As filed with the Securities and Exchange Commission on March 5, 2020

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04419

TRANSAMERICA SERIES TRUST

(Exact Name of Registrant as Specified in Charter)

1801 California St., Suite 5200, Denver, Colorado 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: 1-800-851-9777

Rhonda A. Mills, Esq., 1801 California St., Suite 5200, Denver, Colorado 80202

(Name and Address of Agent for Service)

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Item 1:	Report(s) to Shareholders.

The Annual Report is attached.

Transamerica Series Trust Annual Report

December 31, 2019

1801 California St., Suite 5200

Denver, CO 80202

Distributor: Transamerica Capital, Inc.

Customer Service: 1-800-851-9777

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the portfolios’ shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead, the insurance company may choose to make the reports available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If your insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. That election will apply to all portfolios available under your contract with the insurance company.

The following pages contain the most recent annual reports for the investment options in which you are invested. In compliance with Securities and Exchange Commission regulations, we present these reports on an annual and semi-annual basis with the hope that they will foster greater understanding of the investment options’ holdings, performance, financial data, accounting policies and other issues. This streamlined version provides information only on the investment options in which you are invested.

If you have any questions about these reports, please do not hesitate to contact your financial professional. As always, we thank you for your trust and the opportunity to serve you.

Dear Contract Holder,

On behalf of Transamerica Series Trust, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report provides certain information about the investments and performance of your Portfolio(s) during the fiscal year. The Securities and Exchange Commission currently requires that annual and semi-annual reports be sent to all contract holders. This report ended December 31, 2019 covers the 12-month period ended December 31, 2019.

We believe it is important to understand market conditions over the fiscal year to provide a context for reading this report. As the year began, markets had reacted negatively to steadily rising interest rates and the fear that the U.S. Federal Reserve (“Fed”) was possibly on the verge of a major monetary policy error, that of raising rates into a slowing economy. The S&P 500® had declined by approximately 20% from its September 2018 high and credit spreads increased considerably as well. This negative sentiment had also extended into the international markets where both developed and emerging markets had suffered losses in excess of U.S. equities. While the ongoing U.S./China trade dispute shared some of the blame for investor angst going into 2019, most eyes were squarely on the Fed and what the path of interest rates might be for the new year. As the calendar turned to 2019, however, the Fed moderated its tone to one of patience, signaling that further rate hikes were likely off the table for the time being. U.S. equity markets reacted favorably in response and approached all-time highs by late spring 2019.

U.S./China trade talks continued through the first few months of 2019 with little progress, and in May negotiations deteriorated as the U.S. announced a new round of tariffs. China immediately responded with tariffs of its own on U.S. exports. Equity markets initially declined on this news, however, the Fed responded to these renewed trade tensions by signaling it would “act as appropriate to sustain the expansion” which served to contain fears of an economic slowdown. The Fed then proceeded to cut the Fed Funds rate by 0.25% at three consecutive meetings from July through October, taking its policy rate down to a target range of 1.50%—1.75%. These represented the first interest rate cuts since the Fed had begun its tightening campaign in December of 2015, and global equity and credit markets responded favorably.

Markets finished the fiscal year strong as U.S./China trade relations improved and expectations of a stable growth economy combined with benign inflation and lower interest rates helped to emphasize optimism for the year ahead. While the manufacturing sector exhibited some weakness, consumer spending remained strong. Although the drama of impeachment and election uncertainties loomed over Washington, investors seem to have taken those non-market related developments in stride while focusing on the broader investment landscape featuring the lowest unemployment rate in fifty years, higher wages and the prospect of rising corporate earnings growth. The S&P 500®, NASDAQ and Dow Jones Industrial Average all closed the year near their highest levels ever.

For the 12-month period ended December 31, 2019, the S&P 500® Index returned 31.49% while the MSCI EAFE Index, representing international developed market equities, returned 22.66%. During the same period, the Bloomberg Barclays U.S. Aggregate Bond Index returned 8.72%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Series Trust

Tom Wald, CFA

Chief Investment Officer

Transamerica Series Trust

Bloomberg Barclays U.S. Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500®: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Series Trust. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Series Trust. Investing involves risk, including potential loss of principal. The performance data presented represents past performance and does not guarantee future results. Indexes are unmanaged and an investor cannot invest directly in an index.

Transamerica 60/40 Allocation VP

(unaudited)

MARKET ENVIRONMENT

The past year was a very strong year for U.S. markets, with the S&P 500® increasing steadily throughout most of 2019 with only short-lived bouts of volatility. By year-end, the S&P 500® had enjoyed a calendar year total return of over 31.49%. Fixed income markets were also quite strong, as the yield on the benchmark 10-year Treasury crept lower throughout most of the year, while credit spreads on both investment-grade and high-yield fixed income tightened. These two dynamics pushed the broad U.S. bond market up over 8% while most credit indexes were even stronger.

Much of the lack of volatility in 2019 was driven by two major dynamics. First, after a very weak fourth quarter of 2018, the U.S. Federal Reserve (“Fed”) reversed its tightening bias and embarked on a rate cutting cycle, lowering the policy federal funds rate three times in 2019. This gave investors the sense that the Fed was standing at the ready should the economic picture deteriorate. The second major positive dynamic was what seemed to be some progress on the U.S./China trade war, as a “Phase One Trade Deal” between the U.S. and China has been announced. While markets have been subjected to numerous false starts, where trade deals have looked imminent only to be pulled, the market seems to be putting more weight into this one eventually being signed, and as such, markets reacted positively.

Interestingly, what has arguably been the most publicized news story of the second half of the year, impeachment, seems to have been mostly ignored by markets, as investors have remained more focused on fundamental and economic concerns. We will certainly continue to monitor the events in Washington D.C., but we typically find far more value in focusing on those things that we can control like our asset allocation and fund selection than those that we cannot, like politics.

On earnings and economics, “slow but steady” continued to be the main theme, as gross domestic product (“GDP”) growth and inflation were both moderate and stable, hovering around the 2% level throughout most of the year. While U.S. manufacturing weakened somewhat in the second half of the year, the U.S. consumer—fueled by rising wages and a low unemployment rate—remained strong.

PERFORMANCE

For the year ended December 31, 2019, Transamerica 60/40 Allocation VP, Service Class returned 20.13%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Transamerica 60/40 Allocation VP Blended Benchmark, returned 31.49% and 20.81%, respectively.

STRATEGY REVIEW

The Portfolio is designed to strategically allocate approximately 45% of its net assets to U.S. stocks, 15% to foreign stocks and 40% to fixed income. This is accomplished by investing in underlying Transamerica Funds and is aimed at providing investors in the Portfolio a long-term risk profile that is similar to that of a balanced fund which takes on some international exposure. Should portfolio allocations to underlying Transamerica Funds drift away from our target allocations, we rebalance periodically to ensure that the investments remain within a reasonable range of our long-term targets.

All holdings within the Portfolio, both equity and fixed income funds, experienced gains during the fiscal year. The equity funds, which follow an indexing strategy for broad market exposure, produced positive double-digit returns during the period, and were supported by rising global equity markets. The fixed income piece of the portfolio benefitted by the falling interest rate environment described above and was positive by high single digit percentages. To be sure, the relatively stable GDP and inflation picture in the U.S. as well as a European economy that seems to have stabilized, albeit at a low level of growth, gave investors the confidence to push equities higher.

Looking ahead, we expect the Fed to remain data dependent, and in the current market, that may mean that they remain on hold until they are given a reason to act on either a deteriorating economic picture, which may foster in a rate decrease, or rising inflation, which may bring a rate increase.

Christopher A. Staples, CFA

Kane Cotton, CFA

Sean Serrell, CFA

Co-Portfolio Managers

Transamerica Asset Management, Inc.

Asset Allocation	Percentage of Net Assets
U.S. Equity Fund	44.9%
U.S. Fixed Income Fund	40.0
International Equity Fund	15.0
Net Other Assets (Liabilities)	0.1
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2019

Transamerica 60/40 Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2019
	1 Year	10 Year or Since Inception	Inception Date
Service Class	20.13%	5.96%	01/12/2018
S&P 500® (A)	31.49%	10.33%
Transamerica 60/40 Allocation VP Blended Benchmark (A) (B) (C) (D)	20.81%	6.88%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica 60/40 Allocation VP Blended Benchmark is composed of the following benchmarks: 40% Bloomberg Barclays US Aggregate Bond Index, 15% MSCI EAFE Index, and 45% S&P 500®.

(C) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(D) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks, especially technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions.

Transamerica Series Trust	Annual Report 2019

Transamerica 60/40 Allocation VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2019, and held for the entire six-month period until December 31, 2019.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Net Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$1,065.40	$3.28	$1,022.00	$3.21	0.63%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2019

Transamerica 60/40 Allocation VP

SCHEDULE OF INVESTMENTS

At December 31, 2019

	Shares	Value
INVESTMENT COMPANIES - 99.9%
International Equity Fund - 15.0%
Transamerica International Equity Index VP (A)	345,289	$ 3,936,293

U.S. Equity Fund - 44.9%
Transamerica U.S. Equity Index VP (A)	842,925	11,817,803

U.S. Fixed Income Fund - 40.0%
Transamerica Core Bond (A)	1,033,153	10,517,495

Total Investment Companies (Cost $24,124,287)		26,271,591

Total Investments (Cost $24,124,287)		26,271,591
Net Other Assets (Liabilities) - 0.1%		20,116

Net Assets - 100.0%		$ 26,291,707

SECURITY VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$26,271,591	$—	$—	$26,271,591

Total Investments	$26,271,591	$—	$—	$26,271,591

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I2 shares of Transamerica Funds and/or affiliated investment in the Initial Class shares of Transamerica Series Trust. Affiliated interest income, dividend income, realized and unrealized gains (losses), if any, are broken out within the Statement of Operations.
(B)	There were no transfers in or out of Level 3 during the year ended December 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica 60/40 Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2019

Assets:
Affiliated investments, at value (cost $24,124,287)	$26,271,591
Cash	2,082
Receivables and other assets:
Shares of beneficial interest sold	43,865

Total assets	26,317,538

Liabilities:
Payables and other liabilities:
Affiliated investments purchased	1,687
Shares of beneficial interest redeemed	34
Investment management fees	2,482
Distribution and service fees	5,465
Transfer agent costs	32
Trustees, CCO and deferred compensation fees	44
Audit and tax fees	13,617
Custody fees	732
Legal fees	172
Printing and shareholder reports fees	378
Other accrued expenses	1,188

Total liabilities	25,831

Net assets	$26,291,707

Net assets consist of:
Capital stock ($0.01 par value)	$23,518
Additional paid-in capital	23,846,323
Total distributable earnings (accumulated losses)	2,421,866

Net assets	$26,291,707

Shares outstanding	2,351,755

Net asset value and offering price per share	$11.18

STATEMENT OF OPERATIONS

For the year ended December 31, 2019

Investment Income:
Dividend income from affiliated investments	$308,695

Total investment income	308,695

Expenses:
Investment management fees	52,947
Distribution and service fees	44,123
Transfer agent costs	277
Trustees, CCO and deferred compensation fees	564
Audit and tax fees	19,202
Custody fees	831
Legal fees	4,029
Printing and shareholder reports fees	1,102
Other	2,764

Total expenses before waiver and/or reimbursement and recapture	125,839

Expense waived and/or reimbursed	(35,899)
Recapture of previously waived and/or reimbursed fees	21,251

Net expenses	111,191

Net investment income (loss)	197,504

Net realized gain (loss) on:
Affiliated investments	89,265

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	2,576,972

Net realized and change in unrealized gain (loss)	2,666,237

Net increase (decrease) in net assets resulting from operations	$2,863,741

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica 60/40 Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the year and period ended:

	December 31, 2019	December 31, 2018 (A)
From operations:
Net investment income (loss)	$197,504	$26,505
Net realized gain (loss)	89,265	13,203
Net change in unrealized appreciation (depreciation)	2,576,972	(429,668)

Net increase (decrease) in net assets resulting from operations	2,863,741	(389,960)

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(52,430)	—

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(52,430)	—

Capital share transactions:
Proceeds from shares sold	17,589,144	9,002,919
Dividends and/or distributions reinvested	52,430	—
Cost of shares redeemed	(2,442,441)	(331,696)

Net increase (decrease) in net assets resulting from capital share transactions	15,199,133	8,671,223

Net increase (decrease) in net assets	18,010,444	8,281,263

Net assets:
Beginning of year/period	8,281,263	—

End of year/period	$26,291,707	$8,281,263

Capital share transactions - shares:
Shares issued	1,697,245	919,896
Shares reinvested	4,993	—
Shares redeemed	(236,071)	(34,308)

Net increase (decrease) in shares outstanding	1,466,167	885,588

(A)	Commenced operations on January 12, 2018.

FINANCIAL HIGHLIGHTS

For a share outstanding during the year and period indicated:

	Service Class
	December 31, 2019	December 31, 2018 (A)
Net asset value, beginning of year/period	$9.35	$10.00

Investment operations:
Net investment income (loss) (B)	0.12	0.10
Net realized and unrealized gain (loss)	1.74	(0.75)

Total investment operations	1.86	(0.65)

Dividends and/or distributions to shareholders:
Net investment income	(0.02)	—
Net realized gains	(0.01)	—

Total dividends and/or distributions to shareholders	(0.03)	—

Net asset value, end of year/period	$11.18	$9.35

Total return	20.13%	(6.70	)%(C)

Ratio and supplemental data:
Net assets end of year/period (000’s)	$26,292	$8,281
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.71%	2.02	%(E)
Including waiver and/or reimbursement and recapture (F)	0.63%	0.63	%(E)
Net investment income (loss) to average net assets	1.12%	1.03	%(E)
Portfolio turnover rate	14%	19	%(C)

(A)	Commenced operations on January 12, 2018.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Portfolio invests.
(E)	Annualized.
(F)	TAM has contractually agreed to waive 0.18% of its management fee through May 1, 2020. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica 60/40 Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2019

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica 60/40 Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM is Responsible for All Aspects of the day-to-day management of the portfolio.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2019 by the Portfolio.

Transamerica Series Trust	Annual Report 2019

Transamerica 60/40 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2019, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV of the underlying Subaccounts as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying portfolios and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Transamerica Series Trust	Annual Report 2019

Transamerica 60/40 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2019, the Portfolio has not utilized the program.

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Growth risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Fixed income risk: The value of fixed income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels in the U.S., so the Portfolio faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2019

Transamerica 60/40 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $1 billion	0.30%
Over $1 billion	0.28

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.63%	May 1, 2020

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the thirty-six months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2019 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the period ended December 31, 2018 and year ended December 31, 2019, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available (A)
2018 (B)	2019	Total
$ 9,689	$ 4,130	$ 13,819

(A)	Certain fees are not available for recapture by TAM.
(B)	Commenced operations on January 12, 2018.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2019, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2019

Transamerica 60/40 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2019, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2019.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2019, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 17,477,279	$ 2,394,581

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2019, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 24,144,815	$ 2,126,776	$ —	$ 2,126,776

As of December 31, 2019, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2019, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2019 and 2018 are as follows:

2019 Distributions Paid From			2018 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 50,254	$ 2,176	$ —	$ —	$ —	$ —

Transamerica Series Trust	Annual Report 2019

Transamerica 60/40 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2019, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 209,940	$ 85,150	$ —	$ —	$ —	$ 2,126,776

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and has early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

10. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as sub-adviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties have been deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica 60/40 Allocation VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica 60/40 Allocation VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statements of operations for the year then ended, statement of changes in net assets and the financial highlights for the year then ended and for the period from January 12, 2018 (commencement of operations) through December 31, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2019, and the results of its operations for the period then ended, the changes in its net assets and its financial highlights for the period then ended and for the period from January 12, 2018 (commencement of operations) through December 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2020

Transamerica Series Trust	Annual Report 2019

Transamerica 60/40 Allocation VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $2,176 for the year ended December 31, 2019.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 38,220	$ 15,042

Transamerica Series Trust	Annual Report 2019

Transamerica Aegon High Yield Bond VP

(unaudited)

MARKET ENVIRONMENT

Against a backdrop of macro and geopolitical uncertainty, the high yield market was resilient, producing double-digit returns in 2019. After the significant sell-off in the fourth quarter of 2018, the high yield market quickly reversed course in January as the U.S. Federal Reserve (“Fed”) turned more dovish and halted their rate hike cycle. The initial rally was broad-based, lifting all sectors and rating categories. However, as the year wore on, investors became more discerning, focusing their purchases on higher-quality assets, as the specter of continued trade tensions and economic uncertainty weighed on many of the more cyclical sectors and lower-quality companies.

By mid-year, it became clear the Fed was solidifying their supportive monetary backdrop, which subsequently led to three rate cuts between August and October. These cuts, combined with a decent economic growth environment, fueled a sustained rally across fixed income assets, including high yield. The subsequent rally in U.S. Treasuries during the year led to competitive returns in higher-quality, long-duration assets.

In addition to the supportive monetary policy backdrop, the high yield market benefited from stable fundamentals, including healthy company earnings and low defaults. Technicals were also supportive, as modest inflows to high yield were more than sufficient to meet an average new issue supply calendar which was dominated by refinancing activity. This combination of stable fundamentals and supportive technicals resulted in a significant move lower in the yield-to-worst of the index, from 7.95% at the end of 2018 to 5.19% as of the 12-month period ended December 31, 2019.

PERFORMANCE

For the year ended December 31, 2019, Transamerica Aegon High Yield Bond VP, Initial Class returned 14.21%. By comparison, its benchmark, the Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index, returned 14.32%.

STRATEGY REVIEW

We maintained a slight down-in-quality bias but pursued idiosyncratic opportunities to add higher-quality credit. On a case-by-case basis, we have remained comfortable with our risk exposure to our lower-quality credit holdings given their underlying fundamentals. In addition to preferring certain consumer and communication sectors, key sector overweights include housing-related credits, gaming and financials. We have been finding some opportunities in specific credits within the telecom and energy sectors, though, we have consistently viewed valuations of basic materials as relatively rich throughout 2019 and maintained an underweight, primarily via chemicals. We also remained underweight consumer non-cyclical primarily through underweight exposure to the healthcare sector where we have some fundamental concerns around certain private equity backed issuers.

Security selection was the primary driver of performance during the year. While selection was strong across high yield rating categories, it was especially advantageous within B-rated credits. Our underweight to credits rated CCC and below throughout most of the year also contributed to outperformance as lower-quality bonds lagged their higher-quality counterparts in 2019. The off-benchmark exposure to investment grade credit also contributed to strong relative performance. Meanwhile, the small overweight to credits that were unrated by the major ratings agencies detracted from returns. By sub-sector, the top three contributors included consumer cyclicals, technology and consumer non-cyclicals. The largest detractors included holdings in capital goods, electric companies and real estate investment trusts.

Kevin Bakker, CFA

Benjamin D. Miller, CFA

James K. Schaeffer, Jr.

Derek Thoms

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Series Trust	Annual Report 2019

Transamerica Aegon High Yield Bond VP

(unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	92.9%
Other Investment Company	4.0
Repurchase Agreement	2.8
Loan Assignments	1.9
Preferred Stocks	1.1
Common Stocks	0.3
Warrant	0.0
Net Other Assets (Liabilities)	(3.0)
Total	100.0%

Current	and future portfolio holdings are subject to change and risk.

Portfolio Characteristics	Years
Average Maturity §	4.20
Duration †	2.78

Credit Quality ‡	Percentage of Net Assets
AAA	2.8%
BBB	7.3
BB	42.2
B	37.0
CCC and Below	6.8
Not Rated	6.9
Net Other Assets (Liabilities)	(3.0)
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

Transamerica Series Trust	Annual Report 2019

Transamerica Aegon High Yield Bond VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	14.21%	5.77%	7.33%	06/01/1998
Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index (A)	14.32%	6.14%	7.55%
Service Class	13.97%	5.52%	7.06%	05/01/2003

(A) The Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index is an issuer-constrained measurement of the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The exposure of each issuer is limited to 2% of the total market value of the index.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which is included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investments in high-yield bonds (junk bonds) may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable and the value of these securities tends to decline when the interest rate increases.

Transamerica Series Trust	Annual Report 2019

Transamerica Aegon High Yield Bond VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2019, and held for the entire six-month period until December 31, 2019.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,044.40	$3.30	$1,022.00	$3.26	0.64%
Service Class	1,000.00	1,042.30	4.58	1,020.70	4.53	0.89

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2019

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS

At December 31, 2019

	Principal	Value
CORPORATE DEBT SECURITIES - 92.9%
Aerospace & Defense - 1.2%
Bombardier, Inc.
6.13%, 01/15/2023 (A)	$ 1,105,000	$ 1,133,178
7.50%, 03/15/2025 (A) (B)	309,000	318,653
7.88%, 04/15/2027 (A)	466,000	479,398
Triumph Group, Inc.
5.25%, 06/01/2022	935,000	930,325
7.75%, 08/15/2025	462,000	481,727

		3,343,281

Airlines - 1.3%
American Airlines Group, Inc. 5.00%, 06/01/2022 (A)	164,000	171,585
American Airlines Pass-Through Trust
5.60%, 01/15/2022 (A)	331,102	336,470
5.63%, 07/15/2022 (A)	253,640	258,352
Continental Airlines Pass-Through Trust
5.50%, 04/29/2022	191,112	194,647
6.90%, 10/19/2023	307,620	323,806
United Airlines Holdings, Inc.
4.25%, 10/01/2022	407,000	425,315
4.88%, 01/15/2025	649,000	687,940
United Airlines Pass-Through Trust 4.63%, 03/03/2024	186,108	191,896
US Airways Pass-Through Trust
5.38%, 05/15/2023	392,084	407,994
6.75%, 12/03/2022	432,153	453,652

		3,451,657

Auto Components - 0.8%
Dana, Inc.
5.38%, 11/15/2027	369,000	380,070
5.50%, 12/15/2024	190,000	195,305
Goodyear Tire & Rubber Co.
4.88%, 03/15/2027 (B)	484,000	500,940
5.00%, 05/31/2026 (B)	257,000	267,280
Panther BF Aggregator 2, LP / Panther Finance Co., Inc.
6.25%, 05/15/2026 (A)	428,000	461,170
8.50%, 05/15/2027 (A)	482,000	512,125

		2,316,890

Banks - 3.6%
Barclays PLC
Fixed until 06/20/2029, 5.09% (C), 06/20/2030	295,000	328,937
Fixed until 09/15/2023 (D), 7.75% (C)	1,041,000	1,137,292
Fixed until 06/15/2024 (D), 8.00% (C)	285,000	318,844
BNP Paribas SA
Fixed until 03/14/2022 (D), 6.75% (A) (C)	680,000	724,200
Fixed until 03/30/2021 (D), 7.63% (A) (C)	475,000	501,125
CIT Group, Inc.
4.75%, 02/16/2024	394,000	420,595
5.00%, 08/15/2022	390,000	413,400
Citigroup, Inc.
Fixed until 09/12/2024 (D), 5.00% (C)	996,000	1,043,310
Fixed until 03/27/2020 (D), 5.88% (C)	766,000	769,830
Intesa Sanpaolo SpA 5.71%, 01/15/2026 (A)	1,125,000	1,217,752

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Lloyds Banking Group PLC
Fixed until 06/27/2024 (D), 7.50% (C)	$ 419,000	$ 462,995
Fixed until 09/27/2025 (D), 7.50% (C)	200,000	224,250
Royal Bank of Scotland Group PLC Fixed until 08/15/2021 (D), 8.63% (C)	490,000	525,525
Societe Generale SA Fixed until 09/13/2021 (D), 7.38% (A) (C)	920,000	975,200
UniCredit SpA 6.57%, 01/14/2022 (A)	665,000	714,228

		9,777,483

Beverages - 0.4%
Cott Holdings, Inc. 5.50%, 04/01/2025 (A)	1,012,000	1,057,540

Building Products - 2.5%
Associated Materials LLC / AMH New Finance, Inc. 9.00%, 01/01/2024 (A)	1,890,000	1,653,750
Builders FirstSource, Inc.
5.63%, 09/01/2024 (A)	354,000	368,160
6.75%, 06/01/2027 (A)	492,000	539,355
Cornerstone Building Brands, Inc. 8.00%, 04/15/2026 (A)	2,026,000	2,112,105
Griffon Corp. 5.25%, 03/01/2022	1,549,000	1,554,809
Patrick Industries, Inc. 7.50%, 10/15/2027 (A)	628,000	668,820

		6,896,999

Capital Markets - 1.2%
Credit Suisse Group AG
Fixed until 12/18/2024 (D), 6.25% (A) (C)	166,000	180,566
Fixed until 08/21/2026 (D), 6.38% (A) (C)	387,000	417,186
Fixed until 09/12/2025 (D), 7.25% (A) (C)	465,000	519,056
Fixed until 07/17/2023 (D), 7.50% (A) (C)	345,000	377,551
Fixed until 12/11/2023 (D), 7.50% (A) (C)	1,205,000	1,354,119
Goldman Sachs Capital II 3-Month LIBOR + 0.77%, 4.00% (C), 01/31/2020 (D)	169,000	147,875
Goldman Sachs Group, Inc. 3-Month LIBOR + 3.88%, 5.78% (C), 01/31/2020 (D)	280,000	281,400

		3,277,753

Chemicals - 2.0%
Eagle Intermediate Global Holding BV / Ruyi Finance LLC 7.50%, 05/01/2025 (A)	686,000	541,940
Hexion, Inc. 7.88%, 07/15/2027 (A)	776,000	807,001
NOVA Chemicals Corp.
4.88%, 06/01/2024 (A)	590,000	609,175
5.25%, 06/01/2027 (A)	1,521,000	1,562,827
OCI NV 6.63%, 04/15/2023 (A)	625,000	651,563
Olin Corp.
5.13%, 09/15/2027	825,000	860,062
5.63%, 08/01/2029	493,000	520,707

		5,553,275

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Commercial Services & Supplies - 2.3%
Ashtead Capital, Inc.
4.00%, 05/01/2028 (A)	$ 250,000	$ 252,500
5.25%, 08/01/2026 (A)	725,000	775,750
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
5.50%, 04/01/2023 02/25/2016 - 07/14/2016	316,000	321,530
5.75%, 07/15/2027 (A)	784,000	815,360
6.38%, 04/01/2024 (A)	312,000	323,700
Foxtrot Escrow Issuer LLC / Foxtrot Escrow Corp. 12.25%, 11/15/2026 (A)	673,000	700,761
Garda World Security Corp. 8.75%, 05/15/2025 (A)	1,080,000	1,123,200
GW B-CR Security Corp. 9.50%, 11/01/2027 (A)	116,000	123,830
Herc Holdings, Inc. 5.50%, 07/15/2027 (A)	1,094,000	1,151,435
Stericycle, Inc. 5.38%, 07/15/2024 (A)	562,000	590,100

		6,178,166

Communications Equipment - 1.2%
CommScope Technologies LLC
5.00%, 03/15/2027 (A)	13,000	12,220
6.00%, 06/15/2025 (A)	1,584,000	1,585,790
CommScope, Inc.
5.50%, 03/01/2024 (A)	236,000	246,030
6.00%, 03/01/2026 (A)	317,000	337,209
8.25%, 03/01/2027 (A)	316,000	332,590
Nokia OYJ 3.38%, 06/12/2022	677,000	685,462

		3,199,301

Construction & Engineering - 1.7%
Abengoa Abenewco 2 SAU PIK Rate 1.50%, Cash Rate 0.00%, 04/26/2024 (A) (E) (F)	602,228	0
Ashton Woods USA LLC / Ashton Woods Finance Co.
6.75%, 08/01/2025 (A)	411,000	420,247
9.88%, 04/01/2027 (A)	1,258,000	1,415,250
Weekley Homes LLC / Weekley Finance Corp. 6.00%, 02/01/2023	763,000	763,954
William Lyon Homes, Inc.
5.88%, 01/31/2025 01/17/2017 - 10/19/2018 (G)	847,000	872,410
6.00%, 09/01/2023 03/06/2018 (G)	365,000	380,513
6.63%, 07/15/2027 06/24/2019 (A) (G)	624,000	677,040
7.00%, 08/15/2022	134,000	134,335

		4,663,749

Construction Materials - 0.5%
Norbord, Inc. 6.25%, 04/15/2023 (A)	1,185,000	1,267,950

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Consumer Finance - 2.3%
Ally Financial, Inc.
3.88%, 05/21/2024	$ 463,000	$ 484,992
5.75%, 11/20/2025	257,000	287,519
7.50%, 09/15/2020	641,000	663,435
8.00%, 03/15/2020	294,000	296,573
Altice Financing SA 7.50%, 05/15/2026 (A)	1,156,000	1,242,700
Navient Corp.
5.00%, 10/26/2020	859,000	871,627
5.88%, 10/25/2024	1,069,000	1,143,830
6.50%, 06/15/2022	325,000	352,219
6.63%, 07/26/2021	279,000	295,043
Springleaf Finance Corp. 7.13%, 03/15/2026	492,000	568,850

		6,206,788

Containers & Packaging - 4.0%
ARD Finance SA PIK Rate 7.25%, Cash Rate 6.50%, 06/30/2027 (A) (E)	672,000	694,814
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 6.00%, 02/15/2025 (A)	810,000	849,487
Cascades, Inc. / Cascades USA, Inc.
5.13%, 01/15/2026 (A)	305,000	313,388
5.38%, 01/15/2028 (A)	367,000	377,093
Crown Americas LLC / Crown Americas Capital Corp. VI 4.75%, 02/01/2026	1,031,000	1,088,994
Flex Acquisition Co., Inc.
6.88%, 01/15/2025 (A)	522,000	525,915
7.88%, 07/15/2026 (A) (B)	557,000	561,177
Greif, Inc. 6.50%, 03/01/2027 (A)	796,000	859,680
Mauser Packaging Solutions Holding Co.
5.50%, 04/15/2024 (A)	758,000	780,816
7.25%, 04/15/2025 (A)	217,000	214,288
OI European Group BV 4.00%, 03/15/2023 (A)	381,000	383,857
Owens-Brockway Glass Container, Inc.
5.88%, 08/15/2023 (A) (B)	693,000	739,777
6.38%, 08/15/2025 08/11/2015 (A) (B) (G)	178,000	194,465
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC
5.13%, 07/15/2023 (A)	341,000	349,099
5.75%, 10/15/2020	439,975	440,525
7.00%, 07/15/2024 (A)	1,533,000	1,584,739
Trivium Packaging Finance BV
5.50%, 08/15/2026 (A)	428,000	451,005
8.50%, 08/15/2027 (A)	345,000	383,812

		10,792,931

Diversified Financial Services - 3.0%
Avation Capital SA 6.50%, 05/15/2021 (A)	562,000	583,778
DAE Funding LLC
4.50%, 08/01/2022 (A)	227,000	230,405
5.00%, 08/01/2024 (A)	367,000	385,328

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Financial Services (continued)
DAE Funding LLC (continued)
5.25%, 11/15/2021 (A)	$ 312,000	$ 323,700
5.75%, 11/15/2023 (A)	311,000	326,161
Dana Financing Sarl 5.75%, 04/15/2025 (A)	1,963,000	2,051,335
ILFC E-Capital Trust I 1.55% + Max of 3-Month LIBOR, 10-Year CMT, or 30-Year CMT, 3.90% (C), 12/21/2065 (A)	1,578,000	1,224,686
ILFC E-Capital Trust II 1.80% + Max of 3-Month LIBOR, 15-Year CMT or 30-Year CMT, 4.15% (C), 12/21/2065 (A)	137,000	110,884
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. 5.25%, 03/15/2022 (A)	1,052,000	1,092,765
Virgin Media Secured Finance PLC 5.50%, 08/15/2026 - 05/15/2029 (A)	1,684,000	1,780,791

		8,109,833

Diversified Telecommunication Services - 3.8%
CenturyLink, Inc.
5.13%, 12/15/2026 (A)	620,000	630,931
5.80%, 03/15/2022	250,000	262,818
6.45%, 06/15/2021	783,000	819,605
6.75%, 12/01/2023	123,000	137,299
7.50%, 04/01/2024	695,000	783,612
Frontier Communications Corp.
7.63%, 04/15/2024	891,000	429,907
8.50%, 04/01/2026 (A)	259,000	262,238
8.75%, 04/15/2022	389,000	187,693
9.00%, 08/15/2031	1,091,000	529,135
10.50%, 09/15/2022	405,000	197,438
11.00%, 09/15/2025	357,000	173,145
Hughes Satellite Systems Corp.
5.25%, 08/01/2026	118,000	129,505
6.63%, 08/01/2026 (B)	379,000	420,690
7.63%, 06/15/2021	1,298,000	1,386,848
Intelsat Jackson Holdings SA
8.00%, 02/15/2024 (A)	185,000	189,856
8.50%, 10/15/2024 (A)	970,000	883,505
9.50%, 09/30/2022 (A)	355,000	401,816
Level 3 Financing, Inc. 5.38%, 01/15/2024	145,000	147,356
Sprint Capital Corp. 8.75%, 03/15/2032	687,000	833,846
UPCB Finance IV, Ltd. 5.38%, 01/15/2025 (A)	1,220,000	1,254,160
Virgin Media Finance PLC 6.00%, 10/15/2024 (A)	200,000	206,000

		10,267,403

Electric Utilities - 0.6%
Elwood Energy LLC 8.16%, 07/05/2026	808,542	889,396
NextEra Energy Operating Partners, LP 4.25%, 07/15/2024 (A)	436,000	453,985
Vistra Operations Co. LLC 5.00%, 07/31/2027 (A)	251,000	262,290

		1,605,671

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Energy Equipment & Services - 1.7%
CSI Compressco, LP / CSI Compressco Finance, Inc.
7.25%, 08/15/2022	$ 1,003,000	$ 922,760
7.50%, 04/01/2025 (A)	240,000	235,800
Genesis Energy, LP / Genesis Energy Finance Corp.
6.50%, 10/01/2025	598,000	578,565
6.75%, 08/01/2022	894,000	902,940
KCA Deutag Finance PLC 9.63%, 04/01/2023 (A)	1,030,000	700,400
Noble Holding International, Ltd.
6.05%, 03/01/2041	527,000	189,720
8.95%, 04/01/2045	359,000	150,780
Transocean Sentry, Ltd. 5.38%, 05/15/2023 (A)	383,000	389,702
USA Compression Partners, LP / USA Compression Finance Corp. 6.88%, 09/01/2027	568,000	591,629

		4,662,296

Entertainment - 0.5%
Netflix, Inc.
4.88%, 04/15/2028	698,000	725,013
4.88%, 06/15/2030 (A)	431,000	437,734
5.38%, 11/15/2029 (A)	159,000	169,332

		1,332,079

Equity Real Estate Investment Trusts - 3.0%
CBL & Associates, LP
5.25%, 12/01/2023 (B)	1,214,000	849,800
5.95%, 12/15/2026	316,000	189,600
HAT Holdings I LLC / HAT Holdings II LLC 5.25%, 07/15/2024 (A)	494,000	519,318
Iron Mountain US Holdings, Inc. 5.38%, 06/01/2026 (A)	324,000	338,580
Iron Mountain, Inc.
4.38%, 06/01/2021 (A)	309,000	312,105
5.25%, 03/15/2028 (A)	1,184,000	1,231,360
iStar, Inc.
4.25%, 08/01/2025	654,000	661,168
5.25%, 09/15/2022	404,000	414,605
6.00%, 04/01/2022	707,000	728,210
MGM Growth Properties Operating Partnership, LP / MGP Finance Co-Issuer, Inc. 5.75%, 02/01/2027 (A)	480,000	535,200
SBA Communications Corp.
4.00%, 10/01/2022	415,000	422,781
4.88%, 07/15/2022	1,065,000	1,078,313
Service Properties Trust
4.35%, 10/01/2024	383,000	393,603
4.75%, 10/01/2026	383,000	392,910

		8,067,553

Food & Staples Retailing - 1.4%
Albertsons Cos., Inc. / Safeway, Inc.
4.63%, 01/15/2027 (A)	543,000	542,348
5.75%, 03/15/2025	966,000	999,810
6.63%, 06/15/2024	987,000	1,033,053
7.50%, 03/15/2026 (A)	155,000	173,988

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Food & Staples Retailing (continued)
Rite Aid Corp. 6.13%, 04/01/2023 (A)	$ 1,244,000	$ 1,144,480

		3,893,679

Food Products - 2.1%
B&G Foods, Inc. 5.25%, 09/15/2027	1,017,000	1,027,170
JBS USA LUX SA / JBS USA Finance, Inc. 5.75%, 06/15/2025 (A)	336,000	347,760
Pilgrim’s Pride Corp. 5.88%, 09/30/2027 (A)	1,501,000	1,622,956
Post Holdings, Inc.
5.00%, 08/15/2026 (A)	692,000	730,925
5.50%, 12/15/2029 (A)	214,000	228,188
5.63%, 01/15/2028 (A)	413,000	445,008
8.00%, 07/15/2025 (A)	1,130,000	1,210,230

		5,612,237

Health Care Providers & Services - 5.1%
Centene Corp.
4.25%, 12/15/2027 (A)	257,000	264,389
4.63%, 12/15/2029 (A)	187,000	196,602
CHS / Community Health Systems, Inc.
5.13%, 08/01/2021 (B)	427,000	427,000
6.25%, 03/31/2023	435,000	441,525
8.00%, 03/15/2026 (A)	1,429,000	1,471,870
8.13%, 06/30/2024 (A)	186,000	152,520
DaVita HealthCare Partners, Inc. 5.13%, 07/15/2024	562,000	576,050
DaVita, Inc. 5.00%, 05/01/2025	585,000	601,819
Encompass Health Corp.
4.50%, 02/01/2028	311,000	322,274
4.75%, 02/01/2030	218,000	226,175
5.75%, 11/01/2024 - 09/15/2025	1,281,000	1,323,614
HCA, Inc.
5.25%, 04/15/2025 - 06/15/2026	1,336,000	1,495,211
5.88%, 02/15/2026	1,060,000	1,205,358
5.88%, 02/01/2029 (B)	510,000	589,687
7.50%, 02/15/2022	1,358,000	1,500,590
Tenet Healthcare Corp.
4.88%, 01/01/2026 (A)	617,000	646,246
5.13%, 05/01/2025	763,000	785,890
5.13%, 11/01/2027 (A)	617,000	651,706
6.75%, 06/15/2023	369,000	405,424
8.13%, 04/01/2022	607,000	671,494

		13,955,444

Hotels, Restaurants & Leisure - 6.5%
Boyd Gaming Corp.
4.75%, 12/01/2027 (A)	258,000	267,998
6.00%, 08/15/2026	337,000	361,433
6.38%, 04/01/2026	405,000	435,755
Boyne USA, Inc. 7.25%, 05/01/2025 (A)	845,000	918,937
GLP Capital, LP / GLP Financing II, Inc. 5.25%, 06/01/2025	689,000	756,246
Hilton Domestic Operating Co., Inc.
4.88%, 01/15/2030	471,000	498,980
5.13%, 05/01/2026	847,000	891,467

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Hotels, Restaurants & Leisure (continued)
International Game Technology PLC
6.25%, 02/15/2022 - 01/15/2027 (A)	$ 1,114,000	$ 1,190,250
6.50%, 02/15/2025 (A)	578,000	648,805
Marriott Ownership Resorts, Inc. / ILG LLC 6.50%, 09/15/2026	786,000	855,757
MGM Resorts International
5.50%, 04/15/2027	780,000	865,800
5.75%, 06/15/2025	1,202,000	1,346,240
NCL Corp., Ltd. 3.63%, 12/15/2024 (A)	376,000	381,170
Scientific Games International, Inc.
5.00%, 10/15/2025 (A)	703,000	735,514
7.00%, 05/15/2028 (A)	363,000	389,318
7.25%, 11/15/2029 (A)	356,000	386,260
8.25%, 03/15/2026 (A)	1,352,000	1,490,580
Viking Cruises, Ltd.
5.88%, 09/15/2027 (A)	2,215,000	2,367,281
6.25%, 05/15/2025 (A)	787,000	819,464
Wyndham Destinations, Inc.
4.25%, 03/01/2022	288,000	293,760
5.40%, 04/01/2024	1,162,000	1,230,267
5.75%, 04/01/2027	446,000	483,910
6.35%, 10/01/2025	8,000	8,900

		17,624,092

Household Durables - 2.5%
Beazer Homes USA, Inc.
5.88%, 10/15/2027 (B)	664,000	670,640
6.75%, 03/15/2025	423,000	444,150
7.25%, 10/15/2029 (A)	391,000	417,392
Century Communities, Inc.
5.88%, 07/15/2025	1,507,000	1,571,047
6.75%, 06/01/2027 (A)	521,000	558,616
KB Home
4.80%, 11/15/2029	315,000	322,088
7.00%, 12/15/2021	502,000	538,395
7.63%, 05/15/2023	844,000	945,280
Lennar Corp.
4.75%, 05/30/2025	311,000	334,325
5.00%, 06/15/2027	579,000	628,215
Meritage Homes Corp. 5.13%, 06/06/2027	289,000	308,508

		6,738,656

Independent Power & Renewable Electricity Producers - 0.5%
Calpine Corp.
4.50%, 02/15/2028 (A)	765,000	771,786
5.13%, 03/15/2028 (A)	472,000	481,770

		1,253,556

Insurance - 1.1%
Hartford Financial Services Group, Inc. 3-Month LIBOR + 2.13%, 4.03% (C), 02/12/2067 (A)	1,692,000	1,594,710
Lincoln National Corp. 3-Month LIBOR + 2.36%, 4.26% (C), 05/17/2066	1,714,000	1,508,320

		3,103,030

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Leisure Products - 0.3%
Mattel, Inc.
3.15%, 03/15/2023 (B)	$ 228,000	$ 224,580
5.45%, 11/01/2041	200,000	169,000
5.88%, 12/15/2027 (A)	75,000	79,031
6.75%, 12/31/2025 (A)	350,000	376,180

		848,791

Machinery - 1.5%
Colfax Corp.
6.00%, 02/15/2024 (A)	512,000	544,000
6.38%, 02/15/2026 (A)	158,000	172,220
Meritor, Inc. 6.25%, 02/15/2024	1,830,000	1,875,201
Novelis Corp.
5.88%, 09/30/2026 (A)	604,000	642,719
6.25%, 08/15/2024 (A)	770,000	807,538

		4,041,678

Media - 7.6%
Altice Luxembourg SA 7.63%, 02/15/2025 (A) (B)	225,000	233,719
CCO Holdings LLC / CCO Holdings Capital Corp.
4.75%, 03/01/2030 (A)	985,000	1,002,760
5.00%, 02/01/2028 (A)	773,000	811,124
5.13%, 02/15/2023	780,000	788,775
5.38%, 06/01/2029 (A)	290,000	310,300
5.50%, 05/01/2026 (A)	1,395,000	1,469,981
5.75%, 01/15/2024 3/28/2018 - 6/13/2019	219,000	222,833
5.75%, 02/15/2026 (A)	411,000	433,613
Clear Channel Worldwide Holdings, Inc.
5.13%, 08/15/2027 (A)	526,000	547,724
9.25%, 02/15/2024 (A)	677,000	749,777
CSC Holdings LLC
5.38%, 07/15/2023 (A)	340,000	348,500
6.50%, 02/01/2029 (A)	251,000	279,865
6.63%, 10/15/2025 (A)	852,000	906,315
7.75%, 07/15/2025 (A)	800,000	852,968
10.88%, 10/15/2025 (A)	483,000	539,752
Diamond Sports Group LLC / Diamond Sports Finance Co. 5.38%, 08/15/2026 (A)	857,000	866,900
DISH DBS Corp.
5.00%, 03/15/2023	907,000	930,446
5.88%, 07/15/2022	219,000	232,140
6.75%, 06/01/2021	535,000	563,061
7.75%, 07/01/2026 (B)	1,130,000	1,197,111
Gray Television, Inc. 7.00%, 05/15/2027 (A)	246,000	273,367
iHeartCommunications, Inc. 8.38%, 05/01/2027	473,000	522,665
LCPR Senior Secured Financing DAC 6.75%, 10/15/2027 (A)	684,000	725,040
Scripps Escrow, Inc. 5.88%, 07/15/2027 (A)	290,000	303,775
Sinclair Television Group, Inc.
5.50%, 03/01/2030 (A)	760,000	777,100
5.63%, 08/01/2024 (A)	357,000	367,264

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
Sirius XM Radio, Inc.
4.63%, 07/15/2024 (A)	$ 369,000	$ 387,450
5.50%, 07/01/2029 (A)	315,000	340,591
Terrier Media Buyer, Inc. 8.88%, 12/15/2027 (A)	470,000	497,025
Univision Communications, Inc. 5.13%, 05/15/2023 (A)	1,776,000	1,771,560
Ziggo Bond Co. BV 6.00%, 01/15/2027 (A)	500,000	527,500
Ziggo BV 5.50%, 01/15/2027 (A)	806,000	856,375

		20,637,376

Metals & Mining - 3.3%
Alcoa Nederland Holding BV 7.00%, 09/30/2026 (A)	847,000	924,331
Cleveland-Cliffs, Inc.
4.88%, 01/15/2024 (A)	634,000	647,441
5.75%, 03/01/2025	101,000	99,674
5.88%, 06/01/2027 (A)	487,000	467,520
Constellium SE
5.75%, 05/15/2024 (A)	804,000	826,110
6.63%, 03/01/2025 (A)	1,024,000	1,062,502
First Quantum Minerals, Ltd. 7.25%, 04/01/2023 (A) (B)	282,000	291,949
Freeport-McMoRan, Inc.
4.55%, 11/14/2024 (B)	239,000	252,642
5.45%, 03/15/2043	910,000	941,850
Mineral Resources, Ltd. 8.13%, 05/01/2027 (A)	631,000	692,523
New Gold, Inc.
6.25%, 11/15/2022 (A)	682,000	678,803
6.38%, 05/15/2025 (A)	571,000	528,067
Teck Resources, Ltd.
6.00%, 08/15/2040	1,183,000	1,320,654
6.25%, 07/15/2041	134,000	153,624

		8,887,690

Oil, Gas & Consumable Fuels - 11.5%
Antero Resources Corp. 5.00%, 03/01/2025 (B)	610,000	457,500
Callon Petroleum Co.
6.13%, 10/01/2024	1,334,000	1,359,266
6.38%, 07/01/2026 (B)	235,000	238,432
Carrizo Oil & Gas, Inc.
6.25%, 04/15/2023 (B)	523,000	530,767
8.25%, 07/15/2025	839,000	857,877
Cheniere Corpus Christi Holdings LLC 5.88%, 03/31/2025	520,000	584,719
Cheniere Energy Partners, LP 5.63%, 10/01/2026	656,000	693,720
Chesapeake Energy Corp.
7.00%, 10/01/2024	490,000	295,225
7.50%, 10/01/2026	704,000	387,200
11.50%, 01/01/2025 (A) (B)	395,000	373,275
Continental Resources, Inc. 5.00%, 09/15/2022	328,000	330,353
CrownRock, LP / CrownRock Finance, Inc. 5.63%, 10/15/2025 (A)	1,046,000	1,066,920

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
DCP Midstream Operating, LP 5.38%, 07/15/2025	$ 161,000	$ 175,088
DCP Midstream, LP Fixed until 12/15/2022 (D), 7.38% (C)	718,000	674,920
Denbury Resources, Inc.
7.75%, 02/15/2024 (A)	328,000	290,280
9.00%, 05/15/2021 (A)	768,000	743,040
eG Global Finance PLC
6.75%, 02/07/2025 (A)	951,000	965,265
8.50%, 10/30/2025 (A)	268,000	284,415
EP Energy LLC / Everest Acquisition Finance, Inc.
7.75%, 05/15/2026 (A)	553,000	395,395
8.00%, 11/29/2024 (A)	275,000	137,500
Gulfport Energy Corp.
6.00%, 10/15/2024	373,000	264,830
6.38%, 05/15/2025 - 01/15/2026	1,045,000	657,500
Hess Midstream Operations, LP 5.13%, 06/15/2028 (A)	626,000	633,825
HighPoint Operating Corp. 8.75%, 06/15/2025	736,000	669,760
Kinder Morgan, Inc.
7.75%, 01/15/2032, MTN	245,000	337,730
8.05%, 10/15/2030, MTN	134,000	177,384
Moss Creek Resources Holdings, Inc.
7.50%, 01/15/2026 (A)	115,000	87,400
10.50%, 05/15/2027 (A)	441,000	368,235
NuStar Logistics, LP
4.80%, 09/01/2020	1,323,000	1,339,537
5.63%, 04/28/2027	451,000	463,403
6.00%, 06/01/2026	100,000	105,750
6.75%, 02/01/2021	461,000	478,288
Oasis Petroleum, Inc.
6.25%, 05/01/2026 (A)	432,000	358,560
6.88%, 03/15/2022	1,167,000	1,123,237
Parkland Fuel Corp. 5.88%, 07/15/2027 (A)	531,000	571,016
Parsley Energy LLC / Parsley Finance Corp.
5.25%, 08/15/2025 (A)	240,000	246,600
5.38%, 01/15/2025 (A)	505,000	520,150
5.63%, 10/15/2027 (A)	380,000	401,850
PDC Energy, Inc. 6.13%, 09/15/2024	1,270,000	1,285,875
Shelf Drilling Holdings, Ltd. 8.25%, 02/15/2025 (A)	793,000	755,333
SM Energy Co.
6.13%, 11/15/2022	701,000	708,010
6.63%, 01/15/2027 (B)	832,000	817,735
6.75%, 09/15/2026 (B)	118,000	115,640
Southwestern Energy Co. 7.50%, 04/01/2026 (B)	870,000	804,750
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. 5.75%, 04/15/2025	343,000	261,966
Summit Midstream Partners, LP Fixed until 12/15/2022 (D), 9.50% (C)	672,000	342,720

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Targa Resources Partners, LP / Targa Resources Partners Finance Corp.
5.00%, 01/15/2028	$ 450,000	$ 459,000
5.13%, 02/01/2025	991,000	1,028,162
5.50%, 03/01/2030 (A)	628,000	645,270
6.50%, 07/15/2027 (A)	255,000	279,225
6.75%, 03/15/2024	1,347,000	1,395,829
Ultra Resources, Inc.
6.88%, 04/15/2022 (A)	118,000	14,455
7.13%, 04/15/2025 (A)	587,000	38,155
Whiting Petroleum Corp.
5.75%, 03/15/2021	845,000	799,370
6.63%, 01/15/2026	511,000	348,236
WPX Energy, Inc.
5.25%, 09/15/2024	476,000	505,750
8.25%, 08/01/2023	726,000	834,900

		31,086,593

Paper & Forest Products - 0.1%
Boise Cascade Co. 5.63%, 09/01/2024 (A)	375,000	390,000

Pharmaceuticals - 2.0%
Bausch Health Americas, Inc.
8.50%, 01/31/2027 (A)	353,000	401,996
9.25%, 04/01/2026 (A)	515,000	591,529
Bausch Health Cos., Inc.
5.00%, 01/30/2028 (A)	105,000	107,771
5.25%, 01/30/2030 (A)	105,000	108,885
5.50%, 11/01/2025 (A)	278,000	290,510
5.88%, 05/15/2023 04/11/2018 - 05/14/2018 (A) (G)	609,000	614,329
6.13%, 04/15/2025 (A)	754,000	779,055
6.50%, 03/15/2022 (A)	125,000	127,813
7.00%, 01/15/2028 (A)	161,000	177,712
Endo Dac / Endo Finance LLC 6.00%, 07/15/2023 (A)	1,243,000	898,067
Endo Finance LLC / Endo Finco, Inc. 5.38%, 01/15/2023 (A)	462,000	311,467
Par Pharmaceutical, Inc. 7.50%, 04/01/2027 (A)	380,000	378,100
Teva Pharmaceutical Finance III BV 6.75%, 03/01/2028 (B)	524,000	531,970

		5,319,204

Road & Rail - 1.9%
Avolon Holdings Funding, Ltd.
5.13%, 10/01/2023 (A)	647,000	697,388
5.25%, 05/15/2024 (A)	161,000	175,745
Hertz Corp.
5.50%, 10/15/2024 (A)	915,000	937,875
6.00%, 01/15/2028 (A)	563,000	563,000
6.25%, 10/15/2022	456,000	461,130
7.13%, 08/01/2026 (A)	367,000	397,461
Park Aerospace Holdings, Ltd. 5.25%, 08/15/2022 (A)	183,000	194,968
Uber Technologies, Inc.
7.50%, 09/15/2027 (A)	1,316,000	1,350,137
8.00%, 11/01/2026 (A)	244,000	254,370

		5,032,074

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Semiconductors & Semiconductor Equipment - 0.5%
NXP BV / NXP Funding LLC 3.88%, 09/01/2022 (A)	$ 899,000	$ 932,757
Sensata Technologies, Inc. Co. 4.38%, 02/15/2030 (A)	295,000	300,729

		1,233,486

Software - 0.9%
Infor US, Inc. 6.50%, 05/15/2022	1,648,000	1,672,720
Sophia, LP / Sophia Finance, Inc. 9.00%, 09/30/2023 (A)	790,000	811,725

		2,484,445

Specialty Retail - 1.1%
L Brands, Inc.
5.25%, 02/01/2028	157,000	148,758
6.75%, 07/01/2036	1,119,000	981,923
6.88%, 11/01/2035	773,000	691,835
7.50%, 06/15/2029	220,000	226,600
Staples, Inc. 7.50%, 04/15/2026 (A)	947,000	982,512

		3,031,628

Technology Hardware, Storage & Peripherals - 2.1%
Dell International LLC / EMC Corp.
5.88%, 06/15/2021 (A)	568,000	576,878
7.13%, 06/15/2024 (A)	805,000	849,275
8.35%, 07/15/2046 (A)	560,000	771,645
NCR Corp.
5.75%, 09/01/2027 (A)	312,000	332,280
6.13%, 09/01/2029 (A)	348,000	377,622
Seagate HDD Cayman
4.75%, 01/01/2025	167,000	178,542
4.88%, 03/01/2024 - 06/01/2027	876,000	933,565
5.75%, 12/01/2034 (B)	700,000	733,382
Western Digital Corp. 4.75%, 02/15/2026 (B)	972,000	1,013,310

		5,766,499

Trading Companies & Distributors - 1.3%
United Rentals North America, Inc.
4.63%, 10/15/2025	483,000	496,572
5.50%, 07/15/2025 - 05/15/2027	2,226,000	2,317,946
6.50%, 12/15/2026	609,000	669,329

		3,483,847

Wireless Telecommunication Services - 2.0%
Altice France SA 7.38%, 05/01/2026 (A)	1,566,000	1,681,320
Sprint Communications, Inc. 11.50%, 11/15/2021	131,000	149,668
Sprint Corp.
7.13%, 06/15/2024	1,517,000	1,636,464
7.25%, 09/15/2021	2,000	2,115
7.63%, 03/01/2026	734,000	809,455
T-Mobile USA, Inc.
4.00%, 04/15/2022 (B)	360,000	368,550
4.50%, 02/01/2026	412,000	422,300
6.50%, 01/15/2024	273,000	280,854

		5,350,726

Total Corporate Debt Securities (Cost $247,118,420)		251,803,329

	Principal	Value
LOAN ASSIGNMENTS - 1.9%
Hotels, Restaurants & Leisure - 0.4%
Connect Finco SARL Term Loan B, TBD, 12/11/2026 (H) (I)	$ 1,000,000	$ 1,004,250

Media - 0.1%
Clear Channel Outdoor Holdings, Inc. Term Loan B, TBD, 08/21/2026 (H) (I)	385,000	386,805

Software - 0.9%
Avaya, Inc. Term Loan B, 1-Month LIBOR + 4.25%, 5.99% (C), 12/15/2024	1,170,669	1,146,524
Infor, Inc. Term Loan B6, 3-Month LIBOR + 2.75%, 4.69% (C), 02/01/2022	1,292,219	1,297,065

		2,443,589

Wireless Telecommunication Services - 0.5%
Sprint Communications, Inc.
1st Lien Term Loan B,
1-Month LIBOR + 2.50%, 4.31% (C), 02/02/2024	1,113,550	1,103,458
Term Loan B,
1-Month LIBOR + 3.00%, 4.81% (C), 02/02/2024	195,201	194,469

		1,297,927

Total Loan Assignments (Cost $5,106,852)		5,132,571

	Shares	Value
COMMON STOCKS - 0.3%
Capital Markets - 0.0% (J)
Motors Liquidation Co. GUC Trust (K)	346	3,062

Chemicals - 0.2%
Hexion Holdings Corp., Class B (K)	50,350	606,717

Electric Utilities - 0.1%
Homer City Generation LLC (G) (K) (L) (M)	39,132	217,809

Total Common Stocks (Cost $3,626,318)		827,588

PREFERRED STOCKS - 1.1%
Banks - 1.0%
GMAC Capital Trust I, Series 2, 3-Month LIBOR + 5.79%, 7.69% (C)	104,375	2,718,969

Building Products - 0.1%
Associated Materials Group, Inc., PIK Rate 0.00%, Cash Rate 0.00% (E) (G) (L) (M)	1,704,643	329,167

Total Preferred Stocks (Cost $4,155,066)		3,048,136

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
WARRANT - 0.0%
Building Products - 0.0%
Associated Materials Group, Inc., (G) (K) (L) (M) (N) Exercise Price $0, Expiration Date 11/17/2023	15,911	$ 0

Total Warrant (Cost $0)		0

OTHER INVESTMENT COMPANY - 4.0%
Securities Lending Collateral - 4.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.56% (O)	10,732,810	10,732,810

Total Other Investment Company (Cost $10,732,810)		10,732,810

Principal	Value
REPURCHASE AGREEMENT - 2.8%

Fixed Income Clearing Corp., 0.85% (O), dated 12/31/2019, to be repurchased at $7,490,035 on 01/02/2020. Collateralized by a U.S. Government Obligation, 2.75%, due 09/15/2021, and with a value of $7,642,383.

$ 7,489,682	$ 7,489,682

Total Repurchase Agreement (Cost $7,489,682)	7,489,682

Total Investments (Cost $278,229,148)	279,034,116
Net Other Assets (Liabilities) - (3.0)%	(8,055,631)

Net Assets - 100.0%	$ 270,978,485

SECURITY VALUATION:

Valuation Inputs (P)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (Q)	Value
ASSETS
Investments
Corporate Debt Securities	$—	$251,803,329	$—	$251,803,329
Loan Assignments	—	5,132,571	—	5,132,571
Common Stocks	609,779	—	217,809	827,588
Preferred Stocks	2,718,969	—	329,167	3,048,136
Warrant	—	—	0	0
Other Investment Company	10,732,810	—	—	10,732,810
Repurchase Agreement	—	7,489,682	—	7,489,682

Total Investments	$14,061,558	$264,425,582	$546,976	$279,034,116

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, the total value of 144A securities is $136,116,800, representing 50.2% of the Portfolio’s net assets.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $10,512,814. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Floating or variable rate securities. The rates disclosed are as of December 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(D)	Perpetual maturity. The date displayed is the next call date.
(E)	Payment in-kind. Securities pay interest or dividends in the form of additional bonds or preferred stock. If the securities make a cash payment in addition to in-kind, the cash rate is disclosed separately.
(F)	Rounds to less than $1 or $(1).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(G)	Restricted securities. At December 31, 2019, the value of such securities held by the Portfolio are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Corporate Debt Securities	William Lyon Homes, Inc. 5.88%, 01/31/2025	01/17/2017 - 10/19/2018	$790,989	$872,410	0.3%

Corporate Debt Securities	William Lyon Homes, Inc. 6.00%, 09/01/2023	03/06/2018	365,000	380,513	0.1

Corporate Debt Securities	William Lyon Homes, Inc. 6.63%, 07/15/2027	06/24/2019	624,000	677,040	0.3

Corporate Debt Securities	Owens-Brockway Glass Container, Inc. 6.38%, 08/15/2025	08/11/2015	178,000	194,465	0.1

Corporate Debt Securities	Bausch Health Cos., Inc. 5.88%, 05/15/2023	04/11/2018 - 05/14/2018	570,340	614,329	0.2

Common Stocks	Homer City Generation LLC	01/10/2011 - 04/01/2013	2,125,325	217,809	0.1

Preferred Stocks	Associated Materials Group, Inc., 0.00%	11/04/2016 - 06/30/2019	1,548,324	329,167	0.1

Warrant	Associated Materials Group, Inc., 11/17/2023	11/04/2016	0	0	0.0

Total			$6,201,978	$3,285,733	1.2%

(H)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after December 31, 2019. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(I)	All or a portion of the security represents unsettled loan commitments at December 31, 2019 where the rate will be determined at time of settlement.
(J)	Percentage rounds to less than 0.1% or (0.1)%.
(K)	Non-income producing securities.
(L)	Securities are Level 3 of the fair value hierarchy.
(M)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2019, the total value of securities is $546,976, representing 0.2% of the Portfolio’s net assets.
(N)	Security deemed worthless.
(O)	Rates disclosed reflect the yields at December 31, 2019.
(P)	There were no transfers in or out of Level 3 during the year ended December 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(Q)	Level 3 securities were not considered significant to the Portfolio.

PORTFOLIO ABBREVIATIONS:

CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
TBD	To Be Determined

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Aegon High Yield Bond VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2019

Assets:
Investments, at value (cost $270,739,466) (including securities loaned of $10,512,814)	$271,544,434
Repurchase agreement, at value (cost $7,489,682)	7,489,682
Cash	10,492
Receivables and other assets:
Net income from securities lending	4,895
Shares of beneficial interest sold	116,317
Interest	4,193,493
Tax reclaims	7,076

Total assets	283,366,389

Liabilities:
Cash collateral received upon return of:
Securities on loan	10,732,810
Payables and other liabilities:
When-issued, delayed-delivery, forward and TBA commitments purchased	1,363,075
Shares of beneficial interest redeemed	32,630
Investment management fees	136,372
Distribution and service fees	36,147
Transfer agent costs	374
Trustees, CCO and deferred compensation fees	851
Audit and tax fees	26,335
Custody fees	20,940
Legal fees	3,465
Printing and shareholder reports fees	30,625
Other accrued expenses	4,280

Total liabilities	12,387,904

Net assets	$270,978,485

Net assets consist of:
Capital stock ($0.01 par value)	$344,689
Additional paid-in capital	265,395,618
Total distributable earnings (accumulated losses)	5,238,178

Net assets	$270,978,485

Net assets by class:
Initial Class	$104,239,108
Service Class	166,739,377

Shares outstanding:
Initial Class	13,394,079
Service Class	21,074,835

Net asset value and offering price per share:
Initial Class	$7.78
Service Class	7.91

STATEMENT OF OPERATIONS

For the year ended December 31, 2019

Investment Income:
Dividend income	$434,731
Interest income	15,924,880
Net income from securities lending	102,153

Total investment income	16,461,764

Expenses:
Investment management fees	1,517,985
Distribution and service fees:
Service Class	396,454
Transfer agent costs	3,923
Trustees, CCO and deferred compensation fees	8,016
Audit and tax fees	36,970
Custody fees	55,310
Legal fees	20,068
Printing and shareholder reports fees	36,187
Other	16,675

Total expenses	2,091,588

Net investment income (loss)	14,370,176

Net realized gain (loss) on:
Investments	(691,049)

Net change in unrealized appreciation (depreciation) on:
Investments	20,330,189

Net realized and change in unrealized gain (loss)	19,639,140

Net increase (decrease) in net assets resulting from operations	$34,009,316

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Aegon High Yield Bond VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2019	December 31, 2018
From operations:
Net investment income (loss)	$14,370,176	$15,900,691
Net realized gain (loss)	(691,049)	564,426
Net change in unrealized appreciation (depreciation)	20,330,189	(22,959,684)

Net increase (decrease) in net assets resulting from operations	34,009,316	(6,494,567)

Dividends and/or distributions to shareholders:
Initial Class	(6,459,258)	(6,783,212)
Service Class	(9,449,339)	(9,758,922)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(15,908,597)	(16,542,134)

Capital share transactions:
Proceeds from shares sold:
Initial Class	8,573,986	9,849,024
Service Class	18,867,974	14,989,373

	27,441,960	24,838,397

Dividends and/or distributions reinvested:
Initial Class	6,459,258	6,783,212
Service Class	9,449,339	9,758,922

	15,908,597	16,542,134

Cost of shares redeemed:
Initial Class	(15,580,752)	(28,265,035)
Service Class	(20,262,508)	(33,124,652)

	(35,843,260)	(61,389,687)

Net increase (decrease) in net assets resulting from capital share transactions	7,507,297	(20,009,156)

Net increase (decrease) in net assets	25,608,016	(43,045,857)

Net assets:
Beginning of year	245,370,469	288,416,326

End of year	$270,978,485	$245,370,469

Capital share transactions - shares:
Shares issued:
Initial Class	1,121,812	1,275,589
Service Class	2,406,032	1,888,641

	3,527,844	3,164,230

Shares reinvested:
Initial Class	861,234	896,065
Service Class	1,238,446	1,267,393

	2,099,680	2,163,458

Shares redeemed:
Initial Class	(2,016,569)	(3,650,905)
Service Class	(2,584,318)	(4,241,022)

	(4,600,887)	(7,891,927)

Net increase (decrease) in shares outstanding:
Initial Class	(33,523)	(1,479,251)
Service Class	1,060,160	(1,084,988)

	1,026,637	(2,564,239)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Aegon High Yield Bond VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of year	$7.27	$7.94	$7.85	$7.22		$8.05

Investment operations:
Net investment income (loss) (A)	0.44	0.46	0.47	0.46	(B)	0.46
Net realized and unrealized gain (loss)	0.57	(0.63)	0.11	0.63		(0.78)

Total investment operations	1.01	(0.17)	0.58	1.09		(0.32)

Dividends and/or distributions to shareholders:
Net investment income	(0.50)	(0.50)	(0.49)	(0.46)		(0.51)

Net asset value, end of year	$7.78	$7.27	$7.94	$7.85		$7.22

Total return	14.21%	(2.35)%	7.44%	15.34%		(4.22)%

Ratio and supplemental data:
Net assets end of year (000’s)	$104,239	$97,618	$118,416	$121,553		$109,369
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.65%	0.64%	0.64%	0.66%		0.64%
Including waiver and/or reimbursement and recapture	0.65%	0.64%	0.64%	0.64	%(B)	0.64%
Net investment income (loss) to average net assets	5.64%	5.96%	5.84%	6.08	%(B)	5.80%
Portfolio turnover rate	37%	32%	39%	46%		56%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of year	$7.38	$8.06	$7.96	$7.32		$8.14

Investment operations:
Net investment income (loss) (A)	0.42	0.45	0.46	0.45	(B)	0.45
Net realized and unrealized gain (loss)	0.59	(0.65)	0.11	0.64		(0.78)

Total investment operations	1.01	(0.20)	0.57	1.09		(0.33)

Dividends and/or distributions to shareholders:
Net investment income	(0.48)	(0.48)	(0.47)	(0.45)		(0.49)

Net asset value, end of year	$7.91	$7.38	$8.06	$7.96		$7.32

Total return	13.97%	(2.71)%	7.21%	15.00%		(4.30)%

Ratio and supplemental data:
Net assets end of year (000’s)	$166,739	$147,752	$170,000	$167,808		$147,295
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.90%	0.89%	0.89%	0.91%		0.89%
Including waiver and/or reimbursement and recapture	0.90%	0.89%	0.89%	0.89	%(B)	0.89%
Net investment income (loss) to average net assets	5.39%	5.71%	5.59%	5.82	%(B)	5.56%
Portfolio turnover rate	37%	32%	39%	46%		56%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2019

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Aegon High Yield Bond VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2019

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2019 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2019, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other

Transamerica Series Trust	Annual Report 2019

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SECURITY VALUATION (continued)

characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Warrants: Warrants may be priced intrinsically using a model that incorporates the subscription or strike price, the daily market price for the underlying security, and a subscription ratio. If the inputs are unavailable, or if the subscription or strike price is higher than the market price, then the warrants are priced at zero. Warrants are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolio to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolio assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Portfolio, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolio that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolio has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Portfolio may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

Transamerica Series Trust	Annual Report 2019

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

4. SECURITIES AND OTHER INVESTMENTS (continued)

The Portfolio held no unsecured loan participations at December 31, 2019. Open secured loan participations and assignments at December 31, 2019, if any, are included within the Schedule of Investments.

Payment in-kind (“PIK”) securities: PIKs give the issuer the option of making interest payments in either cash or additional debt securities at each interest payment date. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty price”) and require a pro-rata adjustment from Total distributable earnings (loss) to Interest within the Statement of Assets and Liabilities.

PIKs held at December 31, 2019, if any, are identified within the Schedule of Investments.

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2019, if any, are identified within the Schedule of Investments.

Restricted securities: The Portfolio may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at December 31, 2019, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2019, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the

Transamerica Series Trust	Annual Report 2019

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2019.

Repurchase agreements at December 31, 2019, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities on non-U.S. fixed income investments, as well as on securities traded on U.S. exchanges. Loan counterparties pledge cash collateral with a value of at least 105% of the current value of the loaned securities for non-U.S. equity positions. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio (the “Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2019; however no individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2019, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2019.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$10,732,810	$—	$—	$—	$10,732,810
Total Borrowings	$10,732,810	$—	$—	$—	$10,732,810

6. RISK FACTOR

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

High-yield debt risk: High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.

LIBOR Risk: Many financial instruments, financings or other transactions to which the Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). LIBOR is widely used in financial markets. In July 2017, the United Kingdom’s financial regulatory body announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Portfolio’s performance or NAV.

Transamerica Series Trust	Annual Report 2019

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $1.25 billion	0.580%
Over $1.25 billion to $2 billion	0.555
Over $2 billion	0.530

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Current Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2019
Initial Class	0.70%	May 1, 2020
Service Class	0.95	May 1, 2020
Prior to May 1, 2019
Initial Class	0.80
Service Class	1.05

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the thirty-six months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2019 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2019

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2019, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2020. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2019, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2019, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2019.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2019, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 99,020,511	$ —	$ 93,966,846	$ —

Transamerica Series Trust	Annual Report 2019

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, convertible preferred stocks interest accruals, premium amortization accruals and defaulted bond income accruals. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to paydown gains and losses, premium amortization and convertible preferred stock interest adjustment. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2019, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 278,438,269	$ 12,134,454	$ (11,538,607)	$ 595,847

As of December 31, 2019, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 600,501	$ 9,413,492

During the year ended December 31, 2019, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2019 and 2018 are as follows:

2019 Distributions Paid From			2018 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 15,908,597	$ —	$ —	$ 16,542,134	$ —	$ —

As of December 31, 2019, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 14,669,656	$ —	$ (10,013,993)	$ —	$ (13,332)	$ 595,847

10. CHANGE IN ACCOUNTING PRINCIPLE

The Portfolio has adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2017-08 “Premium Amortization of Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Portfolio has changed the amortization period for the premium on certain purchased callable debt securities with explicit non-contingent call features to the earliest call date.

Transamerica Series Trust	Annual Report 2019

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

10. CHANGE IN ACCOUNTING PRINCIPLE (continued)

It is impracticable to evaluate the effect on individual prior periods, therefore the Portfolio applied the amendments on a modified retrospective basis by recognizing a cumulative effect adjustment that decreased the beginning of period cost of investments and increased the unrealized appreciation on investments by $176,382. This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total accumulated earnings (loss) or the net asset value of the Portfolio’s financial statements.

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and has early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

13. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as sub-adviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties have been deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

Transamerica Series Trust	Annual Report 2019

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

13. LEGAL PROCEEDINGS (continued)

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Aegon High Yield Bond VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Aegon High Yield Bond VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2020

Transamerica Series Trust	Annual Report 2019

Transamerica Aegon High Yield Bond VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2019.

Transamerica Series Trust	Annual Report 2019

Transamerica Aegon U.S. Government Securities VP

(unaudited)

MARKET ENVIRONMENT

In 2019, the main themes for economic growth have been deceleration and lower expectations as consensus growth expectations were trimmed for both 2019 and 2020. While this recalibration process can often set a dour mood, it also sets a realistic launch pad for 2020 economic comparisons.

The overall market environment of 2019 was risk-on. Equities recovered from a precipitous decline in the fourth quarter of 2018 to gain over 30% in 2019 according to the S&P 500®. High grade and high yield fixed income also achieved returns above their historical averages as rates fell and credit spreads tightened. While both achieved attractive returns, as one may expect in a risk-on environment, credit outperformed rates.

At the beginning of the fiscal year, the U.S Federal Reserve’s (“Fed”) more dovish tone, along with concerns over an inverted yield curve, were top of mind for investors. Heading into the second quarter, risk assets and Treasuries posted broadly positive results led by U.S. equities and investment grade bonds. The ten-year Treasury yield rallied to end the first half of the year at around 2%, just below the three-month Treasury yield, as the yield curve inverted to end the second quarter.

Global trade and geopolitics continued to underpin the macro backdrop with the bear market in geopolitics slowly bleeding into the economics throughout the year. Central banks around the world increased efforts to soften the economic impacts to their economies by maintaining a global easing cycle. The Fed was no exception, cutting rates three times between July and October. U.S. risk assets responded favorably to the easing bias and broadly gained over the quarter, led by high grade bonds and Treasuries. The year ended with a risk-on tone for markets, as equities led the way, followed by high yield and high grade. Treasuries retreated over the fourth quarter.

PERFORMANCE

For the year ended December 31, 2019, Transamerica Aegon U.S. Government Securities VP, Initial Class returned 6.60%. By comparison, its benchmark, the Bloomberg Barclays Government Index, returned 6.83%.

STRATEGY REVIEW

Throughout 2019, the Portfolio remained overweight spread-based assets, while underweighting Treasury securities. This positioning contributed positively to relative returns for the Portfolio. These positives were partially offset by duration and curve positioning as rates shifted lower and the curve reshaped, with short end rates declining more than intermediate and long rates.

The largest asset class contributors to relative carry were commercial mortgage-backed securities, agency securities and asset-backed securities (“ABS”). Spread tightening contributions came from investment grade corporate credit and agency securities, while spread widening in ABS and CMBS were modest detractors to relative returns. When looking at contributions to returns from duration positioning at an asset class level, the underweight allocation to Treasury securities in favor of traditionally shorter duration asset classes like agency residential mortgage-backed securities, ABS and CMBS detracted from relative returns.

The Portfolio maintains a modest exposure to non-government securities for additional carry relative to the benchmark. This non-government exposure, however, remains well below the Portfolio’s historical average and is of higher quality than the Portfolio has historically held given the team’s relatively neutral near-term outlook for spread products. Additionally, this non-government exposure tends to be in shorter duration instruments, limiting spread duration risk.

During the fiscal year, the Portfolio used derivatives. These positions added to performance.

Bradley D. Doyle, CFA

Charles Foster, CFA

Tyler A. Knight, CFA

Calvin Norris, CFA

Doug Weih, CFA

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Series Trust	Annual Report 2019

Transamerica Aegon U.S. Government Securities VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Government Agency Obligations	60.3%
U.S. Government Obligations	30.6
Mortgage-Backed Securities	8.9
Corporate Debt Securities	6.0
Asset-Backed Securities	4.6
Municipal Government Obligations	1.4
Other Investment Company	0.7
Repurchase Agreement	0.4
Net Other Assets (Liabilities) ^	(12.9)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	90.9%
AAA	13.9
AA	3.9
A	0.3
BBB	2.1
Not Rated	1.8
Net Other Assets (Liabilities) ^	(12.9)
Total	100.0%

Portfolio Characteristics	Years
Average Maturity §	8.14
Duration †	6.38
§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2019

Transamerica Aegon U.S. Government Securities VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	6.60%	1.95%	2.90%	05/13/1994
Bloomberg Barclays Government Index (A)	6.83%	2.36%	3.03%
Service Class	6.35%	1.71%	2.65%	05/01/2003

(A) The Bloomberg Barclays Government Index is comprised of U.S. Treasuries and U.S. agency debentures.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Portfolio shares are not guaranteed by the U.S. government. The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio.

Transamerica Series Trust	Annual Report 2019

Transamerica Aegon U.S. Government Securities VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2019, and held for the entire six-month period until December 31, 2019.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,014.60	$3.10	$1,022.10	$3.11	0.61%
Service Class	1,000.00	1,013.70	4.37	1,020.90	4.38	0.86

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2019

Transamerica Aegon U.S. Government Securities VP

SCHEDULE OF INVESTMENTS

At December 31, 2019

	Principal	Value
ASSET-BACKED SECURITIES - 4.6%
Access to Loans for Learning Student Loan Corp. Series 2012-1, Class A, 1-Month LIBOR + 0.70%, 2.49% (A), 07/25/2036	$ 3,210,499	$ 3,173,910
Edsouth Indenture No. 3 LLC Series 2012-2, Class A, 1-Month LIBOR + 0.73%, 2.52% (A), 04/25/2039 (B)	1,711,167	1,692,879
Navient Student Loan Trust Series 2017-1A, Class A2, 1-Month LIBOR + 0.75%, 2.54% (A), 07/26/2066 (B)	2,385,780	2,389,949
SBA Small Business Investment Cos. Series 2012-10B, Class 1, 2.25%, 09/10/2022	2,038,398	2,034,858
SLM Student Loan Trust Series 2006-2, Class A6, 3-Month LIBOR + 0.17%, 2.11% (A), 01/25/2041	4,372,637	4,168,257
South Carolina Student Loan Corp. Series 2010-1, Class A2, 3-Month LIBOR + 1.00%, 2.94% (A), 07/25/2025	854,485	855,382

Total Asset-Backed Securities (Cost $14,342,461)		14,315,235

CORPORATE DEBT SECURITIES - 6.0%
Banks - 0.2%
Barclays Bank PLC 10.18%, 06/12/2021 (B)	304,000	337,934
ING Bank NV 5.80%, 09/25/2023 (B)	316,000	350,740

		688,674

Beverages - 0.1%
Constellation Brands, Inc. 3.15%, 08/01/2029	303,000	306,477

Capital Markets - 0.7%
Goldman Sachs Group, Inc. 4.00%, 03/03/2024	1,645,000	1,752,972
Morgan Stanley 3.75%, 02/25/2023, MTN	316,000	330,918

		2,083,890

Consumer Finance - 0.2%
Discover Financial Services 3.85%, 11/21/2022	485,000	507,053
Ford Motor Credit Co. LLC 4.25%, 09/20/2022	298,000	308,279

		815,332

Diversified Financial Services - 4.2%
Aviation Capital Group LLC
2.88%, 01/20/2022 (B)	208,000	209,499
7.13%, 10/15/2020 (B)	1,403,000	1,455,964
Portmarnock Leasing LLC 1.74%, 10/22/2024	1,324,530	1,318,000
Private Export Funding Corp. 3.27%, 11/08/2021 (B)	10,000,000	10,259,984

		13,243,447

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services - 0.1%
AT&T, Inc. 2.45%, 06/30/2020	$ 422,000	$ 423,436

Electrical Equipment - 0.1%
Siemens Financieringsmaatschappij NV 2.15%, 05/27/2020 (B)	263,000	263,288

Food & Staples Retailing - 0.1%
Walgreens Boots Alliance, Inc. 3.30%, 11/18/2021	263,000	267,988

Health Care Equipment & Supplies - 0.1%
Abbott Laboratories 3.40%, 11/30/2023	184,000	193,455

Insurance - 0.1%
Fidelity National Financial, Inc. 5.50%, 09/01/2022	369,000	397,313

Oil, Gas & Consumable Fuels - 0.1%
BP Capital Markets PLC 4.74%, 03/11/2021	263,000	271,572

Total Corporate Debt Securities (Cost $18,392,046)		18,954,872

MORTGAGE-BACKED SECURITIES - 8.9%
COMM Mortgage Trust
Series 2012-CR4, Class A3,
2.85%, 10/15/2045	2,544,460	2,575,882
Series 2013-CR9, Class A4,
4.22% (A), 07/10/2045	3,000,000	3,177,348
Series 2013-WWP, Class A2,
3.42%, 03/10/2031 (B)	5,000,000	5,198,169
Eleven Madison Mortgage Trust Series 2015-11MD, Class A, 3.55% (A), 09/10/2035 (B)	5,000,000	5,234,674
GS Mortgage Securities Trust Series 2014-GC18, Class A4, 4.07%, 01/10/2047	3,000,000	3,187,667
JPMBB Commercial Mortgage Securities Trust Series 2013-C12, Class A5, 3.66%, 07/15/2045	4,535,000	4,742,621
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C11, Class A4, 4.15% (A), 08/15/2046	3,500,000	3,713,937

Total Mortgage-Backed Securities (Cost $27,068,520)		27,830,298

MUNICIPAL GOVERNMENT OBLIGATIONS - 1.4%
Texas - 0.9%
North Texas Higher Education Authority, Inc., Revenue Bonds, Series 1, 1-Month LIBOR + 1.00%, 2.71% (A), 12/01/2034	3,005,290	2,999,279

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Aegon U.S. Government Securities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Vermont - 0.5%
Vermont Student Assistance Corp., Certificate of Obligation, 1-Month LIBOR + 0.70%, 2.51% (A), 07/28/2034	$ 1,479,017	$ 1,476,369

Total Municipal Government Obligations (Cost $4,476,733)		4,475,648

U.S. GOVERNMENT AGENCY OBLIGATIONS - 60.3%
Federal Home Loan Banks 3.25%, 11/16/2028 (C)	6,000,000	6,561,665
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
2.31%, 08/25/2022	5,150,000	5,185,614
3.01%, 07/25/2025	5,000,000	5,206,910
3.11%, 02/25/2023	10,000,000	10,305,950
3.25% (A), 04/25/2023	7,294,000	7,554,205
3.30%, 04/25/2029	10,000,000	10,673,661
3.31%, 09/25/2025	15,000,000	15,861,789
3.53%, 06/25/2020	5,341,956	5,352,329
3.97% (A), 01/25/2021	2,945,000	2,988,918
4.08% (A), 11/25/2020	3,496,627	3,544,452
4.22%, 03/25/2020	1,151,532	1,151,089
Federal National Mortgage Association
1.88%, 12/28/2020	4,000,000	4,009,749
2.38%, 01/19/2023	18,500,000	18,917,724
2.63%, 09/06/2024	4,000,000	4,164,270
2.88%, 09/12/2023	2,000,000	2,087,714
Government National Mortgage Association
3.65% (A), 10/20/2061	169,185	169,681
4.11% (A), 09/20/2061	224,501	235,252
4.25% (A), 06/20/2062	356,790	369,270
4.70% (A), 08/20/2061 - 12/20/2061	466,510	471,267
4.87% (A), 07/20/2061	45,499	45,970
Overseas Private Investment Corp. 5.14%, 12/15/2023	7,086	7,578
Residual Funding Corp., Principal Only STRIPS 07/15/2020 - 01/15/2021	19,367,000	19,054,046
Tennessee Valley Authority
2.88%, 02/01/2027	6,000,000	6,298,447
3.50%, 12/15/2042	5,000,000	5,610,535
4.25%, 09/15/2065	5,000,000	6,508,531
4.88%, 01/15/2048	5,000,000	6,867,918
Uniform Mortgage-Backed Security 3.00%, TBA (D)	40,000,000	40,530,793

Total U.S. Government Agency Obligations (Cost $185,758,221)		189,735,327

U.S. GOVERNMENT OBLIGATIONS - 30.6%
U.S. Treasury - 30.6%
U.S. Treasury Bond
2.50%, 02/15/2045	1,000,000	1,022,734
2.75%, 11/15/2047	1,018,000	1,094,469
3.00%, 05/15/2042 - 02/15/2048	6,019,000	6,739,338
3.38%, 05/15/2044 - 11/15/2048	6,500,000	7,720,469
3.50%, 02/15/2039	1,414,500	1,697,897

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Bond (continued)
3.63%, 08/15/2043	$ 2,750,000	$ 3,379,277
4.38%, 05/15/2040	9,181,700	12,348,311
U.S. Treasury Note
1.13%, 02/28/2021 - 07/31/2021	21,963,000	21,823,100
1.25%, 03/31/2021	4,362,000	4,342,064
2.00%, 05/31/2024 - 02/15/2025	17,968,000	18,221,260
2.13%, 05/31/2021 - 05/31/2026	10,986,000	11,110,600
2.38%, 05/15/2029	1,334,000	1,387,516
2.50%, 01/31/2025	3,000,000	3,117,656
2.88%, 05/15/2049	1,900,000	2,099,871

Total U.S. Government Obligations (Cost $92,159,204)		96,104,562

	Shares	Value
OTHER INVESTMENT COMPANY - 0.7%
Securities Lending Collateral - 0.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.56% (E)	2,240,000	2,240,000

Total Other Investment Company (Cost $2,240,000)		2,240,000

	Principal	Value
REPURCHASE AGREEMENT - 0.4%
Fixed Income Clearing Corp., 0.85% (E), dated 12/31/2019, to be repurchased at $1,355,165 on 01/02/2020. Collateralized by a U.S. Government Obligation, 2.75%, due 09/15/2021, and with a value of $1,386,723.	$ 1,355,101	1,355,101

Total Repurchase Agreement (Cost $1,355,101)		1,355,101

Total Investments (Cost $345,792,286)		355,011,043
Net Other Assets (Liabilities) - (12.9)%		(40,501,836)

Net Assets - 100.0%		$ 314,509,207

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Aegon U.S. Government Securities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	38	03/31/2020	$4,528,036	$4,507,156	$—	$(20,880)
10-Year U.S. Treasury Note	103	03/20/2020	13,360,503	13,227,453	—	(133,050)
U.S. Treasury Ultra Bond	24	03/20/2020	4,489,942	4,359,750	—	(130,192)

Total					$—	$(284,122)

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
2-Year U.S. Treasury Note	(18)	03/31/2020	$(3,880,814)	$(3,879,000)	$1,814	$—
30-Year U.S. Treasury Bond	(17)	03/20/2020	(2,703,750)	(2,650,406)	53,344	—

Total					$55,158	$—

Total Futures Contracts					$55,158	$(284,122)

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$14,315,235	$—	$14,315,235
Corporate Debt Securities	—	18,954,872	—	18,954,872
Mortgage-Backed Securities	—	27,830,298	—	27,830,298
Municipal Government Obligations	—	4,475,648	—	4,475,648
U.S. Government Agency Obligations	—	189,735,327	—	189,735,327
U.S. Government Obligations	—	96,104,562	—	96,104,562
Other Investment Company	2,240,000	—	—	2,240,000
Repurchase Agreement	—	1,355,101	—	1,355,101

Total Investments	$2,240,000	$352,771,043	$—	$355,011,043

Other Financial Instruments
Futures Contracts (G)	$55,158	$—	$—	$55,158

Total Other Financial Instruments	$55,158	$—	$—	$55,158

LIABILITIES
Other Financial Instruments
Futures Contracts (G)	$(284,122)	$—	$—	$(284,122)

Total Other Financial Instruments	$(284,122)	$—	$—	$(284,122)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Aegon U.S. Government Securities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of December 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, the total value of 144A securities is $27,393,080, representing 8.7% of the Portfolio’s net assets.
(C)	All or a portion of the security is on loan. The value of the security on loan is $2,195,705. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(D)	When-issued, delayed-delivery and/or forward commitment (including TBAs) security. Security to be settled and delivered after December 31, 2019. Security may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(E)	Rates disclosed reflect the yields at December 31, 2019.
(F)	There were no transfers in or out of Level 3 during the year ended December 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(G)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Aegon U.S. Government Securities VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2019

Assets:
Investments, at value (cost $344,437,185) (including securities loaned of $2,195,705)	$353,655,942
Repurchase agreement, at value (cost $1,355,101)	1,355,101
Cash	17,892
Cash collateral pledged at broker for:
Futures contracts	500,000
Receivables and other assets:
When-issued, delayed-delivery, forward and TBA commitments sold	40,533,958
Net income from securities lending	239
Shares of beneficial interest sold	638,652
Interest	1,427,166

Total assets	398,128,950

Liabilities:
Cash collateral received upon return of:
Securities on loan	2,240,000
Payables and other liabilities:
When-issued, delayed-delivery, forward and TBA commitments purchased	81,056,563
Shares of beneficial interest redeemed	6,063
Investment management fees	155,064
Distribution and service fees	52,739
Transfer agent costs	486
Trustees, CCO and deferred compensation fees	1,205
Audit and tax fees	23,109
Custody fees	14,708
Legal fees	4,285
Printing and shareholder reports fees	25,380
Other accrued expenses	5,243
Variation margin payable on futures contracts	34,898

Total liabilities	83,619,743

Net assets	$314,509,207

Net assets consist of:
Capital stock ($0.01 par value)	$281,256
Additional paid-in capital	297,992,898
Total distributable earnings (accumulated losses)	16,235,053

Net assets	$314,509,207

Net assets by class:
Initial Class	$80,041,658
Service Class	234,467,549

Shares outstanding:
Initial Class	7,332,812
Service Class	20,792,780

Net asset value and offering price per share:
Initial Class	$10.92
Service Class	11.28

STATEMENT OF OPERATIONS

For the year ended December 31, 2019

Investment Income:
Interest income	$9,270,940
Net income from securities lending	6,483

Total investment income	9,277,423

Expenses:
Investment management fees	2,082,335
Distribution and service fees:
Service Class	713,691
Transfer agent costs	5,808
Trustees, CCO and deferred compensation fees	10,885
Audit and tax fees	33,376
Custody fees	40,949
Legal fees	20,803
Printing and shareholder reports fees	29,618
Other	24,040

Total expenses	2,961,505

Net investment income (loss)	6,315,918

Net realized gain (loss) on:
Investments	3,568,907
Futures contracts	1,927,393

Net realized gain (loss)	5,496,300

Net change in unrealized appreciation (depreciation) on:
Investments	11,776,659
Futures contracts	(1,012,587)

Net change in unrealized appreciation (depreciation)	10,764,072

Net realized and change in unrealized gain (loss)	16,260,372

Net increase (decrease) in net assets resulting from operations	$22,576,290

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Aegon U.S. Government Securities VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2019	December 31, 2018
From operations:
Net investment income (loss)	$6,315,918	$4,375,303
Net realized gain (loss)	5,496,300	(1,034,324)
Net change in unrealized appreciation (depreciation)	10,764,072	(1,624,309)

Net increase (decrease) in net assets resulting from operations	22,576,290	1,716,670

Dividends and/or distributions to shareholders:
Initial Class	(1,642,522)	(2,285,638)
Service Class	(4,580,224)	(5,406,759)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(6,222,746)	(7,692,397)

Capital share transactions:
Proceeds from shares sold:
Initial Class	19,032,564	15,030,783
Service Class	57,386,935	227,819,156

	76,419,499	242,849,939

Dividends and/or distributions reinvested:
Initial Class	1,642,522	2,285,638
Service Class	4,580,224	5,406,759

	6,222,746	7,692,397

Cost of shares redeemed:
Initial Class	(22,865,847)	(20,731,888)
Service Class	(238,988,049)	(73,612,771)

	(261,853,896)	(94,344,659)

Net increase (decrease) in net assets resulting from capital share transactions	(179,211,651)	156,197,677

Net increase (decrease) in net assets	(162,858,107)	150,221,950

Net assets:
Beginning of year	477,367,314	327,145,364

End of year	$314,509,207	$477,367,314

Capital share transactions - shares:
Shares issued:
Initial Class	1,766,104	1,446,219
Service Class	5,079,741	21,287,445

	6,845,845	22,733,664

Shares reinvested:
Initial Class	149,185	221,048
Service Class	402,126	505,777

	551,311	726,825

Shares redeemed:
Initial Class	(2,125,793)	(1,979,123)
Service Class	(21,630,417)	(6,767,359)

	(23,756,210)	(8,746,482)

Net increase (decrease) in shares outstanding:
Initial Class	(210,504)	(311,856)
Service Class	(16,148,550)	15,025,863

	(16,359,054)	14,714,007

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Aegon U.S. Government Securities VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of year	$10.45	$10.75	$11.81	$11.85		$12.16

Investment operations:
Net investment income (loss) (A)	0.21	0.17	0.19	0.13	(B)	0.18
Net realized and unrealized gain (loss)	0.48	(0.15)	0.13	(0.09	)(C)	(0.17)

Total investment operations	0.69	0.02	0.32	0.04		0.01

Dividends and/or distributions to shareholders:
Net investment income	(0.22)	(0.32)	(0.45)	(0.08)		(0.26)
Net realized gains	—	—	(0.93)	—		(0.06)

Total dividends and/or distributions to shareholders	(0.22)	(0.32)	(1.38)	(0.08)		(0.32)

Net asset value, end of year	$10.92	$10.45	$10.75	$11.81		$11.85

Total return	6.60%	0.26%	2.66%	0.30%		0.10%

Ratio and supplemental data:
Net assets end of year (000’s)	$80,042	$78,801	$84,450	$93,570		$870,390
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.61%	0.62%	0.62%	0.61%		0.61%
Including waiver and/or reimbursement and recapture	0.61%	0.62%	0.62%	0.61	%(B)	0.61%
Net investment income (loss) to average net assets	1.92%	1.60%	1.69%	1.07	%(B)	1.52%
Portfolio turnover rate	44%	85%	18%	77%		171%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of year	$10.79	$11.07	$12.10	$12.14		$12.45

Investment operations:
Net investment income (loss) (A)	0.19	0.15	0.17	0.11	(B)	0.17
Net realized and unrealized gain (loss)	0.50	(0.15)	0.12	(0.09	)(C)	(0.19)

Total investment operations	0.69	—	0.29	0.02		(0.02)

Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.28)	(0.39)	(0.06)		(0.23)
Net realized gains	—	—	(0.93)	—		(0.06)

Total dividends and/or distributions to shareholders	(0.20)	(0.28)	(1.32)	(0.06)		(0.29)

Net asset value, end of year	$11.28	$10.79	$11.07	$12.10		$12.14

Total return	6.35%	0.01%	2.36%	0.14%		(0.18)%

Ratio and supplemental data:
Net assets end of year (000’s)	$234,467	$398,566	$242,695	$493,733		$458,000
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.86%	0.87%	0.87%	0.86%		0.86%
Including waiver and/or reimbursement and recapture	0.86%	0.87%	0.87%	0.85	%(B)	0.86%
Net investment income (loss) to average net assets	1.67%	1.37%	1.43%	0.90	%(B)	1.37%
Portfolio turnover rate	44%	85%	18%	77%		171%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2019

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Aegon U.S. Government Securities VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2019

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2019 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2019, is disclosed within the Security Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2019

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SECURITY VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the

Transamerica Series Trust	Annual Report 2019

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SECURITY VALUATION (continued)

pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2019, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the

Transamerica Series Trust	Annual Report 2019

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2019, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2019.

Repurchase agreements at December 31, 2019, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities on non-U.S. fixed income investments, as well as on securities traded on U.S. exchanges. Loan counterparties pledge cash collateral with a value of at least 105% of the current value of the loaned securities for non-U.S. equity positions. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio (the “Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2019; however no individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2019, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2019.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
U.S. Government Agency Obligations	$2,240,000	$—	$—	$—	$2,240,000
Total Borrowings	$2,240,000	$—	$—	$—	$2,240,000

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Transamerica Series Trust	Annual Report 2019

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio, uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2019, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2019.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$55,158	$—	$—	$—	$—	$55,158
Total	$55,158	$—	$—	$—	$—	$55,158

Transamerica Series Trust	Annual Report 2019

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$(284,122)	$—	$—	$—	$—	$(284,122)
Total	$(284,122)	$—	$—	$—	$—	$(284,122)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2019.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$1,927,393	$—	$—	$—	$—	$1,927,393
Total	$1,927,393	$—	$—	$—	$—	$1,927,393

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(1,012,587)	$—	$—	$—	$—	$(1,012,587)
Total	$(1,012,587)	$—	$—	$—	$—	$(1,012,587)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2019.

Futures Contracts at Notional Amount
Long	Short
$ 34,680,947	$ 7,242,153

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

Transamerica Series Trust	Annual Report 2019

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

7. RISK FACTOR

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Fixed income risk: The value of fixed income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels in the U.S., so the Portfolio faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

LIBOR Risk: Many financial instruments, financings or other transactions to which the Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). LIBOR is widely used in financial markets. In July 2017, the United Kingdom’s financial regulatory body announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Portfolio’s performance or NAV.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2019

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
Effective August 1, 2019
First $500 million	0.55%
Over $500 million up to $1.5 billion	0.51
Over $1.5 billion	0.50
Prior to August 1, 2019	0.58

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.63%	May 1, 2020
Service Class	0.88	May 1, 2020

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the thirty-six months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2019 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2019, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2020. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transamerica Series Trust	Annual Report 2019

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2019, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2019, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2019.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2019, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 302,870	$ 151,658,441	$ 20,258,532	$ 260,368,102

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts mark to market, premium amortization accruals and straddle loss deferrals. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to paydown gains and losses and premium amortization. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2019, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 345,796,343	$ 10,207,176	$ (992,476)	$ 9,214,700

As of December 31, 2019, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2019, the capital loss carryforwards utilized or expired are $3,726,611.

Transamerica Series Trust	Annual Report 2019

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2019 and 2018 are as follows:

2019 Distributions Paid From			2018 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 6,222,746	$ —	$ —	$ 7,692,397	$ —	$ —

As of December 31, 2019, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 7,681,046	$ —	$ —	$ —	$ (660,694)	$ 9,214,701

11. CHANGE IN ACCOUNTING PRINCIPLE

The Portfolio has adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2017-08 “Premium Amortization of Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Portfolio has changed the amortization period for the premium on certain purchased callable debt securities with explicit non-contingent call features to the earliest call date.

It is impracticable to evaluate the effect on individual prior periods, therefore the Portfolio applied the amendments on a modified retrospective basis by recognizing a cumulative effect adjustment that decreased the beginning of period cost of investments and increased the unrealized appreciation on investments by $194. This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total accumulated earnings (loss) or the net asset value of the Portfolio’s financial statements.

12. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and has early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

13. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

14. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain

Transamerica Series Trust	Annual Report 2019

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

14. LEGAL PROCEEDINGS (continued)

Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as sub-adviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties have been deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Aegon U.S. Government Securities VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Aegon U.S. Government Securities VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2020

Transamerica Series Trust	Annual Report 2019

Transamerica Aegon U.S. Government Securities VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2019.

Transamerica Series Trust	Annual Report 2019

Transamerica American Funds Managed Risk VP

(unaudited)

MARKET ENVIRONMENT

Following a challenging fourth quarter in 2018, equity markets in 2019 wrapped up the decade on a bullish tone, with stocks across the world posting impressive returns. The S&P 500® returned 31.49% including dividends in 2019, second only to 2013 as the highest yearly return of the last decade.

Global stock markets began the year on a positive note, with a snap recovery from the Christmas Eve trough. This continued throughout January, shrugging off the longest government shutdown in U.S. history, and marking what would be the strongest monthly returns of the year. Markets largely continued to rally through April, but reversed course in May. The loss was broad based, with domestic equities, international developed markets, and emerging markets all finishing the month lower. However, the second quarter finished on a higher note, with May losses closely mirrored by June gains, to complete a low volatility V-shaped quarter.

Domestic equity returns remained in positive territory in July with the S&P 500® hitting the 3000 price level for the first time in history. In contrast, both international developed and emerging market equities fluctuated between positive and negative territory. Equity volatility picked up in August, but remained somewhat moderate, with the VIX Index peaking at 24.81. The U.S. Federal Reserve (“Fed”) commenced the first of three consecutive rate cuts in August. Through the balance of the year volatility continued to subside and markets rallied, boosted by the “Phase One Trade Deal” announced in December.

Moving into 2020, upcoming risks related to Brexit, the 2020 U.S. presidential election, and signs of slowing growth in global economies, are at the forefront of uncertainty as the current bull-run officially becomes the longest ever.

PERFORMANCE

For the year ended December 31, 2019, Transamerica American Funds Managed Risk VP, Service Class returned 17.81%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Transamerica American Funds Managed Risk VP Blended Benchmark, returned 31.49%, and 22.18%, respectively.

STRATEGY REVIEW

The Transamerica American Funds Managed Risk VP Portfolio aims to invest 95% of its total assets in the American Funds Insurance Series Asset Allocation fund, a highly diversified portfolio that targets roughly a 60/40 split between equities and bonds, with a primary focus on domestic assets. Additionally, the Portfolio employs the Milliman Managed Risk Strategy™, a dynamic derivatives overlay strategy that aims to manage the Portfolio’s volatility and guard against severe, sustained market declines. The strategy seeks to reshape the return distribution for a given portfolio by providing an asymmetric reduction of upside and downside exposure. This strategy is expected to improve returns during sustained crises, but detract from returns during highly volatile recoveries.

The Portfolio underperformed its benchmark in 2019. Subsequent to volatile market events like December 2018, the Portfolio typically seeks a defensive allocation with reduced exposure to equity markets, and therefore may not fully participate in a quick recovery. Much of the underperformance was accumulated in the first quarter, mainly due to the Portfolio’s reduced equity allocation in January. Furthermore, in the second quarter the Portfolio was impacted by underperformance of the underlying holding relative to its benchmark. However, during third and fourth quarters the Portfolio performed more in line with its benchmark.

During the fiscal year, the Portfolio used derivatives. These positions detracted from performance.

Adam Schenck, CFA

Maria Schiopu, CFA

Co-Portfolio Managers

Milliman Financial Risk Management LLC

Asset Allocation	Percentage of Net Assets
U.S. Mixed Allocation Fund	95.0%
Repurchase Agreement	5.0
Net Other Assets (Liabilities)	(0.0)*
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Series Trust	Annual Report 2019

Transamerica American Funds Managed Risk VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2019
	1 Year	10 Year or Since Inception	Inception Date
Service Class	17.81%	5.81%	05/01/2015
S&P 500® (A)	31.49%	12.11%
Transamerica American Funds Managed Risk VP Blended Benchmark (A) (B) (C)	22.18%	8.59%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica American Funds Managed Risk VP Blended Benchmark is composed of the following benchmarks: 60% S&P 500® and 40% Bloomberg Barclays US Aggregate Bond Index.

(C) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically. Investments in lower-rated debt securities present a greater risk to principal and income than investments in higher-quality securities.

The Portfolio is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified portfolio. To the extent the Portfolio invests its assets in fewer issuers, the Portfolio will be more susceptible to negative events affecting those issuers.

Transamerica Series Trust	Annual Report 2019

Transamerica American Funds Managed Risk VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2019, and held for the entire six-month period until December 31, 2019.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Net Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$1,075.40	$4.34	$1,021.00	$4.23	0.83%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2019

Transamerica American Funds Managed Risk VP

SCHEDULE OF INVESTMENTS

At December 31, 2019

	Shares	Value
INVESTMENT COMPANY - 95.0%
U.S. Mixed Allocation Fund - 95.0%
American Funds Insurance Series - Asset Allocation Fund	40,137,084	$ 965,296,863

Total Investment Company (Cost $887,055,978)		965,296,863

	Principal	Value
REPURCHASE AGREEMENT - 5.0%
Fixed Income Clearing Corp., 0.85% (A), dated 12/31/2019, to be repurchased at $50,791,955 on 01/02/2020. Collateralized by a U.S. Government Obligation, 1.50%, due 08/31/2021, and with a value of $51,806,281.	$ 50,789,556	50,789,556

Total Repurchase Agreement (Cost $50,789,556)		50,789,556

Total Investments (Cost $937,845,534)		1,016,086,419
Net Other Assets (Liabilities) - (0.0)% (B)		(388,121)

Net Assets - 100.0%		$ 1,015,698,298

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Company	$965,296,863	$—	$—	$965,296,863
Repurchase Agreement	—	50,789,556	—	50,789,556

Total Investments	$965,296,863	$50,789,556	$—	$1,016,086,419

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rate disclosed reflects the yield at December 31, 2019.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica American Funds Managed Risk VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2019

Assets:
Unaffiliated investments, at value (cost $887,055,978)	$965,296,863
Repurchase agreement, at value (cost $50,789,556)	50,789,556
Receivables and other assets:
Shares of beneficial interest sold	556,337
Interest	1,199

Total assets	1,016,643,955

Liabilities:
Payables and other liabilities:
Investment management fees	463,190
Distribution and service fees	218,486
Transfer agent costs	1,335
Trustees, CCO and deferred compensation fees	2,504
Audit and tax fees	15,904
Custody fees	7,877
Legal fees	9,944
Printing and shareholder reports fees	214,171
Other accrued expenses	12,074
Variation margin payable on futures contracts	172

Total liabilities	945,657

Net assets	$1,015,698,298

Net assets consist of:
Capital stock ($0.01 par value)	$853,161
Additional paid-in capital	894,526,649
Total distributable earnings (accumulated losses)	120,318,488

Net assets	$1,015,698,298

Shares outstanding	85,316,116

Net asset value and offering price per share	$11.91

STATEMENT OF OPERATIONS

For the year ended December 31, 2019

Investment Income:
Dividend income from unaffiliated investments	$19,075,612
Interest income from unaffiliated investments	562,972

Total investment income	19,638,584

Expenses:
Investment management fees	4,732,345
Distribution and service fees	2,232,238
Transfer agent costs	13,464
Trustees, CCO and deferred compensation fees	27,533
Audit and tax fees	26,343
Custody fees	20,232
Legal fees	47,930
Printing and shareholder reports fees	272,875
Other	53,582

Total expenses	7,426,542

Net investment income (loss)	12,212,042

Net realized gain (loss) on:
Unaffiliated investments	(504,191)
Capital gain distributions received from unaffiliated investment companies	42,409,777
Futures contracts	(6,827,479)

Net realized gain (loss)	35,078,107

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	102,717,300
Futures contracts	(5,098,592)
Translation of assets and liabilities denominated in foreign currencies	(2,893)

Net change in unrealized appreciation (depreciation)	97,615,815

Net realized and change in unrealized gain (loss)	132,693,922

Net increase (decrease) in net assets resulting from operations	$144,905,964

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica American Funds Managed Risk VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2019	December 31, 2018
From operations:
Net investment income (loss)	$12,212,042	$11,188,931
Net realized gain (loss)	35,078,107	15,791,492
Net change in unrealized appreciation (depreciation)	97,615,815	(75,413,039)

Net increase (decrease) in net assets resulting from operations	144,905,964	(48,432,616)

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(32,083,674)	(32,146,554)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(32,083,674)	(32,146,554)

Capital share transactions:
Proceeds from shares sold	111,796,046	145,829,553
Dividends and/or distributions reinvested	32,083,674	32,146,554
Cost of shares redeemed	(22,010,819)	(19,787,573)

Net increase (decrease) in net assets resulting from capital share transactions	121,868,901	158,188,534

Net increase (decrease) in net assets	234,691,191	77,609,364

Net assets:
Beginning of year	781,007,107	703,397,743

End of year	$1,015,698,298	$781,007,107

Capital share transactions - shares:
Shares issued	9,851,952	12,765,393
Shares reinvested	2,885,222	2,852,401
Shares redeemed	(1,971,376)	(1,757,501)

Net increase (decrease) in shares outstanding	10,765,798	13,860,293

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Service Class
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015 (A)
Net asset value, beginning of period/year	$10.48	$11.59	$10.18	$9.62		$10.00

Investment operations:
Net investment income (loss) (B)	0.15	0.17	0.12	0.15	(C)	0.26
Net realized and unrealized gain (loss)	1.69	(0.81)	1.37	0.47		(0.64)

Total investment operations	1.84	(0.64)	1.49	0.62		(0.38)

Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.10)	(0.07)	(0.06)		—
Net realized gains	(0.27)	(0.37)	(0.01)	—		—

Total dividends and/or distributions to shareholders	(0.41)	(0.47)	(0.08)	(0.06)		—

Net asset value, end of period/year	$11.91	$10.48	$11.59	$10.18		$9.62

Total return	17.81%	(5.82)%	14.62%	6.41%		(3.80	)%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,015,698	$781,007	$703,398	$389,264		$129,378
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.83%	0.84%	0.82%	0.82%		0.86	%(F)
Including waiver and/or reimbursement and recapture	0.83%	0.84%	0.82%	0.82	%(C)	0.85	%(F)
Net investment income (loss) to average net assets	1.37%	1.46%	1.11%	1.56	%(C)	4.10	%(F)
Portfolio turnover rate	2%	—%	—%	—%		—	%(D)

(A)	Commenced operations on May 1, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Portfolio invests.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2019

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica American Funds Managed Risk VP (the “Portfolio”) is a series of TST and is classified as non-diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2019

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2019 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2019, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in

Transamerica Series Trust	Annual Report 2019

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SECURITY VALUATION (continued)

determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV of the underlying Subaccounts as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying portfolios and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2019, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2019.

Repurchase agreements at December 31, 2019, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (“OTC”).

Transamerica Series Trust	Annual Report 2019

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio, uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2019, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2019.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$(29,221)	$(6,798,258)	$—	$—	$(6,827,479)
Total	$—	$(29,221)	$(6,798,258)	$—	$—	$(6,827,479)

Transamerica Series Trust	Annual Report 2019

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$20,584	$(5,119,176)	$—	$—	$(5,098,592)
Total	$—	$20,584	$(5,119,176)	$—	$—	$(5,098,592)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2019.

Futures Contracts at Notional Amount
Long	Short
$ —	$ (21,839,546)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

6. INVESTMENT CONCENTRATION

Throughout the year, the Portfolio can have investments that account for a significant percentage of the Portfolio’s total assets. As of December 31, 2019, the most recent financial statements are included within this report for the following investments:

Investment	Percentage of Total Assets
American Funds Insurance Series - Asset Allocation Fund	94.95%

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial

Transamerica Series Trust	Annual Report 2019

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $2 billion	0.53%
Over $2 billion up to $4 billion	0.52
Over $4 billion up to $6 billion	0.50
Over $6 billion up to $8 billion	0.49
Over $8 billion up to $10 billion	0.48
Over $10 billion	0.46

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.85%	May 1, 2020

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the thirty-six months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any, other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2019 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2019, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Transamerica Series Trust	Annual Report 2019

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2019, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2019, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2019.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2019, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 64,276,557	$ 15,977,705

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

Transamerica Series Trust	Annual Report 2019

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2019, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 938,465,647	$ 77,620,772	$ —	$ 77,620,772

As of December 31, 2019, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2019, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2019 and 2018 are as follows:

2019 Distributions Paid From			2018 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 11,188,315	$ 20,895,359	$ —	$ 6,647,696	$ 25,498,858	$ —

As of December 31, 2019, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 12,157,929	$ 30,542,272	$ —	$ —	$ —	$ 77,618,287

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and has early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

12. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

Transamerica Series Trust	Annual Report 2019

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

12. LEGAL PROCEEDINGS (continued)

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as sub-adviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties have been deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica American Funds Managed Risk VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica American Funds Managed Risk VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period from May 1, 2015 (commencement of operations) through December 31, 2015, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from May 1, 2015 (commencement of operations) through December 31, 2015, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2020

Transamerica Series Trust	Annual Report 2019

Transamerica American Funds Managed Risk VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $20,895,359 for the year ended December 31, 2019.

Transamerica Series Trust	Annual Report 2019

Transamerica Barrow Hanley Dividend Focused VP

(unaudited)

Market Environment

During the fiscal year, growth benchmarks outperformed value by a significant margin with the technology sector continuing its long-standing dominance. While financials, communication services and industrials had their best year of performance in some time, energy stocks trailed the market and were the worst-performing sector. Further, in a notable shift in sentiment, the “bond proxy” defensive sectors (real estate, utilities and consumer staples) lagged significantly in the fourth quarter after sustained leadership for most of the year.

The road ahead is always uncertain, but as we look around the investment landscape, we observe the following: a growing degree of complacency among stock investors that is concerning, and a belief that low interest rates will continue indefinitely leading to more outperformance of growth stocks despite valuation premiums that are increasingly risky. Today’s superstars and market leaders are often very different looking forward to the next decade. The consensus thinking that drives certain stocks to the top weightings in the indices rarely proves as profitable in the decade that follows.

PERFORMANCE

For the year ended December 31, 2019, Transamerica Barrow Hanley Dividend Focused VP, Initial Class returned 23.91%. By comparison, its benchmark, the Russell 1000® Value Index, returned 26.54%.

STRATEGY REVIEW

We stay fully invested with a conservative orientation based on our belief that superior returns can be achieved while taking below average risks. We construct portfolios that reflect all three value characteristics: price/earnings and price/book ratios below the market and dividend yields above the market (S&P 500®). In addition, the strategy requires that stocks purchased not only pay a dividend, but also that each stock has a consecutive 25-year history of paying cash dividends. While we are exacting in our definition of value, we are equally demanding in our pursuit of quality. We seek companies with profitability and earnings growth greater than the market.

The Portfolio underperformed its value benchmark during the 12-month period due largely to stock selection in financials and an underweight in technology. The latter is due to few technology stocks meeting the 25-year dividend paying history requirement. Holdings in materials and an overweight in energy also weighed on performance. The five largest detractors for the period were State Street Corp., EOG Resources, Inc., Exelon Corp., DuPont de Nemours, Inc. and BP PLC, ADR. State Street Corp. was sold.

Stock selection in consumer discretionary was the top contributor, followed by holdings and an overweight in industrials. An underweight in health care also aided relative performance. The top five contributing stocks were Target Corp., Johnson Controls International, Entergy Corp., General Electric Co. and UnitedHealth Group, Inc. Target Corp. and Johnson Controls International were sold.

Brian Quinn, CFA

Brad Kinkelaar

Lewis Ropp

Co-Portfolio Managers

Barrow, Hanley, Mewhinney & Strauss, LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	97.3%
Repurchase Agreement	2.7
Net Other Assets (Liabilities)	0.0 *
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Series Trust	Annual Report 2019

Transamerica Barrow Hanley Dividend Focused VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	23.91%	7.18%	10.11%	05/01/1996
Russell 1000® Value Index (A)	26.54%	8.29%	11.80%
Service Class	23.57%	6.91%	9.84%	05/01/2003

(A) The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks, especially technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2019

Transamerica Barrow Hanley Dividend Focused VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2019, and held for the entire six-month period until December 31, 2019.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,091.70	$3.80	$1,021.60	$3.67	0.72%
Service Class	1,000.00	1,090.50	5.11	1,020.30	4.94	0.97

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2019

Transamerica Barrow Hanley Dividend Focused VP

SCHEDULE OF INVESTMENTS

At December 31, 2019

	Shares	Value
COMMON STOCKS - 97.3%
Aerospace & Defense - 4.2%
General Dynamics Corp.	84,598	$ 14,918,857
United Technologies Corp.	130,872	19,599,391

		34,518,248

Banks - 9.0%
JPMorgan Chase & Co.	116,019	16,173,049
US Bancorp	479,597	28,435,306
Wells Fargo & Co.	542,028	29,161,106

		73,769,461

Beverages - 2.0%
Molson Coors Brewing Co., Class B	305,202	16,450,388

Capital Markets - 2.9%
Northern Trust Corp.	225,750	23,983,680

Chemicals - 6.8%
Corteva, Inc.	652,997	19,302,591
DuPont de Nemours, Inc.	286,272	18,378,663
Linde PLC	84,736	18,040,294

		55,721,548

Consumer Finance - 2.2%
American Express Co.	147,197	18,324,554

Diversified Telecommunication Services - 6.3%
AT&T, Inc.	690,705	26,992,752
Verizon Communications, Inc.	397,056	24,379,238

		51,371,990

Electric Utilities - 6.5%
Entergy Corp.	206,539	24,743,372
Exelon Corp.	631,164	28,774,767

		53,518,139

Energy Equipment & Services - 1.8%
Schlumberger, Ltd.	376,068	15,117,934

Equity Real Estate Investment Trusts - 6.9%
Healthpeak Properties, Inc.	929,400	32,036,418
Simon Property Group, Inc.	164,031	24,434,058

		56,470,476

Health Care Equipment & Supplies - 3.3%
Medtronic PLC	239,432	27,163,560

Health Care Providers & Services - 9.8%
Cigna Corp. (A)	83,333	17,040,765
CVS Health Corp.	461,025	34,249,547
UnitedHealth Group, Inc.	97,486	28,658,935

		79,949,247

Household Durables - 1.7%
Whirlpool Corp.	92,671	13,671,753

Industrial Conglomerates - 3.5%
General Electric Co.	2,589,548	28,899,356

Insurance - 3.4%
Chubb, Ltd.	179,550	27,948,753

Machinery - 3.8%
Stanley Black & Decker, Inc.	100,395	16,639,467
Westinghouse Air Brake Technologies Corp.	181,795	14,143,651

		30,783,118

Multi-Utilities - 4.5%
Dominion Energy, Inc.	443,686	36,746,074

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels - 10.6%
BP PLC, ADR	410,006	$ 15,473,626
EOG Resources, Inc.	204,242	17,107,310
Hess Corp.	188,917	12,621,545
Phillips 66	206,626	23,020,203
Valero Energy Corp.	201,612	18,880,964

		87,103,648

Pharmaceuticals - 2.6%
Johnson & Johnson	143,375	20,914,111

Specialty Retail - 2.5%
Lowe’s Cos., Inc.	169,237	20,267,823

Thrifts & Mortgage Finance - 3.0%
New York Community Bancorp, Inc.	2,046,241	24,595,817

Total Common Stocks (Cost $724,322,842)		797,289,678

	Principal	Value
REPURCHASE AGREEMENT - 2.7%
Fixed Income Clearing Corp., 0.85% (B), dated 12/31/2019, to be repurchased at $22,415,411 on 01/02/2020. Collateralized by a U.S. Government Obligation, 2.75%, due 09/15/2021, and with a value of $22,865,517.	$ 22,414,352	22,414,352

Total Repurchase Agreement (Cost $22,414,352)		22,414,352

Total Investments (Cost $746,737,194)		819,704,030
Net Other Assets (Liabilities) - 0.0% (C)		144,475

Net Assets - 100.0%		$ 819,848,505

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Barrow Hanley Dividend Focused VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$797,289,678	$—	$—	$797,289,678
Repurchase Agreement	—	22,414,352	—	22,414,352

Total Investments	$797,289,678	$22,414,352	$—	$819,704,030

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Rate disclosed reflects the yield at December 31, 2019.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	AmericanDepositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Barrow Hanley Dividend Focused VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2019

Assets:
Investments, at value (cost $724,322,842)	$797,289,678
Repurchase agreement, at value (cost $22,414,352)	22,414,352
Receivables and other assets:
Shares of beneficial interest sold	199,884
Dividends	867,742
Interest	529

Total assets	820,772,185

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	262,022
Investment management fees	489,088
Distribution and service fees	55,208
Transfer agent costs	1,134
Trustees, CCO and deferred compensation fees	2,900
Audit and tax fees	15,564
Custody fees	20,763
Legal fees	9,163
Printing and shareholder reports fees	56,992
Other accrued expenses	10,846

Total liabilities	923,680

Net assets	$819,848,505

Net assets consist of:
Capital stock ($0.01 par value)	$363,204
Additional paid-in capital	649,877,091
Total distributable earnings (accumulated losses)	169,608,210

Net assets	$819,848,505

Net assets by class:
Initial Class	$564,787,115
Service Class	255,061,390

Shares outstanding:
Initial Class	25,027,468
Service Class	11,292,906

Net asset value and offering price per share:
Initial Class	$22.57
Service Class	22.59

STATEMENT OF OPERATIONS

For the year ended December 31, 2019

Investment Income:
Dividend income	$24,879,669
Interest income	207,679
Net income from securities lending	9,146
Withholding taxes on foreign income	(113,477)

Total investment income	24,983,017

Expenses:
Investment management fees	5,451,211
Distribution and service fees:
Service Class	611,126
Transfer agent costs	11,785
Trustees, CCO and deferred compensation fees	24,442
Audit and tax fees	26,426
Custody fees	45,668
Legal fees	41,947
Printing and shareholder reports fees	76,864
Other	49,975

Total expenses	6,339,444

Net investment income (loss)	18,643,573

Net realized gain (loss) on:
Investments	79,492,665

Net change in unrealized appreciation (depreciation) on:
Investments	70,178,649

Net realized and change in unrealized gain (loss)	149,671,314

Net increase (decrease) in net assets resulting from operations	$168,314,887

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Barrow Hanley Dividend Focused VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2019	December 31, 2018
From operations:
Net investment income (loss)	$18,643,573	$19,541,351
Net realized gain (loss)	79,492,665	126,404,260
Net change in unrealized appreciation (depreciation)	70,178,649	(244,936,838)

Net increase (decrease) in net assets resulting from operations	168,314,887	(98,991,227)

Dividends and/or distributions to shareholders:
Initial Class	(96,321,407)	(13,257,270)
Service Class	(42,770,111)	(5,112,054)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(139,091,518)	(18,369,324)

Capital share transactions:
Proceeds from shares sold:
Initial Class	17,441,715	30,838,604
Service Class	16,976,422	15,555,739

	34,418,137	46,394,343

Dividends and/or distributions reinvested:
Initial Class	96,321,407	13,257,270
Service Class	42,770,111	5,112,054

	139,091,518	18,369,324

Cost of shares redeemed:
Initial Class	(93,752,026)	(120,647,852)
Service Class	(36,397,468)	(50,154,380)

	(130,149,494)	(170,802,232)

Net increase (decrease) in net assets resulting from capital share transactions	43,360,161	(106,038,565)

Net increase (decrease) in net assets	72,583,530	(223,399,116)

Net assets:
Beginning of year	747,264,975	970,664,091

End of year	$819,848,505	$747,264,975

Capital share transactions - shares:
Shares issued:
Initial Class	746,229	1,235,627
Service Class	728,749	625,425

	1,474,978	1,861,052

Shares reinvested:
Initial Class	4,689,455	517,862
Service Class	2,078,237	199,456

	6,767,692	717,318

Shares redeemed:
Initial Class	(3,980,143)	(4,778,128)
Service Class	(1,567,227)	(2,021,161)

	(5,547,370)	(6,799,289)

Net increase (decrease) in shares outstanding:
Initial Class	1,455,541	(3,024,639)
Service Class	1,239,759	(1,196,280)

	2,695,300	(4,220,919)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Barrow Hanley Dividend Focused VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2019	December 31, 2018	December 31, 2017		December 31, 2016		December 31, 2015
Net asset value, beginning of year	$22.22	$25.65	$22.58		$20.07		$21.24

Investment operations:
Net investment income (loss) (A)	0.57	0.57	0.49		0.51	(B)	0.43
Net realized and unrealized gain (loss)	4.29	(3.45)	3.16		2.46		(1.20)

Total investment operations	4.86	(2.88)	3.65		2.97		(0.77)

Dividends and/or distributions to shareholders:
Net investment income	(0.63)	(0.55)	(0.58)		(0.46)		(0.40)
Net realized gains	(3.88)	—	—		—		—

Total dividends and/or distributions to shareholders	(4.51)	(0.55)	(0.58)		(0.46)		(0.40)

Net asset value, end of year	$22.57	$22.22	$25.65		$22.58		$20.07

Total return	23.91%	(11.50)%	16.43	%(C)	14.91%		(3.59)%

Ratio and supplemental data:
Net assets end of year (000’s)	$564,788	$523,815	$682,104		$653,533		$639,203
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.72%	0.71%	0.71%		0.71%		0.71%
Including waiver and/or reimbursement and recapture	0.72%	0.71%	0.71%		0.70	%(B)	0.71%
Net investment income (loss) to average net assets	2.43%	2.26%	2.02%		2.45	%(B)	2.08%
Portfolio turnover rate	61%	29%	11%		11%		9%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects certain litigation payments received by the Portfolio in the year. Had these payments not occurred, the total return would be 0.15% lower.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2019	December 31, 2018	December 31, 2017		December 31, 2016		December 31, 2015
Net asset value, beginning of year	$22.23	$25.65	$22.59		$20.09		$21.26

Investment operations:
Net investment income (loss) (A)	0.51	0.50	0.43		0.46	(B)	0.38
Net realized and unrealized gain (loss)	4.29	(3.43)	3.16		2.45		(1.20)

Total investment operations	4.80	(2.93)	3.59		2.91		(0.82)

Dividends and/or distributions to shareholders:
Net investment income	(0.56)	(0.49)	(0.53)		(0.41)		(0.35)
Net realized gains	(3.88)	—	—		—		—

Total dividends and/or distributions to shareholders	(4.44)	(0.49)	(0.53)		(0.41)		(0.35)

Net asset value, end of year	$22.59	$22.23	$25.65		$22.59		$20.09

Total return	23.57%	(11.69)%	16.13	%(C)	14.59%		(3.83)%

Ratio and supplemental data:
Net assets end of year (000’s)	$255,061	$223,450	$288,560		$264,863		$209,780
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.97%	0.96%	0.96%		0.96%		0.96%
Including waiver and/or reimbursement and recapture	0.97%	0.96%	0.96%		0.95	%(B)	0.96%
Net investment income (loss) to average net assets	2.17%	2.01%	1.77%		2.21	%(B)	1.83%
Portfolio turnover rate	61%	29%	11%		11%		9%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects certain litigation payments received by the Portfolio in the year. Had these payments not occurred, the total return would be 0.15% lower.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Barrow Hanley Dividend Focused VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2019

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Barrow Hanley Dividend Focused VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2019

Transamerica Barrow Hanley Dividend Focused VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2019, commissions recaptured are $30,687.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2019, is disclosed within the Security Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2019

Transamerica Barrow Hanley Dividend Focused VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SECURITY VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2019, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2019.

Repurchase agreements at December 31, 2019, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

Transamerica Series Trust	Annual Report 2019

Transamerica Barrow Hanley Dividend Focused VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $200 million	0.78%
Over $200 million up to $500 million	0.68
Over $500 million up to $1.5 billion	0.63
Over $1.5 billion up to $2.5 billion	0.59
Over $2.5 billion	0.58

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.85%	May 1, 2020
Service Class	1.10	May 1, 2020

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the thirty-six months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any, other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2019 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2019, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Transamerica Series Trust	Annual Report 2019

Transamerica Barrow Hanley Dividend Focused VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2020. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2019, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2019, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2019.

6. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2019, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 470,788,534	$ —	$ 559,034,480	$ —

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio

Transamerica Series Trust	Annual Report 2019

Transamerica Barrow Hanley Dividend Focused VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2019, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 747,604,358	$ 95,447,892	$ (23,348,220)	$ 72,099,672

As of December 31, 2019, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2019, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2019 and 2018 are as follows:

2019 Distributions Paid From			2018 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 18,890,202	$ 120,201,316	$ —	$ 18,369,324	$ —	$ —

As of December 31, 2019, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 28,592,788	$ 68,915,750	$ —	$ —	$ —	$ 72,099,672

8. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and has early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

9. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

Transamerica Series Trust	Annual Report 2019

Transamerica Barrow Hanley Dividend Focused VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

10. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as sub-adviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties have been deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Barrow Hanley Dividend Focused VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Barrow Hanley Dividend Focused VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2020

Transamerica Series Trust	Annual Report 2019

Transamerica Barrow Hanley Dividend Focused VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $120,201,316 for the year ended December 31, 2019.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

(unaudited)

MARKET ENVIRONMENT

Following a challenging fourth quarter in 2018, equity markets in 2019 wrapped up the decade on a bullish tone, with stocks across the world posting impressive returns. The S&P 500® returned 31.49% including dividends in 2019, second only to 2013 as the highest yearly return of the last decade.

Global stock markets began the year on a positive note, with a snap recovery from the Christmas Eve trough. This continued throughout January, shrugging off the longest government shutdown in U.S. history, and marking what would be the strongest monthly returns of the year. Markets largely continued to rally through April, but reversed course in May. The loss was broad based, with domestic equities, international developed markets, and emerging markets all finishing the month lower. However, the second quarter finished on a higher note, with May losses closely mirrored by June gains, to complete a low volatility V-shaped quarter.

Domestic equity returns remained in positive territory in July with the S&P 500® hitting the 3,000 price level for the first time in history. In contrast, both international developed and emerging market equities fluctuated between positive and negative territory. Equity volatility picked up in August, but remained somewhat moderate, with the VIX Index peaking at 24.81. The U.S. Federal Reserve (“Fed”) commenced the first of three consecutive rate cuts in August. Through the balance of the year volatility continued to subside and markets rallied, boosted by the “Phase One Trade Deal” announced in December.

Moving into 2020, upcoming risks related to Brexit, the 2020 U.S. presidential election, and signs of slowing growth in global economies, are at the forefront of uncertainty as the current bull-run officially becomes the longest ever.

PERFORMANCE

For the year ended December 31, 2019, Transamerica BlackRock Global Allocation Managed Risk – Balanced VP, Service Class returned 14.71%. By comparison, its primary and secondary benchmarks, the FTSE World Index and the Transamerica BlackRock Global Allocation Managed Risk – Balanced VP Blended Benchmark, returned 27.74%, and 16.56%, respectively.

STRATEGY REVIEW

The Transamerica Blackrock Global Allocation Managed Risk – Balanced VP Portfolio aims to invest 95% of its total assets in the Transamerica Blackrock Global Allocation VP Fund, a highly diversified global portfolio that targets roughly a 50/50 split between equities and bonds. Additionally, the Portfolio employs the Milliman Managed Risk Strategy™, a dynamic derivatives overlay strategy that aims to manage the Portfolio’s volatility and guard against severe, sustained market declines. The strategy seeks to reshape the return distribution for a given portfolio by providing an asymmetric reduction of upside and downside exposure. This strategy is expected to improve returns during sustained crises, but detract from returns during highly volatile recoveries.

The Portfolio underperformed its benchmark in 2019. Subsequent to volatile market environments like December 2018, the Portfolio typically seeks a defensive allocation with reduced exposure to equity markets, and therefore may not fully participate in a quick recovery. Much of the underperformance was accumulated in the first quarter, mainly due to the Portfolio’s reduced equity allocation in January. During the second, third and fourth quarters, the Portfolio’s performance was more in line with its benchmark.

During the fiscal year, the Portfolio used derivatives. These positions detracted from performance.

Adam Schenck, CFA

Maria Schiopu, CFA

Co-Portfolio Managers

Milliman Financial Risk Management LLC

Asset Allocation	Percentage of Net Assets
International Mixed Allocation Fund	95.0%
Repurchase Agreement	4.9
Net Other Assets (Liabilities)	0.1
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Service Class	14.71%	2.90%	2.68%	11/10/2014
FTSE World Index (A)	27.74%	9.16%	8.92%
Transamerica BlackRock Global Allocation Managed Risk - Balanced VP Blended Benchmark (B) (C) (D) (E) (F)	16.56%	5.89%	5.74%

(A) The FTSE World Index is a market-capitalization weighted index comprised of an aggregate of large and mid-cap stocks, providing coverage of developed and advanced emerging markets.

(B) The Transamerica BlackRock Global Allocation Managed Risk – Balanced VP Blended Benchmark is composed of the following benchmarks: 30% S&P 500®, 20% FTSE World Index ex-U.S., 30% ICE BofAML Current 5-Year U.S. Treasury Index and 20% FTSE Non-U.S. Dollar World Government Bond Index.

(C) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(D) The FTSE World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid-cap stocks, providing coverage of developed and advanced emerging markets excluding the U.S.

(E) The ICE BofAML Current 5-Year U.S. Treasury Index is a one security index comprised of the most recently issued 5-year U.S. treasury note.

(F) The FTSE Non-U.S. Dollar World Government Bond Index measures the performance of fixed-rate, local currency, investment grade sovereign bonds issued by governments outside the U.S, and is comprised of sovereign debt from 22 countries that is denominated in a variety of currencies.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The model used to manage a portfolio’s assets provides no assurance that the recommended allocation will either maximize returns or minimize risks. The Portfolio is subject to all of the principal risks of the underlying portfolio.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

The Portfolio is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified portfolio. To the extent the Portfolio invests its assets in fewer issuers, the Portfolio will be more susceptible to negative events affecting those issuers.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2019, and held for the entire six-month period until December 31, 2019.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Net Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$1,058.90	$2.96	$1,022.30	$2.91	0.57%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

SCHEDULE OF INVESTMENTS

At December 31, 2019

	Shares	Value
INVESTMENT COMPANY - 95.0%
International Mixed Allocation Fund - 95.0%
Transamerica Blackrock Global Allocation VP (A)	29,991,471	$ 272,322,552

Total Investment Company (Cost $274,597,234)		272,322,552

	Principal	Value
REPURCHASE AGREEMENT - 4.9%
Fixed Income Clearing Corp., 0.85% (B), dated 12/31/2019, to be repurchased at $14,151,247 on 01/02/2020. Collateralized by a U.S. Government Obligation, 1.50%, due 08/31/2021, and with a value of $14,436,336.	$ 14,150,579	14,150,579

Total Repurchase Agreement (Cost $14,150,579)		14,150,579

Total Investments (Cost $288,747,813)		286,473,131
Net Other Assets (Liabilities) - 0.1%		340,222

Net Assets - 100.0%		$ 286,813,353

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Company	$272,322,552	$—	$—	$272,322,552
Repurchase Agreement	—	14,150,579	—	14,150,579

Total Investments	$272,322,552	$14,150,579	$—	$286,473,131

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I2 shares of Transamerica Funds and/or affiliated investment in the Initial Class shares of Transamerica Series Trust. The Portfolio’s transactions and earnings are as follows:

Affiliated Investments	Value December 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2019	Shares as of December 31, 2019	Dividend Income	Net Capital Gain Distributions
Transamerica Blackrock Global Allocation VP	$217,594,398	$35,738,585	$—	$—	$18,989,569	$272,322,552	29,991,471	$4,919,886	$16,569,704

(B)	Rate disclosed reflects the yield at December 31, 2019.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2019

Assets:
Affiliated investments, at value (cost $274,597,234)	$272,322,552
Repurchase agreement, at value (cost $14,150,579)	14,150,579
Cash	26
Receivables and other assets:
Shares of beneficial interest sold	516,837
Interest	334

Total assets	286,990,328

Liabilities:
Payables and other liabilities:
Investment management fees	81,251
Distribution and service fees	61,648
Transfer agent costs	382
Trustees, CCO and deferred compensation fees	747
Audit and tax fees	12,895
Custody fees	4,060
Legal fees	2,879
Printing and shareholder reports fees	8,928
Other accrued expenses	4,185

Total liabilities	176,975

Net assets	$286,813,353

Net assets consist of:
Capital stock ($0.01 par value)	$285,833
Additional paid-in capital	278,125,421
Total distributable earnings (accumulated losses)	8,402,099

Net assets	$286,813,353

Shares outstanding	28,583,322

Net asset value and offering price per share	$10.03

STATEMENT OF OPERATIONS

For the year ended December 31, 2019

Investment Income:
Dividend income from affiliated investments	$4,919,886
Interest income from unaffiliated investments	163,202

Total investment income	5,083,088

Expenses:
Investment management fees	719,666
Distribution and service fees	642,559
Transfer agent costs	3,871
Trustees, CCO and deferred compensation fees	7,935
Audit and tax fees	19,169
Custody fees	1,130
Legal fees	13,821
Printing and shareholder reports fees	17,677
Other	18,105

Total expenses before waiver and/or reimbursement and recapture	1,443,933

Expense waived and/or reimbursed	(15,472)
Recapture of previously waived and/or reimbursed fees	36,588

Net expenses	1,465,049

Net investment income (loss)	3,618,039

Net realized gain (loss) on:
Capital gain distributions received from affiliated investment companies	16,569,704
Futures contracts	(2,475,380)

Net realized gain (loss)	14,094,324

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	18,989,569
Futures contracts	(1,417,205)
Translation of assets and liabilities denominated in foreign currencies	444

Net change in unrealized appreciation (depreciation)	17,572,808

Net realized and change in unrealized gain (loss)	31,667,132

Net increase (decrease) in net assets resulting from operations	$35,285,171

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2019	December 31, 2018
From operations:
Net investment income (loss)	$3,618,039	$7,702,305
Net realized gain (loss)	14,094,324	(1,966,936)
Net change in unrealized appreciation (depreciation)	17,572,808	(24,584,826)

Net increase (decrease) in net assets resulting from operations	35,285,171	(18,849,457)

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(7,703,219)	(2,719,313)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(7,703,219)	(2,719,313)

Capital share transactions:
Proceeds from shares sold	33,534,207	49,664,260
Dividends and/or distributions reinvested	7,703,219	2,719,313
Cost of shares redeemed	(10,633,385)	(9,952,393)

Net increase (decrease) in net assets resulting from capital share transactions	30,604,041	42,431,180

Net increase (decrease) in net assets	58,185,993	20,862,410

Net assets:
Beginning of year	228,627,360	207,764,950

End of year	$286,813,353	$228,627,360

Capital share transactions - shares:
Shares issued	3,499,538	5,117,210
Shares reinvested	821,239	281,794
Shares redeemed	(1,115,027)	(1,047,877)

Net increase (decrease) in shares outstanding	3,205,750	4,351,127

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Service Class
	December 31, 2019	December 31, 2018		December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of year	$9.01	$9.88		$8.84	$9.59		$9.93

Investment operations:
Net investment income (loss) (A)	0.13	0.33		0.13	0.07	(B)	0.41
Net realized and unrealized gain (loss)	1.18	(1.09)		0.97	(0.03	)(C)	(0.75)

Total investment operations	1.31	(0.76)		1.10	0.04		(0.34)

Dividends and/or distributions to shareholders:
Net investment income	(0.29)	(0.11)		(0.06)	(0.18)		—
Net realized gains	—	—		—	(0.61)		—

Total dividends and/or distributions to shareholders	(0.29)	(0.11)		(0.06)	(0.79)		—

Net asset value, end of year	$10.03	$9.01		$9.88	$8.84		$9.59

Total return	14.71%	(7.76)%		12.51%	0.37%		(3.42)%

Ratio and supplemental data:
Net assets end of year (000’s)	$286,813	$228,627		$207,765	$169,426		$131,427
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.56%	0.57%		0.56%	0.59%		0.60%
Including waiver and/or reimbursement and recapture	0.57%	0.57	%(E)	0.57%	0.57	%(B)	0.57%
Net investment income (loss) to average net assets	1.41%	3.40%		1.42%	0.79	%(B)	4.16%
Portfolio turnover rate	—%	—%		—%	—%		—%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(D)	Does not include expenses of the underlying investments in which the Portfolio invests.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2019

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Global Allocation Managed Risk - Balanced VP (the “Portfolio”) is a series of TST and is classified as non-diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2019 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SECURITY VALUATION (continued)

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2019, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV of the underlying Portfolios as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying portfolios and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2019, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2019.

Repurchase agreements at December 31, 2019, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (“OTC”).

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio, uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2019, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2019.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$(147,738)	$(2,327,642)	$—	$—	$(2,475,380)
Total	$—	$(147,738)	$(2,327,642)	$—	$—	$(2,475,380)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$207,981	$(1,625,186)	$—	$—	$(1,417,205)
Total	$—	$207,981	$(1,625,186)	$—	$—	$(1,417,205)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2019.

Futures Contracts at Notional Amount
Long	Short
$ —	$ (9,332,341)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

6. INVESTMENT CONCENTRATION

Throughout the year, the Portfolio can have investments that account for a significant percentage of the Portfolio’s total assets. As of December 31, 2019, the most recent financial statements are included within this report for the following investments:

Investment	Percentage of Total Assets
Transamerica BlackRock Global Allocation VP	94.89%

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $2 billion	0.28%
Over $2 billion up to $4 billion	0.27
Over $4 billion up to $6 billion	0.25
Over $6 billion up to $8 billion	0.24
Over $8 billion up to $10 billion	0.23
Over $10 billion	0.22

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.57%	May 1, 2020

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the thirty-six months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2019 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

For the years ended December 31, 2017, December 31, 2018 and December 31, 2019, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available			Total
2017	2018	2019
$ —	$ 17,730	$ 15,472	$ 33,202

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2019, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2019, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2019.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2019, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 14,248,996	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2019, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 288,747,813	$ —	$ (2,274,682)	$ (2,274,682)

As of December 31, 2019, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2019, the capital loss carryforwards utilized or expired are $5,876,044.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2019 and 2018 are as follows:

2019 Distributions Paid From			2018 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 7,703,219	$ —	$ —	$ 2,719,313	$ —	$ —

As of December 31, 2019, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 3,565,637	$ 7,111,692	$ —	$ —	$ —	$ (2,275,230)

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and has early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

11. CUSTODY OUT-OF-POCKET EXPENSE (continued)

fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

12. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as sub-adviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties have been deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock Global Allocation Managed Risk – Balanced VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2020

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2019.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

(unaudited)

MARKET ENVIRONMENT

Following a challenging fourth quarter in 2018, equity markets in 2019 wrapped up the decade on a bullish tone, with stocks across the world posting impressive returns. The S&P 500® returned 31.49% including dividends in 2019, second only to 2013 as the highest yearly return of the last decade.

Global stock markets began the year on a positive note, with a snap recovery from the Christmas Eve trough. This continued throughout January, shrugging off the longest government shutdown in U.S. history, and marking what would be the strongest monthly returns of the year. Markets largely continued to rally through April, but reversed course in May. The loss was broad based, with domestic equities, international developed markets, and emerging markets all finishing the month lower. However, the second quarter finished on a higher note, with May losses closely mirrored by June gains, to complete a low volatility V-shaped quarter.

Domestic equity returns remained in positive territory in July with the S&P 500® hitting the 3,000 price level for the first time in history. In contrast, both international developed and emerging market equities fluctuated between positive and negative territory. Equity volatility picked up in August, but remained somewhat moderate, with the VIX Index peaking at 24.81%. The U.S. Federal Reserve (“Fed”) commenced the first of three consecutive rate cuts in August. Through the balance of the year volatility continued to subside and markets rallied, boosted by the “Phase One Trade Deal” announced in December.

Moving into 2020, upcoming risks related to Brexit, the 2020 U.S. presidential election, and signs of slowing growth in global economies, are at the forefront of uncertainty as the current bull-run officially becomes the longest ever.

PERFORMANCE

For the year ended December 31, 2019, Transamerica BlackRock Global Allocation Managed Risk – Growth VP, Service Class returned 17.93%. By comparison, its primary and secondary benchmarks, the FTSE World Index and the Transamerica BlackRock Global Allocation Managed Risk – Growth VP Blended Benchmark, returned 27.74%, and 21.05%, respectively.

STRATEGY REVIEW

The Transamerica Blackrock Global Allocation Managed Risk – Growth VP Portfolio aims to invest 95% of its total assets in the Transamerica Blackrock Global Allocation VP Fund, a highly diversified global portfolio that targets roughly a 50/50 split between equities and bonds. Additionally, the Portfolio employs the Milliman Managed Risk Strategy™ (“MMRS”), a dynamic derivatives overlay strategy that aims to manage the Portfolio’s volatility and guard against severe, sustained market declines. The strategy seeks to reshape the return distribution for a given portfolio by providing an asymmetric reduction of upside and downside exposure. Additionally, during calm rising markets, the MMRS seeks to increase the Portfolio’s exposure to equities by up to 25%. This strategy is expected to improve returns during sustained crises, but detract from returns during highly volatile recoveries.

The Portfolio underperformed its benchmark in 2019. Subsequent to volatile market events like December 2018, the Portfolio typically seeks a defensive allocation with reduced exposure to equity markets, and therefore may not fully participate in a quick recovery. Much of the underperformance was accumulated in the first quarter, mainly due to the Portfolio’s reduced equity allocation in January. During second, third and fourth quarters the Portfolio performed more in line with its benchmark due, in part, to gains from long futures positions.

During the fiscal year, the Portfolio used derivatives. These positions added to performance.

Adam Schenck, CFA

Maria Schiopu, CFA

Co-Portfolio Managers

Milliman Financial Risk Management LLC

Asset Allocation	Percentage of Net Assets
International Mixed Allocation Fund	95.8%
Repurchase Agreement	3.0
Net Other Assets (Liabilities)^	1.2
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Service Class	17.93%	3.42%	3.11%	11/10/2014
FTSE World Index (A)	27.74%	9.16%	8.92%
Transamerica BlackRock Global Allocation Managed Risk - Growth VP Blended Benchmark (B) (C) (D) (E) (F)	21.05%	7.37%	7.20%

(A) The FTSE World Index is a market-capitalization weighted index comprised of an aggregate of large and mid-cap stocks, providing coverage of developed and advanced emerging markets.

(B) The Transamerica BlackRock Global Allocation Managed Risk – Growth VP Blended Benchmark is composed of the following benchmarks: 42% S&P 500®, 28% FTSE World Index ex-U.S., 18% ICE BofAML Current 5-Year U.S. Treasury Index and 12% FTSE Non-U.S. Dollar World Government Bond Index.

(C) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(D) The FTSE World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid-cap stocks, providing coverage of developed and advanced emerging markets excluding the U.S.

(E) The ICE BofAML Current 5-Year U.S. Treasury Index is a one security index comprised of the most recently issued 5-year U.S. treasury note.

(F) The FTSE Non-U.S. Dollar World Government Bond Index measures the performance of fixed-rate, local currency, investment grade sovereign bonds issued by governments outside the U.S, and is comprised of sovereign debt from 22 countries that is denominated in a variety of currencies.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The model used to manage a portfolio’s assets provides no assurance that the recommended allocation will either maximize returns or minimize risks. The Portfolio is subject to all of the principal risks of the underlying portfolio.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

The Portfolio is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified portfolio. To the extent the Portfolio invests its assets in fewer issuers, the Portfolio will be more susceptible to negative events affecting those issuers.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2019, and held for the entire six-month period until December 31, 2019.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Net Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$1,072.20	$3.13	$1,022.20	$3.06	0.60%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2019

	Shares	Value
INVESTMENT COMPANY - 95.8%
International Mixed Allocation Fund - 95.8%
Transamerica Blackrock Global Allocation VP (A)	21,869,559	$ 198,575,591

Total Investment Company (Cost $198,832,861)		198,575,591

Principal	Value
REPURCHASE AGREEMENT - 3.0%

Fixed Income Clearing Corp., 0.85% (B), dated 12/31/2019, to be repurchased at $6,120,920 on 01/02/2020. Collateralized by a U.S. Government Obligation, 1.50%, due 08/31/2021, and with a value of $6,245,045.

$ 6,120,631	$ 6,120,631

Total Repurchase Agreement (Cost $6,120,631)	6,120,631

Total Investments (Cost $204,953,492)	204,696,222
Net Other Assets (Liabilities) - 1.2%	2,411,315

Net Assets - 100.0%	$ 207,107,537

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
E-Mini Russell 2000® Index	2	03/20/2020	$164,856	$167,060	$2,204	$—
EUR Currency	69	03/16/2020	9,622,565	9,730,725	108,160	—
EURO STOXX 50® Index	188	03/20/2020	7,906,002	7,863,700	—	(42,302)
FTSE 100 Index	11	03/20/2020	1,087,411	1,092,649	5,238	—
GBP Currency	20	03/16/2020	1,649,203	1,661,500	12,297	—
JPY Currency	28	03/16/2020	3,242,247	3,235,925	—	(6,322)
MSCI Emerging Markets Index	98	03/20/2020	5,348,914	5,488,980	140,066	—
Nikkei 225 Index	15	03/12/2020	3,223,518	3,263,541	40,023	—
S&P 500® E-Mini Index	200	03/20/2020	31,708,187	32,311,000	602,813	—
S&P Midcap 400® E-Mini Index	6	03/20/2020	1,224,215	1,238,880	14,665	—

Total Futures Contracts					$925,466	$(48,624)

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Company	$198,575,591	$—	$—	$198,575,591
Repurchase Agreement	—	6,120,631	—	6,120,631

Total Investments	$198,575,591	$6,120,631	$—	$204,696,222

Other Financial Instruments
Futures Contracts (D)	$925,466	$—	$—	$925,466

Total Other Financial Instruments	$925,466	$—	$—	$925,466

LIABILITIES
Other Financial Instruments
Futures Contracts (D)	$(48,624)	$—	$—	$(48,624)

Total Other Financial Instruments	$(48,624)	$—	$—	$(48,624)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I2 shares of Transamerica Funds and/or affiliated investment in the Initial Class shares of Transamerica Series Trust. The Portfolio’s transactions and earnings are as follows:

Affiliated Investments	Value December 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2019	Shares as of December 31, 2019	Dividend Income	Net Capital Gain Distributions
Transamerica Blackrock Global Allocation VP	$179,673,168	$16,400,770	$(12,934,749)	$(1,804,793)	$17,241,195	$198,575,591	21,869,559	$3,659,541	$12,324,981

(B)	Rate disclosed reflects the yield at December 31, 2019.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(D)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen

PORTFOLIO ABBREVIATIONS:

FTSE	Financial Times Stock Exchange
STOXX	Deutsche Börse Group & SIX Group Index

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2019

Assets:
Affiliated investments, at value (cost $198,832,861)	$198,575,591
Repurchase agreement, at value (cost $6,120,631)	6,120,631
Cash collateral pledged at broker for:
Futures contracts	2,432,842
Receivables and other assets:
Shares of beneficial interest sold	31,533
Interest	145
Variation margin receivable on futures contracts	130,480

Total assets	207,291,222

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	34,000
Investment management fees	69,266
Distribution and service fees	44,750
Transfer agent costs	280
Trustees, CCO and deferred compensation fees	614
Audit and tax fees	12,613
Custody fees	7,284
Legal fees	2,273
Printing and shareholder reports fees	9,133
Other accrued expenses	3,472

Total liabilities	183,685

Net assets	$207,107,537

Net assets consist of:
Capital stock ($0.01 par value)	$204,027
Additional paid-in capital	200,601,490
Total distributable earnings (accumulated losses)	6,302,020

Net assets	$207,107,537

Shares outstanding	20,402,741

Net asset value and offering price per share	$10.15

STATEMENT OF OPERATIONS

For the year ended December 31, 2019

Investment Income:
Dividend income from affiliated investments	$3,659,541
Interest income from unaffiliated investments	147,765

Total investment income	3,807,306

Expenses:
Investment management fees	592,696
Distribution and service fees	493,913
Transfer agent costs	2,947
Trustees, CCO and deferred compensation fees	6,082
Audit and tax fees	18,384
Custody fees	2,689
Legal fees	10,515
Printing and shareholder reports fees	15,080
Other	15,481

Total expenses before waiver and/or reimbursement and recapture	1,157,787

Expense waived and/or reimbursed	(19,044)
Recapture of previously waived and/or reimbursed fees	46,661

Net expenses	1,185,404

Net investment income (loss)	2,621,902

Net realized gain (loss) on:
Affiliated investments	(1,804,793)
Capital gain distributions received from affiliated investment companies	12,324,981
Futures contracts	1,730,387

Net realized gain (loss)	12,250,575

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	17,241,195
Futures contracts	415,477
Translation of assets and liabilities denominated in foreign currencies	7,323

Net change in unrealized appreciation (depreciation)	17,663,995

Net realized and change in unrealized gain (loss)	29,914,570

Net increase (decrease) in net assets resulting from operations	$32,536,472

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2019	December 31, 2018
From operations:
Net investment income (loss)	$2,621,902	$6,640,261
Net realized gain (loss)	12,250,575	(7,837,639)
Net change in unrealized appreciation (depreciation)	17,663,995	(20,817,117)

Net increase (decrease) in net assets resulting from operations	32,536,472	(22,014,495)

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(6,570,461)	(4,435,064)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(6,570,461)	(4,435,064)

Capital share transactions:
Proceeds from shares sold	5,776,392	14,610,373
Dividends and/or distributions reinvested	6,570,461	4,435,064
Cost of shares redeemed	(19,797,391)	(22,477,295)

Net increase (decrease) in net assets resulting from capital share transactions	(7,450,538)	(3,431,858)

Net increase (decrease) in net assets	18,515,473	(29,881,417)

Net assets:
Beginning of year	188,592,064	218,473,481

End of year	$207,107,537	$188,592,064

Capital share transactions - shares:
Shares issued	603,571	1,469,616
Shares reinvested	708,788	454,878
Shares redeemed	(2,074,386)	(2,323,284)

Net increase (decrease) in shares outstanding	(762,027)	(398,790)

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Service Class
	December 31, 2019		December 31, 2018	December 31, 2017		December 31, 2016		December 31, 2015
Net asset value, beginning of year	$8.91		$10.13	$8.65		$9.39		$9.89

Investment operations:
Net investment income (loss) (A)	0.13		0.31	0.13		0.06	(B)	0.39
Net realized and unrealized gain (loss)	1.44		(1.32)	1.41		(0.08)		(0.89)

Total investment operations	1.57		(1.01)	1.54		(0.02)		(0.50)

Dividends and/or distributions to shareholders:
Net investment income	(0.33)		(0.13)	(0.06)		(0.19)		—
Net realized gains	—		(0.08)	—		(0.53)		—

Total dividends and/or distributions to shareholders	(0.33)		(0.21)	(0.06)		(0.72)		—

Net asset value, end of year	$10.15		$8.91	$10.13		$8.65		$9.39

Total return	17.93%		(10.16)%	17.87%		(0.19)%		(5.06)%

Ratio and supplemental data:
Net assets end of year (000’s)	$207,108		$188,592	$218,473		$175,816		$155,154
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.59%		0.61%	0.60%		0.63%		0.63%
Including waiver and/or reimbursement and recapture	0.60%		0.60%	0.61	%(D)	0.61	%(B)	0.60%
Net investment income (loss) to average net assets	1.33%		3.12%	1.36%		0.72	%(B)	4.01%
Portfolio turnover rate	0	%(E)	3%	4%		2%		—%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)	Includes interest fee on cash at broker transactions, representing 0.01% of average net assets.
(E)	Rounds to less than 1%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2019

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Global Allocation Managed Risk – Growth VP (the “Portfolio”) is a series of TST and is classified as non-diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2019 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2019, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SECURITY VALUATION (continued)

unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV of the underlying Subaccounts as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying portfolios and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2019, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2019.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements at December 31, 2019, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio, uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2019, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2019.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$120,457	$805,009	$—	$—	$925,466
Total	$—	$120,457	$805,009	$—	$—	$925,466

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$(6,322)	$(42,302)	$—	$—	$(48,624)
Total	$—	$(6,322)	$(42,302)	$—	$—	$(48,624)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2019.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$(464,762)	$2,195,149	$—	$—	$1,730,387
Total	$—	$(464,762)	$2,195,149	$—	$—	$1,730,387

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$226,671	$188,806	$—	$—	$415,477
Total	$—	$226,671	$188,806	$—	$—	$415,477

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2019.

Futures Contracts at Notional Amount
Long	Short
$ 48,003,316	$ (4,195,705)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

6. INVESTMENT CONCENTRATION

Throughout the year, the Portfolio can have investments that account for a significant percentage of the Portfolio’s total assets. As of December 31, 2019, the most recent financial statements are included within this report for the following investments:

Investment	Percentage of Total Assets
Transamerica BlackRock Global Allocation VP	95.80%

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $2 billion	0.30%
Over $2 billion up to $4 billion	0.29
Over $4 billion up to $6 billion	0.27
Over $6 billion up to $8 billion	0.26
Over $8 billion up to $10 billion	0.25
Over $10 billion	0.24

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.60%	May 1, 2020

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the thirty-six months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2019 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the years ended December 31, 2017, December 31, 2018 and December 31, 2019, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available			Total
2017	2018	2019
$ —	$ 9,458	$ 19,044	$ 28,502

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2019, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2019, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2019.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2019, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 416,249	$ 12,934,749

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and futures contracts mark-to-market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2019, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 206,635,099	$ 39,986	$ (1,938,876)	$ (1,898,890)

As of December 31, 2019, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2019, the capital loss carryforwards utilized or expired are $7,866,644.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2019 and 2018 are as follows:

2019 Distributions Paid From			2018 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 6,570,461	$ —	$ —	$ 4,097,136	$ 337,928	$ —

As of December 31, 2019, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 2,571,004	$ 5,564,018	$ —	$ —	$ —	$ (1,833,002)

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

10. NEW ACCOUNTING PRONOUNCEMENT (continued)

ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and has early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

12. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as sub-adviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties have been deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock Global Allocation Managed Risk – Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock Global Allocation Managed Risk – Growth VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2020

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2019.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation VP

(unaudited)

MARKET ENVIRONMENT

In contrast to 2018, which was a year characterized by a weakening economy, rising trade frictions and monetary tightening leading to losses in nearly every major asset class, calendar year 2019 marked a substantial reversal of these trends. Looking back at 2019, two of the most significant challenges have been resolved: monetary policy pivoted from tightening to easing, and the U.S. and China struck a temporary “trade truce.” Following U.S. Federal Reserve (“Fed”) Chairman Jay Powell’s comments in late December 2018 that the Fed was on “autopilot,” policy makers reversed course in early January by indicating their decision to remain patient with any further interest rate hikes. Market volatility increased as the spring wore on, as trade tensions with China and Mexico weighed on markets due to concerns that additional tariffs could potentially induce a U.S. and/or global recession. This was followed by an announcement from the Fed to stop selling assets purchased in the wake of the Great Recession, and by the end of July, the Fed had announced its first rate cut in more than a decade. In August, an inverted yield curve once again rattled investors with concerns of a possible recession on the horizon. The Fed continued to cut interest rates, bringing down the front end of the yield curve. Following a temporary liquidity crisis in the overnight repurchase (“repo”) market, the Fed began injecting billions of dollars to stabilize this key funding mechanism and the Fed’s balance sheet once again began to expand, driving risk assets higher. With more accommodative financial conditions, concerns about the impacts of Brexit diminished following U.K. elections, and progress made following the announcement of a “Phase One Trade Deal” U.S./China trade agreement, equity markets globally finished the year with strong gains.

PERFORMANCE

For the year ended December 31, 2019, Transamerica BlackRock Global Allocation VP, Service Class returned 17.85%. By comparison, its primary and secondary benchmarks, the FTSE World Index and the Transamerica BlackRock Global Allocation VP Blended Benchmark, returned 27.74% and 18.79%, respectively.

STRATEGY REVIEW

Within equities, an overweight to Japan detracted from performance. From a sector perspective, an underweight and security selection within information technology weighed on returns, as did security selection and an overweight within industrials. Stock selection within consumer discretionary and healthcare, as well as index hedging, also detracted. Within fixed income, exposure to select emerging market sovereign bonds negatively impacted returns. Exposure to cash and cash equivalents and exposure to gold-related securities also weighed on performance.

Within equities, security selection within communication services and materials, as well as security selection and an underweight within financials and consumer staples, contributed to performance. Stock selection within energy, largely offset by an overweight to the sector, was also additive. Portfolio positioning within fixed income, specifically duration management and allocation to U.S. Treasury, positively impacted returns. An underweight to Japanese government bonds was also additive. Exposure to U.S. credit, notably investment grade, also contributed to performance.

During the fiscal year, the Portfolio’s overall equity allocation increased from 58% to 67% of net assets. Within equities, the Portfolio increased exposure to the U.S. and Europe, notably Germany, Italy, and France, and decreased exposure to Japan. From a sector perspective, the Portfolio increased exposure to information technology, industrials, consumer discretionary, and financials, and decreased exposure to energy, communication services, and consumer staples. The Portfolio’s allocation to fixed income decreased from 31% to 24% of net assets. Within fixed income, the Portfolio decreased exposure to government bonds and corporate credit. From a duration perspective, the Portfolio decreased duration from 2.5 years to 1.5 years. The Portfolio’s allocation to commodity-related securities remained unchanged at 2% of net assets.

Reflecting the above changes, the Portfolio’s cash equivalents decreased from 9% to 7% of net assets. Over the 12-month period, the Portfolio’s cash position helped mitigate portfolio volatility and served as a source of funds for new investments.

As of the 12-month period ended December 31, 2019, as compared to its blended benchmark, the Portfolio was overweight equities and underweight fixed income, with modest exposure to commodity-related securities and an overweight to cash equivalents. Within equities, the Portfolio was overweight the U.S. and Asia, primarily China, and underweight Europe, specifically the U.K. and Switzerland. From a sector perspective, the Portfolio was overweight healthcare, communication services, and consumer discretionary, and underweight consumer staples, financials, and real estate. Within fixed income, the Portfolio was underweight developed market government bonds and overweight corporate bonds. With respect to currency exposure, the Portfolio was overweight the Hong Kong dollar and Indian rupee and underweight the British pound sterling and Japanese yen.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation VP

(unaudited)

STRATEGY REVIEW (continued)

During the fiscal year, the Portfolio used derivatives. These positions added to performance.

Dan Chamby, CFA

David Clayton, CFA

Russ Koesterich, CFA

Rick Rieder

Co-Portfolio Managers

BlackRock Investment Management, LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	58.0%
Short-Term U.S. Government Obligations	13.6
U.S. Government Obligations	10.1
Foreign Government Obligations	5.7
Corporate Debt Securities	4.4
Short-Term Foreign Government Obligations	3.7
U.S. Government Agency Obligation	3.2
Other Investment Company	2.2
Exchange-Traded Funds	1.9
Preferred Stocks	0.6
Loan Assignments	0.4
Over-the-Counter Options Purchased	0.2
Exchange-Traded Options Purchased	0.1
Repurchase Agreements	0.1
Mortgage-Backed Securities	0.1
Convertible Bonds	0.1
Convertible Preferred Stock	0.0	*
Over-the-Counter Foreign Exchange Options Purchased	0.0	*
Over-the-Counter Interest Rate Swaptions Purchased	0.0	*
Right	0.0	*
Common Stocks Sold Short	(0.2)
Net Other Assets (Liabilities) ^	(4.2)
Total	100.0%

Current	and future portfolio holdings are subject to change and risk.
*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	18.20%	5.28%	4.87%	05/01/2011
Service Class	17.85%	5.00%	5.60%	05/01/2009
FTSE World Index (A)	27.74%	9.16%	9.58%
Transamerica BlackRock Global Allocation VP Blended Benchmark (B) (C) (D) (E) (F)	18.79%	6.63%	7.31%

(A) The FTSE World Index is a market-capitalization weighted index comprised of an aggregate of large and mid-cap stocks, providing coverage of developed and advanced emerging markets.

(B) The Transamerica BlackRock Global Allocation VP Blended Benchmark is composed of the following benchmarks: 36% S&P 500®, 24% FTSE World Index ex-U.S., 24% ICE BofAML Current 5-Year U.S. Treasury Index, and 16% FTSE Non-U.S. Dollar World Government Bond Index.

(C) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(D) The FTSE World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid-cap stocks, providing coverage of developed and advanced emerging markets excluding the U.S.

(E) The ICE BofAML Current 5-Year U.S. Treasury Index is a one security index comprised of the most recently issued 5-year U.S. treasury note.

(F) The FTSE Non-U.S. Dollar World Government Bond Index measures the performance of fixed-rate, local currency, investment grade sovereign bonds issued by governments outside the U.S., and is comprised of sovereign debt from 22 countries that is denominated in a variety of currencies.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

The Portfolio is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified portfolio. To the extent the Portfolio invests its assets in fewer issuers, the Portfolio will be more susceptible to negative events affecting those issuers.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2019, and held for the entire six-month period until December 31, 2019.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,066.60	$3.96	$1,021.40	$3.87	0.76%
Service Class	1,000.00	1,064.70	5.26	1,020.10	5.14	1.01

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS

At December 31, 2019

	Shares	Value
COMMON STOCKS - 58.0%
Argentina - 0.0% (A)
YPF SA, ADR (B)	3,279	$ 37,971

Australia - 0.1%
AGL Energy, Ltd.	8,274	119,203
BHP Group, Ltd.	1,796	49,053
Coles Group, Ltd.	578	6,019
Newcrest Mining, Ltd.	33,505	711,242
Quintis Pty, Ltd. (C) (D) (E) (F)	1,725,383	1,259,219
South32, Ltd.	28,808	54,583
Wesfarmers, Ltd.	357	10,372
Woolworths Group, Ltd.	1,083	27,481

		2,237,172

Austria - 0.1%
Erste Group Bank AG (F)	22,606	849,130

Belgium - 0.1%
KBC Group NV	16,488	1,240,247

Brazil - 0.6%
Azul SA, ADR (B) (F)	167,324	7,161,467
B3 SA - Brasil Bolsa Balcao	536	5,758
Banco BTG Pactual SA	246	4,673
Banco do Brasil SA (F)	6,558	86,556
Banco Santander Brasil SA	3,176	39,276
Engie Brasil Energia SA	1,886	23,872
JBS SA	61,665	397,048
Notre Dame Intermedica Participacoes SA	95,493	1,624,753
Petrobras Distribuidora SA	19,778	148,209
Vale SA (F)	299	3,978

		9,495,590

Canada - 0.6%
Barrick Gold Corp.	42,701	793,153
Constellation Software, Inc.	7	6,798
Enbridge, Inc.	199,813	7,944,511
Fairfax Financial Holdings, Ltd.	183	85,929
Imperial Oil, Ltd.	666	17,617
Nutrien, Ltd.	496	23,747
Thomson Reuters Corp. (B)	1,087	77,757
Wheaton Precious Metals Corp. (B)	30,530	908,459

		9,857,971

Chile - 0.0% (A)
Cia Cervecerias Unidas SA, ADR	16,412	311,336

China - 2.3%
Agile Group Holdings, Ltd.	36,000	54,146
Agricultural Bank of China, Ltd., H Shares	47,000	20,688
Aier Eye Hospital Group Co., Ltd., A Shares	50,997	289,625
Air China, Ltd., H Shares	12,000	12,181
Alibaba Group Holding, Ltd., ADR (F)	44,978	9,539,834
Alibaba Group Holding, Ltd. (F)	86,100	2,289,429
Anhui Conch Cement Co., Ltd., A Shares	7,700	60,577
Anhui Conch Cement Co., Ltd., H Shares	15,000	109,339
ANTA Sports Products, Ltd.	63,000	563,922
Asymchem Laboratories Tianjin Co., Ltd., A Shares	15,783	293,423
Autobio Diagnostics Co., Ltd., A Shares	20,300	280,878
Beijing Capital International Airport Co., Ltd., H Shares	88,000	85,264
CGN Power Co., Ltd., H Shares (G)	7,000	1,869
China East Education Holdings, Ltd. (F) (G)	1,000	2,094

	Shares	Value
COMMON STOCKS (continued)
China (continued)
China Hongqiao Group, Ltd.	5,000	$ 3,016
China International Travel Service Corp., Ltd., A Shares	20,777	265,316
China Longyuan Power Group Corp., Ltd., H Shares	40,000	25,307
China Merchants Bank Co., Ltd., H Shares	52,000	267,264
China Petroleum & Chemical Corp., H Shares	148,000	89,078
China Resources Pharmaceutical Group, Ltd. (G)	23,500	21,804
China Telecom Corp., Ltd., H Shares	18,000	7,415
CITIC Bank Corp., Ltd., H Shares	107,000	64,126
CNOOC, Ltd.	69,000	114,759
Country Garden Services Holdings Co., Ltd.	7,149	24,083
Dali Foods Group Co., Ltd. (G)	50,500	37,394
Daqin Railway Co., Ltd., A Shares	4,100	4,832
Foshan Haitian Flavouring & Food Co., Ltd., A Shares	16,099	248,475
Fosun International, Ltd.	101,000	147,243
GF Securities Co., Ltd., H Shares	2,200	2,679
Glodon Co., Ltd., A Shares	48,599	237,075
Great Wall Motor Co., Ltd., A Shares	138,300	175,712
Gree Electric Appliances, Inc. of Zhuhai, A Shares	20,900	196,767
Guangzhou Automobile Group Co., Ltd., A Shares	100,699	168,995
Guangzhou Automobile Group Co., Ltd., H Shares	226,000	281,329
Guangzhou Baiyun International Airport Co., Ltd., A Shares	103,300	258,780
Guotai Junan Securities Co., Ltd., H Shares (G)	10,200	18,064
Haier Smart Home Co., Ltd., A Shares	73,800	206,598
Haitong Securities Co., Ltd., H Shares	31,600	37,349
Han’s Laser Technology Industry Group Co., Ltd., A Shares	55,698	319,842
Hangzhou Hikvision Digital Technology Co., Ltd., A Shares	231,500	1,088,090
Hangzhou Robam Appliances Co., Ltd., A Shares	45,400	220,362
Hangzhou Tigermed Consulting Co., Ltd., A Shares	28,498	258,359
Hansoh Pharmaceutical Group Co., Ltd. (F) (G)	2,000	6,648
Hengan International Group Co., Ltd.	38,500	274,213
Huadian Power International Corp., Ltd., H Shares	22,000	8,357
Huazhu Group, Ltd., ADR	7,538	302,048
Hundsun Technologies, Inc., A Shares	25,099	280,079
HUYA, Inc., ADR (B) (F)	761	13,660
Industrial & Commercial Bank of China, Ltd., H Shares	375,000	288,747
Inner Mongolia Yili Industrial Group Co., Ltd., A Shares	60,599	269,166
Inspur Electronic Information Industry Co., Ltd., A Shares	68,100	294,272
JD.com, Inc., ADR (F)	3,853	135,741
Jiangsu Hengrui Medicine Co., Ltd., A Shares	22,898	287,700
Kingdee International Software Group Co., Ltd.	627,000	626,815
Kingsoft Corp., Ltd. (B) (F)	112,000	290,338
Laobaixing Pharmacy Chain JSC, A Shares	23,400	215,265
Lenovo Group, Ltd.	406,000	272,497

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
China (continued)
LI Ning Co., Ltd.	99,000	$ 296,658
Momo, Inc., ADR	1,942	65,057
New Oriental Education & Technology Group, Inc., ADR (F)	3,293	399,276
Ping An Insurance Group Co. of China, Ltd., A Shares	20,900	256,416
Shanghai International Airport Co., Ltd., A Shares	19,798	223,824
Shanghai Jahwa United Co., Ltd., A Shares	50,200	222,977
Shenzhen Goodix Technology Co., Ltd., A Shares	1,200	35,540
Shenzhen Inovance Technology Co., Ltd., A Shares	65,800	289,434
Shenzhen Mindray Bio-Medical Electronics Co., Ltd., A Shares	9,499	248,054
Sinopec Engineering Group Co., Ltd., H Shares	39,500	23,622
Sinopec Shanghai Petrochemical Co., Ltd., H Shares	260,000	78,411
TAL Education Group, ADR (F)	6,987	336,773
Tencent Holdings, Ltd.	218,600	10,536,833
Tencent Music Entertainment Group, ADR (F)	3,096	36,347
Tsingtao Brewery Co., Ltd., A Shares	2,431	17,799
Tsingtao Brewery Co., Ltd., H Shares	10,000	67,182
Venustech Group, Inc., A Shares	58,100	281,921
Vipshop Holdings, Ltd., ADR (F)	3,998	56,652
Want Want China Holdings, Ltd.	752,000	702,560
Weichai Power Co., Ltd., H Shares	22,000	46,415
Wuhan Raycus Fiber Laser Technologies Co., Ltd., A Shares	18,787	317,715
WuXi AppTec Co., Ltd., A Shares	20,799	275,063
Wuxi Biologics Cayman, Inc. (F) (G)	23,500	297,508
Yanzhou Coal Mining Co., Ltd., H Shares	30,000	26,950
Yifeng Pharmacy Chain Co., Ltd., A Shares	22,800	239,662
Yonyou Network Technology Co., Ltd., A Shares	52,600	214,457
Yum China Holdings, Inc.	14,445	693,504
Zhejiang Expressway Co., Ltd., H Shares	30,000	27,335
Zhuzhou CRRC Times Electric Co., Ltd., H Shares	5,600	20,266
Zijin Mining Group Co., Ltd., H Shares	78,000	38,838
Zoomlion Heavy Industry Science and Technology Co., Ltd., H Shares	9,200	7,710

		38,339,687

Czech Republic - 0.0% (A)
CEZ AS	21,776	489,406

Denmark - 0.0% (A)
AP Moller - Maersk A/S, Class A	106	143,681
AP Moller - Maersk A/S, Class B	92	132,686
Novo Nordisk A/S, Class B	7,313	423,780

		700,147

Finland - 0.0% (A)
Nokia OYJ	11,122	41,139

France - 2.2%
BNP Paribas SA	21,943	1,300,329
Cie de Saint-Gobain	22,799	933,438
Credit Agricole SA	73,641	1,067,645
Danone SA	145,539	12,064,256

	Shares	Value
COMMON STOCKS (continued)
France (continued)
Dassault Aviation SA	1,652	$ 2,168,066
Eiffage SA	5,807	664,399
Electricite de France SA	1,744	19,422
EssilorLuxottica SA	12,817	1,952,373
Kering SA	131	85,991
L’Oreal SA	29	8,588
Renault SA	1,373	64,961
Safran SA	45,407	7,010,932
Sanofi	42,505	4,272,889
Schneider Electric SE	56	5,748
Societe Generale SA	32,605	1,134,312
Sodexo SA	35,125	4,162,579
Vivendi SA	458	13,265

		36,929,193

Germany - 1.6%
adidas AG	341	110,849
Fresenius SE & Co. KGaA	67,421	3,794,012
HeidelbergCement AG	186	13,516
Infineon Technologies AG	116,705	2,636,873
Knorr-Bremse AG	49,945	5,084,115
SAP SE	308	41,456
Siemens AG	110,066	14,373,688
Vonovia SE	14,344	770,407
Wirecard AG	503	60,653

		26,885,569

Hong Kong - 0.7%
Beijing Enterprises Holdings, Ltd.	13,000	59,642
Brilliance China Automotive Holdings, Ltd.	196,000	203,236
China Mengniu Dairy Co., Ltd. (F)	58,000	234,462
China Mobile, Ltd.	13,000	109,275
China Overseas Land & Investment, Ltd.	198,000	771,184
China Resources Cement Holdings, Ltd.	96,000	122,213
China Resources Power Holdings Co., Ltd.	44,000	61,774
China Taiping Insurance Holdings Co., Ltd.	2,800	6,942
China Unicom Hong Kong, Ltd.	10,000	9,420
CITIC, Ltd.	30,000	40,117
CK Infrastructure Holdings, Ltd.	75,500	537,258
CLP Holdings, Ltd.	55,500	583,326
Hang Lung Properties, Ltd.	300,000	658,342
HKT Trust & HKT, Ltd.	346,000	487,543
Hongkong Land Holdings, Ltd.	2,900	16,675
Hysan Development Co., Ltd.	74,000	290,120
Jardine Matheson Holdings, Ltd.	16,100	895,160
Kunlun Energy Co., Ltd.	38,000	33,551
Link, REIT	45,500	481,726
Power Assets Holdings, Ltd.	30,500	223,105
Sun Art Retail Group, Ltd.	35,000	42,446
Sun Hung Kai Properties, Ltd.	346,500	5,304,910
WH Group, Ltd. (G)	308,500	318,702
Wharf Real Estate Investment Co., Ltd.	48,000	292,904

		11,784,033

Indonesia - 0.1%
Bank Central Asia Tbk PT	335,400	806,639

Ireland - 0.1%
Accenture PLC, Class A	8,210	1,728,780
Medtronic PLC	5,710	647,799

		2,376,579

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Italy - 1.3%
Enel SpA	1,088,410	$ 8,646,137
Intesa Sanpaolo SpA	314,657	828,866
RAI Way SpA (G)	308,576	2,122,199
Snam SpA	94,659	497,698
UniCredit SpA	697,290	10,192,261

		22,287,161

Japan - 4.0%
Aeon Co., Ltd.	1,200	24,764
AGC, Inc. (B)	2,600	92,971
Ajinomoto Co., Inc.	317,600	5,287,183
Alfresa Holdings Corp.	16,300	331,135
Astellas Pharma, Inc.	259,000	4,421,125
Canon Marketing Japan, Inc.	14,900	344,767
Daikin Industries, Ltd.	18,800	2,652,488
Daiwa House Industry Co., Ltd.	800	24,765
Denso Corp.	53,900	2,434,250
Dowa Holdings Co., Ltd.	7,600	282,125
East Japan Railway Co.	64,400	5,812,868
FamilyMart Co., Ltd.	1,500	35,925
FUJIFILM Holdings Corp.	1,600	76,409
Hitachi, Ltd.	2,200	92,831
Hoya Corp.	53,500	5,107,215
Japan Airlines Co., Ltd.	221,500	6,896,597
Japan Aviation Electronics Industry, Ltd.	17,600	355,077
Kamigumi Co., Ltd.	14,600	320,935
KDDI Corp. (H)	28,100	838,401
Keyence Corp.	1,900	667,163
Kinden Corp.	56,800	882,527
Kyocera Corp.	300	20,447
Kyowa Kirin Co., Ltd.	1,200	28,272
Mabuchi Motor Co., Ltd.	10,400	392,658
Maeda Road Construction Co., Ltd.	14,800	361,322
Medipal Holdings Corp.	18,800	414,923
Mitsubishi Estate Co., Ltd. (H)	48,100	920,387
Mitsubishi Heavy Industries, Ltd.	3,800	147,352
Murata Manufacturing Co., Ltd.	68,600	4,222,232
NEC Corp.	2,000	82,769
Nippo Corp.	13,400	287,940
Nippon Telegraph & Telephone Corp. (H)	29,400	743,046
Nissan Motor Co., Ltd.	500	2,897
NTT Data Corp.	800	10,699
Okumura Corp.	17,100	470,114
Olympus Corp.	700	10,789
Otsuka Holdings Co., Ltd.	2,600	115,893
Recruit Holdings Co., Ltd.	500	18,728
Seino Holdings Co., Ltd.	20,500	276,967
Sekisui House, Ltd.	2,300	49,116
Seven & i Holdings Co., Ltd. (H)	7,400	271,250
Shin-Etsu Chemical Co., Ltd.	48,800	5,366,684
Shionogi & Co., Ltd.	300	18,558
Sompo Holdings, Inc.	600	23,562
Sony Corp.	200	13,580
Stanley Electric Co., Ltd.	9,400	271,484
Subaru Corp. (H)	133,600	3,309,249
Suzuken Co., Ltd.	7,700	313,836
Suzuki Motor Corp. (H)	107,500	4,487,258
Sysmex Corp.	100	6,808

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Toagosei Co., Ltd.	52,900	$ 609,888
Toda Corp.	72,500	478,558
Tokyo Gas Co., Ltd.	63,300	1,538,120
Tokyo Steel Manufacturing Co., Ltd.	71,300	515,258
Toyota Industries Corp. (H)	51,000	2,934,543
TV Asahi Holdings Corp.	23,900	441,306
Yamato Kogyo Co., Ltd.	7,900	197,808
Z Holdings Corp.	8,700	36,732

		66,392,554

Malaysia - 0.0% (A)
Malaysia Airports Holdings Bhd.	120,400	223,699

Mexico - 0.0% (A)
America Movil SAB de CV, Series L	85,422	68,220

Netherlands - 2.0%
ABN AMRO Bank NV, CVA (G)	233,382	4,246,146
Adyen NV (F) (G)	1,421	1,165,167
ASML Holding NV	13,527	4,001,182
ING Groep NV	623,720	7,477,610
Koninklijke Ahold Delhaize NV	3,444	86,129
Koninklijke Philips NV	217,210	10,603,406
NXP Semiconductors NV	18,633	2,371,236
Royal Dutch Shell PLC, A Shares	35,262	1,034,914
Royal Dutch Shell PLC, A Shares	4,812	142,458
Royal Dutch Shell PLC, A Shares, ADR	32,954	1,943,627
Royal Dutch Shell PLC, B Shares	3,324	98,605

		33,170,480

Poland - 0.0% (A)
Polski Koncern Naftowy Orlen SA	224	5,067

Portugal - 0.0% (A)
Jeronimo Martins SGPS SA	31,325	515,288

Republic of Korea - 0.3%
Hana Financial Group, Inc.	3,020	96,060
Hyundai Mobis Co., Ltd.	214	47,345
Industrial Bank of Korea	427	4,353
Kakao Corp.	2,275	301,311
KB Financial Group, Inc.	1,924	79,265
Kia Motors Corp.	403	15,391
KT&G Corp.	17,690	1,431,254
LG Chem, Ltd.	1,974	540,983
LG Electronics, Inc.	2,408	149,578
LG Uplus Corp.	7,606	93,290
NCSoft Corp.	1,380	643,915
POSCO	2,803	569,748
S-Oil Corp.	3,268	268,407
Samsung SDI Co., Ltd.	74	15,075
Shinhan Financial Group Co., Ltd.	3,811	142,885
SK Telecom Co., Ltd.	1,952	402,206
Woongjin Coway Co., Ltd.	5,454	439,074

		5,240,140

Republic of South Africa - 0.0% (A)
Aspen Pharmacare Holdings, Ltd. (F)	8,945	76,140
Discovery, Ltd.	508	4,375
Kumba Iron Ore, Ltd. (B)	2,014	59,970
MTN Group, Ltd.	1,796	10,578
Old Mutual, Ltd.	50,526	70,923

		221,986

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Singapore - 0.5%
CapitaLand, Ltd.	2,262,100	$ 6,307,205
ComfortDelGro Corp., Ltd.	289,000	511,409
DBS Group Holdings, Ltd.	13,200	253,999
Singapore Telecommunications, Ltd.	204,300	511,908
United Overseas Bank, Ltd.	53,300	1,046,621

		8,631,142

Spain - 0.4%
Cellnex Telecom SA (F) (G)	163,167	7,022,647
Repsol SA	6,541	102,205
Telefonica SA	12,889	90,027

		7,214,879

Sweden - 0.0% (A)
Assa Abloy AB, B Shares	2,321	54,255
Atlas Copco AB, B Shares	1,422	49,373
Hennes & Mauritz AB, B Shares	5,008	102,151
Telefonaktiebolaget LM Ericsson, B Shares	9,500	83,009

		288,788

Switzerland - 1.3%
Chubb, Ltd.	29,710	4,624,659
Cie Financiere Richemont SA	5,956	465,467
Glencore PLC (F)	1,037	3,233
LafargeHolcim, Ltd. (F)	2,587	143,520
Nestle SA	96,086	10,402,769
Novartis AG	467	44,220
Roche Holding AG	20,731	6,737,630

		22,421,498

Taiwan - 1.2%
Cathay Financial Holding Co., Ltd.	384,000	545,058
Chunghwa Telecom Co., Ltd.	130,000	477,032
Far EasTone Telecommunications Co., Ltd.	148,000	355,966
Formosa Chemicals & Fibre Corp.	130,000	379,458
Formosa Petrochemical Corp.	99,000	321,997
Formosa Plastics Corp.	139,000	462,761
Fubon Financial Holding Co., Ltd.	452,000	699,630
Globalwafers Co., Ltd.	3,000	38,279
Hon Hai Precision Industry Co., Ltd.	281,520	852,721
MediaTek, Inc.	6,000	88,768
Nan Ya Plastics Corp.	177,000	429,850
Taiwan Mobile Co., Ltd.	139,000	519,331
Taiwan Semiconductor Manufacturing Co., Ltd.	1,199,000	13,239,117
Uni-President Enterprises Corp.	268,000	663,362
Yageo Corp.	22,000	320,713

		19,394,043

Thailand - 0.2%
Advanced Info Service PCL	107,000	761,075
Intouch Holdings PCL, F Shares	321,800	615,811
PTT Global Chemical PCL	284,400	541,194
Siam Cement PCL	36,400	470,558
Thai Beverage PCL	371,600	245,901
Thai Oil PCL	163,800	381,423

		3,015,962

Turkey - 0.0% (A)
BIM Birlesik Magazalar AS	1,919	15,051
Tupras Turkiye Petrol Rafinerileri AS	1,428	30,437

		45,488

	Shares	Value
COMMON STOCKS (continued)
United Arab Emirates - 0.1%
NMC Health PLC (B)	77,617	$ 1,816,678

United Kingdom - 1.5%
AstraZeneca PLC	33,328	3,358,206
Berkeley Group Holdings PLC	13,455	865,995
Coca-Cola European Partners PLC	1,327	67,518
Ferguson PLC	49,407	4,482,948
Fiat Chrysler Automobiles NV	8,946	132,638
GlaxoSmithKline PLC	2,074	48,873
HSBC Holdings PLC	626,185	4,909,482
RELX PLC	3,542	89,401
Rio Tinto PLC	25	1,491
Rolls-Royce Holdings PLC (F)	6,924	62,660
Vodafone Group PLC	5,879,046	11,428,764
Willis Towers Watson PLC	204	41,196

		25,489,172

United States - 36.7%
Abbott Laboratories	33,252	2,888,269
AbbVie, Inc.	68,731	6,085,443
Adobe, Inc. (F)	9,890	3,261,821
AES Corp.	7,837	155,956
Agilent Technologies, Inc.	78,363	6,685,148
Air Products & Chemicals, Inc.	46,540	10,936,435
Alexion Pharmaceuticals, Inc. (F)	426	46,072
Ally Financial, Inc.	3,028	92,536
Alphabet, Inc., Class C (F)	19,744	26,398,123
Altria Group, Inc.	3,010	150,229
Amazon.com, Inc. (F) (I)	13,260	24,502,358
American Tower Corp., REIT	4,193	963,635
Ameriprise Financial, Inc.	1,125	187,403
Amgen, Inc.	1,348	324,962
Anthem, Inc.	47,062	14,214,136
Apple, Inc.	87,477	25,687,621
Applied Materials, Inc.	57,494	3,509,434
Autodesk, Inc. (F)	43,288	7,941,616
AutoZone, Inc. (F)	195	232,305
Bank of America Corp.	397,034	13,983,537
Bank of New York Mellon Corp.	212	10,670
Baxter International, Inc.	7,560	632,167
Becton Dickinson and Co.	32,823	8,926,871
Berkshire Hathaway, Inc., Class B (F)	8,806	1,994,559
Biogen, Inc. (F)	315	93,470
Booking Holdings, Inc. (F)	70	143,761
Bristol-Myers Squibb Co.	92,998	5,969,542
Broadcom, Inc.	9	2,844
Capital One Financial Corp.	1,297	133,474
Cardinal Health, Inc.	823	41,627
Centene Corp. (F)	106	6,664
Cerner Corp.	1,399	102,673
CH Robinson Worldwide, Inc.	9,360	731,952
Charles Schwab Corp.	87,191	4,146,804
Charter Communications, Inc., Class A (F) (I)	20,471	9,930,073
Chevron Corp.	1,234	148,709
Cigna Corp. (F)	366	74,843
Cintas Corp.	527	141,805
Cisco Systems, Inc.	45,470	2,180,741
Citigroup, Inc.	87,999	7,030,240
Citrix Systems, Inc.	38,162	4,232,166

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Colgate-Palmolive Co.	142,024	$ 9,776,932
Comcast Corp., Class A (I)	379,461	17,064,361
ConocoPhillips	1,826	118,745
Corning, Inc.	24,825	722,656
Costco Wholesale Corp.	692	203,393
CSX Corp.	2,824	204,345
Cummins, Inc.	788	141,020
D.R. Horton, Inc.	113,470	5,985,542
Dell Technologies, Inc., Class C (F)	1,437	73,847
Delta Air Lines, Inc.	3,090	180,703
Discover Financial Services	2,111	179,055
Dollar Tree, Inc. (F)	24,017	2,258,799
Dover Corp.	29,347	3,382,535
Dow, Inc. (F)	30,484	1,668,389
Dropbox, Inc., Class A (F)	140,350	2,513,669
DuPont de Nemours, Inc.	83,327	5,349,593
Eaton Corp. PLC	525	49,728
eBay, Inc.	4,352	157,151
Edwards Lifesciences Corp. (F)	1,249	291,379
Emerson Electric Co.	154,806	11,805,506
EOG Resources, Inc.	278	23,285
Estee Lauder Cos., Inc., Class A	405	83,649
Exelon Corp.	16,191	738,148
Expedia Group, Inc.	1,361	147,179
Exxon Mobil Corp.	7,939	553,983
Facebook, Inc., Class A (F)	48,641	9,983,565
Fieldwood Energy, Inc. (E) (F)	9,869	179,290
Fifth Third Bancorp	6,176	189,850
FleetCor Technologies, Inc. (F)	33,062	9,512,599
Ford Motor Co.	4,422	41,125
Fortune Brands Home & Security, Inc.	8,081	528,013
Franklin Resources, Inc.	2,984	77,524
General Electric Co.	6,292	70,219
General Motors Co.	2,615	95,709
Gilead Sciences, Inc.	85,371	5,547,408
Global Payments, Inc.	3,903	712,532
Goldman Sachs Group, Inc.	515	118,414
Hartford Financial Services Group, Inc.	16,871	1,025,251
HCA Healthcare, Inc.	47,049	6,954,313
Hess Corp.	21,318	1,424,256
Hewlett Packard Enterprise Co.	7,678	121,773
Home Depot, Inc.	34,279	7,485,848
Honeywell International, Inc.	1,011	178,947
HP, Inc.	3,519	72,315
Humana, Inc.	43	15,760
Huntsman Corp.	4,215	101,834
Incyte Corp. (F)	316	27,593
Intel Corp.	5,739	343,479
Intuit, Inc.	7,223	1,891,920
Intuitive Surgical, Inc. (F)	250	147,788
Johnson & Johnson	79,779	11,637,363
JPMorgan Chase & Co.	110,617	15,420,010
KLA Corp.	1,518	270,462
Kroger Co.	5,114	148,255
L3 Harris Technologies, Inc.	226	44,719
Lam Research Corp.	463	135,381
Lear Corp.	639	87,671
Lennar Corp., Class A	93,120	5,195,165

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Liberty Broadband Corp., Class C (F)	25,616	$ 3,221,212
Liberty Media Corp. - Liberty SiriusXM, Class A (F)	34,392	1,662,509
Liberty Media Corp. - Liberty SiriusXM, Class C (F)	57,629	2,774,260
Lockheed Martin Corp.	166	64,637
Lowe’s Cos., Inc.	55,601	6,658,776
LyondellBasell Industries NV, Class A	24,741	2,337,530
Marathon Petroleum Corp.	37,659	2,268,955
Marsh & McLennan Cos., Inc.	87,479	9,746,035
Marvell Technology Group, Ltd.	47,964	1,273,924
Masco Corp.	21,659	1,039,415
Mastercard, Inc., Class A	9,620	2,872,436
McDonald’s Corp.	38,464	7,600,871
McKesson Corp.	1,012	139,980
Merck & Co., Inc.	108,736	9,889,539
Micron Technology, Inc. (F)	40,345	2,169,754
Microsoft Corp.	181,342	28,597,633
Mondelez International, Inc., Class A	13,156	724,632
Monster Beverage Corp. (F)	1,250	79,438
Morgan Stanley	178,026	9,100,689
Motorola Solutions, Inc.	8,047	1,296,694
Newmont Goldcorp Corp.	120,601	5,240,113
NextEra Energy, Inc.	43,989	10,652,376
NIKE, Inc., Class B	1,776	179,927
Northrop Grumman Corp.	295	101,471
NVIDIA Corp.	14,436	3,396,791
Omnicom Group, Inc.	5,907	478,585
ONEOK, Inc.	140,075	10,599,475
Oracle Corp.	74,441	3,943,884
Packaging Corp. of America	965	108,070
PayPal Holdings, Inc. (F)	18,107	1,958,634
Peloton Interactive, Inc., Class A (B) (F)	23,164	657,858
PepsiCo, Inc.	8,994	1,229,210
Pfizer, Inc.	214,710	8,412,338
Philip Morris International, Inc.	4,600	391,414
Phillips 66	1,358	151,295
Pioneer Natural Resources Co.	9,525	1,441,799
PPG Industries, Inc.	38,246	5,105,459
Procter & Gamble Co.	3,836	479,116
Progressive Corp.	142	10,279
Prudential Financial, Inc.	1,206	113,050
PTC, Inc. (F)	7,502	561,825
QUALCOMM, Inc.	25,955	2,290,010
Raytheon Co.	69,918	15,363,781
Regeneron Pharmaceuticals, Inc. (F)	87	32,667
Regions Financial Corp.	175,638	3,013,948
Reinsurance Group of America, Inc.	1,234	201,216
Rockwell Automation, Inc.	596	120,791
Ross Stores, Inc.	1,648	191,860
Royal Caribbean Cruises, Ltd.	22,768	3,039,756
salesforce.com, Inc. (F)	43,581	7,088,014
Schlumberger, Ltd.	11,011	442,642
ServiceNow, Inc. (F)	10,613	2,996,262
Simply Good Foods Co. (F)	17,519	499,992
Square, Inc., Class A (F)	234	14,639
Starbucks Corp.	2,051	180,324
Stryker Corp.	4,232	888,466

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Sysco Corp.	1,530	$ 130,876
Target Corp.	31,887	4,088,232
Tesla, Inc. (F)	2,388	998,972
Texas Instruments, Inc.	23,953	3,072,930
Thermo Fisher Scientific, Inc.	14,283	4,640,118
TJX Cos., Inc.	99,421	6,070,646
Travelers Cos., Inc.	5,921	810,881
Truist Financial Corp.	125,205	7,051,546
Uber Technologies, Inc. (F)	226,223	6,727,872
Union Pacific Corp.	42,359	7,658,084
United Airlines Holdings, Inc. (F)	2,096	184,637
United Parcel Service, Inc., Class B	509	59,584
United Rentals, Inc. (F)	427	71,211
United Technologies Corp.	66,649	9,981,354
UnitedHealth Group, Inc.	53,035	15,591,229
US Bancorp	22,033	1,306,337
Valero Energy Corp.	1,429	133,826
VeriSign, Inc. (F)	1,139	219,463
Verizon Communications, Inc.	14,706	902,948
Visa, Inc., Class A	16,069	3,019,365
Vistra Energy Corp.	34,532	793,891
VMware, Inc., Class A (F)	932	141,468
Walmart, Inc.	70,137	8,335,081
Walt Disney Co.	1,590	229,962
Wells Fargo & Co.	16,192	871,130
Western Digital Corp.	1,806	114,627
Weyerhaeuser Co., REIT	38,206	1,153,821
Williams Cos., Inc.	236,976	5,621,071
Workday, Inc., Class A (F)	9	1,480
Wyndham Destinations, Inc.	2,674	138,219
Xcel Energy, Inc.	1,527	96,949
Xilinx, Inc.	25,777	2,520,217
Yum! Brands, Inc.	1,546	155,729
Zoetis, Inc.	1,393	184,364

		616,557,013

Total Common Stocks (Cost $826,154,685)		975,381,067

CONVERTIBLE PREFERRED STOCK - 0.0% (A)
United States - 0.0%
Wells Fargo & Co., Series L, 7.50%	505	732,250

Total Convertible Preferred Stock (Cost $602,854)		732,250

PREFERRED STOCKS - 0.6%
Brazil - 0.1%
Banco Bradesco SA, 5.73% (J)	364	3,289
Itau Unibanco Holding SA, 5.02% (J)	97,594	903,910

		907,199

Germany - 0.3%
Henkel AG & Co. KGaA, 1.96% (J)	47,790	4,936,729

	Shares	Value

PREFERRED STOCKS (continued)
United States - 0.2%
Citigroup Capital XIII, 3-Month LIBOR + 6.37%, 8.31% (K)	49,924	$ 1,387,887
GMAC Capital Trust I, Series 2, 3-Month LIBOR + 5.79%, 7.69% (K)	54,841	1,428,608
Palantir Technologies, Inc., 0.00% (C) (D) (E)	212,750	1,259,480

		4,075,975

Total Preferred Stocks (Cost $9,672,719)		9,919,903

EXCHANGE-TRADED FUNDS - 1.9%
United States - 1.9%
Financial Select Sector SPDR Fund	70,346	2,165,250
Industrial Select Sector SPDR Fund	25,714	2,094,919
iShares China Large-Cap ETF (B)	38,995	1,701,352
iShares MSCI Emerging Markets ETF	93,868	4,211,857
iShares Russell 2000 ETF	17,000	2,816,390
iShares S&P 500 Value ETF	16,556	2,153,770
SPDR Gold Shares (F)	76,000	10,860,400
SPDR S&P 500 ETF Trust	16,571	5,333,542

Total Exchange-Traded Funds (Cost $30,826,585)		31,337,480

RIGHT - 0.0% (A)
Spain - 0.0% (A)
Repsol SA, (F) Exercise Price EUR 0.42, Expiration Date 01/21/2020	6,541	3,104

Total Right (Cost $3,089)		3,104

	Principal	Value
CONVERTIBLE BONDS - 0.1%
India - 0.0% (A)
REI Agro, Ltd.
5.50%, 11/13/2014 (E) (F) (G) (L)	$ 697,000	2,133
5.50%, 11/13/2014 (F) (M) (N)	259,000	792

		2,925

Netherlands - 0.0% (A)
Bio City Development Co. BV 8.00%, 07/06/2020 (C) (D) (E) (F) (G) (N)	2,400,000	318,000

Singapore - 0.1%
CapitaLand, Ltd. 1.95%, 10/17/2023 (G)	SGD 1,250,000	938,937

Total Convertible Bonds (Cost $3,312,195)		1,259,862

CORPORATE DEBT SECURITIES - 4.4%
Australia - 0.2%
Quintis Australia Pty, Ltd.
PIK Rate 8.00%, Cash Rate 7.50%, 10/01/2026 (B) (C) (D) (E) (G) (O) (P)	$ 194,809	194,809

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Australia (continued)
PIK Rate 0.00%, Cash Rate 12.00%, 10/01/2028 (B) (C) (D) (E) (G) (O) (P)	$ 3,336,317	$ 3,336,317

		3,531,126

France - 0.1%
Danone SA 2.59%, 11/02/2023 (G)	1,294,000	1,314,518

Japan - 0.2%
Mitsubishi UFJ Financial Group, Inc. 3.78%, 03/02/2025	476,000	508,551
Sumitomo Mitsui Financial Group, Inc. 3.94%, 10/16/2023	2,439,000	2,587,741

		3,096,292

Luxembourg - 0.1%
Allergan Funding SCS 3.45%, 03/15/2022	1,105,000	1,130,376
Intelsat Jackson Holdings SA 8.00%, 02/15/2024 (G)	339,000	347,899

		1,478,275

Netherlands - 0.1%
ING Groep NV
4.10%, 10/02/2023	1,635,000	1,738,498
Fixed until 04/16/2020 (Q), 6.00% (K)	595,000	598,154

		2,336,652

Switzerland - 0.0% (A)
UBS Group AG 4.13%, 09/24/2025 (G)	765,000	832,356

United Kingdom - 0.4%
Ellaktor Value PLC 6.38%, 12/15/2024 (G)	EUR 1,175,000	1,364,391
HSBC Holdings PLC
Fixed until 03/13/2022, 3.26% (K), 03/13/2023	$ 562,000	574,848
Fixed until 09/17/2024 (Q), 6.38% (K)	2,107,000	2,267,659
Lloyds Bank PLC Fixed until 01/21/2029 (Q), 13.00% (K), 01/22/2029, MTN	GBP 1,165,000	2,790,296

		6,997,194

United States - 3.3%
Allergan Sales LLC 5.00%, 12/15/2021 (G)	$ 571,000	597,226
American Express Co. Fixed until 03/15/2020 (Q), 4.90% (K)	754,000	756,828
Apple, Inc.
3.20%, 05/11/2027	1,597,000	1,685,171
3.35%, 02/09/2027	1,972,000	2,100,547
AvalonBay Communities, Inc. 3.50%, 11/15/2024, MTN	229,000	242,009
Bank of America Corp.
4.00%, 01/22/2025, MTN	573,000	611,217
4.13%, 01/22/2024, MTN	1,372,000	1,474,813
Becton Dickinson and Co.
2.89%, 06/06/2022	1,274,000	1,295,216
3.13%, 11/08/2021	1,039,000	1,059,187
BP Capital Markets America, Inc. 3.79%, 02/06/2024	937,000	997,237

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Broadcom, Inc. 3.13%, 04/15/2021 (G)	$ 1,813,000	$ 1,835,011
Capital One Financial Corp.
3.20%, 01/30/2023	785,000	807,128
3.30%, 10/30/2024	548,000	570,739
Cigna Corp.
3.40%, 09/17/2021	1,454,000	1,488,403
3.75%, 07/15/2023	1,238,000	1,298,409
Citigroup, Inc.
Fixed until 04/24/2024, 3.35% (K), 04/24/2025	1,844,000	1,919,244
Fixed until 03/27/2020 (Q), 5.88% (K)	2,409,000	2,421,045
Fixed until 08/15/2020 (Q), 5.95% (K)	1,029,000	1,052,904
Comcast Corp. 3.70%, 04/15/2024	2,237,000	2,385,971
CSC Holdings LLC 5.50%, 05/15/2026 (G)	292,000	309,152
CVS Health Corp. 3.70%, 03/09/2023	2,481,000	2,586,036
Energy Transfer Operating, LP 4.05%, 03/15/2025	358,000	376,394
Enterprise Products Operating LLC
3.35%, 03/15/2023	960,000	993,261
3.90%, 02/15/2024	228,000	241,948
Frontier Communications Corp. 8.00%, 04/01/2027 (G)	293,000	306,185
Goldman Sachs Group, Inc.
Fixed until 06/05/2022, 2.91% (K), 06/05/2023	1,072,000	1,089,674
3.63%, 02/20/2024	1,250,000	1,312,186
Fixed until 05/10/2020 (Q), 5.38% (K)	1,138,000	1,152,077
Home Depot, Inc. 2.95%, 06/15/2029	212,000	220,587
Hughes Satellite Systems Corp. 7.63%, 06/15/2021	203,000	216,895
iHeartCommunications, Inc.
6.38%, 05/01/2026	959,905	1,041,497
8.38%, 05/01/2027	338,745	374,313
JPMorgan Chase & Co. Fixed until 12/05/2023, 4.02% (K), 12/05/2024	1,430,000	1,525,055
Marsh & McLennan Cos., Inc. 4.38%, 03/15/2029	270,000	307,838
McDonald’s Corp. 3.35%, 04/01/2023, MTN	667,000	694,750
Morgan Stanley
Fixed until 07/22/2024, 2.72% (K), 07/22/2025, MTN	980,000	992,390
3.88%, 04/29/2024	834,000	886,607
3-Month LIBOR + 3.61%, 5.61% (K), 04/15/2020 (Q)	846,000	853,445
NBCUniversal Enterprise, Inc. 5.25%, 03/19/2021 (G) (Q)	886,000	914,795
NextEra Energy Capital Co. 2.90%, 04/01/2022	766,000	781,791
ONEOK Partners, LP 4.90%, 03/15/2025	780,000	859,111

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
ONEOK, Inc. 2.75%, 09/01/2024 (B)	$ 465,000	$ 469,417
PayPal Holdings, Inc. 2.65%, 10/01/2026	255,000	258,582
Prudential Financial, Inc.
Fixed until 06/15/2023, 5.63% (K), 06/15/2043	428,000	460,100
Fixed until 09/15/2022, 5.88% (K), 09/15/2042	645,000	693,375
QUALCOMM, Inc. 2.90%, 05/20/2024	1,396,000	1,443,663
TransDigm, Inc. 6.25%, 03/15/2026 (G)	2,905,000	3,144,982
USB Capital IX 3-Month LIBOR + 1.02%, 3.50% (K), 01/31/2020 (Q)	318,000	278,250
Verizon Communications, Inc. 3.50%, 11/01/2024	1,192,000	1,264,082
Vistra Operations Co. LLC 5.63%, 02/15/2027 (G)	1,006,000	1,060,072
Walgreen Co. 3.10%, 09/15/2022	588,000	600,286
Wells Fargo & Co.
3.07%, 01/24/2023	226,000	230,664
3.75%, 01/24/2024, MTN	724,000	765,504
Wells Fargo Bank NA 3.55%, 08/14/2023	847,000	887,718
Williams Cos., Inc. 3.70%, 01/15/2023	649,000	672,208

		54,863,195

Total Corporate Debt Securities (Cost $71,936,559)		74,449,608

FOREIGN GOVERNMENT OBLIGATIONS - 5.7%
Argentina - 0.2%
Argentina Republic Government International Bond
3.38%, 01/15/2023	EUR 900,000	451,462
5.25%, 01/15/2028 (M)	250,000	120,498
5.88%, 01/11/2028	$ 2,612,000	1,227,640
6.88%, 01/26/2027	2,570,000	1,278,575
7.82%, 12/31/2033	EUR 987,994	638,564

		3,716,739

Australia - 0.2%
Australia Government Bond 3.00%, 03/21/2047 (M)	AUD 4,571,000	3,885,882

Brazil - 0.5%
Brazil Notas do Tesouro Nacional Series F, 10.00%, 01/01/2023	BRL 29,455,000	8,137,155

Canada - 1.4%
Canada Government Bond
0.75%, 03/01/2021	CAD 3,590,000	2,733,078
1.50%, 09/01/2024	26,926,000	20,588,214

		23,321,292

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Indonesia - 0.2%
Indonesia Treasury Bond 8.25%, 05/15/2029	IDR 43,913,000,000	$ 3,409,920

Italy - 1.3%
Italy Buoni Poliennali del Tesoro
3.00%, 08/01/2029 (M)	EUR 10,717,000	13,844,884
3.85%, 09/01/2049 (M)	4,915,000	7,134,607

		20,979,491

Japan - 0.4%
Japan Government Thirty Year Bond 0.40%, 09/20/2049	JPY 636,050,000	5,825,107

Mexico - 0.2%
Mexico Bonos
8.00%, 09/05/2024	MXN 35,765,900	1,984,636
10.00%, 12/05/2024	33,635,600	2,019,097

		4,003,733

Republic of South Africa - 0.2%
Republic of South Africa Government Bond 8.00%, 01/31/2030	ZAR 58,301,726	3,883,503

Russian Federation - 0.1%
Russian Federal Bond - OFZ 6.90%, 05/23/2029	RUB 108,154,000	1,836,708

Spain - 1.0%
Spain Government Bond
2.70%, 10/31/2048 (M)	EUR 3,722,000	5,539,973
0.60%, 10/31/2029, MTN (M)	10,331,000	11,737,910

		17,277,883

Total Foreign Government Obligations (Cost $98,118,695)		96,277,413

LOAN ASSIGNMENTS - 0.4%
France - 0.1%
Casino Guichard-Perrachon Term Loan B, 3-Month EURIBOR + 5.50%, 5.50% (K), 01/31/2024	1,667,000	1,891,517

Netherlands - 0.2%
Ziggo BV Term Loan H, 3-Month EURIBOR + 3.00%, 3.00% (K), 01/31/2029	2,926,200	3,278,672

United States - 0.1%
Fieldwood Energy LLC
1st Lien Term Loan,
3-Month LIBOR + 5.25%, 7.18% (K), 04/11/2022	$ 249,657	208,047
2nd Lien Term Loan,
3-Month LIBOR + 7.25%, 9.18% (K), 04/11/2023	337,037	186,494
Hilton Worldwide Finance LLC Term Loan B2, 1-Month LIBOR + 1.75%, 3.54% (K), 06/22/2026	1,493,351	1,502,529

		1,897,070

Total Loan Assignments (Cost $7,147,762)		7,067,259

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value
MORTGAGE-BACKED SECURITIES - 0.1%
United States - 0.1%
BX Trust
Series 2019-OC11, Class D,
4.08%, 12/09/2041 (G)	$ 576,000	$ 585,978
Series 2019-OC11, Class E,
4.08%, 12/09/2041 (G)	807,000	780,364

Total Mortgage-Backed Securities (Cost $1,367,684)		1,366,342

U.S. GOVERNMENT AGENCY OBLIGATION - 3.2%
Uniform Mortgage-Backed Security 3.00%, TBA (H)	52,633,354	53,381,735

Total U.S. Government Agency Obligation (Cost $53,299,495)		53,381,735

U.S. GOVERNMENT OBLIGATIONS - 10.1%
U.S. Treasury - 4.8%
U.S. Treasury Bond
2.25%, 08/15/2049 (B)	2,231,600	2,170,928
2.38%, 11/15/2049	7,381,900	7,378,151
U.S. Treasury Note
1.63%, 10/31/2026	27,683,200	27,338,241
1.75%, 11/15/2020	5,600,000	5,604,813
1.75%, 11/15/2029 (B) (I)	30,524,800	30,088,391
2.38%, 05/15/2029 (I)	8,579,500	8,923,686

		81,504,210

U.S. Treasury Inflation-Protected Securities - 5.3%
U.S. Treasury Inflation-Indexed Bond
0.13%, 10/15/2024	8,917,005	8,968,331
0.50%, 04/15/2024	70,970,862	72,118,230
U.S. Treasury Inflation-Indexed Note 0.63%, 04/15/2023	7,088,210	7,197,908

		88,284,469

Total U.S. Government Obligations (Cost $170,089,205)		169,788,679

SHORT-TERM FOREIGN GOVERNMENT OBLIGATIONS - 3.7%
Japan - 3.7%
Japan Treasury Discount Bill 0.00% (J) (R), 01/08/2020 - 02/10/2020	JPY 6,747,350,000	62,104,082

Total Short-Term Foreign Government Obligations (Cost $62,254,003)		62,104,082

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 13.6%
U.S. Treasury Bill
1.49% (J), 01/21/2020 (B)	$ 12,000,000	11,990,233
1.51% (J), 03/12/2020	10,000,000	9,970,712
1.53% (J), 01/30/2020 (B)	3,175,000	3,171,144
1.55% (J), 01/14/2020 - 04/30/2020	41,750,000	41,598,525
1.56% (J), 02/04/2020 - 05/14/2020	64,000,000	63,728,265
1.57% (J), 01/02/2020 (B)	2,965,000	2,964,873
1.57% (J), 03/26/2020 - 05/28/2020	19,000,000	18,890,380
1.60% (J), 04/16/2020	15,000,000	14,930,879

	Principal	Value

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Bill (continued)
1.64% (J), 01/16/2020 - 04/16/2020	$ 19,000,000	$ 18,958,947
1.65% (J), 01/09/2020 (B)	2,910,000	2,908,949
1.66% (J), 01/23/2020	6,000,000	5,994,005
1.73% (J), 01/02/2020	6,750,000	6,749,681
1.87% (J), 01/16/2020 - 02/06/2020	13,000,000	12,979,363
2.07% (J), 01/23/2020	14,000,000	13,982,701

Total Short-Term U.S. Government Obligations (Cost $228,818,657)		228,818,657

	Shares	Value
OTHER INVESTMENT COMPANY - 2.2%
Securities Lending Collateral - 2.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.56% (J)	36,874,322	36,874,322

Total Other Investment Company (Cost $36,874,322)		36,874,322

	Principal	Value
REPURCHASE AGREEMENTS - 0.1%
Fixed Income Clearing Corp., 0.85% (J), dated 12/31/2019, to be repurchased at $1,622,218 on 01/02/2020. Collateralized by a U.S. Government Obligation, 2.75%, due 09/15/2021, and with a value of $1,658,931.	$ 1,622,141	1,622,141
State Street Bank & Trust Co., 0.05% (J), dated 12/31/2019, to be repurchased at $440,004 on 01/02/2020. Collateralized by a U.S. Government Obligation, 2.00%, due 08/31/2021, and with a value of $448,803.	440,003	440,003

Total Repurchase Agreements (Cost $2,062,144)		2,062,144

Total Investments Excluding Options/Swaptions Purchased (Cost $1,602,540,653)		1,750,823,907
Total Options/Swaptions Purchased - 0.3% (Cost $7,149,133)		6,175,509

Total Investments Before Securities Sold Short (Cost $1,609,689,786)		1,756,999,416

	Shares	Value
SECURITIES SOLD SHORT - (0.2)%
COMMON STOCKS - (0.2)%
Entertainment - (0.0)% (A)
Netflix, Inc.	(2,646)	(856,166)

Hotels, Restaurants & Leisure - (0.1)%
TUI AG	(75,167)	(949,663)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

Shares		Value
SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)
Industrial Conglomerates - (0.1)%
3M Co.	(9,777)	$ (1,724,858)

Total Common Stocks (Proceeds $(3,475,505))		(3,530,687)

Total Securities Sold Short (Proceeds $(3,475,505))		(3,530,687)

Net Other Assets (Liabilities), Net of Securities Sold Short - (4.2)%		(71,068,615)

Net Assets - 100.0%		$ 1,682,400,114

EXCHANGE-TRADED OPTIONS PURCHASED:

Description	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Call - BP PLC	USD	39.00	04/17/2020	USD	1,664,334	441	$35,113	$32,634
Call - Consumer Discretionary Select Sector SPDR Fund	USD	126.00	01/17/2020	USD	22,164,223	1,767	136,481	180,234
Call - Halliburton Co.	USD	22.00	02/21/2020	USD	951,883	389	33,936	111,643
Call - Halliburton Co.	USD	23.00	02/21/2020	USD	893,155	365	47,595	71,175
Call - iShares Russell 2000 ETF	USD	167.00	01/17/2020	USD	3,528,771	213	29,871	30,885
Call - Johnson & Johnson	USD	135.00	01/17/2020	USD	918,981	63	9,528	70,623
Call - Marathon Petroleum Corp.	USD	62.50	04/17/2020	USD	1,656,875	275	97,606	83,875
Call - Schlumberger, Ltd.	USD	37.50	02/21/2020	USD	1,796,940	447	72,588	156,003
Call - SPDR S&P 500 ETF Trust	USD	310.00	01/17/2020	USD	14,194,026	441	96,241	586,530
Call - SPDR S&P 500 ETF Trust	USD	321.00	01/17/2020	USD	46,927,188	1,458	318,992	575,910
Call - SPDR S&P 500 ETF Trust	USD	323.00	01/17/2020	USD	40,908,406	1,271	456,656	348,254
Call - SPDR S&P 500 ETF Trust	USD	330.00	01/17/2020	USD	43,740,774	1,359	85,760	44,847
Call - Valero Energy Corp.	USD	100.00	03/20/2020	USD	1,629,510	174	49,010	28,710
Call - Williams Cos., Inc.	USD	23.00	02/21/2020	USD	853,920	360	29,966	45,000
Put - FedEx Corp.	USD	130.00	01/17/2020	USD	2,026,214	134	2,250	1,608
Put - SPDR S&P 500 ETF Trust	USD	302.00	01/17/2020	USD	26,778,752	832	194,887	34,944
Put - SPDR S&P 500 ETF Trust	USD	303.00	01/17/2020	USD	7,917,756	246	70,351	10,578

Total							$1,766,831	$2,413,453

OVER-THE-COUNTER OPTIONS PURCHASED:

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Call - Agilent Technologies, Inc.	NOMI	USD	82.50	02/21/2020	USD	2,081,137	24,395	$59,524	$113,640
Call - Alibaba Group Holding, Ltd.	CITI	USD	190.00	02/21/2020	USD	2,627,707	12,389	123,890	303,483
Call - Alibaba Group Holding, Ltd.	SG	USD	215.00	02/21/2020	USD	2,067,763	9,749	64,343	66,718
Call - BP PLC	CSI	USD	40.00	03/20/2020	USD	2,953,532	78,260	89,905	23,957
Call - DAX® Index	GSC	EUR	13,400.00	01/17/2020	EUR	2,941,280	222	20,374	17,371
Call - DAX® Index	GSC	EUR	13,600.00	03/20/2020	EUR	2,331,826	176	21,283	31,868
Call - DAX® Index	CITI	EUR	14,000.00	03/20/2020	EUR	2,967,778	224	21,501	12,806
Call - Emerson Electric Co.	CITI	USD	78.00	03/20/2020	USD	4,397,075	57,659	126,585	118,664
Call - EURO STOXX 50® Index	GSC	EUR	3,800.00	03/20/2020	EUR	2,321,993	620	21,482	37,736
Call - EURO STOXX 50® Index	CSI	EUR	3,900.00	03/20/2020	EUR	3,797,582	1,014	21,197	22,667
Call - EURO STOXX 50® Index	CSI	EUR	3,600.00	03/20/2020	EUR	1,715,279	458	40,857	93,718
Call - EURO STOXX 50® Index	CSI	EUR	3,775.00	01/17/2020	EUR	22,841,670	6,099	262,133	139,625
Call - EURO STOXX 50® Index	GSC	EUR	3,775.00	01/17/2020	EUR	3,879,975	1,036	27,791	23,717
Call - Facebook, Inc.	UBS	USD	208.00	02/21/2020	USD	5,064,954	24,677	190,418	193,451
Call - FedEx Corp.	CSI	USD	162.00	01/17/2020	USD	3,583,375	23,698	325,418	8,493
Call - Google, Inc.	JPM	USD	1,315.00	01/17/2020	USD	4,323,923	3,234	152,191	109,747
Call - Home Depot, Inc.	NOMI	USD	225.00	03/20/2020	USD	3,525,745	16,145	92,469	73,487

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

OVER-THE-COUNTER OPTIONS PURCHASED (continued):

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Call - JPMorgan Chase & Co.	CITI	USD	136.00	01/17/2020	USD	3,241,189	23,251	$42,129	$93,221
Call - Lowe’s Cos., Inc.	NOMI	USD	123.00	02/21/2020	USD	3,473,878	29,007	72,431	59,046
Call - Lowe’s Cos., Inc.	NOMI	USD	125.00	04/17/2020	USD	2,095,560	17,498	69,992	60,944
Call - QUALCOMM, Inc.	CITI	USD	82.00	01/17/2020	USD	2,818,331	31,943	159,715	216,102
Call - QUALCOMM, Inc.	CITI	USD	90.00	02/21/2020	USD	2,307,126	26,149	75,309	80,022
Call - SPDR Gold Shares	SG	USD	141.50	02/21/2020	USD	8,360,222	58,504	117,704	202,105
Call - SPDR Gold Shares	MSCS	USD	142.00	01/17/2020	USD	3,837,008	26,851	34,906	50,254
Call - SPDR Gold Shares	SG	USD	143.00	02/21/2020	USD	10,493,290	73,431	124,179	197,788
Call - SPDR Gold Shares	SG	USD	143.50	01/17/2020	USD	4,551,365	31,850	77,396	35,985
Call - SPDR Gold Shares	MSCS	USD	145.00	01/17/2020	USD	7,265,322	50,842	127,471	34,656
Call - SPDR Gold Shares	MSCS	USD	146.00	03/20/2020	USD	12,454,878	87,158	314,379	210,433

Total								$2,876,972	$2,631,704

OVER-THE-COUNTER FOREIGN EXCHANGE OPTIONS PURCHASED:

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount/ Number of Contracts		Premiums Paid	Value
Call - USD vs. JPY	DUB	USD	110.00	02/26/2020	USD	13,160,000	$56,851	$34,229
Put - EUR vs. USD	MSCS	EUR	1.08	03/17/2020	EUR	22,183,000	132,703	12,814
Put - EUR vs. USD	BOA	EUR	1.12	07/23/2020	EUR	2,346,000	32,713	22,065
Put - USD vs. BRL	JPM	USD	3.93	05/04/2020	USD	4,072,000	62,831	49,691
Put - USD vs. IDR	BOA	USD	14,000.00	04/27/2020	USD	4,072,042	39,234	54,928
Put - USD vs. JPY	BOA	USD	99.00	03/11/2020	USD	9,750,500	31,231	3,842
Put - USD vs. JPY	UBS	USD	102.00	03/11/2020	USD	19,501,000	136,995	18,838
Put - USD vs. JPY	MSCS	USD	108.00	01/08/2020	USD	19,292,000	88,068	26,565
Put - USD vs. MXN	CITI	USD	19.00	05/04/2020	USD	4,072,000	50,228	48,628
Put - USD vs. RUB	BOA	USD	63.00	04/30/2020	USD	4,072,042	46,812	81,840
Put - USD vs. TRY	CITI	USD	5.70	04/27/2020	USD	8,144,085	118,008	38,880
Put - USD vs. ZAR	CITI	USD	14.40	04/27/2020	USD	8,144,085	146,594	314,011

Total							$942,268	$706,331

OVER-THE-COUNTER INTEREST RATE SWAPTIONS PURCHASED:

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount/ Number of Contracts		Premiums Paid	Value
Call - 5-Year	GSI	3-Month USD-LIBOR	Receive	0.50%	02/27/2020	USD	132,283,000	$171,968	$2,828
Call - 5-Year	GSI	3-Month USD-LIBOR	Receive	0.50	08/27/2020	USD	133,874,000	341,379	42,281
Call - 5-Year	BOA	3-Month USD-LIBOR	Receive	1.08	08/13/2020	USD	9,538,391	85,810	18,778
Call - 5-Year	GSC	3-Month USD-LIBOR	Receive	1.30	01/02/2020	USD	86,286,587	583,089	1
Put - 5-Year	MSCS	3-Month USD-LIBOR	Pay	1.86	01/06/2020	USD	49,376,598	298,728	246,824
Put - 5-Year	BOA	3-Month USD-LIBOR	Pay	2.08	08/13/2020	USD	9,538,391	82,088	113,309

Total								$1,563,062	$424,021

EXCHANGE-TRADED OPTIONS WRITTEN:

Description	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums (Received)	Value
Call - Agilent Technologies, Inc.	USD	82.50	01/17/2020	USD	673,949	79	$(5,438)	$(25,675)
Call - BP PLC	USD	43.00	04/17/2020	USD	1,664,334	441	(5,397)	(3,528)
Call - Bristol-Myers Squibb Co.	USD	65.00	03/20/2020	USD	898,660	140	(13,126)	(30,660)
Call - Charles Schwab Corp.	USD	47.00	01/17/2020	USD	409,016	86	(5,310)	(12,470)
Call - Halliburton Co.	USD	24.00	02/21/2020	USD	951,883	389	(13,911)	(56,016)
Call - Halliburton Co.	USD	25.00	02/21/2020	USD	893,155	365	(20,238)	(35,770)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

EXCHANGE-TRADED OPTIONS WRITTEN (continued):

Description	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums (Received)	Value
Call - HCA Healthcare, Inc.	USD	145.00	01/17/2020	USD	694,707	47	$(5,864)	$(20,210)
Call - Marathon Petroleum Corp.	USD	70.00	04/17/2020	USD	1,656,875	275	(35,506)	(24,750)
Call - Schlumberger, Ltd.	USD	42.50	02/21/2020	USD	1,796,940	447	(16,294)	(40,677)
Call - Valero Energy Corp.	USD	110.00	03/20/2020	USD	1,629,510	174	(12,100)	(4,698)
Call - Williams Cos., Inc.	USD	25.00	02/21/2020	USD	853,920	360	(6,034)	(8,280)
Put - Home Depot, Inc.	USD	210.00	01/17/2020	USD	1,463,146	67	(32,059)	(4,355)
Put - McDonald’s Corp.	USD	190.00	01/17/2020	USD	4,485,747	227	(61,965)	(8,626)
Put - United Rentals, Inc.	USD	135.00	01/17/2020	USD	1,317,483	79	(14,730)	(553)
Put - United Rentals, Inc.	USD	140.00	01/17/2020	USD	950,589	57	(16,402)	(513)

Total							$(264,374)	$(276,781)

OVER-THE-COUNTER OPTIONS WRITTEN:

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums (Received)	Value
Call - Agilent Technologies, Inc.	NOMI	USD	88.50	02/21/2020	USD	2,081,137	24,395	$(15,125)	$(38,373)
Call - Alibaba Group Holding, Ltd.	CITI	USD	205.00	02/21/2020	USD	2,627,707	12,389	(57,177)	(156,802)
Call - Alibaba Group Holding, Ltd.	SG	USD	235.00	02/21/2020	USD	2,067,763	9,749	(15,724)	(12,907)
Call - BP PLC	CSI	USD	43.00	03/20/2020	USD	2,953,532	78,260	(27,391)	(3,895)
Call - Comcast Corp.	CITI	USD	40.00	06/19/2020	USD	3,472,583	77,220	(445,559)	(464,019)
Call - Emerson Electric Co.	CITI	USD	88.00	03/20/2020	USD	4,397,075	57,659	(14,784)	(8,499)
Call - Facebook, Inc.	UBS	USD	223.00	02/21/2020	USD	5,064,954	24,677	(67,743)	(69,371)
Call - FedEx Corp.	CSI	USD	190.00	01/17/2020	USD	3,583,375	23,698	(103,611)	(72)
Call - Home Depot, Inc.	NOMI	USD	240.00	03/20/2020	USD	3,525,745	16,145	(25,232)	(18,464)
Call - JPMorgan Chase & Co.	CITI	USD	146.00	01/17/2020	USD	3,241,189	23,251	(9,314)	(5,959)
Call - Lowe’s Cos., Inc.	NOMI	USD	135.00	04/17/2020	USD	2,095,560	17,498	(22,222)	(16,701)
Call - Lowe’s Cos., Inc.	NOMI	USD	130.00	02/21/2020	USD	3,473,878	29,007	(23,703)	(11,858)
Call - QUALCOMM, Inc.	CITI	USD	86.00	01/17/2020	USD	2,630,225	29,811	(44,568)	(105,293)
Call - QUALCOMM, Inc.	CITI	USD	100.00	02/21/2020	USD	2,307,126	26,149	(19,350)	(13,239)
Call - Raytheon Co.	NOMI	USD	235.00	01/17/2020	USD	1,551,145	7,059	(8,753)	(651)
Call - SPDR Gold Shares	MSCS	USD	155.00	01/17/2020	USD	4,151,674	29,053	(27,275)	(1,628)
Call - SPDR Gold Shares	MSCS	USD	158.00	03/20/2020	USD	4,151,674	29,053	(46,441)	(18,806)
Call - UnitedHealth Group, Inc.	MSCS	USD	275.00	01/17/2020	USD	1,558,976	5,303	(9,413)	(106,052)
Put - Agilent Technologies, Inc.	NOMI	USD	75.00	02/21/2020	USD	1,040,611	12,198	(22,444)	(6,703)
Put - Alibaba Group Holding, Ltd.	SG	USD	190.00	02/21/2020	USD	2,067,763	9,749	(33,147)	(17,351)
Put - BP PLC	NOMI	USD	34.50	04/17/2020	USD	5,282,770	139,978	(215,776)	(78,194)
Put - Emerson Electric Co.	CITI	USD	65.00	03/20/2020	USD	2,198,500	28,829	(25,528)	(14,403)
Put - EURO STOXX Banks Index	BCLY	EUR	103.00	06/18/2021	EUR	2,166,981	22,407	(553,422)	(493,475)
Put - EURO STOXX Banks Index	UBS	EUR	103.00	09/17/2021	EUR	2,206,245	22,813	(593,831)	(528,120)
Put - FedEx Corp.	CSI	USD	130.00	01/17/2020	USD	2,024,551	13,389	(65,269)	(953)
Put - Home Depot, Inc.	NOMI	USD	205.00	03/20/2020	USD	1,762,982	8,073	(22,803)	(26,972)
Put - JPMorgan Chase & Co.	CITI	USD	120.00	01/17/2020	USD	2,431,275	17,441	(10,991)	(1,050)
Put - QUALCOMM, Inc.	CITI	USD	76.00	02/21/2020	USD	1,153,607	13,075	(23,797)	(7,992)
Put - SPDR Gold Shares	SG	USD	133.50	02/21/2020	USD	4,180,111	29,252	(34,430)	(3,630)
Put - SPDR Gold Shares	MSCS	USD	134.00	03/20/2020	USD	4,151,674	29,053	(47,118)	(10,466)
Put - Sumitomo Mitsui Financial Group, Inc.	MSCS	JPY	3,786.60	12/11/2020	JPY	143,857,526	35,846	(110,368)	(80,475)
Put - Sumitomo Mitsui Financial Group, Inc.	MSCS	JPY	3,820.96	09/11/2020	JPY	144,002,001	35,882	(92,404)	(61,568)
Put - Sumitomo Mitsui Financial Group, Inc.	MSCS	JPY	3,832.77	03/13/2020	JPY	267,167,416	66,572	(148,097)	(32,818)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

OVER-THE-COUNTER OPTIONS WRITTEN (continued):

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums (Received)	Value
Put - TOPIX Banks Index	BNP	JPY	155.80	03/13/2020	JPY	262,384,476	1,721,457	$(151,586)	$(105,555)
Put - TOPIX Banks Index	MSCS	JPY	157.82	04/10/2020	JPY	233,782,711	1,533,806	(145,396)	(131,826)

Total								$(3,279,792)	$(2,654,140)

OVER-THE-COUNTER FOREIGN EXCHANGE OPTIONS WRITTEN:

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount/ Number of Contracts		Premiums (Received)	Value
Call - EUR vs. USD	MSCS	EUR	1.15	03/17/2020	EUR	22,183,000	$(128,904)	$(71,737)
Call - USD vs. ZAR	MSCS	USD	15.65	03/05/2020	USD	4,102,000	(37,738)	(10,005)
Put - USD vs. JPY	UBS	USD	99.00	03/11/2020	USD	19,501,000	(71,179)	(7,683)
Put - USD vs. ZAR	MSCS	USD	14.20	03/05/2020	USD	4,102,000	(34,539)	(104,860)

Total							$(272,360)	$(194,285)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS WRITTEN:

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount/ Number of Contracts		Premiums (Received)	Value
Call - 5-Year	BOA	3-Month USD-LIBOR	Receive	0.88%	08/13/2020	USD	47,025,821	$(102,745)	$(18,366)
Call - 5-Year	GSC	3-Month USD-LIBOR	Receive	1.10	01/02/2020	USD	86,286,587	(313,796)	(1)
Put - 5-Year	BOA	3-Month USD-LIBOR	Pay	1.88	08/13/2020	USD	47,025,821	(89,939)	(62,026)
Put - 5-Year	MSCS	3-Month USD-LIBOR	Pay	2.01	01/06/2020	USD	49,376,598	(123,441)	(15,403)

Total								$(629,921)	$(95,796)

								Premiums (Received)	Value
TOTAL WRITTEN OPTIONS AND SWAPTIONS								$(4,446,447)	$(3,221,002)

CENTRALLY CLEARED SWAP AGREEMENTS:

Credit Default Swap Agreements on Credit Indices - Buy Protection (S)
Reference Obligation	Fixed Rate Payable	Payment Frequency	Maturity Date	Notional Amount (T)		Value (U)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North America Investment Grade Index - Series 33	1.00%	Quarterly	12/20/2024	USD	65,106,404	$(1,709,412)	$(1,501,239)	$(208,173)

Credit Default Swap Agreements on Credit Indices - Sell Protection (V)
Reference Obligation	Fixed Rate Receivable	Payment Frequency	Maturity Date	Notional Amount (T)		Value (U)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Markit iTraxx® Europe Crossover - Series 32	5.00%	Quarterly	12/20/2024	EUR	3,006,551	$465,126	$450,113	$15,013
North America High Yield Index - Series 33	5.00	Quarterly	12/20/2024	USD	729,580	71,500	45,413	26,087

Total						$536,626	$495,526	$41,100

Interest Rate Swap Agreements
Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month CAD-CDOR	Receive	1.91%	Semi-Annually	07/09/2021	CAD	3,185,269	$(4,277)	$18	$(4,295)
3-Month CAD-CDOR	Receive	1.91	Semi-Annually	07/09/2021	CAD	50,572,698	(65,972)	296	(66,268)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

CENTRALLY CLEARED SWAP AGREEMENTS (continued):

Interest Rate Swap Agreements (continued)
Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	Receive	1.28%	Semi-Annually/ Quarterly	11/29/2024	USD	11,542,000	$(247,157)	$131	$(247,288)
3-Month USD-LIBOR	Pay	1.53	Semi-Annually/ Quarterly	12/02/2024	USD	23,082,953	216,806	275	216,531
3-Month USD-LIBOR	Pay	1.55	Semi-Annually/ Quarterly	09/27/2024	USD	15,247,079	65,275	188	65,087
3-Month USD-LIBOR	Pay	1.56	Semi-Annually/ Quarterly	11/08/2024	USD	23,321,586	192,738	275	192,463
3-Month USD-LIBOR	Receive	1.75	Semi-Annually/ Quarterly	11/08/2029	USD	5,565,000	(73,800)	96	(73,896)

Total							$83,613	$1,279	$82,334

OVER-THE-COUNTER SWAP AGREEMENTS:

Credit Default Swap Agreements on Corporate and Sovereign Issues - Sell Protection (V)
Reference Obligation	Counterparty	Fixed Rate Receivable	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019 (W)	Notional Amount (T)		Value (U)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
TUI AG, 2.13%, 10/26/2021	CSI	5.00%	Quarterly	12/20/2024	0.14%	EUR	728,000	$ (88,883)	$ (70,375)	$ (18,508)

Total Return Swap Agreements (X)
Reference Entity	Counterparty	Pay/ Receive	Payment Frequency	Maturity Date	Notional Amount		Number of Shares or Units	Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
EURO STOXX Banks Index Futures	MSCS	Pay	Annually	03/20/2020	EUR	1,507,003	15,300	$(27,407)	$—	$(27,407)
S&P 500® Annual Dividend Futures	GSI	Receive	Annually	12/18/2020	USD	371,806	7,750	99,394	—	99,394
S&P 500® Annual Dividend Futures	BNP	Receive	Annually	12/17/2021	USD	473,363	9,750	134,550	—	134,550

Total								$206,537	$—	$206,537

Reference Entity	Counterparty	Pay/ Receive	Expiration Date	Notional Amount		Notional Amount as a Percentage of Net Assets	Value	Net Unrealized Appreciation (Depreciation)
Contracts for Difference
Equity Securities Short (Y)	CITI	Pay	01/22/2020	USD	(1,715,007)	(0.1)%	$ (1,740,830)	$ (25,823)
Equity Securities Short (Z)	JPM	Pay	01/10/2020	USD	(2,141,509)	(0.1)	(2,291,013)	(149,504)

							(4,031,843)	(175,327)

Value
OTC Swap Agreements, at value (Assets)	$233,944
OTC Swap Agreements, at value (Liabilities)	$(116,290)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
2-Year U.S. Treasury Note	1,228	03/31/2020	$264,727,596	$264,634,000	$—	$(93,596)
10-Year U.S. Treasury Note	44	03/20/2020	5,707,292	5,650,562	—	(56,730)
10-Year U.S. Treasury Ultra Note	24	03/20/2020	3,372,783	3,376,875	4,092	—
DAX® Index	1	03/20/2020	369,815	371,465	1,650	—
Euro-BTP Italy Government Bond	34	03/06/2020	5,425,250	5,433,111	7,861	—
FTSE 100 Index	16	03/20/2020	1,587,210	1,589,308	2,098	—
MSCI Emerging Markets Index	43	03/20/2020	2,391,132	2,408,430	17,298	—
NASDAQ-100 E-Mini Index	103	03/20/2020	17,935,235	18,029,635	94,400	—
SGX CNX Nifty Index	659	01/30/2020	16,265,145	16,138,910	—	(126,235)
U.S. Treasury Ultra Bond	10	03/20/2020	1,811,887	1,816,563	4,676	—

Total					$132,075	$(276,561)

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	(203)	03/31/2020	$(24,068,780)	$(24,077,703)	$—	$(8,923)
EURO STOXX 50® Index	(75)	03/20/2020	(3,131,080)	(3,137,114)	—	(6,034)
German Euro Bund	(65)	03/06/2020	(12,503,665)	(12,430,511)	73,154	—
Nikkei 225 Index	(49)	03/12/2020	(5,259,790)	(5,281,971)	—	(22,181)
S&P 500® E-Mini Index	(87)	03/20/2020	(14,045,113)	(14,055,285)	—	(10,172)

Total					$73,154	$(47,310)

Total Futures Contracts					$205,229	$(323,871)

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BCLY	02/14/2020	INR	646,521,000	USD	8,912,614	$104,711	$—
BCLY	02/27/2020	GBP	5,734,000	USD	7,431,640	175,645	—
BCLY	02/28/2020	JPY	1,263,014,042	USD	11,706,534	—	(44,214)
BNP	01/15/2020	BRL	3,500,500	USD	845,423	24,331	—
BNP	02/14/2020	INR	279,958,000	USD	3,860,377	44,326	—
BNP	03/05/2020	EUR	7,914,000	USD	8,765,508	147,775	—
BNP	03/05/2020	USD	1,645,054	ZAR	24,615,000	—	(97,395)
BNP	04/27/2020	USD	4,078,108	IDR	58,703,588,000	—	(104,013)
BNP	04/27/2020	IDR	58,703,588,000	USD	4,101,673	80,448	—
BNP	04/27/2020	RUB	93,371,250	USD	1,433,061	50,337	—
BOA	02/07/2020	AUD	5,973,000	USD	4,111,186	84,334	—
BOA	03/27/2020	NOK	190,125	CAD	27,751	284	—
BOA	03/27/2020	CAD	4,401,000	NOK	30,107,241	—	(39,984)
BOA	03/27/2020	AUD	4,817,000	USD	3,332,569	55,111	—
CITI	01/08/2020	USD	12,278,959	JPY	1,314,300,000	177,179	—
CITI	01/15/2020	BRL	7,001,000	USD	1,695,365	44,143	—
CITI	03/05/2020	USD	3,999,091	SGD	5,454,000	—	(58,432)
CSI	01/15/2020	USD	3,467,988	BRL	14,002,000	—	(11,029)
CSI	01/24/2020	USD	5,052,827	BRL	21,014,000	—	(167,264)
CSI	02/14/2020	USD	1,234,155	BRL	5,142,602	—	(42,308)
DUB	01/15/2020	BRL	3,500,500	USD	847,763	21,991	—
DUB	01/16/2020	USD	666,527	GBP	544,100	—	(54,528)
DUB	01/24/2020	USD	2,951,149	JPY	318,887,795	12,284	—
DUB	02/14/2020	USD	990,427	INR	71,645,000	—	(8,839)
DUB	02/14/2020	CHF	3,753,000	USD	3,810,396	79,669	—
DUB	03/05/2020	JPY	418,190,000	USD	3,875,345	—	(12,318)
DUB	03/06/2020	USD	4,310,255	BRL	18,141,000	—	(187,752)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

FORWARD FOREIGN CURRENCY CONTRACTS (continued):
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
DUB	03/06/2020	EUR	2,814,000	USD	3,137,306	$32,218	$—
DUB	03/06/2020	CHF	3,761,000	USD	3,827,285	77,059	—
GSI	03/26/2020	USD	7,812,219	JPY	850,996,000	—	(58,590)
GSI	03/26/2020	EUR	9,816,000	USD	11,011,238	59,392	—
GSI	04/27/2020	USD	4,081,765	RUB	266,775,000	—	(156,516)
GSI	04/27/2020	MXN	81,019,000	USD	4,125,414	85,619	—
HSBC	02/14/2020	INR	71,107,000	USD	994,851	—	(3,089)
HSBC	03/27/2020	NOK	29,954,744	CAD	4,373,249	43,987	—
HSBC	04/03/2020	ZAR	63,886,000	USD	4,398,923	106,427	—
HSBC	04/27/2020	RUB	173,403,750	USD	2,666,786	88,096	—
JPM	01/10/2020	USD	7,967,097	GBP	6,450,000	—	(579,078)
JPM	01/16/2020	GBP	26,947,000	USD	33,046,319	2,664,539	—
JPM	01/24/2020	USD	1,328,491	JPY	143,344,184	7,434	—
JPM	01/24/2020	JPY	960,060,000	USD	8,900,970	—	(53,071)
JPM	01/30/2020	ZAR	33,790,000	USD	2,285,231	117,400	—
JPM	04/27/2020	BRL	16,597,000	USD	4,040,018	64,163	—
MSCS	01/16/2020	USD	1,310,615	GBP	1,049,000	—	(79,546)
MSCS	01/24/2020	USD	1,613,034	JPY	174,613,882	3,795	—
MSCS	02/07/2020	AUD	5,968,000	USD	4,124,384	67,624	—
MSCS	03/05/2020	USD	3,488,328	CLP	2,801,127,000	—	(239,533)
MSCS	03/11/2020	AUD	9,653,000	USD	6,609,609	176,333	—
MSCS	03/12/2020	USD	1,634,980	NZD	2,491,000	—	(43,719)
MSCS	03/12/2020	NZD	2,491,000	USD	1,625,816	52,883	—
MSCS	03/13/2020	USD	3,266,062	NZD	4,976,000	—	(87,341)
MSCS	03/13/2020	NOK	23,896,000	USD	2,607,035	115,430	—
MSCS	03/13/2020	NZD	4,976,000	USD	3,253,772	99,632	—
MSCS	03/13/2020	EUR	9,954,000	USD	11,067,813	148,917	—
MSCS	03/13/2020	JPY	744,970,000	USD	6,894,275	—	(9,374)
MSCS	03/19/2020	EUR	5,023,000	USD	5,607,320	55,101	—
MSCS	03/19/2020	AUD	4,857,000	USD	3,359,441	55,670	—
MSCS	03/20/2020	EUR	3,551,000	USD	3,965,087	38,212	—
MSCS	03/20/2020	AUD	4,818,000	USD	3,328,473	59,303	—
MSCS	03/26/2020	AUD	4,869,000	USD	3,344,981	79,182	—
MSCS	03/27/2020	AUD	1,210,000	USD	836,211	14,753	—
MSCS	04/27/2020	USD	3,934,150	BRL	16,597,000	—	(170,031)
SSB	01/09/2020	JPY	834,324,000	USD	7,754,565	—	(71,868)
SSB	02/28/2020	JPY	1,959,958	USD	18,166	—	(68)
SSB	04/27/2020	USD	4,069,473	MXN	81,019,000	—	(141,560)
UBS	01/24/2020	EUR	7,341,000	USD	8,202,320	44,735	—
UBS	03/12/2020	EUR	5,575,000	USD	6,219,102	62,713	—

Total						$5,523,185	$(2,521,460)

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
U.S. Government Obligations	9.7%	$169,788,679
Banks	6.4	111,997,210
Foreign Government Obligations	5.5	96,277,413
Software	3.8	66,410,177
Pharmaceuticals	3.3	57,975,909
U.S. Government Agency Obligation	3.1	53,381,735
Health Care Providers & Services	2.9	50,996,362
Interactive Media & Services	2.7	47,321,621
Media	2.6	45,998,905
Semiconductors & Semiconductor Equipment	2.6	44,674,895

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments		Value
Oil, Gas & Consumable Fuels	2.3%		$40,231,936
Aerospace & Defense	2.2		37,942,602
Internet & Direct Marketing Retail	2.1		36,972,105
Securities Lending Collateral	2.1		36,874,322
Chemicals	1.9		33,932,216
Health Care Equipment & Supplies	1.9		33,352,292
Food Products	1.9		33,167,444
Technology Hardware, Storage & Peripherals	1.7		30,499,079
Electric Utilities	1.4		23,827,990
IT Services	1.2		21,616,318
Road & Rail	1.2		21,196,377
Specialty Retail	1.2		21,110,382
Capital Markets	1.2		20,828,762
Insurance	1.1		19,726,715
Hotels, Restaurants & Leisure	1.0		17,785,962
Real Estate Management & Development	0.9		16,349,982
Household Products	0.9		15,192,777
Wireless Telecommunication Services	0.9		15,109,627
U.S. Equity Funds	0.8		14,563,871
Airlines	0.8		14,435,585
Industrial Conglomerates	0.8		13,980,516
Household Durables	0.8		13,321,777
Food & Staples Retailing	0.7		12,788,688
Diversified Telecommunication Services	0.7		12,480,337
Electrical Equipment	0.7		12,394,697
Biotechnology	0.7		12,157,615
Life Sciences Tools & Services	0.7		12,156,196
International Commodity Funds	0.6		10,860,400
Automobiles	0.6		9,977,472
Machinery	0.5		9,467,796
Metals & Mining	0.5		9,432,068
Electronic Equipment, Instruments & Components	0.5		9,019,487
Multiline Retail	0.4		6,357,403
International Equity Funds	0.3		5,913,209
Auto Components	0.3		5,775,293
Building Products	0.3		5,300,580
Paper & Forest Products	0.3		4,790,345
Trading Companies & Distributors	0.3		4,554,159
Construction & Engineering	0.3		4,532,873
Textiles, Apparel & Luxury Goods	0.2		3,655,187
Communications Equipment	0.2		3,601,583
Equity Real Estate Investment Trusts	0.2		2,841,191
Over-the-Counter Options Purchased	0.2		2,631,704
Consumer Finance	0.2		2,539,760
Exchange-Traded Options Purchased	0.1		2,413,453
Gas Utilities	0.1		2,129,011
Beverages	0.1		2,018,384
Diversified Financial Services	0.1		1,994,559
Tobacco	0.1		1,972,897
Mortgage-Backed Securities	0.1		1,366,342
Transportation Infrastructure	0.1		1,139,837
Independent Power & Renewable Electricity Producers	0.1		1,071,026
Construction Materials	0.1		919,723
Air Freight & Logistics	0.1		791,536
Diversified Consumer Services	0.0	(A)	738,143
Over-the-Counter Foreign Exchange Options Purchased	0.0	(A)	706,331
Leisure Products	0.0	(A)	657,858

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments		Value
Personal Products	0.0	(A) %	$589,427
Energy Equipment & Services	0.0	(A)	442,642
Over-the-Counter Interest Rate Swaptions Purchased	0.0	(A)	424,021
Marine	0.0	(A)	276,367
Professional Services	0.0	(A)	185,886
Commercial Services & Supplies	0.0	(A)	165,888
Multi-Utilities	0.0	(A)	119,203
Containers & Packaging	0.0	(A)	108,070
Health Care Technology	0.0	(A)	102,673
Entertainment	0.0	(A)	80,983

Investments and Securities Sold Short	83.3		1,460,483,846
Short-Term Investments	16.7		292,984,883

Total Investments and Securities Sold Short	100.0%		$1,753,468,729

SECURITY VALUATION:

Valuation Inputs (AA)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (AB)	Value
ASSETS
Investments
Common Stocks	$659,152,518	$314,969,330	$1,259,219	$975,381,067
Convertible Preferred Stock	732,250	—	—	732,250
Preferred Stocks	3,723,694	4,936,729	1,259,480	9,919,903
Exchange-Traded Funds	31,337,480	—	—	31,337,480
Right	—	3,104	—	3,104
Convertible Bonds	—	941,862	318,000	1,259,862
Corporate Debt Securities	—	70,918,482	3,531,126	74,449,608
Foreign Government Obligations	—	96,277,413	—	96,277,413
Loan Assignments	—	7,067,259	—	7,067,259
Mortgage-Backed Securities	—	1,366,342	—	1,366,342
U.S. Government Agency Obligation	—	53,381,735	—	53,381,735
U.S. Government Obligations	—	169,788,679	—	169,788,679
Short-Term Foreign Government Obligations	—	62,104,082	—	62,104,082
Short-Term U.S. Government Obligations	—	228,818,657	—	228,818,657
Other Investment Company	36,874,322	—	—	36,874,322
Repurchase Agreements	—	2,062,144	—	2,062,144
Exchange-Traded Options Purchased	2,413,453	—	—	2,413,453
Over-the-Counter Options Purchased	2,252,196	379,508	—	2,631,704
Over-the-Counter Foreign Exchange Options Purchased	—	706,331	—	706,331
Over-the-Counter Interest Rate Swaptions Purchased	—	424,021	—	424,021

Total Investments	$736,485,913	$1,014,145,678	$6,367,825	$1,756,999,416

Other Financial Instruments
Centrally Cleared Credit Default Swap Agreements	$—	$536,626	$—	$536,626
Centrally Cleared Interest Rate Swap Agreements	—	474,819	—	474,819
Over-the-Counter Total Return Swap Agreements	—	233,944	—	233,944
Futures Contracts (AC)	205,229	—	—	205,229
Forward Foreign Currency Contracts (AC)	—	5,523,185	—	5,523,185

Total Other Financial Instruments	$205,229	$6,768,574	$—	$6,973,803

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

SECURITY VALUATION (continued):

Valuation Inputs (continued) (AA)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (AB)	Value
LIABILITIES
Securities Sold Short
Common Stocks	$(2,581,024)	$(949,663)	$—	$(3,530,687)

Total Securities Sold Short	$(2,581,024)	$(949,663)	$—	$(3,530,687)

Other Financial Instruments
Exchange-Traded Options Written	$(276,781)	$—	$—	$(276,781)
Over-the-Counter Options Written	(1,220,303)	(1,433,837)	—	(2,654,140)
Over-the-Counter Foreign Exchange Options Written	—	(194,285)	—	(194,285)
Over-the-Counter Interest Rate Swaptions Written	—	(95,796)	—	(95,796)
Centrally Cleared Credit Default Swap Agreements	—	(1,709,412)	—	(1,709,412)
Centrally Cleared Interest Rate Swap Agreements	—	(391,206)	—	(391,206)
Over-the-Counter Credit Default Swap Agreements	—	(88,883)	—	(88,883)
Over-the-Counter Total Return Swap Agreements	—	(27,407)	—	(27,407)
Over-the-Counter Total Return Swap Agreements - CFD	—	(175,327)	—	(175,327)
Futures Contracts (AC)	(323,871)	—	—	(323,871)
Forward Foreign Currency Contracts (AC)	—	(2,521,460)	—	(2,521,460)

Total Other Financial Instruments	$(1,820,955)	$(6,637,613)	$—	$(8,458,568)

Transfers

Investments	Transfers from Level 1 to Level 3	Transfers from Level 3 to Level 1	Transfers from Level 2 to Level 3	Transfers from Level 3 to Level 2
Corporate Debt Securities (P)	$—	$—	$3,531,126	$—

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Percentage rounds to less than 0.1% or (0.1)%.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $35,875,739. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2019, the total value of securities is $6,367,825, representing 0.4% of the Portfolio’s net assets.
(D)	Securities are Level 3 of the fair value hierarchy.
(E)	Restricted securities. At December 31, 2019, the value of such securities held by the Portfolio are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Common Stocks	Quintis Pty, Ltd.	10/25/2018	$1,059,498	$1,259,219	0.1%

Common Stocks	Fieldwood Energy, Inc.	04/11/2018	765,274	179,290	0.0	(A)

Preferred Stocks	Palantir Technologies, Inc., 0.00%	05/02/2014	1,304,158	1,259,480	0.1

Convertible Bonds	REI Agro, Ltd. 5.50%, 11/13/2014	05/02/2014	395,548	2,133	0.0	(A)

Convertible Bonds	Bio City Development Co. BV 8.00%, 07/06/2020	05/02/2014	1,734,480	318,000	0.0	(A)

Corporate Debt Securities	Quintis Australia Pty, Ltd., PIK Rate 0.00%, Cash Rate 12.00%, 10/01/2028	07/20/2016	3,264,377	3,336,317	0.2

Corporate Debt Securities	Quintis Australia Pty, Ltd., PIK Rate 8.00%, Cash Rate 7.50%, 10/01/2026	11/27/2019	190,723	194,809	0.0	(A)

Total			$8,714,058	$6,549,248	0.4%

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(F)	Non-income producing securities.
(G)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, the total value of 144A securities is $33,443,367, representing 2.0% of the Portfolio’s net assets.
(H)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after December 31, 2019. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(I)	All or a portion of these securities have been segregated by the custodian as collateral for open over-the-counter options and/or swaptions, swap agreements and forward foreign currency contracts. The total value of such securities is $2,138,262.
(J)	Rates disclosed reflect the yields at December 31, 2019.
(K)	Floating or variable rate securities. The rates disclosed are as of December 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(L)	Security in default; no interest payments received and/or dividends declared during the last 12 months. At December 31, 2019, the value of this security is $2,133, representing less than 0.1% of the Portfolio’s net assets.
(M)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2019, the total value of Regulation S securities is $42,264,546, representing 2.5% of the Portfolio’s net assets.
(N)	Securities in default; partial receipt of interest payments and/or dividends declared at last payment date. At December 31, 2019, the total value of such securities is $318,792, representing less than 0.1% of the Portfolio’s net assets.
(O)	Payment in-kind. Securities pay interest or dividends in the form of additional bonds or preferred stock. If the securities make a cash payment in addition to in-kind, the cash rate is disclosed separately.
(P)	Transferred from Level 2 to 3. For the period ended December 31, 2019, the valuation technique changed for certain investments in Corporate Debt Securities with a total value of $3,531,126 from using a market transaction to using a present value technique. This was considered to be a more relevant measure of fair value as of December 31, 2019.
(Q)	Perpetual maturity. The date displayed is the next call date.
(R)	Percentage rounds to less than 0.01% or (0.01)%.
(S)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (b) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(T)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(U)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(V)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(W)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(X)	At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference entity less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return and would receive payment in the event of a negative total return.
(Y)	The Portfolio receives or pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Portfolio pays or receives a variable rate of interest, based on a specific benchmark, plus or minus a spread in a range of (30) - 60 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The specified benchmarks used in determining the variable rate of interest are the 1-Month USD-LIBOR and 1-Week USD-LIBOR.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(Z)	The Portfolio receives or pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Portfolio pays or receives avariable rate of interest, based on a specific benchmark, plus or minus a spread in a range of (102) - 0 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The specified benchmarks used in determining the variable rate of interest are the Federal Funds Rate and 1-Month USD-LIBOR.
(AA)	The Portfolio recognizes transfers in and out of Level 3 as of December 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(AB)	Level 3 securities were not considered significant to the Portfolio.
(AC)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
EUR	Euro
GBP	Pound Sterling
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
RUB	Russian Ruble
SGD	Singapore Dollar
TRY	Turkish New Lira
USD	United States Dollar
ZAR	South African Rand

COUNTERPARTY ABBREVIATIONS:

BCLY	Barclays Bank PLC
BNP	BNP Paribas
BOA	Bank of America, N.A.
CITI	Citibank, N.A.
CSI	Credit Suisse International
DUB	Deutsche Bank AG
GSC	Goldman Sachs & Co.
GSI	Goldman Sachs International
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank, N.A.
MSCS	Morgan Stanley Capital Services Inc.
NOMI	Nomura International PLC
SG	Societe Generale
SSB	State Street Bank & Trust Co.
UBS	UBS AG

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
BTP	Buoni del Tesoro Poliennali (Italian Treasury Bonds)
CDOR	Canadian Dollar Offered Rate
CNX Nifty	CRISIL NSE Index (National Stock Exchange of India’s Benchmark Index)
CVA	Commanditaire Vennootschap op Aandelen (Dutch Certificate)
DAX	Deutscher Aktienindex (Frankfurt Stock Index)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

PORTFOLIO ABBREVIATIONS (continued):

FTSE	Financial Times Stock Exchange
ETF	Exchange-Traded Fund
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
NASDAQ	National Association of Securities Dealers Automated Quotations
REIT	Real Estate Investment Trust
SGX	Singapore Exchange
SPDR	Standard & Poor’s Depositary Receipt
STOXX	Deutsche Börse Group & SIX Group Index
TBA	To Be Announced
TOPIX	Tokyo Price Index

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation VP

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2019

Assets:
Investments, at value (cost $1,607,627,642) (including securities loaned of $35,875,739)	$1,754,937,272
Repurchase agreement, at value (cost $2,062,144)	2,062,144
Cash	118,690
Cash collateral pledged at broker for:
Securities sold short	4,717,276
Centrally cleared swap agreements	1,324,000
Futures contracts	2,531,330
OTC swap agreements, at value	233,944
Foreign currency, at value (cost $433,146)	436,552
Receivables and other assets:
Investments sold	10,572,881
When-issued, delayed-delivery, forward and TBA commitments sold	232,118
Net income from securities lending	17,700
Shares of beneficial interest sold	31,099
Dividends	888,135
Interest	2,855,036
Tax reclaims	392,224
Variation margin on centrally cleared swap agreements	38,136
Variation margin receivable on futures contracts	134,527
Unrealized appreciation on forward foreign currency contracts	5,523,185
Other assets	38,341

Total assets	1,787,084,590

Liabilities:
Securities sold short, at value (proceeds $3,475,505)	3,530,687
Cash collateral received upon return of:
Securities on loan	36,874,322
Cash collateral at broker for:
OTC derivatives (A)	1,599,999
Written options and swaptions, at value (premium received $4,446,447)	3,221,002
OTC swap agreements, at value	116,290
Payables and other liabilities:
Investments purchased	635,140
When-issued, delayed-delivery, forward and TBA commitments purchased	53,419,643
Shares of beneficial interest redeemed	842,117
Dividends and/or distributions	7,838
Foreign capital gains tax	1,131
Investment management fees	1,036,268
Distribution and service fees	262,097
Transfer agent costs	2,315
Trustees, CCO and deferred compensation fees	5,673
Audit and tax fees	42,448
Custody fees	241,220
Legal fees	18,827
Printing and shareholder reports fees	105,149
Other accrued expenses	25,523
Unrealized depreciation on OTC swap agreements - CFD	175,327
Unrealized depreciation on forward foreign currency contracts	2,521,460

Total liabilities	104,684,476

Net assets	$1,682,400,114

Net assets consist of:
Capital stock ($0.01 par value)	$1,325,842
Additional paid-in capital	1,464,770,536
Total distributable earnings (accumulated losses)	216,303,736

Net assets	$1,682,400,114

Net assets by class:
Initial Class	$476,636,321
Service Class	1,205,763,793

Shares outstanding:
Initial Class	52,516,499
Service Class	80,067,694

Net asset value and offering price per share:
Initial Class	$9.08
Service Class	15.06

(A)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.

CONSOLIDATED STATEMENT OF OPERATIONS

For the year ended December 31, 2019

Investment Income:
Dividend income	$22,396,049
Interest income	16,334,036
Net income from securities lending	456,870
Withholding taxes on foreign income	(1,338,285)

Total investment income	37,848,670

Expenses:
Investment management fees	11,703,431
Distribution and service fees:
Service Class	2,985,571
Transfer agent costs	24,305
Trustees, CCO and deferred compensation fees	50,069
Audit and tax fees	65,382
Custody fees	448,977
Legal fees	9,685
Printing and shareholder reports fees	109,899
Dividends, interest and fees for borrowings from securities sold short	40,137
Other	98,473

Total expenses before waiver and/or reimbursement and recapture	15,535,929

Expenses waived and/or reimbursed:
Initial Class	(27,937)
Service Class	(75,910)

Net expenses	15,432,082

Net investment income (loss)	22,416,588

Net realized gain (loss) on:
Investments	56,898,130	(A)
Securities sold short	640,332
Written options and swaptions	4,939,581
Swap agreements	(752,207)
Futures contracts	(6,841,072)
Forward foreign currency contracts	10,403
Foreign currency transactions	(1,206,556)

Net realized gain (loss)	53,688,611

Net change in unrealized appreciation (depreciation) on:
Investments	187,768,295
Securities sold short	(1,011,487)
Written options and swaptions	5,874,224
Swap agreements	(2,259,525)
Futures contracts	(919,295)
Forward foreign currency contracts	2,871,508
Translation of assets and liabilities denominated in foreign currencies	51,923

Net change in unrealized appreciation (depreciation)	192,375,643

Net realized and change in unrealized gain (loss)	246,064,254

Net increase (decrease) in net assets resulting from operations	$268,480,842

(A)	Includes net of realized foreign capital gains tax of $102.
(B)	Includes net change in foreign capital gains tax of $(1,131).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation VP

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2019	December 31, 2018
From operations:
Net investment income (loss)	$22,416,588	$23,752,004
Net realized gain (loss)	53,688,611	76,127,400
Net change in unrealized appreciation (depreciation)	192,375,643	(234,935,951)

Net increase (decrease) in net assets resulting from operations	268,480,842	(135,056,547)

Dividends and/or distributions to shareholders:
Initial Class	(37,958,802)	(19,290,272)
Service Class	(60,164,906)	(29,344,777)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(98,123,708)	(48,635,049)

Capital share transactions:
Proceeds from shares sold:
Initial Class	15,013,937	43,416,075
Service Class	5,204,644	7,347,503

	20,218,581	50,763,578

Dividends and/or distributions reinvested:
Initial Class	37,958,802	19,290,272
Service Class	60,164,906	29,344,777

	98,123,708	48,635,049

Cost of shares redeemed:
Initial Class	(13,907,611)	(129,756,447)
Service Class	(156,944,911)	(190,163,187)

	(170,852,522)	(319,919,634)

Net increase (decrease) in net assets resulting from capital share transactions	(52,510,233)	(220,521,007)

Net increase (decrease) in net assets	117,846,901	(404,212,603)

Net assets:
Beginning of year	1,564,553,213	1,968,765,816

End of year	$1,682,400,114	$1,564,553,213

Capital share transactions - shares:
Shares issued:
Initial Class	1,656,487	4,650,156
Service Class	359,097	499,683

	2,015,584	5,149,839

Shares reinvested:
Initial Class	4,497,488	2,126,822
Service Class	4,291,363	2,018,210

	8,788,851	4,145,032

Shares redeemed:
Initial Class	(1,541,658)	(14,471,816)
Service Class	(10,842,204)	(13,057,396)

	(12,383,862)	(27,529,212)

Net increase (decrease) in shares outstanding:
Initial Class	4,612,317	(7,694,838)
Service Class	(6,191,744)	(10,539,503)

	(1,579,427)	(18,234,341)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation VP

CONSOLIDATED FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2019		December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of year	$8.41		$9.45	$8.47	$8.24		$9.92

Investment operations:
Net investment income (loss) (A)	0.14		0.14	0.12	0.11	(B)	0.10
Net realized and unrealized gain (loss)	1.33		(0.81)	1.05	0.28		(0.19)

Total investment operations	1.47		(0.67)	1.17	0.39		(0.09)

Dividends and/or distributions to shareholders:
Net investment income	(0.18)		(0.21)	(0.19)	(0.08)		(0.29)
Net realized gains	(0.62)		(0.16)	—	(0.08)		(1.30)

Total dividends and/or distributions to shareholders	(0.80)		(0.37)	(0.19)	(0.16)		(1.59)

Net asset value, end of year	$9.08		$8.41	$9.45	$8.47		$8.24

Total return	18.20%		(7.40)%	13.75%	4.69%		(0.88)%

Ratio and supplemental data:
Net assets end of year (000’s)	$476,636		$402,850	$525,413	$436,406		$374,668
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	0.77%		0.82%	0.84%	0.83%		0.82%
Including waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	0.76%		0.80%	0.81%	0.81	%(B)	0.81%
Including waiver and/or reimbursement and recapture, excluding dividends, interest and fees for borrowings from securities sold short	0.76	%(D)	0.79%	0.79%	0.80	%(B)	0.80%
Net investment income (loss) to average net assets	1.55%		1.47%	1.30%	1.35	%(B)	1.13%
Portfolio turnover rate	190%		160%	114%	120%		79%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)	Dividends and interest from securities sold short rounds to less than 0.01%.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2019		December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of year	$13.47		$14.91	$13.27	$12.82		$14.55

Investment operations:
Net investment income (loss) (A)	0.19		0.18	0.15	0.14	(B)	0.13
Net realized and unrealized gain (loss)	2.16		(1.29)	1.64	0.44		(0.31)

Total investment operations	2.35		(1.11)	1.79	0.58		(0.18)

Dividends and/or distributions to shareholders:
Net investment income	(0.14)		(0.17)	(0.15)	(0.05)		(0.25)
Net realized gains	(0.62)		(0.16)	—	(0.08)		(1.30)

Total dividends and/or distributions to shareholders	(0.76)		(0.33)	(0.15)	(0.13)		(1.55)

Net asset value, end of year	$15.06		$13.47	$14.91	$13.27		$12.82

Total return	17.85%		(7.62)%	13.49%	4.56%		(1.23)%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,205,764		$1,161,703	$1,443,353	$1,329,337		$1,234,334
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	1.02%		1.07%	1.09%	1.08%		1.07%
Including waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	1.01%		1.05%	1.06%	1.06	%(B)	1.06%
Including waiver and/or reimbursement and recapture, excluding dividends, interest, and fees for borrowings from securities sold short	1.01	%(D)	1.04%	1.04%	1.05	%(B)	1.05%
Net investment income (loss) to average net assets	1.31%		1.21%	1.05%	1.10	%(B)	0.90%
Portfolio turnover rate	190%		160%	114%	120%		79%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)	Dividends and interest from securities sold short rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation VP

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

At December 31, 2019

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Global Allocation VP (the “Portfolio”) is a series of TST and is classified as non-diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

Transamerica Cayman Blackrock Global Allocation, Ltd. is a wholly-owned subsidiary which acts as an investment vehicle for the Portfolio. Please reference the Basis for Consolidation section of the Notes to Financial Statements for more information. The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation VP

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

2. BASIS FOR CONSOLIDATION

Transamerica Cayman Blackrock Global Allocation, Ltd. (the “Subsidiary”) entered into a separate contract with TAM for the management of the Subsidiary pursuant to which the Subsidiary pays TAM a fee that is the same, as a percentage of net assets, as the management fee of the Portfolio. TAM has contractually agreed to waive a portion of the Portfolio’s management fee in an amount equal to the management fee paid to TAM by the Subsidiary, in order that the aggregate total management fee paid by the Portfolio and its Subsidiary equals the amount of the management fee that would have been paid by the Portfolio to TAM had the Portfolio not invested assets in the Subsidiary. This management fee waiver, which is reflected in the Portfolio’s expense waiver and/or reimbursement on the Consolidated Statement of Operations, may not be discontinued by TAM as long as its contract with the Subsidiary is in place.

At December 31, 2019, the net assets of the Subsidiary as a percentage of the Portfolio’s net assets is as follows:

Subsidiary Net Assets	Percentage of Net Assets
$ 17,193,785	1.02%

3. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s consolidated financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation VP

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SIGNIFICANT ACCOUNTING POLICIES (continued)

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2019 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

4. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2019, is disclosed within the Security Valuation section of the Consolidated Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation VP

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

4. SECURITY VALUATION (continued)

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Convertible bonds: The fair value of convertible bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, broker price quotations (where observable), and models incorporating benchmark curves, underlying stock data, and foreign exchange rates. While most convertible bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation VP

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

4. SECURITY VALUATION (continued)

pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

5. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolio to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolio assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Portfolio, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolio that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolio has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Portfolio may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Portfolio held no unsecured loan participations at December 31, 2019. Open secured loan participations and assignments at December 31, 2019, if any, are included within the Consolidated Schedule of Investments.

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2019, if any, are identified within the Consolidated Schedule of Investments.

Restricted securities: The Portfolio may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at December 31, 2019, if any, are identified within the Consolidated Schedule of Investments.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding,

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation VP

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. SECURITIES AND OTHER INVESTMENTS (continued)

the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2019, if any, are identified within the Consolidated Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Consolidated Statement of Assets and Liabilities.

6. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2019, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Consolidated Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Consolidated Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2019.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation VP

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements at December 31, 2019, if any, are included within the Consolidated Schedule of Investments and Consolidated Statement of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities on non-U.S. fixed income investments, as well as on securities traded on U.S. exchanges. Loan counterparties pledge cash collateral with a value of at least 105% of the current value of the loaned securities for non-U.S. equity positions. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio (the “Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2019; however no individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Consolidated Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2019, if any, are shown on a gross basis within the Consolidated Schedule of Investments and Consolidated Statement of Assets and Liabilities.

Short sales: A short sale is a transaction in which the Portfolio sells securities it does not own, but has borrowed, in anticipation of a decline in the fair market value of the securities. The Portfolio is obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolio’s obligation to replace the securities borrowed in connection with a short sale is fully secured by collateral deposited with the custodian. In addition, the Portfolio considers the short sale to be a borrowing by the Portfolio that is subject to the asset coverage requirements of the 1940 Act. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include that possible losses from short sales may be unlimited (e.g., if the price of stocks sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and the Portfolio may be unable to replace borrowed securities sold short.

The Portfolio investing in short sales is liable for any dividends and/or interest payable on securities in a short position and these payables, if any, are reflected as Dividends, interest and fees for borrowings from securities sold short within the Consolidated Statement of Assets and Liabilities. The Portfolio also bears other costs, such as charges for the prime brokerage accounts, in connection with short positions. These costs are reported as Dividends, interest and fees for borrowings from securities sold short within the Consolidated Statement of Operations.

Open short sale transactions at December 31, 2019, if any, are included within the Consolidated Schedule of Investments and are reflected in Securities sold short, at value within the Consolidated Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2019.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$12,440,630	$—	$—	$—	$12,440,630
Exchange-Traded Funds	5,099,470	—	—	—	5,099,470
Corporate Debt Securities	11,215,184	—	—	—	11,215,184
U.S. Government Obligations	8,119,038	—	—	—	8,119,038
Total Securities Lending Transactions	$36,874,322	$—	$—	$—	$36,874,322
Total Borrowings	$36,874,322	$—	$—	$—	$36,874,322

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation VP

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on exchange-traded funds and/or securities: The Portfolio may purchase or write options on ETFs and/or securities. Purchasing or writing options on ETFs and/or securities gives the Portfolio the right, but not the obligation to buy or sell a specified ETF and/or security as an underlying instrument for the option contract.

Options on foreign currency: The Portfolio may purchase or write foreign currency options. Purchasing or writing options on foreign currency gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Interest rate swaptions: The Portfolio may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation VP

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Consolidated Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability within the Consolidated Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

Open option contracts at December 31, 2019, if any, are included within the Consolidated Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Consolidated Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Consolidated Statement of Assets and Liabilities.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bilateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, including contracts for difference (“CFD”), and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Centrally cleared swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as Variation margin receivable (payable) on centrally cleared swap agreements within the Consolidated Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected in OTC swap agreements, at value within the Consolidated Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Additionally, these upfront payments, as well as any periodic payments received or paid by the Portfolio, including any liquidation payment received or made at the termination of the swap are recorded as part of Net realized gain (loss) on swap agreements within the Consolidated Statement of Operations.

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swap agreements to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation VP

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio sells credit default swap agreements, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Total return swap agreements: The Portfolio is subject to commodity risk, equity risk, and other risks related to the underlying investments of the swap agreement, including CFDs, in the normal course of pursuing its investment objective. The value of the commodity-linked investments held by a Portfolio can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting the Portfolio’s investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference entity, which may be an equity, index, or bond, and in return receives a regular stream of payments.
Open centrally cleared swap agreements and open OTC swap agreements at December 31, 2019, if any, are listed within the Consolidated Schedule of Investments.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio, uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2019, if any, are listed within the Consolidated Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Consolidated Statement of Assets and Liabilities.

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Consolidated Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Consolidated Statement of

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation VP

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2019, if any, are listed within the Consolidated Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Consolidated Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2019.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions:
Investments, at value (A)	$424,021	$706,331	$5,045,157	$—	$—	$6,175,509
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	474,819	—	—	536,626	—	1,011,445
OTC swaps:
OTC swap agreements, at value	—	—	233,944	—	—	233,944
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	89,783	—	115,446	—	—	205,229
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	—	5,523,185	—	—	—	5,523,185
Total	$988,623	$6,229,516	$5,394,547	$536,626	$—	$13,149,312

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Written options and swaptions:
Written options and swaptions, at value (A)	$(95,796)	$(194,285)	$(2,930,921)	$—	$—	$(3,221,002)
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	(391,206)	—	—	(1,709,412)	—	(2,100,618)
OTC swaps:
OTC swap agreements, at value	—	—	(202,734)	(88,883)	—	(291,617)
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	(159,249)	—	(164,622)	—	—	(323,871)
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	—	(2,521,460)	—	—	—	(2,521,460)
Total	$(646,251)	$(2,715,745)	$(3,298,277)	$(1,798,295)	$—	$(8,458,568)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Value of centrally cleared swap agreements as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(C)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation VP

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Consolidated Statement of Operations, categorized by primary market risk exposure as of December 31, 2019.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$1,721,772	$(1,964,193)	$(2,123,065)	$—	$—	$(2,365,486)
Written options and swaptions	(278,275)	1,139,226	4,078,630	—	—	4,939,581
Swap agreements	(1,216,881)	—	455,655	9,019	—	(752,207)
Futures contracts	(1,741,628)	—	(5,099,444)	—	—	(6,841,072)
Forward foreign currency contracts	—	10,403	—	—	—	10,403
Total	$(1,515,012)	$(814,564)	$(2,688,224)	$9,019	$—	$(5,008,781)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$(967,875)	$(31,050)	$5,155,548	$—	$—	$4,156,623
Written options and swaptions	907,590	78,076	4,888,558	—	—	5,874,224
Swap agreements	(1,413,765)	—	(700,167)	(145,593)	—	(2,259,525)
Futures contracts	246,387	—	(1,165,682)	—	—	(919,295)
Forward foreign currency contracts	—	2,871,508	—	—	—	2,871,508
Total	$(1,227,663)	$2,918,534	$8,178,257	$(145,593)	$—	$9,723,535

(A)	Included within Net realized gain (loss) on Investments in the Consolidated Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Consolidated Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2019.

Purchased Options and Swaptions at value		Written Options and Swaptions at value		Swap Agreements at Notional Amount	Futures Contracts at Notional Amount		Forward Foreign Currency Contracts at Contract Amount
Calls	Puts	Calls	Puts		Long	Short	Purchased	Sold	Cross Currency
$ 5,025,175	$ 422,711	$ (1,583,874)	$ (5,454,540)	$ 148,573,567	$ 133,520,750	$ (47,779,727)	$ 152,964,178	$ 84,395,497	$ 4,450,308

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation VP

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Consolidated Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Consolidated Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

The following is a summary of the Portfolio OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2019. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Consolidated Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Consolidated Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Consolidated Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented within Consolidated Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Consolidated Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
Bank of America, N.A.	$434,491	$(120,376)	$—	$314,115	$120,376	$(120,376)	$—	$—
Barclays Bank PLC	280,356	(280,356)	—	—	537,689	(280,356)	(257,333)	—
BNP Paribas	481,767	(306,963)	(120,000)	54,804	306,963	(306,963)	—	—
Citibank, N.A.	1,447,139	(861,511)	(439,999)	145,629	861,511	(861,511)	—	—
Credit Suisse International	288,460	(288,460)	—	—	314,404	(288,460)	—	25,944
Deutsche Bank AG	257,450	(257,450)	—	—	263,437	(257,450)	(5,987)	—
Goldman Sachs & Co.	110,693	(1)	(110,692)	—	1	(1)	—	—
Goldman Sachs International	289,514	(215,106)	—	74,408	215,106	(215,106)	—	—
HSBC Bank USA	238,510	(3,089)	(90,000)	145,421	3,089	(3,089)	—	—
JPMorgan Chase Bank, N.A.	3,012,974	(781,653)	(110,000)	2,121,321	781,653	(781,653)	—	—
Morgan Stanley Captial Services, Inc.	1,548,381	(1,302,595)	(245,786)	—	1,302,595	(1,302,595)	—	—
Nomura International PLC	307,117	(197,916)	(80,000)	29,201	197,916	(197,916)	—	—
Societe Generale	502,596	(33,888)	(220,000)	248,708	33,888	(33,888)	—	—
State Street Bank & Trust Co.	—	—	—	—	213,496	—	—	213,496
UBS AG	319,737	(319,737)	—	—	605,174	(319,737)	(285,437)	—
Other Derivatives (C)	3,630,127	—	—	3,630,127	2,701,270	—	—	2,701,270

Total	$13,149,312	$(4,969,101)	$(1,416,477)	$6,763,734	$8,458,568	$(4,969,101)	$(548,757)	$2,940,710

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Consolidated Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation VP

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives, which includes future contracts, exchange-traded options and exchange-traded swap agreements, are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented within the Consolidated Schedule of Investments.

8. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Emerging market risk: Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems and regulatory and accounting standards that are less fully developed, and that can be expected to be less stable. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility. The Portfolio may be required to establish special custody or other arrangements before investing in emerging market countries. An investment in emerging market securities should be considered speculative.

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the Portfolio may invest may have markets that are less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

LIBOR Risk: Many financial instruments, financings or other transactions to which the Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). LIBOR is widely used in financial markets. In July 2017, the United Kingdom’s financial regulatory body announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Portfolio’s performance or NAV.

9. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Consolidated Statement of Operations.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation VP

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

9. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Consolidated Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $3 billion	0.71%
Over $3 billion up to $5 billion	0.70
Over $5 billion	0.69

The Subsidiary entered into a separate contract with TAM for the management of the Subsidiary pursuant to which the Subsidiary pays TAM a fee that is the same, as a percentage of net assets, as the management fee of the Portfolio. TAM has contractually agreed to waive a portion of the Portfolio’s management fee in an amount equal to the management fee paid to TAM by the Subsidiary. This management fee waiver, which is reflected in Expense waiver and/or reimbursement within the Consolidated Statement of Operations, may not be discontinued by TAM as long as its contract with the Subsidiary is in place.

For the year ended December 31, 2019, the amount waived is $103,847 for the Subsidiary and is not subject to recapture.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Consolidated Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.90%	May 1, 2020
Service Class	1.15	May 1, 2020

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the thirty-six months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2019 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2019, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2020. Prior to

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation VP

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

9. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Consolidated Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2019, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Consolidated Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Consolidated Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Consolidated Statement of Assets and Liabilities. For the year ended December 31, 2019, amounts included in Trustees, CCO and deferred compensation fees within the Consolidated Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2019.

10. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2019, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 1,090,834,226	$ 1,652,783,907	$ 1,186,913,152	$ 1,859,633,185

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Consolidated Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, forward contracts mark to market, futures contracts mark to market, passive foreign investment company un-reversed inclusions, defaulted bond income accruals, premium amortization accruals, convertible preferred stock interest accruals, current year future straddle loss deferral and subpart F income. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation VP

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gains and losses, passive foreign investment company gains and losses, partnership basis adjustments, premium amortization, the reversal of book income from Cayman subsidiary and TIPS adjustments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings (Accumulated Losses)
$ 385,886	$ (385,886)

As of December 31, 2019, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,620,140,676	$ 165,167,764	$ (26,999,263)	$ 138,168,501

As of December 31, 2019, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2019, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Consolidated Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2019 and 2018 are as follows:

2019 Distributions Paid From			2018 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 19,869,093	$ 78,254,615	$ —	$ 48,635,049	$ —	$ —

As of December 31, 2019, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 59,644,177	$ 16,392,615	$ —	$ —	$ 2,529,905	$ 137,737,039

12. CHANGE IN ACCOUNTING PRINCIPLE

The Portfolio has adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2017-08 “Premium Amortization of Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Portfolio has changed the amortization period for the premium on certain purchased callable debt securities with explicit non-contingent call features to the earliest call date.

It is impracticable to evaluate the effect on individual prior periods, therefore the Portfolio applied the amendments on a modified retrospective basis by recognizing a cumulative effect adjustment that decreased the beginning of period cost of investments and increased the unrealized appreciation on investments by $27,280. This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total accumulated earnings (loss) or the net asset value of the Portfolio’s financial statements.

13. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation VP

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

13. NEW ACCOUNTING PRONOUNCEMENT (continued)

measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and has early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

14. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

15. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as sub-adviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties have been deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock Global Allocation VP

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Transamerica BlackRock Global Allocation VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the consolidated schedule of investments, as of December 31, 2019, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2019, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2020

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Allocation VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $78,254,615 for the year ended December 31, 2019.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Real Estate Securities VP

(unaudited)

MARKET ENVIRONMENT

Global real-estate stocks finished the year outperforming bonds but trailing strong equity markets. On the secular front, communications infrastructure and warehouse real estate investment trust (“REITs”) outperformed, while retail REITs underperformed. The outperformance of defensive sectors like manufactured housing and single-family-for-rent relative to the shorter-duration, more economically sensitive lodging sector is due in part to lower long-term bond yields as well as expectations for a continued low-growth economic environment.

Real Estate companies had strong performance across regions in 2019 as a result of strong macro fundamentals and a dovish tone on interest rates by the U.S. Federal Reserve (“Fed”). In Asia-Pacific (“APAC”), market volatility through the year was largely attributable to the progress of the U.S.-China trade talks, concerns around a slowing global economy and onset of protests in Hong Kong. In the UK, the year was dominated by Brexit. There were numerous twists and turns in the process with two extensions, failed Parliamentary votes, proposed votes of no confidence and a snap election. These headwinds were eased by renewed optimism with the progress of a “Phase One Trade Deal”, a mild shift towards policy easing in China, continued accommodative monetary policies by central banks and the victory of the Conservatives in the UK elections. With a majority government, the Conservatives have a clear mandate to work towards Brexit and with a proposed deal passed in Parliament, the probability of a hard Brexit decreased at the end of 2019, giving the market in the UK more confidence about the future.

PERFORMANCE

For the year ended December 31, 2019, Transamerica BlackRock Global Real Estate Securities VP, Initial Class returned 25.19%. By comparison, its benchmark, the S&P Developed Property Net Total Return Index, returned 21.70%.

STRATEGY REVIEW

During the fiscal year, the Transamerica BlackRock Global Estate Securities VP (“the Portfolio”) outperformed the S&P Developed Property Net Total Return Index (“the benchmark”).

On a regional level, the returns for the benchmark and the Portfolio were positive across the three regions; Europe, Middle East and Africa (“EMEA”), Americas (U.S. and Canada) and APAC. Drivers of positive relative performance for the period included stock selection in U.S. Triple Net, U.S. Specialty, Japanese REITs, U.S. Office, Hong Kong Developers, U.S. Industrial, U.S. Lodging and Singapore REITs. Detractors included, U.S. Healthcare, U.S. Retail, Switzerland, Israel, and Japanese Developers.

In the North America region, we maintained a number of core positions in the Portfolio, including the leading life sciences platform Alexandria Real Estate Equities, Inc., REIT and Extra Space Storage, Inc., REIT -a storage business that we view as best positioned to deliver favorable value-creation relative to its peers. In the APAC region, amid increased uncertainty around the progress of the protests in Hong Kong, we neutralized the underweight position during the quarter by increasing ownership in existing and relatively more defensive names like CK Asset Holdings, Ltd. and Link REIT. Profit taking following a positive performance in names such as GLP through the third quarter led to an underweight in Japan REITs. In the EMEA region, we selected stocks within the UK which we deemed to be less exposed to the downside risk of a hard Brexit, such as the healthcare, industrial and residential sectors. The UK based Grainger PLC and Segro PLC, REIT were two of the largest contributors to relative performance within the region.

During the fiscal year, the Portfolio used derivatives. These positions added to performance.

Alastair Gillespie, CFA

Mark Howard-Johnson, CFA

James Wilkinson

Co-Portfolio Managers

BlackRock Investment Management, LLC

BlackRock International Limited

BlackRock (Singapore) Limited

Asset Allocation	Percentage of Net Assets
Common Stocks	98.2%
Other Investment Company	2.0
Repurchase Agreement	1.7
Net Other Assets (Liabilities)^	(1.9)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Real Estate Securities VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	25.19%	4.62%	7.28%	05/01/1998
S&P Developed Property Net Total Return Index (A)	21.70%	5.82%	8.67%
Service Class	24.88%	4.35%	7.01%	05/01/2003

(A) The S&P Developed Property Net Total Return Index defines and measures the investable universe of publicly traded property companies domiciled in developed markets.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in real estate poses certain risks related to overall and specific economic conditions, credit risk, interest rate fluctuations, as well as risks related to an individual property due to extended vacancies and uninsured damage losses from natural disasters.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

A portfolio that concentrates all or large portion of its assets in a single economic sector, geographic region, or that lacks diversity, is inherently subject to greater volatility.

The Portfolio is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified portfolio. To the extent the Portfolio invests its assets in fewer issuers, the Portfolio will be more susceptible to negative events affecting those issuers.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Real Estate Securities VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2019, and held for the entire six-month period until December 31, 2019.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,075.60	$4.08	$1,021.30	$3.97	0.78%
Service Class	1,000.00	1,073.80	5.38	1,020.00	5.24	1.03

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Real Estate Securities VP

SCHEDULE OF INVESTMENTS

At December 31, 2019

	Shares	Value
COMMON STOCKS - 98.2%
Australia - 5.9%
Centuria Capital Group	3,493,654	$ 5,540,778
Centuria Industrial, REIT	2,127,304	4,986,070
Centuria Metropolitan, REIT	2,634,727	5,361,867
Charter Hall Group, REIT	294,534	2,290,117
Charter Hall Long Wale, REIT (A) (B) (C)	276,666	1,066,734
Dexus, REIT	1,408,988	11,568,460
Goodman Group, REIT	1,533,048	14,383,665
LendLease Group	1,101,892	13,609,247

		58,806,938

Belgium - 0.7%
Aedifica SA, REIT	51,127	6,491,924

Canada - 1.6%
Allied Properties, REIT	106,983	4,289,865
Canadian Apartment Properties, REIT	133,698	5,457,881
RioCan, REIT	297,302	6,126,681

		15,874,427

Cayman Islands - 1.3%
ESR Cayman, Ltd. (A) (D)	5,612,400	12,676,391

France - 1.1%
Unibail-Rodamco-Westfield, REIT	68,101	10,744,097

Germany - 4.1%
Godewind Immobilien AG (A) (D)	971,556	5,165,625
LEG Immobilien AG	92,764	10,955,080
TLG Immobilien AG	311,579	9,943,222
Vonovia SE	282,236	15,158,716

		41,222,643

Hong Kong - 7.1%
CK Asset Holdings, Ltd.	3,105,500	22,417,563
Kerry Properties, Ltd.	580,500	1,843,791
Link, REIT	2,068,000	21,894,691
New World Development Co., Ltd.	3,831,000	5,250,707
Sun Hung Kai Properties, Ltd.	298,000	4,562,376
Swire Properties, Ltd.	3,598,600	11,937,914
Wheelock & Co., Ltd.	561,000	3,740,096

		71,647,138

Japan - 12.6%
Daito Trust Construction Co., Ltd.	72,600	8,971,632
Daiwa House Industry Co., Ltd.	587,300	18,180,953
Hankyu Hanshin, Inc., REIT	671	1,057,143
Heiwa Real Estate, Inc., REIT	842	1,052,355
Hulic, Inc., REIT	8,893	16,140,073
Ichigo Office Investment, REIT	6,763	7,020,997
Japan Real Estate Investment Corp., REIT	1,477	9,802,097
Kenedix Office Investment Corp., REIT	1,555	12,014,393
MCUBS MidCity Investment Corp., REIT (C)	5,539	6,013,397
Mitsubishi Estate Logistics Investment Corp., REIT	1,704	5,590,870
Nippon Building Fund, Inc., REIT	1,415	10,372,304
Sumitomo Realty & Development Co., Ltd.	536,100	18,704,247
Tokyu Fudosan Holdings Corp. (C)	1,738,200	12,002,808

		126,923,269

Luxembourg - 0.9%
Aroundtown SA	1,024,992	9,206,248

	Shares	Value
COMMON STOCKS (continued)
Netherlands - 0.5%
InterXion Holding NV (A)	58,172	$ 4,875,395

New Zealand - 0.2%
Goodman Property Trust, REIT	1,569,528	2,345,665

Norway - 1.4%
Entra ASA (D)	832,996	13,770,948

Singapore - 2.2%
AIMS APAC, REIT	4,974,100	5,288,645
Cromwell European, REIT	4,342,400	2,630,270
Lendlease Global Commercial, REIT (A)	21,057,918	14,561,035

		22,479,950

Spain - 1.7%
Aedas Homes SAU (A) (D)	252,737	6,080,970
Inmobiliaria Colonial Socimi SA, REIT	894,739	11,401,222

		17,482,192

Sweden - 2.1%
Castellum AB	494,629	11,618,014
Kungsleden AB	888,343	9,332,659

		20,950,673

United Kingdom - 4.7%
Assura PLC, REIT	6,042,701	6,227,237
Derwent London PLC, REIT	215,924	11,469,117
Grainger PLC	2,129,572	8,834,842
Great Portland Estates PLC, REIT	780,369	8,889,619
Segro PLC, REIT	995,342	11,828,952

		47,249,767

United States - 50.1%
Alexandria Real Estate Equities, Inc., REIT	129,952	20,997,644
American Homes 4 Rent, Class A, REIT	697,468	18,280,636
Boston Properties, Inc., REIT	155,976	21,502,851
CareTrust, Inc., REIT	579,423	11,953,497
Cousins Properties, Inc., REIT	292,716	12,059,899
CyrusOne, Inc., REIT	118,129	7,729,180
Douglas Emmett, Inc., REIT	117,250	5,147,275
EPR Properties, REIT	195,242	13,791,895
Equinix, Inc., REIT	61,482	35,887,043
Equity Residential, REIT	364,012	29,455,851
Extra Space Storage, Inc., REIT	176,717	18,664,850
Federal Realty Investment Trust, REIT	86,739	11,165,912
Healthcare Trust of America, Inc., Class A, REIT (C)	442,924	13,411,739
Healthpeak Properties, Inc., REIT	846,196	29,168,376
Hilton Worldwide Holdings, Inc., REIT	30,294	3,359,908
Host Hotels & Resorts, Inc., REIT	1,168,895	21,683,002
Hudson Pacific Properties, Inc., REIT	216,974	8,169,071
Mid-America Apartment Communities, Inc., REIT	137,820	18,172,945
Plymouth Industrial, Inc., REIT	134,781	2,478,623
Prologis, Inc., REIT	422,892	37,696,593
Regency Centers Corp., REIT	243,094	15,336,800
Rexford Industrial Realty, Inc., REIT	421,151	19,233,966
Simon Property Group, Inc., REIT	194,577	28,984,190
Spirit Realty Capital, Inc., REIT	397,552	19,551,607
STAG Industrial, Inc., REIT	376,566	11,888,189
Sun Communities, Inc., REIT	127,757	19,176,326
UDR, Inc., REIT	436,149	20,368,158
Ventas, Inc., REIT	15,419	890,293

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Real Estate Securities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
VEREIT, Inc.	1,150,765	$ 10,633,069
VICI Properties, Inc., REIT (C)	662,079	16,916,118

		503,755,506

Total Common Stocks (Cost $917,975,392)		986,503,171

OTHER INVESTMENT COMPANY - 2.0%
Securities Lending Collateral - 2.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.56% (E)	19,683,328	19,683,328

Total Other Investment Company (Cost $19,683,328)		19,683,328

Principal	Value
REPURCHASE AGREEMENT - 1.7%

Fixed Income Clearing Corp., 0.85% (E), dated 12/31/2019, to be repurchased at $17,372,044 on 01/02/2020. Collateralized by a U.S. Government Obligation, 2.75%, due 09/15/2021, and with a value of $17,719,235.

$ 17,371,224	$ 17,371,224

Total Repurchase Agreement (Cost $17,371,224)	17,371,224

Total Investments (Cost $955,029,944)	1,023,557,723
Net Other Assets (Liabilities) - (1.9)%	(18,625,559)

Net Assets - 100.0%	$ 1,004,932,164

OVER-THE-COUNTER SWAP AGREEMENTS:

Total Return Swap Agreements
Reference Entity	Counterparty	Pay/ Receive	Expiration Date	Notional Amount		Notional Amount as a Percentage of Net Assets	Value	Net Unrealized Appreciation (Depreciation)
Contracts for Difference
Equity Securities Long (F)	GSI	Pay	01/20/2020	USD	8,712,177	0.9%	$ 8,720,631	$ 8,454

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BNP	01/15/2020	USD	279,816	AUD	412,000	$—	$(9,419)
BNP	01/15/2020	USD	8,223,026	EUR	7,387,000	—	(70,878)
BNP	01/15/2020	USD	84,824	GBP	66,000	—	(2,638)
BNP	01/15/2020	USD	478,533	HKD	3,733,000	—	(436)
BNP	01/15/2020	USD	819,832	SGD	1,116,000	—	(10,019)
BNP	01/15/2020	USD	4,893,600	THB	148,754,000	—	(74,415)
BNP	01/15/2020	JPY	343,684,000	USD	3,194,987	—	(29,188)
BNP	01/15/2020	EUR	643,000	USD	715,041	6,900	—
BNP	01/15/2020	THB	148,754,000	USD	4,908,916	59,100	—
BNP	01/15/2020	AUD	3,509,000	USD	2,402,770	60,639	—
BNP	01/15/2020	CAD	32,000	USD	24,265	380	—
BOA	01/15/2020	USD	1,232,145	AUD	1,816,000	—	(42,734)
BOA	01/15/2020	USD	593,437	CAD	788,000	—	(13,449)
BOA	01/15/2020	USD	104,447	EUR	94,000	—	(1,094)
BOA	01/15/2020	USD	1,177,340	JPY	127,565,000	4,636	(2,344)
BOA	01/15/2020	CAD	13,000	USD	9,846	166	—
BOA	01/15/2020	AUD	15,551,000	USD	10,639,534	277,673	—
BOA	01/15/2020	JPY	754,930,000	USD	6,949,457	7,784	(3,304)
BOA	01/15/2020	EUR	329,000	USD	365,757	3,634	—
BOA	01/15/2020	GBP	2,000	USD	2,623	27	—
CITI	01/15/2020	USD	1,047,624	AUD	1,520,000	—	(19,455)
CITI	01/15/2020	USD	423,145	GBP	331,000	—	(15,492)
CITI	01/15/2020	USD	177,096	HKD	1,388,000	—	(994)
CITI	01/15/2020	USD	2,977,254	JPY	325,112,000	—	(17,472)
CITI	01/15/2020	USD	1,017,742	SGD	1,385,000	—	(12,137)
CITI	01/15/2020	AUD	1,330,000	USD	898,150	35,544	—
CITI	01/15/2020	EUR	710,000	USD	788,947	8,219	—
CITI	01/15/2020	SGD	3,298,000	USD	2,425,832	26,543	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Real Estate Securities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

FORWARD FOREIGN CURRENCY CONTRACTS (continued):
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
CITI	01/15/2020	HKD	283,000	USD	36,145	$166	$—
CITI	01/15/2020	CAD	52,000	USD	39,345	703	—
CSI	01/15/2020	USD	8,422	CAD	11,000	—	(50)
GSI	01/15/2020	USD	92,424	AUD	132,000	—	(243)
GSI	01/15/2020	USD	1,325,566	HKD	10,398,000	—	(8,567)
GSI	01/15/2020	USD	1,046,974	SGD	1,426,000	—	(13,391)
GSI	01/15/2020	SGD	1,919,000	USD	1,414,566	12,392	—
GSI	01/15/2020	HKD	879,000	USD	112,440	342	—
HSBC	01/15/2020	USD	8,304,557	AUD	12,179,000	—	(245,418)
HSBC	01/15/2020	USD	3,155,399	GBP	2,486,000	—	(139,014)
HSBC	01/15/2020	USD	12,540,179	HKD	98,297,000	—	(71,976)
HSBC	01/15/2020	NOK	2,974,000	USD	333,503	5,273	—
HSBC	01/15/2020	JPY	185,035,000	USD	1,702,247	3,759	(1,581)
HSBC	01/15/2020	GBP	1,270,000	USD	1,653,409	29,578	—
HSBC	01/15/2020	EUR	696,000	USD	780,480	968	—
HSBC	01/15/2020	AUD	1,101,000	USD	752,497	20,434	—
HSBC	01/15/2020	SGD	5,744,000	USD	4,223,051	48,155	—
HSBC	01/15/2020	SEK	6,029,000	USD	638,829	5,352	—
HSBC	01/15/2020	HKD	17,714,000	USD	2,261,985	10,838	—
HSBC	01/15/2020	CAD	52,000	USD	39,298	751	—
HSBC	01/15/2020	NZD	26,000	USD	17,149	358	—
JPM	01/15/2020	USD	10,477,000	AUD	15,221,000	—	(208,539)
JPM	01/15/2020	USD	50,598	EUR	45,000	74	—
JPM	01/15/2020	USD	1,355,515	GBP	1,055,000	—	(42,557)
JPM	01/15/2020	USD	28,925,434	JPY	3,130,153,000	92,450	—
JPM	01/15/2020	USD	3,265,324	SEK	31,845,000	—	(137,222)
JPM	01/15/2020	CHF	9,532,000	USD	9,623,714	236,197	—
JPM	01/15/2020	JPY	2,527,364,000	USD	23,451,501	—	(171,027)
JPM	01/15/2020	ILS	22,941,000	USD	6,581,398	66,617	—
JPM	01/15/2020	EUR	253,000	USD	280,868	3,193	—
JPM	01/15/2020	GBP	851,000	USD	1,112,285	17,245	(1,797)
JPM	01/15/2020	CAD	182,000	USD	137,545	2,624	—
JPM	01/15/2020	NOK	6,069,000	USD	670,296	21,041	—
JPM	01/15/2020	SEK	4,641,000	USD	494,882	1,645	(650)
NOMI	01/15/2020	EUR	71,000	USD	78,929	788	—
NOMI	01/15/2020	GBP	357,000	USD	460,381	12,710	—
SSB	01/07/2020	JPY	27,581,000	USD	254,268	—	(323)
SSB	01/15/2020	USD	6,552,079	AUD	9,572,000	—	(167,714)
SSB	01/15/2020	USD	22,826	CAD	30,000	—	(279)
SSB	01/15/2020	USD	3,314	EUR	3,000	—	(54)
SSB	01/15/2020	USD	1,739,770	GBP	1,346,000	—	(43,931)
SSB	01/15/2020	USD	8,870,288	HKD	69,530,000	—	(50,871)
SSB	01/15/2020	USD	4,797,049	JPY	521,720,000	9,085	(17,788)
SSB	01/15/2020	USD	12,529,846	NOK	113,896,000	—	(444,378)
SSB	01/15/2020	USD	2,108,970	SEK	20,532,000	—	(84,814)
SSB	01/15/2020	USD	5,380,013	SGD	7,336,000	—	(74,996)
SSB	01/15/2020	CAD	706,000	USD	534,549	9,184	—
SSB	01/15/2020	ZAR	5,176,000	USD	344,708	24,106	—
SSB	01/15/2020	SGD	20,085,000	USD	14,695,613	239,480	—
SSB	01/15/2020	NZD	1,431,000	USD	909,578	53,981	—
SSB	01/15/2020	EUR	2,834,000	USD	3,168,470	13,535	(74)
SSB	01/15/2020	AUD	3,338,000	USD	2,296,211	47,151	—
SSB	01/15/2020	GBP	581,000	USD	759,915	10,019	—
SSB	01/15/2020	JPY	1,246,484,000	USD	11,454,560	34,916	(7,656)
SSB	01/15/2020	SEK	10,581,000	USD	1,105,253	25,296	—
UBS	01/15/2020	USD	684	AUD	1,000	—	(18)
UBS	01/15/2020	USD	14,510	CAD	19,000	—	(123)
UBS	01/15/2020	USD	2,108,875	HKD	16,439,000	—	(358)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Real Estate Securities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

FORWARD FOREIGN CURRENCY CONTRACTS (continued):
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
UBS	01/15/2020	JPY	761,005,000	USD	7,001,657	$8,704	$(465)
UBS	01/15/2020	AUD	949,000	USD	652,557	13,666	—
UBS	01/15/2020	HKD	1,102,000	USD	140,766	628	—
UBS	01/15/2020	SGD	897,000	USD	657,180	9,824	—
UBS	01/15/2020	EUR	582,000	USD	643,532	9,919	—
UBS	01/15/2020	GBP	340,000	USD	439,421	11,142	—
UBS	01/15/2020	NOK	1,962,000	USD	215,758	7,739	—
UBS	01/15/2020	SEK	4,463,000	USD	474,437	2,422	—

Total						$1,615,695	$(2,261,342)

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Equity Real Estate Investment Trusts	72.2%	$738,763,041
Real Estate Management & Development	22.9	233,964,049
Capital Markets	0.5	5,540,778
IT Services	0.5	4,875,395
Hotels, Restaurants & Leisure	0.3	3,359,908

Investments	96.4	986,503,171
Short-Term Investments	3.6	37,054,552

Total Investments	100.0%	$1,023,557,723

SECURITY VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$524,505,328	$461,997,843	$—	$986,503,171
Other Investment Company	19,683,328	—	—	19,683,328
Repurchase Agreement	—	17,371,224	—	17,371,224

Total Investments	$544,188,656	$479,369,067	$—	$1,023,557,723

Other Financial Instruments
Over-the-Counter Total Return Swap Agreements - CFD	$—	$8,454	—	$8,454
Forward Foreign Currency Contracts (H)	—	1,615,695	$—	1,615,695

Total Other Financial Instruments	$—	$1,624,149	$—	$1,624,149

LIABILITIES
Other Financial Instruments
Forward Foreign Currency Contracts (H)	$—	$(2,261,342)	$—	$(2,261,342)

Total Other Financial Instruments	$—	$(2,261,342)	$—	$(2,261,342)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2019, the value of the security is $65,648, representing less than 0.1% of the Portfolio’s net assets.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $19,038,748. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Real Estate Securities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(D)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, the total value of 144A securities is $37,693,934, representing 3.8% of the Portfolio’s net assets.
(E)	Rates disclosed reflect the yields at December 31, 2019.
(F)	The Portfolio receives or pays the total return on a portfolio of long positions underlying the total return swap. In addition, the Portfolio pays or receives a variable rate of interest, based on a specific benchmark, with an average spread of 20 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The specified benchmark used in determining the variable rate of interest is the Federal Funds Rate.
(G)	There were no transfers in or out of Level 3 during the year ended December 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(H)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
ILS	Israel New Shekel
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
USD	United States Dollar
ZAR	South African Rand

COUNTERPARTY ABBREVIATIONS:

BNP	BNP Paribas
BOA	Bank of America, N.A.
CITI	Citibank, N.A.
CSI	Credit Suisse International
GSI	Goldman Sachs International
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank, N.A.
NOMI	Nomura International PLC
SSB	State Street Bank & Trust Co.
UBS	UBS AG

PORTFOLIO ABBREVIATION:

REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Real Estate Securities VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2019

Assets:
Investments, at value (cost $937,658,720) (including securities loaned of $19,038,748)	$1,006,186,499
Repurchase agreement, at value (cost $17,371,224)	17,371,224
Foreign currency, at value (cost $3,328)	3,358
Receivables and other assets:
Investments sold	1,362,126
Net income from securities lending	3,771
Shares of beneficial interest sold	10,053
Dividends	3,568,901
Interest	410
Tax reclaims	123,859
Unrealized appreciation on OTC swap agreements - CFD	8,454
Unrealized appreciation on forward foreign currency contracts	1,615,695

Total assets	1,030,254,350

Liabilities:
Cash collateral received upon return of:
Securities on loan	19,683,328
Cash collateral at broker for:
OTC derivatives (A)	10,000
Payables and other liabilities:
Investments purchased	2,358,902
Shares of beneficial interest redeemed	153,867
Due to custodian	60,000
Investment management fees	627,056
Distribution and service fees	20,945
Transfer agent costs	1,398
Trustees, CCO and deferred compensation fees	2,137
Audit and tax fees	16,394
Custody fees	55,128
Legal fees	9,778
Printing and shareholder reports fees	46,642
Other accrued expenses	15,269
Unrealized depreciation on forward foreign currency contracts	2,261,342

Total liabilities	25,322,186

Net assets	$1,004,932,164

Net assets consist of:
Capital stock ($0.01 par value)	$746,453
Additional paid-in capital	871,547,704
Total distributable earnings (accumulated losses)	132,638,007

Net assets	$1,004,932,164

Net assets by class:
Initial Class	$907,719,644
Service Class	97,212,520

Shares outstanding:
Initial Class	67,747,422
Service Class	6,897,879

Net asset value and offering price per share:
Initial Class	$13.40
Service Class	14.09

(A)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.

STATEMENT OF OPERATIONS

For the year ended December 31, 2019

Investment Income:
Dividend income	$28,457,569
Interest income	388,979
Net income from securities lending	89,169
Withholding taxes on foreign income	(1,535,979)

Total investment income	27,399,738

Expenses:
Investment management fees	6,772,389
Distribution and service fees:
Service Class	221,180
Transfer agent costs	14,294
Trustees, CCO and deferred compensation fees	29,158
Audit and tax fees	32,607
Custody fees	81,059
Legal fees	52,293
Printing and shareholder reports fees	68,179
Other	240,305

Total expenses	7,511,464

Net investment income (loss)	19,888,274

Net realized gain (loss) on:
Investments	69,317,013
Swap agreements	1,602,389
Forward foreign currency contracts	(169,478)
Foreign currency transactions	(240,567)

Net realized gain (loss)	70,509,357

Net change in unrealized appreciation (depreciation) on:
Investments	87,508,062
Swap agreements	8,454
Forward foreign currency contracts	(857,119)
Translation of assets and liabilities denominated in foreign currencies	(7,709)

Net change in unrealized appreciation (depreciation)	86,651,688

Net realized and change in unrealized gain (loss)	157,161,045

Net increase (decrease) in net assets resulting from operations	$177,049,319

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Real Estate Securities VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2019	December 31, 2018
From operations:
Net investment income (loss)	$19,888,274	$5,964,778
Net realized gain (loss)	70,509,357	(13,093,501)
Net change in unrealized appreciation (depreciation)	86,651,688	(29,809,443)

Net increase (decrease) in net assets resulting from operations	177,049,319	(36,938,166)

Dividends and/or distributions to shareholders:
Initial Class	(7,907,278)	(12,583,227)
Service Class	(528,742)	(7,170,592)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(8,436,020)	(19,753,819)

Capital share transactions:
Proceeds from shares sold:
Initial Class	465,015,611	278,423,865
Service Class	9,739,608	1,786,196

	474,755,219	280,210,061

Dividends and/or distributions reinvested:
Initial Class	7,907,278	12,583,227
Service Class	528,742	7,170,592

	8,436,020	19,753,819

Cost of shares redeemed:
Initial Class	(69,278,257)	(74,043,149)
Service Class	(8,870,552)	(14,752,171)

	(78,148,809)	(88,795,320)

Net increase (decrease) in net assets resulting from capital share transactions	405,042,430	211,168,560

Net increase (decrease) in net assets	573,655,729	154,476,575

Net assets:
Beginning of year	431,276,435	276,799,860

End of year	$1,004,932,164	$431,276,435

Capital share transactions - shares:
Shares issued:
Initial Class	39,787,041	24,095,840
Service Class	726,891	139,160

	40,513,932	24,235,000

Shares reinvested:
Initial Class	620,179	1,078,254
Service Class	39,400	584,400

	659,579	1,662,654

Shares redeemed:
Initial Class	(5,449,383)	(5,854,883)
Service Class	(678,311)	(1,163,622)

	(6,127,694)	(7,018,505)

Net increase (decrease) in shares outstanding:
Initial Class	34,957,837	19,319,211
Service Class	87,980	(440,062)

	35,045,817	18,879,149

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Real Estate Securities VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of year	$10.80	$13.15	$12.26	$12.39		$13.06

Investment operations:
Net investment income (loss) (A)	0.27	0.24	0.22	0.31	(B)	0.22
Net realized and unrealized gain (loss)	2.44	(1.48)	1.14	(0.22)		(0.30)

Total investment operations	2.71	(1.24)	1.36	0.09		(0.08)

Dividends and/or distributions to shareholders:
Net investment income	(0.11)	(1.11)	(0.47)	(0.22)		(0.59)

Net asset value, end of year	$13.40	$10.80	$13.15	$12.26		$12.39

Total return	25.19%	(10.09)%	11.32%	0.62%		(0.60)%

Ratio and supplemental data:
Net assets end of year (000’s)	$907,719	$353,992	$177,075	$370,080		$274,688
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.78%	0.92%	0.92%	0.89%		0.89%
Including waiver and/or reimbursement and recapture	0.78%	0.91%	0.92%	0.87	%(B)	0.89%
Net investment income (loss) to average net assets	2.17%	2.03%	1.66%	2.45	%(B)	1.66%
Portfolio turnover rate	93%	241%	119%	46%		56%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of year	$11.35	$13.76	$12.81	$12.93		$13.61

Investment operations:
Net investment income (loss) (A)	0.24	0.26	0.16	0.31	(B)	0.19
Net realized and unrealized gain (loss)	2.58	(1.60)	1.23	(0.24)		(0.31)

Total investment operations	2.82	(1.34)	1.39	0.07		(0.12)

Dividends and/or distributions to shareholders:
Net investment income	(0.08)	(1.07)	(0.44)	(0.19)		(0.56)

Net asset value, end of year	$14.09	$11.35	$13.76	$12.81		$12.93

Total return	24.88%	(10.33)%	11.01%	0.42%		(0.87)%

Ratio and supplemental data:
Net assets end of year (000’s)	$97,213	$77,284	$99,725	$95,835		$102,053
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.03%	1.17%	1.17%	1.14%		1.14%
Including waiver and/or reimbursement and recapture	1.03%	1.16%	1.17%	1.13	%(B)	1.14%
Net investment income (loss) to average net assets	1.82%	2.06%	1.23%	2.33	%(B)	1.38%
Portfolio turnover rate	93%	241%	119%	46%		56%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2019

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Global Real Estate Securities VP (the “Portfolio”) is a series of TST and is classified as non-diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: The Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2019 by the Portfolio.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2019, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SECURITY VALUATION (continued)

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2019, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2019, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2019.

Repurchase agreements at December 31, 2019, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities on non-U.S. fixed income investments, as well as on securities traded on U.S. exchanges. Loan counterparties pledge cash collateral with a value of at least 105% of the current value of the loaned securities for non-U.S. equity positions. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio (the “Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2019; however no individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2019, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2019.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$19,683,328	$—	$—	$—	$19,683,328
Total Borrowings	$19,683,328	$—	$—	$—	$19,683,328

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2019, if any, are listed within the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2019.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
OTC swaps:
OTC swap agreements, at value	$—	$—	$8,454	$—	$—	$8,454
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	—	1,615,695	—	—	—	1,615,695
Total	$—	$1,615,695	$8,454	$—	$—	$1,624,149

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	$—	$(2,261,342)	$—	$—	$—	$(2,261,342)
Total	$—	$(2,261,342)	$—	$—	$—	$(2,261,342)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2019.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Swap agreements	$—	$—	$1,602,389	$—	$—	$1,602,389
Forward foreign currency contracts	—	(169,478)	—	—	—	(169,478)
Total	$—	$(169,478)	$1,602,389	$—	$—	$1,432,911

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Swap agreements	$—	$—	$8,454	$—	$—	$8,454
Forward foreign currency contracts	—	(857,119)	—	—	—	(857,119)
Total	$—	$(857,119)	$8,454	$—	$—	$(848,665)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2019.

Swap Agreements at Notional Amount	Forward Foreign Currency Contracts at Contract Amount
	Purchased	Sold
$ 9,527,678	$ 116,185,201	$ 104,299,112

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

The following is a summary of the Portfolio OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2019. For

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
Bank of America, N.A.	$293,920	$(62,925)	$—	$230,995	$62,925	$(62,925)	$—	$—
BNP Paribas	127,019	(127,019)	—	—	196,993	(127,019)	—	69,974
Citibank, N.A.	71,175	(65,550)	—	5,625	65,550	(65,550)	—	—
Credit Suisse International	—	—	—	—	50	—	—	50
Goldman Sachs International	21,188	(21,188)	—	—	22,201	(21,188)	—	1,013
HSBC Bank USA	125,466	(125,466)	—	—	457,989	(125,466)	—	332,523
JPMorgan Chase Bank, N.A.	441,086	(441,086)	—	—	561,792	(441,086)	—	120,706
Nomura International PLC	13,498	—	—	13,498	—	—	—	—
State Street Bank & Trust Co.	466,753	(466,753)	—	—	892,878	(466,753)	—	426,125
UBS AG	64,044	(964)	—	63,080	964	(964)	—	—

Total	$1,624,149	$(1,310,951)	$—	$313,198	$2,261,342	$(1,310,951)	$—	$950,391

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

7. RISK FACTOR

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Real estate investment trusts (“REIT”) and real estate risk: Investing in real estate investment trusts “REITs” involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $250 million	0.77%
Over $250 million up to $500 million	0.75
Over $500 million up to $750 million	0.70
Over $750 million	0.68

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	1.00%	May 1, 2020
Service Class	1.25	May 1, 2020

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the thirty-six months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2019 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2019, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2020. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2019, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2019, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2019.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2019, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 1,234,711,468	$ —	$ 821,134,099	$ —

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, forward contracts mark-to-market, CFD swap mark-to-market and passive foreign investment company un-reversed inclusion. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gain and losses, OTC dividend income, passive foreign investment company gains and losses, prior period adjustments and reversal of REIT adjustments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2019, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 969,053,308	$ 72,666,389	$ (18,072,665)	$ 54,593,724

As of December 31, 2019, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2019, the capital loss carryforwards utilized or expired are $17,558,291.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2019 and 2018 are as follows:

2019 Distributions Paid From			2018 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 8,436,020	$ —	$ —	$ 19,753,819	$ —	$ —

As of December 31, 2019, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 72,361,738	$ 5,673,583	$ —	$ —	$ —	$ 54,602,686

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and has early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

13. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

13. LEGAL PROCEEDINGS (continued)

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as sub-adviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties have been deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock Global Real Estate Securities VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock Global Real Estate Securities VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2020

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Global Real Estate Securities VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For dividends paid during the year ended December 31, 2019, the Portfolio designated $3,045,054 of qualified dividend income.

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2019.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Government Money Market VP

Asset Allocation	Percentage of Net Assets
Short-Term U.S. Government Agency Obligations	38.5%
Repurchase Agreements	33.8
U.S. Government Agency Obligations	17.3
U.S. Government Obligations	6.7
Short-Term U.S. Government Obligations	3.6
Net Other Assets (Liabilities)	0.1
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Portfolio Characteristics	Years
Average Maturity §	0.26
Duration †	0.11
§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Government Money Market VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2019, and held for the entire six-month period until December 31, 2019.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,008.50	$1.47	$1,023.70	$1.48	0.29%
Service Class	1,000.00	1,007.30	2.73	1,022.50	2.75	0.54

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Government Money Market VP

SCHEDULE OF INVESTMENTS

At December 31, 2019

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - 17.3%
Federal Agricultural Mortgage Corp.
SOFR + 0.05%, 1.59% (A), 08/26/2020, MTN	$ 4,500,000	$ 4,500,000
1-Month LIBOR - 0.07%, 1.71% (A), 01/24/2020, MTN	10,000,000	10,000,000
Federal Farm Credit Banks
SOFR + 0.08%, 1.62% (A), 11/27/2020	340,000	340,000
SOFR + 0.11%, 1.65% (A), 01/15/2021	1,795,000	1,795,000
1-Month LIBOR - 0.04%, 1.70% (A), 04/15/2020	11,500,000	11,500,162
SOFR + 0.19%, 1.73% (A), 11/18/2021	1,030,000	1,030,000
1-Month LIBOR - 0.01%, 1.74% (A), 06/18/2020	665,000	664,994
3-Month Treasury Money Market Yield + 0.23%, 1.75% (A), 07/08/2021	1,240,000	1,240,000
1-Month LIBOR, 1.76% (A), 03/17/2021	1,485,000	1,484,886
3-Month Treasury Money Market Yield + 0.26%, 1.79% (A), 06/17/2021	2,230,000	2,229,678
1-Month LIBOR + 0.11%, 1.82% (A), 07/09/2021	545,000	545,000
1-Month LIBOR + 0.13%, 1.84% (A), 10/08/2021	410,000	410,000
1-Month LIBOR + 0.11%, 1.85% (A), 11/12/2021	615,000	615,000
1.93% (A), 09/23/2021	2,000,000	2,000,000
Federal Home Loan Banks
SOFR + 0.03%, 1.57% (A), 08/21/2020	685,000	685,000
SOFR + 0.04%, 1.58% (A), 02/09/2021	845,000	845,000
SOFR + 0.05%, 1.59% (A), 01/22/2021	855,000	855,000
SOFR + 0.08%, 1.62% (A), 07/24/2020 - 07/23/2021	3,730,000	3,730,000
SOFR + 0.09%, 1.63% (A), 09/10/2021	6,030,000	6,030,000
SOFR + 0.11%, 1.65% (A), 10/01/2020	2,535,000	2,535,000
SOFR + 0.12%, 1.66% (A), 10/07/2020 - 03/12/2021	3,745,000	3,745,000
1-Month LIBOR - 0.03%, 1.66% (A), 08/04/2020	1,610,000	1,610,000
SOFR + 0.13%, 1.67% (A), 10/16/2020	8,730,000	8,730,000
3-Month LIBOR - 0.23%, 1.68% (A), 02/10/2020	16,000,000	16,000,000
1-Month LIBOR - 0.04%, 1.70% (A), 04/17/2020	4,270,000	4,269,633
1-Month LIBOR + 0.01%, 1.72% (A), 07/10/2020	4,510,000	4,510,000
3-Month LIBOR - 0.13%, 1.80% (A), 12/21/2020	3,685,000	3,685,000
2.63%, 10/01/2020	1,365,000	1,374,844

Total U.S. Government Agency Obligations (Cost $96,959,197)		96,959,197

U.S. GOVERNMENT OBLIGATIONS - 6.7%
U.S. Treasury - 6.7%
U.S. Treasury Floating Rate Note
3-Month Treasury Money Market Yield + 0.03%, 1.56% (A), 04/30/2020	9,355,000	9,355,773
3-Month Treasury Money Market Yield + 0.04%, 1.57% (A), 07/31/2020	1,390,000	1,389,155
3-Month Treasury Money Market Yield + 0.12%, 1.64% (A), 01/31/2021	3,500,000	3,498,766

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Floating Rate Note (continued)
3-Month Treasury Money Market Yield + 0.14%, 1.66% (A), 04/30/2021	$ 470,000	$ 469,492
3-Month Treasury Money Market Yield + 0.22%, 1.75% (A), 07/31/2021	8,000,000	7,996,693
3-Month Treasury Money Market Yield + 0.30%, 1.83% (A), 10/31/2021	1,630,000	1,631,775
U.S. Treasury Note
1.50%, 05/15/2020 - 05/31/2020	1,360,000	1,357,506
1.63%, 06/30/2020 - 11/30/2020	710,000	709,638
2.00%, 11/30/2020	2,680,000	2,688,500
2.25%, 03/31/2020	1,090,000	1,090,526
2.38%, 04/30/2020 - 12/31/2020	2,665,000	2,671,616
2.50%, 12/31/2020	955,000	962,891
2.63%, 11/15/2020	470,000	473,877
3.50%, 05/15/2020	3,470,000	3,491,264

Total U.S. Government Obligations (Cost $37,787,472)		37,787,472

SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS - 38.5%
Federal Farm Credit Bank Discount Notes
1.64% (B), 08/14/2020 - 09/28/2020	3,420,000	3,383,067
1.86% (B), 06/30/2020	1,930,000	1,912,437
1.90% (B), 06/26/2020	5,555,000	5,504,746
2.07% (B), 03/03/2020	2,085,000	2,077,747
2.13% (B), 01/23/2020 - 01/29/2020	2,030,000	2,027,130
2.36% (B), 03/10/2020	4,350,000	4,330,908
2.39% (B), 03/24/2020	3,585,000	3,565,907
2.43% (B), 02/21/2020	2,205,000	2,197,659
2.45% (B), 02/04/2020	2,330,000	2,324,785
2.50% (B), 01/17/2020	3,800,000	3,795,913
Federal Farm Credit Banks
1-Month LIBOR - 0.05%, 1.64% (A), 02/04/2020	7,000,000	7,000,000
Federal Home Loan Bank Discount Notes
1.57% (B), 01/03/2020 - 02/07/2020	9,060,000	9,046,639
1.59% (B), 01/15/2020 - 06/05/2020	7,250,000	7,224,992
1.60% (B), 02/14/2020 - 05/13/2020	23,360,000	23,260,765
1.61% (B), 01/22/2020 - 03/18/2020	22,105,000	22,045,485
1.62% (B), 04/06/2020 - 07/06/2020	5,105,000	5,073,384
1.63% (B), 06/26/2020 - 08/14/2020	3,730,000	3,693,657
1.65% (B), 01/27/2020 - 04/24/2020	18,095,000	18,067,068
1.66% (B), 01/29/2020	9,000,000	8,988,612
1.67% (B), 04/15/2020	3,295,000	3,279,258
1.68% (B), 01/22/2020 - 01/24/2020	6,020,000	6,014,092
1.69% (B), 01/21/2020	3,840,000	3,836,469
1.71% (B), 01/08/2020 - 01/15/2020	10,335,000	10,329,874
1.72% (B), 04/08/2020	3,720,000	3,702,936
1.74% (B), 01/03/2020	3,650,000	3,649,653
1.86% (B), 02/13/2020	1,020,000	1,017,777
1.90% (B), 03/13/2020	3,160,000	3,148,270
1.93% (B), 03/18/2020 - 03/20/2020	3,120,000	3,107,147
2.01% (B), 02/07/2020	2,125,000	2,120,719
2.08% (B), 01/22/2020	3,560,000	3,555,784
2.14% (B), 01/08/2020	3,905,000	3,903,417
Federal Home Loan Banks
SOFR + 0.01%, 1.55% (A), 01/24/2020 - 02/21/2020	3,435,000	3,435,000

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Government Money Market VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Banks (continued)
1.56% (B), 05/01/2020	$ 3,270,000	$ 3,269,425
SOFR + 0.02%, 1.56% (A), 05/22/2020	1,250,000	1,250,000
SOFR + 0.04%, 1.58% (A), 06/19/2020	1,140,000	1,140,000
SOFR + 0.05%, 1.59% (A), 01/17/2020	2,560,000	2,560,000
1.59% (B), 05/14/2020	1,450,000	1,449,879
1.60% (B), 05/13/2020	2,075,000	2,074,942
1-Month LIBOR - 0.04%, 1.71% (A), 01/14/2020	1,540,000	1,540,000
1-Month LIBOR + 0.05%, 1.76% (A), 05/08/2020	2,290,000	2,290,000
Federal Home Loan Banks SOFR + 0.01%, 1.55% (A), 01/17/2020	2,205,000	2,205,000
Federal Home Loan Mortgage Corp. Discount Notes
1.57% (B), 05/19/2020	1,795,000	1,784,327
1.58% (B), 03/10/2020	1,780,000	1,774,712
1.67% (B), 03/18/2020	7,950,000	7,922,113
1.91% (B), 01/17/2020	910,000	909,244

Total Short-Term U.S. Government Agency Obligations (Cost $216,790,939)		216,790,939

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 3.6%
U.S. Treasury Bill
1.72% (B), 04/09/2020	2,310,000	2,299,329
1.73% (B), 04/09/2020	1,475,000	1,468,144
1.80% (B), 09/10/2020	1,275,000	1,259,408
2.09% (B), 01/02/2020	6,000,000	5,999,660
2.45% (B), 04/23/2020	9,200,000	9,131,849

Total Short-Term U.S. Government Obligations (Cost $20,158,390)		20,158,390

REPURCHASE AGREEMENTS - 33.8%
Barclays Capital, Inc., 1.55% (B), dated 12/31/2019, to be repurchased at $13,001,119 on 01/02/2020. Collateralized by U.S. Government Obligations, 2.00% - 3.38%, due 01/15/2026 - 04/15/2032, and with a total value of $13,260,115.	13,000,000	13,000,000
BNP Paribas SA, 1.56% (B), dated 12/31/2019, to be repurchased at $1,000,087 on 01/02/2020. Collateralized by U.S. Government Obligations, 0.00% - 2.50%, due 01/16/2020 - 02/15/2040, and with a total value of $1,020,000.	1,000,000	1,000,000
BNP Paribas SA, 1.58% (B), dated 12/31/2019, to be repurchased at $24,002,107 on 01/02/2020. Collateralized by U.S. Government Agency Obligations, 0.13% - 7.88%, due 01/15/2021 - 10/20/2048, and with a total value of $24,480,008.	24,000,000	24,000,000
Citigroup Global Markets, Inc., 1.55% (B), dated 12/31/2019, to be repurchased at $25,002,153 on 01/02/2020. Collateralized by U.S. Government Obligations, 1.00% - 3.00%, due 05/15/2045 - 08/15/2046, and with a total value of $25,500,153.	25,000,000	25,000,000

	Principal	Value

REPURCHASE AGREEMENTS (continued)

Fixed Income Clearing Corp., 0.85% (B), dated 12/31/2019, to be repurchased at $336,765 on 01/02/2020. Collateralized by a U.S. Government Obligation, 1.50%, due 08/31/2021, and with a value of $346,111.

	$ 336,749	$ 336,749
Goldman Sachs & Co., 1.55% (B), dated 12/31/2019, to be repurchased at $25,002,153 on 01/02/2020. Collateralized by a U.S. Government Obligation, 0.00%, due 02/15/2036, and with a value of $25,500,044.	25,000,000	25,000,000
Goldman Sachs & Co., 1.57% (B), dated 12/31/2019, to be repurchased at $5,000,436 on 01/02/2020. Collateralized by U.S. Government Agency Obligations, 3.50% - 5.00%, due 02/01/2041 - 06/20/2047, and with a total value of $5,105,512.	5,000,000	5,000,000
JPMorgan Chase & Co., 1.55% (B), dated 12/31/2019, to be repurchased at $10,000,861 on 01/02/2020. Collateralized by U.S. Government Obligations, 0.00% - 6.88%, due 03/26/2020 - 05/15/2049, and with a total value of $10,200,000.	10,000,000	10,000,000
JPMorgan Chase & Co., 1.57% (B), dated 12/31/2019, to be repurchased at $38,003,314 on 01/02/2020. Collateralized by U.S. Government Agency Obligations, 2.43% - 8.50%, due 08/20/2026 - 04/20/2069, and with a total value of $38,760,000.	38,000,000	38,000,000
Merrill Lynch & Co., Inc., 1.55% (B), dated 12/31/2019, to be repurchased at $15,001,292 on 01/02/2020. Collateralized by U.S. Government Obligations, 1.25% - 2.00%, due 07/15/2020 - 10/31/2022, and with a total value of $15,300,039.	15,000,000	15,000,000
Merrill Lynch & Co., Inc., 1.57% (B), dated 12/31/2019, to be repurchased at $1,000,087 on 01/02/2020. Collateralized by a U.S. Government Agency Obligation, 3.59%, due 11/20/2069, and with a value of $1,020,000.	1,000,000	1,000,000
Toronto-Dominion Bank, 1.55% (B), dated 12/31/2019, to be repurchased at $25,002,153 on 01/02/2020. Collateralized by a U.S. Government Obligation, 2.38%, due 03/15/2022, and with a value of $25,500,032.	25,000,000	25,000,000
Toronto-Dominion Bank, 1.57% (B), dated 12/31/2019, to be repurchased at $3,000,262 on 01/02/2020. Collateralized by a U.S. Government Obligation, 1.13%, due 02/28/2021, and with a value of $3,060,029.	3,000,000	3,000,000

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Government Money Market VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

Principal	Value

REPURCHASE AGREEMENTS (continued)

Wells Fargo Securities LLC, 1.55% (B), dated 12/31/2019, to be repurchased at $5,000,431 on 01/02/2020. Collateralized by a U.S. Government Obligation, 0.13%, due 01/15/2023, and with a value of $5,100,021.

$ 5,000,000	$ 5,000,000

Total Repurchase Agreements (Cost $190,336,749)	190,336,749

Total Investments (Cost $562,032,747)	562,032,747
Net Other Assets (Liabilities) - 0.1%	558,729

Net Assets - 100.0%	$ 562,591,476

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
U.S. Government Agency Obligations	$—	$96,959,197	$—	$96,959,197
U.S. Government Obligations	—	37,787,472	—	37,787,472
Short-Term U.S. Government Agency Obligations	—	216,790,939	—	216,790,939
Short-Term U.S. Government Obligations	—	20,158,390	—	20,158,390
Repurchase Agreements	—	190,336,749	—	190,336,749

Total Investments	$—	$562,032,747	$—	$562,032,747

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of December 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Rates disclosed reflect the yields at December 31, 2019.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
SOFR	Secured Overnight Financing Rate

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Government Money Market VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2019

Assets:
Investments, at value (cost $371,695,998)	$371,695,998
Repurchase agreement, at value (cost $190,336,749)	190,336,749
Receivables and other assets:
Shares of beneficial interest sold	381,348
Interest	347,282
Prepaid expenses	126,511

Total assets	562,887,888

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	16,364
Investment management fees	116,316
Distribution and service fees	82,678
Transfer agent costs	778
Trustees, CCO and deferred compensation fees	1,883
Audit and tax fees	13,025
Custody fees	25,879
Printing and shareholder reports fees	27,631
Other accrued expenses	11,858

Total liabilities	296,412

Net assets	$562,591,476

Net assets consist of:
Capital stock ($0.01 par value)	$5,625,992
Additional paid-in capital	556,972,094
Total distributable earnings (accumulated losses)	(6,610)

Net assets	$562,591,476

Net assets by class:
Initial Class	$176,468,095
Service Class	386,123,381

Shares outstanding:
Initial Class	176,469,480
Service Class	386,129,688

Net asset value and offering price per share:
Initial Class	$1.00
Service Class	1.00

STATEMENT OF OPERATIONS

For the year ended December 31, 2019

Investment Income:
Interest income	$12,212,087

Total investment income	12,212,087

Expenses:
Investment management fees	1,308,776
Distribution and service fees:
Service Class	915,978
Transfer agent costs	8,338
Trustees, CCO and deferred compensation fees	16,576
Audit and tax fees	20,284
Custody fees	79,572
Legal fees	43,969
Printing and shareholder reports fees	43,410
Other	45,929

Total expenses	2,482,832

Net investment income (loss)	9,729,255

Net increase (decrease) in net assets resulting from operations	$9,729,255

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Government Money Market VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2019	December 31, 2018
From operations:
Net investment income (loss)	$9,729,255	$5,815,039
Net realized gain (loss)	—	(6,632)

Net increase (decrease) in net assets resulting from operations	9,729,255	5,808,407

Dividends and/or distributions to shareholders:
Initial Class	(3,502,344)	(3,324,322)
Service Class	(6,226,912)	(2,905,507)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(9,729,256)	(6,229,829)

Capital share transactions:
Proceeds from shares sold:
Initial Class	55,719,505	114,618,218
Service Class	188,121,986	217,529,925

	243,841,491	332,148,143

Dividends and/or distributions reinvested:
Initial Class	3,502,502	3,324,322
Service Class	6,227,061	2,905,696

	9,729,563	6,230,018

Cost of shares redeemed:
Initial Class	(87,343,710)	(91,155,118)
Service Class	(178,840,079)	(178,671,335)

	(266,183,789)	(269,826,453)

Net increase (decrease) in net assets resulting from capital share transactions	(12,612,735)	68,551,708

Net increase (decrease) in net assets	(12,612,736)	68,130,286

Net assets:
Beginning of year	575,204,212	507,073,926

End of year	$562,591,476	$575,204,212

Capital share transactions - shares:
Shares issued:
Initial Class	55,719,505	114,618,218
Service Class	188,121,986	217,529,925

	243,841,491	332,148,143

Shares reinvested:
Initial Class	3,502,502	3,324,322
Service Class	6,227,061	2,905,696

	9,729,563	6,230,018

Shares redeemed:
Initial Class	(87,343,710)	(91,155,118)
Service Class	(178,840,079)	(178,671,335)

	(266,183,789)	(269,826,453)

Net increase (decrease) in shares outstanding:
Initial Class	(28,121,703)	26,787,422
Service Class	15,508,968	41,764,286

	(12,612,735)	68,551,708

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Government Money Market VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2019	December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015
Net asset value, beginning of year	$1.00	$1.00		$1.00		$1.00		$1.00

Investment operations:
Net investment income (loss) (A)	0.02	0.02		0.00	(B)	0.00	(B)(C)	0.00	(B)
Net realized and unrealized gain (loss)	—	(0.00	)(B)	0.00	(B)	—		—

Total investment operations	0.02	0.02		0.00	(B)	0.00	(B)	0.00	(B)

Dividends and/or distributions to shareholders:
Net investment income	(0.02)	(0.02)		(0.00	)(B)	(0.00	)(B)	(0.00	)(B)

Net asset value, end of year	$1.00	$1.00		$1.00		$1.00		$1.00

Total return	1.95%	1.72%		0.01%		0.01%		0.01%

Ratio and supplemental data:
Net assets end of year (000’s)	$176,468	$204,590		$178,217		$216,616		$232,137
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.29%	0.32%		0.33%		0.36%		0.42%
Including waiver and/or reimbursement and recapture	0.29%	0.32	%(D)	0.73	%(D)	0.45	%(C)(D)	0.29	%(D)
Net investment income (loss) to average net assets	1.96%	1.58%		0.22%		0.01	%(C)	0.01%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Transamerica Asset Management, Inc. and/or its affiliates voluntarily waived fees and/or reimbursed expenses in order to avoid a negative yield. Transamerica Asset Management, Inc. was entitled to recapture such amounts in certain circumstances, and amounts were so recaptured. Transamerica Asset Management, Inc. recaptured all available voluntary yield waivers as of June 30, 2018. The amounts previously recaptured under this voluntary waiver arrangement in certain cases exceeded the expense limit under the contractual expense arrangement, and Transamerica Asset Management, Inc. is developing a plan to address these amounts. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2019	December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015
Net asset value, beginning of year	$1.00	$1.00		$1.00		$1.00		$1.00

Investment operations:
Net investment income (loss) (A)	0.02	0.01		0.00	(B)	0.00	(B)(C)	0.00	(B)
Net realized and unrealized gain (loss)	—	(0.00	)(B)	0.00	(B)	—		—

Total investment operations	0.02	0.01		0.00	(B)	0.00	(B)	0.00	(B)

Dividends and/or distributions to shareholders:
Net investment income	(0.02)	(0.01)		(0.00	)(B)	(0.00	) (B)	(0.00	)(B)

Net asset value, end of year	$1.00	$1.00		$1.00		$1.00		$1.00

Total return	1.70%	0.78%		0.01%		0.01%		0.01%

Ratio and supplemental data:
Net assets end of year (000’s)	$386,123	$370,614		$328,857		$434,978		$451,031
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.54%	0.57%		0.58%		0.61%		0.67%
Including waiver and/or reimbursement and recapture	0.54%	1.05	%(D)	0.94	%(D)	0.46	%(C)(D)	0.29	%(D)
Net investment income (loss) to average net assets	1.70%	0.84%		0.01%		0.01	%(C)	0.01%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Transamerica Asset Management, Inc. and/or its affiliates voluntarily waived fees and/or reimbursed expenses in order to avoid a negative yield. Transamerica Asset Management, Inc. was entitled to recapture such amounts in certain circumstances, and amounts were so recaptured. Transamerica Asset Management, Inc. recaptured all available voluntary yield waivers as of June 30, 2018. The amounts previously recaptured under this voluntary waiver arrangement in certain cases exceeded the expense limit under the contractual expense arrangement, and Transamerica Asset Management, Inc. is developing a plan to address these amounts. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2019

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Government Money Market VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2019 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2019, is disclosed within the Security Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SECURITY VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Portfolio values all security positions using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2019, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2019.

Repurchase agreements at December 31, 2019, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Government money market fund risk: The Portfolio operates as a “government” money market portfolio under applicable federal regulations. The Portfolio continues to use the special pricing and valuation conventions that currently facilitate a stable share price of $1.00, although there is no guarantee that the Portfolio will be able to maintain a $1.00 share price. The Portfolio does not currently intend to avail itself of the ability to impose “liquidity fees” and/or “redemption gates” on fund redemptions, as permitted under the applicable regulations. However, the Board reserves the right, with notice to shareholders, to change this policy, thereby permitting the Portfolio to impose such fees and gates in the future.

LIBOR Risk: Many financial instruments, financings or other transactions to which the Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). LIBOR is widely used in financial markets. In July 2017, the United Kingdom’s financial regulatory body announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Portfolio’s performance or NAV.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $1 billion	0.24%
Over $1 billion up to $3 billion	0.22
Over $3 billion	0.21

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.48%	May 1, 2020
Service Class	0.73	May 1, 2020

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the thirty-six months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2019 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2019, there are no amounts available for recapture by TAM.

TAM, on a voluntary basis and in addition to the contractual waivers in effect from time to time, has agreed to waive fees and/or reimburse expenses of the Portfolio, or any share classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time in order to prevent a negative yield. Any such waiver or expense reimbursement may be discontinued by TAM at any time. TAM is entitled to recapture any amounts so waived or reimbursed upon the Portfolio attaining such yield as the Trust’s officers reasonably determine. TAM recaptured all available voluntary yield waivers as of June 30, 2018.

TAM is entitled to reimbursement by the Portfolio, or any share classes thereof, of the fees waived and/or expenses reimbursed by TAM or any of its affiliates to the Portfolio, or any share classes thereof, during any of the previous thirty-six months. Reimbursement is not permitted if it would result in a negative yield, but amounts recaptured in certain cases have exceeded the expense limit under the contractual expense arrangement. TAM is developing a plan to address voluntary yield waiver amounts previously recaptured in excess of the contractual expense limits.

Waived and/or reimbursed expenses related to the maintenance of yield are included in Expenses waived and/or reimbursed and amounts recaptured by TAM under the voluntary yield waiver are included in Recapture of previously waived and/or reimbursed fees, both within the Statement of Operations. The actual expense ratio of each class of the Portfolio, including any amounts waived and/or reimbursed and any amounts recaptured under the voluntary yield waiver, are shown in the Ratio and supplemental data section within the Financial Highlights.

As of December 31, 2019, there were no balances available for recapture by TAM due to the maintenance of the yield.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2020. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2019, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2019, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2019.

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2019, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 562,032,747	$ —	$ —	$ —

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2019, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 6,632	$ —

During the year ended December 31, 2019, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2019 and 2018 are as follows:

2019 Distributions Paid From			2018 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 9,729,256	$ —	$ —	$ 6,229,829	$ —	$ —

As of December 31, 2019, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 22	$ —	$ (6,632)	$ —	$ —	$ —

8. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and has early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

9. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

10. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

10. LEGAL PROCEEDINGS (continued)

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as sub-adviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties have been deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock Government Money Market VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock Government Money Market VP (formerly Transamerica AEGON Government Money Market VP) (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2020

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Government Money Market VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2019.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock iShares Edge 40 VP

(unaudited)

MARKET ENVIRONMENT

Global equity markets finished the year strong as the geopolitical risks that dominated market sentiment earlier in the year faded into the background, and rounded out 2019 with impressive gains in a year marked by slowing growth, ongoing trade wars, wavering recession fears, and escalating geopolitical tensions. Emerging markets outperformed their developed market counterparts in the fourth quarter as easing trade tensions sent Chinese, South Korean, and Taiwanese equities higher. Despite fourth quarter strength, however, emerging markets trailed U.S. and international developed equities on an annual basis. In October, the U.S. Federal Reserve (the “Fed”) cut interest rates by 0.25% for a third time during the year; however, it also signaled further cuts may be unlikely as economic data improved relative to expectations over the course of the fourth quarter. Bond markets mimicked equity market sentiment during the fourth quarter, as a steepening yield curve suggested a more positive view of the economy by investors. Government bond yields rose as prices fell during the fourth quarter, with corporate bonds tending to outperform other fixed income sectors.

U.S. equity markets rounded out the year with very strong gains. Despite lingering fears over slowing growth, the U.S. equity market rose in the fourth quarter, boosted by a “Phase One Trade Deal” announcement with China. Economic data released during the fourth quarter proved more favorable with unemployment declining to 3.5%, hitting its lowest level since 1969, and stronger-than-expected wage growth also being reported. Against this backdrop, the Value and Quality factors performed best during the fourth quarter, slightly outperforming the broader market, while the Low Size and Momentum factors tended to lag. Minimum Volatility strategies also struggled as investors shifted to a more risk-on sentiment. For 2019, the Quality factor was the top-performing factor and notably outperformed the S&P 500®.

For developed markets equities outside of the U.S., European equities bounced back from the previous quarter and posted strong returns in the fourth quarter. Stronger economic data out of Germany and news of a “Phase One Trade Deal” between the U.S. and China boosted international developed markets. In October, the European Central Bank (“ECB”) said goodbye to Mario Draghi as he handed over the ECB presidency to Christine Lagarde. In the U.K., stocks made solid gains even as Brexit and domestic political uncertainty continued to dominate headlines. December saw a victory for the incumbent Conservative Party with plans to take the country out of the European Union before the end of January 2020. The Japanese market also witnessed gains but underperformed most developed markets during both the fourth quarter and the full year. Overall, economically-sensitive sectors outperformed their defensive counterparts as investor risk appetite returned during the fourth quarter. Quality was the best performing factor in the fourth quarter and 2019, outperforming the MSCI EAFE Index in both time periods.

In the fourth quarter emerging market equities buoyed by easing geopolitical concerns and a “Phase One Trade Deal” announcement. The agreement notably benefited China, Taiwan, and Korea, whose equity markets rose upon the announcement. “Phase One Trade Deal” suspends U.S. tariffs on approximately $160 billion of Chinese imports and reduces existing tariffs on $112 billion of Chinese imports. In exchange, China will purchase more agricultural, energy and manufactured goods from the U.S. Strength in oil benefited oil-dependent nations including Russia and Colombia. Meanwhile, a stronger U.S. dollar helped South African and Brazilian markets. On the other hand, the Chilean market fell sharply as large-scale protests erupted in the country’s capital Santiago before spreading to other cities. The protests started over a spike in subway fares and have created widespread unrest in the South American country.

PERFORMANCE

For the year ended December 31, 2019, Transamerica BlackRock iShares Edge 40 VP, Initial Class returned 15.31%. By comparison, its primary and secondary benchmarks, the Dow Jones Moderately Conservative Portfolio Index and the Transamerica BlackRock iShares Edge 40 VP Blended Benchmark, returned 14.14% and 17.12% respectively.

STRATEGY REVIEW

The equity allocation of this fund of fund is comprised entirely of smart beta equity exchange-traded funds (“ETFs”). The underperformance of the Portfolio was predominantly driven by equity, specifically the exposure to minimum volatility. Minimum volatility funds focus on providing broad market exposure with less volatility, so they have tended to outperform during periods of elevated volatility and underperform during periods of low volatility and in risk-on markets, as seen in the first and fourth quarters. The strategic allocation to credit was a contributor to performance as U.S. investment grade corporate bonds outperformed the Bloomberg Barclays US Aggregate Bond Index during the 12-month period.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock iShares Edge 40 VP

(unaudited)

STRATEGY REVIEW (continued)

The smart beta ETFs are focused on rewarded risk factors in the equity space. These risk premia have been shown to provide excess return and/or lower risk over long investment horizons. Specifically, these factors are: Quality, Value, (Smaller) Size, Momentum, and Low Volatility. The Portfolio has been designed to capture all five of these factor exposures in the U.S., and outside of the U.S., the Minimum Volatility exposure. Specific strategies in this Portfolio include:

•	Quality, which is designed to be a defensive position in the market by focusing on companies with stable earnings and strong balance sheets.
•	Momentum, which focuses on companies with continued positive trending performance over a 6- and 12-month period.
•	Value, which tilts towards companies with cheaper valuations relative to their fundamentals.
•	Size, which tilts towards companies with smaller capitalization relative to the large cap parent index.
•

Minimum Volatility, which is designed to provide broad market exposure with lower risk by constructing a portfolio with the lowest possible volatility while maintaining similar characteristics to the broad market such as sector and country weights.

The Portfolio is designed to capture long-term risk premia. Our goal is to monitor the Portfolio for risk, but not to adjust positioning on an ad hoc basis or to take short-term views on the Portfolio.

Alan Mason

Greg Savage

Co-Portfolio Managers

BlackRock Investment Management, LLC

Asset Allocation	Percentage of Net Assets
Exchange-Traded Funds	99.9%
Other Investment Company	14.4
Common Stock	0.0
Net Other Assets (Liabilities)	(14.3)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock iShares Edge 40 VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	15.31%	4.38%	5.17%	05/01/2002
Dow Jones Moderately Conservative Portfolio Index (A)	14.14%	5.08%	6.05%
Transamerica BlackRock iShares Edge 40 VP Blended Benchmark (B) (C) (D) (E) (F)	17.12%	6.01%	6.99%
Service Class	15.10%	4.12%	4.93%	05/01/2003

(A) The Dow Jones Moderately Conservative Portfolio Index is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent a moderately aggressive investor risk profile.

(B) The Transamerica BlackRock iShares Edge 40 VP Blended Benchmark is composed of the following benchmarks: 50% Bloomberg Barclays US Aggregate Bond Index, 30% MSCI USA Index, 10% ICE BofAML U.S. Corporate Index and 10% MSCI ACWI ex-U.S. Index

(C) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(D) The MSCI USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of the large and mid-cap segments of the U.S. market.

(E) The ICE BofAML U.S. Corporate Index measures the investment grade, US dollar-denominated, fixed-rate, taxable corporate and government related bond markets.

(F) The MSCI ACWI ex-U.S. Index captures large and mid-cap representation across developed and emerging markets countries, excluding the U.S.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s share may not develop or be maintained.

The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions. There are other investment choices available with different management fees associated with each choice.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock iShares Edge 40 VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2019, and held for the entire six-month period until December 31, 2019.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,047.40	$1.55	$1,023.70	$1.53	0.30%
Service Class	1,000.00	1,045.80	2.84	1,022.40	2.80	0.55

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock iShares Edge 40 VP

SCHEDULE OF INVESTMENTS

At December 31, 2019

	Shares	Value
COMMON STOCK - 0.0%
Banks - 0.0%
Banco Espirito Santo SA (A) (B) (C) (D)	8,203	$ 0

Total Common Stock (Cost $9,697)		0

EXCHANGE-TRADED FUNDS - 99.9%
International Equity Funds - 9.8%
iShares Edge MSCI Min Vol EAFE ETF (E)	352,442	26,271,027
iShares Edge MSCI Min Vol Emerging Markets ETF	121,441	7,123,729

		33,394,756

U.S. Equity Funds - 30.4%
iShares Edge MSCI Min Vol USA ETF	341,888	22,427,853
iShares Edge MSCI USA Momentum Factor ETF (E)	178,333	22,391,491
iShares Edge MSCI USA Quality Factor ETF (E)	219,399	22,159,299
iShares Edge MSCI USA Size Factor ETF (E)	148,328	14,448,630
iShares Edge MSCI USA Value Factor ETF (E)	249,812	22,415,631

		103,842,904

	Shares	Value
EXCHANGE-TRADED FUNDS (continued)
U.S. Fixed Income Funds - 59.7%
iShares Broad USD Investment Grade Corporate Bond ETF (E)	587,232	$ 34,235,626
iShares Core U.S. Aggregate Bond ETF	1,512,417	169,950,298

		204,185,924

Total Exchange-Traded Funds (Cost $309,212,502)		341,423,584

OTHER INVESTMENT COMPANY - 14.4%
Securities Lending Collateral - 14.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.56% (F)	49,324,710	49,324,710

Total Other Investment Company (Cost $49,324,710)		49,324,710

Total Investments (Cost $358,546,909)		390,748,294
Net Other Assets (Liabilities) - (14.3)%		(49,030,674)

Net Assets - 100.0%		$ 341,717,620

SECURITY VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (H)	Value
ASSETS
Investments
Common Stock	$—	$—	$0	$0
Exchange-Traded Funds	341,423,584	—	—	341,423,584
Other Investment Company	49,324,710	—	—	49,324,710

Total Investments	$390,748,294	$—	$0	$390,748,294

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2019, the value of the security is $0, representing less than 0.1% of the Portfolio’s net assets.
(B)	Security deemed worthless.
(C)	Non-income producing security.
(D)	Security is Level 3 of the fair value hierarchy.
(E)	All or a portion of the securities are on loan. The total value of all securities on loan is $48,284,357. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(F)	Rate disclosed reflects the yield at December 31, 2019.
(G)

There were no transfers in or out of Level 3 during the year ended December 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

(H)	Level 3 securities were not considered significant to the Portfolio.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock iShares Edge 40 VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2019

Assets:
Investments, at value (cost $358,546,909) (including securities loaned of $48,284,357)	$390,748,294
Foreign currency, at value (cost $510)	540
Receivables and other assets:
Investments sold	4,763,083
Net income from securities lending	22,864
Shares of beneficial interest sold	11,458
Dividends	2,899
Tax reclaims	82,036

Total assets	395,631,174

Liabilities:
Cash collateral received upon return of:
Securities on loan	49,324,710
Payables and other liabilities:
Investments purchased	4,079,122
Shares of beneficial interest redeemed	64,122
Due to custodian	122,339
Investment management fees	175,685
Distribution and service fees	69,306
Transfer agent costs	481
Trustees, CCO and deferred compensation fees	1,189
Audit and tax fees	17,891
Custody fees	12,945
Legal fees	3,859
Printing and shareholder reports fees	36,703
Other accrued expenses	5,202

Total liabilities	53,913,554

Net assets	$341,717,620

Net assets consist of:
Capital stock ($0.01 par value)	$366,563
Additional paid-in capital	299,545,400
Total distributable earnings (accumulated losses)	41,805,657

Net assets	$341,717,620

Net assets by class:
Initial Class	$25,438,730
Service Class	316,278,890

Shares outstanding:
Initial Class	2,709,756
Service Class	33,946,520

Net asset value and offering price per share:
Initial Class	$9.39
Service Class	9.32

STATEMENT OF OPERATIONS

For the year ended December 31, 2019

Investment Income:
Dividend income	$8,907,028
Interest income	3,098
Net income from securities lending	244,721
Withholding taxes on foreign income	(147)

Total investment income	9,154,700

Expenses:
Investment management fees	1,007,440
Distribution and service fees:
Service Class	777,133
Transfer agent costs	5,049
Trustees, CCO and deferred compensation fees	10,297
Audit and tax fees	18,052
Custody fees	28,360
Legal fees	17,899
Printing and shareholder reports fees	41,269
Other	24,227

Total expenses before waiver and/or reimbursement and recapture	1,929,726

Expenses waived and/or reimbursed:
Initial Class	(18,105)
Service Class	(225,419)
Recapture of previously waived and/or reimbursed fees:
Initial Class	8,430
Service Class	104,711

Net expenses	1,799,343

Net investment income (loss)	7,355,357

Net realized gain (loss) on:
Investments	2,376,895
Foreign currency transactions	(916)

Net realized gain (loss)	2,375,979

Net change in unrealized appreciation (depreciation) on:
Investments	37,140,649
Translation of assets and liabilities denominated in foreign currencies	2,369

Net change in unrealized appreciation (depreciation)	37,143,018

Net realized and change in unrealized gain (loss)	39,518,997

Net increase (decrease) in net assets resulting from operations	$46,874,354

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock iShares Edge 40 VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2019	December 31, 2018
From operations:
Net investment income (loss)	$7,355,357	$6,400,495
Net realized gain (loss)	2,375,979	44,819,293
Net change in unrealized appreciation (depreciation)	37,143,018	(66,685,301)

Net increase (decrease) in net assets resulting from operations	46,874,354	(15,465,513)

Dividends and/or distributions to shareholders:
Initial Class	(3,849,803)	(502,229)
Service Class	(47,113,653)	(5,406,915)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(50,963,456)	(5,909,144)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,209,876	1,896,425
Service Class	8,779,672	4,794,313

	9,989,548	6,690,738

Dividends and/or distributions reinvested:
Initial Class	3,849,803	502,229
Service Class	47,113,653	5,406,915

	50,963,456	5,909,144

Cost of shares redeemed:
Initial Class	(3,444,414)	(4,887,711)
Service Class	(35,101,718)	(40,249,677)

	(38,546,132)	(45,137,388)

Net increase (decrease) in net assets resulting from capital share transactions	22,406,872	(32,537,506)

Net increase (decrease) in net assets	18,317,770	(53,912,163)

Net assets:
Beginning of year	323,399,850	377,312,013

End of year	$341,717,620	$323,399,850

Capital share transactions - shares:
Shares issued:
Initial Class	124,023	189,111
Service Class	922,393	481,038

	1,046,416	670,149

Shares reinvested:
Initial Class	424,455	50,273
Service Class	5,229,040	544,503

	5,653,495	594,776

Shares redeemed:
Initial Class	(351,042)	(488,377)
Service Class	(3,566,533)	(4,060,816)

	(3,917,575)	(4,549,193)

Net increase (decrease) in shares outstanding:
Initial Class	197,436	(248,993)
Service Class	2,584,900	(3,035,275)

	2,782,336	(3,284,268)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock iShares Edge 40 VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of year	$9.61	$10.22	$9.48	$9.41		$9.54

Investment operations:
Net investment income (loss) (A)	0.24	0.20	0.14	0.13	(B)	0.10
Net realized and unrealized gain (loss)	1.18	(0.62)	0.78	0.08		(0.11)

Total investment operations	1.42	(0.42)	0.92	0.21		(0.01)

Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.19)	(0.18)	(0.14)		(0.12)
Net realized gains	(1.40)	—	—	—		—

Total dividends and/or distributions to shareholders	(1.64)	(0.19)	(0.18)	(0.14)		(0.12)

Net asset value, end of year	$9.39	$9.61	$10.22	$9.48		$9.41

Total return	15.31%	(4.14)%	9.74%	2.22%		(0.08)%

Ratio and supplemental data:
Net assets end of year (000’s)	$25,439	$24,134	$28,215	$30,086		$33,068
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.34%	0.79%	0.86%	0.85%		0.85%
Including waiver and/or reimbursement and recapture (D)	0.30%	0.77%	0.86%	0.83	%(B)	0.85%
Net investment income (loss) to average net assets	2.42%	2.04%	1.46%	1.34	%(B)	1.08%
Portfolio turnover rate	4%	136%	28%	40%		40%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)	TAM has contractually agreed to waive 0.05% of its management fee through May 1, 2020. These amounts are not subject to recapture by TAM.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of year	$9.54	$10.15	$9.41	$9.34		$9.48

Investment operations:
Net investment income (loss) (A)	0.21	0.18	0.12	0.10	(B)	0.08
Net realized and unrealized gain (loss)	1.18	(0.62)	0.77	0.09		(0.12)

Total investment operations	1.39	(0.44)	0.89	0.19		(0.04)

Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.17)	(0.15)	(0.12)		(0.10)
Net realized gains	(1.40)	—	—	—		—

Total dividends and/or distributions to shareholders	(1.61)	(0.17)	(0.15)	(0.12)		(0.10)

Net asset value, end of year	$9.32	$9.54	$10.15	$9.41		$9.34

Total return	15.10%	(4.43)%	9.52%	1.99%		(0.42)%

Ratio and supplemental data:
Net assets end of year (000’s)	$316,279	$299,266	$349,097	$364,965		$370,418
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.59%	1.04%	1.11%	1.10%		1.10%
Including waiver and/or reimbursement and recapture (D)	0.55%	1.02%	1.11%	1.08	%(B)	1.10%
Net investment income (loss) to average net assets	2.17%	1.79%	1.21%	1.08	%(B)	0.83%
Portfolio turnover rate	4%	136%	28%	40%		40%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)	TAM has contractually agreed to waive 0.05% of its management fee through May 1, 2020. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2019

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock iShares Edge 40 VP (formerly, Transamerica BlackRock Smart Beta 40 VP) (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: The Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2019 by the Portfolio.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2019, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SECURITY VALUATION (continued)

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2019, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2019.

Repurchase agreements at December 31, 2019, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities on non-U.S. fixed income investments, as well as on securities traded on U.S. exchanges. Loan counterparties pledge cash collateral with a value of at least 105% of the current value of the loaned securities for non-U.S. equity positions. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio (the “Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2019; however no individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2019, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2019.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$49,324,710	$—	$—	$—	$49,324,710
Total Borrowings	$49,324,710	$—	$—	$—	$49,324,710

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Fixed income risk: The value of fixed income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels in the U.S., so the Portfolio faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the Portfolio may invest may have markets that are less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $1 billion	0.30%
Over $1 billion	0.28

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.31%	May 1, 2020
Service Class	0.56	May 1, 2020

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the thirty-six months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any, other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2019 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2019, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2020. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2019, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2019, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2019.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2019, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 14,488,848	$ 35,517,807

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gains and losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2019, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 358,644,416	$ 32,113,575	$ (9,697)	$ 32,103,878

As of December 31, 2019, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2019, the Portfolio did not have any capital loss carryforwards utilized or expired.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2019 and 2018 are as follows:

2019 Distributions Paid From			2018 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 6,669,303	$ 44,294,153	$ —	$ 5,909,144	$ —	$ —

As of December 31, 2019, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 8,810,319	$ 891,789	$ —	$ —	$ —	$ 32,103,549

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and has early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

11. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as sub-adviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

11. LEGAL PROCEEDINGS (continued)

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties have been deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock iShares Edge 40 VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock iShares Edge 40 VP (formerly Transamerica BlackRock Smart Beta 40 VP) (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2020

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock iShares Edge 40 VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $44,294,153 for the year ended December 31, 2019.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 909,710	$ 80,982

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock iShares Edge 50 VP

(unaudited)

MARKET ENVIRONMENT

Global equity markets finished the year strong as the geopolitical risks that dominated market sentiment earlier in the year faded into the background, and rounded out 2019 with impressive gains in a year marked by slowing growth, ongoing trade wars, wavering recession fears, and escalating geopolitical tensions. Emerging markets outperformed their developed market counterparts in the fourth quarter as easing trade tensions sent Chinese, South Korean, and Taiwanese equities higher. Despite fourth quarter strength, however, emerging markets trailed U.S. and international developed equities on an annual basis. In October, the U.S. Federal Reserve (the “Fed”) cut interest rates by 0.25% for a third time during the year; however, it also signaled further cuts may be unlikely as economic data improved relative to expectations over the course of the fourth quarter. Bond markets mimicked equity market sentiment during the fourth quarter, as a steepening yield curve suggested a more positive view of the economy by investors. Government bond yields rose as prices fell during the fourth quarter, with corporate bonds tending to outperform other fixed income sectors.

U.S. equity markets rounded out the year with very strong gains. Despite lingering fears over slowing growth, the U.S. equity market rose in the fourth quarter, boosted by a “Phase One Trade Deal” announcement with China. Economic data released during the fourth quarter proved more favorable with unemployment declining to 3.5%, hitting its lowest level since 1969, and stronger-than-expected wage growth also being reported. Against this backdrop, the Value and Quality factors performed best during the fourth quarter, slightly outperforming the broader market, while the Low Size and Momentum factors tended to lag. Minimum Volatility strategies also struggled as investors shifted to a more risk-on sentiment. For 2019, the Quality factor was the top-performing factor and notably outperformed the S&P 500•.

For developed markets equities outside of the U.S., European equities bounced back from the previous quarter and posted strong returns in the fourth quarter. Stronger economic data out of Germany and news of a “Phase One Trade Deal” between the U.S. and China boosted international developed markets. In October, the European Central Bank (“ECB”) said goodbye to Mario Draghi as he handed over the ECB presidency to Christine Lagarde. In the U.K., stocks made solid gains even as Brexit and domestic political uncertainty continued to dominate headlines. December saw a victory for the incumbent Conservative Party with plans to take the country out of the European Union before the end of January 2020. The Japanese market also witnessed gains but underperformed most developed markets during both the fourth quarter and the full year. Overall, economically-sensitive sectors outperformed their defensive counterparts as investor risk appetite returned during the fourth quarter. Quality was the best performing factor in the fourth quarter and 2019, outperforming the MSCI EAFE Index in both time periods.

In the fourth quarter emerging market equities buoyed by easing geopolitical concerns and a “Phase One Trade Deal” announcement. The agreement notably benefited China, Taiwan, and Korea, whose equity markets rose upon the announcement. “Phase One Trade Deal” suspends U.S. tariffs on approximately $160 billion of Chinese imports and reduces existing tariffs on $112 billion of Chinese imports. In exchange, China will purchase more agricultural, energy and manufactured goods from the U.S. Strength in oil benefited oil-dependent nations including Russia and Colombia. Meanwhile, a stronger U.S. dollar helped South African and Brazilian markets. On the other hand, the Chilean market fell sharply as large-scale protests erupted in the country’s capital Santiago before spreading to other cities. The protests started over a spike in subway fares and have created widespread unrest in the South American country.

PERFORMANCE

For the year ended December 31, 2019, Transamerica BlackRock iShares Edge 50 VP, Service Class returned 16.04%. By comparison, its primary and secondary benchmarks, the Dow Jones Moderate Portfolio Index and the Transamerica BlackRock iShares Edge 50 VP Blended Benchmark, returned 18.60%, and 18.55%, respectively.

STRATEGY REVIEW

The equity allocation of this fund of fund is comprised entirely of smart beta equity exchange-traded funds (“ETFs”). The underperformance of the Portfolio was predominantly driven by equity, specifically the exposure to minimum volatility. Minimum volatility funds focus on providing broad market exposure with less volatility, so they have tended to outperform during periods of elevated volatility and underperform during periods of low volatility and in risk-on markets, as seen in the first and fourth quarters.

The performance impact of the fixed income portion of the Portfolio was close to neutral given that benchmark-neutral weighting is maintained by design. Additionally, the sole fixed income ETF holding tracks the Bloomberg Barclays US Aggregate Bond Index, which is the sole fixed income index included in the blended benchmark.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock iShares Edge 50 VP

(unaudited)

STRATEGY REVIEW (continued)

The smart beta ETFs are focused on rewarded risk factors in the equity space. These risk premia have been shown to provide excess return and/or lower risk over long investment horizons. Specifically, these factors are: Quality, Value, (Smaller) Size, Momentum, and Low Volatility. The Portfolio has been designed to capture all five of these factor exposures in the U.S., and outside of the U.S., the Minimum Volatility exposure. Specific strategies in this Portfolio include:

•	Quality, which is designed to be a defensive position in the market by focusing on companies with stable earnings and strong balance sheets.
•	Momentum, which focuses on companies with continued positive trending performance over a 6- and 12-month period.
•	Value, which tilts towards companies with cheaper valuations relative to their fundamentals.
•	Size, which tilts towards companies with smaller capitalization relative to the large cap parent index.
•

Minimum Volatility, which is designed to provide broad market exposure with lower risk by constructing a portfolio with the lowest possible volatility while maintaining similar characteristics to the broad market such as sector and country weights.

The Portfolio is designed to capture long-term risk premia. Our goal is to monitor the Portfolio for risk, but not to adjust positioning on an ad hoc basis or to take short-term views on the Portfolio.

Alan Mason

Greg Savage

Co-Portfolio Managers

BlackRock Investment Management, LLC

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Fund	49.7%
U.S. Equity Funds	37.7
International Equity Funds	12.3
Other Investment Company	5.8
Net Other Assets (Liabilities)	(5.5)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock iShares Edge 50 VP

(unaudited)

Average Annual Total Return for Period Ended 12/31/2019
	1 Year	10 Year or Since Inception	Inception Date
Service Class	16.04%	7.39%	03/21/2016
Dow Jones Moderate Portfolio Index (A)	18.60%	8.65%
Transamerica BlackRock iShares Edge 50 VP Blended Benchmark (B) (C) (D) (E)	18.55%	8.30%

(A) The Dow Jones Moderate Portfolio Index is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent a moderate investor risk profile.

(B) The Transamerica BlackRock iShares Edge 50 VP Blended Benchmark is composed of the following benchmarks: 38% MSCI USA Index, 12% MSCI ACWI ex-U.S. Index, and 50% Bloomberg Barclays US Aggregate Bond Index.

(C) The MSCI USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of the large and mid-cap segments of the U.S. market.

(D) The MSCI ACWI ex-U.S. Index captures large and mid-cap representation across developed and emerging markets countries, excluding the U.S.

(E) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

A portfolio’s performance for very short time periods may not be indicative of future performance.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

iShares Edge strategies seek to capture broad, consistent drivers of return and to out-perform traditional index strategies. These strategies may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other portfolios using other asset management strategies.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

The underlying portfolios invest their assets in various underlying ETFs, and their ability to achieve their investment objectives depends largely on the performance of the underlying ETFs in which they invest. There can be no assurance that the investment objectives of any underlying ETFs will be achieved. The underlying portfolios are indirectly subject to all of the risks associated with an investment in the underlying ETFs including market volatility and may be subject to the higher degree of risks associated with investing in high yield, small-cap and foreign securities.

Fixed income investing is subject to credit risk, inflation risk, and interest rate risk. Credit risk is the risk that a bond issuer may default on their principal and interest payments. Inflation risk is the risk that inflation could outpace a bond’s interest income. Interest rate risk is the risk that fluctuations in interest rates will affect the price of a bond.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock iShares Edge 50 VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2019, and held for the entire six-month period until December 31, 2019.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Net Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$1,049.20	$2.74	$1,022.50	$2.70	0.53%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock iShares Edge 50 VP

SCHEDULE OF INVESTMENTS

At December 31, 2019

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.7%
International Equity Funds - 12.3%
iShares Edge MSCI Min Vol EAFE ETF	421,689	$ 31,432,698
iShares Edge MSCI Min Vol Emerging Markets ETF	151,860	8,908,108

		40,340,806

U.S. Equity Funds - 37.7%
iShares Edge MSCI Min Vol USA ETF	410,921	26,956,418
iShares Edge MSCI USA Momentum Factor ETF (A)	214,131	26,886,288
iShares Edge MSCI USA Quality Factor ETF	265,818	26,847,618
iShares Edge MSCI USA Size Factor ETF	167,007	16,268,152
iShares Edge MSCI USA Value Factor ETF (A)	298,773	26,808,901

		123,767,377

U.S. Fixed Income Fund - 49.7%
iShares Core U.S. Aggregate Bond ETF	1,452,295	163,194,389

Total Exchange-Traded Funds (Cost $303,271,959)		327,302,572

	Shares	Value
OTHER INVESTMENT COMPANY - 5.8%
Securities Lending Collateral - 5.8%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.56% (B)	18,956,250	$ 18,956,250

Total Other Investment Company (Cost $18,956,250)		18,956,250

Total Investments (Cost $322,228,209)		346,258,822
Net Other Assets (Liabilities) - (5.5)%		(17,945,698)

Net Assets - 100.0%		$ 328,313,124

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$327,302,572	$—	$—	$327,302,572
Other Investment Company	18,956,250	—	—	18,956,250

Total Investments	$346,258,822	$—	$—	$346,258,822

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $18,558,525. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate disclosed reflects the yield at December 31, 2019.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock iShares Edge 50 VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2019

Assets:
Unaffiliated investments, at value (cost $322,228,209) (including securities loaned of $18,558,525)	$346,258,822
Cash	1,395,840
Receivables and other assets:
Investments sold	2,888,849
Net income from securities lending	6,484
Shares of beneficial interest sold	500,897
Dividends	3,068

Total assets	351,053,960

Liabilities:
Cash collateral received upon return of:
Securities on loan	18,956,250
Payables and other liabilities:
Investments purchased	3,616,320
Shares of beneficial interest redeemed	1,114
Investment management fees	69,406
Distribution and service fees	69,406
Transfer agent costs	395
Trustees, CCO and deferred compensation fees	603
Audit and tax fees	13,142
Custody fees	3,973
Legal fees	2,310
Printing and shareholder reports fees	4,215
Other accrued expenses	3,702

Total liabilities	22,740,836

Net assets	$328,313,124

Net assets consist of:
Capital stock ($0.01 par value)	$258,879
Additional paid-in capital	297,949,323
Total distributable earnings (accumulated losses)	30,104,922

Net assets	$328,313,124

Shares outstanding	25,887,898

Net asset value and offering price per share	$12.68

STATEMENT OF OPERATIONS

For the year ended December 31, 2019

Investment Income:
Dividend income from unaffiliated investments	$6,272,476
Net income from securities lending	14,000

Total investment income	6,286,476

Expenses:
Investment management fees	685,297
Distribution and service fees	571,081
Transfer agent costs	3,507
Trustees, CCO and deferred compensation fees	7,209
Audit and tax fees	19,548
Custody fees	6,048
Legal fees	11,970
Printing and shareholder reports fees	10,448
Other	16,260

Total expenses before waiver and/or reimbursement and recapture	1,331,368

Expense waived and/or reimbursed	(114,216)
Recapture of previously waived and/or reimbursed fees	21,706

Net expenses	1,238,858

Net investment income (loss)	5,047,618

Net realized gain (loss) on:
Unaffiliated investments	1,395,144

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	25,188,924

Net realized and change in unrealized gain (loss)	26,584,068

Net increase (decrease) in net assets resulting from operations	$31,631,686

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock iShares Edge 50 VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2019	December 31, 2018
From operations:
Net investment income (loss)	$5,047,618	$2,166,118
Net realized gain (loss)	1,395,144	144,566
Net change in unrealized appreciation (depreciation)	25,188,924	(6,427,725)

Net increase (decrease) in net assets resulting from operations	31,631,686	(4,117,041)

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(2,516,403)	(1,631,892)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(2,516,403)	(1,631,892)

Capital share transactions:
Proceeds from shares sold	149,015,784	86,843,566
Dividends and/or distributions reinvested	2,516,403	1,631,892
Cost of shares redeemed	(2,228,302)	(4,161,267)

Net increase (decrease) in net assets resulting from capital share transactions	149,303,885	84,314,191

Net increase (decrease) in net assets	178,419,168	78,565,258

Net assets:
Beginning of year	149,893,956	71,328,698

End of year	$328,313,124	$149,893,956

Capital share transactions - shares:
Shares issued	12,287,392	7,592,686
Shares reinvested	206,432	141,045
Shares redeemed	(185,359)	(364,540)

Net increase (decrease) in shares outstanding	12,308,465	7,369,191

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Service Class
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016 (A)
Net asset value, beginning of period/year	$11.04	$11.49	$10.27	$10.00

Investment operations:
Net investment income (loss) (B)	0.27	0.23	0.18	0.20
Net realized and unrealized gain (loss)	1.50	(0.52)	1.14	0.07	(C)

Total investment operations	1.77	(0.29)	1.32	0.27

Dividends and/or distributions to shareholders:
Net investment income	(0.11)	(0.10)	(0.08)	—
Net realized gains	(0.02)	(0.06)	(0.02)	—

Total dividends and/or distributions to shareholders	(0.13)	(0.16)	(0.10)	—

Net asset value, end of period/year	$12.68	$11.04	$11.49	$10.27

Total return	16.04%	(2.62)%	12.85%	2.70	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$328,313	$149,894	$71,329	$45,605
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.58%	0.60%	0.61%	0.79	%(F)
Including waiver and/or reimbursement and recapture (G)	0.54%	0.56%	0.56%	0.56	%(F)
Net investment income (loss) to average net assets	2.21%	2.03%	1.65%	2.52	%(F)
Portfolio turnover rate	2%	6%	9%	6	%(D)

(A)	Commenced operations on March 21, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Portfolio invests.
(F)	Annualized.
(G)	TAM has contractually agreed to waive 0.05% of its management fee through May 1, 2020. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock iShares Edge 50 VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2019

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock iShares Edge 50 VP (formerly, Transamerica BlackRock Smart Beta 50 VP) (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock iShares Edge 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2019 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2019, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock iShares Edge 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SECURITY VALUATION (continued)

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2019, the Portfolio has not utilized the program.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities on non-U.S. fixed income investments, as well as on securities traded on U.S. exchanges. Loan counterparties pledge cash collateral with a value of at least 105% of the current value of the loaned securities for non-U.S. equity positions. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio (the “Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2019; however no individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2019, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2019.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$18,956,250	$—	$—	$—	$18,956,250
Total Borrowings	$18,956,250	$—	$—	$—	$18,956,250

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock iShares Edge 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $1 billion	0.30%
Over $1 billion	0.28

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.56%	May 1, 2020

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the thirty-six months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any, other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2019 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2019, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock iShares Edge 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2019, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2019, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2019.

6. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2019, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 156,294,432	$ 4,905,445

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2019, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 322,494,122	$ 23,764,700	$ —	$ 23,764,700

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock iShares Edge 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2019, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2019, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2019 and 2018 are as follows:

2019 Distributions Paid From			2018 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 2,156,917	$ 359,486	$ —	$ 1,086,880	$ 545,012	$ —

As of December 31, 2019, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 4,996,012	$ 1,344,210	$ —	$ —	$ —	$ 23,764,700

8. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and has early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

9. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

10. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as sub-adviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock iShares Edge 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

10. LEGAL PROCEEDINGS (continued)

regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties have been deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock iShares Edge 50 VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock iShares Edge 50 VP (formerly Transamerica BlackRock Smart Beta 50 VP) (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the three years ended December 31, 2019 and the period from March 21, 2016 (commencement of operations) through December 31, 2016, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2019, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and its financial highlights for the three years ended December 31, 2019 and the period from March 21, 2016 (commencement of operations) through December 31, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2020

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock iShares Edge 50 VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $359,486 for the year ended December 31, 2019.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 890,688	$ 170,932

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock iShares Edge 75 VP

(unaudited)

MARKET ENVIRONMENT

Global equity markets finished the year strong as the geopolitical risks that dominated market sentiment earlier in the year faded into the background, and rounded out 2019 with impressive gains in a year marked by slowing growth, ongoing trade wars, wavering recession fears, and escalating geopolitical tensions. Emerging markets outperformed their developed market counterparts in the fourth quarter as easing trade tensions sent Chinese, South Korean, and Taiwanese equities higher. Despite fourth quarter strength, however, emerging markets trailed U.S. and international developed equities on an annual basis. In October, the U.S. Federal Reserve (the “Fed”) cut interest rates by 0.25% for a third time during the year; however, it also signaled further cuts may be unlikely as economic data improved relative to expectations over the course of the fourth quarter. Bond markets mimicked equity market sentiment during the fourth quarter, as a steepening yield curve suggested a more positive view of the economy by investors. Government bond yields rose as prices fell during the fourth quarter, with corporate bonds tending to outperform other fixed income sectors.

U.S. equity markets rounded out the year with very strong gains. Despite lingering fears over slowing growth, the U.S. equity market rose in the fourth quarter, boosted by a “Phase One Trade Deal” announcement with China. Economic data released during the fourth quarter proved more favorable with unemployment declining to 3.5%, hitting its lowest level since 1969, and stronger-than-expected wage growth also being reported. Against this backdrop, the Value and Quality factors performed best during the fourth quarter, slightly outperforming the broader market, while the Low Size and Momentum factors tended to lag. Minimum Volatility strategies also struggled as investors shifted to a more risk-on sentiment. For 2019, the Quality factor was the top-performing factor and notably outperformed the S&P 500®.

For developed markets equities outside of the U.S., European equities bounced back from the previous quarter and posted strong returns in the fourth quarter. Stronger economic data out of Germany and news of a “Phase One Trade Deal” between the U.S. and China boosted international developed markets. In October, the European Central Bank (“ECB”) said goodbye to Mario Draghi as he handed over the ECB presidency to Christine Lagarde. In the U.K., stocks made solid gains even as Brexit and domestic political uncertainty continued to dominate headlines. December saw a victory for the incumbent Conservative Party with plans to take the country out of the European Union before the end of January 2020. The Japanese market also witnessed gains but underperformed most developed markets during both the fourth quarter and the full year. Overall, economically-sensitive sectors outperformed their defensive counterparts as investor risk appetite returned during the fourth quarter. Quality was the best performing factor in the fourth quarter and 2019, outperforming the MSCI EAFE Index in both time periods.

In the fourth quarter emerging market equities buoyed by easing geopolitical concerns and a “Phase One Trade Deal” announcement. The agreement notably benefited China, Taiwan, and Korea, whose equity markets rose upon the announcement. “Phase One Trade Deal” suspends U.S. tariffs on approximately $160 billion of Chinese imports and reduces existing tariffs on $112 billion of Chinese imports. In exchange, China will purchase more agricultural, energy and manufactured goods from the U.S. Strength in oil benefited oil-dependent nations including Russia and Colombia. Meanwhile, a stronger U.S. dollar helped South African and Brazilian markets. On the other hand, the Chilean market fell sharply as large-scale protests erupted in the country’s capital Santiago before spreading to other cities. The protests started over a spike in subway fares and have created widespread unrest in the South American country.

PERFORMANCE

For the year ended December 31, 2019, Transamerica BlackRock iShares Edge 75 VP, Service Class returned 20.28%. By comparison, its primary and secondary benchmarks, the Dow Jones Moderately Aggressive Portfolio Index and the Transamerica BlackRock iShares Edge 75 VP Blended Benchmark, returned 22.84%, and 23.46%, respectively.

STRATEGY REVIEW

The equity allocation of this fund of fund is comprised entirely of smart beta equity exchange-traded funds (“ETFs”). The underperformance of the Portfolio was predominantly driven by equity, specifically the exposure to minimum volatility. Minimum volatility funds focus on providing broad market exposure with less volatility, so they have tended to outperform during periods of elevated volatility and underperform during periods of low volatility and in risk-on markets, as seen in the first and fourth quarters.

The performance impact of the fixed income portion of the Portfolio was close to neutral given that benchmark-neutral weighting is maintained by design. Additionally, the sole fixed income ETF holding tracks the Bloomberg Barclays US Aggregate Bond Index, which is the sole fixed income index included in the blended benchmark.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock iShares Edge 75 VP

(unaudited)

STRATEGY REVIEW (continued)

The smart beta ETFs are focused on rewarded risk factors in the equity space. These risk premia have been shown to provide excess return and/or lower risk over long investment horizons. Specifically, these factors are: Quality, Value, (Smaller) Size, Momentum, and Low Volatility. The Portfolio has been designed to capture all five of these factor exposures in the U.S., and outside of the U.S., the Minimum Volatility exposure. Specific strategies in this Portfolio include:

•	Quality, which is designed to be a defensive position in the market by focusing on companies with stable earnings and strong balance sheets.
•	Momentum, which focuses on companies with continued positive trending performance over a 6- and 12-month period.
•	Value, which tilts towards companies with cheaper valuations relative to their fundamentals.
•	Size, which tilts towards companies with smaller capitalization relative to the large cap parent index.
•

Minimum Volatility, which is designed to provide broad market exposure with lower risk by constructing a portfolio with the lowest possible volatility while maintaining similar characteristics to the broad market such as sector and country weights.

The Portfolio is designed to capture long-term risk premia. Our goal is to monitor the Portfolio for risk, but not to adjust positioning on an ad hoc basis or to take short-term views on the Portfolio.

Alan Mason

Greg Savage

Co-Portfolio Managers

BlackRock Investment Management, LLC

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	56.5%
U.S. Fixed Income Fund	25.0
Other Investment Company	19.7
International Equity Funds	18.4
Net Other Assets (Liabilities)	(19.6)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock iShares Edge 75 VP

(unaudited)

Average Annual Total Return for Period Ended 12/31/2019
	1 Year	10 Year or Since Inception	Inception Date
Service Class	20.28%	9.50%	03/21/2016
Dow Jones Moderately Aggressive Portfolio Index (A)	22.84%	10.68%
Transamerica BlackRock iShares Edge 75 VP Blended Benchmark (B) (C) (D) (E)	23.46%	10.73%

(A) The Dow Jones Moderately Aggressive Portfolio Index is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent a moderately aggressive investor risk profile.

(B) The Transamerica BlackRock iShares Edge 75 VP Blended Benchmark is composed of the following benchmarks: 56% MSCI USA Index, 19% MSCI ACWI ex-U.S. Index, and 25% Bloomberg Barclays US Aggregate Bond Index.

(C) The MSCI USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of the large and mid-cap segments of the U.S. market.

(D) The MSCI ACWI ex-U.S. Index captures large and mid-cap representation across developed and emerging markets countries, excluding the U.S.

(E) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

A portfolio’s performance for very short time periods may not be indicative of future performance.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

iShares Edge strategies seek to capture broad, consistent drivers of return and to out-perform traditional index strategies. These strategies may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other portfolios using other asset management strategies.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

The underlying portfolios invest their assets in various underlying ETFs, and their ability to achieve their investment objectives depends largely on the performance of the underlying ETFs in which they invest. There can be no assurance that the investment objectives of any underlying ETFs will be achieved. The underlying portfolios are indirectly subject to all of the risks associated with an investment in the underlying ETFs including market volatility and may be subject to the higher degree of risks associated with investing in high yield, small-cap and foreign securities.

Fixed income investing is subject to credit risk, inflation risk, and interest rate risk. Credit risk is the risk that a bond issuer may default on their principal and interest payments. Inflation risk is the risk that inflation could outpace a bond’s interest income. Interest rate risk is the risk that fluctuations in interest rates will affect the price of a bond.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock iShares Edge 75 VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2019, and held for the entire six-month period until December 31, 2019.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Net Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$1,062.40	$2.91	$1,022.40	$2.85	0.56%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock iShares Edge 75 VP

SCHEDULE OF INVESTMENTS

At December 31, 2019

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.9%
International Equity Funds - 18.4%
iShares Edge MSCI Min Vol EAFE ETF (A)	269,110	$ 20,059,459
iShares Edge MSCI Min Vol Emerging Markets ETF	95,247	5,587,189

		25,646,648

U.S. Equity Funds - 56.5%
iShares Edge MSCI Min Vol USA ETF	256,473	16,824,629
iShares Edge MSCI USA Momentum Factor ETF (A)	136,508	17,139,944
iShares Edge MSCI USA Quality Factor ETF (A)	169,855	17,155,355
iShares Edge MSCI USA Size Factor ETF (A)	107,792	10,500,019
iShares Edge MSCI USA Value Factor ETF (A)	190,949	17,133,854

		78,753,801

U.S. Fixed Income Fund - 25.0%
iShares Core U.S. Aggregate Bond ETF (A)	309,565	34,785,819

Total Exchange-Traded Funds (Cost $125,318,829)		139,186,268

	Shares	Value
OTHER INVESTMENT COMPANY - 19.7%
Securities Lending Collateral - 19.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.56% (B)	27,459,330	$ 27,459,330

Total Other Investment Company (Cost $27,459,330)		27,459,330

Total Investments (Cost $152,778,159)		166,645,598
Net Other Assets (Liabilities) - (19.6)%		(27,330,742)

Net Assets - 100.0%		$ 139,314,856

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$139,186,268	$—	$—	$139,186,268
Other Investment Company	27,459,330	—	—	27,459,330

Total Investments	$166,645,598	$—	$—	$166,645,598

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $26,879,320. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate disclosed reflects the yield at December 31, 2019.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock iShares Edge 75 VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2019

Assets:
Unaffiliated investments, at value (cost $152,778,159) (including securities loaned of $26,879,320)	$166,645,598
Cash	1,221,454
Receivables and other assets:
Investments sold	956,049
Net income from securities lending	4,015
Dividends	1,980

Total assets	168,829,096

Liabilities:
Cash collateral received upon return of:
Securities on loan	27,459,330
Payables and other liabilities:
Investments purchased	1,896,379
Shares of beneficial interest redeemed	79,278
Investment management fees	28,671
Distribution and service fees	29,587
Transfer agent costs	178
Trustees, CCO and deferred compensation fees	274
Audit and tax fees	12,598
Custody fees	2,973
Legal fees	1,146
Printing and shareholder reports fees	1,510
Other accrued expenses	2,316

Total liabilities	29,514,240

Net assets	$139,314,856

Net assets consist of:
Capital stock ($0.01 par value)	$102,002
Additional paid-in capital	122,336,554
Total distributable earnings (accumulated losses)	16,876,300

Net assets	$139,314,856

Shares outstanding	10,200,195

Net asset value and offering price per share	$13.66

STATEMENT OF OPERATIONS

For the year ended December 31, 2019

Investment Income:
Dividend income from unaffiliated investments	$2,901,113
Net income from securities lending	9,364

Total investment income	2,910,477

Expenses:
Investment management fees	326,944
Distribution and service fees	272,453
Transfer agent costs	1,678
Trustees, CCO and deferred compensation fees	3,423
Audit and tax fees	18,307
Custody fees	5,106
Legal fees	5,925
Printing and shareholder reports fees	4,350
Other	10,846

Total expenses before waiver and/or reimbursement and recapture	649,032

Expense waived and/or reimbursed	(62,698)
Recapture of previously waived and/or reimbursed fees	23,963

Net expenses	610,297

Net investment income (loss)	2,300,180

Net realized gain (loss) on:
Unaffiliated investments	944,740

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	15,470,919

Net realized and change in unrealized gain (loss)	16,415,659

Net increase (decrease) in net assets resulting from operations	$18,715,839

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock iShares Edge 75 VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2019	December 31, 2018
From operations:
Net investment income (loss)	$2,300,180	$1,040,957
Net realized gain (loss)	944,740	271,682
Net change in unrealized appreciation (depreciation)	15,470,919	(5,344,360)

Net increase (decrease) in net assets resulting from operations	18,715,839	(4,031,721)

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(1,468,345)	(770,987)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(1,468,345)	(770,987)

Capital share transactions:
Proceeds from shares sold	52,113,804	44,939,896
Dividends and/or distributions reinvested	1,468,345	770,987
Cost of shares redeemed	(5,988,416)	(5,487,613)

Net increase (decrease) in net assets resulting from capital share transactions	47,593,733	40,223,270

Net increase (decrease) in net assets	64,841,227	35,420,562

Net assets:
Beginning of year	74,473,629	39,053,067

End of year	$139,314,856	$74,473,629

Capital share transactions - shares:
Shares issued	4,080,494	3,657,181
Shares reinvested	114,091	62,126
Shares redeemed	(469,611)	(463,869)

Net increase (decrease) in shares outstanding	3,724,974	3,255,438

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Service Class
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016 (A)
Net asset value, beginning of period/year	$11.50	$12.13	$10.34	$10.00

Investment operations:
Net investment income (loss) (B)	0.27	0.24	0.19	0.23
Net realized and unrealized gain (loss)	2.06	(0.70)	1.66	0.11(C	)

Total investment operations	2.33	(0.46)	1.85	0.34

Dividends and/or distributions to shareholders:
Net investment income	(0.12)	(0.11)	(0.05)	—
Net realized gains	(0.05)	(0.06)	(0.01)	—

Total dividends and/or distributions to shareholders	(0.17)	(0.17)	(0.06)	—

Net asset value, end of period/year	$13.66	$11.50	$12.13	$10.34

Total return	20.28%	(3.91)%	17.96%	3.40	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$139,315	$74,474	$39,053	$12,472
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.60%	0.62%	0.67%	1.33	%(F)
Including waiver and/or reimbursement and recapture (G)	0.56%	0.56%	0.56%	0.56	%(F)
Net investment income (loss) to average net assets	2.11%	1.94%	1.70%	2.87	%(F)
Portfolio turnover rate	4%	9%	10%	11	%(D)

(A)	Commenced operations on March 21, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Portfolio invests.
(F)	Annualized.
(G)	TAM has contractually agreed to waive 0.05% of its management fee through May 1, 2020. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock iShares Edge 75 VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2019

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock iShares Edge 75 VP (formerly, Transamerica BlackRock Smart Beta 75 VP) (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock iShares Edge 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2019 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2019, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock iShares Edge 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SECURITY VALUATION (continued)

determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2019, the Portfolio has not utilized the program.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities on non-U.S. fixed income investments, as well as on securities traded on U.S. exchanges. Loan counterparties pledge cash collateral with a value of at least 105% of the current value of the loaned securities for non-U.S. equity positions. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio (the “Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2019; however no individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2019, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2019.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$27,459,330	$—	$—	$—	$27,459,330
Total Borrowings	$27,459,330	$—	$—	$—	$27,459,330

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock iShares Edge 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $1 billion	0.30%
Over $1 billion	0.28

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.56%	May 1, 2020

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the thirty-six months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2019 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock iShares Edge 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

For the years ended December 31, 2017, December 31, 2018 and December 31, 2019, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available (A)			Total
2017	2018	2019
$ 15,943	$ 7,962	$ 8,208	$ 32,113

(A)	Certain fees are not available for recapture by TAM

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2019, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2019, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2019.

6. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2019, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 52,821,136	$ 4,329,811

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock iShares Edge 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2019, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 152,911,990	$ 13,733,608	$ —	$ 13,733,608

As of December 31, 2019, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2019, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2019 and 2018 are as follows:

2019 Distributions Paid From			2018 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 1,055,940	$ 412,405	$ —	$ 577,896	$ 193,091	$ —

As of December 31, 2019, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 2,249,542	$ 893,150	$ —	$ —	$ —	$ 13,733,608

8. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and has early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

9. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock iShares Edge 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

9. LEGAL PROCEEDINGS (continued)

Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as sub-adviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties have been deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock iShares Edge 75 VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock iShares Edge 75 VP (formerly Transamerica BlackRock Smart Beta 75 VP) (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the three years ended December 31, 2019 and the period from March 21, 2016 (commencement of operations) through December 31, 2016, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for the three years ended December 31, 2019 and the period from March 21, 2016 (commencement of operations) through December 31, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2020

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock iShares Edge 75 VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $412,405 for the year ended December 31, 2019.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 623,251	$ 58,816

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock iShares Edge 100 VP

(unaudited)

MARKET ENVIRONMENT

Global equity markets finished the year strong as the geopolitical risks that dominated market sentiment earlier in the year faded into the background, and rounded out 2019 with impressive gains in a year marked by slowing growth, ongoing trade wars, wavering recession fears, and escalating geopolitical tensions. Emerging markets outperformed their developed market counterparts in the fourth quarter as easing trade tensions sent Chinese, South Korean, and Taiwanese equities higher. Despite fourth quarter strength, however, emerging markets trailed U.S. and international developed equities on an annual basis. In October, the U.S. Federal Reserve (the “Fed”) cut interest rates by 0.25% for a third time during the year; however, it also signaled further cuts may be unlikely as economic data improved relative to expectations over the course of the fourth quarter. Bond markets mimicked equity market sentiment during the fourth quarter, as a steepening yield curve suggested a more positive view of the economy by investors. Government bond yields rose as prices fell during the fourth quarter, with corporate bonds tending to outperform other fixed income sectors.

U.S. equity markets rounded out the year with very strong gains. Despite lingering fears over slowing growth, the U.S. equity market rose in the fourth quarter with the S&P 500® up 9.1%, boosted by a “Phase One Trade Deal” announcement with China. Economic data released during the fourth quarter proved more favorable with unemployment declining to 3.5%, hitting its lowest level since 1969, and stronger-than-expected wage growth also being reported. Against this backdrop, the Value and Quality factors performed best during the fourth quarter, slightly outperforming the broader market, while the Low Size and Momentum factors tended to lag. Minimum Volatility strategies also struggled as investors shifted to a more risk-on sentiment. For 2019, the Quality factor was the top performing factor and notably outperformed the S&P 500®.

For developed markets equities outside of the U.S., European equities bounced back from the previous quarter and posted strong returns in the fourth quarter. Stronger economic data out of Germany and news of a “Phase One Trade Deal” between the U.S. and China boosted international developed markets. In October, the European Central Bank (“ECB”) said goodbye to Mario Draghi as he handed over the ECB presidency to Christine Lagarde. In the U.K., stocks made solid gains even as Brexit and domestic political uncertainty continued to dominate headlines. December saw a victory for the incumbent Conservative Party with plans to take the country out of the European Union before the end of January 2020. The Japanese market also witnessed gains but underperformed most developed markets during both the fourth quarter and the full year. Overall, economically-sensitive sectors outperformed their defensive counterparts as investor risk appetite returned during the fourth quarter. Quality was the best performing factor in the fourth quarter and 2019, outperforming the MSCI EAFE Index in both time periods.

In the fourth quarter emerging market equities buoyed by easing geopolitical concerns and a “Phase One Trade Deal” announcement. The agreement notably benefited China, Taiwan, and Korea, whose equity markets rose upon the announcement. “Phase One Trade Deal” suspends U.S. tariffs on approximately $160 billion of Chinese imports and reduces existing tariffs on $112 billion of Chinese imports. In exchange, China will purchase more agricultural, energy and manufactured goods from the U.S. Strength in oil benefited oil-dependent nations including Russia and Colombia. Meanwhile, a stronger U.S. dollar helped South African and Brazilian markets. On the other hand, the Chilean market fell sharply as large-scale protests erupted in the country’s capital Santiago before spreading to other cities. The protests started over a spike in subway fares and have created widespread unrest in the South American country.

PERFORMANCE

For the year ended December 31, 2019, Transamerica BlackRock iShares Edge 100 VP, Service Class returned 24.58%. By comparison, its primary and secondary benchmarks, the MSCI USA Index and the Transamerica BlackRock iShares Edge 100 VP Blended Benchmark, returned 30.88%, and 28.50%, respectively.

STRATEGY REVIEW

The equity allocation of this fund of fund is comprised entirely of smart beta equity exchange-traded funds (“ETFs”). The underperformance of the Portfolio was predominantly driven by equity, specifically the exposure to minimum volatility. Minimum volatility funds focus on providing broad market exposure with less volatility, so they have tended to outperform during periods of elevated volatility and underperform during periods of low volatility and in risk-on markets, as seen in the first and fourth quarters.

The smart beta ETFs are focused on rewarded risk factors in the equity space. These risk premia have been shown to provide excess return and/or lower risk over long investment horizons. Specifically, these factors are: Quality, Value, (Smaller) Size, Momentum, and Low Volatility. The Portfolio has been designed to capture all five of these factor exposures in the U.S., and outside of the U.S., the Minimum Volatility exposure. Specific strategies in this Portfolio include:

•	Quality, which is designed to be a defensive position in the market by focusing on companies with stable earnings and strong balance sheets.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock iShares Edge 100 VP

(unaudited)

STRATEGY REVIEW (continued)

•	Momentum, which focuses on companies with continued positive trending performance over a 6- and 12-month period.
•	Value, which tilts towards companies with cheaper valuations relative to their fundamentals.
•	Size, which tilts towards companies with smaller capitalization relative to the large cap parent index.
•

Minimum Volatility, which is designed to provide broad market exposure with lower risk by constructing a portfolio with the lowest possible volatility while maintaining similar characteristics to the broad market such as sector and country weights.

The Portfolio is designed to capture long-term risk premia. Our goal is to monitor the Portfolio for risk, but not to adjust positioning on an ad hoc basis or to take short-term views on the Portfolio.

Alan Mason

Greg Savage

Co-Portfolio Managers

BlackRock Investment Management, LLC

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	75.2%
Other Investment Company	28.5
International Equity Funds	24.7
Net Other Assets (Liabilities)	(28.4)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock iShares Edge 100 VP

(unaudited)

Average Annual Total Return for Period Ended 12/31/2019
	1 Year	10 Year or Since Inception	Inception Date
Service Class	24.58%	12.07%	03/21/2016
MSCI USA Index (A)	30.88%	14.47%
Transamerica BlackRock iShares Edge 100 VP Blended Benchmark (B) (C) (D)	28.50%	13.17%

(A) The MSCI USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of the large and mid-cap segments of the U.S. market.

(B) The Transamerica BlackRock iShares Edge 100 VP Blended Benchmark is composed of the following benchmarks: 75% MSCI USA Index and 25% MSCI ACWI ex-U.S. Index

(C) The MSCI USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of the large and mid-cap segments of the U.S. market.

(D) The MSCI ACWI ex-U.S. Index captures large and mid-cap representation across developed and emerging markets countries, excluding the U.S.

A portfolio’s performance for very short time periods may not be indicative of future performance.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

iShares Edge strategies seek to capture broad, consistent drivers of return and to out-perform traditional index strategies. These strategies may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other portfolios using other asset management strategies.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

The underlying portfolios invest their assets in various underlying ETFs, and their ability to achieve their investment objectives depends largely on the performance of the underlying ETFs in which they invest. There can be no assurance that the investment objectives of any underlying ETFs will be achieved. The underlying portfolios are indirectly subject to all of the risks associated with an investment in the underlying ETFs including market volatility and may be subject to the higher degree of risks associated with investing in high yield, small-cap and foreign securities.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock iShares Edge 100 VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2019, and held for the entire six-month period until December 31, 2019.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Net Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$1,075.60	$2.93	$1,022.40	$2.85	0.56%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock iShares Edge 100 VP

SCHEDULE OF INVESTMENTS

At December 31, 2019

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.9%
International Equity Funds - 24.7%
iShares Edge MSCI Min Vol EAFE ETF (A)	195,130	$ 14,544,990
iShares Edge MSCI Min Vol Emerging Markets ETF	68,468	4,016,333

		18,561,323

U.S. Equity Funds - 75.2%
iShares Edge MSCI Min Vol USA ETF (A)	183,935	12,066,136
iShares Edge MSCI USA Momentum Factor ETF (A)	96,356	12,098,460
iShares Edge MSCI USA Quality Factor ETF (A)	122,001	12,322,101
iShares Edge MSCI USA Size Factor ETF (A)	79,790	7,772,344
iShares Edge MSCI USA Value Factor ETF (A)	137,804	12,365,153

		56,624,194

Total Exchange-Traded Funds (Cost $62,221,304)		75,185,517

	Shares	Value
OTHER INVESTMENT COMPANY - 28.5%
Securities Lending Collateral - 28.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.56% (B)	21,443,660	$ 21,443,660

Total Other Investment Company (Cost $21,443,660)		21,443,660

Total Investments (Cost $83,664,964)		96,629,177
Net Other Assets (Liabilities) - (28.4)%		(21,386,519)

Net Assets - 100.0%		$ 75,242,658

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$75,185,517	$—	$—	$75,185,517
Other Investment Company	21,443,660	—	—	21,443,660

Total Investments	$96,629,177	$—	$—	$96,629,177

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $20,990,480. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate disclosed reflects the yield at December 31, 2019.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock iShares Edge 100 VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2019

Assets:
Unaffiliated investments, at value (cost $83,664,964) (including securities loaned of $20,990,480)	$96,629,177
Cash	300,073
Receivables and other assets:
Investments sold	243,500
Net income from securities lending	2,022
Dividends	1,803

Total assets	97,176,575

Liabilities:
Cash collateral received upon return of:
Securities on loan	21,443,660
Payables and other liabilities:
Investments purchased	396,014
Shares of beneficial interest redeemed	43,997
Investment management fees	16,070
Distribution and service fees	16,161
Transfer agent costs	99
Trustees, CCO and deferred compensation fees	195
Audit and tax fees	12,372
Custody fees	1,725
Legal fees	712
Printing and shareholder reports fees	1,141
Other accrued expenses	1,771

Total liabilities	21,933,917

Net assets	$75,242,658

Net assets consist of:
Capital stock ($0.01 par value)	$52,601
Additional paid-in capital	59,617,135
Total distributable earnings (accumulated losses)	15,572,922

Net assets	$75,242,658

Shares outstanding	5,260,077

Net asset value and offering price per share	$14.30

STATEMENT OF OPERATIONS

For the year ended December 31, 2019

Investment Income:
Dividend income from unaffiliated investments	$1,599,525
Net income from securities lending	7,072

Total investment income	1,606,597

Expenses:
Investment management fees	191,682
Distribution and service fees	159,735
Transfer agent costs	941
Trustees, CCO and deferred compensation fees	1,993
Audit and tax fees	17,620
Custody fees	3,310
Legal fees	3,312
Printing and shareholder reports fees	3,159
Other	8,918

Total expenses before waiver and/or reimbursement and recapture	390,670

Expense waived and/or reimbursed	(38,057)
Recapture of previously waived and/or reimbursed fees	5,196

Net expenses	357,809

Net investment income (loss)	1,248,788

Net realized gain (loss) on:
Unaffiliated investments	1,492,937

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	11,091,272

Net realized and change in unrealized gain (loss)	12,584,209

Net increase (decrease) in net assets resulting from operations	$13,832,997

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock iShares Edge 100 VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2019	December 31, 2018
From operations:
Net investment income (loss)	$1,248,788	$994,896
Net realized gain (loss)	1,492,937	1,920,048
Net change in unrealized appreciation (depreciation)	11,091,272	(6,058,613)

Net increase (decrease) in net assets resulting from operations	13,832,997	(3,143,669)

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(2,888,180)	(1,484,315)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(2,888,180)	(1,484,315)

Capital share transactions:
Proceeds from shares sold	14,943,693	9,482,780
Dividends and/or distributions reinvested	2,888,180	1,484,315
Cost of shares redeemed	(8,635,909)	(12,221,195)

Net increase (decrease) in net assets resulting from capital share transactions	9,195,964	(1,254,100)

Net increase (decrease) in net assets	20,140,781	(5,882,084)

Net assets:
Beginning of year	55,101,877	60,983,961

End of year	$75,242,658	$55,101,877

Capital share transactions - shares:
Shares issued	1,103,598	726,014
Shares reinvested	218,470	111,018
Shares redeemed	(650,581)	(949,182)

Net increase (decrease) in shares outstanding	671,487	(112,150)

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Service Class
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016 (A)
Net asset value, beginning of period/year	$12.01	$12.97	$10.59	$10.00

Investment operations:
Net investment income (loss) (B)	0.26	0.20	0.19	0.35
Net realized and unrealized gain (loss)	2.64	(0.86)	2.26	0.24

Total investment operations	2.90	(0.66)	2.45	0.59

Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.15)	(0.06)	—
Net realized gains	(0.40)	(0.15)	(0.01)	—

Total dividends and/or distributions to shareholders	(0.61)	(0.30)	(0.07)	—

Net asset value, end of period/year	$14.30	$12.01	$12.97	$10.59

Total return	24.58%	(5.32)%	23.23%	5.90	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$75,243	$55,102	$60,984	$24,382
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.61%	0.61%	0.63%	1.18	%(E)
Including waiver and/or reimbursement and recapture (F)	0.56%	0.56%	0.56%	0.56	%(E)
Net investment income (loss) to average net assets	1.95%	1.54%	1.58%	4.31	%(E)
Portfolio turnover rate	12%	14%	16%	20	%(C)

(A)	Commenced operations on March 21, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Portfolio invests.
(E)	Annualized.
(F)	TAM has contractually agreed to waive 0.05% of its management fee through May 1, 2020. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock iShares Edge 100 VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2019

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock iShares Edge 100 VP (formerly, Transamerica BlackRock Equity Smart Beta 100 VP) (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock iShares Edge 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2019 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2019, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock iShares Edge 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SECURITY VALUATION (continued)

determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2019, the Portfolio has not utilized the program.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities on non-U.S. fixed income investments, as well as on securities traded on U.S. exchanges. Loan counterparties pledge cash collateral with a value of at least 105% of the current value of the loaned securities for non-U.S. equity positions. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio (the “Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2019; however no individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2019, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock iShares Edge 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2019.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$21,443,660	$—	$—	$—	$21,443,660
Total Borrowings	$21,443,660	$—	$—	$—	$21,443,660

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $1 billion	0.30%
Over $1 billion	0.28

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.56%	May 1, 2020

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the thirty-six months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock iShares Edge 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2019 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the years ended December 31, 2017, December 31, 2018 and December 31, 2019, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available (A)
2017	2018	2019	Total
$ 8,361	$ 1,999	$ 6,110	$ 16,470

(A)	Certain fees are not available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2019, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2019, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2019.

6. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2019, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 14,953,141	$ 7,451,823

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock iShares Edge 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2019, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 83,692,621	$ 12,936,556	$ —	$ 12,936,556

As of December 31, 2019, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2019, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2019 and 2018 are as follows:

2019 Distributions Paid From			2018 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 979,876	$ 1,908,304	$ —	$ 890,391	$ 593,924	$ —

As of December 31, 2019, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 1,198,425	$ 1,437,941	$ —	$ —	$ —	$ 12,936,556

8. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and has early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock iShares Edge 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

9. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as sub-adviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties have been deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock iShares Edge 100 VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock iShares Edge 100 VP (formerly Transamerica BlackRock Equity Smart Beta 100 VP) (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from March 21, 2016 (commencement of operations) through December 31, 2016 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2019, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period from March 21, 2016 (commencement of operations) through December 31, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2020

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock iShares Edge 100 VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $1,908,304 for the year ended December 31, 2019.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 452,528	$ 42,705

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Tactical Allocation VP

(unaudited)

MARKET ENVIRONMENT

Markets began the year on the back of a difficult end to 2018, but recovered over the first quarter as major central banks shifted towards a more dovish stance and sentiment improved. The confluence of trade tensions, deterioration in market perception of growth prospects, and uncertainty around the path of monetary policy pushed sovereign bond yields to near-record lows over the middle of the year and the U.S. Treasury yield curve experienced a brief period of inversion in August. Conversely, as tensions de-escalated in early September, risk assets rose sharply and U.S. Treasury bond prices fell. U.S. equities continued to trend higher through the last quarter of the year driven by renewed optimism on the “Phase One Trade Deal”, a still resilient consumer sector, early signs of stabilization in manufacturing, and earnings reports in line with expectations. The U.S. Federal Reserve (the “Fed”), after four rate hikes in 2018, pivoted and provided three cuts to stimulate growth while the European Central Bank (“ECB”) also introduced additional accommodative measures as inflation expectations remained stable.

Further, developed economies like Japan and the Eurozone also posted strong gains in risk assets supported by relative stability in private spending and capital expenditure, despite sluggish manufacturing and weaker exports. Employment continued to expand, pushing unemployment rates to multi-decade lows.

Meanwhile, most emerging markets experienced a strong period of performance, despite a brief selloff in May, given the more recent constructive developments on trade. In China, while fiscal and monetary stimulus measures have helped stabilize the country’s growth trajectory, a potential resurgence in oil prices, political uncertainty, and mixed macroeconomic data remain areas for concern.

PERFORMANCE

For the year ended December 31, 2019, Transamerica BlackRock Tactical Allocation VP, Service Class returned 17.05%. By comparison, its primary, secondary, and additional benchmarks, the Russell 3000® Index, the Bloomberg Barclays US Aggregate Bond Index and the MSCI EAFE Index, returned 31.02%, 8.72%, and 22.66%, respectively.

STRATEGY REVIEW

The Transamerica BlackRock Tactical Allocation VP Portfolio is a global multi-asset portfolio providing exposure to both equities and fixed income. The portfolio management team seeks to generate alpha in two principal ways: 1) via tactical asset allocation across and within asset classes, and 2) by allocating capital to managers that seek to generate alpha via sector and security selection.

The Portfolio underperformed its custom benchmark for the 12-month period. Tactical asset allocation contributed positively, driven by an overweight to U.S. equities. This position was initiated in December 2018 and held throughout most of 2019, although its size changed over time as market pricing moved in line with our expectations. Major central banks, including the Fed, have pivoted to a more dovish outlook given a moderation in growth momentum and tightening labor markets, while inflationary pressures remain subdued. This acted as a tailwind to our overweight equity position. In terms of fixed income positioning, an overweight position in U.S. duration early in the year further boosted returns as sovereign bond yields approached record lows in early 2019. However, the Portfolio subsequently moved to an underweight stance, which weighed on performance.

Manager selection detracted from performance with a number of underlying managers underperforming their benchmark on a net of fee basis. Transamerica Jennison Growth VP, Transamerica Morgan Stanley Capital Growth VP, and the Transamerica Large Cap Value Fund were the largest negative contributors, while Transamerica Greystone International Growth VP was a notable positive contributor. Effective November 1, 2019, The Transamerica Jennison Growth VP Portfolio merged into the Transamerica Morgan Stanley Capital Growth VP Portflio.

Philip Green

Michael Pensky

Co-Portfolio Managers

BlackRock Investment Management, LLC

Asset Allocation	Percentage of Net Assets
U.S. Equity Fund	34.9%
U.S. Fixed Income Funds	28.1
U.S. Mixed Allocation Fund	27.5
International Equity Funds	8.9
Repurchase Agreement	0.3
Other Investment Company	0.0	*
International Alternative Fund	0.0	*
Net Other Assets (Liabilities)	0.3
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Tactical Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	17.43%	5.80%	6.16%	05/01/2011
Service Class	17.05%	5.54%	6.97%	05/01/2009
Russell 3000® Index (A)	31.02%	11.24%	13.42%
Bloomberg Barclays US Aggregate Bond Index (B)	8.72%	3.05%	3.75%
MSCI EAFE Index (C)	22.66%	6.18%	6.00%

(A) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(B) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(C) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Tactical Allocation VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2019, and held for the entire six-month period until December 31, 2019.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Net Annualized Expense Ratio (C)(D)
Initial Class	$1,000.00	$1,051.90	$0.78	$1,024.40	$0.77	0.15%
Service Class	1,000.00	1,050.10	2.07	1,023.20	2.04	0.40

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Tactical Allocation VP

SCHEDULE OF INVESTMENTS

At December 31, 2019

	Shares	Value
EXCHANGE-TRADED FUNDS - 2.8%
U.S. Equity Fund - 0.3%
SPDR S&P 500 ETF Trust	16,051	$ 5,166,175

U.S. Fixed Income Funds - 2.5%
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	226,868	20,742,541
SPDR Portfolio Long Term Treasury ETF	3,233	125,667
Vanguard Extended Duration Treasury ETF (A)	1,126	146,358
Vanguard Total Bond Market ETF	162,233	13,604,859

		34,619,425

Total Exchange-Traded Funds (Cost $39,562,065)		39,785,600

INVESTMENT COMPANIES - 96.6%
International Alternative Fund - 0.0% (B)
Transamerica Global Allocation Liquidating Trust (C) (D) (E) (F)	13,521	50,028

International Equity Funds - 8.9%
Transamerica Greystone International Growth VP (D)	9,178,735	76,367,079
Transamerica TS&W International Equity VP (D)	3,381,066	47,165,873

		123,532,952

U.S. Equity Funds - 34.6%
Transamerica Barrow Hanley Dividend Focused VP (D)	3,267,195	73,740,580
Transamerica JPMorgan Enhanced Index VP (D)	8,104,375	178,377,289
Transamerica JPMorgan Mid Cap Value VP (D)	1,215,227	19,783,888
Transamerica Large Cap Value (D)	3,353,505	37,492,190
Transamerica Morgan Stanley Capital Growth VP (D)	1,493,790	27,575,370
Transamerica T. Rowe Price Small Cap VP (D)	2,915,279	47,868,882
Transamerica WMC US Growth VP (D)	2,785,762	95,690,931

		480,529,130

	Shares	Value

INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 25.6%
Transamerica JPMorgan Core Bond VP (D)	22,134,327	$ 292,837,143
Transamerica Short-Term Bond (D)	6,283,699	63,402,520

		356,239,663

U.S. Mixed Allocation Fund - 27.5%
Transamerica PIMCO Total Return VP (D)	32,451,395	381,628,405

Total Investment Companies (Cost $1,291,116,927)		1,341,980,178

OTHER INVESTMENT COMPANY - 0.0% (B)
Securities Lending Collateral - 0.0% (B)
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.56% (G)	119,475	119,475

Total Other Investment Company (Cost $119,475)		119,475

	Principal	Value
REPURCHASE AGREEMENT - 0.3%
Fixed Income Clearing Corp., 0.85% (G), dated 12/31/2019, to be repurchased at $3,972,368 on 01/02/2020. Collateralized by a U.S. Government Obligation, 2.75%, due 09/15/2021, and with a value of $4,052,312.	$ 3,972,180	3,972,180

Total Repurchase Agreement (Cost $3,972,180)		3,972,180

Total Investments (Cost $1,334,770,647)		1,385,857,433
Net Other Assets (Liabilities) - 0.3%		3,801,165

Net Assets - 100.0%		$ 1,389,658,598

SECURITY VALUATION:

Valuation Inputs (H)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$39,785,600	$—	$—	$39,785,600
Investment Companies	1,341,930,150	—	—	1,341,930,150
Other Investment Company	119,475	—	—	119,475
Repurchase Agreement	—	3,972,180	—	3,972,180

Total	$1,381,835,225	$3,972,180	$—	$1,385,807,405

Investment Companies Measured at Net Asset Value (F)				50,028

Total Investments				$1,385,857,433

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of the security on loan is $116,982. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	Non-income producing security.
(D)	Affiliated investment in the Class I2 shares, and liquidating trusts of Transamerica Funds and/or affiliated investment in the Initial Class shares of Transamerica Series Trust. The Portfolio’s transactions and earnings are as follows:

Affiliated Investments	Value December 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2019	Shares as of December 31, 2019	Dividend Income	Net Capital Gain Distributions
Transamerica Barrow Hanley Dividend Focused VP	$71,221,406	$19,295,327	$(19,700,000)	$3,280,734	$(356,887)	$73,740,580	3,267,195	$1,692,971	$10,402,356
Transamerica Global Allocation Liquidating Trust	400,774	—	(340,741)	(339,524)	329,519	50,028	13,521	—	—
Transamerica Greystone International Growth VP	88,601,873	25,168,505	(43,100,000)	(6,067,252)	11,763,953	76,367,079	9,178,735	1,265,186	12,703,320
Transamerica JPMorgan Core Bond VP	277,954,693	54,109,172	(55,100,000)	(424,322)	16,297,600	292,837,143	22,134,327	7,709,173	—
Transamerica JPMorgan Enhanced Index VP	187,583,281	41,348,044	(76,500,000)	5,934,728	20,011,236	178,377,289	8,104,375	2,870,537	20,477,506
Transamerica JPMorgan Mid Cap Value VP	18,260,676	3,316,354	(4,300,000)	181,213	2,325,645	19,783,888	1,215,227	292,452	1,623,901
Transamerica Large Cap Value	38,899,374	4,794,793	(10,800,000)	(2,087,957)	6,685,980	37,492,190	3,353,505	802,980	991,813
Transamerica Morgan Stanley Capital Growth VP (I)	66,238,789	27,191,210	(69,774,814)	(1,794,353)	5,714,538	27,575,370	1,493,790	214,471	8,576,740
Transamerica PIMCO Total Return VP	373,798,456	84,379,231	(99,200,000)	(511,047)	23,161,765	381,628,405	32,451,395	9,479,231	—
Transamerica Short-Term Bond	1,460,661	82,506,518	(21,204,132)	162,129	477,344	63,402,520	6,283,699	1,097,715	—
Transamerica T. Rowe Price Small Cap VP	45,625,735	6,892,893	(12,800,000)	(1,918,571)	10,068,825	47,868,882	2,915,279	—	4,592,893
Transamerica TS&W International Equity VP	49,196,451	8,497,458	(17,900,000)	(1,817,484)	9,189,448	47,165,873	3,381,066	616,480	680,977
Transamerica WMC US Growth VP	52,228,462	41,705,225	(15,600,000)	(836,592)	18,193,836	95,690,931	2,785,762	595,317	3,809,908

Total	$1,271,470,631	$399,204,730	$(446,319,687)	$(6,238,298)	$123,862,802	$1,341,980,178	96,577,876	$26,636,513	$63,859,414

(E)	Restricted security. At December 31, 2019, the value of such security held by the Portfolio is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$139,107	$50,028	0.0	%(B)

(F)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.
(G)	Rates disclosed reflect the yields at December 31, 2019.
(H)	There were no transfers in or out of Level 3 during the year ended December 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(I)	Includes activity from Transamerica Jennison Growth VP, which merged into Transamerica Morgan Stanley Capital Growth VP on November 1, 2019.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Tactical Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2019

Assets:
Affiliated investments, at value (cost $1,291,116,927)	$1,341,980,178
Unaffiliated investments, at value (cost $39,681,540) (including securities loaned of $116,982)	39,905,075
Repurchase agreement, at value (cost $3,972,180)	3,972,180
Receivables and other assets:
Investments sold	11,816,006
Net income from securities lending	2,544
Shares of beneficial interest sold	36,281
Dividends	208,009
Interest	94

Total assets	1,397,920,367

Liabilities:
Cash collateral received upon return of:
Securities on loan	119,475
Payables and other liabilities:
Investments purchased	7,093,417
Shares of beneficial interest redeemed	440,904
Investment management fees	151,577
Distribution and service fees	298,880
Transfer agent costs	1,973
Trustees, CCO and deferred compensation fees	4,911
Audit and tax fees	23,675
Custody fees	7,591
Legal fees	21,002
Printing and shareholder reports fees	74,888
Other accrued expenses	23,476

Total liabilities	8,261,769

Net assets	$1,389,658,598

Net assets consist of:
Capital stock ($0.01 par value)	$886,803
Additional paid-in capital	1,257,541,214
Total distributable earnings (accumulated losses)	131,230,581

Net assets	$1,389,658,598

Net assets by class:
Initial Class	$26,400,238
Service Class	1,363,258,360

Shares outstanding:
Initial Class	2,937,755
Service Class	85,742,496

Net asset value and offering price per share:
Initial Class	$8.99
Service Class	15.90

STATEMENT OF OPERATIONS

For the year ended December 31, 2019

Investment Income:
Dividend income from affiliated investments	$26,636,513
Dividend income from unaffiliated investments	2,064,975
Interest income from unaffiliated investments	54,636
Net income from securities lending	96,869

Total investment income	28,852,993

Expenses:
Investment management fees	1,746,548
Distribution and service fees:
Service Class	3,450,172
Transfer agent costs	21,059
Trustees, CCO and deferred compensation fees	43,057
Audit and tax fees	30,854
Custody fees	22,299
Legal fees	80,232
Printing and shareholder reports fees	75,303
Other	77,236

Total expenses	5,546,760

Net investment income (loss)	23,306,233

Net realized gain (loss) on:
Affiliated investments	(6,238,298)
Unaffiliated investments	8,098,317
Capital gain distributions received from affiliated investment companies	63,859,414

Net realized gain (loss)	65,719,433

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	123,862,802
Unaffiliated investments	8,149,732

Net change in unrealized appreciation (depreciation)	132,012,534

Net realized and change in unrealized gain (loss)	197,731,967

Net increase (decrease) in net assets resulting from operations	$221,038,200

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Tactical Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2019	December 31, 2018
From operations:
Net investment income (loss)	$23,306,233	$31,029,364
Net realized gain (loss)	65,719,433	60,070,805
Net change in unrealized appreciation (depreciation)	132,012,534	(153,570,323)

Net increase (decrease) in net assets resulting from operations	221,038,200	(62,470,154)

Dividends and/or distributions to shareholders:
Initial Class	(3,058,536)	(2,511,261)
Service Class	(93,050,945)	(81,133,026)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(96,109,481)	(83,644,287)

Capital share transactions:
Proceeds from shares sold:
Initial Class	644,004	937,543
Service Class	4,783,437	8,621,422

	5,427,441	9,558,965

Dividends and/or distributions reinvested:
Initial Class	3,058,536	2,511,261
Service Class	93,050,945	81,133,026

	96,109,481	83,644,287

Cost of shares redeemed:
Initial Class	(3,219,408)	(3,209,746)
Service Class	(194,915,299)	(214,022,255)

	(198,134,707)	(217,232,001)

Net increase (decrease) in net assets resulting from capital share transactions	(96,597,785)	(124,028,749)

Net increase (decrease) in net assets	28,330,934	(270,143,190)

Net assets:
Beginning of year	1,361,327,664	1,631,470,854

End of year	$1,389,658,598	$1,361,327,664

Capital share transactions - shares:
Shares issued:
Initial Class	70,475	97,940
Service Class	309,491	540,045

	379,966	637,985

Shares reinvested:
Initial Class	356,889	270,319
Service Class	6,129,838	5,200,835

	6,486,727	5,471,154

Shares redeemed:
Initial Class	(352,580)	(334,675)
Service Class	(12,449,217)	(13,530,636)

	(12,801,797)	(13,865,311)

Net increase (decrease) in shares outstanding:
Initial Class	74,784	33,584
Service Class	(6,009,888)	(7,789,756)

	(5,935,104)	(7,756,172)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Tactical Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of year	$8.68	$9.97	$9.40	$9.80		$10.93

Investment operations:
Net investment income (loss) (A)	0.17	0.22	0.12	0.17	(B)	0.27
Net realized and unrealized gain (loss)	1.29	(0.58)	0.98	0.34		(0.27)

Total investment operations	1.46	(0.36)	1.10	0.51		—

Dividends and/or distributions to shareholders:
Net investment income	(0.40)	(0.20)	(0.27)	(0.39)		(0.32)
Net realized gains	(0.75)	(0.73)	(0.26)	(0.52)		(0.81)

Total dividends and/or distributions to shareholders	(1.15)	(0.93)	(0.53)	(0.91)		(1.13)

Net asset value, end of year	$8.99	$8.68	$9.97	$9.40		$9.80

Total return	17.43%	(4.21)%	12.02%	5.16%		0.06%

Ratio and supplemental data:
Net assets end of year (000’s)	$26,400	$24,853	$28,202	$27,478		$27,879
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.15%	0.14%	0.14%	0.14%		0.14%
Including waiver and/or reimbursement and recapture	0.15%	0.14%	0.14%	0.14	%(B)	0.14%
Net investment income (loss) to average net assets	1.91%	2.29%	1.18%	1.78	%(B)	2.57%
Portfolio turnover rate	36%	72%	15%	18%		8%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of year	$14.57	$16.11	$14.89	$15.02		$16.14

Investment operations:
Net investment income (loss) (A)	0.26	0.32	0.15	0.23	(B)	0.37
Net realized and unrealized gain (loss)	2.17	(0.97)	1.56	0.51		(0.39)

Total investment operations	2.43	(0.65)	1.71	0.74		(0.02)

Dividends and/or distributions to shareholders:
Net investment income	(0.35)	(0.16)	(0.23)	(0.35)		(0.29)
Net realized gains	(0.75)	(0.73)	(0.26)	(0.52)		(0.81)

Total dividends and/or distributions to shareholders	(1.10)	(0.89)	(0.49)	(0.87)		(1.10)

Net asset value, end of year	$15.90	$14.57	$16.11	$14.89		$15.02

Total return	17.05%	(4.41)%	11.68%	4.91%		(0.12)%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,363,259	$1,336,475	$1,603,269	$1,556,778		$1,509,931
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.40%	0.39%	0.39%	0.39%		0.39%
Including waiver and/or reimbursement and recapture	0.40%	0.39%	0.39%	0.39	%(B)	0.39%
Net investment income (loss) to average net assets	1.65%	2.02%	0.93%	1.53	%(B)	2.35%
Portfolio turnover rate	36%	72%	15%	18%		8%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2019

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Tactical Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2019 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2019, is disclosed within the Security Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SECURITY VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Investment companies: Certain investment companies are valued at the NAV of the underlying Portfolios as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying portfolios and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Restricted securities: The Portfolio may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at December 31, 2019, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2019, the Portfolio has not utilized the program.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2019.

Repurchase agreements at December 31, 2019, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities on non-U.S. fixed income investments, as well as on securities traded on U.S. exchanges. Loan counterparties pledge cash collateral with a value of at least 105% of the current value of the loaned securities for non-U.S. equity positions. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio (the “Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2019; however no individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2019, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2019.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$119,475	$—	$—	$—	$119,475
Total Borrowings	$119,475	$—	$—	$—	$119,475

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $1 billion	0.130%
Over $1 billion up to $2 billion	0.110
Over $2 billion up to $3 billion	0.105
Over $3 billion	0.100

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.25%	May 1,2020
Service Class	0.50	May 1,2020

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the thirty-six months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2019 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2019, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2020. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2019, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2019, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2019.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2019, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 507,578,570	$ 657,129,914

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2019, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,351,494,234	$ 44,697,273	$ (10,334,074)	$ 34,363,199

As of December 31, 2019, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2019, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2019 and 2018 are as follows:

2019 Distributions Paid From			2018 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 30,974,625	$ 65,134,856	$ —	$ 25,977,535	$ 57,666,752	$ —

As of December 31, 2019, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 26,448,305	$ 70,419,077	$ —	$ —	$ —	$ 34,363,199

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and has early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

11. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

11. LEGAL PROCEEDINGS (continued)

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as sub-adviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties have been deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock Tactical Allocation VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock Tactical Allocation VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2020

Transamerica Series Trust	Annual Report 2019

Transamerica BlackRock Tactical Allocation VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $65,134,856 for the year ended December 31, 2019.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 10,966,999	$ 402,896

Transamerica Series Trust	Annual Report 2019

Transamerica Greystone International Growth VP

(unaudited)

MARKET ENVIRONMENT

Despite a weak economic and corporate earnings backdrop, international stock markets were resilient in 2019, reaching all-time highs in December. Near-term uncertainty was reduced with the outcome of the U.K. election and a “Phase One Trade Deal” announced in December regarding the U.S.-China trading dispute. Stabilizing growth prospects and financial conditions supported yield curves and risk assets.

With the outlook for moderate economic growth and a weak earnings backdrop, we have sought to balance risks in the Portfolio by moderating our overweight in the more cyclical sectors and investing in more defensive growth companies. We continue to focus on firms with strong balance sheets, competitive positioning and skilled management teams that may benefit from secular growth tailwinds and which have sustainable growth drivers along with improvements in earnings generation.

PERFORMANCE

For the year ended December 31, 2019, Transamerica Greystone International Growth VP, Initial Class returned 27.68%. By comparison, its benchmark, the MSCI EAFE Index, returned 22.66%.

STRATEGY REVIEW

The Portfolio outperformed its benchmark with all regions contributing to relative performance. Our allocation in emerging markets contributed the most, led by our holdings in ANTA Sports Products, Ltd., a sporting retailer in China. ANTA Sports Products, Ltd., which has an excellent track record of acquiring assets, made a beneficial acquisition in Amer Sports. The company also reported strong quarterly sales growth on healthy demand in October and issued a positive profit outlook in December. We trimmed the position to take profits and manage risk.

Stock selection in Japan was also an important performance contributor, led by Open House Co., Ltd., a real estate agency and brokerage business. The stock was under pressure earlier in the year over concerns from a slowdown in the property resale business and pressure on margins in its single-family home business. We added to our position based on our belief that the issues were largely due to temporary macro-related issues and that our investment thesis remained intact. Stock of Open House Co., Ltd. subsequently rebounded after management reported better results later in the year.

From a sector perspective, industrials contributed the most to performance with contribution from holdings across several regions as well as a modest overweight in the sector. Among individual contributors, Ashtead Group PLC, an equipment rental company in the U.K., continued to see strong rental growth in the U.S. and gained market share in specialty rentals. Minebea Mitsumi, Inc., a Japanese high-precision ball bearings component manufacturer, reported quarterly sales improvement after hitting a year low in the second quarter. The company benefited from stronger smartphone and gaming console sales. Lastly, Kingspan Group PLC, an insulated panel manufacturer in Ireland, maintained its strong competitive position with its technologically-differentiated products.

Health-care was the only sector to weigh on relative performance. Contributions from Roche Holding AG and GlaxoSmithKline PLC were more than offset by weakness in Takeda Pharmaceutical Co., Ltd. and having no exposure in strong index performers Daiichi Sankyo Co., Ltd., CSL Ltd. and AstraZeneca PLC. Takeda Pharmaceutical Co., Ltd. was down based on near-term concerns in its rare diseases business unit. We continued to have conviction in Takeda Pharmaceutical Co., Ltd. based on its higher margins, accelerated synergies realization and greater-than-expected debt pay-downs. As of the 12-month period end, we monitored the company’s product pipeline and sustainability of its business following its debt reduction efforts.

Alfred Li, CFA

Jeff Tiefenbach, CFA

Co-Portfolio Managers

TDAM USA Inc.

Asset Allocation	Percentage of Net Assets
Common Stocks	98.1%
Other Investment Company	2.7
Repurchase Agreement	0.3
Net Other Assets (Liabilities)	(1.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2019

Transamerica Greystone International Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	27.68%	6.01%	6.17%	01/02/1997
MSCI EAFE Index (A)	22.66%	6.18%	6.00%
Service Class	27.40%	5.75%	5.92%	05/01/2003

(A) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Transamerica Series Trust	Annual Report 2019

Transamerica Greystone International Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2019, and held for the entire six-month period until December 31, 2019.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,099.70	$4.39	$1,021.00	$4.23	0.83%
Service Class	1,000.00	1,099.20	5.71	1,019.80	5.50	1.08

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2019

Transamerica Greystone International Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2019

	Shares	Value
COMMON STOCKS - 98.1%
Australia - 1.4%
Northern Star Resources, Ltd.	834,193	$ 6,620,816

Austria - 2.0%
Erste Group Bank AG (A)	257,400	9,668,497

China - 7.4%
ANTA Sports Products, Ltd.	1,397,000	12,504,748
Ping An Insurance Group Co. of China, Ltd., H Shares	805,000	9,514,585
Tencent Holdings, Ltd.	279,300	13,462,659

		35,481,992

Finland - 1.9%
Neste OYJ	268,800	9,352,932

France - 9.5%
Airbus SE	61,600	9,015,740
AXA SA	430,504	12,125,527
TOTAL SA	216,409	11,943,101
Vinci SA	112,266	12,466,948

		45,551,316

Germany - 4.6%
Bayerische Motoren Werke AG	125,607	10,287,927
Henkel AG & Co. KGaA	59,676	5,609,098
Knorr-Bremse AG	59,528	6,059,609

		21,956,634

Ireland - 5.7%
Kingspan Group PLC	212,931	13,005,094
Smurfit Kappa Group PLC	372,246	14,305,205

		27,310,299

Israel - 1.9%
Nice, Ltd., ADR (A) (B)	59,008	9,155,091

Italy - 3.3%
Enel SpA	2,014,900	16,006,009

Japan - 17.3%
Asahi Group Holdings, Ltd. (B)	263,900	12,039,247
Haseko Corp.	697,300	9,360,442
Koito Manufacturing Co., Ltd.	154,200	7,140,372
Minebea Mitsumi, Inc.	496,900	10,264,038
Nidec Corp.	39,300	5,367,739
Nitori Holdings Co., Ltd.	50,800	8,018,844
Open House Co., Ltd.	242,500	6,933,705
SoftBank Group Corp.	199,600	8,666,037
Sushiro Global Holdings, Ltd.	80,800	6,958,350
Takeda Pharmaceutical Co., Ltd.	206,536	8,168,951

		82,917,725

Luxembourg - 2.6%
Aroundtown SA	1,403,704	12,607,755

Netherlands - 2.2%
Euronext NV (C)	132,392	10,788,823

New Zealand - 1.3%
a2 Milk Co., Ltd. (A)	636,900	6,391,307

Norway - 4.9%
DNB ASA	691,416	12,938,400
Equinor ASA	528,738	10,544,235

		23,482,635

Republic of Korea - 2.2%
Samsung Electronics Co., Ltd.	219,500	10,577,012

	Shares	Value
COMMON STOCKS (continued)
Spain - 1.9%
Iberdrola SA	878,100	$ 9,041,976

Sweden - 2.3%
Epiroc AB, Class A	106,600	1,303,639
Epiroc AB, Class B	812,523	9,656,595

		10,960,234

Switzerland - 7.1%
Lonza Group AG (A)	22,900	8,354,087
Roche Holding AG	47,017	15,280,650
Swiss Life Holding AG	21,022	10,546,108

		34,180,845

Taiwan - 1.9%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	154,490	8,975,869

United Kingdom - 16.7%
Ashtead Group PLC	312,090	9,979,340
Beazley PLC	1,280,827	9,433,002
British American Tobacco PLC	227,999	9,759,370
Compass Group PLC	523,312	13,101,083
GlaxoSmithKline PLC	593,011	13,974,085
Legal & General Group PLC	1,809,236	7,261,436
Rio Tinto PLC, ADR	186,530	11,072,421
Smith & Nephew PLC	231,800	5,626,549

		80,207,286

Total Common Stocks (Cost $438,262,546)		471,235,053

OTHER INVESTMENT COMPANY - 2.7%
Securities Lending Collateral - 2.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.56% (D)	12,781,520	12,781,520

Total Other Investment Company (Cost $12,781,520)		12,781,520

	Principal	Value
REPURCHASE AGREEMENT - 0.3%
Fixed Income Clearing Corp., 0.85% (D), dated 12/31/2019, to be repurchased at $1,420,818 on 01/02/2020. Collateralized by a U.S. Government Obligation, 2.75%, due 09/15/2021, and with a value of $1,453,491.	$ 1,420,751	1,420,751

Total Repurchase Agreement (Cost $1,420,751)		1,420,751

Total Investments (Cost $452,464,817)		485,437,324
Net Other Assets (Liabilities) - (1.1)%		(5,385,695)

Net Assets - 100.0%		$ 480,051,629

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Greystone International Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Insurance	10.1%	$48,880,658
Pharmaceuticals	7.7	37,423,686
Oil, Gas & Consumable Fuels	6.6	31,840,268
Machinery	5.6	27,283,881
Electric Utilities	5.2	25,047,985
Banks	4.7	22,606,897
Hotels, Restaurants & Leisure	4.1	20,059,433
Real Estate Management & Development	4.0	19,541,460
Metals & Mining	3.6	17,693,237
Containers & Packaging	2.9	14,305,205
Interactive Media & Services	2.8	13,462,659
Building Products	2.7	13,005,094
Textiles, Apparel & Luxury Goods	2.6	12,504,748
Construction & Engineering	2.6	12,466,948
Beverages	2.5	12,039,247
Capital Markets	2.2	10,788,823
Technology Hardware, Storage & Peripherals	2.2	10,577,012
Automobiles	2.1	10,287,927
Trading Companies & Distributors	2.1	9,979,340
Tobacco	2.0	9,759,370
Household Durables	1.9	9,360,442
Software	1.9	9,155,091
Aerospace & Defense	1.9	9,015,740
Semiconductors & Semiconductor Equipment	1.8	8,975,869
Wireless Telecommunication Services	1.8	8,666,037
Life Sciences Tools & Services	1.7	8,354,087
Specialty Retail	1.6	8,018,844
Auto Components	1.5	7,140,372
Food Products	1.3	6,391,307
Health Care Equipment & Supplies	1.2	5,626,549
Household Products	1.1	5,609,098
Electrical Equipment	1.1	5,367,739

Investments	97.1	471,235,053
Short-Term Investments	2.9	14,202,271

Total Investments	100.0%	$485,437,324

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$29,203,381	$442,031,672	$—	$471,235,053
Other Investment Company	12,781,520	—	—	12,781,520
Repurchase Agreement	—	1,420,751	—	1,420,751

Total Investments	$41,984,901	$443,452,423	$—	$485,437,324

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Greystone International Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $12,171,898. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, the value of the 144A security is $10,788,823, representing 2.2% of the Portfolio’s net assets.
(D)	Rates disclosed reflect the yields at December 31, 2019.
(E)	There were no transfers in or out of Level 3 during the year ended December 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Greystone International Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2019

Assets:
Investments, at value (cost $451,044,066) (including securities loaned of $12,171,898)	$484,016,573
Repurchase agreement, at value (cost $1,420,751)	1,420,751
Foreign currency, at value (cost $5,881,523)	5,980,705
Receivables and other assets:
Net income from securities lending	3,182
Shares of beneficial interest sold	49,577
Dividends	460,571
Interest	33
Tax reclaims	1,527,661

Total assets	493,459,053

Liabilities:
Cash collateral received upon return of:
Securities on loan	12,781,520
Payables and other liabilities:
Shares of beneficial interest redeemed	95,938
Investment management fees	319,587
Distribution and service fees	24,605
Transfer agent costs	656
Trustees, CCO and deferred compensation fees	1,586
Audit and tax fees	16,139
Custody fees	113,112
Legal fees	5,316
Printing and shareholder reports fees	42,184
Other accrued expenses	6,781

Total liabilities	13,407,424

Net assets	$480,051,629

Net assets consist of:
Capital stock ($0.01 par value)	$580,069
Additional paid-in capital	451,337,231
Total distributable earnings (accumulated losses)	28,134,329

Net assets	$480,051,629

Net assets by class:
Initial Class	$365,485,371
Service Class	114,566,258

Shares outstanding:
Initial Class	43,932,971
Service Class	14,073,964

Net asset value and offering price per share:
Initial Class	$8.32
Service Class	8.14

STATEMENT OF OPERATIONS

For the year ended December 31, 2019

Investment Income:
Dividend income	$14,758,328
Interest income	73,154
Net income from securities lending	207,583
Withholding taxes on foreign income	(1,551,037)

Total investment income	13,488,028

Expenses:
Investment management fees	3,563,237
Distribution and service fees:
Service Class	266,077
Transfer agent costs	6,858
Trustees, CCO and deferred compensation fees	14,307
Audit and tax fees	20,096
Custody fees	63,254
Legal fees	29,631
Printing and shareholder reports fees	41,881
Other	46,663

Total expenses	4,052,004

Net investment income (loss)	9,436,024

Net realized gain (loss) on:
Investments	(13,238,006)
Foreign currency transactions	(225,560)

Net realized gain (loss)	(13,463,566)

Net change in unrealized appreciation (depreciation) on:
Investments	116,648,799
Translation of assets and liabilities denominated in foreign currencies	109,645

Net change in unrealized appreciation (depreciation)	116,758,444

Net realized and change in unrealized gain (loss)	103,294,878

Net increase (decrease) in net assets resulting from operations	$112,730,902

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Greystone International Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2019	December 31, 2018
From operations:
Net investment income (loss)	$9,436,024	$8,356,935
Net realized gain (loss)	(13,463,566)	76,971,470
Net change in unrealized appreciation (depreciation)	116,758,444	(181,820,409)

Net increase (decrease) in net assets resulting from operations	112,730,902	(96,492,004)

Dividends and/or distributions to shareholders:
Initial Class	(63,793,205)	(6,966,679)
Service Class	(19,322,256)	(1,772,449)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(83,115,461)	(8,739,128)

Capital share transactions:
Proceeds from shares sold:
Initial Class	22,045,516	125,237,787
Service Class	6,898,345	6,890,308

	28,943,861	132,128,095

Dividends and/or distributions reinvested:
Initial Class	63,793,205	6,966,679
Service Class	19,322,256	1,772,449

	83,115,461	8,739,128

Cost of shares redeemed:
Initial Class	(90,083,406)	(138,241,431)
Service Class	(13,365,290)	(34,186,974)

	(103,448,696)	(172,428,405)

Net increase (decrease) in net assets resulting from capital share transactions	8,610,626	(31,561,182)

Net increase (decrease) in net assets	38,226,067	(136,792,314)

Net assets:
Beginning of year	441,825,562	578,617,876

End of year	$480,051,629	$441,825,562

Capital share transactions - shares:
Shares issued:
Initial Class	2,553,143	13,144,066
Service Class	837,240	729,742

	3,390,383	13,873,808

Shares reinvested:
Initial Class	8,691,172	763,890
Service Class	2,687,379	197,818

	11,378,551	961,708

Shares redeemed:
Initial Class	(10,549,453)	(14,398,439)
Service Class	(1,601,331)	(3,726,514)

	(12,150,784)	(18,124,953)

Net increase (decrease) in shares outstanding:
Initial Class	694,862	(490,483)
Service Class	1,923,288	(2,798,954)

	2,618,150	(3,289,437)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Greystone International Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of year	$8.01	$9.91	$7.89	$8.06		$8.19

Investment operations:
Net investment income (loss) (A)	0.18	0.15	0.10	0.12	(B)	0.12
Net realized and unrealized gain (loss)	1.81	(1.88)	2.04	(0.11)		(0.11)

Total investment operations	1.99	(1.73)	2.14	0.01		0.01

Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.12)	(0.12)	(0.12)		(0.14)
Net realized gains	(1.53)	(0.05)	—	(0.06)		—

Total dividends and/or distributions to shareholders	(1.68)	(0.17)	(0.12)	(0.18)		(0.14)

Net asset value, end of year	$8.32	$8.01	$9.91	$7.89		$8.06

Total return	27.68%	(17.70)%	27.24%	0.08%		0.08%

Ratio and supplemental data:
Net assets end of year (000’s)	$365,486	$346,289	$433,218	$217,079		$256,000
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.82%	0.93%	1.00%	1.02%		1.02%
Including waiver and/or reimbursement and recapture	0.82%	0.93%	1.00%	1.00	%(B)	1.02%
Net investment income (loss) to average net assets	2.10%	1.60%	1.12%	1.56	%(B)	1.36%
Portfolio turnover rate	26%	131%	13%	16%		17%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of year	$7.86	$9.73	$7.75	$7.92		$8.06

Investment operations:
Net investment income (loss) (A)	0.15	0.13	0.09	0.10	(B)	0.09
Net realized and unrealized gain (loss)	1.78	(1.86)	1.99	(0.11)		(0.11)

Total investment operations	1.93	(1.73)	2.08	(0.01)		(0.02)

Dividends and/or distributions to shareholders:
Net investment income	(0.12)	(0.09)	(0.10)	(0.10)		(0.12)
Net realized gains	(1.53)	(0.05)	—	(0.06)		—

Total dividends and/or distributions to shareholders	(1.65)	(0.14)	(0.10)	(0.16)		(0.12)

Net asset value, end of year	$8.14	$7.86	$9.73	$7.75		$7.92

Total return	27.40%	(17.95)%	26.98%	(0.13)%		(0.24)%

Ratio and supplemental data:
Net assets end of year (000’s)	$114,566	$95,537	$145,400	$102,939		$100,677
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.07%	1.18%	1.25%	1.27%		1.27%
Including waiver and/or reimbursement and recapture	1.07%	1.18%	1.25%	1.25	%(B)	1.27%
Net investment income (loss) to average net assets	1.83%	1.42%	1.06%	1.27	%(B)	1.04%
Portfolio turnover rate	26%	131%	13%	16%		17%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Greystone International Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2019

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Greystone International Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2019

Transamerica Greystone International Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2019 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2019

Transamerica Greystone International Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2019, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may

Transamerica Series Trust	Annual Report 2019

Transamerica Greystone International Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2019, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2019.

Repurchase agreements at December 31, 2019, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities on non-U.S. fixed income investments, as well as on securities traded on U.S. exchanges. Loan counterparties pledge cash collateral with a value of at least 105% of the current value of the loaned securities for non-U.S. equity positions. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio (the “Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2019; however no individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2019, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2019.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$12,781,520	$—	$—	$—	$12,781,520
Total Borrowings	$12,781,520	$—	$—	$—	$12,781,520

Transamerica Series Trust	Annual Report 2019

Transamerica Greystone International Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Growth risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Emerging market risk: Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems and regulatory and accounting standards that are less fully developed, and that can be expected to be less stable. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility. The Portfolio may be required to establish special custody or other arrangements before investing in emerging market countries. An investment in emerging market securities should be considered speculative.

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the Portfolio may invest may have markets that are less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $500 million	0.770%
Over $500 million up to $1 billion	0.760
Over $1 billion up to $2 billion	0.710
Over $2 billion up to $3 billion	0.695
Over $3 billion	0.680

Transamerica Series Trust	Annual Report 2019

Transamerica Greystone International Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2019
Initial Class	1.00%	May 1, 2020
Service Class	1.25	May 1, 2020
Prior to May 1, 2019
Initial Class	1.13
Service Class	1.38

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the thirty-six months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any, other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2019 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2019, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2020. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2019, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2019

Transamerica Greystone International Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2019, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2019.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2019, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 115,473,646	$ —	$ 167,856,108	$ —

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and passive foreign investment company un-reversed inclusions. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gain and losses, paydown gains and losses, passive foreign investment company gains and losses and distribution re-designations. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no classifications in the current year.

As of December 31, 2019, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 456,713,040	$ 47,883,412	$ (19,159,128)	$ 28,724,284

As of December 31, 2019, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 4,491,646	$ 6,247,355

During the year ended December 31, 2019, the Portfolio did not have any capital loss carryforwards utilized or expired.

Transamerica Series Trust	Annual Report 2019

Transamerica Greystone International Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2019 and 2018 are as follows:

2019 Distributions Paid From			2018 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 7,288,333	$ 75,827,128	$ —	$ 6,039,036	$ 2,700,092	$ —

As of December 31, 2019, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 10,007,720	$ —	$ (10,739,001)	$ —	$ —	$ 28,865,610

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and has early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

11. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as sub-adviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Transamerica Series Trust	Annual Report 2019

Transamerica Greystone International Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

11. LEGAL PROCEEDINGS (continued)

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties have been deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Greystone International Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Greystone International Growth VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2020

Transamerica Series Trust	Annual Report 2019

Transamerica Greystone International Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $75,827,128 for the year ended December 31, 2019.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 10,706,327	$ 904,492

Transamerica Series Trust	Annual Report 2019

Transamerica International Equity Index VP

(unaudited)

MARKET ENVIRONMENT

The European equity markets rebounded in the first quarter of the year following the downturn in late 2018. Rising global risk sentiment also buoyed European equity markets, mirroring returns of other markets with firm gains in April 2019, followed by a sharp fall in May and a subsequent rebound in June. After a strong rally in the first quarter of 2019, many markets were close to the highs notched during the summer and fall of 2018.

Early on, there was little in the way of new monetary policy news from the European Central Bank (“ECB”) and it reiterated that interest rates should remain at current levels through the end of the year. For the third quarter European equities delivered results in line with other developed markets in local terms, but steadily weakening currencies negatively impacted the quarterly results for MSCI Europe in USD terms. Europe continued to be plagued by weak economic data, especially in the manufacturing sector. That weakness did not go unnoticed, and the International Monetary Fund (“IMF”) issued a warning that stronger ECB policies would likely be needed to help support growth on the continent. In July, the ECB announced no new policy changes, but referenced a possible accommodation, which was subsequently implemented at the ECB’s September policy meeting. European equities notched solid gains in the fourth quarter, but the realized results varied greatly depending upon an investor’s home currency. For unhedged USD-based investors, the returns were comparable to the U.S. equity market as MSCI Europe generated a positive return. Brexit developments, which reduced the odds of an economically damaging “No Deal Exit” from the European Union, contributed to the move higher in the British pound and other European currencies in October. Subsequently, widespread U.S. dollar weakness aided European currency values later in the quarter as risk-on sentiment continued.

PERFORMANCE

For the year ended December 31, 2019, Transamerica International Equity Index VP, Service Class returned 21.10%. By comparison, its benchmark, the MSCI EAFE Index, returned 22.66%.

STRATEGY REVIEW

The investment objective of the Transamerica International Equity Index VP Portfolio, seeks to track investment results that, before expenses, correspond generally to the price and yield performance of the Portfolio’s benchmark, the MSCI EAFE Index (“MSCI EAFE”). MSCI EAFE is an index composed of large- and mid-capitalization developed market equities, excluding the U.S. and Canada.

The Transamerica International Equity Index VP Portfolio underperformed its benchmark during the fiscal year. The primary drivers of fund performance during the year were expenses, slight mismatches in security weightings versus the Index, cash drag, dividend tax withholding differences and transaction costs.

On an individual security level, the top positive contributors to the Portfolio’s performance during the 12-month period were Nestle SA, Roche Holding AG and ASML Holding NV. The top negative contributors to the Portfolio’s performance during the period were Nokia OYJ, ADR, Swedbank AB and Teva Pharmaceutical Industries, Ltd., ADR.

During the fiscal year, the Portfolio used derivatives. These positions added to performance.

Michael Feehily, CFA

Dwayne Hancock, CFA

Keith Richardson

Co-Portfolio Managers

SSGA Funds Management, Inc.

Asset Allocation	Percentage of Net Assets
Common Stocks	99.2%
Preferred Stocks	0.6
Right	0.0 *
Net Other Assets (Liabilities)^	0.2
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2019

Transamerica International Equity Index VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2019
	1 Year	10 Year or Since Inception	Inception Date
Initial Class	21.32%	0.09%	01/12/2018
Service Class	21.10%	5.65%	05/01/2017
MSCI EAFE Index (A)	22.66%	7.44%

(A) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Transamerica Series Trust	Annual Report 2019

Transamerica International Equity Index VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2019, and held for the entire six-month period until December 31, 2019.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,065.60	$0.94	$1,024.30	$0.92	0.18%
Service Class	1,000.00	1,065.40	2.24	1,023.00	2.19	0.43

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2019

Transamerica International Equity Index VP

SCHEDULE OF INVESTMENTS

At December 31, 2019

	Shares	Value
COMMON STOCKS - 99.2%
Australia - 6.9%
AGL Energy, Ltd.	1,915	$ 27,589
Alumina, Ltd.	7,568	12,215
AMP, Ltd.	10,463	14,061
APA Group	3,766	29,335
Aristocrat Leisure, Ltd.	1,757	41,514
ASX, Ltd.	575	31,639
Aurizon Holdings, Ltd.	6,248	22,931
AusNet Services	4,856	5,793
Australia & New Zealand Banking Group, Ltd.	8,929	154,330
Bendigo & Adelaide Bank, Ltd.	1,388	9,526
BHP Group PLC	6,573	154,699
BHP Group, Ltd.	9,125	249,223
BlueScope Steel, Ltd.	1,691	17,871
Boral, Ltd.	2,982	9,375
Brambles, Ltd.	5,028	41,353
Caltex Australia, Ltd.	714	17,011
Challenger, Ltd.	1,510	8,573
CIMIC Group, Ltd.	291	6,767
Coca-Cola Amatil, Ltd.	1,732	13,443
Cochlear, Ltd.	181	28,544
Coles Group, Ltd.	3,554	37,011
Commonwealth Bank of Australia	5,485	307,543
Computershare, Ltd.	1,620	19,076
Crown Resorts, Ltd.	1,099	9,262
CSL, Ltd.	1,412	273,243
Dexus, REIT	3,336	27,390
Flight Centre Travel Group, Ltd.	219	6,771
Fortescue Metals Group, Ltd.	4,037	30,284
Goodman Group, REIT	5,172	48,526
GPT Group, REIT	6,751	26,530
Harvey Norman Holdings, Ltd.	2,264	6,466
Incitec Pivot, Ltd.	4,596	10,256
Insurance Australia Group, Ltd.	7,594	40,821
LendLease Group	1,873	23,133
Macquarie Group, Ltd.	1,018	98,477
Magellan Financial Group, Ltd.	431	17,225
Medibank Pvt, Ltd.	7,594	16,840
Mirvac Group, REIT	13,245	29,557
National Australia Bank, Ltd.	9,030	156,075
Newcrest Mining, Ltd.	2,296	48,739
Oil Search, Ltd.	4,353	22,147
Orica, Ltd.	1,203	18,556
Origin Energy, Ltd.	5,407	32,062
Qantas Airways, Ltd.	1,931	9,635
QBE Insurance Group, Ltd.	3,990	36,064
Ramsay Health Care, Ltd.	513	26,111
REA Group, Ltd.	155	11,269
Santos, Ltd.	5,459	31,336
Scentre Group, REIT	17,041	45,801
SEEK, Ltd.	1,117	17,676
Sonic Healthcare, Ltd.	1,357	27,378
South32, Ltd.	15,528	29,421
Stockland, REIT	6,975	22,614
Suncorp Group, Ltd.	3,797	34,532
Sydney Airport	3,484	21,173
Tabcorp Holdings, Ltd.	6,361	20,221
Telstra Corp., Ltd.	12,458	30,948
TPG Telecom, Ltd.	1,452	6,837

	Shares	Value
COMMON STOCKS (continued)
Australia (continued)
Transurban Group	8,495	$ 88,884
Treasury Wine Estates, Ltd.	2,302	26,235
Vicinity Centres, REIT	9,298	16,247
Washington H Soul Pattinson & Co., Ltd.	445	6,714
Wesfarmers, Ltd.	3,477	101,015
Westpac Banking Corp.	10,883	185,048
WiseTech Global, Ltd.	366	6,002
Woodside Petroleum, Ltd.	2,945	71,052
Woolworths Group, Ltd.	3,954	100,334
Worley, Ltd.	906	9,734

		3,184,063

Austria - 0.2%
Andritz AG	268	11,521
Erste Group Bank AG (A)	919	34,520
OMV AG	453	25,379
Raiffeisen Bank International AG	444	11,113
Verbund AG	182	9,134
voestalpine AG	420	11,649

		103,316

Belgium - 1.0%
Ageas	539	31,850
Anheuser-Busch InBev SA	2,366	192,968
Colruyt SA	145	7,560
Galapagos NV (A)	139	29,078
Groupe Bruxelles Lambert SA	263	27,719
KBC Group NV	787	59,199
Proximus SADP	426	12,195
Solvay SA	249	28,852
Telenet Group Holding NV	131	5,886
UCB SA	384	30,539
Umicore SA	606	29,474

		455,320

Chile - 0.0% (B)
Antofagasta PLC	1,158	14,063

China - 0.0% (B)
BeiGene, Ltd., ADR (A)	100	16,576
Yangzijiang Shipbuilding Holdings, Ltd.	6,500	5,413

		21,989

Denmark - 1.8%
AP Moller - Maersk A/S, Class A	10	13,555
AP Moller - Maersk A/S, Class B	21	30,287
Carlsberg A/S, Class B	317	47,308
Chr Hansen Holding A/S	346	27,496
Coloplast A/S, Class B	352	43,670
Danske Bank A/S	1,999	32,340
Demant A/S (A)	406	12,786
DSV Panalpina A/S	662	76,298
Genmab A/S (A)	195	43,369
H. Lundbeck A/S	186	7,111
ISS A/S	540	12,957
Novo Nordisk A/S, Class B	5,655	327,701
Novozymes A/S, B Shares	659	32,248
Orsted A/S (C)	608	62,882
Pandora A/S	296	12,876
Tryg A/S	316	9,368

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica International Equity Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Denmark (continued)
Vestas Wind Systems A/S	590	$ 59,594

		851,846

Finland - 1.1%
Elisa OYJ	448	24,749
Fortum Oyj	1,332	32,878
Kone OYJ, Class B	1,039	67,938
Metso OYJ	379	14,972
Neste OYJ	1,362	47,391
Nokia OYJ	17,566	64,974
Nokian Renkaat OYJ	349	10,038
Nordea Bank Abp	7,481	60,523
Nordea Bank Abp	2,694	21,894
Orion OYJ, Class B	358	16,580
Sampo OYJ, A Shares	1,407	61,434
Stora Enso OYJ, R Shares	1,702	24,766
UPM-Kymmene OYJ	1,714	59,466
Wartsila OYJ Abp	1,218	13,463

		521,066

France - 11.2%
Accor SA	572	26,787
Aeroports de Paris	85	16,790
Air Liquide SA	1,463	207,100
Airbus SE	1,815	265,642
Alstom SA	590	27,948
Amundi SA (C)	201	15,760
Arkema SA	216	22,945
Atos SE	285	23,759
AXA SA	6,053	170,488
BioMerieux	128	11,393
BNP Paribas SA	3,512	208,119
Bollore SA (A)	937	3,988
Bollore SA	1,924	8,395
Bouygues SA	651	27,661
Bureau Veritas SA	835	21,786
Capgemini SE	475	58,023
Carrefour SA	1,941	32,549
Casino Guichard Perrachon SA	195	9,121
Cie de Saint-Gobain	1,552	63,542
Cie Generale des Etablissements Michelin SCA	524	64,126
CNP Assurances	588	11,694
Covivio, REIT	129	14,644
Credit Agricole SA	3,462	50,192
Danone SA	1,918	158,990
Dassault Aviation SA	9	11,812
Dassault Systemes SE	411	67,562
Edenred	770	39,817
Eiffage SA	259	29,633
Electricite de France SA	1,761	19,611
Engie SA	5,673	91,633
EssilorLuxottica SA	882	134,352
Eurazeo SE	144	9,853
Eutelsat Communications SA	459	7,460
Faurecia SE	245	13,199
Gecina SA, REIT	142	25,421
Getlink SE	1,408	24,496
Hermes International	98	73,233
ICADE, REIT	116	12,628

	Shares	Value
COMMON STOCKS (continued)
France (continued)
Iliad SA	72	$ 9,332
Ingenico Group SA	180	19,545
Ipsen SA	94	8,330
JCDecaux SA	205	6,319
Kering SA	235	154,258
Klepierre SA, REIT	624	23,693
L’Oreal SA	781	231,277
Legrand SA	835	68,036
LVMH Moet Hennessy Louis Vuitton SE	863	400,957
Natixis SA	2,905	12,897
Orange SA	6,186	91,038
Pernod Ricard SA	670	119,795
Peugeot SA	1,885	45,037
Publicis Groupe SA	652	29,517
Remy Cointreau SA	85	10,440
Renault SA	633	29,949
Safran SA	1,019	157,336
Sanofi	3,507	352,547
Sartorius Stedim Biotech	94	15,573
Schneider Electric SE	1,727	177,252
SCOR SE	506	21,239
SEB SA	60	8,911
Societe Generale SA	2,546	88,574
Sodexo SA	285	33,775
Suez	1,116	16,881
Teleperformance	188	45,845
Thales SA	318	33,002
TOTAL SA	7,433	410,210
Ubisoft Entertainment SA (A)	289	19,962
Unibail-Rodamco-Westfield, REIT, CDI	5,703	44,783
Unibail-Rodamco-Westfield, REIT	155	24,454
Valeo SA	797	28,080
Veolia Environnement SA	1,706	45,372
Vinci SA	1,597	177,344
Vivendi SA	2,608	75,534
Wendel SA	83	11,033
Worldline SA (A) (C)	307	21,746

		5,152,025

Germany - 8.0%
adidas AG	559	181,713
Allianz SE	1,323	324,172
BASF SE	2,850	214,709
Bayer AG	2,902	235,923
Bayerische Motoren Werke AG	1,030	84,363
Beiersdorf AG	289	34,573
Brenntag AG	496	26,911
Carl Zeiss Meditec AG	117	14,874
Commerzbank AG	3,229	19,942
Continental AG	349	45,101
Covestro AG (C)	509	23,684
Daimler AG	2,829	156,399
Delivery Hero SE (A) (C)	363	28,771
Deutsche Bank AG	6,138	47,560
Deutsche Boerse AG	590	92,520
Deutsche Lufthansa AG	733	13,492
Deutsche Post AG	3,104	118,027
Deutsche Telekom AG	10,429	170,433

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica International Equity Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Germany (continued)
Deutsche Wohnen SE	1,072	$ 43,606
E.ON SE	6,997	74,776
Evonik Industries AG	579	17,684
Fraport AG Frankfurt Airport Services Worldwide	149	12,648
Fresenius Medical Care AG & Co. KGaA	687	50,582
Fresenius SE & Co. KGaA	1,302	73,268
GEA Group AG	500	16,534
Hannover Rueck SE	189	36,442
HeidelbergCement AG	460	33,426
Henkel AG & Co. KGaA	320	30,078
HOCHTIEF AG	95	12,095
Infineon Technologies AG	3,821	86,333
KION Group AG	205	14,097
Knorr-Bremse AG	165	16,796
LANXESS AG	274	18,397
Merck KGaA	392	46,214
METRO AG	594	9,558
MTU Aero Engines AG	148	42,169
Muenchener Rueckversicherungs-Gesellschaft AG	459	135,448
Puma SE	255	19,554
RWE AG	1,865	57,147
SAP SE	3,057	411,467
Siemens AG	2,371	309,633
Siemens Healthineers AG (C)	495	23,729
Symrise AG	406	42,674
Telefonica Deutschland Holding AG	2,306	6,684
thyssenkrupp AG	1,192	16,017
TUI AG	1,494	18,875
Uniper SE	632	20,889
United Internet AG	366	11,986
Volkswagen AG	100	19,369
Vonovia SE	1,574	84,539
Wirecard AG	347	41,842
Zalando SE (A) (C)	466	23,500

		3,711,223

Hong Kong - 3.3%
AIA Group, Ltd.	37,600	394,708
ASM Pacific Technology, Ltd.	1,000	13,873
Bank of East Asia, Ltd.	3,719	8,304
BOC Hong Kong Holdings, Ltd.	11,000	38,185
Budweiser Brewing Co. APAC, Ltd. (A) (C)	4,700	15,863
CK Asset Holdings, Ltd.	8,000	57,749
CK Hutchison Holdings, Ltd.	8,500	81,048
CK Infrastructure Holdings, Ltd.	2,000	14,232
CLP Holdings, Ltd.	5,000	52,552
Dairy Farm International Holdings, Ltd.	1,100	6,281
Galaxy Entertainment Group, Ltd.	7,000	51,564
Hang Lung Properties, Ltd.	7,000	15,361
Hang Seng Bank, Ltd.	2,400	49,587
Henderson Land Development Co., Ltd.	4,531	22,241
HK Electric Investments & HK Electric Investments, Ltd.	7,500	7,392
HKT Trust & HKT, Ltd.	10,000	14,091
Hong Kong & China Gas Co., Ltd.	29,901	58,403
Hong Kong Exchanges & Clearing, Ltd.	3,717	120,683
Hongkong Land Holdings, Ltd.	3,300	18,975

	Shares	Value
COMMON STOCKS (continued)
Hong Kong (continued)
Jardine Matheson Holdings, Ltd.	800	$ 44,480
Jardine Strategic Holdings, Ltd.	700	21,455
Kerry Properties, Ltd.	1,500	4,764
Link, REIT	6,700	70,935
Melco Resorts & Entertainment, Ltd., ADR	700	16,919
MTR Corp., Ltd.	4,515	26,682
New World Development Co., Ltd.	18,114	24,827
NWS Holdings, Ltd.	4,000	5,606
PCCW, Ltd.	14,000	8,283
Power Assets Holdings, Ltd.	4,000	29,260
Sino Land Co., Ltd.	10,315	14,985
SJM Holdings, Ltd.	8,000	9,106
Sun Hung Kai Properties, Ltd.	4,850	74,253
Swire Pacific, Ltd., Class A	1,500	13,937
Swire Properties, Ltd.	3,200	10,616
Techtronic Industries Co., Ltd.	4,000	32,622
Vitasoy International Holdings, Ltd.	2,000	7,251
WH Group, Ltd. (C)	28,500	29,443
Wharf Real Estate Investment Co., Ltd.	4,300	26,239
Wheelock & Co., Ltd.	3,000	20,001
Yue Yuen Industrial Holdings, Ltd.	2,500	7,379

		1,540,135

Ireland - 1.0%
AerCap Holdings NV (A)	400	24,588
AIB Group PLC	2,144	7,470
Bank of Ireland Group PLC	3,163	17,321
CRH PLC (A)	2,483	99,347
DCC PLC	318	27,565
Experian PLC	2,813	95,090
Flutter Entertainment PLC	240	29,169
James Hardie Industries PLC, CDI	1,327	25,953
Kerry Group PLC, Class A	503	62,684
Kingspan Group PLC	468	28,584
Smurfit Kappa Group PLC	733	28,169

		445,940

Isle of Man - 0.0% (B)
GVC Holdings PLC	1,720	20,145

Israel - 0.6%
Azrieli Group, Ltd.	133	9,725
Bank Hapoalim BM	3,526	29,253
Bank Leumi Le-Israel BM	4,723	34,383
Check Point Software Technologies, Ltd. (A)	350	38,836
CyberArk Software, Ltd. (A)	100	11,658
Elbit Systems, Ltd.	77	11,987
Israel Chemicals, Ltd.	2,447	11,515
Israel Discount Bank, Ltd., A Shares	3,305	15,323
Mizrahi Tefahot Bank, Ltd.	413	11,003
Nice, Ltd. (A)	186	28,848
Teva Pharmaceutical Industries, Ltd., ADR (A)	3,515	34,447
Wix.com, Ltd. (A)	200	24,476

		261,454

Italy - 2.1%
Assicurazioni Generali SpA	3,446	71,142
Atlantia SpA	1,469	34,285
Davide Campari-Milano SpA	1,806	16,502
Enel SpA	25,324	201,169

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica International Equity Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Italy (continued)
Eni SpA	7,878	$ 122,355
Ferrari NV	373	61,931
FinecoBank Banca Fineco SpA	1,749	20,981
Intesa Sanpaolo SpA	46,884	123,501
Leonardo SpA	1,450	17,005
Mediobanca Banca di Credito Finanziario SpA	1,794	19,753
Moncler SpA	596	26,824
Pirelli & C SpA (C)	1,048	6,049
Poste Italiane SpA (C)	1,697	19,283
Prysmian SpA	680	16,415
Recordati SpA	336	14,164
Snam SpA	6,148	32,325
Telecom Italia SpA	16,842	10,314
Telecom Italia SpA (A)	33,134	20,692
Terna Rete Elettrica Nazionale SpA	4,461	29,835
UniCredit SpA	6,216	90,859

		955,384

Japan - 24.4%
ABC-Mart, Inc.	100	6,826
Acom Co., Ltd.	1,700	7,713
Advantest Corp.	600	33,839
Aeon Co., Ltd.	1,900	39,209
AEON Financial Service Co., Ltd.	500	7,878
Aeon Mall Co., Ltd.	200	3,547
AGC, Inc.	500	17,879
Air Water, Inc.	400	5,837
Aisin Seiki Co., Ltd.	500	18,520
Ajinomoto Co., Inc.	1,200	19,977
Alfresa Holdings Corp.	600	12,189
Alps Alpine Co., Ltd.	700	15,890
Amada Holdings Co., Ltd.	900	10,236
ANA Holdings, Inc.	300	10,015
Aozora Bank, Ltd.	300	7,926
Asahi Group Holdings, Ltd.	1,100	50,183
Asahi Intecc Co., Ltd.	600	17,569
Asahi Kasei Corp.	4,100	46,036
Astellas Pharma, Inc.	5,800	99,006
Bandai Namco Holdings, Inc.	600	36,499
Bank of Kyoto, Ltd.	200	8,528
Benesse Holdings, Inc.	300	7,885
Bridgestone Corp.	1,800	66,870
Brother Industries, Ltd.	700	14,457
Calbee, Inc.	300	9,774
Canon, Inc.	3,100	84,842
Casio Computer Co., Ltd.	600	11,990
Central Japan Railway Co.	400	80,427
Chiba Bank, Ltd.	1,800	10,350
Chubu Electric Power Co., Inc.	2,200	31,099
Chugai Pharmaceutical Co., Ltd.	700	64,467
Chugoku Electric Power Co., Inc.	700	9,202
Coca-Cola Bottlers Japan Holdings, Inc.	400	10,220
Concordia Financial Group, Ltd.	3,000	12,320
Credit Saison Co., Ltd.	500	8,672
CyberAgent, Inc.	300	10,451
Dai Nippon Printing Co., Ltd.	700	18,933
Dai-ichi Life Holdings, Inc.	3,400	56,033
Daicel Corp.	600	5,736

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Daifuku Co., Ltd.	300	$ 18,130
Daiichi Sankyo Co., Ltd.	1,800	118,880
Daikin Industries, Ltd.	800	112,872
Daito Trust Construction Co., Ltd.	200	24,715
Daiwa House Industry Co., Ltd.	1,700	52,627
Daiwa House Investment Corp., REIT	5	13,074
Daiwa Securities Group, Inc.	4,500	22,718
Denso Corp.	1,300	58,711
Dentsu, Inc.	700	24,119
Disco Corp.	100	23,482
East Japan Railway Co.	1,000	90,262
Eisai Co., Ltd.	800	59,861
Electric Power Development Co., Ltd., Class C	500	12,136
FamilyMart Co., Ltd.	800	19,160
FANUC Corp.	600	110,799
Fast Retailing Co., Ltd.	200	118,815
Fuji Electric Co., Ltd.	500	15,189
FUJIFILM Holdings Corp.	1,100	52,531
Fujitsu, Ltd.	600	56,433
Fukuoka Financial Group, Inc.	700	13,374
GMO Payment Gateway, Inc.	100	6,848
Hakuhodo DY Holdings, Inc.	700	11,264
Hamamatsu Photonics KK	400	16,392
Hankyu Hanshin Holdings, Inc.	700	29,943
Hikari Tsushin, Inc.	40	10,052
Hino Motors, Ltd.	1,000	10,575
Hirose Electric Co., Ltd.	100	12,783
Hisamitsu Pharmaceutical Co., Inc.	200	9,740
Hitachi Chemical Co., Ltd.	300	12,569
Hitachi Construction Machinery Co., Ltd.	300	8,936
Hitachi High-Technologies Corp.	200	14,164
Hitachi Metals, Ltd.	800	11,776
Hitachi, Ltd.	3,000	126,587
Honda Motor Co., Ltd.	5,000	141,508
Hoshizaki Corp.	200	17,832
Hoya Corp.	1,200	114,554
Hulic Co., Ltd.	900	10,836
Idemitsu Kosan Co., Ltd.	700	19,342
IHI Corp.	500	11,700
Iida Group Holdings Co., Ltd.	500	8,763
Inpex Corp.	3,100	32,115
Isetan Mitsukoshi Holdings, Ltd.	900	8,082
Isuzu Motors, Ltd.	1,800	21,277
ITOCHU Corp.	4,100	95,024
Itochu Techno-Solutions Corp.	200	5,632
J. Front Retailing Co., Ltd.	800	11,158
Japan Airlines Co., Ltd.	300	9,341
Japan Airport Terminal Co., Ltd.	200	11,097
Japan Exchange Group, Inc.	1,700	29,929
Japan Post Bank Co., Ltd.	1,100	10,554
Japan Post Holdings Co., Ltd.	5,100	47,963
Japan Post Insurance Co., Ltd.	600	10,228
Japan Prime Realty Investment Corp., REIT	2	8,794
Japan Real Estate Investment Corp., REIT	4	26,546
Japan Retail Fund Investment Corp., REIT	7	15,063
Japan Tobacco, Inc.	3,800	84,727
JFE Holdings, Inc.	1,700	21,813

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica International Equity Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
JGC Holdings Corp.	600	$ 9,550
JSR Corp.	500	9,146
JTEKT Corp.	500	5,907
JXTG Holdings, Inc.	10,200	46,293
Kajima Corp.	1,400	18,613
Kakaku.com, Inc.	500	12,767
Kamigumi Co., Ltd.	400	8,793
Kansai Electric Power Co., Inc.	2,200	25,487
Kansai Paint Co., Ltd.	500	12,215
Kao Corp.	1,500	123,713
Kawasaki Heavy Industries, Ltd.	500	10,928
KDDI Corp.	5,400	161,116
Keihan Holdings Co., Ltd.	300	14,567
Keikyu Corp.	700	13,495
Keio Corp.	300	18,153
Keisei Electric Railway Co., Ltd.	400	15,500
Keyence Corp.	600	210,683
Kikkoman Corp.	500	24,477
Kintetsu Group Holdings Co., Ltd.	500	27,120
Kirin Holdings Co., Ltd.	2,600	56,749
Kobayashi Pharmaceutical Co., Ltd.	200	16,940
Koito Manufacturing Co., Ltd.	300	13,892
Komatsu, Ltd.	2,900	69,604
Konami Holdings Corp.	300	12,328
Konica Minolta, Inc.	1,200	7,817
Kose Corp.	100	14,576
Kubota Corp.	3,300	51,821
Kuraray Co., Ltd.	900	10,906
Kurita Water Industries, Ltd.	300	8,902
Kyocera Corp.	1,000	68,156
Kyowa Kirin Co., Ltd.	700	16,492
Kyushu Electric Power Co., Inc.	1,000	8,676
Kyushu Railway Co.	500	16,739
Lawson, Inc.	200	11,353
LINE Corp. (A)	200	9,826
Lion Corp.	700	13,607
LIXIL Group Corp.	900	15,531
M3, Inc.	1,300	39,202
Makita Corp.	600	20,721
Marubeni Corp.	5,000	36,942
Marui Group Co., Ltd.	500	12,191
Maruichi Steel Tube, Ltd.	100	2,810
Mazda Motor Corp.	1,600	13,634
McDonald’s Holdings Co. Japan, Ltd.	200	9,636
Mebuki Financial Group, Inc.	3,200	8,159
Medipal Holdings Corp.	600	13,242
MEIJI Holdings Co., Ltd.	400	27,032
Mercari, Inc. (A)	200	4,089
Minebea Mitsumi, Inc.	1,100	22,722
MISUMI Group, Inc.	800	19,800
Mitsubishi Chemical Holdings Corp.	4,100	30,550
Mitsubishi Corp.	4,100	108,615
Mitsubishi Electric Corp.	5,700	77,609
Mitsubishi Estate Co., Ltd.	3,700	70,799
Mitsubishi Gas Chemical Co., Inc.	400	6,094
Mitsubishi Heavy Industries, Ltd.	1,000	38,777
Mitsubishi Materials Corp.	300	8,142
Mitsubishi Motors Corp.	2,600	10,837

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Mitsubishi Tanabe Pharma Corp.	600	$ 11,007
Mitsubishi UFJ Financial Group, Inc.	38,200	206,522
Mitsubishi UFJ Lease & Finance Co., Ltd.	1,600	10,300
Mitsui & Co., Ltd.	5,100	90,655
Mitsui Chemicals, Inc.	500	12,180
Mitsui Fudosan Co., Ltd.	2,800	68,432
Mitsui O.S.K. Lines, Ltd.	300	8,250
Mizuho Financial Group, Inc.	76,000	117,072
MonotaRO Co., Ltd.	400	10,648
MS&AD Insurance Group Holdings, Inc.	1,400	46,212
Murata Manufacturing Co., Ltd.	1,800	110,787
Nabtesco Corp.	300	8,840
Nagoya Railroad Co., Ltd.	600	18,632
NEC Corp.	800	33,108
Nexon Co., Ltd. (A)	1,400	18,571
NGK Insulators, Ltd.	700	12,177
NGK Spark Plug Co., Ltd.	500	9,692
NH Foods, Ltd.	300	12,427
Nidec Corp.	650	88,779
Nikon Corp.	900	11,007
Nintendo Co., Ltd.	400	159,984
Nippon Building Fund, Inc., REIT	4	29,321
Nippon Express Co., Ltd.	300	17,586
Nippon Paint Holdings Co., Ltd.	500	25,741
Nippon Prologis, Inc., REIT	6	15,281
Nippon Shinyaku Co., Ltd.	200	17,319
Nippon Steel Corp.	2,400	36,175
Nippon Telegraph & Telephone Corp.	4,000	101,095
Nippon Yusen KK	500	9,012
Nissan Chemical Corp.	400	16,751
Nissan Motor Co., Ltd.	6,900	39,984
Nisshin Seifun Group, Inc.	700	12,213
Nissin Foods Holdings Co., Ltd.	200	14,855
Nitori Holdings Co., Ltd.	300	47,355
Nitto Denko Corp.	500	28,114
Nomura Holdings, Inc.	10,600	54,545
Nomura Real Estate Holdings, Inc.	400	9,594
Nomura Real Estate Master Fund, Inc., REIT	14	23,947
Nomura Research Institute, Ltd.	1,100	23,525
NSK, Ltd.	1,100	10,399
NTT Data Corp.	1,800	24,073
NTT DOCOMO, Inc.	4,200	116,996
Obayashi Corp.	2,000	22,213
OBIC Co., Ltd.	200	26,940
Odakyu Electric Railway Co., Ltd.	900	20,996
OJI Holdings Corp.	2,300	12,438
Olympus Corp.	3,700	57,027
Omron Corp.	600	34,973
Ono Pharmaceutical Co., Ltd.	1,200	27,396
Oracle Corp.	100	9,076
Oriental Land Co., Ltd.	600	81,865
ORIX Corp.	4,200	69,600
ORIX, Inc., REIT	7	15,173
Osaka Gas Co., Ltd.	1,200	22,948
Otsuka Corp.	300	11,980
Otsuka Holdings Co., Ltd.	1,200	53,489
Pan Pacific International Holdings Corp.	1,200	19,910
Panasonic Corp.	6,900	64,716

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica International Equity Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Park24 Co., Ltd.	400	$ 9,794
PeptiDream, Inc. (A)	300	15,331
Persol Holdings Co., Ltd.	600	11,245
Pigeon Corp.	300	10,985
Pola Orbis Holdings, Inc.	300	7,146
Rakuten, Inc. (A)	2,600	22,212
Recruit Holdings Co., Ltd.	4,200	157,312
Renesas Electronics Corp. (A)	2,400	16,397
Resona Holdings, Inc.	6,700	29,202
Ricoh Co., Ltd.	2,100	22,851
Rinnai Corp.	100	7,815
Rohm Co., Ltd.	300	23,937
Ryohin Keikaku Co., Ltd.	650	15,149
Sankyo Co., Ltd.	100	3,321
Santen Pharmaceutical Co., Ltd.	1,100	20,947
SBI Holdings, Inc.	700	14,779
Secom Co., Ltd.	700	62,470
Sega Sammy Holdings, Inc.	600	8,688
Seibu Holdings, Inc.	500	8,225
Seiko Epson Corp.	900	13,589
Sekisui Chemical Co., Ltd.	1,100	19,085
Sekisui House, Ltd.	1,800	38,439
Seven & i Holdings Co., Ltd.	2,300	84,307
Seven Bank, Ltd.	1,300	4,259
SG Holdings Co., Ltd.	400	9,010
Sharp Corp.	700	10,698
Shimadzu Corp.	600	18,764
Shimamura Co., Ltd.	100	7,602
Shimano, Inc.	200	32,446
Shimizu Corp.	1,800	18,336
Shin-Etsu Chemical Co., Ltd.	1,100	120,970
Shinsei Bank, Ltd.	500	7,629
Shionogi & Co., Ltd.	800	49,489
Shiseido Co., Ltd.	1,300	92,313
Shizuoka Bank, Ltd.	1,500	11,157
Showa Denko KK	400	10,542
SMC Corp.	200	91,463
Softbank Corp.	5,200	69,730
SoftBank Group Corp.	4,900	212,743
Sohgo Security Services Co., Ltd.	200	10,825
Sompo Holdings, Inc.	1,000	39,270
Sony Corp.	4,000	271,591
Sony Financial Holdings, Inc.	400	9,602
Square Enix Holdings Co., Ltd.	300	14,938
Stanley Electric Co., Ltd.	500	14,441
Subaru Corp.	2,000	49,540
Sumco Corp.	800	13,255
Sumitomo Chemical Co., Ltd.	4,400	19,978
Sumitomo Corp.	3,600	53,472
Sumitomo Dainippon Pharma Co., Ltd.	400	7,750
Sumitomo Electric Industries, Ltd.	2,200	33,040
Sumitomo Heavy Industries, Ltd.	300	8,521
Sumitomo Metal Mining Co., Ltd.	800	25,760
Sumitomo Mitsui Financial Group, Inc.	4,100	151,435
Sumitomo Mitsui Trust Holdings, Inc.	1,000	39,531
Sumitomo Realty & Development Co., Ltd.	1,000	34,889
Sumitomo Rubber Industries, Ltd.	600	7,316
Sundrug Co., Ltd.	200	7,236

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Suntory Beverage & Food, Ltd.	400	$ 16,699
Suzuken Co., Ltd.	200	8,152
Suzuki Motor Corp.	1,100	45,916
Sysmex Corp.	500	34,042
T&D Holdings, Inc.	1,700	21,498
Taiheiyo Cement Corp.	300	8,806
Taisei Corp.	600	24,853
Taisho Pharmaceutical Holdings Co., Ltd.	100	7,379
Taiyo Nippon Sanso Corp.	500	11,067
Takeda Pharmaceutical Co., Ltd.	4,700	185,895
TDK Corp.	400	44,952
Teijin, Ltd.	400	7,473
Terumo Corp.	2,000	70,949
THK Co., Ltd.	300	8,054
Tobu Railway Co., Ltd.	600	21,721
Toho Co., Ltd.	300	12,502
Toho Gas Co., Ltd.	200	8,166
Tohoku Electric Power Co., Inc.	1,500	14,870
Tokio Marine Holdings, Inc.	2,000	111,978
Tokyo Century Corp.	100	5,324
Tokyo Electric Power Co. Holdings, Inc. (A)	4,900	20,975
Tokyo Electron, Ltd.	500	109,165
Tokyo Gas Co., Ltd.	1,200	29,159
Tokyu Corp.	1,500	27,739
Tokyu Fudosan Holdings Corp.	2,200	15,192
Toppan Printing Co., Ltd.	800	16,527
Toray Industries, Inc.	4,500	30,490
Toshiba Corp.	1,600	54,307
Tosoh Corp.	800	12,325
TOTO, Ltd.	400	16,891
Toyo Seikan Group Holdings, Ltd.	600	10,329
Toyo Suisan Kaisha, Ltd.	300	12,740
Toyoda Gosei Co., Ltd.	300	7,491
Toyota Industries Corp.	500	28,770
Toyota Motor Corp.	7,100	500,276
Toyota Tsusho Corp.	600	21,077
Trend Micro, Inc. (A)	400	20,468
Tsuruha Holdings, Inc.	100	12,840
Unicharm Corp.	1,200	40,521
United Urban Investment Corp., REIT	9	16,903
USS Co., Ltd.	600	11,342
Welcia Holdings Co., Ltd.	200	12,706
West Japan Railway Co.	500	43,247
Yakult Honsha Co., Ltd.	400	22,045
Yamada Denki Co., Ltd.	1,900	10,081
Yamaha Corp.	500	27,722
Yamaha Motor Co., Ltd.	800	16,026
Yamato Holdings Co., Ltd.	1,000	17,050
Yamazaki Baking Co., Ltd.	400	7,148
Yaskawa Electric Corp.	700	26,370
Yokogawa Electric Corp.	700	12,293
Yokohama Rubber Co., Ltd.	400	7,758
Z Holdings Corp.	7,900	33,355
ZOZO, Inc.	400	7,650

		11,258,410

Luxembourg - 0.3%
ArcelorMittal SA	1,964	34,459

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica International Equity Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Luxembourg (continued)
Aroundtown SA	2,793	$ 25,086
Eurofins Scientific SE	34	18,848
Millicom International Cellular SA, SDR	287	13,783
SES SA	989	13,867
Tenaris SA	1,533	17,369

		123,412

Macau - 0.1%
Sands China, Ltd.	8,000	42,760
Wynn Macau, Ltd.	5,600	13,798

		56,558

Netherlands - 4.9%
ABN AMRO Bank NV, CVA (C)	1,457	26,508
Adyen NV (A) (C)	31	25,419
Akzo Nobel NV	721	73,305
Altice Europe NV, Class A (A)	1,799	11,599
ASML Holding NV	1,318	389,854
EXOR NV	314	24,345
Heineken Holding NV	356	34,502
Heineken NV	809	86,136
ING Groep NV	12,303	147,497
Koninklijke Ahold Delhaize NV	3,699	92,506
Koninklijke DSM NV	568	73,970
Koninklijke KPN NV	11,348	33,490
Koninklijke Philips NV	2,789	136,149
Koninklijke Vopak NV	268	14,529
NN Group NV	942	35,735
NXP Semiconductors NV	831	105,753
Prosus NV (A)	1,508	112,537
QIAGEN NV (A)	701	23,885
Randstad NV	353	21,556
Royal Dutch Shell PLC, A Shares	13,303	393,833
Royal Dutch Shell PLC, B Shares	11,809	350,307
Wolters Kluwer NV	884	64,473

		2,277,888

New Zealand - 0.3%
a2 Milk Co., Ltd. (A)	2,258	22,832
Auckland International Airport, Ltd.	3,108	18,307
Fisher & Paykel Healthcare Corp., Ltd.	1,855	27,723
Fletcher Building, Ltd.	2,403	8,234
Mercury NZ, Ltd.	1,688	5,738
Meridian Energy, Ltd.	3,560	11,983
Ryman Healthcare, Ltd.	1,404	15,435
Spark New Zealand, Ltd.	6,211	18,105

		128,357

Norway - 0.6%
Aker BP ASA	400	13,128
DNB ASA	2,972	55,615
Equinor ASA	2,990	59,627
Gjensidige Forsikring ASA	543	11,398
Mowi ASA	1,306	33,957
Norsk Hydro ASA	4,751	17,667
Orkla ASA	2,158	21,884
Schibsted ASA, B Shares	274	7,830
Telenor ASA	2,183	39,132
Yara International ASA	593	24,707

		284,945

	Shares	Value
COMMON STOCKS (continued)
Portugal - 0.2%
EDP - Energias de Portugal SA	7,827	$ 33,924
Galp Energia SGPS SA	1,483	24,786
Jeronimo Martins SGPS SA	810	13,324

		72,034

Russian Federation - 0.0% (B)
Evraz PLC	1,894	10,136

Singapore - 1.3%
Ascendas, REIT	7,772	17,163
CapitaLand Commercial Trust, REIT	8,663	12,818
CapitaLand Mall Trust, REIT	6,700	12,255
CapitaLand, Ltd.	8,400	23,421
City Developments, Ltd.	1,300	10,584
ComfortDelGro Corp., Ltd.	7,200	12,741
DBS Group Holdings, Ltd.	5,600	107,757
Genting Singapore, Ltd.	18,700	12,791
Jardine Cycle & Carriage, Ltd.	300	6,714
Keppel Corp., Ltd.	4,700	23,658
Mapletree Commercial Trust, REIT	5,300	9,418
Oversea-Chinese Banking Corp., Ltd.	10,409	84,978
SATS, Ltd.	1,900	7,148
Sembcorp Industries, Ltd.	2,600	4,427
Singapore Airlines, Ltd.	2,000	13,443
Singapore Exchange, Ltd.	2,400	15,810
Singapore Press Holdings, Ltd.	4,600	7,456
Singapore Technologies Engineering, Ltd.	4,800	14,061
Singapore Telecommunications, Ltd.	25,700	64,396
Suntec Real Estate Investment Trust	4,400	6,020
United Overseas Bank, Ltd.	3,900	76,582
UOL Group, Ltd.	1,300	8,042
Venture Corp., Ltd.	900	10,841
Wilmar International, Ltd.	6,500	19,911

		582,435

Spain - 2.8%
ACS Actividades de Construccion y Servicios SA	791	31,631
Aena SME SA (C)	202	38,632
Amadeus IT Group SA	1,335	109,016
Banco Bilbao Vizcaya Argentaria SA	20,391	113,974
Banco de Sabadell SA	18,221	21,256
Banco Santander SA	51,995	217,544
Bankia SA	3,621	7,727
Bankinter SA	1,840	13,482
CaixaBank SA	11,457	35,958
Cellnex Telecom SA (C)	747	32,151
Enagas SA	741	18,901
Endesa SA	1,032	27,539
Ferrovial SA	1,560	47,193
Grifols SA	905	31,906
Iberdrola SA	18,805	193,639
Industria de Diseno Textil SA	3,365	118,709
Mapfre SA	2,902	7,682
Naturgy Energy Group SA	932	23,418
Red Electrica Corp. SA	1,454	29,235
Repsol SA	4,496	70,251
Siemens Gamesa Renewable Energy SA	845	14,819
Telefonica SA	14,645	102,293

		1,306,956

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica International Equity Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Sweden - 2.5%
Alfa Laval AB	915	$ 23,044
Assa Abloy AB, Class B	3,192	74,614
Atlas Copco AB, A Shares	2,169	86,577
Atlas Copco AB, B Shares	1,125	39,061
Boliden AB	914	24,275
Electrolux AB, Series B	677	16,643
Epiroc AB, Class A	2,003	24,495
Epiroc AB, Class B	1,156	13,739
Essity AB, Class B	1,830	58,937
Hennes & Mauritz AB, B Shares	2,519	51,381
Hexagon AB, B Shares	832	46,635
Husqvarna AB, B Shares	1,537	12,317
ICA Gruppen AB	263	12,285
Industrivarden AB, C Shares	536	12,926
Investor AB, B Shares	1,461	79,762
Kinnevik AB	683	16,737
L E Lundbergforetagen AB, B Shares	211	9,263
Lundin Petroleum AB	552	18,743
Sandvik AB	3,501	68,190
Securitas AB, B Shares	944	16,264
Skandinaviska Enskilda Banken AB, Class A	4,911	46,182
Skanska AB, B Shares	1,026	23,210
SKF AB, B Shares	1,127	22,818
Svenska Handelsbanken AB, A Shares	4,993	53,776
Swedbank AB, A Shares	2,967	44,107
Swedish Match AB	486	25,037
Tele2 AB, B Shares	1,631	23,672
Telefonaktiebolaget LM Ericsson, B Shares	9,346	81,664
Telia Co. AB	8,256	35,472
Volvo AB, B Shares	4,719	79,002

		1,140,828

Switzerland - 9.7%
ABB, Ltd.	5,770	139,190
Adecco Group AG	485	30,663
Alcon, Inc. (A)	1,298	73,521
Baloise Holding AG	163	29,501
Barry Callebaut AG	9	19,867
Chocoladefabriken Lindt & Spruengli AG	4	31,060
Cie Financiere Richemont SA	1,594	124,573
Clariant AG (A)	558	12,470
Coca-Cola HBC AG	622	21,133
Credit Suisse Group AG (A)	7,871	106,398
Dufry AG (A)	119	11,800
EMS-Chemie Holding AG	32	21,038
Geberit AG	116	65,109
Givaudan SA	29	90,857
Glencore PLC	33,949	105,834
Julius Baer Group, Ltd. (A)	678	34,953
Kuehne & Nagel International AG	173	29,179
LafargeHolcim, Ltd. (A)	1,542	85,546
Lonza Group AG (A)	233	85,000
Nestle SA	9,226	998,855
Novartis AG	6,677	632,242
Pargesa Holding SA	103	8,557
Partners Group Holding AG	59	54,075
Roche Holding AG	2,247	730,281
Schindler Holding AG	182	45,708

	Shares	Value
COMMON STOCKS (continued)
Switzerland (continued)
SGS SA	16	$ 43,819
Sika AG	393	73,804
Sonova Holding AG	164	37,492
STMicroelectronics NV	2,090	56,194
Straumann Holding AG	35	34,333
Swatch Group AG	260	33,669
Swiss Life Holding AG	103	51,672
Swiss Prime Site AG (A)	236	27,304
Swiss Re AG	929	104,366
Swisscom AG	86	45,526
Temenos AG (A)	194	30,689
UBS Group AG (A)	12,164	153,502
Vifor Pharma AG	135	24,638
Zurich Insurance Group AG	471	193,204

		4,497,622

United Arab Emirates - 0.0% (B)
NMC Health PLC	239	5,594

United Kingdom - 14.8%
3i Group PLC	3,072	44,679
Admiral Group PLC	637	19,483
Anglo American PLC	3,190	91,820
Ashtead Group PLC	1,354	43,295
Associated British Foods PLC	1,126	38,749
AstraZeneca PLC	4,081	411,211
Auto Trader Group PLC (C)	2,870	22,604
AVEVA Group PLC	172	10,608
Aviva PLC	12,583	69,787
BAE Systems PLC	9,810	73,392
Barclays PLC	53,184	126,552
Barratt Developments PLC	3,056	30,222
Berkeley Group Holdings PLC	352	22,656
BP PLC	63,289	395,355
British American Tobacco PLC	7,128	305,110
British Land Co. PLC, REIT	2,788	23,591
BT Group PLC	25,793	65,748
Bunzl PLC	1,098	30,034
Burberry Group PLC	1,220	35,633
Centrica PLC	19,005	22,480
CNH Industrial NV	3,080	33,818
Coca-Cola European Partners PLC	747	38,007
Compass Group PLC	4,977	124,599
Croda International PLC	422	28,620
Diageo PLC	7,343	311,298
Direct Line Insurance Group PLC	4,930	20,407
easyJet PLC	422	7,963
Ferguson PLC	717	65,057
Fiat Chrysler Automobiles NV	3,496	51,834
G4S PLC	4,997	14,429
GlaxoSmithKline PLC	15,519	365,699
Halma PLC	1,194	33,466
Hargreaves Lansdown PLC	802	20,556
HSBC Holdings PLC	62,893	493,100
Imperial Brands PLC	3,009	74,493
Informa PLC	4,001	45,419
InterContinental Hotels Group PLC	552	38,080
Intertek Group PLC	471	36,510
ITV PLC	11,292	22,586

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica International Equity Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
J Sainsbury PLC	5,418	$ 16,499
JD Sports Fashion PLC	1,177	13,056
Johnson Matthey PLC	563	22,343
Kingfisher PLC	6,549	18,824
Land Securities Group PLC, REIT	2,063	27,053
Legal & General Group PLC	18,852	75,663
Lloyds Banking Group PLC	218,989	181,295
London Stock Exchange Group PLC	962	98,756
M&G PLC (A)	8,060	25,324
Marks & Spencer Group PLC	6,429	18,181
Meggitt PLC	2,303	20,036
Melrose Industries PLC	15,479	49,229
Micro Focus International PLC	1,060	14,937
Mondi PLC	1,446	33,950
National Grid PLC	10,668	133,437
Next PLC	417	38,764
Ocado Group PLC (A)	1,497	25,362
Pearson PLC	2,470	20,841
Persimmon PLC	1,015	36,233
Prudential PLC	8,134	156,120
Reckitt Benckiser Group PLC	2,205	179,012
RELX PLC	6,093	153,789
Rentokil Initial PLC	5,387	32,324
Rio Tinto PLC	3,516	209,718
Rio Tinto, Ltd.	1,149	80,954
Rolls-Royce Holdings PLC	5,449	49,312
Royal Bank of Scotland Group PLC	14,434	45,944
RSA Insurance Group PLC	3,202	23,989
Sage Group PLC	3,553	35,250
Schroders PLC	354	15,633
Segro PLC, REIT	3,593	42,700
Severn Trent PLC	807	26,884
Smith & Nephew PLC	2,751	66,776
Smiths Group PLC	1,168	26,100
Spirax-Sarco Engineering PLC	224	26,378
SSE PLC	3,157	60,155
St. James’s Place PLC	1,581	24,387
Standard Chartered PLC	8,568	80,851
Standard Life Aberdeen PLC	6,957	30,235
Taylor Wimpey PLC	9,350	23,953
Tesco PLC	30,605	103,456
Unilever NV	4,547	261,292
Unilever PLC	3,443	198,409

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
United Utilities Group PLC	2,255	$ 28,179
Vodafone Group PLC	83,413	162,153
Weir Group PLC	683	13,656
Whitbread PLC	436	27,987
WM Morrison Supermarkets PLC	7,869	20,826
WPP PLC	4,046	57,157

		6,842,312

United States - 0.1%
Carnival PLC	476	22,976

Total Common Stocks (Cost $44,035,138)		45,848,432

PREFERRED STOCKS - 0.6%
Germany - 0.6%
Bayerische Motoren Werke AG, 6.18% (D)	166	10,220
Fuchs Petrolub SE, 2.09% (D)	192	9,539
Henkel AG & Co. KGaA, 1.96% (D)	550	56,815
Porsche Automobil Holding SE, 3.15% (D)	490	36,357
Sartorius AG, 0.31% (D)	105	22,445
Volkswagen AG, 2.62% (D)	583	114,757

Total Preferred Stocks (Cost $245,257)		250,133

RIGHT - 0.0% (B)
Spain - 0.0% (B)
Repsol SA, (A) Exercise Price EUR 0.42, Expiration Date 01/21/2020	4,183	1,985

Total Right (Cost $1,975)		1,985

Total Investments (Cost $44,282,370)		46,100,550
Net Other Assets (Liabilities) - 0.2%		98,649

Net Assets - 100.0%		$ 46,199,199

FUTURES CONTRACTS:

Long Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
MSCI EAFE Index	2	03/20/2020	$204,114	$203,650	$—	$(464)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica International Equity Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Banks	9.7%	$4,483,564
Pharmaceuticals	8.7	3,986,744
Insurance	5.6	2,557,316
Oil, Gas & Consumable Fuels	4.8	2,225,951
Food Products	3.5	1,608,171
Chemicals	3.4	1,570,963
Automobiles	3.1	1,449,214
Machinery	2.8	1,301,004
Metals & Mining	2.8	1,265,520
Textiles, Apparel & Luxury Goods	2.6	1,205,021
Capital Markets	2.5	1,157,716
Beverages	2.3	1,067,481
Personal Products	2.1	980,239
Diversified Telecommunication Services	2.1	954,990
Electric Utilities	2.0	925,277
Semiconductors & Semiconductor Equipment	1.9	872,082
Real Estate Management & Development	1.9	850,019
Health Care Equipment & Supplies	1.8	827,576
Electronic Equipment, Instruments & Components	1.7	796,911
Wireless Telecommunication Services	1.7	760,193
Equity Real Estate Investment Trusts	1.6	748,343
Electrical Equipment	1.5	706,112
Professional Services	1.5	699,764
Aerospace & Defense	1.5	695,754
Software	1.5	685,401
Hotels, Restaurants & Leisure	1.4	658,600
Food & Staples Retailing	1.4	648,121
Industrial Conglomerates	1.3	612,846
Trading Companies & Distributors	1.3	606,318
Household Durables	1.3	595,039
Road & Rail	1.1	512,139
IT Services	1.1	511,896
Tobacco	1.1	489,367
Multi-Utilities	1.0	469,315
Construction & Engineering	1.0	449,099
Auto Components	0.9	433,094
Specialty Retail	0.9	425,843
Biotechnology	0.9	409,503
Building Products	0.9	395,022
Household Products	0.9	389,955
Diversified Financial Services	0.7	333,377
Entertainment	0.7	326,202
Transportation Infrastructure	0.6	282,253
Media	0.6	281,771
Commercial Services & Supplies	0.6	275,693
Construction Materials	0.6	270,687
Health Care Providers & Services	0.5	231,951
Multiline Retail	0.5	230,916
Internet & Direct Marketing Retail	0.5	224,121
Gas Utilities	0.5	222,655
Air Freight & Logistics	0.5	220,385
Technology Hardware, Storage & Peripherals	0.4	196,087
Communications Equipment	0.3	146,638
Life Sciences Tools & Services	0.3	143,306
Paper & Forest Products	0.3	130,620
Leisure Products	0.2	108,676

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica International Equity Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments		Value
Marine	0.2%		$90,283
Interactive Media & Services	0.2		89,821
Airlines	0.1		63,889
Water Utilities	0.1		55,063
Independent Power & Renewable Electricity Producers	0.1		45,008
Health Care Technology	0.1		39,202
Containers & Packaging	0.1		38,498
Energy Equipment & Services	0.1		27,103
Consumer Finance	0.1		24,263
Diversified Consumer Services	0.0	(B)	7,885
Distributors	0.0	(B)	6,714

Investments	100.0		46,100,550

Total Investments	100.0%		$46,100,550

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$311,260	$45,537,172	$—	$45,848,432
Preferred Stocks	—	250,133	—	250,133
Right	—	1,985	—	1,985

Total Investments	$311,260	$45,789,290	$—	$46,100,550

LIABILITIES
Other Financial Instruments
Futures Contracts (F)	$(464)	$—	$—	$(464)

Total Other Financial Instruments	$(464)	$—	$—	$(464)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, the total value of 144A securities is $416,024, representing 0.9% of the Portfolio’s net assets.
(D)	Rates disclosed reflect the yields at December 31, 2019.
(E)	There were no transfers in or out of Level 3 during the year ended December 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(F)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
CDI	CHESS Depositary Interests
CVA	Commanditaire Vennootschap op Aandelen (Dutch Certificate)
EAFE	Europe, Australasia and Far East
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica International Equity Index VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2019

Assets:
Investments, at value (cost $44,282,370)	$46,100,550
Cash	216,376
Cash collateral pledged at broker for:
Futures contracts	9,900
Foreign currency, at value (cost $1,396,781)	1,398,340
Receivables and other assets:
Investments sold	264
Shares of beneficial interest sold	4,611
Dividends	40,390
Tax reclaims	25,233
Due from investment manager	42,253
Variation margin receivable on futures contracts	1,069

Total assets	47,838,986

Liabilities:
Payables and other liabilities:
Investments purchased	1,366,736
Shares of beneficial interest redeemed	206,146
Distribution and service fees	8,924
Transfer agent costs	54
Trustees, CCO and deferred compensation fees	87
Audit and tax fees	13,823
Custody fees	38,879
Legal fees	318
Printing and shareholder reports fees	1,361
Other accrued expenses	3,459

Total liabilities	1,639,787

Net assets	$46,199,199

Net assets consist of:
Capital stock ($0.01 par value)	$40,638
Additional paid-in capital	43,630,297
Total distributable earnings (accumulated losses)	2,528,264

Net assets	$46,199,199

Net assets by class:
Initial Class	$3,937,335
Service Class	42,261,864

Shares outstanding:
Initial Class	345,289
Service Class	3,718,461

Net asset value and offering price per share:
Initial Class	$11.40
Service Class	11.37

STATEMENT OF OPERATIONS

For the year ended December 31, 2019

Investment Income:
Dividend income	$971,543
Interest income	715
Non-cash dividend income	78,376
Withholding taxes on foreign income	(91,281)

Total investment income	959,353

Expenses:
Investment management fees	34,623
Distribution and service fees:
Service Class	72,076
Transfer agency costs
Initial Class	40
Service Class	434
Trustees, CCO and deferred compensation fees	1,000
Audit and tax fees	74,998
Custody fees	51,166
Legal fees	2,339
Printing and shareholder reports fees	3,553
Filing fees	17,215
Other	1,401

Total expenses before waiver and/or reimbursement and recapture	258,845

Expenses waived and/or reimbursed:
Initial Class	(16,094)
Service Class	(176,695)
Recapture of previously waived and/or reimbursed fees:
Initial Class	5,175
Service Class	57,758

Net expenses	128,989

Net investment income (loss)	830,364

Net realized gain (loss) on:
Investments	(71,264)
Futures contracts	90,573
Foreign currency transactions	10,542

Net realized gain (loss)	29,851

Net change in unrealized appreciation (depreciation) on:
Investments	4,869,534
Futures contracts	10,458
Translation of assets and liabilities denominated in foreign currencies	(1,840)

Net change in unrealized appreciation (depreciation)	4,878,152

Net realized and change in unrealized gain (loss)	4,908,003

Net increase (decrease) in net assets resulting from operations	$5,738,367

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica International Equity Index VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2019	December 31, 2018 (A)
From operations:
Net investment income (loss)	$830,364	$400,095
Net realized gain (loss)	29,851	(90,844)
Net change in unrealized appreciation (depreciation)	4,878,152	(3,439,660)

Net increase (decrease) in net assets resulting from operations	5,738,367	(3,130,409)

Dividends and/or distributions to shareholders:
Initial Class	(43,707)	(2,674)
Service Class	(378,621)	(106,066)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(422,328)	(108,740)

Capital share transactions:
Proceeds from shares sold:
Initial Class	2,642,273	1,363,845
Service Class	22,956,228	15,096,267

	25,598,501	16,460,112

Dividends and/or distributions reinvested:
Initial Class	43,707	2,674
Service Class	378,621	106,066

	422,328	108,740

Cost of shares redeemed:
Initial Class	(406,917)	(16,954)
Service Class	(4,494,069)	(2,001,169)

	(4,900,986)	(2,018,123)

Net increase (decrease) in net assets resulting from capital share transactions	21,119,843	14,550,729

Net increase (decrease) in net assets	26,435,882	11,311,580

Net assets:
Beginning of year	19,763,317	8,451,737

End of year	$46,199,199	$19,763,317

Capital share transactions - shares:
Shares issued:
Initial Class	250,175	130,443
Service Class	2,155,801	1,375,668

	2,405,976	1,506,111

Shares reinvested:
Initial Class	4,281	250
Service Class	37,156	9,922

	41,437	10,172

Shares redeemed:
Initial Class	(38,280)	(1,580)
Service Class	(423,681)	(194,084)

	(461,961)	(195,664)

Net increase (decrease) in shares outstanding:
Initial Class	216,176	129,113
Service Class	1,769,276	1,191,506

	1,985,452	1,320,619

(A)	Initial Class commenced operations on January 12, 2018.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica International Equity Index VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and year indicated:

	Initial Class
	December 31, 2019	December 31, 2018 (A)
Net asset value, beginning of period/year	$9.53	$11.61

Investment operations:
Net investment income (loss) (B)	0.30	0.19
Net realized and unrealized gain (loss)	1.72	(2.21)

Total investment operations	2.02	(2.02)

Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.04)
Net realized gains	—	(0.02)

Total dividends and/or distributions to shareholders	(0.15)	(0.06)

Net asset value, end of period/year	$11.40	$9.53

Total return	21.32%	(17.43	)%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$3,937	$1,230
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.59%	1.95	%(D)
Including waiver and/or reimbursement and recapture	0.18%	0.18	%(D)
Net investment income (loss) to average net assets	2.85%	1.94	%(D)
Portfolio turnover rate	5%	2%

(A)	Commenced operations on January 12, 2018.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period and years indicated:

	Service Class
	December 31, 2019	December 31, 2018	December 31, 2017 (A)
Net asset value, beginning of period/year	$9.51	$11.15	$10.00

Investment operations:
Net investment income (loss) (B)	0.28	0.26	0.11
Net realized and unrealized gain (loss)	1.71	(1.84)	1.04

Total investment operations	1.99	(1.58)	1.15

Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.04)	—
Net realized gains	—	(0.02)	—

Total dividends and/or distributions to shareholders	(0.13)	(0.06)	—

Net asset value, end of period/year	$11.37	$9.51	$11.15

Total return	21.10%	(14.23)%	11.50	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$42,262	$18,533	$8,452
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.84%	2.20%	5.33	%(D)
Including waiver and/or reimbursement and recapture	0.43%	0.43%	0.43	%(D)
Net investment income (loss) to average net assets	2.62%	2.45%	1.49	%(D)
Portfolio turnover rate	5%	2%	6	%(C)

(A)	Commenced operations on May 1, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica International Equity Index VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2019

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica International Equity Index VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2019

Transamerica International Equity Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2019 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2019

Transamerica International Equity Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2019, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Rights: Rights may be priced intrinsically using a model that incorporates the subscription or strike price, the daily market price for the underlying security, and a subscription ratio. If the inputs are unavailable, or if the subscription or strike price is higher than the market price, then the rights are priced at zero. Rights are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the

Transamerica Series Trust	Annual Report 2019

Transamerica International Equity Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SECURITY VALUATION (continued)

pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2019, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2019, the Portfolio has not utilized the program.

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Transamerica Series Trust	Annual Report 2019

Transamerica International Equity Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio, uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2019, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2019.

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$(464)	$—	$—	$(464)
Total	$—	$—	$(464)	$—	$—	$(464)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2019.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$90,573	$—	$—	$90,573
Total	$—	$—	$90,573	$—	$—	$90,573

Transamerica Series Trust	Annual Report 2019

Transamerica International Equity Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$10,458	$—	$—	$10,458
Total	$—	$—	$10,458	$—	$—	$10,458

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2019.

Futures Contracts at Notional Amount
Long	Short
$ 773,915	$ —

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the Portfolio may invest may have markets that are less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

Index tracking: While an index fund seeks to track the performance of its stated index (i.e. achieve a high degree of correlation with the index), an index fund’s return may not match the return of the index. An index fund incurs a number of operating expenses not applicable to the index, and incurs costs in buying and selling securities. In addition, an index fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by an index fund to meet redemptions. The sub-adviser may attempt to replicate the index return by investing in fewer than all of the securities of the index, or in some securities not included in the index, potentially increasing the risk of divergence between an index fund’s return and that of its stated index.

Transamerica Series Trust	Annual Report 2019

Transamerica International Equity Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM at an annual rate of 0.11% on daily Average Net Assets (“ANA”).

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.18%	May 1, 2020
Service Class	0.43	May 1, 2020

TAM is permitted to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2019 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the periods ended December 31, 2017 and December 31, 2018 (year ended for Service Class) and the year ended December 31, 2019, the balances available for recapture by TAM for the Portfolio are as follows:

	Amounts Available
Class	2017 (A)	2018 (B)	2019	Total
Initial Class	$—	$1,669	$16,094	$17,763
Service Class	76,548	284,294	176,695	537,537

(A)	Service Class commenced operations on May 1, 2017.
(B)	Initial Class commenced operations on January 12, 2018.

Transamerica Series Trust	Annual Report 2019

Transamerica International Equity Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2020. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2019, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2019, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2019.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2019, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 23,498,682	$ —	$ 1,445,791	$ —

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to

Transamerica Series Trust	Annual Report 2019

Transamerica International Equity Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts and passive foreign investment company adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gain and losses, passive foreign investment company gains and losses and prior period adjustments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2019, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 44,478,088	$ 3,518,620	$ (1,896,158)	$ 1,622,462

As of December 31, 2019, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2019, the capital loss carryforwards utilized or expired are $88,237.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2019 and 2018 are as follows:

2019 Distributions Paid From			2018 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 422,328	$ —	$ —	$ 95,624	$ 13,116	$ —

As of December 31, 2019, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 843,963	$ 63,604	$ —	$ —	$ —	$ 1,620,697

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and has early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

12. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to

Transamerica Series Trust	Annual Report 2019

Transamerica International Equity Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

12. LEGAL PROCEEDINGS (continued)

Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as sub-adviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties have been deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica International Equity Index VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica International Equity Index VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and the period from May 1, 2017 (commencement of operations) through December 31, 2017 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and the period from May 1, 2017 (commencement of operations) through December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2020

Transamerica Series Trust	Annual Report 2019

Transamerica International Equity Index VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2019.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 921,172	$ 90,516

Transamerica Series Trust	Annual Report 2019

Transamerica Janus Balanced VP

(unaudited)

MARKET ENVIRONMENT

U.S. stocks generated strong returns for the year. Early on, the U.S. Federal Reserve (the “Fed”) made an about-face toward more accommodative monetary policy, which supported equity markets. The resilient U.S. economy and better-than-expected corporate earnings results also propelled riskier assets. Still-weak global manufacturing data and setbacks in U.S.-China trade negotiations caused some volatility throughout the period, with the latter raising fear that trade tensions could dent an already-slowing global economy. But positive sentiment prevailed amid consumer strength and optimism that three rate cuts by the Fed would stabilize the U.S. economy. The S&P 500® made impressive gains, and all index sectors generated positive returns, with information technology leading the pack. The energy sector lagged, largely due to a midyear sell-off in oil prices.

The risk appetite for corporate credit generally tracked that of equities, with yields over Treasurys on both investment-grade and high-yield corporate bonds fluctuating but ultimately finishing near the tightest levels of this credit cycle and leading to mid-teens returns for both asset classes. Treasuries also rallied as investors expressed uncertainty on the economic outlook, with the yield on the 10-year note closing the period at 1.92%, down from 2.69% at the end of 2018. The Bloomberg Barclays US Aggregate Bond Index generated a high-single-digit return in 2019.

PERFORMANCE

For the year ended December 31, 2019, Transamerica Janus Balanced VP, Initial Class returned 22.08%. By comparison, its primary, secondary, and additional benchmarks, the S&P 500®, the Bloomberg Barclays US Aggregate Bond Index, and the Transamerica Janus Balanced VP Blended Benchmark, returned 31.49%, 8.72% and 21.03% respectively.

STRATEGY REVIEW

The Portfolio posted strong gains but underperformed the S&P 500®. The Portfolio outperformed the Balanced Index, a blended benchmark of the S&P 500® (55%) and the Bloomberg Barclays US Aggregate Bond Index (45%). The Portfolio’s asset allocation ended the period at approximately 59% equity, 40% fixed income, and a small allocation to cash.

The Portfolio’s equity sleeve outperformed the S&P 500®. Security selection and an overweight allocation in the information technology sector was a large driver of outperformance. The equity sleeve’s underweight to the weak-performing energy sector also contributed to relative results. Detracting from relative returns was security selection in the industrials, health care, and consumer discretionary sectors.

Microsoft Corp. was the strongest positive contributor to absolute performance. The company’s Azure cloud platform and subscription-based Office 365 suite continue to grow, and the demand for these products remains robust.

Apple, Inc. also contributed. Optimism around the rollout of 5G and the company’s 2020 product lineup supported the stock, and its services business has helped create a recurring revenue stream that makes the company less dependent on the phone replacement cycle.

Biopharmaceuticals company AbbVie, Inc. was the leading equity detractor. The company reported declining non-U.S. sales for its blockbuster rheumatoid arthritis drug, Humira, which now faces biosimilar competition in Europe. Further weighing on the name were uncertainties pertaining to changes to the management team and concern around whether the company’s pipeline could help replace some of the lost Humira sales. The portfolio managers exited the position during the period.

Energy exploration and production (“E&P”) company EOG Resources, Inc. also detracted. Oil prices sold off sharply mid-period and the price of West Texas Intermediate crude hovered in the mid-$50 range during the majority of the second half of the year, pressuring the E&P industry and EOG Resources, Inc.

The Portfolio’s fixed income sleeve outperformed the Bloomberg Barclays US Aggregate Bond Index. As corporate bonds posted robust returns, the Portfolio’s overweight allocation to investment-grade corporate credit and an out-of-index allocation to high yield benefited relative performance. Treasurys positioning was another strong contributor, as a bias to long-dated Treasurys performed well during the rally in rates. Although the portfolio managers reduced exposure to floating-rate securities early in the period, a move that ultimately benefited performance, some of the Portfolio’s earlier exposure to shorter-dated and floating-rate securities, including commercial mortgage obligations and asset-backed securities, weighed on results. The Portfolio’s modest cash balance also held back performance.

At the industry level, the fixed income sleeve’s food and beverage holdings contributed to performance. A position in Campbell Soup Co. was a top individual contributor. The company began executing asset sales, and bonds benefited from Campbell Soup Co.’s plans to use the proceeds for deleveraging.

Transamerica Series Trust	Annual Report 2019

Transamerica Janus Balanced VP

(unaudited)

STRATEGY REVIEW (continued)

A position in Ford Motor Co. led relative detractors in the fixed income sleeve, although it generated positive absolute performance. Slower-than-expected execution of the company’s restructuring plan led Moody’s to downgrade the automaker to high yield in September. Mindful that Ford Motor Co. has yet to take aggressive action to protect its ratings, the portfolio managers closed the position.

Jeremiah Buckley, CFA

Michael Keough

Marc Pinto, CFA

Mayur Saigal

Darrell Watters*

Co-Portfolio Managers

Janus Capital Management LLC

*As of December 31, 2019, Darrell Watters is no longer Co-Portfolio Manager.

Asset Allocation	Percentage of Net Assets
Common Stocks	59.0%
Corporate Debt Securities	16.8
U.S. Government Agency Obligations	12.1
U.S. Government Obligations	8.4
Other Investment Company	2.5
Repurchase Agreement	1.9
Asset-Backed Securities	1.5
Mortgage-Backed Securities	1.4
Preferred Stock	0.1
Convertible Preferred Stock	0.0 *
Net Other Assets (Liabilities)	(3.7)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Series Trust	Annual Report 2019

Transamerica Janus Balanced VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	22.08%	8.43%	7.26%	07/01/2009
S&P 500® (A)	31.49%	11.70%	13.56%
Bloomberg Barclays US Aggregate Bond Index (B)	8.72%	3.05%	3.75%
Transamerica Janus Balanced VP Blended Benchmark (A) (B) (C)	21.03%	7.94%	9.28%
Service Class	21.77%	8.17%	6.99%	07/01/2009

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(C) The Transamerica Janus Balanced VP Blended Benchmark is composed of the following benchmarks: 55% S&P 500® and 45% Bloomberg Barclays US Aggregate Bond Index.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market. The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions.

Transamerica Series Trust	Annual Report 2019

Transamerica Janus Balanced VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2019, and held for the entire six-month period until December 31, 2019.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,082.50	$3.99	$1,021.40	$3.87	0.76%
Service Class	1,000.00	1,081.30	5.30	1,020.10	5.14	1.01

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2019

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS

At December 31, 2019

	Shares	Value
COMMON STOCKS - 59.0%
Aerospace & Defense - 3.0%
Boeing Co.	59,926	$ 19,521,494
General Dynamics Corp.	78,468	13,837,832

		33,359,326

Air Freight & Logistics - 0.4%
United Parcel Service, Inc., Class B	39,778	4,656,413

Airlines - 0.6%
Delta Air Lines, Inc.	109,360	6,395,373

Automobiles - 0.4%
General Motors Co.	118,194	4,325,900

Banks - 2.4%
Bank of America Corp.	323,823	11,405,046
US Bancorp	255,718	15,161,520

		26,566,566

Beverages - 0.3%
Monster Beverage Corp. (A)	54,319	3,451,973

Capital Markets - 2.7%
Blackstone Group, Inc., Class A	171,721	9,606,073
CME Group, Inc.	47,141	9,462,142
Morgan Stanley	125,287	6,404,671
TD Ameritrade Holding Corp.	98,069	4,874,029

		30,346,915

Chemicals - 1.2%
LyondellBasell Industries NV, Class A	149,696	14,143,278

Consumer Finance - 1.4%
American Express Co.	61,754	7,687,755
Synchrony Financial	223,493	8,047,983

		15,735,738

Electronic Equipment, Instruments & Components - 0.5%
Corning, Inc.	214,437	6,242,261

Entertainment - 0.9%
Walt Disney Co.	68,649	9,928,705

Equity Real Estate Investment Trusts - 1.2%
Crown Castle International Corp.	43,687	6,210,107
MGM Growth Properties LLC, Class A (B)	131,278	4,065,681
Outfront Media, Inc.	114,378	3,067,618

		13,343,406

Food & Staples Retailing - 2.2%
Costco Wholesale Corp.	44,407	13,052,105
Sysco Corp.	143,525	12,277,129

		25,329,234

Food Products - 0.5%
Hershey Co.	35,398	5,202,798

Health Care Equipment & Supplies - 1.6%
Abbott Laboratories	124,909	10,849,596
Medtronic PLC	69,009	7,829,071

		18,678,667

Health Care Providers & Services - 1.9%
UnitedHealth Group, Inc.	73,745	21,679,555

Hotels, Restaurants & Leisure - 3.0%
Hilton Worldwide Holdings, Inc.	86,125	9,552,124
McDonald’s Corp.	91,921	18,164,509
Norwegian Cruise Line Holdings, Ltd. (A)	102,068	5,961,792
Six Flags Entertainment Corp.	82	3,699

		33,682,124

	Shares	Value
COMMON STOCKS (continued)
Household Products - 0.8%
Clorox Co.	17,553	$ 2,695,088
Procter & Gamble Co.	49,354	6,164,314

		8,859,402

Industrial Conglomerates - 0.6%
Honeywell International, Inc.	37,909	6,709,893

Insurance - 0.8%
Progressive Corp.	119,487	8,649,664

Interactive Media & Services - 2.3%
Alphabet, Inc., Class C (A)	19,048	25,467,557

Internet & Direct Marketing Retail - 0.8%
Amazon.com, Inc. (A)	4,660	8,610,934

IT Services - 4.1%
Accenture PLC, Class A	65,764	13,847,926
Mastercard, Inc., Class A	107,055	31,965,552

		45,813,478

Leisure Products - 0.6%
Hasbro, Inc.	68,716	7,257,097

Life Sciences Tools & Services - 0.6%
Thermo Fisher Scientific, Inc.	20,471	6,650,414

Machinery - 1.0%
Deere & Co.	40,741	7,058,786
Stanley Black & Decker, Inc.	24,690	4,092,120

		11,150,906

Media - 1.3%
Comcast Corp., Class A	338,169	15,207,460

Multiline Retail - 0.3%
Dollar General Corp.	21,817	3,403,016

Oil, Gas & Consumable Fuels - 1.0%
EOG Resources, Inc.	48,478	4,060,517
Suncor Energy, Inc.	110,915	3,635,241
Suncor Energy, Inc.	124,762	4,092,194

		11,787,952

Personal Products - 0.4%
Estee Lauder Cos., Inc., Class A	24,508	5,061,882

Pharmaceuticals - 3.4%
Bristol-Myers Squibb Co.	180,618	11,593,869
Eli Lilly & Co.	75,359	9,904,433
Merck & Co., Inc.	181,371	16,495,693

		37,993,995

Real Estate Management & Development - 0.5%
CBRE Group, Inc., Class A (A)	90,917	5,572,303

Road & Rail - 0.8%
CSX Corp.	124,099	8,979,804

Semiconductors & Semiconductor Equipment - 3.4%
Intel Corp.	201,798	12,077,610
Lam Research Corp.	34,511	10,091,016
NVIDIA Corp.	27,630	6,501,339
Texas Instruments, Inc.	73,378	9,413,664

		38,083,629

Software - 6.0%
Adobe, Inc. (A)	47,556	15,684,444
Microsoft Corp.	284,554	44,874,166
salesforce.com, Inc. (A)	41,361	6,726,953

		67,285,563

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail - 1.6%
Home Depot, Inc.	81,638	$ 17,828,106

Technology Hardware, Storage & Peripherals - 2.4%
Apple, Inc.	90,942	26,705,118

Textiles, Apparel & Luxury Goods - 0.9%
NIKE, Inc., Class B	100,187	10,149,945

Tobacco - 1.2%
Altria Group, Inc.	282,108	14,080,010

Total Common Stocks (Cost $467,617,912)		664,376,360

CONVERTIBLE PREFERRED STOCK - 0.0% (C)
Semiconductors & Semiconductor Equipment - 0.0% (C)
Broadcom, Inc., Series A, 8.00%	51	60,076

Total Convertible Preferred Stock (Cost $51,000)		60,076

PREFERRED STOCK - 0.1%
Consumer Finance - 0.1%
Synchrony Financial, Series A, 5.63%	26,100	666,855

Total Preferred Stock (Cost $656,275)		666,855

	Principal	Value
ASSET-BACKED SECURITIES - 1.5%
AmeriCredit Automobile Receivables Trust Series 2015-3, Class D, 3.34%, 08/08/2021	$ 1,201,081	1,202,110
Applebee’s Funding LLC / IHOP Funding LLC Series 2019-1A, Class A2I, 4.19%, 06/07/2049 (D)	869,000	880,957
Credit Acceptance Auto Loan Trust Series 2018-2A, Class B, 3.94%, 07/15/2027 (D)	314,000	321,998
DB Master Finance LLC
Series 2019-1A, Class A23,
4.35%, 05/20/2049 (D)	316,410	327,810
Series 2019-1A, Class A2I,
3.79%, 05/20/2049 (D)	395,015	403,449
Series 2019-1A, Class A2II,
4.02%, 05/20/2049 (D)	160,195	164,120
Domino’s Pizza Master Issuer LLC
Series 2017-1A, Class A23,
4.12%, 07/25/2047 (D)	179,340	185,768
Series 2017-1A, Class A2II,
3.08%, 07/25/2047 (D)	167,580	167,714
Series 2018-1A, Class A2I,
4.12%, 07/25/2048 (D)	779,138	801,281
Series 2018-1A, Class A2II,
4.33%, 07/25/2048 (D)	121,463	126,497
Series 2019-1A, Class A2,
3.67%, 10/25/2049 (D)	1,553,000	1,553,264

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Drive Auto Receivables Trust
Series 2017-1, Class E,
5.17%, 09/16/2024	$ 1,590,000	$ 1,630,364
Series 2017-2, Class E,
5.27%, 11/15/2024	1,400,000	1,442,205
Series 2017-AA, Class D,
4.16%, 05/15/2024 (D)	353,000	357,812
Series 2019-1, Class D,
4.09%, 06/15/2026	148,000	152,384
Jack in the Box Funding LLC
Series 2019-1A, Class A23,
4.97%, 08/25/2049 (D)	841,000	848,283
Series 2019-1A, Class A2I,
3.98%, 08/25/2049 (D)	841,000	847,198
Series 2019-1A, Class A2II,
4.48%, 08/25/2049 (D)	841,000	847,450
OneMain Direct Auto Receivables Trust
Series 2018-1A, Class C,
3.85%, 10/14/2025 (D)	148,000	151,377
Series 2018-1A, Class D,
4.40%, 01/14/2028 (D)	147,000	151,184
Planet Fitness Master Issuer LLC Series 2019-1A, Class A2, 3.86%, 12/05/2049 (D)	744,000	733,123
PRPM LLC Series 2019-4A, Class A1, 3.35%, 11/25/2024 (D)	441,140	441,264
Station Place Securitization Trust 1.96%, 10/24/2020	1,701,000	1,701,005
Taco Bell Funding LLC Series 2018-1A, Class A2II, 4.94%, 11/25/2048 (D)	168,300	181,032
Wendy’s Funding LLC Series 2019-1A, Class A2I, 3.78%, 06/15/2049 (D)	439,790	448,555
Wendys Funding LLC
Series 2018-1A, Class A2I,
3.57%, 03/15/2048 (D)	270,480	273,306
Series 2018-1A, Class A2II,
3.88%, 03/15/2048 (D)	75,460	76,734

Total Asset-Backed Securities (Cost $16,377,566)		16,418,244

CORPORATE DEBT SECURITIES - 16.8%
Aerospace & Defense - 0.4%
Boeing Co.
2.25%, 06/15/2026	123,000	121,508
3.20%, 03/01/2029	876,000	913,599
3.25%, 03/01/2028	152,000	158,313
3.60%, 05/01/2034	1,252,000	1,341,651
Huntington Ingalls Industries, Inc. 5.00%, 11/15/2025 (D)	1,451,000	1,516,295

		4,051,366

Automobiles - 0.2%
General Motors Co.
4.20%, 10/01/2027	337,000	352,466
5.00%, 10/01/2028	1,093,000	1,190,830
5.40%, 04/01/2048	360,000	372,852
5.95%, 04/01/2049	278,000	308,194

		2,224,342

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks - 1.9%
Bank of America Corp.
Fixed until 04/24/2027, 3.71% (E), 04/24/2028	$ 2,089,000	$ 2,233,674
Fixed until 03/05/2028, 3.97% (E), 03/05/2029, MTN	804,000	876,177
Fixed until 02/07/2029, 3.97% (E), 02/07/2030, MTN	1,090,000	1,196,676
BNP Paribas SA
Fixed until 11/19/2024, 2.82% (E), 11/19/2025 (D)	475,000	480,642
Fixed until 01/10/2024, 4.71% (E), 01/10/2025 (D)	626,000	678,301
CIT Bank NA Fixed until 09/27/2024, 2.97% (E), 09/27/2025	1,098,000	1,095,255
CIT Group, Inc. 5.25%, 03/07/2025	428,000	470,800
Citigroup, Inc. Fixed until 01/10/2027, 3.89% (E), 01/10/2028	3,245,000	3,497,176
Citizens Financial Group, Inc.
3.75%, 07/01/2024 (B)	188,000	195,265
4.30%, 12/03/2025	783,000	841,641
4.35%, 08/01/2025	177,000	190,799
First Republic Bank 4.63%, 02/13/2047	385,000	439,394
JPMorgan Chase & Co.
Fixed until 10/15/2029, 2.74% (E), 10/15/2030	776,000	776,113
Fixed until 05/06/2029, 3.70% (E), 05/06/2030	1,042,000	1,122,632
Fixed until 02/01/2027, 3.78% (E), 02/01/2028	1,204,000	1,298,375
Fixed until 01/29/2026, 3.96% (E), 01/29/2027	1,725,000	1,872,194
Fixed until 12/05/2028, 4.45% (E), 12/05/2029	2,111,000	2,402,511
Wells Fargo & Co. Fixed until 10/30/2029, 2.88% (E), 10/30/2030, MTN	1,472,000	1,482,231

		21,149,856

Beverages - 0.5%
Anheuser-Busch InBev Worldwide, Inc.
4.15%, 01/23/2025	1,992,000	2,171,019
4.75%, 01/23/2029	939,000	1,088,460
Keurig Dr. Pepper, Inc.
4.60%, 05/25/2028	1,403,000	1,575,491
5.09%, 05/25/2048 (B)	389,000	468,686

		5,303,656

Biotechnology - 0.3%
AbbVie, Inc.
2.60%, 11/21/2024 (D)	669,000	674,413
2.95%, 11/21/2026 (D)	705,000	717,805
3.20%, 11/21/2029 (D)	640,000	651,107
4.05%, 11/21/2039 (D)	814,000	855,561
4.25%, 11/21/2049 (D)	469,000	497,993

		3,396,879

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Capital Markets - 0.8%
Cboe Global Markets, Inc. 3.65%, 01/12/2027	$ 943,000	$ 1,012,975
Credit Suisse Group AG 4.28%, 01/09/2028 (D)	1,014,000	1,103,339
Goldman Sachs Group, Inc. Fixed until 02/10/2025 (F), 4.95% (E)	668,000	692,048
Morgan Stanley
3.95%, 04/23/2027	1,599,000	1,715,577
4.35%, 09/08/2026, MTN	959,000	1,049,035
Fixed until 01/23/2029, 4.43% (E), 01/23/2030, MTN	1,460,000	1,651,370
Raymond James Financial, Inc.
4.95%, 07/15/2046	819,000	957,608
5.63%, 04/01/2024	396,000	446,256

		8,628,208

Consumer Finance - 0.4%
General Motors Financial Co., Inc.
4.30%, 07/13/2025	190,000	203,099
4.35%, 04/09/2025 - 01/17/2027	1,158,000	1,227,110
Synchrony Financial
3.95%, 12/01/2027	1,130,000	1,187,710
4.38%, 03/19/2024	213,000	227,273
5.15%, 03/19/2029	1,214,000	1,381,398

		4,226,590

Containers & Packaging - 0.1%
Ball Corp. 4.38%, 12/15/2020	702,000	716,735
WRKCo, Inc. 4.90%, 03/15/2029 (B)	822,000	935,592

		1,652,327

Diversified Financial Services - 0.2%
GE Capital International Funding Unlimited Co. 4.42%, 11/15/2035	2,236,000	2,391,925

Diversified Telecommunication Services - 0.9%
AT&T, Inc.
3.60%, 07/15/2025	578,000	611,844
4.35%, 03/01/2029	1,004,000	1,116,963
4.50%, 03/09/2048	658,000	726,957
4.75%, 05/15/2046	691,000	782,034
4.85%, 03/01/2039	618,000	712,814
5.15%, 11/15/2046	558,000	668,118
5.25%, 03/01/2037	259,000	309,449
CenturyLink, Inc.
5.80%, 03/15/2022	356,000	374,252
6.45%, 06/15/2021	639,000	668,873
Level 3 Financing, Inc. 3.88%, 11/15/2029 (D)	1,184,000	1,192,880
Verizon Communications, Inc.
2.63%, 08/15/2026	896,000	909,974
4.33%, 09/21/2028	1,547,000	1,755,797
4.52%, 09/15/2048	238,000	285,587
4.86%, 08/21/2046	322,000	399,729

		10,515,271

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Electric Utilities - 0.4%
Oncor Electric Delivery Co. LLC
3.70%, 11/15/2028	$ 677,000	$ 741,096
3.80%, 06/01/2049	998,000	1,085,311
PPL WEM, Ltd. / Western Power Distribution, Ltd. 5.38%, 05/01/2021 (D)	2,144,000	2,208,348
Vistra Operations Co. LLC 5.50%, 09/01/2026 (D)	390,000	413,400

		4,448,155

Electronic Equipment, Instruments & Components - 0.4%
Keysight Technologies, Inc. 3.00%, 10/30/2029	1,020,000	1,023,389
Trimble, Inc.
4.75%, 12/01/2024	1,217,000	1,314,759
4.90%, 06/15/2028	2,375,000	2,594,572

		4,932,720

Equity Real Estate Investment Trusts - 0.6%
Crown Castle International Corp.
3.10%, 11/15/2029	1,220,000	1,235,639
3.65%, 09/01/2027	468,000	495,292
4.30%, 02/15/2029	968,000	1,072,945
CyrusOne, LP / CyrusOne Finance Corp.
2.90%, 11/15/2024	532,000	534,043
3.45%, 11/15/2029	1,146,000	1,149,140
Equinix, Inc.
2.63%, 11/18/2024	493,000	493,917
2.90%, 11/18/2026	412,000	412,721
3.20%, 11/18/2029	928,000	931,452
Reckson Operating Partnership, LP 7.75%, 03/15/2020	913,000	923,057

		7,248,206

Food & Staples Retailing - 0.0% (C)
Sysco Corp. 2.50%, 07/15/2021	258,000	260,179

Food Products - 0.8%
Campbell Soup Co.
3.95%, 03/15/2025	491,000	523,155
4.15%, 03/15/2028	935,000	1,015,136
4.80%, 03/15/2048 (B)	826,000	956,793
General Mills, Inc. 4.20%, 04/17/2028 (B)	1,086,000	1,210,586
Kraft Heinz Foods Co.
3.00%, 06/01/2026	2,076,000	2,076,604
4.38%, 06/01/2046	769,000	758,057
4.63%, 01/30/2029 (B)	342,000	376,268
Mars, Inc.
2.70%, 04/01/2025 (D)	397,000	406,272
3.20%, 04/01/2030 (D)	484,000	512,665
4.20%, 04/01/2059 (D)	414,000	473,393
Mondelez International Holdings BV 2.25%, 09/19/2024 (D)	875,000	872,673

		9,181,602

Health Care Equipment & Supplies - 0.2%
Boston Scientific Corp.
3.75%, 03/01/2026	474,000	508,096
4.00%, 03/01/2029	246,000	272,257
4.70%, 03/01/2049	395,000	480,688

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Health Care Equipment & Supplies (continued)
DH Europe Finance II Sarl
2.20%, 11/15/2024	$ 463,000	$ 463,624
2.60%, 11/15/2029	254,000	253,079
3.40%, 11/15/2049	327,000	333,177

		2,310,921

Health Care Providers & Services - 1.3%
Centene Corp.
4.25%, 12/15/2027 (D)	1,171,000	1,204,666
4.63%, 12/15/2029 (D)	1,759,000	1,849,325
4.75%, 05/15/2022	53,000	54,060
5.38%, 06/01/2026 (D)	1,427,000	1,514,404
6.13%, 02/15/2024	569,000	590,337
Cigna Corp. 3.40%, 09/17/2021	154,000	157,644
CVS Health Corp.
3.00%, 08/15/2026	119,000	121,410
3.25%, 08/15/2029	192,000	195,138
4.10%, 03/25/2025	1,111,000	1,192,841
4.30%, 03/25/2028	578,000	631,431
5.05%, 03/25/2048	1,976,000	2,341,612
HCA, Inc.
4.13%, 06/15/2029	2,631,000	2,791,699
4.50%, 02/15/2027	1,005,000	1,083,883
5.13%, 06/15/2039	431,000	475,050

		14,203,500

Hotels, Restaurants & Leisure - 0.5%
Choice Hotels International, Inc. 3.70%, 12/01/2029	917,000	923,685
GLP Capital, LP / GLP Financing II, Inc.
3.35%, 09/01/2024	159,000	162,293
4.00%, 01/15/2030	1,071,000	1,093,170
5.25%, 06/01/2025	310,000	340,256
5.38%, 04/15/2026	359,000	396,839
McDonald’s Corp.
2.63%, 09/01/2029, MTN (B)	1,220,000	1,221,737
3.63%, 09/01/2049, MTN	514,000	522,851
MGM Resorts International 7.75%, 03/15/2022	148,000	165,575
Starbucks Corp. 4.45%, 08/15/2049	630,000	730,791

		5,557,197

Household Durables - 0.1%
MDC Holdings, Inc. 5.50%, 01/15/2024	569,000	618,788

Independent Power & Renewable Electricity Producers - 0.3%
NRG Energy, Inc.
3.75%, 06/15/2024 (D)	1,084,000	1,120,911
6.63%, 01/15/2027	1,339,000	1,452,815
7.25%, 05/15/2026	911,000	995,267

		3,568,993

Industrial Conglomerates - 0.2%
General Electric Co.
Fixed until 01/21/2021 (F), 5.00% (E)	1,330,000	1,302,682
6.75%, 03/15/2032, MTN	510,000	655,204

		1,957,886

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Insurance - 0.0% (C)
Brown & Brown, Inc. 4.50%, 03/15/2029	$ 486,000	$ 534,939

IT Services - 0.7%
Broadridge Financial Solutions, Inc. 2.90%, 12/01/2029	1,485,000	1,483,641
Fidelity National Information Services, Inc. 3.75%, 05/21/2029	295,000	323,394
Global Payments, Inc.
3.20%, 08/15/2029	273,000	278,244
4.15%, 08/15/2049	205,000	219,327
4.80%, 04/01/2026	1,249,000	1,390,278
PayPal Holdings, Inc.
2.40%, 10/01/2024	491,000	495,842
2.65%, 10/01/2026	1,469,000	1,489,633
2.85%, 10/01/2029	1,729,000	1,745,061

		7,425,420

Leisure Products - 0.3%
Hasbro, Inc.
3.00%, 11/19/2024	520,000	522,676
3.55%, 11/19/2026	691,000	695,854
3.90%, 11/19/2029	1,862,000	1,875,506

		3,094,036

Machinery - 0.3%
Westinghouse Air Brake Technologies Corp.
3.45%, 11/15/2026	233,000	235,633
4.40%, 03/15/2024	855,000	907,852
4.95%, 09/15/2028	2,575,000	2,832,653

		3,976,138

Media - 1.1%
Charter Communications Operating LLC / Charter Communications Operating Capital
4.80%, 03/01/2050	1,063,000	1,120,938
5.05%, 03/30/2029	3,511,000	3,983,781
5.38%, 05/01/2047	177,000	198,578
6.48%, 10/23/2045	221,000	273,979
Comcast Corp.
2.65%, 02/01/2030	447,000	448,915
3.15%, 03/01/2026	478,000	501,135
4.15%, 10/15/2028	557,000	627,374
4.25%, 10/15/2030	805,000	920,809
4.60%, 10/15/2038	506,000	603,287
4.95%, 10/15/2058	521,000	678,978
CSC Holdings LLC 6.50%, 02/01/2029 (D)	1,386,000	1,545,390
Fox Corp. 4.03%, 01/25/2024 (D)	362,000	385,768
ViacomCBS, Inc. 5.85%, 09/01/2043	963,000	1,206,555

		12,495,487

Metals & Mining - 0.4%
Allegheny Technologies, Inc. 5.88%, 12/01/2027	893,000	937,650
Constellium SE 5.75%, 05/15/2024 (D)	991,000	1,018,252
Hudbay Minerals, Inc. 7.25%, 01/15/2023 (D)	1,059,000	1,098,051

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Metals & Mining (continued)
Reliance Steel & Aluminum Co. 4.50%, 04/15/2023	$ 644,000	$ 680,721
Steel Dynamics, Inc. 5.50%, 10/01/2024	987,000	1,016,717

		4,751,391

Multiline Retail - 0.1%
Nordstrom, Inc. 4.38%, 04/01/2030	1,088,000	1,109,600

Oil, Gas & Consumable Fuels - 1.3%
Cheniere Corpus Christi Holdings LLC 3.70%, 11/15/2029 (B) (D)	1,995,000	2,037,328
Continental Resources, Inc.
4.50%, 04/15/2023	576,000	601,831
5.00%, 09/15/2022	819,000	824,874
Energy Transfer Operating, LP
4.95%, 06/15/2028	78,000	85,474
5.50%, 06/01/2027	327,000	367,631
5.88%, 01/15/2024	458,000	507,070
EQM Midstream Partners, LP 5.50%, 07/15/2028	971,000	954,428
Hess Corp. 4.30%, 04/01/2027	1,042,000	1,111,214
Hess Midstream Operations, LP 5.13%, 06/15/2028 (D)	1,320,000	1,336,500
HollyFrontier Corp. 5.88%, 04/01/2026	852,000	961,168
Kinder Morgan, Inc.
4.30%, 03/01/2028 (B)	234,000	255,158
5.20%, 03/01/2048	146,000	169,542
5.55%, 06/01/2045	219,000	260,629
NGPL PipeCo LLC
4.38%, 08/15/2022 (D)	822,000	853,837
4.88%, 08/15/2027 (D)	1,004,000	1,067,189
Petroleos Mexicanos
6.84%, 01/23/2030 (D)	235,000	250,590
7.69%, 01/23/2050 (D)	215,000	234,638
Plains All American Pipeline, LP / PAA Finance Corp. 4.65%, 10/15/2025	1,079,000	1,156,167
Sabine Pass Liquefaction LLC 4.20%, 03/15/2028	502,000	532,144
Tallgrass Energy Partners, LP / Tallgrass Energy Finance Corp. 4.75%, 10/01/2023 (D)	618,000	616,455

		14,183,867

Paper & Forest Products - 0.1%
Georgia-Pacific LLC 3.16%, 11/15/2021 (D)	1,045,000	1,064,715

Pharmaceuticals - 0.5%
Allergan Finance LLC 3.25%, 10/01/2022	606,000	619,422
Allergan Funding SCS
3.45%, 03/15/2022	1,120,000	1,145,720
3.80%, 03/15/2025	724,000	760,857
Allergan, Inc. 2.80%, 03/15/2023	48,000	48,380

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals (continued)
Bristol-Myers Squibb Co.
3.40%, 07/26/2029 (D)	$ 444,000	$ 475,179
4.13%, 06/15/2039 (D)	321,000	370,513
4.25%, 10/26/2049 (D)	980,000	1,163,530
Elanco Animal Health, Inc.
4.27%, 08/28/2023	371,000	391,922
4.90%, 08/28/2028	346,000	376,525

		5,352,048

Professional Services - 0.4%
Equifax, Inc. 2.60%, 12/01/2024	1,518,000	1,527,542
Experian Finance PLC 2.75%, 03/08/2030 (D)	2,255,000	2,221,689
IHS Markit, Ltd.
4.75%, 02/15/2025 (D)	767,000	837,886
5.00%, 11/01/2022 (D)	94,000	100,200
Verisk Analytics, Inc. 5.50%, 06/15/2045	349,000	434,373

		5,121,690

Real Estate Management & Development - 0.1%
Jones Lang LaSalle, Inc. 4.40%, 11/15/2022 (B)	711,000	742,427

Semiconductors & Semiconductor Equipment - 0.6%
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.88%, 01/15/2027	858,000	891,254
Broadcom, Inc.
4.25%, 04/15/2026 (D)	629,000	668,106
4.75%, 04/15/2029 (B) (D)	931,000	1,018,033
Lam Research Corp. 4.00%, 03/15/2029	179,000	197,137
Marvell Technology Group, Ltd.
4.20%, 06/22/2023	358,000	378,071
4.88%, 06/22/2028	1,394,000	1,540,408
Micron Technology, Inc.
4.98%, 02/06/2026	401,000	445,239
5.33%, 02/06/2029	1,257,000	1,442,014
Qorvo, Inc. 5.50%, 07/15/2026	679,000	723,135

		7,303,397

Specialty Retail - 0.2%
AutoZone, Inc. 3.75%, 04/18/2029	835,000	884,463
O’Reilly Automotive, Inc.
3.60%, 09/01/2027	22,000	23,483
3.90%, 06/01/2029	964,000	1,053,495
4.35%, 06/01/2028	166,000	185,358

		2,146,799

Technology Hardware, Storage & Peripherals - 0.1%
Dell International LLC / EMC Corp. 5.88%, 06/15/2021 (D)	1,198,000	1,216,725

Wireless Telecommunication Services - 0.1%
T-Mobile USA, Inc. 6.38%, 03/01/2025	1,222,000	1,262,729

Total Corporate Debt Securities (Cost $179,513,431)		189,609,975

	Principal	Value
MORTGAGE-BACKED SECURITIES - 1.4%
Angel Oak Mortgage Trust I LLC Series 2018-AOMT, Class A1, 3.67% (E), 07/27/2048 (D)	$ 131,343	$ 132,571
Arroyo Mortgage Trust Series 2018-1, Class A1, 3.76% (E), 04/25/2048 (D)	246,218	249,083
BANK Series 2019-BN24, Class A3, 2.96%, 11/15/2062	186,400	191,134
BBCMS Mortgage Trust
Series 2015-SRCH, Class A2,
4.20%, 08/10/2035 (D)	715,000	784,597
Series 2018-TALL, Class A,
1-Month LIBOR + 0.72%, 2.46% (E), 03/15/2037 (D)	642,000	638,782
BX Commercial Mortgage Trust
Series 2018-IND, Class A,
1-Month LIBOR + 0.75%, 2.49% (E), 11/15/2035 (D)	819,373	818,882
Series 2019-XL, Class A,
1-Month LIBOR + 0.92%, 2.66% (E), 10/15/2036 (D)	1,002,000	1,002,803
Series 2019-XL, Class B,
1-Month LIBOR + 1.08%, 2.82% (E), 10/15/2036 (D)	162,000	162,203
BX Trust
Series 2019-OC11, Class A,
3.20%, 12/09/2041 (D)	962,000	989,448
Series 2019-OC11, Class B,
3.61%, 12/09/2041 (D)	481,000	493,109
Series 2019-OC11, Class C,
3.86%, 12/09/2041 (D)	481,000	494,325
Series 2019-OC11, Class D,
4.08%, 12/09/2041 (D)	722,000	734,507
Series 2019-OC11, Class E,
4.08%, 12/09/2041 (D)	184,000	177,927
BXP Trust Series 2017-GM, Class A, 3.38%, 06/13/2039 (D)	324,000	339,682
Chase Home Lending Mortgage Trust Series 2019-ATR2, Class A11, 1-Month LIBOR + 0.90%, 2.69% (E), 07/25/2049 (D)	163,148	162,451
Connecticut Avenue Securities Trust
Series 2019-R03, Class 1M2,
1-Month LIBOR + 2.15%, 3.94% (E), 09/25/2031 (D)	750,490	756,139
Series 2019-R05, Class 1M2,
1-Month LIBOR + 2.00%, 3.79% (E), 07/25/2039 (D)	410,110	412,180
Series 2019-R07, Class 1M2,
1-Month LIBOR + 2.10%, 3.89% (E), 10/25/2039 (D)	107,000	108,005
Great Wolf Trust
Series 2019-WOLF, Class A,
1-Month LIBOR + 1.03%, 2.76% (E), 12/15/2029 (D)	230,000	229,054
Series 2019-WOLF, Class B,
1-Month LIBOR + 1.33%, 3.06% (E), 12/15/2029 (D)	258,000	257,511

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Great Wolf Trust (continued)
Series 2019-WOLF, Class C,
1-Month LIBOR + 1.63%, 3.36% (E), 12/15/2029 (D)	$ 287,000	$ 286,542
Series 2019-WOLF, Class D,
1-Month LIBOR + 1.93%, 3.66% (E), 12/15/2029 (D)	219,000	218,651
JPMorgan Mortgage Trust
Series 2019-5, Class A11,
1-Month LIBOR + 0.90%, 2.69% (E), 11/25/2049 (D)	105,231	104,907
Series 2019-6, Class A11,
1-Month LIBOR + 0.90%, 2.69% (E), 12/25/2049 (D)	173,807	173,263
Series 2019-7, Class A11,
1-Month LIBOR + 0.90%, 2.69% (E), 02/25/2050 (D)	326,791	325,787
Series 2019-LTV2, Class A11,
1-Month LIBOR + 0.90%, 2.69% (E), 12/25/2049 (D)	452,808	452,010
Mello Warehouse Securitization Trust Series 2018-W1, Class A, 1-Month LIBOR + 0.85%, 2.64% (E), 11/25/2051 (D)	1,102,667	1,103,213
New Residential Mortgage Loan Trust Series 2018-2A, Class A1, 4.50% (E), 02/25/2058 (D)	298,559	312,222
PRPM Series 2019-GS1, Class A1, 3.50% (E), 10/25/2024 (D)	473,717	473,345
Station Place Securitization Trust
Series 2019-4, Class A,
Zero Coupon, 06/24/2020	1,586,000	1,586,931
Series 2019-WL1, Class D,
1-Month LIBOR + 1.20%, 2.99% (E), 08/25/2052 (D)	333,000	333,044
Series 2019-WL1, Class E,
1-Month LIBOR + 1.40%, 3.19% (E), 08/25/2052 (D)	673,000	673,089
Towd Point HE Trust Series 2019-HE1, Class A1, 1-Month LIBOR + 0.90%, 2.69% (E), 04/25/2048 (D)	385,262	384,894

Total Mortgage-Backed Securities (Cost $15,544,947)		15,562,291

U.S. GOVERNMENT AGENCY OBLIGATIONS - 12.1%
Connecticut Avenue Securities Trust 1-Month LIBOR + 2.10%, 3.89% (E), 06/25/2039 (D)	267,000	268,589
Federal Home Loan Mortgage Corp.
2.50%, 11/01/2031 - 11/01/2034	3,462,556	3,507,105
3.00%, 02/01/2031 - 12/01/2049	4,440,156	4,540,615
3.00%, 05/01/2031 (G)	2,394,248	2,469,721
3.50%, 02/01/2043 - 09/01/2049	18,415,104	19,278,756
4.00%, 05/01/2046 - 09/01/2049	8,121,377	8,625,566
4.50%, 03/01/2048 - 12/01/2048	751,826	803,817
5.00%, 09/01/2048	82,707	88,666
6.00%, 04/01/2040	82,491	95,285

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
1-Month LIBOR + 1.20%, 2.99% (E), 07/25/2029	$ 126,940	$ 127,172
1-Month LIBOR + 1.80%, 3.59% (E), 07/25/2030	390,987	391,759
Federal National Mortgage Association
1-Month LIBOR + 0.60%, 2.39% (E), 07/25/2030	131,155	131,121
2.50%, 10/01/2034 - 01/01/2035	1,430,848	1,447,611
1-Month LIBOR + 0.72%, 2.51% (E), 01/25/2031	21,873	21,878
1-Month LIBOR + 0.75%, 2.54% (E), 02/25/2030	11,589	11,589
1-Month LIBOR + 0.95%, 2.74% (E), 10/25/2029	41,316	41,373
1-Month LIBOR + 1.15%, 2.94% (E), 09/25/2029	29,585	29,608
3.00%, 10/01/2034 - 02/01/2057	21,381,760	21,939,749
3.00%, 01/01/2050 (G)	678,685	688,872
3.50%, 10/01/2042 - 02/01/2057	15,707,751	16,567,312
1-Month LIBOR + 2.00%, 3.79% (E), 03/25/2031	967,669	971,728
4.00%, 10/01/2046 - 09/01/2049	12,216,423	12,987,135
4.50%, 11/01/2042 - 08/01/2048	5,006,818	5,364,277
5.00%, 07/01/2044	834,617	912,468
6.00%, 02/01/2037	3,528	4,071
Federal National Mortgage Association REMIC 3.00%, 05/25/2048	950,741	977,904
Federal National Mortgage Association REMICS 3.00%, 11/25/2049	1,587,553	1,627,793
Government National Mortgage Association
3.50%, TBA (G)	6,623,000	6,825,571
4.00%, 01/15/2045 - 05/20/2048	8,552,266	8,944,535
4.50%, 08/15/2046 - 05/20/2048	2,292,630	2,480,794
4.50%, TBA (G)	1,068,000	1,116,561
5.00%, 04/20/2049	4,570,526	4,806,249
Uniform Mortgage-Backed Security
3.00%, TBA (G)	5,759,284	5,844,981
3.50%, TBA (G)	1,979,000	2,051,280
4.00%, TBA (G)	619,000	645,646

Total U.S. Government Agency Obligations (Cost $135,171,235)		136,637,157

U.S. GOVERNMENT OBLIGATIONS - 8.4%
U.S. Treasury - 8.4%
U.S. Treasury Bond
2.25%, 08/15/2049 (B)	18,767,300	18,257,064
3.00%, 02/15/2049	334,000	377,785
U.S. Treasury Note
1.38%, 08/31/2026	325,000	316,164
1.50%, 09/15/2022	4,419,000	4,408,816
1.63%, 02/15/2026 - 08/15/2029	8,658,600	8,472,631
1.75%, 07/31/2024	18,049,600	18,107,415
2.00%, 05/31/2024	8,548,700	8,667,246
2.25%, 04/30/2024	863,000	883,766

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Note (continued)
2.38%, 04/30/2020 - 05/15/2029	$ 29,595,000	$ 29,988,404
2.50%, 01/31/2024	2,000	2,066
2.88%, 11/30/2023 - 05/15/2049	4,615,000	4,847,435

Total U.S. Government Obligations (Cost $94,752,148)		94,328,792

	Shares	Value
OTHER INVESTMENT COMPANY - 2.5%
Securities Lending Collateral - 2.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.56% (H)	28,151,370	28,151,370

Total Other Investment Company (Cost $28,151,370)		28,151,370

Principal	Value
REPURCHASE AGREEMENT - 1.9%

Fixed Income Clearing Corp., 0.85% (H), dated 12/31/2019, to be repurchased at $21,134,477 on 01/02/2020. Collateralized by a U.S. Government Obligation, 2.75%, due 09/15/2021, and with a value of $21,560,970.

$ 21,133,479	$ 21,133,479

Total Repurchase Agreement (Cost $21,133,479)	21,133,479

Total Investments (Cost $958,969,363)	1,166,944,599
Net Other Assets (Liabilities) - (3.7)%	(41,736,701)

Net Assets - 100.0%	$ 1,125,207,898

SECURITY VALUATION:

Valuation Inputs (I)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$664,376,360	$—	$—	$664,376,360
Convertible Preferred Stock	60,076	—	—	60,076
Preferred Stock	666,855	—	—	666,855
Asset-Backed Securities	—	16,418,244	—	16,418,244
Corporate Debt Securities	—	189,609,975	—	189,609,975
Mortgage-Backed Securities	—	15,562,291	—	15,562,291
U.S. Government Agency Obligations	—	136,637,157	—	136,637,157
U.S. Government Obligations	—	94,328,792	—	94,328,792
Other Investment Company	28,151,370	—	—	28,151,370
Repurchase Agreement	—	21,133,479	—	21,133,479

Total Investments	$693,254,661	$473,689,938	$—	$1,166,944,599

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $27,568,998. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, the total value of 144A securities is $62,867,958, representing 5.6% of the Portfolio’s net assets.
(E)	Floating or variable rate securities. The rates disclosed are as of December 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(F)	Perpetual maturity. The date displayed is the next call date.
(G)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after December 31, 2019. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(H)	Rates disclosed reflect the yields at December 31, 2019.
(I)	There were no transfers in or out of Level 3 during the year ended December 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Janus Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2019

Assets:
Investments, at value (cost $937,835,884) (including securities loaned of $27,568,998)	$1,145,811,120
Repurchase agreement, at value (cost $21,133,479)	21,133,479
Cash	703,736
Receivables and other assets:
Investments sold	74,090
When-issued, delayed-delivery, forward and TBA commitments sold	11,474,129
Net income from securities lending	2,258
Shares of beneficial interest sold	667,120
Dividends	834,790
Interest	2,735,667

Total assets	1,183,436,389

Liabilities:
Cash collateral received upon return of:
Securities on loan	28,151,370
Payables and other liabilities:
Investments purchased	1,013,771
When-issued, delayed-delivery, forward and TBA commitments purchased	27,949,470
Shares of beneficial interest redeemed	1,323
Investment management fees	704,627
Distribution and service fees	241,621
Transfer agent costs	1,535
Trustees, CCO and deferred compensation fees	3,168
Audit and tax fees	27,054
Custody fees	52,683
Legal fees	11,871
Printing and shareholder reports fees	55,915
Other accrued expenses	14,083

Total liabilities	58,228,491

Net assets	$1,125,207,898

Net assets consist of:
Capital stock ($0.01 par value)	$668,790
Additional paid-in capital	855,993,272
Total distributable earnings (accumulated losses)	268,545,836

Net assets	$1,125,207,898

Net assets by class:
Initial Class	$13,442,964
Service Class	1,111,764,934

Shares outstanding:
Initial Class	787,115
Service Class	66,091,899

Net asset value and offering price per share:
Initial Class	$17.08
Service Class	16.82

STATEMENT OF OPERATIONS

For the year ended December 31, 2019

Investment Income:
Dividend income	$12,837,663
Interest income	14,100,772
Net income from securities lending	75,645
Withholding taxes on foreign income	(45,443)

Total investment income	26,968,637

Expenses:
Investment management fees	7,584,936
Distribution and service fees:
Service Class	2,592,467
Transfer agent costs	15,843
Trustees, CCO and deferred compensation fees	32,298
Audit and tax fees	43,467
Custody fees	124,707
Legal fees	56,617
Printing and shareholder reports fees	81,136
Other	59,490

Total expenses	10,590,961

Net investment income (loss)	16,377,676

Net realized gain (loss) on:
Investments	48,162,835
Foreign currency transactions	2,701

Net realized gain (loss)	48,165,536

Net change in unrealized appreciation (depreciation) on:
Investments	139,506,412

Net realized and change in unrealized gain (loss)	187,671,948

Net increase (decrease) in net assets resulting from operations	$204,049,624

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Janus Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2019	December 31, 2018
From operations:
Net investment income (loss)	$16,377,676	$14,348,837
Net realized gain (loss)	48,165,536	45,436,938
Net change in unrealized appreciation (depreciation)	139,506,412	(61,818,369)

Net increase (decrease) in net assets resulting from operations	204,049,624	(2,032,594)

Dividends and/or distributions to shareholders:
Initial Class	(752,433)	(457,771)
Service Class	(60,756,958)	(37,241,663)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(61,509,391)	(37,699,434)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,631,777	1,154,250
Service Class	44,790,705	69,394,395

	46,422,482	70,548,645

Dividends and/or distributions reinvested:
Initial Class	752,433	457,771
Service Class	60,756,958	37,241,663

	61,509,391	37,699,434

Cost of shares redeemed:
Initial Class	(1,428,781)	(1,864,467)
Service Class	(68,362,824)	(60,733,083)

	(69,791,605)	(62,597,550)

Net increase (decrease) in net assets resulting from capital share transactions	38,140,268	45,650,529

Net increase (decrease) in net assets	180,680,501	5,918,501

Net assets:
Beginning of year	944,527,397	938,608,896

End of year	$1,125,207,898	$944,527,397

Capital share transactions - shares:
Shares issued:
Initial Class	99,934	73,415
Service Class	2,803,182	4,453,795

	2,903,116	4,527,210

Shares reinvested:
Initial Class	46,939	28,955
Service Class	3,845,377	2,387,286

	3,892,316	2,416,241

Shares redeemed:
Initial Class	(86,981)	(119,510)
Service Class	(4,243,120)	(3,947,802)

	(4,330,101)	(4,067,312)

Net increase (decrease) in shares outstanding:
Initial Class	59,892	(17,140)
Service Class	2,405,439	2,893,279

	2,465,331	2,876,139

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Janus Balanced VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of year	$14.87	$15.45	$13.47	$13.18		$13.60

Investment operations:
Net investment income (loss) (A)	0.29	0.27	0.26	0.23	(B)	0.24
Net realized and unrealized gain (loss)	2.93	(0.20)	2.02	0.33		(0.21)

Total investment operations	3.22	0.07	2.28	0.56		0.03

Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.27)	(0.23)	(0.16)		(0.12)
Net realized gains	(0.74)	(0.38)	(0.07)	(0.11)		(0.33)

Total dividends and/or distributions to shareholders	(1.01)	(0.65)	(0.30)	(0.27)		(0.45)

Net asset value, end of year	$17.08	$14.87	$15.45	$13.47		$13.18

Total return	22.08%	0.22%	17.04%	4.33%		0.34%

Ratio and supplemental data:
Net assets end of year (000’s)	$13,443	$10,813	$11,503	$9,868		$10,148
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.76%	0.76%	0.77%	0.77%		0.79%
Including waiver and/or reimbursement and recapture	0.76%	0.76%	0.77%	0.77	%(B)	0.79%
Net investment income (loss) to average net assets	1.80%	1.73%	1.80%	1.77	%(B)	1.76%
Portfolio turnover rate	87%	105%	63%	84%		75%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.

For a share outstanding during the years indicated:

Service Class
December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015
Net asset value, beginning of year	$14.66	$15.25	$13.30	$13.02	$13.45

Investment operations:
Net investment income (loss) (A)	0.25	0.23	0.22	0.20	(B)	0.20
Net realized and unrealized gain (loss)	2.88	(0.21)	1.99	0.33	(0.20)

Total investment operations	3.13	0.02	2.21	0.53	0.00	(C)

Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.23)	(0.19)	(0.14)	(0.10)
Net realized gains	(0.74)	(0.38)	(0.07)	(0.11)	(0.33)

Total dividends and/or distributions to shareholders	(0.97)	(0.61)	(0.26)	(0.25)	(0.43)

Net asset value, end of year	$16.82	$14.66	$15.25	$13.30	$13.02

Total return	21.77%	(0.06)%	16.73%	4.12%	0.12%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,111,765	$933,714	$927,106	$758,553	$617,439
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.01%	1.01%	1.02%	1.03%	1.04%
Including waiver and/or reimbursement and recapture	1.01%	1.01%	1.02%	1.02	%(B)	1.04%
Net investment income (loss) to average net assets	1.56%	1.49%	1.55%	1.53	%(B)	1.51%
Portfolio turnover rate	87%	105%	63%	84%	75%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Rounds to less than $0.01 or $(0.01).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2019

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Janus Balanced VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2019

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2019, commissions recaptured are $6,128.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2019

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2019, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

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Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SECURITY VALUATION (continued)

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2019, if any, are identified within the Schedule of Investments.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or

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Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

4. SECURITIES AND OTHER INVESTMENTS (continued)

prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2019, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2019, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2019.

Repurchase agreements at December 31, 2019, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as; the borrowers

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Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities on non-U.S. fixed income investments, as well as on securities traded on U.S. exchanges. Loan counterparties pledge cash collateral with a value of at least 105% of the current value of the loaned securities for non-U.S. equity positions. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio (the “Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2019; however no individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2019, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2019.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$4,140,742	$—	$—	$—	$4,140,742
Corporate Debt Securities	5,417,326	—	—	—	5,417,326
U.S. Government Obligations	18,593,302	—	—	—	18,593,302
Total Securities Lending Transactions	$28,151,370	$—	$—	$—	$28,151,370
Total Borrowings	$28,151,370	$—	$—	$—	$28,151,370

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2019

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $250 million	0.760%
Over $250 million up to $500 million	0.730
Over $500 million up to $1 billion	0.705
Over $1 billion	0.680

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.90%	May 1, 2020
Service Class	1.15	May 1, 2020

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the thirty-six months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2019 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2019, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2020. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transamerica Series Trust	Annual Report 2019

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2019, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2019, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2019.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2019, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 380,769,509	$ 507,676,597	$ 368,353,444	$ 549,473,300

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and premium amortization accruals. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gain and losses, paydown gains and losses, partnership basis adjustments, and premium amortization. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings (Accumulated Losses)
$ (42)	$ 42

As of December 31, 2019, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 961,881,419	$ 210,883,623	$ (5,820,443)	$ 205,063,180

Transamerica Series Trust	Annual Report 2019

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2019, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2019, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2019 and 2018 are as follows:

2019 Distributions Paid From			2018 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 14,431,454	$ 47,077,937	$ —	$ 17,937,542	$ 19,761,892	$ —

As of December 31, 2019, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 25,332,861	$ 38,149,795	$ —	$ —	$ —	$ 205,063,180

9. CHANGE IN ACCOUNTING PRINCIPLE

The Portfolio has adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2017-08 “Premium Amortization of Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Portfolio has changed the amortization period for the premium on certain purchased callable debt securities with explicit non-contingent call features to the earliest call date.

It is impracticable to evaluate the effect on individual prior periods, therefore the Portfolio applied the amendments on a modified retrospective basis by recognizing a cumulative effect adjustment that decreased the beginning of period cost of investments and increased the unrealized appreciation on investments by $88,238. This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total accumulated earnings (loss) or the net asset value of the Portfolio’s financial statements.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and has early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

Transamerica Series Trust	Annual Report 2019

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

12. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as sub-adviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties have been deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Janus Balanced VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Janus Balanced VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2020

Transamerica Series Trust	Annual Report 2019

Transamerica Janus Balanced VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $47,077,937 for the year ended December 31, 2019.

Transamerica Series Trust	Annual Report 2019

Transamerica Janus Mid-Cap Growth VP

(unaudited)

MARKET ENVIRONMENT

Mid-cap stocks delivered strong performance for the fiscal year, aided by resilient U.S. economic growth and solid corporate earnings. Uncertainty over the global economic outlook and trade policy contributed to periods of volatility, however. The U.S. Federal Reserve (“Fed”) acknowledged economic risks posed by slower global growth and higher tariffs with three interest rate cuts. In December, news that the U.S. and China were close to an initial trade deal helped stocks end the year on a strong note. Against this backdrop, mid-cap stocks rose but underperformed large-cap stocks for the year. Growth stocks outperformed value. Information technology was the strongest-performing market sector of the index. Energy was the weakest-performing sector as global economic uncertainty weighed on oil prices.

PERFORMANCE

For the year ended December 31, 2019, Transamerica Janus Mid-Cap Growth VP, Initial Class returned 36.71%. By comparison, its benchmark, the Russell Midcap® Growth Index, returned 35.47%.

STRATEGY REVIEW

The Portfolio outperformed its benchmark during the fiscal year, aided by stock selection in the industrials sector. In industrials, the Portfolio tends to own “durable growth” companies we believe will deliver sustainable long-term growth across a variety of economic environments. Stock selection in consumer discretionary detracted from relative results due to some stock-specific challenges.

Global Payments, Inc. was our largest individual contributor to performance as it benefited from consolidation among payments companies. A merger between Global Payments and Total System Services underscored the value of payments networks and also created enthusiasm for these companies to produce considerable cost synergies.

KLA Corp., the second-largest contributor, is a leading supplier of advanced inspection equipment used in the semiconductor production process. It is committed to innovation and is a leader in its industry. It benefited from improved demand in its end markets. In the fourth quarter, easing trade tensions also alleviated uncertainty in the semiconductor supply chain.

Biotechnology company Sage Therapeutics, Inc. was the largest detractor. The stock declined sharply in the fourth quarter after one of the company’s drugs, under review as a potential treatment for major depressive disorder, performed worse than expected in phase three clinical trials. In our view, the company has the potential to run additional trials on this drug, which may provide more positive results, and we maintained our positon.

Another performance detractor, ICU Medical, Inc., supplies IV delivery solutions, including IV pumps, consumable bags and IV solution. The stock price declined after the company cut production due to overcapacity in the IV solution market. We believe pricing in the IV solution market may eventually stabilize, and we continue to like the high margins and strong competitive positioning of the company’s IV pump and consumables businesses. For this reason, we held onto the position.

Brian Demain, CFA

Cody Wheaton, CFA

Co-Portfolio Managers

Janus Capital Management LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	99.7%
Other Investment Company	5.1
Repurchase Agreement	0.3
Right	0.1
Net Other Assets (Liabilities)	(5.2)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2019

Transamerica Janus Mid-Cap Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	36.71%	10.14%	11.88%	03/01/1993
Russell Midcap® Growth Index (A)	35.47%	11.60%	14.24%
Service Class	36.33%	9.87%	11.60%	05/01/2003

(A) The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in small- and medium-size companies involves greater risk than is customarily associated with more established companies. The securities of small and mid capitalization companies are subject to higher volatility than larger, more established companies.

Generally, each subaccount has broad risks that apply to all subaccounts, such as market risk, as well as specific risks of investing in particular types of subaccounts.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2019

Transamerica Janus Mid-Cap Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2019, and held for the entire six-month period until December 31, 2019.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,075.50	$4.34	$1,021.00	$4.23	0.83%
Service Class	1,000.00	1,074.10	5.65	1,019.80	5.50	1.08

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2019

Transamerica Janus Mid-Cap Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2019

	Shares	Value
COMMON STOCKS - 99.7%
Aerospace & Defense - 3.1%
L3 Harris Technologies, Inc.	87,974	$ 17,407,415
Teledyne Technologies, Inc. (A)	53,998	18,712,467

		36,119,882

Airlines - 1.3%
Ryanair Holdings PLC, ADR (A)	108,161	9,475,985
Southwest Airlines Co.	110,524	5,966,086

		15,442,071

Auto Components - 0.5%
Visteon Corp. (A)	67,210	5,819,714

Banks - 0.5%
SVB Financial Group (A)	23,850	5,987,304

Biotechnology - 1.3%
Neurocrine Biosciences, Inc. (A)	74,599	8,018,646
Sage Therapeutics, Inc. (A) (B)	24,374	1,759,559
Sarepta Therapeutics, Inc. (A) (B)	40,646	5,244,960

		15,023,165

Capital Markets - 5.7%
Cboe Global Markets, Inc.	67,174	8,060,880
LPL Financial Holdings, Inc.	307,754	28,390,307
MSCI, Inc.	28,358	7,321,468
TD Ameritrade Holding Corp.	481,491	23,930,103

		67,702,758

Commercial Services & Supplies - 3.3%
Cimpress PLC (A) (B)	129,472	16,283,693
Edenred	189,264	9,786,911
Ritchie Bros Auctioneers, Inc.	302,604	12,996,842

		39,067,446

Consumer Finance - 0.6%
Synchrony Financial	198,700	7,155,187

Containers & Packaging - 1.3%
Sealed Air Corp.	373,427	14,873,597

Diversified Consumer Services - 1.4%
frontdoor, Inc. (A)	136,068	6,452,345
ServiceMaster Global Holdings, Inc. (A)	272,137	10,520,816

		16,973,161

Electrical Equipment - 2.4%
Sensata Technologies Holding PLC (A)	533,494	28,739,322

Electronic Equipment, Instruments & Components - 5.8%
Belden, Inc.	129,613	7,128,715
Dolby Laboratories, Inc., Class A	178,599	12,287,611
Flex, Ltd. (A)	886,084	11,182,380
National Instruments Corp.	354,044	14,990,223
TE Connectivity, Ltd.	240,891	23,086,994

		68,675,923

Entertainment - 0.6%
Liberty Media Corp. - Liberty Formula One, Class C (A)	154,498	7,101,501

Equity Real Estate Investment Trusts - 4.2%
Crown Castle International Corp.	177,757	25,268,157
Lamar Advertising Co., Class A	270,656	24,158,755

		49,426,912

Health Care Equipment & Supplies - 8.5%
Boston Scientific Corp. (A)	578,223	26,147,244

	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
Cooper Cos., Inc.	69,679	$ 22,387,166
DENTSPLY SIRONA, Inc.	139,899	7,916,884
ICU Medical, Inc. (A)	37,333	6,985,751
STERIS PLC	121,438	18,509,580
Teleflex, Inc.	29,283	11,023,292
Varian Medical Systems, Inc. (A)	54,959	7,804,728

		100,774,645

Hotels, Restaurants & Leisure - 3.3%
Aramark	255,413	11,084,924
Dunkin’ Brands Group, Inc.	200,077	15,113,817
Norwegian Cruise Line Holdings, Ltd. (A)	206,671	12,071,653

		38,270,394

Industrial Conglomerates - 1.0%
Carlisle Cos., Inc.	69,903	11,313,102

Insurance - 6.6%
Aon PLC	128,352	26,734,438
Intact Financial Corp.	190,300	20,578,281
Willis Towers Watson PLC	49,977	10,092,355
WR Berkley Corp.	291,517	20,143,825

		77,548,899

Internet & Direct Marketing Retail - 0.3%
Wayfair, Inc., Class A (A) (B)	39,856	3,601,787

IT Services - 12.0%
Amdocs, Ltd.	277,948	20,065,066
Broadridge Financial Solutions, Inc.	145,405	17,963,334
Euronet Worldwide, Inc. (A)	41,229	6,496,041
Fidelity National Information Services, Inc.	152,478	21,208,165
Gartner, Inc. (A)	11,268	1,736,399
Global Payments, Inc.	140,751	25,695,503
GoDaddy, Inc., Class A (A)	283,628	19,264,014
WEX, Inc. (A)	138,640	29,039,534

		141,468,056

Life Sciences Tools & Services - 5.4%
IQVIA Holdings, Inc. (A)	108,771	16,806,207
PerkinElmer, Inc.	229,553	22,289,596
PRA Health Sciences, Inc. (A)	79,584	8,845,762
Waters Corp. (A)	69,034	16,129,794

		64,071,359

Machinery - 3.5%
Ingersoll-Rand PLC	53,055	7,052,071
Middleby Corp. (A)	66,054	7,234,234
Rexnord Corp. (A)	408,642	13,329,902
Westinghouse Air Brake Technologies Corp.	177,116	13,779,625

		41,395,832

Media - 0.9%
Omnicom Group, Inc.	130,433	10,567,682

Pharmaceuticals - 2.1%
Bristol-Myers Squibb Co.	106,779	6,854,144
Catalent, Inc. (A)	231,515	13,034,294
Elanco Animal Health, Inc. (A)	170,222	5,013,038

		24,901,476

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Janus Mid-Cap Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Professional Services - 3.7%
CoStar Group, Inc. (A)	21,161	$ 12,660,626
IHS Markit, Ltd. (A)	159,579	12,024,278
Verisk Analytics, Inc.	126,047	18,823,859

		43,508,763

Road & Rail - 0.5%
Old Dominion Freight Line, Inc.	28,409	5,391,460

Semiconductors & Semiconductor Equipment - 8.2%
KLA Corp.	106,938	19,053,143
Lam Research Corp.	67,889	19,850,744
Microchip Technology, Inc. (B)	273,182	28,607,619
ON Semiconductor Corp. (A)	942,844	22,986,537
Xilinx, Inc.	64,711	6,326,794

		96,824,837

Software - 8.6%
Atlassian Corp. PLC, Class A (A)	92,537	11,135,902
Constellation Software, Inc.	32,657	31,716,686
Intuit, Inc.	22,190	5,812,227
Nice, Ltd., ADR (A)	173,173	26,867,791
SS&C Technologies Holdings, Inc.	423,789	26,020,644

		101,553,250

Specialty Retail - 1.2%
CarMax, Inc. (A)	93,812	8,224,498
Williams-Sonoma, Inc. (B)	84,185	6,182,546

		14,407,044

Textiles, Apparel & Luxury Goods - 1.2%
Gildan Activewear, Inc.	469,343	13,859,699

Trading Companies & Distributors - 0.7%
Ferguson PLC	87,469	7,936,507

Total Common Stocks (Cost $790,404,934)		1,175,502,735

	Shares	Value
RIGHT - 0.1%
Pharmaceuticals - 0.1%
Bristol-Myers Squibb Co., (A) (B) Exercise Price $3.48, Expiration Date 03/31/2021	106,779	$ 321,405

Total Right (Cost $227,439)		321,405

OTHER INVESTMENT COMPANY - 5.1%
Securities Lending Collateral - 5.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.56% (C)	60,617,130	60,617,130

Total Other Investment Company (Cost $60,617,130)		60,617,130

	Principal	Value
REPURCHASE AGREEMENT - 0.3%
Fixed Income Clearing Corp., 0.85% (C), dated 12/31/2019, to be repurchased at $3,797,425 on 01/02/2020. Collateralized by a U.S. Government Obligation, 2.75%, due 09/15/2021, and with a value of $3,877,688.	$ 3,797,245	3,797,245

Total Repurchase Agreement (Cost $3,797,245)		3,797,245

Total Investments (Cost $855,046,748)		1,240,238,515
Net Other Assets (Liabilities) - (5.2)%		(60,858,744)

Net Assets - 100.0%		$ 1,179,379,771

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$1,157,779,317	$17,723,418	$—	$1,175,502,735
Right	321,405	—	—	321,405
Other Investment Company	60,617,130	—	—	60,617,130
Repurchase Agreement	—	3,797,245	—	3,797,245

Total Investments	$1,218,717,852	$21,520,663	$—	$1,240,238,515

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Janus Mid-Cap Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $59,317,967. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2019.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Janus Mid-Cap Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2019

Assets:
Investments, at value (cost $851,249,503) (including securities loaned of $59,317,967)	$1,236,441,270
Repurchase agreement, at value (cost $3,797,245)	3,797,245
Foreign currency, at value (cost $94,152)	94,670
Receivables and other assets:
Investments sold	295,123
Net income from securities lending	5,359
Shares of beneficial interest sold	302,272
Dividends	401,302
Interest	90

Total assets	1,241,337,331

Liabilities:
Cash collateral received upon return of:
Securities on loan	60,617,130
Payables and other liabilities:
Shares of beneficial interest redeemed	272,769
Investment management fees	809,572
Distribution and service fees	41,987
Transfer agent costs	1,618
Trustees, CCO and deferred compensation fees	3,695
Audit and tax fees	17,696
Custody fees	34,313
Legal fees	12,734
Printing and shareholder reports fees	130,736
Other accrued expenses	15,310

Total liabilities	61,957,560

Net assets	$1,179,379,771

Net assets consist of:
Capital stock ($0.01 par value)	$300,427
Additional paid-in capital	714,720,056
Total distributable earnings (accumulated losses)	464,359,288

Net assets	$1,179,379,771

Net assets by class:
Initial Class	$983,244,129
Service Class	196,135,642

Shares outstanding:
Initial Class	24,842,167
Service Class	5,200,559

Net asset value and offering price per share:
Initial Class	$39.58
Service Class	37.71

STATEMENT OF OPERATIONS

For the year ended December 31, 2019

Investment Income:
Dividend income	$10,160,140
Interest income	338,041
Net income from securities lending	89,498
Withholding taxes on foreign income	(281,675)

Total investment income	10,306,004

Expenses:
Investment management fees	8,786,421
Distribution and service fees:
Service Class	407,896
Transfer agent costs	16,687
Trustees, CCO and deferred compensation fees	34,799
Audit and tax fees	31,305
Custody fees	79,616
Legal fees	61,149
Printing and shareholder reports fees	178,772
Other	67,290

Total expenses	9,663,935

Net investment income (loss)	642,069

Net realized gain (loss) on:
Investments	78,103,918
Foreign currency transactions	(894)

Net realized gain (loss)	78,103,024

Net change in unrealized appreciation (depreciation) on:
Investments	257,349,577
Translation of assets and liabilities denominated in foreign currencies	555

Net change in unrealized appreciation (depreciation)	257,350,132

Net realized and change in unrealized gain (loss)	335,453,156

Net increase (decrease) in net assets resulting from operations	$336,095,225

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Janus Mid-Cap Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2019	December 31, 2018
From operations:
Net investment income (loss)	$642,069	$1,538,896
Net realized gain (loss)	78,103,024	61,330,927
Net change in unrealized appreciation (depreciation)	257,350,132	(79,229,217)

Net increase (decrease) in net assets resulting from operations	336,095,225	(16,359,394)

Dividends and/or distributions to shareholders:
Initial Class	(51,748,468)	(41,266,640)
Service Class	(9,390,268)	(6,302,322)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(61,138,736)	(47,568,962)

Capital share transactions:
Proceeds from shares sold:
Initial Class	23,284,379	195,268,556
Service Class	36,832,243	26,651,396

	60,116,622	221,919,952

Dividends and/or distributions reinvested:
Initial Class	51,748,468	41,266,640
Service Class	9,390,268	6,302,322

	61,138,736	47,568,962

Cost of shares redeemed:
Initial Class	(138,920,334)	(104,676,210)
Service Class	(14,069,882)	(18,936,352)

	(152,990,216)	(123,612,562)

Net increase (decrease) in net assets resulting from capital share transactions	(31,734,858)	145,876,352

Net increase (decrease) in net assets	243,221,631	81,947,996

Net assets:
Beginning of year	936,158,140	854,210,144

End of year	$1,179,379,771	$936,158,140

Capital share transactions - shares:
Shares issued:
Initial Class	637,843	5,762,144
Service Class	1,026,467	795,516

	1,664,310	6,557,660

Shares reinvested:
Initial Class	1,404,300	1,173,014
Service Class	267,149	187,013

	1,671,449	1,360,027

Shares redeemed:
Initial Class	(3,687,483)	(3,132,402)
Service Class	(399,808)	(589,065)

	(4,087,291)	(3,721,467)

Net increase (decrease) in shares outstanding:
Initial Class	(1,645,340)	3,802,756
Service Class	893,808	393,464

	(751,532)	4,196,220

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Janus Mid-Cap Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of year	$30.58	$32.30	$25.23	$28.35		$35.49

Investment operations:
Net investment income (loss) (A)	0.03	0.06	0.03	0.04	(B)	(0.25)
Net realized and unrealized gain (loss)	11.04	(0.25)	7.26	(0.66)		(1.61)

Total investment operations	11.07	(0.19)	7.29	(0.62)		(1.86)

Dividends and/or distributions to shareholders:
Net investment income	(0.03)	(0.02)	(0.03)	—		—
Net realized gains	(2.04)	(1.51)	(0.19)	(2.50)		(5.28)

Total dividends and/or distributions to shareholders	(2.07)	(1.53)	(0.22)	(2.50)		(5.28)

Net asset value, end of year	$39.58	$30.58	$32.30	$25.23		$28.35

Total return	36.71%	(1.22)%	29.01%	(2.04)%		(5.03)%

Ratio and supplemental data:
Net assets end of year (000’s)	$983,244	$810,104	$732,785	$651,050		$521,496
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.83%	0.83%	0.83%	0.87%		0.87%
Including waiver and/or reimbursement and recapture	0.83%	0.83%	0.83%	0.86	%(B)	0.87%
Net investment income (loss) to average net assets	0.09%	0.19%	0.09%	0.17	%(B)	(0.76)%
Portfolio turnover rate	10%	18%	15%	123%		21%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of year	$29.27	$31.03	$24.27	$27.44		$34.62

Investment operations:
Net investment income (loss) (A)	(0.06)	(0.02)	(0.04)	(0.01	)(B)	(0.33)
Net realized and unrealized gain (loss)	10.54	(0.23)	6.99	(0.66)		(1.57)

Total investment operations	10.48	(0.25)	6.95	(0.67)		(1.90)

Dividends and/or distributions to shareholders:
Net realized gains	(2.04)	(1.51)	(0.19)	(2.50)		(5.28)

Net asset value, end of year	$37.71	$29.27	$31.03	$24.27		$27.44

Total return	36.33%	(1.46)%	28.74%	(2.30)%		(5.26)%

Ratio and supplemental data:
Net assets end of year (000’s)	$196,136	$126,054	$121,425	$98,654		$107,324
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.08%	1.08%	1.08%	1.12%		1.12%
Including waiver and/or reimbursement and recapture	1.08%	1.08%	1.08%	1.11	%(B)	1.12%
Net investment income (loss) to average net assets	(0.16)%	(0.07)%	(0.16)%	(0.04	)%(B)	(1.02)%
Portfolio turnover rate	10%	18%	15%	123%		21%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2019

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Janus Mid-Cap Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2019

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2019, commissions recaptured are $14,132.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

Transamerica Series Trust	Annual Report 2019

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2019, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Rights: Rights may be priced intrinsically using a model that incorporates the subscription or strike price, the daily market price for the underlying security, and a subscription ratio. If the inputs are unavailable, or if the subscription or strike price is higher than the market price, then the rights are priced at zero. Rights are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2019

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2019, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2019.

Repurchase agreements at December 31, 2019, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities on non-U.S. fixed income investments, as well as on securities traded on U.S. exchanges. Loan counterparties pledge cash collateral with a value of at least 105% of the current value of the loaned securities for non-U.S. equity positions. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio (the “Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2019; however no individual fund has a significant holding in the Navigator. By lending securities, the

Transamerica Series Trust	Annual Report 2019

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2019, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2019.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$60,297,240	$—	$—	$—	$60,297,240
Rights	319,890	—	—	—	319,890
Total Securities Lending Transactions	$60,617,130	$—	$—	$—	$60,617,130
Total Borrowings	$60,617,130	$—	$—	$—	$60,617,130

6. RISK FACTOR

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Small and medium capitalization risk: Small or medium capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2019

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $500 million	0.805%
Over $500 million up to $1 billion	0.770
Over $1 billion	0.750

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.90%	May 1, 2020
Service Class	1.15	May 1, 2020

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the thirty-six months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any, other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2019 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2019, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2020. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2019, costs

Transamerica Series Trust	Annual Report 2019

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2019, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2019.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2019, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
108,509,488	—	163,024,453	—

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gain and losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2019, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 855,130,882	$ 394,803,684	$ (9,696,051)	$ 385,107,633

As of December 31, 2019, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2019, the Portfolio did not have any capital loss carryforwards utilized or expired.

Transamerica Series Trust	Annual Report 2019

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2019 and 2018 are as follows:

2019 Distributions Paid From			2018 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 1,278,674	$ 59,860,062	$ —	$ 12,086,120	$ 35,482,842	$ —

As of December 31, 2019, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 2,678,269	$ 76,572,907	$ —	$ —	$ —	$ 385,108,112

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and has early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

12. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as sub-adviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Transamerica Series Trust	Annual Report 2019

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

12. LEGAL PROCEEDINGS (continued)

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties have been deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Janus Mid-Cap Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Janus Mid-Cap Growth VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2020

Transamerica Series Trust	Annual Report 2019

Transamerica Janus Mid-Cap Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $59,860,062 for the year ended December 31, 2019.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Conservative VP

(unaudited)

MARKET ENVIRONMENT

In many ways, 2019 was a year of dislocation and disruption, and for market participants the yawning gulf between stock market returns and economic growth was probably the clearest illustration of this. Over the year, economic activity and asset markets moved in opposing directions as earnings growth flatlined and world gross domestic product sank to below trend, yet all major asset classes posted handsome gains. In our view, three factors – a global manufacturing slump, heightened geopolitical tension and easier monetary policy – were the hallmarks of 2019. On a relative basis, U.S. large-cap equity was the best-performing equity market for the year on a relative basis. Developed international markets and emerging markets also posted strong returns, though they lagged the U.S. fixed income markets, measured by the Bloomberg Barclays US Aggregate Bond Index, returned high single digit returns.

After a sharp sell-off in the fourth quarter of 2018, the market bounced back in the first quarter of 2019 given strong corporate profits, particularly among cyclical sectors. In spite of market gains, the 3-month and 10-year Treasury yield curve experienced a formal inversion at the end of the quarter, leading to investor concern since yield curve inversions have often historically predated recessions. Volatility escalated in May with increased tensions surrounding U.S./China tariffs as well as signs of slower economic growth globally, despite a generally constructive earnings backdrop. However, the tide began turning from quantitative tightening to broad-based easing over the summer months, as central banks moved to facilitate global growth. By August, the U.S. Federal Reserve’s (“Fed”) move to cut rates, together with President Trump’s surprise tariff proposal and weakening U.S. Manufacturing Purchasing Managers Index numbers, led to an increasingly risk-off sentiment, but despite volatility under the surface, the labor market remained tight, consumer confidence was strong, and corporate profits were sound. The market again rebounded in September, accompanied by a dramatic rotation from growth into value, and posted solid gains through the fourth quarter. Corporate profits have remained robust, with buybacks acting as a tailwind. In December, the U.S. and China reached agreement on a “Phase One Trade Deal”, easing concern surrounding the most extreme trade war scenarios.

Global fixed income markets had a solid year of returns as interest rates globally fell due to dovish central bank policies. After raising the Federal Funds Rate 25 basis points (“bps”) on nine separate occasions since 2015, the Fed reversed direction and made three 25 bps reductions in 2019, ending the year at a target range of 1.50-1.75%. High yield bonds benefited from both a fall in yields and a robust equity market, achieving double-digit returns in 2019.

PERFORMANCE

For the year ended December 31, 2019, Transamerica JPMorgan Asset Allocation – Conservative VP, Initial Class returned 13.90%. By comparison, its primary and secondary benchmarks, the Bloomberg Barclays US Aggregate Bond Index and the Wilshire 5000 Total Market IndexSM, returned 8.72% and 30.24%, respectively.

STRATEGY REVIEW

We have been positioned with a slight overweight to equities and an underweight position to fixed income duration. We have maintained a small overweight to U.S. dollar-denominated cash. Within equities, we have been positioned in favor of the U.S. and Emerging Markets while Japan and the Eurozone remained underweights. The risk management framework (“RMF”) was active and had a negative impact on performance during the 12-month period ended December 31, 2019. Security selection contributed positively during the period and tactical asset allocation decisions detracted slightly.

With regard to tactical asset allocation, the Fund entered the year underweight risk in sympathy with the RMF signals. This detracted from first quarter performance as the market rebounded sharply in January after the material sell-off in the fourth quarter of 2018. After the Fed’s pivot in February to a more accommodative stance we began to add risk back to the Portfolio which positively impacted performance. More specifically, our overweight positions to real estate investment trusts and U.S. large cap equities were the largest contributors as the markets were up substantially for the year. Within fixed income our shift to an underweight duration position during the beginning of the third quarter contributed positively to performance as yields ended the year higher on optimism around trade resolution and a more benign macro backdrop.

Underlying manager performance positively contributed to performance over the 12-month period. Performance was led by Transamerica Unconstrained Bond and Transamerica International Equity, both of which meaningfully outperformed their respective benchmarks. Though overall security selection was positive, some strategies did underperform their respective benchmarks, such as the Transamerica Large Cap Value.

During the fiscal year, the Portfolio used derivatives. These positions detracted from performance.

Michael Feser, CFA

Jeff Geller, CFA

Grace Koo

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Conservative VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	35.3%
U.S. Equity Funds	23.0
U.S. Mixed Allocation Fund	15.0
International Equity Funds	12.0
International Alternative Fund	10.0
U.S. Alternative Fund	3.1
Repurchase Agreement	0.9
U.S. Government Obligation	0.6
Net Other Assets (Liabilities) ^	0.1
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Conservative VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	13.90%	4.82%	5.45%	05/01/2002
Bloomberg Barclays US Aggregate Bond Index (A)	8.72%	3.05%	3.75%
Wilshire 5000 Total Market IndexSM (B)	30.24%	10.97%	13.28%
Service Class	13.55%	4.54%	5.18%	05/01/2003

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Wilshire 5000 Total Market IndexSM measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

The ability of the Portfolio to achieve its objective depends largely on the performance of the underlying portfolio in which it invests. Each underlying portfolio’s performance, in turn, depends on the particular securities in which that underlying portfolio invests. Total expenses associated with the Portfolio may be higher than with other mutual funds.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Conservative VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2019, and held for the entire six-month period until December 31, 2019.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,056.50	$0.78	$1,024.40	$0.77	0.15%
Service Class	1,000.00	1,054.30	2.07	1,023.20	2.04	0.40

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Conservative VP

SCHEDULE OF INVESTMENTS

At December 31, 2019

	Shares	Value
INVESTMENT COMPANIES - 98.4%
International Alternative Fund - 10.0%
Transamerica Unconstrained Bond (A)	13,759,040	$ 136,214,494

International Equity Funds - 12.0%
Transamerica Emerging Markets Equity (A)	2,608,462	26,971,495
Transamerica International Equity (A)	4,213,751	77,322,339
Transamerica International Growth (A)	5,024,900	38,892,728
Transamerica International Small Cap Value (A)	1,519,724	20,273,118

		163,459,680

U.S. Alternative Fund - 3.1%
Transamerica BlackRock Global Real Estate Securities VP (A)	3,121,927	41,833,821

U.S. Equity Funds - 23.0%
Transamerica JPMorgan Enhanced Index VP (A)	4,882,086	107,454,713
Transamerica JPMorgan Mid Cap Value VP (A)	1,221,438	19,885,017
Transamerica Large Cap Value (A)	5,517,995	61,691,183
Transamerica Mid Cap Value Opportunities (A)	1,775,684	20,953,069
Transamerica Morgan Stanley Capital Growth VP (A)	1,854,040	34,225,579
Transamerica T. Rowe Price Small Cap VP (A)	1,746,045	28,670,055
Transamerica WMC US Growth VP (A)	1,134,630	38,974,554

		311,854,170

U.S. Fixed Income Funds - 35.3%
Transamerica Core Bond (A)	14,697,103	149,616,512
Transamerica High Yield Bond (A)	1,708,536	15,803,960
Transamerica Intermediate Bond (A)	29,671,183	309,470,439
Transamerica Short-Term Bond (A)	406,833	4,104,941

		478,995,852

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Mixed Allocation Fund - 15.0%
Transamerica PIMCO Total Return VP (A)	17,360,132	$ 204,155,151

Total Investment Companies (Cost $1,299,662,053)		1,336,513,168

	Principal	Value
U.S. GOVERNMENT OBLIGATION - 0.6%
U.S. Treasury - 0.6%
U.S. Treasury Note 2.00%, 01/31/2020 (B)	$ 9,014,000	9,016,384

Total U.S. Government Obligation (Cost $8,993,774)		9,016,384

REPURCHASE AGREEMENT - 0.9%
Fixed Income Clearing Corp., 0.85% (C), dated 12/31/2019, to be repurchased at $11,747,128 on 01/02/2020. Collateralized by a U.S. Government Obligation, 2.75%, due 09/15/2021, and with a value of $11,982,311.	11,746,573	11,746,573

Total Repurchase Agreement (Cost $11,746,573)		11,746,573

Total Investments (Cost $1,320,402,400)		1,357,276,125
Net Other Assets (Liabilities) - 0.1%		1,112,959

Net Assets - 100.0%		$ 1,358,389,084

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	3,852	03/31/2020	$458,399,509	$456,883,312	$—	$(1,516,197)
CAD Currency	133	03/17/2020	10,085,658	10,252,305	166,647	—
MSCI Emerging Markets Index	727	03/20/2020	39,556,235	40,719,270	1,163,035	—
S&P 500® E-Mini Index	420	03/20/2020	66,589,752	67,853,100	1,263,348	—

Total					$2,593,030	$(1,516,197)

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
10-Year U.S. Treasury Note	(1,108)	03/20/2020	$(143,518,187)	$(142,291,437)	$1,226,750	$—
30-Year U.S. Treasury Bond	(524)	03/20/2020	(83,114,649)	(81,694,875)	1,419,774	—
E-Mini Russell 2000® Index	(9)	03/20/2020	(744,552)	(751,770)	—	(7,218)
MSCI EAFE Index	(11)	03/20/2020	(1,117,797)	(1,120,075)	—	(2,278)
TOPIX Index	(171)	03/12/2020	(27,321,049)	(27,084,902)	236,147	—
U.S. Treasury Ultra Bond	(504)	03/20/2020	(93,847,960)	(91,554,750)	2,293,210	—

Total					$5,175,881	$(9,496)

Total Futures Contracts					$7,768,911	$(1,525,693)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$1,336,513,168	$—	$—	$1,336,513,168
U.S. Government Obligation	—	9,016,384	—	9,016,384
Repurchase Agreement	—	11,746,573	—	11,746,573

Total Investments	$1,336,513,168	$20,762,957	$—	$1,357,276,125

Other Financial Instruments
Futures Contracts (E)	$7,768,911	$—	$—	$7,768,911

Total Other Financial Instruments	$7,768,911	$—	$—	$7,768,911

LIABILITIES
Other Financial Instruments
Futures Contracts (E)	$(1,525,693)	$—	$—	$(1,525,693)

Total Other Financial Instruments	$(1,525,693)	$—	$—	$(1,525,693)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I2 shares of Transamerica Funds and/or affiliated investment in the Initial Class shares of Transamerica Series Trust. The Portfolio’s transactions and earnings are as follows:

Affiliated Investments	Value December 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2019	Shares as of December 31, 2019	Dividend Income	Net Capital Gain Distributions
Transamerica BlackRock Global Real Estate Securities VP	$—	$36,917,196	$—	$—	$4,916,625	$41,833,821	3,121,927	$354,891	$—
Transamerica Core Bond	141,692,657	18,029,701	(18,013,633)	(1,033,939)	8,941,726	149,616,512	14,697,103	4,155,317	—
Transamerica Emerging Markets Equity	23,171,332	724,326	—	—	3,075,837	26,971,495	2,608,462	724,326	—
Transamerica Floating Rate	39,732,984	1,748,514	(42,177,232)	(1,111,527)	1,807,261	—	—	1,745,854	—
Transamerica High Yield Bond	13,868,912	858,625	(4,491)	(25)	1,080,939	15,803,960	1,708,536	851,768	—
Transamerica Inflation Opportunities	—	2,653,337	(2,735,340)	82,003	—	—	—	—	—
Transamerica Intermediate Bond	321,774,405	15,481,533	(46,265,785)	484,193	17,996,093	309,470,439	29,671,183	8,682,298	—
Transamerica International Equity	66,014,709	2,571,654	(3,127,648)	247,897	11,615,727	77,322,339	4,213,751	2,224,437	—
Transamerica International Growth	35,296,736	5,914,279	(9,719,723)	(1,997,174)	9,398,610	38,892,728	5,024,900	739,296	—
Transamerica International Small Cap Value	16,087,621	3,480,721	(2,974,927)	(72,100)	3,751,803	20,273,118	1,519,724	446,359	—
Transamerica JPMorgan Enhanced Index VP	105,434,357	13,097,304	(27,933,849)	5,477,944	11,378,957	107,454,713	4,882,086	1,610,255	11,487,049
Transamerica JPMorgan Mid Cap Value VP	15,755,731	1,926,149	—	—	2,203,137	19,885,017	1,221,438	293,947	1,632,202
Transamerica Large Cap Value	52,244,478	2,903,659	—	—	6,543,046	61,691,183	5,517,995	1,271,690	1,631,969
Transamerica Mid Cap Value Opportunities	16,776,476	809,640	—	—	3,366,953	20,953,069	1,775,684	228,863	580,777
Transamerica Morgan Stanley Capital Growth VP (F)	34,459,129	14,642,201	(9,117,821)	(54,715)	(5,703,215)	34,225,579	1,854,040	438,621	14,203,581
Transamerica PIMCO Total Return VP	216,811,161	5,195,735	(29,748,331)	(427,865)	12,324,451	204,155,151	17,360,132	5,195,735	—
Transamerica Short-Term Bond	—	12,349,778	(8,368,517)	58,019	65,661	4,104,941	406,833	20,761	—
Transamerica Small/Mid Cap Value VP	—	68,187	(63,732)	(4,455)	—	—	—	—	—
Transamerica T. Rowe Price Small Cap VP	19,986,614	4,570,729	—	—	4,112,712	28,670,055	1,746,045	—	2,546,083
Transamerica Unconstrained Bond	77,406,431	58,854,217	(4,225,218)	(106,744)	4,285,808	136,214,494	13,759,040	3,046,602	—
Transamerica WMC US Growth VP	28,865,449	6,769,473	(5,148,623)	1,167,363	7,320,892	38,974,554	1,134,630	387,517	2,480,026

Total	$1,225,379,182	$209,566,958	$(209,624,870)	$2,708,875	$108,483,023	$1,336,513,168	112,223,509	$32,418,537	$34,561,687

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(B)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The value of the security is $8,968,072.
(C)	Rate disclosed reflects the yield at December 31, 2019.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(E)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).
(F)	Includes activity from Transamerica Jennison Growth VP, which merged into Transamerica Morgan Stanley Capital Growth VP on November 1, 2019.

CURRENCY ABBREVIATIONS:

CAD	Canadian Dollar

PORTFOLIO ABBREVIATIONS:

EAFE	Europe, Australasia and Far East
TOPIX	Tokyo Price Index

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Conservative VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2019

Assets:
Affiliated investments, at value (cost $1,299,662,053)	$1,336,513,168
Unaffiliated investments, at value (cost $8,993,774)	9,016,384
Repurchase agreement, at value (cost $11,746,573)	11,746,573
Cash	49
Receivables and other assets:
Net income from securities lending	362
Shares of beneficial interest sold	244,335
Dividends	459,999
Interest	75,721
Variation margin receivable on futures contracts	1,357,418

Total assets	1,359,414,009

Liabilities:
Payables and other liabilities:
Investments purchased	467,150
Shares of beneficial interest redeemed	50,314
Investment management fees	144,994
Distribution and service fees	243,791
Transfer agent costs	1,880
Trustees, CCO and deferred compensation fees	4,897
Audit and tax fees	16,422
Custody fees	17,209
Legal fees	14,876
Printing and shareholder reports fees	44,748
Other accrued expenses	18,644

Total liabilities	1,024,925

Net assets	$1,358,389,084

Net assets consist of:
Capital stock ($0.01 par value)	$1,287,858
Additional paid-in capital	1,259,769,214
Total distributable earnings (accumulated losses)	97,332,012

Net assets	$1,358,389,084

Net assets by class:
Initial Class	$239,260,750
Service Class	1,119,128,334

Shares outstanding:
Initial Class	22,452,543
Service Class	106,333,275

Net asset value and offering price per share:
Initial Class	$10.66
Service Class	10.52
STATEMENT OF OPERATIONS

For the year ended December 31, 2019

Investment Income:
Dividend income from affiliated investments	$32,418,537
Dividend income from unaffiliated investments	4,845
Interest income from unaffiliated investments	286,828

Total investment income	32,710,210

Expenses:
Investment management fees	1,585,163
Distribution and service fees:
Service Class	2,650,589
Transfer agent costs	19,374
Trustees, CCO and deferred compensation fees	39,708
Audit and tax fees	27,356
Custody fees	5,244
Legal fees	68,187
Printing and shareholder reports fees	73,270
Other	71,199

Total expenses	4,540,090

Net investment income (loss)	28,170,120

Net realized gain (loss) on:
Affiliated investments	2,708,875
Unaffiliated investments	1,687,508
Capital gain distributions received from affiliated investment companies	34,561,687
Futures contracts	(7,224,418)

Net realized gain (loss)	31,733,652

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	108,483,023
Unaffiliated investments	(2,544,489)
Futures contracts	2,637,899
Translation of assets and liabilities denominated in foreign currencies	(796)

Net change in unrealized appreciation (depreciation)	108,575,637

Net realized and change in unrealized gain (loss)	140,309,289

Net increase (decrease) in net assets resulting from operations	$168,479,409

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Conservative VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2019	December 31, 2018
From operations:
Net investment income (loss)	$28,170,120	$30,963,228
Net realized gain (loss)	31,733,652	46,612,357
Net change in unrealized appreciation (depreciation)	108,575,637	(137,398,677)

Net increase (decrease) in net assets resulting from operations	168,479,409	(59,823,092)

Dividends and/or distributions to shareholders:
Initial Class	(14,863,359)	(15,176,967)
Service Class	(63,943,021)	(65,295,495)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(78,806,380)	(80,472,462)

Capital share transactions:
Proceeds from shares sold:
Initial Class	21,775,691	26,066,878
Service Class	20,500,111	21,478,141

	42,275,802	47,545,019

Issued from fund acquisition:
Service Class	61,193,301	—

	61,193,301	—

Dividends and/or distributions reinvested:
Initial Class	14,863,359	15,176,967
Service Class	63,943,021	65,295,495

	78,806,380	80,472,462

Cost of shares redeemed:
Initial Class	(37,628,423)	(61,534,525)
Service Class	(133,680,535)	(142,897,263)

	(171,308,958)	(204,431,788)

Net increase (decrease) in net assets resulting from capital share transactions	10,966,525	(76,414,307)

Net increase (decrease) in net assets	100,639,554	(216,709,861)

Net assets:
Beginning of year	1,257,749,530	1,474,459,391

End of year	$1,358,389,084	$1,257,749,530

Capital share transactions - shares:
Shares issued:
Initial Class	2,082,732	2,440,680
Service Class	1,998,780	2,028,574

	4,081,512	4,469,254

Shares issued on fund acquisition:
Service Class	5,959,438	—

	5,959,438	—

Shares reinvested:
Initial Class	1,471,620	1,449,567
Service Class	6,407,116	6,302,654

	7,878,736	7,752,221

Shares redeemed:
Initial Class	(3,611,688)	(5,791,834)
Service Class	(12,970,025)	(13,490,123)

	(16,581,713)	(19,281,957)

Net increase (decrease) in shares outstanding:
Initial Class	(57,336)	(1,901,587)
Service Class	1,395,309	(5,158,895)

	1,337,973	(7,060,482)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Conservative VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2019	December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015
Net asset value, beginning of year	$9.97	$11.06		$10.18		$10.15		$11.05

Investment operations:
Net investment income (loss) (A)	0.25	0.26		0.19		0.21	(B)	0.21
Net realized and unrealized gain (loss)	1.12	(0.69)		1.09		0.26		(0.42)

Total investment operations	1.37	(0.43)		1.28		0.47		(0.21)

Dividends and/or distributions to shareholders:
Net investment income	(0.28)	(0.20)		(0.23)		(0.21)		(0.25)
Net realized gains	(0.40)	(0.46)		(0.17)		(0.23)		(0.44)

Total dividends and/or distributions to shareholders	(0.68)	(0.66)		(0.40)		(0.44)		(0.69)

Net asset value, end of year	$10.66	$9.97		$11.06		$10.18		$10.15

Total return	13.90%	(3.98)%		12.81%		4.62%		(1.96)%

Ratio and supplemental data:
Net assets end of year (000’s)	$239,261	$224,325		$270,096		$272,589		$293,085
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.15%	0.15%		0.15%		0.14%		0.14%
Including waiver and/or reimbursement and recapture	0.15%	0.15	%(D)	0.15	%(D)	0.13	%(B)	0.14%
Net investment income (loss) to average net assets	2.39%	2.45%		1.77%		2.09	%(B)	1.89%
Portfolio turnover rate	9%	12%		7%		68%		51%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2019	December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015
Net asset value, beginning of year	$9.85	$10.94		$10.07		$10.05		$10.94

Investment operations:
Net investment income (loss) (A)	0.22	0.23		0.16		0.19	(B)	0.18
Net realized and unrealized gain (loss)	1.10	(0.69)		1.08		0.24		(0.41)

Total investment operations	1.32	(0.46)		1.24		0.43		(0.23)

Dividends and/or distributions to shareholders:
Net investment income	(0.25)	(0.17)		(0.20)		(0.18)		(0.22)
Net realized gains	(0.40)	(0.46)		(0.17)		(0.23)		(0.44)

Total dividends and/or distributions to shareholders	(0.65)	(0.63)		(0.37)		(0.41)		(0.66)

Net asset value, end of year	$10.52	$9.85		$10.94		$10.07		$10.05

Total return	13.55%	(4.28)%		12.56%		4.30%		(2.14)%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,119,128	$1,033,425		$1,204,363		$1,161,725		$1,192,169
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.40%	0.40%		0.40%		0.39%		0.39%
Including waiver and/or reimbursement and recapture	0.40%	0.40	%(D)	0.40	%(D)	0.38	%(B)	0.39%
Net investment income (loss) to average net assets	2.13%	2.20%		1.53%		1.86	%(B)	1.69%
Portfolio turnover rate	9%	12%		7%		68%		51%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2019

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Asset Allocation –Conservative VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2019 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SECURITY VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2019, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV of the underlying Portfolios as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying portfolios and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2019, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2019.

Repurchase agreements at December 31, 2019, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio, uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2019, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2019.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$4,939,734	$166,647	$2,662,530	$—	$—	$7,768,911
Total	$4,939,734	$166,647	$2,662,530	$—	$—	$7,768,911

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$(1,516,197)	$—	$(9,496)	$—	$—	$(1,525,693)
Total	$(1,516,197)	$—	$(9,496)	$—	$—	$(1,525,693)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2019.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$5,245,281	$73,340	$(12,543,039)	$—	$—	$(7,224,418)
Total	$5,245,281	$73,340	$(12,543,039)	$—	$—	$(7,224,418)

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$3,084,243	$349,572	$(795,916)	$—	$—	$2,637,899
Total	$3,084,243	$349,572	$(795,916)	$—	$—	$2,637,899

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2019.

Futures Contracts at Notional Amount
Long	Short
$ 394,031,125	$ (194,712,039)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $10 billion	0.1225%
Over $10 billion	0.1025

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.25%	May 1, 2020
Service Class	0.50	May 1, 2020

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the thirty-six months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2019 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2019, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2020. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2019, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2019, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2019.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2019, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 108,242,448	$ 12,368,597	$ 234,323,426	$ 16,613,149

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts mark-to-market and straddle loss deferral. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gain and losses and merger adjustments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings
$ 695,937	$ (695,937)

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2019, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,322,154,718	$ 57,650,652	$ (22,293,097)	$ 35,357,555

As of December 31, 2019, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2019, the capital loss carryforwards utilized or expired are $34,810.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2019 and 2018 are as follows:

2019 Distributions Paid From			2018 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 30,931,148	$ 47,875,232	$ —	$ 38,481,025	$ 41,991,437	$ —

As of December 31, 2019, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 29,885,458	$ 32,112,348	$ —	$ —	$ (23,341)	$ 35,357,547

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and has early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

10. REORGANIZATION

Following the close of business on November 1, 2019, the Portfolio acquired all of the net assets of Transamerica Madison Conservative Allocation VP (“Madison Conservative Allocation VP”) pursuant to a Plan of Reorganization. The Portfolio is the accounting survivor. The purpose of the transaction was to achieve operating efficiencies and a more cohesive, focused, and streamlined fund complex. The reorganization was accomplished by a tax-free exchange of shares of the Portfolio for shares of Madison Conservative Allocation VP outstanding following the close of business on November 1, 2019. The cost basis of the investments received from Madison Conservative Allocation VP was carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Shares issued to Madison Conservative Allocation VP shareholders, along with the exchange ratio of the reorganization for Portfolio, were as follows:

Madison Conservative Allocation VP Class	Madison Conservative Allocation VP Shares	Portfolio Class	Portfolio Shares	Dollar Amount	Exchange Ratio (A)
Service	5,667,706	Service	5,959,438	$ 61,193,301	1.05

(A)	Calculated by dividing the Portfolio shares issuable by the Madison Conservative Allocation VP shares outstanding on November 1, 2019.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

10. REORGANIZATION (continued)

The net assets of Madison Conservative Allocation VP, including unrealized appreciation (depreciation), were combined with those of Portfolio. These amounts were as follows:

Madison Conservative Allocation VP Unrealized Appreciation (Depreciation)	Madison Conservative Allocation VP Net Assets	Portfolio Net Assets Prior to Reorganization	Net Assets After Reorganization
$ 2,496,193	$ 61,193,301	$ 1,286,997,097	$ 1,348,190,398

Assuming the reorganization had been completed on January 1, 2020, the beginning of the annual reporting period of the Portfolio, the pro forma results of operations for the year ended December 31, 2019, are as follows:

Net investment income (loss)	$29,077,283
Net realized and change in unrealized gain (loss)	146,340,817
Net increase (decrease) in net assets resulting from operations	175,418,100

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings of Madison Conservative Allocation VP that have been included in the Portfolio’s Statement of Operations following the close of business on November 1, 2019.

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

12. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as sub-adviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties have been deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

12. LEGAL PROCEEDINGS (continued)

held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica JPMorgan Asset Allocation – Conservative VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica JPMorgan Asset Allocation – Conservative VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2020

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Conservative VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $47,875,232 for the year ended December 31, 2019.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 2,981,450	$ 379,837

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Growth VP

(unaudited)

MARKET ENVIRONMENT

In many ways, 2019 was a year of dislocation and disruption, and for market participants the yawning gulf between stock market returns and economic growth was probably the clearest illustration of this. Over the year, economic activity and asset markets moved in opposing directions as earnings growth flatlined and world gross domestic product sank to below trend, yet all major asset classes posted handsome gains. In our view, three factors – a global manufacturing slump, heightened geopolitical tension and easier monetary policy – were the hallmarks of 2019. On a relative basis, U.S. large-cap equity was the best-performing equity market for the year on a relative basis. Developed international markets and emerging markets also posted strong returns, though they lagged the U.S. fixed income markets, measured by the Bloomberg Barclays US Aggregate Bond Index, returned high single digit returns.

After a sharp sell-off in fourth quarter of 2018, the market bounced back in the first quarter of 2019 given strong corporate profits, particularly among cyclical sectors. In spite of market gains, the 3-month and 10-year Treasury yield curve experienced a formal inversion at the end of the quarter, leading to investor concern since yield curve inversions have often historically predated recessions. Volatility escalated in May with increased tensions surrounding U.S./China tariffs as well as signs of slower economic growth globally, despite a generally constructive earnings backdrop. However, the tide began turning from quantitative tightening to broad-based easing over the summer months, as central banks moved to facilitate global growth. By August, the U.S. Federal Reserve’s (“Fed”) move to cut rates, together with President Trump’s surprise tariff proposal and weakening U.S. Manufacturing Purchasing Managers Index numbers, led to an increasingly risk-off sentiment, but despite volatility under the surface, the labor market remained tight, consumer confidence was strong, and corporate profits were sound. The market again rebounded in September, accompanied by a dramatic rotation from growth into value, and posted solid gains through the fourth quarter. Corporate profits have remained robust, with buybacks acting as a tailwind. In December, the U.S. and China reached agreement on a “Phase One Trade Deal”, easing concern surrounding the most extreme trade war scenarios.

Global fixed income markets had a solid year of returns as interest rates globally fell due to dovish central bank policies. After raising the Federal Funds Rate 25 basis points (“bps”) on nine separate occasions since 2015, the Fed reversed direction and made three 25 bps reductions in 2019, ending the year at a target range of 1.50-1.75%. High yield bonds benefited from both a fall in yields and a robust equity market, achieving double-digit returns in 2019.

PERFORMANCE

For the year ended December 31, 2019, Transamerica JPMorgan Asset Allocation – Growth VP, Initial Class returned 26.05%. By comparison, its benchmark, the Wilshire 5000 Total Market IndexSM, returned 30.24%.

STRATEGY REVIEW

We have been positioned with a slight overweight to equities and an underweight position to fixed income duration. We have maintained a small overweight to U.S. dollar-denominated cash. Within equities, we have been positioned in favor of the U.S. and Emerging Markets while Japan and the Eurozone remained underweights.

Underperformance versus the benchmark was primarily driven by tactical asset allocation decisions during the 12-month period ended December 31, 2019. With regard to tactical asset allocation, the Fund entered the year underweight risk in sympathy with the Risk Management Framework signals. This detracted from performance as the market rebounded sharply in January after the material sell-off in the fourth quarter of 2018. After the Fed’s pivot in February to a more accommodative stance we began to add risk back to the Portfolio which positively impacted performance. More specifically, our overweight position to real estate investment trusts and U.S. large cap equities were the largest contributors as the markets were up substantially for the year.

Underlying manager performance positively contributed to performance over the 12-month period. Performance was led by Transamerica Unconstrained Bond and Transamerica International Equity, both of which meaningfully outperformed their respective benchmarks. Though overall security selection was positive, some strategies did underperform their respective benchmarks, such as the Transamerica Large Cap Value and Transamerica JP Morgan Mid-Cap Value VP.

During the fiscal year, the Portfolio used derivatives. These positions added to performance.

Michael Feser, CFA

Jeff Geller, CFA

Grace Koo

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	52.6%
International Equity Funds	28.2
U.S. Alternative Fund	11.1
International Alternative Fund	4.6
U.S. Fixed Income Fund	1.7
U.S. Government Obligation	1.1
Repurchase Agreement	0.4
Net Other Assets (Liabilities) ^	0.3
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	26.05%	7.93%	8.85%	05/01/2002
Wilshire 5000 Total Market IndexSM (A)	30.24%	10.97%	13.28%
Service Class	25.86%	7.68%	8.58%	05/01/2003

(A) The Wilshire 5000 Total Market IndexSM measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

The ability of the Portfolio to achieve its objective depends largely on the performance of the underlying portfolio in which it invests. Each underlying portfolio’s performance, in turn, depends on the particular securities in which that underlying portfolio invests. Total expenses associated with the Portfolio may be higher than with other mutual funds.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2019, and held for the entire six-month period until December 31, 2019.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,094.40	$0.79	$1,024.40	$0.77	0.15%
Service Class	1,000.00	1,093.90	2.11	1,023.20	2.04	0.40

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2019

	Shares	Value
INVESTMENT COMPANIES - 98.2%
International Alternative Fund - 4.6%
Transamerica Unconstrained Bond (A)	4,682,899	$ 46,360,697

International Equity Funds - 28.2%
Transamerica Emerging Markets Equity (A)	2,990,433	30,921,078
Transamerica International Equity (A)	6,590,240	120,930,908
Transamerica International Growth (A)	12,937,901	100,139,351
Transamerica International Small Cap Value (A)	2,368,153	31,591,155

		283,582,492

U.S. Alternative Fund - 11.1%
Transamerica BlackRock Global Real Estate Securities VP (A)	8,312,214	111,383,663

U.S. Equity Funds - 52.6%
Transamerica Janus Mid-Cap Growth VP (A)	614,397	24,317,836
Transamerica JPMorgan Enhanced Index VP (A)	4,468,347	98,348,313
Transamerica JPMorgan Mid Cap Value VP (A)	500,242	8,143,934
Transamerica Large Cap Value (A)	13,910,372	155,517,956
Transamerica Mid Cap Growth (A)	1,821,398	19,926,095
Transamerica Mid Cap Value Opportunities (A)	1,488,801	17,567,855
Transamerica Morgan Stanley Capital Growth VP (A)	4,693,317	86,638,627
Transamerica Small Company Growth Liquidating Trust (A) (B) (C) (D)	3,075	1,914
Transamerica T. Rowe Price Small Cap VP (A)	1,822,533	29,925,994
Transamerica WMC US Growth VP (A)	2,594,544	89,122,572

		529,511,096

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Fund - 1.7%
Transamerica High Yield Bond (A)	1,826,728	$ 16,897,238

Total Investment Companies (Cost $939,173,021)		987,735,186

	Principal	Value
U.S. GOVERNMENT OBLIGATION - 1.1%
U.S. Treasury - 1.1%
U.S. Treasury Note 2.00%, 01/31/2020 (E)	$ 11,588,000	11,591,065

Total U.S. Government Obligation (Cost $11,564,187)		11,591,065

REPURCHASE AGREEMENT - 0.4%
Fixed Income Clearing Corp., 0.85% (F), dated 12/31/2019, to be repurchased at $4,213,779 on 01/02/2020. Collateralized by a U.S. Government Obligation, 2.75%, due 09/15/2021, and with a value of $4,298,840.	4,213,580	4,213,580

Total Repurchase Agreement (Cost $4,213,580)		4,213,580

Total Investments (Cost $954,950,788)		1,003,539,831
Net Other Assets (Liabilities) - 0.3%		2,689,899

Net Assets - 100.0%		$ 1,006,229,730

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	1,219	03/31/2020	$145,045,403	$144,584,828	$—	$(460,575)
CAD Currency	257	03/17/2020	19,488,828	19,810,845	322,017	—
E-Mini Russell 2000® Index	258	03/20/2020	21,267,301	21,550,740	283,439	—
MSCI Emerging Markets Index	1,407	03/20/2020	76,524,490	78,806,070	2,281,580	—
S&P 500® E-Mini Index	634	03/20/2020	100,518,817	102,425,870	1,907,053	—

Total					$4,794,089	$(460,575)

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
10-Year U.S. Treasury Note	(915)	03/20/2020	$(118,446,081)	$(117,506,016)	$940,065	$—
30-Year U.S. Treasury Bond	(258)	03/20/2020	(40,928,349)	(40,223,812)	704,537	—
MSCI EAFE Index	(30)	03/20/2020	(3,026,638)	(3,054,750)	—	(28,112)
TOPIX Index	(124)	03/12/2020	(19,811,755)	(19,640,514)	171,241	—
U.S. Treasury Ultra Bond	(152)	03/20/2020	(28,303,619)	(27,611,750)	691,869	—

Total					$2,507,712	$(28,112)

Total Futures Contracts					$7,301,801	$(488,687)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

SECURITY VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$987,733,272	$—	$—	$987,733,272
U.S. Government Obligation	—	11,591,065	—	11,591,065
Repurchase Agreement	—	4,213,580	—	4,213,580

Total	$987,733,272	$15,804,645	$—	$1,003,537,917

Investment Companies Measured at Net Asset Value (D)				1,914

Total Investments				1,003,539,831

Other Financial Instruments
Futures Contracts (H)	$7,301,801	$—	$—	$7,301,801

Total Other Financial Instruments	$7,301,801	$—	$—	$7,301,801

LIABILITIES
Other Financial Instruments
Futures Contracts (H)	$(488,687)	$—	$—	$(488,687)

Total Other Financial Instruments	$(488,687)	$—	$—	$(488,687)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I2 shares, and liquidating trusts of Transamerica Funds and/or affiliated investment in the Initial Class shares of Transamerica Series Trust. The Portfolio’s transactions and earnings are as follows:

Affiliated Investments	Value December 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2019	Shares as of December 31, 2019	Dividend Income	Net Capital Gain Distributions
Transamerica BlackRock Global Real Estate Securities VP	$69,872,984	$35,416,747	$(16,596,115)	$595,466	$22,094,581	$111,383,663	8,312,214	$931,969	$—
Transamerica Emerging Markets Equity	26,564,438	830,392	—	—	3,526,248	30,921,078	2,990,433	830,392	—
Transamerica Floating Rate	26,410,782	1,162,249	(28,035,490)	(840,624)	1,303,083	—	—	1,160,481	—
Transamerica High Yield Bond	26,256,619	923,661	(11,438,512)	(638,877)	1,794,347	16,897,238	1,826,728	916,331	—
Transamerica International Equity	100,236,508	8,568,232	(5,835,293)	(271,942)	18,233,403	120,930,908	6,590,240	3,343,873	—
Transamerica International Growth	72,751,719	14,439,630	(7,131,222)	(1,340,411)	21,419,635	100,139,351	12,937,901	1,903,507	—
Transamerica International Small Cap Value	19,637,551	7,886,084	(1,179,557)	(125,442)	5,372,519	31,591,155	2,368,153	695,552	—
Transamerica Janus Mid-Cap Growth VP	21,587,968	1,205,427	(4,636,055)	1,296,354	4,864,142	24,317,836	614,397	27,689	1,177,738
Transamerica JPMorgan Enhanced Index VP	90,937,525	11,727,945	(17,997,310)	3,135,617	10,544,536	98,348,313	4,468,347	1,441,898	10,286,047
Transamerica JPMorgan Mid Cap Value VP	6,452,780	788,857	—	—	902,297	8,143,934	500,242	120,387	668,470
Transamerica Large Cap Value	132,924,352	7,319,864	(1,374,200)	196,512	16,451,428	155,517,956	13,910,372	3,205,816	4,114,048
Transamerica Mid Cap Growth	—	18,695,539	—	—	1,230,556	19,926,095	1,821,398	—	324,641
Transamerica Mid Cap Value Opportunities	15,403,366	678,833	(1,542,755)	84,348	2,944,063	17,567,855	1,488,801	191,888	486,945
Transamerica Morgan Stanley Capital Growth VP (J)	77,261,159	37,065,268	(12,542,479)	338,447	(15,483,768)	86,638,627	4,693,317	1,110,325	35,954,943
Transamerica Small Cap Value	15,811,826	—	(18,113,238)	(1,354,918)	3,656,330	—	—	—	—
Transamerica Small Company Growth Liquidating Trust	1,912	—	—	—	2	1,914	3,075	—	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

Affiliated Investments	Value December 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2019	Shares as of December 31, 2019	Dividend Income	Net Capital Gain Distributions
Transamerica T. Rowe Price Small Cap VP	$26,420,019	$2,871,320	$(4,447,201)	$1,318,189	$3,763,667	$29,925,994	1,822,533	$—	$2,871,320
Transamerica Unconstrained Bond	26,805,852	30,718,441	(12,098,165)	(772,060)	1,706,629	46,360,697	4,682,899	719,917	—
Transamerica WMC US Growth VP	77,569,313	6,814,714	(15,956,879)	3,154,310	17,541,114	89,122,572	2,594,544	920,933	5,893,781

Total	$832,906,673	$187,113,203	$(158,924,471)	$4,774,969	$121,864,812	$987,735,186	71,625,594	$17,520,958	$61,777,933

(B)	Non-income producing security.
(C)	Restricted security. At December 31, 2019, the value of such security held by the Portfolio is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Small Company Growth Liquidating Trust	10/26/2012	$30,750	$1,914	0.0	%(I)

(D)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.
(E)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The value of the security is $11,566,059.
(F)	Rate disclosed reflects the yield at December 31, 2019.
(G)	There were no transfers in or out of Level 3 during the year ended December 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(H)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).
(I)	Percentage rounds to less than 0.1% or (0.1)%.
(J)	Includes activity from Transamerica Jennison Growth VP, which merged into Transamerica Morgan Stanley Capital Growth VP on November 1, 2019.

CURRENCY ABBREVIATIONS:

CAD	Canadian Dollar

PORTFOLIO ABBREVIATIONS:

EAFE	Europe, Australasia and Far East
TOPIX	Tokyo Price Index

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2019

Assets:
Affiliated investments, at value (cost $939,173,021)	$987,735,186
Unaffiliated investments, at value (cost $11,564,187)	11,591,065
Repurchase agreement, at value (cost $4,213,580)	4,213,580
Receivables and other assets:
Shares of beneficial interest sold	1,806,710
Dividends	203,890
Interest	97,086
Variation margin receivable on futures contracts	1,097,316

Total assets	1,006,744,833

Liabilities:
Payables and other liabilities:
Affiliated investments purchased	209,584
Shares of beneficial interest redeemed	28,366
Investment management fees	105,921
Distribution and service fees	60,709
Transfer agent costs	1,339
Trustees, CCO and deferred compensation fees	3,379
Audit and tax fees	14,555
Custody fees	13,901
Legal fees	10,722
Printing and shareholder reports fees	53,872
Other accrued expenses	12,755

Total liabilities	515,103

Net assets	$1,006,229,730

Net assets consist of:
Capital stock ($0.01 par value)	$804,499
Additional paid-in capital	865,342,279
Total distributable earnings (accumulated losses)	140,082,952

Net assets	$1,006,229,730

Net assets by class:
Initial Class	$721,534,768
Service Class	284,694,962

Shares outstanding:
Initial Class	57,522,316
Service Class	22,927,535

Net asset value and offering price per share:
Initial Class	$12.54
Service Class	12.42

STATEMENT OF OPERATIONS

For the year ended December 31, 2019

Investment Income:
Dividend income from affiliated investments	$17,520,958
Interest income from unaffiliated investments	272,226

Total investment income	17,793,184

Expenses:
Investment management fees	1,148,860
Distribution and service fees:
Service Class	653,604
Transfer agent costs	13,886
Trustees, CCO and deferred compensation fees	28,996
Audit and tax fees	23,796
Custody fees	13,447
Legal fees	49,598
Printing and shareholder reports fees	78,500
Other	52,452

Total expenses	2,063,139

Net investment income (loss)	15,730,045

Net realized gain (loss) on:
Affiliated investments	4,774,969
Unaffiliated investments	42,906
Capital gain distributions received from affiliated investment companies	61,777,933
Futures contracts	1,181,653

Net realized gain (loss)	67,777,461

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	121,864,812
Unaffiliated investments	1,350
Futures contracts	9,367,657
Translation of assets and liabilities denominated in foreign currencies	(6,424)

Net change in unrealized appreciation (depreciation)	131,227,395

Net realized and change in unrealized gain (loss)	199,004,856

Net increase (decrease) in net assets resulting from operations	$214,734,901

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2019	December 31, 2018
From operations:
Net investment income (loss)	$15,730,045	$15,599,956
Net realized gain (loss)	67,777,461	93,264,958
Net change in unrealized appreciation (depreciation)	131,227,395	(208,232,418)

Net increase (decrease) in net assets resulting from operations	214,734,901	(99,367,504)

Dividends and/or distributions to shareholders:
Initial Class	(73,750,590)	(60,338,639)
Service Class	(28,160,989)	(23,249,371)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(101,911,579)	(83,588,010)

Capital share transactions:
Proceeds from shares sold:
Initial Class	17,528,437	28,219,075
Service Class	23,918,539	12,163,172

	41,446,976	40,382,247

Dividends and/or distributions reinvested:
Initial Class	73,750,590	60,338,639
Service Class	28,160,989	23,249,371

	101,911,579	83,588,010

Cost of shares redeemed:
Initial Class	(65,794,578)	(92,375,308)
Service Class	(30,705,827)	(48,202,227)

	(96,500,405)	(140,577,535)

Net increase (decrease) in net assets resulting from capital share transactions	46,858,150	(16,607,278)

Net increase (decrease) in net assets	159,681,472	(199,562,792)

Net assets:
Beginning of year	846,548,258	1,046,111,050

End of year	$1,006,229,730	$846,548,258

Capital share transactions - shares:
Shares issued:
Initial Class	1,427,377	2,152,437
Service Class	1,965,194	917,083

	3,392,571	3,069,520

Shares reinvested:
Initial Class	6,614,402	4,655,759
Service Class	2,548,506	1,809,290

	9,162,908	6,465,049

Shares redeemed:
Initial Class	(5,396,674)	(6,894,162)
Service Class	(2,537,998)	(3,732,787)

	(7,934,672)	(10,626,949)

Net increase (decrease) in shares outstanding:
Initial Class	2,645,105	(85,966)
Service Class	1,975,702	(1,006,414)

	4,620,807	(1,092,380)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2019	December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015
Net asset value, beginning of year	$11.19	$13.63		$11.35		$10.93		$11.34

Investment operations:
Net investment income (loss) (A)	0.21	0.22		0.24		0.17	(B)	0.21
Net realized and unrealized gain (loss)	2.54	(1.49)		2.51		0.49		(0.43)

Total investment operations	2.75	(1.27)		2.75		0.66		(0.22)

Dividends and/or distributions to shareholders:
Net investment income	(0.22)	(0.26)		(0.19)		(0.24)		(0.19)
Net realized gains	(1.18)	(0.91)		(0.28)		—		—

Total dividends and/or distributions to shareholders	(1.40)	(1.17)		(0.47)		(0.24)		(0.19)

Net asset value, end of year	$12.54	$11.19		$13.63		$11.35		$10.93

Total return	26.05%	(10.39)%		24.63%		6.08%		(1.93)%

Ratio and supplemental data:
Net assets end of year (000’s)	$721,535	$614,229		$749,311		$641,284		$671,549
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.15%	0.15%		0.15%		0.15%		0.14%
Including waiver and/or reimbursement and recapture	0.15%	0.15	%(D)	0.15	%(D)	0.14	%(B)	0.14%
Net investment income (loss) to average net assets	1.74%	1.63%		1.94%		1.58	%(B)	1.82%
Portfolio turnover rate	12%	24%		8%		93%		51%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2019	December 31, 2018	December 31, 2017		December 31, 2016		December 31, 2015
Net asset value, beginning of year	$11.09	$13.52	$11.26		$10.84		$11.24

Investment operations:
Net investment income (loss) (A)	0.18	0.18	0.21		0.14	(B)	0.19
Net realized and unrealized gain (loss)	2.52	(1.47)	2.49		0.49		(0.43)

Total investment operations	2.70	(1.29)	2.70		0.63		(0.24)

Dividends and/or distributions to shareholders:
Net investment income	(0.19)	(0.23)	(0.16)		(0.21)		(0.16)
Net realized gains	(1.18)	(0.91)	(0.28)		—		—

Total dividends and/or distributions to shareholders	(1.37)	(1.14)	(0.44)		(0.21)		(0.16)

Net asset value, end of year	$12.42	$11.09	$13.52		$11.26		$10.84

Total return	25.86%	(10.70)%	24.37%		5.82%		(2.12)%

Ratio and supplemental data:
Net assets end of year (000’s)	$284,695	$232,319	$296,800		$249,614		$270,730
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.40%	0.40%	0.40%		0.40%		0.39%
Including waiver and/or reimbursement and recapture	0.40%	0.40%	0.40	%(D)	0.39	%(B)	0.39%
Net investment income (loss) to average net assets	1.50%	1.37%	1.69%		1.33	%(B)	1.63%
Portfolio turnover rate	12%	24%	8%		93%		51%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Asset Allocation – Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2019 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SECURITY VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2019, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV of the underlying Portfolios as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying portfolios and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

4. SECURITIES AND OTHER INVESTMENTS

Restricted securities: The Portfolio may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at December 31, 2019, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2019, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2019.

Repurchase agreements at December 31, 2019, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio, uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2019, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2019.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$2,336,471	$322,017	$4,643,313	$—	$—	$7,301,801
Total	$2,336,471	$322,017	$4,643,313	$—	$—	$7,301,801

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$(460,575)	$—	$(28,112)	$—	$—	$(488,687)
Total	$(460,575)	$—	$(28,112)	$—	$—	$(488,687)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2019.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(573,323)	$129,503	$1,625,473	$—	$—	$1,181,653
Total	$(573,323)	$129,503	$1,625,473	$—	$—	$1,181,653

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$2,539,964	$646,630	$6,181,063	$—	$—	$9,367,657
Total	$2,539,964	$646,630	$6,181,063	$—	$—	$9,367,657

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2019.

Futures Contracts at Notional Amount
Long	Short
$ 196,795,537	$ (91,057,775)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $10 billion	0.1225%
Over $10 billion	0.1025

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.25%	May 1, 2020
Service Class	0.50	May 1, 2020

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the thirty-six months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2019 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2019, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2020. Prior to

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2019, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2019, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2019.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2019, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 107,712,383	$ 4,329,880	$ 158,822,073	$ 2,197,343

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and futures contracts mark to market and straddle loss deferrals. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2019, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 956,454,938	$ 81,253,881	$ (33,997,774)	$ 47,256,107

As of December 31, 2019, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2019, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2019 and 2018 are as follows:

2019 Distributions Paid From			2018 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 15,597,946	$ 86,313,633	$ —	$ 30,408,759	$ 53,179,251	$ —

As of December 31, 2019, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 20,601,620	$ 72,253,838	$ —	$ —	$ (28,607)	$ 47,256,101

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and has early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

12. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

12. LEGAL PROCEEDINGS (continued)

Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as sub-adviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties have been deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica JPMorgan Asset Allocation – Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica JPMorgan Asset Allocation – Growth VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2020

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $86,313,633 for the year ended December 31, 2019.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 4,865,031	$ 616,468

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

(unaudited)

MARKET ENVIRONMENT

In many ways, 2019 was a year of dislocation and disruption, and for market participants the yawning gulf between stock market returns and economic growth was probably the clearest illustration of this. Over the year, economic activity and asset markets moved in opposing directions as earnings growth flatlined and world gross domestic product sank to below trend, yet all major asset classes posted handsome gains. In our view, three factors – a global manufacturing slump, heightened geopolitical tension and easier monetary policy – were the hallmarks of 2019. On a relative basis, U.S. large-cap equity was the best-performing equity market for the year on a relative basis. Developed international markets and emerging markets also posted strong returns, though they lagged the U.S. fixed income markets, measured by the Bloomberg Barclays US Aggregate Bond Index, returned high single digit returns.

After a sharp sell-off in the fourth quarter of 2018, the market bounced back in the first quarter of 2019 given strong corporate profits, particularly among cyclical sectors. In spite of market gains, the 3-month and 10-year Treasury yield curve experienced a formal inversion at the end of the quarter, leading to investor concern since yield curve inversions have often historically predated recessions. Volatility escalated in May with increased tensions surrounding U.S./China tariffs as well as signs of slower economic growth globally, despite a generally constructive earnings backdrop. However, the tide began turning from quantitative tightening to broad-based easing over the summer months, as central banks moved to facilitate global growth. By August, the U.S. Federal Reserve’s (“Fed”) move to cut rates, together with President Trump’s surprise tariff proposal and weakening U.S. Manufacturing Purchasing Managers Index numbers, led to an increasingly risk-off sentiment, but despite volatility under the surface, the labor market remained tight, consumer confidence was strong, and corporate profits were sound. The market again rebounded in September, accompanied by a dramatic rotation from growth into value, and posted solid gains through the fourth quarter. Corporate profits have remained robust, with buybacks acting as a tailwind. In December, the U.S. and China reached agreement on a “Phase One Trade Deal”, easing concern surrounding the most extreme trade war scenarios.

Global fixed income markets had a solid year of returns as interest rates globally fell due to dovish central bank policies. After raising the Federal Funds Rate 25 basis points (“bps”) on nine separate occasions since 2015, the Fed reversed direction and made three 25 bps reductions in 2019, ending the year at a target range of 1.50-1.75%. High yield bonds benefited from both a fall in yields and a robust equity market, achieving double-digit returns in 2019.

PERFORMANCE

For the year ended December 31, 2019, Transamerica JPMorgan Asset Allocation – Moderate Growth VP, Initial Class returned 20.01%. By comparison, its primary and secondary benchmarks, the Wilshire 5000 Total Market IndexSM and the Bloomberg Barclays US Aggregate Bond Index, returned 30.24% and 8.72%, respectively.

STRATEGY REVIEW

We have been positioned with a slight overweight to equities and an underweight position to fixed income duration. We have maintained a small overweight to U.S. dollar-denominated cash. Within equities, we have been positioned in favor of the U.S. and Emerging Markets while Japan and the Eurozone remained underweights. The risk management framework (“RMF”) was active and had a negative impact on performance during the 12-month period ended December 31, 2019. Security selection contributed positively during the period and tactical asset allocation decisions detracted slightly.

With regard to tactical asset allocation, the Fund entered the year underweight risk in sympathy with the RMF signals. This detracted from first quarter performance as the market rebounded sharply in January after the material sell-off in the fourth quarter 2018. After the Fed’s pivot in February to a more accommodative stance we began to add risk back to the Portfolio which positively impacted performance. More specifically, our overweight position to real estate investment trusts and U.S. large cap equities were the largest contributors as the markets were up substantially for the year. Within fixed income our shift to an underweight duration position during the beginning of the third quarter contributed positively to performance as yields ended the year higher on optimism around trade resolution and a more benign macro backdrop.

Underlying manager performance positively contributed to performance over the 12-month period. Performance was led by Transamerica Unconstrained Bond and Transamerica International Equity, both of which meaningfully outperformed their respective benchmarks. Though overall security selection was positive, some strategies did underperform their respective benchmarks, such as the Transamerica Large Cap Value.

During the fiscal year, the Portfolio used derivatives. These positions detracted from performance.

Michael Feser, CFA

Jeff Geller, CFA

Grace Koo

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	44.9%
International Equity Funds	22.0
U.S. Fixed Income Funds	11.4
U.S. Alternative Fund	8.2
International Alternative Funds	7.2
U.S. Mixed Allocation Fund	5.1
U.S. Government Obligation	0.7
Repurchase Agreement	0.4
Net Other Assets (Liabilities) ^	0.1
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	20.01%	6.83%	7.61%	05/01/2002
Wilshire 5000 Total Market IndexSM (A)	30.24%	10.97%	13.28%
Bloomberg Barclays US Aggregate Bond Index (B)	8.72%	3.05%	3.75%
Service Class	19.79%	6.56%	7.35%	05/01/2003

(A) The Wilshire 5000 Total Market IndexSM measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

(B) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

The ability of the Portfolio to achieve its objective depends largely on the performance of the underlying portfolio in which it invests. Each underlying portfolio’s performance, in turn, depends on the particular securities in which that underlying portfolio invests. Total expenses associated with the Portfolio may be higher than with other mutual funds.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2019, and held for the entire six-month period until December 31, 2019.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,080.20	$0.73	$1,024.50	$0.71	0.14%
Service Class	1,000.00	1,080.00	2.04	1,023.20	1.99	0.39

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2019

	Shares	Value
INVESTMENT COMPANIES - 98.8%
International Alternative Funds - 7.2%
Transamerica Global Allocation Liquidating Trust (A) (B) (C) (D)	11,961	$ 44,256
Transamerica Unconstrained Bond (D)	34,792,975	344,450,449

		344,494,705

International Equity Funds - 22.0%
Transamerica Emerging Markets Equity (D)	15,260,831	157,796,989
Transamerica International Equity (D)	26,851,742	492,729,464
Transamerica International Growth (D)	34,754,693	269,001,326
Transamerica International Small Cap Value (D)	10,118,689	134,983,310

		1,054,511,089

U.S. Alternative Fund - 8.2%
Transamerica BlackRock Global Real Estate Securities VP (D)	29,495,038	395,233,512

U.S. Equity Funds - 44.9%
Transamerica Janus Mid-Cap Growth VP (D)	3,726,924	147,511,659
Transamerica JPMorgan Enhanced Index VP (D)	30,663,484	674,903,287
Transamerica JPMorgan Mid Cap Value VP (D)	5,565,821	90,611,567
Transamerica Large Cap Value (D)	40,827,696	456,453,637
Transamerica Mid Cap Growth (D)	6,801,131	74,404,369
Transamerica Mid Cap Value Opportunities (D)	6,580,472	77,649,569
Transamerica Morgan Stanley Capital Growth VP (D)	13,956,885	257,644,091
Transamerica Small Company Growth Liquidating Trust (A) (B) (C) (D)	16,244	10,109
Transamerica T. Rowe Price Small Cap VP (D)	8,375,924	137,532,669
Transamerica WMC US Growth VP (D)	6,975,675	239,614,428

		2,156,335,385

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 11.4%
Transamerica Core Bond (D)	11,806,512	$ 120,190,290
Transamerica High Yield Bond (D)	21,334,180	197,341,163
Transamerica Intermediate Bond (D)	22,019,183	229,660,077

		547,191,530

U.S. Mixed Allocation Fund - 5.1%
Transamerica PIMCO Total Return VP (D)	20,856,553	245,273,064

Total Investment Companies (Cost $4,482,406,660)		4,743,039,285

	Principal	Value
U.S. GOVERNMENT OBLIGATION - 0.7%
U.S. Treasury - 0.7%
U.S. Treasury Note 2.00%, 01/31/2020 (E)	$ 36,013,000	36,022,526

Total U.S. Government Obligation (Cost $35,977,985)		36,022,526

REPURCHASE AGREEMENT - 0.4%
Fixed Income Clearing Corp., 0.85% (F), dated 12/31/2019, to be repurchased at $21,184,539 on 01/02/2020. Collateralized by a U.S. Government Obligation, 2.75%, due 09/15/2021, and with a value of $21,612,330.	21,183,539	21,183,539

Total Repurchase Agreement (Cost $21,183,539)		21,183,539

Total Investments (Cost $4,539,568,184)		4,800,245,350
Net Other Assets (Liabilities) - 0.1%		2,599,329

Net Assets - 100.0%		$ 4,802,844,679

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	13,436	03/31/2020	$1,599,014,538	$1,593,635,563	$—	$(5,378,975)
CAD Currency	931	03/17/2020	70,599,604	71,766,135	1,166,531	—
MSCI EAFE Index	117	03/20/2020	11,800,277	11,913,525	113,248	—
MSCI Emerging Markets Index	3,144	03/20/2020	171,046,103	176,095,440	5,049,337	—
S&P 500® E-Mini Index	1,828	03/20/2020	289,823,971	295,322,540	5,498,569	—

Total					$11,827,685	$(5,378,975)

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
10-Year U.S. Treasury Note	(3,920)	03/20/2020	$(507,520,876)	$(503,413,750)	$4,107,126	$—
30-Year U.S. Treasury Bond	(1,828)	03/20/2020	(290,212,801)	(284,996,625)	5,216,176	—
E-Mini Russell 2000® Index	(559)	03/20/2020	(46,077,235)	(46,693,270)	—	(616,035)
TOPIX Index	(598)	03/12/2020	(95,543,785)	(94,717,961)	825,824	—
U.S. Treasury Ultra Bond	(1,761)	03/20/2020	(328,264,351)	(319,896,656)	8,367,695	—

Total					$18,516,821	$(616,035)

Total Futures Contracts					$30,344,506	$(5,995,010)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

SECURITY VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$4,742,984,920	$—	$—	$4,742,984,920
U.S. Government Obligation	—	36,022,526	—	36,022,526
Repurchase Agreement	—	21,183,539	—	21,183,539

Total	$4,742,984,920	$57,206,065	$—	$4,800,190,985

Investment Companies Measured at Net Asset Value (C)				54,365

Total Investments				4,800,245,350

Other Financial Instruments
Futures Contracts (H)	$30,344,506	$—	$—	$30,344,506

Total Other Financial Instruments	$30,344,506	$—	$—	$30,344,506

LIABILITIES
Other Financial Instruments
Futures Contracts (H)	$(5,995,010)	$—	$—	$(5,995,010)

Total Other Financial Instruments	$(5,995,010)	$—	$—	$(5,995,010)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Restricted securities. At December 31, 2019, the value of such securities held by the Portfolio are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$123,058	$44,256	0.0%(I)

Investment Companies	Transamerica Small Company Growth Liquidating Trust	10/26/2012	162,437	10,109	0.0(I)

Total			$285,495	$54,365	0.0%(I)

(C)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.
(D)	Affiliated investment in the Class I2 shares, and liquidating trusts of Transamerica Funds and/or affiliated investment in the Initial Class shares of Transamerica Series Trust. The Portfolio’s transactions and earnings are as follows:

Affiliated Investments	Value December 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2019	Shares as of December 31, 2019	Dividend Income	Net Capital Gain Distributions
Transamerica BlackRock Global Real Estate Securities VP	$187,597,015	$175,505,718	$(37,361,510)	$937,205	$68,555,084	$395,233,512	29,495,038	$3,535,885	$—
Transamerica Core Bond	126,329,428	3,586,769	(16,247,229)	(71,522)	6,592,844	120,190,290	11,806,512	3,586,769	—
Transamerica Emerging Markets Equity	135,564,101	4,237,678	—	—	17,995,210	157,796,989	15,260,831	4,237,678	—
Transamerica Floating Rate	107,550,845	4,477,834	(113,943,249)	(3,130,203)	5,044,773	—	—	4,471,089	—
Transamerica Global Allocation Liquidating Trust	354,536	—	(301,429)	(300,352)	291,501	44,256	11,961	—	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

Affiliated Investments	Value December 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2019	Shares as of December 31, 2019	Dividend Income	Net Capital Gain Distributions
Transamerica High Yield Bond	$182,078,848	$10,786,994	$(9,405,185)	$672,710	$13,207,796	$197,341,163	21,334,180	$10,701,383	$—
Transamerica Intermediate Bond	301,452,288	7,404,999	(95,494,953)	1,286,565	15,011,178	229,660,077	22,019,183	7,405,000	—
Transamerica International Equity	420,782,245	13,624,514	(16,463,621)	(633,555)	75,419,881	492,729,464	26,851,742	13,624,514	—
Transamerica International Growth	278,842,667	5,113,334	(73,302,559)	(17,251,678)	75,599,562	269,001,326	34,754,693	5,113,334	—
Transamerica International Small Cap Value	107,441,989	2,971,968	—	—	24,569,353	134,983,310	10,118,689	2,971,968	—
Transamerica Janus Mid-Cap Growth VP	142,840,793	8,031,004	(44,595,084)	18,160,820	23,074,126	147,511,659	3,726,924	184,469	7,846,533
Transamerica JPMorgan Enhanced Index VP	681,680,724	84,209,525	(190,727,740)	31,026,563	68,714,215	674,903,287	30,663,484	10,353,182	73,856,343
Transamerica JPMorgan Mid Cap Value VP	71,795,334	8,777,029	—	—	10,039,204	90,611,567	5,565,821	1,339,450	7,437,579
Transamerica Large Cap Value	448,711,092	21,668,470	(70,455,393)	6,638,518	49,890,950	456,453,637	40,827,696	9,593,517	12,074,953
Transamerica Mid Cap Growth	—	69,809,625	—	—	4,594,744	74,404,369	6,801,131	—	1,212,213
Transamerica Mid Cap Value Opportunities	76,032,467	3,000,429	(15,990,039)	1,804,872	12,801,840	77,649,569	6,580,472	848,140	2,152,289
Transamerica Morgan Stanley Capital Growth VP (J)	245,344,151	110,223,899	(53,893,985)	7,947,908	(51,977,882)	257,644,091	13,956,885	3,301,859	106,922,040
Transamerica PIMCO Total Return VP	262,273,415	6,558,438	(38,215,694)	(323,208)	14,980,113	245,273,064	20,856,553	6,558,438	—
Transamerica Small Cap Value	66,263,833	—	(75,904,602)	(10,278,933)	19,919,702	—	—	—	—
Transamerica Small Company Growth Liquidating Trust	10,100	—	—	—	9	10,109	16,244	—	—
Transamerica T. Rowe Price Small Cap VP	114,928,664	13,885,626	(14,086,564)	4,205,952	18,598,991	137,532,669	8,375,924	—	13,885,626
Transamerica Unconstrained Bond	201,895,920	153,047,038	(20,992,539)	(650,262)	11,150,292	344,450,449	34,792,975	7,586,695	—
Transamerica WMC US Growth VP	232,676,761	19,883,632	(71,293,762)	13,459,925	44,887,872	239,614,428	6,975,675	2,687,052	17,196,580

Total	$4,392,447,216	$726,804,523	$(958,675,137)	$53,501,325	$528,961,358	$4,743,039,285	350,792,613	$98,100,422	$242,584,156

(E)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The value of the security is $35,977,514.
(F)	Rate disclosed reflects the yield at December 31, 2019.
(G)	There were no transfers in or out of Level 3 during the year ended December 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(H)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).
(I)	Percentage rounds to less than 0.1% or (0.1)%.
(J)	Includes activity from Transamerica Jennison Growth VP, which merged into Transamerica Morgan Stanley Capital Growth VP on November 1, 2019.

CURRENCY ABBREVIATIONS:

CAD	Canadian Dollar

PORTFOLIO ABBREVIATIONS:

EAFE	Europe, Australasia and Far East
TOPIX	Tokyo Price Index

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2019

Assets:
Affiliated investments, at value (cost $4,482,406,660)	$4,743,039,285
Unaffiliated investments, at value (cost $35,977,985)	36,022,526
Repurchase agreement, at value (cost $21,183,539)	21,183,539
Receivables and other assets:
Shares of beneficial interest sold	265,296
Dividends	1,839,140
Interest	301,913
Variation margin receivable on futures contracts	5,212,246

Total assets	4,807,863,945

Liabilities:
Payables and other liabilities:
Affiliated investments purchased	1,892,217
Shares of beneficial interest redeemed	1,446,084
Investment management fees	509,842
Distribution and service fees	824,521
Transfer agent costs	6,588
Trustees, CCO and deferred compensation fees	16,722
Audit and tax fees	32,257
Custody fees	36,506
Legal fees	54,196
Printing and shareholder reports fees	140,343
Other accrued expenses	59,990

Total liabilities	5,019,266

Net assets	$4,802,844,679

Net assets consist of:
Capital stock ($0.01 par value)	$3,909,251
Additional paid-in capital	4,229,420,765
Total distributable earnings (accumulated losses)	569,514,663

Net assets	$4,802,844,679

Net assets by class:
Initial Class	$998,736,149
Service Class	3,804,108,530

Shares outstanding:
Initial Class	80,265,292
Service Class	310,659,802

Net asset value and offering price per share:
Initial Class	$12.44
Service Class	12.25

STATEMENT OF OPERATIONS

For the year ended December 31, 2019

Investment Income:
Dividend income from affiliated investments	$98,100,422
Interest income from unaffiliated investments	1,198,873

Total investment income	99,299,295

Expenses:
Investment management fees	5,740,268
Distribution and service fees:
Service Class	9,333,608
Transfer agent costs	69,723
Trustees, CCO and deferred compensation fees	143,729
Audit and tax fees	62,185
Custody fees	37,866
Legal fees	249,678
Printing and shareholder reports fees	203,232
Other	247,797

Total expenses	16,088,086

Net investment income (loss)	83,211,209

Net realized gain (loss) on:
Affiliated investments	53,501,325
Unaffiliated investments	606,848
Capital gain distributions received from affiliated investment companies	242,584,156
Futures contracts	(60,072,958)

Net realized gain (loss)	236,619,371

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	528,961,358
Unaffiliated investments	(232,182)
Futures contracts	(1,396,532)
Translation of assets and liabilities denominated in foreign currencies	9,304

Net change in unrealized appreciation (depreciation)	527,341,948

Net realized and change in unrealized gain (loss)	763,961,319

Net increase (decrease) in net assets resulting from operations	$847,172,528

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2019	December 31, 2018
From operations:
Net investment income (loss)	$83,211,209	$93,075,833
Net realized gain (loss)	236,619,371	379,979,043
Net change in unrealized appreciation (depreciation)	527,341,948	(829,685,747)

Net increase (decrease) in net assets resulting from operations	847,172,528	(356,630,871)

Dividends and/or distributions to shareholders:
Initial Class	(100,904,103)	(71,811,962)
Service Class	(389,198,195)	(286,006,319)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(490,102,298)	(357,818,281)

Capital share transactions:
Proceeds from shares sold:
Initial Class	24,811,907	42,317,436
Service Class	9,033,014	37,348,614

	33,844,921	79,666,050

Dividends and/or distributions reinvested:
Initial Class	100,904,103	71,811,962
Service Class	389,198,195	286,006,319

	490,102,298	357,818,281

Cost of shares redeemed:
Initial Class	(101,564,284)	(124,175,123)
Service Class	(489,596,101)	(469,432,405)

	(591,160,385)	(593,607,528)

Net increase (decrease) in net assets resulting from capital share transactions	(67,213,166)	(156,123,197)

Net increase (decrease) in net assets	289,857,064	(870,572,349)

Net assets:
Beginning of year	4,512,987,615	5,383,559,964

End of year	$4,802,844,679	$4,512,987,615

Capital share transactions - shares:
Shares issued:
Initial Class	2,017,926	3,218,318
Service Class	739,403	2,820,768

	2,757,329	6,039,086

Shares reinvested:
Initial Class	8,890,229	5,601,557
Service Class	34,812,003	22,627,082

	43,702,232	28,228,639

Shares redeemed:
Initial Class	(8,263,929)	(9,505,927)
Service Class	(40,485,468)	(36,568,470)

	(48,749,397)	(46,074,397)

Net increase (decrease) in shares outstanding:
Initial Class	2,644,226	(686,052)
Service Class	(4,934,062)	(11,120,620)

	(2,289,836)	(11,806,672)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2019	December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015
Net asset value, beginning of year	$11.61	$13.44		$11.82		$11.96		$12.74

Investment operations:
Net investment income (loss) (A)	0.24	0.27		0.25		0.22	(B)	0.23
Net realized and unrealized gain (loss)	1.96	(1.14)		2.04		0.56		(0.51)

Total investment operations	2.20	(0.87)		2.29		0.78		(0.28)

Dividends and/or distributions to shareholders:
Net investment income	(0.28)	(0.25)		(0.23)		(0.25)		(0.29)
Net realized gains	(1.09)	(0.71)		(0.44)		(0.67)		(0.21)

Total dividends and/or distributions to shareholders	(1.37)	(0.96)		(0.67)		(0.92)		(0.50)

Net asset value, end of year	$12.44	$11.61		$13.44		$11.82		$11.96

Total return	20.01%	(7.07)%		19.77%		6.55%		(2.23)%

Ratio and supplemental data:
Net assets end of year (000’s)	$998,736	$901,440		$1,052,378		$957,703		$998,156
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.14%	0.15%		0.14%		0.14%		0.14%
Including waiver and/or reimbursement and recapture	0.14%	0.15	%(D)	0.14	%(D)	0.13	%(B)	0.14%
Net investment income (loss) to average net assets	1.99%	2.03%		1.93%		1.89	%(B)	1.81%
Portfolio turnover rate	10%	18%		4%		70%		26%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2019	December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015
Net asset value, beginning of year	$11.44	$13.26		$11.67		$11.82		$12.60

Investment operations:
Net investment income (loss) (A)	0.21	0.23		0.21		0.19	(B)	0.20
Net realized and unrealized gain (loss)	1.94	(1.12)		2.02		0.55		(0.52)

Total investment operations	2.15	(0.89)		2.23		0.74		(0.32)

Dividends and/or distributions to shareholders:
Net investment income	(0.25)	(0.22)		(0.20)		(0.22)		(0.25)
Net realized gains	(1.09)	(0.71)		(0.44)		(0.67)		(0.21)

Total dividends and/or distributions to shareholders	(1.34)	(0.93)		(0.64)		(0.89)		(0.46)

Net asset value, end of year	$12.25	$11.44		$13.26		$11.67		$11.82

Total return	19.79%	(7.32)%		19.49%		6.25%		(2.52)%

Ratio and supplemental data:
Net assets end of year (000’s)	$3,804,109	$3,611,548		$4,331,182		$3,799,618		$3,856,895
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.39%	0.40%		0.39%		0.39%		0.39%
Including waiver and/or reimbursement and recapture	0.39%	0.40	%(D)	0.39	%(D)	0.38	%(B)	0.39%
Net investment income (loss) to average net assets	1.72%	1.77%		1.69%		1.66	%(B)	1.62%
Portfolio turnover rate	10%	18%		4%		70%		26%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2019

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Asset Allocation – Moderate Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2019 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SECURITY VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2019, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV of the underlying Portfolios as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying portfolios and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

4. SECURITIES AND OTHER INVESTMENTS

Restricted securities: The Portfolio may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at December 31, 2019, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2019, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2019.

Repurchase agreements at December 31, 2019, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio, uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2019, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2019.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$17,690,997	$1,166,531	$11,486,978	$—	$—	$30,344,506
Total	$17,690,997	$1,166,531	$11,486,978	$—	$—	$30,344,506

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$(5,378,975)	$—	$(616,035)	$—	$—	$(5,995,010)
Total	$(5,378,975)	$—	$(616,035)	$—	$—	$(5,995,010)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2019.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$22,903,348	$521,243	$(83,497,549)	$—	$—	$(60,072,958)
Total	$22,903,348	$521,243	$(83,497,549)	$—	$—	$(60,072,958)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$10,160,975	$2,473,059	$(14,030,566)	$—	$—	$(1,396,532)
Total	$10,160,975	$2,473,059	$(14,030,566)	$—	$—	$(1,396,532)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2019.

Futures Contracts at Notional Amount
Long	Short
$ 1,551,092,759	$ (814,446,690)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $10 billion	0.1225%
Over $10 billion	0.1025

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.25%	May 1, 2020
Service Class	0.50	May 1, 2020

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the thirty-six months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2019 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2019, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2020. Prior to

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2019, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2019, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2019.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2019, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 384,936,604	$ 69,148,783	$ 957,612,072	$ 83,512,340

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts mark-to-market and straddle loss deferral. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2019, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 4,547,998,697	$ 361,951,010	$ (108,878,663)	$ 253,072,347

As of December 31, 2019, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2019, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2019 and 2018 are as follows:

2019 Distributions Paid From			2018 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 92,846,481	$ 397,255,817	$ —	$ 146,438,797	$ 211,379,484	$ —

As of December 31, 2019, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 83,145,121	$ 233,347,968	$ —	$ —	$ (50,749)	$ 253,072,323

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and has early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

12. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

12. LEGAL PROCEEDINGS (continued)

Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as sub-adviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties have been deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica JPMorgan Asset Allocation – Moderate Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica JPMorgan Asset Allocation – Moderate Growth VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2020

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $397,255,817 for the year ended December 31, 2019.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 18,688,422	$ 2,386,518

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Moderate VP

(unaudited)

MARKET ENVIRONMENT

In many ways, 2019 was a year of dislocation and disruption, and for market participants the yawning gulf between stock market returns and economic growth was probably the clearest illustration of this. Over the year, economic activity and asset markets moved in opposing directions as earnings growth flatlined and world gross domestic product sank to below trend, yet all major asset classes posted handsome gains. In our view, three factors – a global manufacturing slump, heightened geopolitical tension and easier monetary policy – were the hallmarks of 2019. On a relative basis, U.S. large-cap equity was the best-performing equity market for the year on a relative basis. Developed international markets and emerging markets also posted strong returns, though they lagged the U.S. fixed income markets, measured by the Bloomberg Barclays US Aggregate Bond Index, returned high single digit returns.

After a sharp sell-off in the fourth quarter of 2018, the market bounced back in the first quarter of 2019 given strong corporate profits, particularly among cyclical sectors. In spite of market gains, the 3-month and 10-year Treasury yield curve experienced a formal inversion at the end of the quarter, leading to investor concern since yield curve inversions have often historically predated recessions. Volatility escalated in May with increased tensions surrounding U.S./China tariffs as well as signs of slower economic growth globally, despite a generally constructive earnings backdrop. However, the tide began turning from quantitative tightening to broad-based easing over the summer months, as central banks moved to facilitate global growth. By August, the U.S. Federal Reserve’s (“Fed”) move to cut rates, together with President Trump’s surprise tariff proposal and weakening U.S. Manufacturing Purchasing Managers Index numbers, led to an increasingly risk-off sentiment, but despite volatility under the surface, the labor market remained tight, consumer confidence was strong, and corporate profits were sound. The market again rebounded in September, accompanied by a dramatic rotation from growth into value, and posted solid gains through the fourth quarter. Corporate profits have remained robust, with buybacks acting as a tailwind. In December, the U.S. and China reached agreement on a “Phase One Trade Deal”, easing concern surrounding the most extreme trade war scenarios.

Global fixed income markets had a solid year of returns as interest rates globally fell due to dovish central bank policies. After raising the Federal Funds Rate 25 basis points (“bps”) on nine separate occasions since 2015, the Fed reversed direction and made three 25 bps reductions in 2019, ending the year at a target range of 1.50-1.75%. High yield bonds benefited from both a fall in yields and a robust equity market, achieving double-digit returns in 2019.

PERFORMANCE

For the year ended December 31, 2019, Transamerica JPMorgan Asset Allocation – Moderate VP, Initial Class returned 16.42%. By comparison, its primary and secondary benchmarks, the Wilshire 5000 Total Market IndexSM and the Bloomberg Barclays US Aggregate Bond Index, returned 30.24% and 8.72%, respectively.

STRATEGY REVIEW

We have been positioned with a slight overweight to equities and an underweight position to fixed income duration. We have maintained a small overweight to U.S. dollar-denominated cash. Within equities, we have been positioned in favor of the U.S. and Emerging Markets while Japan and the Eurozone remained underweights. The risk management framework (“RMF”) was active and had a negative impact on performance during the 12-month period ended December 31, 2019. Security selection contributed positively during the period and tactical asset allocation decisions detracted slightly.

With regard to tactical asset allocation, the Fund entered the year underweight risk in sympathy with the RMF signals. This detracted from first quarter performance as the market rebounded sharply in January after the material sell-off in the fourth quarter of 2018. After the Fed’s pivot in February to a more accommodative stance we began to add risk back to the Portfolio which positively impacted performance. More specifically, our overweight position to real estate investment trusts and U.S. large cap equities were the largest contributors as the markets were up substantially for the year. Within fixed income our shift to an underweight duration position during the beginning of the third quarter contributed positively to performance as yields ended the year higher on optimism around trade resolution and a more benign macro backdrop.

Underlying manager performance positively contributed to performance over the 12-month period. Performance was led by Transamerica Unconstrained Bond and Transamerica International Equity, both of which meaningfully outperformed their respective benchmarks. Though overall security selection was positive, some strategies did underperform their respective benchmarks, such as the Transamerica Large Cap Value and Transamerica JP Morgan Mid-Cap Value VP.

During the fiscal year, the Portfolio used derivatives. These positions detracted from performance.

Michael Feser, CFA

Jeff Geller, CFA

Grace Koo

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Moderate VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	37.6%
U.S. Fixed Income Funds	23.6
International Equity Funds	15.4
U.S. Mixed Allocation Fund	10.4
International Alternative Funds	8.3
U.S. Alternative Fund	3.3
Repurchase Agreement	0.7
U.S. Government Obligation	0.6
Net Other Assets (Liabilities) ^	0.1
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Moderate VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	16.42%	5.83%	6.53%	05/01/2002
Wilshire 5000 Total Market IndexSM (A)	30.24%	10.97%	13.28%
Bloomberg Barclays US Aggregate Bond Index (B)	8.72%	3.05%	3.75%
Service Class	16.18%	5.56%	6.26%	05/01/2003

(A) The Wilshire 5000 Total Market IndexSM measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

(B) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

The ability of the Portfolio to achieve its objective depends largely on the performance of the underlying portfolio in which it invests. Each underlying portfolio’s performance, in turn, depends on the particular securities in which that underlying portfolio invests. Total expenses associated with the Portfolio may be higher than with other mutual funds.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Moderate VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2019, and held for the entire six-month period until December 31, 2019.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,067.00	$0.73	$1,024.50	$0.71	0.14%
Service Class	1,000.00	1,066.20	2.03	1,023.20	1.99	0.39

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Moderate VP

SCHEDULE OF INVESTMENTS

At December 31, 2019

	Shares	Value
INVESTMENT COMPANIES - 98.6%
International Alternative Funds - 8.3%
Transamerica Global Allocation Liquidating Trust (A) (B) (C) (D)	6,235	$ 23,072
Transamerica Unconstrained Bond (D)	56,796,896	562,289,274

		562,312,346

International Equity Funds - 15.4%
Transamerica Emerging Markets Equity (D)	15,704,263	162,382,078
Transamerica International Equity (D)	26,801,781	491,812,684
Transamerica International Growth (D)	33,718,323	260,979,818
Transamerica International Small Cap Value (D)	8,898,269	118,702,906

		1,033,877,486

U.S. Alternative Fund - 3.3%
Transamerica BlackRock Global Real Estate Securities VP (D)	16,465,208	220,633,791

U.S. Equity Funds - 37.6%
Transamerica Janus Mid-Cap Growth VP (D)	4,688,309	185,563,257
Transamerica JPMorgan Enhanced Index VP (D)	37,228,292	819,394,715
Transamerica JPMorgan Mid Cap Value VP (D)	4,027,063	65,560,593
Transamerica Large Cap Value (D)	47,572,903	531,865,060
Transamerica Mid Cap Growth (D)	6,210,930	67,947,573
Transamerica Mid Cap Value Opportunities (D)	9,309,071	109,847,042
Transamerica Morgan Stanley Capital Growth VP (D)	16,398,030	302,707,635
Transamerica Small Company Growth Liquidating Trust (A) (B) (C) (D)	5,959	3,708
Transamerica T. Rowe Price Small Cap VP (D)	8,738,268	143,482,364
Transamerica WMC US Growth VP (D)	8,864,264	304,487,475

		2,530,859,422

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 23.6%
Transamerica Core Bond (D)	40,405,952	$ 411,332,590
Transamerica High Yield Bond (D)	24,800,956	229,408,839
Transamerica Intermediate Bond (D)	90,654,411	945,525,509

		1,586,266,938

U.S. Mixed Allocation Fund - 10.4%
Transamerica PIMCO Total Return VP (D)	59,326,397	697,678,427

Total Investment Companies (Cost $6,355,128,986)		6,631,628,410

	Principal	Value
U.S. GOVERNMENT OBLIGATION - 0.6%
U.S. Treasury - 0.6%
U.S. Treasury Note 2.00%, 01/31/2020 (E)	$ 42,590,000	42,601,266

Total U.S. Government Obligation (Cost $42,532,571)		42,601,266

REPURCHASE AGREEMENT - 0.7%
Fixed Income Clearing Corp., 0.85% (F), dated 12/31/2019, to be repurchased at $45,635,964 on 01/02/2020. Collateralized by a U.S. Government Obligation, 2.75%, due 09/15/2021, and with a value of $46,547,659.	45,633,809	45,633,809

Total Repurchase Agreement (Cost $45,633,809)		45,633,809

Total Investments (Cost $6,443,295,366)		6,719,863,485
Net Other Assets (Liabilities) - 0.1%		4,887,618

Net Assets - 100.0%		$ 6,724,751,103

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	16,527	03/31/2020	$1,966,632,222	$1,960,257,140	$—	$(6,375,082)
CAD Currency	869	03/17/2020	65,898,016	66,986,865	1,088,849	—
MSCI EAFE Index	662	03/20/2020	66,766,155	67,408,150	641,995	—
MSCI Emerging Markets Index	4,285	03/20/2020	233,143,750	240,002,850	6,859,100	—
S&P 500® E-Mini Index	1,559	03/20/2020	247,174,820	251,864,245	4,689,425	—

Total					$13,279,369	$(6,375,082)

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
10-Year U.S. Treasury Note	(3,888)	03/20/2020	$(503,608,946)	$(499,304,250)	$4,304,696	$—
30-Year U.S. Treasury Bond	(2,598)	03/20/2020	(412,087,982)	(405,044,437)	7,043,545	—
E-Mini Russell 2000® Index	(371)	03/20/2020	(30,580,777)	(30,989,630)	—	(408,853)
TOPIX Index	(838)	03/12/2020	(133,889,116)	(132,731,858)	1,157,258	—
U.S. Treasury Ultra Bond	(1,952)	03/20/2020	(363,455,985)	(354,593,000)	8,862,985	—

Total					$21,368,484	$(408,853)

Total Futures Contracts					$34,647,853	$(6,783,935)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Moderate VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

SECURITY VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$6,631,601,630	$—	$—	$6,631,601,630
U.S. Government Obligation	—	42,601,266	—	42,601,266
Repurchase Agreement	—	45,633,809	—	45,633,809

Total	$6,631,601,630	$88,235,075	$—	$6,719,836,705

Investment Companies Measured at Net Asset Value (C)				26,780

Total Investments				6,719,863,485

Other Financial Instruments
Futures Contracts (H)	$34,647,853	$—	$—	$34,647,853

Total Other Financial Instruments	$34,647,853	$—	$—	$34,647,853

LIABILITIES
Other Financial Instruments
Futures Contracts (H)	$(6,783,935)	$—	$—	$(6,783,935)

Total Other Financial Instruments	$(6,783,935)	$—	$—	$(6,783,935)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Restricted securities. At December 31, 2019, the value of such securities held by the Portfolio are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$64,152	$23,072	0.0	%(I)

Investment Companies	Transamerica Small Company Growth Liquidating Trust	10/26/2012	59,594	3,708	0.0	(I)

Total			$123,746	$26,780	0.0	%(I)

(C)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.
(D)	Affiliated investment in the Class I2 shares, and liquidating trusts of Transamerica Funds and/or affiliated investment in the Initial Class shares of Transamerica Series Trust. The Portfolio’s transactions and earnings are as follows:

Affiliated Investments	Value December 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2019	Shares as of December 31, 2019	Dividend Income	Net Capital Gain Distributions
Transamerica BlackRock Global Real Estate Securities VP	$—	$193,649,736	$—	$—	$26,984,055	$220,633,791	16,465,208	$1,871,721	$—
Transamerica Core Bond	384,860,185	30,032,023	(24,280,798)	(2,253,634)	22,974,814	411,332,590	40,405,952	11,425,710	—
Transamerica Emerging Markets Equity	139,503,172	4,360,811	—	—	18,518,095	162,382,078	15,704,263	4,360,811	—
Transamerica Floating Rate	157,224,550	6,918,929	(166,896,504)	(4,951,026)	7,704,051	—	—	6,908,403	—
Transamerica Global Allocation Liquidating Trust	184,825	—	(157,139)	(156,579)	151,965	23,072	6,235	—	—
Transamerica High Yield Bond	201,319,851	12,463,729	(65,185)	(3,148)	15,693,592	229,408,839	24,800,956	12,364,206	—
Transamerica Inflation Opportunities	—	1,731,205	(1,784,227)	53,022	—	—	—	—	—
Transamerica Intermediate Bond	971,445,954	39,901,324	(121,251,320)	979,555	54,449,996	945,525,509	90,654,411	26,430,428	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Moderate VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

Affiliated Investments	Value December 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2019	Shares as of December 31, 2019	Dividend Income	Net Capital Gain Distributions
Transamerica International Equity	$393,137,695	$27,164,421	$—	$—	$71,510,568	$491,812,684	26,801,781	$13,599,164	$—
Transamerica International Growth	258,208,140	8,317,928	(60,789,830)	(12,545,845)	67,789,425	260,979,818	33,718,323	4,960,857	—
Transamerica International Small Cap Value	94,483,357	2,613,518	—	—	21,606,031	118,702,906	8,898,269	2,613,518	—
Transamerica Janus Mid-Cap Growth VP	150,013,625	10,165,900	(18,905,689)	8,103,407	36,186,014	185,563,257	4,688,309	233,507	9,932,393
Transamerica JPMorgan Enhanced Index VP	606,860,882	148,633,151	(37,808,196)	7,499,716	94,209,162	819,394,715	37,228,292	11,649,695	83,105,263
Transamerica JPMorgan Mid Cap Value VP	51,946,400	6,350,484	—	—	7,263,709	65,560,593	4,027,063	969,138	5,381,345
Transamerica Large Cap Value	451,426,090	42,193,611	(18,654,595)	(434,446)	57,334,400	531,865,060	47,572,903	10,748,864	14,069,874
Transamerica Mid Cap Growth	—	63,747,037	—	—	4,200,536	67,947,573	6,210,930	—	1,107,018
Transamerica Mid Cap Value Opportunities	87,951,136	4,244,560	—	—	17,651,346	109,847,042	9,309,071	1,199,821	3,044,738
Transamerica Morgan Stanley Capital Growth VP (J)	287,788,619	129,502,740	(60,421,516)	4,843,542	(59,005,750)	302,707,635	16,398,030	3,879,374	125,623,366
Transamerica PIMCO Total Return VP	702,557,944	30,815,036	(74,037,197)	(3,913,868)	42,256,512	697,678,427	59,326,397	17,344,140	—
Transamerica Short-Term Bond	—	12,781,491	(12,924,230)	142,739	—	—	—	4,709	—
Transamerica Small Cap Value	50,696,738	—	(58,072,732)	(6,832,017)	14,208,011	—	—	—	—
Transamerica Small Company Growth Liquidating Trust	3,706	—	—	—	2	3,708	5,959	—	—
Transamerica Small/Mid Cap Value VP	—	115,468	(107,923)	(7,545)	—	—	—	—	—
Transamerica T. Rowe Price Small Cap VP	114,741,532	14,616,856	(8,212,590)	1,073,788	21,262,778	143,482,364	8,738,268	—	14,616,856
Transamerica Unconstrained Bond	310,230,362	246,671,673	(11,476,315)	(234,814)	17,098,368	562,289,274	56,796,896	12,423,284	—
Transamerica WMC US Growth VP	264,066,865	33,993,861	(62,164,256)	10,466,334	58,124,671	304,487,475	8,864,264	3,126,510	20,009,015

Total	$5,678,651,628	$1,070,985,492	$(738,010,242)	$1,829,181	$618,172,351	$6,631,628,410	516,621,780	$146,113,860	$276,889,868

(E)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The value of the security is $42,352,000.
(F)	Rate disclosed reflects the yield at December 31, 2019.
(G)	There were no transfers in or out of Level 3 during the year ended December 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(H)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).
(I)	Percentage rounds to less than 0.1% or (0.1)%.
(J)	Includes activity from Transamerica Jennison Growth VP, which merged into Transamerica Morgan Stanley Capital Growth VP on November 1, 2019.

CURRENCY ABBREVIATION:

CAD	Canadian Dollar

PORTFOLIO ABBREVIATIONS:

EAFE	Europe, Australasia and Far East
TOPIX	Tokyo Price Index

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Moderate VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2019

Assets:
Affiliated investments, at value (cost $6,355,128,986)	$6,631,628,410
Unaffiliated investments, at value (cost $42,532,571)	42,601,266
Repurchase agreement, at value (cost $45,633,809)	45,633,809
Receivables and other assets:
Net income from securities lending	210
Shares of beneficial interest sold	1,426,009
Dividends	2,589,132
Interest	357,680
Variation margin receivable on futures contracts	6,297,336

Total assets	6,730,533,852

Liabilities:
Payables and other liabilities:
Investments purchased	2,656,146
Shares of beneficial interest redeemed	667,162
Investment management fees	712,602
Distribution and service fees	1,329,006
Transfer agent costs	9,107
Trustees, CCO and deferred compensation fees	21,911
Audit and tax fees	40,030
Custody fees	44,585
Legal fees	71,490
Printing and shareholder reports fees	149,587
Other accrued expenses	81,123

Total liabilities	5,782,749

Net assets	$6,724,751,103

Net assets consist of:
Capital stock ($0.01 par value)	$5,676,684
Additional paid-in capital	6,110,176,646
Total distributable earnings (accumulated losses)	608,897,773

Net assets	$6,724,751,103

Net assets by class:
Initial Class	$575,923,471
Service Class	6,148,827,632

Shares outstanding:
Initial Class	47,933,421
Service Class	519,734,971

Net asset value and offering price per share:
Initial Class	$12.02
Service Class	11.83

STATEMENT OF OPERATIONS

For the year ended December 31, 2019

Investment Income:
Dividend income from affiliated investments	$146,113,860
Dividend income from unaffiliated investments	5,747
Interest income from unaffiliated investments	1,630,769

Total investment income	147,750,376

Expenses:
Investment management fees	7,680,756
Distribution and service fees:
Service Class	14,270,043
Transfer agent costs	93,983
Trustees, CCO and deferred compensation fees	192,613
Audit and tax fees	79,898
Custody fees	79,686
Legal fees	334,161
Printing and shareholder reports fees	215,579
Other	320,302

Total expenses	23,267,021

Net investment income (loss)	124,483,355

Net realized gain (loss) on:
Affiliated investments	1,829,181
Unaffiliated investments	4,122,904
Capital gain distributions received from affiliated investment companies	276,889,868
Futures contracts	(68,806,720)

Net realized gain (loss)	214,035,233

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	618,172,351
Unaffiliated investments	(5,498,685)
Futures contracts	(1,472,193)
Translation of assets and liabilities denominated in foreign currencies	17,662

Net change in unrealized appreciation (depreciation)	611,219,135

Net realized and change in unrealized gain (loss)	825,254,368

Net increase (decrease) in net assets resulting from operations	$949,737,723

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Moderate VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2019	December 31, 2018
From operations:
Net investment income (loss)	$124,483,355	$124,856,106
Net realized gain (loss)	214,035,233	342,620,948
Net change in unrealized appreciation (depreciation)	611,219,135	(809,456,445)

Net increase (decrease) in net assets resulting from operations	949,737,723	(341,979,391)

Dividends and/or distributions to shareholders:
Initial Class	(43,811,454)	(39,342,021)
Service Class	(440,601,138)	(368,161,013)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(484,412,592)	(407,503,034)

Capital share transactions:
Proceeds from shares sold:
Initial Class	14,237,210	29,032,775
Service Class	92,308,507	173,013,083

	106,545,717	202,045,858

Issued from fund acquisition:
Service Class	102,131,947	—

	102,131,947	—

Dividends and/or distributions reinvested:
Initial Class	43,811,454	39,342,021
Service Class	440,601,138	368,161,013

	484,412,592	407,503,034

Cost of shares redeemed:
Initial Class	(73,287,245)	(84,872,554)
Service Class	(258,238,813)	(267,243,346)

	(331,526,058)	(352,115,900)

Net increase (decrease) in net assets resulting from capital share transactions	361,564,198	257,432,992

Net increase (decrease) in net assets	826,889,329	(492,049,433)

Net assets:
Beginning of year	5,897,861,774	6,389,911,207

End of year	$6,724,751,103	$5,897,861,774

Capital share transactions - shares:
Shares issued:
Initial Class	1,207,134	2,369,901
Service Class	7,960,906	14,119,562

	9,168,040	16,489,463

Shares issued on fund acquisition:
Service Class	8,928,632	—

	8,928,632	—

Shares reinvested:
Initial Class	3,918,735	3,270,326
Service Class	39,981,954	31,016,092

	43,900,689	34,286,418

Shares redeemed:
Initial Class	(6,234,103)	(6,904,833)
Service Class	(22,310,706)	(22,136,530)

	(28,544,809)	(29,041,363)

Net increase (decrease) in shares outstanding:
Initial Class	(1,108,234)	(1,264,606)
Service Class	34,560,786	22,999,124

	33,452,552	21,734,518

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Moderate VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2019	December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015
Net asset value, beginning of year	$11.18	$12.62		$11.30		$11.22		$12.17

Investment operations:
Net investment income (loss) (A)	0.26	0.27		0.22		0.22	(B)	0.24
Net realized and unrealized gain (loss)	1.54	(0.88)		1.61		0.40		(0.52)

Total investment operations	1.80	(0.61)		1.83		0.62		(0.28)

Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.22)		(0.23)		(0.25)		(0.25)
Net realized gains	(0.69)	(0.61)		(0.28)		(0.29)		(0.42)

Total dividends and/or distributions to shareholders	(0.96)	(0.83)		(0.51)		(0.54)		(0.67)

Net asset value, end of year	$12.02	$11.18		$12.62		$11.30		$11.22

Total return	16.42%	(5.13)%		16.47%		5.56%		(2.23)%

Ratio and supplemental data:
Net assets end of year (000’s)	$575,923	$548,520		$634,841		$610,851		$642,102
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.14%	0.15%		0.14%		0.14%		0.14%
Including waiver and/or reimbursement and recapture	0.14%	0.15	%(D)	0.14	%(D)	0.13	%(B)	0.14%
Net investment income (loss) to average net assets	2.19%	2.20%		1.84%		1.96	%(B)	1.97%
Portfolio turnover rate	11%	14%		3%		63%		33%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2019	December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015
Net asset value, beginning of year	$11.03	$12.45		$11.16		$11.09		$12.03

Investment operations:
Net investment income (loss) (A)	0.23	0.24		0.19		0.19	(B)	0.21
Net realized and unrealized gain (loss)	1.50	(0.86)		1.58		0.39		(0.51)

Total investment operations	1.73	(0.62)		1.77		0.58		(0.30)

Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.19)		(0.20)		(0.22)		(0.22)
Net realized gains	(0.69)	(0.61)		(0.28)		(0.29)		(0.42)

Total dividends and/or distributions to shareholders	(0.93)	(0.80)		(0.48)		(0.51)		(0.64)

Net asset value, end of year	$11.83	$11.03		$12.45		$11.16		$11.09

Total return	16.18%	(5.35)%		16.12%		5.26%		(2.48)%

Ratio and supplemental data:
Net assets end of year (000’s)	$6,148,828	$5,349,342		$5,755,070		$5,365,006		$5,536,501
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.39%	0.40%		0.39%		0.39%		0.39%
Including waiver and/or reimbursement and recapture	0.39%	0.40	%(D)	0.39	%(D)	0.38	%(B)	0.39%
Net investment income (loss) to average net assets	1.97%	1.98%		1.60%		1.72	%(B)	1.79%
Portfolio turnover rate	11%	14%		3%		63%		33%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2019

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Asset Allocation – Moderate VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2019 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SECURITY VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2019, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV of the underlying Portfolios as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying portfolios and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

4. SECURITIES AND OTHER INVESTMENTS

Restricted securities: The Portfolio may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at December 31, 2019, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2019, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2019.

Repurchase agreements at December 31, 2019, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio, uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2019, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2019.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$20,211,226	$1,088,849	$13,347,778	$—	$—	$34,647,853
Total	$20,211,226	$1,088,849	$13,347,778	$—	$—	$34,647,853

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$(6,375,082)	$—	$(408,853)	$—	$—	$(6,783,935)
Total	$(6,375,082)	$—	$(408,853)	$—	$—	$(6,783,935)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2019.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$34,253,973	$418,610	$(103,479,303)	$—	$—	$(68,806,720)
Total	$34,253,973	$418,610	$(103,479,303)	$—	$—	$(68,806,720)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$12,145,509	$2,138,109	$(15,755,811)	$—	$—	$(1,472,193)
Total	$12,145,509	$2,138,109	$(15,755,811)	$—	$—	$(1,472,193)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2019.

Futures Contracts at Notional Amount
Long	Short
$ 1,880,719,371	$ (942,495,062)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $10 billion	0.1225%
Over $10 billion	0.1025

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.25%	May 1, 2020
Service Class	0.50	May 1, 2020

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the thirty-six months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2019 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2019, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2020. Prior to

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2019, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2019, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2019.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2019, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 596,025,547	$ 84,766,047	$ 780,469,857	$ 99,282,459

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts mark to market and outstanding straddle deferrals. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

differences to reflect tax character. The primary permanent differences are due to foreign currency gain and losses, and wash sales from mergers. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings
$ 1,155,822	$ (1,155,822)

As of December 31, 2019, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 6,447,661,117	$ 416,694,242	$ (143,334,616)	$ 273,359,626

As of December 31, 2019, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2019, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2019 and 2018 are as follows:

2019 Distributions Paid From			2018 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 124,556,567	$ 359,856,025	$ —	$ 165,334,629	$ 242,168,405	$ —

As of December 31, 2019, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 132,795,231	$ 202,818,832	$ —	$ —	$ (75,883)	$ 273,359,593

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and has early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

11. REORGANIZATION

Following the close of business on November 1, 2019, the Portfolio acquired all of the net assets of Transamerica Madison Balanced Allocation VP (“Madison Balanced Allocation VP”) pursuant to a Plan of Reorganization. The Portfolio is the accounting survivor. The purpose of the transaction was to achieve operating efficiencies and a more cohesive, focused, and streamlined fund complex. The reorganization was accomplished by a tax-free exchange of shares of the Portfolio for shares of Madison Balanced Allocation VP outstanding following the close of business on November 1, 2019. The cost basis of the investments received from Madison Balanced Allocation VP was carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

11. REORGANIZATION (continued)

Shares issued to Madison Balanced Allocation VP shareholders, along with the exchange ratio of the reorganization for Portfolio, were as follows:

Madison Balanced Allocation VP Class	Madison Balanced Allocation VP Shares	Portfolio Class	Portfolio Shares	Dollar Amount	Exchange Ratio (A)
Service	9,114,873	Service	8,928,632	$ 102,131,947	0.98

(A)	Calculated by dividing the Portfolio shares issuable by the Madison Balanced Allocation VP shares outstanding on November 1, 2019.

The net assets of Madison Balanced Allocation VP, including unrealized appreciation (depreciation), were combined with those of Portfolio. These amounts were as follows:

Madison Balanced Allocation VP Unrealized Appreciation (Depreciation)	Madison Balanced Allocation VP Net Assets	Portfolio Net Assets Prior to Reorganization	Net Assets After Reorganization
$ 5,222,230	$ 102,131,947	$ 6,416,843,017	$ 6,518,974,964

Assuming the reorganization had been completed on January 1, 2020, the beginning of the annual reporting period of the Portfolio, the pro forma results of operations for the year ended December 31, 2019, are as follows:

Net investment income (loss)	$125,596,615
Net realized and change in unrealized gain (loss)	837,981,132
Net increase (decrease) in net assets resulting from operations	963,577,747

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings of Madison Balanced Allocation VP that have been included in the Portfolio’s Statement of Operations following the close of business on November 1, 2019.

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

13. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as sub-adviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

13. LEGAL PROCEEDINGS (continued)

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties have been deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica JPMorgan Asset Allocation – Moderate VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica JPMorgan Asset Allocation – Moderate VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2020

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Asset Allocation – Moderate VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $359,856,025 for the year ended December 31, 2019.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 18,407,350	$ 2,341,574

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Core Bond VP

(unaudited)

MARKET ENVIRONMENT

Risk assets rebounded in the first quarter of 2019, following the rocky end to 2018. Optimism about the U.S.-China trade agreement and dovish U.S. Federal Reserve (“Fed”) rhetoric propelled risk assets higher despite a string of weak economic data releases in Europe and China, as markets believed that these economies would stabilize and avoid a hard landing.

Risk assets and U.S. government securities rallied in the second quarter amid sub-trend global growth, ongoing trade tensions and a dovish shift from the Fed. The threat of intensifying trade tensions dominated the narrative. After appearing to progress early in the quarter, U.S.-China trade negotiations took an unexpected turn for the worse in early May when the Trump administration abruptly raised tariffs on $200 billion of Chinese imports from 10% to 25%, and announced its intention to expand the 25% tariffs to the remaining $300 billion of imports from China. The sudden shift in rhetoric led government bond yields to plunge across the yield curve in the flight to quality move.

In the third quarter, economic growth and global trade continued to dominate investor attention. The quarter was marked by a continued slowdown in the global economy, offset by further monetary easing from the U.S. and Europe. Risk assets and government bonds rallied in response.

All major risk assets rallied in the fourth quarter as trade tensions between the U.S. and China eased, recession risk abated, and optimism improved. A “Phase One Trade Deal”, in which the U.S. agreed not to implement tariffs that were scheduled to take place in December and to cut in half the tariffs already applied to Chinese goods in September, is expected to be signed in early January. Credit spreads tightened and the Treasury yield curve steepened.

PERFORMANCE

For the year ended December 31, 2019, Transamerica JPMorgan Core Bond VP, Initial Class returned 8.53%. By comparison, its benchmark, the Bloomberg Barclays US Aggregate Bond Index, returned 8.72%.

STRATEGY REVIEW

During the fiscal year, the Treasury yields fell, and the yield curve steepened as short-end yields moved lower than yields on the long end. The spread between the 2-year and 10-year Treasury rose during the year to finish the period with a positive slope. The Portfolio held a longer duration posture for most of the year, benefitting performance as Treasury rates rallied. In addition, our overweight to the 10+ year part of the curve and underweight to the short end of the curve added to performance as rates fell across the curve, but more so at the long end.

Our longer spread duration profile and underweight to Treasury debt added to performance over the year as risk assets rallied and spreads tightened in 2019. All spread sectors outperformed duration neutral Treasuries during the year.

Investment grade corporate credit was the best performing sector during the year as the option-adjusted spread of the Bloomberg Barclays Corporate Index ended the period tighter than at the start of the year. The move resulted in corporates outperforming duration neutral Treasuries materially. The best sub-sector within corporates was industrials, followed by financials and utilities. The non-corporate credit sectors also outperformed duration-like Treasuries. The Portfolio’s underweight to investment grade credit was a drag on performance as credit was the top performing sector. This was more than offset, however, by positive security selection, specifically within communications and consumer non-cyclical sub-sectors.

Our overweight allocation to asset-backed securities (“ABS”) was a detractor to performance. While ABS generated positive returns year-to-date, our shorter duration ABS profile relative to longer dated securities led to underperformance.

Agency mortgage-backed securities sector finished the year strong, with spread tightening at the end of the year fueled by stable interest rates, a seasonal decline in supply, and a supportive macro-backdrop. As a result, the Portfolio’s security selection was a detractor on the year, as our bias for Agency Commercial Mortgage-Backed Securities and Collateralized Mortgage Obligations underperformed index pass-throughs.

Richard Figuly

Barbara Miller

Justin Rucker

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Core Bond VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Government Agency Obligations	29.1%
U.S. Government Obligations	25.2
Corporate Debt Securities	24.6
Asset-Backed Securities	13.1
Mortgage-Backed Securities	3.8
Repurchase Agreement	2.5
Foreign Government Obligations	1.1
Other Investment Company	1.1
Municipal Government Obligations	0.1
Net Other Assets (Liabilities)	(0.6)
Total	100.0%

Current	and future portfolio holdings are subject to change and risk.

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	54.3%
AAA	7.3
AA	4.1
A	10.5
BBB	14.0
BB	0.2
B	0.0 *
CCC and Below	0.0 *
Not Rated	10.2
Net Other Assets (Liabilities)	(0.6)
Total	100.0%

Portfolio Characteristics	Years
Average Maturity §	7.64
Duration †	5.84
§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Core Bond VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	8.53%	3.01%	3.89%	10/02/1986
Bloomberg Barclays US Aggregate Bond Index (A)	8.72%	3.05%	3.75%
Service Class	8.25%	2.75%	3.64%	05/01/2003

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Generally, each subaccount has broad risks that apply to all subaccounts, such as market risk, as well as specific risks of investing in particular types of subaccounts.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Core Bond VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2019, and held for the entire six-month period until December 31, 2019.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,023.10	$2.65	$1,022.60	$2.65	0.52%
Service Class	1,000.00	1,022.20	3.92	1,021.30	3.92	0.77

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS

At December 31, 2019

	Principal	Value
ASSET-BACKED SECURITIES - 13.1%
American Credit Acceptance Receivables Trust
Series 2016-3, Class C,
4.26%, 08/12/2022 (A)	$ 175,423	$ 176,018
Series 2016-4, Class C,
2.91%, 02/13/2023 (A)	9,155	9,156
Series 2018-2, Class B,
3.46%, 08/10/2022 (A)	190,035	190,169
American Homes 4 Rent Trust
Series 2014-SFR2, Class A,
3.79%, 10/17/2036 (A)	456,245	476,514
Series 2014-SFR2, Class E,
6.23%, 10/17/2036 (A)	150,000	166,801
Series 2014-SFR3, Class E,
6.42%, 12/17/2036 (A)	175,000	196,580
Series 2015-SFR1, Class A,
3.47%, 04/17/2052 (A)	869,012	895,239
Series 2015-SFR1, Class D,
4.41%, 04/17/2052 (A)	1,200,000	1,253,865
Series 2015-SFR1, Class E,
5.64%, 04/17/2052 (A)	292,500	314,899
Series 2015-SFR2, Class D,
5.04%, 10/17/2052 (A)	700,000	752,768
Series 2015-SFR2, Class E,
6.07%, 10/17/2052 (A)	430,000	473,766
American Tower Trust #1 Series 2013-2A, Class 2A, 3.07%, 03/15/2048 (A)	350,000	354,588
AmeriCredit Automobile Receivables Trust
Series 2016-4, Class B,
1.83%, 12/08/2021	310,941	310,852
Series 2017-1, Class B,
2.30%, 02/18/2022	269,000	269,191
Series 2017-1, Class C,
2.71%, 08/18/2022	144,000	144,870
Series 2017-1, Class D,
3.13%, 01/18/2023	323,000	326,724
B2R Mortgage Trust
Series 2015-2, Class A,
3.34%, 11/15/2048 (A)	252,429	253,154
Series 2016-1, Class A,
2.57%, 06/15/2049 (A)	408,356	408,560
Business Jet Securities LLC
Series 2018-1, Class A,
4.34%, 02/15/2033 (A)	458,517	463,589
Series 2018-2, Class A,
4.45%, 06/15/2033 (A)	648,369	658,093
Series 2019-1, Class A,
4.21%, 07/15/2034 (A)	1,503,299	1,543,167
BXG Receivables Note Trust Series 2012-A, Class A, 2.66%, 12/02/2027 (A)	14,167	14,166
Cabela’s Credit Card Master Note Trust Series 2015-1A, Class A1, 2.26%, 03/15/2023	600,000	600,245
Camillo Trust Series 2016-SFR1, 5.00%, 12/05/2023 (B) (C) (D)	1,074,586	1,072,235

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Capital Auto Receivables Asset Trust Series 2018-1, Class A3, 2.79%, 01/20/2022 (A)	$ 837,029	$ 838,944
CarMax Auto Owner Trust Series 2016-4, Class A4, 1.60%, 06/15/2022	200,000	199,391
Carnow Auto Receivables Trust Series 2018-1A, Class B, 4.26%, 09/15/2023 (A)	1,560,000	1,575,288
Carvana Auto Receivables Trust
Series 2019-2A, Class C,
3.00%, 06/17/2024 (A)	1,350,000	1,353,030
Series 2019-3A, Class D,
3.04%, 04/15/2025 (A)	1,620,000	1,615,475
Chase Funding Trust Series 2003-6, Class 1A7, 5.02% (E), 11/25/2034	33,315	34,535
CIG Auto Receivables Trust Series 2017-1A, Class A, 2.71%, 05/15/2023 (A)	67,976	68,051
CLUB Credit Trust Series 2017-P2, Class A, 2.61%, 01/15/2024 (A)	11,855	11,856
Colony American Finance, Ltd. Series 2016-2, Class A, 2.55%, 11/15/2048 (A)	205,510	205,174
Corevest American Finance Trust
Series 2019-1, Class B,
3.88%, 03/15/2052 (A)	690,000	722,952
Series 2019-3, Class A,
2.71%, 10/15/2052 (A)	813,988	813,596
CPS Auto Receivables Trust
Series 2014-D, Class C,
4.35%, 11/16/2020 (A)	10,737	10,745
Series 2015-C, Class D,
4.63%, 08/16/2021 (A)	275,400	277,498
Series 2016-C, Class C,
3.27%, 06/15/2022 (A)	180,706	180,866
Series 2017-C, Class C,
2.86%, 06/15/2023 (A)	677,216	677,872
Credit Acceptance Auto Loan Trust
Series 2017-1A, Class A,
2.56%, 10/15/2025 (A)	12,065	12,066
Series 2017-1A, Class B,
3.04%, 12/15/2025 (A)	250,000	250,461
Series 2017-1A, Class C,
3.48%, 02/17/2026 (A)	250,000	251,123
Series 2017-2A, Class B,
3.02%, 04/15/2026 (A)	1,260,000	1,266,137
Series 2018-1A, Class A,
3.01%, 02/16/2027 (A)	413,000	414,540
Series 2019-1A, Class A,
3.33%, 02/15/2028 (A)	825,000	839,655
CSMA SFR Holdings LLC Series 2019-1, Class A, 2.00%, 04/25/2023	1,063,500	1,063,500
Diamond Resorts Owner Trust
Series 2017-1A, Class A,
3.27%, 10/22/2029 (A)	208,001	210,054

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Diamond Resorts Owner Trust (continued)
Series 2018-1, Class A,
3.70%, 01/21/2031 (A)	$ 401,484	$ 410,907
Drive Auto Receivables Trust
Series 2015-DA, Class D,
4.59%, 01/17/2023 (A)	161,676	161,808
Series 2016-CA, Class D,
4.18%, 03/15/2024 (A)	613,585	620,989
Series 2017-3, Class D,
3.53%, 12/15/2023 (A)	1,520,000	1,533,986
Series 2017-AA, Class C,
2.98%, 01/18/2022 (A)	17,635	17,640
Series 2017-AA, Class D,
4.16%, 05/15/2024 (A)	372,000	377,071
Series 2018-4, Class C,
3.66%, 11/15/2024	944,000	952,809
Series 2019-1, Class D,
4.09%, 06/15/2026	340,000	350,072
DT Asset Trust Series 2017, Class B, 5.84%, 12/16/2022	600,000	600,490
DT Auto Owner Trust
Series 2016-4A, Class D,
3.77%, 10/17/2022 (A)	193,483	194,372
Series 2017-1A, Class D,
3.55%, 11/15/2022 (A)	267,667	269,126
Series 2017-3A, Class D,
3.58%, 05/15/2023 (A)	305,000	306,813
Series 2019-4A, Class C,
2.73%, 07/15/2025 (A)	1,121,000	1,119,508
Engs Commercial Finance Trust Series 2016-1A, Class A2, 2.63%, 02/22/2022 (A)	27,534	27,548
Exeter Automobile Receivables Trust
Series 2016-1A, Class C,
5.52%, 10/15/2021 (A)	94,119	94,406
Series 2016-3A, Class B,
2.84%, 08/16/2021 (A)	3,448	3,448
Series 2017-1A, Class C,
3.95%, 12/15/2022 (A)	180,000	181,563
Series 2017-3A, Class C,
3.68%, 07/17/2023 (A)	658,000	668,153
Series 2018-4A, Class B,
3.64%, 11/15/2022 (A)	353,000	354,692
Series 2019-3A, Class D,
3.11%, 08/15/2025 (A)	1,180,000	1,188,944
First Investors Auto Owner Trust Series 2017-3A, Class A2, 2.41%, 12/15/2022 (A)	534,137	534,390
Flagship Credit Auto Trust
Series 2015-3, Class C,
4.65%, 03/15/2022 (A)	125,204	126,199
Series 2016-1, Class C,
6.22%, 06/15/2022 (A)	600,000	615,598
Series 2016-4, Class C,
2.71%, 11/15/2022 (A)	423,000	423,436
Series 2019-4, Class D,
3.12%, 01/15/2026 (A)	1,350,000	1,347,913

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Fort Cre LLC Series 2018-1A, Class C, 1-Month LIBOR + 2.83%, 4.62% (E), 11/16/2035 (A)	$ 1,535,000	$ 1,534,839
Foundation Finance Trust Series 2019-1A, Class A, 3.86%, 11/15/2034 (A)	452,522	459,222
FREED ABS Trust Series 2019-2, Class A, 2.62%, 11/18/2026 (A)	630,869	630,866
Freedom Financial Trust
Series 2018-1, Class A,
3.61%, 07/18/2024 (A)	155,590	156,268
Series 2018-2, Class A,
3.99%, 10/20/2025 (A)	374,635	377,218
FTF Funding II LLC Series 2019-1, Class A, Zero Coupon, 08/15/2020	1,445,776	1,446,267
GLS Auto Receivables Issuer Trust Series 2019-1A, Class A, 3.37%, 01/17/2023 (A)	238,000	239,407
Gold Key Resorts LLC Series 2014-A, Class A, 3.22%, 03/17/2031 (A)	59,716	59,748
Goodgreen Trust
Series 2017, Class R1,
5.00%, 10/20/2051	1,128,617	1,113,505
Series 2017-1A, Class A,
3.74%, 10/15/2052 (A)	160,341	165,266
Series 2017-2A, Class A,
3.26%, 10/15/2053 (A)	699,384	709,333
Series 2019-2A, Class A,
2.76%, 10/15/2054 (A)	799,362	792,508
Hero Funding Trust
Series 2017-1A, Class A2,
4.46%, 09/20/2047 (A)	514,043	536,588
Series 2017-3A, Class A2,
3.95%, 09/20/2048 (A)	607,757	620,757
Hilton Grand Vacations Trust Series 2017-AA, Class A, 2.66%, 12/26/2028 (A)	169,962	170,657
Kabbage Funding LLC
Series 2019-1, Class A,
3.83%, 03/15/2024 (A)	1,998,000	2,020,053
Series 2019-1, Class B,
4.07%, 03/15/2024 (A)	1,010,000	1,019,941
KGS-Alpha SBA COOF Trust, Interest Only STRIPS
Series 2012-2, Class A,
0.83% (E), 08/25/2038 (A)	568,765	12,462
Series 2013-2, Class A,
1.70% (E), 03/25/2039 (A)	560,151	23,723
Series 2014-2, Class A,
2.92% (E), 04/25/2040 (A)	257,675	20,830
Legacy Mortgage Asset Trust Series 2019-GS5, Class A1, 3.20% (E), 05/25/2059 (A)	2,002,707	2,005,105

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value
ASSET-BACKED SECURITIES (continued)
LL ABS Trust Series 2019-1A, Class A, 2.87%, 03/15/2027 (A)	$ 870,000	$ 869,936
LV Tower 52 Series 2013-1, Class A, 5.75%, 07/15/2019 (A)	684,409	687,831
Mariner Finance Issuance Trust
Series 2019-AA, Class B,
3.51%, 07/20/2032 (A)	785,000	786,329
Series 2019-AA, Class C,
4.01%, 07/20/2032 (A)	2,060,000	2,063,936
OnDeck Asset Securitization Trust LLC Series 2018-1A, Class A, 3.50%, 04/18/2022 (A)	351,000	351,307
OneMain Financial Issuance Trust Series 2016-1A, Class A, 3.66%, 02/20/2029 (A)	85,076	85,245
Oportun Funding IX LLC Series 2018-B, Class A, 3.91%, 07/08/2024 (A)	1,165,000	1,179,506
Oportun Funding VI LLC Series 2017-A, Class A, 3.23%, 06/08/2023 (A)	405,000	405,040
Oportun Funding VII LLC Series 2017-B, Class A, 3.22%, 10/10/2023 (A)	309,000	309,554
Oportun Funding VIII LLC Series 2018-A, Class A, 3.61%, 03/08/2024 (A)	655,000	660,758
Orange Lake Timeshare Trust Series 2019-A, Class C, 3.61%, 04/09/2038 (A)	2,033,958	2,056,465
Pretium Mortgage Credit Partners I LLC Series 2018-NPL4, Class A1, 4.83% (E), 09/25/2058 (A)	428,662	430,736
Progress Residential Trust
Series 2015-SFR3, Class A,
3.07%, 11/12/2032 (A)	1,729,127	1,726,948
Series 2015-SFR3, Class D,
4.67%, 11/12/2032 (A)	300,000	299,667
Series 2015-SFR3, Class E,
5.66%, 11/12/2032 (A)	200,000	199,808
Series 2018-SFR2, Class E,
4.66%, 08/17/2035 (A)	642,000	656,119
Purchasing Power Funding LLC Series 2018-A, Class A, 3.34%, 08/15/2022 (A)	1,550,000	1,552,276
Regional Management Issuance Trust Series 2019-1, Class B, 3.43%, 11/15/2028 (A)	1,400,000	1,397,090
Renew Series 2017-1A, Class A, 3.67%, 09/20/2052 (A)	210,753	216,225
Rice Park Financing Trust Series 2016-A, Class A, 4.63%, 10/31/2041 (A)	654,373	669,326
Santander Drive Auto Receivables Trust
Series 2015-5, Class E,
4.67%, 02/15/2023 (A)	1,560,000	1,564,327

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Santander Drive Auto Receivables Trust (continued)
Series 2019-1, Class C,
3.42%, 04/15/2025	$ 730,000	$ 741,827
Santander Retail Auto Lease Trust Series 2018-A, Class A3, 2.93%, 05/20/2021 (A)	583,798	585,401
SART 4.75%, 06/15/2025	1,253,240	1,278,304
Securitized Asset-Backed Receivables LLC Trust Series 2006-CB1, Class AF2, 3.29% (E), 01/25/2036	18,866	16,834
SFR Holdco LLC Series 2019-STL, Class A, 7.25%, 10/11/2026 (B) (C)	1,000,000	1,000,000
Sofi Consumer Loan Program LLC Series 2016-2A, Class A, 3.09%, 10/27/2025 (A)	39,995	40,091
Synchrony Card Funding LLC
Series 2019-A1, Class A,
2.95%, 03/15/2025	1,593,000	1,624,487
Series 2019-A2, Class A,
2.34%, 06/15/2025	1,700,000	1,714,629
Synchrony Card Issuance Trust Series 2018-A1, Class A1, 3.38%, 09/15/2024	750,000	766,776
Toyota Auto Receivables Owner Trust Series 2016-A, Class A4, 1.47%, 09/15/2021	53,596	53,580
Tricolor Auto Securitization Trust
Series 2018-1A, Class A,
5.05%, 12/15/2020 (A)	233,464	235,014
Series 2018-2A, Class A,
3.96%, 10/15/2021 (A)	491,315	493,205
Tricon American Homes Trust Series 2016-SFR1, Class A, 2.59%, 11/17/2033 (A)	369,175	368,490
Upgrade Receivables Trust Series 2018-1A, Class A, 3.76%, 11/15/2024 (A)	91,719	91,920
US Auto Funding LLC
Series 2018-1A, Class A,
5.50%, 07/15/2023 (A)	465,339	474,246
Series 2019-1A, Class B,
3.99%, 12/15/2022 (A)	1,200,000	1,215,095
Vericrest Opportunity Loan Trust
Series 2019-NPL7, Class A1A,
3.18% (E), 10/25/2049 (A)	782,035	779,025
Series 2019-NPL8, Class A1A,
3.28% (E), 11/25/2049 (A)	1,049,184	1,046,646
Verizon Owner Trust Series 2017-3A, Class A1A, 2.06%, 04/20/2022 (A)	811,265	811,532
Veros Automobile Receivables Trust Series 2018-1, Class B, 4.05%, 02/15/2024 (A)	1,250,000	1,262,010
VM Debt Trust 7.50%, 06/15/2024	1,000,000	1,000,000

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value
ASSET-BACKED SECURITIES (continued)
VOLT LXIV LLC Series 2017-NP11, Class A1, 3.38% (E), 10/25/2047 (A)	$ 551,512	$ 551,848
VOLT LXXII LLC Series 2018-NPL8, Class A1A, 4.21% (E), 10/26/2048 (A)	1,086,734	1,085,639
VOLT LXXV LLC Series 2019-NPL1, Class A1A, 4.34% (E), 01/25/2049 (A)	842,386	847,407
VOLT LXXXIII LLC Series 2019-NPL9, Class A1A, 3.33% (E), 11/26/2049 (A)	1,129,282	1,128,726
VSE Voi Mortgage LLC Series 2018-A, Class A, 3.56%, 02/20/2036 (A)	291,566	300,902
Westgate Resorts LLC Series 2017-1A, Class A, 3.05%, 12/20/2030 (A)	184,935	185,653
Westlake Automobile Receivables Trust Series 2017-1A, Class C, 2.70%, 10/17/2022 (A)	48,725	48,753
World Financial Network Credit Card Master Trust Series 2019-A, Class A, 3.14%, 12/15/2025	730,000	745,696
World Omni Auto Receivables Trust Series 2016-B, Class A4, 1.48%, 11/15/2022	150,000	149,341

Total Asset-Backed Securities (Cost $89,190,116)		89,625,968

CORPORATE DEBT SECURITIES - 24.6%
Aerospace & Defense - 0.4%
Airbus Finance BV 2.70%, 04/17/2023 (A)	43,000	43,723
Airbus SE 3.15%, 04/10/2027 (A)	164,000	170,408
Boeing Co. 3.95%, 08/01/2059	255,000	272,386
L3 Harris Technologies, Inc. 3.83%, 04/27/2025	200,000	213,450
Lockheed Martin Corp. 4.50%, 05/15/2036	100,000	118,608
Northrop Grumman Corp.
3.25%, 01/15/2028	150,000	156,550
3.85%, 04/15/2045	38,000	40,944
Precision Castparts Corp.
3.25%, 06/15/2025	113,000	119,321
4.20%, 06/15/2035	170,000	188,866
Rockwell Collins, Inc. 3.20%, 03/15/2024	70,000	72,857
United Technologies Corp.
3.65%, 08/16/2023	64,000	67,482
3.75%, 11/01/2046	155,000	168,914
3.95%, 08/16/2025	60,000	65,435
4.15%, 05/15/2045	163,000	186,964
4.45%, 11/16/2038	60,000	71,002
4.50%, 06/01/2042	241,000	288,940
5.70%, 04/15/2040	265,000	356,821

		2,602,671

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Airlines - 0.7%
Air Canada Pass-Through Trust
3.30%, 07/15/2031 (A)	$ 151,808	$ 154,749
3.55%, 07/15/2031 (A)	215,378	218,148
4.13%, 11/15/2026 (A)	180,600	191,991
American Airlines Pass-Through Trust
3.00%, 04/15/2030	367,053	374,161
3.38%, 11/01/2028	194,378	201,583
3.50%, 08/15/2033	530,000	543,152
3.65%, 02/15/2029 - 12/15/2029	141,915	149,270
3.70%, 04/15/2027 - 04/01/2028	330,048	337,351
4.95%, 07/15/2024	99,322	103,539
British Airways Pass-Through Trust
3.30%, 06/15/2034 (A)	284,974	295,532
4.13%, 03/20/2033 (A)	290,249	304,409
Continental Airlines Pass-Through Trust 5.98%, 10/19/2023	32,360	34,042
Delta Air Lines Pass-Through Trust
3.63%, 01/30/2029	330,714	350,840
4.75%, 11/07/2021	36,429	36,730
Spirit Airlines Pass-Through Trust 3.38%, 08/15/2031	141,426	145,703
United Airlines Pass-Through Trust
3.45%, 01/07/2030	124,331	126,727
3.65%, 07/07/2027	142,931	145,213
4.15%, 02/25/2033	304,124	328,373
4.55%, 08/25/2031	272,350	294,466
US Airways Pass-Through Trust 5.90%, 04/01/2026	292,511	324,870

		4,660,849

Automobiles - 0.0% (F)
General Motors Co. 6.60%, 04/01/2036	240,000	283,272

Banks - 4.5%
ABN AMRO Bank NV
2.45%, 06/04/2020 (A) (G)	319,000	319,490
4.75%, 07/28/2025 (A)	200,000	217,764
AIB Group PLC 4.75%, 10/12/2023 (A)	290,000	311,777
ASB Bank, Ltd. 3.13%, 05/23/2024 (A)	465,000	480,355
Bank of America Corp.
Fixed until 04/24/2022, 2.88% (E), 04/24/2023	395,000	401,646
Fixed until 12/20/2022, 3.00% (E), 12/20/2023	237,000	242,533
Fixed until 10/01/2024, 3.09% (E), 10/01/2025, MTN	198,000	204,355
3.25%, 10/21/2027, MTN	942,000	981,995
Fixed until 01/23/2025, 3.37% (E), 01/23/2026	200,000	209,200
Fixed until 12/20/2027, 3.42% (E), 12/20/2028	430,000	451,562
Fixed until 03/05/2023, 3.55% (E), 03/05/2024	126,000	130,770
Fixed until 04/24/2027, 3.71% (E), 04/24/2028	700,000	748,479
3.95%, 04/21/2025, MTN	368,000	393,008

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Bank of America Corp. (continued)
Fixed until 03/05/2028, 3.97% (E), 03/05/2029, MTN	$ 300,000	$ 326,932
4.00%, 01/22/2025, MTN	400,000	426,679
Fixed until 04/23/2039, 4.08% (E), 04/23/2040, MTN	240,000	272,234
4.25%, 10/22/2026, MTN	284,000	309,790
Fixed until 03/15/2049, 4.33% (E), 03/15/2050, MTN	240,000	289,333
Bank of Montreal Fixed until 12/15/2027, 3.80% (E), 12/15/2032	110,000	114,724
Bank of Nova Scotia 4.50%, 12/16/2025 (G)	290,000	318,597
Barclays PLC
3.65%, 03/16/2025	200,000	208,175
Fixed until 02/15/2022, 4.61% (E), 02/15/2023	300,000	313,351
BBVA USA 3.50%, 06/11/2021	250,000	254,336
BNZ International Funding, Ltd.
2.10%, 09/14/2021 (A)	310,000	310,436
2.65%, 11/03/2022 (A) (G)	250,000	253,064
BPCE SA
4.00%, 09/12/2023 (A)	250,000	263,429
4.63%, 07/11/2024 (A)	200,000	215,193
Citigroup, Inc.
2.70%, 03/30/2021	108,000	109,014
2.75%, 04/25/2022	350,000	355,608
Fixed until 01/24/2022, 3.14% (E), 01/24/2023	213,000	217,174
3.20%, 10/21/2026	162,000	168,089
Fixed until 04/24/2024, 3.35% (E), 04/24/2025	175,000	182,141
3.40%, 05/01/2026	150,000	157,601
Fixed until 07/24/2027, 3.67% (E), 07/24/2028	531,000	566,122
3.88%, 03/26/2025	100,000	105,793
Fixed until 03/20/2029, 3.98% (E), 03/20/2030	400,000	437,924
4.40%, 06/10/2025	215,000	233,725
4.45%, 09/29/2027	48,000	52,885
4.65%, 07/23/2048	275,000	343,978
4.75%, 05/18/2046	140,000	167,458
5.30%, 05/06/2044	34,000	43,378
8.13%, 07/15/2039	28,000	46,745
Citizens Financial Group, Inc.
2.38%, 07/28/2021	39,000	39,192
4.30%, 12/03/2025	58,000	62,344
Commonwealth Bank of Australia
2.85%, 05/18/2026 (A)	230,000	234,512
3.45%, 03/16/2023 (A)	230,000	239,722
4.50%, 12/09/2025 (A)	200,000	216,296
Cooperatieve Rabobank UA 3.75%, 07/21/2026	455,000	474,103
Credit Agricole SA 3.88%, 04/15/2024 (A) (G)	255,000	271,989

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Danske Bank A/S
2.00%, 09/08/2021 (A)	$ 200,000	$ 199,347
2.70%, 03/02/2022 (A) (G)	200,000	201,515
Discover Bank 4.20%, 08/08/2023	250,000	265,779
Fifth Third Bancorp 3.95%, 03/14/2028	160,000	175,972
Fifth Third Bank 2.88%, 10/01/2021	204,000	207,089
HSBC Holdings PLC
Fixed until 05/18/2023, 3.95% (E), 05/18/2024	229,000	240,944
4.00%, 03/30/2022	56,000	58,362
Fixed until 03/13/2027, 4.04% (E), 03/13/2028	650,000	695,479
4.38%, 11/23/2026	200,000	216,308
4.88%, 01/14/2022	160,000	168,941
Industrial & Commercial Bank of China, Ltd. 2.45%, 10/20/2021	250,000	250,117
ING Groep NV 4.10%, 10/02/2023	580,000	616,715
KeyCorp 4.15%, 10/29/2025, MTN	175,000	191,923
Lloyds Banking Group PLC
4.38%, 03/22/2028	200,000	220,598
4.58%, 12/10/2025	200,000	216,621
Macquarie Bank, Ltd. 2.40%, 01/21/2020 (A)	150,000	150,017
Mitsubishi UFJ Financial Group, Inc.
3.41%, 03/07/2024	250,000	260,712
3.75%, 07/18/2039	250,000	274,081
3.76%, 07/26/2023	345,000	363,450
Mizuho Bank, Ltd. 3.60%, 09/25/2024 (A)	300,000	316,413
Mizuho Financial Group, Inc. Fixed until 09/13/2029, 2.87% (E), 09/13/2030	236,000	235,806
National Australia Bank, Ltd.
3.38%, 01/14/2026	600,000	630,129
Fixed until 08/02/2029, 3.93% (E), 08/02/2034 (A) (G)	345,000	358,591
NatWest Markets PLC 3.63%, 09/29/2022 (A)	210,000	217,561
Nordea Bank Abp 4.88%, 01/27/2020 (A)	100,000	100,203
PNC Financial Services Group, Inc.
4.38%, 08/11/2020	92,000	93,374
5.13%, 02/08/2020	65,000	65,183
Royal Bank of Canada 4.65%, 01/27/2026, MTN	225,000	249,596
Royal Bank of Scotland Group PLC
Fixed until 11/01/2024, 3.75% (E), 11/01/2029	338,000	345,208
3.88%, 09/12/2023	200,000	209,607
Fixed until 03/22/2024, 4.27% (E), 03/22/2025	200,000	212,491
Fixed until 05/08/2029, 4.45% (E), 05/08/2030	330,000	364,651

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Santander Group Holdings PLC
3.13%, 01/08/2021	$ 150,000	$ 151,282
4.75%, 09/15/2025 (A)	200,000	214,649
Skandinaviska Enskilda Banken AB 3.05%, 03/25/2022 (A)	300,000	306,114
Societe Generale SA
3.88%, 03/28/2024 (A)	270,000	283,974
4.25%, 04/14/2025 (A)	200,000	210,179
Standard Chartered PLC
Fixed until 09/10/2021, 2.74% (E), 09/10/2022 (A)	200,000	201,249
Fixed until 01/20/2022, 4.25% (E), 01/20/2023 (A)	300,000	310,443
Fixed until 05/21/2029, 4.31% (E), 05/21/2030 (A) (G)	200,000	217,563
5.20%, 01/26/2024 (A)	200,000	216,325
Sumitomo Mitsui Financial Group, Inc.
2.44%, 10/19/2021	119,000	119,940
2.63%, 07/14/2026	107,000	107,101
2.78%, 10/18/2022 (G)	185,000	188,443
2.78%, 07/12/2022	200,000	203,461
3.04%, 07/16/2029	440,000	449,010
3.10%, 01/17/2023	155,000	158,985
Truist Bank 3.30%, 05/15/2026	200,000	208,164
Truist Financial Corp.
2.70%, 01/27/2022	76,000	77,052
2.90%, 03/03/2021	59,000	59,617
3.75%, 12/06/2023, MTN	300,000	318,248
US Bancorp 3.10%, 04/27/2026, MTN	150,000	156,172
US Bank NA 2.80%, 01/27/2025	250,000	258,529
Wells Fargo & Co.
3.00%, 04/22/2026	213,000	219,110
Fixed until 06/17/2026, 3.20% (E), 06/17/2027, MTN	470,000	487,702
3.30%, 09/09/2024, MTN	700,000	733,618
3.50%, 03/08/2022, MTN	150,000	154,907
3.75%, 01/24/2024, MTN	215,000	227,325
4.10%, 06/03/2026, MTN	258,000	278,229
4.40%, 06/14/2046, MTN	96,000	109,499
4.65%, 11/04/2044, MTN	184,000	216,418
4.75%, 12/07/2046, MTN	247,000	296,621
4.90%, 11/17/2045, MTN	112,000	137,007
Wells Fargo Bank NA 3.63%, 10/22/2021	390,000	401,391
Westpac Banking Corp.
2.00%, 03/03/2020 (A)	304,000	304,034
2.85%, 05/13/2026	150,000	153,673
Fixed until 11/23/2026, 4.32% (E), 11/23/2031, MTN	180,000	190,612
4.42%, 07/24/2039	195,000	214,517

		30,608,946

Beverages - 0.6%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc.
4.70%, 02/01/2036	1,627,000	1,885,293
4.90%, 02/01/2046	365,000	432,935

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Beverages (continued)
Anheuser-Busch InBev Finance, Inc. 4.70%, 02/01/2036	$ 240,000	$ 278,101
Anheuser-Busch InBev Worldwide, Inc.
4.44%, 10/06/2048	250,000	280,403
4.75%, 04/15/2058	50,000	58,480
Coca-Cola Femsa SAB de CV 3.88%, 11/26/2023	150,000	158,487
Constellation Brands, Inc.
4.40%, 11/15/2025	100,000	109,278
5.25%, 11/15/2048	55,000	66,902
Diageo Investment Corp. 8.00%, 09/15/2022	100,000	115,038
Keurig Dr. Pepper, Inc.
3.13%, 12/15/2023	110,000	113,111
3.43%, 06/15/2027	50,000	52,107
4.42%, 05/25/2025	86,000	93,927
4.99%, 05/25/2038	124,000	146,426

		3,790,488

Biotechnology - 0.3%
AbbVie, Inc.
3.20%, 11/21/2029 (A)	870,000	885,098
4.05%, 11/21/2039 (A)	858,000	901,807
4.40%, 11/06/2042	205,000	220,343
4.50%, 05/14/2035	200,000	225,570
Gilead Sciences, Inc. 4.00%, 09/01/2036	49,000	54,253

		2,287,071

Building Products - 0.0% (F)
Johnson Controls International PLC 3.75%, 12/01/2021	2,000	2,067
Masco Corp. 6.50%, 08/15/2032	130,000	159,602

		161,669

Capital Markets - 2.2%
Bank of New York Mellon Corp.
2.20%, 08/16/2023, MTN	200,000	202,047
Fixed until 05/16/2022, 2.66% (E), 05/16/2023, MTN	451,000	457,948
3.25%, 09/11/2024, MTN	150,000	157,644
Credit Suisse Group AG
Fixed until 09/11/2024, 2.59% (E), 09/11/2025 (A)	355,000	356,016
4.28%, 01/09/2028 (A)	300,000	326,432
Credit Suisse Group Funding Guernsey, Ltd. 3.80%, 06/09/2023	250,000	261,755
Daiwa Securities Group, Inc. 3.13%, 04/19/2022 (A)	122,000	124,375
Deutsche Bank AG
3.30%, 11/16/2022	200,000	202,073
3.70%, 05/30/2024	267,000	270,997
4.25%, 10/14/2021	200,000	205,704
Goldman Sachs Group, Inc.
Fixed until 10/31/2021, 2.88% (E), 10/31/2022	595,000	603,443
Fixed until 06/05/2022, 2.91% (E), 06/05/2023	160,000	162,638
3.00%, 04/26/2022	120,000	121,516

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
Goldman Sachs Group, Inc. (continued)
Fixed until 09/29/2024, 3.27% (E), 09/29/2025	$ 403,000	$ 417,227
3.50%, 01/23/2025 - 11/16/2026	417,000	438,541
Fixed until 06/05/2027, 3.69% (E), 06/05/2028	488,000	519,225
3.75%, 05/22/2025	745,000	790,857
3.85%, 01/26/2027	1,590,000	1,692,631
4.25%, 10/21/2025	100,000	108,624
4.80%, 07/08/2044, MTN	159,000	192,592
Intercontinental Exchange, Inc. 4.00%, 10/15/2023	88,000	93,850
Invesco Finance PLC
3.75%, 01/15/2026	94,000	100,218
4.00%, 01/30/2024	71,000	75,475
Macquarie Group, Ltd.
Fixed until 11/28/2027, 3.76% (E), 11/28/2028 (A)	515,000	538,165
Fixed until 01/15/2029, 5.03% (E), 01/15/2030 (A)	700,000	798,258
6.00%, 01/14/2020 (A)	300,000	300,361
6.25%, 01/14/2021 (A)	175,000	182,239
Morgan Stanley
3.13%, 01/23/2023, MTN	400,000	411,234
Fixed until 07/22/2027, 3.59% (E), 07/22/2028	356,000	378,539
3.63%, 01/20/2027	383,000	407,824
3.75%, 02/25/2023, MTN	789,000	826,249
Fixed until 01/24/2028, 3.77% (E), 01/24/2029, MTN	112,000	120,563
4.00%, 07/23/2025, MTN	664,000	718,491
4.10%, 05/22/2023, MTN	150,000	158,394
4.30%, 01/27/2045	312,000	367,010
4.35%, 09/08/2026, MTN	200,000	218,777
5.00%, 11/24/2025	269,000	303,003
5.50%, 07/24/2020 - 07/28/2021, MTN	334,000	347,257
5.75%, 01/25/2021	100,000	103,857
Northern Trust Corp. Fixed until 05/08/2027, 3.38% (E), 05/08/2032	71,000	72,980
Nuveen LLC 4.00%, 11/01/2028 (A)	250,000	278,417
State Street Corp. 3.10%, 05/15/2023	48,000	49,532
UBS Group AG
Fixed until 08/13/2029, 3.13% (E), 08/13/2030 (A)	200,000	203,454
3.49%, 05/23/2023 (A)	480,000	493,987

		15,160,419

Chemicals - 0.3%
Air Liquide Finance SA 2.25%, 09/27/2023 (A)	200,000	199,013
Albemarle Corp. 5.45%, 12/01/2044	50,000	57,339
Celanese US Holdings LLC 3.50%, 05/08/2024	302,000	312,307

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Chemicals (continued)
Dow Chemical Co.
3.00%, 11/15/2022	$ 130,000	$ 132,938
5.25%, 11/15/2041	45,000	52,458
DuPont de Nemours, Inc.
4.49%, 11/15/2025	200,000	220,278
5.32%, 11/15/2038	100,000	119,367
International Flavors & Fragrances, Inc.
4.45%, 09/26/2028	83,000	90,776
5.00%, 09/26/2048	89,000	101,050
Mosaic Co.
4.88%, 11/15/2041	8,000	8,385
5.45%, 11/15/2033	91,000	103,302
5.63%, 11/15/2043	120,000	141,119
Nutrien, Ltd.
4.13%, 03/15/2035	200,000	209,265
4.20%, 04/01/2029	55,000	60,604
5.00%, 04/01/2049	80,000	95,412
Sherwin-Williams Co. 3.13%, 06/01/2024 (G)	70,000	72,368
Union Carbide Corp. 7.50%, 06/01/2025	175,000	212,795

		2,188,776

Commercial Services & Supplies - 0.1%
Brambles USA, Inc. 4.13%, 10/23/2025 (A)	100,000	105,958
ERAC USA Finance LLC
4.50%, 08/16/2021 (A)	36,000	37,387
5.25%, 10/01/2020 (A)	48,000	49,147
5.63%, 03/15/2042 (A)	59,000	74,869
6.70%, 06/01/2034 (A)	152,000	205,216
Republic Services, Inc. 2.90%, 07/01/2026	49,000	50,203

		522,780

Construction Materials - 0.0% (F)
CRH America Finance, Inc. 3.40%, 05/09/2027 (A)	200,000	207,972

Consumer Finance - 0.5%
American Express Co.
3.63%, 12/05/2024	104,000	109,957
3.70%, 11/05/2021	250,000	257,639
American Express Credit Corp. 2.38%, 05/26/2020, MTN	290,000	290,350
American Honda Finance Corp. 2.30%, 09/09/2026, MTN	34,000	33,940
BMW US Capital LLC 2.25%, 09/15/2023 (A)	180,000	180,421
Capital One Financial Corp.
3.75%, 04/24/2024 (G)	221,000	232,761
3.75%, 07/28/2026	260,000	273,954
4.20%, 10/29/2025	50,000	53,974
General Motors Financial Co., Inc.
3.50%, 11/07/2024	220,000	226,693
3.70%, 05/09/2023	184,000	189,702
3.95%, 04/13/2024	310,000	324,091
4.30%, 07/13/2025	100,000	106,895
4.35%, 04/09/2025	135,000	144,048

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Consumer Finance (continued)
Hyundai Capital America 3.00%, 03/18/2021 (A)	$ 200,000	$ 201,493
John Deere Capital Corp.
2.25%, 09/14/2026, MTN	95,000	95,056
2.65%, 06/24/2024, MTN	150,000	154,264
2.80%, 09/08/2027, MTN	200,000	205,854
Nissan Motor Acceptance Corp. 2.55%, 03/08/2021 (A)	150,000	150,370
Synchrony Financial 3.70%, 08/04/2026	140,000	144,681

		3,376,143

Containers & Packaging - 0.1%
International Paper Co.
3.00%, 02/15/2027 (G)	143,000	147,465
8.70%, 06/15/2038	50,000	73,979
Packaging Corp. of America 4.05%, 12/15/2049	280,000	291,092
WRKCo, Inc.
3.75%, 03/15/2025	100,000	105,486
3.90%, 06/01/2028	65,000	68,978

		687,000

Diversified Consumer Services - 0.2%
President & Fellows of Harvard College 3.30%, 07/15/2056	214,000	221,432
SART 4.75%, 07/15/2024	1,021,464	1,041,893

		1,263,325

Diversified Financial Services - 0.7%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.30%, 01/23/2023	157,000	160,941
3.50%, 01/15/2025	180,000	185,585
Aircastle, Ltd. 4.40%, 09/25/2023	175,000	185,037
Aviation Capital Group LLC
3.50%, 11/01/2027 (A)	150,000	151,016
4.13%, 08/01/2025 (A)	250,000	261,425
Blackstone Holdings Finance Co. LLC 4.45%, 07/15/2045 (A)	44,000	49,616
Brookfield Finance, Inc.
3.90%, 01/25/2028	84,000	90,096
4.70%, 09/20/2047	123,000	141,476
4.85%, 03/29/2029	300,000	343,534
China Southern Power Grid International Finance BVI Co., Ltd. 3.50%, 05/08/2027 (A)	240,000	250,643
GE Capital International Funding Unlimited Co. 4.42%, 11/15/2035	1,431,000	1,530,789
Jefferies Group LLC 6.45%, 06/08/2027	56,000	65,695
Mitsubishi UFJ Lease & Finance Co., Ltd. 2.65%, 09/19/2022 (A)	200,000	201,339
National Rural Utilities Cooperative Finance Corp.
2.95%, 02/07/2024	57,000	58,776
3.90%, 11/01/2028	260,000	286,263

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Diversified Financial Services (continued)
ORIX Corp. 2.90%, 07/18/2022	$ 101,000	$ 102,970
Private Export Funding Corp. 3.55%, 01/15/2024	150,000	160,218
Protective Life Global Funding 2.70%, 11/25/2020 (A)	250,000	251,633

		4,477,052

Diversified Telecommunication Services - 0.8%
AT&T, Inc.
3.55%, 06/01/2024	425,000	446,980
3.60%, 07/15/2025	260,000	275,224
3.95%, 01/15/2025	295,000	316,211
4.13%, 02/17/2026	185,000	200,528
4.30%, 12/15/2042	148,000	158,555
4.35%, 06/15/2045	49,000	52,901
4.50%, 05/15/2035	525,000	585,022
4.90%, 08/15/2037	374,000	430,632
5.35%, 09/01/2040	102,000	123,111
British Telecommunications PLC 9.63%, 12/15/2030	150,000	230,691
Deutsche Telekom International Finance BV 2.82%, 01/19/2022 (A)	150,000	152,249
GTP Acquisition Partners I LLC
2.35%, 06/15/2045 (A)	39,000	39,006
3.48%, 06/15/2050 (A)	226,000	231,948
Qwest Corp. 6.75%, 12/01/2021	148,000	159,353
Verizon Communications, Inc.
4.27%, 01/15/2036	330,000	373,742
4.40%, 11/01/2034	568,000	658,458
4.67%, 03/15/2055	560,000	691,925
4.86%, 08/21/2046	290,000	360,005
5.25%, 03/16/2037	183,000	229,835

		5,716,376

Electric Utilities - 1.7%
AEP Transmission Co. LLC
3.15%, 09/15/2049	100,000	96,759
4.00%, 12/01/2046	93,000	103,537
Alabama Power Co.
3.75%, 03/01/2045	52,000	55,127
4.10%, 01/15/2042	66,000	70,886
5.60%, 03/15/2033	100,000	124,359
Ameren Illinois Co. 4.50%, 03/15/2049	620,000	755,472
Appalachian Power Co. 6.70%, 08/15/2037	50,000	68,244
Ausgrid Finance Pty, Ltd. 3.85%, 05/01/2023 (A)	400,000	416,616
Baltimore Gas & Electric Co.
2.80%, 08/15/2022	95,000	96,522
3.50%, 08/15/2046	94,000	95,735
Berkshire Hathaway Energy Co.
3.50%, 02/01/2025	104,000	110,419
6.13%, 04/01/2036	74,000	101,654
Commonwealth Edison Co. 3.65%, 06/15/2046	81,000	86,034
Connecticut Light & Power Co. 4.00%, 04/01/2048	118,000	135,519

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Duke Energy Corp. 2.65%, 09/01/2026	$ 149,000	$ 149,726
Duke Energy LLC
3.75%, 05/15/2046	100,000	107,459
3.95%, 11/15/2028	300,000	333,256
6.00%, 12/01/2028 - 01/15/2038	148,000	189,418
Duke Energy Progress LLC
3.70%, 10/15/2046	124,000	132,772
4.10%, 05/15/2042 - 03/15/2043	107,000	120,256
4.15%, 12/01/2044	65,000	73,487
Duquesne Light Holdings, Inc. 3.62%, 08/01/2027 (A)	230,000	232,781
Edison International
3.55%, 11/15/2024	525,000	537,784
5.75%, 06/15/2027 (G)	200,000	224,561
Electricite de France SA 2.35%, 10/13/2020 (A)	80,000	80,156
Emera US Finance, LP 4.75%, 06/15/2046	220,000	254,727
Enel Finance International NV
3.50%, 04/06/2028 (A)	200,000	204,746
3.63%, 05/25/2027 (A)	220,000	227,953
Entergy Arkansas LLC 3.50%, 04/01/2026	57,000	60,133
Entergy Corp. 2.95%, 09/01/2026	78,000	79,260
Entergy LLC
2.40%, 10/01/2026	118,000	116,478
2.85%, 06/01/2028	83,000	84,908
3.05%, 06/01/2031	94,000	97,423
3.85%, 06/01/2049	270,000	294,896
Entergy Texas, Inc. 3.55%, 09/30/2049	330,000	336,274
Evergy Metro, Inc.
3.15%, 03/15/2023	71,000	73,184
5.30%, 10/01/2041	100,000	126,500
Evergy, Inc. 2.90%, 09/15/2029	320,000	318,497
Exelon Corp.
3.40%, 04/15/2026	63,000	65,825
3.50%, 06/01/2022	130,000	133,516
FirstEnergy Corp. 4.85%, 07/15/2047	53,000	63,051
Florida Power & Light Co.
4.95%, 06/01/2035	60,000	74,958
5.95%, 02/01/2038	50,000	69,281
Fortis, Inc. 3.06%, 10/04/2026	310,000	316,642
Hydro-Quebec 9.40%, 02/01/2021	250,000	270,020
Indiana Michigan Power Co. 3.20%, 03/15/2023 (G)	125,000	128,727
Jersey Central Power & Light Co.
4.30%, 01/15/2026 (A)	240,000	261,351
6.15%, 06/01/2037	70,000	90,548
John Sevier Combined Cycle Generation LLC 4.63%, 01/15/2042	61,343	72,115

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Korea Southern Power Co., Ltd. 3.00%, 01/29/2021 (A)	$ 200,000	$ 201,871
Massachusetts Electric Co. 4.00%, 08/15/2046 (A)	105,000	111,935
Mid-Atlantic Interstate Transmission LLC 4.10%, 05/15/2028 (A)	110,000	120,393
Nevada Power Co.
5.38%, 09/15/2040	92,000	111,963
5.45%, 05/15/2041	50,000	63,926
New England Power Co. 3.80%, 12/05/2047 (A)	95,000	99,795
New York State Electric & Gas Corp. 3.25%, 12/01/2026 (A)	95,000	98,543
Niagara Mohawk Power Corp. 3.51%, 10/01/2024 (A)	141,000	148,331
Northern States Power Co. 6.25%, 06/01/2036	40,000	55,390
Ohio Power Co. 5.38%, 10/01/2021	50,000	52,985
Oncor Electric Delivery Co. LLC 5.75%, 03/15/2029	50,000	61,744
PacifiCorp. 3.60%, 04/01/2024	105,000	110,839
Pennsylvania Electric Co. 3.25%, 03/15/2028 (A)	38,000	38,958
PPL Capital Funding, Inc. 3.40%, 06/01/2023	70,000	72,275
Progress Energy, Inc. 3.15%, 04/01/2022	54,000	55,056
Southern California Edison Co.
1.85%, 02/01/2022	25,000	24,696
4.05%, 03/15/2042	250,000	259,024
5.55%, 01/15/2036	70,000	83,927
6.05%, 03/15/2039 (G)	60,000	78,035
Southern Co. 3.25%, 07/01/2026	91,000	94,812
Southern Power Co. 5.15%, 09/15/2041	130,000	147,339
Southwestern Public Service Co. 4.50%, 08/15/2041	100,000	116,911
Toledo Edison Co. 6.15%, 05/15/2037	200,000	274,649
Tri-State Generation & Transmission Association, Inc. 4.25%, 06/01/2046	62,000	66,630
Tucson Electric Power Co. 4.85%, 12/01/2048	350,000	427,235
Virginia Electric & Power Co. 4.45%, 02/15/2044	28,000	32,531
Wisconsin Electric Power Co. 3.10%, 06/01/2025	82,000	85,575
Xcel Energy, Inc. 6.50%, 07/01/2036	71,000	96,032

		11,510,952

Electrical Equipment - 0.0% (F)
Eaton Corp.
4.00%, 11/02/2032	21,000	23,826

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Electrical Equipment (continued) (F)
Eaton Corp. (continued)
5.80%, 03/15/2037	$ 100,000	$ 124,717
7.63%, 04/01/2024	75,000	87,063

		235,606

Electronic Equipment, Instruments & Components - 0.1%
Arrow Electronics, Inc.
3.25%, 09/08/2024	66,000	67,868
3.88%, 01/12/2028	155,000	158,829
4.50%, 03/01/2023	30,000	31,668
Corning, Inc. 3.90%, 11/15/2049	348,000	353,097

		611,462

Energy Equipment & Services - 0.1%
Baker Hughes a GE Co. LLC 5.13%, 09/15/2040	100,000	117,823
Boardwalk Pipelines, LP, Co. 4.80%, 05/03/2029	145,000	155,435
Halliburton Co.
3.80%, 11/15/2025	155,000	165,353
4.75%, 08/01/2043	55,000	61,163
7.60%, 08/15/2096 (A)	50,000	69,321
Schlumberger Holdings Corp. 3.90%, 05/17/2028 (A)	227,000	241,847
Schlumberger Investment SA 3.30%, 09/14/2021 (A)	41,000	41,910
Texas Eastern Transmission, LP
2.80%, 10/15/2022 (A)	81,000	81,810
3.50%, 01/15/2028 (A)	37,000	38,013

		972,675

Entertainment - 0.0% (F)
Walt Disney Co.
7.30%, 04/30/2028	50,000	66,935
8.88%, 04/26/2023	80,000	97,152
9.50%, 07/15/2024	70,000	90,289

		254,376

Equity Real Estate Investment Trusts - 0.9%
Alexandria Real Estate Equities, Inc.
3.80%, 04/15/2026	43,000	45,974
4.00%, 02/01/2050	246,000	269,582
American Tower Corp.
3.38%, 10/15/2026	100,000	103,976
3.50%, 01/31/2023	141,000	146,123
3.70%, 10/15/2049	300,000	298,997
5.00%, 02/15/2024	86,000	94,589
Boston Properties, LP
3.20%, 01/15/2025	100,000	103,809
3.65%, 02/01/2026	74,000	78,424
Brixmor Operating Partnership, LP 3.85%, 02/01/2025	200,000	210,075
Crown Castle International Corp.
4.00%, 03/01/2027	47,000	50,752
5.25%, 01/15/2023	70,000	76,042
Digital Realty Trust, LP 3.70%, 08/15/2027	77,000	81,600
Duke Realty, LP 3.25%, 06/30/2026	43,000	44,553

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts (continued)
GAIF Bond Issuer Pty, Ltd. 3.40%, 09/30/2026 (A)	$ 174,000	$ 176,440
Goodman Finance Three LLC 3.70%, 03/15/2028 (A)	108,000	110,903
Healthpeak Properties, Inc.
3.40%, 02/01/2025	95,000	99,221
3.50%, 07/15/2029	260,000	271,212
3.88%, 08/15/2024	225,000	239,381
4.20%, 03/01/2024	30,000	32,082
Liberty Property, LP 3.25%, 10/01/2026	53,000	55,370
Life Storage, LP 4.00%, 06/15/2029	305,000	326,644
National Retail Properties, Inc. 4.00%, 11/15/2025	204,000	218,881
Office Properties Income Trust
3.60%, 02/01/2020	150,000	150,000
4.00%, 07/15/2022	196,000	200,641
Public Storage 3.39%, 05/01/2029	130,000	138,125
Realty Income Corp.
3.25%, 10/15/2022	390,000	402,767
3.88%, 04/15/2025	160,000	172,564
4.65%, 03/15/2047	75,000	90,938
Regency Centers, LP 2.95%, 09/15/2029	240,000	239,864
Scentre Group Trust 1 / Scentre Group Trust 2 3.50%, 02/12/2025 (A)	300,000	311,404
Senior Housing Properties Trust 4.75%, 02/15/2028	150,000	151,429
Simon Property Group, LP 2.45%, 09/13/2029	431,000	424,311
SITE Centers Corp. 3.63%, 02/01/2025	198,000	204,249
UDR, Inc.
2.95%, 09/01/2026, MTN	72,000	73,310
3.20%, 01/15/2030, MTN	265,000	271,062
Ventas Realty, LP
3.50%, 02/01/2025	54,000	56,398
3.85%, 04/01/2027	98,000	103,507
4.13%, 01/15/2026	45,000	48,210
Welltower, Inc.
2.70%, 02/15/2027	42,000	42,180
3.10%, 01/15/2030	225,000	227,860

		6,443,449

Food & Staples Retailing - 0.2%
CK Hutchison International 16, Ltd. 1.88%, 10/03/2021 (A)	241,000	239,074
CK Hutchison International 19, Ltd. 3.63%, 04/11/2029 (A) (G)	245,000	257,874
CVS Pass-Through Trust
5.93%, 01/10/2034 (A)	208,847	243,478
8.35%, 07/10/2031 (A)	254,914	325,141
Kroger Co. 5.40%, 07/15/2040	12,000	13,966

		1,079,533

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Food Products - 0.2%
Campbell Soup Co. 4.80%, 03/15/2048	$ 95,000	$ 110,043
Cargill, Inc. 3.30%, 03/01/2022 (A)	70,000	71,591
Conagra Brands, Inc.
4.60%, 11/01/2025	85,000	93,910
5.30%, 11/01/2038	60,000	71,257
General Mills, Inc.
4.00%, 04/17/2025	165,000	178,467
4.55%, 04/17/2038	45,000	52,152
Kellogg Co. 3.40%, 11/15/2027	48,000	50,165
Kraft Heinz Foods Co. 5.00%, 07/15/2035 - 06/04/2042	444,000	490,799
McCormick & Co., Inc.
3.15%, 08/15/2024	90,000	93,462
3.40%, 08/15/2027	132,000	137,673
Mead Johnson Nutrition Co. 4.60%, 06/01/2044	70,000	83,841

		1,433,360

Gas Utilities - 0.3%
Atmos Energy Corp.
4.13%, 10/15/2044	75,000	84,514
4.15%, 01/15/2043	138,000	154,894
Boston Gas Co. 4.49%, 02/15/2042 (A)	26,000	29,652
Brooklyn Union Gas Co. 4.27%, 03/15/2048 (A)	150,000	168,112
CenterPoint Energy Resources Corp. 5.85%, 01/15/2041	100,000	127,503
Dominion Energy Gas Holdings LLC
2.80%, 11/15/2020	59,000	59,414
3.90%, 11/15/2049 (G)	258,000	257,688
KeySpan Gas East Corp. 2.74%, 08/15/2026 (A)	90,000	90,222
Korea Gas Corp. 1.88%, 07/18/2021 (A)	200,000	199,137
Southern Co. Gas Capital Corp.
2.45%, 10/01/2023	48,000	48,338
3.25%, 06/15/2026	39,000	40,614
3.50%, 09/15/2021	75,000	76,549
3.95%, 10/01/2046	59,000	61,040
4.40%, 06/01/2043	63,000	68,703
5.88%, 03/15/2041	146,000	184,431
Southwest Gas Corp. 3.80%, 09/29/2046	111,000	112,460

		1,763,271

Health Care Equipment & Supplies - 0.2%
Abbott Laboratories 4.90%, 11/30/2046	385,000	505,990
Becton Dickinson and Co. 3.73%, 12/15/2024	19,000	20,143
Boston Scientific Corp.
3.75%, 03/01/2026	195,000	209,027
4.55%, 03/01/2039	200,000	235,284
Covidien International Finance SA 2.95%, 06/15/2023	85,000	87,436

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Health Care Equipment & Supplies (continued)
DH Europe Finance II Sarl 3.25%, 11/15/2039	$ 134,000	$ 135,156
Medtronic, Inc. 4.38%, 03/15/2035	183,000	216,687
Zimmer Biomet Holdings, Inc. 3.70%, 03/19/2023	73,000	76,088

		1,485,811

Health Care Providers & Services - 0.7%
Aetna, Inc.
4.50%, 05/15/2042	26,000	28,047
6.75%, 12/15/2037	50,000	67,499
Anthem, Inc.
3.30%, 01/15/2023	28,000	28,973
4.63%, 05/15/2042	50,000	56,422
4.65%, 01/15/2043 - 08/15/2044	184,000	208,290
Cigna Corp.
4.50%, 02/25/2026 (A)	285,000	312,753
4.80%, 07/15/2046 (A)	93,000	107,949
CVS Health Corp.
3.25%, 08/15/2029	295,000	299,821
4.30%, 03/25/2028	354,000	386,724
4.78%, 03/25/2038	635,000	721,912
5.05%, 03/25/2048	369,000	437,275
HCA, Inc.
5.13%, 06/15/2039	245,000	270,040
5.25%, 06/15/2026	250,000	280,083
Laboratory Corp. of America Holdings 3.20%, 02/01/2022	249,000	254,686
Magellan Health, Inc. 4.90%, 09/22/2024	45,000	46,125
Memorial Health Services 3.45%, 11/01/2049	445,000	437,725
Providence St. Joseph Health Obligated Group 2.75%, 10/01/2026	84,000	84,823
Quest Diagnostics, Inc. 3.45%, 06/01/2026	39,000	40,977
Texas Health Resources 4.33%, 11/15/2055	250,000	292,992
UnitedHealth Group, Inc.
3.50%, 08/15/2039	310,000	325,559
4.63%, 07/15/2035	140,000	170,061

		4,858,736

Hotels, Restaurants & Leisure - 0.0% (F)
McDonald’s Corp.
4.70%, 12/09/2035, MTN	105,000	124,534
6.30%, 10/15/2037, MTN	63,000	85,570

		210,104

Independent Power & Renewable Electricity Producers - 0.1%
Exelon Generation Co. LLC 6.25%, 10/01/2039	150,000	180,583
NRG Energy, Inc. 4.45%, 06/15/2029 (A)	220,000	230,472

		411,055

Industrial Conglomerates - 0.1%
General Electric Co. 4.38%, 09/16/2020, MTN	700,000	710,849

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Industrial Conglomerates (continued)
Roper Technologies, Inc. 3.00%, 12/15/2020	$ 42,000	$ 42,357

		753,206

Insurance - 1.3%
AIA Group, Ltd. 3.60%, 04/09/2029 (A)	200,000	209,908
AIG SunAmerica Global Financing X 6.90%, 03/15/2032 (A)	200,000	280,555
Allstate Corp. 5.35%, 06/01/2033	50,000	62,250
American Financial Group, Inc. 3.50%, 08/15/2026	200,000	206,051
American International Group, Inc.
3.75%, 07/10/2025	81,000	86,698
4.20%, 04/01/2028	55,000	60,544
4.70%, 07/10/2035	100,000	115,916
Aon PLC 3.50%, 06/14/2024	100,000	104,882
Assurant, Inc. 4.20%, 09/27/2023	225,000	234,906
Athene Global Funding
2.75%, 04/20/2020 (A)	246,000	246,512
2.95%, 11/12/2026 (A)	805,000	804,095
Berkshire Hathaway Finance Corp.
4.30%, 05/15/2043	83,000	95,968
4.40%, 05/15/2042	221,000	260,033
CNA Financial Corp. 3.45%, 08/15/2027	150,000	156,359
Dai-ichi Life Insurance Co., Ltd. Fixed until 07/24/2026 (H), 4.00% (A) (E)	207,000	214,763
Guardian Life Insurance Co. of America 4.85%, 01/24/2077 (A)	42,000	51,185
Harborwalk Funding Trust Fixed until 02/15/2049, 5.08% (E), 02/15/2069 (A)	290,000	342,347
Hartford Financial Services Group, Inc. 4.30%, 04/15/2043	200,000	222,665
Jackson National Life Global Funding
3.05%, 04/29/2026 (A)	245,000	253,017
3.25%, 01/30/2024 (A)	58,000	60,180
3.88%, 06/11/2025 (A)	400,000	429,034
Liberty Mutual Group, Inc.
3.95%, 10/15/2050 (A)	230,000	239,236
4.57%, 02/01/2029 (A)	47,000	52,525
Lincoln National Corp.
3.05%, 01/15/2030	215,000	215,765
4.00%, 09/01/2023	150,000	159,721
Manulife Financial Corp. Fixed until 02/24/2027, 4.06% (E), 02/24/2032	270,000	280,128
Massachusetts Mutual Life Insurance Co.
3.73%, 10/15/2070 (A)	35,000	33,847
7.63%, 11/15/2023 (A)	250,000	285,192
MassMutual Global Funding II 2.50%, 10/17/2022 (A)	100,000	101,458
Metropolitan Life Global Funding I
3.00%, 09/19/2027 (A)	350,000	363,116
3.88%, 04/11/2022 (A)	200,000	208,394

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
New York Life Global Funding 3.00%, 01/10/2028 (A) (G)	$ 162,000	$ 167,946
New York Life Insurance Co. 4.45%, 05/15/2069 (A)	210,000	240,727
OneBeacon Holdings, Inc. 4.60%, 11/09/2022 (G)	200,000	210,950
Pacific Life Insurance Co. Fixed until 10/24/2047, 4.30% (E), 10/24/2067 (A)	124,000	132,370
Principal Life Global Funding II 2.38%, 11/21/2021 (A)	300,000	301,739
Progressive Corp. Fixed until 03/15/2023 (H), 5.38% (E)	140,000	147,134
Prudential Financial, Inc. 3.91%, 12/07/2047	126,000	135,683
Prudential Insurance Co. of America 8.30%, 07/01/2025 (A)	450,000	577,804
Reliance Standard Life Global Funding II
2.50%, 01/15/2020 (A)	100,000	100,005
3.85%, 09/19/2023 (A)	100,000	104,877
Teachers Insurance & Annuity Association of America
4.27%, 05/15/2047 (A)	100,000	113,744
4.90%, 09/15/2044 (A)	100,000	122,840

		8,793,069

Internet & Direct Marketing Retail - 0.1%
Amazon.com, Inc. 3.88%, 08/22/2037	230,000	261,414
Booking Holdings, Inc. 2.75%, 03/15/2023	143,000	146,119

		407,533

IT Services - 0.4%
DXC Technology Co. 4.25%, 04/15/2024	86,000	91,358
Fiserv, Inc.
3.20%, 07/01/2026	135,000	139,812
4.40%, 07/01/2049	125,000	141,911
Global Payments, Inc. 4.15%, 08/15/2049	265,000	283,520
IBM Credit LLC 3.00%, 02/06/2023	300,000	308,810
International Business Machines Corp.
3.30%, 05/15/2026	540,000	570,056
3.50%, 05/15/2029	1,005,000	1,081,287
Western Union Co. 3.60%, 03/15/2022 (G)	200,000	205,870

		2,822,624

Life Sciences Tools & Services - 0.0% (F)
Thermo Fisher Scientific, Inc.
2.95%, 09/19/2026	77,000	79,186
3.00%, 04/15/2023	57,000	58,612
4.15%, 02/01/2024	34,000	36,436

		174,234

Machinery - 0.2%
Caterpillar Financial Services Corp.
2.85%, 06/01/2022, MTN	46,000	46,939
3.25%, 12/01/2024, MTN (G)	130,000	137,394

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Machinery (continued)
Caterpillar, Inc. 2.60%, 06/26/2022	$ 35,000	$ 35,621
Illinois Tool Works, Inc. 4.88%, 09/15/2041	280,000	355,801
Ingersoll-Rand Finance SA 2.63%, 05/01/2020	80,000	80,105
nVent Finance Sarl 4.55%, 04/15/2028	187,000	194,119
Parker-Hannifin Corp.
4.10%, 03/01/2047	58,000	63,287
4.45%, 11/21/2044, MTN	85,000	96,281
Xylem, Inc. 3.25%, 11/01/2026	33,000	34,169

		1,043,716

Media - 0.9%
Charter Communications Operating LLC / Charter Communications Operating Capital
4.80%, 03/01/2050	395,000	416,529
6.83%, 10/23/2055	125,000	163,703
Comcast Corp.
3.15%, 03/01/2026	208,000	218,067
3.20%, 07/15/2036	200,000	204,762
3.25%, 11/01/2039	235,000	238,729
3.95%, 10/15/2025	197,000	215,008
4.00%, 11/01/2049	150,000	166,341
4.20%, 08/15/2034	767,000	875,368
4.25%, 01/15/2033	223,000	258,475
4.60%, 10/15/2038	235,000	280,183
4.95%, 10/15/2058	300,000	390,966
6.50%, 11/15/2035	486,000	689,250
Cox Communications, Inc. 3.25%, 12/15/2022 (A)	55,000	56,579
Discovery Communications LLC
4.38%, 06/15/2021	80,000	82,630
6.35%, 06/01/2040	200,000	254,494
Fox Corp. 4.71%, 01/25/2029 (A)	135,000	153,952
SES SA 3.60%, 04/04/2023 (A)	100,000	102,170
Time Warner Cable LLC
6.55%, 05/01/2037	300,000	368,023
7.30%, 07/01/2038	100,000	130,449
Time Warner Entertainment Co., LP 8.38%, 07/15/2033	165,000	231,440
ViacomCBS, Inc.
3.70%, 08/15/2024	287,000	303,713
4.00%, 01/15/2026	83,000	88,935
4.20%, 06/01/2029 (G)	130,000	141,681
4.38%, 03/15/2043	93,000	98,604
6.88%, 04/30/2036	150,000	200,856

		6,330,907

Metals & Mining - 0.1%
Anglo American Capital PLC 4.00%, 09/11/2027 (A)	200,000	209,590
Barrick Gold Corp. 6.45%, 10/15/2035	40,000	51,437

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Metals & Mining (continued)
Nucor Corp. 6.40%, 12/01/2037	$ 210,000	$ 284,487
Steel Dynamics, Inc. 3.45%, 04/15/2030	322,000	325,825

		871,339

Multi-Utilities - 0.4%
CMS Energy Corp.
2.95%, 02/15/2027	97,000	98,039
3.00%, 05/15/2026	73,000	75,028
3.88%, 03/01/2024	100,000	105,279
Consolidated Edison Co. of New York, Inc. 4.65%, 12/01/2048	350,000	426,039
Consumers Energy Co. 3.25%, 08/15/2046	48,000	48,266
Delmarva Power & Light Co.
4.00%, 06/01/2042	47,000	49,982
4.15%, 05/15/2045	150,000	168,724
Dominion Energy, Inc.
2.75%, 09/15/2022	93,000	94,439
2.85%, 08/15/2026	61,000	61,641
5.25%, 08/01/2033	100,000	120,565
DTE Electric Co. 3.70%, 03/15/2045	123,000	132,798
NiSource, Inc.
5.80%, 02/01/2042	118,000	147,876
6.25%, 12/15/2040	260,000	344,079
Public Service Co. of Colorado
3.55%, 06/15/2046	53,000	54,579
6.50%, 08/01/2038	45,000	64,418
Public Service Co. of Oklahoma
4.40%, 02/01/2021	30,000	30,710
6.63%, 11/15/2037	150,000	207,762
San Diego Gas & Electric Co.
3.95%, 11/15/2041	44,000	44,643
6.00%, 06/01/2026	50,000	59,328
Sempra Energy 4.05%, 12/01/2023	72,000	76,573
WEC Energy Group, Inc. 3.55%, 06/15/2025	144,000	152,905

		2,563,673

Multiline Retail - 0.0% (F)
Dollar General Corp. 4.13%, 05/01/2028	85,000	92,840

Oil, Gas & Consumable Fuels - 2.4%
Apache Corp.
3.25%, 04/15/2022 (G)	7,000	7,133
4.75%, 04/15/2043	57,000	55,075
APT Pipelines, Ltd. 4.25%, 07/15/2027 (A)	191,000	205,664
BP Capital Markets America, Inc. 3.79%, 02/06/2024	1,000,000	1,064,287
BP Capital Markets PLC
3.54%, 11/04/2024	300,000	319,525
3.81%, 02/10/2024	116,000	123,929
Buckeye Partners, LP
4.88%, 02/01/2021	300,000	305,347
5.85%, 11/15/2043	100,000	90,192

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Cameron LNG LLC 3.70%, 01/15/2039 (A)	$ 342,000	$ 349,470
Canadian Natural Resources, Ltd.
3.80%, 04/15/2024 (G)	100,000	105,672
5.85%, 02/01/2035	70,000	86,221
6.45%, 06/30/2033	264,000	337,652
7.20%, 01/15/2032	20,000	26,740
Cenovus Energy, Inc. 6.75%, 11/15/2039	209,000	266,280
CNOOC Finance Pty, Ltd. 2.63%, 05/05/2020	230,000	230,244
Ecopetrol SA
4.13%, 01/16/2025	100,000	105,001
5.38%, 06/26/2026	116,000	129,921
5.88%, 09/18/2023	71,000	78,559
Enable Midstream Partners, LP 4.95%, 05/15/2028	80,000	81,037
Enbridge, Inc.
3.70%, 07/15/2027	65,000	68,851
4.50%, 06/10/2044	100,000	110,268
Fixed until 03/01/2028, 6.25% (E), 03/01/2078	150,000	162,688
Encana Corp.
7.20%, 11/01/2031	110,000	134,588
8.13%, 09/15/2030	100,000	128,962
Energy Transfer Operating, LP
4.75%, 01/15/2026	87,000	94,218
6.05%, 06/01/2041	225,000	254,047
Eni SpA
4.00%, 09/12/2023 (A)	200,000	210,989
5.70%, 10/01/2040 (A)	125,000	151,012
Eni USA, Inc. 7.30%, 11/15/2027	70,000	90,314
Enterprise Products Operating LLC
3.75%, 02/15/2025	110,000	117,235
3.90%, 02/15/2024	158,000	167,666
4.20%, 01/31/2050	75,000	80,507
4.95%, 10/15/2054	46,000	53,136
5.10%, 02/15/2045	39,000	46,756
5.75%, 03/01/2035	200,000	241,186
7.55%, 04/15/2038	300,000	435,250
EOG Resources, Inc. 2.63%, 03/15/2023	36,000	36,670
EQM Midstream Partners, LP 5.50%, 07/15/2028	250,000	245,733
EQT Corp. 3.90%, 10/01/2027 (G)	116,000	107,927
Equinor ASA
2.65%, 01/15/2024 (G)	214,000	219,466
3.25%, 11/10/2024	107,000	112,759
Exxon Mobil Corp.
3.00%, 08/16/2039	300,000	300,800
3.10%, 08/16/2049 (G)	370,000	369,416
Kinder Morgan, Inc. 4.30%, 03/01/2028 (G)	375,000	408,906
Magellan Midstream Partners, LP
3.20%, 03/15/2025	68,000	69,557
4.20%, 12/01/2042	73,000	74,528
4.25%, 02/01/2021	167,000	171,115

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Marathon Petroleum Corp. 3.63%, 09/15/2024	$ 145,000	$ 152,314
MPLX, LP
4.13%, 03/01/2027	104,000	109,246
4.50%, 04/15/2038	140,000	142,460
4.80%, 02/15/2029	195,000	214,032
5.20%, 03/01/2047	54,000	58,385
5.25%, 01/15/2025 (A)	107,000	112,387
Noble Energy, Inc.
3.25%, 10/15/2029	180,000	182,444
3.90%, 11/15/2024	120,000	126,857
6.00%, 03/01/2041	200,000	240,698
Occidental Petroleum Corp.
3.00%, 02/15/2027	78,000	78,149
3.50%, 08/15/2029 (G)	400,000	408,349
4.63%, 06/15/2045	39,000	40,364
7.50%, 05/01/2031	100,000	130,118
7.88%, 09/15/2031	100,000	134,183
ONEOK Partners, LP
3.38%, 10/01/2022	30,000	30,876
5.00%, 09/15/2023	65,000	70,528
6.65%, 10/01/2036	210,000	268,050
ONEOK, Inc.
3.40%, 09/01/2029	125,000	127,017
5.20%, 07/15/2048	220,000	249,679
Petroleos Mexicanos
5.35%, 02/12/2028	99,000	98,505
6.35%, 02/12/2048	153,000	147,645
6.50%, 03/13/2027	650,000	690,118
6.75%, 09/21/2047	201,000	201,378
6.84%, 01/23/2030 (A)	45,000	47,985
7.69%, 01/23/2050 (A)	96,000	104,769
Phillips 66 Partners, LP
3.15%, 12/15/2029	175,000	174,388
3.55%, 10/01/2026	34,000	35,644
4.90%, 10/01/2046	72,000	81,808
Plains All American Pipeline, LP / PAA Finance Corp.
4.30%, 01/31/2043	100,000	92,128
4.65%, 10/15/2025	50,000	53,576
4.70%, 06/15/2044	150,000	145,873
Shell International Finance BV 3.50%, 11/13/2023	525,000	553,250
Southern Natural Gas Co. LLC
4.80%, 03/15/2047 (A)	69,000	78,394
8.00%, 03/01/2032	56,000	81,281
Spectra Energy Partners, LP
3.50%, 03/15/2025 (G)	125,000	130,843
5.95%, 09/25/2043	63,000	79,183
Suncor Energy, Inc.
5.95%, 12/01/2034	140,000	182,822
6.80%, 05/15/2038	50,000	71,234
7.88%, 06/15/2026	168,000	214,893
Sunoco Logistics Partners Operations, LP
4.95%, 01/15/2043	198,000	196,109
5.30%, 04/01/2044	50,000	53,216
5.50%, 02/15/2020	180,000	180,588
6.10%, 02/15/2042	150,000	168,183

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
TC PipeLines, LP 3.90%, 05/25/2027	$ 70,000	$ 73,195
Total Capital International SA 3.46%, 07/12/2049	285,000	299,865
TransCanada PipeLines, Ltd.
4.88%, 01/15/2026	162,000	181,383
6.20%, 10/15/2037	100,000	130,492
Valero Energy Corp. 7.50%, 04/15/2032	45,000	62,509
Williams Cos., Inc.
3.90%, 01/15/2025	68,000	71,613
4.85%, 03/01/2048	133,000	145,606

		16,337,111

Personal Products - 0.0% (F)
Unilever Capital Corp. 3.38%, 03/22/2025	100,000	105,978

Pharmaceuticals - 0.6%
Allergan Funding SCS
3.45%, 03/15/2022	139,000	142,192
3.85%, 06/15/2024	302,000	317,232
Allergan, Inc. 3.38%, 09/15/2020	67,000	67,575
AstraZeneca PLC
4.00%, 09/18/2042 (G)	80,000	87,865
6.45%, 09/15/2037	100,000	141,047
Baxalta, Inc.
3.60%, 06/23/2022	20,000	20,533
5.25%, 06/23/2045	9,000	11,624
Bristol-Myers Squibb Co.
3.20%, 06/15/2026 (A)	265,000	278,414
3.40%, 07/26/2029 (A)	287,000	307,154
3.90%, 02/20/2028 (A)	200,000	220,476
4.13%, 06/15/2039 (A)	179,000	206,610
5.00%, 08/15/2045 (A)	325,000	416,907
5.70%, 10/15/2040 (A)	114,000	151,990
Eli Lilly & Co. 4.15%, 03/15/2059	170,000	200,794
Johnson & Johnson
3.40%, 01/15/2038	247,000	265,039
4.38%, 12/05/2033	46,000	54,499
Mylan NV 3.95%, 06/15/2026	70,000	72,977
Mylan, Inc. 5.40%, 11/29/2043	50,000	55,413
Pfizer, Inc. 3.90%, 03/15/2039	300,000	338,463
Shire Acquisitions Investments Ireland DAC
2.40%, 09/23/2021	210,000	211,194
2.88%, 09/23/2023	111,000	113,111
3.20%, 09/23/2026	319,000	328,760

		4,009,869

Real Estate Management & Development - 0.1%
Ontario Teachers’ Cadillac Fairview Properties Trust 3.88%, 03/20/2027 (A)	325,000	347,824

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Road & Rail - 0.4%
Avolon Holdings Funding, Ltd. 4.38%, 05/01/2026 (A)	$ 315,000	$ 332,734
Burlington Northern Santa Fe LLC
3.55%, 02/15/2050	131,000	138,043
3.75%, 04/01/2024	124,000	132,264
4.38%, 09/01/2042	88,000	102,298
5.15%, 09/01/2043	154,000	196,600
6.15%, 05/01/2037	70,000	98,124
Canadian Pacific Railway Co.
2.90%, 02/01/2025	208,000	213,644
6.13%, 09/15/2115	57,000	83,722
CSX Corp.
3.35%, 09/15/2049	30,000	29,591
4.75%, 11/15/2048	250,000	303,382
5.50%, 04/15/2041	37,000	46,853
JB Hunt Transport Services, Inc. 3.88%, 03/01/2026	185,000	198,812
Norfolk Southern Corp.
3.95%, 10/01/2042	35,000	37,372
4.05%, 08/15/2052	150,000	165,139
Park Aerospace Holdings, Ltd. 4.50%, 03/15/2023 (A)	250,000	261,750
Ryder System, Inc.
2.50%, 05/11/2020, MTN	113,000	113,127
2.65%, 03/02/2020, MTN	79,000	79,017
Union Pacific Corp. 4.10%, 09/15/2067	80,000	81,202
Union Pacific Railroad Co. Pass-Through Trust 4.70%, 01/02/2024	23,947	24,996

		2,638,670

Semiconductors & Semiconductor Equipment - 0.2%
Analog Devices, Inc.
3.13%, 12/05/2023	73,000	75,460
4.50%, 12/05/2036	140,000	151,214
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.63%, 01/15/2024	422,000	437,371
Broadcom, Inc. 4.75%, 04/15/2029 (A) (G)	670,000	732,634

		1,396,679

Software - 0.3%
Microsoft Corp.
3.50%, 02/12/2035	185,000	203,847
3.95%, 08/08/2056	208,000	246,514
4.00%, 02/12/2055	57,000	67,588
4.10%, 02/06/2037	250,000	295,751
4.20%, 11/03/2035	103,000	122,545
Oracle Corp.
2.95%, 11/15/2024	500,000	519,754
3.85%, 07/15/2036	129,000	141,444
3.90%, 05/15/2035	111,000	123,806
4.30%, 07/08/2034	200,000	233,995
VMware, Inc. 2.95%, 08/21/2022	288,000	293,460

		2,248,704

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Specialty Retail - 0.2%
AutoZone, Inc. 2.50%, 04/15/2021	$ 100,000	$ 100,548
Home Depot, Inc.
3.90%, 12/06/2028	500,000	561,543
4.20%, 04/01/2043	121,000	140,436
Lowe’s Cos., Inc.
3.13%, 09/15/2024 (G)	75,000	78,111
3.65%, 04/05/2029	225,000	240,642
4.55%, 04/05/2049	152,000	179,463
4.65%, 04/15/2042	54,000	61,920
O’Reilly Automotive, Inc. 3.60%, 09/01/2027	124,000	132,360

		1,495,023

Technology Hardware, Storage & Peripherals - 0.4%
Apple, Inc.
2.45%, 08/04/2026	259,000	262,699
2.90%, 09/12/2027	274,000	285,273
2.95%, 09/11/2049	69,000	66,902
3.00%, 06/20/2027	225,000	235,872
3.20%, 05/13/2025 - 05/11/2027	335,000	353,779
3.35%, 02/09/2027	276,000	293,991
3.45%, 02/09/2045	226,000	238,230
3.75%, 09/12/2047 - 11/13/2047	400,000	445,396
3.85%, 08/04/2046	181,000	204,132
Dell International LLC / EMC Corp. 6.02%, 06/15/2026 (A)	340,000	391,408

		2,777,682

Tobacco - 0.0% (F)
BAT Capital Corp. 4.39%, 08/15/2037	68,000	68,861

Trading Companies & Distributors - 0.2%
Air Lease Corp.
3.25%, 03/01/2025 - 10/01/2029	604,000	607,626
3.63%, 04/01/2027	70,000	72,600
BOC Aviation, Ltd.
2.38%, 09/15/2021 (A)	200,000	199,250
2.75%, 09/18/2022 (A)	200,000	200,702
International Lease Finance Corp.
5.88%, 08/15/2022	200,000	217,904
8.63%, 01/15/2022	200,000	225,044

		1,523,126

Transportation Infrastructure - 0.1%
Penske Truck Leasing Co., LP / PTL Finance Corp.
2.70%, 03/14/2023 (A)	100,000	101,074
4.13%, 08/01/2023 (A)	277,000	292,424

		393,498

Water Utilities - 0.0% (F)
American Water Capital Corp.
3.40%, 03/01/2025	183,000	191,921
4.00%, 12/01/2046	86,000	93,566

		285,487

Wireless Telecommunication Services - 0.3%
America Movil SAB de CV
3.63%, 04/22/2029	290,000	305,289
4.38%, 04/22/2049	400,000	459,344

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Wireless Telecommunication Services (continued)
Crown Castle Towers LLC 3.22%, 05/15/2042 (A)	$ 125,000	$ 126,340
Rogers Communications, Inc. 4.35%, 05/01/2049	205,000	229,516
Vodafone Group PLC
4.88%, 06/19/2049	415,000	481,275
5.25%, 05/30/2048	172,000	206,610

		1,808,374

Total Corporate Debt Securities (Cost $158,288,591)		168,555,226

FOREIGN GOVERNMENT OBLIGATIONS - 1.1%
Colombia - 0.1%
Colombia Government International Bond
4.00%, 02/26/2024	200,000	210,768
5.00%, 06/15/2045	200,000	232,300
7.38%, 09/18/2037	100,000	142,000

		585,068

Israel - 0.7%
Israel Government AID Bond
5.50%, 09/18/2033	100,000	136,800
Series 2007-Z,
Zero Coupon, 08/15/2025	1,000,000	888,963
Israel Government AID Bond, Principal Only STRIPS
Series 2,
11/01/2024	3,480,000	3,152,577
Series 2004-Z,
08/15/2023	1,000,000	929,266

		5,107,606

Mexico - 0.2%
Mexico Government International Bond
3.75%, 01/11/2028	210,000	218,190
4.13%, 01/21/2026	200,000	213,600
4.35%, 01/15/2047	104,000	109,720
4.60%, 01/23/2046	448,000	486,080
4.75%, 03/08/2044, MTN	60,000	66,300

		1,093,890

Panama - 0.1%
Panama Government International Bond
3.87%, 07/23/2060	385,000	414,453
4.50%, 04/16/2050	200,000	236,700

		651,153

Peru - 0.0% (F)
Peru Government International Bond 5.63%, 11/18/2050 (G)	36,000	52,605

Total Foreign Government Obligations (Cost $7,176,577)		7,490,322

MORTGAGE-BACKED SECURITIES - 3.8%
Alternative Loan Trust
Series 2004-2CB, Class 1A9,
5.75%, 03/25/2034	186,004	191,115
Series 2005-28CB, Class 1A4,
5.50%, 08/25/2035	132,670	132,275
Series 2005-54CB, Class 1A11,
5.50%, 11/25/2035	45,838	43,148

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Alternative Loan Trust, Interest Only STRIPS
Series 2005-20CB, Class 3A8,
(1.00) * 1-Month LIBOR + 4.75%, 2.96% (E), 07/25/2035	$ 232,047	$ 25,797
Series 2005-22T1, Class A2,
(1.00) * 1-Month LIBOR + 5.07%, 3.28% (E), 06/25/2035	489,315	65,441
Series 2005-J1, Class 1A4,
(1.00) * 1-Month LIBOR + 5.10%, 3.31% (E), 02/25/2035	22,357	511
BAMLL Commercial Mortgage Securities Trust
Series 2012-PARK, Class A,
2.96%, 12/10/2030 (A)	100,000	102,310
Series 2014-520M, Class C,
4.21% (E), 08/15/2046 (A)	200,000	209,422
Banc of America Funding Trust Series 2005-E, Class 4A1, 4.48% (E), 03/20/2035	9,938	9,990
Banc of America Funding Trust, Principal Only STRIPS
Series 2004-1,
03/25/2034	17,165	15,035
Series 2005-7, Class 30,
11/25/2035	18,192	15,863
Series 2005-8, Class 30,
01/25/2036	5,439	4,191
Banc of America Mortgage Trust Series 2003-J, Class 3A2, 4.65% (E), 11/25/2033	38,192	39,165
BB-UBS Trust
Series 2012-SHOW, Class A,
3.43%, 11/05/2036 (A)	550,000	570,710
Series 2012-TFT, Class A,
2.89%, 06/05/2030 (A)	67,000	66,993
Bear Stearns Alt-A Trust Series 2004-6, Class 1A, 1-Month LIBOR + 0.64%, 2.43% (E), 07/25/2034	51,251	51,304
Bear Stearns ARM Trust Series 2006-1, Class A1, 1-Year CMT + 2.25%, 3.84% (E), 02/25/2036	37,825	38,698
Bear Stearns Commercial Mortgage Securities Trust Series 2005-PWR9, Class C, 5.06% (E), 09/11/2042	43,451	43,450
CD Mortgage Trust Series 2006-CD3, Class AM, 5.65%, 10/15/2048	197,956	202,782
Chase Mortgage Finance Trust
Series 2007-A1, Class 1A3,
4.57% (E), 02/25/2037	53,351	54,341
Series 2007-A2, Class 2A1,
4.15% (E), 07/25/2037	25,081	25,271
CHL Mortgage Pass-Through Trust
Series 2004-3, Class A26,
5.50%, 04/25/2034	51,560	52,842
Series 2004-3, Class A4,
5.75%, 04/25/2034	30,936	31,793

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
CHL Mortgage Pass-Through Trust (continued)
Series 2004-7, Class 2A1,
4.59% (E), 06/25/2034	$ 13,646	$ 14,178
Series 2004-8, Class 2A1,
4.50%, 06/25/2019	259	260
Series 2004-HYB1, Class 2A,
3.75% (E), 05/20/2034	9,639	9,669
Series 2005-22, Class 2A1,
3.61% (E), 11/25/2035	88,516	80,144
Citigroup Mortgage Loan Trust, Inc. Series 2003-1, Class 2A5, 5.25%, 10/25/2033	11,209	11,445
COMM Mortgage Trust
Series 2013-SFS, Class A2,
2.99% (E), 04/12/2035 (A)	125,000	127,450
Series 2015-CR25, Class A4,
3.76%, 08/10/2048	422,000	450,032
Series 2018-HOME, Class A,
3.82% (E), 04/10/2033 (A)	1,160,000	1,246,469
Commercial Mortgage Trust Series 2006-GG7, Class AM, 5.62% (E), 07/10/2038	7,739	7,782
Credit Suisse First Boston Mortgage Securities Corp. Series 2003-21, Class 1A4, 5.25%, 09/25/2033	16,822	17,174
CSFB Mortgage-Backed Pass-Through Certificates Series 2003-27, Class 5A4, 5.25%, 11/25/2033	27,955	28,542
GS Mortgage Securities Corp. Trust Series 2012-ALOH, Class A, 3.55%, 04/10/2034 (A)	750,000	766,777
GSMPS Mortgage Loan Trust
Series 2005-RP2, Class 1AF,
1-Month LIBOR + 0.35%, 2.14% (E), 03/25/2035 (A)	131,955	122,699
Series 2005-RP3, Class 1AF,
1-Month LIBOR + 0.35%, 2.14% (E), 09/25/2035 (A)	83,676	74,023
GSR Mortgage Loan Trust
Series 2004-6F, Class 2A4,
5.50%, 05/25/2034	42,061	43,420
Series 2004-8F, Class 2A3,
6.00%, 09/25/2034	19,972	20,417
Series 2005-7F, Class 3A9,
6.00%, 09/25/2035	40,366	42,614
Series 2006-1F, Class 2A4,
6.00%, 02/25/2036	57,041	45,662
Headlands Residential LLC
Series 2017-RPL1, Class A,
3.88% (E), 08/25/2022 (A)	1,135,000	1,139,178
Series 2018-RPL1, Class A,
4.25% (E), 06/25/2023 (A)	1,160,000	1,169,727
Impac Secured Assets Trust
Series 2006-1, Class 2A1,
1-Month LIBOR + 0.35%, 2.14% (E), 05/25/2036	52,023	50,510

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Impac Secured Assets Trust (continued)
Series 2006-2, Class 2A1,
1-Month LIBOR + 0.35%, 2.14% (E), 08/25/2036	$ 6,820	$ 6,812
Independence Plaza Trust Series 2018-INDP, Class A, 3.76%, 07/10/2035 (A)	765,000	798,662
JPMorgan Chase Commercial Mortgage Securities Trust, Interest Only STRIPS Series 2006-LDP8, Class X, 0.30% (E), 05/15/2045	43,731	14
JPMorgan Mortgage Trust Series 2006-A2, Class 5A3, 4.09% (E), 11/25/2033	19,900	20,550
Ladder Capital Commercial Mortgage Trust Series 2013-GCP, Class A2, 3.99%, 02/15/2036 (A)	154,000	166,931
LHOME Mortgage Trust
Series 2019-RTL2, Class A1,
3.84%, 03/25/2024 (A)	770,000	766,942
Series 2019-RTL3, Class A1,
3.87%, 07/25/2024 (A)	1,360,000	1,357,680
MASTR Adjustable Rate Mortgages Trust
Series 2004-13, Class 2A1,
4.61% (E), 04/21/2034	24,571	25,061
Series 2004-13, Class 3A7,
4.70% (E), 11/21/2034	13,455	13,776
Series 2004-3, Class 4A2,
3.93% (E), 04/25/2034	11,084	10,467
MASTR Alternative Loan Trust Series 2004-10, Class 1A1, 4.50%, 09/25/2019	1,557	1,562
MASTR Resecuritization Trust, Principal Only STRIPS Series 2005, Class 3, Zero Coupon, 05/28/2035 (A)	9,905	7,229
Merrill Lynch Mortgage Investors Trust
Series 2003-E, Class A1,
1-Month LIBOR + 0.62%, 2.41% (E), 10/25/2028	210,944	212,692
Series 2004-1, Class 2A1,
3.94% (E), 12/25/2034	43,295	43,699
Series 2004-A, Class A1,
1-Month LIBOR + 0.46%, 2.25% (E), 04/25/2029	137,340	134,089
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C14, Class A3, 3.67%, 02/15/2047	241,437	243,687
MRCD Mortgage Trust
Series 2019-PARK, Class A,
2.72%, 12/15/2036 (A)	1,020,000	1,024,612
Series 2019-PARK, Class D,
2.72%, 12/15/2036 (A)	890,000	858,731
Nomura Asset Acceptance Corp. Alternative Loan Trust
Series 2003-A1, Class A2,
6.00%, 05/25/2033	8,867	9,091
Series 2003-A1, Class A5,
7.00%, 04/25/2033	10,096	10,448

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
PHH Alternative Mortgage Trust, Interest Only STRIPS Series 2007-2, Class 2X, 6.00%, 05/25/2037	$ 135,054	$ 31,445
RALI Trust
Series 2002-QS16, Class A3,
(2.09) * 1-Month LIBOR + 16.62%, 12.88% (E), 10/25/2017	52	47
Series 2004-QS3, Class CB,
5.00%, 03/25/2019	215	215
RBS Commercial Funding, Inc. Trust Series 2013-SMV, Class A, 3.26%, 03/11/2031 (A)	160,000	163,333
Seasoned Credit Risk Transfer Trust
Series 2019-1, Class MT,
3.50%, 07/25/2058	1,386,611	1,459,084
Series 2019-3, Class MB,
3.50%, 10/25/2058	570,783	597,378
Series 2019-4, Class M55D,
4.00%, 02/25/2059	1,233,060	1,298,278
Seasoned Loans Structured Transaction Series 2018-2, Class A1, 3.50%, 11/25/2028	2,170,818	2,248,713
Sequoia Mortgage Trust
Series 2003-1, Class 1A,
1-Month LIBOR + 0.76%, 2.52% (E), 04/20/2033	86,005	85,209
Series 2004-11, Class A1,
1-Month LIBOR + 0.60%, 2.36% (E), 12/20/2034	70,732	70,858
Series 2004-8, Class A1,
1-Month LIBOR + 0.70%, 2.46% (E), 09/20/2034	172,880	171,195
Series 2004-9, Class A1,
1-Month LIBOR + 0.68%, 2.44% (E), 10/20/2034	122,882	121,295
Structured Adjustable Rate Mortgage Loan Trust Series 2004-1, Class 4A4, 4.39% (E), 02/25/2034	180,766	183,305
Structured Asset Mortgage Investments II Trust
Series 2003-AR4, Class A1,
1-Month LIBOR + 0.70%, 2.46% (E), 01/19/2034	219,148	216,799
Series 2004-AR1, Class 1A1,
1-Month LIBOR + 0.70%, 2.46% (E), 03/19/2034	188,073	186,544
Series 2004-AR5, Class 1A1,
1-Month LIBOR + 0.66%, 2.42% (E), 10/19/2034	31,900	32,018
Series 2005-AR5, Class A3,
1-Month LIBOR + 0.25%, 2.01% (E), 07/19/2035	100,530	99,931
Thornburg Mortgage Securities Trust Series 2004-4, Class 3A, 3.65% (E), 12/25/2044	64,650	66,000
TIAA Seasoned Commercial Mortgage Trust Series 2007-C4, Class C, 5.50% (E), 08/15/2039	240,000	241,362

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Toorak Mortgage Corp., Ltd. Series 2019-2, Class A1, 3.72% (E), 09/25/2022	$ 946,000	$ 947,562
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 06/10/2030 (A)	231,000	236,232
UBS-Barclays Commercial Mortgage Trust
Series 2012-C2, Class A4,
3.53%, 05/10/2063	130,000	133,418
Series 2012-C2, Class XA,
1.31% (E), 05/10/2063 (A)	727,230	19,910
Series 2013-C6, Class A4,
3.24%, 04/10/2046	286,000	294,232
V.M. Jog Engineering, Ltd. Series 2017, Class A, 1-Month LIBOR + 4.60%, 6.56%, 12/15/2020 (E)	1,200,000	1,200,000
VNDO Mortgage Trust
Series 2012-6AVE, Class A,
3.00%, 11/15/2030 (A)	544,235	553,899
Series 2013-PENN, Class A,
3.81%, 12/13/2029 (A)	400,000	403,960
Wachovia Bank Commercial Mortgage Trust, Interest Only STRIPS Series 2006-C24, Class XC, 0.07% (E), 03/15/2045 (A)	53,060	1
WaMu Mortgage Pass-Through Certificates Trust
Series 2003-AR11, Class A6,
4.13% (E), 10/25/2033	62,131	63,158
Series 2003-AR6, Class A1,
4.70% (E), 06/25/2033	17,862	18,172
Series 2003-S3, Class 1A4,
5.50%, 06/25/2033	41,208	42,225
Series 2003-S9, Class A8,
5.25%, 10/25/2033	35,996	36,758
Series 2004-AR3, Class A2,
4.50% (E), 06/25/2034	11,008	11,168
Washington Mutual Mortgage Pass-Through Certificates Trust Series 2005-4, Class CB7, 5.50%, 06/25/2035	111,307	109,589
Washington Mutual Mortgage Pass-Through Certificates Trust, Interest Only STRIPS
Series 2005-2, Class 1A4,
(1.00) * 1-Month LIBOR + 5.05%, 3.26% (E), 04/25/2035	354,394	40,434
Series 2005-3, Class CX,
5.50%, 05/25/2035	124,411	24,388
Washington Mutual MSC Mortgage Pass-Through Certificates Trust, Principal Only STRIPS Series 2003-MS7, Class P, Zero Coupon, 03/25/2033	497	452
Wells Fargo Commercial Mortgage Trust
Series 2013-120B, Class A,
2.71% (E), 03/18/2028 (A)	400,000	399,538
Series 2014-LC16, Class A2,
2.82%, 08/15/2050	14,727	14,712

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Commercial Mortgage Trust (continued)
Series 2016-C35, Class A4,
2.93%, 07/15/2048	$ 1,103,000	$ 1,131,697

Total Mortgage-Backed Securities (Cost $25,512,867)		26,127,868

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.1%
California - 0.0% (F)
City of Los Angeles Department of Airports, Revenue Bonds, Series C, 6.58%, 05/15/2039	65,000	86,250

New York - 0.1%
Port Authority of New York & New Jersey, Revenue Bonds
4.46%, 10/01/2062	225,000	275,760
5.65%, 11/01/2040	155,000	206,902

		482,662

Ohio - 0.0% (F)
Ohio State University, Revenue Bonds
Series A,
4.05%, 12/01/2056	106,000	122,364
4.80%, 06/01/2111	130,000	164,790

		287,154

Total Municipal Government Obligations (Cost $707,210)		856,066

U.S. GOVERNMENT AGENCY OBLIGATIONS - 29.1%
Federal Home Loan Mortgage Corp.
1-Month LIBOR + 0.55%, 2.29% (E), 07/15/2042 - 03/15/2044	1,379,905	1,380,055
3.00%, 08/15/2042 - 01/15/2044	2,406,832	2,459,806
3.50%, 01/01/2032 - 06/01/2043	2,234,887	2,346,218
6-Month LIBOR + 1.73%, 3.91% (E), 10/01/2036	18,982	19,783
6-Month LIBOR + 1.67%, 3.93% (E), 08/01/2036	21,560	22,415
4.00%, 06/01/2042 - 06/01/2049	5,883,331	6,207,957
12-Month LIBOR + 1.67%, 4.06% (E), 11/01/2036	23,229	24,340
12-Month LIBOR + 1.69%, 4.13% (E), 12/01/2036	4,117	4,326
6-Month LIBOR + 1.75%, 4.18% (E), 07/01/2036	28,223	29,427
6-Month LIBOR + 1.88%, 4.28% (E), 03/01/2037	17,581	18,410
1-Year CMT + 2.25%, 4.29% (E), 02/01/2036	56,727	59,985
1-Year CMT + 2.36%, 4.36% (E), 10/01/2036	16,017	16,742
4.50%, 05/01/2041	215,315	233,936
1-Year CMT + 2.37%, 4.55% (E), 09/01/2034	33,981	35,994
6-Month LIBOR + 2.11%, 4.57% (E), 02/01/2037	26,319	27,737
1-Year CMT + 2.25%, 4.75% (E), 05/01/2036	17,923	18,963

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. (continued)
12-Month LIBOR + 1.94%, 4.88% (E), 06/01/2036	$ 68,281	$ 72,210
1-Year CMT + 2.25%, 4.95% (E), 01/01/2035	24,620	25,890
5.50%, 08/01/2038	26,054	29,275
6.00%, 01/01/2034 - 12/01/2034	56,693	59,614
6.50%, 11/01/2036	19,116	21,490
7.00%, 01/01/2031	49,768	55,455
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
2.27%, 01/25/2023	1,500,000	1,507,794
2.36%, 08/25/2022	529,138	529,827
1-Month LIBOR + 0.70%, 2.40% (E), 09/25/2022	126,365	126,341
2.60%, 09/25/2020	5,978	5,980
2.62%, 01/25/2023	1,250,000	1,267,456
2.72%, 07/25/2026	896,000	919,449
2.77%, 05/25/2025	750,000	771,322
2.81%, 09/25/2024	591,000	604,628
2.84%, 09/25/2022	490,479	499,324
2.93%, 01/25/2023	502,942	513,591
3.04%, 07/25/2024	2,500,000	2,587,037
3.08%, 01/25/2031	1,179,000	1,215,261
3.21% (E), 04/25/2028	465,000	487,159
3.30% (E), 11/25/2027	553,000	588,819
3.39%, 03/25/2024	857,000	900,155
3.49%, 01/25/2024	1,300,000	1,367,200
3.69%, 01/25/2029	1,045,000	1,142,635
3.85% (E), 05/25/2028	1,340,000	1,469,451
3.90% (E), 08/25/2028	860,000	951,985
Federal Home Loan Mortgage Corp. REMIC
1-Month LIBOR + 0.35%, 2.09% (E), 06/15/2043	903,447	897,215
1-Month LIBOR + 0.40%, 2.14% (E), 10/15/2041	267,552	267,947
1-Month LIBOR + 0.44%, 2.18% (E), 02/15/2037	7,469	7,482
1-Month LIBOR + 0.40%, 2.18% (E), 07/15/2037	161,787	161,489
1-Month LIBOR + 0.45%, 2.19% (E), 08/15/2039	118,925	119,353
1-Month LIBOR + 0.55%, 2.29% (E), 08/15/2037	428,191	429,837
1-Month LIBOR + 0.68%, 2.42% (E), 11/15/2037	235,441	237,844
3.50%, 03/15/2035	2,000,000	2,128,044
4.00%, 12/15/2041	280,506	302,414
5.00%, 12/15/2022 - 05/15/2041	522,747	584,776
5.50%, 12/15/2022 - 05/15/2038	471,599	523,139
(3.62) * 1-Month LIBOR + 27.21%, 5.50% (E), 05/15/2041	70,439	73,800
6.00%, 05/15/2027 - 04/15/2036	851,487	950,270
6.38%, 03/15/2032	67,572	77,069
6.40%, 11/15/2023	15,093	15,803
6.50%, 08/15/2031 - 07/15/2036	382,209	436,513
7.00%, 03/15/2024 - 05/15/2032	551,425	627,912
7.25%, 09/15/2030 - 12/15/2030	146,413	170,384

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. REMIC (continued)
7.50%, 02/15/2023 - 08/15/2030	$ 50,072	$ 55,175
(1.25) * 1-Month LIBOR + 10.13%, 7.95% (E), 07/15/2032	38,283	44,173
8.00%, 01/15/2030	118,163	139,213
(2.00) * 1-Month LIBOR + 13.29%, 9.81% (E), 07/15/2033	29,899	36,285
(1.83) * 1-Month LIBOR + 14.76%, 11.57% (E), 09/15/2033	5,761	7,515
(3.33) * 1-Month LIBOR + 17.50%, 11.70% (E), 02/15/2040	67,277	86,743
(3.67) * 1-Month LIBOR + 24.49%, 18.11% (E), 06/15/2034	26,006	31,738
Federal Home Loan Mortgage Corp. REMIC, Interest Only STRIPS
2.39% (E), 01/15/2040	73,651	4,016
(1.00) * 1-Month LIBOR + 6.00%, 4.26% (E), 11/15/2037 - 02/15/2039	90,410	13,412
(1.00) * 1-Month LIBOR + 6.20%, 4.46% (E), 06/15/2038	194,894	28,752
(1.00) * 1-Month LIBOR + 6.37%, 4.63% (E), 10/15/2037	397,770	75,172
(1.00) * 1-Month LIBOR + 6.42%, 4.68% (E), 11/15/2037	43,420	7,172
(1.00) * 1-Month LIBOR + 6.80%, 5.06% (E), 04/15/2038	34,318	4,750
(1.00) * 1-Month LIBOR + 7.10%, 5.36% (E), 07/15/2036	13,615	2,654
(1.00) * 1-Month LIBOR + 8.00%, 6.26% (E), 03/15/2032	24,608	4,143
Federal Home Loan Mortgage Corp. REMIC, Principal Only STRIPS 04/15/2020 - 01/15/2040	164,933	148,139
Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates
12-MTA + 1.20%, 3.44% (E), 10/25/2044	154,589	156,755
5.42% (E), 07/25/2032	131,579	144,779
6.50%, 02/25/2043	125,497	146,107
7.00%, 02/25/2043	38,088	44,934
7.50% (E), 08/25/2042	56,704	69,583
Federal Home Loan Mortgage Corp., Interest Only STRIPS 5.00%, 09/15/2035	36,947	7,321
Federal National Mortgage Association
1-Month LIBOR + 0.35%, 2.05% (E), 01/01/2023	309,210	308,633
1-Month LIBOR + 0.26%, 2.05% (E), 11/25/2046	110,737	109,124
1-Month LIBOR + 0.35%, 2.06% (E), 09/25/2042	380,526	376,852
1-Month LIBOR + 0.48%, 2.18% (E), 09/01/2024	896,531	894,221
2.34%, 01/01/2023	885,431	891,687
1-Month LIBOR + 0.55%, 2.34% (E), 08/25/2042	357,409	357,624
2.38%, 12/01/2022 - 10/01/2026	1,899,176	1,909,233
2.39% (E), 01/25/2023	584,967	589,600
2.41%, 11/01/2029	1,687,680	1,687,450

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
2.42%, 10/01/2029	$ 1,400,000	$ 1,399,188
2.46%, 02/01/2023	841,509	846,103
2.49%, 05/25/2026 - 11/01/2029	1,670,000	1,685,193
2.51%, 06/01/2023	870,163	881,688
2.52%, 05/01/2023	1,000,000	1,013,864
2.57%, 08/01/2028	2,841,159	2,881,472
2.65%, 08/01/2022	500,000	508,923
2.67%, 07/01/2022	1,500,000	1,526,520
2.70%, 07/01/2026	1,497,776	1,531,406
2.71%, 04/01/2023	1,269,550	1,291,999
1-Month LIBOR + 0.93%, 2.78% (E), 11/25/2022	153,727	154,002
2.79%, 06/01/2023	727,725	742,921
2.90%, 06/25/2027	4,133,934	4,241,413
2.92%, 12/01/2024	1,000,000	1,034,987
2.97%, 06/01/2030	1,321,000	1,373,049
2.98%, 08/25/2029	733,000	762,877
3.00%, 01/01/2043	529,683	545,137
3.02% (E), 08/25/2024	636,000	655,463
3.03%, 12/01/2021	422,363	428,795
3.05% (E), 03/25/2028	546,000	571,339
3.08% (E), 06/25/2027	1,016,000	1,063,643
3.08%, 01/01/2028	2,000,000	2,096,424
3.09% (E), 04/25/2027 - 02/25/2030	1,559,000	1,628,358
3.10%, 09/01/2025 - 01/01/2028	2,981,580	3,131,072
3.12%, 11/01/2026	965,641	1,011,547
3.16%, 01/01/2030	2,000,000	2,106,439
3.18% (E), 04/25/2029	937,000	985,850
3.24%, 10/01/2026 - 12/01/2026	1,908,466	2,009,787
3.26%, 04/01/2029	2,000,000	2,125,222
3.29%, 08/01/2026	2,494,420	2,638,799
3.30%, 12/01/2026 - 03/01/2029	2,169,106	2,301,898
3.33%, 05/01/2028	2,048,669	2,176,060
3.34%, 02/01/2027 - 07/01/2030	2,000,000	2,126,986
3.36%, 12/01/2027	1,030,766	1,092,890
3.38%, 12/01/2023	1,451,786	1,518,889
3.38% (E), 07/25/2028	997,000	1,065,135
3.42%, 05/01/2024	600,000	632,272
3.45%, 01/01/2024	954,791	1,002,255
3.50%, 12/01/2027 - 01/01/2044	5,562,146	5,866,782
3.55% (E), 09/25/2028	1,000,000	1,081,329
3.57%, 07/01/2028 - 01/01/2031	2,757,592	2,987,014
3.59%, 10/01/2020	58,987	59,177
3.63% (E), 11/25/2028	1,710,000	1,861,939
3.64% (E), 08/25/2030	1,100,000	1,203,315
3.66%, 10/01/2028	1,179,358	1,278,205
3.67%, 09/01/2028	1,142,000	1,236,648
3.74%, 07/01/2023	476,359	502,396
3.76%, 06/25/2021 - 12/01/2035	1,901,151	2,043,520
3.80%, 02/01/2031	1,383,919	1,523,817
3.81%, 12/01/2028	730,000	801,729
3.82%, 09/01/2028	1,774,776	1,943,214
3.86%, 07/01/2021	856,379	873,796
3.92%, 08/01/2021	1,353,199	1,383,609
3.94%, 07/01/2021	500,000	512,081
3.97%, 06/01/2021 - 07/01/2021	876,360	894,347
3.98%, 08/01/2021	876,486	896,499
3.99%, 07/01/2021	133,226	136,105

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
4.00%, 07/01/2042 - 08/01/2048	$ 6,168,628	$ 6,556,249
4.02%, 08/01/2021 - 11/01/2028	1,463,747	1,529,883
4.05%, 08/01/2021	707,203	724,084
4.06%, 07/01/2021	946,928	968,251
4.25%, 04/01/2021	500,000	509,696
4.26%, 06/01/2021	220,585	227,136
4.38%, 04/01/2020	89,663	89,991
4.45%, 07/01/2026	436,966	493,162
1-Year CMT + 2.23%, 4.53% (E), 01/01/2036	20,793	21,935
12-Month LIBOR + 1.79%, 4.91% (E), 01/01/2038	6,916	7,115
5.00%, 05/01/2023 - 06/01/2048	1,405,337	1,511,928
5.50%, 07/01/2022 - 05/01/2036	142,961	153,862
6.00%, 12/01/2032 - 11/01/2037	278,692	311,740
6.50%, 08/01/2020 - 10/01/2036	43,518	49,028
8.00%, 11/01/2037	3,651	3,933
Federal National Mortgage Association REMIC
1-Month LIBOR + 0.30%, 2.09% (E), 08/25/2041	161,417	160,991
1-Month LIBOR + 0.35%, 2.14% (E), 04/25/2035 - 08/25/2036	63,014	62,746
1-Month LIBOR + 0.25%, 2.17% (E), 06/27/2036	22,441	22,050
1-Month LIBOR + 0.40%, 2.19% (E), 10/25/2042	396,243	394,013
1-Month LIBOR + 0.50%, 2.29% (E), 05/25/2035 - 10/25/2042	795,244	795,996
3.00%, 01/25/2046	436,952	449,285
4.00%, 10/25/2025 - 04/25/2033	669,365	699,071
4.50%, 07/25/2029	1,000,000	1,089,882
5.00%, 09/25/2023 - 08/25/2040	1,203,748	1,365,931
(1.33) * 1-Month LIBOR + 7.47%, 5.21% (E), 08/25/2033	44,660	48,123
5.29% (E), 12/25/2042	95,184	103,390
5.50%, 04/25/2023 - 07/25/2038	987,271	1,073,111
5.75%, 06/25/2033	158,818	178,188
5.78% (E), 10/25/2042	17,271	19,282
5.81% (E), 12/25/2042	51,351	55,398
6.00% (E), 07/25/2023	42,443	44,798
6.00%, 11/25/2032 - 11/25/2039	310,737	348,898
6.50%, 02/25/2022 - 05/25/2044	349,386	397,987
7.00%, 03/25/2031 - 11/25/2041	632,937	741,663
(1.88) * 1-Month LIBOR + 11.28%, 7.91% (E), 07/25/2035	70,514	82,419
8.00%, 05/25/2022	4,536	4,748
(1.67) * 1-Month LIBOR + 12.50%, 9.51% (E), 09/25/2033	7,638	8,984
(2.50) * 1-Month LIBOR + 13.75%, 9.52% (E), 07/25/2033	17,442	20,213
(6.67) * 1-Month LIBOR + 54.00%, 10.00% (E), 03/25/2032	3,183	3,901
(2.00) * 1-Month LIBOR + 14.00%, 10.42% (E), 03/25/2038	5,142	5,949
(1.83) * 1-Month LIBOR + 14.48%, 11.20% (E), 12/25/2032	5,009	6,086

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association REMIC (continued)
(2.75) * 1-Month LIBOR + 16.50%, 11.57% (E), 05/25/2034	$ 15,940	$ 20,026
(2.00) * 1-Month LIBOR + 15.50%, 12.01% (E), 11/25/2031	17,595	23,002
(2.50) * 1-Month LIBOR + 17.38%, 12.90% (E), 07/25/2035	55,000	73,937
(2.75) * 1-Month LIBOR + 19.53%, 14.60% (E), 04/25/2034 - 05/25/2034	97,365	135,312
(3.50) * 1-Month LIBOR + 23.10%, 16.83% (E), 06/25/2035	32,915	37,517
(4.00) * 1-Month LIBOR + 24.00%, 16.83% (E), 05/25/2034	8,220	11,454
(3.67) * 1-Month LIBOR + 24.57%, 18.00% (E), 03/25/2036	17,047	25,271
(4.00) * 1-Month LIBOR + 26.20%, 19.03% (E), 10/25/2036	6,018	8,856
(3.25) * 1-Month LIBOR + 25.19%, 19.36% (E), 02/25/2032	2,385	3,246
(4.00) * 1-Month LIBOR + 26.56%, 19.39% (E), 12/25/2036	7,061	10,214
Federal National Mortgage Association REMIC, Interest Only STRIPS
0.91% (E), 08/25/2042	255,500	5,487
1.71% (E), 01/25/2038	27,843	1,243
2.37% (E), 04/25/2041	49,092	2,766
(1.00) * 1-Month LIBOR + 5.85%, 4.06% (E), 09/25/2038	120,417	13,420
(1.00) * 1-Month LIBOR + 5.91%, 4.12% (E), 02/25/2038	63,647	9,863
(1.00) * 1-Month LIBOR + 6.10%, 4.31% (E), 06/25/2037	30,850	4,132
(1.00) * 1-Month LIBOR + 6.18%, 4.39% (E), 12/25/2039	10,675	1,224
(1.00) * 1-Month LIBOR + 6.20%, 4.41% (E), 03/25/2038	10,247	1,040
(1.00) * 1-Month LIBOR + 6.42%, 4.63% (E), 04/25/2040	17,620	2,242
(1.00) * 1-Month LIBOR + 6.50%, 4.71% (E), 06/25/2023	4,513	122
(1.00) * 1-Month LIBOR + 6.53%, 4.74% (E), 01/25/2041	254,087	51,975
(1.00) * 1-Month LIBOR + 6.54%, 4.75% (E), 09/25/2037	42,835	8,094
(1.00) * 1-Month LIBOR + 6.55%, 4.76% (E), 02/25/2039	29,885	5,183
(1.00) * 1-Month LIBOR + 6.58%, 4.79% (E), 06/25/2036	27,779	4,435
(1.00) * 1-Month LIBOR + 6.70%, 4.91% (E), 03/25/2036	489,601	97,366
(1.00) * 1-Month LIBOR + 7.15%, 5.36% (E), 07/25/2037	75,599	17,521
6.50%, 05/25/2033	20,886	4,715
7.00%, 06/25/2033	27,113	6,401
Federal National Mortgage Association REMIC, Principal Only STRIPS 12/25/2032 - 12/25/2043	1,629,582	1,424,855

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association, Principal Only STRIPS
09/25/2024 - 01/25/2033	$ 42,462	$ 39,073
05/15/2030, MTN	400,000	312,991
FREMF Mortgage Trust
3.58% (E), 11/25/2049 (A)	529,000	535,324
3.68% (E), 01/25/2048 (A)	760,000	780,702
3.84% (E), 07/25/2049 (A)	420,000	434,501
4.07% (E), 11/25/2047 (A)	490,000	511,530
Government National Mortgage Association
1.65%, 01/20/2063	401,637	400,041
2.00%, 05/16/2049	122,989	121,252
1-Month LIBOR + 0.30%, 2.07% (E), 08/20/2060	1,655	1,647
2.08% (E), 07/16/2048	40,789	40,461
1-Month LIBOR + 0.34%, 2.11% (E), 12/20/2062	227,295	226,082
1-Month LIBOR + 0.40%, 2.17% (E), 12/20/2060	561,798	559,895
1-Month LIBOR + 0.41%, 2.18% (E), 03/20/2063	565,696	563,855
1-Month LIBOR + 0.43%, 2.20% (E), 04/20/2060	10,304	10,284
1-Month LIBOR + 0.45%, 2.22% (E), 03/20/2060 - 08/20/2067	1,411,697	1,408,675
1-Month LIBOR + 0.47%, 2.24% (E), 07/20/2064 - 08/20/2065	2,631,251	2,624,795
1-Month LIBOR + 0.48%, 2.25% (E), 02/20/2065	1,064,819	1,062,079
1-Month LIBOR + 0.50%, 2.27% (E), 07/20/2064	1,712,860	1,709,524
1-Month LIBOR + 0.52%, 2.29% (E), 10/20/2062 - 09/20/2065	787,416	786,622
1-Month LIBOR + 0.55%, 2.32% (E), 07/20/2062	4,924	4,924
1-Month LIBOR + 0.58%, 2.35% (E), 09/20/2062 - 05/20/2066	504,710	504,879
1-Month LIBOR + 0.65%, 2.42% (E), 01/20/2064 - 03/20/2064	2,090,716	2,095,459
1-Month LIBOR + 0.66%, 2.43% (E), 12/20/2065	422,871	424,563
1-Month LIBOR + 0.70%, 2.47% (E), 05/20/2061	5,636	5,649
1-Month LIBOR + 0.50%, 2.50%, 06/20/2064 (E)	1,264,538	1,262,019
2.50%, 09/16/2056	46,932	46,905
1-Month LIBOR + 1.00%, 2.77% (E), 12/20/2066	451,602	457,904
3.50%, 11/20/2039 - 06/20/2046	1,643,789	1,702,088
4.50%, 05/20/2048 - 11/20/2049	11,875,694	12,705,864
4.78% (E), 10/20/2043	667,980	740,774
5.00%, 04/16/2023 - 04/15/2049	1,981,212	2,191,732
5.50% (E), 01/20/2038	298,643	339,221
5.50%, 01/16/2033 - 09/20/2039	1,138,403	1,273,954
5.57% (E), 07/20/2040	223,273	253,417
5.86% (E), 12/20/2038	83,878	95,406
6.00%, 09/20/2038 - 08/20/2039	165,626	187,960
6.50%, 10/16/2024 - 06/20/2033	620,204	684,490
7.33%, 11/20/2030	12,374	12,361

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association (continued)
9.00%, 05/16/2027	$ 7,251	$ 7,244
(2.00) * 1-Month LIBOR + 13.40%, 9.87% (E), 10/20/2037	20,476	23,160
(2.41) * 1-Month LIBOR + 16.43%, 12.24% (E), 06/17/2035	12,853	15,469
(2.20) * 1-Month LIBOR + 16.72%, 12.89% (E), 05/18/2034	625	734
(2.75) * 1-Month LIBOR + 19.66%, 14.88% (E), 04/16/2034	33,324	46,922
(3.00) * 1-Month LIBOR + 20.21%, 14.91% (E), 09/20/2037	8,712	10,858
(3.50) * 1-Month LIBOR + 23.28%, 17.10% (E), 04/20/2037	30,828	44,360
(4.91) * 1-Month LIBOR + 29.46%, 20.80% (E), 09/20/2034	16,475	23,230
Government National Mortgage Association, Interest Only STRIPS
(1.00) * 1-Month LIBOR + 5.70%, 3.94% (E), 12/20/2038	35,445	3,674
(1.00) * 1-Month LIBOR + 5.83%, 4.07% (E), 02/20/2038	59,390	6,364
(1.00) * 1-Month LIBOR + 6.00%, 4.24% (E), 11/20/2037	54,800	5,722
(1.00) * 1-Month LIBOR + 6.08%, 4.32% (E), 06/20/2039	37,064	3,921
(1.00) * 1-Month LIBOR + 6.10%, 4.34% (E), 10/20/2034	73,037	9,809
(1.00) * 1-Month LIBOR + 6.10%, 4.36% (E), 02/16/2039	21,472	2,314
(1.00) * 1-Month LIBOR + 6.20%, 4.44% (E), 03/20/2037 - 06/20/2038	118,339	15,717
(1.00) * 1-Month LIBOR + 6.27%, 4.51% (E), 04/20/2039	46,120	4,786
(1.00) * 1-Month LIBOR + 6.30%, 4.54% (E), 09/20/2035 - 03/20/2039	149,090	24,700
(1.00) * 1-Month LIBOR + 6.40%, 4.66% (E), 05/16/2038 - 06/16/2039	141,428	19,444
(1.00) * 1-Month LIBOR + 6.47%, 4.73% (E), 06/16/2037	41,102	4,897
(1.00) * 1-Month LIBOR + 6.55%, 4.79% (E), 11/20/2037 - 12/20/2037	51,529	7,658
(1.00) * 1-Month LIBOR + 6.75%, 4.99% (E), 07/20/2037	96,098	15,835
(1.00) * 1-Month LIBOR + 6.78%, 5.01% (E), 08/20/2037	65,183	11,638
(1.00) * 1-Month LIBOR + 6.81%, 5.07% (E), 04/16/2037	32,196	5,763
5.50%, 10/16/2037	72,841	5,851
6.50%, 03/20/2039	26,678	6,525
Government National Mortgage Association, Principal Only STRIPS 02/17/2033 - 01/20/2038	128,203	118,492
Residual Funding Corp., Principal Only STRIPS 07/15/2020 - 10/15/2020	6,325,000	6,261,318
Resolution Funding Corp., Principal Only STRIPS 01/15/2026 - 10/15/2027	275,000	235,075

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Tennessee Valley Authority
4.25%, 09/15/2065	$ 397,000	$ 516,777
4.63%, 09/15/2060	257,000	352,765
5.88%, 04/01/2036	698,000	990,675
Tennessee Valley Authority, Principal Only STRIPS
11/01/2025 - 03/15/2032	1,050,000	882,248
01/15/2038	150,000	88,180
Vendee Mortgage Trust Series 1997-1, Class 2Z, 7.50%, 02/15/2027	223,084	248,831

Total U.S. Government Agency Obligations (Cost $194,883,316)		199,386,948

U.S. GOVERNMENT OBLIGATIONS - 25.2%
U.S. Treasury - 25.0%
U.S. Treasury Bond
2.25%, 08/15/2046	10,923,300	10,642,537
2.25%, 08/15/2049 (G)	815,000	792,842
2.50%, 02/15/2045 - 02/15/2046	8,250,000	8,441,270
2.75%, 08/15/2042 - 11/15/2042	8,248,000	8,820,885
2.88%, 05/15/2043 - 08/15/2045	5,570,000	6,082,275
3.00%, 02/15/2048	240,000	270,488
3.13%, 02/15/2043 - 05/15/2048	1,874,000	2,136,404
3.63%, 08/15/2043 - 02/15/2044	1,999,000	2,458,519
3.75%, 11/15/2043	2,923,000	3,662,770
4.38%, 05/15/2041	3,100,000	4,186,090
5.25%, 02/15/2029	130,000	166,344
U.S. Treasury Bond, Principal Only STRIPS 05/15/2022 - 08/15/2041	54,134,260	45,743,739
U.S. Treasury Note
1.13%, 07/31/2021 - 09/30/2021	5,060,000	5,021,040
1.25%, 07/31/2023	3,000,000	2,959,805
1.38%, 04/30/2020 - 09/30/2023	7,869,000	7,815,801
1.50%, 08/15/2026	142,000	139,254
1.63%, 08/15/2022 - 08/15/2029	6,629,500	6,619,286
1.75%, 02/28/2022 - 05/15/2023	13,688,000	13,741,042
1.88%, 11/30/2021	1,700,000	1,709,895
2.00%, 02/28/2021 - 08/15/2025	15,700,500	15,861,926
2.13%, 02/29/2024 - 05/15/2025	3,683,000	3,754,443
2.25%, 11/15/2024 - 02/15/2027	511,000	524,811
2.63%, 08/15/2020 - 05/15/2021	17,982,000	18,093,514
2.75%, 05/31/2023	184,000	190,785
2.88%, 04/30/2025	265,000	280,621
3.63%, 02/15/2021	1,000,000	1,021,875

		171,138,261

U.S. Treasury Inflation-Protected Securities - 0.2%
U.S. Treasury Inflation-Indexed Bond
2.13%, 02/15/2040	238,112	311,211
2.50%, 01/15/2029	119,854	144,443
U.S. Treasury Inflation-Indexed Note
0.13%, 01/15/2022	258,083	257,945
1.38%, 01/15/2020	360,561	360,563

		1,074,162

Total U.S. Government Obligations (Cost $162,445,591)		172,212,423

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
OTHER INVESTMENT COMPANY - 1.1%
Securities Lending Collateral - 1.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.56% (I)	7,246,983	$ 7,246,983

Total Other Investment Company (Cost $7,246,983)		7,246,983

Principal	Value
REPURCHASE AGREEMENT - 2.5%

Fixed Income Clearing Corp., 0.85% (I), dated 12/31/2019, to be repurchased at $16,822,642 on 01/02/2020. Collateralized by a U.S. Government Obligation, 2.75%, due 09/15/2021, and with a value of $17,159,409.

$ 16,821,848	$ 16,821,848

Total Repurchase Agreement (Cost $16,821,848)	16,821,848

Total Investments (Cost $662,273,099)	688,323,652
Net Other Assets (Liabilities) - (0.6)%	(4,437,031)

Net Assets - 100.0%	$ 683,886,621

SECURITY VALUATION:

Valuation Inputs (J)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (K)	Value
ASSETS
Investments
Asset-Backed Securities	$—	$87,553,733	$2,072,235	$89,625,968
Corporate Debt Securities	—	168,555,226	—	168,555,226
Foreign Government Obligations	—	7,490,322	—	7,490,322
Mortgage-Backed Securities	—	26,127,868	—	26,127,868
Municipal Government Obligations	—	856,066	—	856,066
U.S. Government Agency Obligations	—	199,386,948	—	199,386,948
U.S. Government Obligations	—	172,212,423	—	172,212,423
Other Investment Company	7,246,983	—	—	7,246,983
Repurchase Agreement	—	16,821,848	—	16,821,848

Total Investments	$7,246,983	$679,004,434	$2,072,235	$688,323,652

Transfers

Investments	Transfers from Level 1 to Level 3	Transfers from Level 3 to Level 1	Transfers from Level 2 to Level 3	Transfers from Level 3 to Level 2
Asset-Backed Securities (D)	$—	$—	$1,072,235	$—

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, the total value of 144A securities is $121,554,377, representing 17.8% of the Portfolio’s net assets.
(B)	Securities are Level 3 of the fair value hierarchy.
(C)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2019, the total value of securities is $2,072,235, representing 0.3% of the Portfolio’s net assets.
(D)	Transferred from Level 2 to 3 due to utilizing significant unobservable inputs. As of prior reporting period the security utilized significant observable inputs.
(E)	Floating or variable rate securities. The rates disclosed are as of December 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(F)	Percentage rounds to less than 0.1% or (0.1)%.
(G)	All or a portion of the securities are on loan. The total value of all securities on loan is $7,097,748. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(H)	Perpetual maturity. The date displayed is the next call date.
(I)	Rates disclosed reflect the yields at December 31, 2019.
(J)	The Portfolio recognizes transfers in and out of Level 3 as of December 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(K)	Level 3 securities were not considered significant to the Portfolio.

PORTFOLIO ABBREVIATIONS:

CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
MTA	Month Treasury Average
MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Core Bond VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2019

Assets:
Investments, at value (cost $645,451,251) (including securities loaned of $7,097,748)	$671,501,804
Repurchase agreement, at value (cost $16,821,848)	16,821,848
Cash	50,325
Receivables and other assets:
Investments sold	11,002
Net income from securities lending	757
Shares of beneficial interest sold	55,932
Interest	3,271,562
Tax reclaims	1,506

Total assets	691,714,736

Liabilities:
Cash collateral received upon return of:
Securities on loan	7,246,983
Payables and other liabilities:
Shares of beneficial interest redeemed	26,307
Investment management fees	269,418
Distribution and service fees	69,916
Transfer agent costs	964
Trustees, CCO and deferred compensation fees	2,200
Audit and tax fees	33,158
Custody fees	72,920
Legal fees	7,574
Printing and shareholder reports fees	89,361
Other accrued expenses	9,314

Total liabilities	7,828,115

Net assets	$683,886,621

Net assets consist of:
Capital stock ($0.01 par value)	$500,877
Additional paid-in capital	638,374,962
Total distributable earnings (accumulated losses)	45,010,782

Net assets	$683,886,621

Net assets by class:
Initial Class	$363,293,020
Service Class	320,593,601

Shares outstanding:
Initial Class	27,456,800
Service Class	22,630,948

Net asset value and offering price per share:
Initial Class	$13.23
Service Class	14.17

STATEMENT OF OPERATIONS

For the year ended December 31, 2019

Investment Income:
Interest income	$21,030,621
Net income from securities lending	8,699

Total investment income	21,039,320

Expenses:
Investment management fees	2,988,736
Distribution and service fees:
Service Class	748,439
Transfer agent costs	10,228
Trustees, CCO and deferred compensation fees	20,220
Audit and tax fees	48,061
Custody fees	214,751
Legal fees	36,154
Printing and shareholder reports fees	91,299
Other	38,405

Total expenses	4,196,293

Net investment income (loss)	16,843,027

Net realized gain (loss) on:
Investments	4,629,434

Net change in unrealized appreciation (depreciation) on:
Investments	31,479,140

Net realized and change in unrealized gain (loss)	36,108,574

Net increase (decrease) in net assets resulting from operations	$52,951,601

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Core Bond VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2019	December 31, 2018
From operations:
Net investment income (loss)	$16,843,027	$15,587,239
Net realized gain (loss)	4,629,434	(850,629)
Net change in unrealized appreciation (depreciation)	31,479,140	(14,089,522)

Net increase (decrease) in net assets resulting from operations	52,951,601	647,088

Dividends and/or distributions to shareholders:
Initial Class	(9,593,356)	(10,083,521)
Service Class	(6,994,112)	(8,007,669)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(16,587,468)	(18,091,190)

Capital share transactions:
Proceeds from shares sold:
Initial Class	53,054,313	122,949,194
Service Class	44,435,402	19,126,273

	97,489,715	142,075,467

Dividends and/or distributions reinvested:
Initial Class	9,593,356	10,083,521
Service Class	6,994,112	8,007,669

	16,587,468	18,091,190

Cost of shares redeemed:
Initial Class	(71,315,969)	(124,424,461)
Service Class	(21,166,480)	(23,306,553)

	(92,482,449)	(147,731,014)

Net increase (decrease) in net assets resulting from capital share transactions	21,594,734	12,435,643

Net increase (decrease) in net assets	57,958,867	(5,008,459)

Net assets:
Beginning of year	625,927,754	630,936,213

End of year	$683,886,621	$625,927,754

Capital share transactions - shares:
Shares issued:
Initial Class	4,153,757	9,956,727
Service Class	3,184,289	1,419,364

	7,338,046	11,376,091

Shares reinvested:
Initial Class	724,574	812,532
Service Class	492,890	602,987

	1,217,464	1,415,519

Shares redeemed:
Initial Class	(5,526,403)	(9,890,378)
Service Class	(1,517,270)	(1,740,589)

	(7,043,673)	(11,630,967)

Net increase (decrease) in shares outstanding:
Initial Class	(648,072)	878,881
Service Class	2,159,909	281,762

	1,511,837	1,160,643

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Core Bond VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2019	December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015
Net asset value, beginning of year	$12.52	$12.94		$12.86		$12.83		$13.02

Investment operations:
Net investment income (loss) (A)	0.35	0.34		0.31		0.30	(B)	0.28
Net realized and unrealized gain (loss)	0.72	(0.33)		0.16		0.01	(C)	(0.20)

Total investment operations	1.07	0.01		0.47		0.31		0.08

Dividends and/or distributions to shareholders:
Net investment income	(0.36)	(0.43)		(0.39)		(0.28)		(0.27)

Net asset value, end of year	$13.23	$12.52		$12.94		$12.86		$12.83

Total return	8.53%	0.08%		3.66%		2.39%		0.61%

Ratio and supplemental data:
Net assets end of year (000’s)	$363,293	$351,911		$352,261		$566,006		$472,685
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.52%	0.51%		0.52%		0.52%		0.55%
Including waiver and/or reimbursement and recapture	0.52%	0.51	%(D)	0.52	%(D)	0.52	%(B)	0.55%
Net investment income (loss) to average net assets	2.65%	2.70%		2.37%		2.24	%(B)	2.11%
Portfolio turnover rate	26%	35%		26%		25%		19%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2019	December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015
Net asset value, beginning of year	$13.39	$13.80		$13.69		$13.66		$13.86

Investment operations:
Net investment income (loss) (A)	0.33	0.33		0.29		0.28	(B)	0.26
Net realized and unrealized gain (loss)	0.78	(0.35)		0.18		0.01	(C)	(0.21)

Total investment operations	1.11	(0.02)		0.47		0.29		0.05

Dividends and/or distributions to shareholders:
Net investment income	(0.33)	(0.39)		(0.36)		(0.26)		(0.25)

Net asset value, end of year	$14.17	$13.39		$13.80		$13.69		$13.66

Total return	8.25%	(0.09)%		3.42%		2.06%		0.33%

Ratio and supplemental data:
Net assets end of year (000’s)	$320,594	$274,017		$278,675		$259,165		$199,855
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.77%	0.76%		0.77%		0.77%		0.80%
Including waiver and/or reimbursement and recapture	0.77%	0.76	%(D)	0.77	%(D)	0.76	%(B)	0.80%
Net investment income (loss) to average net assets	2.40%	2.45%		2.13%		2.00	%(B)	1.87%
Portfolio turnover rate	26%	35%		26%		25%		19%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2019

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Core Bond VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2019 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SECURITY VALUATION (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2019, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SECURITY VALUATION (continued)

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2019, if any, are identified within the Schedule of Investments.

Restricted securities: The Portfolio may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at December 31, 2019, if any, are identified within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2019, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2019, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2019.

Repurchase agreements at December 31, 2019, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities on non-U.S. fixed income investments, as well as on securities traded on U.S. exchanges. Loan counterparties pledge cash collateral with a value of at least 105% of the current value of the loaned securities for non-U.S. equity positions. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio (the “Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2019; however no individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2019, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2019.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$6,386,992	$—	$—	$—	$6,386,992
Foreign Government Obligations	52,662	—	—	—	52,662
U.S. Government Obligations	807,329	—	—	—	807,329
Total Securities Lending Transactions	$7,246,983	$—	$—	$—	$7,246,983
Total Borrowings	$7,246,983	$—	$—	$—	$7,246,983

6. RISK FACTOR

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Fixed income risk: The value of fixed income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. RISK FACTOR (continued)

Interest rates have been at historically low levels in the U.S., so the Portfolio faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

LIBOR Risk: Many financial instruments, financings or other transactions to which the Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). LIBOR is widely used in financial markets. In July 2017, the United Kingdom’s financial regulatory body announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Portfolio’s performance or NAV.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $750 million	0.450%
Over $750 million up to $1 billion	0.390
Over $1 billion up to $1.5 billion	0.375
Over $1.5 billion up to $3 billion	0.370
Over $3 billion	0.365

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Class	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.65%	May 1, 2020
Service Class	0.90%	May 1, 2020

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the thirty-six months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2019 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2019, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2020. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2019, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2019, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2019.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2019, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 96,862,423	$ 82,887,273	$ 86,620,816	$ 79,352,459

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, premium amortization and interest written off. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to paydown gains and losses and premium amortization. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2019, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 662,279,707	$ 27,474,293	$ (1,430,348)	$ 26,043,945

As of December 31, 2019, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2019, the capital loss carryforwards utilized or expired are $2,460,238.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2019 and 2018 are as follows:

2019 Distributions Paid From			2018 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 16,587,468	$ —	$ —	$ 18,091,190	$ —	$ —

As of December 31, 2019, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 18,426,842	$ 545,816	$ —	$ —	$ (5,821)	$ 26,043,945

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

10. CHANGE IN ACCOUNTING PRINCIPLE

The Portfolio has adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2017-08 “Premium Amortization of Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Portfolio has changed the amortization period for the premium on certain purchased callable debt securities with explicit non-contingent call features to the earliest call date.

It is impracticable to evaluate the effect on individual prior periods, therefore the Portfolio applied the amendments on a modified retrospective basis by recognizing a cumulative effect adjustment that decreased the beginning of period cost of investments and increased the unrealized appreciation on investments by $8,299. This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total accumulated earnings (loss) or the net asset value of the Portfolio’s financial statements.

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and has early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

13. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as sub-adviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

13. LEGAL PROCEEDINGS (continued)

$10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties have been deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica JPMorgan Core Bond VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica JPMorgan Core Bond VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2020

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Core Bond VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2019.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Enhanced Index VP

(unaudited)

MARKET ENVIRONMENT

The S&P 500® posted very strong returns in 2019. All sectors were positive, with information technology and communication services leading the charge. Though still positive for the year, the weakest performers were energy and health care. Large cap stocks, represented by the S&P 500®, outperformed small cap stocks, measured by the Russell 2000® Index. Growth also outperformed Value, as measured by the Russell 3000® Growth Index and Russell 3000® Value Index, respectively.

After a sharp sell-off in the fourth quarter of 2018, the market bounced back to begin 2019 on strong corporate profits, particularly among cyclical sectors. In spite of market gains, the 3-month and 10-year yield curve experienced a formal inversion at the end of the first quarter, sparking investor concerns, since yield curve inversions have often predated recessions historically. Volatility escalated in May with increased tensions surrounding U.S./China tariffs as well as signs of slower economic growth globally, despite a generally constructive earnings backdrop. However, the tide began turning from quantitative tightening to broad-based easing over the summer months, as central banks moved to facilitate global growth. By August, the U.S. Federal Reserve’s (“Fed”) move to cut rates, together with President Trump’s surprise tariff proposal and weakening U.S. Manufacturing Purchasing Managers Index numbers, led to an increasingly risk-off sentiment. But despite volatility under the surface, the labor market remained tight, consumer confidence was strong, and corporate profits were sound. The market again rebounded in September, accompanied by a dramatic rotation from growth into value. From there, the S&P 500® posted solid gains throughout the fourth quarter, largely driven by the strength of the consumer. Corporate profits have remained robust, with buybacks acting as a tailwind. In December, the U.S. and China reached agreement on a “Phase One Trade Deal”, easing concern surrounding the most extreme trade war scenarios. The Fed also cut the fed funds rate again in October, providing added tailwinds for the U.S. stock market.

PERFORMANCE

For the year ended December 31, 2019, Transamerica JPMorgan Enhanced Index VP, Initial Class returned 31.03%. By comparison, its benchmark, the S&P 500®, returned 31.49%.

STRATEGY REVIEW

The Transamerica JPMorgan Enhanced Index VP Portfolio strategy underperformed its benchmark, after fees, during the 12-month period ended December 31, 2019. Stock selection in technology, industrial cyclicals and pharma/medtech contributed to results while stock selection in the financials, energy and media sectors detracted from returns.

On the negative side, within media, an underweight in Facebook, Inc. (“Facebook”) weighed on performance. The company outperformed due to strong revenue and earnings growth that were more sustainable than the market expected. Facebook saw strength across their entire portfolio of apps over the year, benefitting from stable engagement and continuing to grow Instagram users. Despite this, we want to limit our exposure given regulatory concerns and prefer other names in the space. In the consumer cyclical sector, our overweight in Expedia Group, Inc. (“Expedia”) detracted. Shares tumbled in the fourth quarter due to a large earnings miss and reported operational issues. Expedia reported higher marketing expenses and lower growth guidance. We remain comfortable with the overweight position as we believe Expedia is still an inexpensive stock. In technology, an overweight in Automatic Data Processing, Inc. (“ADP”) hurt results as the stock fell due to tough comparables from the prior year. The company did increase dividends by more than expected, conveying continued confidence in its ability to grow through any potential downturn. We continue to favor ADP relative to industry peers.

On the positive side, within pharma/medtech, our initial underweight position in AbbVie Inc. (“AbbVie”) buoyed returns. We started 2019 with an underweight position in AbbVie which was added to over time and ended the year with an overweight position. The company faced major headwinds in the first half of the year surrounding its best-selling drug, Humira, as the introduction of biosimilars in Europe hurt sales. Also, an announcement of a deal with Allergan PLC was met with investor skepticism and our underweight position contributed as shares fell under further scrutiny. Strong third quarter earnings and the continued reaffirmation of management’s priority towards growing the dividend makes us confident about owning the stock, given the current valuation and conservative Street estimates. In the technology sector, an underweight in Cisco Systems, Inc. (“Cisco”) helped the Portfolio as the company struggled in the second half of the year after posting two underwhelming earnings reports. The company guided down and attributed it to weakness in service provider spending, trade fears, and macro softness. We believe Cisco will struggle to grow organically as a result of very large replacement cycles and as a large portion of the company’s revenue is comprised of service providers, which have been in decline. As such issues are likely to persist in our opinion, we remain negative on the name. Within telecommunications, our overweight in Charter Communications, Inc. (“Charter”) helped performance. Continued strength in broadband, reduced reliance on video and a decline in capital intensity buoyed performance and provides continued confidence to hold the name.

During the fiscal year, the Portfolio used derivatives. These positions added to performance.

Tim Snyder, CFA

Raffaele Zingone, CFA

Steven G. Lee

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Asset Allocation	Percentage of Net Assets
Common Stocks	99.9%
Other Investment Company	0.2
Repurchase Agreement	0.1
Net Other Assets (Liabilities) ^	(0.2)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Enhanced Index VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	31.03%	10.67%	12.99%	05/02/1997
S&P 500® (A)	31.49%	11.70%	13.56%
Service Class	30.69%	10.39%	12.70%	05/01/2003

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Generally each subaccount has broad risks that apply to all subaccounts, such as market risk, as well as specific risks of investing in particular types of subaccounts.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Enhanced Index VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2019, and held for the entire six-month period until December 31, 2019.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,111.10	$3.67	$1,021.70	$3.52	0.69%
Service Class	1,000.00	1,109.10	5.00	1,020.50	4.79	0.94

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS

At December 31, 2019

	Shares	Value
COMMON STOCKS - 99.9%
Aerospace & Defense - 2.0%
Boeing Co.	12,800	$ 4,169,728
General Dynamics Corp.	87,060	15,353,031
Northrop Grumman Corp.	21,830	7,508,865
United Technologies Corp.	105,420	15,787,699

		42,819,323

Airlines - 0.4%
Delta Air Lines, Inc.	77,770	4,547,989
Southwest Airlines Co.	56,500	3,049,870
United Airlines Holdings, Inc. (A)	19,220	1,693,090

		9,290,949

Auto Components - 0.2%
Magna International, Inc.	73,870	4,051,031

Automobiles - 0.3%
General Motors Co.	178,900	6,547,740

Banks - 4.6%
Bank of America Corp.	702,180	24,730,780
Citigroup, Inc.	389,630	31,127,541
Citizens Financial Group, Inc.	64,020	2,599,852
Fifth Third Bancorp	86,800	2,668,232
KeyCorp	562,700	11,389,048
Regions Financial Corp.	186,400	3,198,624
Truist Financial Corp.	87,241	4,913,413
Wells Fargo & Co.	321,430	17,292,934

		97,920,424

Beverages - 1.9%
Coca-Cola Co.	481,340	26,642,169
Constellation Brands, Inc., Class A	57,310	10,874,572
PepsiCo, Inc.	17,970	2,455,960

		39,972,701

Biotechnology - 2.4%
AbbVie, Inc.	224,580	19,884,313
Alexion Pharmaceuticals, Inc. (A)	57,870	6,258,641
Amgen, Inc.	8,660	2,087,666
Biogen, Inc. (A)	30,280	8,984,984
Regeneron Pharmaceuticals, Inc. (A)	15,810	5,936,339
Vertex Pharmaceuticals, Inc. (A)	42,080	9,213,416

		52,365,359

Building Products - 0.3%
Masco Corp.	130,760	6,275,172

Capital Markets - 2.9%
Ameriprise Financial, Inc.	26,600	4,431,028
BlackRock, Inc.	9,200	4,624,840
Charles Schwab Corp.	182,150	8,663,054
Intercontinental Exchange, Inc.	171,320	15,855,666
MarketAxess Holdings, Inc.	1,400	530,754
Morgan Stanley	359,010	18,352,591
S&P Global, Inc.	27,100	7,399,655
State Street Corp.	27,100	2,143,610

		62,001,198

Chemicals - 2.0%
Celanese Corp.	56,210	6,920,575
Corteva, Inc. (A)	170,653	5,044,503
Dow, Inc. (A)	108,493	5,937,822
DuPont de Nemours, Inc.	86,153	5,531,023
Eastman Chemical Co.	118,420	9,385,969

	Shares	Value
COMMON STOCKS (continued)
Chemicals (continued)
Linde PLC	30,950	$ 6,589,255
LyondellBasell Industries NV, Class A	41,000	3,873,680

		43,282,827

Commercial Services & Supplies - 0.6%
Cintas Corp.	4,910	1,321,183
Waste Management, Inc.	98,700	11,247,852

		12,569,035

Communications Equipment - 0.3%
Cisco Systems, Inc.	95,850	4,596,966
Motorola Solutions, Inc.	8,100	1,305,234

		5,902,200

Consumer Finance - 1.5%
American Express Co.	115,050	14,322,575
Capital One Financial Corp.	141,200	14,530,892
Synchrony Financial	112,800	4,061,928

		32,915,395

Containers & Packaging - 0.4%
Crown Holdings, Inc. (A)	73,080	5,301,223
Packaging Corp. of America	5,750	643,943
WestRock Co.	71,640	3,074,072

		9,019,238

Diversified Consumer Services - 0.0% (B)
H&R Block, Inc.	32,230	756,760

Diversified Financial Services - 1.7%
Berkshire Hathaway, Inc., Class B (A)	158,270	35,848,155
Voya Financial, Inc.	5,000	304,900

		36,153,055

Diversified Telecommunication Services - 1.2%
AT&T, Inc.	30,700	1,199,756
Verizon Communications, Inc.	382,330	23,475,062

		24,674,818

Electric Utilities - 2.7%
Edison International	93,800	7,073,458
Entergy Corp.	121,600	14,567,680
FirstEnergy Corp.	36,600	1,778,760
NextEra Energy, Inc.	88,830	21,511,073
Southern Co.	127,300	8,109,010
Xcel Energy, Inc.	60,030	3,811,305

		56,851,286

Electrical Equipment - 1.1%
Eaton Corp. PLC	231,730	21,949,466
Emerson Electric Co.	27,900	2,127,654

		24,077,120

Entertainment - 1.3%
Electronic Arts, Inc. (A)	64,670	6,952,672
Netflix, Inc. (A)	45,710	14,790,384
Walt Disney Co.	38,990	5,639,124

		27,382,180

Equity Real Estate Investment Trusts - 2.2%
AvalonBay Communities, Inc.	32,470	6,808,959
Equinix, Inc.	13,620	7,949,994
Equity Residential	86,990	7,039,231
Federal Realty Investment Trust	29,810	3,837,441
Mid-America Apartment Communities, Inc.	24,600	3,243,756

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (continued)
Prologis, Inc.	113,570	$ 10,123,630
Public Storage	8,650	1,842,104
Ventas, Inc.	71,370	4,120,904
VICI Properties, Inc.	72,249	1,845,962

		46,811,981

Food & Staples Retailing - 0.2%
Walmart, Inc.	43,400	5,157,656

Food Products - 1.1%
Conagra Brands, Inc.	39,600	1,355,904
General Mills, Inc.	128,000	6,855,680
Mondelez International, Inc., Class A	296,590	16,336,177

		24,547,761

Health Care Equipment & Supplies - 3.0%
Becton Dickinson and Co.	4,790	1,302,736
Boston Scientific Corp. (A)	365,280	16,517,962
Intuitive Surgical, Inc. (A)	6,320	3,736,068
Medtronic PLC	229,980	26,091,231
Zimmer Biomet Holdings, Inc.	110,640	16,560,595

		64,208,592

Health Care Providers & Services - 3.1%
Anthem, Inc.	47,130	14,234,674
Cigna Corp. (A)	90,650	18,537,018
McKesson Corp.	22,030	3,047,190
UnitedHealth Group, Inc.	106,050	31,176,579

		66,995,461

Hotels, Restaurants & Leisure - 1.3%
Hilton Worldwide Holdings, Inc.	72,840	8,078,684
McDonald’s Corp.	24,300	4,801,923
Royal Caribbean Cruises, Ltd.	16,870	2,252,314
Yum! Brands, Inc.	136,100	13,709,353

		28,842,274

Household Durables - 0.3%
Lennar Corp., Class A	121,870	6,799,127

Household Products - 1.1%
Kimberly-Clark Corp.	7,500	1,031,625
Procter & Gamble Co.	181,750	22,700,575

		23,732,200

Industrial Conglomerates - 0.9%
Honeywell International, Inc.	112,530	19,917,810

Insurance - 2.1%
Allstate Corp.	50,710	5,702,340
American International Group, Inc.	208,890	10,722,324
Arthur J. Gallagher & Co.	22,000	2,095,060
Hartford Financial Services Group, Inc.	191,220	11,620,439
Lincoln National Corp.	17,220	1,016,152
MetLife, Inc.	256,140	13,055,456
Progressive Corp.	19,200	1,389,888

		45,601,659

Interactive Media & Services - 4.9%
Alphabet, Inc., Class A (A)	29,450	39,445,036
Alphabet, Inc., Class C (A)	27,020	36,126,280
Facebook, Inc., Class A (A)	140,020	28,739,105

		104,310,421

	Shares	Value
COMMON STOCKS (continued)
Internet & Direct Marketing Retail - 3.9%
Amazon.com, Inc. (A)	38,940	$ 71,954,890
Booking Holdings, Inc. (A)	1,400	2,875,222
Expedia Group, Inc.	82,560	8,928,038

		83,758,150

IT Services - 6.3%
Accenture PLC, Class A	49,800	10,486,386
Automatic Data Processing, Inc.	146,050	24,901,525
Fiserv, Inc. (A)	66,367	7,674,016
International Business Machines Corp.	27,000	3,619,080
Leidos Holdings, Inc.	67,800	6,636,942
Mastercard, Inc., Class A	141,690	42,307,217
PayPal Holdings, Inc. (A)	233,730	25,282,574
Visa, Inc., Class A	81,070	15,233,053

		136,140,793

Leisure Products - 0.1%
Hasbro, Inc.	24,900	2,629,689

Life Sciences Tools & Services - 1.2%
Illumina, Inc. (A)	11,890	3,944,389
Thermo Fisher Scientific, Inc.	67,320	21,870,248

		25,814,637

Machinery - 2.2%
Caterpillar, Inc.	21,200	3,130,816
Cummins, Inc.	57,820	10,347,467
Deere & Co.	23,890	4,139,182
Ingersoll-Rand PLC	63,060	8,381,935
Parker-Hannifin Corp.	53,100	10,929,042
Snap-on, Inc.	19,040	3,225,376
Stanley Black & Decker, Inc.	47,250	7,831,215

		47,985,033

Media - 3.3%
Altice USA, Inc., Class A (A)	127,950	3,498,153
Charter Communications, Inc., Class A (A)	44,340	21,508,447
Comcast Corp., Class A	720,790	32,413,927
Discovery, Inc., Class A (A) (C)	172,134	5,635,667
Discovery, Inc., Class C (A)	197,223	6,013,329
ViacomCBS, Inc., Class B	24,565	1,030,993

		70,100,516

Metals & Mining - 0.1%
Freeport-McMoRan, Inc.	104,050	1,365,136
Newmont Goldcorp Corp.	37,740	1,639,803

		3,004,939

Multi-Utilities - 0.7%
CMS Energy Corp.	169,800	10,670,232
Sempra Energy	31,780	4,814,034

		15,484,266

Multiline Retail - 0.2%
Target Corp.	32,800	4,205,288

Oil, Gas & Consumable Fuels - 4.3%
Chevron Corp.	252,080	30,378,161
Diamondback Energy, Inc.	80,170	7,444,586
EOG Resources, Inc.	181,720	15,220,867
Exxon Mobil Corp.	64,180	4,478,480
Marathon Petroleum Corp.	201,790	12,157,848
ONEOK, Inc.	157,670	11,930,889

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Pioneer Natural Resources Co.	74,610	$ 11,293,716

		92,904,547

Pharmaceuticals - 4.5%
Allergan PLC	23,410	4,475,290
Bristol-Myers Squibb Co.	306,330	19,663,323
Eli Lilly & Co.	115,872	15,229,057
Johnson & Johnson	153,950	22,456,686
Merck & Co., Inc.	293,940	26,733,843
Pfizer, Inc.	233,620	9,153,231

		97,711,430

Road & Rail - 1.6%
Kansas City Southern	16,000	2,450,560
Lyft, Inc., Class A (A)	29,100	1,251,882
Norfolk Southern Corp.	98,130	19,049,977
Union Pacific Corp.	58,240	10,529,210

		33,281,629

Semiconductors & Semiconductor Equipment - 4.7%
Advanced Micro Devices, Inc. (A)	299,300	13,725,898
Analog Devices, Inc.	161,340	19,173,645
Intel Corp.	58,660	3,510,801
NVIDIA Corp.	70,610	16,614,533
NXP Semiconductors NV	106,600	13,565,916
Teradyne, Inc.	112,540	7,674,103
Texas Instruments, Inc.	205,830	26,405,931

		100,670,827

Software - 7.1%
Intuit, Inc.	60,290	15,791,760
Microsoft Corp.	746,420	117,710,434
salesforce.com, Inc. (A)	123,310	20,055,138

		153,557,332

Specialty Retail - 4.0%
AutoZone, Inc. (A)	11,950	14,236,154
Best Buy Co., Inc.	135,010	11,853,878
Home Depot, Inc.	99,000	21,619,620
Lowe’s Cos., Inc.	139,440	16,699,334
O’Reilly Automotive, Inc. (A)	11,130	4,877,834
Ross Stores, Inc.	57,930	6,744,211
TJX Cos., Inc.	162,720	9,935,683

		85,966,714

	Shares	Value
COMMON STOCKS (continued)
Technology Hardware, Storage & Peripherals - 5.4%
Apple, Inc.	373,300	$ 109,619,545
HP, Inc.	266,060	5,467,533

		115,087,078

Textiles, Apparel & Luxury Goods - 0.9%
NIKE, Inc., Class B	166,000	16,817,460
Ralph Lauren Corp.	21,100	2,473,342

		19,290,802

Tobacco - 1.3%
Altria Group, Inc.	152,110	7,591,810
Philip Morris International, Inc.	249,160	21,201,025

		28,792,835

Wireless Telecommunication Services - 0.1%
T-Mobile US, Inc. (A)	32,950	2,583,939

Total Common Stocks (Cost $1,685,773,844)		2,150,723,197

OTHER INVESTMENT COMPANY - 0.2%
Securities Lending Collateral - 0.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.56% (D)	4,854,720	4,854,720

Total Other Investment Company (Cost $4,854,720)		4,854,720

	Principal	Value
REPURCHASE AGREEMENT - 0.1%
Fixed Income Clearing Corp., 0.85% (D), dated 12/31/2019, to be repurchased at $2,736,778 on 01/02/2020. Collateralized by a U.S. Government Obligation, 2.75%, due 09/15/2021, and with a value of $2,793,989.	$ 2,736,648	2,736,648

Total Repurchase Agreement (Cost $2,736,648)		2,736,648

Total Investments (Cost $1,693,365,212)		2,158,314,565
Net Other Assets (Liabilities) - (0.2)%		(4,986,245)

Net Assets - 100.0%		$ 2,153,328,320

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	7	03/20/2020	$ 1,129,377	$ 1,130,885	$ 1,508	$ —

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$2,150,723,197	$—	$—	$2,150,723,197
Other Investment Company	4,854,720	—	—	4,854,720
Repurchase Agreement	—	2,736,648	—	2,736,648

Total Investments	$2,155,577,917	$2,736,648	$—	$2,158,314,565

Other Financial Instruments
Futures Contracts (F)	$1,508	$—	$—	$1,508

Total Other Financial Instruments	$1,508	$—	$—	$1,508

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	All or a portion of the security is on loan. The value of the security on loan is $4,744,583. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(D)	Rates disclosed reflect the yields at December 31, 2019.
(E)	There were no transfers in or out of Level 3 during the year ended December 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(F)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Enhanced Index VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2019

Assets:
Investments, at value (cost $1,690,628,564) (including securities loaned of $4,744,583)	$2,155,577,917
Repurchase agreement, at value (cost $2,736,648)	2,736,648
Cash collateral pledged at broker for:
Futures contracts	376,000
Receivables and other assets:
Investments sold	4,966,492
Net income from securities lending	875
Shares of beneficial interest sold	81,935
Dividends	1,952,105
Interest	65

Total assets	2,165,692,037

Liabilities:
Cash collateral received upon return of:
Securities on loan	4,854,720
Payables and other liabilities:
Investments purchased	5,968,509
Shares of beneficial interest redeemed	115,301
Investment management fees	1,241,837
Distribution and service fees	19,939
Transfer agent costs	2,907
Trustees, CCO and deferred compensation fees	6,377
Audit and tax fees	21,702
Custody fees	59,498
Legal fees	23,556
Printing and shareholder reports fees	16,253
Other accrued expenses	26,901
Variation margin payable on futures contracts	6,217

Total liabilities	12,363,717

Net assets	$2,153,328,320

Net assets consist of:
Capital stock ($0.01 par value)	$978,689
Additional paid-in capital	1,548,746,872
Total distributable earnings (accumulated losses)	603,602,759

Net assets	$2,153,328,320

Net assets by class:
Initial Class	$2,060,400,534
Service Class	92,927,786

Shares outstanding:
Initial Class	93,631,428
Service Class	4,237,463

Net asset value and offering price per share:
Initial Class	$22.01
Service Class	21.93

STATEMENT OF OPERATIONS

For the year ended December 31, 2019

Investment Income:
Dividend income	$36,008,896
Interest income	269,267
Net income from securities lending	113,143
Withholding taxes on foreign income	(29,064)

Total investment income	36,362,242

Expenses:
Investment management fees	13,679,720
Distribution and service fees:
Service Class	201,472
Transfer agent costs	30,357
Trustees, CCO and deferred compensation fees	63,354
Audit and tax fees	38,650
Custody fees	121,885
Legal fees	108,481
Printing and shareholder reports fees	28,313
Other	120,243

Total expenses	14,392,475

Net investment income (loss)	21,969,767

Net realized gain (loss) on:
Investments	118,444,746
Futures contracts	4,144,158

Net realized gain (loss)	122,588,904

Net change in unrealized appreciation (depreciation) on:
Investments	404,767,436
Futures contracts	829,985

Net change in unrealized appreciation (depreciation)	405,597,421

Net realized and change in unrealized gain (loss)	528,186,325

Net increase (decrease) in net assets resulting from operations	$550,156,092

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Enhanced Index VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2019	December 31, 2018
From operations:
Net investment income (loss)	$21,969,767	$24,108,432
Net realized gain (loss)	122,588,904	234,172,060
Net change in unrealized appreciation (depreciation)	405,597,421	(352,359,565)

Net increase (decrease) in net assets resulting from operations	550,156,092	(94,079,073)

Dividends and/or distributions to shareholders:
Initial Class	(248,673,873)	(115,475,771)
Service Class	(10,289,142)	(4,095,021)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(258,963,015)	(119,570,792)

Capital share transactions:
Proceeds from shares sold:
Initial Class	82,485,600	186,234,761
Service Class	14,763,576	10,733,794

	97,249,176	196,968,555

Dividends and/or distributions reinvested:
Initial Class	248,673,873	115,475,771
Service Class	10,289,142	4,095,021

	258,963,015	119,570,792

Cost of shares redeemed:
Initial Class	(372,830,150)	(561,223,752)
Service Class	(11,448,592)	(17,834,419)

	(384,278,742)	(579,058,171)

Net increase (decrease) in net assets resulting from capital share transactions	(28,066,551)	(262,518,824)

Net increase (decrease) in net assets	263,126,526	(476,168,689)

Net assets:
Beginning of year	1,890,201,794	2,366,370,483

End of year	$2,153,328,320	$1,890,201,794

Capital share transactions - shares:
Shares issued:
Initial Class	4,012,451	8,780,725
Service Class	692,863	491,427

	4,705,314	9,272,152

Shares reinvested:
Initial Class	12,661,602	5,260,855
Service Class	525,224	186,987

	13,186,826	5,447,842

Shares redeemed:
Initial Class	(17,422,121)	(25,116,539)
Service Class	(536,763)	(834,996)

	(17,958,884)	(25,951,535)

Net increase (decrease) in shares outstanding:
Initial Class	(748,068)	(11,074,959)
Service Class	681,324	(156,582)

	(66,744)	(11,231,541)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Enhanced Index VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2019	December 31, 2018		December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of year	$19.30	$21.68		$18.37	$16.93		$18.52

Investment operations:
Net investment income (loss) (A)	0.23	0.23		0.21	0.23	(B)	0.20
Net realized and unrealized gain (loss)	5.41	(1.38)		3.62	1.67		(0.28)

Total investment operations	5.64	(1.15)		3.83	1.90		(0.08)

Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.25)		(0.11)	(0.07)		(0.18)
Net realized gains	(2.66)	(0.98)		(0.41)	(0.39)		(1.33)

Total dividends and/or distributions to shareholders	(2.93)	(1.23)		(0.52)	(0.46)		(1.51)

Net asset value, end of year	$22.01	$19.30		$21.68	$18.37		$16.93

Total return	31.03%	(6.01)%		21.15%	11.35%		(0.07)%

Ratio and supplemental data:
Net assets end of year (000’s)	$2,060,400	$1,821,768		$2,286,100	$1,987,029		$320,441
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.69%	0.69%		0.69%	0.72%		0.81%
Including waiver and/or reimbursement and recapture	0.69%	0.69	%(C)	0.69%	0.72	%(B)	0.81%
Net investment income (loss) to average net assets	1.08%	1.08%		1.05%	1.29	%(B)	1.09%
Portfolio turnover rate	39%	52%		37%	49%		44%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2019	December 31, 2018		December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of year	$19.24	$21.62		$18.34	$16.90		$18.51

Investment operations:
Net investment income (loss) (A)	0.18	0.18		0.16	0.17	(B)	0.15
Net realized and unrealized gain (loss)	5.39	(1.38)		3.61	1.69		(0.28)

Total investment operations	5.57	(1.20)		3.77	1.86		(0.13)

Dividends and/or distributions to shareholders:
Net investment income	(0.22)	(0.20)		(0.08)	(0.03)		(0.15)
Net realized gains	(2.66)	(0.98)		(0.41)	(0.39)		(1.33)

Total dividends and/or distributions to shareholders	(2.88)	(1.18)		(0.49)	(0.42)		(1.48)

Net asset value, end of year	$21.93	$19.24		$21.62	$18.34		$16.90

Total return	30.69%	(6.25)%		20.82%	11.12%		(0.35)%

Ratio and supplemental data:
Net assets end of year (000’s)	$92,928	$68,434		$80,270	$61,986		$47,187
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.94%	0.94%		0.94%	0.97%		1.06%
Including waiver and/or reimbursement and recapture	0.94%	0.94	%(C)	0.94%	0.97	%(B)	1.06%
Net investment income (loss) to average net assets	0.83%	0.83%		0.80%	0.99	%(B)	0.85%
Portfolio turnover rate	39%	52%		37%	49%		44%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2019

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Enhanced Index VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2019, commissions recaptured are $27,602.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SECURITY VALUATION (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2019, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2019, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2019, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2019.

Repurchase agreements at December 31, 2019, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities on non-U.S. fixed income investments, as well as on securities traded on U.S. exchanges. Loan counterparties pledge cash collateral with a value of at least 105% of the current value of the loaned securities for non-U.S. equity positions. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio (the “Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2019; however no individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2019, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2019.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$4,854,720	$—	$—	$—	$4,854,720
Total Borrowings	$4,854,720	$—	$—	$—	$4,854,720

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio, uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2019, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2019.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$1,508	$—	$—	$1,508
Total	$—	$—	$1,508	$—	$—	$1,508

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$4,144,158	$—	$—	$4,144,158
Total	$—	$—	$4,144,158	$—	$—	$4,144,158

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$829,985	$—	$—	$829,985
Total	$—	$—	$829,985	$—	$—	$829,985

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2019.

Futures Contracts at Notional Amount
Long	Short
$ 16,788,814	$ —

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $750 million	0.73%
Over $750 million up to $1 billion	0.68
Over $1 billion up to $5 billion	0.62
Over $5 billion	0.60

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.84%	May 1, 2020
Service Class	1.09	May 1, 2020

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the thirty-six months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any, other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2019 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2019, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2020. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2019, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2019, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2019.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2019, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 784,172,210	$ —	$ 1,018,680,862	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and futures contracts mark to market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2019, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,698,575,691	$ 483,696,992	$ (23,958,118)	$ 459,738,874

As of December 31, 2019, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2019, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2019 and 2018 are as follows:

2019 Distributions Paid From			2018 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 31,665,171	$ 227,297,844	$ —	$ 54,661,946	$ 64,908,846	$ —

As of December 31, 2019, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 26,011,451	$ 117,852,434	$ —	$ —	$ —	$ 459,738,874

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and has early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

12. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

12. LEGAL PROCEEDINGS (continued)

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as sub-adviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties have been deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica JPMorgan Enhanced Index VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica JPMorgan Enhanced Index VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2020

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Enhanced Index VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $227,297,844 for the year ended December 31, 2019.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan International Moderate Growth VP

(unaudited)

MARKET ENVIRONMENT

In many ways, 2019 was a year of dislocation and disruption, and for market participants the yawning gulf between stock market returns and economic growth was probably the clearest illustration of this. Over the year, economic activity and asset markets moved in opposing directions as earnings growth flatlined and world gross domestic product sank to below trend, yet all major asset classes posted handsome gains. In our view, three factors – a global manufacturing slump, heightened geopolitical tension and easier monetary policy – were the hallmarks of 2019. On a relative basis, U.S. large-cap equity was the best-performing equity market for the year on a relative basis. Developed international markets and emerging markets also posted strong returns, though they lagged the U.S. fixed income markets, measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned high single digit returns.

After a sharp sell-off in the fourth quarter of 2018, the market bounced back in the first quarter of 2019 given strong corporate profits, particularly among cyclical sectors. In spite of market gains, the 3-month and 10-year Treasury yield curve experienced a formal inversion at the end of the quarter, leading to investor concern since yield curve inversions have often historically predated recessions. Volatility escalated in May with increased tensions surrounding U.S./China tariffs as well as signs of slower economic growth globally, despite a generally constructive earnings backdrop. However, the tide began turning from quantitative tightening to broad-based easing over the summer months, as central banks moved to facilitate global growth. By August, the U.S. Federal Reserve’s (“Fed”) move to cut rates, together with President Trump’s surprise tariff proposal and weakening U.S. Manufacturing Purchasing Managers Index numbers, led to an increasingly risk-off sentiment, but despite volatility under the surface, the labor market remained tight, consumer confidence was strong, and corporate profits were sound. The market again rebounded in September, accompanied by a dramatic rotation from growth into value, and posted solid gains through the fourth quarter. Corporate profits have remained robust, with buybacks acting as a tailwind. In December, the U.S. and China reached agreement on a “Phase One Trade Deal”, easing concern surrounding the most extreme trade war scenarios.

Global fixed income markets had a solid year of returns as interest rates globally fell due to dovish central bank policies. After raising the Federal Funds Rate 25 basis points (“bps”) on nine separate occasions since 2015, the Fed reversed direction and made three 25 bps reductions in 2019, ending the year at a target range of 1.50-1.75%. High yield bonds benefited from both a fall in yields and a robust equity market, achieving double-digit returns in 2019.

PERFORMANCE

For the year ended December 31, 2019, Transamerica JPMorgan International Moderate Growth VP, Initial Class returned 17.77%. By comparison, its primary and secondary benchmarks, the MSCI World Index ex-U.S. and the Bloomberg Barclays US Aggregate Bond Index, returned 23.16% and 8.72%, respectively.

STRATEGY REVIEW

Outperformance versus the benchmark was driven by positive contribution from security selection and tactical asset allocation decisions during the period. The risk management framework (“RMF”) was active and had a negative impact on performance during the period.

With regard to tactical asset allocation, the Fund entered the year underweight risk in sympathy with the RMF signals. This detracted from first quarter performance as the market rebounded sharply in January after the material sell-off in the fourth quarter of 2018. After the Fed’s pivot in February to a more accommodative stance we began to add risk back to the Portfolio which positively impacted performance. More specifically, our overweight position to real estate investment trusts and U.S. large cap equities were the largest contributors as the markets were up substantially for the year. Within fixed income our shift to an underweight duration position during the beginning of the third quarter contributed positively to performance as yields ended the year higher on optimism around trade resolution and a more benign macro backdrop.

Underlying manager performance positively contributed to performance over the 12-month period. Performance was led by Transamerica Unconstrained Bond and Transamerica International Equity, both of which meaningfully outperformed their respective benchmarks. Though overall security selection was positive, some strategies did underperform their respective benchmarks, such as the Transamerica Large Cap Value.

During the fiscal year, the Portfolio used derivatives. These positions detracted from performance.

Michael Feser, CFA

Jeff Geller, CFA

Grace Koo

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Asset Allocation	Percentage of Net Assets
International Equity Funds	59.1%
International Alternative Fund	12.9
U.S. Equity Funds	9.6
U.S. Fixed Income Funds	8.4
U.S. Alternative Fund	4.2
U.S. Mixed Allocation Fund	4.1
U.S. Government Obligation	1.0
Repurchase Agreement	0.4
Net Other Assets (Liabilities) ^	0.3
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan International Moderate Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	17.77%	4.77%	5.04%	05/01/2006
MSCI World Index ex-U.S. (A)	23.16%	5.96%	5.83%
Bloomberg Barclays US Aggregate Bond Index (B)	8.72%	3.05%	3.75%
Service Class	17.61%	4.53%	4.79%	05/01/2006

(A) The MSCI World Index ex-U.S. captures large and mid-cap representation across developed markets countries, excluding the U.S.

(B) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan International Moderate Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2019, and held for the entire six-month period until December 31, 2019.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,079.90	$0.84	$1,024.40	$0.82	0.16%
Service Class	1,000.00	1,079.50	2.15	1,023.10	2.09	0.41

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan International Moderate Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2019

	Shares	Value
INVESTMENT COMPANIES - 98.3%
International Alternative Fund - 12.9%
Transamerica Unconstrained Bond (A)	8,366,556	$ 82,828,908

International Equity Funds - 59.1%
Transamerica Emerging Markets Equity (A)	1,445,793	14,949,500
Transamerica International Equity (A)	8,000,977	146,817,920
Transamerica International Growth (A)	22,068,656	170,811,398
Transamerica International Small Cap Value (A)	3,409,388	45,481,233

		378,060,051

U.S. Alternative Fund - 4.2%
Transamerica BlackRock Global Real Estate Securities VP (A)	2,026,200	27,151,074

U.S. Equity Funds - 9.6%
Transamerica Large Cap Value (A)	2,539,141	28,387,593
Transamerica Morgan Stanley Capital Growth VP (A)	1,798,770	33,205,293

		61,592,886

U.S. Fixed Income Funds - 8.4%
Transamerica Core Bond (A)	506,543	5,156,611
Transamerica High Yield Bond (A)	1,233,399	11,408,943
Transamerica Intermediate Bond (A)	3,558,948	37,119,831

		53,685,385

U.S. Mixed Allocation Fund - 4.1%
Transamerica PIMCO Total Return VP (A)	2,212,589	26,020,048

Total Investment Companies (Cost $610,389,260)		629,338,352

	Principal	Value
U.S. GOVERNMENT OBLIGATION - 1.0%
U.S. Treasury - 1.0%
U.S. Treasury Note 2.00%, 01/31/2020 (B)	$ 6,460,000	$ 6,461,709

Total U.S. Government Obligation (Cost $6,452,378)		6,461,709

REPURCHASE AGREEMENT - 0.4%
Fixed Income Clearing Corp., 0.85% (C), dated 12/31/2019, to be repurchased at $2,543,887 on 01/02/2020. Collateralized by a U.S. Government Obligation, 2.75%, due 09/15/2021, and with a value of $2,598,821.	2,543,767	2,543,767

Total Repurchase Agreement (Cost $2,543,767)		2,543,767

Total Investments (Cost $619,385,405)		638,343,828
Net Other Assets (Liabilities) - 0.3%		1,730,197

Net Assets - 100.0%		$ 640,074,025

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	1,571	03/31/2020	$186,945,439	$186,335,328	$—	$(610,111)
CAD Currency	559	03/17/2020	42,390,097	43,090,515	700,418	—
MSCI Emerging Markets Index	304	03/20/2020	16,541,519	17,027,040	485,521	—
S&P 500® E-Mini Index	16	03/20/2020	2,584,433	2,584,880	447	—
S&P/TSX 60 Index	278	03/19/2020	43,273,825	43,347,919	74,094	—

Total					$1,260,480	$(610,111)

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
10-Year U.S. Treasury Note	(336)	03/20/2020	$(43,521,761)	$(43,149,750)	$372,011	$—
30-Year U.S. Treasury Bond	(246)	03/20/2020	(39,045,462)	(38,352,938)	692,524	—
MSCI EAFE Index	(32)	03/20/2020	(3,255,969)	(3,258,400)	—	(2,431)
TOPIX Index	(80)	03/12/2020	(12,781,777)	(12,671,299)	110,478	—
U.S. Treasury Ultra Bond	(186)	03/20/2020	(34,626,290)	(33,788,062)	838,228	—

Total					$2,013,241	$(2,431)

Total Futures Contracts					$3,273,721	$(612,542)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan International Moderate Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$629,338,352	$—	$—	$629,338,352
U.S. Government Obligation	—	6,461,709	—	6,461,709
Repurchase Agreement	—	2,543,767	—	2,543,767

Total Investments	$629,338,352	$9,005,476	$—	$638,343,828

Other Financial Instruments
Futures Contracts (E)	$3,273,721	$—	$—	$3,273,721

Total Other Financial Instruments	$3,273,721	$—	$—	$3,273,721

LIABILITIES
Other Financial Instruments
Futures Contracts (E)	$(612,542)	$—	$—	$(612,542)

Total Other Financial Instruments	$(612,542)	$—	$—	$(612,542)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I2 shares of Transamerica Funds and/or affiliated investment in the Initial Class shares of Transamerica Series Trust. The Portfolio’s transactions and earnings are as follows:

Affiliated Investments	Value December 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2019	Shares as of December 31, 2019	Dividend Income	Net Capital Gain Distributions
Transamerica BlackRock Global Real Estate Securities VP	$—	$25,168,924	$(1,052,905)	$124,404	$2,910,651	$27,151,074	2,026,200	$230,333	$—
Transamerica Core Bond	6,329,241	148,231	(1,583,527)	(52,539)	315,205	5,156,611	506,543	148,231	—
Transamerica Emerging Markets Equity	12,843,183	401,472	—	—	1,704,845	14,949,500	1,445,793	401,473	—
Transamerica Floating Rate	25,993,874	1,080,459	(27,546,047)	(774,085)	1,245,799	—	—	1,078,538	—
Transamerica High Yield Bond	12,041,674	652,169	(2,156,208)	(63,374)	934,682	11,408,943	1,233,399	646,965	—
Transamerica Intermediate Bond	45,569,946	1,207,896	(12,353,371)	155,352	2,540,008	37,119,831	3,558,948	1,207,896	—
Transamerica International Equity	152,016,794	10,376,115	(40,199,034)	2,601,170	22,022,875	146,817,920	8,000,977	4,059,678	—
Transamerica International Growth	160,247,102	9,563,324	(36,324,841)	(3,592,392)	40,918,205	170,811,398	22,068,656	3,246,883	—
Transamerica International Small Cap Value	40,031,869	1,001,373	(4,585,000)	281,973	8,751,018	45,481,233	3,409,388	1,001,374	—
Transamerica Large Cap Value	21,355,304	14,196,693	(9,861,732)	(979,410)	3,676,738	28,387,593	2,539,141	686,442	750,961
Transamerica Morgan Stanley Capital Growth VP (F)	39,631,255	28,130,488	(27,176,130)	(5,005,237)	(2,375,083)	33,205,293	1,798,770	487,198	15,776,612
Transamerica PIMCO Total Return VP	30,891,502	773,603	(7,432,562)	234,894	1,552,611	26,020,048	2,212,589	773,601	—
Transamerica Unconstrained Bond	48,905,447	35,463,517	(4,179,991)	(129,443)	2,769,378	82,828,908	8,366,556	1,938,661	—

Total	$595,857,191	$128,164,264	$(174,451,348)	$(7,198,687)	$86,966,932	$629,338,352	57,166,960	$15,907,273	$16,527,573

(B)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The value of the security is $4,891,294.
(C)	Rate disclosed reflects the yield at December 31, 2019.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(E)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).
(F)	Includes activity from Transamerica Jennison Growth VP, which merged into Transamerica Morgan Stanley Capital Growth VP on November 1, 2019.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan International Moderate Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

CURRENCY ABBREVIATION:

CAD	Canadian Dollar

PORTFOLIO ABBREVIATIONS:

EAFE	Europe, Australasia and Far East
TOPIX	Tokyo Price Index
TSX	Toronto Stock Exchange

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan International Moderate Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2019

Assets:
Affiliated investments, at value (cost $610,389,260)	$629,338,352
Unaffiliated investments, at value (cost $6,452,378)	6,461,709
Repurchase agreement, at value (cost $2,543,767)	2,543,767
Cash	1,528,889
Receivables and other assets:
Shares of beneficial interest sold	3,786
Dividends	279,442
Interest	54,127
Variation margin receivable on futures contracts	697,141

Total assets	640,907,213

Liabilities:
Payables and other liabilities:
Investments purchased	286,810
Shares of beneficial interest redeemed	245,783
Investment management fees	67,968
Distribution and service fees	135,311
Transfer agent costs	878
Trustees, CCO and deferred compensation fees	2,244
Audit and tax fees	13,200
Custody fees	9,936
Legal fees	7,272
Printing and shareholder reports fees	54,938
Other accrued expenses	8,848

Total liabilities	833,188

Net assets	$640,074,025

Net assets consist of:
Capital stock ($0.01 par value)	$647,986
Additional paid-in capital	608,174,069
Total distributable earnings (accumulated losses)	31,251,970

Net assets	$640,074,025

Net assets by class:
Initial Class	$15,761,548
Service Class	624,312,477

Shares outstanding:
Initial Class	1,579,255
Service Class	63,219,369

Net asset value and offering price per share:
Initial Class	$9.98
Service Class	9.88

STATEMENT OF OPERATIONS

For the year ended December 31, 2019

Investment Income:
Dividend income from affiliated investments	$15,907,273
Interest income from unaffiliated investments	172,239

Total investment income	16,079,512

Expenses:
Investment management fees	768,648
Distribution and service fees:
Service Class	1,530,892
Transfer agent costs	9,315
Trustees, CCO and deferred compensation fees	19,227
Audit and tax fees	20,831
Custody fees	7,887
Legal fees	33,147
Printing and shareholder reports fees	89,314
Other	36,481

Total expenses	2,515,742

Net investment income (loss)	13,563,770

Net realized gain (loss) on:
Affiliated investments	(7,198,687)
Unaffiliated investments	95,750
Capital gain distributions received from affiliated investment companies	16,527,573
Futures contracts	(6,631,377)

Net realized gain (loss)	2,793,259

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	86,966,932
Unaffiliated investments	(41,065)
Futures contracts	(1,327,287)
Translation of assets and liabilities denominated in foreign currencies	(40,276)

Net change in unrealized appreciation (depreciation)	85,558,304

Net realized and change in unrealized gain (loss)	88,351,563

Net increase (decrease) in net assets resulting from operations	$101,915,333

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan International Moderate Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2019	December 31, 2018
From operations:
Net investment income (loss)	$13,563,770	$12,831,656
Net realized gain (loss)	2,793,259	48,841,023
Net change in unrealized appreciation (depreciation)	85,558,304	(148,615,920)

Net increase (decrease) in net assets resulting from operations	101,915,333	(86,943,241)

Dividends and/or distributions to shareholders:
Initial Class	(1,581,699)	(565,904)
Service Class	(62,170,012)	(22,235,946)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(63,751,711)	(22,801,850)

Capital share transactions:
Proceeds from shares sold:
Initial Class	763,806	757,998
Service Class	1,356,958	19,819,318

	2,120,764	20,577,316

Dividends and/or distributions reinvested:
Initial Class	1,581,699	565,904
Service Class	62,170,012	22,235,946

	63,751,711	22,801,850

Cost of shares redeemed:
Initial Class	(1,999,655)	(2,261,673)
Service Class	(79,661,254)	(74,892,805)

	(81,660,909)	(77,154,478)

Net increase (decrease) in net assets resulting from capital share transactions	(15,788,434)	(33,775,312)

Net increase (decrease) in net assets	22,375,188	(143,520,403)

Net assets:
Beginning of year	617,698,837	761,219,240

End of year	$640,074,025	$617,698,837

Capital share transactions - shares:
Shares issued:
Initial Class	76,877	71,157
Service Class	138,893	1,801,728

	215,770	1,872,885

Shares reinvested:
Initial Class	175,161	54,361
Service Class	6,954,140	2,154,646

	7,129,301	2,209,007

Shares redeemed:
Initial Class	(203,144)	(214,903)
Service Class	(8,148,572)	(7,203,459)

	(8,351,716)	(7,418,362)

Net increase (decrease) in shares outstanding:
Initial Class	48,894	(89,385)
Service Class	(1,055,539)	(3,247,085)

	(1,006,645)	(3,336,470)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan International Moderate Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2019	December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015
Net asset value, beginning of year	$9.48	$11.11		$9.29		$9.37		$9.72

Investment operations:
Net investment income (loss) (A)	0.24	0.22		0.25		0.18	(B)	0.19
Net realized and unrealized gain (loss)	1.34	(1.48)		1.76		(0.06)		(0.35)

Total investment operations	1.58	(1.26)		2.01		0.12		(0.16)

Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.26)		(0.19)		(0.20)		(0.19)
Net realized gains	(0.84)	(0.11)		—		—		—

Total dividends and/or distributions to shareholders	(1.08)	(0.37)		(0.19)		(0.20)		(0.19)

Net asset value, end of year	$9.98	$9.48		$11.11		$9.29		$9.37

Total return	17.77%	(11.58)%		21.78%		1.22%		(1.64)%

Ratio and supplemental data:
Net assets end of year (000’s)	$15,762	$14,506		$18,001		$15,583		$16,608
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.16%	0.16%		0.16%		0.15%		0.15%
Including waiver and/or reimbursement and recapture	0.16%	0.16	%(D)	0.16	%(D)	0.14	%(B)	0.15%
Net investment income (loss) to average net assets	2.43%	2.03%		2.43%		1.99	%(B)	1.90%
Portfolio turnover rate	17%	21%		4%		68%		43%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.
For a share outstanding during the years indicated:

	Service Class
	December 31, 2019	December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015
Net asset value, beginning of year	$9.38	$11.01		$9.21		$9.28		$9.63

Investment operations:
Net investment income (loss) (A)	0.21	0.19		0.23		0.16	(B)	0.17
Net realized and unrealized gain (loss)	1.34	(1.48)		1.74		(0.06)		(0.35)

Total investment operations	1.55	(1.29)		1.97		0.10		(0.18)

Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.23)		(0.17)		(0.17)		(0.17)
Net realized gains	(0.84)	(0.11)		—		—		—

Total dividends and/or distributions to shareholders	(1.05)	(0.34)		(0.17)		(0.17)		(0.17)

Net asset value, end of year	$9.88	$9.38		$11.01		$9.21		$9.28

Total return	17.61%	(11.91)%		21.47%		1.08%		(1.89)%

Ratio and supplemental data:
Net assets end of year (000’s)	$624,312	$603,193		$743,218		$623,067		$676,401
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.41%	0.41%		0.41%		0.40%		0.40%
Including waiver and/or reimbursement and recapture	0.41%	0.41	%(D)	0.41	%(D)	0.39	%(B)	0.40%
Net investment income (loss) to average net assets	2.15%	1.77%		2.24%		1.72	%(B)	1.72%
Portfolio turnover rate	17%	21%		4%		68%		43%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2019

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan International Moderate Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2019 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SECURITY VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2019, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV of the underlying Portfolios as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying portfolios and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2019, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2019.

Repurchase agreements at December 31, 2019, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio, uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2019, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2019.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$1,902,763	$700,418	$670,540	$—	$—	$3,273,721
Total	$1,902,763	$700,418	$670,540	$—	$—	$3,273,721

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$(610,111)	$—	$(2,431)	$—	$—	$(612,542)
Total	$(610,111)	$—	$(2,431)	$—	$—	$(612,542)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2019.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$3,777,920	$172,390	$(10,581,687)	$—	$—	$(6,631,377)
Total	$3,777,920	$172,390	$(10,581,687)	$—	$—	$(6,631,377)

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$583,419	$983,288	$(2,893,994)	$—	$—	$(1,327,287)
Total	$583,419	$983,288	$(2,893,994)	$—	$—	$(1,327,287)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2019.

Futures Contracts at Notional Amount
Long	Short
$ 211,206,726	$ (98,852,653)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Emerging market risk: Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems and regulatory and accounting standards that are less fully developed, and that can be expected to be less stable. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility. The Portfolio may be required to establish special custody or other arrangements before investing in emerging market countries. An investment in emerging market securities should be considered speculative.

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the Portfolio may invest may have markets that are less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $10 billion	0.1225%
Over $10 billion	0.1025

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.25%	May 1, 2020
Service Class	0.50	May 1, 2020

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the thirty-six months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2019 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2019, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2020. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2019, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2019, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2019.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2019, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 95,439,602	$ 12,015,485	$ 174,163,386	$ 16,161,690

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts mark to market, and straddle loss deferral. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gain and losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2019, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 621,703,626	$ 30,393,470	$ (13,568,603)	$ 16,824,867

As of December 31, 2019, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2019, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2019 and 2018 are as follows:

2019 Distributions Paid From			2018 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 12,752,610	$ 50,999,101	$ —	$ 17,314,351	$ 5,487,499	$ —

As of December 31, 2019, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 14,391,870	$ 42,641	$ —	$ —	$ (10,559)	$ 16,828,018

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standard Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and has early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

12. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as sub-adviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties have been deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica JPMorgan International Moderate Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica JPMorgan International Moderate Growth VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2020

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan International Moderate Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $50,999,101 for the year ended December 31, 2019.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 6,231,208	$ 337,228

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Mid Cap Value VP

(unaudited)

MARKET ENVIRONMENT

The S&P 500® posted very strong returns in 2019. All sectors were positive, with information technology and communication services leading the charge. Though still positive for the year, the weakest performers were energy and health care. Large cap stocks, represented by the S&P 500®, outperformed small cap stocks, measured by the Russell 2000®. Growth also outperformed Value, as measured by the Russell 3000® Growth® and Russell 3000® Value®, respectively.

After a sharp sell-off in the fourth quarter of 2018, the market bounced back to begin 2019 on strong corporate profits, particularly among cyclical sectors. In spite of market gains, the 3-month and 10-year yield curve experienced a formal inversion at the end of the first quarter, sparking investor concerns, since yield curve inversions have often predated recessions historically. Volatility escalated in May with increased tensions surrounding U.S./China tariffs as well as signs of slower economic growth globally, despite a generally constructive earnings backdrop. However, the tide began turning from quantitative tightening to broad-based easing over the summer months, as central banks moved to facilitate global growth. By August, the U.S. Federal Reserve’s (“Fed”) move to cut rates, together with President Trump’s surprise tariff proposal and weakening U.S. Manufacturing Purchasing Managers Index numbers, led to an increasingly risk-off sentiment. But despite volatility under the surface, the labor market remained tight, consumer confidence was strong, and corporate profits were sound. The market again rebounded in September, accompanied by a dramatic rotation from growth into value. From there, the S&P 500® posted solid gains throughout the fourth quarter, largely driven by the strength of the consumer. Corporate profits have remained robust, with buybacks acting as a tailwind. In December, the U.S. and China reached agreement on a “Phase One Trade Deal”, easing concern surrounding the most extreme trade war scenarios. The Fed also cut the fed funds rate again in October, providing added tailwinds for the U.S. stock market.

PERFORMANCE

For the year ended December 31, 2019, Transamerica JPMorgan Mid Cap Value VP, Initial Class returned 26.21%. By comparison, its benchmark, the Russell Midcap® Value Index, returned 27.06%.

STRATEGY REVIEW

The Transamerica Mid Cap Value Portfolio underperformed the Russell Midcap Value Index during the 12-month period ended December 31, 2019. Stock selection in materials and utilities contributed to performance while stock selection in consumer discretionary and energy detracted from Portfolio results.

Two stock-specific detractors from performance for the year were Cabot Oil & Gas Corp. (“Cabot”) & EQT Corp. (“EQT”). The macroeconomic environment was particularly difficult for natural gas producers as supply is elevated while demand remains low against the backdrop of mild weather, which has depressed share prices for both Cabot and EQT. While this prolonged imbalance in the natural gas supply/demand dynamic is certainly not something we foresaw, we remain comfortable holding the names, believing that our consolidated positioning reflects quality companies with the right assets and disciplined management teams that are more inclined towards shareholder returns. Cabot has a quality asset base and its management team has proven to be industry leaders in thoughtful capital allocation. As for EQT, the new management team has rebased expectations and appears to be making the right moves in executing a turnaround. At this point, the valuation remains sufficiently attractive and we’re comfortable with the new management team to warrant a continued position in the Portfolio.

On a stock specific basis, CDW Corp. (“CDW”) and WEC Energy Group, Inc. (“WEC”) were the top contributors to performance. Broad based strength across all end markets led to better than expected earnings, sending shares of CDW higher. CDW also caught an external tailwind when it was added to the S&P 500® during the third quarter. We continue to think CDW is well positioned, with a diversified customer base, and should continue to benefit from high growth areas such as cloud computing and flash storage. While results have been stellar, as we look ahead, we are incrementally more cautious on the company’s ability to sustain these growth trends. We’ve steadily taken profits as a result of the advantageous price movement given that the valuation fully appreciates the strength of the business model. A low rate environment has continued to encourage demand for the utilities sector. Given this backdrop, WEC led the way by posting strong quarterly earnings while also raising forward looking guidance. Since the interest rate outlook is exceedingly murky, we think high quality regulated utilities such as WEC, with its strong management team and stable, predictable earnings growth pattern, merits a spot in the Portfolio. Importantly, WEC operates in favorable regulatory jurisdictions and may benefit from renewable energy trends moving forward.

Lawrence Playford, CFA

Jonathan K.L. Simon

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Asset Allocation	Percentage of Net Assets
Common Stocks	95.6%
Repurchase Agreement	4.2
Other Investment Company	1.9
Net Other Assets (Liabilities)	(1.7)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Mid Cap Value VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	26.21%	7.08%	12.46%	05/03/1999
Russell Midcap® Value Index (A)	27.06%	7.62%	12.41%
Service Class	25.99%	6.82%	12.19%	05/01/2003

(A) The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in small- and medium-size companies involves greater risk than is customarily associated with more established companies. The securities of small- and mid-capitalization companies are subject to higher volatility than larger, more established companies.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Mid Cap Value VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2019, and held for the entire six-month period until December 31, 2019.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,068.30	$4.54	$1,020.80	$4.43	0.87%
Service Class	1,000.00	1,067.30	5.84	1,019.60	5.70	1.12

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Mid Cap Value VP

SCHEDULE OF INVESTMENTS

At December 31, 2019

	Shares	Value
COMMON STOCKS - 95.6%
Auto Components - 0.8%
BorgWarner, Inc.	85,970	$ 3,729,379

Banks - 8.8%
Citizens Financial Group, Inc.	131,311	5,332,540
Comerica, Inc.	24,313	1,744,458
Fifth Third Bancorp	231,539	7,117,509
First Republic Bank	44,206	5,191,995
Huntington Bancshares, Inc.	257,558	3,883,975
M&T Bank Corp.	53,067	9,008,123
TCF Financial Corp.	36,573	1,711,616
Truist Financial Corp.	128,880	7,258,521
Zions Bancorp NA	36,311	1,885,267

		43,134,004

Beverages - 1.2%
Constellation Brands, Inc., Class A	21,019	3,988,355
Keurig Dr. Pepper, Inc. (A)	72,560	2,100,612

		6,088,967

Building Products - 0.9%
Fortune Brands Home & Security, Inc.	64,327	4,203,126

Capital Markets - 5.0%
Ameriprise Financial, Inc.	36,329	6,051,685
Northern Trust Corp.	51,788	5,501,957
Raymond James Financial, Inc.	58,171	5,203,978
T. Rowe Price Group, Inc.	64,211	7,823,468

		24,581,088

Chemicals - 1.1%
Sherwin-Williams Co.	9,600	5,601,984

Communications Equipment - 0.2%
CommScope Holding Co., Inc. (B)	84,578	1,200,162

Construction Materials - 1.0%
Martin Marietta Materials, Inc.	17,241	4,821,273

Consumer Finance - 0.1%
Ally Financial, Inc.	22,374	683,749

Containers & Packaging - 2.5%
Ball Corp.	55,327	3,577,997
Silgan Holdings, Inc.	156,429	4,861,813
WestRock Co.	88,903	3,814,828

		12,254,638

Distributors - 0.6%
Genuine Parts Co.	29,259	3,108,184

Electric Utilities - 4.3%
Edison International	74,111	5,588,710
Entergy Corp.	41,075	4,920,785
Xcel Energy, Inc.	162,434	10,312,935

		20,822,430

Electrical Equipment - 2.6%
Acuity Brands, Inc.	32,402	4,471,476
AMETEK, Inc.	53,963	5,382,270
Hubbell, Inc.	20,744	3,066,378

		12,920,124

Electronic Equipment, Instruments & Components - 4.1%
Amphenol Corp., Class A	44,647	4,832,145
Arrow Electronics, Inc. (B)	46,304	3,923,801
CDW Corp.	36,022	5,145,382
Keysight Technologies, Inc. (B)	28,938	2,969,907

	Shares	Value
COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components (continued)
SYNNEX Corp.	26,245	$ 3,380,356

		20,251,591

Equity Real Estate Investment Trusts - 11.9%
American Campus Communities, Inc.	55,842	2,626,249
American Homes 4 Rent, Class A	115,654	3,031,291
AvalonBay Communities, Inc.	30,593	6,415,352
Boston Properties, Inc.	45,393	6,257,879
Brixmor Property Group, Inc.	187,805	4,058,466
Essex Property Trust, Inc.	12,689	3,817,613
Federal Realty Investment Trust	37,426	4,817,849
JBG SMITH Properties	49,402	1,970,646
Kimco Realty Corp.	165,601	3,429,597
Outfront Media, Inc.	120,567	3,233,607
Rayonier, Inc.	115,472	3,782,863
Regency Centers Corp.	42,377	2,673,565
Ventas, Inc.	35,979	2,077,427
Vornado Realty Trust	70,566	4,692,639
Weyerhaeuser Co.	103,371	3,121,804
WP Carey, Inc.	26,704	2,137,388

		58,144,235

Food & Staples Retailing - 0.7%
Kroger Co.	110,364	3,199,452

Food Products - 0.9%
Post Holdings, Inc. (B)	39,067	4,262,210

Gas Utilities - 0.8%
National Fuel Gas Co. (A)	85,112	3,961,112

Health Care Equipment & Supplies - 1.4%
Zimmer Biomet Holdings, Inc.	45,033	6,740,539

Health Care Providers & Services - 5.1%
AmerisourceBergen Corp.	54,810	4,659,946
Cigna Corp. (B)	19,865	4,062,194
Henry Schein, Inc. (B)	51,720	3,450,759
Humana, Inc.	7,016	2,571,504
Laboratory Corp. of America Holdings (B)	30,915	5,229,891
Universal Health Services, Inc., Class B	33,266	4,772,340

		24,746,634

Hotels, Restaurants & Leisure - 0.8%
Hilton Worldwide Holdings, Inc.	36,405	4,037,679

Household Durables - 1.6%
Mohawk Industries, Inc. (B)	34,039	4,642,239
Newell Brands, Inc.	161,408	3,102,262

		7,744,501

Household Products - 0.7%
Energizer Holdings, Inc. (A)	71,029	3,567,076

Industrial Conglomerates - 0.7%
Carlisle Cos., Inc.	20,345	3,292,635

Insurance - 7.4%
Alleghany Corp. (B)	4,556	3,642,841
Hartford Financial Services Group, Inc.	104,244	6,334,908
Lincoln National Corp.	60,938	3,595,951
Loews Corp.	172,710	9,065,548
Marsh & McLennan Cos., Inc.	41,842	4,661,617
Principal Financial Group, Inc.	19,907	1,094,885
Progressive Corp.	51,142	3,702,169
Unum Group	23,224	677,212

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Insurance (continued)
WR Berkley Corp.	47,995	$ 3,316,455

		36,091,586

Internet & Direct Marketing Retail - 1.0%
Expedia Group, Inc.	47,026	5,085,392

IT Services - 0.9%
Jack Henry & Associates, Inc.	29,274	4,264,344

Machinery - 3.9%
IDEX Corp.	25,902	4,455,144
ITT, Inc.	37,672	2,784,337
Lincoln Electric Holdings, Inc.	29,700	2,872,881
Middleby Corp. (B)	36,588	4,007,118
Snap-on, Inc.	30,057	5,091,656

		19,211,136

Media - 2.8%
DISH Network Corp., Class A (B)	85,339	3,026,974
Liberty Broadband Corp., Class C (B)	25,234	3,173,176
Liberty Media Corp. - Liberty SiriusXM, Class C (B)	105,294	5,068,853
ViacomCBS, Inc., Class B	54,593	2,291,268

		13,560,271

Multi-Utilities - 5.6%
CMS Energy Corp.	155,742	9,786,827
Sempra Energy	49,570	7,508,864
WEC Energy Group, Inc.	108,735	10,028,629

		27,324,320

Multiline Retail - 1.1%
Kohl’s Corp.	62,197	3,168,937
Nordstrom, Inc. (A)	50,691	2,074,783

		5,243,720

Oil, Gas & Consumable Fuels - 5.3%
Cabot Oil & Gas Corp.	218,648	3,806,662
Diamondback Energy, Inc.	89,780	8,336,971
EQT Corp.	125,396	1,366,816
Equitrans Midstream Corp. (A)	118,078	1,577,522
PBF Energy, Inc., Class A	99,592	3,124,201
Williams Cos., Inc.	323,946	7,683,999

		25,896,171

Personal Products - 0.3%
Coty, Inc., Class A	125,426	1,411,042

Real Estate Management & Development - 1.7%
CBRE Group, Inc., Class A (B)	107,744	6,603,630
Cushman & Wakefield PLC (B)	89,900	1,837,556

		8,441,186

Semiconductors & Semiconductor Equipment - 0.5%
Analog Devices, Inc.	18,562	2,205,908

Software - 0.9%
Synopsys, Inc. (B)	30,346	4,224,163

Specialty Retail - 4.2%
AutoZone, Inc. (B)	6,239	7,432,583
Best Buy Co., Inc.	62,131	5,455,102
Gap, Inc.	144,730	2,558,826
Tiffany & Co.	36,092	4,823,696

		20,270,207

	Shares	Value
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods - 1.7%
PVH Corp.	35,708	$ 3,754,696
Ralph Lauren Corp.	38,129	4,469,482

		8,224,178

Trading Companies & Distributors - 0.5%
MSC Industrial Direct Co., Inc., Class A	28,861	2,264,723

Total Common Stocks (Cost $363,968,464)		466,815,119

OTHER INVESTMENT COMPANY - 1.9%
Securities Lending Collateral - 1.9%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.56% (C)	9,210,848	9,210,848

Total Other Investment Company (Cost $9,210,848)		9,210,848

	Principal	Value
REPURCHASE AGREEMENT - 4.2%
Fixed Income Clearing Corp., 0.85% (C), dated 12/31/2019, to be repurchased at $20,543,576 on 01/02/2020. Collateralized by a U.S. Government Obligation, 2.75%, due 09/15/2021, and with a value of $20,954,921.	$ 20,542,606	20,542,606

Total Repurchase Agreement (Cost $20,542,606)		20,542,606

Total Investments (Cost $393,721,918)		496,568,573
Net Other Assets (Liabilities) - (1.7)%		(8,451,643)

Net Assets - 100.0%		$ 488,116,930

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$466,815,119	$—	$—	$466,815,119
Other Investment Company	9,210,848	—	—	9,210,848
Repurchase Agreement	—	20,542,606	—	20,542,606

Total Investments	$476,025,967	$20,542,606	$—	$496,568,573

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $8,998,266. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing securities.
(C)	Rates disclosed reflect the yields at December 31, 2019.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Mid Cap Value VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2019

Assets:
Investments, at value (cost $373,179,312) (including securities loaned of $8,998,266)	$476,025,967
Repurchase agreement, at value (cost $20,542,606)	20,542,606
Receivables and other assets:
Investments sold	208,815
Net income from securities lending	1,387
Shares of beneficial interest sold	64,147
Dividends	965,290
Interest	485

Total assets	497,808,697

Liabilities:
Cash collateral received upon return of:
Securities on loan	9,210,848
Payables and other liabilities:
Shares of beneficial interest redeemed	10,772
Investment management fees	353,847
Distribution and service fees	55,585
Transfer agent costs	656
Trustees, CCO and deferred compensation fees	1,965
Audit and tax fees	14,008
Custody fees	13,626
Legal fees	5,135
Printing and shareholder reports fees	18,671
Other accrued expenses	6,654

Total liabilities	9,691,767

Net assets	$488,116,930

Net assets consist of:
Capital stock ($0.01 par value)	$302,873
Additional paid-in capital	367,545,490
Total distributable earnings (accumulated losses)	120,268,567

Net assets	$488,116,930

Net assets by class:
Initial Class	$230,001,699
Service Class	258,115,231

Shares outstanding:
Initial Class	14,123,838
Service Class	16,163,417

Net asset value and offering price per share:
Initial Class	$16.28
Service Class	15.97

STATEMENT OF OPERATIONS

For the year ended December 31, 2019

Investment Income:
Dividend income	$8,921,141
Interest income	227,357
Net income from securities lending	11,594

Total investment income	9,160,092

Expenses:
Investment management fees	3,800,289
Distribution and service fees:
Service Class	594,487
Transfer agent costs	6,669
Trustees, CCO and deferred compensation fees	14,039
Audit and tax fees	22,423
Custody fees	29,843
Legal fees	23,575
Printing and shareholder reports fees	24,774
Other	30,242

Total expenses	4,546,341

Net investment income (loss)	4,613,751

Net realized gain (loss) on:
Investments	16,154,197

Net change in unrealized appreciation (depreciation) on:
Investments	80,834,212

Net realized and change in unrealized gain (loss)	96,988,409

Net increase (decrease) in net assets resulting from operations	$101,602,160

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Mid Cap Value VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2019	December 31, 2018
From operations:
Net investment income (loss)	$4,613,751	$6,068,141
Net realized gain (loss)	16,154,197	41,343,246
Net change in unrealized appreciation (depreciation)	80,834,212	(99,743,966)

Net increase (decrease) in net assets resulting from operations	101,602,160	(52,332,579)

Dividends and/or distributions to shareholders:
Initial Class	(22,335,137)	(7,227,661)
Service Class	(24,809,759)	(7,206,056)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(47,144,896)	(14,433,717)

Capital share transactions:
Proceeds from shares sold:
Initial Class	2,913,853	10,820,430
Service Class	21,223,463	9,591,956

	24,137,316	20,412,386

Dividends and/or distributions reinvested:
Initial Class	22,335,137	7,227,661
Service Class	24,809,759	7,206,056

	47,144,896	14,433,717

Cost of shares redeemed:
Initial Class	(9,019,383)	(71,518,948)
Service Class	(19,051,948)	(35,622,782)

	(28,071,331)	(107,141,730)

Net increase (decrease) in net assets resulting from capital share transactions	43,210,881	(72,295,627)

Net increase (decrease) in net assets	97,668,145	(139,061,923)

Net assets:
Beginning of year	390,448,785	529,510,708

End of year	$488,116,930	$390,448,785

Capital share transactions - shares:
Shares issued:
Initial Class	179,174	684,070
Service Class	1,342,451	581,062

	1,521,625	1,265,132

Shares reinvested:
Initial Class	1,511,173	422,918
Service Class	1,709,839	428,932

	3,221,012	851,850

Shares redeemed:
Initial Class	(553,057)	(4,221,572)
Service Class	(1,200,018)	(2,229,620)

	(1,753,075)	(6,451,192)

Net increase (decrease) in shares outstanding:
Initial Class	1,137,290	(3,114,584)
Service Class	1,852,272	(1,219,626)

	2,989,562	(4,334,210)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Mid Cap Value VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2019	December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015
Net asset value, beginning of year	$14.44	$16.88		$19.40		$20.41		$22.68

Investment operations:
Net investment income (loss) (A)	0.19	0.23		0.15		0.16	(B)	0.18
Net realized and unrealized gain (loss)	3.42	(2.14)		2.07		2.66		(0.79)

Total investment operations	3.61	(1.91)		2.22		2.82		(0.61)

Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.15)		(0.16)		(0.45)		(0.20)
Net realized gains	(1.53)	(0.38)		(4.58)		(3.38)		(1.46)

Total dividends and/or distributions to shareholders	(1.77)	(0.53)		(4.74)		(3.83)		(1.66)

Net asset value, end of year	$16.28	$14.44		$16.88		$19.40		$20.41

Total return	26.21%	(11.81)%		13.47%		14.59%		(2.74)%

Ratio and supplemental data:
Net assets end of year (000’s)	$230,002	$187,476		$271,777		$257,643		$897,002
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.87%	0.87%		0.87%		0.88%		0.86%
Including waiver and/or reimbursement and recapture	0.87%	0.87	%(C)	0.87	%(C)	0.86	%(B)	0.86%
Net investment income (loss) to average net assets	1.15%	1.35%		0.79%		0.79	%(B)	0.81%
Portfolio turnover rate	14%	16%		15%		26%		17%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2019	December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015
Net asset value, beginning of year	$14.18	$16.60		$19.16		$20.21		$22.48

Investment operations:
Net investment income (loss) (A)	0.14	0.18		0.10		0.12	(B)	0.12
Net realized and unrealized gain (loss)	3.37	(2.11)		2.04		2.61		(0.77)

Total investment operations	3.51	(1.93)		2.14		2.73		(0.65)

Dividends and/or distributions to shareholders:
Net investment income	(0.19)	(0.11)		(0.12)		(0.40)		(0.16)
Net realized gains	(1.53)	(0.38)		(4.58)		(3.38)		(1.46)

Total dividends and/or distributions to shareholders	(1.72)	(0.49)		(4.70)		(3.78)		(1.62)

Net asset value, end of year	$15.97	$14.18		$16.60		$19.16		$20.21

Total return	25.99%	(12.09)%		13.19%		14.28%		(2.94)%

Ratio and supplemental data:
Net assets end of year (000’s)	$258,115	$202,973		$257,734		$225,420		$178,501
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.12%	1.12%		1.12%		1.12%		1.11%
Including waiver and/or reimbursement and recapture	1.12%	1.12	%(C)	1.12	%(C)	1.11	%(B)	1.11%
Net investment income (loss) to average net assets	0.90%	1.09%		0.54%		0.62	%(B)	0.56%
Portfolio turnover rate	14%	16%		15%		26%		17%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2019

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Mid Cap Value VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2019, commissions recaptured are $7,032.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2019, is disclosed within the Security Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SECURITY VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2019, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2019, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2019.

Repurchase agreements at December 31, 2019, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities on non-U.S. fixed income investments, as well as on securities traded on U.S. exchanges. Loan counterparties pledge cash collateral with a value of at least 105% of the current value of the loaned securities for non-U.S. equity positions. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio (the “Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2019; however no individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2019, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2019.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$9,210,848	$—	$—	$—	$9,210,848
Total Borrowings	$9,210,848	$—	$—	$—	$9,210,848

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $100 million	0.88%
Over $100 million up to $750 million	0.83
Over $750 million up to $1.5 billion	0.81
Over $1.5 billion	0.80

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.95%	May 1, 2020
Service Class	1.20	May 1, 2020

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the thirty-six months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2019 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2019, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2020. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2019, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2019.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2019, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 61,017,956	$ 76,032,121

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, distribution redesignations and REIT adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to swaps, foreign currency gain and losses, paydown gain/loss, and TIPS adjustments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2019, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 396,514,991	$ 118,307,586	$ (18,254,004)	$ 100,053,582

As of December 31, 2019, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2019, the Portfolio did not have any capital loss carryforwards utilized or expired.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2019 and 2018 are as follows:

2019 Distributions Paid From			2018 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 6,674,834	$ 40,470,062	$ —	$ 4,803,905	$ 9,629,812	$ —

As of December 31, 2019, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 4,721,763	$ 15,493,222	$ —	$ —	$ —	$ 100,053,582

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and has early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

11. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as sub-adviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

11. LEGAL PROCEEDINGS (continued)

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties have been deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica JPMorgan Mid Cap Value VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica JPMorgan Mid Cap Value VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2020

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Mid Cap Value VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $40,470,062 for the year ended December 31, 2019.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

(unaudited)

MARKET ENVIRONMENT

In many ways, 2019 was a year of dislocation and disruption, and for market participants the yawning gulf between stock market returns and economic growth was probably the clearest illustration of this. Over the year, economic activity and asset markets moved in opposing directions as earnings growth flatlined and world gross domestic product sank to below trend, yet all major asset classes posted handsome gains. In our view, three factors – a global manufacturing slump, heightened geopolitical tension and easier monetary policy – were the hallmarks of 2019. On a relative basis, U.S. large-cap equity was the best-performing equity market for the year on a relative basis. Developed international markets and emerging markets also posted strong returns, though they lagged the U.S. fixed income markets, measured by the Bloomberg Barclays U.S. Aggregate Bond Index, which posted returned high single digit returns.

After a sharp sell-off in the fourth quarter of 2018, the market bounced back in the first quarter of 2019 given strong corporate profits, particularly among cyclical sectors. In spite of market gains, the 3-month and 10-year Treasury yield curve experienced a formal inversion at the end of the quarter, leading to investor concern since yield curve inversions have often historically predated recessions. Volatility escalated in May with increased tensions surrounding U.S./China tariffs as well as signs of slower economic growth globally, despite a generally constructive earnings backdrop. However, the tide began turning from quantitative tightening to broad-based easing over the summer months, as central banks moved to facilitate global growth. By August, the U.S Federal Reserve’s (“Fed”) move to cut rates, together with President Trump’s surprise tariff proposal and weakening U.S. Manufacturing Purchasing Managers Index (“PMI”) numbers, led to an increasingly risk-off sentiment, but despite volatility under the surface, the labor market remained tight, consumer confidence was strong, and corporate profits were sound. The market again rebounded in September, accompanied by a dramatic rotation from growth into value, and posted solid gains through the fourth quarter. Corporate profits have remained robust, with buybacks acting as a tailwind. In December, the U.S. and China reached agreement on a “Phase One Trade Deal”, easing concern surrounding the most extreme trade war scenarios.

Global fixed income markets had a solid year of returns as interest rates globally fell due to dovish central bank policies. After raising the Federal Funds Rate 25 basis points (“bps”) on nine separate occasions since 2015, the Fed reversed direction and made three 25 bps reductions in 2019, ending the year at a target range of 1.50-1.75%. High yield bonds benefited from both a fall in yields and a robust equity market, achieving double-digit returns in 2019.

PERFORMANCE

For the year ended December 31, 2019, Transamerica JPMorgan Tactical Allocation VP, Initial Class returned 12.18%. By comparison, its primary, secondary, and additional benchmarks, the Bloomberg Barclays US Aggregate Bond Index, the Russell 3000® Index and the Transamerica JPMorgan Tactical Allocation VP Blended Benchmark, returned 8.72%, 31.02% and 13.55% respectively.

STRATEGY REVIEW

Underperformance versus the blended benchmark was driven by security selection and tactical asset allocation decisions during the 12-month period ended December 31, 2019. We began the year with an underweight to both equities and credit which led us to miss some of the sharp rally in the first quarter. Our positioning remained cautious through the third quarter on the basis of weaker earnings versus 2018 and escalating trade tensions.

We successfully shifted to a more bullish position early in the fourth quarter on the heels of a strong earnings season, de-escalating trade tensions with China, and a backdrop where global PMIs were stabilizing while value stocks and depressed cyclicals were beginning to catch a bid. During the fourth quarter we increased our allocation to equities and emerging markets equity which were positive drivers of performance going into year end.

Underlying manager performance detracted from performance over the period. Performance was led by J.P. Morgan Intrepid America and J.P. Morgan EAFE Research Enhanced Index 200. Though overall security selection was negative, some strategies did significantly outperform their respective benchmarks, such as J.P. Morgan Growth Advantage.

During the fiscal year, the Portfolio used derivatives. These positions added to performance.

Michael Feser, CFA

Morgan Moriarty, CFA

John Speer

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	22.5%
U.S. Government Agency Obligations	18.7
Corporate Debt Securities	15.1
U.S. Government Obligations	14.5
Asset-Backed Securities	14.2
Mortgage-Backed Securities	7.0
Repurchase Agreement	3.0
Investment Company	2.9
Other Investment Company	1.4
Foreign Government Obligations	0.5
International Equity Fund	0.2
Preferred Stocks	0.1
Municipal Government Obligations	0.1
Contingent Value Right	0.0
Net Other Assets (Liabilities) ^	(0.2)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	12.18%	4.32%	4.47%	03/01/1994
Bloomberg Barclays US Aggregate Bond Index (A)	8.72%	3.05%	3.75%
Russell 3000® Index (B)	31.02%	11.24%	13.42%
Transamerica JPMorgan Tactical Allocation VP Blended Benchmark (A) (C) (D)	13.55%	4.81%	5.83%
Service Class	11.91%	4.06%	4.22%	05/01/2003

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(C) The Transamerica JPMorgan Tactical Allocation VP Blended Benchmark is composed of the following benchmarks: 75% Bloomberg Barclays US Aggregate Bond Index and 25% MSCI World Index.

(D) The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Tactical Asset Allocation is a portfolio strategy that attempts to take advantage of market highs and lows. The selection of a Tactical Asset Allocation portfolio will not guarantee a profit nor protect against a loss.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2019, and held for the entire six-month period until December 31, 2019.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,034.30	$3.95	$1,021.30	$3.92	0.77%
Service Class	1,000.00	1,033.20	5.23	1,020.10	5.19	1.02

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS

At December 31, 2019

	Principal	Value
ASSET-BACKED SECURITIES - 14.2%
Cayman Islands - 0.2%
Colony American Finance, Ltd. Series 2016-2, Class A, 2.55%, 11/15/2048 (A)	$ 205,510	$ 205,174
Goodgreen Trust
Series 2017-2A, Class A,
3.26%, 10/15/2053 (A)	689,434	699,240
Series 2019-2A, Class A,
2.76%, 10/15/2054 (A)	927,655	919,701
Hero Funding Trust Series 2017-3A, Class A2, 3.95%, 09/20/2048 (A)	599,599	612,425
Renew Series 2017-1A, Class A, 3.67%, 09/20/2052 (A)	184,911	189,713

		2,626,253

United States - 14.0%
Aames Mortgage Investment Trust Series 2005-3, Class M1, 1-Month LIBOR + 0.80%, 2.59% (B), 08/25/2035 (A)	197,817	197,935
Academic Loan Funding Trust Series 2013-1A, Class A, 1-Month LIBOR + 0.80%, 2.59% (B), 12/26/2044 (A)	156,810	154,458
ACC Trust
Series 2019-2, Class A,
2.82%, 02/21/2023 (A)	2,558,077	2,562,322
Series 2019-2, Class B,
3.63%, 08/21/2023 (A)	1,200,000	1,204,599
Accredited Mortgage Loan Trust Series 2005-4, Class A2D, 1-Month LIBOR + 0.32%, 2.11% (B), 12/25/2035	83,280	83,144
ACE Securities Corp. Home Equity Loan Trust
Series 2002-HE3, Class M1,
1-Month LIBOR + 1.80%, 3.59% (B), 10/25/2032	198,858	200,845
Series 2003-HE1, Class M1,
1-Month LIBOR + 0.98%, 2.77% (B), 11/25/2033	564,720	560,130
Series 2004-HE4, Class M2,
1-Month LIBOR + 0.98%, 2.77% (B), 12/25/2034	221,940	220,093
American Credit Acceptance Receivables Trust
Series 2016-3, Class C,
4.26%, 08/12/2022 (A)	175,423	176,018
Series 2016-4, Class C,
2.91%, 02/13/2023 (A)	8,553	8,554
Series 2018-3, Class E,
5.17%, 10/15/2024 (A)	800,000	824,196
Series 2018-4, Class C,
3.97%, 01/13/2025 (A)	1,245,000	1,261,141
Series 2019-4, Class B,
2.43%, 10/12/2023 (A)	530,000	529,755
Series 2019-4, Class C,
2.69%, 12/12/2025 (A)	1,450,000	1,449,518

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
American Credit Acceptance Receivables Trust (continued)
Series 2019-4, Class D,
2.97%, 12/12/2025 (A)	$ 1,520,000	$ 1,518,448
Series 2019-4, Class E,
3.85%, 12/12/2025 (A)	400,000	399,376
American Homes 4 Rent Trust
Series 2014-SFR2, Class E,
6.23%, 10/17/2036 (A)	150,000	166,801
Series 2014-SFR3, Class E,
6.42%, 12/17/2036 (A)	175,000	196,580
Series 2015-SFR1, Class A,
3.47%, 04/17/2052 (A)	228,687	235,589
Series 2015-SFR1, Class E,
5.64%, 04/17/2052 (A)	292,500	314,899
Series 2015-SFR2, Class D,
5.04%, 10/17/2052 (A)	700,000	752,768
Series 2015-SFR2, Class E,
6.07%, 10/17/2052 (A)	400,000	440,712
American Tower Trust #1 Series 2013-2A, Class 2A, 3.07%, 03/15/2048 (A)	450,000	455,899
AmeriCredit Automobile Receivables Trust
Series 2016-4, Class B,
1.83%, 12/08/2021	310,941	310,852
Series 2017-1, Class B,
2.30%, 02/18/2022	235,000	235,166
Series 2017-1, Class C,
2.71%, 08/18/2022	127,000	127,767
Series 2017-1, Class D,
3.13%, 01/18/2023	284,000	287,275
Series 2019-2, Class D,
2.99%, 06/18/2025	2,500,000	2,527,460
Asset-Backed Securities Corp. Home Equity Loan Trust
Series 2003-HE6, Class M1,
1-Month LIBOR + 0.98%, 2.77% (B), 11/25/2033	403,717	400,547
Series 2003-HE6, Class M2,
1-Month LIBOR + 2.48%, 4.27% (B), 11/25/2033	513,539	520,911
Series 2003-HE6, Class M3,
1-Month LIBOR + 3.00%, 4.79% (B), 11/25/2033	365,129	373,968
Series 2004-HE1, Class M1,
1-Month LIBOR + 1.05%, 2.79% (B), 01/15/2034	402,249	401,013
Series 2004-HE3, Class M2,
1-Month LIBOR + 1.68%, 3.47% (B), 06/25/2034	731,710	730,842
B2R Mortgage Trust Series 2015-2, Class A, 3.34%, 11/15/2048 (A)	252,429	253,154
Bayview Financial Acquisition Trust Series 2004-C, Class M3, 1-Month LIBOR + 1.95%, 3.75% (B), 05/28/2044	368,626	370,582

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
Bear Stearns Asset-Backed Securities I Trust
Series 2004-FR2, Class M3,
1-Month LIBOR + 1.80%, 3.59% (B), 06/25/2034	$ 84,975	$ 85,264
Series 2004-HE6, Class M2,
1-Month LIBOR + 1.88%, 3.67% (B), 08/25/2034	326,511	326,361
Bear Stearns Asset-Backed Securities Trust Series 2003-2, Class M1, 1-Month LIBOR + 1.80%, 3.59% (B), 03/25/2043	431,914	433,900
Business Jet Securities LLC
Series 2018-1, Class A,
4.34%, 02/15/2033 (A)	1,207,271	1,220,626
Series 2018-2, Class A,
4.45%, 06/15/2033 (A)	1,316,653	1,336,402
Series 2019-1, Class A,
4.21%, 07/15/2034 (A)	1,691,211	1,736,063
BXG Receivables Note Trust Series 2012-A, Class A, 2.66%, 12/02/2027 (A)	9,934	9,933
Camillo Trust Series 2016-SFR1, 5.00%, 12/05/2023 (C) (D) (E)	997,829	995,647
Capital Auto Receivables Asset Trust Series 2018-1, Class A3, 2.79%, 01/20/2022 (A)	1,131,891	1,134,481
CarMax Auto Owner Trust
Series 2016-3, Class C,
2.20%, 06/15/2022	850,000	849,655
Series 2017-3, Class D,
3.46%, 10/16/2023	906,000	917,834
Carnow Auto Receivables Trust Series 2017-1A, Class A, 2.92%, 09/15/2022 (A)	7,660	7,660
Carrington Mortgage Loan Trust Series 2005-NC3, Class M2, 1-Month LIBOR + 0.46%, 2.25% (B), 06/25/2035	105,222	105,951
Carvana Auto Receivables Trust Series 2019-3A, Class D, 3.04%, 04/15/2025 (A)	1,850,000	1,844,833
Centex Home Equity Loan Trust Series 2004-A, Class M1, 1-Month LIBOR + 0.60%, 2.39% (B), 01/25/2034	816,149	806,303
Chase Funding Trust
Series 2003-2, Class 2A2,
1-Month LIBOR + 0.56%, 2.35% (B), 02/25/2033	258,024	249,819
Series 2003-5, Class 2A2,
1-Month LIBOR + 0.60%, 2.39% (B), 07/25/2033	576,894	564,736
CHEC Loan Trust Series 2004-1, Class M2, 1-Month LIBOR + 0.98%, 2.77% (B), 07/25/2034 (A)	223,104	218,732

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
CIG Auto Receivables Trust Series 2017-1A, Class A, 2.71%, 05/15/2023 (A)	$ 67,121	$ 67,195
CLUB Credit Trust Series 2017-P2, Class A, 2.61%, 01/15/2024 (A)	11,708	11,709
COOF Securitization Trust, Ltd., Interest Only STRIPS Series 2014-1, Class A, 2.83% (B), 06/25/2040 (A)	134,523	12,104
Corevest American Finance Trust
Series 2019-1, Class B,
3.88%, 03/15/2052 (A)	875,000	916,787
Series 2019-3, Class A,
2.71%, 10/15/2052 (A)	1,003,752	1,003,269
Series 2019-3, Class B,
3.16%, 10/15/2052 (A)	1,500,000	1,490,822
Countrywide Partnership Trust Series 2004-EC1, Class M2, 1-Month LIBOR + 0.95%, 2.74% (B), 01/25/2035	266,499	267,216
CPS Auto Receivables Trust
Series 2014-D, Class C,
4.35%, 11/16/2020 (A)	10,737	10,745
Series 2015-A, Class C,
4.00%, 02/16/2021 (A)	30,016	30,073
Series 2016-C, Class C,
3.27%, 06/15/2022 (A)	144,565	144,693
Series 2017-C, Class C,
2.86%, 06/15/2023 (A)	1,015,382	1,016,366
Series 2017-C, Class D,
3.79%, 06/15/2023 (A)	791,000	802,352
Credit Acceptance Auto Loan Trust
Series 2017-1A, Class A,
2.56%, 10/15/2025 (A)	10,594	10,595
Series 2017-1A, Class B,
3.04%, 12/15/2025 (A)	250,000	250,461
Series 2017-1A, Class C,
3.48%, 02/17/2026 (A)	250,000	251,123
Series 2017-2A, Class B,
3.02%, 04/15/2026 (A)	1,380,000	1,386,721
Series 2017-2A, Class C,
3.35%, 06/15/2026 (A)	250,000	251,773
Series 2018-1A, Class A,
3.01%, 02/16/2027 (A)	559,000	561,084
Credit-Based Asset Servicing & Securitization LLC
Series 2003-CB6, Class M1,
1-Month LIBOR + 1.05%, 2.84% (B), 12/25/2033	660,368	656,984
Series 2004-CB2, Class M1,
1-Month LIBOR + 0.78%, 2.57% (B), 07/25/2033	725,871	713,870
CSMA SFR Holdings LLC Series 2019-1, Class A, 2.00%, 04/25/2023	1,374,085	1,374,085

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
CWABS, Inc. Asset-Backed Certificates Trust Series 2004-6, Class M5, 1-Month LIBOR + 1.91%, 3.70% (B), 08/25/2034	$ 238,199	$ 238,412
Diamond Resorts Owner Trust
Series 2017-1A, Class A,
3.27%, 10/22/2029 (A)	266,241	268,869
Series 2018-1, Class A,
3.70%, 01/21/2031 (A)	559,283	572,410
Drive Auto Receivables Trust
Series 2015-DA, Class D,
4.59%, 01/17/2023 (A)	161,676	161,808
Series 2016-CA, Class D,
4.18%, 03/15/2024 (A)	570,028	576,907
Series 2017-1, Class C,
2.84%, 04/15/2022	19,713	19,717
Series 2017-1, Class D,
3.84%, 03/15/2023	1,130,000	1,141,482
Series 2017-2, Class C,
2.75%, 09/15/2023	77,407	77,411
Series 2017-3, Class D,
3.53%, 12/15/2023 (A)	1,500,000	1,513,802
Series 2017-AA, Class C,
2.98%, 01/18/2022 (A)	16,434	16,438
Series 2017-AA, Class D,
4.16%, 05/15/2024 (A)	346,000	350,716
Series 2018-3, Class C,
3.72%, 09/16/2024	545,000	549,653
Series 2018-4, Class C,
3.66%, 11/15/2024	1,259,000	1,270,748
Series 2019-1, Class D,
4.09%, 06/15/2026	2,985,000	3,073,427
Series 2019-4, Class C,
2.51%, 11/17/2025	4,200,000	4,204,070
Series 2019-4, Class D,
2.70%, 02/16/2027	5,000,000	4,964,405
DT Asset Trust Series 2017, Class B, 5.84%, 12/16/2022	600,000	600,490
DT Auto Owner Trust
Series 2016-4A, Class D,
3.77%, 10/17/2022 (A)	180,538	181,367
Series 2017-1A, Class D,
3.55%, 11/15/2022 (A)	248,717	250,073
Series 2017-3A, Class D,
3.58%, 05/15/2023 (A)	302,000	303,795
Series 2017-4A, Class E,
5.15%, 11/15/2024 (A)	1,890,000	1,947,392
Series 2019-4A, Class C,
2.73%, 07/15/2025 (A)	2,500,000	2,496,673
Series 2019-4A, Class D,
2.85%, 07/15/2025 (A)	2,500,000	2,501,579
Engs Commercial Finance Trust Series 2016-1A, Class A2, 2.63%, 02/22/2022 (A)	27,534	27,548
Exeter Automobile Receivables Trust
Series 2016-1A, Class C,
5.52%, 10/15/2021 (A)	94,119	94,406

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
Exeter Automobile Receivables Trust (continued)
Series 2016-3A, Class B,
2.84%, 08/16/2021 (A)	$ 3,193	$ 3,194
Series 2017-1A, Class C,
3.95%, 12/15/2022 (A)	165,000	166,433
Series 2017-3A, Class C,
3.68%, 07/17/2023 (A)	910,000	924,041
Series 2018-3A, Class E,
5.43%, 08/15/2024 (A)	1,560,000	1,627,302
Series 2018-4A, Class B,
3.64%, 11/15/2022 (A)	509,000	511,440
Series 2019-1A, Class E,
5.20%, 01/15/2026 (A)	1,310,000	1,360,154
Series 2019-4A, Class C,
2.44%, 09/16/2024 (A)	4,390,000	4,368,639
Series 2019-4A, Class D,
2.58%, 09/15/2025 (A)	4,920,000	4,874,083
Series 2019-4A, Class E,
3.56%, 10/15/2026 (A)	2,450,000	2,418,994
First Franklin Mortgage Loan Trust Series 2006-FF2, Class A4, 1-Month LIBOR + 0.20%, 1.99% (B), 02/25/2036	11,113	11,112
First Investors Auto Owner Trust
Series 2017-2A, Class B,
2.65%, 11/15/2022 (A)	667,000	668,233
Series 2017-2A, Class C,
3.00%, 08/15/2023 (A)	1,500,000	1,506,014
Series 2017-3A, Class A2,
2.41%, 12/15/2022 (A)	525,591	525,840
Flagship Credit Auto Trust
Series 2015-3, Class C,
4.65%, 03/15/2022 (A)	125,204	126,199
Series 2016-1, Class C,
6.22%, 06/15/2022 (A)	600,000	615,598
Series 2016-2, Class D,
8.56%, 11/15/2023 (A)	700,000	743,410
Series 2016-4, Class C,
2.71%, 11/15/2022 (A)	423,000	423,436
Series 2019-1, Class D,
4.08%, 02/18/2025 (A)	2,000,000	2,065,644
Series 2019-4, Class B,
2.53%, 11/17/2025 (A)	1,330,000	1,328,596
Series 2019-4, Class C,
2.77%, 12/15/2025 (A)	1,120,000	1,118,926
Series 2019-4, Class D,
3.12%, 01/15/2026 (A)	1,675,000	1,672,410
Fort Cre LLC Series 2018-1A, Class C, 1-Month LIBOR + 2.83%, 4.62% (B), 11/16/2035 (A)	2,075,000	2,074,783
Foundation Finance Trust Series 2019-1A, Class A, 3.86%, 11/15/2034 (A)	565,652	574,027
FREED ABS Trust
Series 2019-2, Class A,
2.62%, 11/18/2026 (A)	2,066,326	2,066,315

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
FREED ABS Trust (continued)
Series 2019-2, Class B,
3.19%, 11/18/2026 (A)	$ 2,950,000	$ 2,942,331
Freedom Financial Trust
Series 2018-1, Class A,
3.61%, 07/18/2024 (A)	210,024	210,938
Series 2018-2, Class A,
3.99%, 10/20/2025 (A)	544,536	548,290
FTF Funding II LLC Series 2019-1, Class A, Zero Coupon, 08/15/2020	1,638,546	1,639,103
GLS Auto Receivables Issuer Trust Series 2019-3A, Class C, 2.96%, 05/15/2025 (A)	2,030,000	2,033,910
GLS Auto Receivables Trust Series 2017-1A, Class B, 2.98%, 12/15/2021 (A)	451,748	452,916
GMAT Trust Series 2013-1A, Class A, 6.97% (B), 11/25/2043 (A)	2,476	2,475
Gold Key Resorts LLC Series 2014-A, Class A, 3.22%, 03/17/2031 (A)	59,716	59,748
Golden Bear LLC Series 2016-R, Class R, 5.65%, 09/20/2047 (A)	175,892	176,817
Goodgreen Trust
Series 2017, Class R1,
5.00%, 10/20/2051	1,114,240	1,099,321
Series 2017-1A, Class A,
3.74%, 10/15/2052 (A)	140,866	145,193
Hero Funding Trust
Series 2016-3A, Class A1,
3.08%, 09/20/2042 (A)	158,292	158,968
Series 2017-1A, Class A2,
4.46%, 09/20/2047 (A)	449,997	469,732
Hilton Grand Vacations Trust Series 2017-AA, Class A, 2.66%, 12/26/2028 (A)	127,472	127,993
Home Equity Asset Trust
Series 2003-3, Class M1,
1-Month LIBOR + 1.29%, 3.08% (B), 08/25/2033	681,889	681,782
Series 2004-3, Class M1,
1-Month LIBOR + 0.86%, 2.65% (B), 08/25/2034	608,915	605,520
Home Equity Mortgage Loan Asset-Backed Trust
Series 2004-B, Class M8,
1-Month LIBOR + 3.30%, 4.71% (B), 11/25/2034	164,819	163,344
Series 2004-C, Class M1,
1-Month LIBOR + 0.84%, 2.63% (B), 03/25/2035	704,131	701,951
Kabbage Funding LLC
Series 2019-1, Class A,
3.83%, 03/15/2024 (A)	2,463,000	2,490,185
Series 2019-1, Class B,
4.07%, 03/15/2024 (A)	1,240,000	1,252,205

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
KGS-Alpha SBA COOF Trust, Interest Only STRIPS
Series 2012-2, Class A,
0.83% (B), 08/25/2038 (A)	$ 568,765	$ 12,462
Series 2013-2, Class A,
1.70% (B), 03/25/2039 (A)	560,151	23,724
Series 2014-2, Class A,
2.92% (B), 04/25/2040 (A)	257,675	20,830
Lendingpoint Asset Securitization Trust Series 2019-2, Class A, 3.07%, 11/10/2025 (A)	2,013,222	2,012,595
LL ABS Trust Series 2019-1A, Class A, 2.87%, 03/15/2027 (A)	1,075,000	1,074,922
Long Beach Mortgage Loan Trust
Series 2004-3, Class M2,
1-Month LIBOR + 0.90%, 2.69% (B), 07/25/2034	628,408	624,222
Series 2004-3, Class M4,
1-Month LIBOR + 1.61%, 3.40% (B), 07/25/2034	196,496	196,631
Series 2004-4, Class M1,
1-Month LIBOR + 0.90%, 2.69% (B), 10/25/2034	537,707	536,707
LV Tower 52 Series 2013-1, Class A, 5.75%, 07/15/2019 (A)	684,409	687,831
Master Asset-Backed Securities Trust
Series 2004-OPT2, Class M1,
1-Month LIBOR + 0.90%, 2.69% (B), 09/25/2034	104,524	103,161
Series 2005-NC1, Class M2,
1-Month LIBOR + 0.75%, 2.54% (B), 12/25/2034	92,496	91,105
Meritage Mortgage Loan Trust Series 2003-1, Class M2, 1-Month LIBOR + 2.33%, 4.12% (B), 11/25/2033	343,833	342,688
Morgan Stanley ABS Capital I, Inc. Trust
Series 2004-HE8, Class M1,
1-Month LIBOR + 0.96%, 2.75% (B), 09/25/2034	755,926	756,529
Series 2004-NC2, Class M1,
1-Month LIBOR + 0.83%, 2.62% (B), 12/25/2033	232,057	231,589
Series 2004-NC7, Class M2,
1-Month LIBOR + 0.93%, 2.72% (B), 07/25/2034	145,224	144,310
Series 2004-NC8, Class M4,
1-Month LIBOR + 1.50%, 3.29% (B), 09/25/2034	479,403	477,461
Series 2004-NC8, Class M5,
1-Month LIBOR + 1.65%, 3.44% (B), 09/25/2034	359,567	359,096
Morgan Stanley Dean Witter Capital I, Inc. Trust Series 2002-AM3, Class A3, 1-Month LIBOR + 0.98%, 2.77% (B), 02/25/2033	621,662	611,065

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
MVW LLC Series 2019-2A, Class B, 2.44%, 10/20/2038 (A)	$ 1,766,956	$ 1,754,003
New Century Home Equity Loan Trust
Series 2004-2, Class M3,
1-Month LIBOR + 1.01%, 2.80% (B), 08/25/2034	398,272	397,487
Series 2004-2, Class M5,
1-Month LIBOR + 2.03%, 3.82% (B), 08/25/2034	238,970	239,387
Series 2004-4, Class M1,
1-Month LIBOR + 0.77%, 2.56% (B), 02/25/2035	752,565	744,380
Nissan Auto Receivables Owner Trust Series 2017-C, Class A3, 2.12%, 04/18/2022	549,151	549,711
NovaStar Mortgage Funding Trust Series 2003-3, Class M1, 1-Month LIBOR + 1.13%, 2.92% (B), 12/25/2033	180,900	180,665
OnDeck Asset Securitization Trust LLC Series 2018-1A, Class A, 3.50%, 04/18/2022 (A)	312,000	312,273
OneMain Direct Auto Receivables Trust Series 2017-2A, Class C, 2.82%, 07/15/2024 (A)	1,315,000	1,317,905
OneMain Financial Issuance Trust Series 2016-1A, Class A, 3.66%, 02/20/2029 (A)	78,239	78,395
Oportun Funding IX LLC Series 2018-B, Class A, 3.91%, 07/08/2024 (A)	1,456,000	1,474,129
Oportun Funding VI LLC
Series 2017-A, Class A,
3.23%, 06/08/2023 (A)	357,000	357,035
Series 2017-A, Class B,
3.97% (B), 06/08/2023 (A)	1,000,000	1,000,595
Oportun Funding VII LLC Series 2017-B, Class A, 3.22%, 10/10/2023 (A)	308,000	308,552
Oportun Funding VIII LLC Series 2018-A, Class A, 3.61%, 03/08/2024 (A)	655,000	660,758
Option One Mortgage Acceptance Corp. Asset-Backed Certificates Series 2003-6, Class A2, 1-Month LIBOR + 0.66%, 2.45% (B), 11/25/2033	427,161	419,437
Option One Mortgage Loan Trust Series 2004-1, Class M2, 1-Month LIBOR + 1.65%, 3.44% (B), 01/25/2034	529,761	522,335
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-WCH1, Class M4, 1-Month LIBOR + 1.25%, 3.04% (B), 01/25/2036	500,000	502,244

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
Pretium Mortgage Credit Partners I LLC
Series 2018-NPL4, Class A1,
4.83% (B), 09/25/2058 (A)	$ 535,827	$ 538,420
Series 2018-NPL4, Class A2,
6.05% (B), 09/25/2058 (A)	1,000,000	1,003,412
Series 2019-NPL2, Class A1,
3.84% (B), 12/25/2058 (A)	594,749	595,876
Progress Residential Trust
Series 2015-SFR3, Class A,
3.07%, 11/12/2032 (A)	1,656,093	1,654,006
Series 2015-SFR3, Class D,
4.67%, 11/12/2032 (A)	250,000	249,722
Series 2015-SFR3, Class E,
5.66%, 11/12/2032 (A)	200,000	199,808
Series 2017-SFR1, Class A,
2.77%, 08/17/2034 (A)	167,387	167,584
Series 2017-SFR1, Class C,
3.32%, 08/17/2034 (A)	2,000,000	2,008,021
Series 2018-SFR2, Class A,
3.71%, 08/17/2035 (A)	2,400,000	2,434,518
Series 2018-SFR2, Class E,
4.66%, 08/17/2035 (A)	771,000	787,956
PRPM LLC
Series 2019-2A, Class A1,
3.97% (B), 04/25/2024 (A)	532,179	533,504
Series 2019-4A, Class A1,
3.35% (B), 11/25/2024 (A)	594,796	594,963
Purchasing Power Funding LLC Series 2018-A, Class A, 3.34%, 08/15/2022 (A)	2,090,000	2,093,070
RAMP Trust
Series 2005-RS6, Class M4,
1-Month LIBOR + 0.98%, 2.77% (B), 06/25/2035	1,250,000	1,249,343
Series 2006-RZ3, Class M1,
1-Month LIBOR + 0.35%, 2.14% (B), 08/25/2036	1,100,000	1,073,309
RASC Trust
Series 2005-EMX1, Class M1,
1-Month LIBOR + 0.65%, 2.44% (B), 03/25/2035	386,155	386,096
Series 2005-KS9, Class M3,
1-Month LIBOR + 0.46%, 2.25% (B), 10/25/2035	358,515	358,924
Regional Management Issuance Trust Series 2019-1, Class B, 3.43%, 11/15/2028 (A)	1,600,000	1,596,675
Renaissance Home Equity Loan Trust Series 2003-2, Class A, 1-Month LIBOR + 0.88%, 2.67% (B), 08/25/2033	676,581	675,433
Rice Park Financing Trust Series 2016-A, Class A, 4.63%, 10/31/2041 (A)	618,850	632,991
Santander Drive Auto Receivables Trust Series 2015-5, Class E, 4.67%, 02/15/2023 (A)	1,560,000	1,564,327

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
Santander Retail Auto Lease Trust Series 2018-A, Class A3, 2.93%, 05/20/2021 (A)	$ 791,287	$ 793,460
SART 4.75%, 06/15/2025	1,601,362	1,633,389
Securitized Asset-Backed Receivables LLC Trust
Series 2004-NC1, Class M2,
1-Month LIBOR + 1.73%, 3.52% (B), 02/25/2034	264,586	263,909
Series 2004-OP2, Class M1,
1-Month LIBOR + 0.98%, 2.77% (B), 08/25/2034	463,319	461,198
SFR Holdco LLC Series 2019-STL, Class A, 7.25%, 10/11/2026 (C) (D)	1,000,000	1,000,000
Sofi Consumer Loan Program LLC Series 2016-2A, Class A, 3.09%, 10/27/2025 (A)	38,158	38,249
Soundview Home Loan Trust Series 2005-OPT1, Class M2, 1-Month LIBOR + 0.68%, 2.47% (B), 06/25/2035	640,529	638,347
Specialty Underwriting & Residential Finance Trust Series 2003-BC4, Class M1, 1-Month LIBOR + 0.90%, 2.69% (B), 11/25/2034	498,378	492,395
Structured Asset Investment Loan Trust
Series 2003-BC12, Class M1,
1-Month LIBOR + 0.98%, 2.77% (B), 11/25/2033	95,358	92,994
Series 2004-6, Class M2,
1-Month LIBOR + 1.95%, 3.74% (B), 07/25/2034	28,347	27,727
Structured Asset Securities Corp. Mortgage Loan Trust Series 2006-BC6, Class A4, 1-Month LIBOR + 0.17%, 1.96% (B), 01/25/2037	268,807	264,867
Synchrony Card Funding LLC Series 2019-A1, Class A, 2.95%, 03/15/2025	2,027,000	2,067,066
Synchrony Card Issuance Trust Series 2018-A1, Class A1, 3.38%, 09/15/2024	1,000,000	1,022,368
Tricolor Auto Securitization Trust Series 2018-1A, Class A, 5.05%, 12/15/2020 (A)	314,905	316,995
Tricon American Homes Trust Series 2016-SFR1, Class A, 2.59%, 11/17/2033 (A)	342,044	341,410
United Auto Credit Securitization Trust
Series 2018-2, Class B,
3.56%, 08/10/2022 (A)	853,002	854,003
Series 2018-2, Class C,
3.78%, 05/10/2023 (A)	1,075,000	1,080,091

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
Upgrade Receivables Trust Series 2018-1A, Class A, 3.76%, 11/15/2024 (A)	$ 122,292	$ 122,560
US Auto Funding LLC Series 2018-1A, Class A, 5.50%, 07/15/2023 (A)	636,780	648,968
Vericrest Opportunity Loan Trust
Series 2019-NPL2, Class A1,
3.97% (B), 02/25/2049 (A)	840,547	842,927
Series 2019-NPL3, Class A1,
3.97% (B), 03/25/2049 (A)	430,173	432,381
Series 2019-NPL3, Class A2,
6.17% (B), 03/25/2049 (A)	1,100,000	1,108,582
Series 2019-NPL7, Class A1A,
3.18% (B), 10/25/2049 (A)	2,801,107	2,790,324
Series 2019-NPL8, Class A1A,
3.28% (B), 11/25/2049 (A)	1,201,102	1,198,197
Series 2019-NPL8, Class A1B,
4.09% (B), 11/25/2049 (A)	1,560,000	1,557,191
Verizon Owner Trust Series 2017-3A, Class A1A, 2.06%, 04/20/2022 (A)	800,270	800,533
VM Debt Trust 7.50%, 06/15/2024	1,200,000	1,200,000
VOLT LXIV LLC Series 2017-NP11, Class A1, 3.38% (B), 10/25/2047 (A)	545,350	545,682
VOLT LXXII LLC Series 2018-NPL8, Class A1A, 4.21% (B), 10/26/2048 (A)	1,472,349	1,470,866
VOLT LXXV LLC Series 2019-NPL1, Class A1A, 4.34% (B), 01/25/2049 (A)	1,750,765	1,761,200
VOLT LXXX LLC Series 2019-NPL6, Class A1B, 4.09% (B), 10/25/2049 (A)	1,600,000	1,601,820
VOLT LXXXIII LLC Series 2019-NPL9, Class A1A, 3.33% (B), 11/26/2049 (A)	1,394,996	1,394,308
VSE Voi Mortgage LLC Series 2018-A, Class A, 3.56%, 02/20/2036 (A)	406,110	419,114
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates Series 2004-1, Class 1A, 1-Month LIBOR + 0.30%, 2.09% (B), 04/25/2034	635,582	622,154
Westgate Resorts LLC Series 2017-1A, Class A, 3.05%, 12/20/2030 (A)	184,935	185,653
Westlake Automobile Receivables Trust
Series 2017-1A, Class C,
2.70%, 10/17/2022 (A)	42,610	42,634
Series 2017-2A, Class C,
2.59%, 12/15/2022 (A)	985,516	986,593
Series 2019-3A, Class C,
2.49%, 10/15/2024 (A)	620,000	619,795

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
Westlake Automobile Receivables Trust (continued)
Series 2019-3A, Class D,
2.72%, 11/15/2024 (A)	$ 490,000	$ 489,246
Series 2019-3A, Class E,
3.59%, 03/17/2025 (A)	1,700,000	1,702,298
Series 2019-3A, Class F,
4.72%, 04/15/2026 (A)	1,000,000	997,708
World Financial Network Credit Card Master Trust Series 2019-A, Class A, 3.14%, 12/15/2025	935,000	955,104

		195,077,170

Total Asset-Backed Securities (Cost $195,969,996)		197,703,423

CORPORATE DEBT SECURITIES - 15.1%
Australia - 0.4%
APT Pipelines, Ltd. 4.25%, 07/15/2027 (A)	216,000	232,583
Australia & New Zealand Banking Group, Ltd. 4.40%, 05/19/2026 (A)	200,000	213,233
Commonwealth Bank of Australia
2.50%, 09/18/2022 (A)	300,000	303,995
2.85%, 05/18/2026 (A)	250,000	254,904
3.45%, 03/16/2023 (A)	250,000	260,567
4.50%, 12/09/2025 (A)	200,000	216,296
GAIF Bond Issuer Pty, Ltd. 3.40%, 09/30/2026 (A)	184,000	186,581
Macquarie Bank, Ltd. 4.00%, 07/29/2025 (A)	150,000	160,599
Macquarie Group, Ltd.
Fixed until 11/28/2027, 3.76% (B), 11/28/2028 (A)	475,000	496,366
Fixed until 01/15/2029, 5.03% (B), 01/15/2030 (A)	960,000	1,094,754
6.00%, 01/14/2020 (A)	360,000	360,433
6.25%, 01/14/2021 (A)	80,000	83,309
National Australia Bank, Ltd.
3.38%, 01/14/2026	500,000	525,107
Fixed until 08/02/2029, 3.93% (B), 08/02/2034 (A)	390,000	405,364
Scentre Group Trust 1 / Scentre Group Trust 2 3.50%, 02/12/2025 (A)	300,000	311,404
Westpac Banking Corp.
2.85%, 05/13/2026	250,000	256,122
Fixed until 11/23/2026, 4.32% (B), 11/23/2031, MTN	330,000	349,455
4.42%, 07/24/2039	225,000	247,520

		5,958,592

Bermuda - 0.0% (F)
Aircastle, Ltd. 4.40%, 09/25/2023	245,000	259,051

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Canada - 0.6%
Air Canada Pass-Through Trust
3.30%, 07/15/2031 (A)	$ 165,091	$ 168,289
3.55%, 07/15/2031 (A)	757,142	766,881
3.75%, 06/15/2029 (A)	1,246,838	1,321,768
4.13%, 11/15/2026 (A)	187,025	198,820
Bank of Montreal Fixed until 12/15/2027, 3.80% (B), 12/15/2032	117,000	122,025
Barrick Gold Corp. 6.45%, 10/15/2035	100,000	128,593
Brookfield Finance, Inc.
3.90%, 01/25/2028	118,000	126,564
4.70%, 09/20/2047	147,000	169,081
4.85%, 03/29/2029	370,000	423,692
Canadian Natural Resources, Ltd.
3.80%, 04/15/2024	100,000	105,672
5.85%, 02/01/2035	150,000	184,759
6.45%, 06/30/2033	110,000	140,688
7.20%, 01/15/2032	50,000	66,850
Canadian Pacific Railway Co.
2.90%, 02/01/2025	173,000	177,694
6.13%, 09/15/2115	17,000	24,970
Cenovus Energy, Inc. 6.75%, 11/15/2039	239,000	304,502
Enbridge, Inc.
3.70%, 07/15/2027	54,000	57,199
4.50%, 06/10/2044	100,000	110,268
Fixed until 03/01/2028, 6.25% (B), 03/01/2078	160,000	173,534
Encana Corp.
7.20%, 11/01/2031	100,000	122,353
8.13%, 09/15/2030	100,000	128,962
Fortis, Inc. 3.06%, 10/04/2026	298,000	304,385
Hydro-Quebec
8.40%, 01/15/2022	40,000	45,086
9.40%, 02/01/2021	220,000	237,618
Manulife Financial Corp. Fixed until 02/24/2027, 4.06% (B), 02/24/2032	400,000	415,004
Nutrien, Ltd.
4.13%, 03/15/2035	200,000	209,265
4.20%, 04/01/2029	65,000	71,623
5.00%, 04/01/2049	95,000	113,301
Ontario Teachers’ Cadillac Fairview Properties Trust
3.13%, 03/20/2022 (A)	200,000	204,042
3.88%, 03/20/2027 (A)	201,000	215,116
Rogers Communications, Inc. 4.35%, 05/01/2049	235,000	263,104
Royal Bank of Canada 4.65%, 01/27/2026, MTN	103,000	114,260
Suncor Energy, Inc.
5.35%, 07/15/2033	50,000	61,608
5.95%, 12/01/2034	300,000	391,762
7.88%, 06/15/2026	86,000	110,005
TransCanada PipeLines, Ltd.
2.50%, 08/01/2022	30,000	30,321
3.75%, 10/16/2023	35,000	36,885

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Canada (continued)
TransCanada PipeLines, Ltd. (continued)
4.88%, 01/15/2026	$ 162,000	$ 181,383
6.20%, 10/15/2037	100,000	130,493

		8,158,425

Cayman Islands - 0.1%
Avolon Holdings Funding, Ltd. 4.38%, 05/01/2026 (A)	350,000	369,705
CK Hutchison International 16, Ltd. 1.88%, 10/03/2021 (A)	200,000	198,402
CK Hutchison International 19, Ltd. 3.63%, 04/11/2029 (A)	325,000	342,077
Hutchison Whampoa International 12 II, Ltd. 3.25%, 11/08/2022 (A)	200,000	204,930

		1,115,114

China - 0.0% (F)
Industrial & Commercial Bank of China, Ltd. 2.45%, 10/20/2021	250,000	250,118

Colombia - 0.0% (F)
Ecopetrol SA
4.13%, 01/16/2025	107,000	112,351
5.38%, 06/26/2026	116,000	129,921
5.88%, 09/18/2023	62,000	68,601

		310,873

Denmark - 0.0% (F)
Danske Bank A/S 2.70%, 03/02/2022 (A) (G)	200,000	201,515

Finland - 0.1%
Nordea Bank Abp
3.75%, 08/30/2023 (A)	1,000,000	1,044,618
4.25%, 09/21/2022 (A)	200,000	209,987

		1,254,605

France - 0.2%
Air Liquide Finance SA 2.25%, 09/27/2023 (A)	200,000	199,013
Banque Federative du Credit Mutuel SA 2.38%, 11/21/2024 (A)	711,000	710,907
BNP Paribas SA 3.80%, 01/10/2024 (A)	300,000	315,242
BPCE SA
3.38%, 12/02/2026, MTN	270,000	282,971
4.63%, 07/11/2024 (A)	200,000	215,193
Credit Agricole SA 3.88%, 04/15/2024 (A) (G)	365,000	389,318
Societe Generale SA
3.88%, 03/28/2024 (A)	560,000	588,983
4.25%, 04/14/2025 (A)	200,000	210,179
Total Capital International SA 3.46%, 07/12/2049	325,000	341,951

		3,253,757

Germany - 0.1%
Deutsche Bank AG
3.70%, 05/30/2024	233,000	236,488
4.25%, 10/14/2021	503,000	517,347

		753,835

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Guernsey, Channel Islands - 0.0% (F)
Credit Suisse Group Funding Guernsey, Ltd. 3.75%, 03/26/2025	$ 350,000	$ 370,493

Hong Kong - 0.1%
AIA Group, Ltd.
3.20%, 03/11/2025 (A)	405,000	415,575
3.60%, 04/09/2029 (A)	265,000	278,128

		693,703

Ireland - 0.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.30%, 01/23/2023	150,000	153,765
3.50%, 01/15/2025	200,000	206,205
AIB Group PLC 4.75%, 10/12/2023 (A)	525,000	564,424
GE Capital International Funding Unlimited Co.
2.34%, 11/15/2020	779,000	779,629
4.42%, 11/15/2035	1,260,000	1,347,865
Johnson Controls International PLC 5.00%, 03/30/2020	60,000	60,385
Shire Acquisitions Investments Ireland DAC
2.88%, 09/23/2023	134,000	136,548
3.20%, 09/23/2026	605,000	623,510

		3,872,331

Italy - 0.0% (F)
Eni SpA 4.00%, 09/12/2023 (A)	200,000	210,989

Japan - 0.4%
Dai-ichi Life Insurance Co., Ltd. Fixed until 07/24/2026 (H), 4.00% (A) (B)	221,000	229,287
Daiwa Securities Group, Inc. 3.13%, 04/19/2022 (A)	171,000	174,329
Mitsubishi UFJ Financial Group, Inc.
2.67%, 07/25/2022	170,000	172,519
3.00%, 02/22/2022	74,000	75,423
3.41%, 03/07/2024	420,000	437,996
3.75%, 07/18/2039	285,000	312,452
3.76%, 07/26/2023	300,000	316,043
Mitsubishi UFJ Lease & Finance Co., Ltd. 2.65%, 09/19/2022 (A)	200,000	201,339
Mizuho Bank, Ltd. 3.60%, 09/25/2024 (A)	230,000	242,584
Mizuho Financial Group, Inc. Fixed until 09/13/2029, 2.87% (B), 09/13/2030	272,000	271,776
MUFG Bank, Ltd. 4.10%, 09/09/2023 (A)	200,000	213,368
ORIX Corp.
2.90%, 07/18/2022	126,000	128,458
3.25%, 12/04/2024	300,000	312,771
Sumitomo Life Insurance Co. Fixed until 09/14/2027, 4.00% (B), 09/14/2077 (A)	200,000	211,250
Sumitomo Mitsui Financial Group, Inc.
2.44%, 10/19/2021	127,000	128,004
2.63%, 07/14/2026	134,000	134,126
2.78%, 07/12/2022 - 10/18/2022	455,000	463,141

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Japan (continued)
Sumitomo Mitsui Financial Group, Inc. (continued)
2.85%, 01/11/2022	$ 250,000	$ 253,907
3.04%, 07/16/2029	505,000	515,341
3.10%, 01/17/2023	172,000	176,422
3.94%, 10/16/2023	800,000	848,788

		5,819,324

Luxembourg - 0.1%
Allergan Funding SCS
3.45%, 03/15/2022	269,000	275,177
3.85%, 06/15/2024	164,000	172,272
Covidien International Finance SA 2.95%, 06/15/2023	68,000	69,949
DH Europe Finance II Sarl 3.25%, 11/15/2039	67,000	67,578
Ingersoll-Rand Finance SA 2.63%, 05/01/2020	60,000	60,078
nVent Finance Sarl 4.55%, 04/15/2028	187,000	194,119
Schlumberger Investment SA
2.40%, 08/01/2022 (A)	70,000	70,612
3.30%, 09/14/2021 (A)	23,000	23,511

		933,296

Mexico - 0.2%
America Movil SAB de CV
3.13%, 07/16/2022	200,000	204,604
5.00%, 03/30/2020	100,000	100,614
Coca-Cola Femsa SAB de CV 3.88%, 11/26/2023	150,000	158,487
Mexico City Airport Trust 5.50%, 07/31/2047 (A) (G)	200,000	206,252
Petroleos Mexicanos
5.35%, 02/12/2028	85,000	84,575
6.35%, 02/12/2048	159,000	153,435
6.50%, 03/13/2027	750,000	796,290
6.63%, 06/15/2035	100,000	102,450
6.75%, 09/21/2047	209,000	209,393
6.84%, 01/23/2030 (A)	66,000	70,378
7.69%, 01/23/2050 (A)	169,000	184,437

		2,270,915

Netherlands - 0.4%
ABN AMRO Bank NV
2.45%, 06/04/2020 (A) (G)	200,000	200,307
4.75%, 07/28/2025 (A)	300,000	326,646
Airbus SE 3.95%, 04/10/2047 (A)	150,000	166,259
Cooperatieve Rabobank UA
3.75%, 07/21/2026	510,000	531,412
3.88%, 09/26/2023 (A)	280,000	296,070
4.38%, 08/04/2025	255,000	276,734
4.63%, 12/01/2023	250,000	270,980
Deutsche Telekom International Finance BV
2.82%, 01/19/2022 (A)	150,000	152,249
4.88%, 03/06/2042 (A)	386,000	455,705
EDP Finance BV 3.63%, 07/15/2024 (A)	200,000	207,810

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Netherlands (continued)
Enel Finance International NV
3.50%, 04/06/2028 (A)	$ 200,000	$ 204,746
3.63%, 05/25/2027 (A)	220,000	227,953
4.63%, 09/14/2025 (A)	200,000	218,257
Heineken NV 3.40%, 04/01/2022 (A)	150,000	154,451
ING Groep NV
3.95%, 03/29/2027	271,000	292,233
4.10%, 10/02/2023	480,000	510,385
Mylan NV 3.95%, 06/15/2026	97,000	101,125
Shell International Finance BV 2.13%, 05/11/2020	140,000	140,082
Siemens Financieringsmaatschappij NV
2.35%, 10/15/2026 (A)	350,000	348,148
3.13%, 03/16/2024 (A)	250,000	260,434

		5,341,986

New Zealand - 0.1%
ANZ New Zealand International, Ltd. 3.45%, 07/17/2027 (A)	222,000	233,934
ASB Bank, Ltd. 3.13%, 05/23/2024 (A)	535,000	552,666
BNZ International Funding, Ltd. 2.65%, 11/03/2022 (A)	550,000	556,740

		1,343,340

Norway - 0.0% (F)
Equinor ASA
2.65%, 01/15/2024 (G)	143,000	146,653
3.25%, 11/10/2024	61,000	64,283

		210,936

Republic of Korea - 0.0% (F)
Korea Gas Corp. 1.88%, 07/18/2021 (A)	200,000	199,137
Korea Southern Power Co., Ltd. 3.00%, 01/29/2021 (A)	200,000	201,871

		401,008

Singapore - 0.0% (F)
BOC Aviation, Ltd.
2.75%, 09/18/2022 (A)	210,000	210,737
3.50%, 10/10/2024 (A)	200,000	206,381

		417,118

Spain - 0.0% (F)
Telefonica Emisiones SA 5.13%, 04/27/2020	102,000	102,966

Sweden - 0.0% (F)
Swedbank AB 2.80%, 03/14/2022 (A)	300,000	303,577

Switzerland - 0.1%
Credit Suisse Group AG
Fixed until 09/11/2024, 2.59% (B), 09/11/2025 (A)	425,000	426,216
4.28%, 01/09/2028 (A)	580,000	631,101
UBS Group AG
Fixed until 08/15/2022, 2.86% (B), 08/15/2023 (A)	200,000	203,207

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Switzerland (continued)
UBS Group AG (continued)
Fixed until 08/13/2029, 3.13% (B), 08/13/2030 (A)	$ 200,000	$ 203,454
4.13%, 09/24/2025 (A)	200,000	217,610

		1,681,588

United Kingdom - 0.6%
Anglo American Capital PLC 4.00%, 09/11/2027 (A)	250,000	261,987
Aon PLC 3.50%, 06/14/2024	200,000	209,765
AstraZeneca PLC
4.00%, 09/18/2042 (G)	90,000	98,848
6.45%, 09/15/2037	120,000	169,257
Barclays PLC
3.65%, 03/16/2025	200,000	208,175
Fixed until 05/16/2023, 4.34% (B), 05/16/2024	300,000	316,320
BP Capital Markets PLC
3.54%, 11/04/2024	230,000	244,969
3.81%, 02/10/2024	92,000	98,288
HSBC Bank PLC 4.75%, 01/19/2021 (A)	240,000	246,598
HSBC Holdings PLC
2.65%, 01/05/2022	403,000	407,446
Fixed until 03/13/2027, 4.04% (B), 03/13/2028	700,000	748,978
4.25%, 08/18/2025	200,000	213,908
4.38%, 11/23/2026	200,000	216,308
4.88%, 01/14/2022	100,000	105,588
Invesco Finance PLC
3.75%, 01/15/2026	62,000	66,101
4.00%, 01/30/2024	74,000	78,664
Lloyds Banking Group PLC
4.38%, 03/22/2028	221,000	243,760
4.58%, 12/10/2025	200,000	216,621
NatWest Markets PLC 3.63%, 09/29/2022 (A)	510,000	528,363
Royal Bank of Scotland Group PLC
Fixed until 11/01/2024, 3.75% (B), 11/01/2029	397,000	405,467
Fixed until 03/22/2024, 4.27% (B), 03/22/2025	245,000	260,301
Fixed until 05/08/2029, 4.45% (B), 05/08/2030	380,000	419,901
Santander Group Holdings PLC Fixed until 11/03/2027, 3.82% (B), 11/03/2028	500,000	527,461
Standard Chartered PLC
Fixed until 01/20/2022, 4.25% (B), 01/20/2023 (A)	350,000	362,184
Fixed until 05/21/2029, 4.31% (B), 05/21/2030 (A) (G)	200,000	217,563
5.20%, 01/26/2024 (A)	210,000	227,141
Vodafone Group PLC
4.88%, 06/19/2049	350,000	405,895
5.25%, 05/30/2048	187,000	224,629
6.25%, 11/30/2032	180,000	230,459

		7,960,945

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States - 11.3%
Abbott Laboratories 4.90%, 11/30/2046	$ 425,000	$ 558,560
AbbVie, Inc.
3.20%, 11/21/2029 (A)	1,106,000	1,125,194
4.05%, 11/21/2039 (A)	1,092,000	1,147,754
4.40%, 11/06/2042	230,000	247,214
4.50%, 05/14/2035	200,000	225,570
AEP Transmission Co. LLC 3.15%, 09/15/2049	150,000	145,138
Aetna, Inc.
4.50%, 05/15/2042	10,000	10,787
6.75%, 12/15/2037	70,000	94,498
AIG SunAmerica Global Financing X 6.90%, 03/15/2032 (A)	150,000	210,417
Air Lease Corp. 3.25%, 03/01/2025 - 10/01/2029	785,000	785,978
Alabama Power Co.
3.55%, 12/01/2023	76,000	80,207
3.75%, 03/01/2045	25,000	26,503
4.10%, 01/15/2042	31,000	33,295
4.15%, 08/15/2044	24,000	26,760
6.00%, 03/01/2039	38,000	52,456
Albemarle Corp. 5.45%, 12/01/2044	100,000	114,679
Alexandria Real Estate Equities, Inc.
3.80%, 04/15/2026	60,000	64,150
4.00%, 02/01/2050	279,000	305,746
Allergan, Inc.
2.80%, 03/15/2023	129,000	130,022
3.38%, 09/15/2020	97,000	97,832
Amazon.com, Inc. 3.88%, 08/22/2037	300,000	340,975
American Airlines Pass-Through Trust
3.00%, 04/15/2030	415,006	423,042
3.65%, 02/15/2029 - 12/15/2029	551,957	581,429
3.70%, 04/15/2027 - 04/01/2028	400,309	409,861
4.95%, 07/15/2024	198,644	207,079
American Express Co.
3.40%, 02/27/2023	103,000	106,951
3.63%, 12/05/2024	21,000	22,203
American Express Credit Corp.
2.38%, 05/26/2020, MTN	216,000	216,261
2.60%, 09/14/2020, MTN	75,000	75,276
American Honda Finance Corp.
2.30%, 09/09/2026, MTN	40,000	39,930
2.90%, 02/16/2024, MTN	70,000	72,173
American International Group, Inc.
3.75%, 07/10/2025	69,000	73,854
3.88%, 01/15/2035	74,000	78,575
4.13%, 02/15/2024	145,000	155,717
4.20%, 04/01/2028	55,000	60,544
4.50%, 07/16/2044	60,000	69,212
American Tower Corp.
3.38%, 10/15/2026	113,000	117,493
3.70%, 10/15/2049	350,000	348,830
American Water Capital Corp.
3.40%, 03/01/2025	59,000	61,876
3.85%, 03/01/2024	200,000	212,150
4.00%, 12/01/2046	91,000	99,006

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Analog Devices, Inc.
3.13%, 12/05/2023	$ 85,000	$ 87,865
4.50%, 12/05/2036	140,000	151,214
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc.
4.70%, 02/01/2036	2,062,000	2,389,351
4.90%, 02/01/2046	375,000	444,796
Anheuser-Busch InBev Finance, Inc.
4.63%, 02/01/2044	55,000	62,384
4.70%, 02/01/2036	155,000	179,607
Anheuser-Busch InBev Worldwide, Inc.
4.44%, 10/06/2048	345,000	386,957
4.75%, 04/15/2058	50,000	58,480
ANR Pipeline Co. 9.63%, 11/01/2021	70,000	78,852
Anthem, Inc.
3.30%, 01/15/2023	21,000	21,730
3.50%, 08/15/2024	208,000	218,083
4.10%, 03/01/2028	105,000	114,093
4.63%, 05/15/2042	50,000	56,422
4.65%, 08/15/2044	97,000	109,954
Apache Corp.
3.25%, 04/15/2022 (G)	7,000	7,133
4.75%, 04/15/2043	23,000	22,223
5.10%, 09/01/2040	90,000	91,632
Appalachian Power Co.
5.80%, 10/01/2035	25,000	30,700
6.70%, 08/15/2037	55,000	75,068
Apple, Inc.
2.45%, 08/04/2026	185,000	187,642
2.90%, 09/12/2027	299,000	311,301
3.00%, 06/20/2027	263,000	275,708
3.20%, 05/13/2025 - 05/11/2027	267,000	281,883
3.35%, 02/09/2027	410,000	436,726
3.45%, 02/09/2045	257,000	270,907
3.75%, 09/12/2047	420,000	467,842
3.85%, 08/04/2046	129,000	145,486
4.65%, 02/23/2046	40,000	50,190
Arizona Public Service Co.
2.20%, 01/15/2020	60,000	60,000
5.05%, 09/01/2041	23,000	27,976
Arrow Electronics, Inc.
3.25%, 09/08/2024	132,000	135,737
3.88%, 01/12/2028	111,000	113,742
Assurant, Inc. 4.20%, 09/27/2023	250,000	261,007
AT&T, Inc.
3.55%, 06/01/2024	385,000	404,911
3.60%, 07/15/2025	305,000	322,859
3.95%, 01/15/2025	237,000	254,041
4.13%, 02/17/2026	216,000	234,130
4.30%, 12/15/2042	89,000	95,347
4.35%, 06/15/2045	110,000	118,757
4.50%, 05/15/2035	285,000	317,583
4.90%, 08/15/2037	936,000	1,077,733
5.35%, 09/01/2040	39,000	47,072
Athene Global Funding
2.75%, 04/20/2020 (A)	281,000	281,585
2.95%, 11/12/2026 (A)	1,390,000	1,388,437

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Atmos Energy Corp. 4.13%, 10/15/2044	$ 75,000	$ 84,514
Avangrid, Inc. 3.15%, 12/01/2024	108,000	111,504
Aviation Capital Group LLC
2.88%, 01/20/2022 (A)	150,000	151,081
3.88%, 05/01/2023 (A)	100,000	103,330
Baker Hughes a GE Co. LLC 5.13%, 09/15/2040	115,000	135,496
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc. 3.14%, 11/07/2029	500,000	514,851
Baltimore Gas & Electric Co.
3.50%, 08/15/2046	141,000	143,602
5.20%, 06/15/2033	200,000	241,830
Bank of America Corp.
Fixed until 07/21/2020, 2.37% (B), 07/21/2021, MTN	200,000	200,411
Fixed until 04/24/2022, 2.88% (B), 04/24/2023	340,000	345,721
Fixed until 12/20/2022, 3.00% (B), 12/20/2023	958,000	980,364
Fixed until 10/01/2024, 3.09% (B), 10/01/2025, MTN	161,000	166,167
Fixed until 01/20/2022, 3.12% (B), 01/20/2023, MTN	351,000	357,858
3.30%, 01/11/2023, MTN	528,000	545,890
Fixed until 01/23/2025, 3.37% (B), 01/23/2026	1,650,000	1,725,898
Fixed until 12/20/2027, 3.42% (B), 12/20/2028	296,000	310,843
Fixed until 05/17/2021, 3.50% (B), 05/17/2022, MTN	190,000	193,817
Fixed until 03/05/2023, 3.55% (B), 03/05/2024	115,000	119,353
Fixed until 04/24/2027, 3.71% (B), 04/24/2028	800,000	855,404
3.95%, 04/21/2025, MTN	338,000	360,969
Fixed until 03/05/2028, 3.97% (B), 03/05/2029, MTN	400,000	435,909
4.00%, 01/22/2025, MTN	378,000	403,211
Fixed until 04/23/2039, 4.08% (B), 04/23/2040, MTN	275,000	311,935
4.25%, 10/22/2026, MTN	142,000	154,895
Fixed until 03/15/2049, 4.33% (B), 03/15/2050, MTN	275,000	331,527
Bank of New York Mellon Corp.
2.60%, 02/07/2022, MTN	100,000	101,521
Fixed until 05/16/2022, 2.66% (B), 05/16/2023, MTN	301,000	305,637
2.80%, 05/04/2026, MTN	51,000	52,451
3.25%, 09/11/2024, MTN	190,000	199,682
4.15%, 02/01/2021, MTN	55,000	56,336
BAT Capital Corp. 4.39%, 08/15/2037	171,000	173,165
Baxalta, Inc.
3.60%, 06/23/2022	20,000	20,533
5.25%, 06/23/2045	9,000	11,624

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Becton Dickinson and Co. 3.73%, 12/15/2024	$ 13,000	$ 13,782
Berkshire Hathaway Energy Co.
2.40%, 02/01/2020	45,000	45,014
3.50%, 02/01/2025	71,000	75,382
3.75%, 11/15/2023	293,000	311,245
6.13%, 04/01/2036	122,000	167,592
Berkshire Hathaway Finance Corp. 4.40%, 05/15/2042	62,000	72,950
Blackstone Holdings Finance Co. LLC 4.45%, 07/15/2045 (A)	33,000	37,212
BMW US Capital LLC 2.25%, 09/15/2023 (A)	180,000	180,421
Boardwalk Pipelines, LP, Co. 4.80%, 05/03/2029	170,000	182,235
Boeing Co. 3.95%, 08/01/2059	315,000	336,477
Booking Holdings, Inc. 3.55%, 03/15/2028	250,000	266,410
Boston Gas Co. 4.49%, 02/15/2042 (A)	24,000	27,372
Boston Properties, LP
3.20%, 01/15/2025	190,000	197,237
3.65%, 02/01/2026	74,000	78,424
Boston Scientific Corp.
3.75%, 03/01/2026	235,000	251,904
4.70%, 03/01/2049	355,000	432,011
BP Capital Markets America, Inc.
3.22%, 04/14/2024	830,000	866,594
3.25%, 05/06/2022	227,000	234,311
Bristol-Myers Squibb Co.
3.20%, 06/15/2026 (A)	373,000	391,881
3.40%, 07/26/2029 (A)	400,000	428,089
4.13%, 06/15/2039 (A)	252,000	290,870
4.55%, 02/20/2048 (A)	235,000	287,949
5.00%, 08/15/2045 (A)	225,000	288,628
5.70%, 10/15/2040 (A)	114,000	151,990
British Airways Pass-Through Trust
3.30%, 06/15/2034 (A)	324,969	337,009
4.13%, 03/20/2033 (A)	604,920	634,431
Brixmor Operating Partnership, LP 3.85%, 02/01/2025	150,000	157,557
Broadcom Corp. / Broadcom Cayman Finance, Ltd.
3.63%, 01/15/2024	361,000	374,149
3.88%, 01/15/2027	100,000	103,876
Broadcom, Inc. 4.75%, 04/15/2029 (A) (G)	880,000	962,265
Brooklyn Union Gas Co. 4.27%, 03/15/2048 (A)	160,000	179,319
Buckeye Partners, LP
4.88%, 02/01/2021	220,000	223,921
5.85%, 11/15/2043	100,000	90,192
Bunge, Ltd. Finance Corp. 3.50%, 11/24/2020	55,000	55,686
Burlington Northern Santa Fe LLC
5.15%, 09/01/2043	231,000	294,899
5.40%, 06/01/2041	60,000	77,638

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Burlington Northern Santa Fe LLC (continued)
6.15%, 05/01/2037	$ 200,000	$ 280,354
7.95%, 08/15/2030	200,000	291,843
Cameron LNG LLC 3.70%, 01/15/2039 (A)	414,000	423,043
Campbell Soup Co. 4.80%, 03/15/2048	130,000	150,585
Capital One Bank USA NA 3.38%, 02/15/2023	300,000	309,959
Capital One Financial Corp.
3.20%, 02/05/2025	175,000	181,295
3.75%, 04/24/2024 - 07/28/2026	260,000	273,909
4.20%, 10/29/2025	100,000	107,948
Cargill, Inc. 3.30%, 03/01/2022 (A)	110,000	112,500
Caterpillar Financial Services Corp.
2.75%, 08/20/2021, MTN	60,000	60,820
2.85%, 06/01/2022, MTN	77,000	78,571
3.75%, 11/24/2023, MTN	121,000	129,161
Caterpillar, Inc. 2.60%, 06/26/2022	31,000	31,550
Celanese US Holdings LLC 3.50%, 05/08/2024	350,000	361,946
CenterPoint Energy Houston Electric LLC 3.00%, 02/01/2027	137,000	141,244
CenterPoint Energy Resources Corp. 4.50%, 01/15/2021	130,000	132,515
Charter Communications Operating LLC / Charter Communications Operating Capital
4.80%, 03/01/2050	470,000	495,617
5.05%, 03/30/2029	290,000	329,051
6.38%, 10/23/2035	89,000	112,020
6.83%, 10/23/2055	120,000	157,155
Chevron Corp. 2.41%, 03/03/2022	200,000	202,641
Cigna Corp.
3.05%, 11/30/2022 (A)	130,000	132,887
4.13%, 09/15/2020 (A)	90,000	91,276
4.50%, 02/25/2026 (A)	144,000	158,023
4.80%, 07/15/2046 (A)	62,000	71,966
Citigroup, Inc.
Fixed until 01/24/2022, 3.14% (B), 01/24/2023	231,000	235,526
3.20%, 10/21/2026	194,000	201,292
Fixed until 10/27/2027, 3.52% (B), 10/27/2028	750,000	789,673
Fixed until 07/24/2027, 3.67% (B), 07/24/2028	450,000	479,764
3.88%, 03/26/2025	100,000	105,793
Fixed until 01/24/2038, 3.88% (B), 01/24/2039	100,000	109,556
Fixed until 03/20/2029, 3.98% (B), 03/20/2030	600,000	656,886
4.30%, 11/20/2026	250,000	272,238
4.40%, 06/10/2025	358,000	389,179
4.45%, 09/29/2027	48,000	52,886
4.65%, 07/23/2048	260,000	325,216
4.75%, 05/18/2046	150,000	179,420

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Citizens Bank NA 3.70%, 03/29/2023	$ 270,000	$ 282,360
Citizens Financial Group, Inc.
2.38%, 07/28/2021	39,000	39,192
4.30%, 12/03/2025	60,000	64,494
Cleveland Electric Illuminating Co.
3.50%, 04/01/2028 (A)	167,000	173,950
5.50%, 08/15/2024	100,000	114,342
CME Group, Inc. 3.00%, 03/15/2025	126,000	130,913
CMS Energy Corp.
2.95%, 02/15/2027	78,000	78,836
3.88%, 03/01/2024	100,000	105,280
CNA Financial Corp. 3.45%, 08/15/2027	160,000	166,783
Comcast Corp.
3.00%, 02/01/2024	117,000	121,272
3.15%, 03/01/2026	309,000	323,956
3.20%, 07/15/2036	200,000	204,762
3.25%, 11/01/2039	280,000	284,443
3.38%, 02/15/2025	77,000	81,255
3.95%, 10/15/2025	291,000	317,601
4.00%, 11/01/2049	23,000	25,506
4.20%, 08/15/2034	378,000	431,407
4.25%, 01/15/2033	589,000	682,699
4.60%, 10/15/2038	350,000	417,293
4.95%, 10/15/2058	440,000	573,417
6.50%, 11/15/2035	210,000	297,824
7.05%, 03/15/2033	90,000	129,128
Commonwealth Edison Co.
3.65%, 06/15/2046	81,000	86,034
3.75%, 08/15/2047	150,000	162,074
Conagra Brands, Inc.
4.60%, 11/01/2025	115,000	127,055
5.30%, 11/01/2038	90,000	106,886
Connecticut Light & Power Co.
3.20%, 03/15/2027	130,000	137,343
4.00%, 04/01/2048	124,000	142,410
ConocoPhillips Co. 4.95%, 03/15/2026	150,000	172,620
Consolidated Edison Co. of New York, Inc.
3.70%, 11/15/2059	150,000	155,007
4.20%, 03/15/2042	25,000	27,900
Constellation Brands, Inc.
4.40%, 11/15/2025	120,000	131,133
5.25%, 11/15/2048	70,000	85,148
Consumers Energy Co.
3.25%, 08/15/2046	52,000	52,288
4.35%, 08/31/2064	32,000	37,522
Continental Airlines Pass-Through Trust
4.00%, 04/29/2026	29,375	30,999
4.15%, 10/11/2025	340,039	357,293
Corning, Inc. 3.90%, 11/15/2049	464,000	470,795
Costco Wholesale Corp. 2.75%, 05/18/2024	142,000	147,032

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Cox Communications, Inc.
3.25%, 12/15/2022 (A)	$ 140,000	$ 144,019
3.35%, 09/15/2026 (A)	67,000	69,152
4.60%, 08/15/2047 (A)	118,000	131,037
CRH America Finance, Inc. 3.40%, 05/09/2027 (A)	200,000	207,972
Crown Castle International Corp.
4.00%, 03/01/2027	47,000	50,752
4.88%, 04/15/2022	100,000	105,932
5.25%, 01/15/2023	80,000	86,905
Crown Castle Towers LLC 3.22%, 05/15/2042 (A)	104,000	105,114
CSX Corp.
3.35%, 09/15/2049	50,000	49,318
4.75%, 05/30/2042 - 11/15/2048	250,000	302,448
6.00%, 10/01/2036, MTN	70,000	91,179
CVS Health Corp.
3.25%, 08/15/2029	345,000	350,638
4.30%, 03/25/2028	358,000	391,094
4.78%, 03/25/2038	695,000	790,124
5.05%, 03/25/2048	379,000	449,125
CVS Pass-Through Trust
4.70%, 01/10/2036 (A)	205,752	218,959
5.93%, 01/10/2034 (A)	198,754	231,711
6.20%, 10/10/2025 (A)	75,960	81,733
Daimler Finance North America LLC 2.88%, 03/10/2021 (A) (G)	250,000	252,171
Dell International LLC / EMC Corp. 6.02%, 06/15/2026 (A)	423,000	486,958
Delmarva Power & Light Co.
4.00%, 06/01/2042 (G)	47,000	49,982
4.15%, 05/15/2045	140,000	157,476
Delta Air Lines Pass-Through Trust
3.63%, 01/30/2029	248,035	263,130
4.75%, 11/07/2021	12,256	12,358
6.82%, 02/10/2024	657,619	713,935
Diageo Investment Corp. 8.00%, 09/15/2022	40,000	46,015
Digital Realty Trust, LP 3.70%, 08/15/2027	89,000	94,317
Discover Bank 4.20%, 08/08/2023	350,000	372,090
Discovery Communications LLC
3.30%, 05/15/2022	190,000	194,915
3.95%, 03/20/2028	105,000	112,090
4.38%, 06/15/2021	137,000	141,503
6.35%, 06/01/2040	50,000	63,623
Dollar General Corp. 4.13%, 05/01/2028	100,000	109,223
Dominion Energy Gas Holdings LLC
2.80%, 11/15/2020	59,000	59,414
3.90%, 11/15/2049 (G)	358,000	357,567
4.60%, 12/15/2044	250,000	279,045
Dominion Energy, Inc.
2.75%, 09/15/2022	132,000	134,042
2.85%, 08/15/2026	61,000	61,641
4.90%, 08/01/2041	11,000	12,908
5.25%, 08/01/2033	90,000	108,509
6.30%, 03/15/2033	50,000	65,186

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Dow Chemical Co.
5.25%, 11/15/2041	$ 17,000	$ 19,818
8.85%, 09/15/2021	190,000	211,287
DTE Electric Co. 3.70%, 03/15/2045	123,000	132,798
Duke Energy LLC
3.75%, 05/15/2046	100,000	107,459
3.90%, 06/15/2021	100,000	102,387
6.00%, 12/01/2028	100,000	124,528
Duke Energy Progress LLC
3.25%, 08/15/2025	106,000	111,356
3.70%, 10/15/2046	113,000	120,994
4.15%, 12/01/2044	65,000	73,487
4.20%, 08/15/2045	130,000	148,077
4.38%, 03/30/2044	44,000	51,124
5.70%, 04/01/2035	100,000	124,182
Duke Energy, Inc. 3.80%, 09/01/2023	136,000	143,793
Duke Realty, LP
3.25%, 06/30/2026	36,000	37,300
3.63%, 04/15/2023 (G)	146,000	151,772
DuPont de Nemours, Inc.
4.49%, 11/15/2025	280,000	308,389
5.32%, 11/15/2038	145,000	173,082
Duquesne Light Holdings, Inc. 3.62%, 08/01/2027 (A)	250,000	253,023
DXC Technology Co. 4.25%, 04/15/2024	99,000	105,168
Eaton Corp.
4.00%, 11/02/2032	21,000	23,826
5.80%, 03/15/2037	130,000	162,132
Ecolab, Inc.
2.25%, 01/12/2020	80,000	79,998
3.25%, 01/14/2023	66,000	68,110
Edison International
3.55%, 11/15/2024	645,000	660,706
5.75%, 06/15/2027	200,000	224,561
Eli Lilly & Co. 4.15%, 03/15/2059	205,000	242,135
Emera US Finance, LP 4.75%, 06/15/2046	270,000	312,620
Enable Midstream Partners, LP 4.95%, 05/15/2028	95,000	96,232
Energy Transfer Operating, LP
4.75%, 01/15/2026	96,000	103,964
6.05%, 06/01/2041	325,000	366,957
Eni USA, Inc. 7.30%, 11/15/2027	150,000	193,529
Entergy Arkansas LLC 3.50%, 04/01/2026	61,000	64,353
Entergy Corp. 2.95%, 09/01/2026	65,000	66,050
Entergy LLC
2.40%, 10/01/2026	118,000	116,478
2.85%, 06/01/2028	91,000	93,092
3.05%, 06/01/2031	107,000	110,896

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Enterprise Products Operating LLC
3.75%, 02/15/2025	$ 78,000	$ 83,130
4.20%, 01/31/2050	275,000	295,193
4.95%, 10/15/2054	35,000	40,429
5.10%, 02/15/2045	65,000	77,927
5.75%, 03/01/2035	100,000	120,593
7.55%, 04/15/2038	120,000	174,100
EOG Resources, Inc. 2.63%, 03/15/2023	47,000	47,875
EQM Midstream Partners, LP 5.50%, 07/15/2028	290,000	285,051
EQT Corp. 3.90%, 10/01/2027 (G)	161,000	149,795
ERAC USA Finance LLC
4.50%, 08/16/2021 - 02/15/2045 (A)	285,000	304,368
5.25%, 10/01/2020 (A)	8,000	8,191
5.63%, 03/15/2042 (A)	37,000	46,952
6.70%, 06/01/2034 (A)	44,000	59,405
Estee Lauder Cos., Inc. 3.13%, 12/01/2049	450,000	450,325
Evergy Metro, Inc.
3.15%, 03/15/2023	47,000	48,446
5.30%, 10/01/2041	60,000	75,900
Evergy, Inc. 2.90%, 09/15/2029	370,000	368,262
Exelon Corp.
3.40%, 04/15/2026	63,000	65,825
3.50%, 06/01/2022	300,000	308,114
Exxon Mobil Corp.
3.00%, 08/16/2039	345,000	345,920
3.10%, 08/16/2049 (G)	425,000	424,329
Fifth Third Bancorp 3.95%, 03/14/2028	210,000	230,963
FirstEnergy Corp. 4.85%, 07/15/2047	66,000	78,516
Fiserv, Inc.
3.20%, 07/01/2026	155,000	160,525
4.40%, 07/01/2049	145,000	164,616
Florida Power & Light Co.
4.95%, 06/01/2035	70,000	87,451
5.13%, 06/01/2041	30,000	37,675
5.63%, 04/01/2034	100,000	131,728
Fox Corp. 4.71%, 01/25/2029 (A)	160,000	182,461
General Electric Co.
2.70%, 10/09/2022	34,000	34,470
4.38%, 09/16/2020, MTN	104,000	105,612
4.65%, 10/17/2021, MTN	222,000	231,459
5.50%, 01/08/2020, MTN	60,000	60,022
5.55%, 01/05/2026, MTN	542,000	621,914
General Mills, Inc.
4.00%, 04/17/2025	185,000	200,099
4.55%, 04/17/2038	45,000	52,152
General Motors Co. 6.60%, 04/01/2036	200,000	236,060
General Motors Financial Co., Inc.
3.45%, 04/10/2022	145,000	148,297
3.50%, 11/07/2024	240,000	247,301

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
General Motors Financial Co., Inc. (continued)
3.70%, 05/09/2023	$ 205,000	$ 211,353
3.95%, 04/13/2024	360,000	376,364
4.30%, 07/13/2025	105,000	112,239
4.35%, 04/09/2025	235,000	250,750
Gilead Sciences, Inc.
3.25%, 09/01/2022	120,000	124,041
4.00%, 09/01/2036	58,000	64,217
Glencore Funding LLC 4.63%, 04/29/2024 (A)	220,000	233,244
Global Payments, Inc. 4.15%, 08/15/2049	305,000	326,316
Goldman Sachs Group, Inc.
Fixed until 10/31/2021, 2.88% (B), 10/31/2022	865,000	877,274
Fixed until 09/29/2024, 3.27% (B), 09/29/2025	484,000	501,087
3.50%, 11/16/2026	460,000	484,125
Fixed until 06/05/2027, 3.69% (B), 06/05/2028	523,000	556,464
3.85%, 01/26/2027	1,490,000	1,586,176
Fixed until 05/01/2028, 4.22% (B), 05/01/2029	350,000	385,903
Fixed until 04/23/2038, 4.41% (B), 04/23/2039	385,000	438,724
4.80%, 07/08/2044, MTN	260,000	314,930
5.38%, 03/15/2020, MTN	346,000	348,344
Goodman Finance Three LLC 3.70%, 03/15/2028 (A) (G)	151,000	155,058
GTP Acquisition Partners I LLC
2.35%, 06/15/2045 (A)	39,000	39,006
3.48%, 06/15/2050 (A)	36,000	36,947
Guardian Life Insurance Co. of America 4.85%, 01/24/2077 (A)	44,000	53,622
Halliburton Co.
3.80%, 11/15/2025	105,000	112,013
4.85%, 11/15/2035	157,000	177,640
7.60%, 08/15/2096 (A)	40,000	55,457
8.75%, 02/15/2021	100,000	107,105
Harborwalk Funding Trust Fixed until 02/15/2049, 5.08% (B), 02/15/2069 (A)	400,000	472,203
Hartford Financial Services Group, Inc. 4.30%, 04/15/2043	210,000	233,798
HCA, Inc.
5.13%, 06/15/2039	280,000	308,617
5.25%, 06/15/2026	320,000	358,506
Healthcare Trust of America Holdings, LP 3.10%, 02/15/2030	500,000	496,576
Healthpeak Properties, Inc.
3.00%, 01/15/2030	200,000	200,790
3.40%, 02/01/2025	38,000	39,688
3.50%, 07/15/2029	296,000	308,765
3.88%, 08/15/2024	360,000	383,010
4.20%, 03/01/2024	27,000	28,873
Home Depot, Inc.
3.75%, 02/15/2024	110,000	117,458
4.20%, 04/01/2043	103,000	119,545

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Huntington Bancshares, Inc. 2.30%, 01/14/2022	$ 271,000	$ 272,501
IBM Credit LLC 3.00%, 02/06/2023	300,000	308,810
Illinois Tool Works, Inc. 4.88%, 09/15/2041	192,000	243,978
Indiana Michigan Power Co. 3.20%, 03/15/2023 (G)	120,000	123,578
Intercontinental Exchange, Inc. 4.00%, 10/15/2023	115,000	122,645
International Business Machines Corp.
2.25%, 02/19/2021	279,000	280,016
3.30%, 05/15/2026	625,000	659,787
3.50%, 05/15/2029	1,160,000	1,248,053
7.00%, 10/30/2025	50,000	62,345
International Flavors & Fragrances, Inc.
4.45%, 09/26/2028	110,000	120,306
5.00%, 09/26/2048	126,000	143,059
International Lease Finance Corp.
5.88%, 08/15/2022	150,000	163,428
8.63%, 01/15/2022	360,000	405,079
International Paper Co.
3.00%, 02/15/2027 (G)	150,000	154,683
8.70%, 06/15/2038	70,000	103,570
ITC Holdings Corp. 2.70%, 11/15/2022	200,000	202,501
Jackson National Life Global Funding
2.50%, 06/27/2022 (A)	100,000	101,410
3.05%, 04/29/2026 (A)	81,000	83,650
3.25%, 01/30/2024 (A)	29,000	30,090
JB Hunt Transport Services, Inc. 3.88%, 03/01/2026	215,000	231,051
Jersey Central Power & Light Co. 6.15%, 06/01/2037	80,000	103,484
John Deere Capital Corp.
1.70%, 01/15/2020	30,000	29,997
2.25%, 09/14/2026, MTN	220,000	220,128
2.75%, 03/15/2022, MTN	25,000	25,482
2.80%, 09/08/2027, MTN	100,000	102,927
3.35%, 06/12/2024, MTN	166,000	175,129
John Sevier Combined Cycle Generation LLC 4.63%, 01/15/2042	69,344	81,521
Johnson & Johnson 3.40%, 01/15/2038	278,000	298,303
Kellogg Co. 3.40%, 11/15/2027	119,000	124,368
Keurig Dr. Pepper, Inc.
3.43%, 06/15/2027	550,000	573,178
4.42%, 05/25/2025	112,000	122,323
4.99%, 05/25/2038	162,000	191,299
KeyCorp
2.90%, 09/15/2020, MTN	84,000	84,560
4.15%, 10/29/2025, MTN	130,000	142,572
5.10%, 03/24/2021, MTN	141,000	146,332
KeySpan Gas East Corp. 2.74%, 08/15/2026 (A)	97,000	97,240
Kimberly-Clark Corp. 2.40%, 06/01/2023	100,000	101,527

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Kinder Morgan, Inc. 4.30%, 03/01/2028 (G)	$ 410,000	$ 447,071
Kraft Heinz Foods Co.
2.80%, 07/02/2020	47,000	47,075
5.00%, 07/15/2035	620,000	688,854
Kroger Co.
4.00%, 02/01/2024	95,000	101,268
8.00%, 09/15/2029	125,000	171,902
L3 Harris Technologies, Inc. 3.83%, 04/27/2025	200,000	213,450
Laboratory Corp. of America Holdings
2.95%, 12/01/2029	695,000	696,993
3.20%, 02/01/2022	138,000	141,151
Legg Mason, Inc. 3.95%, 07/15/2024	115,000	121,215
Liberty Mutual Group, Inc. 4.57%, 02/01/2029 (A)	100,000	111,755
Liberty Mutual Insurance Co. 8.50%, 05/15/2025 (A)	220,000	274,028
Liberty Property, LP 3.25%, 10/01/2026	54,000	56,415
Life Storage, LP 4.00%, 06/15/2029	350,000	374,837
Lincoln National Corp.
3.05%, 01/15/2030	250,000	250,889
4.00%, 09/01/2023	100,000	106,481
4.20%, 03/15/2022	206,000	214,895
Lockheed Martin Corp. 4.50%, 05/15/2036	150,000	177,913
Lowe’s Cos., Inc.
2.50%, 04/15/2026	150,000	151,013
3.13%, 09/15/2024 (G)	50,000	52,074
3.65%, 04/05/2029	255,000	272,728
4.55%, 04/05/2049	140,000	165,295
4.65%, 04/15/2042	43,000	49,306
Magellan Health, Inc. 4.90%, 09/22/2024	52,000	53,300
Magellan Midstream Partners, LP
3.20%, 03/15/2025	59,000	60,351
4.20%, 12/01/2042	75,000	76,570
4.25%, 02/01/2021	234,000	239,766
5.15%, 10/15/2043	62,000	72,606
Marathon Petroleum Corp. 3.63%, 09/15/2024	96,000	100,843
Marsh & McLennan Cos., Inc. 2.35%, 03/06/2020	191,000	191,068
Martin Marietta Materials, Inc. 3.45%, 06/01/2027	156,000	159,690
Masco Corp. 6.50%, 08/15/2032	250,000	306,927
Massachusetts Electric Co. 4.00%, 08/15/2046 (A)	113,000	120,463
Massachusetts Mutual Life Insurance Co.
3.73%, 10/15/2070 (A)	44,000	42,551
7.63%, 11/15/2023 (A)	250,000	285,192
MassMutual Global Funding II 2.50%, 10/17/2022 (A)	100,000	101,458

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
McCormick & Co., Inc.
3.15%, 08/15/2024	$ 105,000	$ 109,039
3.40%, 08/15/2027	66,000	68,837
McDonald’s Corp.
4.70%, 12/09/2035, MTN	39,000	46,256
6.30%, 10/15/2037, MTN	71,000	96,436
Mead Johnson Nutrition Co.
4.13%, 11/15/2025	100,000	109,312
4.60%, 06/01/2044	70,000	83,841
Medtronic, Inc. 4.38%, 03/15/2035	114,000	134,985
Memorial Health Services 3.45%, 11/01/2049	535,000	526,254
Metropolitan Life Global Funding I
3.00%, 01/10/2023 - 09/19/2027 (A)	320,000	330,714
3.88%, 04/11/2022 (A)	300,000	312,591
Microsoft Corp.
3.50%, 02/12/2035	68,000	74,927
3.95%, 08/08/2056	88,000	104,294
4.00%, 02/12/2055	71,000	84,189
4.10%, 02/06/2037	266,000	314,679
MidAmerican Energy Co. 3.10%, 05/01/2027	193,000	201,271
Morgan Stanley
Fixed until 07/22/2027, 3.59% (B), 07/22/2028	711,000	756,016
3.63%, 01/20/2027	564,000	600,555
Fixed until 04/24/2023, 3.74% (B), 04/24/2024	815,000	851,591
Fixed until 01/24/2028, 3.77% (B), 01/24/2029, MTN	221,000	237,896
3.88%, 01/27/2026, MTN	360,000	386,674
4.00%, 07/23/2025, MTN	871,000	942,478
4.30%, 01/27/2045	254,000	298,784
5.00%, 11/24/2025	334,000	376,219
5.50%, 07/28/2021, MTN	410,000	431,906
Mosaic Co.
4.88%, 11/15/2041	13,000	13,626
5.45%, 11/15/2033	255,000	289,473
MPLX, LP
4.13%, 03/01/2027	104,000	109,246
4.50%, 04/15/2038	165,000	167,900
5.20%, 03/01/2047	81,000	87,578
5.25%, 01/15/2025 (A)	134,000	140,746
National Retail Properties, Inc.
3.50%, 10/15/2027	100,000	104,520
3.60%, 12/15/2026	124,000	130,259
4.30%, 10/15/2028	400,000	442,713
National Rural Utilities Cooperative Finance Corp.
2.95%, 02/07/2024	61,000	62,901
3.05%, 04/25/2027	92,000	95,390
Nevada Power Co.
5.38%, 09/15/2040	80,000	97,359
5.45%, 05/15/2041	40,000	51,141
6.65%, 04/01/2036	100,000	138,548
New England Power Co. 3.80%, 12/05/2047 (A)	112,000	117,654

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
New York Life Global Funding
2.35%, 07/14/2026 (A)	$ 75,000	$ 75,135
3.00%, 01/10/2028 (A) (G)	137,000	142,028
New York Life Insurance Co. 4.45%, 05/15/2069 (A)	330,000	378,286
New York State Electric & Gas Corp. 3.25%, 12/01/2026 (A)	83,000	86,095
Newmont Goldcorp Corp. 2.80%, 10/01/2029	190,000	188,245
NextEra Energy Capital Holdings, Inc. 3.55%, 05/01/2027	45,000	47,812
Niagara Mohawk Power Corp. 3.51%, 10/01/2024 (A)	141,000	148,331
NiSource, Inc.
2.95%, 09/01/2029	210,000	209,301
3.85%, 02/15/2023	50,000	52,116
5.65%, 02/01/2045	89,000	113,719
5.80%, 02/01/2042	67,000	83,963
6.25%, 12/15/2040	100,000	132,338
Noble Energy, Inc.
3.25%, 10/15/2029	200,000	202,716
5.25%, 11/15/2043	220,000	247,890
6.00%, 03/01/2041	57,000	68,599
Norfolk Southern Corp.
3.85%, 01/15/2024	125,000	132,666
3.95%, 10/01/2042	25,000	26,694
4.05%, 08/15/2052	127,000	139,818
Northern States Power Co.
2.90%, 03/01/2050	265,000	253,171
6.25%, 06/01/2036	70,000	96,932
Northern Trust Corp. Fixed until 05/08/2027, 3.38% (B), 05/08/2032	280,000	287,810
Northrop Grumman Corp.
3.20%, 02/01/2027	112,000	116,566
3.25%, 01/15/2028	75,000	78,275
3.85%, 04/15/2045	44,000	47,409
NRG Energy, Inc. 4.45%, 06/15/2029 (A)	250,000	261,900
Nucor Corp. 6.40%, 12/01/2037	200,000	270,940
O’Reilly Automotive, Inc. 3.60%, 09/01/2027	142,000	151,574
Occidental Petroleum Corp.
3.50%, 08/15/2029 (G)	460,000	469,601
4.63%, 06/15/2045	26,000	26,909
7.50%, 05/01/2031	190,000	247,225
7.88%, 09/15/2031	100,000	134,183
Office Properties Income Trust REIT,
3.60%, 02/01/2020	370,000	370,000
4.00%, 07/15/2022	251,000	256,943
Ohio Power Co. 6.60%, 03/01/2033	65,000	88,939
Oncor Electric Delivery Co. LLC 5.75%, 03/15/2029	50,000	61,744
OneBeacon Holdings, Inc. 4.60%, 11/09/2022	250,000	263,687

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
ONEOK Partners, LP
3.38%, 10/01/2022	$ 30,000	$ 30,876
5.00%, 09/15/2023	65,000	70,528
6.65%, 10/01/2036	220,000	280,814
ONEOK, Inc.
3.40%, 09/01/2029	275,000	279,438
5.20%, 07/15/2048	300,000	340,471
Oracle Corp.
2.50%, 05/15/2022 - 10/15/2022	341,000	346,561
2.95%, 11/15/2024 - 05/15/2025	600,000	624,322
3.80%, 11/15/2037	160,000	174,873
3.85%, 07/15/2036	70,000	76,753
3.90%, 05/15/2035	60,000	66,922
4.30%, 07/08/2034	573,000	670,395
Pacific Life Insurance Co. Fixed until 10/24/2047, 4.30% (B), 10/24/2067 (A)	124,000	132,370
PacifiCorp. 6.25%, 10/15/2037	20,000	28,060
Packaging Corp. of America 4.05%, 12/15/2049	340,000	353,469
Parker-Hannifin Corp.
3.30%, 11/21/2024, MTN	37,000	38,764
4.10%, 03/01/2047	67,000	73,108
4.45%, 11/21/2044, MTN	37,000	41,910
Pennsylvania Electric Co. 3.25%, 03/15/2028 (A)	56,000	57,412
Penske Truck Leasing Co., LP / PTL Finance Corp.
2.70%, 03/14/2023 (A)	150,000	151,610
4.13%, 08/01/2023 (A)	184,000	194,246
4.88%, 07/11/2022 (A)	100,000	106,369
Pfizer, Inc. 3.90%, 03/15/2039	385,000	434,361
Phillips 66 Partners, LP
3.15%, 12/15/2029	205,000	204,283
3.55%, 10/01/2026	34,000	35,644
4.90%, 10/01/2046	74,000	84,081
Plains All American Pipeline, LP / PAA Finance Corp.
4.30%, 01/31/2043	121,000	111,475
4.65%, 10/15/2025	100,000	107,152
4.70%, 06/15/2044	180,000	175,048
PNC Financial Services Group, Inc. 5.13%, 02/08/2020	100,000	100,281
PPL Capital Funding, Inc. 4.20%, 06/15/2022	50,000	52,183
PPL Electric Utilities Corp. 4.13%, 06/15/2044	42,000	47,154
Precision Castparts Corp.
3.25%, 06/15/2025	106,000	111,929
4.20%, 06/15/2035	160,000	177,756
President & Fellows of Harvard College 3.30%, 07/15/2056	214,000	221,432
Private Export Funding Corp.
2.80%, 05/15/2022	400,000	409,461
3.55%, 01/15/2024	1,505,000	1,607,522

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Progress Energy, Inc.
3.15%, 04/01/2022	$ 22,000	$ 22,430
7.00%, 10/30/2031	110,000	150,316
Progressive Corp. Fixed until 03/15/2023 (H), 5.38% (B)	150,000	157,644
Protective Life Global Funding 2.26%, 04/08/2020 (A)	200,000	200,136
Providence St. Joseph Health Obligated Group 2.75%, 10/01/2026	84,000	84,823
Prudential Financial, Inc. 3.91%, 12/07/2047	184,000	198,140
Prudential Insurance Co. of America 8.30%, 07/01/2025 (A)	300,000	385,202
PSEG Power LLC 4.15%, 09/15/2021	113,000	116,472
Public Service Co. of Colorado 3.55%, 06/15/2046	43,000	44,281
Public Service Co. of New Hampshire 3.50%, 11/01/2023	40,000	42,032
Public Service Co. of Oklahoma 6.63%, 11/15/2037	80,000	110,806
Public Service Electric & Gas Co.
2.25%, 09/15/2026, MTN	93,000	92,199
3.65%, 09/01/2042, MTN	49,000	52,378
Quest Diagnostics, Inc.
3.45%, 06/01/2026	39,000	40,977
4.75%, 01/30/2020	160,000	160,284
Qwest Corp. 6.75%, 12/01/2021	67,000	72,140
Realty Income Corp.
3.88%, 04/15/2025	175,000	188,741
4.65%, 03/15/2047	113,000	137,014
Regency Centers, LP 2.95%, 09/15/2029	480,000	479,728
Regions Financial Corp. 3.80%, 08/14/2023	170,000	179,972
Reliance Standard Life Global Funding II 3.85%, 09/19/2023 (A)	460,000	482,432
Republic Services, Inc. 2.90%, 07/01/2026	49,000	50,203
Reynolds American, Inc. 5.70%, 08/15/2035	150,000	174,398
Rockwell Collins, Inc.
3.20%, 03/15/2024	80,000	83,265
4.35%, 04/15/2047	50,000	58,887
Roper Technologies, Inc. 3.00%, 12/15/2020	46,000	46,391
Ryder System, Inc. 2.88%, 09/01/2020, MTN	144,000	144,649
S&P Global, Inc. 3.25%, 12/01/2049	500,000	511,711
San Diego Gas & Electric Co.
3.95%, 11/15/2041	33,000	33,482
6.00%, 06/01/2026	75,000	88,993
SART 4.75%, 07/15/2024	1,430,050	1,458,651
Schlumberger Holdings Corp. 3.90%, 05/17/2028 (A)	159,000	169,399

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Sempra Energy 4.05%, 12/01/2023	$ 96,000	$ 102,098
Senior Housing Properties Trust 4.75%, 02/15/2028	150,000	151,429
Sherwin-Williams Co. 3.13%, 06/01/2024	82,000	84,774
Simon Property Group, LP 2.45%, 09/13/2029	344,000	338,661
SITE Centers Corp. 3.63%, 02/01/2025	87,000	89,746
Southern California Edison Co.
1.85%, 02/01/2022	27,500	27,166
3.65%, 03/01/2028	150,000	160,405
3.90%, 12/01/2041	50,000	49,715
4.05%, 03/15/2042	325,000	336,731
Southern Co. 3.25%, 07/01/2026	48,000	50,011
Southern Co. Gas Capital Corp.
2.45%, 10/01/2023	48,000	48,338
3.25%, 06/15/2026	42,000	43,738
3.50%, 09/15/2021	182,000	185,759
3.95%, 10/01/2046	49,000	50,694
4.40%, 06/01/2043	79,000	86,152
Southern Natural Gas Co. LLC
4.80%, 03/15/2047 (A)	77,000	87,483
8.00%, 03/01/2032	140,000	203,203
Southern Power Co. 5.15%, 09/15/2041	165,000	187,007
Southwest Gas Corp. 3.80%, 09/29/2046	100,000	101,315
Southwestern Public Service Co.
4.50%, 08/15/2041	70,000	81,838
6.00%, 10/01/2036	97,000	122,660
Spectra Energy Partners, LP 3.50%, 03/15/2025 (G)	125,000	130,843
Spirit Airlines Pass-Through Trust 3.38%, 08/15/2031	162,686	167,606
State Street Corp. 3.10%, 05/15/2023	72,000	74,299
Steel Dynamics, Inc. 3.45%, 04/15/2030	389,000	393,621
Sunoco Logistics Partners Operations, LP
4.95%, 01/15/2043	309,000	306,048
5.30%, 04/01/2044	50,000	53,216
6.10%, 02/15/2042	100,000	112,122
Synchrony Financial 3.70%, 08/04/2026	170,000	175,684
Tampa Electric Co. 4.45%, 06/15/2049	350,000	415,024
TC PipeLines, LP 3.90%, 05/25/2027	81,000	84,697
Teachers Insurance & Annuity Association of America 4.27%, 05/15/2047 (A)	200,000	227,489
Texas Eastern Transmission, LP 2.80%, 10/15/2022 (A)	129,000	130,290
Texas Health Resources 4.33%, 11/15/2055	250,000	292,992

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Thermo Fisher Scientific, Inc.
2.95%, 09/19/2026	$ 83,000	$ 85,357
4.15%, 02/01/2024	86,000	92,161
Time Warner Cable LLC 6.55%, 05/01/2037	100,000	122,674
Time Warner Entertainment Co., LP 8.38%, 07/15/2033	330,000	462,879
Toledo Edison Co. 6.15%, 05/15/2037	130,000	178,522
Tri-State Generation & Transmission Association, Inc. 4.25%, 06/01/2046	68,000	73,079
Truist Bank 3.30%, 05/15/2026	320,000	333,062
Truist Financial Corp.
2.63%, 06/29/2020, MTN	270,000	270,727
4.00%, 05/01/2025	53,000	57,468
Tyson Foods, Inc. 5.15%, 08/15/2044	240,000	293,025
UDR, Inc.
2.95%, 09/01/2026, MTN	74,000	75,347
3.20%, 01/15/2030, MTN	300,000	306,862
Unilever Capital Corp. 3.38%, 03/22/2025	110,000	116,576
Union Carbide Corp.
7.50%, 06/01/2025	40,000	48,639
7.75%, 10/01/2096	40,000	57,206
Union Electric Co. 2.95%, 06/15/2027	107,000	110,280
Union Pacific Corp. 4.10%, 09/15/2067	90,000	91,353
United Airlines Pass-Through Trust
2.88%, 04/07/2030	402,424	407,541
3.45%, 01/07/2030	145,799	148,608
3.50%, 09/01/2031	228,916	235,834
3.65%, 07/07/2027	85,410	86,774
3.75%, 03/03/2028	270,760	285,317
4.15%, 02/25/2033	408,525	441,098
4.30%, 02/15/2027	200,957	215,362
4.55%, 08/25/2031	363,134	392,622
United Technologies Corp.
3.75%, 11/01/2046	190,000	207,055
3.95%, 08/16/2025	95,000	103,605
4.15%, 05/15/2045	198,000	227,109
4.45%, 11/16/2038	600,000	710,020
4.50%, 06/01/2042	261,000	312,919
5.70%, 04/15/2040	320,000	430,878
UnitedHealth Group, Inc.
3.10%, 03/15/2026	80,000	83,799
4.63%, 07/15/2035	143,000	173,705
US Bancorp 2.63%, 01/24/2022, MTN	37,000	37,587
Valero Energy Corp. 7.50%, 04/15/2032	42,000	58,342
Ventas Realty, LP
3.50%, 02/01/2025	45,000	46,998
3.85%, 04/01/2027	123,000	129,912
4.13%, 01/15/2026	68,000	72,851

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Verizon Communications, Inc.
4.02%, 12/03/2029	$ 55,000	$ 61,311
4.27%, 01/15/2036	40,000	45,302
4.33%, 09/21/2028	1,000,000	1,134,969
4.40%, 11/01/2034	811,000	940,157
4.50%, 08/10/2033	600,000	700,386
4.67%, 03/15/2055	315,000	389,208
4.86%, 08/21/2046	109,000	135,312
5.25%, 03/16/2037	206,000	258,721
ViacomCBS, Inc.
3.70%, 08/15/2024	173,000	183,074
4.00%, 01/15/2026	83,000	88,935
4.20%, 06/01/2029 (G)	60,000	65,391
4.85%, 07/01/2042	100,000	111,913
4.90%, 08/15/2044	68,000	76,975
6.88%, 04/30/2036	330,000	441,883
Virginia Electric & Power Co.
2.75%, 03/15/2023	145,000	147,670
3.30%, 12/01/2049	200,000	201,944
3.45%, 02/15/2024	21,000	22,010
4.45%, 02/15/2044	21,000	24,399
VMware, Inc. 2.95%, 08/21/2022	319,000	325,048
Walt Disney Co. 9.50%, 07/15/2024	80,000	103,188
Waste Management, Inc. 3.45%, 06/15/2029	165,000	176,708
WEC Energy Group, Inc. 3.55%, 06/15/2025	144,000	152,905
Wells Fargo & Co.
2.50%, 03/04/2021	71,000	71,510
3.00%, 02/19/2025, MTN	650,000	670,750
Fixed until 06/17/2026, 3.20% (B), 06/17/2027, MTN	800,000	830,131
3.30%, 09/09/2024, MTN	300,000	314,408
3.50%, 03/08/2022, MTN	400,000	413,085
3.75%, 01/24/2024, MTN	255,000	269,618
4.10%, 06/03/2026, MTN	70,000	75,489
4.30%, 07/22/2027, MTN	63,000	69,041
4.40%, 06/14/2046, MTN	110,000	125,468
4.65%, 11/04/2044, MTN	123,000	144,671
4.75%, 12/07/2046, MTN	263,000	315,836
4.90%, 11/17/2045, MTN	90,000	110,095
5.38%, 11/02/2043	200,000	256,864
Welltower, Inc.
2.70%, 02/15/2027	98,000	98,420
3.10%, 01/15/2030	220,000	222,797
Western Union Co. 3.60%, 03/15/2022	230,000	236,751
Westlake Chemical Corp. 3.60%, 07/15/2022	150,000	153,499
Williams Cos., Inc.
3.90%, 01/15/2025	78,000	82,144
4.85%, 03/01/2048	146,000	159,838
Wisconsin Electric Power Co.
3.10%, 06/01/2025	110,000	114,796
3.65%, 12/15/2042 (G)	40,000	40,624

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
WRKCo, Inc.
3.75%, 03/15/2025	$ 250,000	$ 263,716
3.90%, 06/01/2028	40,000	42,448
WW Grainger, Inc. 4.60%, 06/15/2045	291,000	347,947
Xcel Energy, Inc. 6.50%, 07/01/2036	48,000	64,923
Xylem, Inc. 3.25%, 11/01/2026	33,000	34,169
Zimmer Biomet Holdings, Inc. 3.70%, 03/19/2023	80,000	83,384

		156,334,514

Virgin Islands, British - 0.0% (F)
China Southern Power Grid International Finance BVI Co., Ltd. 3.50%, 05/08/2027 (A)	360,000	375,965

Total Corporate Debt Securities (Cost $198,059,203)		210,160,879

FOREIGN GOVERNMENT OBLIGATIONS - 0.5%
Colombia - 0.1%
Colombia Government International Bond
4.00%, 02/26/2024	200,000	210,768
5.00%, 06/15/2045	200,000	232,300
7.38%, 09/18/2037	100,000	142,000

		585,068

Israel - 0.3%
Israel Government AID Bond Series 2007-Z, Zero Coupon, 08/15/2025	1,000,000	888,963
Israel Government AID Bond, Principal Only STRIPS Series 2, Zero Coupon, 11/01/2024	3,300,000	2,989,513

		3,878,476

Mexico - 0.1%
Mexico Government International Bond
3.75%, 01/11/2028	1,151,000	1,195,889
4.13%, 01/21/2026	200,000	213,600
4.35%, 01/15/2047	100,000	105,500
4.75%, 03/08/2044, MTN	332,000	366,860
5.75%, 10/12/2110, MTN	70,000	82,810

		1,964,659

Panama - 0.0% (F)
Panama Government International Bond 4.50%, 04/16/2050	200,000	236,700

Peru - 0.0% (F)
Peru Government International Bond 5.63%, 11/18/2050 (G)	35,000	51,144

Total Foreign Government Obligations (Cost $6,394,863)		6,716,047

MORTGAGE-BACKED SECURITIES - 7.0%
Cayman Islands - 0.0% (F)
BXMT, Ltd. Series 2017-FL1, Class D, 1-Month LIBOR + 2.70%, 4.44% (B), 06/15/2035 (A)	580,000	579,999

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
United States - 7.0%
Alternative Loan Trust
Series 2004-27CB, Class A1,
6.00%, 12/25/2034	$ 276,242	$ 274,098
Series 2004-28CB, Class 3A1,
6.00%, 01/25/2035	259,558	260,481
Series 2006-41CB, Class 2A13,
5.75%, 01/25/2037	568,886	466,412
Angel Oak Mortgage Trust Series 2019-5, Class B1, 3.96% (B), 10/25/2049 (A)	2,470,000	2,480,940
Angel Oak Mortgage Trust I LLC
Series 2019-4, Class A3,
3.30% (B), 07/26/2049 (A)	821,191	823,657
Series 2019-4, Class B2,
5.66% (B), 07/26/2049 (A)	2,000,000	2,044,211
Arroyo Mortgage Trust Series 2019-1, Class A1, 3.81% (B), 01/25/2049 (A)	618,770	629,415
BAMLL Commercial Mortgage Securities Trust
Series 2012-PARK, Class A,
2.96%, 12/10/2030 (A)	100,000	102,310
Series 2014-520M, Class C,
4.21% (B), 08/15/2046 (A)	150,000	157,067
Banc of America Funding Trust Series 2005-E, Class 4A1, 4.48% (B), 03/20/2035	6,626	6,660
Banc of America Mortgage Trust Series 2003-J, Class 3A2, 4.65% (B), 11/25/2033	27,280	27,975
BANK Series 2019-BN21, Class XA, 1.00% (B), 10/17/2052	11,264,071	778,664
Barclays Commercial Mortgage Trust, Interest Only STRIPS Series 2019-C5, Class XA, 0.90% (B), 11/15/2052	17,903,312	1,169,185
BB-UBS Trust Series 2012-SHOW, Class A, 3.43%, 11/05/2036 (A)	900,000	933,889
BCAP LLC Trust Series 2007-AA2, Class 2A12, 5.50%, 04/25/2037	1,420,344	1,092,161
Bear Stearns Alt-A Trust Series 2004-6, Class 1A, 1-Month LIBOR + 0.64%, 2.43% (B), 07/25/2034	52,860	52,915
Bear Stearns ARM Trust
Series 2003-4, Class 3A1,
4.40% (B), 07/25/2033	17,118	17,551
Series 2006-1, Class A1,
1-Year CMT + 2.25%, 3.84% (B), 02/25/2036	141,843	145,119
Bear Stearns Commercial Mortgage Securities Trust, Interest Only STRIPS Series 2005-PWR8, Class X1, 0.62% (B), 06/11/2041 (A)	13,218	28

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
CD Commercial Mortgage Trust, Interest Only STRIPS Series 2007-CD4, Class XC, 1.30% (B), 12/11/2049 (A)	$ 5,135	$ 211
Chase Mortgage Finance Trust
Series 2007-A1, Class 1A3,
4.57% (B), 02/25/2037	26,676	27,170
Series 2007-A1, Class 8A1,
4.25% (B), 02/25/2037	277,649	289,007
Series 2007-A2, Class 2A1,
4.15% (B), 07/25/2037	12,540	12,636
CHL Mortgage Pass-Through Trust
Series 2004-22, Class A1,
3.84% (B), 11/25/2034	405,951	408,204
Series 2004-3, Class A26,
5.50%, 04/25/2034	25,780	26,421
Series 2004-3, Class A4,
5.75%, 04/25/2034	20,624	21,195
Series 2004-HYB6, Class A3,
3.94% (B), 11/20/2034	266,171	272,610
Series 2005-15, Class A3,
5.75%, 08/25/2035	237,054	208,188
Series 2005-HYB3, Class 2A2A,
4.16% (B), 06/20/2035	496,892	507,673
Series 2006-HYB2, Class 2A1B,
3.98% (B), 04/20/2036	532,214	492,853
Series 2007-2, Class A16,
6.00%, 03/25/2037	570,675	479,903
CIM Trust Series 2019-INV3, Class A11, 1-Month LIBOR + 1.00%, 2.66% (B), 08/25/2049 (A)	3,424,967	3,414,631
Citicorp Mortgage Securities, Inc. Series 2004-3, Class A5, 5.25%, 05/25/2034	50,288	51,340
Citigroup Mortgage Loan Trust Series 2019-IMC1, Class B1, 3.97% (B), 07/25/2049 (A)	1,000,000	998,234
Colt Funding LLC
Series 2018-2, Class A1,
3.47% (B), 07/27/2048 (A)	437,280	438,375
Series 2019-4, Class A1,
2.58% (B), 11/25/2049 (A)	1,515,633	1,513,065
COMM Mortgage Trust
Series 2013-300P, Class A1,
4.35%, 08/10/2030 (A)	500,000	529,262
Series 2013-SFS, Class A2,
2.99% (B), 04/12/2035 (A)	156,000	159,057
Series 2014-CR19, Class A5,
3.80%, 08/10/2047	750,000	795,027
Series 2015-CR25, Class A4,
3.76%, 08/10/2048	437,000	466,029
Series 2018-HOME, Class A,
3.82% (B), 04/10/2033 (A)	1,565,000	1,681,658
Commercial Mortgage Trust Series 2006-GG7, Class AM, 5.62% (B), 07/10/2038	7,739	7,782

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Connecticut Avenue Securities Trust
Series 2019-R02, Class 1M2,
1-Month LIBOR + 2.30%, 4.09% (B), 08/25/2031 (A)	$ 1,000,000	$ 1,009,234
Series 2019-R06, Class 2M2,
1-Month LIBOR + 2.10%, 3.89% (B), 09/25/2039 (A)	1,500,000	1,514,149
Series 2019-R07, Class 1M1,
1-Month LIBOR + 0.77%, 2.56% (B), 10/25/2039 (A)	1,977,362	1,977,944
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-21, Class 1A4,
5.25%, 09/25/2033	16,822	17,174
Series 2003-AR26, Class 2A1,
4.11% (B), 11/25/2033	241,883	243,642
CSFB Mortgage-Backed Pass-Through Certificates Series 2004-4, Class 2A4, 5.50%, 09/25/2034	49,081	50,661
CSMC OA LLC Series 2014-USA, Class D, 4.37%, 09/15/2037 (A)	600,000	589,481
Deephaven Residential Mortgage Trust
Series 2019-3A, Class B1,
4.26% (B), 07/25/2059 (A)	1,000,000	1,009,715
Series 2019-4A, Class A3,
3.05% (B), 10/25/2059 (A)	1,953,296	1,953,958
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2006-AR1, Class 1A3, 1-Month LIBOR + 0.33%, 2.12% (B), 02/25/2036	1,460,209	1,423,138
Ellington Financial Mortgage Trust Series 2018-1, Class A1FX, 4.14% (B), 10/25/2058 (A)	657,102	666,549
FREMF Mortgage Trust Series 2017-K727, Class C, 3.74% (B), 07/25/2024 (A)	860,000	874,219
FWD Securitization Trust Series 2019-INV1, Class M1, 3.48% (B), 06/25/2049 (A)	1,150,000	1,154,695
GCAT Trust Series 2019-NQM2, Class A3, 3.16% (B), 09/25/2059 (A)	1,896,193	1,899,833
GS Mortgage Securities Corp. Trust Series 2012-ALOH, Class A, 3.55%, 04/10/2034 (A)	700,000	715,658
GSMPS Mortgage Loan Trust Series 2005-RP3, Class 1AF, 1-Month LIBOR + 0.35%, 2.14% (B), 09/25/2035 (A)	50,373	44,562
GSR Mortgage Loan Trust
Series 2003-10, Class 1A1,
4.65% (B), 10/25/2033	14,080	14,383
Series 2004-6F, Class 2A4,
5.50%, 05/25/2034	36,053	37,217
Series 2004-8F, Class 2A3,
6.00%, 09/25/2034	9,986	10,209

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Headlands Residential LLC
Series 2017-RPL1, Class A,
3.88% (B), 08/25/2022 (A)	$ 1,120,000	$ 1,124,123
Series 2018-RPL1, Class A,
4.25% (B), 06/25/2023 (A)	1,565,000	1,578,123
Series 2019-RPL1, Class NOTE,
3.97% (B), 06/25/2024 (A)	1,500,000	1,506,615
Homeward Opportunities Fund I Trust
Series 2018-1, Class A1,
3.77% (B), 06/25/2048 (A)	464,078	467,141
Series 2018-2, Class A1,
3.99% (B), 11/25/2058 (A)	916,553	931,341
Series 2019-1, Class M1,
3.95% (B), 01/25/2059 (A)	500,000	505,869
Impac CMB Trust
Series 2004-10, Class 3A1,
1-Month LIBOR + 0.70%, 2.49% (B), 03/25/2035	496,655	480,070
Series 2004-4, Class 1A2,
1-Month LIBOR + 0.62%, 2.41% (B), 09/25/2034	177,925	178,251
Series 2005-4, Class 1A1A,
1-Month LIBOR + 0.54%, 2.33% (B), 05/25/2035	503,467	501,352
Series 2005-4, Class 2A1,
1-Month LIBOR + 0.60%, 2.39% (B), 05/25/2035	26,970	26,268
Series 2005-4, Class 2B1,
1-Month LIBOR + 2.48%, 4.27% (B), 05/25/2035	392,287	386,238
Series 2005-8, Class 1AM,
1-Month LIBOR + 0.70%, 2.49% (B), 02/25/2036	721,522	703,310
Series 2007-A, Class M3,
1-Month LIBOR + 2.25%, 4.04% (B), 05/25/2037 (A)	609,669	590,679
Impac Secured Assets CMN Owner Trust Series 2003-3, Class A1, 4.84% (B), 08/25/2033	34,199	35,126
Impac Secured Assets Trust
Series 2006-1, Class 2A1,
1-Month LIBOR + 0.35%, 2.14% (B), 05/25/2036	37,672	36,577
Series 2006-2, Class 2A1,
1-Month LIBOR + 0.35%, 2.14% (B), 08/25/2036	5,115	5,109
Independence Plaza Trust Series 2018-INDP, Class A, 3.76%, 07/10/2035 (A)	1,035,000	1,080,542
JPMorgan Chase Commercial Mortgage Securities Trust, Interest Only STRIPS Series 2006-LDP8, Class X, 0.30% (B), 05/15/2045	29,154	9
JPMorgan Mortgage Trust
Series 2004-A1, Class 1A1,
3.69% (B), 02/25/2034	8,851	8,919
Series 2006-A2, Class 5A3,
4.09% (B), 11/25/2033	17,412	17,982

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Ladder Capital Commercial Mortgage Trust Series 2013-GCP, Class A2, 3.99%, 02/15/2036 (A)	$ 192,000	$ 208,121
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ, 5.45% (B), 09/15/2039	474,640	252,718
LHOME Mortgage Trust
Series 2019-RTL2, Class A1,
3.84%, 03/25/2024 (A)	855,000	851,605
Series 2019-RTL3, Class A1,
3.87%, 07/25/2024 (A)	1,660,000	1,657,169
MASTR Adjustable Rate Mortgages Trust
Series 2004-13, Class 2A1,
4.61% (B), 04/21/2034	29,485	30,073
Series 2004-13, Class 3A7,
4.70% (B), 11/21/2034	13,455	13,776
Series 2004-13, Class 3A7B,
1-Year CMT + 2.00%, 3.60% (B), 11/21/2034	201,818	206,115
MASTR Alternative Loan Trust Series 2004-4, Class 1A1, 5.50%, 05/25/2034	31,970	32,759
MASTR Alternative Loan Trust, Principal Only STRIPS Series 2003-8, Class 15, Zero Coupon, 11/25/2018	1,675	1,647
MASTR Asset Securitization Trust Series 2003-11, Class 9A6, 5.25%, 12/25/2033	43,005	43,470
MASTR Seasoned Securitization Trust Series 2004-2, Class A2, 6.50% (B), 08/25/2032	56,447	58,732
Merrill Lynch Mortgage Investors Trust
Series 2003-E, Class A1,
1-Month LIBOR + 0.62%, 2.41% (B), 10/25/2028	271,213	273,461
Series 2003-H, Class A1,
1-Month LIBOR + 0.64%, 2.43% (B), 01/25/2029	63,297	63,627
Series 2004-A, Class A1,
1-Month LIBOR + 0.46%, 2.25% (B), 04/25/2029	61,040	59,595
ML-CFC Commercial Mortgage Trust, Interest Only STRIPS Series 2006-4, Class XC, 0.56% (B), 12/12/2049 (A) (I)	30,451	0
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C14, Class A3, 3.67%, 02/15/2047	206,946	208,875
Morgan Stanley Capital I Trust
Series 2006-HQ8, Class D,
5.60% (B), 03/12/2044	251,495	254,429
Series 2007-T27, Class C,
5.95% (B), 06/11/2042 (A)	1,000,000	1,032,621

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Morgan Stanley Capital I Trust, Interest Only STRIPS
Series 2006-IQ12, Class X1,
0.71% (B), 12/15/2043 (A) (I)	$ 40,376	$ 0
Series 2007-HQ11, Class X,
0.22% (B), 02/12/2044 (A)	30,639	37
MortgageIT Trust Series 2005-5, Class A1, 1-Month LIBOR + 0.52%, 2.31% (B), 12/25/2035	170,212	169,441
MRCD Mortgage Trust Series 2019-PARK, Class A, 2.72%, 12/15/2036 (A)	1,230,000	1,235,562
New Residential Mortgage Loan Trust Series 2018-NQM1, Class A1, 3.99% (B), 11/25/2048 (A)	414,646	418,552
OBX Trust
Series 2019-EXP3, Class 2A1A,
1-Month LIBOR + 0.90%, 2.69% (B), 10/25/2059 (A)	1,792,603	1,789,343
Series 2019-EXP3, Class 2A1B,
1-Month LIBOR + 0.90%, 2.69% (B), 10/25/2059 (A)	930,000	915,226
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates Series 2005-5, Class 1APT, 1-Month LIBOR + 0.28%, 2.07% (B), 12/25/2035	635,448	597,522
Opteum Mortgage Acceptance Corp. Trust Series 2006-1, Class 1AC1, 1-Month LIBOR + 0.30%, 2.09% (B), 04/25/2036	518,154	504,245
Provident Funding Mortgage Loan Trust Series 2005-1, Class 2A1, 4.68% (B), 05/25/2035	1,283	1,280
PRPM Series 2019-GS1, Class A2, 4.75% (B), 10/25/2024 (A)	2,426,827	2,424,873
PRPM LLC Series 2019-1A, Class A1, 4.50% (B), 01/25/2024 (A)	737,463	739,345
RALI Trust
Series 2004-QA4, Class NB3,
4.76% (B), 09/25/2034	18,040	18,309
Series 2006-QH1, Class A1,
1-Month LIBOR + 0.19%, 1.98% (B), 12/25/2036	93,756	92,451
RBS Commercial Funding, Inc. Trust Series 2013-SMV, Class A, 3.26%, 03/11/2031 (A)	160,000	163,333
Seasoned Credit Risk Transfer Trust
Series 2018-4, Class MA,
3.50%, 03/25/2058	1,308,460	1,356,035
Series 2019-1, Class MT,
3.50%, 07/25/2058	1,756,374	1,848,173
Series 2019-3, Class MB,
3.50%, 10/25/2058	655,159	685,686
Series 2019-4, Class M55D,
4.00%, 02/25/2059	1,514,197	1,594,285

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Sequoia Mortgage Trust
Series 2003-1, Class 1A,
1-Month LIBOR + 0.76%, 2.52% (B), 04/20/2033	$ 95,742	$ 94,856
Series 2003-2, Class A1,
1-Month LIBOR + 0.66%, 2.42% (B), 06/20/2033	27,385	27,006
Series 2004-11, Class A1,
1-Month LIBOR + 0.60%, 2.36% (B), 12/20/2034	35,366	35,429
Series 2004-5, Class A2,
1-Month LIBOR + 0.52%, 2.28% (B), 06/20/2034	123,755	120,480
Series 2004-8, Class A1,
1-Month LIBOR + 0.70%, 2.46% (B), 09/20/2034	172,880	171,195
Series 2004-9, Class A1,
1-Month LIBOR + 0.68%, 2.44% (B), 10/20/2034	122,882	121,295
Series 2007-3, Class 1A1,
1-Month LIBOR + 0.20%, 1.96% (B), 07/20/2036	216,151	210,119
Series 2010, Class 1A,
1-Month LIBOR + 0.80%, 2.56% (B), 10/20/2027	44,296	44,009
Series 2018-2, Class A4,
3.50% (B), 02/25/2048 (A)	734,977	743,762
STACR Trust
Series 2018-DNA2, Class M2,
1-Month LIBOR + 2.15%, 3.94% (B), 12/25/2030 (A)	2,000,000	2,019,418
Series 2018-DNA3, Class M2,
1-Month LIBOR + 2.10%, 3.89% (B), 09/25/2048 (A)	2,000,000	2,015,962
Series 2018-HRP2, Class M3,
1-Month LIBOR + 2.40%, 4.19% (B), 02/25/2047 (A)	3,000,000	3,071,376
Starwood Mortgage Residential Trust
Series 2019-1, Class A1,
2.94% (B), 06/25/2049 (A)	872,026	871,811
Series 2019-INV1, Class M1,
3.06% (B), 09/27/2049 (A)	1,000,000	983,757
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-1, Class 4A4,
4.39% (B), 02/25/2034	301,277	305,509
Series 2004-12, Class 9A,
4.14% (B), 09/25/2034	359,829	366,903
Series 2004-18, Class 4A1,
3.89% (B), 12/25/2034	122,018	122,862
Series 2004-4, Class 5A,
4.06% (B), 04/25/2034	5,738	6,046
Series 2007-9, Class 1A1,
6-Month LIBOR + 1.50%, 3.41% (B), 10/25/2037	2,319,207	2,276,134

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Structured Asset Mortgage Investments II Trust
Series 2004-AR5, Class 1A1,
1-Month LIBOR + 0.66%, 2.42% (B), 10/19/2034	$ 27,739	$ 27,841
Series 2005-AR5, Class A3,
1-Month LIBOR + 0.25%, 2.01% (B), 07/19/2035	100,530	99,931
Structured Asset Securities Corp. Series 2003-37A, Class 2A, 4.17% (B), 12/25/2033	5,405	5,530
Structured Asset Securities Corp. Mortgage Pass-Through Certificates Series 2003-26A, Class 3A5, 4.30% (B), 09/25/2033	271,789	276,534
Thornburg Mortgage Securities Trust
Series 2003-4, Class A1,
1-Month LIBOR + 0.64%, 2.43% (B), 09/25/2043	60,366	61,019
Series 2004-3, Class A,
1-Month LIBOR + 0.74%, 2.53% (B), 09/25/2034	76,339	75,436
Series 2004-4, Class 3A,
3.65% (B), 12/25/2044	96,976	99,001
Toorak Mortgage Corp., Ltd. Series 2019-2, Class A1, 3.72% (B), 09/25/2022	1,075,000	1,076,775
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 06/10/2030 (A)	174,000	177,941
UBS-Barclays Commercial Mortgage Trust
Series 2012-C2, Class A4,
3.53%, 05/10/2063	104,000	106,735
Series 2012-C2, Class XA,
1.31% (B), 05/10/2063 (A)	518,027	14,182
Series 2013-C6, Class A4,
3.24%, 04/10/2046	286,000	294,232
V.M. Jog Engineering, Ltd. Series 2017, Class A, 1-Month LIBOR + 4.60%, 6.56% (B), 12/15/2020	1,185,000	1,185,000
Velocity Commercial Capital Loan Trust
Series 2018-2, Class A,
4.05% (B), 10/26/2048 (A)	768,085	780,589
Series 2019-3, Class A,
3.03% (B), 10/25/2049 (A)	2,482,936	2,477,479
Verus Securitization Trust
Series 2018-2, Class A1,
3.68% (B), 06/01/2058 (A)	276,460	278,039
Series 2019-4, Class M1,
3.21% (B), 11/25/2059 (A)	2,500,000	2,485,930
VNDO Mortgage Trust
Series 2012-6AVE, Class A,
3.00%, 11/15/2030 (A)	544,235	553,899
Series 2013-PENN, Class A,
3.81%, 12/13/2029 (A)	400,000	403,960
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, Class B, 6.17% (B), 05/15/2046	413,041	415,106

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Wachovia Bank Commercial Mortgage Trust, Interest Only STRIPS Series 2006-C24, Class XC, 0.07% (B), 03/15/2045 (A) (I)	$ 39,795	$ 0
WaMu Mortgage Pass-Through Certificates Trust
Series 2003-AR10, Class A7,
4.19% (B), 10/25/2033	22,487	22,593
Series 2003-AR11, Class A6,
4.13% (B), 10/25/2033	44,380	45,113
Series 2003-AR5, Class A7,
4.67% (B), 06/25/2033	31,394	31,938
Series 2003-AR6, Class A1,
4.70% (B), 06/25/2033	41,677	42,401
Series 2003-AR7, Class A7,
4.43% (B), 08/25/2033	39,359	39,741
Series 2003-S3, Class 1A4,
5.50%, 06/25/2033	25,755	26,391
Series 2004-AR10, Class A3,
1-Month LIBOR + 0.55%, 2.34% (B), 07/25/2044	733,828	732,476
Series 2005-AR10, Class 1A3,
4.14% (B), 09/25/2035	172,687	173,590
Series 2005-AR10, Class 1A4,
4.14% (B), 09/25/2035	858,670	864,205
Series 2006-AR17, Class 1A1A,
12-MTA + 0.81%, 3.14% (B), 12/25/2046	263,039	264,135
Wells Fargo Commercial Mortgage Trust Series 2013-120B, Class A, 2.71% (B), 03/18/2028 (A)	400,000	399,538
Wells Fargo Mortgage-Backed Securities Trust Series 2005-AR14, Class A1, 4.85% (B), 08/25/2035	160,622	160,362
WFRBS Commercial Mortgage Trust
Series 2011-C3, Class A4,
4.38%, 03/15/2044 (A)	100,000	101,713
Series 2012-C6, Class A4,
3.44%, 04/15/2045	200,000	203,329

		97,046,438

Total Mortgage-Backed Securities (Cost $96,795,541)		97,626,437

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.1%
California - 0.0% (F)
City of Los Angeles Department of Airports, Revenue Bonds, Series C, 6.58%, 05/15/2039	25,000	33,173
State of California, General Obligation Unlimited, 7.30%, 10/01/2039	80,000	122,162

		155,335

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New York - 0.1%
Port Authority of New York & New Jersey, Revenue Bonds
4.46%, 10/01/2062	$ 170,000	$ 208,352
5.65%, 11/01/2040	40,000	53,394

		261,746

Ohio - 0.0% (F)
Ohio State University, Revenue Bonds
Series A,
4.05%, 12/01/2056	114,000	131,599
4.80%, 06/01/2111	91,000	115,353

		246,952

Total Municipal Government Obligations (Cost $553,130)		664,033

U.S. GOVERNMENT AGENCY OBLIGATIONS - 18.7%
Federal Home Loan Mortgage Corp.
1-Month LIBOR + 0.55%, 2.29% (B), 07/15/2042 - 03/15/2044	1,263,150	1,263,668
3.00%, 07/01/2033 - 01/15/2044	1,760,579	1,799,321
3.50%, 01/01/2032 - 10/01/2049	10,554,786	10,977,120
4.00%, 06/01/2042 - 12/01/2047	2,204,527	2,331,336
1-Year CMT + 2.25%, 4.29% (B), 02/01/2036	28,364	29,992
12-Month LIBOR + 1.85%, 4.37% (B), 07/01/2040	56,173	59,351
4.50%, 05/01/2041	430,630	467,871
1-Year CMT + 2.43%, 4.84% (B), 12/01/2031	24,057	25,428
5.00%, 02/01/2034	242,235	260,096
6.00%, 01/01/2024 - 01/01/2034	31,198	32,447
6.50%, 12/01/2027 - 11/01/2037	290,952	337,521
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
0.30% (B), 07/25/2023	27,384,685	272,275
2.13% (B), 05/25/2028	4,531,000	669,528
2.17% (B), 07/25/2026	9,730,000	1,153,735
2.25% (B), 07/25/2029	8,000,000	1,375,222
1-Month LIBOR + 0.70%, 2.40% (B), 09/25/2022	126,365	126,341
2.60%, 09/25/2020	5,978	5,980
2.62%, 01/25/2023	1,750,000	1,774,439
2.72%, 07/25/2026	840,000	861,983
2.74%, 09/25/2025	700,000	716,782
2.77%, 05/25/2025	750,000	771,322
2.81%, 09/25/2024	1,478,000	1,512,081
2.84%, 09/25/2022	456,299	464,528
3.12%, 06/25/2027	1,634,000	1,718,958
3.21% (B), 04/25/2028	629,000	658,974
3.24%, 04/25/2027	602,000	638,397
3.30% (B), 11/25/2027	546,000	581,366
3.33%, 05/25/2027	322,000	342,082
3.36%, 12/25/2027	1,360,000	1,448,982
3.39%, 03/25/2024	714,000	749,954
3.49%, 01/25/2024	1,000,000	1,051,692
3.69%, 01/25/2029	1,305,000	1,426,927
3.90% (B), 08/25/2028	1,125,000	1,245,330

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. REMIC
1-Month LIBOR + 0.35%, 2.09% (B), 06/15/2043	$ 903,447	$ 897,215
1-Month LIBOR + 0.40%, 2.14% (B), 04/15/2039	245,766	246,905
1-Month LIBOR + 0.40%, 2.18% (B), 07/15/2037	80,894	80,745
1-Month LIBOR + 0.45%, 2.19% (B), 05/15/2039 - 11/15/2039	310,963	311,621
3.00%, 02/15/2026	4,058	4,060
3.50%, 05/15/2021 - 02/15/2026	2,035,047	2,117,732
4.00%, 12/15/2024 - 12/15/2041	2,095,096	2,215,102
4.50%, 06/15/2025	397,377	415,469
5.00%, 12/15/2022 - 05/15/2041	425,152	467,060
5.30%, 01/15/2033	46,719	52,107
5.50%, 11/15/2023 - 07/15/2037	812,644	921,728
(3.62) * 1-Month LIBOR + 27.21%, 5.50% (B), 05/15/2041	46,959	49,200
(3.67) * 1-Month LIBOR + 27.50%, 5.50% (B), 05/15/2041	96,050	105,334
5.70% (B), 10/15/2038	29,543	32,485
5.75%, 06/15/2035 - 08/15/2035	979,534	1,129,779
5.85%, 09/15/2035	285,611	317,374
6.00%, 04/15/2036	85,532	98,437
6.50%, 02/15/2032	39,986	45,469
(4.44) * 1-Month LIBOR + 24.43%, 16.70% (B), 06/15/2035	51,950	63,614
Federal Home Loan Mortgage Corp. REMIC, Interest Only STRIPS
4.50%, 12/15/2024	545	7
(1.00) * 1-Month LIBOR + 6.37%, 4.63% (B), 10/15/2037	265,180	50,115
5.00%, 10/15/2039	72,421	6,470
Federal Home Loan Mortgage Corp. REMIC, Principal Only STRIPS 04/15/2020 - 01/15/2040	208,455	188,076
Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates 1-Month LIBOR + 0.40%, 2.19% (B), 03/25/2043	491,621	488,946
Federal National Mortgage Association
2.00%, 12/01/2020	500,000	499,964
2.01%, 06/01/2020	2,000,000	1,995,995
1-Month LIBOR + 0.22%, 2.01% (B), 03/25/2045	57,039	56,821
1-Month LIBOR + 0.48%, 2.18% (B), 09/01/2024	896,531	894,221
2.22%, 12/01/2022	1,351,104	1,355,802
1-Month LIBOR + 0.50%, 2.29% (B), 08/25/2042	214,509	213,877
2.38%, 12/01/2022	902,022	909,160
2.39%, 06/01/2025	397,898	400,512
2.45%, 11/01/2022 - 02/01/2023	2,996,724	3,030,794
2.48% (B), 12/25/2026	1,500,000	1,517,387
2.49%, 05/25/2026 - 11/01/2029	1,785,000	1,800,713
2.50%, 04/01/2023	1,000,000	1,012,930
2.52%, 05/01/2023	1,000,000	1,013,864
2.53%, 10/01/2022 - 09/25/2024	2,247,863	2,283,229
2.57%, 01/01/2023	1,874,871	1,900,218

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
2.59%, 10/01/2028	$ 2,435,000	$ 2,470,527
2.64%, 04/01/2023	892,977	907,906
2.67%, 07/01/2022	1,000,000	1,017,680
2.69%, 12/01/2028	2,010,000	2,055,349
2.70%, 07/01/2026	998,518	1,020,938
2.72%, 10/25/2024	1,000,000	1,020,340
2.75%, 03/01/2022	76,773	78,112
1-Month LIBOR + 0.93%, 2.78% (B), 11/25/2022	153,727	154,002
2.79%, 06/01/2023	727,725	742,921
2.81%, 06/01/2023 - 05/01/2027	1,945,472	1,997,340
2.90%, 06/25/2027	1,182,692	1,213,442
2.92%, 08/25/2021 - 12/01/2024	1,224,817	1,261,582
2.93%, 06/01/2030	800,000	828,109
2.94%, 02/01/2027 - 12/01/2028	4,232,879	4,406,816
2.96% (B), 09/25/2027	1,500,000	1,562,737
2.98%, 07/01/2022 - 04/01/2023	2,362,461	2,416,725
3.02% (B), 08/25/2024	955,000	984,225
3.04%, 12/01/2024	1,000,000	1,040,590
3.05% (B), 03/25/2028	740,000	774,342
3.05%, 01/01/2025 - 12/01/2029	6,676,000	7,022,807
3.06% (B), 05/25/2027	930,000	970,136
3.08% (B), 06/25/2027	1,001,000	1,047,940
3.08%, 12/01/2024	931,309	969,491
3.09%, 09/01/2029	2,385,000	2,521,296
3.09% (B), 04/25/2027 - 02/25/2030	1,696,000	1,772,367
3.10%, 09/01/2025	981,580	1,026,044
3.10% (B), 07/25/2024	820,000	849,600
3.11%, 01/01/2022 - 12/01/2024	1,633,545	1,689,135
3.12%, 11/01/2026	965,641	1,011,547
3.12% (B), 04/25/2028	2,500,000	2,622,672
3.13%, 06/01/2030	500,000	525,269
3.14%, 12/01/2026	907,379	950,978
3.15%, 12/01/2024	2,336,554	2,440,313
3.18% (B), 04/25/2029	823,000	865,906
3.20%, 06/01/2030	496,008	522,400
3.21%, 03/01/2029	4,000,000	4,231,367
3.24%, 10/01/2026	908,466	957,058
3.26%, 07/01/2022	1,253,252	1,290,706
3.28%, 08/01/2020	3,553,047	3,552,542
3.29%, 08/01/2026	3,994,420	4,225,968
3.30%, 12/01/2026 - 12/01/2029	4,944,106	5,238,873
3.32%, 04/01/2029	3,000,000	3,191,530
3.34%, 02/01/2027 - 07/01/2030	4,607,617	4,848,431
3.35%, 08/01/2023	649,371	676,303
3.38%, 12/01/2023	1,451,786	1,518,889
3.38% (B), 07/25/2028	1,342,000	1,433,712
3.45%, 01/01/2024 - 04/01/2029	3,069,791	3,266,192
3.48% (B), 01/25/2024	1,161,534	1,214,996
3.50%, 08/01/2032 - 09/01/2049	7,234,134	7,574,216
3.51% (B), 12/25/2023	1,450,007	1,519,018
3.56%, 01/01/2021	358,923	363,433
3.58%, 01/01/2032	1,677,483	1,828,857
3.59%, 12/01/2020	1,251,077	1,259,742
3.63%, 10/01/2029	461,425	500,345
3.63% (B), 11/25/2028	1,980,000	2,155,929
3.66%, 10/01/2028	1,572,478	1,704,274
3.67%, 07/01/2023	925,000	973,792

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
3.73%, 07/01/2022	$ 751,116	$ 772,685
3.76%, 11/01/2023	970,708	1,028,208
3.77%, 12/01/2025	984,500	1,062,142
3.82%, 05/01/2022	620,054	634,799
3.95%, 09/01/2021	98,200	101,385
1-Month LIBOR + 2.20%, 3.99% (B), 01/25/2030	3,838,280	3,904,369
4.00%, 01/01/2035 - 08/01/2048	2,773,032	2,935,139
4.02%, 11/01/2028	361,275	401,683
4.04%, 10/01/2020	400,000	401,839
1-Month LIBOR + 2.35%, 4.14% (B), 01/25/2031	2,350,000	2,383,487
4.25%, 04/01/2021	1,050,000	1,070,119
1-Month LIBOR + 2.50%, 4.29% (B), 05/25/2030	2,483,927	2,521,729
4.33%, 04/01/2021	346,962	353,558
4.48%, 02/01/2021	434,308	441,197
4.50%, 09/01/2040 - 09/01/2049	5,277,960	5,744,361
5.00%, 06/01/2033 - 06/01/2048	2,160,276	2,324,275
5.50%, 03/01/2024 - 03/01/2035	257,012	281,191
6.00%, 08/01/2021 - 09/01/2037	544,286	608,897
1-Month LIBOR + 4.35%, 6.14% (B), 05/25/2029	1,719,407	1,812,547
7.00%, 11/01/2037 - 12/01/2037	19,635	21,769
Federal National Mortgage Association REMIC
1-Month LIBOR + 0.29%, 2.08% (B), 07/25/2036	78,295	77,802
1-Month LIBOR + 0.40%, 2.19% (B), 05/25/2027	101,547	102,054
1-Month LIBOR + 0.50%, 2.29% (B), 05/25/2035 - 10/25/2042	674,587	675,416
1-Month LIBOR + 0.60%, 2.39% (B), 04/25/2040	18,453	18,577
1-Month LIBOR + 0.65%, 2.44% (B), 02/25/2024	41,279	41,520
1-Month LIBOR + 0.90%, 2.69% (B), 03/25/2038	108,357	110,989
3.00%, 05/25/2026 - 01/25/2046	1,117,264	1,140,736
1-Month LIBOR + 1.25%, 3.04% (B), 07/25/2023	73,680	74,822
3.50%, 04/25/2031	882,638	924,092
4.00%, 05/25/2033	113,750	121,328
5.00%, 10/25/2025	63,646	67,252
5.25%, 05/25/2039	30,401	32,096
5.50%, 03/25/2023 - 07/25/2040	528,139	571,276
6.00%, 03/25/2029	16,615	18,339
6.50%, 01/25/2032 - 07/25/2036	74,271	85,580
7.00%, 11/25/2041	70,596	81,521
(3.50) * 1-Month LIBOR + 23.10%, 16.83% (B), 06/25/2035	35,907	40,927
Federal National Mortgage Association REMIC, Interest Only STRIPS
(1.00) * 1-Month LIBOR + 6.53%, 4.74% (B), 01/25/2041	254,087	51,975
(1.00) * 1-Month LIBOR + 6.60%, 4.81% (B), 08/25/2035 - 06/25/2036	281,157	45,846
(1.00) * 1-Month LIBOR + 6.70%, 4.91% (B), 03/25/2036	244,800	48,683

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association REMIC, Principal Only STRIPS 12/25/2034 - 12/25/2043	$ 1,166,316	$ 1,015,024
Federal National Mortgage Association, Principal Only STRIPS
09/25/2024 - 08/25/2032	24,971	23,153
05/15/2030, MTN	400,000	312,991
FREMF Mortgage Trust
3.58% (B), 11/25/2049 (A)	491,000	496,870
3.67% (B), 11/25/2049 (A)	2,000,000	2,032,056
3.68% (B), 01/25/2048 (A)	2,300,000	2,362,651
3.68% (B), 01/25/2048 (A)	1,000,000	1,015,567
3.83% (B), 11/25/2047 (A)	1,000,000	1,051,768
3.84% (B), 07/25/2049 (A)	440,000	455,191
4.07% (B), 11/25/2047 (A)	455,000	474,992
1-Month LIBOR + 2.50%, 4.20% (B), 11/25/2024 (A)	554,734	556,421
Government National Mortgage Association
1.65%, 01/20/2063 - 04/20/2063	791,415	787,387
1-Month LIBOR + 0.34%, 2.11% (B), 12/20/2062	454,590	452,164
1-Month LIBOR + 0.41%, 2.18% (B), 03/20/2063	282,848	281,927
1-Month LIBOR + 0.45%, 2.22% (B), 03/20/2060 - 02/20/2063	527,976	526,727
1-Month LIBOR + 0.47%, 2.24% (B), 03/20/2063 - 08/20/2065	1,730,902	1,727,120
1-Month LIBOR + 0.48%, 2.25% (B), 04/20/2063 - 02/20/2065	2,061,658	2,057,082
1-Month LIBOR + 0.50%, 2.27% (B), 02/20/2061 - 06/20/2067	4,739,054	4,732,100
1-Month LIBOR + 0.52%, 2.29% (B), 10/20/2062 - 09/20/2065	761,414	760,639
1-Month LIBOR + 0.55%, 2.32% (B), 04/20/2062 - 07/20/2062	11,679	11,678
1-Month LIBOR + 0.56%, 2.33% (B), 03/20/2067	1,289,360	1,289,728
1-Month LIBOR + 0.58%, 2.35% (B), 05/20/2066	474,377	474,543
1-Month LIBOR + 0.60%, 2.37% (B), 04/20/2064 - 11/20/2065	2,777,448	2,781,972
1-Month LIBOR + 0.65%, 2.42% (B), 05/20/2061 - 03/20/2064	2,097,005	2,101,757
1-Month LIBOR + 0.69%, 2.46% (B), 02/20/2064	519,728	522,326
1-Month LIBOR + 0.70%, 2.47% (B), 09/20/2063	990,073	993,040
1-Month LIBOR + 1.00%, 2.77% (B), 12/20/2066	425,747	431,688
3.50%, 11/20/2049	2,004,849	2,087,451
4.00%, 09/16/2025	500,000	523,155
4.01% (B), 11/16/2042	146,230	156,828
4.25%, 12/20/2044	651,449	690,824
4.50%, 05/20/2048 - 11/20/2049	4,034,418	4,293,562
4.61% (B), 10/20/2041	414,270	450,113
4.78% (B), 11/20/2042	373,849	410,222
5.00%, 04/20/2041	231,150	290,400
5.25% (B), 07/20/2060	12,107	13,053

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association (continued)
5.50%, 01/16/2033 - 07/20/2037	$ 557,289	$ 624,448
5.86% (B), 12/20/2038	83,878	95,406
6.00%, 02/15/2024 - 09/20/2038	354,667	376,919
(3.50) * 1-Month LIBOR + 23.28%, 17.10% (B), 04/20/2037	38,534	55,450
Government National Mortgage Association, Interest Only STRIPS
1.66% (B), 06/20/2067	2,754,771	242,145
(1.00) * 1-Month LIBOR + 6.60%, 4.84% (B), 05/20/2041	85,342	14,089
7.50%, 04/20/2031	5,440	285
Government National Mortgage Association, Principal Only STRIPS 02/17/2033 - 01/20/2038	28,772	27,241
Residual Funding Corp., Principal Only STRIPS 07/15/2020 - 10/15/2020	5,225,000	5,175,550
Seasoned Loans Structured Transaction Series 2018-1, Class A1, 3.50%, 06/25/2028	5,084,251	5,252,789
Tennessee Valley Authority
4.25%, 09/15/2065	264,000	343,650
4.63%, 09/15/2060	155,000	212,757
5.88%, 04/01/2036	874,000	1,240,473
Tennessee Valley Authority, Principal Only STRIPS Zero Coupon, 07/15/2028	1,000,000	817,848

Total U.S. Government Agency Obligations (Cost $253,449,080)		258,888,753

U.S. GOVERNMENT OBLIGATIONS - 14.5%
U.S. Treasury - 14.4%
U.S. Treasury Bond
2.25%, 08/15/2046	1,132,000	1,102,904
2.25%, 08/15/2049 (G)	260,000	252,931
2.50%, 02/15/2045	2,800,000	2,863,656
2.75%, 08/15/2042 - 11/15/2042	1,948,000	2,084,443
2.88%, 05/15/2043	3,580,000	3,908,493
3.00%, 02/15/2048	11,270,000	12,701,642
3.13%, 02/15/2043 - 05/15/2048	1,954,000	2,229,830
3.38%, 05/15/2044	2,100,000	2,490,469
3.63%, 08/15/2043 - 02/15/2044	5,270,000	6,481,865
3.75%, 11/15/2043	2,973,000	3,725,424
4.25%, 05/15/2039 - 11/15/2040	1,750,000	2,317,246
4.38%, 02/15/2038 - 05/15/2041	4,923,000	6,587,762
4.50%, 02/15/2036 - 05/15/2038	10,899,000	14,510,211
4.75%, 02/15/2037	450,000	619,998
8.75%, 08/15/2020	1,000,000	1,042,656
U.S. Treasury Bond, Principal Only STRIPS
02/15/2021 - 02/15/2035	57,148,000	50,710,945
05/15/2022 - 08/15/2022 (G)	3,530,000	3,390,019
U.S. Treasury Note
1.13%, 09/30/2021	2,490,000	2,469,963
1.63%, 08/15/2022 - 02/15/2026	2,684,400	2,682,832
1.75%, 11/30/2021 - 05/15/2023	16,859,000	16,921,334
1.88%, 11/30/2021	2,100,000	2,112,223

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Note (continued)
2.00%, 01/31/2020 (J)	$ 7,369,000	$ 7,370,949
2.00%, 02/28/2021 - 11/15/2026	6,506,000	6,560,122
2.13%, 08/15/2021 - 05/15/2025	9,105,000	9,230,546
2.25%, 11/15/2024 - 11/15/2025	297,000	304,838
2.38%, 12/31/2020	245,000	246,732
2.50%, 08/15/2023 - 05/15/2024	1,511,000	1,556,800
2.63%, 05/15/2021	5,289,700	5,362,433
2.75%, 05/31/2023 - 02/15/2024	2,209,000	2,301,972
2.88%, 04/30/2025 - 05/15/2049	19,109,000	20,753,322
3.13%, 05/15/2021	3,350,000	3,418,439
3.63%, 02/15/2021	1,750,000	1,788,281

		200,101,280

U.S. Treasury Inflation-Protected Securities - 0.1%
U.S. Treasury Inflation-Indexed Bond 2.50%, 01/15/2029	59,927	72,222
U.S. Treasury Inflation-Indexed Note
0.13%, 01/15/2022	1,201,735	1,201,092
1.38%, 01/15/2020	90,438	90,438

		1,363,752

Total U.S. Government Obligations (Cost $193,083,346)		201,465,032

	Shares	Value
COMMON STOCKS - 22.5%
Argentina - 0.0% (F)
MercadoLibre, Inc. (K)	55	31,457

Australia - 0.3%
Australia & New Zealand Banking Group, Ltd.	40,986	708,406
BHP Group, Ltd.	36,174	987,988
Commonwealth Bank of Australia (G)	2,920	163,724
CSL, Ltd.	2,754	532,939
Dexus, REIT	47,888	393,183
Goodman Group, REIT	44,238	415,059
Macquarie Group, Ltd.	703	68,006
National Australia Bank, Ltd.	4,317	74,615
Westpac Banking Corp.	8,487	144,308

		3,488,228

Austria - 0.0% (F)
Erste Group Bank AG (K)	15,536	583,566

Belgium - 0.1%
Anheuser-Busch InBev SA	10,759	877,491

Bermuda - 0.0% (F)
RenaissanceRe Holdings, Ltd.	475	93,110
Third Point Reinsurance, Ltd. (K)	900	9,468

		102,578

Brazil - 0.1%
Ambev SA	46,604	216,955
B3 SA - Brasil Bolsa Balcao	13,142	141,179
Banco do Brasil SA	11,327	149,500
Cogna Educacao	18,676	53,329
CVC Brasil Operadora e Agencia de Viagens SA	3,596	39,297
Equatorial Energia SA	15,365	87,421

	Shares	Value
COMMON STOCKS (continued)
Brazil (continued)
Localiza Rent a Car SA	8,445	$ 99,990
Lojas Renner SA	11,542	161,983
Raia Drogasil SA	2,645	73,679
TIM Participacoes SA, ADR (G)	5,682	108,583
Vale SA, ADR	22,124	292,037

		1,423,953

Canada - 0.1%
Lululemon Athletica, Inc. (K)	1,630	377,622
Magna International, Inc.	4,064	222,870
Mercer International, Inc.	550	6,765
Shopify, Inc., Class A (K)	620	246,499

		853,756

Cayman Islands - 0.0% (F)
Trip.Com Group, Ltd., ADR (K)	3,410	114,371

Chile - 0.0% (F)
Banco Santander Chile, ADR	2,273	52,438
Cencosud SA	17,488	23,044
Cia Cervecerias Unidas SA, ADR (G)	1,424	27,014

		102,496

China - 0.8%
51job, Inc., ADR (K)	932	79,127
Alibaba Group Holding, Ltd., ADR (K)	10,496	2,226,202
ANTA Sports Products, Ltd.	4,000	35,805
Baidu, Inc., ADR (K)	1,505	190,232
Bank of China, Ltd., H Shares	640,000	273,501
Baoshan Iron & Steel Co., Ltd., A Shares	104,300	85,947
Beijing Shiji Information Technology Co., Ltd., A Shares	7,400	41,432
BOE Technology Group Co., Ltd., A Shares	47,100	30,698
CGN Power Co., Ltd., H Shares (A)	270,000	72,071
China Conch Venture Holdings, Ltd.	18,000	78,539
China Construction Bank Corp., H Shares	707,000	610,617
China Lesso Group Holdings, Ltd.	39,000	49,999
China Life Insurance Co., Ltd., H Shares	79,000	219,492
China Merchants Bank Co., Ltd., H Shares	45,000	231,286
China Merchants Shekou Industrial Zone Holdings Co., Ltd., A Shares	35,300	100,695
China Oilfield Services, Ltd., H Shares	70,000	109,775
China Pacific Insurance Group Co., Ltd., H Shares	27,000	106,374
China Petroleum & Chemical Corp., H Shares	276,000	166,118
China Shenhua Energy Co., Ltd., H Shares	56,500	118,042
China Vanke Co., Ltd., H Shares	35,400	151,053
CNOOC, Ltd.	62,000	103,117
Country Garden Holdings Co., Ltd.	109,000	174,572
Country Garden Services Holdings Co., Ltd.	22,000	74,112
CSPC Pharmaceutical Group, Ltd.	52,000	123,989
ENN Energy Holdings, Ltd.	8,500	92,883
Fosun International, Ltd.	33,500	48,838
GDS Holdings, Ltd., ADR (K)	1,480	76,338
Greentown Service Group Co., Ltd.	34,000	37,132
Hangzhou Robam Appliances Co., Ltd., A Shares	15,900	77,175
Huayu Automotive Systems Co., Ltd., A Shares	10,500	39,177
Industrial & Commercial Bank of China, Ltd., H Shares	554,000	426,575

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
China (continued)
Inner Mongolia Yili Industrial Group Co., Ltd., A Shares	9,000	$ 39,976
Innovent Biologics, Inc. (A) (K)	15,000	51,108
JD.com, Inc., ADR (K)	5,079	178,933
Jiangsu Hengrui Medicine Co., Ltd., A Shares	6,800	85,438
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., A Shares	5,200	82,490
Jointown Pharmaceutical Group Co., Ltd., A Shares	26,400	53,629
Kingdee International Software Group Co., Ltd.	64,000	63,981
Kweichow Moutai Co., Ltd., A Shares	600	101,899
Laobaixing Pharmacy Chain JSC, A Shares	5,800	53,356
Longfor Group Holdings, Ltd. (A)	29,500	138,181
Midea Group Co., Ltd., A Shares	11,800	98,676
NARI Technology Co., Ltd., A Shares	20,500	62,333
NetEase, Inc., ADR	674	206,675
PetroChina Co., Ltd., H Shares	140,000	70,249
PICC Property & Casualty Co., Ltd., H Shares	98,000	118,094
Ping An Bank Co., Ltd., A Shares	39,200	92,574
Ping An Insurance Group Co. of China, Ltd., H Shares	45,500	537,781
Postal Savings Bank of China Co., Ltd., H Shares (A)	169,000	114,947
SAIC Motor Corp., Ltd., A Shares	26,600	91,076
Shenzhou International Group Holdings, Ltd.	9,300	135,938
Sinopharm Group Co., Ltd., H Shares	30,000	109,531
Sunny Optical Technology Group Co., Ltd.	8,700	150,614
Suofeiya Home Collection Co., Ltd., A Shares	38,600	116,093
Tencent Holdings, Ltd.	36,400	1,754,532
Vipshop Holdings, Ltd., ADR (K)	3,579	50,714
Weifu High-Technology Group Co., Ltd., A Shares	25,800	70,559
Wuxi Biologics Cayman, Inc. (A) (K)	10,000	126,599
Xinyangfeng Agricultural Technology Co., Ltd., A Shares	41,800	47,407
Yonyou Network Technology Co., Ltd., A Shares	21,900	89,289
Yum China Holdings, Inc.	4,054	194,633
Zhejiang Chint Electrics Co., Ltd., A Shares	15,899	61,170
Zhejiang Supor Co., Ltd., A Shares	6,800	74,954
Zhejiang Weixing New Building Materials Co., Ltd., A Shares	40,300	76,195

		11,550,537

Colombia - 0.0% (F)
Bancolombia SA	4,345	58,158
Ecopetrol SA, ADR	1,930	38,523

		96,681

Czech Republic - 0.0% (F)
Komercni banka as	2,021	74,012
Moneta Money Bank AS (A)	17,313	64,961

		138,973

Denmark - 0.1%
Chr Hansen Holding A/S	3,444	273,686
Novo Nordisk A/S, Class B	23,221	1,345,630

		1,619,316

	Shares	Value
COMMON STOCKS (continued)
Finland - 0.0% (F)
Nokia OYJ (K)	35,483	$ 131,247
Wartsila OYJ Abp	40,267	445,090

		576,337

France - 0.9%
Air Liquide SA	9,073	1,284,361
Airbus SE	5,715	836,444
Alstom SA	12,440	589,275
AXA SA	10,202	287,348
BNP Paribas SA	17,909	1,061,277
Capgemini SE	2,749	335,799
LVMH Moet Hennessy Louis Vuitton SE	963	447,418
Natixis SA	28,764	127,703
Orange SA	28,429	418,381
Pernod Ricard SA	4,386	784,212
Renault SA	10,199	482,548
Safran SA	4,391	677,979
Sanofi	12,845	1,291,266
Schneider Electric SE	8,728	895,803
Sodexo SA	1,125	133,321
Thales SA	4,643	481,849
TOTAL SA	22,877	1,262,528
Unibail-Rodamco-Westfield, REIT	1,555	245,328
Vinci SA	5,364	595,663

		12,238,503

Germany - 0.5%
adidas AG	1,458	473,950
Allianz SE	758	185,731
BASF SE	2,387	179,828
Bayer AG	6,339	515,339
Brenntag AG	10,771	584,399
Daimler AG	14,733	814,503
Deutsche Bank AG	11,957	92,649
Deutsche Boerse AG	3,508	550,099
Deutsche Post AG	17,953	682,648
Deutsche Telekom AG	44,845	732,865
Infineon Technologies AG	24,369	550,602
SAP SE	10,849	1,460,255
Siemens AG	2,154	281,294

		7,104,162

Greece - 0.0% (F)
OPAP SA	3,029	39,379

Hong Kong - 0.3%
AIA Group, Ltd.	110,400	1,158,929
Beijing Enterprises Holdings, Ltd.	7,500	34,409
China Everbright International, Ltd.	95,000	76,197
China Gas Holdings, Ltd.	28,000	104,924
China Mobile, Ltd.	30,000	252,172
China Overseas Land & Investment, Ltd.	48,000	186,954
China Resources Land, Ltd.	32,000	159,337
China State Construction International Holdings, Ltd.	30,000	27,258
China Unicom Hong Kong, Ltd.	122,000	114,918
CK Asset Holdings, Ltd.	43,000	310,403
CK Hutchison Holdings, Ltd.	34,000	324,192
Far East Horizon, Ltd.	37,000	34,662
Geely Automobile Holdings, Ltd.	58,000	113,435
Haier Electronics Group Co., Ltd.	17,000	53,123

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Hong Kong (continued)
Hong Kong Exchanges & Clearing, Ltd.	20,200	$ 655,852
Hutchison China MediTech, Ltd., ADR (K)	1,562	39,159
Kunlun Energy Co., Ltd.	76,000	67,102
Techtronic Industries Co., Ltd.	6,000	48,933

		3,761,959

Hungary - 0.0% (F)
OTP Bank Nyrt	3,357	175,772
Richter Gedeon Nyrt	2,002	43,527

		219,299

India - 0.0% (F)
HDFC Bank, Ltd., ADR	1,608	101,899
ICICI Bank, Ltd., ADR	5,567	84,006
Infosys, Ltd., ADR	24,331	251,096

		437,001

Indonesia - 0.1%
Astra International Tbk PT	192,000	95,634
Bank Central Asia Tbk PT	100,900	242,665
Bank Rakyat Indonesia Persero Tbk PT	574,500	181,844
Hanjaya Mandala Sampoerna Tbk PT	272,000	41,083
Telekomunikasi Indonesia Persero Tbk PT	453,800	130,004
United Tractors Tbk PT	14,200	21,986

		713,216

Ireland - 0.2%
Accenture PLC, Class A	2,740	576,962
CRH PLC (K)	4,474	179,009
Endo International PLC (K)	12,925	60,618
Jazz Pharmaceuticals PLC (K)	2,321	346,479
Medtronic PLC	12,664	1,436,731
Ryanair Holdings PLC, ADR (K)	6,841	599,340
STERIS PLC	975	148,610

		3,347,749

Italy - 0.2%
Assicurazioni Generali SpA	21,254	438,784
Enel SpA	177,156	1,407,296
FinecoBank Banca Fineco SpA	36,938	443,101
UniCredit SpA	4,470	65,338

		2,354,519

Japan - 1.5%
Asahi Group Holdings, Ltd. (G)	1,800	82,117
Bridgestone Corp. (G)	11,800	438,371
Central Japan Railway Co.	2,500	502,672
Daicel Corp.	34,500	329,832
Daikin Industries, Ltd.	5,800	818,321
DMG Mori Co., Ltd. (G)	29,200	446,766
Electric Power Development Co., Ltd., Class C	5,900	143,208
Hitachi, Ltd.	9,000	379,762
Honda Motor Co., Ltd. (G)	29,500	834,895
Japan Airlines Co., Ltd.	10,200	317,586
Japan Tobacco, Inc. (G)	16,200	361,204
Kao Corp.	10,500	865,988
Keyence Corp.	600	210,683
Mabuchi Motor Co., Ltd. (G)	11,400	430,413
Marui Group Co., Ltd.	19,900	485,212
Mitsubishi Corp.	21,300	564,266
Mitsubishi UFJ Financial Group, Inc.	153,300	828,791
Mitsui Fudosan Co., Ltd.	21,500	525,458

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Nintendo Co., Ltd.	2,300	$ 919,908
Nippon Telegraph & Telephone Corp.	34,600	874,470
Nitori Holdings Co., Ltd.	2,200	347,273
Nomura Research Institute, Ltd.	6,400	136,871
Olympus Corp.	10,800	166,457
Otsuka Corp.	14,700	587,043
Otsuka Holdings Co., Ltd.	15,100	673,071
Panasonic Corp.	37,200	348,905
Persol Holdings Co., Ltd.	10,500	196,782
Renesas Electronics Corp. (G) (K)	31,000	211,790
Ryohin Keikaku Co., Ltd.	14,900	347,264
Seven & i Holdings Co., Ltd.	15,100	553,497
Sony Corp.	7,800	529,602
Sumitomo Electric Industries, Ltd.	20,400	306,370
Sumitomo Mitsui Financial Group, Inc. (G)	20,000	738,707
T&D Holdings, Inc.	44,800	566,528
Tokio Marine Holdings, Inc.	14,100	789,442
Tokyo Gas Co., Ltd.	7,900	191,961
Tokyu Corp.	38,900	719,366
Toray Industries, Inc.	39,000	264,245
Toyota Motor Corp.	22,400	1,578,337
West Japan Railway Co.	4,200	363,273
Yamato Holdings Co., Ltd.	7,800	132,987

		20,109,694

Luxembourg - 0.0% (F)
ArcelorMittal SA	10,066	176,614

Malaysia - 0.0% (F)
CIMB Group Holdings Bhd.	48,300	60,810
IHH Healthcare Bhd., Class A	37,600	50,280
Petronas Chemicals Group Bhd.	49,600	89,124
Public Bank Bhd.	25,300	120,238
Tenaga Nasional Bhd.	27,100	87,849

		408,301

Mexico - 0.1%
Alfa SAB de CV, Class A	53,781	44,544
America Movil SAB de CV, Series L	274,659	219,349
Banco Santander SA, B Shares	44,822	61,161
Fomento Economico Mexicano SAB de CV, ADR	1,753	165,676
Grupo Aeroportuario del Pacifico SAB de CV, B Shares	6,932	82,399
Grupo Aeroportuario del Sureste SAB de CV, Class B	5,391	101,003
Grupo Financiero Banorte SAB de CV, Class O	29,970	167,322
Grupo Mexico SAB de CV, Series B	48,269	132,700
Wal-Mart de Mexico SAB de CV	54,618	156,798

		1,130,952

Netherlands - 0.4%
Akzo Nobel NV	6,633	674,383
ASML Holding NV	4,477	1,324,262
Heineken NV	2,565	273,100
ING Groep NV	51,011	611,557
Koninklijke Philips NV	5,916	288,798
NXP Semiconductors NV	5,869	746,889
Prosus NV (K)	1,572	117,313
Royal Dutch Shell PLC, A Shares	22,935	678,986
Royal Dutch Shell PLC, B Shares	24,054	713,548

		5,428,836

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Norway - 0.1%
Telenor ASA	37,124	$ 665,473

Peru - 0.0% (F)
Credicorp, Ltd.	768	163,684

Philippines - 0.0% (F)
Ayala Corp.	3,210	49,720
Ayala Land, Inc.	72,600	65,116
International Container Terminal Services, Inc.	18,450	46,759

		161,595

Poland - 0.0% (F)
Bank Polska Kasa Opieki SA	4,148	109,771
CCC SA	1,148	33,283
CD Projekt SA	728	53,682
Dino Polska SA (A) (K)	1,296	49,174
Polski Koncern Naftowy Orlen SA	3,454	78,128

		324,038

Puerto Rico - 0.0% (F)
EVERTEC, Inc.	2,500	85,100
First BanCorp	8,325	88,161
OFG Bancorp	575	13,576

		186,837

Qatar - 0.0% (F)
Qatar National Bank QPSC	24,464	138,345

Republic of Korea - 0.3%
BGF retail Co., Ltd. (K)	257	37,668
Hana Financial Group, Inc.	4,482	142,564
Hyundai Glovis Co., Ltd. (K)	395	48,737
Hyundai Mobis Co., Ltd.	795	175,886
Hyundai Motor Co.	1,719	179,046
Industrial Bank of Korea (K)	3,110	31,701
KB Financial Group, Inc. (K)	4,567	188,151
Kia Motors Corp.	3,215	122,783
KIWOOM Securities Co., Ltd. (K)	487	33,342
Korea Electric Power Corp. (K)	2,054	49,281
KT&G Corp. (K)	1,529	123,708
LG Chem, Ltd.	518	141,960
LG Household & Health Care, Ltd.	65	70,606
Lotte Chemical Corp.	424	81,918
Mando Corp. (K)	1,828	55,453
NAVER Corp.	1,020	164,113
NCSoft Corp.	263	122,717
POSCO	802	163,018
S-Oil Corp.	1,282	105,293
Samsung Electronics Co., Ltd.	34,495	1,662,205
Samsung SDI Co., Ltd. (K)	686	139,747
Shinhan Financial Group Co., Ltd. (K)	4,693	175,954
SK Holdings Co., Ltd.	454	102,422
SK Hynix, Inc. (K)	3,968	322,748
SK Innovation Co., Ltd.	765	99,004
Woori Financial Group, Inc.	3,354	33,580

		4,573,605

Republic of South Africa - 0.1%
Absa Group, Ltd.	10,560	112,567
Bid Corp., Ltd.	6,180	145,702
Bidvest Group, Ltd.	8,099	118,409
Capitec Bank Holdings, Ltd.	894	92,309
Clicks Group, Ltd.	6,324	115,856

	Shares	Value
COMMON STOCKS (continued)
Republic of South Africa (continued)
FirstRand, Ltd.	32,523	$ 145,826
Mr Price Group, Ltd.	7,300	95,120
MTN Group, Ltd. (G)	5,107	30,078
Naspers, Ltd., N Shares	1,956	319,919
Pick n Pay Stores, Ltd.	12,531	57,162
Sappi, Ltd.	9,624	30,007
Shoprite Holdings, Ltd.	4,133	37,157
SPAR Group, Ltd.	5,688	80,211
Vodacom Group, Ltd.	13,299	109,480

		1,489,803

Russian Federation - 0.1%
Alrosa PJSC (C) (K)	67,150	91,227
Gazprom PJSC, ADR (G)	28,702	235,930
Lukoil PJSC, ADR	3,432	338,773
Magnitogorsk Iron & Steel Works (C) (K)	80,878	54,698
MMC Norilsk Nickel PJSC, ADR (G)	1,998	60,919
Mobile TeleSystems PJSC, ADR (G)	5,739	58,251
Moscow Exchange PJSC (C) (K)	57,408	99,663
Novatek PJSC, GDR	260	52,780
Rosneft Oil Co. PJSC, GDR	6,408	46,189
Sberbank of Russia PJSC, ADR (G)	21,398	350,927
Severstal PJSC, GDR	5,472	82,846
Tatneft PJSC, ADR	1,114	82,046
X5 Retail Group NV, GDR	2,924	100,878

		1,655,127

Saudi Arabia - 0.1%
Al Rajhi Bank	12,800	223,155
Alinma Bank	15,116	102,149
Almarai Co. JSC	4,676	61,702
Bupa Arabia for Cooperative Insurance Co.	1,314	35,868
Mouwasat Medical Services Co.	2,099	49,239
National Commercial Bank	10,260	134,701
Saudi Basic Industries Corp.	4,920	123,154
Saudi Telecom Co.	2,884	78,264

		808,232

Singapore - 0.1%
BOC Aviation, Ltd. (A)	3,700	37,630
DBS Group Holdings, Ltd.	38,000	731,210
Kulicke & Soffa Industries, Inc.	2,625	71,400
United Overseas Bank, Ltd.	3,600	70,691

		910,931

Spain - 0.2%
Banco Santander SA	84,376	353,024
Bankia SA	137,582	293,605
Iberdrola SA	105,537	1,086,736
Industria de Diseno Textil SA	27,916	984,806
Telefonica SA	20,767	145,054

		2,863,225

Sweden - 0.1%
Lundin Petroleum AB	18,380	624,082
Spotify Technology SA (K)	2,380	355,929
Svenska Handelsbanken AB, A Shares	62,768	676,027

		1,656,038

Switzerland - 0.7%
Cie Financiere Richemont SA	9,573	748,139
Credit Suisse Group AG (K)	30,818	416,588

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Switzerland (continued)
Garmin, Ltd.	3,290	$ 320,972
Garrett Motion, Inc. (K)	975	9,740
LafargeHolcim, Ltd. (K)	14,281	792,274
Nestle SA	25,442	2,754,483
Novartis AG	18,364	1,738,879
Roche Holding AG	6,302	2,048,167
Swiss Re AG	6,000	674,054
Zurich Insurance Group AG	623	255,554

		9,758,850

Taiwan - 0.3%
Advantech Co., Ltd.	7,000	70,521
ASE Technology Holding Co., Ltd.	21,000	58,285
Catcher Technology Co., Ltd.	14,000	106,015
Chailease Holding Co., Ltd.	27,810	128,024
China Life Insurance Co., Ltd. (K)	102,000	87,107
CTBC Financial Holding Co., Ltd.	237,000	177,096
Delta Electronics, Inc.	32,000	161,724
E.Sun Financial Holding Co., Ltd.	157,656	146,733
Formosa Chemicals & Fibre Corp.	18,000	52,540
Formosa Plastics Corp.	55,000	183,107
Fubon Financial Holding Co., Ltd.	87,000	134,663
Global Unichip Corp.	5,000	40,197
Globalwafers Co., Ltd.	5,000	63,799
Hiwin Technologies Corp.	5,000	46,869
Hon Hai Precision Industry Co., Ltd.	40,000	121,160
Inventec Corp.	84,000	64,029
Largan Precision Co., Ltd.	1,000	166,794
MediaTek, Inc.	8,000	118,357
Nanya Technology Corp.	24,000	66,771
Quanta Computer, Inc.	44,000	94,379
Taiwan Mobile Co., Ltd.	19,000	70,988
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	29,094	1,690,361
Uni-President Enterprises Corp.	57,000	141,088
Vanguard International Semiconductor Corp.	41,000	108,460
Yuanta Financial Holding Co., Ltd.	147,000	99,056

		4,198,123

Thailand - 0.1%
Fabrinet (K)	1,425	92,397
Kasikornbank PCL	21,800	109,496
Minor International PCL	73,500	88,336
PTT Exploration & Production PCL	28,800	121,459
PTT Global Chemical PCL	16,300	30,971
PTT PCL	120,600	178,971
Siam Cement PCL	10,700	138,324
Thai Oil PCL	41,300	96,171

		856,125

Turkey - 0.0% (F)
BIM Birlesik Magazalar AS	8,606	67,500
Eregli Demir VE Celik Fabrikalari TAS	54,374	82,626
Ford Otomotiv Sanayi AS	3,567	42,481
KOC Holding AS	16,109	55,023
Tofas Turk Otomobil Fabrikasi AS	12,169	54,944
Turkcell Iletisim Hizmetleri AS	19,675	45,640

		348,214

	Shares	Value
COMMON STOCKS (continued)
United Arab Emirates - 0.0% (F)
DP World PLC	2,711	$ 35,514

United Kingdom - 1.2%
3i Group PLC	55,055	800,726
AstraZeneca PLC	4,326	435,898
Aviva PLC	35,211	195,284
Barratt Developments PLC	45,554	450,505
BP PLC	205,802	1,285,607
British American Tobacco PLC	25,255	1,081,026
Burberry Group PLC	14,007	409,108
Cardtronics PLC, Class A (K)	500	22,325
Delphi Technologies PLC (K)	1,150	14,754
Diageo PLC	7,142	302,777
Dixons Carphone PLC	138,329	264,218
Ferguson PLC	5,023	455,762
GlaxoSmithKline PLC	43,580	1,026,947
HSBC Holdings PLC	93,118	730,074
IHS Markit, Ltd. (K)	4,630	348,870
InterContinental Hotels Group PLC	14,091	972,070
ITV PLC	173,377	346,779
Janus Henderson Group PLC	1,815	44,377
Linde PLC	1,699	361,717
LivaNova PLC (K)	500	37,715
Lloyds Banking Group PLC	453,988	375,845
M&G PLC (K)	133,783	420,340
Mondi PLC	1,365	31,800
nVent Electric PLC	1,900	48,602
Prudential PLC	51,655	991,438
RELX PLC	21,158	534,033
Rio Tinto PLC	3,951	235,664
Rio Tinto, Ltd.	9,738	686,098
SSE PLC	35,409	674,696
Standard Chartered PLC	75,757	714,877
Taylor Wimpey PLC	164,148	420,510
Unilever NV	17,196	988,163
Vodafone Group PLC	63,171	122,803
Whitbread PLC	4,251	272,872

		16,104,280

United States - 13.4%
8x8, Inc. (K)	1,200	21,960
Aaron’s, Inc.	775	44,260
AbbVie, Inc.	12,355	1,093,912
Abercrombie & Fitch Co., Class A	800	13,832
ABM Industries, Inc.	775	29,225
Acadia Healthcare Co., Inc. (K)	5,877	195,234
ACI Worldwide, Inc. (K)	1,400	53,039
Acorda Therapeutics, Inc. (K)	1,500	3,060
Acuity Brands, Inc.	451	62,238
Adient PLC (K)	1,075	22,844
ADTRAN, Inc.	2,575	25,467
Advanced Energy Industries, Inc. (K)	475	33,820
Advanced Micro Devices, Inc. (K)	34,701	1,591,388
AdvanSix, Inc. (K)	300	5,988
AECOM (K)	3,350	144,485
Aegion Corp. (K)	300	6,711
Aerojet Rocketdyne Holdings, Inc. (K)	850	38,811
AGCO Corp.	775	59,869
Agree Realty Corp., REIT	600	42,102

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
AK Steel Holding Corp. (G) (K)	3,600	$ 11,844
Albany International Corp., Class A	325	24,674
Alexander & Baldwin, Inc.	850	17,816
Alexion Pharmaceuticals, Inc. (K)	3,194	345,431
Alleghany Corp. (K)	200	159,914
Allegheny Technologies, Inc. (G) (K)	1,450	29,957
Allegiant Travel Co. (G)	150	26,106
Allergan PLC	1,293	247,183
ALLETE, Inc.	1,325	107,550
Allscripts Healthcare Solutions, Inc. (K)	2,175	21,348
Allstate Corp.	2,799	314,748
Alphabet, Inc., Class A (K)	1,626	2,177,848
Alphabet, Inc., Class C (K)	3,197	4,274,453
Altice USA, Inc., Class A (K)	6,939	189,712
Altria Group, Inc.	8,366	417,547
Amazon.com, Inc. (K)	3,166	5,850,261
AMC Networks, Inc., Class A (K)	925	36,538
Amedisys, Inc. (K)	350	58,422
American Assets Trust, Inc., REIT	1,700	78,030
American Axle & Manufacturing Holdings, Inc. (K)	1,575	16,947
American Campus Communities, Inc., REIT	2,325	109,345
American Eagle Outfitters, Inc.	3,200	47,040
American Equity Investment Life Holding Co.	1,000	29,930
American Express Co.	6,331	788,146
American Financial Group, Inc.	1,575	172,699
American International Group, Inc.	11,558	593,272
American Public Education, Inc. (K)	925	25,336
American States Water Co.	400	34,656
American Woodmark Corp. (K)	175	18,289
Ameriprise Financial, Inc.	1,467	244,373
Ameris Bancorp	350	14,889
AMETEK, Inc.	3,720	371,033
Amgen, Inc.	2,807	676,683
AMN Healthcare Services, Inc. (K)	550	34,271
Amphenol Corp., Class A	2,964	320,794
Analog Devices, Inc.	8,877	1,054,943
Anixter International, Inc. (K)	325	29,933
Anthem, Inc.	3,734	1,127,780
Apergy Corp. (K)	925	31,247
Apogee Enterprises, Inc.	325	10,563
Apple, Inc.	28,511	8,372,255
Applied Industrial Technologies, Inc.	450	30,011
AptarGroup, Inc.	200	23,124
Aqua America, Inc.	125	5,868
ArcBest Corp.	2,600	71,760
Archrock, Inc.	1,525	15,311
Arcosa, Inc.	600	26,730
Arista Networks, Inc. (K)	929	188,959
Armada Hoffler Properties, Inc., REIT	5,675	104,136
ARMOUR Residential, Inc., REIT	725	12,956
Arrow Electronics, Inc. (K)	2,300	194,902
Arrowhead Pharmaceuticals, Inc. (G) (K)	2,125	134,789
Arthur J. Gallagher & Co.	1,208	115,038
Asbury Automotive Group, Inc. (K)	225	25,153
ASGN, Inc. (K)	550	39,034
Ashland Global Holdings, Inc.	725	55,484
Associated Banc-Corp.	4,050	89,262
AT&T, Inc.	1,690	66,045

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
ATN International, Inc.	125	$ 6,924
Automatic Data Processing, Inc.	8,013	1,366,216
AutoNation, Inc. (K)	725	35,257
AutoZone, Inc. (K)	670	798,178
AvalonBay Communities, Inc., REIT	1,790	375,363
Avery Dennison Corp.	2,890	378,070
Avis Budget Group, Inc. (K)	800	25,792
Avista Corp.	250	12,023
Avnet, Inc.	2,225	94,429
Axcelis Technologies, Inc. (K)	3,275	78,911
Axon Enterprise, Inc. (G) (K)	675	49,464
Ball Corp.	5,330	344,691
BancorpSouth Bank	1,200	37,692
Bank of America Corp.	38,686	1,362,521
Bank OZK	1,400	42,707
Banner Corp.	1,625	91,959
Barnes Group, Inc.	550	34,078
Becton Dickinson and Co.	267	72,616
Bed Bath & Beyond, Inc. (G)	1,550	26,815
Bel Fuse, Inc., Class B	825	16,913
Belden, Inc.	425	23,375
Benchmark Electronics, Inc.	425	14,603
Berkshire Hathaway, Inc., Class B (K)	8,706	1,971,909
Berkshire Hills Bancorp, Inc.	1,675	55,074
Best Buy Co., Inc.	7,430	652,354
Big Lots, Inc.	625	17,950
Bio-Rad Laboratories, Inc., Class A (K)	250	92,507
Bio-Techne Corp.	425	93,292
Biogen, Inc. (K)	1,675	497,023
BioTelemetry, Inc. (K)	800	37,040
BJ’s Restaurants, Inc.	275	10,439
BJ’S Wholesale Club Holdings, Inc. (K)	1,525	34,679
Black Hills Corp.	725	56,941
BlackRock, Inc.	1,126	566,040
Bloomin’ Brands, Inc.	1,125	24,829
Blucora, Inc. (K)	1,375	35,943
Boeing Co.	709	230,964
Boise Cascade Co.	1,675	61,188
Booking Holdings, Inc. (K)	74	151,976
Boot Barn Holdings, Inc. (K)	325	14,472
Booz Allen Hamilton Holding Corp.	5,510	391,926
Boston Beer Co., Inc., Class A (K)	100	37,785
Boston Private Financial Holdings, Inc.	850	10,226
Boston Scientific Corp. (K)	20,119	909,781
Bottomline Technologies de, Inc. (K)	400	21,440
Boyd Gaming Corp. (G)	1,000	29,940
Brady Corp., Class A	600	34,356
Brighthouse Financial, Inc. (K)	650	25,500
Brink’s Co.	575	52,141
Brinker International, Inc.	425	17,850
Bristol-Myers Squibb Co.	16,852	1,081,730
Brixmor Property Group, Inc., REIT	4,450	96,164
Brookline Bancorp, Inc.	800	13,168
Brown & Brown, Inc.	2,750	108,570
Brunswick Corp.	1,000	59,980
Cabot Corp.	1,000	47,520
Cabot Microelectronics Corp.	250	36,080
CACI International, Inc., Class A (K)	625	156,244

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Callaway Golf Co.	1,000	$ 21,200
Callon Petroleum Co. (K)	1,663	8,030
Camden Property Trust, REIT	1,550	164,455
Capital One Financial Corp.	7,609	783,042
CareTrust, Inc., REIT	1,700	35,071
Carlisle Cos., Inc.	675	109,242
Carpenter Technology Corp.	200	9,956
Carter’s, Inc.	525	57,403
Casey’s General Stores, Inc.	400	63,596
Catalent, Inc. (K)	6,540	368,202
Caterpillar, Inc.	1,166	172,195
Cathay General Bancorp	875	33,294
Cato Corp., Class A	1,300	22,620
CBRE Group, Inc., Class A (K)	6,573	402,859
CDK Global, Inc.	2,150	117,562
Celanese Corp.	3,095	381,056
Central Garden & Pet Co. (K)	100	3,107
Central Garden & Pet Co., Class A (K)	525	15,414
Charles River Laboratories International, Inc. (K)	600	91,656
Charles Schwab Corp.	16,799	798,960
Chart Industries, Inc. (K)	375	25,309
Charter Communications, Inc., Class A (K)	2,439	1,183,110
Chatham Lodging Trust, REIT (G)	475	8,712
Cheesecake Factory, Inc. (G)	550	21,373
Chemed Corp.	325	142,759
Chevron Corp.	13,875	1,672,076
Children’s Place, Inc. (G)	200	12,504
Ciena Corp. (K)	1,125	48,026
Cigna Corp. (K)	4,988	1,019,996
Cinemark Holdings, Inc. (G)	1,225	41,466
Cintas Corp.	270	72,652
Cirrus Logic, Inc. (K)	675	55,627
Cisco Systems, Inc.	5,281	253,277
Citigroup, Inc.	21,450	1,713,640
Citizens Financial Group, Inc.	3,523	143,069
Clean Harbors, Inc. (K)	600	51,450
CMS Energy Corp.	9,226	579,762
CNO Financial Group, Inc.	1,050	19,037
CNX Resources Corp. (K)	2,300	20,355
Coca-Cola Co.	26,464	1,464,782
Coca-Cola Consolidated, Inc.	250	71,012
Cognex Corp.	1,125	63,045
Coherent, Inc. (K)	250	41,587
Cohu, Inc.	1,850	42,272
Colfax Corp. (K)	1,025	37,290
Columbia Banking System, Inc.	700	28,480
Comcast Corp., Class A	39,997	1,798,665
Comfort Systems USA, Inc.	1,100	54,835
Commerce Bancshares, Inc. (G)	1,253	85,129
Commercial Metals Co.	2,100	46,767
CommVault Systems, Inc. (K)	575	25,668
Conagra Brands, Inc.	2,177	74,540
CONMED Corp.	275	30,753
Constellation Brands, Inc., Class A	3,146	596,953
Cooper Tire & Rubber Co.	600	17,250
Copart, Inc. (K)	4,797	436,239
Core-Mark Holding Co., Inc.	475	12,915
CoreCivic, Inc., REIT	1,350	23,463

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
CoreLogic, Inc. (K)	950	$ 41,524
CoreSite Realty Corp., REIT	425	47,651
Corporate Office Properties Trust, REIT	3,025	88,874
Corteva, Inc.	9,396	277,746
Cousins Properties, Inc., REIT	3,248	133,818
Cracker Barrel Old Country Store, Inc. (G)	175	26,905
Crane Co.	1,700	146,846
Cree, Inc. (K)	750	34,613
Crocs, Inc. (K)	850	35,607
Cross Country Healthcare, Inc. (K)	2,850	33,117
Crown Holdings, Inc. (K)	4,020	291,611
Cullen/Frost Bankers, Inc.	700	68,446
Cummins, Inc.	3,179	568,914
Curtiss-Wright Corp.	1,100	154,979
Customers Bancorp, Inc. (K)	3,500	83,335
Cutera, Inc. (K)	975	34,915
Cypress Semiconductor Corp.	4,200	97,986
CyrusOne, Inc., REIT	1,610	105,342
Dana, Inc.	4,625	84,175
Darling Ingredients, Inc. (K)	1,775	49,842
Deckers Outdoor Corp. (K)	700	118,202
Deere & Co.	1,317	228,183
Delta Air Lines, Inc.	4,280	250,294
Denbury Resources, Inc. (K)	25,525	35,990
Designer Brands, Inc., Class A (G)	950	14,953
DexCom, Inc. (K)	1,770	387,170
Diamondback Energy, Inc.	4,423	410,720
DiamondRock Hospitality Co., REIT	6,600	73,128
Dick’s Sporting Goods, Inc. (G)	950	47,015
Diebold Nixdorf, Inc. (G) (K)	975	10,296
Digi International, Inc. (K)	1,525	27,023
Dillard’s, Inc., Class A (G)	225	16,533
Dime Community Bancshares, Inc.	825	17,234
Dine Brands Global, Inc. (G)	200	16,704
Diplomat Pharmacy, Inc. (K)	5,300	21,200
Discovery, Inc., Class A (G) (K)	9,720	318,233
Discovery, Inc., Class C (K)	10,595	323,042
Diversified Healthcare Trust REIT	1,200	10,128
Domino’s Pizza, Inc.	500	146,890
Domtar Corp.	1,925	73,612
Donnelley Financial Solutions, Inc. (K)	287	3,005
Douglas Emmett, Inc., REIT	3,650	160,235
Dow, Inc. (K)	5,980	327,285
Dunkin’ Brands Group, Inc.	950	71,763
DuPont de Nemours, Inc.	4,743	304,501
DXP Enterprises, Inc. (K)	150	5,972
Eagle Materials, Inc.	500	45,330
Eagle Pharmaceuticals, Inc. (K)	1,475	88,618
East West Bancorp, Inc.	9,021	439,323
Easterly Government Properties, Inc., REIT (G)	800	18,984
EastGroup Properties, Inc., REIT	575	76,285
Eastman Chemical Co.	6,420	508,849
Eaton Corp. PLC	12,698	1,202,755
Eaton Vance Corp.	1,375	64,199
Echo Global Logistics, Inc. (K)	325	6,728
Edgewell Personal Care Co. (K)	650	20,124
Edison International	5,039	379,991
Elanco Animal Health, Inc. (K)	6,930	204,088

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Electronic Arts, Inc. (K)	3,569	$ 383,703
Eli Lilly & Co.	6,385	839,181
EMCOR Group, Inc.	1,650	142,395
Emergent BioSolutions, Inc. (K)	200	10,790
Emerson Electric Co.	1,549	118,127
Encompass Health Corp.	750	51,952
Encore Wire Corp.	1,500	86,100
EnerSys	516	38,612
Enova International, Inc. (K)	400	9,624
Ensign Group, Inc.	1,850	83,934
Entergy Corp.	6,680	800,264
EOG Resources, Inc.	12,780	1,070,453
ePlus, Inc. (K)	475	40,038
EPR Properties, REIT	900	63,576
EQT Corp.	7,400	80,660
Equinix, Inc., REIT	750	437,775
Equitrans Midstream Corp. (G)	2,375	31,730
Equity Residential, REIT	4,795	388,011
Era Group, Inc. (K)	975	9,916
Evercore, Inc., Class A	475	35,511
EW Scripps Co., Class A	675	10,604
Exact Sciences Corp. (G) (K)	3,587	331,726
Exelixis, Inc. (K)	10,620	187,124
ExlService Holdings, Inc. (K)	400	27,784
Expedia Group, Inc.	4,543	491,280
Express, Inc. (K)	775	3,774
Exterran Corp. (K)	337	2,639
Extreme Networks, Inc. (K)	5,250	38,693
Exxon Mobil Corp.	3,541	247,091
Facebook, Inc., Class A (K)	9,293	1,907,388
FactSet Research Systems, Inc. (G)	450	120,735
Fair Isaac Corp. (K)	820	307,238
Federal Realty Investment Trust, REIT	1,647	212,018
Federal Signal Corp.	650	20,963
Federated Investors, Inc., Class B	1,125	36,664
Fifth Third Bancorp	4,815	148,013
First American Financial Corp.	2,275	132,678
First Commonwealth Financial Corp.	1,200	17,412
First Financial Bancorp	525	13,356
First Horizon National Corp.	8,550	141,588
First Industrial Realty Trust, Inc., REIT	1,450	60,189
First Midwest Bancorp, Inc.	4,100	94,546
First Republic Bank	3,232	379,598
First Solar, Inc. (K)	1,375	76,945
FirstCash, Inc.	531	42,815
FirstEnergy Corp.	2,016	97,978
Fiserv, Inc. (K)	7,912	914,865
Five Below, Inc. (K)	650	83,109
Flowers Foods, Inc.	2,850	61,959
FNB Corp.	3,650	46,355
Foot Locker, Inc.	1,375	53,611
Forrester Research, Inc. (K)	100	4,170
Fortune Brands Home & Security, Inc.	5,681	371,197
Forward Air Corp.	350	24,483
Fossil Group, Inc. (K)	625	4,925
Four Corners Property Trust, Inc., REIT	2,000	56,380
Freeport-McMoRan, Inc.	5,736	75,256
Fresh Del Monte Produce, Inc.	400	13,992

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
FTI Consulting, Inc. (K)	1,890	$ 209,147
Fulton Financial Corp.	2,275	39,653
FutureFuel Corp.	3,750	46,462
G-III Apparel Group, Ltd. (K)	500	16,750
GameStop Corp., Class A (G)	1,375	8,360
Gannett Co., Inc.	2,948	18,808
Gardner Denver Holdings, Inc. (G) (K)	4,350	159,558
Generac Holdings, Inc. (K)	4,800	482,832
General Dynamics Corp.	4,802	846,833
General Mills, Inc.	6,995	374,652
General Motors Co.	9,775	357,765
Genesco, Inc. (K)	150	7,188
Gentex Corp.	3,050	88,389
GEO Group, Inc., REIT	1,437	23,869
Getty Realty Corp., REIT	2,877	94,567
Gibraltar Industries, Inc. (K)	700	35,308
Global Payments, Inc.	4,539	828,640
Globus Medical, Inc., Class A (K)	875	51,520
GMS, Inc. (K)	2,025	54,837
Goodyear Tire & Rubber Co.	2,925	45,498
Graham Holdings Co., Class B	50	31,950
Greenbrier Cos., Inc.	1,600	51,888
Greif, Inc., Class A	600	26,520
Group 1 Automotive, Inc.	250	25,000
GrubHub, Inc. (K)	225	10,944
Gulfport Energy Corp. (G) (K)	1,650	5,016
H&R Block, Inc.	1,767	41,489
Haemonetics Corp. (K)	675	77,557
Hancock Whitney Corp.	2,400	105,312
Hanmi Financial Corp.	1,550	30,992
Hanover Insurance Group, Inc.	1,050	143,503
Harsco Corp. (K)	950	21,860
Hartford Financial Services Group, Inc.	10,523	639,483
Hasbro, Inc.	1,372	144,897
Haverty Furniture Cos., Inc.	200	4,032
Hawaiian Electric Industries, Inc.	2,125	99,577
Hawaiian Holdings, Inc.	625	18,306
Hawkins, Inc.	100	4,581
HB Fuller Co. (G)	600	30,942
HCI Group, Inc.	75	3,424
Healthcare Realty Trust, Inc., REIT	2,075	69,243
HealthEquity, Inc. (K)	500	37,035
HealthStream, Inc. (K)	350	9,520
Heidrick & Struggles International, Inc.	1,425	46,312
Helen of Troy, Ltd. (K)	400	71,916
Helix Energy Solutions Group, Inc. (K)	950	9,149
Herman Miller, Inc.	1,125	46,856
Hibbett Sports, Inc. (K)	1,925	53,977
Highwoods Properties, Inc., REIT	2,125	103,934
Hill-Rom Holdings, Inc.	1,050	119,206
Hillenbrand, Inc.	1,200	39,972
Hilton Worldwide Holdings, Inc., REIT	6,358	705,166
HMS Holdings Corp. (K)	1,850	54,760
HNI Corp.	625	23,413
Home Depot, Inc.	8,773	1,915,848
HomeStreet, Inc. (K)	300	10,200
Honeywell International, Inc.	6,191	1,095,807
HP, Inc.	14,644	300,934

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Hub Group, Inc., Class A (K)	1,975	$ 101,298
Hubbell, Inc.	625	92,387
ICU Medical, Inc. (K)	175	32,746
IDACORP, Inc.	1,375	146,850
Illumina, Inc. (K)	1,679	556,991
Independence Realty Trust, Inc., REIT	1,075	15,136
Ingersoll-Rand PLC	5,804	771,468
Ingevity Corp. (K)	475	41,505
Ingredion, Inc.	825	76,684
Innophos Holdings, Inc.	225	7,196
Innospec, Inc.	475	49,134
Innovative Industrial Properties, Inc., REIT (G)	125	9,484
Insight Enterprises, Inc. (K)	775	54,475
Insperity, Inc.	450	38,718
Installed Building Products, Inc. (K)	250	17,218
Insteel Industries, Inc.	225	4,835
Integer Holdings Corp. (K)	975	78,419
Integra LifeSciences Holdings Corp. (K)	800	46,624
Intel Corp.	3,241	193,974
Intercept Pharmaceuticals, Inc. (G) (K)	1,542	191,085
Intercontinental Exchange, Inc.	9,464	875,893
InterDigital, Inc.	375	20,434
Interface, Inc.	725	12,028
International Bancshares Corp.	600	25,842
International Business Machines Corp.	1,487	199,317
INTL. FCStone, Inc. (K)	175	8,545
Intuit, Inc.	5,403	1,415,208
Intuitive Surgical, Inc. (K)	1,038	613,614
Invesco Mortgage Capital, Inc., REIT	1,450	24,143
Itron, Inc. (K)	775	65,061
ITT, Inc.	2,275	168,145
j2 Global, Inc. (G)	550	51,540
Jabil, Inc.	3,000	123,990
JBG SMITH Properties, REIT	625	24,931
Jefferies Financial Group, Inc.	3,025	64,644
JetBlue Airways Corp. (K)	5,875	109,980
John B Sanfilippo & Son, Inc.	125	11,410
John Bean Technologies Corp.	375	42,247
Johnson & Johnson	8,471	1,235,665
Jones Lang LaSalle, Inc.	610	106,195
Kaiser Aluminum Corp.	200	22,178
Kaman Corp.	1,125	74,160
Kansas City Southern	885	135,547
KB Home	3,000	102,810
KBR, Inc.	5,200	158,600
Kelly Services, Inc., Class A	2,850	64,353
Kemet Corp.	800	21,640
Kemper Corp.	700	54,250
KeyCorp	31,011	627,663
Keysight Technologies, Inc. (K)	3,860	396,152
Kilroy Realty Corp., REIT	1,025	85,997
Kimberly-Clark Corp.	413	56,808
Kite Realty Group Trust, REIT	1,025	20,018
KLA Corp.	2,060	367,030
Kontoor Brands, Inc. (G) (K)	500	20,995
Koppers Holdings, Inc. (K)	1,350	51,597
Korn Ferry	1,650	69,960
Kraton Corp. (K)	700	17,724

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
La-Z-Boy, Inc.	525	$ 16,527
Landstar System, Inc.	900	102,483
Lannett Co., Inc. (G) (K)	9,550	84,231
Lantheus Holdings, Inc. (K)	1,750	35,893
Legg Mason, Inc.	3,050	109,525
Leidos Holdings, Inc.	3,727	364,836
LendingTree, Inc. (G) (K)	75	22,758
Lennar Corp., Class A	6,703	373,960
Lennox International, Inc.	275	67,092
LHC Group, Inc. (K)	575	79,212
Liberty Property Trust, REIT	2,425	145,621
Life Storage, Inc., REIT	575	62,261
Lincoln National Corp.	943	55,646
Lithia Motors, Inc., Class A	625	91,875
Littelfuse, Inc.	250	47,825
Live Nation Entertainment, Inc. (K)	2,025	144,727
LogMeIn, Inc.	525	45,013
Louisiana-Pacific Corp.	1,500	44,505
Lowe’s Cos., Inc.	7,675	919,158
Lumentum Holdings, Inc. (K)	1,375	109,037
Lydall, Inc. (K)	250	5,130
Lyft, Inc., Class A (K)	5,464	235,061
LyondellBasell Industries NV, Class A	2,257	213,241
M/I Homes, Inc. (K)	300	11,805
Magellan Health, Inc. (K)	1,700	133,025
Manhattan Associates, Inc. (K)	1,100	87,725
ManpowerGroup, Inc.	1,525	148,077
ManTech International Corp., Class A	350	27,958
Marathon Petroleum Corp.	11,112	669,498
MarineMax, Inc. (K)	275	4,590
Marriott Vacations Worldwide Corp.	625	80,475
Masco Corp.	7,207	345,864
Masimo Corp. (K)	875	138,302
MasTec, Inc. (K)	1,975	126,716
Mastercard, Inc., Class A	11,920	3,559,193
Matador Resources Co. (K)	600	10,782
Materion Corp.	225	13,376
Matrix Service Co. (K)	700	16,016
Matson, Inc.	525	21,420
Mattel, Inc. (G) (K)	275	3,726
MAXIMUS, Inc.	725	53,933
McDonald’s Corp.	1,337	264,205
McKesson Corp.	1,218	168,474
MDC Holdings, Inc.	591	22,553
MDU Resources Group, Inc.	4,950	147,064
Medical Properties Trust, Inc., REIT	4,275	90,245
Medicines Co. (G) (K)	375	31,853
Medifast, Inc.	150	16,437
MEDNAX, Inc. (K)	2,350	65,306
Medpace Holdings, Inc. (K)	625	52,537
Merck & Co., Inc.	16,185	1,472,026
Mercury General Corp.	325	15,837
Meredith Corp. (G)	1,725	56,011
Meritage Homes Corp. (K)	1,825	111,526
Meta Financial Group, Inc.	375	13,691
Methode Electronics, Inc.	1,850	72,797
MetLife, Inc.	14,105	718,932
Michaels Cos., Inc. (K)	1,175	9,506

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Microchip Technology, Inc. (G)	1,700	$ 178,024
Microsoft Corp.	61,884	9,759,107
Mid-America Apartment Communities, Inc., REIT	1,354	178,538
Minerals Technologies, Inc.	425	24,493
MKS Instruments, Inc.	875	96,259
Molina Healthcare, Inc. (K)	1,475	200,143
Momenta Pharmaceuticals, Inc. (K)	5,275	104,076
Mondelez International, Inc., Class A	16,314	898,575
Moog, Inc., Class A	650	55,464
Morgan Stanley	19,771	1,010,694
Motorola Solutions, Inc.	444	71,546
Movado Group, Inc.	175	3,805
MSA Safety, Inc.	350	44,226
MSC Industrial Direct Co., Inc., Class A	525	41,197
Mueller Industries, Inc.	1,150	36,513
Murphy Oil Corp. (G)	2,150	57,620
Murphy USA, Inc. (K)	350	40,950
Myriad Genetics, Inc. (K)	750	20,423
Nasdaq, Inc.	3,048	326,441
National Fuel Gas Co. (G)	1,175	54,684
National Instruments Corp.	1,350	57,159
National Retail Properties, Inc., REIT	1,225	65,684
National Storage Affiliates Trust, REIT	1,200	40,344
National Vision Holdings, Inc. (K)	5,510	178,689
Navient Corp.	2,725	37,278
NBT Bancorp, Inc.	375	15,210
NCR Corp. (K)	1,600	56,256
Netflix, Inc. (K)	3,882	1,256,099
New Jersey Resources Corp.	1,025	45,684
New York Community Bancorp, Inc.	3,000	36,060
New York Times Co., Class A (G)	6,050	194,628
NewMarket Corp.	75	36,489
Newmont Goldcorp Corp.	2,081	90,419
Newpark Resources, Inc. (K)	1,025	6,427
Nexteer Automotive Group, Ltd.	25,000	22,651
NextEra Energy, Inc.	4,888	1,183,678
NextGen Healthcare, Inc. (K)	575	9,240
NIC, Inc.	775	17,321
NIKE, Inc., Class B	9,135	925,467
NMI Holdings, Inc., Class A (K)	750	24,885
Nordson Corp.	1,412	229,930
Norfolk Southern Corp.	5,398	1,047,914
Northrop Grumman Corp.	1,201	413,108
NorthWestern Corp.	500	35,835
NOW, Inc. (K)	3,700	41,588
Nu Skin Enterprises, Inc., Class A	675	27,662
NuVasive, Inc. (K)	550	42,537
NVIDIA Corp.	6,224	1,464,507
O’Reilly Automotive, Inc. (K)	1,714	751,178
Oceaneering International, Inc. (K)	1,200	17,892
Office Depot, Inc.	16,525	45,278
OGE Energy Corp.	2,750	122,292
Oil States International, Inc. (K)	725	11,825
Old Dominion Freight Line, Inc.	1,842	349,575
Old Republic International Corp.	6,225	139,253
Omega Healthcare Investors, Inc., REIT	2,350	99,522
Omnicell, Inc. (K)	475	38,817
ONEOK, Inc.	8,673	656,286

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Onto Innovation, Inc. (K)	1,999	$ 73,043
Opus Bank	225	5,821
OraSure Technologies, Inc. (K)	625	5,019
Orthofix Medical, Inc. (K)	550	25,399
Oshkosh Corp.	1,700	160,905
OSI Systems, Inc. (K)	200	20,148
Owens & Minor, Inc.	5,989	30,963
Owens Corning	1,250	81,400
P.H. Glatfelter Co.	525	9,608
Pacific Premier Bancorp, Inc.	2,525	82,328
Packaging Corp. of America	319	35,725
PacWest Bancorp	1,375	52,621
Par Pacific Holdings, Inc. (K)	3,275	76,111
Park Hotels & Resorts, Inc., REIT	2,898	74,971
Parker-Hannifin Corp.	4,103	844,479
Patrick Industries, Inc.	300	15,729
Patterson Cos., Inc. (G)	2,275	46,592
Patterson-UTI Energy, Inc.	2,500	26,250
PayPal Holdings, Inc. (K)	19,673	2,128,028
PBF Energy, Inc., Class A	3,000	94,110
PDC Energy, Inc. (K)	700	18,319
Pebblebrook Hotel Trust, REIT (G)	629	16,863
Penn National Gaming, Inc. (K)	950	24,282
Pennant Group, Inc. (K)	925	30,590
PennyMac Mortgage Investment Trust, REIT	900	20,061
PepsiCo, Inc.	988	135,030
Perdoceo Education Corp. (K)	925	17,011
Perficient, Inc. (K)	1,775	81,774
Perspecta, Inc.	6,575	173,843
PetMed Express, Inc. (G)	275	6,468
Pfizer, Inc.	12,890	505,030
PGT Innovations, Inc. (K)	500	7,455
Philip Morris International, Inc.	13,714	1,166,924
Photronics, Inc. (K)	675	10,638
Pilgrim’s Pride Corp. (K)	675	22,083
Pinnacle Financial Partners, Inc.	825	52,800
Pioneer Natural Resources Co.	4,103	621,071
Piper Jaffray Cos.	175	13,990
Pitney Bowes, Inc. (G)	2,000	8,060
PNM Resources, Inc.	950	48,174
Polaris, Inc.	700	71,190
PolyOne Corp.	950	34,951
Pool Corp.	282	59,891
Post Holdings, Inc. (K)	1,275	139,102
PotlatchDeltic Corp.	715	30,938
PRA Health Sciences, Inc. (K)	675	75,026
Primerica, Inc.	500	65,280
Procter & Gamble Co.	10,011	1,250,374
Progress Software Corp.	550	22,853
Progressive Corp.	6,388	462,427
Prologis, Inc., REIT	6,254	557,482
ProPetro Holding Corp. (K)	2,950	33,188
Prosperity Bancshares, Inc.	224	16,103
PS Business Parks, Inc., REIT	250	41,217
PTC, Inc. (K)	450	33,701
Public Storage, REIT	472	100,517
QEP Resources, Inc.	2,525	11,363
QUALCOMM, Inc.	6,420	566,437

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Qualys, Inc. (K)	375	$ 31,264
Quanex Building Products Corp.	1,125	19,215
QuinStreet, Inc. (K)	1,500	22,965
R.R. Donnelley & Sons Co.	2,108	8,327
Ralph Lauren Corp.	1,166	136,679
Rambus, Inc. (K)	3,800	52,345
Rayonier, Inc., REIT	1,000	32,760
Realogy Holdings Corp.	1,575	15,246
Red Robin Gourmet Burgers, Inc. (K)	150	4,953
Regal Beloit Corp.	1,500	128,415
Regeneron Pharmaceuticals, Inc. (K)	1,422	533,933
REGENXBIO, Inc. (K)	2,225	91,158
Regions Financial Corp.	10,256	175,993
Reinsurance Group of America, Inc.	725	118,218
Reliance Steel & Aluminum Co.	1,600	191,616
Rent-A-Center, Inc.	2,850	82,194
Resources Connection, Inc.	1,325	21,637
REX American Resources Corp. (K)	75	6,147
RH (K)	225	48,037
Ross Stores, Inc.	10,122	1,178,403
Royal Caribbean Cruises, Ltd.	933	124,565
Royal Gold, Inc.	400	48,900
RPM International, Inc.	1,800	138,168
Ruth’s Hospitality Group, Inc.	250	5,441
S&P Global, Inc.	3,661	999,636
Sabra Health Care, Inc., REIT	2,316	49,423
Sabre Corp.	5,875	131,835
Sage Therapeutics, Inc. (G) (K)	1,360	98,178
salesforce.com, Inc. (K)	10,172	1,654,374
Sally Beauty Holdings, Inc. (G) (K)	1,475	26,919
Sanderson Farms, Inc.	375	66,082
Sanmina Corp. (K)	1,925	65,912
Saul Centers, Inc., REIT	125	6,598
ScanSource, Inc. (K)	1,025	37,874
Schweitzer-Mauduit International, Inc.	1,950	81,880
Science Applications International Corp.	563	48,992
Scotts Miracle-Gro Co.	475	50,435
SEACOR Holdings, Inc. (K)	175	7,551
SEI Investments Co.	1,525	99,857
Select Medical Holdings Corp. (K)	2,300	53,682
Selective Insurance Group, Inc.	600	39,114
Sempra Energy	1,704	258,122
Semtech Corp. (K)	775	40,998
Seneca Foods Corp., Class A (K)	325	13,257
Service Corp. International	300	13,809
Service Properties Trust, REIT	1,950	47,443
ServiceNow, Inc. (K)	1,468	414,446
Signature Bank	1,150	157,101
Signet Jewelers, Ltd. (G)	725	15,762
Silgan Holdings, Inc.	2,475	76,923
Six Flags Entertainment Corp.	925	41,727
Skechers U.S.A., Inc., Class A (K)	1,525	65,865
SkyWest, Inc.	950	61,398
Slack Technologies, Inc., Class A (G) (K)	3,210	72,161
SLM Corp.	4,900	43,659
SMART Global Holdings, Inc. (K)	1,500	56,910
Snap-on, Inc.	1,050	177,870
Sonoco Products Co.	675	41,661

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Southern Co.	7,105	$ 452,588
Southwest Airlines Co.	3,107	167,716
Southwest Gas Holdings, Inc.	925	70,272
Southwestern Energy Co. (K)	5,625	13,613
SpartanNash Co.	1,850	26,344
Spectrum Pharmaceuticals, Inc. (K)	4,250	15,470
Spirit Realty Capital, Inc., REIT	2,425	119,261
Spok Holdings, Inc.	975	11,924
Sprouts Farmers Market, Inc. (K)	1,500	29,025
SPS Commerce, Inc. (K)	425	23,554
SPX Corp. (K)	550	27,984
SPX Flow, Inc. (K)	500	24,435
SRC Energy, Inc. (K)	2,875	11,845
Stamps.com, Inc. (K)	175	14,616
Standex International Corp.	150	11,903
Stanley Black & Decker, Inc.	5,344	885,715
State Street Corp.	1,489	117,780
Steel Dynamics, Inc.	3,600	122,544
Stepan Co.	750	76,830
Sterling Bancorp	2,475	52,173
Steven Madden, Ltd.	925	39,784
Stewart Information Services Corp.	275	11,217
Stifel Financial Corp.	1,700	103,105
Strategic Education, Inc.	250	39,725
Summit Hotel Properties, Inc., REIT (G)	1,200	14,808
SunCoke Energy, Inc.	750	4,673
Supernus Pharmaceuticals, Inc. (K)	675	16,011
Sykes Enterprises, Inc. (K)	2,275	84,152
Synaptics, Inc. (K)	400	26,308
Synchrony Financial	6,210	223,622
Syneos Health, Inc. (K)	1,250	74,344
SYNNEX Corp.	1,000	128,800
Synopsys, Inc. (K)	2,265	315,288
Synovus Financial Corp.	1,875	73,500
T-Mobile US, Inc. (K)	1,816	142,411
Tailored Brands, Inc. (G)	525	2,174
Take-Two Interactive Software, Inc. (K)	4,367	534,652
Target Corp.	1,783	228,598
TCF Financial Corp.	3,278	153,410
TD Ameritrade Holding Corp.	2,380	118,286
Tech Data Corp. (K)	425	61,030
TEGNA, Inc.	6,400	106,816
Teladoc Health, Inc. (G) (K)	5,325	445,809
Teledyne Technologies, Inc. (K)	400	138,616
Telephone & Data Systems, Inc.	2,375	60,396
Tempur Sealy International, Inc. (K)	550	47,883
Tenet Healthcare Corp. (K)	1,475	56,094
Teradyne, Inc.	8,537	582,138
Terex Corp.	2,025	60,304
Tesla, Inc. (K)	1,628	681,041
Tetra Tech, Inc.	650	56,004
TETRA Technologies, Inc. (K)	1,450	2,842
Texas Capital Bancshares, Inc. (K)	575	32,643
Texas Instruments, Inc.	11,327	1,453,141
Texas Roadhouse, Inc.	750	42,240
TherapeuticsMD, Inc. (G) (K)	22,841	55,275
Thermo Fisher Scientific, Inc.	5,101	1,657,162
Thor Industries, Inc. (G)	1,025	76,147

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Timken Co.	2,350	$ 132,328
Tivity Health, Inc. (G) (K)	3,375	68,664
TiVo Corp.	2,175	18,444
TJX Cos., Inc.	8,949	546,426
Toll Brothers, Inc.	3,500	138,285
TopBuild Corp. (K)	425	43,809
Toro Co.	900	71,703
Tractor Supply Co.	3,280	306,483
Trade Desk, Inc., Class A (G) (K)	1,460	379,279
Transocean, Ltd. (G) (K)	5,800	39,904
TreeHouse Foods, Inc. (K)	650	31,525
TRI Pointe Group, Inc. (K)	1,700	26,486
Trimble, Inc. (K)	2,250	93,802
Trinseo SA	475	17,675
Triumph Group, Inc.	525	13,267
TrueBlue, Inc. (K)	2,500	60,150
Truist Financial Corp.	4,888	275,292
TrustCo Bank Corp.	4,775	41,399
Trustmark Corp.	725	25,020
TTM Technologies, Inc. (K)	975	14,674
Tupperware Brands Corp.	1,700	14,586
Tyler Technologies, Inc. (K)	550	165,011
UGI Corp.	4,350	196,446
Ultra Clean Holdings, Inc. (K)	900	21,123
UMB Financial Corp.	400	27,456
Umpqua Holdings Corp.	2,575	45,577
UniFirst Corp.	200	40,396
Union Pacific Corp.	3,210	580,336
Unisys Corp. (K)	3,500	41,510
United Airlines Holdings, Inc. (K)	1,062	93,552
United Community Banks, Inc.	3,075	94,956
United Natural Foods, Inc. (K)	575	5,037
United Technologies Corp.	5,806	869,507
United Therapeutics Corp. (K)	1,350	118,908
UnitedHealth Group, Inc.	9,751	2,866,599
Uniti Group, Inc., REIT (G)	600	4,926
Universal Corp.	300	17,118
Universal Display Corp.	375	77,276
Universal Electronics, Inc. (K)	175	9,146
Universal Forest Products, Inc.	1,675	79,897
Urban Edge Properties, REIT	1,925	36,922
Urban Outfitters, Inc. (K)	1,700	47,209
Urstadt Biddle Properties, Inc., Class A, REIT	350	8,694
US Concrete, Inc. (K)	525	21,872
USANA Health Sciences, Inc. (K)	125	9,819
Valley National Bancorp	3,725	42,651
Valmont Industries, Inc.	250	37,445
Valvoline, Inc.	2,250	48,172
Varex Imaging Corp. (K)	425	12,669
Vector Group, Ltd. (G)	1,300	17,407
Veeco Instruments, Inc. (K)	83	1,219
Veeva Systems, Inc., Class A (K)	1,392	195,799
Ventas, Inc., REIT	3,935	227,207
Veritex Holdings, Inc.	221	6,438
Veritiv Corp. (K)	775	15,244
Verizon Communications, Inc.	20,738	1,273,313
Vertex Pharmaceuticals, Inc. (K)	2,320	507,964
ViacomCBS, Inc., Class B	1,335	56,030

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Viad Corp.	575	$ 38,813
Viavi Solutions, Inc. (K)	2,500	37,500
VICI Properties, Inc., REIT	3,976	101,587
Virtusa Corp. (K)	300	13,599
Visa, Inc., Class A	7,625	1,432,737
Vishay Intertechnology, Inc.	3,025	64,402
Vonage Holdings Corp. (K)	7,175	53,167
Voya Financial, Inc.	198	12,074
Vulcan Materials Co.	2,530	364,295
Wabash National Corp.	4,350	63,901
Walker & Dunlop, Inc.	825	53,361
Walmart, Inc.	2,387	283,671
Walt Disney Co.	2,136	308,930
Warrior Met Coal, Inc.	2,925	61,805
Waste Connections, Inc.	7,317	664,310
Waste Management, Inc.	5,431	618,917
Watsco, Inc.	375	67,556
Watts Water Technologies, Inc., Class A	300	29,928
Webster Financial Corp.	1,050	56,028
Weingarten Realty Investors, REIT	2,050	64,042
Wells Fargo & Co.	17,705	952,529
Wendy’s Co.	2,150	47,751
West Pharmaceutical Services, Inc.	1,050	157,846
WestRock Co.	3,935	168,851
WEX, Inc. (K)	475	99,493
William Lyon Homes, Class A (K)	325	6,494
Williams-Sonoma, Inc. (G)	875	64,260
Winnebago Industries, Inc.	350	18,543
Wintrust Financial Corp.	1,525	108,122
Woodward, Inc.	650	76,986
World Fuel Services Corp.	2,575	111,806
World Wrestling Entertainment, Inc., Class A	450	29,192
Worthington Industries, Inc.	1,300	54,834
WPX Energy, Inc. (K)	5,875	80,722
WW International, Inc. (K)	600	22,926
Wyndham Destinations, Inc.	2,800	144,732
Xcel Energy, Inc.	3,316	210,533
Xenia Hotels & Resorts, Inc., REIT	1,300	28,093
Xilinx, Inc.	2,240	219,005
XPO Logistics, Inc. (K)	1,150	91,655
Yelp, Inc. (K)	875	30,476
Yum! Brands, Inc.	7,386	743,992
Zebra Technologies Corp., Class A (K)	2,565	655,204
Zimmer Biomet Holdings, Inc.	6,083	910,503
Zscaler, Inc. (G) (K)	2,890	134,385
Zumiez, Inc. (K)	950	32,813

		186,545,812

Total Common Stocks (Cost $270,107,133)		312,473,775

CONTINGENT VALUE RIGHT - 0.0%
United States - 0.0%
A. Schulman, Inc. (C) (D) (K) (L)	1,325	0

Total Contingent Value Right (Cost $574)		0

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
PREFERRED STOCKS - 0.1%
Brazil - 0.1%
Banco Bradesco SA, 5.73% (M)	30,494	$ 275,581
Gerdau SA, 1.36% (M)	19,286	96,350
Itau Unibanco Holding SA, 5.02% (M)	38,586	357,381
Petroleo Brasileiro SA, 3.09% (M)	45,763	345,650
Telefonica Brasil SA, 4.95% (M)	8,539	123,419

		1,198,381

Germany - 0.0% (F)
Henkel AG & Co. KGaA, 1.96% (M)	3,723	384,587

Total Preferred Stocks (Cost $1,597,514)		1,582,968

EXCHANGE-TRADED FUND - 0.2%
United States - 0.2%
iShares MSCI India ETF (G)	85,407	3,002,056

Total Exchange-Traded Fund (Cost $2,997,057)		3,002,056

INVESTMENT COMPANY - 2.9%
United States - 2.9%
JPMorgan Value Advantage Fund	1,080,056	40,307,699

Total Investment Company (Cost $32,754,871)		40,307,699

	Shares	Value
OTHER INVESTMENT COMPANY - 1.4%
Securities Lending Collateral - 1.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.56% (M)	18,935,141	$ 18,935,141

Total Other Investment Company (Cost $18,935,141)		18,935,141

	Principal	Value
REPURCHASE AGREEMENT - 3.0%
Fixed Income Clearing Corp., 0.85% (M), dated 12/31/2019, to be repurchased at $41,058,317 on 01/02/2020. Collateralized by U.S. Government Obligations, 1.13% - 2.75%, due 08/31/2021 - 09/15/2021, and with a total value of $41,886,610.	$ 41,056,378	41,056,378

Total Repurchase Agreement (Cost $41,056,378)		41,056,378

Total Investments (Cost $1,311,753,827)		1,390,582,621
Net Other Assets (Liabilities) - (0.2)%		(2,764,877)

Net Assets - 100.0%		$ 1,387,817,744

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
10-Year Japan Government Bond	15	03/13/2020	$21,031,613	$21,008,697	$—	$(22,916)
10-Year U.S. Treasury Note	1,707	03/20/2020	221,018,452	219,216,141	—	(1,802,311)
E-Mini Russell 2000® Index	111	03/20/2020	9,150,378	9,271,830	121,452	—
MSCI Emerging Markets Index	256	03/20/2020	13,994,610	14,338,560	343,950	—
S&P 500® E-Mini Index	3	03/20/2020	471,906	484,665	12,759	—
S&P Midcap 400® E-Mini Index	3	03/20/2020	612,111	619,440	7,329	—
S&P/ASX 200 Index	74	03/19/2020	8,805,789	8,572,262	—	(233,527)
S&P/TSX 60 Index	45	03/19/2020	7,014,292	7,016,749	2,457	—
TOPIX Index	3	03/12/2020	472,296	475,174	2,878	—

Total					$490,825	$(2,058,754)

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
10-Year Australia Treasury Bond	(274)	03/16/2020	$(28,018,694)	$(27,487,918)	$530,776	$—
EURO STOXX 50® Index	(341)	03/20/2020	(14,292,837)	(14,263,413)	29,424	—
German Euro Bund	(109)	03/06/2020	(21,043,531)	(20,845,010)	198,521	—
MSCI EAFE Index	(21)	03/20/2020	(2,121,062)	(2,138,325)	—	(17,263)
S&P 500® E-Mini Index	(45)	03/20/2020	(7,143,884)	(7,269,975)	—	(126,091)
TOPIX Index	(88)	03/12/2020	(13,903,631)	(13,938,429)	—	(34,798)
U.K. Gilt	(200)	03/27/2020	(34,998,103)	(34,805,185)	192,918	—

Total					$951,639	$(178,152)

Total Futures Contracts					$1,442,464	$(2,236,906)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
U.S. Government Agency Obligations	18.6%	$258,888,753
U.S. Government Obligations	14.5	201,465,032
Asset-Backed Securities	14.2	197,703,423
Mortgage-Backed Securities	7.0	97,626,437
Banks	4.7	65,461,448
U.S. Equity Funds	2.9	40,307,699
Oil, Gas & Consumable Fuels	2.1	29,650,347
Capital Markets	1.9	26,218,604
Insurance	1.5	21,239,917
Pharmaceuticals	1.5	20,533,983
Electric Utilities	1.5	20,444,712
Software	1.4	19,688,180
IT Services	1.3	18,214,740
Semiconductors & Semiconductor Equipment	1.1	15,636,250
Equity Real Estate Investment Trusts	1.1	14,715,120
Technology Hardware, Storage & Peripherals	1.0	13,651,533
Health Care Providers & Services	0.9	12,886,864
Media	0.9	12,215,906
Diversified Telecommunication Services	0.9	12,079,109
Specialty Retail	0.8	11,071,666
Interactive Media & Services	0.8	10,522,007
Airlines	0.8	10,451,364
Beverages	0.7	10,202,902
Internet & Direct Marketing Retail	0.7	10,171,839
Diversified Financial Services	0.7	10,027,953
Chemicals	0.7	9,757,350
Biotechnology	0.6	8,600,241
Aerospace & Defense	0.6	8,367,057
Machinery	0.6	8,033,313
Health Care Equipment & Supplies	0.5	7,473,553
Food Products	0.5	7,160,266
Road & Rail	0.5	6,960,048
Foreign Government Obligations	0.5	6,716,047
Consumer Finance	0.4	5,842,334
Automobiles	0.4	5,779,238
Metals & Mining	0.4	5,489,487
Electronic Equipment, Instruments & Components	0.4	4,994,417
Electrical Equipment	0.4	4,875,360
Hotels, Restaurants & Leisure	0.3	4,478,822
Entertainment	0.3	4,460,868
Trading Companies & Distributors	0.3	4,092,172
Textiles, Apparel & Luxury Goods	0.3	4,086,745
Tobacco	0.3	3,573,580
Household Durables	0.3	3,505,519
Food & Staples Retailing	0.3	3,487,118
Multi-Utilities	0.2	3,435,156
Industrial Conglomerates	0.2	3,329,359
Commercial Services & Supplies	0.2	3,297,471
International Equity Funds	0.2	3,002,056
Life Sciences Tools & Services	0.2	2,997,632
Gas Utilities	0.2	2,790,484
Wireless Telecommunication Services	0.2	2,766,494
Real Estate Management & Development	0.2	2,755,227
Personal Products	0.2	2,565,700
Building Products	0.2	2,368,671
Containers & Packaging	0.2	2,305,062

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments		Value
Energy Equipment & Services	0.2%		$2,097,393
Diversified Consumer Services	0.1		1,925,658
Construction Materials	0.1		1,908,766
Professional Services	0.1		1,860,370
Household Products	0.1		1,811,817
Auto Components	0.1		1,630,934
Multiline Retail	0.1		1,366,763
Construction & Engineering	0.1		1,162,238
Air Freight & Logistics	0.1		1,088,536
Communications Equipment	0.1		951,209
Transportation Infrastructure	0.1		924,152
Health Care Technology	0.1		775,293
Municipal Government Obligations	0.1		664,033
Independent Power & Renewable Electricity Producers	0.0	(F)	593,651
Water Utilities	0.0	(F)	413,556
Paper & Forest Products	0.0	(F)	339,365
Leisure Products	0.0	(F)	300,993
Thrifts & Mortgage Finance	0.0	(F)	202,354
Distributors	0.0	(F)	72,806
Mortgage Real Estate Investment Trusts	0.0	(F)	57,160
Marine	0.0	(F)	21,420

Investments	95.7		1,330,591,102
Short-Term Investments	4.3		59,991,519

Total Investments	100.0%		$1,390,582,621

SECURITY VALUATION:

Valuation Inputs (N)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (O)	Value
ASSETS
Investments
Asset-Backed Securities	$—	$195,707,776	$1,995,647	$197,703,423
Corporate Debt Securities	—	210,160,879	—	210,160,879
Foreign Government Obligations	—	6,716,047	—	6,716,047
Mortgage-Backed Securities	—	97,626,437	—	97,626,437
Municipal Government Obligations	—	664,033	—	664,033
U.S. Government Agency Obligations	—	258,888,753	—	258,888,753
U.S. Government Obligations	—	201,465,032	—	201,465,032
Common Stocks	203,153,267	109,320,508	—	312,473,775
Contingent Value Right	—	—	0	0
Preferred Stocks	1,198,381	384,587	—	1,582,968
Exchange-Traded Fund	3,002,056	—	—	3,002,056
Investment Company	40,307,699	—	—	40,307,699
Other Investment Company	18,935,141	—	—	18,935,141
Repurchase Agreement	—	41,056,378	—	41,056,378

Total Investments	$266,596,544	$1,121,990,430	$1,995,647	$1,390,582,621

Other Financial Instruments
Futures Contracts (P)	$1,442,464	$—	$—	$1,442,464

Total Other Financial Instruments	$1,442,464	$—	$—	$1,442,464

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

SECURITY VALUATION (continued):

Valuation Inputs (continued) (N)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (O)	Value
LIABILITIES
Other Financial Instruments
Futures Contracts (P)	$(2,236,906)	$—	$—	$(2,236,906)

Total Other Financial Instruments	$(2,236,906)	$—	$—	$(2,236,906)

Transfers

Investments	Transfers from Level 1 to Level 3	Transfers from Level 3 to Level 1	Transfers from Level 2 to Level 3	Transfers from Level 3 to Level 2
Asset-Backed Securities (E)	$—	$—	$995,647	$—

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, the total value of 144A securities is $258,744,891, representing 18.6% of the Portfolio’s net assets.
(B)	Floating or variable rate securities. The rates disclosed are as of December 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(C)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2019, the total value of securities is $2,241,235, representing 0.2% of the Portfolio’s net assets.
(D)	Securities are Level 3 of the fair value hierarchy.
(E)	Transferred from Level 2 to 3 due to utilizing significant unobservable inputs. As of prior reporting period the security utilized significant observable inputs.
(F)	Percentage rounds to less than 0.1% or (0.1)%.
(G)	All or a portion of the securities are on loan. The total value of all securities on loan is $18,425,440. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(H)	Perpetual maturity. The date displayed is the next call date.
(I)	Rounds to less than $1 or $(1).
(J)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The value of the security is $7,190,902.
(K)	Non-income producing securities.
(L)	Security deemed worthless.
(M)	Rates disclosed reflect the yields at December 31, 2019.
(N)	The Portfolio recognizes transfers in and out of Level 3 as of December 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(O)	Level 3 securities were not considered significant to the Portfolio.
(P)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
ASX	Australian Securities Exchange
CMT	Constant Maturity Treasury
EAFE	Europe, Australasia and Far East
GDR	Global Depositary Receipt
LIBOR	London Interbank Offered Rate
MTA	Month Treasury Average

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

PORTFOLIO ABBREVIATIONS (continued):

MTN	Medium Term Note
REIT	Real Estate Investment Trust
STOXX	Deutsche Börse Group & SIX Group Index
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TOPIX	Tokyo Price Index
TSX	Toronto Stock Exchange

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2019

Assets:
Investments, at value (cost $1,270,697,449) (including securities loaned of $18,425,440)	$1,349,526,243
Repurchase agreement, at value (cost $41,056,378)	41,056,378
Cash	1,156,780
Cash collateral pledged at broker for:
Futures contracts	415,000
Foreign currency, at value (cost $2,611,271)	2,646,454
Receivables and other assets:
Investments sold	5,100,386
Net income from securities lending	4,511
Shares of beneficial interest sold	88,226
Dividends	315,987
Interest	4,522,951
Tax reclaims	180,968
Variation margin receivable on futures contracts	3,710,504
Litigation	1,999

Total assets	1,408,726,387

Liabilities:
Cash collateral received upon return of:
Securities on loan	18,935,141
Payables and other liabilities:
Investments purchased	326,608
Shares of beneficial interest redeemed	5,534
Investment management fees	853,890
Distribution and service fees	285,825
Transfer agent costs	1,956
Trustees, CCO and deferred compensation fees	4,433
Audit and tax fees	36,562
Custody fees	175,536
Legal fees	15,613
Printing and shareholder reports fees	248,453
Other accrued expenses	19,092

Total liabilities	20,908,643

Net assets	$1,387,817,744

Net assets consist of:
Capital stock ($0.01 par value)	$876,552
Additional paid-in capital	1,248,900,948
Total distributable earnings (accumulated losses)	138,040,244

Net assets	$1,387,817,744

Net assets by class:
Initial Class	$79,367,281
Service Class	1,308,450,463

Shares outstanding:
Initial Class	5,261,824
Service Class	82,393,329

Net asset value and offering price per share:
Initial Class	$15.08
Service Class	15.88

STATEMENT OF OPERATIONS

For the year ended December 31, 2019

Investment Income:
Dividend income	$8,451,915
Interest income	32,340,500
Net income from securities lending	64,119
Withholding taxes on foreign income	(359,482)

Total investment income	40,497,052

Expenses:
Investment management fees	9,571,396
Distribution and service fees:
Service Class	3,200,225
Transfer agent costs	20,570
Trustees, CCO and deferred compensation fees	41,668
Audit and tax fees	47,722
Custody fees	395,753
Legal fees	72,885
Printing and shareholder reports fees	258,191
Other	108,953

Total expenses	13,717,363

Net investment income (loss)	26,779,689

Net realized gain (loss) on:
Investments	32,353,776
Capital gain distributions received from an unaffiliated investment company	962,615
Futures contracts	3,916,395
Forward foreign currency contracts	422
Foreign currency transactions	(282,646)

Net realized gain (loss)	36,950,562

Net change in unrealized appreciation (depreciation) on:
Investments	91,246,616
Futures contracts	(2,219,309)
Translation of assets and liabilities denominated in foreign currencies	96,350

Net change in unrealized appreciation (depreciation)	89,123,657

Net realized and change in unrealized gain (loss)	126,074,219

Net increase (decrease) in net assets resulting from operations	$152,853,908

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2019	December 31, 2018
From operations:
Net investment income (loss)	$26,779,689	$27,075,689
Net realized gain (loss)	36,950,562	18,600,918
Net change in unrealized appreciation (depreciation)	89,123,657	(90,499,265)

Net increase (decrease) in net assets resulting from operations	152,853,908	(44,822,658)

Dividends and/or distributions to shareholders:
Initial Class	(2,985,353)	(4,286,406)
Service Class	(42,453,781)	(60,905,586)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(45,439,134)	(65,191,992)

Capital share transactions:
Proceeds from shares sold:
Initial Class	8,543,362	5,427,592
Service Class	17,045,742	15,576,265

	25,589,104	21,003,857

Dividends and/or distributions reinvested:
Initial Class	2,985,353	4,286,406
Service Class	42,453,781	60,905,586

	45,439,134	65,191,992

Cost of shares redeemed:
Initial Class	(19,363,829)	(11,000,317)
Service Class	(86,497,381)	(121,282,389)

	(105,861,210)	(132,282,706)

Net increase (decrease) in net assets resulting from capital share transactions	(34,832,972)	(46,086,857)

Net increase (decrease) in net assets	72,581,802	(156,101,507)

Net assets:
Beginning of year	1,315,235,942	1,471,337,449

End of year	$1,387,817,744	$1,315,235,942

Capital share transactions - shares:
Shares issued:
Initial Class	581,175	383,847
Service Class	1,094,566	1,006,804

	1,675,741	1,390,651

Shares reinvested:
Initial Class	202,809	298,289
Service Class	2,735,424	4,028,147

	2,938,233	4,326,436

Shares redeemed:
Initial Class	(1,310,196)	(755,874)
Service Class	(5,595,779)	(7,879,835)

	(6,905,975)	(8,635,709)

Net increase (decrease) in shares outstanding:
Initial Class	(526,212)	(73,738)
Service Class	(1,765,789)	(2,844,884)

	(2,292,001)	(2,918,622)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2019	December 31, 2018	December 31, 2017		December 31, 2016		December 31, 2015
Net asset value, beginning of year	$13.96	$15.16	$14.21		$13.79		$14.00

Investment operations:
Net investment income (loss) (A)	0.33	0.32	0.28		0.26	(B)	0.22
Net realized and unrealized gain (loss)	1.36	(0.74)	0.95		0.36		(0.24)

Total investment operations	1.69	0.42	1.23		0.62		(0.02)

Dividends and/or distributions to shareholders:
Net investment income	(0.37)	(0.34)	(0.28)		(0.20)		(0.19)
Net realized gains	(0.20)	(0.44)	—		—		—

Total dividends and/or distributions to shareholders	(0.57)	(0.78)	(0.28)		(0.20)		(0.19)

Net asset value, end of year	$15.08	$13.96	$15.16		$14.21		$13.79

Total return	12.18%	(2.94)%	8.75%		4.46%		(0.18)%

Ratio and supplemental data:
Net assets end of year (000’s)	$79,367	$80,793	$88,873		$90,344		$99,871
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.77%	0.78%	0.77%		0.77%		0.79%
Including waiver and/or reimbursement and recapture	0.77%	0.77%	0.77	%(D)	0.77	%(B)	0.79%
Net investment income (loss) to average net assets	2.20%	2.18%	1.93%		1.83	%(B)	1.58%
Portfolio turnover rate	45%	58%	48%		36%		39%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2019	December 31, 2018	December 31, 2017		December 31, 2016		December 31, 2015
Net asset value, beginning of year	$14.67	$15.89	$14.88		$14.44		$14.66

Investment operations:
Net investment income (loss) (A)	0.30	0.30	0.26		0.24	(B)	0.20
Net realized and unrealized gain (loss)	1.44	(0.78)	1.00		0.37		(0.26)

Total investment operations	1.74	(0.48)	1.26		0.61		(0.06)

Dividends and/or distributions to shareholders:
Net investment income	(0.33)	(0.30)	(0.25)		(0.17)		(0.16)
Net realized gains	(0.20)	(0.44)	—		—		—

Total dividends and/or distributions to shareholders	(0.53)	(0.74)	(0.25)		(0.17)		(0.16)

Net asset value, end of year	$15.88	$14.67	$15.89		$14.88		$14.44

Total return	11.91%	(3.19)%	8.51%		4.19%		(0.40)%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,308,451	$1,234,443	$1,382,464		$1,343,855		$1,174,494
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	1.02%	1.03%	1.02%		1.02%		1.04%
Including waiver and/or reimbursement and recapture	1.02%	1.02%	1.02	%(D)	1.01	%(B)	1.04%
Net investment income (loss) to average net assets	1.95%	1.93%	1.68%		1.59	%(B)	1.34%
Portfolio turnover rate	45%	58%	48%		36%		39%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2019

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Tactical Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2019 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2019, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Contingent value rights (“CVR”): CVRs for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Board. CVRs are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data relating to the issuer. Depending on the relative significance of observable valuation inputs, these investments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SECURITY VALUATION (continued)

Investment companies: Certain investment companies are valued at the NAV of the underlying Portfolios as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying portfolios and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SECURITY VALUATION (continued)

pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Contingent value rights (“CVR”): The Trust may invest in CVRs, which is a type of right given to investors of an acquired company (or a company facing major restructuring) that ensures additional benefit if a specified event occurs. A CVR often has an expiration date that relates to the time the contingent event must occur. CVRs generally lack liquidity since most are non-transferable and a large number of legal and other issues can arise when negotiating and implementing these instruments.

CVRs held at December 31, 2019, if any, are identified within the Schedule of Investments.

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2019, if any, are identified within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2019, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2019, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2019.

Repurchase agreements at December 31, 2019, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities on non-U.S. fixed income investments, as well as on securities traded on U.S. exchanges. Loan counterparties pledge cash collateral with a value of at least 105% of the current value of the loaned securities for non-U.S. equity positions. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio (the “Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2019; however no individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2019, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2019.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$5,268,584	$—	$—	$—	$5,268,584
Foreign Government Obligations	30,165	—	—	—	30,165
U.S. Government Obligations	2,587,962	—	—	—	2,587,962
Common Stocks	7,980,978	—	—	—	7,980,978
Exchange-Traded Funds	3,067,452	—	—	—	3,067,452
Total Securities Lending Transactions	$18,935,141	$—	$—	$—	$18,935,141
Total Borrowings	$18,935,141	$—	$—	$—	$18,935,141

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio, uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2019, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2019.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$922,215	$—	$520,249	$—	$—	$1,442,464
Total	$922,215	$—	$520,249	$—	$—	$1,442,464

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$(1,825,227)	$—	$(411,679)	$—	$—	$(2,236,906)
Total	$(1,825,227)	$—	$(411,679)	$—	$—	$(2,236,906)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2019.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$7,559,899	$—	$(3,643,504)	$—	$—	$3,916,395
Forward foreign currency contracts	—	422	—	—	—	422
Total	$7,559,899	$422	$(3,643,504)	$—	$—	$3,916,817

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(2,016,774)	$—	$(202,535)	$—	$—	$(2,219,309)
Total	$(2,016,774)	$—	$(202,535)	$—	$—	$(2,219,309)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2019.

Futures Contracts at Notional Amount
Long	Short
$ 185,107,958	$ (74,468,535)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

LIBOR Risk: Many financial instruments, financings or other transactions to which the Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). LIBOR is widely used in financial markets. In July 2017, the United Kingdom’s financial regulatory body announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Portfolio’s performance or NAV.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $500 million	0.730%
Over $500 million up to $750 million	0.705
Over $750 million up to $1.5 billion	0.680
Over $1.5 billion up to $2.5 billion	0.670
Over $2.5 billion	0.650

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.90%	May 1, 2020
Service Class	1.15	May 1, 2020

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the thirty-six months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2019 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2019, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2020. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2019, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2019, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2019.

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2019, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 409,466,258	$ 184,838,842	$ 349,316,682	$ 318,165,421

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts mark to market, passive foreign investment companies, premium amortization accruals, capital straddle loss deferral and written off income. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gains and losses, paydown gains and losses, passive foreign investment companies and premium amortization. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2019, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,313,821,497	$ 94,119,932	$ (17,113,938)	$ 77,005,994

As of December 31, 2019, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2019, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2019 and 2018 are as follows:

2019 Distributions Paid From			2018 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 28,536,582	$ 16,902,552	$ —	$ 32,551,225	$ 32,640,767	$ —

As of December 31, 2019, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 34,477,855	$ 27,466,918	$ —	$ —	$ (1,027,300)	$ 77,122,771

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

11. CHANGE IN ACCOUNTING PRINCIPLE

The Portfolio has adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2017-08 “Premium Amortization of Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Portfolio has changed the amortization period for the premium on certain purchased callable debt securities with explicit non-contingent call features to the earliest call date.

It is impracticable to evaluate the effect on individual prior periods, therefore the Portfolio applied the amendments on a modified retrospective basis by recognizing a cumulative effect adjustment that decreased the beginning of period cost of investments and increased the unrealized appreciation on investments by $7,079. This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total accumulated earnings (loss) or the net asset value of the Portfolio’s financial statements.

12. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and has early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

13. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

14. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as sub-adviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000,

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

14. LEGAL PROCEEDINGS (continued)

$12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties have been deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica JPMorgan Tactical Allocation VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica JPMorgan Tactical Allocation VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2020

Transamerica Series Trust	Annual Report 2019

Transamerica JPMorgan Tactical Allocation VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $16,902,552 for the year ended December 31, 2019.

Transamerica Series Trust	Annual Report 2019

Transamerica Legg Mason Dynamic Allocation – Balanced VP

(unaudited)

MARKET ENVIRONMENT

After a disappointing 2018, global equity markets bounced back with double digit returns across all major regions. The year started off with a strong rebound in the first quarter, following the market sell-off that occurred during the fourth quarter of 2018. In the U.S., the S&P 500® returned 13.65%, one of the strongest quarterly performances of the past decade. U.S. equity volatility, as measured by the VIX Index, fell during the quarter.

Global equities across the board rose during the second quarter, however at a more tempered pace compared to the first quarter. Volatility picked up in May, where all major global equity regions experienced a sell-off, led by a decline in Chinese equities. During the second quarter, global and U.S. bonds rose, supported by dovish rhetoric from the U.S. Federal Reserve (“Fed”), European Central Bank and Bank of Japan. The quarter ended with a boost from President Trump and Chinese President Xi Jinping agreeing to a cease fire on the trade war.

The third quarter saw mixed performance across global equities. In August, all major equity regions experienced a sell-off that was led by U.S. small cap equities. Gold, considered a “flight to quality” asset, rose during the quarter and reached a multi-year high in August.

The fiscal year ended with a fourth quarter rally. This was led by Chinese equities on the back of improved prospects of a trade deal with the U.S. Although U.S. economic data remained mixed, U.S. equities rallied in the quarter.

In 2019, the Fed cut interest rates by twenty-five basis points on three separate occasions, a major contrast to the expectations of two rate hikes entering the year. The yield curve flattened due to the rising expectations of multiple interest rate cuts by year-end and weaker U.S. manufacturing data. In the third quarter, the Fed cut interest rates twice and the two-year and ten-year spread inverted for the first time in over a decade. The thirty-year yield also dropped below two percent for the first time. In October, the Fed cut interest rates for the final time in 2019 and reduced its expectations of additional rate cuts.

PERFORMANCE

For the year ended December 31, 2019, Transamerica Legg Mason Dynamic Allocation – Balanced VP, Service Class returned 16.06%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Transamerica Legg Mason Dynamic Allocation – Balanced VP Blended Benchmark, returned 31.49% and 20.38%, respectively.

STRATEGY REVIEW

The Transamerica Legg Mason Dynamic Allocation—Balanced VP utilizes Dynamic Risk Management, comprised of Dynamic Rebalancing and Event Risk Management. Dynamic Rebalancing is applied to the full Portfolio and moves in and out of risk assets (i.e. equity and fixed income) using cash based on the market environment to attempt to limit losses to a floor set at 15% below a high water mark. The Event Risk Management component of the strategy invests in long dated put options to help protect against sudden, significant market shocks. As a result of these strategies the Portfolio may outperform during secular down markets, participate in upward trending markets, and be challenged in an environment where volatility is high and the market moves sideways. The Portfolio has a target allocation of 50% equities and 50% bonds.

All of the underlying holdings had positive performance, led by equity holdings. The iShares Core S&P 500 ETF was the top performer followed by SPDR S&P 500 ETF Trust. The top performing fixed income holding was iShares 20+ Year Treasury Bond ETF. The laggard among ETFs was iShares Core U.S. Aggregate Bond ETF. In addition, the Western Put Strategy had a negative return for the fiscal year, due to its inverse performance relationship with the S&P 500®, which had strong gains in the reporting period.

Relative to the blended benchmark, the Portfolio underperformed net of fees for the 12-month period ended December 31, 2019. The Portfolio’s tail risk component was the largest detractor, followed by sub-asset class selection within U.S. Fixed Income.

The Portfolio’s Dynamic Rebalancing mechanism was not active for the majority of 2019. The Portfolio was fully invested to its strategic target allocations for all of 2019 except for the first two days in January following the elevated volatility of the fourth quarter of 2018.

Transamerica Series Trust	Annual Report 2019

Transamerica Legg Mason Dynamic Allocation – Balanced VP

(unaudited)

STRATEGY REVIEW (continued)

During the fiscal year, the Portfolio used derivatives. These positions detracted from performance.

Adam J. Petryk, CFA

Lisa Wang, CFA

Thomas Picciochi

Co-Portfolio Managers

QS Investors, LLC

Prashant Chandran

Jim K. Huynh

S. Kenneth Leech

Co-Portfolio Managers

Western Asset Management Company, LLC

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	48.7%
U.S. Equity Funds	46.6
Other Investment Company	4.7
International Equity Fund	4.0
Exchange-Traded Options Purchased	0.5
Repurchase Agreement	0.3
Net Other Assets (Liabilities)	(4.8)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2019

Transamerica Legg Mason Dynamic Allocation – Balanced VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Service Class	16.06%	3.81%	5.04%	05/01/2012
S&P 500® (A)	31.49%	11.70%	13.90%
Transamerica Legg Mason Dynamic Allocation - Balanced VP Blended Benchmark (A) (B) (C) (D) (E) (F)	20.38%	7.36%	8.37%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica Legg Mason Dynamic Allocation - Balanced VP Blended Benchmark is composed of the following benchmarks: 40% S&P 500®, 35% Bloomberg Barclays US Aggregate Bond Index, 15% Bloomberg Barclays Long Treasury Index, 5% MSCI EAFE Index, and 5% Russell 2000® Index.

(C) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(D) The Bloomberg Barclays Long Treasury Index is comprised of U.S. treasury securities with remaining maturities of ten years or more.

(E) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(F) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

The underlying portfolios invest their assets in various underlying ETFs, their ability to achieve their investment objectives depends largely on the performance of the underlying ETFs in which they invest. There can be no assurance that the investment objectives of any underlying ETFs will be achieved. The Portfolio is indirectly subject to all of the risks associated with an investment in the underlying ETFs including market volatility and may be subject to the higher degree of risks associated with investing in high yield, small-cap and foreign securities.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2019

Transamerica Legg Mason Dynamic Allocation – Balanced VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2019, and held for the entire six-month period until December 31, 2019.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Net Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$1,054.00	$4.35	$1,021.00	$4.28	0.84%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2019

Transamerica Legg Mason Dynamic Allocation – Balanced VP

SCHEDULE OF INVESTMENTS

At December 31, 2019

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.3%
International Equity Fund - 4.0%
iShares MSCI EAFE ETF	651,183	$ 45,218,147

U.S. Equity Funds - 46.6%
iShares Core S&P 500 ETF	1,208,372	390,594,165
SPDR S&P 500 ETF Trust	285,940	92,032,649
Vanguard Small-Cap ETF (A)	275,094	45,566,570

		528,193,384

U.S. Fixed Income Funds - 48.7%
iShares 20+ Year Treasury Bond ETF (A)	710,715	96,287,668
iShares Core U.S. Aggregate Bond ETF (A)	891,450	100,172,236
Vanguard Total Bond Market ETF	4,249,932	356,399,298

		552,859,202

Total Exchange-Traded Funds (Cost $955,478,904)		1,126,270,733

OTHER INVESTMENT COMPANY - 4.7%
Securities Lending Collateral - 4.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.56% (B)	53,759,689	53,759,689

Total Other Investment Company (Cost $53,759,689)		53,759,689

Principal	Value
REPURCHASE AGREEMENT - 0.3%

Fixed Income Clearing Corp., 0.85% (B), dated 12/31/2019, to be repurchased at $3,223,260 on 01/02/2020. Collateralized by a U.S. Government Obligation, 1.50%, due 08/31/2021, and with a value of $3,290,562.

$ 3,223,108	$ 3,223,108

Total Repurchase Agreement (Cost $3,223,108)	3,223,108

Total Investments Excluding Options Purchased (Cost $1,012,461,701)	1,183,253,530
Total Options Purchased - 0.5% (Cost $10,965,314)	5,630,207

Total Investments (Cost $1,023,427,015)	1,188,883,737
Net Other Assets (Liabilities) - (4.8)%	(54,465,325)

Net Assets - 100.0%	$ 1,134,418,412

EXCHANGE-TRADED OPTIONS PURCHASED:

Description	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Put - S&P 500® Index	USD	2,300.00	12/18/2020	USD	17,769,290	55	$422,735	$150,975
Put - S&P 500® Index	USD	2,350.00	12/18/2020	USD	8,076,950	25	185,575	71,125
Put - S&P 500® Index	USD	2,400.00	12/18/2020	USD	56,861,728	176	1,451,743	580,800
Put - S&P 500® Index	USD	2,450.00	12/18/2020	USD	40,061,672	124	1,038,825	496,000
Put - S&P 500® Index	USD	2,475.00	12/18/2020	USD	7,107,716	22	212,586	86,240
Put - S&P 500® Index	USD	2,500.00	12/18/2020	USD	70,431,004	218	2,051,660	946,120
Put - S&P 500® Index	USD	2,525.00	12/18/2020	USD	6,138,482	19	203,764	84,265
Put - S&P 500® Index	USD	2,550.00	12/18/2020	USD	15,830,822	49	397,166	240,884
Put - S&P 500® Index	USD	2,575.00	12/18/2020	USD	35,538,580	110	1,213,080	558,800
Put - S&P 500® Index	USD	2,600.00	12/18/2020	USD	40,061,672	124	1,028,858	696,508
Put - S&P 500® Index	USD	2,625.00	12/18/2020	USD	35,538,580	110	1,334,410	619,300
Put - S&P 500® Index	USD	2,650.00	12/18/2020	USD	21,646,226	67	595,606	399,320
Put - S&P 500® Index	USD	2,700.00	12/18/2020	USD	6,784,638	21	200,172	150,780
Put - S&P 500® Index	USD	2,750.00	12/18/2020	USD	14,538,510	45	413,157	342,450
Put - S&P 500® Index	USD	2,800.00	12/18/2020	USD	7,753,872	24	215,977	206,640

Total							$10,965,314	$5,630,207

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Legg Mason Dynamic Allocation – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$1,126,270,733	$—	$—	$1,126,270,733
Other Investment Company	53,759,689	—	—	53,759,689
Repurchase Agreement	—	3,223,108	—	3,223,108
Exchange-Traded Options Purchased	5,630,207	—	—	5,630,207

Total Investments	$1,185,660,629	$3,223,108	$—	$1,188,883,737

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $52,689,384. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at December 31, 2019.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Legg Mason Dynamic Allocation – Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2019

Assets:
Unaffiliated investments, at value (cost $1,020,203,907) (including securities loaned of $52,689,384)	$1,185,660,629
Repurchase agreement, at value (cost $3,223,108)	3,223,108
Cash	329
Receivables and other assets:
Net income from securities lending	12,161
Shares of beneficial interest sold	1,313
Dividends	448,924
Interest	76

Total assets	1,189,346,540

Liabilities:
Cash collateral received upon return of:
Securities on loan	53,759,689
Payables and other liabilities:
Shares of beneficial interest redeemed	247,881
Investment management fees	562,156
Distribution and service fees	248,027
Transfer agent costs	1,593
Trustees, CCO and deferred compensation fees	3,646
Audit and tax fees	15,713
Custody fees	23,865
Legal fees	12,792
Printing and shareholder reports fees	36,795
Other accrued expenses	15,971

Total liabilities	54,928,128

Net assets	$1,134,418,412

Net assets consist of:
Capital stock ($0.01 par value)	$874,137
Additional paid-in capital	983,295,292
Total distributable earnings (accumulated losses)	150,248,983

Net assets	$1,134,418,412

Shares outstanding	87,413,728

Net asset value and offering price per share	$12.98

STATEMENT OF OPERATIONS

For the year ended December 31, 2019

Investment Income:
Dividend income from unaffiliated investments	$26,635,072
Interest income from unaffiliated investments	55,956
Net income from securities lending	121,173

Total investment income	26,812,201

Expenses:
Investment management fees	6,310,755
Distribution and service fees	2,783,819
Transfer agent costs	16,738
Trustees, CCO and deferred compensation fees	34,117
Audit and tax fees	26,258
Custody fees	45,764
Legal fees	59,511
Printing and shareholder reports fees	47,398
Other	73,118

Total expenses	9,397,478

Net investment income (loss)	17,414,723

Net realized gain (loss) on:
Unaffiliated investments	15,053,482

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	132,284,873

Net realized and change in unrealized gain (loss)	147,338,355

Net increase (decrease) in net assets resulting from operations	$164,753,078

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Legg Mason Dynamic Allocation – Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2019	December 31, 2018
From operations:
Net investment income (loss)	$17,414,723	$17,753,082
Net realized gain (loss)	15,053,482	10,920,403
Net change in unrealized appreciation (depreciation)	132,284,873	(66,036,259)

Net increase (decrease) in net assets resulting from operations	164,753,078	(37,362,774)

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(45,864,273)	(16,311,814)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(45,864,273)	(16,311,814)

Capital share transactions:
Proceeds from shares sold	4,584,232	5,855,472
Dividends and/or distributions reinvested	45,864,273	16,311,814
Cost of shares redeemed	(104,673,802)	(128,480,867)

Net increase (decrease) in net assets resulting from capital share transactions	(54,225,297)	(106,313,581)

Net increase (decrease) in net assets	64,663,508	(159,988,169)

Net assets:
Beginning of year	1,069,754,904	1,229,743,073

End of year	$1,134,418,412	$1,069,754,904

Capital share transactions - shares:
Shares issued	361,855	482,660
Shares reinvested	3,677,969	1,326,164
Shares redeemed	(8,365,227)	(10,580,377)

Net increase (decrease) in shares outstanding	(4,325,403)	(8,771,553)

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Service Class
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of year	$11.66	$12.23	$11.20	$11.64		$11.99

Investment operations:
Net investment income (loss) (A)	0.20	0.19	0.15	0.12	(B)	0.17
Net realized and unrealized gain (loss)	1.66	(0.59)	1.02	(0.18)		(0.42)

Total investment operations	1.86	(0.40)	1.17	(0.06)		(0.25)

Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.17)	(0.14)	(0.13)		(0.10)
Net realized gains	(0.33)	—	—	(0.25)		—

Total dividends and/or distributions to shareholders	(0.54)	(0.17)	(0.14)	(0.38)		(0.10)

Net asset value, end of year	$12.98	$11.66	$12.23	$11.20		$11.64

Total return	16.06%	(3.31)%	10.47%	(0.67)%		(2.08)%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,134,418	$1,069,755	$1,229,743	$1,272,983		$1,220,431
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.84%	0.84%	0.86%	0.86%		0.87%
Including waiver and/or reimbursement and recapture	0.84%	0.84%	0.86%	0.86	%(B)	0.87%
Net investment income (loss) to average net assets	1.56%	1.53%	1.32%	1.07	%(B)	1.38%
Portfolio turnover rate	14%	6%	10%	103%		57%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2019

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Legg Mason Dynamic Allocation – Balanced VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2019

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2019 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2019, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or

Transamerica Series Trust	Annual Report 2019

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SECURITY VALUATION (continued)

unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2019, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2019.

Transamerica Series Trust	Annual Report 2019

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements at December 31, 2019, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities on non-U.S. fixed income investments, as well as on securities traded on U.S. exchanges. Loan counterparties pledge cash collateral with a value of at least 105% of the current value of the loaned securities for non-U.S. equity positions. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio (the “Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2019; however no individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2019, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2019.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$53,759,689	$—	$—	$—	$53,759,689
Total Borrowings	$53,759,689	$—	$—	$—	$53,759,689

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Transamerica Series Trust	Annual Report 2019

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Open option contracts at December 31, 2019, if any, are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2019.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions:
Investments, at value (A)	$—	$—	$5,630,207	$—	$—	$5,630,207
Total	$—	$—	$5,630,207	$—	$—	$5,630,207

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2019.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$—	$(8,163,193)	$—	$—	$(8,163,193)
Total	$—	$—	$(8,163,193)	$—	$—	$(8,163,193)

Transamerica Series Trust	Annual Report 2019

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$—	$(14,067,500)	$—	$—	$(14,067,500)
Total	$—	$—	$(14,067,500)	$—	$—	$(14,067,500)

(A)	Included within Net realized gain (loss) on Investments in the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2019.

Purchased Options and Swaptions at value
Calls	Puts
$ —	$ 8,345,179

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $750 million	0.57%
Over $750 million up to $1.5 billion	0.56
Over $1.5 billion up to $2.5 billion	0.54
Over $2.5 billion up to $3 billion	0.52
Over $3 billion	0.51

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Transamerica Series Trust	Annual Report 2019

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.97%	May 1, 2020

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the thirty-six months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2019 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2019, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2019, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2019, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2019.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2019, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 178,875,655	$ 153,512,536

Transamerica Series Trust	Annual Report 2019

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, options contracts mark-to-market and straddle loss deferral. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2019, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,022,222,066	$ 166,661,671	$ —	$ 166,661,671

As of December 31, 2019, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2019, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2019 and 2018 are as follows:

2019 Distributions Paid From			2018 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 44,066,407	$ 1,797,866	$ —	$ 16,311,814	$ —	$ —

As of December 31, 2019, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 30,440,741	$ —	$ —	$ —	$ (46,853,429)	$ 166,661,671

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and has early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

11. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as sub-adviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties have been deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Legg Mason Dynamic Allocation – Balanced VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Legg Mason Dynamic Allocation – Balanced VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) (the “Trust”), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2020

Transamerica Series Trust	Annual Report 2019

Transamerica Legg Mason Dynamic Allocation – Balanced VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $1,797,866 for the year ended December 31, 2019.

Transamerica Series Trust	Annual Report 2019

Transamerica Legg Mason Dynamic Allocation – Growth VP

(unaudited)

MARKET ENVIRONMENT

After a disappointing 2018, global equity markets bounced back with double digit returns across all major regions. The year started off with a strong rebound in the first quarter, following the market sell-off that occurred during the fourth quarter of 2018. In the U.S., the S&P 500® returned 13.65%, one of the strongest quarterly performances of the past decade. U.S. equity volatility, as measured by the VIX Index, fell during the quarter.

Global equities across the board rose during the second quarter, however at a more tempered pace compared to the first quarter. Volatility picked up in May, where all major global equity regions experienced a sell-off, led by a decline in Chinese equities. During the second quarter, global and U.S. bonds rose, supported by dovish rhetoric from the U.S. Federal Reserve (“Fed”), European Central Bank and Bank of Japan. The quarter ended with a boost from President Trump and Chinese President Xi Jinping agreeing to a cease fire on the trade war.

The third quarter saw mixed performance across global equities. In August, all major equity regions experienced a sell-off that was led by U.S. small cap equities. Gold, considered a “flight to quality” asset, rose during the quarter and reached a multi-year high in August.

The fiscal year ended with a fourth quarter rally. This was led by Chinese equities on the back of improved prospects of a trade deal with the U.S. Although U.S. economic data remained mixed, U.S. equities rallied in the quarter.

In 2019, the Fed cut interest rates by twenty-five basis points on three separate occasions, a major contrast to the expectations of two rate hikes entering the year. The yield curve flattened due to the rising expectations of multiple interest rate cuts by year-end and weaker U.S. manufacturing data. In the third quarter, the Fed cut interest rates twice and the two-year and ten-year spread inverted for the first time in over a decade. The thirty-year yield also dropped below two percent for the first time. In October, the Fed cut interest rates for the final time in 2019 and reduced its expectations of additional rate cuts.

PERFORMANCE

For the year ended December 31, 2019, Transamerica Legg Mason Dynamic Allocation – Growth VP, Service Class returned 16.83%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Transamerica Legg Mason Dynamic Allocation – Growth VP Blended Benchmark, returned 31.49% and 24.26%, respectively.

STRATEGY REVIEW

The Transamerica Legg Mason Dynamic Allocation – Growth VP utilizes Dynamic Risk Management, which comprises of Dynamic Rebalancing and Event Risk Management. Dynamic Rebalancing is applied to the full portfolio and moves in and out of risk assets (i.e. equity and fixed income) using cash based on the market environment to attempt to limit losses to a floor set at 15% below a high water mark. The Event Risk Management component of the strategy invests in long dated put options to help protect against sudden, significant market shocks. As a result of these strategies the portfolio may outperform during secular down markets, participate in upward trending markets, and be challenged in an environment with high volatility and oscillating markets. The Portfolio has a target allocation of approximately 70% equities and 30% fixed income.

All of the underlying holdings had positive performance, led by equity holdings. The iShares Core S&P 500 ETF was the top performer followed by SPDR S&P 500 ETF Trust. The top performing fixed income holding was iShares 20+ Year Treasury Bond ETF. The laggard among ETFs was iShares Core U.S. Aggregate Bond ETF. In addition, the Western Put Strategy had a negative return for the fiscal year, due to its inverse performance relationship with the S&P 500®, which had strong gains in the reporting period.

Relative to the benchmark, the Portfolio underperformed. The Portfolio’s tail risk component was the largest detractor. Cash drag was a close second, as the Fund was de-risked during the month of January when equity markets experienced a strong rebound. Sub-asset class selection also detracted from return, most notably within U.S. Fixed Income.

The Portfolio’s Dynamic Rebalancing mechanism was not active for the majority of 2019. Following the elevated volatility of the fourth quarter 2018 the Portfolio was de-risked during the month of January but was fully invested to its strategic target allocations for the remainder of 2019.

Transamerica Series Trust	Annual Report 2019

Transamerica Legg Mason Dynamic Allocation – Growth VP

(unaudited)

STRATEGY REVIEW (continued)

During the fiscal year, the Portfolio used derivatives. These positions detracted from performance.

Adam J. Petryk, CFA

Lisa Wang, CFA

Thomas Picciochi

Co-Portfolio Managers

QS Investors, LLC

Prashant Chandran

Jim K. Huynh

S. Kenneth Leech

Co-Portfolio Managers

Western Asset Management Company, LLC

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	64.2%
U.S. Fixed Income Funds	28.8
International Equity Fund	5.9
Other Investment Company	3.7
Exchange-Traded Options Purchased	0.7
Repurchase Agreement	0.4
Net Other Assets (Liabilities)	(3.7)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2019

Transamerica Legg Mason Dynamic Allocation – Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Service Class	16.83%	3.90%	5.75%	05/01/2012
S&P 500® (A)	31.49%	11.70%	13.90%
Transamerica Legg Mason Dynamic Allocation - Growth VP Blended Benchmark (A) (B) (C) (D) (E) (F)	24.26%	8.81%	10.27%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica Legg Mason Dynamic Allocation - Growth VP Blended Benchmark is composed of the following benchmarks: 56% S&P 500®, 21% Bloomberg Barclays US Aggregate Bond Index, 9% Bloomberg Barclays Long Treasury Index, 7% MSCI EAFE Index, and 7% Russell 2000® Index.

(C) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(D) The Bloomberg Barclays Long Treasury Index is comprised of U.S. treasury securities with remaining maturities of ten years or more.

(E) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(F) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

The underlying portfolios invest their assets in various underlying ETFs, their ability to achieve their investment objectives depends largely on the performance of the underlying ETFs in which they invest. There can be no assurance that the investment objectives of any underlying ETFs will be achieved. The Portfolio is indirectly subject to all of the risks associated with an investment in the underlying ETFs including market volatility and may be subject to the higher degree of risks associated with investing in high yield, small-cap and foreign securities.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2019

Transamerica Legg Mason Dynamic Allocation – Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2019, and held for the entire six-month period until December 31, 2019.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Net Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$1,066.20	$4.48	$1,020.90	$4.38	0.86%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2019

Transamerica Legg Mason Dynamic Allocation – Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2019

	Shares	Value
EXCHANGE-TRADED FUNDS - 98.9%
International Equity Fund - 5.9%
iShares MSCI EAFE ETF	429,977	$ 29,857,603

U.S. Equity Funds - 64.2%
iShares Core S&P 500 ETF	734,954	237,566,531
SPDR S&P 500 ETF Trust	173,011	55,685,320
Vanguard Small-Cap ETF (A)	182,412	30,214,724

		323,466,575

U.S. Fixed Income Funds - 28.8%
iShares 20+ Year Treasury Bond ETF (A)	168,767	22,864,553
iShares Core U.S. Aggregate Bond ETF (A)	304,765	34,246,443
Vanguard Total Bond Market ETF	1,050,070	88,058,870

		145,169,866

Total Exchange-Traded Funds (Cost $414,609,995)		498,494,044

OTHER INVESTMENT COMPANY - 3.7%
Securities Lending Collateral - 3.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.56% (B)	18,510,408	18,510,408

Total Other Investment Company (Cost $18,510,408)		18,510,408

Principal	Value
REPURCHASE AGREEMENT - 0.4%

Fixed Income Clearing Corp., 0.85% (B), dated 12/31/2019, to be repurchased at $2,244,748 on 01/02/2020. Collateralized by U.S. Government Obligations, 1.13% - 1.50%, due 08/31/2021, and with a total value of $2,293,682.

$ 2,244,642	$ 2,244,642

Total Repurchase Agreement (Cost $2,244,642)	2,244,642

Total Investments Excluding Options Purchased (Cost $435,365,045)	519,249,094
Total Options Purchased - 0.7% (Cost $6,907,418)	3,542,088

Total Investments (Cost $442,272,463)	522,791,182
Net Other Assets (Liabilities) - (3.7)%	(18,716,598)

Net Assets - 100.0%	$ 504,074,584

EXCHANGE-TRADED OPTIONS PURCHASED:

Description	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Put - S&P 500® Index	USD	2,300.00	12/18/2020	USD	10,015,418	31	$238,223	$85,095
Put - S&P 500® Index	USD	2,350.00	12/18/2020	USD	5,492,326	17	126,191	48,365
Put - S&P 500® Index	USD	2,400.00	12/18/2020	USD	36,184,736	112	923,845	369,600
Put - S&P 500® Index	USD	2,450.00	12/18/2020	USD	23,584,694	73	618,442	292,000
Put - S&P 500® Index	USD	2,475.00	12/18/2020	USD	3,876,936	12	115,956	47,040
Put - S&P 500® Index	USD	2,500.00	12/18/2020	USD	45,877,076	142	1,330,973	616,280
Put - S&P 500® Index	USD	2,525.00	12/18/2020	USD	4,200,014	13	139,417	57,655
Put - S&P 500® Index	USD	2,550.00	12/18/2020	USD	10,661,574	33	269,002	162,228
Put - S&P 500® Index	USD	2,575.00	12/18/2020	USD	22,615,460	70	771,960	355,600
Put - S&P 500® Index	USD	2,600.00	12/18/2020	USD	24,230,850	75	634,089	421,275
Put - S&P 500® Index	USD	2,625.00	12/18/2020	USD	22,615,460	70	849,170	394,100
Put - S&P 500® Index	USD	2,650.00	12/18/2020	USD	13,892,354	43	374,355	256,280
Put - S&P 500® Index	USD	2,700.00	12/18/2020	USD	4,200,014	13	123,916	93,340
Put - S&P 500® Index	USD	2,750.00	12/18/2020	USD	8,723,106	27	247,894	205,470
Put - S&P 500® Index	USD	2,800.00	12/18/2020	USD	5,169,248	16	143,985	137,760

Total							$6,907,418	$3,542,088

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Legg Mason Dynamic Allocation – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$498,494,044	$—	$—	$498,494,044
Other Investment Company	18,510,408	—	—	18,510,408
Repurchase Agreement	—	2,244,642	—	2,244,642
Exchange-Traded Options Purchased	3,542,088	—	—	3,542,088

Total Investments	$520,546,540	$2,244,642	$—	$522,791,182

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $18,138,967. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at December 31, 2019.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Legg Mason Dynamic Allocation – Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2019

Assets:
Unaffiliated investments, at value (cost $440,027,821) (including securities loaned of $18,138,967)	$520,546,540
Repurchase agreement, at value (cost $2,244,642)	2,244,642
Cash	97
Receivables and other assets:
Net income from securities lending	3,861
Shares of beneficial interest sold	977
Dividends	271,626
Interest	53

Total assets	523,067,796

Liabilities:
Cash collateral received upon return of:
Securities on loan	18,510,408
Payables and other liabilities:
Shares of beneficial interest redeemed	54,661
Investment management fees	255,433
Distribution and service fees	110,100
Transfer agent costs	705
Trustees, CCO and deferred compensation fees	1,652
Audit and tax fees	14,470
Custody fees	11,069
Legal fees	5,746
Printing and shareholder reports fees	20,740
Other accrued expenses	8,228

Total liabilities	18,993,212

Net assets	$504,074,584

Net assets consist of:
Capital stock ($0.01 par value)	$367,884
Additional paid-in capital	432,856,185
Total distributable earnings (accumulated losses)	70,850,515

Net assets	$504,074,584

Shares outstanding	36,788,403

Net asset value and offering price per share	$13.70

STATEMENT OF OPERATIONS

For the year ended December 31, 2019

Investment Income:
Dividend income from unaffiliated investments	$11,297,122
Interest income from unaffiliated investments	210,586
Net income from securities lending	59,965

Total investment income	11,567,673

Expenses:
Investment management fees	2,883,440
Distribution and service fees	1,242,862
Transfer agent costs	7,444
Trustees, CCO and deferred compensation fees	15,237
Audit and tax fees	22,146
Custody fees	20,677
Legal fees	26,591
Printing and shareholder reports fees	26,403
Other	38,674

Total expenses	4,283,474

Net investment income (loss)	7,284,199

Net realized gain (loss) on:
Unaffiliated investments	5,803,748

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	64,180,817

Net realized and change in unrealized gain (loss)	69,984,565

Net increase (decrease) in net assets resulting from operations	$77,268,764

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Legg Mason Dynamic Allocation – Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2019	December 31, 2018
From operations:
Net investment income (loss)	$7,284,199	$6,799,119
Net realized gain (loss)	5,803,748	16,273,543
Net change in unrealized appreciation (depreciation)	64,180,817	(47,016,198)

Net increase (decrease) in net assets resulting from operations	77,268,764	(23,943,536)

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(23,877,670)	(6,523,896)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(23,877,670)	(6,523,896)

Capital share transactions:
Proceeds from shares sold	2,128,795	7,503,184
Dividends and/or distributions reinvested	23,877,670	6,523,896
Cost of shares redeemed	(58,469,156)	(63,544,870)

Net increase (decrease) in net assets resulting from capital share transactions	(32,462,691)	(49,517,790)

Net increase (decrease) in net assets	20,928,403	(79,985,222)

Net assets:
Beginning of year	483,146,181	563,131,403

End of year	$504,074,584	$483,146,181

Capital share transactions - shares:
Shares issued	162,238	575,120
Shares reinvested	1,850,982	487,950
Shares redeemed	(4,445,586)	(4,849,212)

Net increase (decrease) in shares outstanding	(2,432,366)	(3,786,142)

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Service Class
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of year	$12.32	$13.09	$11.68	$12.14		$12.59

Investment operations:
Net investment income (loss) (A)	0.19	0.17	0.15	0.11	(B)	0.15
Net realized and unrealized gain (loss)	1.85	(0.78)	1.38	(0.23)		(0.52)

Total investment operations	2.04	(0.61)	1.53	(0.12)		(0.37)

Dividends and/or distributions to shareholders:
Net investment income	(0.19)	(0.16)	(0.12)	(0.12)		(0.08)
Net realized gains	(0.47)	—	—	(0.22)		—

Total dividends and/or distributions to shareholders	(0.66)	(0.16)	(0.12)	(0.34)		(0.08)

Net asset value, end of year	$13.70	$12.32	$13.09	$11.68		$12.14

Total return	16.83%	(4.73)%	13.21%	(0.99)%		(2.95)%

Ratio and supplemental data:
Net assets end of year (000’s)	$504,075	$483,146	$563,131	$576,726		$595,643
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.86%	0.86%	0.89%	0.89%		0.89%
Including waiver and/or reimbursement and recapture	0.86%	0.86%	0.89%	0.89	%(B)	0.89%
Net investment income (loss) to average net assets	1.47%	1.27%	1.17%	0.90	%(B)	1.24%
Portfolio turnover rate	16%	8%	9%	182%		80%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2019

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. Transamerica Legg Mason Dynamic Allocation – Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2019

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income, if any, is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2019 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2019, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in

Transamerica Series Trust	Annual Report 2019

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SECURITY VALUATION (continued)

determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2019, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2019.

Transamerica Series Trust	Annual Report 2019

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements at December 31, 2019, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities on non-U.S. fixed income investments, as well as on securities traded on U.S. exchanges. Loan counterparties pledge cash collateral with a value of at least 105% of the current value of the loaned securities for non-U.S. equity positions. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio (the “Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2019; however no individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2019, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2019.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$18,510,408	$—	$—	$—	$18,510,408
Total Borrowings	$18,510,408	$—	$—	$—	$18,510,408

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit

Transamerica Series Trust	Annual Report 2019

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Open option contracts at December 31, 2019, if any, are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2019.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions:
Investments, at value (A)	$—	$—	$3,542,088	$—	$—	$3,542,088
Total	$—	$—	$3,542,088	$—	$—	$3,542,088

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2019.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$—	$(5,230,686)	$—	$—	$(5,230,686)
Total	$—	$—	$(5,230,686)	$—	$—	$(5,230,686)

Transamerica Series Trust	Annual Report 2019

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$—	$(8,991,286)	$—	$—	$(8,991,286)
Total	$—	$—	$(8,991,286)	$—	$—	$(8,991,286)

(A)	Included within Net realized gain (loss) on Investments in the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2019.

Purchased Options and Swaptions at value
Calls	Puts
$ —	$ 5,330,684

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $750 million	0.58%
Over $750 million up to $1.5 billion	0.57
Over $1.5 billion up to $2.5 billion	0.55
Over $2.5 billion up to $3 billion	0.53
Over $3 billion	0.52

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Transamerica Series Trust	Annual Report 2019

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.99%	May 1, 2020

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the thirty-six months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2019 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2019, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2019, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2019, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2019.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2019, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 256,298,924	$ 77,214,172

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue

Transamerica Series Trust	Annual Report 2019

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, organizational expenses, options contracts mark-to-market and straddle loss outstanding. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2019, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 442,461,979	$ 80,329,203	$ —	$ 80,329,203

As of December 31, 2019, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2019, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2019 and 2018 are as follows:

2019 Distributions Paid From			2018 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 23,877,670	$ —	$ —	$ 6,523,896	$ —	$ —

As of December 31, 2019, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 12,077,221	$ —	$ —	$ —	$ (21,555,909)	$ 80,329,203

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and has early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

11. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as sub-adviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties have been deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Legg Mason Dynamic Allocation – Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Legg Mason Dynamic Allocation – Growth VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2020

Transamerica Series Trust	Annual Report 2019

Transamerica Legg Mason Dynamic Allocation – Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2019.

Transamerica Series Trust	Annual Report 2019

Transamerica Levin Large Cap Value VP

(unaudited)

MARKET ENVIRONMENT

In 2019, the U.S. stock market as measured by the Russell 1000® Value Index performed well. The top performing sectors during the year were information technology, industrials, and financials. While still positive, the worst performing sectors were energy, healthcare, and materials.

The strong year in equity markets was supported by a combination of steady gross domestic product (“GDP”) growth, strong employment data, subdued inflation, and very accommodative central bank policies. While the year was marked by economic deceleration world-wide, especially in terms of industrial activity, U.S. consumer spending remained strong. In December, the U.S. and China announced a “Phase One Trade Deal” agreement, creating a reprieve in the trade war that was clearly affecting worldwide industrial activity throughout 2019. Subdued inflation and accommodative interest rates also contributed to a favorable environment for equities. The U.S. Federal Reserve (“Fed”), after cutting interest rates three times earlier in 2019, added further monetary stimulus by expanding its balance sheet, a process that continued through the end of the year. The central banks of China and the European Union were also accommodative.

The supportive central bank monetary policies led to substantial overall price-to-earnings expansion in 2019, driving much of the gains in the broad stock indices and contributing to the outperformance of growth and momentum stocks and the underperformance of value and contra-momentum oriented stocks that define our investing philosophy.

PERFORMANCE

For the year ended December 31, 2019, Transamerica Levin Large Cap Value VP, Service Class returned 17.00%. By comparison, its benchmark, the Russell 1000® Value Index, returned 26.54%.

STRATEGY REVIEW

Our investment philosophy is to buy quality companies with solid balance sheets that are inexpensive on a price-to-free cash flow multiple. Further, we seek stocks that are down in price where we have a contrarian view to the market and see near-term catalysts to unlock inherent value.

The Portfolio underperformed the Russell 1000® Value Index in 2019 with stock selection accounting for most of the underperformance. Sector weights also had a negative effect.

The sector that detracted the most from performance during 2019 was information technology as both Nokia OYJ, ADR (“Nokia”) and CommScope Holding Co., Inc. (“CommScope”) declined. Nokia reported September quarter results that were in line with expectations, but suspended their dividend and revised forward guidance downward. We still expect Nokia to benefit from the 5G investment cycle, but now see those gains not starting for Nokia until the second half of 2020. CommScope also has a strong competitive position in 5G wireless technology, and 5G related stocks were hurt by delays in near-term spending plans by key customers, although this is not expected to affect the long-term future for this important technology.

The top contributing sector during the year was healthcare, led by AbbVie, Inc. (“AbbVie”) and Bio-Rad Laboratories Inc. (“Bio-Rad”). We established the AbbVie position in June, shortly after the company announced its intention to acquire Allergan PLC. This represents a major acquisition for the company and investors initially reacted poorly to the news. We think this acquisition makes excellent long-term sense for AbbVie, a view that investors seemed to increasingly embrace as the year went on. Abbie also reported strong September quarter results and raised expectations for two recently approved drugs for psoriasis and rheumatoid arthritis. We re-established a position in Bio-Rad in late 2018 after it had underperformed, trading at an attractive valuation versus its peers, especially when factoring in its equity stake in Sartorius AG. Bio-Rad subsequently reported strong operating results with improved margins, revenue growth and cash flow generation.

Jack Murphy

Christopher Susanin

Co-Portfolio Managers

Levin Easterly Partners LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	95.7%
Other Investment Company	3.6
Net Other Assets (Liabilities)	0.7
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2019

Transamerica Levin Large Cap Value VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2019
	1 Year	10 Year or Since Inception	Inception Date
Service Class	17.00%	2.82%	09/29/2017
Russell 1000® Value Index (A)	26.54%	9.41%

(A) The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of the fund will decline. Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that an undervalued stock is actually appropriately priced.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks, especially technology stocks, can be extremely volatile and subject to greater rice swings than the broader market.

The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2019

Transamerica Levin Large Cap Value VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2019, and held for the entire six-month period until December 31, 2019.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Net Annualized Expense Ratio (C)
Service Class	$1,000.00	$1,033.60	$6.15	$1,019.20	$6.11	1.20%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2019

Transamerica Levin Large Cap Value VP

SCHEDULE OF INVESTMENTS

At December 31, 2019

	Shares	Value
COMMON STOCKS - 95.7%
Aerospace & Defense - 6.0%
Boeing Co.	622	$ 202,623
Textron, Inc.	4,858	216,667
United Technologies Corp.	2,378	356,129

		775,419

Automobiles - 4.7%
General Motors Co.	16,432	601,411

Banks - 11.6%
Bank of America Corp.	15,565	548,199
Citigroup, Inc.	7,821	624,820
JPMorgan Chase & Co.	2,279	317,693

		1,490,712

Beverages - 3.7%
Cott Corp.	27,843	380,892
Keurig Dr. Pepper, Inc. (A)	3,209	92,901

		473,793

Biotechnology - 4.7%
AbbVie, Inc.	6,809	602,869

Capital Markets - 3.3%
Morgan Stanley	8,275	423,018

Chemicals - 4.4%
DuPont de Nemours, Inc.	8,922	572,792

Communications Equipment - 3.9%
CommScope Holding Co., Inc. (B)	18,048	256,101
Nokia OYJ, ADR (A)	67,397	250,043

		506,144

Diversified Telecommunication Services - 3.4%
AT&T, Inc.	7,061	275,944
Verizon Communications, Inc.	2,696	165,534

		441,478

Electric Utilities - 1.3%
Exelon Corp.	3,659	166,814

Equity Real Estate Investment Trusts - 2.7%
SL Green Realty Corp.	3,852	353,922

Food & Staples Retailing - 3.4%
Walmart, Inc.	3,717	441,728

Food Products - 7.4%
Archer-Daniels-Midland Co.	9,181	425,539
TreeHouse Foods, Inc. (B)	10,816	524,576

		950,115

Health Care Providers & Services - 1.0%
Cigna Corp. (B)	610	124,739

Household Products - 1.2%
Colgate-Palmolive Co.	2,247	154,684

Insurance - 8.1%
American International Group, Inc.	13,800	708,354
Lincoln National Corp.	5,775	340,783

		1,049,137

Media - 1.3%
Comcast Corp., Class A	3,627	163,106

Multi-Utilities - 5.3%
CenterPoint Energy, Inc.	24,808	676,514

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels - 8.0%
Exxon Mobil Corp.	4,012	$ 279,957
Occidental Petroleum Corp.	10,880	448,365
Williams Cos., Inc.	12,517	296,903

		1,025,225

Pharmaceuticals - 3.7%
Johnson & Johnson	2,247	327,770
Pfizer, Inc.	3,819	149,628

		477,398

Semiconductors & Semiconductor Equipment - 3.2%
Intel Corp.	6,932	414,880

Specialty Retail - 2.2%
Lowe’s Cos., Inc.	2,343	280,598

Wireless Telecommunication Services - 1.2%
Vodafone Group PLC, ADR (A)	8,088	156,341

Total Common Stocks (Cost $11,945,360)		12,322,837

OTHER INVESTMENT COMPANY - 3.6%
Securities Lending Collateral - 3.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.56% (C)	467,803	467,803

Total Other Investment Company (Cost $467,803)		467,803

Total Investments (Cost $12,413,163)		12,790,640
Net Other Assets (Liabilities) - 0.7%		87,781

Net Assets - 100.0%		$ 12,878,421

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Levin Large Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$12,322,837	$—	$—	$12,322,837
Other Investment Company	467,803	—	—	467,803

Total Investments	$12,790,640	$—	$—	$12,790,640

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $444,134. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing securities.
(C)	Rate disclosed reflects the yield at December 31, 2019.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Levin Large Cap Value VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2019

Assets:
Investments, at value (cost $12,413,163) (including securities loaned of $444,134)	$12,790,640
Cash	514,749
Receivables and other assets:
Net income from securities lending	149
Shares of beneficial interest sold	61,267
Dividends	16,247

Total assets	13,383,052

Liabilities:
Cash collateral received upon return of:
Securities on loan	467,803
Payables and other liabilities:
Investments purchased	10,105
Investment management fees	3,696
Distribution and service fees	2,627
Transfer agent costs	14
Trustees, CCO and deferred compensation fees	27
Audit and tax fees	14,058
Custody fees	4,856
Legal fees	67
Printing and shareholder reports fees	319
Other accrued expenses	1,059

Total liabilities	504,631

Net assets	$12,878,421

Net assets consist of:
Capital stock ($0.01 par value)	$12,274
Additional paid-in capital	12,279,428
Total distributable earnings (accumulated losses)	586,719

Net assets	$12,878,421

Shares outstanding	1,227,395

Net asset value and offering price per share	$10.49

STATEMENT OF OPERATIONS

For the year ended December 31, 2019

Investment Income:
Dividend income	$206,910
Net income from securities lending	225
Withholding taxes on foreign income	(1,225)

Total investment income	205,910

Expenses:
Investment management fees	48,958
Distribution and service fees	18,450
Transfer agent costs	113
Trustees, CCO and deferred compensation fees	244
Audit and tax fees	21,453
Custody fees	13,277
Legal fees	415
Printing and shareholder reports fees	1,556
Other	5,722

Total expenses before waiver and/or reimbursement and recapture	110,188

Expense waived and/or reimbursed	(22,705)
Recapture of previously waived and/or reimbursed fees	1,081

Net expenses	88,564

Net investment income (loss)	117,346

Net realized gain (loss) on:
Investments	144,811

Net change in unrealized appreciation (depreciation) on:
Investments	693,632

Net realized and change in unrealized gain (loss)	838,443

Net increase (decrease) in net assets resulting from operations	$955,789

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Levin Large Cap Value VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2019	December 31, 2018
From operations:
Net investment income (loss)	$117,346	$16,085
Net realized gain (loss)	144,811	(17,946)
Net change in unrealized appreciation (depreciation)	693,632	(327,550)

Net increase (decrease) in net assets resulting from operations	955,789	(329,411)

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(45,616)	(16,056)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(45,616)	(16,056)

Capital share transactions:
Proceeds from shares sold	9,144,003	2,748,829
Dividends and/or distributions reinvested	45,616	16,056
Cost of shares redeemed	(325,291)	(336,893)

Net increase (decrease) in net assets resulting from capital share transactions	8,864,328	2,427,992

Net increase (decrease) in net assets	9,774,501	2,082,525

Net assets:
Beginning of year	3,103,920	1,021,395

End of year	$12,878,421	$3,103,920

Capital share transactions - shares:
Shares issued	910,630	277,128
Shares reinvested	4,762	1,520
Shares redeemed	(32,265)	(34,380)

Net increase (decrease) in shares outstanding	883,127	244,268

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Service Class
	December 31, 2019	December 31, 2018	December 31, 2017 (A)
Net asset value, beginning of period/year	$9.02	$10.21	$10.00

Investment operations:
Net investment income (loss) (B)	0.16	0.12	0.02
Net realized and unrealized gain (loss)	1.37	(1.22)	0.19

Total investment operations	1.53	(1.10)	0.21

Dividends and/or distributions to shareholders:
Net investment income	(0.03)	(0.02)	—
Net realized gains	(0.03)	(0.07)	—

Total dividends and/or distributions to shareholders	(0.06)	(0.09)	—

Net asset value, end of period/year	$10.49	$9.02	$10.21

Total return	17.00%	(10.86)%	2.10	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$12,878	$3,104	$1,021
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.49%	3.27%	15.95	%(D)
Including waiver and/or reimbursement and recapture	1.20%	1.20%	1.20	%(D)
Net investment income (loss) to average net assets	1.59%	1.15%	0.77	%(D)
Portfolio turnover rate	144%	159%	53	%(C)

(A)	Commenced operations on September 29, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Levin Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2019

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Levin Large Cap Value VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2019

Transamerica Levin Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2019, commissions recaptured are $14.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2019, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Transamerica Series Trust	Annual Report 2019

Transamerica Levin Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SECURITY VALUATION (continued)

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2019, the Portfolio has not utilized the program.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities on non-U.S. fixed income investments, as well as on securities traded on U.S. exchanges. Loan counterparties pledge cash collateral with a value of at least 105% of the current value of the loaned securities for non-U.S. equity positions. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio (the “Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2019; however no individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2019, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2019.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$467,803	$—	$—	$—	$467,803
Total Borrowings	$467,803	$—	$—	$—	$467,803

Transamerica Series Trust	Annual Report 2019

Transamerica Levin Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
Effective August 1, 2019
First $750 million	0.65%
Over $750 million up to $1 billion	0.62
Over $1 billion up to $2 billion	0.60
Over $2 billion up to $3 billion	0.59
Over $3 billion	0.58
Prior to August 1, 2019
First $750 million	0.68%
Over $750 million up to $1 billion	0.65
Over $1 billion up to $2 billion	0.63
Over $2 billion up to $3 billion	0.60
Over $3 billion	0.58

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	1.20%	May 1, 2020

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the thirty-six months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any, other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2019 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2019

Transamerica Levin Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the years ended December 31, 2017, December 31, 2018 and December 31, 2019, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available
2017	2018	2019	Total
$ 36,570	$ 32,889	$ 22,705	$ 92,164

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2019, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2019, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2019.

6. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2019, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 18,747,978	$ —	$ 10,323,357	$ —

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue

Transamerica Series Trust	Annual Report 2019

Transamerica Levin Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to distribution re-designations. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2019, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 12,687,323	$ 480,923	$ (377,606)	$ 103,317

As of December 31, 2019, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2019, the capital loss carryforwards utilized or expired are as follows.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2019 and 2018 are as follows:

2019 Distributions Paid From			2018 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 29,686	$ 15,930	$ —	$ 16,056	$ —	$ —

As of December 31, 2019, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 483,402	$ —	$ —	$ —	$ —	$ 103,317

8. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and has early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Transamerica Levin Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

9. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as sub-adviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties have been deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Levin Large Cap Value VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Levin Large Cap Value VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and the period from September 29, 2017 (commencement of operations) through December 31, 2017 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and the period from September 29, 2017 (commencement of operations) through December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2020

Transamerica Series Trust	Annual Report 2019

Transamerica Levin Large Cap Value VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $15,930 for the year ended December 31, 2019.

Transamerica Series Trust	Annual Report 2019

Transamerica Madison Diversified Income VP

(unaudited)

MARKET ENVIRONMENT

Financial markets closed 2019 with strong performance across nearly all asset classes. A steady stream of economic, political, and geopolitical concerns brought increased volatility, but in the end, accommodative monetary policy and stable economic growth carried the day.

2019 produced stunning results with the S&P 500® producing a return of over 30%. When the yield curve inverted during the summer – a condition caused when short-term bonds yield more than long-term bonds – talk of recession was rampant. Stocks ignored the warning behind a reversal in U.S Federal Reserve (“Fed”) tightening and went on to make another steady move upwards through the end of the year.

Fixed income markets, represented by the Bloomberg Barclays US Aggregate Bond Index, were up high single digits for the year, a result that may have seemed unlikely at the beginning of the year, given Fed policy and historically low interest rates. Even so, 10-year Treasury yields fell by more than 75 bps during 2019, causing bonds to rally.

The fourth quarter saw potential resolution, or signs of progress, to the ongoing trade negotiations with China. U.S. economic growth continued to expand at a moderate pace despite tariffs impacting manufacturers and agriculture. Gross domestic product trend growth of roughly 2.0% was driven largely by consumer spending.

PERFORMANCE

For the year ended December 31, 2019, Transamerica Madison Diversified Income VP, Service Class returned 14.94%. By comparison, its primary, secondary, and additional benchmarks, the Bloomberg Barclays US Aggregate Bond Index, the Russell 1000® Index, and the Transamerica Madison Diversified Income VP Blended Benchmark, returned 8.72%, 31.43% and 17.61% respectively.

STRATEGY REVIEW

The equity portion of the Transamerica Madison Diversified Income VP Portfolio lagged the Russell 1000® Index due to our conservative positioning throughout 2019 as more aggressive sectors in the equity markets rallied. Sector allocation and stock selection both detracted from performance versus the index. For sector allocation, an underweight position in technology and overweight positions in energy and health care negatively impacted results. In terms of stock selection, there were overall positive contributions from consumer staples, materials and utilities, which were more than offset by weakness in technology, financials, communication services, industrials and health care.

Some of the best performing individual stocks were in technology including management consulting company Accenture PLC, Class A and software firm Microsoft Corp. which was the best performing stock in the Portfolio. Within industrials, other notable outperforming stocks were industrial distributor Fastenal Co. and diversified conglomerate United Technologies Corp. In utilities, renewable power utility NextEra Energy, Inc. was additive to results. The company generated solid growth from its investments in clean energy including wind and solar power. On the negative side, within financials, exchange operator CME Group Inc. was the largest detractor in the Portfolio. Regional bank PNC Financial Services Group, Inc. also negatively impacted performance. In health care, pharmaceutical firm Pfizer Inc. detracted from results and was one of the few negative returning stocks in the Portfolio in 2019. Within industrials, global conglomerate 3M Co., which was eventually sold, was a notable underperforming stock. Another notable underperforming stock was alcohol manufacturer Diageo PLC, which was also sold.

For 2019, the fixed income portion of the Portfolio outperformed the Bloomberg Barclays US Aggregate Bond Index. The Portfolio’s overweight to longer maturity Treasuries helped performance while the Portfolio’s allocation to securitized products was a slight detractor to performance given the relative underperformance versus corporate bonds. The sharp move down in interest rates increased prepayment risks and widened spreads on mortgage-backed securities (“MBS”). The strong performance of corporate bonds versus Treasuries helped performance during the year, as the Portfolio was marginally overweight.

In recent month, the Portfolio actively sold corporate bonds to reduce risk in the Portfolio. Most of the proceeds from the corporate bond sales were placed into MBS, as in our view, spreads on MBS are at attractive levels relative to recent history and look attractive in our eyes on a risk/return basis versus corporate bonds. While we are somewhat conservative on the prospects for the overall bond market, at the end of the period, the Portfolio was positioned slightly below benchmark duration and maintained its overweight to corporate bonds.

John Brown, CFA

Drew Justman, CFA

Paul Lefurgey, CFA

Chris Nisbet, CFA

Co-Portfolio Managers

Madison Asset Management, LLC

Transamerica Series Trust	Annual Report 2019

Transamerica Madison Diversified Income VP

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	42.0%
U.S. Government Obligations	23.2
Corporate Debt Securities	16.4
U.S. Government Agency Obligations	11.5
Repurchase Agreement	3.4
Asset-Backed Securities	2.6
Municipal Government Obligations	0.7
Mortgage-Backed Security	0.0 *
Net Other Assets (Liabilities)	0.2
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Series Trust	Annual Report 2019

Transamerica Madison Diversified Income VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Service Class	14.94%	5.98%	6.08%	05/01/2011
Bloomberg Barclays US Aggregate Bond Index (A)	8.72%	3.05%	3.37%
Russell 1000® Index (B)	31.43%	11.48%	12.62%
Transamerica Madison Diversified Income VP Blended Benchmark (A) (B) (C)	17.61%	6.56%	7.19%

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe, and is comprised of approximately 1,000 of the largest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(C) The Transamerica Madison Diversified Income VP Blended Benchmark is composed of the following benchmarks: 60% Bloomberg Barclays US Aggregate Bond Index and 40% Russell 1000® Index.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market. The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2019

Transamerica Madison Diversified Income VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2019, and held for the entire six-month period until December 31, 2019.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Net Annualized Expense Ratio (C)
Service Class	$1,000.00	$1,044.50	$5.41	$1,019.90	$5.35	1.05%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2019

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS

At December 31, 2019

	Shares	Value
COMMON STOCKS - 42.0%
Aerospace & Defense - 1.7%
General Dynamics Corp.	8,200	$ 1,446,070
United Technologies Corp.	11,200	1,677,312

		3,123,382

Banks - 4.5%
Bank of America Corp.	67,000	2,359,740
JPMorgan Chase & Co.	23,500	3,275,900
US Bancorp	46,000	2,727,340

		8,362,980

Beverages - 0.9%
PepsiCo, Inc.	12,700	1,735,709

Biotechnology - 0.5%
Amgen, Inc.	4,000	964,280

Capital Markets - 2.5%
BlackRock, Inc.	6,100	3,066,470
Northern Trust Corp.	15,500	1,646,720

		4,713,190

Chemicals - 1.3%
Linde PLC	11,000	2,341,900

Communications Equipment - 1.1%
Cisco Systems, Inc.	41,500	1,990,340

Diversified Telecommunication Services - 1.6%
Verizon Communications, Inc.	47,000	2,885,800

Electric Utilities - 1.0%
NextEra Energy, Inc.	7,800	1,888,848

Electrical Equipment - 0.8%
Emerson Electric Co.	20,000	1,525,200

Electronic Equipment, Instruments & Components - 0.4%
TE Connectivity, Ltd.	8,500	814,640

Food Products - 1.4%
Hershey Co.	6,200	911,276
Nestle SA, ADR	15,000	1,623,900

		2,535,176

Health Care Equipment & Supplies - 1.3%
Medtronic PLC	21,000	2,382,450

Hotels, Restaurants & Leisure - 1.2%
McDonald’s Corp.	10,800	2,134,188

Household Products - 0.9%
Procter & Gamble Co.	14,000	1,748,600

Insurance - 1.9%
Chubb, Ltd.	10,500	1,634,430
Travelers Cos., Inc.	14,000	1,917,300

		3,551,730

IT Services - 1.7%
Accenture PLC, Class A	5,300	1,116,021
Automatic Data Processing, Inc.	5,400	920,700
Paychex, Inc.	12,500	1,063,250

		3,099,971

Machinery - 1.6%
Caterpillar, Inc.	19,500	2,879,760

Media - 1.7%
Comcast Corp., Class A	68,000	3,057,960

Multi-Utilities - 0.6%
Dominion Energy, Inc.	14,300	1,184,326

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels - 2.3%
Chevron Corp.	16,000	$ 1,928,160
Exxon Mobil Corp.	32,500	2,267,850

		4,196,010

Pharmaceuticals - 4.9%
Bristol-Myers Squibb Co.	34,000	2,182,460
Johnson & Johnson	13,000	1,896,310
Merck & Co., Inc.	23,000	2,091,850
Novartis AG, ADR	16,500	1,562,385
Pfizer, Inc.	32,500	1,273,350

		9,006,355

Road & Rail - 0.7%
Union Pacific Corp.	7,500	1,355,925

Semiconductors & Semiconductor Equipment - 2.1%
Analog Devices, Inc.	15,000	1,782,600
Texas Instruments, Inc.	16,200	2,078,298

		3,860,898

Software - 0.5%
Microsoft Corp.	6,300	993,510

Specialty Retail - 1.7%
Home Depot, Inc.	7,500	1,637,850
TJX Cos., Inc.	26,000	1,587,560

		3,225,410

Trading Companies & Distributors - 1.2%
Fastenal Co.	59,000	2,180,050

Total Common Stocks (Cost $59,388,275)		77,738,588

	Principal	Value
ASSET-BACKED SECURITIES - 2.6%
American Express Credit Account Master Trust Series 2017-1, Class B, 2.10%, 09/15/2022	$ 500,000	499,976
BMW Floorplan Master Owner Trust Series 2018-1, Class A2, 1-Month LIBOR + 0.32%, 2.06% (A), 05/15/2023 (B)	175,000	175,259
CarMax Auto Owner Trust Series 2018-3, Class A3, 3.13%, 06/15/2023	200,000	202,848
Chesapeake Funding II LLC
Series 2017-4A, Class A1,
2.12%, 11/15/2029 (B)	240,268	240,328
Series 2018-1A, Class A1,
3.04%, 04/15/2030 (B)	316,128	319,705
Series 2018-2A, Class A1,
3.23%, 08/15/2030 (B)	108,692	110,236
Series 2018-3A, Class B,
3.62%, 01/15/2031 (B)	100,000	103,168
CNH Equipment Trust Series 2019-A, Class A4, 3.22%, 01/15/2026	130,000	134,590
Dell Equipment Finance Trust Series 2019-2, Class A3, 1.91%, 10/22/2024 (B)	550,000	548,020

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Enterprise Fleet Financing LLC
Series 2017-3, Class A2,
2.13%, 05/22/2023 (B)	$ 262,307	$ 262,226
Series 2017-3, Class A3,
2.36%, 05/20/2023 (B)	105,000	105,278
Series 2019-3, Class A2,
2.06%, 05/20/2025 (B)	635,000	634,383
Evergreen Credit Card Trust Series 2019-1, Class B, 3.59%, 01/15/2023 (B)	110,000	111,204
Synchrony Credit Card Master Note Trust Series 2017-1, Class B, 2.19%, 06/15/2023	500,000	499,696
Verizon Owner Trust Series 2018-A, Class A1A, 3.23%, 04/20/2023	360,000	366,097
Wheels SPV 2 LLC Series 2019-1A, Class A2, 2.30%, 05/22/2028 (B)	500,000	501,284

Total Asset-Backed Securities (Cost $4,771,614)		4,814,298

CORPORATE DEBT SECURITIES - 16.4%
Aerospace & Defense - 0.1%
Northrop Grumman Corp. 2.93%, 01/15/2025	250,000	257,800

Banks - 3.1%
Bank of America Corp.
Fixed until 07/21/2022, 2.82% (A), 07/21/2023, MTN	500,000	507,997
Fixed until 10/01/2024, 3.09% (A), 10/01/2025, MTN	300,000	309,628
Bank of Montreal
1.90%, 08/27/2021, MTN	250,000	250,471
3.30%, 02/05/2024, MTN	165,000	171,996
Citigroup, Inc. Fixed until 04/23/2028, 4.08% (A), 04/23/2029	400,000	437,871
Fifth Third Bank 3.35%, 07/26/2021	250,000	255,526
Huntington National Bank 3.55%, 10/06/2023	500,000	524,577
JPMorgan Chase & Co.
2.97%, 01/15/2023	250,000	254,732
3.13%, 01/23/2025	400,000	417,455
KeyCorp 5.10%, 03/24/2021, MTN	750,000	778,360
Mitsubishi UFJ Financial Group, Inc. 3.20%, 07/18/2029	400,000	414,620
PNC Bank NA 2.70%, 10/22/2029	125,000	124,846
PNC Financial Services Group, Inc. 3.45%, 04/23/2029	500,000	533,695
Regions Financial Corp.
2.75%, 08/14/2022	300,000	305,425
3.20%, 02/08/2021	250,000	253,134
Zions Bancorp NA 3.50%, 08/27/2021	250,000	255,856

		5,796,189

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Biotechnology - 0.1%
AbbVie, Inc. 3.75%, 11/14/2023	$ 225,000	$ 236,840

Capital Markets - 0.9%
Cboe Global Markets, Inc. 3.65%, 01/12/2027	235,000	252,438
Goldman Sachs Group, Inc. Fixed until 09/29/2024, 3.27% (A), 09/29/2025	500,000	517,652
Intercontinental Exchange, Inc. 2.35%, 09/15/2022	300,000	302,979
Morgan Stanley
3.88%, 01/27/2026, MTN	250,000	268,523
4.30%, 01/27/2045	250,000	294,079
State Street Corp. Fixed until 11/01/2029, 3.03% (A), 11/01/2034	125,000	125,488

		1,761,159

Chemicals - 0.1%
DuPont de Nemours, Inc. 4.73%, 11/15/2028	175,000	198,702

Consumer Finance - 0.7%
American Express Co.
2.50%, 08/01/2022	200,000	202,390
4.20%, 11/06/2025	400,000	441,011
Capital One Financial Corp. 3.30%, 10/30/2024	500,000	520,747
Synchrony Financial 3.70%, 08/04/2026	100,000	103,343

		1,267,491

Containers & Packaging - 0.4%
WRKCo, Inc.
3.75%, 03/15/2025	300,000	316,460
3.90%, 06/01/2028	325,000	344,890

		661,350

Diversified Financial Services - 0.1%
Berkshire Hathaway, Inc. 3.13%, 03/15/2026	100,000	105,401

Diversified Telecommunication Services - 0.9%
AT&T, Inc.
3.00%, 02/15/2022	400,000	408,020
4.75%, 05/15/2046	75,000	84,881
Verizon Communications, Inc.
3.88%, 02/08/2029	250,000	275,778
4.33%, 09/21/2028	478,000	542,515
4.40%, 11/01/2034	300,000	347,777

		1,658,971

Electric Utilities - 0.4%
Duke Energy Corp. 3.75%, 09/01/2046	250,000	258,612
Interstate Power & Light Co. 3.50%, 09/30/2049	225,000	220,764
PacifiCorp. 4.15%, 02/15/2050	200,000	229,860

		709,236

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Energy Equipment & Services - 0.2%
Schlumberger Holdings Corp.
3.90%, 05/17/2028 (B)	$ 292,000	$ 311,098
4.00%, 12/21/2025 (B)	20,000	21,541

		332,639

Equity Real Estate Investment Trusts - 0.3%
Brixmor Operating Partnership, LP 3.65%, 06/15/2024	250,000	261,519
Healthpeak Properties, Inc. 3.25%, 07/15/2026	350,000	363,018

		624,537

Food & Staples Retailing - 0.3%
Walgreens Boots Alliance, Inc.
3.45%, 06/01/2026	250,000	254,361
4.50%, 11/18/2034	300,000	312,985

		567,346

Food Products - 0.3%
Conagra Brands, Inc. 4.60%, 11/01/2025	250,000	276,205
Mars, Inc. 3.95%, 04/01/2049 (B)	300,000	339,600

		615,805

Gas Utilities - 0.1%
Dominion Energy Gas Holdings LLC 3.00%, 11/15/2029	250,000	249,158

Health Care Providers & Services - 1.1%
Anthem, Inc. 2.38%, 01/15/2025	400,000	399,530
Cigna Corp.
4.38%, 10/15/2028	50,000	55,394
4.90%, 12/15/2048	100,000	119,450
CVS Health Corp.
2.63%, 08/15/2024	400,000	403,412
5.13%, 07/20/2045	250,000	296,579
Humana, Inc. 2.50%, 12/15/2020	250,000	251,057
UnitedHealth Group, Inc. 3.70%, 08/15/2049	500,000	537,435

		2,062,857

Hotels, Restaurants & Leisure - 0.2%
McDonald’s Corp. 4.88%, 12/09/2045, MTN	250,000	301,402

Industrial Conglomerates - 0.1%
Carlisle Cos., Inc. 3.50%, 12/01/2024	200,000	207,759

Insurance - 0.5%
Aflac, Inc.
3.63%, 11/15/2024	300,000	320,778
4.75%, 01/15/2049	250,000	304,576
American International Group, Inc. 4.75%, 04/01/2048	300,000	361,745

		987,099

Internet & Direct Marketing Retail - 0.5%
Amazon.com, Inc. 2.80%, 08/22/2024	300,000	310,491

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Internet & Direct Marketing Retail (continued)
Expedia Group, Inc. 3.25%, 02/15/2030 (B)	$ 600,000	$ 577,477

		887,968

IT Services - 0.8%
Broadridge Financial Solutions, Inc. 2.90%, 12/01/2029	450,000	449,588
Fiserv, Inc. 3.50%, 07/01/2029	400,000	420,431
PayPal Holdings, Inc. 2.40%, 10/01/2024	450,000	454,438
Western Union Co. 2.85%, 01/10/2025	150,000	150,507

		1,474,964

Media - 0.4%
Comcast Corp. 4.15%, 10/15/2028	350,000	394,220
Discovery Communications LLC 5.00%, 09/20/2037	250,000	282,547

		676,767

Oil, Gas & Consumable Fuels - 2.4%
BP Capital Markets America, Inc. 3.12%, 05/04/2026	200,000	208,998
ConocoPhillips Co. 4.15%, 11/15/2034	129,000	144,746
Energy Transfer Operating, LP 5.25%, 04/15/2029	100,000	112,371
Enterprise Products Operating LLC
3.75%, 02/15/2025	400,000	426,308
5.20%, 09/01/2020	300,000	306,234
Exxon Mobil Corp. 4.11%, 03/01/2046	225,000	264,162
Kinder Morgan, Inc. 5.55%, 06/01/2045	450,000	535,538
Marathon Petroleum Corp. 3.80%, 04/01/2028	300,000	315,807
MPLX, LP 4.80%, 02/15/2029	150,000	164,640
Occidental Petroleum Corp. 3.50%, 08/15/2029	700,000	714,610
Phillips 66 4.65%, 11/15/2034	400,000	470,128
Valero Energy Corp. 6.63%, 06/15/2037	250,000	330,793
Valero Energy Partners, LP 4.50%, 03/15/2028	400,000	440,738

		4,435,073

Pharmaceuticals - 0.5%
Bristol-Myers Squibb Co. 3.40%, 07/26/2029 (B)	325,000	347,823
Zoetis, Inc. 3.00%, 09/12/2027	500,000	514,165

		861,988

Road & Rail - 0.2%
Norfolk Southern Corp. 3.25%, 12/01/2021	400,000	408,612

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Semiconductors & Semiconductor Equipment - 0.8%
Intel Corp.
3.30%, 10/01/2021	$ 925,000	$ 950,612
3.73%, 12/08/2047	400,000	440,390

		1,391,002

Software - 0.4%
Citrix Systems, Inc. 4.50%, 12/01/2027	70,000	75,862
Oracle Corp. 4.00%, 07/15/2046	325,000	361,779
salesforce.com, Inc. 3.70%, 04/11/2028	300,000	329,124

		766,765

Specialty Retail - 0.3%
Lowe’s Cos., Inc. 4.55%, 04/05/2049	400,000	472,271

Technology Hardware, Storage & Peripherals - 0.1%
Dell International LLC / EMC Corp. 8.35%, 07/15/2046 (B)	75,000	103,345

Trading Companies & Distributors - 0.1%
Air Lease Corp. 3.63%, 04/01/2027	200,000	207,430

Total Corporate Debt Securities (Cost $28,264,760)		30,287,926

MORTGAGE-BACKED SECURITY - 0.0% (C)
WFRBS Commercial Mortgage Trust Series 2014-LC14, Class A2, 2.86%, 03/15/2047	12,572	12,558

Total Mortgage-Backed Security (Cost $12,589)		12,558

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.7%
California - 0.1%
Rancho Water District Financing Authority, Revenue Bonds, Series A, 6.34%, 08/01/2040	185,000	189,917

Massachusetts - 0.0% (C)
University of Massachusetts Building Authority, Revenue Bonds, 6.57%, 05/01/2039	35,000	35,115

New York - 0.5%
Metropolitan Transportation Authority, Revenue Bonds, 6.55%, 11/15/2031	340,000	437,424
New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, 6.27%, 08/01/2039	500,000	501,590

		939,014

Oregon - 0.1%
Washington County School District No. 1, General Obligation Limited, 4.36%, 06/30/2034	200,000	217,538

Total Municipal Government Obligations (Cost $1,441,453)		1,381,584

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - 11.5%
Federal Home Loan Mortgage Corp.
2.50%, 10/01/2034	$ 1,217,079	$ 1,228,235
3.00%, 09/01/2042 - 10/01/2046	1,380,086	1,419,509
3.50%, 11/01/2040 - 12/01/2047	1,855,191	1,941,868
4.00%, 04/01/2033 - 03/01/2047	818,303	860,411
4.50%, 02/01/2025 - 05/01/2048	1,032,286	1,106,986
5.50%, 01/01/2037	46,607	52,495
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
2.65%, 08/25/2026	500,000	512,334
2.98%, 11/25/2025	350,000	363,128
3.12%, 06/25/2027	750,000	788,996
Federal Home Loan Mortgage Corp. REMIC 5.00%, 07/15/2036	170,492	186,384
Federal National Mortgage Association
2.41% (A), 03/25/2023	291,029	293,354
2.50%, 10/01/2034	486,830	491,292
2.96% (A), 09/25/2027	668,819	692,428
3.00%, 12/01/2028 - 03/01/2043	3,184,800	3,280,271
3.14% (A), 11/25/2027	500,000	517,500
3.50%, 12/01/2031 - 08/01/2049	2,926,868	3,046,483
4.00%, 02/01/2035 - 11/01/2048	2,316,244	2,451,333
4.50%, 03/01/2039 - 07/01/2041	108,932	118,187
Federal National Mortgage Association REMIC
1.38%, 09/25/2027	1,070,503	1,050,854
2.50%, 04/25/2040	54,126	54,229
3.50%, 04/25/2031	353,055	369,637
FREMF Mortgage Trust Series 2015-K721, Class B, 3.57% (A), 11/25/2047 (B)	274,000	283,628
Government National Mortgage Association
3.50%, 12/15/2042	98,471	103,621
4.00%, 12/15/2039	10,687	11,376
4.50%, 08/15/2040	7,031	7,630

Total U.S. Government Agency Obligations (Cost $20,962,683)		21,232,169

U.S. GOVERNMENT OBLIGATIONS - 23.2%
U.S. Treasury - 23.2%
U.S. Treasury Bond
2.50%, 02/15/2045	1,000,000	1,022,734
2.75%, 08/15/2042 - 11/15/2042	1,550,000	1,658,208
3.00%, 05/15/2047 - 02/15/2048	2,000,000	2,253,320
3.38%, 11/15/2048	2,000,000	2,419,375
3.75%, 08/15/2041	600,000	746,250
4.38%, 05/15/2041	500,000	675,176
U.S. Treasury Note
1.50%, 08/15/2026	2,090,000	2,049,588
1.63%, 08/15/2022	2,725,000	2,727,555
1.75%, 05/15/2022	2,000,000	2,007,344
2.00%, 07/31/2020 - 08/15/2025	11,000,000	11,085,225
2.13%, 03/31/2024	2,430,000	2,475,183
2.25%, 11/15/2025	1,500,000	1,540,840
2.38%, 05/15/2027	2,250,000	2,333,936

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Note (continued)
2.63%, 11/15/2020 - 02/15/2029	$ 4,350,000	$ 4,509,082
2.88%, 05/15/2028	1,750,000	1,884,873
3.13%, 05/15/2021	3,500,000	3,571,504

Total U.S. Government Obligations (Cost $41,596,913)		42,960,193

Principal	Value
REPURCHASE AGREEMENT - 3.4%

Fixed Income Clearing Corp., 0.85% (D), dated 12/31/2019, to be repurchased at $6,289,711 on 01/02/2020. Collateralized by a U.S. Government Obligation, 2.75%, due 09/15/2021, and with a value of $6,420,013.

$ 6,289,414	$ 6,289,414

Total Repurchase Agreement (Cost $6,289,414)	6,289,414

Total Investments (Cost $162,727,701)	184,716,730
Net Other Assets (Liabilities) - 0.2%	430,381

Net Assets - 100.0%	$ 185,147,111

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$77,738,588	$—	$—	$77,738,588
Asset-Backed Securities	—	4,814,298	—	4,814,298
Corporate Debt Securities	—	30,287,926	—	30,287,926
Mortgage-Backed Security	—	12,558	—	12,558
Municipal Government Obligations	—	1,381,584	—	1,381,584
U.S. Government Agency Obligations	—	21,232,169	—	21,232,169
U.S. Government Obligations	—	42,960,193	—	42,960,193
Repurchase Agreement	—	6,289,414	—	6,289,414

Total Investments	$77,738,588	$106,978,142	$—	$184,716,730

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of December 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, the total value of 144A securities is $5,095,603, representing 2.8% of the Portfolio’s net assets.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	Rate disclosed reflects the yield at December 31, 2019.
(E)	There were no transfers in or out of Level 3 during the year ended December 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Madison Diversified Income VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2019

Assets:
Investments, at value (cost $156,438,287)	$178,427,316
Repurchase agreement, at value (cost $6,289,414)	6,289,414
Receivables and other assets:
Net income from securities lending	1
Shares of beneficial interest sold	19,395
Dividends	80,458
Interest	598,744

Total assets	185,415,328

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	63,310
Investment management fees	117,285
Distribution and service fees	40,166
Transfer agent costs	252
Trustees, CCO and deferred compensation fees	507
Audit and tax fees	22,833
Custody fees	13,856
Legal fees	1,820
Printing and shareholder reports fees	5,169
Other accrued expenses	3,019

Total liabilities	268,217

Net assets	$185,147,111

Net assets consist of:
Capital stock ($0.01 par value)	$133,786
Additional paid-in capital	156,103,634
Total distributable earnings (accumulated losses)	28,909,691

Net assets	$185,147,111

Shares outstanding	13,378,649

Net asset value and offering price per share	$13.84

STATEMENT OF OPERATIONS

For the year ended December 31, 2019

Investment Income:
Dividend income	$1,821,257
Interest income	2,512,993
Net income from securities lending	257
Withholding taxes on foreign income	(14,694)

Total investment income	4,319,813

Expenses:
Investment management fees	1,200,182
Distribution and service fees	411,021
Transfer agent costs	2,503
Trustees, CCO and deferred compensation fees	5,089
Audit and tax fees	33,648
Custody fees	37,662
Legal fees	8,811
Printing and shareholder reports fees	8,709
Other	14,071

Total expenses	1,721,696

Net investment income (loss)	2,598,117

Net realized gain (loss) on:
Investments	4,439,354

Net change in unrealized appreciation (depreciation) on:
Investments	15,208,442

Net realized and change in unrealized gain (loss)	19,647,796

Net increase (decrease) in net assets resulting from operations	$22,245,913

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Madison Diversified Income VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2019	December 31, 2018
From operations:
Net investment income (loss)	$2,598,117	$2,454,842
Net realized gain (loss)	4,439,354	4,407,127
Net change in unrealized appreciation (depreciation)	15,208,442	(7,815,986)

Net increase (decrease) in net assets resulting from operations	22,245,913	(954,017)

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(6,859,452)	(4,759,926)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(6,859,452)	(4,759,926)

Capital share transactions:
Proceeds from shares sold	34,212,938	18,612,115
Dividends and/or distributions reinvested	6,859,452	4,759,926
Cost of shares redeemed	(9,039,107)	(11,441,001)

Net increase (decrease) in net assets resulting from capital share transactions	32,033,283	11,931,040

Net increase (decrease) in net assets	47,419,744	6,217,097

Net assets:
Beginning of year	137,727,367	131,510,270

End of year	$185,147,111	$137,727,367

Capital share transactions - shares:
Shares issued	2,555,068	1,445,625
Shares reinvested	511,137	372,451
Shares redeemed	(671,733)	(890,298)

Net increase (decrease) in shares outstanding	2,394,472	927,778

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Service Class
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of year	$12.54	$13.08	$12.43	$11.86		$12.20

Investment operations:
Net investment income (loss) (A)	0.21	0.23	0.20	0.20	(B)	0.16
Net realized and unrealized gain (loss)	1.65	(0.32)	0.96	0.61		(0.15)

Total investment operations	1.86	(0.09)	1.16	0.81		0.01

Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.19)	(0.21)	(0.16)		(0.12)
Net realized gains	(0.35)	(0.26)	(0.30)	(0.08)		(0.23)

Total dividends and/or distributions to shareholders	(0.56)	(0.45)	(0.51)	(0.24)		(0.35)

Net asset value, end of year	$13.84	$12.54	$13.08	$12.43		$11.86

Total return	14.94%	(0.75)%	9.52%	6.84%		0.15%

Ratio and supplemental data:
Net assets end of year (000’s)	$185,147	$137,727	$131,510	$115,986		$109,733
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.05%	1.03%	1.07%	1.09%		1.09%
Including waiver and/or reimbursement and recapture	1.05%	1.03%	1.07%	1.08	%(B)	1.09%
Net investment income (loss) to average net assets	1.58%	1.80%	1.56%	1.60	%(B)	1.33%
Portfolio turnover rate	25%	33%	25%	29%		18%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2019

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Madison Diversified Income VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2019

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2019, commissions recaptured are $169.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels.

Transamerica Series Trust	Annual Report 2019

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SECURITY VALUATION (continued)

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2019, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2019

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2019, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2019.

Repurchase agreements at December 31, 2019, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities on non-U.S. fixed income investments, as well as on securities traded on U.S. exchanges. Loan counterparties pledge cash collateral with a value of at least 105% of the current value of the loaned securities for non-U.S. equity positions. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio (the “Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2019; however no individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2019, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK FACTOR

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

LIBOR Risk: Many financial instruments, financings or other transactions to which the Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). LIBOR is widely used in financial markets. In July 2017, the United

Transamerica Series Trust	Annual Report 2019

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. RISK FACTOR (continued)

Kingdom’s financial regulatory body announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Portfolio’s performance or NAV.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $500 million	0.73%
Over $500 million up to $1 billion	0.70
Over $1 billion	0.68

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2019
Service Class	1.10%	May 1, 2020
Prior to May 1, 2019
Service Class	1.21

Transamerica Series Trust	Annual Report 2019

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the thirty-six months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2019 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2019, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2019, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2019, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2019.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2019, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 38,406,139	$ 26,055,798	$ 35,429,237	$ 4,237,490

Transamerica Series Trust	Annual Report 2019

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and premium amortization accruals. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to paydown gains and losses, and premium amortization. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2019, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 162,824,640	$ 22,534,548	$ (642,458)	$ 21,892,090

As of December 31, 2019, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2019, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2019 and 2018 are as follows:

2019 Distributions Paid From			2018 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 2,535,149	$ 4,324,303	$ —	$ 2,033,469	$ 2,726,457	$ —

As of December 31, 2019, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 2,908,048	$ 4,109,553	$ —	$ —	$ —	$ 21,892,090

9. CHANGE IN ACCOUNTING PRINCIPLE

The Portfolio has adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2017-08 “Premium Amortization of Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Portfolio has changed the amortization period for the premium on certain purchased callable debt securities with explicit non-contingent call features to the earliest call date.

It is impracticable to evaluate the effect on individual prior periods, therefore the Portfolio applied the amendments on a modified retrospective basis by recognizing a cumulative effect adjustment that decreased the beginning of period cost of investments and increased the unrealized appreciation on investments by $174,500. This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total accumulated earnings (loss) or the net asset value of the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and has early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

12. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as sub-adviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties have been deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Madison Diversified Income VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Madison Diversified Income VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2020

Transamerica Series Trust	Annual Report 2019

Transamerica Madison Diversified Income VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $4,324,303 for the year ended December 31, 2019.

Transamerica Series Trust	Annual Report 2019

Transamerica Managed Risk – Balanced ETF VP

(unaudited)

MARKET ENVIRONMENT

Stocks across the world posted positive returns in 2019. The S&P 500® also posted strong performance in 2019.

Global stock markets began the year on a positive note, with a snap recovery from the late December 2018 trough. This continued throughout January and shrugged off the longest government shutdown in U.S. history. Markets largely continued to rally through April, but gave up roughly half of their year-to-date gains in May. The loss was broad based, with domestic, international developed, and emerging markets all finishing the month sharply lower. However, the second quarter of 2019 finished on a higher note, with May losses closely mirrored by June gains, to complete a low volatility V-shaped quarter.

Domestic equity returns remained in positive territory in July with the S&P 500® hitting the 3,000 price level for the first time in history. In contrast, both developed and emerging market equities fluctuated between positive and negative territory, ending the month with losses. Equity volatility picked up in August, but remained somewhat moderate. During this time, bond markets rallied around the globe. While the U.S. Federal Reserve (“Fed”) had merely paused rate hikes for the first half of the year, the Fed commenced the first of three consecutive cuts in August. Volatility then subsided, and experienced further declines, boosted by the “Phase One Trade Deal” announced in December as markets rallied through the 12-month period ended December 31, 2019.

PERFORMANCE

For the year ended December 31, 2019, Transamerica Managed Risk – Balanced ETF VP, Initial Class returned 15.92%. By comparison, its primary and secondary benchmarks, the Bloomberg Barclays US Aggregate Bond Index and the Transamerica Managed Risk – Balanced ETF VP Blended Benchmark, returned 8.72% and 18.38%, respectively.

STRATEGY REVIEW

Transamerica Managed Risk – Balanced ETF VP (“Portfolio”) aims to invest its assets in a mix of domestic exchange traded funds (“ETFs”) that tracks a highly diversified global portfolio, benchmarked to the following blended benchmark: 34% MSCI U.S. Broad Market Index, 16% FTSE All World Ex-U.S. Index, and 50% Bloomberg Barclays US Aggregate Bond Index. Additionally, the Portfolio employs a risk management strategy that aims to control the level of volatility that the Portfolio may experience and potentially help to protect the Portfolio against severe and sustained market drawdowns, by dynamically adjusting the equity/bond/cash allocations of the Portfolio. The Portfolio is expected to improve returns during sustained crises, but may detract from returns during highly volatile recoveries. Additionally, the Portfolio aims to allocate some of its assets to a mix of managed risk equity ETFs, which reasonably corresponds to the regional allocations of the equity portion of the Portfolio’s benchmark.

The Portfolio underperformed its blended benchmark in 2019. Subsequent to volatile market events like it experienced in December 2018, the Portfolio typically seeks a defensive allocation with reduced exposure to equity markets, and therefore may not fully participate in a quick recovery, as part of its volatility management focus. The majority of relative underperformance was accumulated in the first quarter of 2019, mainly due to the Portfolio’s reduced equity allocation in January 2019. In the following quarters, the Portfolio maintained high equity exposure, resulting in performance similar to its blended benchmark.

Adam Schenck, CFA

Maria Schiopu, CFA

Co-Portfolio Managers

Milliman Financial Risk Management LLC

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	45.5%
U.S. Equity Funds	36.7
International Equity Funds	17.2
Other Investment Company	9.4
Repurchase Agreement	0.6
Net Other Assets (Liabilities)	(9.4)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2019

Transamerica Managed Risk – Balanced ETF VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	15.92%	5.24%	6.37%	05/01/2008
Bloomberg Barclays US Aggregate Bond Index (A)	8.72%	3.05%	3.75%
Transamerica Managed Risk - Balanced ETF VP Blended Benchmark (A) (B) (C) (D)	18.38%	6.52%	7.55%
Service Class	15.65%	5.00%	6.11%	05/01/2008

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Transamerica Managed Risk – Balanced ETF VP Blended Benchmark is composed of the following benchmarks: 50% Bloomberg Barclays US Aggregate Bond Index, 34% MSCI U.S. Broad Market Index, and 16% FTSE All-World Index ex-U.S.

(C) The MSCI U.S. Broad Market Index represents the universe of companies in the U.S. equity market, including large, mid, small and micro cap companies.

(D) The FTSE All-World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid cap stocks, providing coverage of developed and emerging markets excluding the U.S.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s share may not develop or be maintained.

Transamerica Series Trust	Annual Report 2019

Transamerica Managed Risk – Balanced ETF VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2019, and held for the entire six-month period until December 31, 2019.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,058.60	$1.66	$1,023.60	$1.63	0.32%
Service Class	1,000.00	1,057.40	2.96	1,022.30	2.91	0.57

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2019

Transamerica Managed Risk – Balanced ETF VP

SCHEDULE OF INVESTMENTS

At December 31, 2019

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.4%
International Equity Funds - 17.2%
DeltaShares® S&P EM 100 & Managed Risk ETF (A)	479,000	$ 24,956,475
DeltaShares® S&P International Managed Risk ETF (A) (B)	2,015,049	104,142,770
Vanguard FTSE Developed Markets ETF	16,491,909	726,633,511
Vanguard FTSE Emerging Markets ETF	4,096,783	182,183,940

		1,037,916,696

U.S. Equity Funds - 36.7%
DeltaShares® S&P 400 Managed Risk ETF (A)	920,383	49,884,667
DeltaShares® S&P 500 Managed Risk ETF (A) (B)	3,476,403	212,929,684
DeltaShares® S&P 600 Managed Risk ETF (A)	311,845	17,328,104
iShares Core S&P Total US Stock Market ETF (B)	6,982,434	507,553,127
Schwab U.S. Broad Market ETF	5,649,132	434,305,268
Vanguard Total Stock Market ETF (B)	6,094,782	997,228,231

		2,219,229,081

U.S. Fixed Income Funds - 45.5%
iShares Core U.S. Aggregate Bond ETF	10,808,124	1,214,508,894
Vanguard Total Bond Market ETF	18,274,799	1,532,524,644

		2,747,033,538

Total Exchange-Traded Funds (Cost $5,360,291,302)		6,004,179,315

	Shares	Value
OTHER INVESTMENT COMPANY - 9.4%
Securities Lending Collateral - 9.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.56% (C)	564,739,544	$ 564,739,544

Total Other Investment Company (Cost $564,739,544)		564,739,544

	Principal	Value
REPURCHASE AGREEMENT - 0.6%
Fixed Income Clearing Corp., 0.85% (C), dated 12/31/2019, to be repurchased at $36,559,034 on 01/02/2020. Collateralized by a U.S. Government Obligation, 2.75%, due 09/15/2021, and with a value of $37,292,569.	$ 36,557,307	36,557,307

Total Repurchase Agreement (Cost $36,557,307)		36,557,307

Total Investments (Cost $5,961,588,153)		6,605,476,166
Net Other Assets (Liabilities) - (9.4)%		(566,074,229)

Net Assets - 100.0%		$ 6,039,401,937

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$6,004,179,315	$—	$—	$6,004,179,315
Other Investment Company	564,739,544	—	—	564,739,544
Repurchase Agreement	—	36,557,307	—	36,557,307

Total Investments	$6,568,918,859	$36,557,307	$—	$6,605,476,166

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Managed Risk – Balanced ETF VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in DeltaShares® Exchange-Traded Funds. The Portfolio’s transactions and earnings are as follows:

Affiliated Investments	Value December 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2019	Shares as of December 31, 2019	Dividend Income	Net Capital Gain Distributions
DeltaShares® S&P 400 Managed Risk ETF	$52,405,330	$—	$(8,455,645)	$325,848	$5,609,134	$49,884,667	920,383	$671,756	$—
DeltaShares® S&P 500 Managed Risk ETF	198,081,868	—	(23,119,275)	3,092,755	34,874,336	212,929,684	3,476,403	3,628,753	—
DeltaShares® S&P 600 Managed Risk ETF	16,980,357	—	(1,312,670)	92,542	1,567,875	17,328,104	311,845	214,985	—
DeltaShares® S&P EM 100 & Managed Risk ETF	—	23,809,797	—	—	1,146,678	24,956,475	479,000	521,057	—
DeltaShares® S&P International Managed Risk ETF	112,766,180	—	(22,704,041)	(732,885)	14,813,516	104,142,770	2,015,049	3,376,615	—

Total	$380,233,735	$23,809,797	$(55,591,631)	$2,778,260	$58,011,539	$409,241,700	7,202,680	$8,413,166	$—

(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $553,309,494. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2019.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Managed Risk – Balanced ETF VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2019

Assets:
Affiliated investments, at value (cost $360,600,239)	$409,241,700
Unaffiliated investments, at value (cost $5,564,430,607) (including securities loaned of $553,309,494)	6,159,677,159
Repurchase agreement, at value (cost $36,557,307)	36,557,307
Receivables and other assets:
Investments sold	3,368,657
Net income from securities lending	77,442
Shares of beneficial interest sold	188,773
Interest	863

Total assets	6,609,111,901

Liabilities:
Cash collateral received upon return of:
Securities on loan	564,739,544
Payables and other liabilities:
Shares of beneficial interest redeemed	1,717,473
Investment management fees	1,585,439
Distribution and service fees	1,316,350
Transfer agent costs	8,407
Trustees, CCO and deferred compensation fees	19,799
Audit and tax fees	38,563
Custody fees	28,981
Legal fees	68,311
Printing and shareholder reports fees	111,376
Other accrued expenses	75,721

Total liabilities	569,709,964

Net assets	$6,039,401,937

Net assets consist of:
Capital stock ($0.01 par value)	$4,708,117
Additional paid-in capital	5,225,236,260
Total distributable earnings (accumulated losses)	809,457,560

Net assets	$6,039,401,937

Net assets by class:
Initial Class	$3,909,503
Service Class	6,035,492,434

Shares outstanding:
Initial Class	300,682
Service Class	470,511,057

Net asset value and offering price per share:
Initial Class	$13.00
Service Class	12.83

STATEMENT OF OPERATIONS

For the year ended December 31, 2019

Investment Income:
Dividend income from affiliated investments	$8,413,166
Dividend income from unaffiliated investments	141,331,237
Interest income from unaffiliated investments	462,655
Net income from securities lending	327,306

Total investment income	150,534,364

Expenses:
Investment management fees	17,834,457
Distribution and service fees:
Service Class	14,803,996
Transfer agent costs	88,805
Trustees, CCO and deferred compensation fees	181,502
Audit and tax fees	76,007
Custody fees	93,727
Legal fees	316,946
Printing and shareholder reports fees	164,139
Other	339,070

Total expenses before waiver and/or reimbursement and recapture	33,898,649

Expenses waived and/or reimbursed:
Initial Class	(3)
Service Class	(4,998)

Net expenses	33,893,648

Net investment income (loss)	116,640,716

Net realized gain (loss) on:
Affiliated investments	2,778,260
Unaffiliated investments	70,076,708

Net realized gain (loss)	72,854,968

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	58,011,539
Unaffiliated investments	612,225,670

Net change in unrealized appreciation (depreciation)	670,237,209

Net realized and change in unrealized gain (loss)	743,092,177

Net increase (decrease) in net assets resulting from operations	$859,732,893

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Managed Risk – Balanced ETF VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2019	December 31, 2018
From operations:
Net investment income (loss)	$116,640,716	$116,296,694
Net realized gain (loss)	72,854,968	209,282,290
Net change in unrealized appreciation (depreciation)	670,237,209	(600,163,438)

Net increase (decrease) in net assets resulting from operations	859,732,893	(274,584,454)

Dividends and/or distributions to shareholders:
Initial Class	(171,405)	(50,720)
Service Class	(271,121,154)	(105,575,256)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(271,292,559)	(105,625,976)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,392,944	534,511
Service Class	7,409,258	27,049,128

	8,802,202	27,583,639

Dividends and/or distributions reinvested:
Initial Class	171,405	50,720
Service Class	271,121,154	105,575,256

	271,292,559	105,625,976

Cost of shares redeemed:
Initial Class	(372,936)	(1,228,168)
Service Class	(561,074,471)	(553,331,154)

	(561,447,407)	(554,559,322)

Net increase (decrease) in net assets resulting from capital share transactions	(281,352,646)	(421,349,707)

Net increase (decrease) in net assets	307,087,688	(801,560,137)

Net assets:
Beginning of year	5,732,314,249	6,533,874,386

End of year	$6,039,401,937	$5,732,314,249

Capital share transactions - shares:
Shares issued:
Initial Class	110,719	42,495
Service Class	597,401	2,184,002

	708,120	2,226,497

Shares reinvested:
Initial Class	13,970	4,032
Service Class	22,388,204	8,493,585

	22,402,174	8,497,617

Shares redeemed:
Initial Class	(29,810)	(98,471)
Service Class	(45,319,285)	(44,954,856)

	(45,349,095)	(45,053,327)

Net increase (decrease) in shares outstanding:
Initial Class	94,879	(51,944)
Service Class	(22,333,680)	(34,277,269)

	(22,238,801)	(34,329,213)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Managed Risk – Balanced ETF VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2019		December 31, 2018		December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of year	$11.78		$12.55		$11.25	$11.11		$11.92

Investment operations:
Net investment income (loss) (A)	0.29		0.26		0.23	0.23	(B)	0.23
Net realized and unrealized gain (loss)	1.54		(0.79)		1.30	0.21		(0.41)

Total investment operations	1.83		(0.53)		1.53	0.44		(0.18)

Dividends and/or distributions to shareholders:
Net investment income	(0.28)		(0.24)		(0.23)	(0.21)		(0.17)
Net realized gains	(0.33)		—		—	(0.09)		(0.46)

Total dividends and/or distributions to shareholders	(0.61)		(0.24)		(0.23)	(0.30)		(0.63)

Net asset value, end of year	$13.00		$11.78		$12.55	$11.25		$11.11

Total return	15.92%		(4.33)%		13.72%	3.94%		(1.50)%

Ratio and supplemental data:
Net assets end of year (000’s)	$3,910		$2,424		$3,235	$2,571		$2,311
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.32%		0.32%		0.32%	0.32%		0.33%
Including waiver and/or reimbursement and recapture	0.32	%(D)	0.32	%(D)	0.32%	0.32	%(B)	0.33%
Net investment income (loss) to average net assets	2.31%		2.06%		1.94%	2.04	%(B)	1.95%
Portfolio turnover rate	22%		30%		25%	65%		74%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2019		December 31, 2018		December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of year	$11.63		$12.39		$11.11	$10.97		$11.79

Investment operations:
Net investment income (loss) (A)	0.24		0.23		0.20	0.19	(B)	0.20
Net realized and unrealized gain (loss)	1.54		(0.78)		1.28	0.22		(0.41)

Total investment operations	1.78		(0.55)		1.48	0.41		(0.21)

Dividends and/or distributions to shareholders:
Net investment income	(0.25)		(0.21)		(0.20)	(0.18)		(0.15)
Net realized gains	(0.33)		—		—	(0.09)		(0.46)

Total dividends and/or distributions to shareholders	(0.58)		(0.21)		(0.20)	(0.27)		(0.61)

Net asset value, end of year	$12.83		$11.63		$12.39	$11.11		$10.97

Total return	15.65%		(4.55)%		13.44%	3.75%		(1.77)%

Ratio and supplemental data:
Net assets end of year (000’s)	$6,035,492		$5,729,890		$6,530,639	$6,121,782		$5,940,322
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.57%		0.57%		0.57%	0.57%		0.58%
Including waiver and/or reimbursement and recapture	0.57	%(D)	0.57	%(D)	0.57%	0.57	%(B)	0.58%
Net investment income (loss) to average net assets	1.97%		1.85%		1.67%	1.76	%(B)	1.77%
Portfolio turnover rate	22%		30%		25%	65%		74%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Managed Risk – Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2019

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Managed Risk – Balanced ETF VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2019

Transamerica Managed Risk – Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2019 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2019, is disclosed within the Security Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2019

Transamerica Managed Risk – Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SECURITY VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2019, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2019.

Repurchase agreements at December 31, 2019, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as; the borrowers

Transamerica Series Trust	Annual Report 2019

Transamerica Managed Risk – Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities on non-U.S. fixed income investments, as well as on securities traded on U.S. exchanges. Loan counterparties pledge cash collateral with a value of at least 105% of the current value of the loaned securities for non-U.S. equity positions. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio (the “Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2019; however no individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2019, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2019.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$564,739,544	$—	$—	$—	$564,739,544
Total Borrowings	$564,739,544	$—	$—	$—	$564,739,544

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $50 million	0.34%
Over $50 million up to $250 million	0.32
Over $250 million	0.30

Transamerica Series Trust	Annual Report 2019

Transamerica Managed Risk – Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.37%	May 1, 2020
Service Class	0.62	May 1, 2020

TAM is permitted to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2019, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2020. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2019, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2019, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Transamerica Series Trust	Annual Report 2019

Transamerica Managed Risk – Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2019.

6. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2019, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 1,283,482,180	$ 1,717,804,597

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, and organizational expenses. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2019, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 5,984,154,349	$ 621,321,817	$ —	$ 621,321,817

As of December 31, 2019, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2019, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2019 and 2018 are as follows:

2019 Distributions Paid From			2018 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 116,333,239	$ 154,959,320	$ —	$ 105,625,976	$ —	$ —

As of December 31, 2019, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 118,641,692	$ 69,495,152	$ —	$ —	$ (1,101)	$ 621,321,817

Transamerica Series Trust	Annual Report 2019

Transamerica Managed Risk – Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

8. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and has early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

9. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

10. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as sub-adviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties have been deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Managed Risk – Balanced ETF VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Managed Risk – Balanced ETF VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2020

Transamerica Series Trust	Annual Report 2019

Transamerica Managed Risk – Balanced ETF VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $154,959,320 for the year ended December 31, 2019.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 28,419,002	$ 1,586,929

Transamerica Series Trust	Annual Report 2019

Transamerica Managed Risk – Conservative ETF VP

(unaudited)

MARKET ENVIRONMENT

Stocks across the world posted positive returns in 2019. The S&P 500® also posted a strong performance in 2019.

Global stock markets began the year on a positive note, with a snap recovery from the late December 2018 trough. This continued throughout January and shrugged off the longest government shutdown in U.S. history. Markets largely continued to rally through April, but gave up roughly half of their year-to-date gains in May. The loss was broad based, with domestic, international developed, and emerging markets all finishing the month sharply lower. However, the second quarter of 2019 finished on a higher note, with May losses closely mirrored by June gains, to complete a low volatility V-shaped quarter.

Domestic equity returns remained in positive territory in July with the S&P 500® hitting the 3,000 price level for the first time in history. In contrast, both developed and emerging market equities fluctuated between positive and negative territory, ending the month with losses. Equity volatility picked up in August, but remained somewhat moderate. During this time, bond markets rallied around the globe. While the U.S. Federal Reserve (“Fed”) had merely paused rate hikes for the first half of the year, the Fed commenced the first of three consecutive cuts in August. Volatility then subsided, and experienced further declines, boosted by the “Phase One Trade Deal” announced in December as markets rallied through the 12-month period ended December 31, 2019.

PERFORMANCE

For the year ended December 31, 2019, Transamerica Managed Risk – Conservative ETF VP, Initial Class returned 12.38%. By comparison, its primary and secondary benchmarks, the Bloomberg Barclays US Aggregate Bond Index and the Transamerica Managed Risk – Conservative ETF VP Blended Benchmark, returned 8.72% and 15.56%, respectively.

STRATEGY REVIEW

Transamerica Managed Risk – Growth ETF VP (“Portfolio”) aims to invest its assets in a mix of domestic exchange traded funds (“ETFs”) that tracks a highly diversified global portfolio, benchmarked to the following blended benchmark: 25% MSCI U.S. Broad Market Index, 10% FTSE All World Ex-U.S. Index, and 65% Bloomberg Barclays US Aggregate Bond Index. Additionally, the Portfolio employs a risk management strategy that aims to control the level of volatility that the Portfolio may experience and potentially help to protect the Portfolio against severe and sustained market drawdowns, by dynamically adjusting the equity/bond/cash allocations of the Portfolio. The Portfolio is expected to improve returns during sustained crises, but may detract from returns during highly volatile recoveries. Additionally, the Portfolio aims to allocate some of its assets to a mix of managed risk equity ETFs, which reasonably corresponds to the regional allocations of the equity portion of the Portfolio’s benchmark.

The Portfolio underperformed its blended benchmark in 2019. Subsequent to volatile market events like it experienced in December 2018, the Portfolio typically seeks a defensive allocation with reduced exposure to equity markets, and therefore may not fully participate in a quick recovery, as part of its volatility management focus. The majority of relative underperformance was accumulated in the first quarter of 2019, mainly due to the Portfolio’s reduced equity allocation in January 2019. The Portfolio maintained a below baseline allocation to equities throughout the year, which created some drag on returns, particularly as equities rallied in the fourth quarter of 2019. However, during months that exhibited poor equity performance, such as May and August, the Portfolio benefitted from this increased allocation to bonds.

Adam Schenck, CFA

Maria Schiopu, CFA

Co-Portfolio Managers

Milliman Financial Risk Management LLC

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	72.9%
U.S. Equity Funds	19.5
Other Investment Company	8.3
International Equity Funds	7.1
Repurchase Agreement	0.6
Net Other Assets (Liabilities)	(8.4)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2019

Transamerica Managed Risk – Conservative ETF VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	12.38%	4.68%	5.64%	11/19/2009
Bloomberg Barclays US Aggregate Bond Index (A)	8.72%	3.05%	3.75%
Transamerica Managed Risk - Conservative ETF VP Blended Benchmark (A) (B) (C) (D)	15.56%	5.57%	6.54%
Service Class	12.19%	4.42%	5.39%	11/19/2009

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Transamerica Managed Risk – Conservative ETF VP Blended Benchmark is composed of the following benchmarks: 65% Bloomberg Barclays US Aggregate Bond Index, 25% MSCI U.S. Broad Market Index, and 10% FTSE All-World Index ex-U.S.

(C) The MSCI U.S. Broad Market Index represents the universe of companies in the U.S. equity market, including large, mid, small and micro cap companies.
(D) The FTSE All-World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid cap stocks, providing coverage of developed and emerging markets excluding the U.S.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s share may not develop or be maintained.

Transamerica Series Trust	Annual Report 2019

Transamerica Managed Risk – Conservative ETF VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2019, and held for the entire six-month period until December 31, 2019.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,039.60	$1.75	$1,023.50	$1.73	0.34%
Service Class	1,000.00	1,037.90	2.98	1,022.30	2.96	0.58

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2019

Transamerica Managed Risk – Conservative ETF VP

SCHEDULE OF INVESTMENTS

At December 31, 2019

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.5%
International Equity Funds - 7.1%
DeltaShares® S&P EM 100 & Managed Risk ETF (A)	37,000	$ 1,927,745
DeltaShares® S&P International Managed Risk ETF (A)	167,067	8,634,440
Vanguard FTSE Developed Markets ETF	788,220	34,728,973
Vanguard FTSE Emerging Markets ETF	169,755	7,549,005

		52,840,163

U.S. Equity Funds - 19.5%
DeltaShares® S&P 400 Managed Risk ETF (A)	84,966	4,605,149
DeltaShares® S&P 500 Managed Risk ETF (A)	344,945	21,127,881
DeltaShares® S&P 600 Managed Risk ETF (A)	29,007	1,611,814
iShares Core S&P Total US Stock Market ETF (B)	443,456	32,234,817
Schwab U.S. Broad Market ETF (B)	364,837	28,048,668
Vanguard Total Stock Market ETF (B)	353,106	57,775,204

		145,403,533

U.S. Fixed Income Funds - 72.9%
iShares Core U.S. Aggregate Bond ETF	1,556,895	174,948,291
Schwab U.S. Aggregate Bond ETF	3,439,586	183,777,080
Vanguard Total Bond Market ETF	2,225,719	186,648,795

		545,374,166

Total Exchange-Traded Funds (Cost $696,480,781)		743,617,862

	Shares	Value
OTHER INVESTMENT COMPANY - 8.3%
Securities Lending Collateral - 8.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.56% (C)	62,359,208	$ 62,359,208

Total Other Investment Company (Cost $62,359,208)		62,359,208

	Principal	Value
REPURCHASE AGREEMENT - 0.6%
Fixed Income Clearing Corp., 0.85% (C), dated 12/31/2019, to be repurchased at $4,628,004 on 01/02/2020. Collateralized by a U.S. Government Obligation, 2.75%, due 09/15/2021, and with a value of $4,725,129.	$ 4,627,786	4,627,786

Total Repurchase Agreement (Cost $4,627,786)		4,627,786

Total Investments (Cost $763,467,775)		810,604,856
Net Other Assets (Liabilities) - (8.4)%		(62,511,341)

Net Assets - 100.0%		$ 748,093,515

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$743,617,862	$—	$—	$743,617,862
Other Investment Company	62,359,208	—	—	62,359,208
Repurchase Agreement	—	4,627,786	—	4,627,786

Total Investments	$805,977,070	$4,627,786	$—	$810,604,856

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Managed Risk – Conservative ETF VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in DeltaShares® Exchange-Traded Funds. The Portfolio’s transactions and earnings are as follows:

Affiliated Investments	Value December 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2019	Shares as of December 31, 2019	Dividend Income	Net Capital Gain Distributions
DeltaShares® S&P 400 Managed Risk ETF	$4,633,507	$—	$(563,710)	$21,724	$513,628	$4,605,149	84,966	$61,139	$—
DeltaShares® S&P 500 Managed Risk ETF	19,006,166	—	(1,477,504)	125,714	3,473,505	21,127,881	344,945	345,782	—
DeltaShares® S&P 600 Managed Risk ETF	1,563,063	—	(105,014)	7,403	146,362	1,611,814	29,007	19,927	—
DeltaShares® S&P EM 100 & Managed Risk ETF	—	1,839,171	—	—	88,574	1,927,745	37,000	40,249	—
DeltaShares® S&P International Managed Risk ETF	9,085,923	—	(1,582,016)	(70,588)	1,201,121	8,634,440	167,067	270,518	—

Total	$34,288,659	$1,839,171	$(3,728,244)	$84,253	$5,423,190	$37,907,029	662,985	$737,615	$—

(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $61,095,406. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2019.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Managed Risk – Conservative ETF VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2019

Assets:
Affiliated investments, at value (cost $33,121,623)	$37,907,029
Unaffiliated investments, at value (cost $725,718,366) (including securities loaned of $61,095,406)	768,070,041
Repurchase agreement, at value (cost $4,627,786)	4,627,786
Receivables and other assets:
Investments sold	428,121
Net income from securities lending	12,122
Shares of beneficial interest sold	6,119
Interest	109

Total assets	811,051,327

Liabilities:
Cash collateral received upon return of:
Securities on loan	62,359,208
Payables and other liabilities:
Shares of beneficial interest redeemed	168,509
Investment management fees	201,692
Distribution and service fees	164,055
Transfer agent costs	1,063
Trustees, CCO and deferred compensation fees	2,602
Audit and tax fees	14,028
Custody fees	4,668
Legal fees	8,793
Printing and shareholder reports fees	22,644
Other accrued expenses	10,550

Total liabilities	62,957,812

Net assets	$748,093,515

Net assets consist of:
Capital stock ($0.01 par value)	$598,005
Additional paid-in capital	684,104,604
Total distributable earnings (accumulated losses)	63,390,906

Net assets	$748,093,515

Net assets by class:
Initial Class	$16,826
Service Class	748,076,689

Shares outstanding:
Initial Class	1,332
Service Class	59,799,156

Net asset value and offering price per share:
Initial Class	$12.63
Service Class	12.51

STATEMENT OF OPERATIONS

For the year ended December 31, 2019

Investment Income:
Dividend income from affiliated investments	$737,615
Dividend income from unaffiliated investments	19,165,045
Interest income from unaffiliated investments	57,079
Net income from securities lending	51,498

Total investment income	20,011,237

Expenses:
Investment management fees	2,330,183
Distribution and service fees:
Service Class	1,891,780
Transfer agent costs	11,394
Trustees, CCO and deferred compensation fees	23,095
Audit and tax fees	22,581
Custody fees	11,692
Legal fees	40,609
Printing and shareholder reports fees	30,030
Other	48,426

Total expenses before waiver and/or reimbursement and recapture	4,409,790

Expenses waived and/or reimbursed:
Service Class	(5,001)

Net expenses	4,404,789

Net investment income (loss)	15,606,448

Net realized gain (loss) on:
Affiliated investments	84,253
Unaffiliated investments	2,074,527

Net realized gain (loss)	2,158,780

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	5,423,190
Unaffiliated investments	63,704,528

Net change in unrealized appreciation (depreciation)	69,127,718

Net realized and change in unrealized gain (loss)	71,286,498

Net increase (decrease) in net assets resulting from operations	$86,892,946

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Managed Risk – Conservative ETF VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2019	December 31, 2018
From operations:
Net investment income (loss)	$15,606,448	$15,424,225
Net realized gain (loss)	2,158,780	37,627,597
Net change in unrealized appreciation (depreciation)	69,127,718	(81,385,240)

Net increase (decrease) in net assets resulting from operations	86,892,946	(28,333,418)

Dividends and/or distributions to shareholders:
Initial Class	(1,147)	(391)
Service Class	(52,410,342)	(20,155,170)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(52,411,489)	(20,155,561)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,191	1,213
Service Class	13,572,972	22,528,702

	13,574,163	22,529,915

Dividends and/or distributions reinvested:
Initial Class	1,147	391
Service Class	52,410,342	20,155,170

	52,411,489	20,155,561

Cost of shares redeemed:
Initial Class	(370)	(371)
Service Class	(108,165,425)	(104,832,731)

	(108,165,795)	(104,833,102)

Net increase (decrease) in net assets resulting from capital share transactions	(42,180,143)	(62,147,626)

Net increase (decrease) in net assets	(7,698,686)	(110,636,605)

Net assets:
Beginning of year	755,792,201	866,428,806

End of year	$748,093,515	$755,792,201

Capital share transactions - shares:
Shares issued:
Initial Class	94	96
Service Class	1,089,483	1,803,147

	1,089,577	1,803,243

Shares reinvested:
Initial Class	93	31
Service Class	4,302,984	1,611,125

	4,303,077	1,611,156

Shares redeemed:
Initial Class	(29)	(29)
Service Class	(8,657,125)	(8,357,129)

	(8,657,154)	(8,357,158)

Net increase (decrease) in shares outstanding:
Initial Class	158	98
Service Class	(3,264,658)	(4,942,857)

	(3,264,500)	(4,942,759)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Managed Risk – Conservative ETF VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of year	$12.10	$12.86	$11.80	$11.61		$12.41

Investment operations:
Net investment income (loss) (A)	0.29	0.27	0.25	0.24	(B)	0.24
Net realized and unrealized gain (loss)	1.18	(0.68)	1.07	0.28		(0.29)

Total investment operations	1.47	(0.41)	1.32	0.52		(0.05)

Dividends and/or distributions to shareholders:
Net investment income	(0.30)	(0.26)	(0.26)	(0.22)		(0.21)
Net realized gains	(0.64)	(0.09)	—	(0.11)		(0.54)

Total dividends and/or distributions to shareholders	(0.94)	(0.35)	(0.26)	(0.33)		(0.75)

Net asset value, end of year	$12.63	$12.10	$12.86	$11.80		$11.61

Total return	12.38%	(3.31)%	11.30%	4.36%		(0.40)%

Ratio and supplemental data:
Net assets end of year (000’s)	$17	$14	$14	$12		$12
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.33%	0.33%	0.33%	0.32%		0.34%
Including waiver and/or reimbursement and recapture	0.33%	0.33%	0.33%	0.32	%(B)	0.34%
Net investment income (loss) to average net assets	2.33%	2.15%	1.97%	2.06	%(B)	1.98%
Portfolio turnover rate	2%	48%	28%	21%		38%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2019		December 31, 2018		December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of year	$11.98		$12.74		$11.69	$11.51		$12.32

Investment operations:
Net investment income (loss) (A)	0.26		0.24		0.21	0.21	(B)	0.21
Net realized and unrealized gain (loss)	1.18		(0.68)		1.07	0.27		(0.30)

Total investment operations	1.44		(0.44)		1.28	0.48		(0.09)

Dividends and/or distributions to shareholders:
Net investment income	(0.27)		(0.23)		(0.23)	(0.19)		(0.18)
Net realized gains	(0.64)		(0.09)		—	(0.11)		(0.54)

Total dividends and/or distributions to shareholders	(0.91)		(0.32)		(0.23)	(0.30)		(0.72)

Net asset value, end of year	$12.51		$11.98		$12.74	$11.69		$11.51

Total return	12.19%		(3.60)%		11.03%	4.08%		(0.69)%

Ratio and supplemental data:
Net assets end of year (000’s)	$748,077		$755,778		$866,415	$870,368		$823,777
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.58%		0.58%		0.58%	0.57%		0.59%
Including waiver and/or reimbursement and recapture	0.58	%(D)	0.58	%(D)	0.58%	0.57	%(B)	0.59%
Net investment income (loss) to average net assets	2.06%		1.88%		1.70%	1.80	%(B)	1.74%
Portfolio turnover rate	2%		48%		28%	21%		38%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Managed Risk – Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2019

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Managed Risk – Conservative ETF VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2019

Transamerica Managed Risk – Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2019 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2019, is disclosed within the Security Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2019

Transamerica Managed Risk – Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SECURITY VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2019, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2019.

Repurchase agreements at December 31, 2019, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as; the borrowers

Transamerica Series Trust	Annual Report 2019

Transamerica Managed Risk – Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities on non-U.S. fixed income investments, as well as on securities traded on U.S. exchanges. Loan counterparties pledge cash collateral with a value of at least 105% of the current value of the loaned securities for non-U.S. equity positions. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio (the “Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2019; however no individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2019, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2019.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$62,359,208	$—	$—	$—	$62,359,208
Total Borrowings	$62,359,208	$—	$—	$—	$62,359,208

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $50 million	0.34%
Over $50 million up to $250 million	0.32
Over $250 million	0.30

Transamerica Series Trust	Annual Report 2019

Transamerica Managed Risk – Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.37%	May 1, 2020
Service Class	0.62	May 1, 2020

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the thirty-six months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any, other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2019 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2019, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2020. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2019, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief

Transamerica Series Trust	Annual Report 2019

Transamerica Managed Risk – Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2019, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2019.

6. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2019, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 14,123,147	$ 93,390,208

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to distribution redesignations. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2019, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 765,088,357	$ 45,516,499	$ —	$ 45,516,499

As of December 31, 2019, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2019, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2019 and 2018 are as follows:

2019 Distributions Paid From			2018 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 22,789,389	$ 29,622,100	$ —	$ 14,715,552	$ 5,440,009	$ —

Transamerica Series Trust	Annual Report 2019

Transamerica Managed Risk – Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2019, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 15,503,470	$ 2,370,938	$ —	$ —	$ —	$ 45,516,498

8. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and has early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

9. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

10. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as sub-adviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties have been deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

Transamerica Series Trust	Annual Report 2019

Transamerica Managed Risk – Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

10. LEGAL PROCEEDINGS (continued)

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Managed Risk – Conservative ETF VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Managed Risk – Conservative ETF VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2020

Transamerica Series Trust	Annual Report 2019

Transamerica Managed Risk – Conservative ETF VP

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For tax purposes, the Portfolio has made a long-term capital gain designation of $29,622,100 for the year ended December 31, 2019.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 1,169,422	$ 109,219

Transamerica Series Trust	Annual Report 2019

Transamerica Managed Risk – Growth ETF VP

(unaudited)

MARKET ENVIRONMENT

Stocks across the world posted positive returns in 2019. The S&P 500® also posted a strong performance in 2019.

Global stock markets began the year on a positive note, with a snap recovery from the late December 2018 trough. This continued throughout January and shrugged off the longest government shutdown in U.S. history. Markets largely continued to rally through April, but gave up roughly half of their year-to-date gains in May. The loss was broad based, with domestic, international developed, and emerging markets all finishing the month sharply lower. However, the second quarter of 2019 finished on a higher note, with May losses closely mirrored by June gains, to complete a low volatility V-shaped quarter.

Domestic equity returns remained in positive territory in July with the S&P 500® hitting the 3,000 price level for the first time in history. In contrast, both developed and emerging market equities fluctuated between positive and negative territory, ending the month with losses. Equity volatility picked up in August, but remained somewhat moderate. During this time, bond markets rallied around the globe. While the U.S. Federal Reserve (“Fed”) had merely paused rate hikes for the first half of the year, the Fed commenced the first of three consecutive cuts in August. Volatility then subsided, and experienced further declines, boosted by the “Phase One Trade Deal” announced in December as markets rallied through the year-end.

PERFORMANCE

For the year ended December 31, 2019, Transamerica Managed Risk – Growth ETF VP, Initial Class returned 19.74%. By comparison, its primary and secondary benchmarks, the MSCI U.S Broad Market Index and the Transamerica Managed Risk – Growth ETF VP Blended Benchmark, returned 31.07% and 23.36%, respectively.

STRATEGY REVIEW

Transamerica Managed Risk – Growth ETF VP (“Portfolio”) aims to invest its assets in a mix of domestic exchange traded funds (“ETFs”) that tracks a highly diversified global portfolio, benchmarked to the following blended benchmark: 52% MSCI U.S. Broad Market Index, 23% FTSE All World Ex-U.S. Index, and 25% Bloomberg Barclays US Aggregate Bond Index. Additionally, the Portfolio employs a risk management strategy that aims to control the level of volatility that the Portfolio may experience and potentially help to protect the Portfolio against severe and sustained market drawdowns, by dynamically adjusting the equity, bond and cash allocations of the Portfolio. The Portfolio is expected to improve returns during sustained crises, but may detract from returns during highly volatile recoveries. Additionally, the Portfolio aims to allocate some of its assets to a mix of managed risk equity ETFs, which reasonably corresponds to the regional allocations of the equity portion of the Portfolio’s benchmark.

The Portfolio underperformed its blended benchmark in 2019. Subsequent to volatile market events like it experienced in December 2018, the Portfolio typically seeks a defensive allocation with reduced exposure to equity markets, and therefore may not fully participate in a quick recovery, as part of its volatility management focus. The majority of relative underperformance was accumulated in the first quarter of 2019, mainly due to the Portfolio’s reduced equity allocation in January 2019. In the following quarters, the Portfolio maintained high equity exposure, with the exception of a short period in August and early September, resulting in modest underperformance. The Portfolio outperformed its blended benchmark in the fourth quarter of 2019.

Adam Schenck, CFA

Maria Schiopu, CFA

Co-Portfolio Managers

Milliman Financial Risk Management LLC

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	56.9%
International Equity Funds	25.2
U.S. Fixed Income Funds	17.3
Other Investment Company	8.7
Repurchase Agreement	0.6
Net Other Assets (Liabilities)	(8.7)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2019

Transamerica Managed Risk – Growth ETF VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	19.74%	6.10%	7.66%	05/01/2008
MSCI U.S. Broad Market Index (A)	31.07%	11.26%	13.48%
Transamerica Managed Risk - Growth ETF VP Blended Benchmark (A) (B) (C) (D)	23.36%	8.18%	9.39%
Service Class	19.41%	5.81%	7.40%	05/01/2008

(A) The MSCI U.S. Broad Market Index represents the universe of companies in the U.S. equity market, including large, mid, small and micro cap companies.

(B) The Transamerica Managed Risk – Growth ETF VP Blended Benchmark is composed of the following benchmarks: 52% MSCI U.S. Broad Market Index, 25% Bloomberg Barclays US Aggregate Bond Index, and 23% FTSE All-World Index ex-U.S.

(C) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(D) The FTSE All-World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid cap stocks, providing coverage of developed and emerging markets excluding the U.S.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s share may not develop or be maintained.

Transamerica Series Trust	Annual Report 2019

Transamerica Managed Risk – Growth ETF VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2019, and held for the entire six-month period until December 31, 2019.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,072.80	$1.67	$1,023.60	$1.63	0.32%
Service Class	1,000.00	1,071.80	2.98	1,022.30	2.91	0.57

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2019

Transamerica Managed Risk – Growth ETF VP

SCHEDULE OF INVESTMENTS

At December 31, 2019

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.4%
International Equity Funds - 25.2%
DeltaShares® S&P EM 100 & Managed Risk ETF (A)	334,000	$ 17,401,801
DeltaShares® S&P International Managed Risk ETF (A) (B)	1,476,681	76,318,566
Vanguard FTSE Developed Markets ETF (B)	11,390,663	501,872,612
Vanguard FTSE Emerging Markets ETF	2,725,597	121,207,298

		716,800,277

U.S. Equity Funds - 56.9%
DeltaShares® S&P 400 Managed Risk ETF (A)	674,838	36,576,152
DeltaShares® S&P 500 Managed Risk ETF (A)	2,600,608	159,287,240
DeltaShares® S&P 600 Managed Risk ETF (A)	231,763	12,878,236
iShares Core S&P Total US Stock Market ETF (B)	4,569,531	332,159,208
Schwab U.S. Broad Market ETF (B)	3,596,861	276,526,674
Vanguard Total Stock Market ETF (B)	4,918,503	804,765,461

		1,622,192,971

U.S. Fixed Income Funds - 17.3%
iShares Core U.S. Aggregate Bond ETF	2,135,076	239,918,490
Vanguard Total Bond Market ETF	3,033,206	254,364,655

		494,283,145

Total Exchange-Traded Funds (Cost $2,575,693,112)		2,833,276,393

	Shares	Value
OTHER INVESTMENT COMPANY - 8.7%
Securities Lending Collateral - 8.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.56% (C)	247,934,292	$ 247,934,292

Total Other Investment Company (Cost $247,934,292)		247,934,292

	Principal	Value
REPURCHASE AGREEMENT - 0.6%
Fixed Income Clearing Corp., 0.85% (C), dated 12/31/2019, to be repurchased at $17,239,031 on 01/02/2020. Collateralized by a U.S. Government Obligation, 2.75%, due 09/15/2021, and with a value of $17,585,698.	$ 17,238,217	17,238,217

Total Repurchase Agreement (Cost $17,238,217)		17,238,217

Total Investments (Cost $2,840,865,621)		3,098,448,902
Net Other Assets (Liabilities) - (8.7)%		(248,321,011)

Net Assets - 100.0%		$ 2,850,127,891

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$2,833,276,393	$—	$—	$2,833,276,393
Other Investment Company	247,934,292	—	—	247,934,292
Repurchase Agreement	—	17,238,217	—	17,238,217

Total Investments	$3,081,210,685	$17,238,217	$—	$3,098,448,902

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Managed Risk – Growth ETF VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in DeltaShares® Exchange-Traded Funds. The Portfolio’s transactions and earnings are as follows:

Affiliated Investments	Value December 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2019	Shares as of December 31, 2019	Dividend Income	Net Capital Gain Distributions
DeltaShares® S&P 400 Managed Risk ETF	$38,570,135	$—	$(6,354,545)	$244,879	$4,115,683	$36,576,152	674,838	$493,165	$—
DeltaShares® S&P 500 Managed Risk ETF	145,051,166	—	(13,239,164)	1,323,384	26,151,854	159,287,240	2,600,608	2,652,547	—
DeltaShares® S&P 600 Managed Risk ETF	12,842,603	—	(1,207,657)	85,140	1,158,150	12,878,236	231,763	160,730	—
DeltaShares® S&P EM 100 & Managed Risk ETF	—	16,602,238	—	—	799,563	17,401,801	334,000	363,326	—
DeltaShares® S&P International Managed Risk ETF	78,370,767	—	(11,937,029)	(532,617)	10,417,445	76,318,566	1,476,681	2,373,182	—

Total	$274,834,671	$16,602,238	$(32,738,395)	$1,120,786	$42,642,695	$302,461,995	5,317,890	$6,042,950	$—

(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $242,905,311. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2019.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Managed Risk – Growth ETF VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2019

Assets:
Affiliated investments, at value (cost $265,988,142)	$302,461,995
Unaffiliated investments, at value (cost $2,557,639,262) (including securities loaned of $242,905,311)	2,778,748,690
Repurchase agreement, at value (cost $17,238,217)	17,238,217
Receivables and other assets:
Investments sold	1,532,444
Net income from securities lending	53,693
Shares of beneficial interest sold	40,483
Interest	564

Total assets	3,100,076,086

Liabilities:
Cash collateral received upon return of:
Securities on loan	247,934,292
Payables and other liabilities:
Shares of beneficial interest redeemed	433,127
Investment management fees	749,296
Distribution and service fees	619,373
Transfer agent costs	3,941
Trustees, CCO and deferred compensation fees	9,988
Audit and tax fees	23,792
Custody fees	42,518
Legal fees	32,697
Printing and shareholder reports fees	62,546
Other accrued expenses	36,625

Total liabilities	249,948,195

Net assets	$2,850,127,891

Net assets consist of:
Capital stock ($0.01 par value)	$2,627,936
Additional paid-in capital	2,500,717,247
Total distributable earnings (accumulated losses)	346,782,708

Net assets	$2,850,127,891

Net assets by class:
Initial Class	$4,658,443
Service Class	2,845,469,448

Shares outstanding:
Initial Class	422,104
Service Class	262,371,496

Net asset value and offering price per share:
Initial Class	$11.04
Service Class	10.85

STATEMENT OF OPERATIONS

For the year ended December 31, 2019

Investment Income:
Dividend income from affiliated investments	$6,042,950
Dividend income from unaffiliated investments	62,166,013
Interest income from unaffiliated investments	211,888
Net income from securities lending	246,032

Total investment income	68,666,883

Expenses:
Investment management fees	8,515,695
Distribution and service fees:
Service Class	7,035,507
Transfer agent costs	41,935
Trustees, CCO and deferred compensation fees	86,485
Audit and tax fees	43,529
Custody fees	57,752
Legal fees	150,157
Printing and shareholder reports fees	86,200
Other	165,450

Total expenses before waiver and/or reimbursement and recapture	16,182,710

Expenses waived and/or reimbursed:
Initial Class	(8)
Service Class	(4,993)

Net expenses	16,177,709

Net investment income (loss)	52,489,174

Net realized gain (loss) on:
Affiliated investments	1,120,786
Unaffiliated investments	63,582,905

Net realized gain (loss)	64,703,691

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	42,642,695
Unaffiliated investments	338,714,142

Net change in unrealized appreciation (depreciation)	381,356,837

Net realized and change in unrealized gain (loss)	446,060,528

Net increase (decrease) in net assets resulting from operations	$498,549,702

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Managed Risk – Growth ETF VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2019	December 31, 2018
From operations:
Net investment income (loss)	$52,489,174	$49,162,190
Net realized gain (loss)	64,703,691	291,751,820
Net change in unrealized appreciation (depreciation)	381,356,837	(554,373,271)

Net increase (decrease) in net assets resulting from operations	498,549,702	(213,459,261)

Dividends and/or distributions to shareholders:
Initial Class	(480,615)	(75,790)
Service Class	(293,217,177)	(50,050,054)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(293,697,792)	(50,125,844)

Capital share transactions:
Proceeds from shares sold:
Initial Class	926,309	700,135
Service Class	10,167,169	8,040,175

	11,093,478	8,740,310

Dividends and/or distributions reinvested:
Initial Class	480,615	75,790
Service Class	293,217,177	50,050,054

	293,697,792	50,125,844

Cost of shares redeemed:
Initial Class	(788,296)	(966,994)
Service Class	(389,042,887)	(422,348,472)

	(389,831,183)	(423,315,466)

Net increase (decrease) in net assets resulting from capital share transactions	(85,039,913)	(364,449,312)

Net increase (decrease) in net assets	119,811,997	(628,034,417)

Net assets:
Beginning of year	2,730,315,894	3,358,350,311

End of year	$2,850,127,891	$2,730,315,894

Capital share transactions - shares:
Shares issued:
Initial Class	83,044	62,304
Service Class	949,537	731,291

	1,032,581	793,595

Shares reinvested:
Initial Class	47,351	6,666
Service Class	29,380,479	4,468,755

	29,427,830	4,475,421

Shares redeemed:
Initial Class	(71,948)	(86,302)
Service Class	(36,167,119)	(38,298,691)

	(36,239,067)	(38,384,993)

Net increase (decrease) in shares outstanding:
Initial Class	58,447	(17,332)
Service Class	(5,837,103)	(33,098,645)

	(5,778,656)	(33,115,977)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Managed Risk – Growth ETF VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2019		December 31, 2018		December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of year	$10.33		$11.31		$9.70	$9.41		$10.84

Investment operations:
Net investment income (loss) (A)	0.23		0.21		0.19	0.17	(B)	0.16
Net realized and unrealized gain (loss)	1.70		(0.98)		1.61	0.30		(0.51)

Total investment operations	1.93		(0.77)		1.80	0.47		(0.35)

Dividends and/or distributions to shareholders:
Net investment income	(0.23)		(0.21)		(0.19)	(0.18)		(0.18)
Net realized gains	(0.99)		—		—	—		(0.90)

Total dividends and/or distributions to shareholders	(1.22)		(0.21)		(0.19)	(0.18)		(1.08)

Net asset value, end of year	$11.04		$10.33		$11.31	$9.70		$9.41

Total return	19.74%		(6.99)%		18.78%	4.97%		(3.17)%

Ratio and supplemental data:
Net assets end of year (000’s)	$4,658		$3,756		$4,308	$4,282		$5,674
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.32%		0.32%		0.32%	0.32%		0.33%
Including waiver and/or reimbursement and recapture	0.32	%(D)	0.32	%(D)	0.32%	0.31	%(B)	0.33%
Net investment income (loss) to average net assets	2.15%		1.83%		1.80%	1.83	%(B)	1.50%
Portfolio turnover rate	59%		85%		36%	126%		178%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2019		December 31, 2018		December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of year	$10.17		$11.13		$9.55	$9.27		$10.71

Investment operations:
Net investment income (loss) (A)	0.20		0.17		0.16	0.15	(B)	0.16
Net realized and unrealized gain (loss)	1.67		(0.95)		1.59	0.28		(0.54)

Total investment operations	1.87		(0.78)		1.75	0.43		(0.38)

Dividends and/or distributions to shareholders:
Net investment income	(0.20)		(0.18)		(0.17)	(0.15)		(0.16)
Net realized gains	(0.99)		—		—	—		(0.90)

Total dividends and/or distributions to shareholders	(1.19)		(0.18)		(0.17)	(0.15)		(1.06)

Net asset value, end of year	$10.85		$10.17		$11.13	$9.55		$9.27

Total return	19.41%		(7.16)%		18.47%	4.67%		(3.51)%

Ratio and supplemental data:
Net assets end of year (000’s)	$2,845,470		$2,726,559		$3,354,042	$3,066,627		$3,181,172
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.57%		0.57%		0.57%	0.57%		0.58%
Including waiver and/or reimbursement and recapture	0.57	%(D)	0.57	%(D)	0.57%	0.56	%(B)	0.58%
Net investment income (loss) to average net assets	1.86%		1.56%		1.56%	1.66	%(B)	1.54%
Portfolio turnover rate	59%		85%		36%	126%		178%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2019

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Managed Risk – Growth ETF VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2019

Transamerica Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2019 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2019, is disclosed within the Security Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2019

Transamerica Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SECURITY VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2019, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2019.

Repurchase agreements at December 31, 2019, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as; the borrowers

Transamerica Series Trust	Annual Report 2019

Transamerica Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities on non-U.S. fixed income investments, as well as on securities traded on U.S. exchanges. Loan counterparties pledge cash collateral with a value of at least 105% of the current value of the loaned securities for non-U.S. equity positions. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio (the “Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2019; however no individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2019, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2019.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$247,934,292	$—	$—	$—	$247,934,292
Total Borrowings	$247,934,292	$—	$—	$—	$247,934,292

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $50 million	0.34%
Over $50 million up to $250 million	0.32
Over $250 million	0.30

Transamerica Series Trust	Annual Report 2019

Transamerica Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.37%	May 1, 2020
Service Class	0.62	May 1, 2020

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the thirty-six months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2019 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2019, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2020. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2019, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief

Transamerica Series Trust	Annual Report 2019

Transamerica Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2019, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2019.

6. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2019, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 1,655,767,022	$ 1,983,229,797

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and organizational expenses. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2019, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 2,874,565,304	$ 223,883,598	$ —	$ 223,883,598

As of December 31, 2019, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2019, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2019 and 2018 are as follows:

2019 Distributions Paid From			2018 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 49,165,714	$ 244,532,078	$ —	$ 50,125,844	$ —	$ —

Transamerica Series Trust	Annual Report 2019

Transamerica Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2019, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 53,027,745	$ 69,874,305	$ —	$ —	$ (2,940)	$ 223,883,598

8. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and has early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

9. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

10. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as sub-adviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties have been deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

Transamerica Series Trust	Annual Report 2019

Transamerica Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

10. LEGAL PROCEEDINGS (continued)

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Managed Risk – Growth ETF VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Managed Risk – Growth ETF VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2020

Transamerica Series Trust	Annual Report 2019

Transamerica Managed Risk – Growth ETF VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $244,532,078 for the year ended December 31, 2019.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 16,952,987	$ 1,488,074

Transamerica Series Trust	Annual Report 2019

Transamerica Market Participation Strategy VP

(unaudited)

MARKET ENVIRONMENT

Equity markets in the U.S. had a strongly positive year, and on a total return basis, the S&P 500® saw its second best year in the past twenty years. Most of the performance came as the result of expanding valuation ratios, reversing much of their 2018 contraction. This is in contrast to earnings growth for the year, which was lackluster.

Meanwhile, volatility was remarkably subdued. The market did not experience any 10% corrections during the period, and 2% daily moves in either direction were rare. Short-term volatility, as represented by the VIX, was rangebound for most of the year as investors exhibited a strong demand for buying stocks and holding on to them. Long-term volatility (5 year at-the-money implied volatility) for the S&P 500® was essentially flat for the year, but as equity markets rose sharply through the year, options were more likely to move toward being “in-the-money” and thus the higher implied volatility was beneficial for option returns for the year.

U.S. interest rates moved lower through much of the year before stabilizing somewhat in the fourth quarter. The yield curve slope, as measured by the difference in 10-year and 3-month rates, remained inverted for much of the summer before steepening early in the fourth quarter. Easier monetary policy by the U.S. Federal Reserve (the “Fed”), coupled with a strengthening economic picture, helped assuage investor fears that a recession might be lurking around the corner.

PERFORMANCE

For the year ended December 31, 2019, Transamerica Market Participation Strategy VP, Service Class returned 18.58%. By comparison, its primary, secondary and additional benchmarks, the S&P 500®, the Bloomberg Barclays US Government 5-10 Year Index and the Transamerica Market Participation Strategy VP Blended Benchmark, returned 31.49%, 7.49% and 19.89% respectively.

STRATEGY REVIEW

The objective of the Portfolio is to seek to provide upside participation when the stock market advances, and to seek to reduce downside risk when the market declines. The Portfolio consists primarily of equity (S&P 500®) call options and futures, which seek to provide upside participation during periods of market appreciation, and U.S. Treasury and Agency bonds, which seek to reduce downside risk. Additionally, S&P 500® futures are also used in the Portfolio to manage cash flows and maintain desired equity exposure.

The Transamerica Market Participation Strategy VP typically targets an equity exposure around 50% benchmark weight at rebalance, depending on market behavior and QMA’s asset allocation outlook. Increasing equity exposure throughout the year (resulting in average Portfolio delta of 0.53, or effective equity exposure of 53%) was the biggest driver of Portfolio performance for the year. Additionally, there was a positive impact from the rise in implied volatility as options held in the Portfolio moved to being deeply in-the-money over the course of the year. Implied dividend yields fell over the year, and also helped option pricing. Offsetting these factors were falling interest rates that hurt option valuations, along with the usual drag from time decay.

We had to be active in managing targeted duration to be close to the benchmark throughout 2019 as equity markets rose due to the increasing impact on Portfolio duration from holding options (which are implicitly short rates). While Portfolio bonds (the Portfolio holds only U.S. Treasury and Agency bonds) lagged the Barclays US Aggregate Bond Index benchmark over the past year, duration management helped performance as Portfolio bonds outperformed the Barclays US Intermediate Government Bond Index and were the second most important contributor to overall Portfolio returns during the year.

S&P 500® options and futures were the biggest contributors to Portfolio returns during the fiscal year. The best performing holding in the Portfolio for 2019 was the S&P 500 2,850 July 20, 2023 FLEX Call Option.

During the fiscal year, the Portfolio used derivatives. These positions added to performance.

Joel Kallman, CFA

Devang Gambhirwala

Marcus M. Perl

Co-Portfolio Managers

QMA LLC

Transamerica Series Trust	Annual Report 2019

Transamerica Market Participation Strategy VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Government Obligations	48.2%
U.S. Government Agency Obligations	30.6
Over-the-Counter Options Purchased	18.3
Repurchase Agreement	2.7
Short-Term U.S. Government Obligations	0.1
Net Other Assets (Liabilities) ^	0.1
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2019

Transamerica Market Participation Strategy VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Service Class	18.58%	5.19%	6.48%	09/17/2012
S&P 500® (A)	31.49%	11.70%	13.79%
Bloomberg Barclays US Government 5-10 Year Index (B)	7.49%	2.76%	2.27%
Transamerica Market Participation Strategy VP Blended Benchmark (A) (C) (D)	19.89%	7.51%	8.32%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Bloomberg Barclays US Government 5-10 Year Index is comprised of U.S. treasuries and U.S. agency debentures with maturities between 5 and 10 years.

(C) The Transamerica Market Participation Strategy VP Blended Benchmark is composed of the following benchmarks: 50% S&P 500® and 50% Bloomberg Barclays US Aggregate Bond Index.

(D) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss. The underlying portfolio invests its assets in various underlying futures and call options. The ability to achieve its investment objective depends largely on the performance of the underlying futures and call options in which it invests. There can be no assurance that the investment objectives of any underlying futures and call options will be achieved. The Portfolio is indirectly subject to all of the risks associated with an investment in the underlying futures and call options including market volatility and involves substantial risk.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market. The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions.

The Portfolio is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified portfolio. To the extent the Portfolio invests its assets in fewer issuers, the Portfolio will be more susceptible to negative events affecting those issuers.

Transamerica Series Trust	Annual Report 2019

Transamerica Market Participation Strategy VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2019, and held for the entire six-month period until December 31, 2019.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Net Annualized Expense Ratio (C)
Service Class	$1,000.00	$1,070.00	$5.06	$1,020.30	$4.94	0.97%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2019

Transamerica Market Participation Strategy VP

SCHEDULE OF INVESTMENTS

At December 31, 2019

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - 30.6%
Federal Home Loan Banks
1.88%, 11/29/2021	$ 12,000,000	$ 12,064,379
2.25%, 12/08/2023	1,000,000	1,023,348
3.25%, 11/16/2028	29,000,000	31,714,713
Federal Home Loan Mortgage Corp.
2.38%, 01/13/2022	17,500,000	17,769,756
2.75%, 06/19/2023	27,000,000	28,042,157
Federal National Mortgage Association
2.50%, 02/05/2024	20,000,000	20,618,733
6.25%, 05/15/2029	14,500,000	19,609,745

Total U.S. Government Agency Obligations (Cost $127,762,674)		130,842,831

U.S. GOVERNMENT OBLIGATIONS - 48.2%
U.S. Treasury - 48.2%
U.S. Treasury Bond, Principal Only STRIPS 05/15/2023 - 08/15/2034	232,500,000	206,038,662

Total U.S. Government Obligations (Cost $199,396,490)		206,038,662

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 0.1%
U.S. Treasury Bill 1.55% (A), 03/19/2020 (B)	400,000	398,733

Total Short-Term U.S. Government Obligations (Cost $398,681)		398,733

Principal	Value
REPURCHASE AGREEMENT - 2.7%

Fixed Income Clearing Corp., 0.85% (A), dated 12/31/2019, to be repurchased at $11,646,785 on 01/02/2020. Collateralized by a U.S. Government Obligation, 1.13%, due 08/31/2021, and with a value of $11,881,194.

$ 11,646,235	$ 11,646,235

Total Repurchase Agreement (Cost $11,646,235)	11,646,235

Total Investments Excluding Options Purchased (Cost $339,204,080)	348,926,461
Total Options Purchased - 18.3% (Cost $64,619,652)	78,166,237

Total Investments (Cost $403,823,732)	427,092,698
Net Other Assets (Liabilities) - 0.1%	246,231

Net Assets - 100.0%	$ 427,338,929

OVER-THE-COUNTER OPTIONS PURCHASED:

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Call - S&P 500® - Flexible Exchange Option	GSC	USD	2,850.00	07/20/2023	USD	177,692,900	550	$ 28,223,823	$ 34,515,098
Call - S&P 500® - Flexible Exchange Option	GSC	USD	2,900.00	01/22/2024	USD	226,154,600	700	36,395,829	43,651,139

Total								$ 64,619,652	$ 78,166,237

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	48	03/20/2020	$7,675,417	$7,754,640	$79,223	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Market Participation Strategy VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

(unaudited)

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
U.S. Government Agency Obligations	$—	$130,842,831	$—	$130,842,831
U.S. Government Obligations	—	206,038,662	—	206,038,662
Short-Term U.S. Government Obligations	—	398,733	—	398,733
Repurchase Agreement	—	11,646,235	—	11,646,235
Over-the-Counter Options Purchased	78,166,237	—	—	78,166,237

Total Investments	$78,166,237	$348,926,461	$—	$427,092,698

Other Financial Instruments
Futures Contracts (D)	$79,223	$—	$—	$79,223

Total Other Financial Instruments	$79,223	$—	$—	$79,223

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rates disclosed reflect the yields at December 31, 2019.
(B)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The value of the security is $398,732.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(D)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

COUNTERPARTY ABBREVIATION:

GSC	Goldman Sachs & Co.

PORTFOLIO ABBREVIATION:

STRIPS	Separate Trading of Registered Interest and Principal of Securities

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Market Participation Strategy VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2019

Assets:
Investments, at value (cost $392,177,497)	$415,446,463
Repurchase agreement, at value (cost $11,646,235)	11,646,235
Receivables and other assets:
Shares of beneficial interest sold	3,975
Interest	676,810
Variation margin receivable on futures contracts	18,480

Total assets	427,791,963

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	40,451
Investment management fees	253,642
Distribution and service fees	93,251
Transfer agent costs	600
Trustees, CCO and deferred compensation fees	1,443
Audit and tax fees	17,396
Custody fees	13,113
Legal fees	4,910
Printing and shareholder reports fees	21,910
Other accrued expenses	6,318

Total liabilities	453,034

Net assets	$427,338,929

Net assets consist of:
Capital stock ($0.01 par value)	$365,098
Additional paid-in capital	394,214,102
Total distributable earnings (accumulated losses)	32,759,729

Net assets	$427,338,929

Shares outstanding	36,509,783

Net asset value and offering price per share	$11.70

STATEMENT OF OPERATIONS

For the year ended December 31, 2019

Investment Income:
Interest income	$8,444,012
Net income from securities lending	4,730

Total investment income	8,448,742

Expenses:
Investment management fees	2,885,220
Distribution and service fees	1,060,743
Transfer agent costs	6,374
Trustees, CCO and deferred compensation fees	12,980
Audit and tax fees	25,573
Custody fees	27,818
Legal fees	22,796
Printing and shareholder reports fees	30,155
Other	29,398

Total expenses	4,101,057

Net investment income (loss)	4,347,685

Net realized gain (loss) on:
Investments	4,305,862
Written options and swaptions	(12)
Futures contracts	689,785

Net realized gain (loss)	4,995,635

Net change in unrealized appreciation (depreciation) on:
Investments	62,862,191
Futures contracts	302,164

Net change in unrealized appreciation (depreciation)	63,164,355

Net realized and change in unrealized gain (loss)	68,159,990

Net increase (decrease) in net assets resulting from operations	$72,507,675

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Market Participation Strategy VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2019	December 31, 2018
From operations:
Net investment income (loss)	$4,347,685	$3,809,900
Net realized gain (loss)	4,995,635	63,413,127
Net change in unrealized appreciation (depreciation)	63,164,355	(78,320,479)

Net increase (decrease) in net assets resulting from operations	72,507,675	(11,097,452)

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(66,868,409)	(26,260,501)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(66,868,409)	(26,260,501)

Capital share transactions:
Proceeds from shares sold	1,483,534	11,387,403
Dividends and/or distributions reinvested	66,868,409	26,260,501
Cost of shares redeemed	(59,004,910)	(57,131,513)

Net increase (decrease) in net assets resulting from capital share transactions	9,347,033	(19,483,609)

Net increase (decrease) in net assets	14,986,299	(56,841,562)

Net assets:
Beginning of year	412,352,630	469,194,192

End of year	$427,338,929	$412,352,630

Capital share transactions - shares:
Shares issued	125,084	906,311
Shares reinvested	6,067,914	2,092,470
Shares redeemed	(4,850,658)	(4,484,274)

Net increase (decrease) in shares outstanding	1,342,340	(1,485,493)

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Service Class
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of year	$11.73	$12.80	$11.59	$11.30		$12.12

Investment operations:
Net investment income (loss) (A)	0.12	0.11	0.04	0.03	(B)	0.02
Net realized and unrealized gain (loss)	1.93	(0.41)	1.21	0.44		(0.42)

Total investment operations	2.05	(0.30)	1.25	0.47		(0.40)

Dividends and/or distributions to shareholders:
Net investment income	(0.12)	(0.05)	(0.04)	(0.02)		—
Net realized gains	(1.96)	(0.72)	—	(0.16)		(0.42)

Total dividends and/or distributions to shareholders	(2.08)	(0.77)	(0.04)	(0.18)		(0.42)

Net asset value, end of year	$11.70	$11.73	$12.80	$11.59		$11.30

Total return	18.58%	(2.73)%	10.79%	4.16%		(3.24)%

Ratio and supplemental data:
Net assets end of year (000’s)	$427,339	$412,353	$469,194	$487,599		$484,386
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.97%	0.96%	0.97%	0.96%		0.96%
Including waiver and/or reimbursement and recapture	0.97%	0.96%	0.97%	0.96	%(B)	0.96%
Net investment income (loss) to average net assets	1.02%	0.84%	0.35%	0.29	%(B)	0.16%
Portfolio turnover rate	32%	42%	99%	36%		18%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2019

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Market Participation Strategy VP (the “Portfolio”) is a series of TST and is classified as non-diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2019

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2019 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2019, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in

Transamerica Series Trust	Annual Report 2019

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SECURITY VALUATION (continued)

determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2019, the Portfolio has not utilized the program.

Transamerica Series Trust	Annual Report 2019

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2019.

Repurchase agreements at December 31, 2019, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities on non-U.S. fixed income investments, as well as on securities traded on U.S. exchanges. Loan counterparties pledge cash collateral with a value of at least 105% of the current value of the loaned securities for non-U.S. equity positions. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio (the “Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2019; however no individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2019, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Transamerica Series Trust	Annual Report 2019

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Open option contracts at December 31, 2019, if any, are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Statement of Assets and Liabilities.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio, uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2019, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2019

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2019.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions:
Investments, at value	$—	$—	$78,166,237	$—	$—	$78,166,237
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	—	—	79,223	—	—	79,223
Total	$—	$—	$78,245,460	$—	$—	$78,245,460

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2019.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$—	$2,363,815	$—	$—	$2,363,815
Written options and swaptions	—	—	(12)	—	—	(12)
Futures contracts	—	—	689,785	—	—	689,785
Total	$—	$—	$3,053,588	$—	$—	$3,053,588

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$—	$49,855,535	$—	$—	$49,855,535
Futures contracts	—	—	302,164	—	—	302,164
Total	$—	$—	$50,157,699	$—	$—	$50,157,699

(A)	Included within Net realized gain (loss) on Investments in the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2019.

Purchased Options and Swaptions at value		Written Options and Swaptions at value (A)		Futures Contracts at Notional Amount
Calls	Puts	Calls	Puts	Long	Short
$ 59,797,594	$ —	$ —	$ —	$ 4,005,558	$ —

(A)	There were no open positions at the beginning and/or end of each month, however, the Portfolio periodically invested in this type of derivative instrument during the year.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement

Transamerica Series Trust	Annual Report 2019

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $500 million	0.68%
Over $500 million up to $1 billion	0.65
Over $1 billion up to $1.5 billion	0.62
Over $1.5 billion	0.60

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	1.07%	May 1, 2020

Transamerica Series Trust	Annual Report 2019

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the thirty-six months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2019 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2019, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2019, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2019, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2019.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2019, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ —	$ 132,019,631	$ 8,170,044	$ 177,223,458

Transamerica Series Trust	Annual Report 2019

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to futures contracts mark to market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2019, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 403,823,732	$ 23,268,966	$ —	$ 23,268,966

As of December 31, 2019, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2019, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2019 and 2018 are as follows:

2019 Distributions Paid From			2018 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 48,700,510	$ 18,167,899	$ —	$ 1,638,089	$ 24,622,412	$ —

As of December 31, 2019, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 7,709,567	$ 1,781,196	$ —	$ —	$ —	$ 23,268,966

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standard Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and has early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

11. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as sub-adviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties have been deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Market Participation Strategy VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Market Participation Strategy VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2020

Transamerica Series Trust	Annual Report 2019

Transamerica Market Participation Strategy VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $18,167,899 for the year ended December 31, 2019.

Transamerica Series Trust	Annual Report 2019

Transamerica Morgan Stanley Capital Growth VP

(unaudited)

MARKET ENVIRONMENT

Large cap growth stocks advanced over the fiscal year ended December 31, 2019, with information technology the best performing sector in the Russell 1000® Growth index. All sectors advanced over the period, however energy was the greatest relative underperformer. Against this backdrop, our team continued to focus on bottom-up stock selection and the long-term outlook for companies owned by the Portfolio.

PERFORMANCE

For the year ended December 31, 2019, Transamerica Morgan Stanley Capital Growth VP, Initial Class returned 23.74%. By comparison, its benchmark, the Russell 1000® Growth Index, returned 36.39%.

STRATEGY REVIEW

The Portfolio underperformed its benchmark over this period due to unfavorable stock selection and sector allocation decisions.

Communication services was the greatest detractor in the Portfolio, largely due to an unfavorable stock selection. Within the sector, the Portfolio’s underweight positions in Alphabet Inc. and Facebook, Inc. detracted most from relative results.

Stock selection in consumer discretionary, information technology, industrials, materials, and financials sectors also impeded relative performance.

Slack Technologies, Inc. Class A, a leading provider of cloud-based collaboration software and a company that went public in June 2019, detracted from relative results. Its shares were weak in spite of overall solid reported results, in part due to ongoing concerns about competition from other large incumbent players. In the information technology sector, the Portfolio’s lack of exposure to some of the largest benchmark holdings within the sector also weighed on relative performance. This was partly offset by strength in Shopify, Inc., Shares of Shopify, Inc., which provides a cloud-based multi-channel commerce platform largely to small and medium sized retailers, advanced on healthy results and favorable execution. The company continued to experience strong growth in both its customer base and the gross merchandise value transacted on its platform. Software-as-a-service provider ServiceNow, Inc. also contributed due to succesful execution and healthy financial results.

The healthcare sector was the top contributing sector in the Portfolio, as strong stock selection more than offset the adverse impact of a sector overweight position. Performance in the sector was led by Veeva Systems, Inc., Class A (“Veeva”) and DexCom, Inc. (“DexCom”). Veeva offers cloud-based sales software solutions to life sciences companies. The company has been executing well and seeing particular strength in its Vault product, which provides content and data management applications to aid research and development functions. Veeva is also looking to expand into other areas outside of life sciences, and this has supported overall positive market sentiment. Shares of DexCom, a leading provider of continuous glucose monitoring devices, advanced due to strong results which beat estimates, as well as a positive financial outlook. Within healthcare the strength in these and other holdings was partly offset by weakness in Covetrus, Inc., an animal health technology and services company, which was the second greatest detractor in the Portfolio. Covetrus, Inc. is the recent combination of Vets First Choice, a leading online pharmacy platform used by veterinarians, and the animal health distribution business Henry Schein. Covetrus, Inc. shares declined due to disappointing results, resulting from weaker than expected demand in its animal health distribution business and greater investment spending related to the integration of the two businesses.

During the fiscal year, the Portfolio utilized derivatives. These positions detracted from performance.

Dennis P. Lynch

Sam G. Chainani, CFA

Jason C. Yeung, CFA

David S. Cohen

Armistead B. Nash

Alexander T. Norton

Co-Portfolio Managers

Morgan Stanley Investment Management Inc.

Asset Allocation	Percentage of Net Assets
Common Stocks	94.4%
Other Investment Company	8.9
Repurchase Agreement	5.3
Over-the-Counter Foreign Exchange Options Purchased	0.0 *
Net Other Assets (Liabilities)	(8.6)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Series Trust	Annual Report 2019

Transamerica Morgan Stanley Capital Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	23.74%	15.67%	16.27%	05/03/1999
Russell 1000® Growth Index (A)	36.39%	14.63%	15.22%
Service Class	23.47%	15.39%	15.98%	05/01/2003

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that an undervalued stock is actually appropriately priced.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2019

Transamerica Morgan Stanley Capital Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2019, and held for the entire six-month period until December 31, 2019.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$961.00	$4.00	$1,021.10	$4.13	0.81%
Service Class	1,000.00	960.10	5.19	1,019.90	5.35	1.05

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2019

Transamerica Morgan Stanley Capital Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2019

	Shares	Value
COMMON STOCKS - 94.4%
Biotechnology - 1.0%
Alnylam Pharmaceuticals, Inc. (A)	97,940	$ 11,279,750
Moderna, Inc. (A) (B)	336,566	6,583,231

		17,862,981

Entertainment - 7.3%
Roku, Inc. (A) (B)	300,753	40,270,827
Spotify Technology SA (A)	570,760	85,357,158

		125,627,985

Health Care Equipment & Supplies - 9.3%
DexCom, Inc. (A)	278,285	60,872,061
Intuitive Surgical, Inc. (A)	168,825	99,800,899

		160,672,960

Health Care Providers & Services - 2.4%
Convetrus, Inc. (A) (B)	923,241	12,186,781
Guardant Health, Inc. (A) (B)	365,610	28,568,765

		40,755,546

Health Care Technology - 3.4%
Veeva Systems, Inc., Class A (A)	420,660	59,170,035

Interactive Media & Services - 11.8%
Alphabet, Inc., Class C (A)	36,472	48,763,793
Facebook, Inc., Class A (A)	134,433	27,592,373
Snap, Inc., Class A (A)	1,741,605	28,440,410
Twitter, Inc. (A)	2,231,950	71,533,998
Zillow Group, Inc., Class C (A) (B)	611,950	28,112,983

		204,443,557

Internet & Direct Marketing Retail - 12.0%
Amazon.com, Inc. (A)	60,782	112,315,411
Chewy, Inc., Class A (A) (B)	927,398	26,894,542
Farfetch, Ltd., Class A (A) (B)	451,921	4,677,382
MercadoLibre, Inc. (A)	77,648	44,409,997
Wayfair, Inc., Class A (A) (B)	200,884	18,153,887

		206,451,219

IT Services - 16.7%
Adyen NV (A) (B) (C)	38,116	31,253,697
MongoDB, Inc. (A) (B)	206,416	27,166,410
Okta, Inc. (A)	574,438	66,272,912
Shopify, Inc., Class A (A)	214,940	85,455,845
Square, Inc., Class A (A)	400,534	25,057,407
Twilio, Inc., Class A (A) (B)	536,327	52,710,218

		287,916,489

Life Sciences Tools & Services - 5.1%
Illumina, Inc. (A)	263,093	87,278,472

Road & Rail - 5.0%
Uber Technologies, Inc. (A)	2,897,689	86,177,271

	Shares	Value
COMMON STOCKS (continued)
Software - 19.4%
Atlassian Corp. PLC, Class A (A)	207,067	$ 24,918,443
Coupa Software, Inc. (A) (B)	321,259	46,984,129
ServiceNow, Inc. (A)	237,442	67,034,625
Slack Technologies, Inc., Class A (A) (B)	2,781,649	62,531,469
Trade Desk, Inc., Class A (A) (B)	201,915	52,453,479
Workday, Inc., Class A (A)	335,269	55,134,987
Zoom Video Communications, Inc., Class A (A) (B)	367,238	24,986,874

		334,044,006

Specialty Retail - 1.0%
Carvana Co. (A)	181,745	16,729,627

Total Common Stocks (Cost $1,493,194,110)		1,627,130,148

OTHER INVESTMENT COMPANY - 8.9%
Securities Lending Collateral - 8.9%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.56% (D)	154,265,488	154,265,488

Total Other Investment Company (Cost $154,265,488)		154,265,488

	Principal	Value
REPURCHASE AGREEMENT - 5.3%
Fixed Income Clearing Corp., 0.85% (D), dated 12/31/2019, to be repurchased at $90,946,356 on 01/02/2020. Collateralized by a U.S. Government Obligation, 2.75%, due 09/15/2021, and with a value of $92,761,477.	$ 90,942,062	90,942,062

Total Repurchase Agreement (Cost $90,942,062)		90,942,062

Total Investments Excluding Options Purchased (Cost $1,738,401,660)		1,872,337,698
Total Options Purchased - 0.0% (E) (Cost $1,418,233)		167,642

Total Investments (Cost $1,739,819,893)		1,872,505,340
Net Other Assets (Liabilities) - (8.6)%		(148,659,819)

Net Assets - 100.0%		$ 1,723,845,521

OVER-THE-COUNTER FOREIGN EXCHANGE OPTIONS PURCHASED:

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount/ Number of Contracts		Premiums Paid	Value
Call - USD vs. CNH	BNP	USD	1.00	01/17/2020	USD	79,645,315	$ 407,715	$ 319
Call - USD vs. CNH	RBS	USD	7.85	06/16/2020	USD	99,714,731	514,528	65,313
Call - USD vs. CNH	RBS	USD	8.09	09/21/2020	USD	91,901,001	495,990	102,010

Total							$ 1,418,233	$ 167,642

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Morgan Stanley Capital Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$1,595,876,451	$31,253,697	$—	$1,627,130,148
Other Investment Company	154,265,488	—	—	154,265,488
Repurchase Agreement	—	90,942,062	—	90,942,062
Over-the-Counter Foreign Exchange Options Purchased	—	167,642	—	167,642

Total Investments	$1,750,141,939	$122,363,401	$—	$1,872,505,340

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $150,904,172. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, the value of the 144A security is $31,253,697, representing 1.8% of the Portfolio’s net assets.
(D)	Rates disclosed reflect the yields at December 31, 2019.
(E)	Percentage rounds to less than 0.1% or (0.1)%.
(F)	There were no transfers in or out of Level 3 during the year ended December 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

CURRENCY ABBREVIATIONS:

CNH	Chinese Yuan Renminbi (offshore)
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

BNP	BNP Paribas
RBS	Royal Bank of Scotland PLC

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Morgan Stanley Capital Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2019

Assets:
Investments, at value (cost $1,648,877,831) (including securities loaned of $150,904,172)	$1,781,563,278
Repurchase agreement, at value (cost $90,942,062)	90,942,062
Foreign currency, at value (cost $550)	561
Receivables and other assets:
Investments sold	11,053,246
Net income from securities lending	26,355
Shares of beneficial interest sold	422,850
Dividends	110,376
Interest	2,147
Tax reclaims	52,381

Total assets	1,884,173,256

Liabilities:
Cash collateral received upon return of:
Securities on loan	154,265,488
Cash collateral at broker for:
OTC derivatives (A)	220,000
Payables and other liabilities:
Investments purchased	4,195,452
Shares of beneficial interest redeemed	313,254
Investment management fees	1,090,353
Distribution and service fees	88,055
Transfer agent costs	1,839
Trustees, CCO and deferred compensation fees	6,229
Audit and tax fees	20,276
Custody fees	51,791
Legal fees	6,373
Printing and shareholder reports fees	44,915
Other accrued expenses	23,710

Total liabilities	160,327,735

Net assets	$1,723,845,521

Net assets consist of:
Capital stock ($0.01 par value)	$942,037
Additional paid-in capital	1,499,593,523
Total distributable earnings (accumulated losses)	223,309,961

Net assets	$1,723,845,521

Net assets by class:
Initial Class	$1,316,456,247
Service Class	407,389,274

Shares outstanding:
Initial Class	71,310,375
Service Class	22,893,311

Net asset value and offering price per share:
Initial Class	$18.46
Service Class	17.80

(A)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.

STATEMENT OF OPERATIONS

For the year ended December 31, 2019

Investment Income:
Dividend income	$309,158
Interest income	381,749
Net income from securities lending	369,518

Total investment income	1,060,425

Expenses:
Investment management fees	5,330,573
Distribution and service fees:
Service Class	522,844
Transfer agent costs	9,553
Trustees, CCO and deferred compensation fees	23,156
Audit and tax fees	30,603
Custody fees	38,670
Legal fees	21,408
Printing and shareholder reports fees	45,245
Other	94,348

Total expenses	6,116,400

Net investment income (loss)	(5,055,975)

Net realized gain (loss) on:
Investments	95,977,669
Foreign currency transactions	(621)

Net realized gain (loss)	95,977,048

Net change in unrealized appreciation (depreciation) on:
Investments	76,016,737
Translation of assets and liabilities denominated in foreign currencies	724

Net change in unrealized appreciation (depreciation)	76,017,461

Net realized and change in unrealized gain (loss)	171,994,509

Net increase (decrease) in net assets resulting from operations	$166,938,534

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Morgan Stanley Capital Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2019	December 31, 2018
From operations:
Net investment income (loss)	$(5,055,975)	$(2,296,523)
Net realized gain (loss)	95,977,048	42,502,107
Net change in unrealized appreciation (depreciation)	76,017,461	(21,083,697)

Net increase (decrease) in net assets resulting from operations	166,938,534	19,121,887

Dividends and/or distributions to shareholders:
Initial Class	(24,727,810)	(50,587,276)
Service Class	(16,197,682)	(23,378,786)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(40,925,492)	(73,966,062)

Capital share transactions:
Proceeds from shares sold:
Initial Class	30,667,341	51,123,434
Service Class	88,055,951	33,796,405

	118,723,292	84,919,839

Issued from fund acquisition:
Initial Class	964,979,506	—
Service Class	169,749,670	—

	1,134,729,176	—

Dividends and/or distributions reinvested:
Initial Class	24,727,810	50,587,276
Service Class	16,197,682	23,378,786

	40,925,492	73,966,062

Cost of shares redeemed:
Initial Class	(67,263,525)	(42,661,671)
Service Class	(12,970,275)	(21,012,382)

	(80,233,800)	(63,674,053)

Net increase (decrease) in net assets resulting from capital share transactions	1,214,144,160	95,211,848

Net increase (decrease) in net assets	1,340,157,202	40,367,673

Net assets:
Beginning of year	383,688,319	343,320,646

End of year	$1,723,845,521	$383,688,319

Capital share transactions - shares:
Shares issued:
Initial Class	1,688,244	2,483,467
Service Class	4,799,806	1,758,232

	6,488,050	4,241,699

Shares issued on fund acquisition:
Initial Class	55,765,301	—
Service Class	10,173,667	—

	65,938,968	—

Shares reinvested:
Initial Class	1,322,343	2,673,746
Service Class	897,876	1,274,048

	2,220,219	3,947,794

Shares redeemed:
Initial Class	(3,646,950)	(2,254,994)
Service Class	(716,959)	(1,166,569)

	(4,363,909)	(3,421,563)

Net increase (decrease) in shares outstanding:
Initial Class	55,128,938	2,902,219
Service Class	15,154,390	1,865,711

	70,283,328	4,767,930

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Morgan Stanley Capital Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of year	$16.20	$18.06	$13.45	$16.03		$15.68

Investment operations:
Net investment income (loss) (A)	(0.13)	(0.09)	(0.09)	(0.04	)(B)	(0.06)
Net realized and unrealized gain (loss)	4.00	1.81	5.84	(0.20)		1.80

Total investment operations	3.87	1.72	5.75	(0.24)		1.74

Dividends and/or distributions to shareholders:
Net realized gains	(1.61)	(3.58)	(1.14)	(2.34)		(1.39)

Net asset value, end of year	$18.46	$16.20	$18.06	$13.45		$16.03

Total return	23.74%	6.68%	43.59%	(2.26)%		11.79%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,316,457	$262,181	$239,786	$170,984		$200,273
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.82%	0.87%	0.87%	0.88%		0.87%
Including waiver and/or reimbursement and recapture	0.82%	0.87%	0.87%	0.87	% (B)	0.87%
Net investment income (loss) to average net assets	(0.68)%	(0.48)%	(0.54)%	(0.24	)% (B)	(0.39)%
Portfolio turnover rate	209%	50%	61%	39%		31%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of year	$15.70	$17.63	$13.18	$15.79		$15.51

Investment operations:
Net investment income (loss) (A)	(0.16)	(0.14)	(0.13)	(0.07	)(B)	(0.11)
Net realized and unrealized gain (loss)	3.87	1.79	5.72	(0.20)		1.78

Total investment operations	3.71	1.65	5.59	(0.27)		1.67

Dividends and/or distributions to shareholders:
Net realized gains	(1.61)	(3.58)	(1.14)	(2.34)		(1.39)

Net asset value, end of year	$17.80	$15.70	$17.63	$13.18		$15.79

Total return	23.47%	6.44%	43.26%	(2.50)%		11.45%

Ratio and supplemental data:
Net assets end of year (000’s)	$407,389	$121,507	$103,535	$60,753		$60,939
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.07%	1.12%	1.12%	1.13%		1.12%
Including waiver and/or reimbursement and recapture	1.07%	1.12%	1.12%	1.12	% (B)	1.12%
Net investment income (loss) to average net assets	(0.90)%	(0.73)%	(0.79)%	(0.50	)% (B)	(0.66)%
Portfolio turnover rate	209%	50%	61%	39%		31%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2019

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Morgan Stanley Capital Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2019

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2019 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2019

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SECURITY VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2019, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2019

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2019, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2019.

Repurchase agreements at December 31, 2019, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities on non-U.S. fixed income investments, as well as on securities traded on U.S. exchanges. Loan counterparties pledge cash collateral with a value of at least 105% of the current value of the loaned securities for non-U.S. equity positions. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio (the “Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2019; however no individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2019, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2019

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2019.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$154,265,488	$—	$—	$—	$154,265,488
Total Borrowings	$154,265,488	$—	$—	$—	$154,265,488

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with

Transamerica Series Trust	Annual Report 2019

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Options on foreign currency: The Portfolio may purchase or write foreign currency options. Purchasing or writing options on foreign currency gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

Open option contracts at December 31, 2019, if any, are included within the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2019.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions:
Investments, at value (A)	$—	$167,642	$—	$—	$—	$167,642
Total	$—	$167,642	$—	$—	$—	$167,642

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2019.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$(1,233,892)	$—	$—	$—	$(1,233,892)
Total	$—	$(1,233,892)	$—	$—	$—	$(1,233,892)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$(258,120)	$—	$—	$—	$(258,120)
Total	$—	$(258,120)	$—	$—	$—	$(258,120)

(A)	Included within Net realized gain (loss) on Investments in the Statement of Operations.
(B)	Includedwithin Net change in unrealized appreciation (depreciation) on Investments in the Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2019.

Purchased Options and Swaptions at value
Calls	Puts
$ 386,937	$ —

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Transamerica Series Trust	Annual Report 2019

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

The following is a summary of the Portfolio OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2019. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
Royal Bank of Scotland PLC	$167,323	$—	$(167,323)	$—	$—	$—	$—	$—
Other Derivatives (C)	319	—	—	319	—	—	—	—

Total	$167,642	$—	$(167,323)	$319	$—	$—	$—	$—

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives, which includes future contracts, exchange-traded options and exchange-traded swap agreements, are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented within the Schedule of Investments.

6. RISK FACTOR

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Transamerica Series Trust	Annual Report 2019

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. RISK FACTOR (continued)

Growth risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
Effective November 1, 2019
First $750 million	0.755%
Over $750 million up to $1.5 billion	0.715
Over $1.5 billion up to $3 billion	0.645
Over $3 billion up to $5 billion	0.630
Over $5 billion	0.580
Prior to November 1, 2019
First $500 million	0.830
Over $500 million	0.705

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective November 1, 2019
Initial Class	0.76%	May 1, 2021
Service Class	1.01	May 1, 2021

Transamerica Series Trust	Annual Report 2019

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

	Operating Expense Limit	Operating Expense Limit Effective Through
Prior to November 1, 2019
Initial Class	0.90%
Service Class	1.15

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the thirty-six months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2019 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2019, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2020. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2019, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2019, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: Brokerage commissions incurred on security transactions placed with affiliates of the Investment Manager or sub-adviser.

For the year ended December 31, 2019, brokerage commissions are $2.

Transamerica Series Trust	Annual Report 2019

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2019, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 1,329,108,308	$ —	$ 1,385,282,846	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gain and losses and ordinary loss netting to reduce short term capital gains. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2019, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,740,243,574	$ 164,305,911	$ (32,044,145)	$ 132,261,766

As of December 31, 2019, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2019, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2019 and 2018 are as follows:

2019 Distributions Paid From			2018 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ —	$ 40,925,492	$ —	$ 8,384,956	$ 65,581,106	$ —

As of December 31, 2019, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 12,012,741	$ 79,034,724	$ —	$ —	$ —	$ 132,262,496

Transamerica Series Trust	Annual Report 2019

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and has early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

11. REORGANIZATION

Following the close of business on November 1, 2019, the Portfolio acquired all of the net assets of Transamerica Jennison Growth VP (“Jennison Growth VP”) pursuant to a Plan of Reorganization. The Portfolio is the accounting survivor. The purpose of the transaction was to achieve operating efficiencies and a more cohesive, focused, and streamlined fund complex. The reorganization was accomplished by a taxable exchange of shares of the Portfolio for shares of Jennison Growth VP outstanding following the close of business on November 1, 2019. Jennison Growth VP will recognize gain or loss in connection with the transfer of its assets to the Portfolio, which may require Jennison Growth VP to make taxable distributions to its shareholders.

Shares issued to Jennison Growth VP shareholders, along with the exchange ratio of the reorganization for Portfolio, were as follows:

Jennison Growth VP Class	Jennison Growth VP Shares	Portfolio Class	Portfolio Shares	Dollar Amount	Exchange Ratio(A)
Initial	140,537,101	Initial	55,765,301	$ 964,979,506	0.40
Service	27,308,320	Service	10,173,667	169,749,670	0.37

(A)	Calculated by dividing the Portfolio shares issuable by the Jennison Growth VP shares outstanding on November 1, 2019.

The net assets of Jennison Growth VP were combined with those of the Portfolio. These amounts were as follows:

Jennison Growth VP Net Assets	Portfolio Net Assets Prior to Reorganization	Net Assets After Reorganization
$ 1,134,729,176	$ 498,721,335	$ 1,633,450,511

Assuming the reorganization had been completed on January 1, 2020, the beginning of the annual reporting period of the Portfolio, the pro forma results of operations for the year ended December 31, 2019, are as follows:

Net investment income (loss)	$(5,490,920)
Net realized and change in unrealized gain (loss)	183,437,129
Net increase (decrease) in net assets resulting from operations	177,946,209

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings of Jennison Growth VP that have been included in the Portfolio’s Statement of Operations following the close of business on November 1, 2019.

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

Transamerica Series Trust	Annual Report 2019

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

13. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as sub-adviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties have been deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Morgan Stanley Capital Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Morgan Stanley Capital Growth VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2020

Transamerica Series Trust	Annual Report 2019

Transamerica Morgan Stanley Capital Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $40,925,492 for the year ended December 31, 2019.

Transamerica Series Trust	Annual Report 2019

Transamerica Morgan Stanley Capital Growth VP

RESULTS OF SHAREHOLDER PROXY

(unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires regulated investment companies to report on all subject matters put to the vote of shareholders and to provide final results. Accordingly, the Board of Directors of the Fund solicited a vote by the shareholders for the following item:

A special meeting of shareholders of Transamerica Jennison Growth VP was held on October 25, 2019. The results of Proposal 1 were as follows:

Proposal 1: To approve an Agreement and Plan of Reorganization, providing for (i) the acquisition of all of the assets of Transamerica Jennison Growth VP by Transamerica Morgan Stanley Capital Growth VP, in exchange for shares of Transamerica Morgan Stanley Capital Growth VP to be distributed to the shareholders of Transamerica Jennison Growth VP and the assumption of all of the liabilities of Transamerica Jennison Growth VP by Transamerica Morgan Stanley Capital Growth VP, and (ii) the subsequent liquidation of Transamerica Jennison Growth VP:

Proposal	Number of Shares
For	99,087,740.225
Against	1,477,773.704
Withheld	2,759,340.004

Transamerica Series Trust	Annual Report 2019

Transamerica Multi-Managed Balanced VP

(unaudited)

MARKET ENVIRONMENT

Aegon USA Investment Management, LLC

In 2019, the main themes for economic growth have been deceleration and lower expectations as consensus growth expectations were trimmed for both 2019 and 2020. While this recalibration process can often set a dour mood, it also sets a realistic launch pad for 2020 economic comparisons.

The overall market environment of 2019 was risk-on. Equities recovered from a precipitous decline in the fourth quarter of 2018 to gain over 30% in 2019 according to the S&P 500®. High grade and high yield fixed income also achieved returns above their historical averages as rates fell and credit spreads tightened. While both achieved attractive returns, as one may expect in a risk-on environment, credit outperformed rates.

At the beginning of the year, the U.S. Federal Reserve’s (“Fed”) more dovish tone, along with concerns over an inverted yield curve, were top of mind for investors. Heading into the second quarter, risk assets and Treasuries posted broadly positive results led by U.S. equities and investment grade bonds. The ten-year Treasury yield rallied to end the first half of the year at around 2%, just below the three-month Treasury yield, as the yield curve inverted to end the second quarter.

Global trade and geopolitics continued to underpin the macro backdrop with the bear market in geopolitics slowly bleeding into the economics throughout the year. Central banks around the world increased efforts to soften the economic impacts to their economies by maintaining a global easing cycle. The Fed was no exception, cutting rates three times between July and October. U.S. risk assets responded favorably to the easing bias and broadly gained over the quarter, led by high grade bonds and Treasuries. The year ended with a risk-on tone for markets, as equities led the way, followed by high yield and high grade. Treasuries retreated over the fourth quarter.

J.P. Morgan Investment Management Inc.

The S&P 500® posted very strong returns in 2019. All sectors were positive, with information technology and communication services leading the charge. Though still positive for the year, the weakest performers were energy and health care. Large cap stocks, represented by the S&P 500, outperformed small cap stocks, measured by the Russell 2000® Index. Growth also outperformed Value, as measured by the Russell 3000® Growth Index and Russell 3000® Value Index, respectively.

After a sharp sell-off in the fourth quarter of 2018, the market bounced back to begin 2019 on strong corporate profits, particularly among cyclical sectors. In spite of market gains, the 3-month and 10-year yield curve experienced a formal inversion at the end of the first quarter, sparking investor concerns, since yield curve inversions have often predated recessions historically. Volatility escalated in May with increased tensions surrounding U.S./China tariffs as well as signs of slower economic growth globally, despite a generally constructive earnings backdrop. However, the tide began turning from quantitative tightening to broad-based easing over the summer months, as central banks moved to facilitate global growth. By August, the Fed’s move to cut rates, together with President Trump’s surprise tariff proposal and weakening U.S. Manufacturing Purchasing Managers Index (“PMI”) numbers, led to an increasingly risk-off sentiment. But despite volatility under the surface, the labor market remained tight, consumer confidence was strong, and corporate profits were sound. The market again rebounded in September, accompanied by a dramatic rotation from growth into value. From there, the S&P 500® posted solid gains throughout the fourth quarter, largely driven by the strength of the consumer. Corporate profits have remained robust, with buybacks acting as a tailwind. In December, the U.S. and China reached agreement on a “Phase One Trade Deal”, easing concern surrounding the most extreme trade war scenarios. The Fed also cut the fed funds rate again in October, providing added tailwinds for the U.S. stock market.

PERFORMANCE

For the year ended December 31, 2019, Transamerica Multi-Managed Balanced VP, Initial Class returned 21.77%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Bloomberg Barclays US Aggregate Bond Index, returned 31.49% and 8.72%, respectively.

STRATEGY REVIEW

Aegon USA Investment Management, LLC

Throughout 2019, the Portfolio remained overweight spread-based assets, including corporate bonds, commercial mortgage-backed securities, asset-backed securities, non-agency residential mortgage-backed securities and emerging markets debt. This positioning contributed positively to relative returns for the Portfolio. Credit spreads tightened in most fixed income asset classes over the year, benefiting relative returns, while the Portfolio was able to generate additional carry relative to the benchmark. These positives were partially offset by yield curve factors as the benchmark benefited more than the Portfolio from the decline in rates over the year, based on our lower relative duration and yield curve positioning.

Transamerica Series Trust	Annual Report 2019

Transamerica Multi-Managed Balanced VP

(unaudited)

STRATEGY REVIEW (continued)

The largest contributors to relative returns for the year came from strong security selection within U.S. Treasuries and the our overall underweight to the Treasury sector. Our overweight to investment grade corporate bonds was additive to returns, though weak security selection in the sector detracted. While our underweight to Treasuries contributed to returns, our underweight to agency mortgage-backed securities detracted.

Although the Portfolio remained overweight spread-based assets, these exposures were slightly trimmed later in the year to modestly reduce the underweights to higher credit quality exposures in agency mortgage-backed and Treasury securities. Within investment grade corporates, we have been biased towards shorter-dated credit given our belief that their risk-adjusted return profile is more attractive than longer maturity bonds, and we have continued to favor financials given what we view as strong capitalization, solid asset quality and expected lower event risk compared to industrials. Private label structured products have also remained in favor in the Portfolio, as fundamentals appear to be on solid footing and structural protections remain robust in our view.

J.P. Morgan Investment Management Inc.

Stock selection in technology, industrial cyclicals and pharma/medtech contributed to results while stock selection in the financials, energy and media sectors detracted from returns.

On the negative side, within media, an underweight in Facebook, Inc. (“Facebook”) weighed on performance. The company outperformed due to strong revenue and earnings growth that were more sustainable than the market expected. Facebook saw strength across their entire portfolio of apps over the year, benefitting from stable engagement and continuing to grow Instagram users. Despite this, we want to limit our exposure given regulatory concerns and prefer other names in the space. In the consumer cyclical sector, our overweight in Expedia Group, Inc. (“Expedia”) detracted. Shares tumbled in the fourth quarter due to a large earnings miss and reported operational issues. Expedia reported higher marketing expenses and lower growth guidance. We remain comfortable with the overweight position as we believe Expedia is still an inexpensive stock. In technology, an overweight in Automatic Data Processing, Inc. (“ADP”) hurt results as the stock fell due to tough comparables from the prior year. The company did increase dividends by more than expected, conveying continued confidence in its ability to grow through any potential downturn. We continue to favor ADP relative to industry peers.

On the positive side, within pharma/medtech, our initial underweight position in AbbVie, Inc. (“AbbVie”) buoyed returns. We started 2019 with an underweight position in AbbVie which was added to over time and ended the year with an overweight position. The company faced major headwinds in the first half of the year surrounding its best-selling drug, Humira, as the introduction of biosimilars in Europe hurt sales. Also, an announcement of a deal with Allergan PLC was met with investor skepticism and our underweight position contributed as shares fell under further scrutiny. Strong third quarter earnings and the continued reaffirmation of management’s priority towards growing the dividend makes us confident about owning the stock, given the current valuation and conservative Street estimates. In the technology sector, an underweight in Cisco Systems, Inc. (“Cisco”) helped the Portfolio as the company struggled in the second half of the year after posting two underwhelming earnings reports. The company guided down and attributed it to weakness in service provider spending, trade fears, and macro softness. We believe Cisco will struggle to grow organically as a result of very large replacement cycles and as a large portion of the company’s revenue is comprised of service providers, which have been in decline. As such issues are likely to persist in our opinion, we remain negative on the name. Within telecommunications, our overweight in Charter Communications, Inc. (“Charter”) helped performance. Continued strength in broadband, reduced reliance on video and a decline in capital intensity buoyed performance and provides continued confidence to hold the name.

During the fiscal year, the Portfolio used derivatives. These positions added to performance.

Bradley D. Doyle, CFA

Tyler A. Knight, CFA

Doug Weih, CFA

Brian W. Westhoff, CFA

Sivakumar N. Rajan

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Tim Snyder, CFA

Raffaele Zingone, CFA

Steven G. Lee

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2019

Transamerica Multi-Managed Balanced VP

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	60.4%
Corporate Debt Securities	13.4
U.S. Government Obligations	9.1
U.S. Government Agency Obligations	8.0
Commercial Paper	5.5
Mortgage-Backed Securities	3.9
Asset-Backed Securities	3.1
Other Investment Company	1.3
Repurchase Agreement	1.3
Short-Term U.S. Government Obligations	1.1
Foreign Government Obligations	0.4
Municipal Government Obligations	0.3
Preferred Stocks	0.0 *
Net Other Assets (Liabilities) ^	(7.8)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2019

Transamerica Multi-Managed Balanced VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	21.77%	7.68%	10.66%	05/01/2002
S&P 500® (A)	31.49%	11.70%	13.56%
Bloomberg Barclays US Aggregate Bond Index (B)	8.72%	3.05%	3.75%
Service Class	21.50%	7.41%	10.39%	05/01/2003

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Generally, each subaccount has broad risks that apply to all subaccounts, such as market risk, as well as specific risks of investing in particular types of subaccounts.

Transamerica Series Trust	Annual Report 2019

Transamerica Multi-Managed Balanced VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2019, and held for the entire six-month period until December 31, 2019.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,076.30	$3.45	$1,021.90	$3.36	0.66%
Service Class	1,000.00	1,074.60	4.76	1,020.60	4.63	0.91

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2019

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS

At December 31, 2019

	Shares	Value
COMMON STOCKS - 60.4%
Aerospace & Defense - 1.2%
Boeing Co.	6,490	$ 2,114,182
General Dynamics Corp.	44,060	7,769,981
Northrop Grumman Corp.	11,040	3,797,429
United Technologies Corp.	53,240	7,973,223

		21,654,815

Airlines - 0.3%
Delta Air Lines, Inc.	39,330	2,300,018
Southwest Airlines Co.	28,600	1,543,828
United Airlines Holdings, Inc. (A)	9,720	856,235

		4,700,081

Auto Components - 0.1%
Magna International, Inc.	37,310	2,046,080

Automobiles - 0.2%
General Motors Co.	89,730	3,284,118

Banks - 2.8%
Bank of America Corp.	354,910	12,499,930
Citigroup, Inc.	196,820	15,723,950
Citizens Financial Group, Inc.	32,310	1,312,109
Fifth Third Bancorp	43,800	1,346,412
KeyCorp	284,300	5,754,232
Regions Financial Corp.	94,000	1,613,040
Truist Financial Corp.	43,985	2,477,235
Wells Fargo & Co.	162,380	8,736,044

		49,462,952

Beverages - 1.1%
Coca-Cola Co.	242,810	13,439,533
Constellation Brands, Inc., Class A	28,960	5,495,160
PepsiCo, Inc.	9,180	1,254,631

		20,189,324

Biotechnology - 1.5%
AbbVie, Inc.	113,370	10,037,780
Alexion Pharmaceuticals, Inc. (A)	29,340	3,173,121
Amgen, Inc.	4,420	1,065,529
Biogen, Inc. (A)	15,300	4,539,969
Regeneron Pharmaceuticals, Inc. (A)	7,940	2,981,311
Vertex Pharmaceuticals, Inc. (A)	21,490	4,705,236

		26,502,946

Building Products - 0.2%
Masco Corp.	66,080	3,171,179

Capital Markets - 1.7%
Ameriprise Financial, Inc.	13,400	2,232,172
BlackRock, Inc.	4,600	2,312,420
Charles Schwab Corp.	91,930	4,372,191
Intercontinental Exchange, Inc.	86,460	8,001,873
MarketAxess Holdings, Inc.	700	265,377
Morgan Stanley	181,490	9,277,769
S&P Global, Inc.	13,700	3,740,785
State Street Corp.	14,000	1,107,400

		31,309,987

Chemicals - 1.2%
Celanese Corp.	28,420	3,499,070
Corteva, Inc.	86,116	2,545,589
Dow, Inc. (A)	54,860	3,002,488
DuPont de Nemours, Inc.	43,516	2,793,727
Eastman Chemical Co.	58,760	4,657,318

	Shares	Value
COMMON STOCKS (continued)
Chemicals (continued)
Linde PLC	15,550	$ 3,310,595
LyondellBasell Industries NV, Class A	20,800	1,965,184

		21,773,971

Commercial Services & Supplies - 0.4%
Cintas Corp.	2,520	678,082
Waste Management, Inc.	50,200	5,720,792

		6,398,874

Communications Equipment - 0.2%
Cisco Systems, Inc.	48,490	2,325,580
Motorola Solutions, Inc.	4,190	675,177

		3,000,757

Consumer Finance - 0.9%
American Express Co.	58,110	7,234,114
Capital One Financial Corp.	69,810	7,184,147
Synchrony Financial	57,000	2,052,570

		16,470,831

Containers & Packaging - 0.3%
Crown Holdings, Inc. (A)	36,780	2,668,021
Packaging Corp. of America	3,000	335,970
WestRock Co.	36,250	1,555,488

		4,559,479

Diversified Consumer Services - 0.0% (B)
H&R Block, Inc.	16,240	381,315

Diversified Financial Services - 1.0%
Berkshire Hathaway, Inc., Class B (A)	79,860	18,088,290
Voya Financial, Inc.	2,600	158,548

		18,246,838

Diversified Telecommunication Services - 0.7%
AT&T, Inc.	15,400	601,832
Verizon Communications, Inc.	190,200	11,678,280

		12,280,112

Electric Utilities - 1.6%
Edison International	45,100	3,400,991
Entergy Corp.	61,400	7,355,720
FirstEnergy Corp.	18,500	899,100
NextEra Energy, Inc.	44,860	10,863,297
Southern Co.	65,900	4,197,830
Xcel Energy, Inc.	30,130	1,912,954

		28,629,892

Electrical Equipment - 0.7%
Eaton Corp. PLC	116,480	11,032,986
Emerson Electric Co.	14,100	1,075,266

		12,108,252

Entertainment - 0.8%
Electronic Arts, Inc. (A)	32,660	3,511,277
Netflix, Inc. (A)	22,900	7,409,753
Walt Disney Co.	19,570	2,830,409

		13,751,439

Equity Real Estate Investment Trusts - 1.3%
AvalonBay Communities, Inc.	16,430	3,445,371
Equinix, Inc.	6,910	4,033,367
Equity Residential	44,060	3,565,335
Federal Realty Investment Trust	14,990	1,929,663
Mid-America Apartment Communities, Inc.	12,400	1,635,064

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (continued)
Prologis, Inc.	57,280	$ 5,105,939
Public Storage	4,340	924,246
Ventas, Inc.	35,970	2,076,908
VICI Properties, Inc.	36,519	933,061

		23,648,954

Food & Staples Retailing - 0.1%
Walmart, Inc.	21,800	2,590,712

Food Products - 0.7%
Conagra Brands, Inc.	20,100	688,224
General Mills, Inc.	64,300	3,443,908
Mondelez International, Inc., Class A	149,740	8,247,679

		12,379,811

Health Care Equipment & Supplies - 1.8%
Becton Dickinson and Co.	2,300	625,531
Boston Scientific Corp. (A)	184,510	8,343,542
Intuitive Surgical, Inc. (A)	3,310	1,956,707
Medtronic PLC	116,020	13,162,469
Zimmer Biomet Holdings, Inc.	55,990	8,380,583

		32,468,832

Health Care Providers & Services - 1.9%
Anthem, Inc.	23,910	7,221,537
Cigna Corp. (A)	45,690	9,343,148
McKesson Corp.	11,130	1,539,502
UnitedHealth Group, Inc.	53,690	15,783,786

		33,887,973

Hotels, Restaurants & Leisure - 0.8%
Hilton Worldwide Holdings, Inc.	36,910	4,093,688
McDonald’s Corp.	12,500	2,470,125
Royal Caribbean Cruises, Ltd.	8,570	1,144,181
Yum! Brands, Inc.	67,780	6,827,479

		14,535,473

Household Durables - 0.2%
Lennar Corp., Class A	61,550	3,433,875

Household Products - 0.7%
Kimberly-Clark Corp.	3,800	522,690
Procter & Gamble Co.	91,850	11,472,065

		11,994,755

Industrial Conglomerates - 0.6%
Honeywell International, Inc.	56,680	10,032,360

Insurance - 1.3%
Allstate Corp.	25,680	2,887,716
American International Group, Inc.	105,470	5,413,775
Arthur J. Gallagher & Co.	11,000	1,047,530
Hartford Financial Services Group, Inc.	96,450	5,861,267
Lincoln National Corp.	8,610	508,076
MetLife, Inc.	129,390	6,595,008
Progressive Corp.	9,700	702,183

		23,015,555

Interactive Media & Services - 2.9%
Alphabet, Inc., Class A (A)	14,720	19,715,821
Alphabet, Inc., Class C (A)	13,560	18,129,991
Facebook, Inc., Class A (A)	70,750	14,521,437

		52,367,249

	Shares	Value
COMMON STOCKS (continued)
Internet & Direct Marketing Retail - 2.4%
Amazon.com, Inc. (A)	19,620	$ 36,254,621
Booking Holdings, Inc. (A)	730	1,499,223
Expedia Group, Inc.	41,640	4,502,949

		42,256,793

IT Services - 3.8%
Accenture PLC, Class A	25,300	5,327,421
Automatic Data Processing, Inc.	73,670	12,560,735
Fiserv, Inc. (A)	33,216	3,840,766
International Business Machines Corp.	13,600	1,822,944
Leidos Holdings, Inc.	34,600	3,386,994
Mastercard, Inc., Class A	71,360	21,307,382
PayPal Holdings, Inc. (A)	117,950	12,758,652
Visa, Inc., Class A	41,100	7,722,690

		68,727,584

Leisure Products - 0.1%
Hasbro, Inc.	12,600	1,330,686

Life Sciences Tools & Services - 0.7%
Illumina, Inc. (A)	5,810	1,927,409
Thermo Fisher Scientific, Inc.	34,040	11,058,575

		12,985,984

Machinery - 1.3%
Caterpillar, Inc.	10,800	1,594,944
Cummins, Inc.	29,290	5,241,738
Deere & Co.	12,080	2,092,981
Ingersoll-Rand PLC	31,890	4,238,819
Parker-Hannifin Corp.	26,700	5,495,394
Snap-on, Inc.	9,660	1,636,404
Stanley Black & Decker, Inc.	23,990	3,976,103

		24,276,383

Media - 2.0%
Altice USA, Inc., Class A (A)	63,760	1,743,198
Charter Communications, Inc., Class A (A)	22,630	10,977,360
Comcast Corp., Class A	368,010	16,549,410
Discovery, Inc., Class A (A) (C)	89,120	2,917,789
Discovery, Inc., Class C (A)	97,188	2,963,262
ViacomCBS, Inc., Class B	12,280	515,392

		35,666,411

Metals & Mining - 0.1%
Freeport-McMoRan, Inc.	52,590	689,981
Newmont Goldcorp Corp.	19,100	829,895

		1,519,876

Multi-Utilities - 0.4%
CMS Energy Corp.	84,600	5,316,264
Sempra Energy	15,600	2,363,088

		7,679,352

Multiline Retail - 0.1%
Target Corp.	16,300	2,089,823

Oil, Gas & Consumable Fuels - 2.6%
Chevron Corp.	127,260	15,336,102
Diamondback Energy, Inc.	40,460	3,757,116
EOG Resources, Inc.	91,860	7,694,194
Exxon Mobil Corp.	32,520	2,269,246
Marathon Petroleum Corp.	102,060	6,149,115
ONEOK, Inc.	79,620	6,024,845
Pioneer Natural Resources Co.	37,750	5,714,217

		46,944,835

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Pharmaceuticals - 2.7%
Allergan PLC	11,920	$ 2,278,746
Bristol-Myers Squibb Co.	154,380	9,909,652
Eli Lilly & Co.	58,721	7,717,701
Johnson & Johnson	77,530	11,309,301
Merck & Co., Inc.	148,430	13,499,709
Pfizer, Inc.	118,330	4,636,170

		49,351,279

Road & Rail - 0.9%
Kansas City Southern	8,200	1,255,912
Lyft, Inc., Class A (A)	14,600	628,092
Norfolk Southern Corp.	49,370	9,584,198
Union Pacific Corp.	29,330	5,302,571

		16,770,773

Semiconductors & Semiconductor Equipment - 2.8%
Advanced Micro Devices, Inc. (A)	150,900	6,920,274
Analog Devices, Inc.	81,520	9,687,837
Intel Corp.	29,760	1,781,136
NVIDIA Corp.	35,740	8,409,622
NXP Semiconductors NV	53,700	6,833,862
Teradyne, Inc.	56,660	3,863,645
Texas Instruments, Inc.	103,980	13,339,594

		50,835,970

Software - 4.3%
Intuit, Inc.	30,690	8,038,632
Microsoft Corp.	377,060	59,462,362
salesforce.com, Inc. (A)	62,390	10,147,109

		77,648,103

Specialty Retail - 2.4%
AutoZone, Inc. (A)	5,920	7,052,555
Best Buy Co., Inc.	68,130	5,981,814
Home Depot, Inc.	49,830	10,881,875
Lowe’s Cos., Inc.	70,460	8,438,290
O’Reilly Automotive, Inc. (A)	5,570	2,441,108
Ross Stores, Inc.	29,240	3,404,121
TJX Cos., Inc.	82,130	5,014,858

		43,214,621

Technology Hardware, Storage & Peripherals - 3.2%
Apple, Inc.	188,500	55,353,025
HP, Inc.	134,360	2,761,098

		58,114,123

Textiles, Apparel & Luxury Goods - 0.5%
NIKE, Inc., Class B	83,900	8,499,909
Ralph Lauren Corp.	10,600	1,242,532

		9,742,441

Tobacco - 0.8%
Altria Group, Inc.	76,650	3,825,602
Philip Morris International, Inc.	125,880	10,711,129

		14,536,731

Wireless Telecommunication Services - 0.1%
T-Mobile US, Inc. (A)	16,750	1,313,535

Total Common Stocks (Cost $847,048,069)		1,085,284,094

	Shares	Value
PREFERRED STOCKS - 0.0% (B)
Banks - 0.0% (B)
Citigroup Capital XIII, 3-Month LIBOR + 6.37%, 8.31% (D)	15,621	$ 434,264

Electric Utilities - 0.0% (B)
SCE Trust III, Series H, Fixed until 03/15/2024, 5.75% (D)	1,280	31,219

Total Preferred Stocks (Cost $460,660)		465,483

	Principal	Value
ASSET-BACKED SECURITIES - 3.1%
321 Henderson Receivables VI LLC Series 2010-1A, Class A, 5.56%, 07/15/2059 (E)	$ 560,688	610,972
BlueMountain CLO, Ltd. Series 2015-2A, Class A1R, 3-Month LIBOR + 0.93%, 2.93% (D), 07/18/2027 (E)	936,000	936,189
BXG Receivables Note Trust Series 2015-A, Class A, 2.88%, 05/02/2030 (E)	516,218	514,627
CIFC Funding, Ltd.
Series 2013-2A, Class A1LR,
3-Month LIBOR + 1.21%, 3.21% (D), 10/18/2030 (E)	3,380,000	3,379,997
Series 2017-3A, Class A1,
3-Month LIBOR + 1.22%, 3.19% (D), 07/20/2030 (E)	2,500,000	2,495,042
Hilton Grand Vacations Trust Series 2017-AA, Class A, 2.66%, 12/26/2028 (E)	212,453	213,321
ICG CLO, Ltd. Series 2014-1A, Class A1R, 3-Month LIBOR + 1.22%, 3.19% (D), 01/20/2030 (E)	1,100,000	1,094,952
JG Wentworth XXII LLC Series 2010-3A, Class A, 3.82%, 12/15/2048 (E)	1,018,907	1,050,258
JGWPT XXVIII LLC Series 2013-1A, Class A, 3.22%, 04/15/2067 (E)	1,473,689	1,500,664
Laurel Road Prime Student Loan Trust Series 2018-B, Class A2FX, 3.54%, 05/26/2043 (E)	987,614	1,010,095
Longfellow Place CLO, Ltd. Series 2013-1A, Class ARR, 3-Month LIBOR + 1.34%, 3.34% (D), 04/15/2029 (E)	1,395,000	1,391,720
Mill City Mortgage Loan Trust Series 2016-1, Class A1, 2.50% (D), 04/25/2057 (E)	311,928	311,347
MVW Owner Trust
Series 2014-1A, Class A,
2.25%, 09/22/2031 (E)	136,026	135,853
Series 2019-1A, Class A,
2.89%, 11/20/2036 (E)	601,697	609,258

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value
ASSET-BACKED SECURITIES (continued)
New Residential Advanced Receivables Trust
Series 2019-T2, Class AT2,
2.52%, 08/15/2053 (E)	$ 1,825,000	$ 1,811,012
Series 2019-T3, Class AT3,
2.51%, 09/15/2052 (E)	2,600,000	2,598,507
Series 2019-T4, Class AT4,
2.33%, 10/15/2051 (E)	140,000	139,802
Octagon Investment Partners 33, Ltd. Series 2017-1A, Class A1, 3-Month LIBOR + 1.19%, 3.16% (D), 01/20/2031 (E)	1,400,000	1,395,695
Ocwen Master Advance Receivables Trust
Series 2019-T1, Class AT1,
2.51%, 08/15/2050 (E)	3,450,000	3,459,507
Series 2019-T2, Class AT2,
2.42%, 08/15/2051 (E)	3,450,000	3,467,428
Orange Lake Timeshare Trust
Series 2015-AA, Class A,
2.88%, 09/08/2027 (E)	179,230	180,100
Series 2016-A, Class A,
2.61%, 03/08/2029 (E)	1,113,494	1,117,219
Series 2018-A, Class A,
3.10%, 11/08/2030 (E)	200,235	201,991
Series 2018-A, Class B,
3.35%, 11/08/2030 (E)	163,827	165,102
Series 2019-A, Class A,
3.06%, 04/09/2038 (E)	488,153	492,656
Palmer Square CLO, Ltd. Series 2015-2A, Class A1AR, 3-Month LIBOR + 1.27%, 3.24% (D), 07/20/2030 (E)	915,000	915,273
Sierra Timeshare Conduit Receivables Funding LLC Series 2017-1A, Class A, 2.91%, 03/20/2034 (E)	229,667	231,327
Sierra Timeshare Receivables Funding LLC
Series 2015-3A, Class A,
2.58%, 09/20/2032 (E)	29,352	29,366
Series 2016-2A, Class A,
2.33%, 07/20/2033 (E)	218,742	218,213
Series 2019-1A, Class A,
3.20%, 01/20/2036 (E)	621,363	626,951
SolarCity LMC LLC Series 2014-2, Class A, 4.02%, 07/20/2044 (E)	506,170	509,431
SPS Servicer Advanced Receivables Trust Series 2019-T2, Class AT2, 2.32%, 10/15/2052 (E)	1,810,000	1,808,904
Towd Point Mortgage Trust
Series 2015-3, Class A1B,
3.00% (D), 03/25/2054 (E)	730,031	730,984
Series 2015-4, Class A1B,
2.75% (D), 04/25/2055 (E)	1,004,422	1,003,207
Series 2015-5, Class A1B,
2.75% (D), 05/25/2055 (E)	450,568	450,225

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Towd Point Mortgage Trust (continued)
Series 2015-6, Class A1B,
2.75% (D), 04/25/2055 (E)	$ 349,917	$ 350,048
Series 2016-1, Class A1B,
2.75% (D), 02/25/2055 (E)	543,258	543,513
Series 2016-2, Class A1A,
2.75% (D), 08/25/2055 (E)	1,235,246	1,240,348
Series 2016-3, Class A1,
2.25% (D), 04/25/2056 (E)	549,380	548,006
Series 2016-4, Class A1,
2.25% (D), 07/25/2056 (E)	800,493	795,719
Series 2017-1, Class A1,
2.75% (D), 10/25/2056 (E)	2,106,513	2,120,887
Series 2017-2, Class A1,
2.75% (D), 04/25/2057 (E)	869,752	875,473
Series 2017-3, Class A1,
2.75% (D), 07/25/2057 (E)	647,663	650,233
Series 2017-6, Class A1,
2.75% (D), 10/25/2057 (E)	1,670,523	1,680,621
Series 2018-1, Class A1,
3.00% (D), 01/25/2058 (E)	1,459,174	1,474,599
Series 2018-4, Class A1,
3.00% (D), 06/25/2058 (E)	1,721,292	1,746,638
Series 2019-1, Class A1,
3.75% (D), 03/25/2058 (E)	1,635,152	1,697,659
VB-S1 Issuer LLC Series 2018-1A, Class C, 3.41%, 02/15/2048 (E)	3,055,000	3,082,819
VSE VOI Mortgage LLC Series 2016-A, Class A, 2.54%, 07/20/2033 (E)	275,020	274,419
Welk Resorts LLC Series 2017-AA, Class A, 2.82%, 06/15/2033 (E)	964,027	971,165
Wellfleet CLO, Ltd. Series 2016-2A, Class A1R, 3-Month LIBOR + 1.14%, 3.11% (D), 10/20/2028 (E)	1,125,000	1,125,000

Total Asset-Backed Securities (Cost $55,780,836)		55,984,342

CORPORATE DEBT SECURITIES - 13.4%
Aerospace & Defense - 0.1%
Boeing Co. 3.50%, 03/01/2039	1,455,000	1,502,352
L3 Harris Technologies, Inc. 2.90%, 12/15/2029	773,000	785,270

		2,287,622

Airlines - 0.5%
American Airlines Pass-Through Trust
3.20%, 12/15/2029	715,242	735,562
3.70%, 04/01/2028	648,791	682,362
Delta Air Lines Pass-Through Trust
4.75%, 11/07/2021	696,234	701,991
6.82%, 02/10/2024	1,972,857	2,141,804
JetBlue Pass-Through Trust 2.75%, 11/15/2033	1,383,000	1,400,420
United Airlines Pass-Through Trust 3.75%, 03/03/2028	2,069,382	2,180,637

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Airlines (continued)
US Airways Pass-Through Trust 5.38%, 05/15/2023	$ 1,059,201	$ 1,102,180

		8,944,956

Auto Components - 0.0% (B)
BorgWarner, Inc. 3.38%, 03/15/2025	780,000	816,098

Automobiles - 0.1%
General Motors Co.
4.88%, 10/02/2023	330,000	354,175
6.25%, 10/02/2043	893,000	1,003,318

		1,357,493

Banks - 2.0%
Banco Santander SA 2.71%, 06/27/2024	2,200,000	2,231,330
Bank of America Corp.
Fixed until 01/23/2025, 3.37% (D), 01/23/2026	3,600,000	3,765,595
Fixed until 12/20/2027, 3.42% (D), 12/20/2028	1,931,000	2,027,828
Barclays Bank PLC 10.18%, 06/12/2021 (E)	2,135,000	2,373,316
BNP Paribas SA 4.40%, 08/14/2028 (E)	1,424,000	1,582,454
BPCE SA 2.70%, 10/01/2029 (E)	2,042,000	2,027,134
CIT Group, Inc. 4.13%, 03/09/2021	125,000	127,358
Citigroup, Inc.
Fixed until 04/24/2024, 3.35% (D), 04/24/2025	1,584,000	1,648,635
Fixed until 10/27/2027, 3.52% (D), 10/27/2028	1,291,000	1,359,290
4.50%, 01/14/2022	685,000	718,214
Commerzbank AG 8.13%, 09/19/2023 (E)	1,961,000	2,272,593
Danske Bank A/S Fixed until 12/20/2024, 3.24% (D), 12/20/2025 (E)	1,619,000	1,638,586
Discover Bank 3.45%, 07/27/2026	2,060,000	2,139,657
Intesa Sanpaolo SpA 5.02%, 06/26/2024 (E)	615,000	646,226
JPMorgan Chase & Co.
Fixed until 07/23/2023, 3.80% (D), 07/23/2024	2,122,000	2,236,693
4.13%, 12/15/2026	1,888,000	2,068,385
6.40%, 05/15/2038	987,000	1,430,331
Lloyds Banking Group PLC Fixed until 11/07/2022, 2.91% (D), 11/07/2023	556,000	564,381
National Australia Bank, Ltd. Fixed until 08/02/2029, 3.93% (D), 08/02/2034 (E)	1,460,000	1,517,515
Royal Bank of Scotland Group PLC Fixed until 06/25/2023, 4.52% (D), 06/25/2024	665,000	706,478

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Wells Fargo & Co.
4.10%, 06/03/2026, MTN	$ 2,602,000	$ 2,806,018
Fixed until 06/15/2024 (F), 5.90% (C) (D)	637,000	693,578

		36,581,595

Beverages - 0.4%
Anheuser-Busch InBev Worldwide, Inc.
4.15%, 01/23/2025	611,000	665,910
4.44%, 10/06/2048	1,419,000	1,591,570
4.75%, 01/23/2029	1,264,000	1,465,190
Constellation Brands, Inc.
3.15%, 08/01/2029	633,000	640,265
3.70%, 12/06/2026	301,000	319,639
Pernod Ricard SA
4.45%, 01/15/2022 (E)	711,000	743,828
5.75%, 04/07/2021 (E)	1,761,000	1,843,355

		7,269,757

Biotechnology - 0.1%
AbbVie, Inc.
3.20%, 05/14/2026	725,000	751,311
4.05%, 11/21/2039 (E)	643,000	675,830
Gilead Sciences, Inc. 4.15%, 03/01/2047	311,000	346,471

		1,773,612

Capital Markets - 0.9%
Ameriprise Financial, Inc.
3.00%, 03/22/2022	515,000	526,805
3.70%, 10/15/2024	1,100,000	1,175,098
Credit Suisse Group Funding Guernsey, Ltd.
3.75%, 03/26/2025	1,088,000	1,151,704
3.80%, 06/09/2023	1,515,000	1,586,238
Goldman Sachs Group, Inc.
5.25%, 07/27/2021	2,056,000	2,157,608
6.75%, 10/01/2037	1,031,000	1,432,192
Lazard Group LLC 4.50%, 09/19/2028	1,477,000	1,626,180
Morgan Stanley
3.70%, 10/23/2024, MTN	1,976,000	2,099,113
Fixed until 01/24/2028, 3.77% (D), 01/24/2029, MTN	320,000	344,465
5.00%, 11/24/2025	922,000	1,038,546
UBS AG 7.63%, 08/17/2022	1,825,000	2,057,341
UBS Group AG Fixed until 08/13/2029, 3.13% (D), 08/13/2030 (E)	432,000	439,461

		15,634,751

Chemicals - 0.1%
Syngenta Finance NV 3.93%, 04/23/2021 (E)	845,000	859,408

Commercial Services & Supplies - 0.3%
CK Hutchison International 17 II, Ltd. 2.25%, 09/29/2020 (E)	595,000	594,726
ERAC USA Finance LLC
2.70%, 11/01/2023 (E)	615,000	622,512
3.30%, 12/01/2026 (E)	684,000	704,255
3.85%, 11/15/2024 (E)	720,000	762,308

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Commercial Services & Supplies (continued)
Hutchison Whampoa International 11, Ltd. 4.63%, 01/13/2022 (E)	$ 600,000	$ 625,989
Waste Management, Inc. 3.20%, 06/15/2026	1,290,000	1,351,510

		4,661,300

Communications Equipment - 0.1%
Nokia OYJ 3.38%, 06/12/2022	1,142,000	1,156,275

Construction & Engineering - 0.5%
SBA Tower Trust
2.84%, 01/15/2050 (E)	3,725,000	3,762,969
2.88%, 07/15/2046 (E)	1,477,000	1,481,924
3.17%, 04/09/2047 (E)	1,490,000	1,505,256
3.45%, 03/15/2048 (E)	1,660,000	1,710,255

		8,460,404

Construction Materials - 0.2%
CRH America Finance, Inc. 4.50%, 04/04/2048 (E)	900,000	982,705
LafargeHolcim Finance LLC 4.75%, 09/22/2046 (E)	1,290,000	1,326,389
Martin Marietta Materials, Inc.
3.50%, 12/15/2027	750,000	778,787
4.25%, 12/15/2047	373,000	387,849

		3,475,730

Consumer Finance - 0.4%
Ally Financial, Inc.
3.88%, 05/21/2024	876,000	917,610
4.13%, 03/30/2020	1,500,000	1,505,625
American Express Co. 4.05%, 12/03/2042	300,000	353,472
BMW US Capital LLC 2.80%, 04/11/2026 (E)	1,775,000	1,802,656
Capital One Financial Corp. 3.30%, 10/30/2024	1,533,000	1,596,611
Ford Motor Credit Co. LLC 4.54%, 08/01/2026	1,036,000	1,060,150

		7,236,124

Containers & Packaging - 0.1%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC
5.13%, 07/15/2023 (E)	650,000	665,438
5.75%, 10/15/2020	1,254,994	1,256,563

		1,922,001

Diversified Consumer Services - 0.0% (B)
President & Fellows of Harvard College 3.62%, 10/01/2037	95,000	102,384

Diversified Financial Services - 0.1%
Aviation Capital Group LLC 7.13%, 10/15/2020 (E)	1,811,000	1,879,366

Diversified Telecommunication Services - 0.5%
AT&T, Inc. 3.40%, 05/15/2025	2,055,000	2,152,145
GTP Acquisition Partners I LLC 2.35%, 06/15/2045 (E)	210,000	210,034
Hughes Satellite Systems Corp. 7.63%, 06/15/2021	1,155,000	1,234,060

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services (continued)
Level 3 Financing, Inc. 3.40%, 03/01/2027 (E)	$ 965,000	$ 971,784
Sprint Capital Corp. 6.88%, 11/15/2028	175,000	188,562
Verizon Communications, Inc.
3.50%, 11/01/2024	2,028,000	2,150,637
5.50%, 03/16/2047	1,977,000	2,684,528

		9,591,750

Electric Utilities - 0.6%
American Electric Power Co., Inc. 2.95%, 12/15/2022	1,000,000	1,019,106
Appalachian Power Co. 3.40%, 06/01/2025	550,000	571,762
Cleveland Electric Illuminating Co. 5.95%, 12/15/2036	114,000	143,739
Duke Energy Corp. 3.75%, 04/15/2024 - 09/01/2046	3,320,000	3,456,469
Duke Energy Progress LLC 3.60%, 09/15/2047	1,050,000	1,101,447
Entergy Arkansas LLC 3.70%, 06/01/2024	267,000	283,526
Oncor Electric Delivery Co. LLC
4.10%, 06/01/2022	1,512,000	1,580,842
5.30%, 06/01/2042	75,000	98,157
PacifiCorp.
3.60%, 04/01/2024	966,000	1,019,723
5.75%, 04/01/2037	150,000	198,505
Public Service Electric & Gas Co. 3.00%, 05/15/2025, MTN	560,000	581,759

		10,055,035

Electronic Equipment, Instruments & Components - 0.2%
Amphenol Corp. 2.80%, 02/15/2030	612,000	606,290
Arrow Electronics, Inc.
3.25%, 09/08/2024	360,000	370,191
3.88%, 01/12/2028	467,000	478,536
Keysight Technologies, Inc. 4.60%, 04/06/2027	1,987,000	2,203,873

		3,658,890

Energy Equipment & Services - 0.1%
Schlumberger Holdings Corp. 3.90%, 05/17/2028 (E)	1,567,000	1,669,488
Schlumberger Investment SA 3.65%, 12/01/2023	132,000	139,684

		1,809,172

Equity Real Estate Investment Trusts - 0.7%
American Tower Trust #1 3.65%, 03/15/2048 (E)	775,000	810,182
CBL & Associates, LP 5.25%, 12/01/2023 (C)	963,000	674,100
CyrusOne, LP / CyrusOne Finance Corp. 2.90%, 11/15/2024	440,000	441,690
EPR Properties 4.75%, 12/15/2026	1,347,000	1,470,184
Healthcare Trust of America Holdings, LP 3.10%, 02/15/2030	838,000	832,261

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts (continued)
Healthpeak Properties, Inc. 3.50%, 07/15/2029	$ 714,000	$ 744,791
Highwoods Realty, LP 3.05%, 02/15/2030	1,804,000	1,779,279
Kilroy Realty, LP 4.25%, 08/15/2029	1,120,000	1,222,727
Life Storage, LP 4.00%, 06/15/2029	732,000	783,945
Service Properties Trust 5.00%, 08/15/2022	1,250,000	1,315,152
VEREIT Operating Partnership, LP 4.63%, 11/01/2025	938,000	1,027,209
WEA Finance LLC 4.13%, 09/20/2028 (C) (E)	1,315,000	1,424,048

		12,525,568

Food & Staples Retailing - 0.2%
Sysco Corp. 3.30%, 07/15/2026	1,023,000	1,078,815
Walmart, Inc. 3.63%, 12/15/2047	1,540,000	1,714,097

		2,792,912

Food Products - 0.0% (B)
Kraft Heinz Foods Co. 2.80%, 07/02/2020	117,000	117,187

Health Care Equipment & Supplies - 0.1%
Abbott Laboratories 3.75%, 11/30/2026	307,000	335,444
Alcon Finance Corp. 2.75%, 09/23/2026 (E)	944,000	961,494
Boston Scientific Corp. 4.70%, 03/01/2049	1,051,000	1,278,996

		2,575,934

Health Care Providers & Services - 0.4%
Cigna Corp. 3.25%, 04/15/2025 (E)	904,000	937,550
CVS Health Corp.
2.13%, 06/01/2021	1,337,000	1,339,311
4.10%, 03/25/2025	508,000	545,422
HCA, Inc.
4.13%, 06/15/2029	447,000	474,302
5.25%, 04/15/2025	298,000	333,435
Laboratory Corp. of America Holdings 2.30%, 12/01/2024	1,440,000	1,434,427
Quest Diagnostics, Inc. 4.20%, 06/30/2029	1,475,000	1,629,527

		6,693,974

Household Durables - 0.1%
D.R. Horton, Inc. 4.38%, 09/15/2022	1,318,000	1,381,795

Industrial Conglomerates - 0.1%
Carlisle Cos., Inc. 3.75%, 12/01/2027	1,139,000	1,192,949
General Electric Co. 6.88%, 01/10/2039, MTN	721,000	963,648

		2,156,597

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Insurance - 0.6%
American International Group, Inc.
4.20%, 04/01/2028	$ 885,000	$ 974,214
4.25%, 03/15/2029	995,000	1,107,662
Athene Global Funding 3.00%, 07/01/2022 (E)	997,000	1,014,451
CNA Financial Corp. 3.90%, 05/01/2029	793,000	853,928
Fidelity National Financial, Inc. 5.50%, 09/01/2022	255,000	274,566
Lincoln National Corp. 3.63%, 12/12/2026	1,047,000	1,105,622
Markel Corp. 3.35%, 09/17/2029	2,414,000	2,473,118
Reinsurance Group of America, Inc. 3.90%, 05/15/2029	2,079,000	2,218,354

		10,021,915

Interactive Media & Services - 0.1%
Baidu, Inc. 4.38%, 05/14/2024	1,213,000	1,292,990
Tencent Holdings, Ltd. 3.28%, 04/11/2024 (E)	1,322,000	1,360,437

		2,653,427

Internet & Direct Marketing Retail - 0.1%
Booking Holdings, Inc. 3.60%, 06/01/2026	630,000	672,565
Expedia Group, Inc.
3.25%, 02/15/2030 (E)	638,000	614,050
3.80%, 02/15/2028	981,000	1,003,442

		2,290,057

IT Services - 0.1%
Fidelity National Information Services, Inc. 3.75%, 05/21/2029	531,000	582,110
Fiserv, Inc. 3.50%, 07/01/2029	975,000	1,024,801

		1,606,911

Life Sciences Tools & Services - 0.0% (B)
Thermo Fisher Scientific, Inc. 5.30%, 02/01/2044	576,000	737,989

Machinery - 0.0% (B)
Doosan Heavy Industries & Construction Co., Ltd. 2.13%, 04/27/2020 (E)	580,000	579,787

Media - 0.3%
CCO Holdings LLC / CCO Holdings Capital Corp. 5.75%, 01/15/2024	199,000	202,483
Charter Communications Operating LLC / Charter Communications Operating Capital 4.80%, 03/01/2050	707,000	745,535
Clear Channel Worldwide Holdings, Inc. 5.13%, 08/15/2027 (E)	525,000	546,682
NBCUniversal Enterprise, Inc. 5.25%, 03/19/2021 (E) (F)	473,000	488,372
NBCUniversal Media LLC
4.38%, 04/01/2021	1,124,000	1,159,253
4.45%, 01/15/2043	1,294,000	1,509,148

		4,651,473

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Metals & Mining - 0.1%
Anglo American Capital PLC
4.00%, 09/11/2027 (E)	$ 1,136,000	$ 1,190,468
4.75%, 04/10/2027 (E)	365,000	399,266
Freeport-McMoRan, Inc. 3.88%, 03/15/2023	185,000	188,373

		1,778,107

Multi-Utilities - 0.3%
Black Hills Corp. 4.25%, 11/30/2023	1,108,000	1,174,699
CMS Energy Corp.
3.88%, 03/01/2024	87,000	91,593
4.88%, 03/01/2044	201,000	240,076
Dominion Energy, Inc. 2.58%, 07/01/2020	833,000	834,732
DTE Electric Co. 4.30%, 07/01/2044	1,519,000	1,759,849
Public Service Enterprise Group, Inc. 2.65%, 11/15/2022	650,000	659,811

		4,760,760

Oil, Gas & Consumable Fuels - 1.2%
BP Capital Markets PLC 3.12%, 05/04/2026 (C)	2,307,000	2,390,052
Energy Transfer Operating, LP
4.90%, 02/01/2024	659,000	707,244
5.15%, 02/01/2043	800,000	822,382
5.95%, 10/01/2043	740,000	826,605
7.60%, 02/01/2024	581,000	673,605
Enterprise Products Operating LLC 4.25%, 02/15/2048	2,094,000	2,249,768
Kinder Morgan Energy Partners, LP 4.15%, 02/01/2024	1,295,000	1,373,422
Nexen, Inc. 5.88%, 03/10/2035	10,000	12,772
Noble Energy, Inc. 3.25%, 10/15/2029	1,696,000	1,719,029
Occidental Petroleum Corp. 5.55%, 03/15/2026	2,142,000	2,429,266
Petroleos Mexicanos
6.50%, 01/23/2029	656,000	690,112
6.84%, 01/23/2030 (E)	1,509,000	1,609,107
6.88%, 08/04/2026	400,000	439,468
7.69%, 01/23/2050 (E)	166,000	181,163
Plains All American Pipeline, LP / PAA Finance Corp. 3.55%, 12/15/2029	1,550,000	1,529,065
Sabine Pass Liquefaction LLC 4.20%, 03/15/2028	670,000	710,232
Shell International Finance BV
2.50%, 09/12/2026	1,826,000	1,856,550
3.75%, 09/12/2046	266,000	292,528
TransCanada PipeLines, Ltd.
3.75%, 10/16/2023	160,000	168,617
4.63%, 03/01/2034	145,000	165,399
Western Midstream Operating, LP 5.38%, 06/01/2021	259,000	267,242

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Williams Cos., Inc.
5.40%, 03/04/2044	$ 128,000	$ 144,293
7.88%, 09/01/2021	109,000	118,876

		21,376,797

Pharmaceuticals - 0.4%
AstraZeneca PLC
2.38%, 06/12/2022	1,036,000	1,048,016
4.00%, 01/17/2029	345,000	383,251
4.38%, 08/17/2048	967,000	1,130,100
Bayer US Finance LLC 3.00%, 10/08/2021 (E)	992,000	1,004,833
Bristol-Myers Squibb Co. 3.20%, 06/15/2026 (E)	571,000	599,904
Merck & Co., Inc. 3.40%, 03/07/2029	667,000	722,618
Takeda Pharmaceutical Co., Ltd. 5.00%, 11/26/2028	1,291,000	1,504,133

		6,392,855

Professional Services - 0.0% (B)
Equifax, Inc. 2.60%, 12/01/2024	813,000	818,110

Road & Rail - 0.2%
Burlington Northern Santa Fe LLC
3.00%, 03/15/2023	508,000	521,914
3.75%, 04/01/2024	48,000	51,199
CSX Corp. 3.80%, 11/01/2046	703,000	736,422
Park Aerospace Holdings, Ltd. 5.50%, 02/15/2024 (E)	2,433,000	2,671,215

		3,980,750

Semiconductors & Semiconductor Equipment - 0.4%
Intel Corp. 2.88%, 05/11/2024	1,548,000	1,607,969
KLA Corp. 4.10%, 03/15/2029	980,000	1,073,742
Lam Research Corp. 3.75%, 03/15/2026	1,116,000	1,196,514
NXP BV / NXP Funding LLC 4.88%, 03/01/2024 (E)	823,000	897,622
QUALCOMM, Inc. 3.25%, 05/20/2027	1,100,000	1,157,806
Sensata Technologies, Inc. Co. 4.38%, 02/15/2030 (E)	697,000	710,536

		6,644,189

Software - 0.1%
Microsoft Corp. 3.30%, 02/06/2027	1,571,000	1,679,252

Technology Hardware, Storage & Peripherals - 0.2%
Apple, Inc. 2.85%, 02/23/2023	1,376,000	1,415,350
Dell International LLC / EMC Corp. 6.02%, 06/15/2026 (E)	919,000	1,057,953
Western Digital Corp. 4.75%, 02/15/2026 (C)	1,485,000	1,548,113

		4,021,416

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Tobacco - 0.1%
Altria Group, Inc. 4.40%, 02/14/2026	$ 1,343,000	$ 1,460,037
BAT Capital Corp. 3.22%, 08/15/2024	1,019,000	1,042,313

		2,502,350

Transportation Infrastructure - 0.0% (B)
Penske Truck Leasing Co., LP / PTL Finance Corp. 3.45%, 07/01/2024 (E)	720,000	748,002

Wireless Telecommunication Services - 0.3%
America Movil SAB de CV
3.13%, 07/16/2022	1,016,000	1,039,388
4.38%, 07/16/2042	250,000	281,036
Crown Castle Towers LLC
3.22%, 05/15/2042 (E)	3,306,000	3,341,428
3.72%, 07/15/2043 (E)	40,000	41,365
Sprint Corp.
7.25%, 09/15/2021	330,000	348,975
7.88%, 09/15/2023	625,000	689,581

		5,741,773

Total Corporate Debt Securities (Cost $230,494,917)		240,763,610

FOREIGN GOVERNMENT OBLIGATIONS - 0.4%
Brazil - 0.0% (B)
Brazil Government International Bond 4.25%, 01/07/2025	480,000	510,840

Colombia - 0.1%
Colombia Government International Bond
4.00%, 02/26/2024	305,000	321,421
4.50%, 01/28/2026	1,125,000	1,225,260

		1,546,681

Indonesia - 0.1%
Indonesia Government International Bond
4.75%, 01/08/2026 (E)	1,160,000	1,288,421
5.38%, 10/17/2023 (E)	400,000	442,669

		1,731,090

Mexico - 0.1%
Mexico Government International Bond 3.75%, 01/11/2028	1,883,000	1,956,437

Panama - 0.0% (B)
Panama Government International Bond 3.88%, 03/17/2028	550,000	599,500

Peru - 0.0% (B)
Peru Government International Bond 7.35%, 07/21/2025	160,000	201,680

Poland - 0.0% (B)
Republic of Poland Government International Bond 3.00%, 03/17/2023	405,000	417,212

Qatar - 0.0% (B)
Qatar Government International Bond 3.88%, 04/23/2023 (E)	200,000	211,132

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Saudi Arabia - 0.1%
Saudi Arabia Government International Bond 2.38%, 10/26/2021 (E)	$ 705,000	$ 707,256

Total Foreign Government Obligations (Cost $7,456,351)		7,881,828

MORTGAGE-BACKED SECURITIES - 3.9%
Aventura Mall Trust Series 2013-AVM, Class A, 3.74% (D), 12/05/2032 (E)	1,300,000	1,309,117
BB-UBS Trust
Series 2012-TFT, Class A,
2.89%, 06/05/2030 (E)	1,630,000	1,629,820
Series 2012-TFT, Class C,
3.47% (D), 06/05/2030 (E)	1,390,000	1,381,591
BB-UBS Trust, Interest Only STRIPS Series 2012-SHOW, Class XA, 0.60% (D), 11/05/2036 (E)	3,935,000	110,873
BBCMS Trust
Series 2013-TYSN, Class B,
4.04%, 09/05/2032 (E)	755,000	759,807
Series 2015-MSQ, Class B,
3.89%, 09/15/2032 (E)	1,150,000	1,180,166
Citigroup Commercial Mortgage Trust
Series 2014-GC19, Class A3,
3.75%, 03/10/2047	102,652	108,029
Series 2014-GC19, Class A4,
4.02%, 03/10/2047	285,000	302,984
Citigroup Mortgage Loan Trust, Inc.
Series 2015-A, Class A1,
3.50% (D), 06/25/2058 (E)	281,402	285,904
Series 2018-RP1, Class A1,
3.00% (D), 09/25/2064 (E)	972,504	978,267
COMM Mortgage Trust
Series 2013-CR11, Class AM,
4.72% (D), 08/10/2050	1,648,000	1,773,320
Series 2013-GAM, Class A1,
1.71%, 02/10/2028 (E)	49,346	49,116
Series 2013-GAM, Class A2,
3.37%, 02/10/2028 (E)	170,000	170,729
Series 2013-WWP, Class B,
3.73%, 03/10/2031 (E)	1,900,000	1,989,282
Series 2014-UBS2, Class A5,
3.96%, 03/10/2047	2,400,000	2,545,925
Series 2015-3BP, Class A,
3.18%, 02/10/2035 (E)	3,500,000	3,623,903
Series 2016-GCT, Class C,
3.46% (D), 08/10/2029 (E)	690,000	695,284
Commercial Mortgage Pass-Through Certificates Trust Series 2012-LTRT, Class A2, 3.40%, 10/05/2030 (E)	1,690,000	1,709,540
CSMC Trust Series 2014-4R, Class 21A1, 1-Month LIBOR + 0.33%, 2.37% (D), 12/27/2035 (E)	477,746	475,511

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2007-RMP1, Class A2, 1-Month LIBOR + 0.15%, 1.94% (D), 12/25/2036	$ 121,690	$ 115,026
Fontainebleau Miami Beach Trust Series 2019-FBLU, Class B, 3.45%, 12/10/2036 (E)	2,200,000	2,252,057
GS Mortgage Securities Trust Series 2013-G1, Class A2, 3.56% (D), 04/10/2031 (E)	1,830,837	1,859,544
Houston Galleria Mall Trust Series 2015-HGLR, Class A1A2, 3.09%, 03/05/2037 (E)	800,000	819,170
Jefferies Resecuritization Trust Series 2009-R7, Class 1A1, 3.99% (D), 02/26/2036 (E)	251	251
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2010-C1, Class B,
5.95%, 06/15/2043 (E)	420,000	422,621
Series 2012-WLDN, Class A,
3.91%, 05/05/2030 (E)	5,284,794	5,417,082
MetLife Securitization Trust Series 2019-1A, Class A1A, 3.75% (D), 04/25/2058 (E)	290,535	299,752
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2012-C6, Class AS,
3.48%, 11/15/2045	2,010,000	2,061,510
Series 2013-C11, Class B,
4.35% (D), 08/15/2046	945,000	988,745
Morgan Stanley Capital Barclays Bank Trust Series 2016-MART, Class A, 2.20%, 09/13/2031 (E)	4,890,000	4,878,058
Morgan Stanley Resecuritization Trust Series 2014-R3, Class 2A, 3.00% (D), 07/26/2048 (E)	463,629	461,256
Motel 6 Trust Series 2017-MTL6, Class C, 1-Month LIBOR + 1.40%, 3.14% (D), 08/15/2034 (E)	3,663,174	3,661,038
Nationstar Mortgage Loan Trust Series 2013-A, Class A, 3.75% (D), 12/25/2052 (E)	250,195	254,295
New Residential Mortgage Loan Trust
Series 2014-1A, Class A,
3.75% (D), 01/25/2054 (E)	226,112	233,861
Series 2014-2A, Class A3,
3.75% (D), 05/25/2054 (E)	853,182	877,497
Series 2014-3A, Class AFX3,
3.75% (D), 11/25/2054 (E)	220,209	227,156
Series 2015-2A, Class A1,
3.75% (D), 08/25/2055 (E)	493,519	509,591
Series 2016-2A, Class A1,
3.75% (D), 11/26/2035 (E)	541,648	559,061
Series 2016-3A, Class A1B,
3.25% (D), 09/25/2056 (E)	833,398	848,135

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
New Residential Mortgage Loan Trust (continued)
Series 2016-4A, Class A1,
3.75% (D), 11/25/2056 (E)	$ 1,065,750	$ 1,100,675
Series 2017-1A, Class A1,
4.00% (D), 02/25/2057 (E)	1,300,944	1,350,835
Series 2017-2A, Class A3,
4.00% (D), 03/25/2057 (E)	1,245,819	1,299,586
Series 2017-3A, Class A1,
4.00% (D), 04/25/2057 (E)	1,915,764	1,990,602
Series 2017-4A, Class A1,
4.00% (D), 05/25/2057 (E)	1,568,290	1,634,867
Series 2018-1A, Class A1A,
4.00% (D), 12/25/2057 (E)	1,361,277	1,410,985
Series 2019-4A, Class A1B,
3.50% (D), 12/25/2058 (E)	3,267,787	3,343,706
Series 2019-5A, Class A1B,
3.50% (D), 08/25/2059 (E)	3,823,482	3,896,693
One Market Plaza Trust Series 2017-1MKT, Class A, 3.61%, 02/10/2032 (E)	2,169,000	2,220,504
Palisades Center Trust Series 2016-PLSD, Class A, 2.71%, 04/13/2033 (E)	1,911,000	1,901,454
Provident Funding Mortgage Loan Trust Series 2005-1, Class 3A1, 1-Month LIBOR + 0.58%, 2.37% (D), 05/25/2035	134,965	136,184
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 06/10/2030 (E)	916,000	936,747

Total Mortgage-Backed Securities (Cost $68,803,308)		69,047,712

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.3%
California - 0.3%
Los Angeles Community College District, General Obligation Unlimited, 6.60%, 08/01/2042	55,000	84,510
State of California, General Obligation Unlimited
7.30%, 10/01/2039	765,000	1,168,170
7.60%, 11/01/2040	660,000	1,089,469
7.70%, 11/01/2030	580,000	607,492
7.95%, 03/01/2036	1,525,000	1,539,426
University of California, Revenue Bonds, Series AD, 4.86%, 05/15/2112	50,000	61,641

		4,550,708

Georgia - 0.0% (B)
Municipal Electric Authority of Georgia, Revenue Bonds, Series A, 6.64%, 04/01/2057	50,000	67,324

New Jersey - 0.0% (B)
New Jersey Turnpike Authority, Revenue Bonds, Series F, 7.41%, 01/01/2040	71,000	111,375

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New York - 0.0% (B)
Metropolitan Transportation Authority, Revenue Bonds, Series E, 6.81%, 11/15/2040	$ 60,000	$ 85,206
New York City Water & Sewer System, Revenue Bonds, Series CC, 5.88%, 06/15/2044	55,000	80,095
New York State Dormitory Authority, Revenue Bonds, Series H, 5.39%, 03/15/2040	55,000	69,221
Port Authority of New York & New Jersey, Revenue Bonds, Series 181, 4.96%, 08/01/2046	95,000	122,708

		357,230

Total Municipal Government Obligations (Cost $5,055,181)		5,086,637

U.S. GOVERNMENT AGENCY OBLIGATIONS - 8.0%
Federal Home Loan Mortgage Corp.
3.46% (D), 08/25/2023	1,500,000	1,570,388
5.00%, 02/01/2024 - 08/01/2035	525,129	581,404
5.50%, 07/01/2037 - 06/01/2041	115,895	129,445
6.00%, 12/01/2037	48,062	55,435
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
2.89%, 06/25/2027	4,784,978	4,921,616
3.01%, 07/25/2025	7,159,000	7,455,254
3.06% (D), 08/25/2024	3,640,000	3,777,186
3.49%, 01/25/2024	2,260,000	2,376,824
Federal National Mortgage Association
3.33% (D), 10/25/2023	207,691	216,937
3.50%, 07/01/2028 - 01/01/2029	411,997	431,336
4.00%, 06/01/2042	130,675	140,124
4.50%, 02/01/2025 - 06/01/2026	212,755	223,629
12-Month LIBOR + 1.52%, 4.58% (D), 02/01/2043	60,092	62,015
5.00%, 04/01/2039 - 11/01/2039	1,735,863	1,928,694
5.50%, 04/01/2037 - 12/01/2041	878,220	994,828
6.00%, 08/01/2036 - 06/01/2041	1,610,622	1,847,019
6.50%, 05/01/2040	122,130	138,590
Government National Mortgage Association, Interest Only STRIPS 0.80% (D), 02/16/2053	716,829	34,351
Uniform Mortgage-Backed Security
2.50%, TBA (G)	7,415,000	7,479,529
3.00%, TBA (G)	47,961,000	48,663,049
3.50%, TBA (G)	41,791,000	42,970,471
4.00%, TBA (G)	17,322,000	18,023,676

Total U.S. Government Agency Obligations (Cost $143,133,986)		144,021,800

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 9.1%
U.S. Treasury - 8.0%
U.S. Treasury Bond
2.25%, 08/15/2046	$ 3,411,000	$ 3,323,327
2.50%, 02/15/2045 - 05/15/2046	12,009,000	12,286,049
2.75%, 08/15/2042 - 11/15/2047	8,614,600	9,244,878
2.88%, 08/15/2045	5,077,000	5,562,885
3.00%, 05/15/2042 - 08/15/2048	4,653,600	5,225,623
3.13%, 02/15/2042 - 05/15/2048	3,152,000	3,583,568
3.50%, 02/15/2039	7,751,500	9,304,525
3.63%, 02/15/2044	8,879,700	10,934,865
4.50%, 02/15/2036	3,033,600	4,027,341
4.75%, 02/15/2037	7,403,000	10,199,657
5.25%, 02/15/2029	2,086,000	2,669,184
U.S. Treasury Note
1.13%, 06/30/2021 - 09/30/2021	2,832,000	2,811,816
1.50%, 08/15/2026	7,096,000	6,958,792
1.63%, 05/15/2026 - 08/15/2029	9,895,000	9,678,963
2.00%, 02/28/2021	3,305,000	3,318,556
2.25%, 11/15/2027	3,684,200	3,788,969
2.38%, 12/31/2020 - 05/15/2029	10,401,000	10,717,484
2.50%, 12/31/2020 - 05/15/2024	6,452,000	6,561,042
2.63%, 12/15/2021 - 02/15/2029	7,683,000	7,900,218
2.88%, 09/30/2023 - 05/15/2049	11,260,200	12,212,622
3.13%, 11/15/2028	2,552,600	2,808,558

		143,118,922

U.S. Treasury Inflation-Protected Securities - 1.1%
U.S. Treasury Inflation-Indexed Bond
1.75%, 01/15/2028	3,909,711	4,392,070
2.50%, 01/15/2029	4,940,502	5,954,085
U.S. Treasury Inflation-Indexed Note 0.63%, 01/15/2024	9,987,319	10,198,737

		20,544,892

Total U.S. Government Obligations (Cost $157,021,544)		163,663,814

COMMERCIAL PAPER - 5.5%
Banks - 0.9%
Banco Santander SA 1.99% (H), 02/10/2020	6,500,000	6,485,917
Concord Minutemen Capital Co. 2.15% (H), 01/02/2020	3,000,000	2,999,824
HSBC Bank PLC 1.96% (H), 01/23/2020	6,000,000	5,992,960
Natixis 1.89% (H), 02/04/2020	422,000	421,259

		15,899,960

Capital Markets - 0.2%
Cedar Springs Capital Co. LLC 2.04% (H), 03/16/2020	3,000,000	2,987,500

Commercial Services & Supplies - 0.3%
Charta LLC 1.88% (H), 03/02/2020	4,800,000	4,784,953

Diversified Financial Services - 3.8%
Anglesea Funding PLC 1.89% (H), 02/03/2020	1,200,000	1,197,954
Atlantic Asset Securitization LLC 1.86% (H), 02/05/2020	700,000	698,755

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

COMMERCIAL PAPER (continued)
Diversified Financial Services (continued)
Barton Capital Corp.
1.88% (H), 02/13/2020	$ 3,060,000	$ 3,053,238
1.94% (H), 01/22/2020	3,300,000	3,296,342
Canada Asset Securitization LLC
1.88% (H), 02/13/2020	3,000,000	2,993,371
1.92% (H), 02/03/2020	3,000,000	2,994,830
Chariot Funding LLC 1.87% (H), 03/03/2020	3,750,000	3,738,117
Collateralized Commercial Paper Flex Co., LLC 1.99% (H), 03/19/2020	6,000,000	5,974,650
Gotham Funding Corp. 1.99% (H), 03/10/2020	6,000,000	5,977,575
Le Fayette Asset Securitization LLC 1.88% (H), 02/20/2020	550,000	548,587
Lexington Parker Capital Co. LLC 1.97% (H), 01/23/2020	6,000,000	5,992,923
Liberty Funding LLC 1.91% (H), 03/30/2020	3,700,000	3,682,895
Mont Blanc Capital Corp. 1.91% (H), 02/12/2020	6,700,000	6,685,383
Ridgefield Funding Co. 1.88% (H), 02/20/2020	5,550,000	5,535,739
Sheffield Receivable 1.91% (H), 02/19/2020	6,000,000	5,984,728
Starbird Funding Corp. 1.88% (H), 02/13/2020	6,500,000	6,485,637
Victory Receivables 1.99% (H), 03/10/2020	4,000,000	3,985,050

		68,825,774

Software - 0.3%
Manhattan Asset Funding Co. LLC
1.90% (H), 02/10/2020	2,000,000	1,995,845
2.13% (H), 01/13/2020	4,000,000	3,997,213

		5,993,058

Total Commercial Paper (Cost $98,491,245)		98,491,245

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 1.1%
U.S. Treasury Bill
1.54% (H), 02/06/2020	$ 1,730,000	$ 1,727,379
1.55% (H), 03/12/2020	200,000	199,401
1.73% (H), 01/02/2020 (C)	17,225,000	17,224,189

Total Short-Term U.S. Government Obligations (Cost $19,150,969)		19,150,969

	Shares	Value
OTHER INVESTMENT COMPANY - 1.3%
Securities Lending Collateral - 1.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.56% (H)	24,177,303	24,177,303

Total Other Investment Company (Cost $24,177,303)		24,177,303

	Principal	Value
REPURCHASE AGREEMENT - 1.3%
Fixed Income Clearing Corp., 0.85% (H), dated 12/31/2019, to be repurchased at $22,921,578 on 01/02/2020. Collateralized by a U.S. Government Obligation, 2.75%, due 09/15/2021, and with a value of $23,384,254.	$ 22,920,495	22,920,495

Total Repurchase Agreement (Cost $22,920,495)		22,920,495

Total Investments (Cost $1,679,994,864)		1,936,939,332
Net Other Assets (Liabilities) - (7.8)%		(140,563,814)

Net Assets - 100.0%		$ 1,796,375,518

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	80	03/20/2020	$12,784,637	$12,924,400	$139,763	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

SECURITY VALUATION:

Valuation Inputs (I)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$1,085,284,094	$—	$—	$1,085,284,094
Preferred Stocks	465,483	—	—	465,483
Asset-Backed Securities	—	55,984,342	—	55,984,342
Corporate Debt Securities	—	240,763,610	—	240,763,610
Foreign Government Obligations	—	7,881,828	—	7,881,828
Mortgage-Backed Securities	—	69,047,712	—	69,047,712
Municipal Government Obligations	—	5,086,637	—	5,086,637
U.S. Government Agency Obligations	—	144,021,800	—	144,021,800
U.S. Government Obligations	—	163,663,814	—	163,663,814
Commercial Paper	—	98,491,245	—	98,491,245
Short-Term U.S. Government Obligations	—	19,150,969	—	19,150,969
Other Investment Company	24,177,303	—	—	24,177,303
Repurchase Agreement	—	22,920,495	—	22,920,495

Total Investments	$1,109,926,880	$827,012,452	$—	$1,936,939,332

Other Financial Instruments
Futures Contracts (J)	$139,763	$—	$—	$139,763

Total Other Financial Instruments	$139,763	$—	$—	$139,763

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $23,687,909. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Floating or variable rate securities. The rates disclosed are as of December 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(E)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, the total value of 144A securities is $180,737,484, representing 10.1% of the Portfolio’s net assets.
(F)	Perpetual maturity. The date displayed is the next call date.
(G)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after December 31, 2019. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(H)	Rates disclosed reflect the yields at December 31, 2019.
(I)	There were no transfers in or out of Level 3 during the year ended December 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(J)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Multi-Managed Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2019

Assets:
Investments, at value (cost $1,657,074,369) (including securities loaned of $23,687,909)	$1,914,018,837
Repurchase agreement, at value (cost $22,920,495)	22,920,495
Cash	30,657
Cash collateral pledged at broker for:
Futures contracts	552,000
Receivables and other assets:
Investments sold	2,514,805
When-issued, delayed-delivery, forward and TBA commitments sold	113,496,353
Net income from securities lending	2,082
Shares of beneficial interest sold	87,461
Dividends	994,173
Interest	4,350,276
Tax reclaims	7,593
Variation margin receivable on futures contracts	30,842

Total assets	2,059,005,574

Liabilities:
Cash collateral received upon return of:
Securities on loan	24,177,303
Payables and other liabilities:
Investments purchased	6,171,143
When-issued, delayed-delivery, forward and TBA commitments purchased	230,563,224
Shares of beneficial interest redeemed	146,082
Investment management fees	974,390
Distribution and service fees	315,614
Transfer agent costs	2,469
Trustees, CCO and deferred compensation fees	5,331
Audit and tax fees	32,001
Custody fees	69,406
Legal fees	19,601
Printing and shareholder reports fees	129,970
Other accrued expenses	23,522

Total liabilities	262,630,056

Net assets	$1,796,375,518

Net assets consist of:
Capital stock ($0.01 par value)	$1,178,472
Additional paid-in capital	1,442,979,651
Total distributable earnings (accumulated losses)	352,217,395

Net assets	$1,796,375,518

Net assets by class:
Initial Class	$345,274,135
Service Class	1,451,101,383

Shares outstanding:
Initial Class	22,225,177
Service Class	95,622,036

Net asset value and offering price per share:
Initial Class	$15.54
Service Class	15.18

STATEMENT OF OPERATIONS

For the year ended December 31, 2019

Investment Income:
Dividend income	$18,270,814
Interest income	20,721,418
Net income from securities lending	94,627
Withholding taxes on foreign income	(14,852)

Total investment income	39,072,007

Expenses:
Investment management fees	10,725,185
Distribution and service fees:
Service Class	3,471,098
Transfer agent costs	25,707
Trustees, CCO and deferred compensation fees	52,766
Audit and tax fees	50,500
Custody fees	161,276
Legal fees	91,650
Printing and shareholder reports fees	145,907
Other	107,268

Total expenses	14,831,357

Net investment income (loss)	24,240,650

Net realized gain (loss) on:
Investments	70,537,550
Futures contracts	3,599,630

Net realized gain (loss)	74,137,180

Net change in unrealized appreciation (depreciation) on:
Investments	233,372,738
Futures contracts	(507,517)

Net change in unrealized appreciation (depreciation)	232,865,221

Net realized and change in unrealized gain (loss)	307,002,401

Net increase (decrease) in net assets resulting from operations	$331,243,051

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Multi-Managed Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2019	December 31, 2018
From operations:
Net investment income (loss)	$24,240,650	$25,169,927
Net realized gain (loss)	74,137,180	109,183,207
Net change in unrealized appreciation (depreciation)	232,865,221	(197,741,815)

Net increase (decrease) in net assets resulting from operations	331,243,051	(63,388,681)

Dividends and/or distributions to shareholders:
Initial Class	(25,882,300)	(17,767,208)
Service Class	(108,621,030)	(73,260,732)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(134,503,330)	(91,027,940)

Capital share transactions:
Proceeds from shares sold:
Initial Class	11,316,126	11,638,190
Service Class	18,589,183	18,889,707

	29,905,309	30,527,897

Dividends and/or distributions reinvested:
Initial Class	25,882,300	17,767,208
Service Class	108,621,030	73,260,732

	134,503,330	91,027,940

Cost of shares redeemed:
Initial Class	(34,983,646)	(39,268,179)
Service Class	(118,033,002)	(157,606,704)

	(153,016,648)	(196,874,883)

Net increase (decrease) in net assets resulting from capital share transactions	11,391,991	(75,319,046)

Net increase (decrease) in net assets	208,131,712	(229,735,667)

Net assets:
Beginning of year	1,588,243,806	1,817,979,473

End of year	$1,796,375,518	$1,588,243,806

Capital share transactions - shares:
Shares issued:
Initial Class	750,268	766,025
Service Class	1,255,659	1,266,117

	2,005,927	2,032,142

Shares reinvested:
Initial Class	1,784,986	1,190,832
Service Class	7,665,563	5,010,994

	9,450,549	6,201,826

Shares redeemed:
Initial Class	(2,337,000)	(2,614,202)
Service Class	(8,000,672)	(10,723,655)

	(10,337,672)	(13,337,857)

Net increase (decrease) in shares outstanding:
Initial Class	198,254	(657,345)
Service Class	920,550	(4,446,544)

	1,118,804	(5,103,889)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Multi-Managed Balanced VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of year	$13.85	$15.17	$13.56	$13.11		$13.97

Investment operations:
Net investment income (loss) (A)	0.24	0.25	0.20	0.19	(B)	0.19
Net realized and unrealized gain (loss)	2.69	(0.75)	1.69	0.83		(0.18)

Total investment operations	2.93	(0.50)	1.89	1.02		0.01

Dividends and/or distributions to shareholders:
Net investment income	(0.26)	(0.22)	(0.12)	(0.13)		(0.19)
Net realized gains	(0.98)	(0.60)	(0.16)	(0.44)		(0.68)

Total dividends and/or distributions to shareholders	(1.24)	(0.82)	(0.28)	(0.57)		(0.87)

Net asset value, end of year	$15.54	$13.85	$15.17	$13.56		$13.11

Total return	21.77%	(3.66)%	14.14%	7.87%		0.21%

Ratio and supplemental data:
Net assets end of year (000’s)	$345,274	$305,002	$344,156	$319,369		$315,342
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.66%	0.66%	0.66%	0.70%		0.73%
Including waiver and/or reimbursement and recapture	0.66%	0.66%	0.66%	0.69	%(B)	0.73%
Net investment income (loss) to average net assets	1.61%	1.64%	1.42%	1.45	%(B)	1.40%
Portfolio turnover rate	45%	46%	39%	35%		46%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of year	$13.55	$14.86	$13.31	$12.89		$13.76

Investment operations:
Net investment income (loss) (A)	0.20	0.20	0.17	0.16	(B)	0.16
Net realized and unrealized gain (loss)	2.63	(0.73)	1.65	0.81		(0.18)

Total investment operations	2.83	(0.53)	1.82	0.97		(0.02)

Dividends and/or distributions to shareholders:
Net investment income	(0.22)	(0.18)	(0.11)	(0.11)		(0.17)
Net realized gains	(0.98)	(0.60)	(0.16)	(0.44)		(0.68)

Total dividends and/or distributions to shareholders	(1.20)	(0.78)	(0.27)	(0.55)		(0.85)

Net asset value, end of year	$15.18	$13.55	$14.86	$13.31		$12.89

Total return	21.50%	(3.90)%	13.82%	7.64%		(0.06)%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,451,102	$1,283,242	$1,473,823	$1,041,215		$411,509
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.91%	0.91%	0.91%	0.95%		0.98%
Including waiver and/or reimbursement and recapture	0.91%	0.91%	0.91%	0.94	%(B)	0.98%
Net investment income (loss) to average net assets	1.36%	1.39%	1.17%	1.20	%(B)	1.16%
Portfolio turnover rate	45%	46%	39%	35%		46%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2019

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Multi-Managed Balanced VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2019

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2019, commissions recaptured are $17,654.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

Transamerica Series Trust	Annual Report 2019

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SECURITY VALUATION (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2019, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Commercial paper: Commercial paper is valued using amortized cost, which approximates fair value. The values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2019

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SECURITY VALUATION (continued)

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2019, if any, are identified within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2019, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio

Transamerica Series Trust	Annual Report 2019

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

4. SECURITIES AND OTHER INVESTMENTS (continued)

engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2019, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2019, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Transamerica Series Trust	Annual Report 2019

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2019.

Repurchase agreements at December 31, 2019, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities on non-U.S. fixed income investments, as well as on securities traded on U.S. exchanges. Loan counterparties pledge cash collateral with a value of at least 105% of the current value of the loaned securities for non-U.S. equity positions. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio (the “Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2019; however no individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2019, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2019.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$10,867,643	$—	$—	$—	$10,867,643
Corporate Debt Securities	13,309,660	—	—	—	13,309,660
Total Securities Lending Transactions	$24,177,303	$—	$—	$—	$24,177,303
Total Borrowings	$24,177,303	$—	$—	$—	$24,177,303

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Transamerica Series Trust	Annual Report 2019

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio, uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2019, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2019.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$139,763	$—	$—	$139,763
Total	$—	$—	$139,763	$—	$—	$139,763

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2019.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$3,599,630	$—	$—	$3,599,630
Total	$—	$—	$3,599,630	$—	$—	$3,599,630

Transamerica Series Trust	Annual Report 2019

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$(507,517)	$—	$—	$(507,517)
Total	$—	$—	$(507,517)	$—	$—	$(507,517)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2019.

Futures Contracts at Notional Amount
Long	Short
$ 10,321,475	$ —

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

LIBOR Risk: Many financial instruments, financings or other transactions to which the Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). LIBOR is widely used in financial markets. In July 2017, the United Kingdom’s financial regulatory body announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Portfolio’s performance or NAV.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

Transamerica Series Trust	Annual Report 2019

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $1 billion	0.65%
Over $1 billion up to $5 billion	0.59
Over $5 billion	0.58

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2019
Initial Class	0.75%	May 1, 2020
Service Class	1.00	May 1, 2020
Prior to May 1, 2019
Initial Class	0.85
Service Class	1.10

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the thirty-six months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any, other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2019 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

Transamerica Series Trust	Annual Report 2019

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

As of December 31, 2019, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2020. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2019, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2019, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2019.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2019, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 585,687,226	$ 120,543,982	$ 696,356,789	$ 102,630,888

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state

Transamerica Series Trust	Annual Report 2019

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts mark to market, premium amortization accruals and interest write-off. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to paydown gains and losses, premium amortization and prior year REIT and non-REIT adjustments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2019, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,682,412,678	$ 269,160,394	$ (14,633,740)	$ 254,526,654

As of December 31, 2019, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2019, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2019 and 2018 are as follows:

2019 Distributions Paid From			2018 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 25,278,855	$ 109,224,475	$ —	$ 32,874,538	$ 58,153,402	$ —

As of December 31, 2019, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 34,508,770	$ 63,181,970	$ —	$ —	$ 1	$ 254,526,654

11. CHANGE IN ACCOUNTING PRINCIPLE

The Portfolio has adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2017-08 “Premium Amortization of Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Portfolio has changed the amortization period for the premium on certain purchased callable debt securities with explicit non-contingent call features to the earliest call date.

It is impracticable to evaluate the effect on individual prior periods, therefore the Portfolio applied the amendments on a modified retrospective basis by recognizing a cumulative effect adjustment that decreased the beginning of period cost of investments and increased the unrealized appreciation on investments by $297,793. This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total accumulated earnings (loss) or the net asset value of the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

12. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and has early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

13. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

14. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as sub-adviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties have been deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Multi-Managed Balanced VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Multi-Managed Balanced VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio, (one of the portfolios constituting Transamerica Series Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2020

Transamerica Series Trust	Annual Report 2019

Transamerica Multi-Managed Balanced VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $109,224,475 for the year ended December 31, 2019.

Transamerica Series Trust	Annual Report 2019

Transamerica Multi-Manager Alternative Strategies VP

(unaudited)

MARKET ENVIRONMENT

The 12-month period ended December 31, 2019 ended diametrically opposed to the manner in which it started. In the fourth quarter of 2018, risk assets saw a sharp downturn, as trade tensions and global growth concerns weighed on consumer sentiment. In sharp contrast, 2019 played out as a great year for risk assets, as a number of downside risks that market participants had feared would materialize were in fact avoided. In the end, 2019 did not see a recession in the U.S. or Europe, despite lingering fears of a slowdown and an inversion in the U.S. Treasury yield curve. Additionally, China and the U.S. agreed to a phase-one trade sign-off, and the chance of a no-deal Brexit subsided. While growth in the U.S. and in most of the world did in fact slow, risk assets were also buoyed by accommodative central banks.

As a result, the vast majority of risk assets across equities, fixed income, and commodities finished the period in positive territory. The S&P 500® saw its best annual return since 2013, while the Bloomberg Barclays US Aggregate Bond Index also ended the year up. Global equities performed well, driven largely by strong performance from U.S. large cap equities. Developed market equities outperformed their emerging market peers. While the broad rally in equities pushed the MSCI Emerging Market Equity index up, slowing Chinese growth, weaker emerging market exports, and intermittent U.S.-China trade escalation led to the relative underperformance of emerging market equities. In the bond market, U.S. 10-year government yields declined as the U.S. Federal Reserve (“Fed”) eased monetary policy in 2019, driven by weaker growth and subdued inflation. These factors, coupled with receding recession fears, caused credit spreads to tighten over the course of the year, resulting in a strong year for both investment grade and high yield debt. Within the currency market, the U.S. Dollar was relatively flat in 2019 as the tailwinds from weaker growth in the rest of the world were offset by the headwinds from the surprise monetary policy easing by the Fed.

Oil was volatile throughout 2019, though it ended the year as one of the best-performing assets. Despite oil appreciation, energy stocks were the poorest performing S&P 500® sector and master limited partnerships underperformed the broader U.S. equity market.

PERFORMANCE

For the year ended December 31, 2019, Transamerica Multi-Manager Alternative Strategies VP, Initial Class returned 6.84%. By comparison, its primary and secondary benchmarks, the ICE BofAML 3-Month Treasury Bill + 3% Wrap Index and the HFRX Global Hedge Fund Index, returned 5.39% and 8.62%, respectively.

STRATEGY REVIEW

Over the 12-month period ended December 31, 2019, the Portfolio outperformed the ICE BofAML 3-Month Treasury Bill + 3% Wrap Index, its primary benchmark, but underperformed the HFRX Global Hedge Fund Index, its secondary benchmark.

The Portfolio seeks to provide returns from differentiated sources and strategies. The Portfolio relies on diversification across active investment styles, asset classes, markets, geographies and strategies to deliver better risk-adjusted absolute returns that are less correlated to traditional equities. The Portfolio expects to invest primarily in underlying alternative strategies. The Portfolio invests in underlying funds across several unique managers in addition to reflecting the Portfolio Managers’ top-down asset allocation views. The Portfolio also invested in two exchange traded funds during the period to effectuate dynamic asset allocation views. During the 12-month period, all underlying strategies posted positive performance.

Over the 12-month period, alternative strategies broadly contributed to performance in the Portfolio. Transamerica Unconstrained Bond, Transamerica Event Driven and Transamerica Long/Short Strategy were the primary contributors. Transamerica Global Real Estate Securities was also a significant contributor and had the highest total fund return over the period. Transamerica Managed Futures Strategy had the smallest total return and was the smallest contributor to performance among alternatives.

Traditional strategies also contributed positively overall as equities and fixed income performed well over the period. Transamerica Emerging Markets Debt, Transamerica Emerging Markets Equity and Transamerica High Yield Bond contributed to performance. Transamerica Core Bond lagged behind the other traditional asset classes, but still posted favorable returns. The Portfolio’s position in the SPDR S&P 500 ETF additionally contributed as the S&P 500® performed well.

Christopher Lvoff, CFA

Neill Nuttall

Co-Portfolio Managers

Goldman Sachs Asset Management, L.P.

Asset Allocation	Percentage of Net Assets
U.S. Alternative Funds	31.5%
International Alternative Funds	30.5
International Fixed Income Funds	16.2
International Equity Funds	6.9
Repurchase Agreement	6.0
U.S. Fixed Income Funds	5.4
U.S. Mixed Allocation Fund	2.7
U.S. Equity Fund	1.1
Net Other Assets (Liabilities)	(0.3)
Total	100.0%

Current	and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2019

Transamerica Multi-Manager Alternative Strategies VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	6.84%	0.79%	1.07%	10/31/2013
ICE BofAML 3-Month Treasury Bill +3% Wrap Index (A)	5.39%	4.15%	3.95%
HFRX Global Hedge Fund Index (B)	8.62%	1.19%	1.05%
Service Class	8.27%	0.82%	1.54%	10/31/2013

(A) The ICE BofAML 3-Month Treasury Bill + 3% Wrap Index assumes a 3% wrap fee and is comprised of a single issue purchased at the beginning of the month, which is subsequently sold at the end of the month and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date.

(B) The HFRX Global Hedge Fund Index is designed to measure the daily performance of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage.

The ICE BofAML 3-Month Treasury Bill + 3% Wrap Index is an unmanaged index used as a general measure of market performance. The HFRX Global Hedge Fund Index is a passively-managed index designed to measure the daily performance of the overall composition of the hedge fund universe. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or Since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

Alternative strategies are not suitable for all investors. Many alternative strategies use sophisticated and aggressive investment techniques. Certain alternative strategies may be tied to hard assets such as commodities, currencies and real estate and may be subject to greater volatility as they may be affected by overall market movements, changes in interest rates or factors affecting a particular industry, commodity or currency, and international economic, political, and regulatory developments.

Transamerica Series Trust	Annual Report 2019

Transamerica Multi-Manager Alternative Strategies VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2019, and held for the entire six-month period until December 31, 2019.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,011.60	$0.00	$1,025.20	$0.00	0.00	%(E)
Service Class	1,000.00	1,019.20	4.07	1,021.20	4.08	0.80

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(E)	Rounds to less than 0.01% or (0.01)%.

Transamerica Series Trust	Annual Report 2019

Transamerica Multi-Manager Alternative Strategies VP

SCHEDULE OF INVESTMENTS

At December 31, 2019

	Shares	Value
EXCHANGE-TRADED FUND - 1.1%
U.S. Equity Fund - 1.1%
SPDR S&P 500 ETF Trust	167	$ 53,750

Total Exchange-Traded Fund (Cost $47,580)		53,750

INVESTMENT COMPANIES - 93.2%
International Alternative Funds - 30.5%
Transamerica Global Multifactor Macro (A) (B)	71,688	654,510
Transamerica Unconstrained Bond (B)	90,132	892,311

		1,546,821

International Equity Funds - 6.9%
Transamerica Emerging Markets Equity (B)	17,274	178,613
Transamerica Global Real Estate Securities (B)	11,921	169,751

		348,364

International Fixed Income Funds - 16.2%
Transamerica Emerging Markets Debt (B)	31,450	335,888
Transamerica Inflation Opportunities (B)	46,943	486,330

		822,218

U.S. Alternative Funds - 31.5%
Transamerica Event Driven (B)	51,937	560,398
Transamerica Long/Short Strategy (B)	89,438	518,741
Transamerica Managed Futures Strategy (A) (B)	74,312	518,696

		1,597,835

	Shares	Value

INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 5.4%
Transamerica Core Bond (B)	9,900	$ 100,781
Transamerica High Yield Bond (B)	18,628	172,306

		273,087

U.S. Mixed Allocation Fund - 2.7%
Transamerica MLP & Energy Income (B)	20,486	136,845

Total Investment Companies (Cost $4,763,859)		4,725,170

	Principal	Value
REPURCHASE AGREEMENT - 6.0%
Fixed Income Clearing Corp., 0.85% (C), dated 12/31/2019, to be repurchased at $303,435 on 01/02/2020. Collateralized by a U.S. Government Obligation, 2.75%, due 09/15/2021, and with a value of $313,297.	$ 303,421	303,421

Total Repurchase Agreement (Cost $303,421)		303,421

Total Investments (Cost $5,114,860)		5,082,341
Net Other Assets (Liabilities) - (0.3)%		(14,825)

Net Assets - 100.0%		$ 5,067,516

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Fund	$53,750	$—	$—	$53,750
Investment Companies	4,725,170	—	—	4,725,170
Repurchase Agreement	—	303,421	—	303,421

Total Investments	$4,778,920	$303,421	$—	$5,082,341

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Multi-Manager Alternative Strategies VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Affiliated investment in the Class I2 shares of Transamerica Funds and/or affiliated investment in the Initial Class shares of Transamerica Series Trust. The Portfolio’s transactions and earnings are as follows:

Affiliated Investments	Value December 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2019	Shares as of December 31, 2019	Dividend Income	Net Capital Gain Distributions
Transamerica Core Bond	$34,531	$63,749	$—	$—	$2,501	$100,781	9,900	$1,749	$—
Transamerica Emerging Markets Debt	217,715	108,913	(10,560)	(240)	20,060	335,888	31,450	13,913	—
Transamerica Emerging Markets Equity	192,304	46,797	(80,000)	(17,371)	36,883	178,613	17,274	4,797	—
Transamerica Event Driven	359,994	154,312	—	—	46,092	560,398	51,937	2,312	—
Transamerica Global Multifactor Macro	432,224	239,834	(20,000)	(1,731)	4,183	654,510	71,688	14,834	—
Transamerica Global Real Estate Securities	109,783	45,271	—	—	14,697	169,751	11,921	7,611	5,661
Transamerica High Yield Bond	83,121	79,774	(43)	(1)	9,455	172,306	18,628	7,705	—
Transamerica Inflation Opportunities	328,127	147,443	(15,000)	135	25,625	486,330	46,943	5,443	—
Transamerica Long/Short Strategy	350,177	183,238	—	—	(14,674)	518,741	89,438	—	53,239
Transamerica Managed Futures Strategy	335,918	220,064	(14,477)	(10,706)	(12,103)	518,696	74,312	20,064	—
Transamerica MLP & Energy Income	78,204	48,323	—	—	10,318	136,845	20,486	6,293	—
Transamerica Unconstrained Bond	586,367	313,419	(40,002)	791	31,736	892,311	90,132	24,163	—

Total	$3,108,465	$1,651,137	$(180,082)	$(29,123)	$174,773	$4,725,170	534,109	$108,884	$58,900

(C)	Rate disclosed reflects the yield at December 31, 2019.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Multi-Manager Alternative Strategies VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2019

Assets:
Affiliated investments, at value (cost $4,763,859)	$4,725,170
Unaffiliated investments, at value (cost $47,580)	53,750
Repurchase agreement, at value (cost $303,421)	303,421
Receivables and other assets:
Dividends	3,454
Interest	7
Due from investment manager	496

Total assets	5,086,298

Liabilities:
Payables and other liabilities:
Investments purchased	3,271
Shares of beneficial interest redeemed	166
Distribution and service fees	1,061
Transfer agent costs	6
Trustees, CCO and deferred compensation fees	15
Audit and tax fees	11,959
Custody fees	650
Legal fees	42
Printing and shareholder reports fees	590
Other accrued expenses	1,022

Total liabilities	18,782

Net assets	$5,067,516

Net assets consist of:
Capital stock ($0.01 par value)	$4,974
Additional paid-in capital	5,049,680
Total distributable earnings (accumulated losses)	12,862

Net assets	$5,067,516

Net assets by class:
Initial Class	$11
Service Class	5,067,505

Shares outstanding:
Initial Class	1
Service Class	497,377

Net asset value and offering price per share:
Initial Class	$9.80	(A)
Service Class	10.19

(A)	Actual net asset value per share presented differs from calculated net asset value per share due to rounding.

STATEMENT OF OPERATIONS

For the year ended December 31, 2019

Investment Income:
Dividend income from affiliated investments	$108,884
Dividend income from unaffiliated investments	493
Interest income from unaffiliated investments	1,335
Net income from securities lending	10

Total investment income	110,722

Expenses:
Investment management fees	7,528
Distribution and service fees:
Service Class	9,776
Transfer agent costs	58
Trustees, CCO and deferred compensation fees	123
Audit and tax fees	16,909
Custody fees	1,058
Legal fees	206
Printing and shareholder reports fees	2,162
Filing fees	5,557
Other	157

Total expenses before waiver and/or reimbursement and recapture	43,534

Expenses waived and/or reimbursed:
Service Class	(12,872)
Recapture of previously waived and/or reimbursed fees:
Service Class	624

Net expenses	31,286

Net investment income (loss)	79,436

Net realized gain (loss) on:
Affiliated investments	(29,123)
Unaffiliated investments	937
Capital gain distributions received from affiliated investment companies	58,900

Net realized gain (loss)	30,714

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	174,773
Unaffiliated investments	10,428

Net change in unrealized appreciation (depreciation)	185,201

Net realized and change in unrealized gain (loss)	215,915

Net increase (decrease) in net assets resulting from operations	$295,351

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Multi-Manager Alternative Strategies VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2019		December 31, 2018
From operations:
Net investment income (loss)	$79,436		$31,399
Net realized gain (loss)	30,714		(29,433)
Net change in unrealized appreciation (depreciation)	185,201		(163,481)

Net increase (decrease) in net assets resulting from operations	295,351		(161,515)

Dividends and/or distributions to shareholders:
Initial Class	0	(A)	0	(A)
Service Class	(30,040)		(26,272)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(30,040)		(26,272)

Capital share transactions:
Proceeds from shares sold:
Service Class	2,095,783		2,031,681

	2,095,783		2,031,681

Dividends and/or distributions reinvested:
Initial Class	0	(A)	0	(A)
Service Class	30,040		26,272

	30,040		26,272

Cost of shares redeemed:
Service Class	(559,940)		(743,929)

	(559,940)		(743,929)

Net increase (decrease) in net assets resulting from capital share transactions	1,565,883		1,314,024

Net increase (decrease) in net assets	1,831,194		1,126,237

Net assets:
Beginning of year	3,236,322		2,110,085

End of year	$5,067,516		$3,236,322

Capital share transactions - shares:
Shares issued:
Service Class	209,263		203,861

	209,263		203,861

Shares reinvested:
Initial Class	0	(B)	—
Service Class	2,992		2,659

	2,992		2,659

Shares redeemed:
Service Class	(56,356)		(75,625)

	(56,356)		(75,625)

Net increase (decrease) in shares outstanding:
Initial Class	0	(B)	—
Service Class	155,899		130,895

	155,899		130,895

(A)	Rounds to less than $1.
(B)	Rounds to less than 1 or (1) share.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Multi-Manager Alternative Strategies VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

Initial Class
December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015
Net asset value, beginning of year	$9.26	$9.88	$9.49	$9.48	$10.16

Investment operations:
Net investment income (loss) (A)	0.14	0.07	0.10	0.16	0.30
Net realized and unrealized gain (loss)	0.49	(0.60)	0.44	0.13	(0.86)

Total investment operations	0.63	(0.53)	0.54	0.29	(0.56)

Dividends and/or distributions to shareholders:
Net investment income	(0.09)	(0.09)	(0.15)	(0.28)	(0.04)
Net realized gains	—	—	—	—	(0.08)

Total dividends and/or distributions to shareholders	(0.09)	(0.09)	(0.15)	(0.28)	(0.12)

Net asset value, end of year	$9.80	$9.26	$9.88	$9.49	$9.48

Total return	6.84%	(5.37)%	5.75%	3.06%	(5.60)%

Ratio and supplemental data:
Net assets end of year (000’s)	$0	(B)	$0	(B)	$0	(B)	$0	(B)	$0	(B)
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.10%	0.00	%(D)	0.10%	0.00	%(D)	0.00	%(D)
Including waiver and/or reimbursement and recapture	0.10%	0.00	%(D)	0.10%	0.00	%(D)	0.00	%(D)
Net investment income (loss) to average net assets	1.43%	0.67%	1.07%	1.72%	2.96%
Portfolio turnover rate	7%	25%	78%	75%	88%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $1,000.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)	Rounds to less than 0.01% or (0.01)%.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of year	$9.48	$10.02	$9.69	$9.75		$10.44

Investment operations:
Net investment income (loss) (A)	0.20	0.11	0.13	0.11	(B)	0.30
Net realized and unrealized gain (loss)	0.58	(0.57)	0.33	0.09		(0.88)

Total investment operations	0.78	(0.46)	0.46	0.20		(0.58)

Dividends and/or distributions to shareholders:
Net investment income	(0.07)	(0.08)	(0.13)	(0.26)		(0.03)
Net realized gains	—	—	—	—		(0.08)

Total dividends and/or distributions to shareholders	(0.07)	(0.08)	(0.13)	(0.26)		(0.11)

Net asset value, end of year	$10.19	$9.48	$10.02	$9.69		$9.75

Total return	8.27%	(4.63)%	4.76%	2.01%		(5.61)%

Ratio and supplemental data:
Net assets end of year (000’s)	$5,068	$3,236	$2,110	$1,941		$2,022
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	1.11%	1.24%	1.66%	1.37%		1.44%
Including waiver and/or reimbursement and recapture	0.80%	0.80%	0.80%	0.76	%(B)	0.80%
Net investment income (loss) to average net assets	2.03%	1.07%	1.28%	1.07	%(B)	2.94%
Portfolio turnover rate	7%	25%	78%	75%		88%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.04% higher and 0.04% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Multi-Manager Alternative Strategies VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2019

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Multi-Manager Alternative Strategies VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2019

Transamerica Multi-Manager Alternative Strategies VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2019 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2019, is disclosed within the Security Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2019

Transamerica Multi-Manager Alternative Strategies VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SECURITY VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Investment companies: Certain investment companies are valued at the NAV of the underlying Portfolios as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying portfolios and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2019, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2019.

Transamerica Series Trust	Annual Report 2019

Transamerica Multi-Manager Alternative Strategies VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements at December 31, 2019, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities on non-U.S. fixed income investments, as well as on securities traded on U.S. exchanges. Loan counterparties pledge cash collateral with a value of at least 105% of the current value of the loaned securities for non-U.S. equity positions. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio (the “Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2019; however no individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2019, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

All of the Portfolio holdings in investment companies are considered affiliated. Interest, dividends, realized and unrealized gains (losses) are broken out within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $500 million	0.1925%
Over $500 million up to $1 billion	0.1725
Over $1 billion up to $2 billion	0.1525
Over $2 billion	0.1425

Transamerica Series Trust	Annual Report 2019

Transamerica Multi-Manager Alternative Strategies VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.55%	May 1, 2020
Service Class	0.80	May 1, 2020

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the thirty-six months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2019 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the years ended December 31, 2017, December 31, 2018 and December 31, 2019, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available
2017	2018	2019	Total
$ 17,781	$ 13,064	$ 12,872	$ 43,717

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2020. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2019, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2019

Transamerica Multi-Manager Alternative Strategies VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2019, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2019.

6. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2019, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 1,533,360	$ 269,613

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2019, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 5,177,956	$ 66,879	$ (162,494)	$ (95,615)

As of December 31, 2019, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2019, the capital loss carryforwards utilized or expired are $10,704.

Transamerica Series Trust	Annual Report 2019

Transamerica Multi-Manager Alternative Strategies VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2019 and 2018 are as follows:

2019 Distributions Paid From			2018 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 30,040	$ —	$ —	$ 26,272	$ —	$ —

As of December 31, 2019, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 75,788	$ 32,689	$ —	$ —	$ —	$ (95,615)

8. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and has early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

9. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

10. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as sub-adviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Transamerica Series Trust	Annual Report 2019

Transamerica Multi-Manager Alternative Strategies VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

10. LEGAL PROCEEDINGS (continued)

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties have been deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Multi-Manager Alternative Strategies VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Multi-Manager Alternative Strategies VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2020

Transamerica Series Trust	Annual Report 2019

Transamerica Multi-Manager Alternative Strategies VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2019.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Balanced VP

(unaudited)

MARKET ENVIRONMENT

Following the end of 2018’s steep December sell-off, risk assets bounced back in the first quarter of 2019 as dovish pivots from global central banks helped ease financial conditions, and optimism over U.S.-China trade negotiations bolstered investor sentiment. Still, even as risk sentiment improved, fundamental data continued to indicate a slowdown in global growth. The Eurozone saw downside surprises in growth metrics as external demand weakened, driven in part by the persistent slowdown in China. This, in turn, spurred stimulus measures from Chinese policymakers.

In the second quarter, the U.S. Federal Reserve (the “Fed”) signaled an easing bias, indicating that it would act as appropriate to sustain the expansion. Similarly, the European Central Bank suggested that it was primed to provide additional stimulus in the form of rate cuts or quantitative easing. ”Safe-haven” and risk assets alike rallied as financial conditions eased in anticipation of easier global monetary policy. While risk sentiment moved in tandem with the ebb and flow of global trade tensions throughout the quarter, the S&P 500® still set new highs, and credit spreads broadly tightened.

The third quarter was marked by financial markets moving in tandem with geopolitical uncertainty, particularly in August when escalating trade tensions with China precipitated a steep sell-off in risk assets and a surge in demand for sovereign bonds. However, investor fears subsided towards the end of the third quarter, which led to some reprieve in the market declines.

Renewed optimism about the U.S.-China “Phase One Trade Deal” outweighed concerns of softening economic data and provided a boost to risk appetites throughout the fourth quarter. Despite global economic data remaining largely mixed, trade discussions continued to support improved risk sentiment through year-end and capped a year of strong risk asset returns. U.S. equities closed at new highs, credit spreads tightened, and the dollar weakened. Meanwhile, civil unrest and political uncertainty continued to persist in various regions across the world.

Over the 12-month period ended December 31, 2019, equity markets saw new highs, U.S. Treasury fell across the yield curve, and developed market yields fell in tandem. Within the spread markets, front-to-mid breakevens and mortgage-backed security spreads widened slightly, while corporate credit spreads, especially high yield, tightened over the period. Developed market currencies were mixed, with the British pound and Japanese yen strengthening, while the Euro weakened. Emerging market currencies faced bouts of volatility, particularly amid the U.S.-China trade war developments.

PERFORMANCE

For the year ended December 31, 2019, Transamerica PIMCO Tactical – Balanced VP, Initial Class returned 19.90%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Transamerica PIMCO Tactical – Balanced VP Blended Benchmark, returned 31.49% and 20.43% respectively.

STRATEGY REVIEW

During 2019’s periodic but infrequent bouts of market volatility, the Portfolio dynamically adjusted its equity exposure. The Portfolio maintained near maximum equity exposure, as risk markets generally rose throughout 2019 off the back of global monetary easing led by the Fed, positive trade developments, and an apparent stabilization of economic fundamentals, all of which supported risk sectors. While an overweight equity position for much of the market rally added to relative performance in the Portfolio, downside risk mitigation strategies, obtained via S&P 500® put options contracts, partially offset relative gains. Consistent with the strategy, this tail risk hedge was sized to the equity beta, which was near maximum throughout the fiscal year.

The Portfolio’s fixed income allocations detracted from performance. U.S. duration and yield curve positioning, partially facilitated through the use of futures, interest rate swaps, and options, detracted from performance, and an underweight to headline duration detracted in the beginning of the year when yields broadly fell across developed markets. Outside the U.S., exposure to the Eurozone added to performance, but was partially offset by short positions in the U.K. and Japan, facilitated by interest rate swaps. Within a diversified set of spread sectors, exposure to non-Agency mortgage-backed securities and an allocation to investment-grade corporate credit, which was partially facilitated through the use of credit default swaps, added to performance as corporate spreads tightened. An allocation to Treasury Inflation-Protected Securities, in lieu of nominal Treasury, added moderately to performance, particularly in the fourth quarter when inflation expectations picked up.

During the fiscal year, the Portfolio used derivatives. These positions added to performance.

Michael Cudzil

Yang Lu

Mohit Mittal

Graham A. Rennison

Co-Portfolio Managers

Pacific Investment Management Company LLC

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Balanced VP

(unaudited)

Asset Allocation	Percentage of Net Assets
Repurchase Agreements	45.8%
U.S. Government Obligations	28.8
Corporate Debt Securities	28.5
U.S. Government Agency Obligations	13.2
Mortgage-Backed Securities	3.3
Asset-Backed Securities	3.2
Foreign Government Obligations	3.1
Exchange-Traded Options Purchased	1.1
Other Investment Company	0.8
Municipal Government Obligations	0.6
Loan Assignment	0.2
Certificates of Deposit	0.1
Short-Term U.S. Government Obligation	0.1
Net Other Assets (Liabilities) ^	(28.8)
Total	100.0%

Current	and future portfolio holdings are subject to change and risk.

Portfolio Characteristics	Years
Average Maturity §	6.63
Duration †	4.33
^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Balanced VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	19.90%	5.35%	4.08%	05/01/2009
S&P 500® (A)	31.49%	11.70%	13.56%
Transamerica PIMCO Tactical - Balanced VP Blended Benchmark (A) (B) (C) (D) (E) (F)	20.43%	7.18%	8.54%
Service Class	19.68%	5.08%	3.82%	05/01/2009

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica PIMCO Tactical - Balanced VP Blended Benchmark is composed of the following benchmarks: 40% Bloomberg Barclays US Government/Credit Index, 35% S&P 500®, 10% MSCI EAFE Index, 10% Bloomberg Barclays Long Government/Credit Index, and 5% Russell 2000® Index.

(C) The Bloomberg Barclays US Government/Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates.

(D) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(E) The Bloomberg Barclays Long Government/Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates with remaining maturities of 10 years or more.

(F) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Tactical Asset Allocation is a portfolio strategy that attempts to take advantage of market highs and lows. The selection of a Tactical Asset Allocation portfolio will not guarantee a profit nor protect against a loss.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market.

Fixed income investing is subject to credit risk, inflation risk, and interest rate risk. Credit risk is the risk that a bond issuer may default on their principal and interest payments. Inflation risk is the risk that inflation could outpace a bond’s interest income. Interest rate risk is the risk that fluctuations in interest rates will affect the price of a bond.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Balanced VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2019, and held for the entire six-month period until December 31, 2019.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,061.40	$4.73	$1,020.60	$4.63	0.91%
Service Class	1,000.00	1,060.40	6.02	1,019.40	5.90	1.16

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS

At December 31, 2019

	Principal	Value
ASSET-BACKED SECURITIES - 3.2%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2004-R3, Class M1, 1-Month LIBOR + 0.78%, 2.57% (A), 05/25/2034	$ 320,005	$ 320,987
Arbor Realty Commercial Real Estate Notes, Ltd. Series 2019-FL1, Class A, 1-Month LIBOR + 1.15%, 2.89% (A), 05/15/2037 (B)	700,000	699,999
Avery Point IV CLO, Ltd. Series 2014-1A, Class AR, 3-Month LIBOR + 1.10%, 3.04% (A), 04/25/2026 (B)	334,743	334,847
Baring BDC Static CLO, Ltd. Series 2019-1A, Class A1, 3-Month LIBOR + 1.02%, 3.02% (A), 04/15/2027 (B)	629,139	629,405
Crown Point CLO, Ltd. Series 2018-5A, Class A, 3-Month LIBOR + 0.94%, 2.94% (A), 07/17/2028 (B)	900,000	894,057
CVP Cascade CLO, Ltd. Series 2013-CLO1, Class A1R, 3-Month LIBOR + 1.15%, 3.15% (A), 01/16/2026 (B)	626,219	626,599
Dryden XXV Senior Loan Fund Series 2012-25A, Class ARR, 3-Month LIBOR + 0.90%, 2.89% (A), 10/15/2027 (B)	1,400,000	1,400,048
Encore Credit Receivables Trust Series 2005-1, Class M1, 1-Month LIBOR + 0.66%, 2.45% (A), 07/25/2035	449,642	445,502
FFMLT Trust Series 2005-FF2, Class M4, 1-Month LIBOR + 0.89%, 2.68% (A), 03/25/2035	164,380	165,030
Figueroa CLO, Ltd. Series 2013-2A, Class A1RR, 3-Month LIBOR + 0.85%, 2.76% (A), 06/20/2027 (B)	337,271	337,351
Flagship CLO VIII, Ltd. Series 2014-8A, Class ARR, 3-Month LIBOR + 0.85%, 2.85% (A), 01/16/2026 (B)	281,305	281,333
Ford Credit Auto Owner Trust Series 2016-2, Class A, 2.03%, 12/15/2027 (B)	2,200,000	2,200,356
Fremont Home Loan Trust Series 2005-1, Class M5, 1-Month LIBOR + 1.07%, 2.86% (A), 06/25/2035	400,000	399,445
Gallatin CLO IX, Ltd. Series 2018-1A, Class A, 3-Month LIBOR + 1.05%, 3.02% (A), 01/21/2028 (B)	500,000	499,544

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Halcyon Loan Advisors Funding, Ltd. Series 2014-3A, Class AR, 3-Month LIBOR + 1.10%, 3.05% (A), 10/22/2025 (B)	$ 565,649	$ 565,767
JPMorgan Mortgage Acquisition Trust Series 2007-CH5, Class A5, 1-Month LIBOR + 0.26%, 2.05% (A), 06/25/2037	1,100,000	1,085,846
Legacy Mortgage Asset Trust Series 2019-GS3, Class A1, 3.75% (A), 04/25/2059 (B)	828,415	835,152
LoanCore Issuer, Ltd. Series 2019-CRE2, Class A, 1-Month LIBOR + 1.13%, 2.87% (A), 05/15/2036 (B)	700,000	699,999
Loomis Sayles CLO II, Ltd. Series 2015-2A, Class A1R, 3-Month LIBOR + 0.90%, 2.90% (A), 04/15/2028 (B)	1,600,000	1,589,746
Master Asset-Backed Securities Trust Series 2004-WMC3, Class M1, 1-Month LIBOR + 0.83%, 2.62% (A), 10/25/2034	386,295	386,333
Mountain View CLO, Ltd. Series 2014-1A, Class ARR, 3-Month LIBOR + 0.80%, 2.80% (A), 10/15/2026 (B)	615,926	614,706
Northstar Education Finance, Inc. Series 2012-1, Class A, 1-Month LIBOR + 0.70%, 2.49% (A), 12/26/2031 (B)	28,945	28,649
Palmer Square Loan Funding, Ltd. Series 2018-4A, Class A1, 3-Month LIBOR + 0.90%, 2.81% (A), 11/15/2026 (B)	531,914	532,087
PHEAA Student Loan Trust Series 2016-2A, Class A, 1-Month LIBOR + 0.95%, 2.74% (A), 11/25/2065 (B)	431,545	427,227
Saxon Asset Securities Trust Series 2005-4, Class M2, 1-Month LIBOR + 0.45%, 2.24% (A), 11/25/2037	500,000	486,801
SMB Private Education Loan Trust Series 2016-B, Class A2B, 1-Month LIBOR + 1.45%, 3.19% (A), 02/17/2032 (B)	1,181,739	1,190,740
Towd Point Mortgage Trust Series 2019-SJ3, Class A1, 3.00% (A), 11/25/2059 (B)	390,495	391,173
Zais CLO, Ltd. Series 2014-1A, Class A1AR, 3-Month LIBOR + 1.15%, 3.15% (A), 04/15/2028 (B)	700,000	699,994

Total Asset-Backed Securities (Cost $18,674,093)		18,768,723

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value
CERTIFICATE OF DEPOSIT - 0.1%
Banks - 0.1%
Lloyds Bank Corporate Markets PLC 3-Month LIBOR + 0.50%, 2.51% (A) (C), 10/26/2020	$ 800,000	$ 800,000

Total Certificate of Deposit (Cost $800,000)		800,000

CORPORATE DEBT SECURITIES - 28.5%
Aerospace & Defense - 0.1%
Spirit AeroSystems, Inc.
3.85%, 06/15/2026	300,000	305,987
3.95%, 06/15/2023	200,000	206,201

		512,188

Airlines - 0.8%
American Airlines Pass-Through Trust
3.00%, 04/15/2030	523,116	533,246
3.25%, 04/15/2030	174,366	178,644
3.50%, 08/15/2033	100,000	102,482
4.00%, 01/15/2027	58,237	61,036
British Airways Pass-Through Trust
3.35%, 12/15/2030 (B)	300,000	309,024
3.80%, 03/20/2033 (B)	375,370	397,440
Norwegian Air Shuttle Pass-Through Trust 4.88%, 11/10/2029 (B)	1,629,629	1,580,752
Spirit Airlines Pass-Through Trust 3.65%, 08/15/2031	184,871	190,335
United Airlines Pass-Through Trust
2.88%, 04/07/2030	804,849	815,083
3.10%, 04/07/2030	804,849	814,456

		4,982,498

Banks - 6.8%
AIB Group PLC 4.75%, 10/12/2023 (B)	700,000	752,565
Bank of America Corp.
2.63%, 10/19/2020, MTN	950,000	955,438
Fixed until 12/20/2027, 3.42% (A), 12/20/2028	4,954,000	5,202,412
Bank of Ireland Group PLC 4.50%, 11/25/2023 (B)	700,000	746,546
Bank of Montreal 1.75%, 06/15/2021 (B) (D)	1,600,000	1,599,868
Barclays PLC
3.65%, 03/16/2025	1,200,000	1,249,050
4.34%, 01/10/2028	600,000	643,978
Fixed until 02/15/2022, 4.61% (A), 02/15/2023	700,000	731,152
BNP Paribas SA Fixed until 01/10/2024, 4.71% (A), 01/10/2025 (B)	1,300,000	1,408,612
CIT Group, Inc. 4.13%, 03/09/2021	400,000	407,544
Citigroup, Inc. 4.40%, 06/10/2025	1,200,000	1,304,510
Dexia Credit Local SA 1.88%, 09/15/2021 (B)	2,500,000	2,501,393
HSBC USA, Inc. 2.75%, 08/07/2020	1,770,000	1,777,630

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
JPMorgan Chase & Co. 3.25%, 09/23/2022	$ 200,000	$ 206,929
Lloyds Banking Group PLC
4.38%, 03/22/2028	400,000	441,195
4.55%, 08/16/2028	1,400,000	1,568,510
Mitsubishi UFJ Financial Group, Inc. 3-Month LIBOR + 1.88%, 3.79% (A), 03/01/2021	987,000	1,004,754
Mitsubishi UFJ Trust & Banking Corp. 2.65%, 10/19/2020 (B) (D)	200,000	201,002
Mizuho Financial Group, Inc. 3-Month LIBOR + 1.00%, 2.89% (A), 09/11/2024 (D)	600,000	606,193
MUFG Bank, Ltd. 2.30%, 03/05/2020 (B)	350,000	350,201
MUFG Union Bank NA 2.10%, 12/09/2022	450,000	451,264
Royal Bank of Scotland Group PLC
Fixed until 05/18/2028, 4.89% (A), 05/18/2029	600,000	678,732
6.10%, 06/10/2023	200,000	220,212
Fixed until 08/15/2021 (E), 8.63% (A)	1,000,000	1,072,500
Santander Group Holdings PLC
2.88%, 10/16/2020	1,660,000	1,667,337
3.13%, 01/08/2021	200,000	201,709
Fixed until 11/03/2027, 3.82% (A), 11/03/2028	200,000	210,984
Santander PLC 2.38%, 03/16/2020	3,400,000	3,401,793
Stichting AK Rabobank Certificaten 6.50%, 12/29/2049 (E) (F)	EUR 700,000	998,173
Sumitomo Mitsui Banking Corp. 2.65%, 07/23/2020, MTN	$ 1,790,000	1,796,900
Sumitomo Mitsui Financial Group, Inc. 2.63%, 07/14/2026	400,000	400,377
UniCredit SpA
6.57%, 01/14/2022 (B)	600,000	644,416
7.83%, 12/04/2023 (B)	700,000	815,668
Wells Fargo & Co.
2.50%, 03/04/2021	300,000	302,156
2.55%, 12/07/2020, MTN	160,000	160,975
3.00%, 02/19/2025, MTN	500,000	515,961
Fixed until 06/17/2026, 3.20% (A), 06/17/2027, MTN	500,000	518,832
Westpac Banking Corp. 2.25%, 11/09/2020 (B)	2,400,000	2,404,481

		40,121,952

Beverages - 0.2%
Bacardi, Ltd.
4.45%, 05/15/2025 (B)	100,000	107,849
4.70%, 05/15/2028 (B) (D)	300,000	327,025
5.15%, 05/15/2038 (B)	100,000	113,012
Pernod Ricard SA 5.75%, 04/07/2021 (B)	200,000	209,353
Suntory Holdings, Ltd. 2.25%, 10/16/2024 (B)	700,000	695,746

		1,452,985

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Biotechnology - 0.2%
AbbVie, Inc. 2.60%, 11/21/2024 (B)	$ 500,000	$ 504,046
Amgen, Inc. 4.40%, 05/01/2045	500,000	560,274

		1,064,320

Building Products - 0.0% (G)
Fortune Brands Home & Security, Inc. 4.00%, 06/15/2025	140,000	150,047

Capital Markets - 1.7%
Brighthouse Holdings LLC 6.50% (H), 07/27/2037 (B) (E)	300,000	306,000
Credit Suisse Group Funding Guernsey, Ltd. 3.75%, 03/26/2025	2,900,000	3,069,801
Deutsche Bank AG
3-Month LIBOR + 1.29%, 3.19% (A), 02/04/2021	900,000	901,432
Fixed until 11/26/2024, 3.96% (A), 11/26/2025	300,000	306,539
4.25%, 10/14/2021	100,000	102,852
Lazard Group LLC
3.75%, 02/13/2025	81,000	85,568
4.38%, 03/11/2029	100,000	108,994
Moody’s Corp. 5.25%, 07/15/2044	100,000	126,843
Morgan Stanley
4.00%, 07/23/2025, MTN	140,000	151,489
5.50%, 07/24/2020, MTN	4,100,000	4,182,739
S&P Global, Inc. 4.40%, 02/15/2026	80,000	88,727
UBS Group AG 4.13%, 09/24/2025 (B)	800,000	870,438

		10,301,422

Chemicals - 0.4%
Huntsman International LLC
4.50%, 05/01/2029	400,000	425,092
5.13%, 11/15/2022	200,000	213,633
International Flavors & Fragrances, Inc. 3.40%, 09/25/2020	600,000	605,137
Sasol Financing USA LLC 5.88%, 03/27/2024	300,000	324,858
Syngenta Finance NV
4.44%, 04/24/2023 (B)	200,000	208,873
5.18%, 04/24/2028 (B)	400,000	431,135

		2,208,728

Commercial Services & Supplies - 0.2%
Ashtead Capital, Inc. 4.00%, 05/01/2028 (B)	500,000	505,000
RELX Capital, Inc. 4.00%, 03/18/2029	600,000	651,703

		1,156,703

Consumer Finance - 0.7%
Discover Financial Services 4.50%, 01/30/2026	300,000	327,960
Ford Motor Credit Co. LLC
3-Month LIBOR + 0.81%, 2.85% (A), 04/05/2021	200,000	199,067

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Consumer Finance (continued)
Ford Motor Credit Co. LLC (continued)
3-Month LIBOR + 0.93%, 2.86% (A), 09/24/2020, MTN	$ 800,000	$ 801,128
5.75%, 02/01/2021	500,000	516,144
Hyundai Capital America 2.85%, 11/01/2022 (B)	700,000	707,801
Navient Corp. 5.00%, 10/26/2020	100,000	101,470
Nissan Motor Acceptance Corp. 2.80%, 01/13/2022 (B)	600,000	603,926
Synchrony Financial
2.70%, 02/03/2020	41,000	41,014
5.15%, 03/19/2029 (D)	100,000	113,789
Volkswagen Group of America Finance LLC 2.70%, 09/26/2022 (B)	500,000	505,714

		3,918,013

Containers & Packaging - 0.1%
Trivium Packaging Finance BV 5.50%, 08/15/2026 (B)	300,000	316,125

Diversified Consumer Services - 0.6%
Nationwide Building Society 3.90%, 07/21/2025 (B)	3,200,000	3,451,767

Diversified Financial Services - 1.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.45%, 10/01/2025 - 04/03/2026	1,600,000	1,719,982
Doric Nimrod Air Alpha Pass-Through Trust 5.25%, 05/30/2025 (B)	83,391	85,784
Fairstone Financial, Inc. 7.88%, 07/15/2024 (B)	300,000	322,500
GE Capital International Funding Unlimited Co. 2.34%, 11/15/2020	500,000	500,404
Helios Leasing I LLC 1.56%, 09/28/2024	83,921	83,043
LeasePlan Corp. NV 2.88%, 10/24/2024 (B)	600,000	599,796
Mitsubishi UFJ Lease & Finance Co., Ltd. 2.65%, 09/19/2022 (B)	700,000	704,685
ORIX Corp. 3.25%, 12/04/2024	900,000	938,314
Protective Life Global Funding 2.70%, 11/25/2020 (B)	1,590,000	1,600,385
Tagua Leasing LLC 1.58%, 11/16/2024	88,305	87,454

		6,642,347

Diversified Telecommunication Services - 0.5%
AT&T, Inc.
3-Month LIBOR + 0.93%, 2.89% (A), 06/30/2020	170,000	170,603
4.30%, 02/15/2030	61,000	67,783
4.35%, 03/01/2029	800,000	890,010
Bell Canada, Inc. 4.30%, 07/29/2049	300,000	339,835
Telstra Corp., Ltd. 4.80%, 10/12/2021 (B)	200,000	209,493

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services (continued)
Verizon Communications, Inc. 4.33%, 09/21/2028	$ 1,041,000	$ 1,181,503

		2,859,227

Electric Utilities - 1.9%
AEP Texas, Inc. 3.95%, 06/01/2028	800,000	869,958
Appalachian Power Co. 3.40%, 06/01/2025	1,430,000	1,486,581
Avangrid, Inc. 3.80%, 06/01/2029	700,000	742,835
Edison International 3.55%, 11/15/2024	200,000	204,870
Enel Finance International NV
2.65%, 09/10/2024 (B)	1,000,000	1,003,373
4.63%, 09/14/2025 (B)	200,000	218,257
Entergy LLC
2.85%, 06/01/2028	1,300,000	1,329,891
3.30%, 12/01/2022	150,000	154,339
IPALCO Enterprises, Inc. 3.70%, 09/01/2024	600,000	620,722
NextEra Energy Capital Holdings, Inc. 3.20%, 02/25/2022	600,000	615,303
Pacific Gas & Electric Co.
3.50%, 06/15/2025 (I)	40,000	40,000
4.25%, 08/01/2023 (B) (I)	400,000	410,000
Perusahaan Listrik Negara PT 4.38%, 02/05/2050 (B)	600,000	607,500
Southern California Edison Co.
3.90%, 03/15/2043	200,000	205,160
4.00%, 04/01/2047	900,000	947,567
4.05%, 03/15/2042	100,000	103,610
4.65%, 10/01/2043	100,000	113,460
Southwestern Electric Power Co. 6.20%, 03/15/2040	1,000,000	1,317,781
SP Group Treasury Pte, Ltd. 3.38%, 02/27/2029 (B)	400,000	428,779

		11,419,986

Electronic Equipment, Instruments & Components - 0.1%
Arrow Electronics, Inc. 3.25%, 09/08/2024	500,000	514,154
Flex, Ltd. 4.88%, 06/15/2029	300,000	325,919

		840,073

Energy Equipment & Services - 0.4%
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc. 3.14%, 11/07/2029	50,000	51,485
Energy Transfer Partners, LP / Regency Energy Finance Corp. 4.50%, 11/01/2023	1,900,000	2,013,154
Odebrecht Drilling Norbe VIII / IX, Ltd. 6.35%, 12/01/2021 (F)	190,010	189,062

		2,253,701

Entertainment - 0.1%
Walt Disney Co. 2.00%, 09/01/2029	500,000	485,249

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts - 2.5%
Alexandria Real Estate Equities, Inc.
3.95%, 01/15/2027	$ 300,000	$ 323,097
4.30%, 01/15/2026	800,000	878,285
4.50%, 07/30/2029	700,000	789,480
American Tower Corp.
3.38%, 10/15/2026	1,400,000	1,455,663
3.50%, 01/31/2023	100,000	103,633
4.00%, 06/01/2025	1,250,000	1,337,753
Brixmor Operating Partnership, LP 3-Month LIBOR + 1.05%, 2.96% (A), 02/01/2022	800,000	799,511
Crown Castle International Corp.
4.45%, 02/15/2026	390,000	427,275
5.25%, 01/15/2023	1,600,000	1,738,103
Equinix, Inc. 2.63%, 11/18/2024	300,000	300,558
Essex Portfolio, LP 4.00%, 03/01/2029	700,000	760,682
Federal Realty Investment Trust 3.63%, 08/01/2046	250,000	254,105
National Retail Properties, Inc. 4.80%, 10/15/2048	700,000	845,655
UDR, Inc. 3.00%, 08/15/2031	100,000	100,196
VEREIT Operating Partnership, LP 4.63%, 11/01/2025	800,000	876,085
Welltower, Inc.
3.95%, 09/01/2023	300,000	316,649
4.95%, 09/01/2048	600,000	720,590
Weyerhaeuser Co. 4.00%, 11/15/2029	1,500,000	1,623,876
WP Carey, Inc. 4.60%, 04/01/2024	800,000	857,854

		14,509,050

Food & Staples Retailing - 0.0% (G)
CVS Pass-Through Trust 4.16%, 08/11/2036 (B)	83,403	85,298

Food Products - 0.2%
Conagra Brands, Inc. 5.30%, 11/01/2038	200,000	237,525
Kraft Heinz Foods Co.
4.38%, 06/01/2046	500,000	492,885
4.88%, 02/15/2025 (B)	327,000	335,983

		1,066,393

Gas Utilities - 0.2%
Dominion Energy Gas Holdings LLC 2.50%, 11/15/2024	500,000	502,343
Southern California Gas Co. 4.13%, 06/01/2048	900,000	1,002,012

		1,504,355

Health Care Equipment & Supplies - 0.5%
Boston Scientific Corp. 3.38%, 05/15/2022	1,430,000	1,476,847
Zimmer Biomet Holdings, Inc.
2.70%, 04/01/2020	1,640,000	1,641,066
3.15%, 04/01/2022	80,000	81,681
3.55%, 04/01/2025	80,000	84,369

		3,283,963

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services - 0.7%
Adventist Health System 2.43%, 09/01/2024	$ 600,000	$ 601,076
AHS Hospital Corp. 5.02%, 07/01/2045	600,000	747,873
Centene Corp. 4.75%, 01/15/2025 (B)	200,000	207,746
CHRISTUS Health 4.34%, 07/01/2028	600,000	662,878
CVS Health Corp. 5.05%, 03/25/2048	700,000	829,518
Hackensack Meridian Health, Inc. 4.50%, 07/01/2057	300,000	353,526
Northwell Healthcare, Inc. 3.98%, 11/01/2046	700,000	717,172

		4,119,789

Hotels, Restaurants & Leisure - 0.4%
GLP Capital, LP / GLP Financing II, Inc.
4.00%, 01/15/2030	400,000	408,280
5.38%, 04/15/2026	100,000	110,540
Las Vegas Sands Corp. 2.90%, 06/25/2025	300,000	303,189
McDonald’s Corp. 3.80%, 04/01/2028, MTN	700,000	765,556
Sands China, Ltd. 4.60%, 08/08/2023	300,000	316,608
Wynn Macau, Ltd. 5.13%, 12/15/2029 (B)	200,000	204,102

		2,108,275

Industrial Conglomerates - 0.1%
General Electric Co. 5.55%, 01/05/2026, MTN	400,000	458,978

Insurance - 2.1%
Berkshire Hathaway Finance Corp. 4.20%, 08/15/2048	600,000	710,386
First American Financial Corp.
4.30%, 02/01/2023 (D)	100,000	103,587
4.60%, 11/15/2024	50,000	53,511
Great-West Lifeco Finance, LP 4.05%, 05/17/2028 (B)	300,000	331,464
Jackson National Life Global Funding 2.60%, 12/09/2020 (B)	1,580,000	1,590,239
MetLife, Inc. 4.05%, 03/01/2045	40,000	46,439
Metropolitan Life Global Funding I
2.00%, 04/14/2020 (B)	250,000	250,045
2.50%, 12/03/2020 (B)	1,820,000	1,828,926
New York Life Insurance Co. 4.45%, 05/15/2069 (B)	200,000	229,264
Pacific Life Insurance Co. Fixed until 10/24/2047, 4.30% (A), 10/24/2067 (B)	1,500,000	1,601,250
Pricoa Global Funding I 2.55%, 11/24/2020 (B)	1,590,000	1,598,885
Principal Life Global Funding II
2.20%, 04/08/2020 (B)	1,300,000	1,300,708
3.00%, 04/18/2026 (B)	500,000	517,108

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
Reinsurance Group of America, Inc. 3.90%, 05/15/2029	$ 200,000	$ 213,406
RenaissanceRe Holdings, Ltd. 3.60%, 04/15/2029	400,000	421,164
Teachers Insurance & Annuity Association of America 4.27%, 05/15/2047 (B)	1,200,000	1,364,932
Travelers Cos., Inc. 3.75%, 05/15/2046	100,000	109,221

		12,270,535

Interactive Media & Services - 0.2%
Tencent Holdings, Ltd.
3-Month LIBOR + 0.91%, 2.89% (A), 04/11/2024 (B)	600,000	602,748
3.98%, 04/11/2029 (B)	800,000	863,966

		1,466,714

Machinery - 0.2%
Westinghouse Air Brake Technologies Corp. 4.40%, 03/15/2024	900,000	955,633

Marine - 0.1%
AP Moller - Maersk A/S 3.88%, 09/28/2025 (B)	450,000	466,634

Media - 0.9%
CCO Holdings LLC / CCO Holdings Capital Corp. 4.75%, 03/01/2030 (B)	1,200,000	1,221,636
Charter Communications Operating LLC / Charter Communications Operating Capital
4.20%, 03/15/2028	800,000	852,844
4.80%, 03/01/2050	300,000	316,351
Comcast Corp.
4.40%, 08/15/2035	50,000	58,651
4.75%, 03/01/2044	1,600,000	1,947,304
Discovery Communications LLC 5.00%, 09/20/2037	500,000	565,093
SES SA 3.60%, 04/04/2023 (B)	200,000	204,341
Sky, Ltd. 3.13%, 11/26/2022 (B)	80,000	82,227

		5,248,447

Metals & Mining - 0.0% (G)
Newmont Goldcorp Corp. 2.80%, 10/01/2029	100,000	99,076

Multi-Utilities - 0.1%
CenterPoint Energy, Inc. Fixed until 09/01/2023 (E), 6.13% (A)	600,000	634,500

Oil, Gas & Consumable Fuels - 1.5%
APT Pipelines, Ltd. 4.25%, 07/15/2027 (B)	500,000	538,386
Diamondback Energy, Inc. 2.88%, 12/01/2024	500,000	505,839
Dolphin Energy, Ltd. LLC 5.50%, 12/15/2021 (F)	400,000	422,988
Energy Transfer Operating, LP
4.05%, 03/15/2025	400,000	420,552
4.75%, 01/15/2026	100,000	108,296
7.50%, 07/01/2038	150,000	193,216

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Eni SpA 4.75%, 09/12/2028 (B)	$ 400,000	$ 452,878
ONEOK, Inc. 4.35%, 03/15/2029	1,200,000	1,299,825
Pioneer Natural Resources Co. 7.50%, 01/15/2020	650,000	651,079
Sabine Pass Liquefaction LLC 5.75%, 05/15/2024	1,700,000	1,896,686
Sinopec Group Overseas Development, Ltd. 4.13%, 09/12/2025 (B)	900,000	971,331
Valero Energy Corp. 4.00%, 04/01/2029	800,000	863,093
Woodside Finance, Ltd.
3.65%, 03/05/2025 (B)	40,000	41,447
3.70%, 03/15/2028 (B)	700,000	724,210

		9,089,826

Pharmaceuticals - 0.7%
Baxalta, Inc. 3.60%, 06/23/2022	15,000	15,400
Bayer US Finance II LLC 4.63%, 06/25/2038 (B)	1,600,000	1,739,121
Bristol-Myers Squibb Co. 3.20%, 06/15/2026 (B)	900,000	945,557
Shire Acquisitions Investments Ireland DAC 3.20%, 09/23/2026	500,000	515,297
Zoetis, Inc. 3.90%, 08/20/2028	800,000	868,111

		4,083,486

Professional Services - 0.1%
IHS Markit, Ltd. 4.75%, 08/01/2028	500,000	556,883

Road & Rail - 0.3%
Fortress Transportation & Infrastructure Investors LLC 6.50%, 10/01/2025 (B)	700,000	738,850
Kansas City Southern 4.95%, 08/15/2045	500,000	593,898
Park Aerospace Holdings, Ltd.
4.50%, 03/15/2023 (B)	100,000	104,700
5.50%, 02/15/2024 (B)	300,000	329,373
Union Pacific Corp. 4.10%, 09/15/2067	300,000	304,508

		2,071,329

Semiconductors & Semiconductor Equipment - 0.2%
Broadcom, Inc. 3.13%, 04/15/2021 (B)	900,000	910,927
Marvell Technology Group, Ltd. 4.20%, 06/22/2023	400,000	422,426

		1,333,353

Software - 0.4%
Microsoft Corp. 4.10%, 02/06/2037	800,000	946,404
Oracle Corp. 2.95%, 05/15/2025	1,250,000	1,301,312

		2,247,716

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Specialty Retail - 0.1%
QVC, Inc.
4.45%, 02/15/2025 (D)	$ 300,000	$ 310,288
4.85%, 04/01/2024	100,000	104,800

		415,088

Technology Hardware, Storage & Peripherals - 0.5%
Apple, Inc.
2.90%, 09/12/2027	400,000	416,456
3.35%, 02/09/2027	400,000	426,074
4.65%, 02/23/2046	400,000	501,901
Dell International LLC / EMC Corp.
5.30%, 10/01/2029 (B) (D)	100,000	112,759
8.10%, 07/15/2036 (B)	1,100,000	1,446,432

		2,903,622

Tobacco - 0.1%
BAT Capital Corp. 4.39%, 08/15/2037	500,000	506,330
Imperial Brands Finance PLC 3.75%, 07/21/2022 (B)	200,000	205,929

		712,259

Trading Companies & Distributors - 0.1%
BOC Aviation, Ltd. 3.50%, 10/10/2024 (B)	400,000	412,762

Transportation Infrastructure - 0.1%
Sydney Airport Finance Co. Pty, Ltd. 3.38%, 04/30/2025 (B)	350,000	361,875

Wireless Telecommunication Services - 0.3%
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC
4.74%, 09/20/2029 (B)	600,000	635,388
5.15%, 09/20/2029 (B)	600,000	654,000
Vodafone Group PLC 3.75%, 01/16/2024	500,000	528,903

		1,818,291

Total Corporate Debt Securities (Cost $160,443,452)		168,421,461

FOREIGN GOVERNMENT OBLIGATIONS - 3.1%
Canada - 0.3%
Province of Quebec 2.50%, 04/20/2026	1,700,000	1,745,167

Indonesia - 0.2%
Indonesia Government International Bond 4.45%, 02/11/2024 (D)	1,300,000	1,399,734

Japan - 1.1%
Japan Finance Organization for Municipalities 2.13%, 04/13/2021 - 10/25/2023 (B)	3,900,000	3,909,728
Tokyo Metropolitan Government 2.00%, 05/17/2021 (B)	2,600,000	2,597,061

		6,506,789

Kuwait - 0.1%
Kuwait International Government Bond 3.50%, 03/20/2027 (F)	800,000	859,712

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Peru - 0.3%
Peru Government International Bond
5.94%, 02/12/2029 (B)	PEN 1,900,000	$ 646,962
5.94%, 02/12/2029 (F)	1,900,000	644,208
8.20%, 08/12/2026 (B)	1,200,000	460,870

		1,752,040

Qatar - 0.8%
Qatar Government International Bond
2.38%, 06/02/2021 (F)	$ 4,100,000	4,110,627
4.50%, 01/20/2022 (F)	700,000	733,362

		4,843,989

Republic of Korea - 0.1%
Export-Import Bank of Korea 1.93%, 02/24/2020, MTN (F) (J)	CAD 400,000	307,919

Republic of South Africa - 0.1%
Republic of South Africa Government International Bond 4.85%, 09/30/2029	$ 300,000	300,000

United Arab Emirates - 0.1%
Abu Dhabi Government International Bond 3.13%, 10/11/2027 (B)	700,000	733,142

Total Foreign Government Obligations (Cost $18,018,325)		18,448,492

LOAN ASSIGNMENT - 0.2%
Capital Markets - 0.2%
Zephyrus Capital Aviation Partners LLC Term Loan, TBD, 10/15/2038 (K) (L) (M)	1,223,339	1,205,215

Total Loan Assignment (Cost $1,206,057)		1,205,215

MORTGAGE-BACKED SECURITIES - 3.3%
Aggregator of Loans Backed by Assets PLC Series 2015-1, Class A, 1-Month GBP LIBOR + 1.25%, 1.96% (A), 04/24/2049 (F)	GBP 339,089	449,785
BAMLL Commercial Mortgage Securities Trust Series 2019-RLJ, Class A, 1-Month LIBOR + 1.05%, 2.79% (A), 04/15/2036 (B)	$ 700,000	699,139
Bear Stearns Alt-A Trust Series 2005-5, Class 1A1, 1-Month LIBOR + 0.44%, 2.23% (A), 07/25/2035	9,143	9,158
ChaseFlex Trust Series 2007-2, Class A1, 1-Month LIBOR + 0.28%, 2.07% (A), 05/25/2037	569,271	544,367
CHL Mortgage Pass-Through Trust Series 2005-9, Class 1A1, 1-Month LIBOR + 0.60%, 2.39% (A), 05/25/2035	47,911	42,152

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Citigroup Mortgage Loan Trust, Inc. Series 2019-B, Class A1, 3.26% (A), 04/25/2066 (B)	$ 288,988	$ 289,327
COMM Mortgage Trust Series 2018-HOME, Class A, 3.82% (A), 04/10/2033 (B)	700,000	752,179
Credit Suisse Mortgage Capital Certificates
Series 2019-RPL4, Class A1,
3.83%, 08/26/2058 (B)	380,012	383,000
Series 2019-RPL9, Class A1,
3.32% (A), 10/27/2059 (B)	298,599	298,236
DBUBS Mortgage Trust Series 2017-BRBK, Class A, 3.45%, 10/10/2034 (B)	1,600,000	1,666,926
Dukinfield PLC Series 1, Class A, 3-Month GBP LIBOR + 1.00%, 1.79% (A), 08/15/2045 (F)	GBP 170,442	226,146
Eurosail PLC Series 2006-4X, Class A3C, 3-Month GBP LIBOR + 0.16%, 0.95% (A), 12/10/2044 (F)	187,017	244,870
HarborView Mortgage Loan Trust Series 2005-4, Class 3A1, 4.34% (A), 07/19/2035	$ 92,608	86,899
Independence Plaza Trust Series 2018-INDP, Class A, 3.76%, 07/10/2035 (B)	900,000	939,602
La Hipotecaria El Salvadorian Mortgage Trust Series 2016-1A, Class A, 3.36%, 01/15/2046 (B) (K)	1,058,830	1,101,673
Merrill Lynch Mortgage Investors Trust Series 2003-B, Class A1, 1-Month LIBOR + 0.68%, 2.47% (A), 04/25/2028	321,255	318,878
Mill City Mortgage Loan Trust Series 2019-GS2, Class A1, 2.75% (A), 08/25/2059 (B)	580,960	583,671
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25, Class A4, 3.37%, 10/15/2048	1,600,000	1,675,333
Morgan Stanley Bank of America Merrill Lynch Trust, Interest Only STRIPS Series 2013-C8, Class XA, 0.98% (A), 12/15/2048	1,754,526	41,471
MortgageIT Trust Series 2005-2, Class 1A1, 1-Month LIBOR + 0.52%, 2.31% (A), 05/25/2035	74,068	75,126
Natixis Commercial Mortgage Securities Trust Series 2019-10K, Class A, 3.62%, 05/15/2039 (B)	1,000,000	1,049,853
New Residential Mortgage Loan Trust Series 2019-RPL3, Class A1, 2.75% (A), 07/25/2059 (B)	876,990	877,303

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Southern Pacific Financing PLC Series 2005-B, Class A, 3-Month GBP LIBOR + 0.18%, 0.97% (A), 06/10/2043 (F)	GBP 245,939	$ 324,104
Structured Adjustable Rate Mortgage Loan Trust Series 2005-4, Class 6A1, 1-Month LIBOR + 0.24%, 2.03% (A), 03/25/2035	$ 432,298	403,058
Towd Point Mortgage Funding PLC Series 2019-GR4A, Class A1, 3-Month GBP LIBOR + 1.03%, 1.82% (A), 10/20/2051 (B)	GBP 1,777,854	2,363,139
Towd Point Mortgage Trust Series 2019-4, Class A1, 2.90% (A), 10/25/2059 (B)	$ 390,178	392,422
Uropa Securities PLC
Series 2008-1, Class A,
3-Month GBP LIBOR + 0.20%, 0.99% (A), 06/10/2059 (F)	GBP 639,462	814,936
Series 2008-1, Class B,
3-Month GBP LIBOR + 0.75%, 1.54% (A), 06/10/2059 (F)	129,734	160,616
Series 2008-1, Class M1,
3-Month GBP LIBOR + 0.35%, 1.14% (A), 06/10/2059 (F)	155,541	194,436
Series 2008-1, Class M2,
3-Month GBP LIBOR + 0.55%, 1.34% (A), 06/10/2059 (F)	122,061	152,285
WaMu Mortgage Pass-Through Certificates Trust Series 2006-AR9, Class 2A, 1-COFI + 1.50%, 2.63% (A), 08/25/2046	$ 690,175	671,792
Worldwide Plaza Trust Series 2017-WWP, Class A, 3.53%, 11/10/2036 (B)	1,500,000	1,578,901

Total Mortgage-Backed Securities (Cost $19,145,844)		19,410,783

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.6%
California - 0.2%
Bay Area Toll Authority, Revenue Bonds, Series S1, 6.92%, 04/01/2040	200,000	292,838
Los Angeles Community College District, General Obligation Unlimited, 6.60%, 08/01/2042	200,000	307,308
State of California, General Obligation Unlimited, 7.35%, 11/01/2039	300,000	460,836

		1,060,982

Florida - 0.0% (G)
County of Miami-Dade Aviation Revenue, Revenue Bonds, Series C, 3.86%, 10/01/2029	200,000	215,924

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Maryland - 0.1%
County of Baltimore, General Obligation Unlimited, 3.30%, 07/01/2046	$ 450,000	$ 457,663

Michigan - 0.1%
Michigan Tobacco Settlement Finance Authority, Revenue Bonds, Series A, 7.31%, 06/01/2034	360,000	372,604

New Jersey - 0.1%
New Jersey Transportation Trust Fund Authority, Revenue Bonds, 2.55%, 06/15/2023	370,000	371,110

New York - 0.1%
Port Authority of New York & New Jersey, Revenue Bonds, 4.46%, 10/01/2062	700,000	857,920

Utah - 0.0% (G)
Utah State Board of Regents, Revenue Bonds, Series 1, 1-Month LIBOR + 0.75%, 2.54% (A), 12/26/2031	41,121	41,052

West Virginia - 0.0% (G)
Tobacco Settlement Finance Authority, Revenue Bonds, Series A, 7.47%, 06/01/2047	220,000	228,582

Total Municipal Government Obligations (Cost $3,258,856)		3,605,837

U.S. GOVERNMENT AGENCY OBLIGATIONS - 13.2%
Federal Home Loan Mortgage Corp. 4.50%, 08/01/2048	1,654,839	1,760,996
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
1-Month LIBOR + 0.67%, 2.37% (A), 02/25/2023	347,205	346,798
3.21% (A), 04/25/2028	1,700,000	1,781,010
Federal Home Loan Mortgage Corp. REMIC
1-Month LIBOR + 0.35%, 2.13% (A), 01/15/2038	1,089,862	1,081,710
1-Month LIBOR + 0.40%, 2.14% (A), 02/15/2041 - 09/15/2045	948,659	946,521
Federal Home Loan Mortgage Corp. REMIC, Interest Only STRIPS 2.50% (A), 01/15/2038	1,089,862	74,199
Federal Home Loan Mortgage Corp., Interest Only STRIPS 1-Month LIBOR + 5.89%, 4.15% (A), 09/15/2043	1,414,445	261,637
Federal National Mortgage Association
3.50%, 06/01/2045	303,868	317,276
3.70%, 09/01/2034	911,787	994,496
3.79%, 01/01/2029	800,000	864,527
4.50%, 04/01/2028 - 10/01/2041	471,063	510,570

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association REMIC 1-Month LIBOR + 0.55%, 2.34% (A), 02/25/2041	$ 310,636	$ 312,407
Federal National Mortgage Association REMIC, Interest Only STRIPS 3.00%, 03/25/2028	671,335	51,894
Government National Mortgage Association
1-Month LIBOR + 0.80%, 2.57% (A), 05/20/2066 - 06/20/2066	3,757,115	3,779,171
3.50%, TBA (N)	3,800,000	3,916,227
Uniform Mortgage-Backed Security
2.50%, TBA (N)	800,000	790,568
3.00%, TBA (N)	11,100,000	11,247,295
3.50%, TBA (N)	25,200,000	25,911,222
4.00%, TBA (N)	11,400,000	11,858,498
4.50%, TBA (N)	10,900,000	11,482,469

Total U.S. Government Agency Obligations (Cost $78,143,249)		78,289,491

U.S. GOVERNMENT OBLIGATIONS - 28.8%
U.S. Treasury - 26.3%
U.S. Treasury Bond
2.25%, 08/15/2049 (N) (O)	930,000	904,716
2.88%, 05/15/2043 - 11/15/2046 (O)	7,608,000	8,318,640
3.00%, 05/15/2042 - 11/15/2045	3,870,000	4,314,454
3.00%, 11/15/2044 - 08/15/2048 (O)	7,060,000	7,923,225
3.13%, 11/15/2041 - 05/15/2048 (O)	24,670,000	28,133,499
3.38%, 05/15/2044 (O)	4,230,000	5,016,516
3.75%, 11/15/2043 (O)	4,950,000	6,202,775
4.25%, 05/15/2039 - 11/15/2040 (O)	9,470,000	12,515,191
4.38%, 05/15/2040 - 05/15/2041 (O)	4,720,000	6,372,456
4.50%, 08/15/2039 (O)	15,300,000	20,796,645
U.S. Treasury Note
1.38%, 05/31/2021 (O) (P)	740,000	737,745
1.50%, 11/30/2024 (D)	50,000	49,596
1.63%, 02/15/2026 (O)	100,000	99,121
1.63%, 08/15/2029 (D)	400,000	389,984
1.75%, 01/31/2023 - 11/15/2029	890,000	884,651
1.88%, 03/31/2022 - 04/30/2022 (O)	38,800,000	39,049,004
1.88%, 07/31/2022 (O) (P)	1,100,000	1,107,777
2.00%, 06/30/2024 - 08/15/2025	3,300,000	3,345,402
2.13%, 03/31/2024 (Q)	800,000	814,875
2.13%, 05/15/2025	1,490,000	1,520,731
2.38%, 05/15/2029 (O)	400,000	416,047
2.75%, 04/30/2023 (O) (P)	1,800,000	1,865,180
2.75%, 05/31/2023 (O)	2,700,000	2,799,563
3.00%, 09/30/2025 - 10/31/2025	1,220,000	1,303,571

		154,881,364

U.S. Treasury Inflation-Protected Securities - 2.5%
U.S. Treasury Inflation-Indexed Bond
0.88%, 01/15/2029	1,070,066	1,136,299
1.00%, 02/15/2046 - 02/15/2048 (O)	3,207,048	3,535,203
U.S. Treasury Inflation-Indexed Note
0.13%, 04/15/2022	740,677	739,584
0.38%, 01/15/2027	31,958	32,443
0.50%, 01/15/2028 (O)	6,551,422	6,720,716

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Inflation-Protected Securities (continued)
U.S. Treasury Inflation-Indexed Note (continued)
0.75%, 07/15/2028 (O)	$ 2,593,604	$ 2,728,523

		14,892,768

Total U.S. Government Obligations (Cost $163,949,162)		169,774,132

SHORT-TERM U.S. GOVERNMENT OBLIGATION - 0.1%
U.S. Treasury Bill 1.55% (C), 02/27/2020	444,000	442,931

Total Short-Term U.S. Government Obligation (Cost $442,931)		442,931

	Shares	Value
OTHER INVESTMENT COMPANY - 0.8%
Securities Lending Collateral - 0.8%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.56% (C)	4,464,211	4,464,211

Total Other Investment Company (Cost $4,464,211)		4,464,211

	Principal	Value
REPURCHASE AGREEMENTS - 45.8%
Bank of New York Mellon Corp., 1.67% (C), dated 12/31/2019, to be repurchased at $175,048,708 on 01/06/2020. Collatarized by U.S. Government Obligations, 1.75% - 4.63%, due 07/15/2022 - 02/15/2040, and with a total value of $177,279,247.	$ 175,000,000	175,000,000
Fixed Income Clearing Corp., 0.85% (C), dated 12/31/2019, to be repurchased at $70,226,066 on 01/02/2020. Collateralized by a U.S. Government Obligation, 2.75%, due 09/15/2021, and with a value of $71,631,931.	70,222,750	70,222,750
JPMorgan Securities LLC, 1.85% (C), dated 12/31/2019, to be repurchased at $25,002,569 on 01/02/2020. Collateralized by a U.S. Government Obligation, 2.88%, due 08/15/2045, and with a value of $25,368,045.	25,000,000	25,000,000

Total Repurchase Agreements (Cost $270,222,750)		270,222,750

Total Investments Excluding Options Purchased (Cost $738,768,930)		753,854,026
Total Options Purchased - 1.1% (Cost $6,354,502)		6,439,620

Total Investments (Cost $745,123,432)		760,293,646
Net Other Assets (Liabilities) - (28.8)%		(170,158,807)

Net Assets - 100.0%		$ 590,134,839

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Face Value	Value Including Accrued Interest
REVERSE REPURCHASE AGREEMENTS - (19.2)%

Bank of Nova Scotia, 1.79% (C), dated 11/01/2019, to be repurchased at $(5,976,981) on 01/10/2020. Collateralized by a U.S. Government Obligation, 3.13%, due 08/15/2044, and Cash with a total value of $(5,944,271).

	$ (5,956,250)	$ (5,974,316)
Bank of Nova Scotia, 1.79% (C), dated 11/04/2019, to be repurchased at $(22,021,519) on 01/13/2020. Collateralized by U.S. Government Obligations, 3.00% - 4.50%, due 08/15/2039 - 11/15/2044, and Cash with a total value of $(21,788,305).	(21,945,138)	(22,008,425)
Canadian Imperial Bank of Commerce, 1.88% (C), dated 11/06/2019, to be repurchased at $(32,560,895) on 01/06/2020. Collateralized by U.S. Government Obligations, 3.13% - 4.50%, due 05/15/2039 - 11/15/2041, and Cash with a total value of $(32,231,403).	(32,457,500)	(32,552,420)
Canadian Imperial Bank of Commerce, 1.94% (C), dated 11/25/2019, to be repurchased at $(38,210,506) on 01/13/2020. Collateralized by U.S. Government Obligations, 1.88%, due 03/31/2022 - 04/30/2022, and Cash with a total value of $(38,363,141).	(38,109,875)	(38,185,862)

	Face Value	Value Including Accrued Interest
REVERSE REPURCHASE AGREEMENTS (continued)

Canadian Imperial Bank of Commerce, 2.00% (C), dated 12/06/2019, to be repurchased at $(9,479,911) on 01/06/2020. Collateralized by U.S. Government Obligations, 3.13% - 3.75%, due 02/15/2042 - 05/15/2044, and Cash with a total value of $(9,309,738).

	$ (9,463,613)	$ (9,477,283)
Royal Bank of Canada, 1.87% (C), dated 11/07/2019, to be repurchased at $(1,467,664) on 02/26/2020. Collateralized by a U.S. Government Obligation, 3.00%, due 05/15/2042, and with a value of $(1,454,840).	(1,459,250)	(1,463,419)
Royal Bank of Canada, 1.97% (C), dated 12/27/2019, to be repurchased at $(4,069,783) on 01/13/2020. Collateralized by a U.S. Government Obligation, 2.88%, due 05/15/2043, and with a value of $(4,055,046).	(4,066,000)	(4,067,112)

Total Reverse Repurchase Agreements	$ (113,457,626)	$ (113,728,837)

EXCHANGE-TRADED OPTIONS PURCHASED:

Description	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Put - S&P 500® Index	USD	2,725.00	12/18/2020	USD	286,570,186	887	$ 6,354,502	$ 6,439,620

CENTRALLY CLEARED SWAP AGREEMENTS:

Credit Default Swap Agreements on Credit Indices - Sell Protection (R)
Reference Obligation	Fixed Rate Receivable	Payment Frequency	Maturity Date	Notional Amount (S)		Value (T)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
MSCI Emerging Markets Index - Series 31	1.00%	Quarterly	06/20/2024	USD	600,000	$(15,639)	$(22,264)	$6,625
MSCI Emerging Markets Index - Series 32	1.00	Quarterly	12/20/2024	USD	700,000	(23,308)	(32,929)	9,621
North America Investment Grade Index - Series 31	1.00	Quarterly	12/20/2023	USD	23,000,000	(587,864)	(183,063)	(404,801)

Total						$(626,811)	$(238,256)	$(388,555)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

CENTRALLY CLEARED SWAP AGREEMENTS (continued):

Interest Rate Swap Agreements
Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	Pay	1.25%	Semi-Annually/Quarterly	06/17/2030	USD	8,200,000	$497,472	$460,578	$36,894
3-Month USD-LIBOR	Pay	2.75	Semi-Annually/Quarterly	12/18/2029	USD	900,000	(70,915)	(80,733)	9,818
3-Month USD-LIBOR	Pay	3.00	Semi-Annually/Quarterly	02/04/2023	USD	27,600,000	(727,715)	—	(727,715)
6-Month EUR-EURIBOR	Receive	0.15	Annually/Semi-Annually	06/17/2030	EUR	4,900,000	(52,568)	3,919	(56,487)

Total							$(353,726)	$383,764	$(737,490)

OVER-THE-COUNTER SWAP AGREEMENTS:

Credit Default Swap Agreements on Corporate and Sovereign Issues - Sell Protection (R)
Reference Obligation	Counterparty	Fixed Rate Receivable	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019 (U)	Notional Amount (S)	Value (T)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Brazil Government International Bond, 4.25%, 01/07/2025	HSBC	1.00%	Quarterly	03/20/2020	0.27%	USD 500,000	$968	$546	$422

Credit Default Swap Agreements on Credit Indices - Sell Protection (R)
Reference Obligation	Counterparty	Fixed Rate Receivable	Payment Frequency	Maturity Date	Notional Amount (S)		Value (T)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North America CMBS Basket Index - Series AAA8	GSI	0.50%	Monthly	10/17/2057	USD	3,200,000	$41,835	$(134,316)	$176,151
North America CMBS Basket Index - Series AAA9	GSI	0.50	Monthly	09/17/2058	USD	1,700,000	22,236	(98,625)	120,861

Total							$64,071	$(232,941)	$297,012

Total Return Swap Agreements (V)
Reference Entity	Counterparty	Pay/ Receive	Payment Frequency	Maturity Date	Notional Amount		Number of Shares or Units	Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
iShares MSCI EAFE ETF	JPM	Receive	Quarterly	05/13/2020	USD	1,373,105	221	$42,763	$—	$42,763
iShares MSCI EAFE ETF	CITI	Receive	Quarterly	05/20/2020	USD	55,303,213	8,901	1,722,933	—	1,722,933
iShares MSCI EAFE ETF	GSI	Receive	Quarterly	06/17/2020	USD	2,168,462	339	4,745	—	4,745

Total								$1,770,441	$—	$1,770,441

										Value
OTC Swap Agreements, at value (Assets)										$1,835,480

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
10-Year U.S. Treasury Note	249	03/20/2020	$32,255,563	$31,977,047	$—	$(278,516)
E-Mini Russell 2000® Index	361	03/20/2020	29,660,030	30,154,330	494,300	—
Euro-BTP Italy Government Bond	57	03/06/2020	9,204,103	9,108,450	—	(95,653)
S&P 500® E-Mini Index	1,632	03/20/2020	258,321,889	263,657,760	5,335,871	—

Total					$5,830,171	$(374,169)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

FUTURES CONTRACTS (continued)

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	(28)	03/31/2020	$(3,337,869)	$(3,321,062)	$16,807	$—
10-Year U.S. Treasury Ultra Note	(89)	03/20/2020	(12,672,356)	(12,522,578)	149,778	—
30-Year U.S. Treasury Bond	(72)	03/20/2020	(11,442,292)	(11,225,250)	217,042	—
Euro OAT	(35)	03/06/2020	(6,470,108)	(6,390,269)	79,839	—
German Euro Bund	(43)	03/06/2020	(8,363,820)	(8,223,261)	140,559	—
U.K. Gilt	(103)	03/27/2020	(18,064,424)	(17,924,670)	139,754	—
U.S. Treasury Ultra Bond	(116)	03/20/2020	(21,666,532)	(21,072,125)	594,407	—

Total					$1,338,186	$—

Total Futures Contracts					$7,168,357	$(374,169)

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BNP	01/10/2020	USD	65,157	EUR	59,000	$—	$(1,065)
BNP	01/10/2020	USD	2,838,531	GBP	2,192,000	—	(65,844)
BNP	01/16/2020	MXN	23,476,000	USD	1,177,497	61,114	—
CITI	01/10/2020	USD	29,977	EUR	27,000	—	(328)
CITI	01/15/2020	USD	1,110,338	PEN	3,710,084	—	(8,931)
CITI	01/15/2020	PEN	5,892,641	USD	1,774,732	2,977	—
CITI	03/18/2020	USD	1,770,838	PEN	5,892,641	—	(2,969)
DUB	01/15/2020	USD	643,253	PEN	2,182,557	—	(15,187)
DUB	03/18/2020	IDR	4,725,480,000	USD	330,592	7,333	—
GSB	01/02/2020	USD	131,976	DKK	895,000	—	(2,389)
GSB	02/18/2020	RUB	90,328,281	USD	1,408,957	37,773	—
HSBC	01/10/2020	USD	286,685	CAD	381,000	—	(6,739)
HSBC	01/15/2020	COP	933,568,500	USD	266,391	17,438	—
HSBC	02/14/2020	JPY	372,200,000	USD	3,438,544	—	(4,482)
HSBC	03/18/2020	INR	22,584,360	USD	310,031	3,801	—
HSBC	04/01/2020	USD	134,894	DKK	895,000	—	(312)

Total						$130,436	$(108,246)

SECURITY VALUATION:

Valuation Inputs (W)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (X)	Value
ASSETS
Investments
Asset-Backed Securities	$—	$18,768,723	$—	$18,768,723
Certificate of Deposit	—	800,000	—	800,000
Corporate Debt Securities	—	168,421,461	—	168,421,461
Foreign Government Obligations	—	18,448,492	—	18,448,492
Loan Assignment	—	—	1,205,215	1,205,215
Mortgage-Backed Securities	—	19,410,783	—	19,410,783
Municipal Government Obligations	—	3,605,837	—	3,605,837
U.S. Government Agency Obligations	—	78,289,491	—	78,289,491
U.S. Government Obligations	—	169,774,132	—	169,774,132
Short-Term U.S. Government Obligation	—	442,931	—	442,931
Other Investment Company	4,464,211	—	—	4,464,211
Repurchase Agreements	—	270,222,750	—	270,222,750
Exchange-Traded Options Purchased	6,439,620	—	—	6,439,620

Total Investments	$10,903,831	$748,184,600	$1,205,215	$760,293,646

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

SECURITY VALUATION (continued):

Valuation Inputs (continued) (W)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (X)	Value
Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$—	$497,472	$—	$497,472
Over-the-Counter Credit Default Swap Agreements	—	65,039	—	65,039
Over-the-Counter Total Return Swap Agreements	—	1,770,441	—	1,770,441
Futures Contracts (Y)	7,168,357	—	—	7,168,357
Forward Foreign Currency Contracts (Y)	—	130,436	—	130,436

Total Other Financial Instruments	$7,168,357	$2,463,388	$—	$9,631,745

LIABILITIES
Other Financial Instruments
Reverse Repurchase Agreements	$—	$(113,728,837)	$—	$(113,728,837)
Centrally Cleared Credit Default Swap Agreements	—	(626,811)	—	(626,811)
Centrally Cleared Interest Rate Swap Agreements	—	(851,198)	—	(851,198)
Futures Contracts (Y)	(374,169)	—	—	(374,169)
Forward Foreign Currency Contracts (Y)	—	(108,246)	—	(108,246)

Total Other Financial Instruments	$(374,169)	$(115,315,092)	$—	$(115,689,261)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of December 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, the total value of 144A securities is $92,781,670, representing 15.7% of the Portfolio’s net assets.
(C)	Rates disclosed reflect the yields at December 31, 2019.
(D)	All or a portion of the securities are on loan. The total value of all securities on loan is $4,370,859. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(E)	Perpetual maturity. The date displayed is the next call date.
(F)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2019, the total value of Regulation S securities is $10,833,229, representing 1.8% of the Portfolio’s net assets.
(G)	Percentage rounds to less than 0.1% or (0.1)%.
(H)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of December 31, 2019; the maturity date disclosed is the ultimate maturity date.
(I)	Securities in default; partial receipt of interest payments and/or dividends declared at last payment date. At December 31, 2019, the total value of such securities is $450,000, representing 0.1% of the Portfolio’s net assets.
(J)	Restricted security. At December 31, 2019, the value of such security held by the Portfolio is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Foreign Government Obligations	Export-Import Bank of Korea 1.93%, 02/24/2020, MTN	02/16/2017	$306,244	$307,919	0.1%

(K)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2019, the total value of securities is $2,306,888, representing 0.4% of the Portfolio’s net assets.
(L)	All or a portion of the security represents an unsettled loan commitment at December 31, 2019 where the rate will be determined at time of settlement.
(M)	Security is Level 3 of the fair value hierarchy.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(N)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after December 31, 2019. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(O)	Securities are subject to sale-buyback transactions.
(P)	All or a portion of these securities have been segregated by the custodian as collateral for centrally cleared swap agreements. The total value of such securities is $353,069.
(Q)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The value of the security is $814,875.
(R)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(S)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(T)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(U)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(V)	At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference entity less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return and would receive payment in the event of a negative total return.
(W)	There were no transfers in or out of Level 3 during the year ended December 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(X)	Level 3 securities were not considered significant to the Portfolio.
(Y)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

CAD	Canadian Dollar
COP	Columbian Peso
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
PEN	Peruvian Sol
RUB	Russian Ruble
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

BNP	BNP Paribas
CITI	Citibank, N.A.
DUB	Deutsche Bank AG
GSB	Goldman Sachs Bank
GSI	Goldman Sachs International
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank, N.A.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

PORTFOLIO ABBREVIATIONS:

BTP	Buoni del Tesoro Poliennali (Italian Treasury Bonds)
CMBS	Commercial Mortgage-Backed Securities
COFI	11th District Monthly Weighted Average Cost of Funds Index
EAFE	Europe, Australasia and Far East
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offer Rate
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
OAT	Obligations Assimilables du Tresor (Treasury Obligations)
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced
TBD	To Be Determined

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2019

Assets:
Investments, at value (cost $474,900,682) (including securities loaned of $4,370,859)	$490,070,896
Repurchase agreement, at value (cost $270,222,750)	270,222,750
Cash	22,002
Cash collateral pledged at broker for:
Reverse repurchase agreements	1,181,000
Centrally cleared swap agreements	471,000
Futures contracts	11,993,000
OTC swap agreements, at value	1,835,480
Foreign currency, at value (cost $904,220)	901,994
Receivables and other assets:
Investments sold	33,068
When-issued, delayed-delivery, forward and TBA commitments sold	73,047,348
Net income from securities lending	328
Shares of beneficial interest sold	5,601
Interest	2,830,328
Tax reclaims	1,691
Variation margin receivable on centrally cleared swap agreements	67,242
Variation margin receivable on futures contracts	1,249,551
Unrealized appreciation on forward foreign currency contracts	130,436

Total assets	854,063,715

Liabilities:
Cash collateral received upon return of:
Securities on loan	4,464,211
Cash collateral at broker for:
OTC derivatives (A)	1,880,000
Reverse repurchase agreements, at value (face value $113,457,626)	113,728,837
Payables and other liabilities:
Investments purchased	2,911,035
When-issued, delayed-delivery, forward and TBA commitments purchased	139,075,238
Sale-buyback financing transactions	920,183
Shares of beneficial interest redeemed	123,606
Deferred income for sale-buyback financing transactions	153
Investment management fees	414,997
Distribution and service fees	127,613
Transfer agent costs	828
Trustees, CCO and deferred compensation fees	1,994
Audit and tax fees	32,769
Custody fees	61,688
Legal fees	6,729
Printing and shareholder reports fees	62,404
Other accrued expenses	8,345
Unrealized depreciation on forward foreign currency contracts	108,246

Total liabilities	263,928,876

Net assets	$590,134,839

Net assets consist of:
Capital stock ($0.01 par value)	$474,106
Additional paid-in capital	530,123,940
Total distributable earnings (accumulated losses)	59,536,793

Net assets	$590,134,839

Net assets by class:
Initial Class	$6,385,926
Service Class	583,748,913

Shares outstanding:
Initial Class	505,991
Service Class	46,904,651

Net asset value and offering price per share:
Initial Class	$12.62
Service Class	12.45

(A)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.

STATEMENT OF OPERATIONS

For the year ended December 31, 2019

Investment Income:
Interest income	$16,742,759
Net income from securities lending	6,879

Total investment income	16,749,638

Expenses:
Investment management fees	4,694,266
Distribution and service fees:
Service Class	1,443,710
Transfer agent costs	8,724
Trustees, CCO and deferred compensation fees	17,909
Audit and tax fees	47,318
Custody fees	125,770
Legal fees	31,089
Printing and shareholder reports fees	74,963
Interest	278,273
Other	39,027

Total expenses	6,761,049

Net investment income (loss)	9,988,589

Net realized gain (loss) on:
Investments	7,417,938
Written options and swaptions	(909,405)
Swap agreements	(7,241,455)
Futures contracts	51,700,536
Forward foreign currency contracts	363,727
Foreign currency transactions	55,154
TBA short commitments	30,246

Net realized gain (loss)	51,416,741

Net change in unrealized appreciation (depreciation) on:
Investments	22,674,546
Written options and swaptions	1,173,844
Swap agreements	5,281,083
Futures contracts	13,244,941
Forward foreign currency contracts	(46,287)
Translation of assets and liabilities denominated in foreign currencies	(7,576)

Net change in unrealized appreciation (depreciation)	42,320,551

Net realized and change in unrealized gain (loss)	93,737,292

Net increase (decrease) in net assets resulting from operations	$103,725,881

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2019	December 31, 2018
From operations:
Net investment income (loss)	$9,988,589	$10,271,205
Net realized gain (loss)	51,416,741	(24,643,379)
Net change in unrealized appreciation (depreciation)	42,320,551	(27,787,892)

Net increase (decrease) in net assets resulting from operations	103,725,881	(42,160,066)

Dividends and/or distributions to shareholders:
Initial Class	(25,882)	(692,920)
Service Class	(934,592)	(65,418,509)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(960,474)	(66,111,429)

Capital share transactions:
Proceeds from shares sold:
Initial Class	388,685	457,048
Service Class	3,252,893	3,477,977

	3,641,578	3,935,025

Dividends and/or distributions reinvested:
Initial Class	25,882	692,920
Service Class	934,592	65,418,509

	960,474	66,111,429

Cost of shares redeemed:
Initial Class	(964,017)	(955,186)
Service Class	(71,562,147)	(81,438,613)

	(72,526,164)	(82,393,799)

Net increase (decrease) in net assets resulting from capital share transactions	(67,924,112)	(12,347,345)

Net increase (decrease) in net assets	34,841,295	(120,618,840)

Net assets:
Beginning of year	555,293,544	675,912,384

End of year	$590,134,839	$555,293,544

Capital share transactions - shares:
Shares issued:
Initial Class	32,772	38,899
Service Class	280,444	285,871

	313,216	324,770

Shares reinvested:
Initial Class	2,164	60,306
Service Class	79,136	5,768,828

	81,300	5,829,134

Shares redeemed:
Initial Class	(82,258)	(80,513)
Service Class	(6,165,193)	(6,850,081)

	(6,247,451)	(6,930,594)

Net increase (decrease) in shares outstanding:
Initial Class	(47,322)	18,692
Service Class	(5,805,613)	(795,382)

	(5,852,935)	(776,690)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Balanced VP

STATEMENT OF CASH FLOWS

For the year ended December 31, 2019

Cash flows provided by (used for) operating activities:
Net increase (decrease) in net assets resulting from operations	$103,725,881

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Purchases of long-term investments	(1,388,351,892)
Proceeds from long-term investments	1,438,970,091
Purchases to cover securities sold short	(100,493,664)
Proceeds from securities sold short	100,523,910
Net purchases/proceeds of short-term investments	60,979,532
Net change in unrealized (appreciation) depreciation	(42,320,551)
Net realized (gain) loss	(51,416,741)
Net amortization (accretion) of discount and premium	360,981
(Increase) decrease in receivables for investments sold	(32,216,859)
(Increase) decrease in receivables for interest	961,760
(Increase) decrease in receivable for tax reclaim	(1,691)
(Increase) decrease in receivables for net income from securities lending	604
Increase (decrease) in payables for investments purchased	(41,650,679)
Increase (decrease) in dividends and interest payable	580,732
Increase (decrease) in accrued liabilities	3,753
Increase (decrease) in collateral for securities on loan	(1,281,017)
Net cash provided by (used for) swap agreement transactions	(7,088,341)
Net cash provided by (used for) written options and swaptions transactions	(2,479,600)
Net cash provided by (used for) in futures contracts transactions	65,221,419
Net cash provided by (used for) in forward foreign currency contracts	410,014
Net cash provided by (used for) foreign currency transactions	40,002

Net cash provided by (used for) operating activities	104,477,644

Cash flows from financing activities:
Increase (decrease) in payable to custodian for cash overdraft	(770,787)
Increase (decrease) in payable reverse repurchase agreements	(30,574,234)
Proceeds from shares sold, net of receivable for shares sold	3,637,697
Payment of shares redeemed, net of payable for shares redeemed	(72,489,975)
Proceeds from Sale-buyback financing transactions	1,473,514,486
Payments from Sale-buyback financing transactions	(1,474,785,957)

Net cash provided by (used for) financing activities	(101,468,770)

Net increase (decrease) in cash and foreign currencies	3,008,874

Cash and foreign currencies, at beginning of year (A)	$9,680,122

Cash and foreign currencies, at end of year (A)	$12,688,996

Supplemental disclosure of cash flow information:
Dividends, interest and fees for borrowings from securities sold short paid	$859,005
Non-cash financing activities included herein consist of reinvestment of distributions	$960,474

(A)	For the year ended December 31, 2019, the beginning and ending cash balances consist of the following:

	Beginning of Year	End of Year
Assets:
Cash	$—	$22,002
Cash collateral pledged at broker:
Reverse repurchase agreements	—	1,181,000
Centrally cleared swap agreements	1,720,000	471,000
Futures contracts	8,248,000	11,993,000
Foreign currency, at value	877,122	901,994

Total assets	10,845,122	14,568,996

Liabilities:
Cash collateral received at broker:
TBA Commitments	575,000	—
Reverse repurchase agreements	570,000	—
OTC derivatives	20,000	1,880,000

Total liabilities	1,165,000	1,880,000

Net cash per statement of assets and liabilities	$9,680,122	$12,688,996

Total cash and foreign currencies per statement of cash flows	$9,680,122	$12,688,996

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Balanced VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2019		December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015
Net asset value, beginning of year	$10.57		$12.67		$11.91		$11.33		$12.00

Investment operations:
Net investment income (loss) (A)	0.23		0.23		0.16		0.10	(B)	0.04
Net realized and unrealized gain (loss)	1.87		(0.98)		1.28		0.54		(0.31)

Total investment operations	2.10		(0.75)		1.44		0.64		(0.27)

Dividends and/or distributions to shareholders:
Net investment income	(0.05)		(0.43)		(0.07)		(0.06)		—
Net realized gains	—		(0.92)		(0.61)		—		(0.40)

Total dividends and/or distributions to shareholders	(0.05)		(1.35)		(0.68)		(0.06)		(0.40)

Net asset value, end of year	$12.62		$10.57		$12.67		$11.91		$11.33

Total return	19.90%		(6.75)%		12.42%		5.65%		(2.27)%

Ratio and supplemental data:
Net assets end of year (000’s)	$6,386		$5,850		$6,772		$6,540		$6,714
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.91%		0.92%		0.93%		0.87%		0.86%
Including waiver and/or reimbursement and recapture	0.91%		0.92%		0.93%		0.86	%(B)	0.86%
Net investment income (loss) to average net assets	1.96%		1.88%		1.31%		0.84	%(B)	0.32%
Portfolio turnover rate	50	%(C)	50	%(C)	50	%(C)	59	%(C)	70%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Excludes sale-buyback transactions.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2019		December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015
Net asset value, beginning of year	$10.42		$12.51		$11.76		$11.20		$11.90

Investment operations:
Net investment income (loss) (A)	0.20		0.19		0.13		0.07	(B)	0.01
Net realized and unrealized gain (loss)	1.85		(0.96)		1.27		0.52		(0.31)

Total investment operations	2.05		(0.77)		1.40		0.59		(0.30)

Dividends and/or distributions to shareholders:
Net investment income	(0.02)		(0.40)		(0.04)		(0.03)		—
Net realized gains	—		(0.92)		(0.61)		—		(0.40)

Total dividends and/or distributions to shareholders	(0.02)		(1.32)		(0.65)		(0.03)		(0.40)

Net asset value, end of year	$12.45		$10.42		$12.51		$11.76		$11.20

Total return	19.68%		(6.94)%		12.04%		5.38%		(2.55)%

Ratio and supplemental data:
Net assets end of year (000’s)	$583,749		$549,444		$669,140		$649,610		$607,082
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.16%		1.17%		1.18%		1.12%		1.11%
Including waiver and/or reimbursement and recapture	1.16%		1.17%		1.18%		1.11	%(B)	1.11%
Net investment income (loss) to average net assets	1.71%		1.63%		1.06%		0.59	%(B)	0.07%
Portfolio turnover rate	50	%(C)	50	%(C)	50	%(C)	59	%(C)	70%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Excludes sale-buyback transactions.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2019

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PIMCO Tactical – Balanced VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2019 by the Portfolio.

Statement of cash flows: GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. These conditions may include the enterprise had little or no debt, based on the average debt outstanding during the period, little or no illiquid investments, and little or no investments classified as Level 3 of the fair value hierarchy in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of sale-buyback financing transactions, line of credit borrowing, short sale transactions, illiquid investments, or Level 3 classified securities have been determined to be at a level requiring a Statement of Cash Flows. A Statement of Cash Flows has been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2019, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SECURITY VALUATION (continued)

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

4. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolio to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolio assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Portfolio, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolio that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolio has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Portfolio may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Portfolio held no unsecured loan participations at December 31, 2019. Open secured loan participations and assignments at December 31, 2019, if any, are included within the Schedule of Investments.

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2019, if any, are identified within the Schedule of Investments.

Restricted securities: The Portfolio may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at December 31, 2019, if any, are identified within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2019, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

4. SECURITIES AND OTHER INVESTMENTS (continued)

agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2019, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2019, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2019.

Repurchase agreements at December 31, 2019, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Reverse repurchase agreements: The Portfolio may enter into reverse repurchase agreements in which the Portfolio sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. The Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements are considered to be a form of borrowing. Pursuant to the terms of the reverse repurchase agreements, the Portfolio’s custodian must segregate assets with an aggregate market value greater than or equal to 100% of the repurchase price. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolio are obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Portfolio exercising its rights under the agreement, or those rights may be limited by other contractual agreements.

For the year ended December 31, 2019, the Portfolio’s average borrowings are as follows:

Average Daily Borrowing	Number of Days Outstanding	Weighted Average Interest Rate
$ 141,097,855	365	2.40%

Open reverse repurchase agreements at December 31, 2019, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities. The interest expense is included in interest income on the Statement of Operations.

Sale-buyback: The Portfolio may enter into sale-buyback financing transactions. The Portfolio accounts for sale-buyback financing transactions as borrowing transactions and realize gains and losses on these transactions at the end of the roll period. Sale-buyback financing transactions involve sales by the Portfolio of securities and simultaneously contracts to repurchase the same or substantially similar securities at an agreed upon price and date.

The Portfolio forgoes principal and interest paid during the roll period on the securities sold in a sale-buyback financing transaction. The Portfolio is compensated by the difference between the current sales price and the price for the future purchase (often referred to as the “price drop”), as well as by any interest earned on the proceeds of the securities sold. Sale-buyback financing transactions may be renewed with a new sale and a repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract. Sale-buyback financing transactions expose the Portfolio to risks such as, the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio, the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Portfolio’s forward commitment to repurchase the subject security. Sale-buyback financing transactions accounted for as borrowing transactions are excluded from the Portfolio’s portfolio turnover rates. The Portfolio recognizes price drop fee income on a straight line basis over the period of the roll. For the year ended December 31, 2019, the Portfolio earned price drop fee income of $2,957. The price drop fee income is included in Interest income within the Statement of Operations.

The outstanding payable for securities to be repurchased, if any, is included in Payable for sale-buyback financing transactions within the Statement of Assets and Liabilities. The interest expense is included within Interest income on the Statement of Operations. In periods of increased demand of the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio, and is included in Interest income on the Statement of Operations.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

For the year ended December 31, 2019, the Portfolio’s average borrowings are as follows:

Average Daily Borrowing	Number of Days Outstanding	Weighted Average Interest Rate
$ 11,609,409	318	2.37%

Open sale-buyback financing transactions at December 31, 2019, if any, are identified within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities on non-U.S. fixed income investments, as well as on securities traded on U.S. exchanges. Loan counterparties pledge cash collateral with a value of at least 105% of the current value of the loaned securities for non-U.S. equity positions. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio (the “Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2019; however no individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2019, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2019.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$3,432,383	$—	$—	$—	$3,432,383
Foreign Government Obligations	585,200	—	—	—	585,200
U.S. Government Obligations	446,628	—	—	—	446,628
Total Securities Lending Transactions	$4,464,211	$—	$—	$—	$4,464,211
Reverse Repurchase Agreements
U.S. Government Obligations	$—	$111,084,418	$1,463,419	$—	$112,547,837
Cash	1,181,000	—	—	—	1,181,000
Total Reverse Repurchase Agreements	$1,181,000	$111,084,418	$1,463,419	$—	$113,728,837
Sale Buy-back Transactions
U.S. Government Obligations	$—	$920,183	$—	$—	$920,183
Total Borrowings	$5,645,211	$112,004,601	$1,463,419	$—	$119,113,231

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on exchange-traded funds and/or securities: The Portfolio may purchase or write options on ETFs and/or securities. Purchasing or writing options on ETFs and/or securities gives the Portfolio the right, but not the obligation to buy or sell a specified ETF and/or security as an underlying instrument for the option contract.

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Options on futures: The Portfolio may purchase or write options on futures. Purchasing or writing options on futures gives the Portfolio the right, but not obligation to buy or sell a position on a futures contract at the specified option exercise price at any time during the period of the option.

Interest rate-capped options: The Portfolio may purchase or write interest rate-capped options. Purchasing or writing interest rate-capped options gives the Portfolio the right, but not the obligation to buy or sell an option which applies a cap to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate-linked products.

Interest rate swaptions: The Portfolio may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Straddle swaptions: The Portfolio may purchase or write straddle swaption agreements which is an investment strategy that consists of two swaptions, each with a different underlying swap, wherein the holder buys both a payer and receiver option on the same floating rate. If the floating rate falls, the holder receives the fixed rate, and if the floating rate rises, the holder pays the fixed rate.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability within the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

Open option contracts at December 31, 2019, if any, are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Statement of Assets and Liabilities.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bilateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, including contracts for difference (“CFD”), and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Centrally cleared swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as Variation margin receivable (payable) on centrally cleared swap agreements within the Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected in OTC swap agreements, at value within the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Additionally, these upfront payments as well as any periodic payments received or paid by the Portfolio, including any liquidation payment received or made at the termination of the swap are recorded as part of Net realized gain (loss) on swap agreements within the Statement of Operations.

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swap agreements to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swap agreements, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

acceleration, obligation default, or repudiation/moratorium. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Total return swap agreements: The Portfolio is subject to commodity risk, equity risk, and other risks related to the underlying investments of the swap agreement, including CFDs, in the normal course of pursuing its investment objective. The value of the commodity-linked investments held by a Portfolio can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting the Portfolio’s investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference entity, which may be an equity, index, or bond, and in return receives a regular stream of payments.

Open centrally cleared swap agreements and open OTC swap agreements at December 31, 2019, if any, is listed within the Schedule of Investments.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio, uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2019, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2019, if any, are listed within the Schedule of Investments.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2019.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions:
Investments, at value (A)	$—	$—	$6,439,620	$—	$—	$6,439,620
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	497,472	—	—	—	—	497,472
OTC swaps:
OTC swap agreements, at value	—	—	1,770,441	65,039	—	1,835,480
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	1,338,186	—	5,830,171	—	—	7,168,357
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	—	130,436	—	—	—	130,436
Total	$1,835,658	$130,436	$14,040,232	$65,039	$—	$16,071,365

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	$(851,198)	$—	$—	$(626,811)	$—	$(1,478,009)
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	(374,169)	—	—	—	—	(374,169)
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	—	(108,246)	—	—	—	(108,246)
Total	$(1,225,367)	$(108,246)	$—	$(626,811)	$—	$(1,960,424)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Value of centrally cleared swap agreements as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(C)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2019.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$1,033,094	$—	$(11,516,503)	$—	$—	$(10,483,409)
Written options and swaptions	(959,855)	—	—	50,450	—	(909,405)
Swap agreements	(13,080,574)	—	5,975,371	(136,252)	—	(7,241,455)
Futures contracts	(8,180,093)	—	59,880,629	—	—	51,700,536
Forward foreign currency contracts	—	363,727	—	—	—	363,727
Total	$(21,187,428)	$363,727	$54,339,497	$(85,802)	$—	$33,429,994

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$(813,746)	$—	$1,004,366	$—	$—	$190,620
Written options and swaptions	1,163,932	—	—	9,912	—	1,173,844
Swap agreements	897,126	—	4,750,510	(366,553)	—	5,281,083
Futures contracts	1,732,717	—	11,512,224	—	—	13,244,941
Forward foreign currency contracts	—	(46,287)	—	—	—	(46,287)
Total	$2,980,029	$(46,287)	$17,267,100	$(356,641)	$—	$19,844,201

(A)	Included within Net realized gain (loss) on Investments in the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2019.

Purchased Options and Swaptions at value		Written Options and Swaptions at value		Swap Agreements at Notional Amount	Futures Contracts at Notional Amount		Forward Foreign Currency Contracts at Contract Amount
Calls	Puts	Calls	Puts		Long	Short	Purchased	Sold
$ 569,429	$ 3,951,919	$ (658,694)	$ (9,852)	$ 147,326,202	$ 471,636,526	$ (200,262,943)	$ 9,092,759	$ 9,792,115

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

The following is a summary of the Portfolio OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2019. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
BNP Paribas	$61,114	$(61,114)	$—	$—	$66,909	$(61,114)	$—	$5,795
Citibank, N.A.	1,725,910	(12,228)	(1,713,682)	—	12,228	(12,228)	—	—
Deutsche Bank AG	7,333	(7,333)	—	—	15,187	(7,333)	—	7,854
Goldman Sachs Bank	37,773	(2,389)	—	35,384	2,389	(2,389)	—	—
Goldman Sachs International	68,816	—	—	68,816	—	—	—	—
HSBC Bank USA	22,207	(11,533)	—	10,674	11,533	(11,533)	—	—
JPMorgan Chase Bank, N.A.	42,763	—	—	42,763	—	—	—	—
Other Derivatives (C)	14,105,449	—	—	14,105,449	1,852,178	—	—	1,852,178

Total	$16,071,365	$(94,597)	$(1,713,682)	14,263,086	$1,960,424	$(94,597)	$—	$1,865,827

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives, which includes future contracts, exchange-traded options and exchange-traded swap agreements, are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented within the Schedule of Investments.

7. RISK FACTOR

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

LIBOR Risk: Many financial instruments, financings or other transactions to which the Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). LIBOR is widely used in financial markets. In July 2017, the United Kingdom’s financial regulatory body announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Portfolio’s performance or NAV.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $250 million	0.81%
Over $250 million up to $750 million	0.80
Over $750 million up to $1.5 billion	0.79
Over $1.5 billion	0.76

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.95%	May 1, 2020
Service Class	1.20	May 1, 2020

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the thirty-six months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2019 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2019, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2020. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2019, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2019, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2019.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2019, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 77,116,534	$ 157,985,610	$ 100,464,533	$ 216,964,498

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, forward contracts mark to market, futures contracts mark to market, options mark to market, swaps, straddle loss deferrals, interest written off, premium amortization accruals and dollar roll adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to swaps, foreign currency gain and losses, paydown gains and losses, premium amortization, and TIPS adjustments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2019, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 750,762,998	$ 13,601,770	$ (4,827,859)	$ 8,773,911

As of December 31, 2019, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2019, the capital loss carryforwards utilized or expired are $28,134,799.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2019 and 2018 are as follows:

2019 Distributions Paid From			2018 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 960,474	$ —	$ —	$ 43,940,875	$ 22,170,554	$ —

As of December 31, 2019, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 42,697,617	$ 11,856,057	$ —	$ —	$ (3,789,685)	$ 8,772,804

11. CHANGE IN ACCOUNTING PRINCIPLE

The Portfolio has adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2017-08 “Premium Amortization of Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Portfolio has changed the amortization period for the premium on certain purchased callable debt securities with explicit non-contingent call features to the earliest call date.

It is impracticable to evaluate the effect on individual prior periods, therefore the Portfolio applied the amendments on a modified retrospective basis by recognizing a cumulative effect adjustment that decreased the beginning of period cost of investments and increased the unrealized appreciation on investments by $4,312. This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total accumulated earnings (loss) or the net asset value of the Portfolio’s financial statements.

12. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

12. NEW ACCOUNTING PRONOUNCEMENT (continued)

does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and has early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

13. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

14. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as sub-adviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties have been deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica PIMCO Tactical – Balanced VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica PIMCO Tactical – Balanced VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2019, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2020

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Balanced VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2019.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Conservative VP

(unaudited)

MARKET ENVIRONMENT

Following the end of 2018’s steep December sell-off, risk assets bounced back in the first quarter of 2019 as dovish pivots from global central banks helped ease financial conditions, and optimism over U.S.-China trade negotiations bolstered investor sentiment. Still, even as risk sentiment improved, fundamental data continued to indicate a slowdown in global growth. The Eurozone saw downside surprises in growth metrics as external demand weakened, driven in part by the persistent slowdown in China. This, in turn, spurred stimulus measures from Chinese policymakers.

In the second quarter, the U.S. Federal Reserve (the “Fed”) signaled an easing bias, indicating that it would act as appropriate to sustain the expansion. Similarly, the European Central Bank suggested that it was primed to provide additional stimulus in the form of rate cuts or quantitative easing. ”Safe-haven” and risk assets alike rallied as financial conditions eased in anticipation of easier global monetary policy. While risk sentiment moved in tandem with the ebb and flow of global trade tensions throughout the quarter, the S&P 500® still set new highs, and credit spreads broadly tightened.

The third quarter was marked by financial markets moving in tandem with geopolitical uncertainty, particularly in August when escalating trade tensions with China precipitated a steep sell-off in risk assets and a surge in demand for sovereign bonds. However, investor fears subsided towards the end of the third quarter, which led to some reprieve in the market declines.

Renewed optimism about the U.S.-China “Phase One Trade Deal” outweighed concerns of softening economic data and provided a boost to risk appetites throughout the fourth quarter. Despite global economic data remaining largely mixed, trade discussions continued to support improved risk sentiment through year-end and capped a year of strong risk asset returns. U.S. equities closed at new highs, credit spreads tightened, and the dollar weakened. Meanwhile, civil unrest and political uncertainty continued to persist in various regions across the world.

Over the 12-month period ended December 31, 2019, equity markets saw new highs, U.S. Treasury fell across the yield curve, and developed market yields fell in tandem. Within the spread markets, front-to-mid breakevens and mortgage-backed security spreads widened slightly, while corporate credit spreads, especially high yield, tightened over the period. Developed market currencies were mixed, with the British pound and Japanese yen strengthening, while the Euro weakened. Emerging market currencies faced bouts of volatility, particularly amid the U.S.-China trade war developments.

PERFORMANCE

For the year ended December 31, 2019, Transamerica PIMCO Tactical – Conservative VP, Initial Class returned 17.86%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Transamerica PIMCO Tactical – Conservative VP Blended Benchmark, returned 31.49% and 17.90% respectively.

STRATEGY REVIEW

During 2019’s periodic but infrequent bouts of market volatility, the Portfolio dynamically adjusted its equity exposure. The Portfolio maintained near maximum equity exposure, as risk markets generally rose throughout 2019 off the back of global monetary easing led by the Fed, positive trade developments, and an apparent stabilization of economic fundamentals, all of which supported risk sectors. While an overweight equity position for much of the market rally added to relative performance in the Portfolio, downside risk mitigation strategies, obtained via S&P 500® put options contracts, partially offset relative gains. Consistent with the strategy, this tail risk hedge was sized to the equity beta, which was near maximum throughout the period.

The Portfolio’s fixed income allocations detracted from performance. U.S. duration and yield curve positioning, partially facilitated through the use of futures, interest rate swaps, and options, detracted from performance, and an underweight to headline duration detracted in the beginning of the year when yields broadly fell across developed markets. Outside the U.S., exposure to the Eurozone added to performance, but was partially offset by short positions in the U.K. and Japan, facilitated by interest rate swaps. Within a diversified set of spread sectors, exposure to non-Agency mortgage-backed securities and an allocation to investment-grade corporate credit, which was partially facilitated through the use of credit default swaps, added to performance as corporate spreads tightened. An allocation to Treasury Inflation-Protected Securities, in lieu of nominal Treasury, added moderately to performance, particularly in the fourth quarter when inflation expectations picked up.

During the fiscal year, the Portfolio used derivatives. These positions added to performance.

Michael Cudzil

Yang Lu

Mohit Mittal

Graham A. Rennison

Co-Portfolio Managers

Pacific Investment Management Company LLC

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Conservative VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Government Obligations	40.0%
Corporate Debt Securities	34.8
Repurchase Agreement	32.4
U.S. Government Agency Obligations	15.2
Asset-Backed Securities	4.1
Mortgage-Backed Securities	3.9
Foreign Government Obligations	3.6
Municipal Government Obligations	0.9
Exchange-Traded Options Purchased	0.8
Other Investment Company	0.6
Loan Assignment	0.2
Certificates of Deposit	0.1
Net Other Assets (Liabilities) ^	(36.6)
Total	100.0%

Current	and future portfolio holdings are subject to change and risk.

Portfolio Characteristics	Years
Average Maturity §	7.27%
Duration †	5.56
^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Conservative VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	17.86%	5.10%	3.45%	05/01/2009
S&P 500® (A)	31.49%	11.70%	13.56%
Transamerica PIMCO Tactical - Conservative VP Blended Benchmark (A) (B) (C) (D) (E) (F)	17.90%	6.23%	7.56%
Service Class	17.57%	4.82%	3.19%	05/01/2009

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica PIMCO Tactical - Conservative VP Blended Benchmark is composed of the following benchmarks: 52% Bloomberg Barclays US Government/Credit Index, 25% S&P 500®, 13% Bloomberg Barclays Long Government/Credit Index, 5% MSCI EAFE Index, and 5% Russell 2000® Index.

(C) The Bloomberg Barclays US Government/Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates.

(D) The Bloomberg Barclays Long Government/Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates with remaining maturities of 10 years or more.

(E) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(F) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Tactical Asset Allocation is a portfolio strategy that attempts to take advantage of market highs and lows. The selection of a Tactical Asset Allocation portfolio will not guarantee a profit nor protect against a loss.

Fixed income investing is subject to credit risk, inflation risk, and interest rate risk. Credit risk is the risk that a bond issuer may default on their principal and interest payments. Inflation risk is the risk that inflation could outpace a bond’s interest income. Interest rate risk is the risk that fluctuations in interest rates will affect the price of a bond.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Conservative VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2019, and held for the entire six-month period until December 31, 2019.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,054.00	$4.66	$1,020.70	$4.58	0.90%
Service Class	1,000.00	1,052.80	5.95	1,019.40	5.85	1.15

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS

At December 31, 2019

	Principal	Value
ASSET-BACKED SECURITIES - 4.1%
Arbor Realty Commercial Real Estate Notes, Ltd. Series 2019-FL1, Class A, 1-Month LIBOR + 1.15%, 2.89% (A), 05/15/2037 (B)	$ 500,000	$ 499,999
Avery Point IV CLO, Ltd. Series 2014-1A, Class AR, 3-Month LIBOR + 1.10%, 3.04% (A), 04/25/2026 (B)	191,282	191,341
Baring BDC Static CLO, Ltd. Series 2019-1A, Class A1, 3-Month LIBOR + 1.02%, 3.02% (A), 04/15/2027 (B)	359,508	359,660
Bear Stearns Asset-Backed Securities Trust Series 2005-SD1, Class 2M2, 1-Month LIBOR + 1.20%, 2.99% (A), 01/25/2045	336,721	337,533
Crown Point CLO, Ltd. Series 2018-5A, Class A, 3-Month LIBOR + 0.94%, 2.94% (A), 07/17/2028 (B)	600,000	596,038
CVP Cascade CLO, Ltd. Series 2013-CLO1, Class A1R, 3-Month LIBOR + 1.15%, 3.15% (A), 01/16/2026 (B)	417,480	417,733
Dryden XXV Senior Loan Fund Series 2012-25A, Class ARR, 3-Month LIBOR + 0.90%, 2.89% (A), 10/15/2027 (B)	900,000	900,031
Encore Credit Receivables Trust Series 2005-1, Class M1, 1-Month LIBOR + 0.66%, 2.45% (A), 07/25/2035	299,761	297,001
FFMLT Trust Series 2005-FF2, Class M4, 1-Month LIBOR + 0.89%, 2.68% (A), 03/25/2035	123,285	123,773
Figueroa CLO, Ltd. Series 2013-2A, Class A1RR, 3-Month LIBOR + 0.85%, 2.76% (A), 06/20/2027 (B)	202,363	202,411
Flagship CLO VIII, Ltd. Series 2014-8A, Class ARR, 3-Month LIBOR + 0.85%, 2.85% (A), 01/16/2026 (B)	210,979	210,999
Ford Credit Auto Owner Trust Series 2016-2, Class A, 2.03%, 12/15/2027 (B)	1,200,000	1,200,194
Fremont Home Loan Trust Series 2005-1, Class M5, 1-Month LIBOR + 1.07%, 2.86% (A), 06/25/2035	300,000	299,584
Gallatin CLO IX, Ltd. Series 2018-1A, Class A, 3-Month LIBOR + 1.05%, 3.02% (A), 01/21/2028 (B)	300,000	299,727
Halcyon Loan Advisors Funding, Ltd. Series 2014-3A, Class AR, 3-Month LIBOR + 1.10%, 3.05% (A), 10/22/2025 (B)	348,092	348,164

	Principal	Value
ASSET-BACKED SECURITIES (continued)
JPMorgan Mortgage Acquisition Trust Series 2007-CH5, Class A5, 1-Month LIBOR + 0.26%, 2.05% (A), 06/25/2037	$ 700,000	$ 690,993
Legacy Mortgage Asset Trust Series 2019-GS3, Class A1, 3.75% (A), 04/25/2059 (B)	552,276	556,768
LoanCore Issuer, Ltd. Series 2019-CRE2, Class A, 1-Month LIBOR + 1.13%, 2.87% (A), 05/15/2036 (B)	500,000	499,999
Loomis Sayles CLO II, Ltd. Series 2015-2A, Class A1R, 3-Month LIBOR + 0.90%, 2.90% (A), 04/15/2028 (B)	1,000,000	993,591
Master Asset-Backed Securities Trust Series 2004-WMC3, Class M1, 1-Month LIBOR + 0.83%, 2.62% (A), 10/25/2034	275,925	275,952
Mountain View CLO, Ltd. Series 2014-1A, Class ARR, 3-Month LIBOR + 0.80%, 2.80% (A), 10/15/2026 (B)	384,954	384,192
Northstar Education Finance, Inc. Series 2012-1, Class A, 1-Month LIBOR + 0.70%, 2.49% (A), 12/26/2031 (B)	19,297	19,099
Palmer Square Loan Funding, Ltd. Series 2018-4A, Class A1, 3-Month LIBOR + 0.90%, 2.81% (A), 11/15/2026 (B)	379,938	380,062
PHEAA Student Loan Trust Series 2016-2A, Class A, 1-Month LIBOR + 0.95%, 2.74% (A), 11/25/2065 (B)	269,715	267,017
Saxon Asset Securities Trust Series 2005-4, Class M2, 1-Month LIBOR + 0.45%, 2.24% (A), 11/25/2037	300,000	292,081
SMB Private Education Loan Trust Series 2016-B, Class A2B, 1-Month LIBOR + 1.45%, 3.19% (A), 02/17/2032 (B)	621,968	626,705
Towd Point Mortgage Trust Series 2019-SJ3, Class A1, 3.00% (A), 11/25/2059 (B)	292,871	293,380
Zais CLO, Ltd. Series 2014-1A, Class A1AR, 3-Month LIBOR + 1.15%, 3.15% (A), 04/15/2028 (B)	500,000	499,996

Total Asset-Backed Securities (Cost $11,975,548)		12,064,023

CERTIFICATE OF DEPOSIT - 0.1%
Banks - 0.1%
Lloyds Bank Corporate Markets PLC 3-Month LIBOR + 0.50%, 2.51% (A), 10/26/2020	400,000	400,000

Total Certificate of Deposit (Cost $400,000)		400,000

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value
CORPORATE DEBT SECURITIES - 34.8%
Aerospace & Defense - 0.1%
Spirit AeroSystems, Inc.
3.85%, 06/15/2026	$ 200,000	$ 203,991
3.95%, 06/15/2023	100,000	103,101

		307,092

Airlines - 1.0%
American Airlines Pass-Through Trust
3.00%, 04/15/2030	348,744	355,497
3.25%, 04/15/2030	87,183	89,322
3.50%, 08/15/2033	100,000	102,481
4.00%, 01/15/2027	58,237	61,036
British Airways Pass-Through Trust
3.35%, 12/15/2030 (B)	200,000	206,016
3.80%, 03/20/2033 (B)	187,685	198,720
Norwegian Air Shuttle Pass-Through Trust 4.88%, 11/10/2029 (B)	943,470	915,172
Southwest Airlines Co. Pass-Through Trust 6.65%, 08/01/2022	80,191	84,159
Spirit Airlines Pass-Through Trust 4.10%, 10/01/2029	76,516	79,743
United Airlines Pass-Through Trust
2.88%, 04/07/2030	447,138	452,824
3.10%, 04/07/2030	447,138	452,476

		2,997,446

Banks - 7.7%
AIB Group PLC 4.75%, 10/12/2023 (B)	400,000	430,037
Banco de Credito del Peru 4.65%, 09/17/2024 (B)	PEN 1,300,000	396,317
Bank of America Corp.
2.63%, 10/19/2020, MTN	$ 560,000	563,206
Fixed until 12/20/2027, 3.42% (A), 12/20/2028	2,260,000	2,373,325
Bank of Ireland Group PLC 4.50%, 11/25/2023 (B)	400,000	426,597
Bank of Montreal 1.75%, 06/15/2021 (B)	900,000	899,926
Barclays PLC
3.25%, 02/12/2027, MTN (C)	GBP 400,000	564,225
3.65%, 03/16/2025	$ 500,000	520,437
4.34%, 01/10/2028	400,000	429,319
Fixed until 02/15/2022, 4.61% (A), 02/15/2023	400,000	417,801
BNP Paribas SA Fixed until 01/10/2024, 4.71% (A), 01/10/2025 (B)	900,000	975,193
CIT Group, Inc. 4.13%, 03/09/2021	200,000	203,772
Citigroup, Inc. 4.40%, 06/10/2025	300,000	326,127
Dexia Credit Local SA 1.88%, 09/15/2021 (B)	1,400,000	1,400,780
HSBC USA, Inc. 2.75%, 08/07/2020	1,650,000	1,657,113
JPMorgan Chase & Co. 3.25%, 09/23/2022	200,000	206,929

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Lloyds Banking Group PLC
4.38%, 03/22/2028	$ 200,000	$ 220,598
4.55%, 08/16/2028	1,000,000	1,120,364
Mitsubishi UFJ Financial Group, Inc. 3-Month LIBOR + 1.88%, 3.79% (A), 03/01/2021	535,000	544,623
Mitsubishi UFJ Trust & Banking Corp. 2.65%, 10/19/2020 (B) (D)	200,000	201,002
Mizuho Financial Group, Inc.
Fixed until 07/16/2024, 2.84% (A), 07/16/2025	400,000	405,074
3-Month LIBOR + 1.00%, 2.89% (A), 09/11/2024 (D)	400,000	404,129
MUFG Bank, Ltd. 2.30%, 03/05/2020 (B)	200,000	200,115
MUFG Union Bank NA 2.10%, 12/09/2022	300,000	300,843
Royal Bank of Scotland Group PLC
Fixed until 05/18/2028, 4.89% (A), 05/18/2029	400,000	452,488
Fixed until 08/15/2021 (E), 8.63% (A)	600,000	643,500
Santander Group Holdings PLC
2.88%, 10/16/2020	860,000	863,801
3.13%, 01/08/2021	100,000	100,854
Santander PLC 2.38%, 03/16/2020	1,700,000	1,700,897
Standard Chartered PLC 3-Month LIBOR + 1.20%, 3.09% (A), 09/10/2022 (B)	400,000	403,012
Stichting AK Rabobank Certificaten 6.50%, 12/29/2049 (C) (E)	EUR 400,000	570,384
Sumitomo Mitsui Banking Corp. 2.65%, 07/23/2020, MTN	$ 860,000	863,315
Sumitomo Mitsui Financial Group, Inc. 2.63%, 07/14/2026	200,000	200,189
UniCredit SpA 6.57%, 01/14/2022 (B)	400,000	429,611
Wells Fargo & Co.
2.55%, 12/07/2020, MTN	80,000	80,487
3.00%, 02/19/2025, MTN	200,000	206,385
Fixed until 06/17/2026, 3.20% (A), 06/17/2027, MTN	300,000	311,299
Westpac Banking Corp. 2.25%, 11/09/2020 (B)	700,000	701,307

		22,715,381

Beverages - 0.3%
Bacardi, Ltd.
4.45%, 05/15/2025 (B)	100,000	107,849
4.70%, 05/15/2028 (B) (D)	150,000	163,513
5.15%, 05/15/2038 (B)	100,000	113,012
Suntory Holdings, Ltd. 2.25%, 10/16/2024 (B)	400,000	397,569

		781,943

Biotechnology - 0.2%
AbbVie, Inc. 2.60%, 11/21/2024 (B)	300,000	302,427

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Biotechnology (continued)
Amgen, Inc. 4.40%, 05/01/2045	$ 300,000	$ 336,165

		638,592

Building Products - 0.1%
Fortune Brands Home & Security, Inc. 4.00%, 06/15/2025	410,000	439,423

Capital Markets - 1.5%
Brighthouse Holdings LLC 6.50% (F), 07/27/2037 (B) (E)	200,000	204,000
Credit Suisse Group Funding Guernsey, Ltd. 3.75%, 03/26/2025	900,000	952,697
Deutsche Bank AG
3-Month LIBOR + 1.29%, 3.19% (A), 02/04/2021	600,000	600,955
Fixed until 11/26/2024, 3.96% (A), 11/26/2025	200,000	204,359
Intercontinental Exchange, Inc. 2.75%, 12/01/2020	40,000	40,268
Lazard Group LLC 3.75%, 02/13/2025	30,000	31,692
Morgan Stanley
4.00%, 07/23/2025, MTN	60,000	64,924
5.50%, 07/24/2020, MTN	1,900,000	1,938,342
S&P Global, Inc. 4.40%, 02/15/2026	40,000	44,364
UBS Group AG 4.13%, 09/24/2025 (B)	400,000	435,219

		4,516,820

Chemicals - 0.5%
Huntsman International LLC 4.50%, 05/01/2029	370,000	393,211
International Flavors & Fragrances, Inc. 3.40%, 09/25/2020	400,000	403,425
Sasol Financing USA LLC 5.88%, 03/27/2024	200,000	216,572
Syngenta Finance NV 5.18%, 04/24/2028 (B)	400,000	431,135

		1,444,343

Commercial Services & Supplies - 0.2%
Ashtead Capital, Inc. 4.00%, 05/01/2028 (B)	200,000	202,000
RELX Capital, Inc. 4.00%, 03/18/2029	300,000	325,851

		527,851

Consumer Finance - 0.7%
Discover Financial Services 4.50%, 01/30/2026	200,000	218,640
Ford Motor Credit Co. LLC
3-Month LIBOR + 0.93%, 2.86% (A), 09/24/2020, MTN	300,000	300,423
5.75%, 02/01/2021	400,000	412,915
Hyundai Capital America 2.85%, 11/01/2022 (B) (D)	400,000	404,458
Navient Corp. 5.00%, 10/26/2020	100,000	101,470

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Consumer Finance (continued)
Nissan Motor Acceptance Corp. 2.80%, 01/13/2022 (B)	$ 400,000	$ 402,617
Synchrony Financial
2.70%, 02/03/2020	15,000	15,005
5.15%, 03/19/2029 (D)	100,000	113,789

		1,969,317

Diversified Consumer Services - 0.7%
Nationwide Building Society 3.90%, 07/21/2025 (B)	1,900,000	2,049,487

Diversified Financial Services - 1.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.45%, 10/01/2025 - 04/03/2026	1,200,000	1,290,030
Aircastle, Ltd. 5.50%, 02/15/2022	100,000	106,385
Doric Nimrod Air Finance Alpha, Ltd. Pass-Through Trust 5.13%, 11/30/2024 (B)	82,196	84,091
Fairstone Financial, Inc. 7.88%, 07/15/2024 (B)	200,000	215,000
Helios Leasing I LLC 1.56%, 09/28/2024	83,921	83,043
LeasePlan Corp. NV 2.88%, 10/24/2024 (B)	400,000	399,864
Mitsubishi UFJ Lease & Finance Co., Ltd. 2.65%, 09/19/2022 (B)	500,000	503,347
ORIX Corp. 3.25%, 12/04/2024	600,000	625,542
Protective Life Global Funding 2.70%, 11/25/2020 (B)	830,000	835,421
Tagua Leasing LLC 1.58%, 11/16/2024	88,305	87,455

		4,230,178

Diversified Telecommunication Services - 0.7%
AT&T, Inc.
3-Month LIBOR + 0.93%, 2.89% (A), 06/30/2020	40,000	40,142
4.13%, 02/17/2026	150,000	162,591
4.30%, 02/15/2030	227,000	252,240
4.35%, 03/01/2029	500,000	556,256
Bell Canada, Inc. 4.30%, 07/29/2049	200,000	226,557
Verizon Communications, Inc. 4.33%, 09/21/2028	617,000	700,276

		1,938,062

Electric Utilities - 2.9%
AEP Texas, Inc. 3.95%, 06/01/2028	500,000	543,724
Alabama Power Co. 3.45%, 10/01/2049	300,000	307,803
Appalachian Power Co. 3.40%, 06/01/2025	650,000	675,719
Avangrid, Inc. 3.80%, 06/01/2029	500,000	530,597
Edison International 3.55%, 11/15/2024	100,000	102,435

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Enel Finance International NV 2.65%, 09/10/2024 (B)	$ 800,000	$ 802,698
Entergy LLC
2.85%, 06/01/2028	1,100,000	1,125,292
3.30%, 12/01/2022	100,000	102,893
IPALCO Enterprises, Inc. 3.70%, 09/01/2024	300,000	310,361
NextEra Energy Capital Holdings, Inc. 3.20%, 02/25/2022	400,000	410,202
Niagara Mohawk Power Corp. 4.12%, 11/28/2042 (B)	200,000	217,370
Pacific Gas & Electric Co.
3.50%, 06/15/2025 (G)	20,000	20,000
4.25%, 08/01/2023 (B) (G)	300,000	307,500
Pennsylvania Electric Co. 3.60%, 06/01/2029 (B)	600,000	632,014
Perusahaan Listrik Negara PT 4.88%, 07/17/2049 (B) (D)	300,000	324,750
Southern California Edison Co.
3.90%, 03/15/2043	100,000	102,580
4.00%, 04/01/2047	600,000	631,711
4.05%, 03/15/2042	100,000	103,610
4.65%, 10/01/2043	100,000	113,460
Southwestern Electric Power Co. 6.20%, 03/15/2040	600,000	790,669
SP Group Treasury Pte, Ltd. 3.38%, 02/27/2029 (B)	250,000	267,986

		8,423,374

Electronic Equipment, Instruments & Components - 0.2%
Arrow Electronics, Inc. 3.25%, 09/08/2024	300,000	308,493
Flex, Ltd. 4.88%, 06/15/2029	170,000	184,687

		493,180

Energy Equipment & Services - 0.3%
Energy Transfer Partners, LP / Regency Energy Finance Corp. 5.88%, 03/01/2022	850,000	902,210
Odebrecht Drilling Norbe VIII / IX, Ltd. 6.35%, 12/01/2021 (C)	114,006	113,437

		1,015,647

Entertainment - 0.1%
Walt Disney Co. 2.00%, 09/01/2029	300,000	291,149

Equity Real Estate Investment Trusts - 3.2%
Alexandria Real Estate Equities, Inc.
3.95%, 01/15/2027	100,000	107,699
4.30%, 01/15/2026	1,090,000	1,196,664
4.50%, 07/30/2029	200,000	225,566
American Tower Corp.
3.38%, 10/15/2026	600,000	623,856
4.00%, 06/01/2025	300,000	321,061
4.40%, 02/15/2026	670,000	731,153
Brixmor Operating Partnership, LP 3-Month LIBOR + 1.05%, 2.96% (A), 02/01/2022	600,000	599,633

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts (continued)
Crown Castle International Corp.
4.45%, 02/15/2026	$ 200,000	$ 219,115
5.25%, 01/15/2023	900,000	977,683
Equinix, Inc. 2.63%, 11/18/2024	200,000	200,372
Essex Portfolio, LP 4.00%, 03/01/2029	500,000	543,344
Federal Realty Investment Trust 3.63%, 08/01/2046	150,000	152,463
Kilroy Realty, LP 4.38%, 10/01/2025	590,000	641,961
Mid-America Apartments, LP 4.00%, 11/15/2025	580,000	627,881
National Retail Properties, Inc. 4.80%, 10/15/2048	500,000	604,039
Sabra Health Care, LP / Sabra Capital Corp. 4.80%, 06/01/2024	400,000	425,288
VEREIT Operating Partnership, LP 4.63%, 11/01/2025	500,000	547,553
Welltower, Inc. 4.95%, 09/01/2048	300,000	360,295
WP Carey, Inc. 4.60%, 04/01/2024	400,000	428,927

		9,534,553

Food Products - 0.2%
Kraft Heinz Foods Co.
4.38%, 06/01/2046	300,000	295,731
4.88%, 02/15/2025 (B)	212,000	217,824

		513,555

Gas Utilities - 0.7%
Dominion Energy Gas Holdings LLC 2.50%, 11/15/2024	400,000	401,874
Piedmont Natural Gas Co., Inc. 3.50%, 06/01/2029	1,000,000	1,069,459
Southern California Gas Co. 4.13%, 06/01/2048	500,000	556,673

		2,028,006

Health Care Equipment & Supplies - 0.8%
Boston Scientific Corp. 3.38%, 05/15/2022	650,000	671,295
Zimmer Biomet Holdings, Inc.
2.70%, 04/01/2020	1,620,000	1,621,053
3.15%, 04/01/2022	30,000	30,630
3.55%, 04/01/2025	30,000	31,638

		2,354,616

Health Care Providers & Services - 1.0%
Adventist Health System 2.43%, 09/01/2024	400,000	400,717
AHS Hospital Corp. 5.02%, 07/01/2045	400,000	498,582
Anthem, Inc. 2.38%, 01/15/2025	300,000	299,647
Centene Corp. 4.75%, 01/15/2025 (B)	100,000	103,873
CHRISTUS Health 4.34%, 07/01/2028	300,000	331,439

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services (continued)
CVS Health Corp. 5.05%, 03/25/2048	$ 500,000	$ 592,513
Hackensack Meridian Health, Inc. 4.50%, 07/01/2057	200,000	235,684
Northwell Healthcare, Inc. 3.98%, 11/01/2046	400,000	409,813

		2,872,268

Hotels, Restaurants & Leisure - 0.4%
GLP Capital, LP / GLP Financing II, Inc.
4.00%, 01/15/2030	200,000	204,140
5.38%, 04/15/2026	100,000	110,540
Las Vegas Sands Corp. 2.90%, 06/25/2025	200,000	202,126
McDonald’s Corp. 3.80%, 04/01/2028, MTN	400,000	437,461
Sands China, Ltd. 4.60%, 08/08/2023	200,000	211,072
Wynn Macau, Ltd. 5.13%, 12/15/2029 (B)	100,000	102,051

		1,267,390

Industrial Conglomerates - 0.1%
General Electric Co.
Fixed until 01/21/2021 (E), 5.00% (A)	200,000	195,892
5.55%, 01/05/2026, MTN	100,000	114,744

		310,636

Insurance - 2.3%
Berkshire Hathaway Finance Corp. 4.20%, 08/15/2048	200,000	236,795
First American Financial Corp. 4.60%, 11/15/2024	20,000	21,405
Great-West Lifeco Finance, LP 4.05%, 05/17/2028 (B)	200,000	220,976
Jackson National Life Global Funding 2.60%, 12/09/2020 (B)	820,000	825,314
MetLife, Inc. 4.05%, 03/01/2045	20,000	23,219
Metropolitan Life Global Funding I
2.00%, 04/14/2020 (B)	150,000	150,027
2.50%, 12/03/2020 (B)	950,000	954,659
New York Life Insurance Co. 4.45%, 05/15/2069 (B)	100,000	114,632
Pacific Life Insurance Co. Fixed until 10/24/2047, 4.30% (A), 10/24/2067 (B)	1,000,000	1,067,500
Pricoa Global Funding I 2.55%, 11/24/2020 (B)	830,000	834,638
Principal Life Global Funding II
2.20%, 04/08/2020 (B)	600,000	600,327
3.00%, 04/18/2026 (B)	300,000	310,265
Reinsurance Group of America, Inc. 3.90%, 05/15/2029	100,000	106,703
RenaissanceRe Holdings, Ltd. 3.60%, 04/15/2029	300,000	315,873
Teachers Insurance & Annuity Association of America 4.27%, 05/15/2047 (B)	800,000	909,955

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
Travelers Cos., Inc. 3.75%, 05/15/2046	$ 100,000	$ 109,221

		6,801,509

Interactive Media & Services - 0.4%
Tencent Holdings, Ltd.
3-Month LIBOR + 0.91%, 2.89% (A), 04/11/2024 (B)	400,000	401,832
3.98%, 04/11/2029 (B)	600,000	647,974

		1,049,806

Machinery - 0.2%
Westinghouse Air Brake Technologies Corp. 4.40%, 03/15/2024	600,000	637,089

Marine - 0.1%
AP Moller - Maersk A/S 3.88%, 09/28/2025 (B)	300,000	311,089

Media - 0.9%
CCO Holdings LLC / CCO Holdings Capital Corp. 4.75%, 03/01/2030 (B)	700,000	712,621
Charter Communications Operating LLC / Charter Communications Operating Capital
4.20%, 03/15/2028	500,000	533,028
4.80%, 03/01/2050	300,000	316,351
Comcast Corp.
4.40%, 08/15/2035	20,000	23,461
4.75%, 03/01/2044	500,000	608,532
Discovery Communications LLC 5.00%, 09/20/2037	300,000	339,056
Sky, Ltd. 3.13%, 11/26/2022 (B)	80,000	82,227

		2,615,276

Multi-Utilities - 0.4%
CenterPoint Energy, Inc. Fixed until 09/01/2023 (E), 6.13% (A)	200,000	211,500
DTE Electric Co. 3.70%, 06/01/2046	1,000,000	1,081,737

		1,293,237

Oil, Gas & Consumable Fuels - 1.9%
APT Pipelines, Ltd. 4.25%, 07/15/2027 (B)	300,000	323,032
Concho Resources, Inc. 3.75%, 10/01/2027	300,000	315,553
Diamondback Energy, Inc. 2.88%, 12/01/2024	300,000	303,503
Dolphin Energy, Ltd. LLC 5.50%, 12/15/2021 (C)	400,000	422,988
Energy Transfer Operating, LP
4.05%, 03/15/2025	200,000	210,276
4.75%, 01/15/2026	40,000	43,318
7.50%, 07/01/2038	100,000	128,810
Eni SpA 4.75%, 09/12/2028 (B)	200,000	226,439
ONEOK, Inc. 4.35%, 03/15/2029	700,000	758,231
Petroleos Mexicanos 6.84%, 01/23/2030 (B)	200,000	213,268

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Sabine Pass Liquefaction LLC 5.75%, 05/15/2024	$ 1,000,000	$ 1,115,698
Sinopec Group Overseas Development, Ltd. 4.13%, 09/12/2025 (B)	500,000	539,629
Valero Energy Corp. 4.00%, 04/01/2029	500,000	539,433
Woodside Finance, Ltd.
3.65%, 03/05/2025 (B)	20,000	20,723
3.70%, 03/15/2028 (B)	500,000	517,293

		5,678,194

Pharmaceuticals - 0.8%
Baxalta, Inc. 3.60%, 06/23/2022	6,000	6,160
Bayer US Finance II LLC 4.63%, 06/25/2038 (B)	1,000,000	1,086,951
Bristol-Myers Squibb Co. 3.20%, 06/15/2026 (B)	600,000	630,371
Shire Acquisitions Investments Ireland DAC 3.20%, 09/23/2026	300,000	309,178
Zoetis, Inc. 3.90%, 08/20/2028	400,000	434,056

		2,466,716

Professional Services - 0.1%
IHS Markit, Ltd. 4.75%, 08/01/2028	300,000	334,130

Road & Rail - 0.5%
Fortress Transportation & Infrastructure Investors LLC 6.50%, 10/01/2025 (B)	400,000	422,200
Kansas City Southern 4.95%, 08/15/2045	500,000	593,897
Park Aerospace Holdings, Ltd. 5.50%, 02/15/2024 (B)	200,000	219,582
Union Pacific Corp. 4.10%, 09/15/2067	200,000	203,006

		1,438,685

Semiconductors & Semiconductor Equipment - 0.4%
Broadcom, Inc. 3.13%, 04/15/2021 (B)	600,000	607,284
Marvell Technology Group, Ltd. 4.20%, 06/22/2023	200,000	211,213
Micron Technology, Inc. 4.19%, 02/15/2027	400,000	426,952

		1,245,449

Software - 0.4%
Fair Isaac Corp. 4.00%, 06/15/2028 (B)	170,000	171,275
Microsoft Corp. 4.10%, 02/06/2037	500,000	591,503
Oracle Corp. 2.95%, 05/15/2025	290,000	301,904

		1,064,682

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Specialty Retail - 0.1%
QVC, Inc.
4.45%, 02/15/2025 (D)	$ 100,000	$ 103,429
4.85%, 04/01/2024	100,000	104,800

		208,229

Technology Hardware, Storage & Peripherals - 0.6%
Apple, Inc.
2.90%, 09/12/2027	300,000	312,342
3.35%, 02/09/2027	300,000	319,556
4.65%, 02/23/2046	200,000	250,950
Dell International LLC / EMC Corp.
5.30%, 10/01/2029 (B)	200,000	225,518
8.10%, 07/15/2036 (B)	600,000	788,963

		1,897,329

Tobacco - 0.1%
BAT Capital Corp. 4.39%, 08/15/2037	400,000	405,064

Trading Companies & Distributors - 0.1%
BOC Aviation, Ltd. 3.50%, 10/10/2024 (B)	200,000	206,381

Transportation Infrastructure - 0.1%
Sydney Airport Finance Co. Pty, Ltd.
3.38%, 04/30/2025 (B)	20,000	20,679
3.90%, 03/22/2023 (B)	200,000	209,734

		230,413

Water Utilities - 0.0% (H)
American Water Capital Corp. 3.40%, 03/01/2025	20,000	20,975

Wireless Telecommunication Services - 0.4%
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC
4.74%, 09/20/2029 (B)	400,000	423,592
5.15%, 09/20/2029 (B)	400,000	436,000
Vodafone Group PLC 3.75%, 01/16/2024	300,000	317,342

		1,176,934

Total Corporate Debt Securities (Cost $97,940,779)		102,741,496

FOREIGN GOVERNMENT OBLIGATIONS - 3.6%
Canada - 0.3%
Province of Quebec 2.50%, 04/20/2026	900,000	923,912

Indonesia - 0.3%
Indonesia Government International Bond 4.45%, 02/11/2024	800,000	861,375

Japan - 1.1%
Japan Finance Organization for Municipalities 2.13%, 04/13/2021 - 10/25/2023 (B)	1,800,000	1,804,630
Tokyo Metropolitan Government 2.00%, 05/17/2021 (B)	1,500,000	1,498,305

		3,302,935

Kuwait - 0.2%
Kuwait International Government Bond 3.50%, 03/20/2027 (C)	500,000	537,320

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Peru - 0.4%
Peru Government International Bond
5.94%, 02/12/2029 (B)	PEN 1,200,000	$ 408,607
5.94%, 02/12/2029 (C)	1,500,000	508,586
8.20%, 08/12/2026 (B)	600,000	230,435

		1,147,628

Qatar - 1.0%
Qatar Government International Bond
2.38%, 06/02/2021 (C)	$ 2,800,000	2,807,257
4.50%, 01/20/2022 (C)	200,000	209,532

		3,016,789

Republic of South Africa - 0.1%
Republic of South Africa Government International Bond 4.85%, 09/30/2029	300,000	300,000

United Arab Emirates - 0.2%
Abu Dhabi Government International Bond 3.13%, 10/11/2027 (B)	500,000	523,673

Total Foreign Government Obligations (Cost $10,351,015)		10,613,632

LOAN ASSIGNMENT - 0.2%
Capital Markets - 0.2%
Zephyrus Capital Aviation Partners LLC Term Loan, TBD, 10/15/2038 (I) (J) (K)	786,432	774,781

Total Loan Assignment (Cost $775,326)		774,781

MORTGAGE-BACKED SECURITIES - 3.9%
Aggregator of Loans Backed by Assets PLC Series 2015-1, Class A, 1-Month GBP LIBOR + 1.25%, 1.96% (A), 04/24/2049 (C)	GBP 193,765	257,020
BAMLL Commercial Mortgage Securities Trust Series 2019-RLJ, Class A, 1-Month LIBOR + 1.05%, 2.79% (A), 04/15/2036 (B)	$ 500,000	499,385
Banc of America Mortgage Trust Series 2004-D, Class 2A2, 4.83% (A), 05/25/2034	8,905	8,999
Bear Stearns Alt-A Trust Series 2005-5, Class 1A1, 1-Month LIBOR + 0.44%, 2.23% (A), 07/25/2035	7,010	7,021
ChaseFlex Trust Series 2007-2, Class A1, 1-Month LIBOR + 0.28%, 2.07% (A), 05/25/2037	366,864	350,814
CHL Mortgage Pass-Through Trust Series 2004-J3, Class A7, 5.50%, 05/25/2034	140,411	143,436
COMM Mortgage Trust Series 2018-HOME, Class A, 3.82% (A), 04/10/2033 (B)	400,000	429,817

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse Mortgage Capital Certificates
Series 2019-RPL4, Class A1,
3.83%, 08/26/2058 (B)	$ 285,009	$ 287,250
Series 2019-RPL9, Class A1,
3.32% (A), 10/27/2059 (B)	199,066	198,824
DBGS Mortgage Trust Series 2019-1735, Class A, 3.84%, 04/10/2037 (B)	200,000	214,093
DBUBS Mortgage Trust Series 2017-BRBK, Class A, 3.45%, 10/10/2034 (B)	1,000,000	1,041,829
Eurosail PLC Series 2006-4X, Class A3C, 3-Month GBP LIBOR + 0.16%, 0.95% (A), 12/10/2044 (C)	GBP 93,508	122,435
HarborView Mortgage Loan Trust Series 2005-4, Class 3A1, 4.34% (A), 07/19/2035	$ 61,739	57,933
Independence Plaza Trust Series 2018-INDP, Class A, 3.76%, 07/10/2035 (B)	600,000	626,401
La Hipotecaria El Salvadorian Mortgage Trust Series 2016-1A, Class A, 3.36%, 01/15/2046 (B) (J)	529,415	550,836
Merrill Lynch Mortgage Investors Trust Series 2003-B, Class A1, 1-Month LIBOR + 0.68%, 2.47% (A), 04/25/2028	172,983	171,704
Mill City Mortgage Loan Trust Series 2019-GS2, Class A1, 2.75% (A), 08/25/2059 (B)	387,307	389,114
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25, Class A4, 3.37%, 10/15/2048	900,000	942,375
Morgan Stanley Bank of America Merrill Lynch Trust, Interest Only STRIPS Series 2013-C8, Class XA, 0.98% (A), 12/15/2048	1,614,164	38,154
MortgageIT Trust Series 2005-2, Class 1A1, 1-Month LIBOR + 0.52%, 2.31% (A), 05/25/2035	39,212	39,773
Natixis Commercial Mortgage Securities Trust Series 2019-10K, Class A, 3.62%, 05/15/2039 (B)	700,000	734,897
New Residential Mortgage Loan Trust Series 2019-RPL3, Class A1, 2.75% (A), 07/25/2059 (B)	584,660	584,868
Southern Pacific Financing PLC Series 2005-B, Class A, 3-Month GBP LIBOR + 0.18%, 0.97% (A), 06/10/2043 (C)	GBP 73,219	96,489
Towd Point Mortgage Funding PLC Series 2019-GR4A, Class A1, 3-Month GBP LIBOR + 1.03%, 1.82% (A), 10/20/2051 (B)	1,066,713	1,417,883

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Towd Point Mortgage Trust Series 2019-4, Class A1, 2.90% (A), 10/25/2059 (B)	$ 292,633	$ 294,316
Uropa Securities PLC
Series 2008-1, Class A,
3-Month GBP LIBOR + 0.20%, 0.99% (A), 06/10/2059 (C)	GBP 365,784	466,158
Series 2008-1, Class B,
3-Month GBP LIBOR + 0.75%, 1.54% (A), 06/10/2059 (C)	74,632	92,397
Series 2008-1, Class M1,
3-Month GBP LIBOR + 0.35%, 1.14% (A), 06/10/2059 (C)	89,279	111,605
Series 2008-1, Class M2,
3-Month GBP LIBOR + 0.55%, 1.34% (A), 06/10/2059 (C)	69,749	87,020
WaMu Mortgage Pass-Through Certificates Trust Series 2006-AR9, Class 2A, 1-COFI + 1.50%, 2.63% (A), 08/25/2046	$ 487,182	474,206
Worldwide Plaza Trust Series 2017-WWP, Class A, 3.53%, 11/10/2036 (B)	900,000	947,341

Total Mortgage-Backed Securities (Cost $11,535,421)		11,684,393

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.9%
California - 0.3%
Bay Area Toll Authority, Revenue Bonds, Series S1, 6.92%, 04/01/2040	200,000	292,838
Los Angeles Community College District, General Obligation Unlimited, 6.60%, 08/01/2042	200,000	307,308
State of California, General Obligation Unlimited, 7.35%, 11/01/2039	300,000	460,836

		1,060,982

Florida - 0.1%
County of Miami-Dade Aviation Revenue, Revenue Bonds, Series C, 3.86%, 10/01/2029	200,000	215,924

Maryland - 0.1%
County of Baltimore, General Obligation Unlimited, 3.30%, 07/01/2046	200,000	203,406

Michigan - 0.1%
Michigan Tobacco Settlement Finance Authority, Revenue Bonds, Series A, 7.31%, 06/01/2034	225,000	232,877

New Jersey - 0.1%
New Jersey Transportation Trust Fund Authority, Revenue Bonds, 2.55%, 06/15/2023	200,000	200,600

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New York - 0.1%
Port Authority of New York & New Jersey, Revenue Bonds, 4.46%, 10/01/2062	$ 400,000	$ 490,240

Utah - 0.0% (H)
Utah State Board of Regents, Revenue Bonds, Series 1, 1-Month LIBOR + 0.75%, 2.54% (A), 12/26/2031	27,414	27,368

West Virginia - 0.1%
Tobacco Settlement Finance Authority, Revenue Bonds, Series A, 7.47%, 06/01/2047	185,000	192,217

Total Municipal Government Obligations (Cost $2,359,346)		2,623,614

U.S. GOVERNMENT AGENCY OBLIGATIONS - 15.2%
Federal Home Loan Mortgage Corp. 4.50%, 08/01/2048	1,026,925	1,092,802
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
1-Month LIBOR + 0.67%, 2.37% (A), 02/25/2023	104,161	104,040
3.21% (A), 04/25/2028	1,000,000	1,047,653
Federal Home Loan Mortgage Corp. REMIC
1-Month LIBOR + 0.35%, 2.13% (A), 01/15/2038	601,303	596,805
1-Month LIBOR + 0.40%, 2.14% (A), 02/15/2041 - 09/15/2045	292,092	291,435
Federal Home Loan Mortgage Corp. REMIC, Interest Only STRIPS 2.50% (A), 01/15/2038	601,303	40,937
Federal Home Loan Mortgage Corp., Interest Only STRIPS 1-Month LIBOR + 5.89%, 4.15% (A), 09/15/2043	858,770	158,851
Federal National Mortgage Association
3.50%, 06/01/2045	243,094	253,821
3.70%, 09/01/2034	455,893	497,248
4.00%, 09/01/2048 - 10/01/2048	363,102	377,926
Federal National Mortgage Association REMIC 1-Month LIBOR + 0.55%, 2.34% (A), 02/25/2041	241,606	242,983
Federal National Mortgage Association REMIC, Interest Only STRIPS 3.00%, 03/25/2028	419,584	32,434
Government National Mortgage Association
1-Month LIBOR + 0.80%, 2.57% (A), 05/20/2066 - 06/20/2066	2,087,612	2,099,868
3.50%, TBA (L)	3,200,000	3,299,375
Uniform Mortgage-Backed Security
2.50%, TBA (L)	200,000	197,642
3.00%, TBA (L)	3,900,000	3,951,752
3.50%, TBA (L)	20,900,000	21,489,756

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Uniform Mortgage-Backed Security (continued)
4.00%, TBA (L)	$ 4,800,000	$ 4,993,052
4.50%, TBA (L)	3,900,000	4,108,406

Total U.S. Government Agency Obligations (Cost $44,777,384)		44,876,786

U.S. GOVERNMENT OBLIGATIONS - 40.0%
U.S. Treasury - 36.9%
U.S. Treasury Bond
2.88%, 05/15/2043	450,000	491,291
3.00%, 02/15/2048 - 08/15/2048 (M)	3,000,000	3,383,309
3.13%, 11/15/2041 - 05/15/2048 (M)	19,000,000	21,671,287
3.38%, 05/15/2044	2,660,000	3,154,594
3.75%, 11/15/2043 (M)	3,950,000	4,949,690
4.25%, 05/15/2039 - 11/15/2040 (M)	8,520,000	11,268,759
4.38%, 05/15/2040 - 05/15/2041 (M)	2,360,000	3,186,502
4.50%, 08/15/2039 (M)	16,630,000	22,604,457
U.S. Treasury Bond, Principal Only STRIPS Zero Coupon, 08/15/2044	300,000	165,455
U.S. Treasury Note
1.50%, 11/30/2024 (D)	250,000	247,979
1.63%, 02/15/2026 (M)	800,000	792,969
1.63%, 08/15/2029	200,000	194,992
1.75%, 11/15/2029	330,000	325,282
1.88%, 03/31/2022 - 07/31/2022 (M)	26,000,000	26,167,234
2.00%, 12/31/2021 (M) (N)	2,200,000	2,217,617
2.00%, 11/30/2022 - 08/15/2025	1,303,000	1,320,616
2.00%, 11/15/2026 (M)	1,875,000	1,896,753
2.13%, 05/15/2025	1,150,000	1,173,719
2.38%, 05/15/2029 (M)	200,000	208,023
2.75%, 04/30/2023 (M) (N)	900,000	932,590
2.75%, 05/31/2023 (M)	1,600,000	1,659,000
2.88%, 05/15/2049	50,000	55,260
3.00%, 09/30/2025 - 10/31/2025	770,000	822,733

		108,890,111

U.S. Treasury Inflation-Protected Securities - 3.1%
U.S. Treasury Inflation-Indexed Bond
0.88%, 01/15/2029	692,995	735,889
1.00%, 02/15/2046 - 02/15/2048 (M)	1,925,079	2,121,914
U.S. Treasury Inflation-Indexed Note
0.13%, 04/15/2022	423,244	422,619
0.50%, 01/15/2028 (M)	4,058,126	4,162,991
0.75%, 07/15/2028 (M)	1,660,727	1,747,118

		9,190,531

Total U.S. Government Obligations (Cost $111,847,608)		118,080,642

	Shares	Value
OTHER INVESTMENT COMPANY - 0.6%
Securities Lending Collateral - 0.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.56% (O)	1,637,836	1,637,836

Total Other Investment Company (Cost $1,637,836)		1,637,836

Principal		Value
REPURCHASE AGREEMENT - 32.4%

Fixed Income Clearing Corp., 0.85% (O), dated 12/31/2019, to be repurchased at $95,697,273 on 01/02/2020. Collateralized by a U.S. Government Obligation, 2.75%, due 09/15/2021, and with a value of $97,609,870.

	$ 95,692,754	$ 95,692,754

Total Repurchase Agreement (Cost $95,692,754)		95,692,754

Total Investments Excluding Options Purchased (Cost $389,293,017)		401,189,957
Total Options Purchased - 0.8% (Cost $2,457,265)		2,490,180

Total Investments (Cost $391,750,282)		403,680,137
Net Other Assets (Liabilities) - (36.6)%		(108,234,082)

Net Assets - 100.0%		$ 295,446,055

Face Value		Value Including Accrued Interest
REVERSE REPURCHASE AGREEMENTS - (25.7)%

Bank of Nova Scotia, 1.79% (O), dated 11/04/2019, to be repurchased at $(16,544,021) on 01/13/2020. Collateralized by U.S. Government Obligations, 3.13% - 4.50%, due 08/15/2039 - 08/15/2044, and Cash with a total value of $(16,284,899).

	$ (16,486,638)	$ (16,534,184)
Canadian Imperial Bank of Commerce, 1.88% (O), dated 11/06/2019, to be repurchased at $(29,020,215) on 01/06/2020. Collateralized by U.S. Government Obligations, 4.25% -4.50%, due 05/15/2039 - 11/15/2040, and Cash with a total value of $(28,826,894).	(28,928,063)	(29,011,914)
Canadian Imperial Bank of Commerce, 1.88% (O), dated 11/26/2019, to be repurchased at $(735,822) on 01/06/2020. Collateralized by a U.S. Government Obligation, 3.38%, due 05/15/2044, and Cash with a total value of $(719,353).	(734,250)	(736,378)
Canadian Imperial Bank of Commerce, 1.94% (O), dated 11/25/2019, to be repurchased at $(25,271,054) on 01/13/2020. Collateralized by U.S. Government Obligations, 1.88%, due 03/31/2022 - 04/30/2022, and Cash with a total value of $(25,440,839).	(25,204,500)	(25,254,755)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Face Value	Value Including Accrued Interest
REVERSE REPURCHASE AGREEMENTS (continued)

Canadian Imperial Bank of Commerce, 2.00% (O), dated 12/06/2019, to be repurchased at $(772,328) on 01/06/2020. Collateralized by a U.S. Government Obligation, 3.75%, due 11/15/2043, and Cash with a total value of $(760,212).

	$ (771,000)	$ (772,114)
Merrill Lynch Pierce Fenner & Smith, 1.95% (O), dated 12/30/2019, to be repurchased at $(803,555) on 01/06/2020. Collateralized by a U.S. Government Obligation, 3.13%, due 02/15/2042 and with a value of $(804,212).	(803,250)	(803,337)

	Face Value	Value Including Accrued Interest
REVERSE REPURCHASE AGREEMENTS (continued)

Royal Bank of Canada, 1.87% (O), dated 11/07/2019, to be repurchased at $(2,190,432) on 02/26/2020. Collateralized by a U.S. Government Obligation, 3.13%, due 11/15/2041, and with a value of $(2,167,952).

	$ (2,177,875)	$ (2,184,097)
Royal Bank of Canada, 1.97% (O), dated 11/26/2019, to be repurchased at $(736,179) on 01/13/2020. Collateralized by a U.S. Government Obligation, 3.38%, due 05/15/2044, and with a value of $(714,447).	(734,250)	(735,696)

Total Reverse Repurchase Agreements	$ (75,839,826)	$ (76,032,475)

EXCHANGE-TRADED OPTIONS PURCHASED:
Description	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Put - S&P 500® Index	USD	2,725.00	12/18/2020	USD	110,815,754	343	$ 2,457,265	$ 2,490,180

CENTRALLY CLEARED SWAP AGREEMENTS:

Credit Default Swap Agreements on Credit Indices - Sell Protection (P)
Reference Obligation	Fixed Rate Receivable	Payment Frequency	Maturity Date	Notional Amount (Q)		Value (R)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
MSCI Emerging Markets Index - Series 32	1.00%	Quarterly	12/20/2024	USD	400,000	$(13,319)	$(18,601)	$5,282
North America Investment Grade Index - Series 31	1.00	Quarterly	12/20/2023	USD	13,500,000	(345,051)	(113,542)	(231,509)

Total						$(358,370)	$(132,143)	$(226,227)

Interest Rate Swap Agreements
Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	Pay	1.25%	Semi-Annually/Quarterly	06/17/2030	USD	5,600,000	$339,737	$314,541	$25,196
3-Month USD-LIBOR	Pay	3.00	Semi-Annually/Quarterly	02/04/2023	USD	16,900,000	(445,594)	—	(445,594)
6-Month EUR-EURIBOR	Receive	0.15	Annually/Semi-Annually	06/17/2030	EUR	3,100,000	(33,257)	2,479	(35,736)

Total							$(139,114)	$317,020	$(456,134)

OVER-THE-COUNTER SWAP AGREEMENTS:

Credit Default Swap Agreements on Corporate and Sovereign Issues - Sell Protection (P)
Reference Obligation	Counterparty	Fixed Rate Receivable	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019 (S)	Notional Amount (Q)		Value (R)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Brazil Government International Bond, 4.25%, 01/07/2025	HSBC	1.00%	Quarterly	03/20/2020	0.27%	USD	400,000	$ 775	$ 437	$ 338

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

OVER-THE-COUNTER SWAP AGREEMENTS (continued):

Credit Default Swap Agreements on Credit Indices - Sell Protection (P)
Reference Obligation	Counterparty	Fixed Rate Receivable	Payment Frequency	Maturity Date	Notional Amount (Q)		Value (R)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North America CMBS Basket Index - Series AAA8	GSI	0.50%	Monthly	10/17/2057	USD	1,700,000	$22,225	$(71,389)	$93,614
North America CMBS Basket Index - Series AAA9	GSI	0.50	Monthly	09/17/2058	USD	900,000	11,772	(52,213)	63,985

Total							$33,997	$(123,602)	$157,599

Total Return Swap Agreements (T)
Reference Entity	Counterparty	Pay/ Receive	Payment Frequency	Maturity Date	Notional Amount		Number of Shares or Units	Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
iShares MSCI EAFE ETF	JPM	Receive	Maturity	05/13/2020	USD	478,412	77	$14,899	$—	$14,899
iShares MSCI EAFE ETF	CITI	Receive	Maturity	05/20/2020	USD	13,668,921	2,200	425,846	—	425,846
iShares MSCI EAFE ETF	GSI	Receive	Maturity	06/17/2020	USD	633,268	99	1,410	—	1,410

Total								$442,155	$—	$442,155

Value
OTC Swap Agreements, at value (Assets)	$476,927

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount		Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	101	03/31/2020	$	12,023,851	$11,979,547	$—	$(44,304)
10-Year U.S. Treasury Note	147	03/20/2020		19,038,690	18,878,015	—	(160,675)
E-Mini Russell 2000® Index	182	03/20/2020		14,953,534	15,202,460	248,926	—
Euro-BTP Italy Government Bond	37	03/06/2020		5,994,651	5,912,503	—	(82,148)
S&P 500® E-Mini Index	636	03/20/2020		100,672,665	102,748,980	2,076,315	—

Total						$2,325,241	$(287,127)

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount		Value	Unrealized Appreciation	Unrealized Depreciation
2-Year U.S. Treasury Note	(56)	03/31/2020	$	(12,078,301)	$(12,068,000)	$10,301	$—
10-Year U.S. Treasury Ultra Note	(62)	03/20/2020		(8,827,666)	(8,723,594)	104,072	—
30-Year U.S. Treasury Bond	(158)	03/20/2020		(25,204,480)	(24,633,187)	571,293	—
Euro OAT	(23)	03/06/2020		(4,251,778)	(4,199,319)	52,459	—
German Euro Bund	(27)	03/06/2020		(5,251,703)	(5,163,443)	88,260	—
U.K. Gilt	(66)	03/27/2020		(11,553,420)	(11,485,711)	67,709	—
U.S. Treasury Ultra Bond	(39)	03/20/2020		(7,284,438)	(7,084,594)	199,844	—

Total						$1,093,938	$—

Total Futures Contracts						$3,419,179	$(287,127)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BNP	01/10/2020	USD	1,837,534	GBP	1,419,000	$—	$(42,625)
BNP	01/16/2020	MXN	15,151,000	USD	759,936	39,442	—
CITI	01/10/2020	USD	11,102	EUR	10,000	—	(122)
CITI	01/15/2020	USD	640,390	PEN	2,139,800	—	(5,151)
CITI	01/15/2020	PEN	3,862,871	USD	1,163,410	1,952	—
CITI	02/12/2020	USD	392,682	PEN	1,314,384	—	(3,472)
CITI	03/18/2020	USD	1,160,858	PEN	3,862,871	—	(1,946)
DUB	01/15/2020	USD	507,831	PEN	1,723,071	—	(11,990)
DUB	03/18/2020	IDR	2,942,280,000	USD	205,840	4,566	—
GSB	02/18/2020	RUB	56,072,759	USD	874,633	23,448	—
HSBC	01/15/2020	COP	581,278,500	USD	165,866	10,858	—
HSBC	02/14/2020	JPY	245,200,000	USD	2,265,263	—	(2,953)
HSBC	03/18/2020	INR	14,061,960	USD	193,038	2,367	—

Total						$82,633	$(68,259)

SECURITY VALUATION:

Valuation Inputs (U)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (V)	Value
ASSETS
Investments
Asset-Backed Securities	$—	$12,064,023	$—	$12,064,023
Certificate of Deposit	—	400,000	—	400,000
Corporate Debt Securities	—	102,741,496	—	102,741,496
Foreign Government Obligations	—	10,613,632	—	10,613,632
Loan Assignment	—	—	774,781	774,781
Mortgage-Backed Securities	—	11,684,393	—	11,684,393
Municipal Government Obligations	—	2,623,614	—	2,623,614
U.S. Government Agency Obligations	—	44,876,786	—	44,876,786
U.S. Government Obligations	—	118,080,642	—	118,080,642
Other Investment Company	1,637,836	—	—	1,637,836
Repurchase Agreement	—	95,692,754	—	95,692,754
Exchange-Traded Options Purchased	2,490,180	—	—	2,490,180

Total Investments	$4,128,016	$398,777,340	$774,781	$403,680,137

Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$—	$339,737	$—	$339,737
Over-the-Counter Credit Default Swap Agreements	—	34,772	—	34,772
Over-the-Counter Total Return Swap Agreements	—	442,155	—	442,155
Futures Contracts (W)	3,419,179	—	—	3,419,179
Forward Foreign Currency Contracts (W)	—	82,633	—	82,633

Total Other Financial Instruments	$3,419,179	$899,297	$—	$4,318,476

LIABILITIES
Other Financial Instruments
Reverse Repurchase Agreements	$—	$(76,032,475)	$—	$(76,032,475)
Centrally Cleared Credit Default Swap Agreements	—	(358,370)	—	(358,370)
Centrally Cleared Interest Rate Swap Agreements	—	(478,851)	—	(478,851)
Futures Contracts (W)	(287,127)	—	—	(287,127)
Forward Foreign Currency Contracts (W)	—	(68,259)	—	(68,259)

Total Other Financial Instruments	$(287,127)	$(76,937,955)	$—	$(77,225,082)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of December 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, the total value of 144A securities is $55,873,440, representing 18.9% of the Portfolio’s net assets.
(C)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2019, the total value of Regulation S securities is $6,966,853, representing 2.4% of the Portfolio’s net assets.
(D)	All or a portion of the securities are on loan. The total value of all securities on loan is $1,604,106. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(E)	Perpetual maturity. The date displayed is the next call date.
(F)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of December 31, 2019; the maturity date disclosed is the ultimate maturity date.
(G)	Securities in default; partial receipt of interest payments and/or dividends declared at last payment date. At December 31, 2019, the total value of such securities is $327,500, representing 0.1% of the Portfolio’s net assets.
(H)	Percentage rounds to less than 0.1% or (0.1)%.
(I)	All or a portion of the security represents an unsettled loan commitment at December 31, 2019 where the rate will be determined at time of settlement.
(J)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2019, the total value of securities is $1,325,617, representing 0.4% of the Portfolio’s net assets.
(K)	Security is Level 3 of the fair value hierarchy.
(L)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after December 31, 2019. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(M)	Securities are subject to sale-buyback transactions.
(N)	All or a portion of these securities have been segregated by the custodian as collateral for centrally cleared swap agreements. The total value of such securities is $248,810.
(O)	Rates disclosed reflect the yields at December 31, 2019.
(P)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(Q)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(R)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(S)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(T)	At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference entity less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return and would receive payment in the event of a negative total return.
(U)	There were no transfers in or out of Level 3 during the year ended December 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(V)	Level 3 securities were not considered significant to the Portfolio.
(W)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

CURRENCY ABBREVIATIONS:

COP	Columbian Peso
EUR	Euro
GBP	Pound Sterling
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
PEN	Peruvian Sol
RUB	Russian Ruble
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

BNP	BNP Paribas
CITI	Citibank, N.A.
DUB	Deutsche Bank AG
GSB	Goldman Sachs Bank
GSI	Goldman Sachs International
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank, N.A.

PORTFOLIO ABBREVIATIONS:

BTP	Buoni del Tesoro Poliennali (Italian Treasury Bonds)
CMBS	Commercial Mortgage-Backed Securities
COFI	11th District Monthly Weighted Average Cost of Funds Index
EAFE	Europe, Australasia and Far East
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offer Rate
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
OAT	Obligations Assimilables du Tresor (Treasury Obligations)
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced
TBD	To Be Determined

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Conservative VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2019

Assets:
Investments, at value (cost $296,057,528) (including securities loaned of $1,604,106)	$307,987,383
Repurchase agreement, at value (cost $95,692,754)	95,692,754
Cash	14,115
Cash collateral pledged at broker for:
Reverse repurchase agreements	700,000
Centrally cleared swap agreements	248,000
Futures contracts	5,634,000
OTC swap agreements, at value	476,927
Foreign currency, at value (cost $554,653)	552,054
Receivables and other assets:
Investments sold	18,091
When-issued, delayed-delivery, forward and TBA commitments sold	43,189,902
Net income from securities lending	143
Shares of beneficial interest sold	12
Interest	1,901,652
Tax reclaims	1,015
Variation margin receivable on centrally cleared swap agreements	42,467
Variation margin receivable on futures contracts	613,235
Unrealized appreciation on forward foreign currency contracts	82,633

Total assets	457,154,383

Liabilities:
Cash collateral received upon return of:
Securities on loan	1,637,836
Cash collateral at broker for:
OTC derivatives (A)	290,000
Reverse repurchase agreements, at value (face value $75,839,826)	76,032,475
Payables and other liabilities:
Investments purchased	1,978,446
When-issued, delayed-delivery, forward and TBA commitments purchased	81,194,236
Shares of beneficial interest redeemed	101,064
Interest	14,314
Investment management fees	204,379
Distribution and service fees	62,327
Transfer agent costs	414
Trustees, CCO and deferred compensation fees	928
Audit and tax fees	31,363
Custody fees	49,873
Legal fees	3,295
Printing and shareholder reports fees	34,526
Other accrued expenses	4,593
Unrealized depreciation on forward foreign currency contracts	68,259

Total liabilities	161,708,328

Net assets	$295,446,055

Net assets consist of:
Capital stock ($0.01 par value)	$242,442
Additional paid-in capital	267,526,077
Total distributable earnings (accumulated losses)	27,677,536

Net assets	$295,446,055

Net assets by class:
Initial Class	$10,796,457
Service Class	284,649,598

Shares outstanding:
Initial Class	876,129
Service Class	23,368,049

Net asset value and offering price per share:
Initial Class	$12.32
Service Class	12.18

(A)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.

STATEMENT OF OPERATIONS

For the year ended December 31, 2019

Investment Income:
Interest income	$8,720,130
Net income from securities lending	5,622

Total investment income	8,725,752

Expenses:
Investment management fees	2,274,975
Distribution and service fees:
Service Class	693,893
Transfer agent costs	4,320
Trustees, CCO and deferred compensation fees	8,830
Audit and tax fees	44,027
Custody fees	99,871
Legal fees	15,310
Printing and shareholder reports fees	45,519
Interest	137,668
Dividends, interest and fees for borrowings from securities sold short	1
Other	22,318

Total expenses	3,346,732

Net investment income (loss)	5,379,020

Net realized gain (loss) on:
Investments	4,409,206
Written options and swaptions	(571,549)
Swap agreements	(6,432,501)
Futures contracts	18,252,653
Forward foreign currency contracts	201,516
Foreign currency transactions	32,269
TBA short commitments	15,621

Net realized gain (loss)	15,907,215

Net change in unrealized appreciation (depreciation) on:
Investments	16,903,131
Written options and swaptions	729,904
Swap agreements	1,437,884
Futures contracts	5,866,956
Forward foreign currency contracts	(23,426)
Translation of assets and liabilities denominated in foreign currencies	111

Net change in unrealized appreciation (depreciation)	24,914,560

Net realized and change in unrealized gain (loss)	40,821,775

Net increase (decrease) in net assets resulting from operations	$46,200,795

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Conservative VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2019	December 31, 2018
From operations:
Net investment income (loss)	$5,379,020	$5,599,528
Net realized gain (loss)	15,907,215	(6,807,983)
Net change in unrealized appreciation (depreciation)	24,914,560	(13,830,213)

Net increase (decrease) in net assets resulting from operations	46,200,795	(15,038,668)

Dividends and/or distributions to shareholders:
Initial Class	(36,514)	(953,798)
Service Class	(264,780)	(27,928,743)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(301,294)	(28,882,541)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,100,577	1,541,154
Service Class	12,770,455	10,849,069

	13,871,032	12,390,223

Dividends and/or distributions reinvested:
Initial Class	36,514	953,798
Service Class	264,780	27,928,743

	301,294	28,882,541

Cost of shares redeemed:
Initial Class	(1,744,032)	(1,231,464)
Service Class	(33,238,355)	(45,719,063)

	(34,982,387)	(46,950,527)

Net increase (decrease) in net assets resulting from capital share transactions	(20,810,061)	(5,677,763)

Net increase (decrease) in net assets	25,089,440	(49,598,972)

Net assets:
Beginning of year	270,356,615	319,955,587

End of year	$295,446,055	$270,356,615

Capital share transactions - shares:
Shares issued:
Initial Class	98,958	138,134
Service Class	1,129,739	947,745

	1,228,697	1,085,879

Shares reinvested:
Initial Class	3,082	85,313
Service Class	22,592	2,525,203

	25,674	2,610,516

Shares redeemed:
Initial Class	(153,030)	(107,453)
Service Class	(2,913,485)	(4,000,467)

	(3,066,515)	(4,107,920)

Net increase (decrease) in shares outstanding:
Initial Class	(50,990)	115,994
Service Class	(1,761,154)	(527,519)

	(1,812,144)	(411,525)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Conservative VP

STATEMENT OF CASH FLOWS

For the year ended December 31, 2019

Cash flows provided by (used for) operating activities:
Net increase (decrease) in net assets resulting from operations	$46,200,795

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Purchases of long-term investments	(806,644,868)
Proceeds from long-term investments	830,650,727
Purchases to cover securities sold short	(139,304,934)
Proceeds from securities sold short	139,320,555
Net purchases/proceeds of short-term investments	(18,034,692)
Net change in unrealized (appreciation) depreciation	(24,914,560)
Net realized (gain) loss	(15,907,215)
Net amortization (accretion) of discount and premium	167,382
(Increase) decrease in receivables for investments sold	(16,241,655)
(Increase) decrease in receivables for interest	366,138
(Increase) decrease in receivable for tax reclaim	(1,015)
(Increase) decrease in receivables for net income from securities lending	227
Increase (decrease) in payables for investments purchased	29,725,382
Increase (decrease) in dividends and interest payable	370,000
Increase (decrease) in accrued liabilities	(4,192)
Increase (decrease) in collateral for securities on loan	444,803
Net cash provided by (used for) swap agreement transactions	(6,349,563)
Net cash provided by (used for) written options and swaptions transactions	(1,535,784)
Net cash provided by (used for) in futures contracts transactions	24,260,744
Net cash provided by (used for) in forward foreign currency contracts	224,942
Net cash provided by (used for) foreign currency transactions	32,491

Net cash provided by (used for) operating activities	42,825,708

Cash flows from financing activities:
Increase (decrease) in payable to custodian for cash overdraft	(1,058,052)
Increase (decrease) in payable reverse repurchase agreements	(16,661,755)
Proceeds from shares sold, net of receivable for shares sold	13,874,119
Payment of shares redeemed, net of payable for shares redeemed	(34,963,491)
Proceeds from Sale-buyback financing transactions	590,400,864
Payments from Sale-buyback financing transactions	(591,103,402)

Net cash provided by (used for) financing activities	(39,511,717)

Net increase (decrease) in cash and foreign currencies	3,313,991

Cash and foreign currencies, at beginning of year (A)	$3,544,178

Cash and foreign currencies, at end of year (A)	$6,858,169

Supplemental disclosure of cash flow information:
Dividends, interest and fees for borrowings from securities sold short paid	$507,669
Non-cash financing activities included herein consist of reinvestment of distributions	$301,294

(A)	For the year ended December 31, 2019, the beginning and ending cash balances consist of the following:

	Beginning of Year	End of Year
Assets:
Cash	$—	$14,115
Cash collateral pledged at broker:
Reverse repurchase agreements	—	700,000
Centrally cleared swap agreements	622,000	248,000
Futures contracts	3,828,000	5,634,000
Foreign currency, at value	604,178	552,054

Total assets	5,054,178	7,148,169

Liabilities:
Cash collateral received at broker:
Reverse repurchase agreements	1,240,000	—
OTC derivatives	—	290,000
TBA Commitments	270,000	—

Total liabilities	1,510,000	290,000

Net cash per statement of assets and liabilities	$3,544,178	$6,858,169

Total cash and foreign currencies per statement of cash flows	$3,544,178	$6,858,169

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Conservative VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2019		December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015
Net asset value, beginning of year	$10.49		$12.21		$11.56		$11.05		$11.55

Investment operations:
Net investment income (loss) (A)	0.24		0.25		0.18		0.12	(B)	0.06
Net realized and unrealized gain (loss)	1.63		(0.78)		1.03		0.46		(0.26)

Total investment operations	1.87		(0.53)		1.21		0.58		(0.20)

Dividends and/or distributions to shareholders:
Net investment income	(0.04)		(0.43)		(0.18)		(0.07)		(0.05)
Net realized gains	—		(0.76)		(0.38)		—		(0.25)

Total dividends and/or distributions to shareholders	(0.04)		(1.19)		(0.56)		(0.07)		(0.30)

Net asset value, end of year	$12.32		$10.49		$12.21		$11.56		$11.05

Total return	17.86%		(4.92)%		10.70%		5.22%		(1.77)%

Ratio and supplemental data:
Net assets end of year (000’s)	$10,796		$9,729		$9,908		$9,469		$9,739
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.92	%(C)	0.97	%(C)	0.95	%(C)	0.88%		0.89%
Including waiver and/or reimbursement and recapture	0.92	%(C)	0.97	%(C)	0.95	%(C)	0.88	%(B)	0.90%
Net investment income (loss) to average net assets	2.11%		2.11%		1.53%		1.08	%(B)	0.53%
Portfolio turnover rate	64	%(D)	40	%(D)	43	%(D)	58	%(D)	53%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Includes interest fee on sale-buyback transactions.
(D)	Excludes sale-buyback transactions.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2019		December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015
Net asset value, beginning of year	$10.37		$12.08		$11.45		$10.95		$11.47

Investment operations:
Net investment income (loss) (A)	0.21		0.21		0.15		0.09	(B)	0.03
Net realized and unrealized gain (loss)	1.61		(0.76)		1.02		0.46		(0.27)

Total investment operations	1.82		(0.55)		1.17		0.55		(0.24)

Dividends and/or distributions to shareholders:
Net investment income	(0.01)		(0.40)		(0.16)		(0.05)		(0.03)
Net realized gains	—		(0.76)		(0.38)		—		(0.25)

Total dividends and/or distributions to shareholders	(0.01)		(1.16)		(0.54)		(0.05)		(0.28)

Net asset value, end of year	$12.18		$10.37		$12.08		$11.45		$10.95

Total return	17.57%		(5.15)%		10.39%		4.98%		(2.08)%

Ratio and supplemental data:
Net assets end of year (000’s)	$284,650		$260,628		$310,048		$300,011		$241,777
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.17	%(C)	1.22	%(C)	1.20	%(C)	1.13%		1.14%
Including waiver and/or reimbursement and recapture	1.17	%(C)	1.22	%(C)	1.20	%(C)	1.13	%(B)	1.15%
Net investment income (loss) to average net assets	1.86%		1.85%		1.28%		0.83	%(B)	0.30%
Portfolio turnover rate	64	%(D)	40	%(D)	43	%(D)	58	%(D)	53%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Includes interest fee on sale-buyback transactions.
(D)	Excludes sale-buyback transactions.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2019

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PIMCO Tactical – Conservative VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2019 by the Portfolio.

Statement of cash flows: GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. These conditions may include the enterprise had little or no debt, based on the average debt outstanding during the period, little or no illiquid investments, and little or no investments classified as Level 3 of the fair value hierarchy in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of sale-buyback financing transactions, line of credit borrowing, short sale transactions, illiquid investments, or Level 3 classified securities have been determined to be at a level requiring a Statement of Cash Flows. A Statement of Cash Flows has been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2019, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SECURITY VALUATION (continued)

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolio to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolio assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Portfolio, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolio that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolio has direct recourse against the corporate

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

4. SECURITIES AND OTHER INVESTMENTS (continued)

borrowers under the terms of the loans or other indebtedness, the Portfolio may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Portfolio held no unsecured loan participations at December 31, 2019. Open secured loan participations and assignments at December 31, 2019, if any, are included within the Schedule of Investments.

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2019, if any, are identified within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2019, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

4. SECURITIES AND OTHER INVESTMENTS (continued)

disclosed within the Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2019, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2019, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2019.

Repurchase agreements at December 31, 2019, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Reverse repurchase agreements: The Portfolio may enter into reverse repurchase agreements in which the Portfolio sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. The Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements are considered to be a form of borrowing. Pursuant to the terms of the reverse repurchase agreements, the Portfolio’s custodian must segregate assets with an aggregate market value greater than or equal to 100% of the repurchase price. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolio are obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Portfolio exercising its rights under the agreement, or those rights may be limited by other contractual agreements.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

For the year ended December 31, 2019, the Portfolio’s average borrowings are as follows:

Average Daily Borrowing	Number of Days Outstanding	Weighted Average Interest Rate
$ 101,641,712	365	2.42%

Open reverse repurchase agreements at December 31, 2019, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities. The interest expense is included in interest income on the Statement of Operations.

Sale-buyback: The Portfolio may enter into sale-buyback financing transactions. The Portfolio accounts for sale-buyback financing transactions as borrowing transactions and realize gains and losses on these transactions at the end of the roll period. Sale-buyback financing transactions involve sales by the Portfolio of securities and simultaneously contracts to repurchase the same or substantially similar securities at an agreed upon price and date.

The Portfolio forgoes principal and interest paid during the roll period on the securities sold in a sale-buyback financing transaction. The Portfolio is compensated by the difference between the current sales price and the price for the future purchase (often referred to as the “price drop”), as well as by any interest earned on the proceeds of the securities sold. Sale-buyback financing transactions may be renewed with a new sale and a repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract. Sale-buyback financing transactions expose the Portfolio to risks such as, the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio, the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Portfolio’s forward commitment to repurchase the subject security. Sale-buyback financing transactions accounted for as borrowing transactions are excluded from the Portfolio’s portfolio turnover rates. The Portfolio recognizes price drop fee income on a straight line basis over the period of the roll. For the year ended December 31, 2019, the Portfolio earned price drop fee income of $820. The price drop fee income is included in Interest income within the Statement of Operations.

The outstanding payable for securities to be repurchased, if any, is included in Payable for sale-buyback financing transactions within the Statement of Assets and Liabilities. The interest expense is included within Interest income on the Statement of Operations. In periods of increased demand of the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio, and is included in Interest income on the Statement of Operations.

For the year ended December 31, 2019, the Portfolio’s average borrowings are as follows:

Average Daily Borrowing	Number of Days Outstanding	Weighted Average Interest Rate
$ 5,658,726	277	2.40%

Open sale-buyback financing transactions at December 31, 2019, if any, are identified within the Schedule of Investments.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities on non-U.S. fixed income investments, as well as on securities traded on U.S. exchanges. Loan counterparties pledge cash collateral with a value of at least 105% of the current value of the loaned securities for non-U.S. equity positions. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio (the “Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2019; however no individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2019, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2019.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$1,385,812	$—	$—	$—	$1,385,812
U.S. Government Obligations	252,024	—	—	—	252,024
Total Securities Lending Transactions	$1,637,836	$—	$—	$—	$1,637,836
Reverse Repurchase Agreements
U.S. Government Obligations	$—	$73,148,378	$2,184,097	$—	$75,332,475
Cash	700,000	—	—	—	700,000
Total Reverse Repurchase Agreements	$700,000	$73,148,378	$2,184,097	$—	$76,032,475
Total Borrowings	$2,337,836	$73,148,378	$2,184,097	$—	$77,670,311

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on exchange-traded funds and/or securities: The Portfolio may purchase or write options on ETFs and/or securities. Purchasing or writing options on ETFs and/or securities gives the Portfolio the right, but not the obligation to buy or sell a specified ETF and/or security as an underlying instrument for the option contract.

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Options on futures: The Portfolio may purchase or write options on futures. Purchasing or writing options on futures gives the Portfolio the right, but not obligation to buy or sell a position on a futures contract at the specified option exercise price at any time during the period of the option.

Interest rate-capped options: The Portfolio may purchase or write interest rate-capped options. Purchasing or writing interest rate-capped options gives the Portfolio the right, but not the obligation to buy or sell an option which applies a cap to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate-linked products.

Credit default swaptions: The Portfolio may purchase or write credit default swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. Purchasing or writing credit default swaptions gives the Portfolio the right, but not the obligation to buy or sell credit protection on a specific reference with a specific maturity.

Interest rate swaptions: The Portfolio may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability within the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

Open option contracts at December 31, 2019, if any, are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Statement of Assets and Liabilities.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bilateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, including contracts for difference (“CFD”), and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Centrally cleared swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as Variation margin receivable (payable) on centrally cleared swap agreements within the Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected in OTC swap agreements, at value within the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Additionally, these upfront payments as well as any periodic payments received or paid by the Portfolio, including any liquidation payment received or made at the termination of the swap are recorded as part of Net realized gain (loss) on swap agreements within the Statement of Operations.

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swap agreements to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swap agreements, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Total return swap agreements: The Portfolio is subject to commodity risk, equity risk, and other risks related to the underlying investments of the swap agreement, including CFDs, in the normal course of pursuing its investment objective. The value of the commodity-linked investments held by a Portfolio can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting the Portfolio’s investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference entity, which may be an equity, index, or bond, and in return receives a regular stream of payments.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Open centrally cleared swap agreements and open OTC swap agreements at December 31, 2019, if any, are listed within the Schedule of Investments.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio, uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2019, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2019, if any, are listed within the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2019.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions:
Investments, at value (A)	$—	$—	$2,490,180	$—	$—	$2,490,180
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	339,737	—	—	—	—	339,737
OTC swaps:
OTC swap agreements, at value	—	—	442,155	34,772	—	476,927
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	1,093,938	—	2,325,241	—	—	3,419,179
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	—	82,633	—	—	—	82,633
Total	$1,433,675	$82,633	$5,257,576	$34,772	$—	$6,808,656

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	$(478,851)	$—	$—	$(358,370)	$—	$(837,221)
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	(287,127)	—	—	—	—	(287,127)
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	—	(68,259)	—	—	—	(68,259)
Total	$(765,978)	$(68,259)	$—	$(358,370)	$—	$(1,192,607)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Value of centrally cleared swap agreements as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(C)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2019.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$642,431	$—	$(4,029,155)	$—	$—	$(3,386,724)
Written options and swaptions	(571,549)	—	—	—	—	(571,549)
Swap agreements	(8,053,704)	—	1,705,134	(83,931)	—	(6,432,501)
Futures contracts	(5,003,313)	—	23,255,966	—	—	18,252,653
Forward foreign currency contracts	—	201,516	—	—	—	201,516
Total	$(12,986,135)	$201,516	$20,931,945	$(83,931)	$—	$8,063,395

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$(508,844)	$—	$392,767	$—	$—	$(116,077)
Written options and swaptions	724,504	—	—	5,400	—	729,904
Swap agreements	505,187	—	1,156,732	(224,035)	—	1,437,884
Futures contracts	1,178,309	—	4,688,647	—	—	5,866,956
Forward foreign currency contracts	—	(23,426)	—	—	—	(23,426)
Total	$1,899,156	$(23,426)	$6,238,146	$(218,635)	$—	$7,895,241

(A)	Included within Net realized gain (loss) on Investments in the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2019.

Purchased Options and Swaptions at value		Written Options and Swaptions at value		Swap Agreements at Notional Amount	Futures Contracts at Notional Amount		Forward Foreign Currency Contracts at Contract Amount
Calls	Puts	Calls	Puts		Long	Short	Purchased	Sold
$ 353,126	$ 1,440,195	$ (408,622)	$ (5,341)	$ 89,441,917	$ 226,649,140	$ (125,464,474)	$ 5,763,206	$ 5,850,229

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

The following is a summary of the Portfolio OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2019. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities(A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Amount	Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities(A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Amount
Counterparty		Financial Instruments	Collateral Received (B)			Financial Instruments	Collateral Pledged (B)
	Assets				Liabilities
BNP Paribas	$39,442	$(39,442)	$—	$—	$42,625	$(39,442)	$—	$3,183
Citibank, N.A.	427,798	(10,691)	(290,000)	127,107	10,691	(10,691)	—	—
Deutsche Bank AG	4,566	(4,566)	—	—	11,990	(4,566)	—	7,424
Goldman Sachs Bank	23,448	—	—	23,448	—	—	—	—
Goldman Sachs International	35,407	—	—	35,407	—	—	—	—
HSBC Bank USA	14,000	(2,953)	—	11,047	2,953	(2,953)	—	—

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities(A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Amount	Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities(A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Amount
Counterparty		Financial Instruments	Collateral Received (B)			Financial Instruments	Collateral Pledged (B)
	Assets				Liabilities
JPMorgan Chase Bank, N.A.	$14,899	$—	$—	$14,899	$—	$—	$—	$—
Other Derivatives (C)	6,249,096	—	—	6,249,096	1,124,348	—	—	1,124,348

Total	$6,808,656	$(57,652)	$(290,000)	$6,461,004	$1,192,607	$(57,652)	$—	$1,134,955

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives, which includes future contracts, exchange-traded options and exchange-traded swap agreements, are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented within the Schedule of Investments.

7. RISK FACTOR

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

LIBOR Risk: Many financial instruments, financings or other transactions to which the Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). LIBOR is widely used in financial markets. In July 2017, the United Kingdom’s financial regulatory body announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Portfolio’s performance or NAV.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $750 million	0.79%
Over $750 million up to $1.5 billion	0.78
Over $1.5 billion	0.75

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.92%	May 1, 2020
Service Class	1.17	May 1, 2020

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the thirty-six months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2019 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2019, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2020. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2019, costs

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2019, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2019.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2019, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 51,106,259	$ 132,528,894	$ 60,633,168	$ 160,424,192

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, forward contracts mark to market, futures contracts mark to market, swaps, straddle loss deferrals, defaulted bond income accruals, income written-off, premium amortization accruals and dollar roll adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to swaps, foreign currency gain and losses, paydown gains and losses, premium amortization and TIPS adjustments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2019, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 394,588,940	$ 11,401,823	$ (2,316,359)	$ 9,085,464

As of December 31, 2019, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2019, the capital loss carryforwards utilized or expired are $8,142,704.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2019 and 2018 are as follows:

2019 Distributions Paid From			2018 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 301,294	$ —	$ —	$ 19,925,591	$ 8,956,950	$ —

As of December 31, 2019, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 17,309,501	$ 6,153,150	$ —	$ —	$ (4,846,145)	$ 9,061,030

11. CHANGE IN ACCOUNTING PRINCIPLE

The Portfolio has adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2017-08 “Premium Amortization of Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Portfolio has changed the amortization period for the premium on certain purchased callable debt securities with explicit non-contingent call features to the earliest call date.

It is impracticable to evaluate the effect on individual prior periods, therefore the Portfolio applied the amendments on a modified retrospective basis by recognizing a cumulative effect adjustment that decreased the beginning of period cost of investments and increased the unrealized appreciation on investments by $3,971. This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total accumulated earnings (loss) or the net asset value of the Portfolio’s financial statements.

12. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and has early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

13. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

14. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

14. LEGAL PROCEEDINGS (continued)

sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as sub-adviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties have been deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica PIMCO Tactical – Conservative VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica PIMCO Tactical – Conservative VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2019, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2020

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Conservative VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2019.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Growth VP

(unaudited)

MARKET ENVIRONMENT

Following the end of 2018’s steep December sell-off, risk assets bounced back in the first quarter of 2019 as dovish pivots from global central banks helped ease financial conditions, and optimism over U.S.-China trade negotiations bolstered investor sentiment. Still, even as risk sentiment improved, fundamental data continued to indicate a slowdown in global growth. The Eurozone saw downside surprises in growth metrics as external demand weakened, driven in part by the persistent slowdown in China. This, in turn, spurred stimulus measures from Chinese policymakers.

In the second quarter, the U.S. Federal Reserve (the “Fed”) signaled an easing bias, indicating that it would act as appropriate to sustain the expansion. Similarly, the European Central Bank suggested that it was primed to provide additional stimulus in the form of rate cuts or quantitative easing. ”Safe-haven” and risk assets alike rallied as financial conditions eased in anticipation of easier global monetary policy. While risk sentiment moved in tandem with the ebb and flow of global trade tensions throughout the quarter, the S&P 500® still set new highs, and credit spreads broadly tightened.

The third quarter was marked by financial markets moving in tandem with geopolitical uncertainty, particularly in August when escalating trade tensions with China precipitated a steep sell-off in risk assets and a surge in demand for sovereign bonds. However, investor fears subsided towards the end of the third quarter, which led to some reprieve in the market declines.

Renewed optimism about the U.S.-China “Phase One Trade Deal” outweighed concerns of softening economic data and provided a boost to risk appetites throughout the fourth quarter. Despite global economic data remaining largely mixed, trade discussions continued to support improved risk sentiment through year-end and capped a year of strong risk asset returns. U.S. equities closed at new highs, credit spreads tightened, and the dollar weakened. Meanwhile, civil unrest and political uncertainty continued to persist in various regions across the world.

Over the 12-month period ended December 31, 2019, equity markets saw new highs, U.S. Treasury fell across the yield curve, and developed market yields fell in tandem. Within the spread markets, front-to-mid breakevens and mortgage-backed security spreads widened slightly, while corporate credit spreads, especially high yield, tightened over the period. Developed market currencies were mixed, with the British pound and Japanese yen strengthening, while the Euro weakened. Emerging market currencies faced bouts of volatility, particularly amid the U.S.-China trade war developments.

PERFORMANCE

For the year ended December 31, 2019, Transamerica PIMCO Tactical – Growth VP, Initial Class returned 21.97%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Transamerica PIMCO Tactical – Growth VP Blended Benchmark, returned 31.49% and 23.95%, respectively.

STRATEGY REVIEW

During 2019’s periodic but infrequent bouts of market volatility, the Portfolio dynamically adjusted its equity exposure. The Portfolio maintained near maximum equity exposure, as risk markets generally rose throughout 2019 off the back of global monetary easing led by the Fed, positive trade developments, and an apparent stabilization of economic fundamentals, all of which supported risk sectors. While an overweight equity position for much of the market rally added to relative performance in the Portfolio, downside risk mitigation strategies, obtained via S&P 500® put options contracts, more than offset relative gains. Consistent with the strategy, this tail risk hedge was sized to the equity beta, which was near maximum throughout the period.

The Portfolio’s fixed income allocations detracted from performance. U.S. duration and yield curve positioning, partially facilitated through the use of futures, interest rate swaps, and options, detracted from performance, and an underweight to headline duration detracted in the beginning of the year when yields broadly fell across developed markets. Outside the U.S., exposure to the Eurozone added to performance, but was partially offset by short positions in the U.K. and Japan, facilitated by interest rate swaps. Within a diversified set of spread sectors, exposure to non-Agency mortgage-backed securities and an allocation to investment-grade corporate credit, which was partially facilitated through the use of credit default swaps, added to performance as corporate spreads tightened. An allocation to Treasury Inflation-Protected Securities, in lieu of nominal Treasury, added moderately to performance, particularly in the fourth quarter when inflation expectations picked up.

During the fiscal year, the Portfolio used derivatives. These positions added to performance.

Michael Cudzil

Yang Lu

Mohit Mittal

Graham A. Rennison

Co-Portfolio Managers

Pacific Investment Management Company LLC

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Growth VP

(unaudited)

Asset Allocation	Percentage of Net Assets
Repurchase Agreements	64.7%
U.S. Government Obligations	22.5
Corporate Debt Securities	15.9
U.S. Government Agency Obligations	11.2
Foreign Government Obligations	1.9
Mortgage-Backed Securities	1.8
Asset-Backed Securities	1.7
Exchange-Traded Options Purchased	1.4
Other Investment Company	0.5
Municipal Government Obligations	0.4
Short-Term U.S. Government Obligation	0.1
Loan Assignment	0.1
Certificates of Deposit	0.1
Net Other Assets (Liabilities) ^	(22.3)
Total	100.0%

Current	and future portfolio holdings are subject to change and risk.

Portfolio Characteristics	Years
Average Maturity §	4.60%
Duration †	2.65
§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	21.97%	5.74%	3.93%	05/01/2009
S&P 500® (A)	31.49%	11.70%	13.56%
Transamerica PIMCO Tactical - Growth VP Blended Benchmark (A) (B) (C) (D) (E) (F)	23.95%	8.48%	9.90%
Service Class	21.56%	5.46%	3.66%	05/01/2009

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica PIMCO Tactical - Growth VP Blended Benchmark is composed of the following benchmarks: 50% S&P 500®, 24% Bloomberg Barclays US Government/Credit Index, 15% MSCI EAFE Index, 6% Bloomberg Barclays Long Government/Credit Index, and 5% Russell 2000® Index.

(C) The Bloomberg Barclays US Government/Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates.

(D) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(E) The Bloomberg Barclays Long Government/Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates with remaining maturities of 10 years or more.

(F) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Tactical Asset Allocation is a portfolio strategy that attempts to take advantage of market highs and lows. The selection of a Tactical Asset Allocation portfolio will not guarantee a profit nor protect against a loss.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market.

Fixed income investing is subject to credit risk, inflation risk, and interest rate risk. Credit risk is the risk that a bond issuer may default on their principal and interest payments. Inflation risk is the risk that inflation could outpace a bond’s interest income. Interest rate risk is the risk that fluctuations in interest rates will affect the price of a bond.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2019, and held for the entire six-month period until December 31, 2019.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,071.40	$4.80	$1,020.60	$4.69	0.92%
Service Class	1,000.00	1,069.30	6.10	1,019.30	5.95	1.17

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2019

	Principal	Value
ASSET-BACKED SECURITIES - 1.7%
Arbor Realty Commercial Real Estate Notes, Ltd. Series 2019-FL1, Class A, 1-Month LIBOR + 1.15%, 2.89% (A), 05/15/2037 (B)	$ 300,000	$ 300,000
Avery Point IV CLO, Ltd. Series 2014-1A, Class AR, 3-Month LIBOR + 1.10%, 3.04% (A), 04/25/2026 (B)	119,551	119,588
Baring BDC Static CLO, Ltd. Series 2019-1A, Class A1, 3-Month LIBOR + 1.02%, 3.02% (A), 04/15/2027 (B)	269,631	269,745
Crown Point CLO, Ltd. Series 2018-5A, Class A, 3-Month LIBOR + 0.94%, 2.94% (A), 07/17/2028 (B)	400,000	397,359
CVP Cascade CLO, Ltd. Series 2013-CLO1, Class A1R, 3-Month LIBOR + 1.15%, 3.15% (A), 01/16/2026 (B)	243,530	243,677
Dryden XXV Senior Loan Fund Series 2012-25A, Class ARR, 3-Month LIBOR + 0.90%, 2.89% (A), 10/15/2027 (B)	500,000	500,017
Encore Credit Receivables Trust Series 2005-1, Class M1, 1-Month LIBOR + 0.66%, 2.45% (A), 07/25/2035	164,869	163,351
FFMLT Trust Series 2005-FF2, Class M4, 1-Month LIBOR + 0.89%, 2.68% (A), 03/25/2035	123,285	123,773
Figueroa CLO, Ltd. Series 2013-2A, Class A1RR, 3-Month LIBOR + 0.85%, 2.76% (A), 06/20/2027 (B)	134,908	134,941
Flagship CLO VIII, Ltd. Series 2014-8A, Class ARR, 3-Month LIBOR + 0.85%, 2.85% (A), 01/16/2026 (B)	210,979	210,999
Ford Credit Auto Owner Trust Series 2016-2, Class A, 2.03%, 12/15/2027 (B)	700,000	700,113
Fremont Home Loan Trust Series 2005-1, Class M5, 1-Month LIBOR + 1.07%, 2.86% (A), 06/25/2035	200,000	199,722
Halcyon Loan Advisors Funding, Ltd. Series 2014-3A, Class AR, 3-Month LIBOR + 1.10%, 3.05% (A), 10/22/2025 (B)	217,557	217,603
JPMorgan Mortgage Acquisition Trust Series 2007-CH5, Class A5, 1-Month LIBOR + 0.26%, 2.05% (A), 06/25/2037	400,000	394,853
Legacy Mortgage Asset Trust Series 2019-GS3, Class A1, 3.75% (A), 04/25/2059 (B)	276,138	278,384

	Principal	Value
ASSET-BACKED SECURITIES (continued)
LoanCore Issuer, Ltd. Series 2019-CRE2, Class A, 1-Month LIBOR + 1.13%, 2.87% (A), 05/15/2036 (B)	$ 300,000	$ 300,000
Loomis Sayles CLO II, Ltd. Series 2015-2A, Class A1R, 3-Month LIBOR + 0.90%, 2.90% (A), 04/15/2028 (B)	600,000	596,155
Master Asset-Backed Securities Trust Series 2004-WMC3, Class M1, 1-Month LIBOR + 0.83%, 2.62% (A), 10/25/2034	165,555	165,571
Mountain View CLO, Ltd. Series 2014-1A, Class ARR, 3-Month LIBOR + 0.80%, 2.80% (A), 10/15/2026 (B)	230,972	230,515
Northstar Education Finance, Inc. Series 2012-1, Class A, 1-Month LIBOR + 0.70%, 2.49% (A), 12/26/2031 (B)	28,945	28,649
Palmer Square Loan Funding, Ltd. Series 2018-4A, Class A1, 3-Month LIBOR + 0.90%, 2.81% (A), 11/15/2026 (B)	227,963	228,037
PHEAA Student Loan Trust Series 2016-2A, Class A, 1-Month LIBOR + 0.95%, 2.74% (A), 11/25/2065 (B)	161,829	160,210
Saxon Asset Securities Trust Series 2005-4, Class M2, 1-Month LIBOR + 0.45%, 2.24% (A), 11/25/2037	100,000	97,360
SMB Private Education Loan Trust Series 2016-B, Class A2B, 1-Month LIBOR + 1.45%, 3.19% (A), 02/17/2032 (B)	373,181	376,023
Towd Point Mortgage Trust Series 2019-SJ3, Class A1, 3.00% (A), 11/25/2059 (B)	97,624	97,793
Zais CLO, Ltd. Series 2014-1A, Class A1AR, 3-Month LIBOR + 1.15%, 3.15% (A), 04/15/2028 (B)	300,000	299,997

Total Asset-Backed Securities (Cost $6,809,540)		6,834,435

CERTIFICATE OF DEPOSIT - 0.1%
Banks - 0.1%
Lloyds Bank Corporate Markets PLC 3-Month LIBOR + 0.50%, 2.51% (A), 10/26/2020	200,000	200,000

Total Certificate of Deposit (Cost $200,000)		200,000

CORPORATE DEBT SECURITIES - 15.9%
Aerospace & Defense - 0.1%
Spirit AeroSystems, Inc.
3.85%, 06/15/2026	100,000	101,995
3.95%, 06/15/2023	100,000	103,101

		205,096

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Airlines - 0.5%
American Airlines Pass-Through Trust
3.00%, 04/15/2030	$ 174,372	$ 177,749
3.25%, 04/15/2030	87,183	89,322
3.50%, 08/15/2033	90,000	92,233
4.00%, 01/15/2027	58,237	61,036
British Airways Pass-Through Trust 3.80%, 03/20/2033 (B)	187,685	198,720
Norwegian Air Shuttle Pass-Through Trust 4.88%, 11/10/2029 (B)	600,390	582,382
Spirit Airlines Pass-Through Trust 4.10%, 10/01/2029	76,516	79,743
United Airlines Pass-Through Trust
2.88%, 04/07/2030	268,283	271,694
3.10%, 01/07/2030 - 04/07/2030	357,730	363,140

		1,916,019

Banks - 3.6%
AIB Group PLC 4.75%, 10/12/2023 (B)	200,000	215,019
Bank of America Corp.
2.63%, 10/19/2020, MTN	290,000	291,660
Fixed until 12/20/2027, 3.42% (A), 12/20/2028	1,440,000	1,512,207
Bank of Ireland Group PLC 4.50%, 11/25/2023 (B)	300,000	319,948
Bank of Montreal 1.75%, 06/15/2021 (B) (C)	500,000	499,959
Barclays PLC
3.65%, 03/16/2025	300,000	312,262
4.34%, 01/10/2028	200,000	214,659
Fixed until 02/15/2022, 4.61% (A), 02/15/2023	200,000	208,901
BNP Paribas SA Fixed until 01/10/2024, 4.71% (A), 01/10/2025 (B)	400,000	433,419
CIT Group, Inc. 4.13%, 03/09/2021	70,000	71,320
Citigroup, Inc. 4.40%, 06/10/2025	750,000	815,318
Citizens Financial Group, Inc. 2.85%, 07/27/2026	300,000	305,728
Dexia Credit Local SA 1.88%, 09/15/2021 (B)	800,000	800,446
HSBC Holdings PLC 3-Month LIBOR + 1.38%, 3.27% (A), 09/12/2026 (C)	200,000	202,524
HSBC USA, Inc. 2.75%, 08/07/2020	500,000	502,155
JPMorgan Chase & Co. 3.25%, 09/23/2022	100,000	103,465
Lloyds Banking Group PLC
4.38%, 03/22/2028	200,000	220,598
4.55%, 08/16/2028	600,000	672,219
Mitsubishi UFJ Financial Group, Inc.
3-Month LIBOR + 0.86%, 2.80% (A), 07/26/2023	200,000	201,451
3-Month LIBOR + 1.88%, 3.79% (A), 03/01/2021	329,000	334,918

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Mizuho Financial Group, Inc. 3-Month LIBOR + 1.00%, 2.89% (A), 09/11/2024 (C)	$ 200,000	$ 202,064
MUFG Union Bank NA 2.10%, 12/09/2022	250,000	250,702
Royal Bank of Scotland Group PLC
3.88%, 09/12/2023	300,000	314,410
Fixed until 05/18/2028, 4.89% (A), 05/18/2029	300,000	339,366
Fixed until 08/15/2021 (D), 8.63% (A)	300,000	321,750
Santander Group Holdings PLC
2.88%, 10/16/2020	490,000	492,166
3.13%, 01/08/2021	60,000	60,513
Santander PLC 2.38%, 03/16/2020	1,000,000	1,000,527
Stichting AK Rabobank Certificaten 6.50%, 12/29/2049 (D) (E)	EUR 200,000	285,192
Sumitomo Mitsui Banking Corp. 2.65%, 07/23/2020, MTN	$ 500,000	501,928
Sumitomo Mitsui Financial Group, Inc. 2.63%, 07/14/2026	100,000	100,094
Wells Fargo & Co.
2.55%, 12/07/2020, MTN	50,000	50,305
3.00%, 02/19/2025, MTN	100,000	103,192
Fixed until 06/17/2026, 3.20% (A), 06/17/2027, MTN	200,000	207,533
Westpac Banking Corp. 2.25%, 11/09/2020 (B)	1,900,000	1,903,548

		14,371,466

Beverages - 0.1%
Bacardi, Ltd.
4.45%, 05/15/2025 (B)	100,000	107,849
4.70%, 05/15/2028 (B) (C)	100,000	109,008
Suntory Holdings, Ltd. 2.25%, 10/16/2024 (B)	200,000	198,785

		415,642

Biotechnology - 0.1%
AbbVie, Inc. 2.60%, 11/21/2024 (B)	190,000	191,537
Amgen, Inc. 4.40%, 05/01/2045	200,000	224,110

		415,647

Building Products - 0.1%
Fortune Brands Home & Security, Inc. 4.00%, 06/15/2025	250,000	267,941

Capital Markets - 0.7%
Brighthouse Holdings LLC 6.50% (F), 07/27/2037 (B) (D)	100,000	102,000
Credit Suisse Group AG 4.28%, 01/09/2028 (B)	300,000	326,432
Deutsche Bank AG
3-Month LIBOR + 1.29%, 3.19% (A), 02/04/2021	300,000	300,477
Fixed until 11/26/2024, 3.96% (A), 11/26/2025	200,000	204,359
4.25%, 10/14/2021	100,000	102,852

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
Intercontinental Exchange, Inc. 2.75%, 12/01/2020	$ 30,000	$ 30,201
Lazard Group LLC 3.75%, 02/13/2025	19,000	20,072
Morgan Stanley
4.00%, 07/23/2025, MTN	40,000	43,283
5.50%, 07/24/2020, MTN	1,200,000	1,224,216
S&P Global, Inc. 4.40%, 02/15/2026	30,000	33,273
UBS Group AG 4.13%, 09/24/2025 (B)	400,000	435,219

		2,822,384

Chemicals - 0.2%
Huntsman International LLC 4.50%, 05/01/2029	100,000	106,273
International Flavors & Fragrances, Inc. 3.40%, 09/25/2020	200,000	201,712
Sasol Financing USA LLC 5.88%, 03/27/2024	300,000	324,858
Syngenta Finance NV 5.18%, 04/24/2028 (B)	200,000	215,568

		848,411

Commercial Services & Supplies - 0.1%
RELX Capital, Inc. 4.00%, 03/18/2029	200,000	217,234

Consumer Finance - 0.3%
Discover Financial Services 4.50%, 01/30/2026	100,000	109,320
Ford Motor Credit Co. LLC
3-Month LIBOR + 0.93%, 2.86% (A), 09/24/2020, MTN	300,000	300,423
5.75%, 02/01/2021	200,000	206,458
Hyundai Capital America 2.85%, 11/01/2022 (B)	200,000	202,229
Nissan Motor Acceptance Corp. 2.80%, 01/13/2022 (B)	170,000	171,112
Synchrony Financial 2.70%, 02/03/2020	9,000	9,003
Volkswagen Group of America Finance LLC 4.00%, 11/12/2021 (B)	200,000	206,857

		1,205,402

Diversified Consumer Services - 0.1%
Nationwide Building Society
3.90%, 07/21/2025 (B)	300,000	323,603
Fixed until 07/18/2029, 3.96% (A), 07/18/2030 (B)	200,000	214,870

		538,473

Diversified Financial Services - 0.6%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.45%, 10/01/2025	700,000	752,721
Aircastle, Ltd. 5.50%, 02/15/2022	100,000	106,385
Fairstone Financial, Inc. 7.88%, 07/15/2024 (B)	100,000	107,500

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Diversified Financial Services (continued)
Helios Leasing I LLC 1.56%, 09/28/2024	$ 41,960	$ 41,522
LeasePlan Corp. NV 2.88%, 10/24/2024 (B)	200,000	199,932
Mitsubishi UFJ Lease & Finance Co., Ltd. 2.65%, 09/19/2022 (B)	300,000	302,008
ORIX Corp. 3.25%, 12/04/2024	300,000	312,771
Protective Life Global Funding 2.70%, 11/25/2020 (B)	510,000	513,331
Tagua Leasing LLC 1.58%, 11/16/2024	44,152	43,727

		2,379,897

Diversified Telecommunication Services - 0.2%
AT&T, Inc.
3-Month LIBOR + 0.93%, 2.89% (A), 06/30/2020	100,000	100,355
4.35%, 03/01/2029	300,000	333,754
Bell Canada, Inc. 4.30%, 07/29/2049	100,000	113,278
Verizon Communications, Inc. 4.52%, 09/15/2048	90,000	107,995

		655,382

Electric Utilities - 1.2%
AEP Texas, Inc. 3.95%, 06/01/2028	300,000	326,234
Appalachian Power Co. 3.40%, 06/01/2025	370,000	384,640
Avangrid, Inc. 3.80%, 06/01/2029	300,000	318,358
Edison International 3.55%, 11/15/2024	100,000	102,435
Enel Finance International NV 2.65%, 09/10/2024 (B)	400,000	401,349
Entergy LLC 2.85%, 06/01/2028	700,000	716,095
IPALCO Enterprises, Inc. 3.70%, 09/01/2024	200,000	206,908
NextEra Energy Capital Holdings, Inc. 3.20%, 02/25/2022	200,000	205,101
Niagara Mohawk Power Corp. 4.12%, 11/28/2042 (B)	100,000	108,685
Pacific Gas & Electric Co.
2.45%, 08/15/2022 (G)	500,000	499,688
3.50%, 06/15/2025 (G)	10,000	10,000
Pennsylvania Electric Co. 3.60%, 06/01/2029 (B)	400,000	421,343
Perusahaan Listrik Negara PT 4.38%, 02/05/2050 (B)	200,000	202,500
Southern California Edison Co.
3.90%, 03/15/2043	100,000	102,580
4.00%, 04/01/2047	300,000	315,856
4.65%, 10/01/2043	100,000	113,460
Southwestern Electric Power Co. 6.20%, 03/15/2040	400,000	527,112

		4,962,344

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Electronic Equipment, Instruments & Components - 0.1%
Arrow Electronics, Inc. 3.25%, 09/08/2024	$ 200,000	$ 205,662
Flex, Ltd.
4.75%, 06/15/2025 (C)	100,000	108,905
4.88%, 06/15/2029	100,000	108,639

		423,206

Energy Equipment & Services - 0.1%
Energy Transfer Partners, LP / Regency Energy Finance Corp. 5.88%, 03/01/2022	255,000	270,663
Hanwha Energy USA Holdings Corp. 2.38%, 07/30/2022 (B)	200,000	200,954
Odebrecht Drilling Norbe VIII / IX, Ltd. 6.35%, 12/01/2021 (E)	76,004	75,625

		547,242

Entertainment - 0.0% (H)
Walt Disney Co. 2.00%, 09/01/2029	200,000	194,099

Equity Real Estate Investment Trusts - 1.7%
Alexandria Real Estate Equities, Inc.
3.95%, 01/15/2027	100,000	107,699
4.30%, 01/15/2026	550,000	603,821
4.50%, 07/30/2029	200,000	225,566
American Tower Corp.
3.38%, 10/15/2026	400,000	415,904
4.00%, 06/01/2025	760,000	813,354
4.40%, 02/15/2026	400,000	436,509
Brixmor Operating Partnership, LP 3-Month LIBOR + 1.05%, 2.96% (A), 02/01/2022	400,000	399,755
Crown Castle International Corp.
4.45%, 02/15/2026	120,000	131,469
5.25%, 01/15/2023	600,000	651,789
Equinix, Inc. 2.63%, 11/18/2024	90,000	90,167
Essex Portfolio, LP 4.00%, 03/01/2029	300,000	326,007
Federal Realty Investment Trust 3.63%, 08/01/2046	100,000	101,642
Kilroy Realty, LP 4.38%, 10/01/2025	350,000	380,824
Mid-America Apartments, LP 4.00%, 11/15/2025	350,000	378,894
National Retail Properties, Inc. 4.80%, 10/15/2048	300,000	362,424
Sabra Health Care, LP / Sabra Capital Corp. 4.80%, 06/01/2024	300,000	318,966
VEREIT Operating Partnership, LP 4.63%, 11/01/2025	300,000	328,532
Welltower, Inc. 4.95%, 09/01/2048	300,000	360,295
WP Carey, Inc. 4.60%, 04/01/2024	300,000	321,695

		6,755,312

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Food Products - 0.1%
Kraft Heinz Foods Co.
4.38%, 06/01/2046	$ 250,000	$ 246,443
4.88%, 02/15/2025 (B)	87,000	89,390

		335,833

Gas Utilities - 0.3%
Dominion Energy Gas Holdings LLC 2.50%, 11/15/2024	200,000	200,937
Piedmont Natural Gas Co., Inc. 3.50%, 06/01/2029	600,000	641,675
Southern California Gas Co. 4.13%, 06/01/2048	300,000	334,004

		1,176,616

Health Care Equipment & Supplies - 0.2%
Boston Scientific Corp. 3.38%, 05/15/2022	370,000	382,121
Zimmer Biomet Holdings, Inc.
2.70%, 04/01/2020	510,000	510,332
3.15%, 04/01/2022	20,000	20,420
3.55%, 04/01/2025	20,000	21,092

		933,965

Health Care Providers & Services - 0.4%
Adventist Health System 2.43%, 09/01/2024	160,000	160,287
AHS Hospital Corp. 5.02%, 07/01/2045	200,000	249,291
Anthem, Inc. 2.38%, 01/15/2025	200,000	199,765
Centene Corp. 4.75%, 01/15/2025 (B)	90,000	93,486
CHRISTUS Health 4.34%, 07/01/2028	200,000	220,959
CVS Health Corp. 5.05%, 03/25/2048	300,000	355,508
Hackensack Meridian Health, Inc. 4.50%, 07/01/2057	100,000	117,842
Northwell Healthcare, Inc. 3.98%, 11/01/2046	200,000	204,906

		1,602,044

Hotels, Restaurants & Leisure - 0.2%
GLP Capital, LP / GLP Financing II, Inc.
4.00%, 01/15/2030	100,000	102,070
5.38%, 04/15/2026	60,000	66,324
Las Vegas Sands Corp. 2.90%, 06/25/2025	170,000	171,807
McDonald’s Corp. 3.80%, 04/01/2028, MTN	300,000	328,096

		668,297

Industrial Conglomerates - 0.1%
General Electric Co.
4.63%, 01/07/2021, MTN	100,000	102,272
5.55%, 01/05/2026, MTN	200,000	229,489

		331,761

Insurance - 0.9%
Berkshire Hathaway Finance Corp. 4.20%, 08/15/2048	300,000	355,193

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
First American Financial Corp. 4.60%, 11/15/2024	$ 10,000	$ 10,702
Great-West Lifeco Finance, LP 4.05%, 05/17/2028 (B)	100,000	110,488
Jackson National Life Global Funding 2.60%, 12/09/2020 (B)	510,000	513,305
MetLife, Inc. 4.05%, 03/01/2045	10,000	11,610
Metropolitan Life Global Funding I 2.00%, 04/14/2020 (B)	150,000	150,027
New York Life Insurance Co. 4.45%, 05/15/2069 (B)	100,000	114,632
Pacific Life Insurance Co. Fixed until 10/24/2047, 4.30% (A), 10/24/2067 (B)	600,000	640,500
Pricoa Global Funding I 2.55%, 11/24/2020 (B)	510,000	512,850
Principal Life Global Funding II
2.20%, 04/08/2020 (B)	300,000	300,164
3.00%, 04/18/2026 (B)	200,000	206,843
Reinsurance Group of America, Inc. 3.90%, 05/15/2029	100,000	106,703
RenaissanceRe Holdings, Ltd. 3.60%, 04/15/2029	100,000	105,291
Teachers Insurance & Annuity Association of America 4.27%, 05/15/2047 (B)	400,000	454,977
Travelers Cos., Inc. 3.75%, 05/15/2046	100,000	109,221

		3,702,506

Interactive Media & Services - 0.1%
Tencent Holdings, Ltd.
3-Month LIBOR + 0.91%, 2.89% (A), 04/11/2024 (B)	200,000	200,916
3.98%, 04/11/2029 (B)	400,000	431,983

		632,899

Machinery - 0.1%
Westinghouse Air Brake Technologies Corp. 4.40%, 03/15/2024	400,000	424,726

Marine - 0.1%
AP Moller - Maersk A/S 3.88%, 09/28/2025 (B)	200,000	207,393

Media - 0.5%
CCO Holdings LLC / CCO Holdings Capital Corp. 4.75%, 03/01/2030 (B)	400,000	407,212
Charter Communications Operating LLC / Charter Communications Operating Capital
4.20%, 03/15/2028	300,000	319,817
4.80%, 03/01/2050	200,000	210,901
Comcast Corp.
4.40%, 08/15/2035	10,000	11,730
4.75%, 03/01/2044	700,000	851,945
Cox Communications, Inc. 4.60%, 08/15/2047 (B)	10,000	11,105
Discovery Communications LLC 5.00%, 09/20/2037	200,000	226,037

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Media (continued)
Sky, Ltd. 3.13%, 11/26/2022 (B)	$ 40,000	$ 41,114

		2,079,861

Multi-Utilities - 0.2%
CenterPoint Energy, Inc. Fixed until 09/01/2023 (D), 6.13% (A)	200,000	211,500
DTE Electric Co. 3.70%, 06/01/2046	600,000	649,042

		860,542

Oil, Gas & Consumable Fuels - 1.0%
APT Pipelines, Ltd. 4.25%, 07/15/2027 (B)	200,000	215,355
Concho Resources, Inc. 3.75%, 10/01/2027	200,000	210,368
Diamondback Energy, Inc. 2.88%, 12/01/2024	170,000	171,985
Dolphin Energy, Ltd. LLC 5.50%, 12/15/2021 (E)	200,000	211,494
Energy Transfer Operating, LP
4.05%, 03/15/2025	100,000	105,138
4.75%, 01/15/2026	400,000	433,184
7.50%, 07/01/2038	50,000	64,405
Eni SpA 4.75%, 09/12/2028 (B)	200,000	226,439
ONEOK, Inc. 4.35%, 03/15/2029	400,000	433,275
Sabine Pass Liquefaction LLC 5.75%, 05/15/2024	600,000	669,419
Sinopec Group Overseas Development, Ltd. 4.13%, 09/12/2025 (B)	500,000	539,629
Valero Energy Corp. 4.00%, 04/01/2029	400,000	431,546
Woodside Finance, Ltd.
3.65%, 03/05/2025 (B)	10,000	10,362
3.70%, 03/15/2028 (B)	300,000	310,376

		4,032,975

Paper & Forest Products - 0.1%
Georgia-Pacific LLC 5.40%, 11/01/2020 (B)	220,000	226,107

Pharmaceuticals - 0.3%
Baxalta, Inc. 3.60%, 06/23/2022	3,000	3,080
Bayer US Finance II LLC 4.63%, 06/25/2038 (B)	600,000	652,170
Bristol-Myers Squibb Co. 3.20%, 06/15/2026 (B)	300,000	315,186
Shire Acquisitions Investments Ireland DAC 3.20%, 09/23/2026	200,000	206,119
Zoetis, Inc. 3.90%, 08/20/2028	200,000	217,028

		1,393,583

Professional Services - 0.1%
IHS Markit, Ltd. 4.75%, 08/01/2028	200,000	222,753

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Road & Rail - 0.2%
Fortress Transportation & Infrastructure Investors LLC 6.50%, 10/01/2025 (B)	$ 200,000	$ 211,100
Kansas City Southern 4.95%, 08/15/2045	300,000	356,338
Park Aerospace Holdings, Ltd. 5.50%, 02/15/2024 (B)	100,000	109,791
Union Pacific Corp. 4.10%, 09/15/2067	100,000	101,503

		778,732

Semiconductors & Semiconductor Equipment - 0.1%
Broadcom, Inc. 3.13%, 04/15/2021 (B)	300,000	303,642
Marvell Technology Group, Ltd. 4.20%, 06/22/2023	80,000	84,485

		388,127

Software - 0.3%
Fair Isaac Corp. 4.00%, 06/15/2028 (B)	100,000	100,750
Microsoft Corp. 4.10%, 02/06/2037	300,000	354,901
Oracle Corp. 2.95%, 05/15/2025	760,000	791,198

		1,246,849

Specialty Retail - 0.1%
QVC, Inc.
4.45%, 02/15/2025 (C)	100,000	103,429
4.85%, 04/01/2024	100,000	104,800

		208,229

Technology Hardware, Storage & Peripherals - 0.3%
Apple, Inc.
2.90%, 09/12/2027	200,000	208,228
3.35%, 02/09/2027	200,000	213,037
4.65%, 02/23/2046	100,000	125,476
Dell International LLC / EMC Corp. 8.10%, 07/15/2036 (B)	400,000	525,975

		1,072,716

Tobacco - 0.1%
BAT Capital Corp. 4.39%, 08/15/2037	100,000	101,266
Imperial Brands Finance PLC 3.13%, 07/26/2024 (B) (C)	400,000	404,002

		505,268

Trading Companies & Distributors - 0.1%
BOC Aviation, Ltd. 3.50%, 10/10/2024 (B)	200,000	206,381

Transportation Infrastructure - 0.0% (H)
Sydney Airport Finance Co. Pty, Ltd.
3.38%, 04/30/2025 (B)	10,000	10,339
3.90%, 03/22/2023 (B)	100,000	104,867

		115,206

Water Utilities - 0.1%
American Water Capital Corp. 3.40%, 03/01/2025	260,000	272,675

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Wireless Telecommunication Services - 0.1%
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC
4.74%, 09/20/2029 (B)	$ 200,000	$ 211,796
5.15%, 09/20/2029 (B)	200,000	218,000
Vodafone Group PLC 3.75%, 01/16/2024	80,000	84,625

		514,421

Total Corporate Debt Securities (Cost $60,214,430)		63,281,662

FOREIGN GOVERNMENT OBLIGATIONS - 1.9%
Canada - 0.2%
Province of Quebec 2.50%, 04/20/2026	600,000	615,941

Indonesia - 0.1%
Indonesia Government International Bond 4.45%, 02/11/2024	500,000	538,359

Japan - 0.7%
Japan Finance Organization for Municipalities 2.13%, 04/13/2021 - 10/25/2023 (B)	2,000,000	2,004,781
Tokyo Metropolitan Government 2.00%, 05/17/2021 (B)	900,000	898,983

		2,903,764

Kuwait - 0.1%
Kuwait International Government Bond 3.50%, 03/20/2027 (E)	300,000	322,392

Peru - 0.1%
Peru Government International Bond
5.94%, 02/12/2029 (B)	PEN 600,000	204,304
5.94%, 02/12/2029 (E)	700,000	237,340
8.20%, 08/12/2026 (B)	400,000	153,623

		595,267

Qatar - 0.5%
Qatar Government International Bond
2.38%, 06/02/2021 (E)	$ 1,600,000	1,604,147
4.50%, 01/20/2022 (E)	200,000	209,532

		1,813,679

Republic of Korea - 0.1%
Export-Import Bank of Korea 1.93%, 02/24/2020, MTN (E) (I)	CAD 300,000	230,939

United Arab Emirates - 0.1%
Abu Dhabi Government International Bond 3.13%, 10/11/2027 (B)	$ 300,000	314,204

Total Foreign Government Obligations (Cost $7,175,554)		7,334,545

LOAN ASSIGNMENT - 0.1%
Capital Markets - 0.1%
Zephyrus Capital Aviation Partners LLC Term Loan, TBD, 10/15/2038 (J) (K) (L)	436,907	430,434

Total Loan Assignment (Cost $430,759)		430,434

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value
MORTGAGE-BACKED SECURITIES - 1.8%
Aggregator of Loans Backed by Assets PLC Series 2015-1, Class A, 1-Month GBP LIBOR + 1.25%, 1.96% (A), 04/24/2049 (E)	GBP 96,883	$ 128,510
BAMLL Commercial Mortgage Securities Trust Series 2019-RLJ, Class A, 1-Month LIBOR + 1.05%, 2.79% (A), 04/15/2036 (B)	$ 300,000	299,631
Bear Stearns Alt-A Trust Series 2005-5, Class 1A1, 1-Month LIBOR + 0.44%, 2.23% (A), 07/25/2035	6,705	6,716
ChaseFlex Trust Series 2007-2, Class A1, 1-Month LIBOR + 0.28%, 2.07% (A), 05/25/2037	227,709	217,747
COMM Mortgage Trust Series 2018-HOME, Class A, 3.82% (A), 04/10/2033 (B)	300,000	322,363
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-AR7, Class 2A1, 4.36% (A), 11/25/2034	42,662	44,205
Credit Suisse Mortgage Capital Certificates
Series 2019-RPL4, Class A1,
3.83%, 08/26/2058 (B)	190,006	191,500
Series 2019-RPL9, Class A1,
3.32% (A), 10/27/2059 (B)	99,533	99,412
DBUBS Mortgage Trust Series 2017-BRBK, Class A, 3.45%, 10/10/2034 (B)	600,000	625,097
Eurosail PLC Series 2006-4X, Class A3C, 3-Month GBP LIBOR + 0.16%, 0.95% (A), 12/10/2044 (E)	GBP 56,105	73,461
HarborView Mortgage Loan Trust Series 2005-4, Class 3A1, 4.34% (A), 07/19/2035	$ 30,869	28,966
Independence Plaza Trust Series 2018-INDP, Class A, 3.76%, 07/10/2035 (B)	400,000	417,601
La Hipotecaria El Salvadorian Mortgage Trust Series 2016-1A, Class A, 3.36%, 01/15/2046 (B) (K)	302,523	314,764
MASTR Alternative Loan Trust Series 2003-9, Class 4A1, 5.25%, 11/25/2033	125,355	127,995
Merrill Lynch Mortgage Investors Trust Series 2003-B, Class A1, 1-Month LIBOR + 0.68%, 2.47% (A), 04/25/2028	111,204	110,381
Mill City Mortgage Loan Trust Series 2019-GS2, Class A1, 2.75% (A), 08/25/2059 (B)	193,653	194,557

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25, Class A4, 3.37%, 10/15/2048	$ 500,000	$ 523,542
Morgan Stanley Bank of America Merrill Lynch Trust, Interest Only STRIPS Series 2013-C8, Class XA, 0.98% (A), 12/15/2048	701,810	16,589
MortgageIT Trust Series 2005-2, Class 1A1, 1-Month LIBOR + 0.52%, 2.31% (A), 05/25/2035	26,142	26,515
Natixis Commercial Mortgage Securities Trust Series 2019-10K, Class A, 3.62%, 05/15/2039 (B)	400,000	419,941
New Residential Mortgage Loan Trust Series 2019-RPL3, Class A1, 2.75% (A), 07/25/2059 (B)	389,773	389,912
Southern Pacific Financing PLC Series 2005-B, Class A, 3-Month GBP LIBOR + 0.18%, 0.97% (A), 06/10/2043 (E)	GBP 193,372	254,830
Towd Point Mortgage Funding PLC Series 2019-GR4A, Class A1, 3-Month GBP LIBOR + 1.03%, 1.82% (A), 10/20/2051 (B)	622,249	827,098
Towd Point Mortgage Trust Series 2019-4, Class A1, 2.90% (A), 10/25/2059 (B)	$ 195,089	196,211
Uropa Securities PLC
Series 2008-1, Class A,
3-Month GBP LIBOR + 0.20%, 0.99% (A), 06/10/2059 (E)	GBP 215,905	275,151
Series 2008-1, Class B,
3-Month GBP LIBOR + 0.75%, 1.54% (A), 06/10/2059 (E)	43,942	54,402
Series 2008-1, Class M1,
3-Month GBP LIBOR + 0.35%, 1.14% (A), 06/10/2059 (E)	52,312	65,393
Series 2008-1, Class M2,
3-Month GBP LIBOR + 0.55%, 1.34% (A), 06/10/2059 (E)	41,152	51,342
WaMu Mortgage Pass-Through Certificates Trust
Series 2005-AR4, Class A5,
4.22% (A), 04/25/2035	$ 24,852	25,277
Series 2006-AR9, Class 2A,
1-COFI + 1.50%, 2.63% (A), 08/25/2046	284,190	276,620
Worldwide Plaza Trust Series 2017-WWP, Class A, 3.53%, 11/10/2036 (B)	500,000	526,300

Total Mortgage-Backed Securities (Cost $7,041,645)		7,132,029

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS - 0.4%
California - 0.2%
Bay Area Toll Authority, Revenue Bonds, Series S1, 6.92%, 04/01/2040	$ 100,000	$ 146,419
Los Angeles Community College District, General Obligation Unlimited, 6.60%, 08/01/2042	100,000	153,654
State of California, General Obligation Unlimited, 7.35%, 11/01/2039	150,000	230,418

		530,491

Florida - 0.1%
County of Miami-Dade Aviation Revenue, Revenue Bonds, Series C, 3.86%, 10/01/2029	200,000	215,924

Maryland - 0.0% (H)
County of Baltimore, General Obligation Unlimited, 3.30%, 07/01/2046	100,000	101,703

Michigan - 0.0% (H)
Michigan Tobacco Settlement Finance Authority, Revenue Bonds, Series A, 7.31%, 06/01/2034	90,000	93,151

New Jersey - 0.0% (H)
New Jersey Transportation Trust Fund Authority, Revenue Bonds, 2.55%, 06/15/2023	100,000	100,300

New York - 0.1%
Port Authority of New York & New Jersey, Revenue Bonds, 4.46%, 10/01/2062	300,000	367,680

Utah - 0.0% (H)
Utah State Board of Regents, Revenue Bonds, Series 1, 1-Month LIBOR + 0.75%, 2.54% (A), 12/26/2031	41,121	41,052

West Virginia - 0.0% (H)
Tobacco Settlement Finance Authority, Revenue Bonds, Series A, 7.47%, 06/01/2047	100,000	103,901

Total Municipal Government Obligations (Cost $1,392,731)		1,554,202

U.S. GOVERNMENT AGENCY OBLIGATIONS - 11.2%
Federal Home Loan Mortgage Corp. 4.50%, 08/01/2048	641,240	682,376
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
1-Month LIBOR + 0.67%, 2.37% (A), 02/25/2023	277,764	277,439
3.21% (A), 04/25/2028	600,000	628,592

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. REMIC
1-Month LIBOR + 0.35%, 2.13% (A), 01/15/2038	$ 375,815	$ 373,003
1-Month LIBOR + 0.40%, 2.14% (A), 02/15/2041 - 09/15/2045	772,026	770,287
3.50%, 01/15/2048	643,439	676,643
Federal Home Loan Mortgage Corp. REMIC, Interest Only STRIPS 2.50% (A), 01/15/2038	375,815	25,586
Federal Home Loan Mortgage Corp., Interest Only STRIPS 1-Month LIBOR + 5.89%, 4.15% (A), 09/15/2043	505,159	93,442
Federal National Mortgage Association
3.50%, 06/01/2045	243,094	253,821
3.70%, 09/01/2034	273,536	298,349
3.79%, 01/01/2029	400,000	432,263
4.50%, 03/01/2039 - 02/01/2041	204,118	221,382
Federal National Mortgage Association REMIC 1-Month LIBOR + 0.55%, 2.34% (A), 02/25/2041	138,060	138,847
Federal National Mortgage Association REMIC, Interest Only STRIPS 3.00%, 03/25/2028	251,750	19,460
Government National Mortgage Association
1-Month LIBOR + 0.80%, 2.57% (A), 05/20/2066 - 06/20/2066	1,336,775	1,344,624
3.50%, TBA (M)	1,400,000	1,443,477
Uniform Mortgage-Backed Security
2.50%, TBA (M)	1,800,000	1,778,778
3.00%, TBA (M)	8,200,000	8,308,813
3.50%, TBA (M)	9,450,000	9,711,667
4.00%, TBA (M)	11,100,000	11,546,432
4.50%, TBA (M)	5,150,000	5,425,203

Total U.S. Government Agency Obligations (Cost $44,333,531)		44,450,484

U.S. GOVERNMENT OBLIGATIONS - 22.5%
U.S. Treasury - 21.0%
U.S. Treasury Bond
2.88%, 05/15/2043	970,000	1,059,005
2.88%, 11/15/2046 (N)	1,200,000	1,319,531
3.00%, 05/15/2042	1,100,000	1,226,199
3.00%, 11/15/2044 - 08/15/2048 (N)	3,080,000	3,458,660
3.13%, 11/15/2041 - 05/15/2048 (N)	10,130,000	11,559,804
3.38%, 05/15/2044 (N)	1,430,000	1,695,891
3.75%, 11/15/2043 (N)	2,900,000	3,633,949
4.25%, 05/15/2039 - 11/15/2040 (N)	5,750,000	7,605,049
4.38%, 05/15/2040 - 05/15/2041 (N)	2,010,000	2,713,605
4.50%, 08/15/2039 (N)	9,860,000	13,402,282
U.S. Treasury Note
1.50%, 11/30/2024 (C)	180,000	178,545
1.63%, 02/15/2026 (N)	1,300,000	1,288,574
1.63%, 08/15/2029	200,000	194,992
1.75%, 11/15/2029	200,000	197,141
1.88%, 03/31/2022 - 07/31/2022 (N)	14,500,000	14,593,367
2.00%, 11/30/2022 - 08/15/2025	2,715,000	2,750,798
2.13%, 03/31/2024 (O)	600,000	611,156

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Note (continued)
2.13%, 05/15/2025	$ 540,000	$ 551,138
2.25%, 02/15/2027 (N)	12,250,000	12,594,053
2.38%, 05/15/2029 (N)	200,000	208,023
2.75%, 04/30/2023 - 05/31/2023 (N)	2,230,000	2,311,634
3.00%, 09/30/2025 - 10/31/2025	420,000	448,716

		83,602,112

U.S. Treasury Inflation-Protected Securities - 1.5%
U.S. Treasury Inflation-Indexed Bond
0.88%, 01/15/2029	407,644	432,876
1.00%, 02/15/2046 (N)	760,214	835,982
1.00%, 02/15/2048	417,404	461,845
U.S. Treasury Inflation-Indexed Note
0.13%, 04/15/2022	317,433	316,964
0.38%, 07/15/2027	115,715	118,033
0.50%, 01/15/2028 (N)	2,597,618	2,664,742
0.75%, 07/15/2028 (N)	932,877	981,405

		5,811,847

Total U.S. Government Obligations (Cost $84,873,841)		89,413,959

SHORT-TERM U.S. GOVERNMENT OBLIGATION - 0.1%
U.S. Treasury Bill 1.55% (P), 02/27/2020	449,000	447,919

Total Short-Term U.S. Government Obligation (Cost $447,919)		447,919

	Shares	Value
OTHER INVESTMENT COMPANY - 0.5%
Securities Lending Collateral - 0.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.56% (P)	1,806,163	1,806,163

Total Other Investment Company (Cost $1,806,163)		1,806,163

	Principal	Value
REPURCHASE AGREEMENTS - 64.7%
Bank of New York Mellon Corp., 1.67% (P), dated 12/31/2019, to be repurchased at $175,048,708 on 01/06/2020. Collateralized by U.S. Government Obligations, 1.75% - 2.63%, due 08/15/2020 - 08/15/2024, and with a total value of $178,456,055.	$ 175,000,000	175,000,000
Fixed Income Clearing Corp., 0.85% (P), dated 12/31/2019, to be repurchased at $56,856,925 on 01/02/2020. Collateralized by a U.S. Government Obligation, 2.75%, due 09/15/2021, and with a value of $57,995,825.	56,854,240	56,854,240

Principal	Value
REPURCHASE AGREEMENTS (continued)

JPMorgan Securities LLC, 1.85% (P), dated 12/31/2019, to be repurchased at $25,002,569 on 01/02/2020. Collateralized by a U.S. Government Obligation, 2.88%, due 08/15/2045, and with a value of $25,368,045.

$ 25,000,000	$ 25,000,000

Total Repurchase Agreements (Cost $256,854,240)	256,854,240

Total Investments Excluding Options Purchased (Cost $471,580,353)	479,740,072
Total Options Purchased - 1.4% (Cost $5,602,278)	5,677,320

Total Investments (Cost $477,182,631)	485,417,392
Net Other Assets (Liabilities) - (22.3)%	(88,448,631)

Net Assets - 100.0%	$ 396,968,761

	Face Value	Value Including Accrued Interest
REVERSE REPURCHASE AGREEMENTS - (15.1)%

Bank of Nova Scotia, 1.79% (P), dated 11/01/2019, to be repurchased at $(3,825,268) on 01/10/2020. Collateralized by a U.S. Government Obligation, 3.13%, due 08/15/2044, and Cash with a total value of $(3,692,170).

	$ (3,812,000)	$ (3,823,562)
Bank of Nova Scotia, 1.79% (P), dated 11/04/2019, to be repurchased at $(4,108,375) on 01/13/2020. Collateralized by U.S. Government Obligations, 3.13% - 4.50%, due 08/15/2039 - 08/15/2044, and Cash with a total value of $(3,978,549).	(4,094,125)	(4,105,932)
Canadian Imperial Bank of Commerce, 1.88% (P), dated 11/06/2019, to be repurchased at $(32,862,140) on 01/06/2020. Collateralized by U.S. Government Obligations, 2.25% - 4.50%, due 02/15/2027 - 05/15/2048 ,and Cash with a total value of $(32,781,027).	(32,757,788)	(32,853,586)
Canadian Imperial Bank of Commerce, 1.94% (P), dated 11/25/2019, to be repurchased at $(13,646,690) on 01/13/2020. Collateralized by U.S. Government Obligations, 1.88%, due 03/31/2022 - 04/30/2022, and Cash with a total value of $(13,757,848).	(13,610,750)	(13,637,888)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

Face Value	Value Including Accrued Interest
REVERSE REPURCHASE AGREEMENTS (continued)

Canadian Imperial Bank of Commerce, 2.00% (P), dated 12/06/2019, to be repurchased at $(4,631,713) on 01/06/2020. Collateralized by U.S. Government Obligations, 3.13% - 4.38%, due 05/15/2041 - 08/15/2044, and Cash with a total value of $(4,573,986).

$ (4,623,750)	$ (4,630,429)

	Face Value	Value Including Accrued Interest
REVERSE REPURCHASE AGREEMENTS (continued)

Royal Bank of Canada, 1.97% (P), dated 12/27/2019, to be repurchased at $(1,136,056) on 01/13/2020. Collateralized by a U.S. Government Obligation, 3.75%, due 11/15/2043, and with a value of $(1,132,539).

	$ (1,135,000)	$ (1,135,311)

Total Reverse Repurchase Agreements	$ (60,033,413)	$ (60,186,708)

EXCHANGE-TRADED OPTIONS PURCHASED:
Description	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Put - S&P 500® Index	USD	2,725.00	12/18/2020	USD	252,646,996	782	$ 5,602,278	$ 5,677,320

CENTRALLY CLEARED SWAP AGREEMENTS:

Credit Default Swap Agreements on Credit Indices - Sell Protection (Q)
Reference Obligation	Fixed Rate Receivable	Payment Frequency	Maturity Date	Notional Amount (R)		Value (S)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
MSCI Emerging Markets Index - Series 31	1.00%	Quarterly	06/20/2024	USD	600,000	$(15,639)	$(22,264)	$6,625
MSCI Emerging Markets Index - Series 32	1.00	Quarterly	12/20/2024	USD	500,000	(16,649)	(23,815)	7,166
North America Investment Grade Index - Series 31	1.00	Quarterly	12/20/2023	USD	8,100,000	(207,031)	(66,736)	(140,295)

Total						$(239,319)	$(112,815)	$(126,504)

Interest Rate Swap Agreements
Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	Pay	1.25%	Semi-Annually/ Quarterly	06/17/2030	USD	3,400,000	$206,268	$190,971	$15,297
3-Month USD-LIBOR	Pay	2.75	Semi-Annually/ Quarterly	12/18/2029	USD	800,000	(63,036)	(71,954)	8,918
3-Month USD-LIBOR	Pay	3.00	Semi-Annually/ Quarterly	02/04/2023	USD	11,200,000	(295,305)	—	(295,305)
6-Month EUR-EURIBOR	Receive	0.15	Annually/ Semi Annually	06/17/2030	EUR	1,400,000	(15,019)	1,120	(16,139)

Total							$(167,092)	$120,137	$(287,229)

OVER-THE-COUNTER SWAP AGREEMENTS:

Credit Default Swap Agreements on Corporate and Sovereign Issues - Sell Protection (Q)
Reference Obligation	Counterparty	Fixed Rate Receivable	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019 (T)	Notional Amount (R)	Value (S)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Brazil Government International Bond, 4.25%, 01/07/2025	HSBC	1.00%	Quarterly	03/20/2020	0.27%	USD 200,000	$388	$219	$169

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

OVER-THE-COUNTER SWAP AGREEMENTS (continued):

Credit Default Swap Agreements on Credit Indices - Sell Protection (Q)
Reference Obligation		Fixed Rate Receivable	Payment Frequency	Maturity Date	Notional Amount (R)		Value (S)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North America CMBS Basket Index - Series AAA8	GSI	0.50%	Monthly	10/17/2057	USD	900,000	$ 11,766	$ (37,780)	$ 49,546
North America CMBS Basket Index - Series AAA9	GSI	0.50	Monthly	09/17/2058	USD	600,000	7,848	(34,809)	42,657

Total							$ 19,614	$ (72,589)	$ 92,203

Total Return Swap Agreements (U)
Reference Entity	Counterparty	Pay/ Receive	Payment Frequency	Maturity Date	Notional Amount		Number of Shares or Units	Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
iShares MSCI EAFE ETF	JPM	Receive	Quarterly	05/13/2020	USD	2,640,587	425	$ 82,236	$ —	$ 82,236
iShares MSCI EAFE ETF	CITI	Receive	Quarterly	05/20/2020	USD	54,358,045	8,749	1,693,480	—	1,693,480
iShares MSCI EAFE ETF	GSI	Receive	Quarterly	06/17/2020	USD	1,861,423	291	4,074	—	4,074

Total								$ 1,779,790	$ —	$ 1,779,790

Value
OTC Swap Agreements, at value (Assets)	$1,799,792

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
10-Year U.S. Treasury Note	108	03/20/2020	$14,024,114	$13,869,562	$—	$(154,552)
E-Mini Russell 2000® Index	241	03/20/2020	19,801,267	20,130,730	329,463	—
Euro-BTP Italy Government Bond	23	03/06/2020	3,726,413	3,675,340	—	(51,073)
S&P 500® E-Mini Index	1,466	03/20/2020	232,035,279	236,839,630	4,804,351	—

Total					$5,133,814	$(205,625)

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	(101)	03/31/2020	$(12,040,430)	$(11,979,547)	$60,883	$—
10-Year U.S. Treasury Ultra Note	(75)	03/20/2020	(10,678,628)	(10,552,734)	125,894	—
30-Year U.S. Treasury Bond	(97)	03/20/2020	(15,416,044)	(15,122,906)	293,138	—
Euro OAT	(10)	03/06/2020	(1,849,841)	(1,825,791)	24,050	—
German Euro Bund	(17)	03/06/2020	(3,307,101)	(3,251,057)	56,044	—
U.K. Gilt	(41)	03/27/2020	(7,198,295)	(7,135,063)	63,232	—
U.S. Treasury Ultra Bond	(42)	03/20/2020	(7,844,778)	(7,629,562)	215,216	—

Total					$838,457	$—

Total Futures Contracts					$5,972,271	$(205,625)

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BNP	01/10/2020	USD	896,105	GBP	692,000	$—	$(20,786)
BNP	01/10/2020	EUR	92,000	USD	101,600	1,661	—
BNP	01/16/2020	MXN	9,193,000	USD	461,098	23,931	—
CITI	01/15/2020	USD	358,619	PEN	1,198,288	—	(2,885)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

FORWARD FOREIGN CURRENCY CONTRACTS (continued):
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
CITI	01/15/2020	PEN	2,002,388	USD	603,075	$1,012	$—
CITI	03/18/2020	USD	601,752	PEN	2,002,388	—	(1,009)
DUB	01/15/2020	USD	236,988	PEN	804,100	—	(5,595)
DUB	03/18/2020	IDR	1,842,640,000	USD	128,910	2,860	—
GSB	01/02/2020	USD	105,434	DKK	715,000	—	(1,909)
GSB	02/18/2020	RUB	35,153,542	USD	548,332	14,700	—
HSBC	01/10/2020	USD	215,202	CAD	286,000	—	(5,059)
HSBC	01/15/2020	COP	364,033,000	USD	103,876	6,800	—
HSBC	02/14/2020	JPY	147,400,000	USD	1,361,745	—	(1,775)
HSBC	03/18/2020	INR	8,806,480	USD	120,893	1,482	—
HSBC	04/01/2020	USD	107,765	DKK	715,000	—	(249)

Total						$52,446	$(39,267)

SECURITY VALUATION:

Valuation Inputs (V)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (W)	Value
ASSETS
Investments
Asset-Backed Securities	$—	$6,834,435	$—	$6,834,435
Certificate of Deposit	—	200,000	—	200,000
Corporate Debt Securities	—	63,281,662	—	63,281,662
Foreign Government Obligations	—	7,334,545	—	7,334,545
Loan Assignment	—	—	430,434	430,434
Mortgage-Backed Securities	—	7,132,029	—	7,132,029
Municipal Government Obligations	—	1,554,202	—	1,554,202
U.S. Government Agency Obligations	—	44,450,484	—	44,450,484
U.S. Government Obligations	—	89,413,959	—	89,413,959
Short-Term U.S. Government Obligation	—	447,919	—	447,919
Other Investment Company	1,806,163	—	—	1,806,163
Repurchase Agreements	—	256,854,240	—	256,854,240
Exchange-Traded Options Purchased	5,677,320	—	—	5,677,320

Total Investments	$7,483,483	$477,503,475	$430,434	$485,417,392

Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$—	$206,268	$—	$206,268
Over-the-Counter Credit Default Swap Agreements	—	20,002	—	20,002
Over-the-Counter Total Return Swap Agreements	—	1,779,790	—	1,779,790
Futures Contracts (X)	5,972,271	—	—	5,972,271
Forward Foreign Currency Contracts (X)	—	52,446	—	52,446

Total Other Financial Instruments	$5,972,271	$2,058,506	$—	$8,030,777

LIABILITIES
Other Financial Instruments
Reverse Repurchase Agreements	$—	$(60,186,708)	$—	$(60,186,708)
Centrally Cleared Credit Default Swap Agreements	—	(239,319)	—	(239,319)
Centrally Cleared Interest Rate Swap Agreements	—	(373,360)	—	(373,360)
Futures Contracts (X)	(205,625)	—	—	(205,625)
Forward Foreign Currency Contracts (X)	—	(39,267)	—	(39,267)

Total Other Financial Instruments	$(205,625)	$(60,838,654)	$—	$(61,044,279)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of December 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, the total value of 144A securities is $33,694,851, representing 8.5% of the Portfolio’s net assets.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $1,768,685. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Perpetual maturity. The date displayed is the next call date.
(E)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2019, the total value of Regulation S securities is $4,079,750, representing 1.0% of the Portfolio’s net assets.
(F)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of December 31, 2019; the maturity date disclosed is the ultimate maturity date.
(G)	Securities in default; partial receipt of interest payments and/or dividends declared at last payment date. At December 31, 2019, the total value of such securities is $509,688, representing 0.1% of the Portfolio’s net assets.
(H)	Percentage rounds to less than 0.1% or (0.1)%.
(I)	Restricted security. At December 31, 2019, the value of such security held by the Portfolio is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Foreign Government Obligations	Export-Import Bank of Korea 1.93%, 02/24/2020, MTN	02/16/2017	$229,683	$230,939	0.1%

(J)	All or a portion of the security represents an unsettled loan commitment at December 31, 2019 where the rate will be determined at time of settlement.
(K)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2019, the total value of securities is $745,198, representing 0.2% of the Portfolio’s net assets.
(L)	Security is Level 3 of the fair value hierarchy.
(M)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after December 31, 2019. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(N)	Securities are subject to sale-buyback transactions.
(O)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The value of the security is $99,822.
(P)	Rates disclosed reflect the yields at December 31, 2019.
(Q)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(R)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(S)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(T)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(U)	At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference entity less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return and would receive payment in the event of a negative total return.
(V)	There were no transfers in or out of Level 3 during the year ended December 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(W)	Level 3 securities were not considered significant to the Portfolio.
(X)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

CAD	Canadian Dollar
COP	Columbian Peso
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
PEN	Peruvian Sol
RUB	Russian Ruble
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

BNP	BNP Paribas
CITI	Citibank, N.A.
DUB	Deutsche Bank AG
GSB	Goldman Sachs Bank
GSI	Goldman Sachs International
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank, N.A.

PORTFOLIO ABBREVIATIONS:

BTP	Buoni del Tesoro Poliennali (Italian Treasury Bonds)
CMBS	Commercial Mortgage-Backed Securities
COFI	11th District Monthly Weighted Average Cost of Funds Index
EAFE	Europe, Australasia and Far East
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offer Rate
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
OAT	Obligations Assimilables du Tresor (Treasury Obligations)
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced
TBD	To Be Determined

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2019

Assets:
Investments, at value (cost $220,328,391) (including securities loaned of $1,768,685)	$228,563,152
Repurchase agreement, at value (cost $256,854,240)	256,854,240
Cash	9,197
Cash collateral pledged at broker for:
Reverse repurchase agreements	430,000
Centrally cleared swap agreements	340,000
Futures contracts	10,835,000
OTC swap agreements, at value	1,799,792
Foreign currency, at value (cost $343,843)	343,808
Receivables and other assets:
Investments sold	11,453
When-issued, delayed-delivery, forward and TBA commitments sold	66,101,824
Net income from securities lending	202
Shares of beneficial interest sold	122,264
Interest	1,267,666
Tax reclaims	592
Variation margin receivable on centrally cleared swap agreements	39,092
Variation margin receivable on futures contracts	929,196
Unrealized appreciation on forward foreign currency contracts	52,446

Total assets	567,699,924

Liabilities:
Cash collateral received upon return of:
Securities on loan	1,806,163
Cash collateral at broker for:
OTC derivatives (A)	1,860,000
Reverse repurchase agreements, at value (face value $60,033,413)	60,186,708
Payables and other liabilities:
Investments purchased	2,080,523
When-issued, delayed-delivery, forward and TBA commitments purchased	104,248,671
Shares of beneficial interest redeemed	120
Investment management fees	281,549
Distribution and service fees	83,395
Transfer agent costs	546
Trustees, CCO and deferred compensation fees	1,239
Audit and tax fees	30,741
Custody fees	53,777
Legal fees	4,400
Printing and shareholder reports fees	48,254
Other accrued expenses	5,810
Unrealized depreciation on forward foreign currency contracts	39,267

Total liabilities	170,731,163

Net assets	$396,968,761

Net assets consist of:
Capital stock ($0.01 par value)	$321,108
Additional paid-in capital	348,584,314
Total distributable earnings (accumulated losses)	48,063,339

Net assets	$396,968,761

Net assets by class:
Initial Class	$13,002,182
Service Class	383,966,579

Shares outstanding:
Initial Class	1,032,008
Service Class	31,078,755

Net asset value and offering price per share:
Initial Class	$12.60
Service Class	12.35

(A)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.

STATEMENT OF OPERATIONS

For the year ended December 31, 2019

Investment Income:
Interest income	$9,952,479
Net income from securities lending	5,974

Total investment income	9,958,453

Expenses:
Investment management fees	3,129,274
Distribution and service fees:
Service Class	926,803
Transfer agent costs	5,714
Trustees, CCO and deferred compensation fees	11,789
Audit and tax fees	43,555
Custody fees	99,218
Legal fees	20,405
Printing and shareholder reports fees	59,516
Interest	143,805
Other	26,981

Total expenses	4,467,060

Net investment income (loss)	5,491,393

Net realized gain (loss) on:
Investments	(5,156,730)
Written options and swaptions	(363,185)
Swap agreements	693,929
Futures contracts	46,399,261
Forward foreign currency contracts	146,937
Foreign currency transactions	16,010
TBA short commitments	7,658

Net realized gain (loss)	41,743,880

Net change in unrealized appreciation (depreciation) on:
Investments	11,323,686
Written options and swaptions	459,903
Swap agreements	4,821,571
Futures contracts	10,329,622
Forward foreign currency contracts	(16,984)
Translation of assets and liabilities denominated in foreign currencies	(1,300)

Net change in unrealized appreciation (depreciation)	26,916,498

Net realized and change in unrealized gain (loss)	68,660,378

Net increase (decrease) in net assets resulting from operations	$74,151,771

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2019	December 31, 2018
From operations:
Net investment income (loss)	$5,491,393	$5,113,826
Net realized gain (loss)	41,743,880	(18,341,914)
Net change in unrealized appreciation (depreciation)	26,916,498	(16,667,382)

Net increase (decrease) in net assets resulting from operations	74,151,771	(29,895,470)

Dividends and/or distributions to shareholders:
Initial Class	—	(1,700,716)
Service Class	—	(51,119,156)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	—	(52,819,872)

Capital share transactions:
Proceeds from shares sold:
Initial Class	512,007	662,659
Service Class	4,019,835	5,773,819

	4,531,842	6,436,478

Dividends and/or distributions reinvested:
Initial Class	—	1,700,716
Service Class	—	51,119,156

	—	52,819,872

Cost of shares redeemed:
Initial Class	(1,595,212)	(1,638,938)
Service Class	(37,596,418)	(43,112,530)

	(39,191,630)	(44,751,468)

Net increase (decrease) in net assets resulting from capital share transactions	(34,659,788)	14,504,882

Net increase (decrease) in net assets	39,491,983	(68,210,460)

Net assets:
Beginning of year	357,476,778	425,687,238

End of year	$396,968,761	$357,476,778

Capital share transactions - shares:
Shares issued:
Initial Class	44,890	54,702
Service Class	354,006	469,124

	398,896	523,826

Shares reinvested:
Initial Class	—	149,448
Service Class	—	4,564,210

	—	4,713,658

Shares redeemed:
Initial Class	(137,629)	(137,236)
Service Class	(3,303,260)	(3,645,384)

	(3,440,889)	(3,782,620)

Net increase (decrease) in shares outstanding:
Initial Class	(92,739)	66,914
Service Class	(2,949,254)	1,387,950

	(3,041,993)	1,454,864

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Growth VP

STATEMENT OF CASH FLOWS

For the year ended December 31, 2019

Cash flows provided by (used for) operating activities:
Net increase (decrease) in net assets resulting from operations	$74,151,771

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Purchases of long-term investments	(739,329,130)
Proceeds from long-term investments	720,725,286
Purchases to cover securities sold short	(109,738,717)
Proceeds from securities sold short	109,746,375
Net purchases/proceeds of short-term investments	(19,668,854)
Net change in unrealized (appreciation) depreciation	(26,916,498)
Net realized (gain) loss	(41,743,880)
Net amortization (accretion) of discount and premium	197,092
(Increase) decrease in receivables for investments sold	(61,369,433)
(Increase) decrease in receivables for interest	157,095
(Increase) decrease in receivable for tax reclaim	(592)
(Increase) decrease in receivables for net income from securities lending	477
Increase (decrease) in payables for investments purchased	68,418,771
Increase (decrease) in dividends and interest payable	209,896
Increase (decrease) in accrued liabilities	2,003
Increase (decrease) in collateral for securities on loan	(1,958,807)
Net cash provided by (used for) swap agreement transactions	684,729
Net cash provided by (used for) written options and swaptions transactions	(960,474)
Net cash provided by (used for) in futures contracts transactions	57,027,168
Net cash provided by (used for) in forward foreign currency contracts	163,921
Net cash provided by (used for) foreign currency transactions	13,410

Net cash provided by (used for) operating activities	29,811,609

Cash flows from financing activities:
Increase (decrease) in payable to custodian for cash overdraft	(266,300)
Increase (decrease) in payable reverse repurchase agreements	9,334,070
Proceeds from shares sold, net of receivable for shares sold	4,409,578
Payment of shares redeemed, net of payable for shares redeemed	(39,209,603)
Proceeds from Sale-buyback financing transactions	747,229,329
Payments from Sale-buyback financing transactions	(747,916,760)

Net cash provided by (used for) financing activities	(26,419,686)

Net increase (decrease) in cash and foreign currencies	3,391,923

Cash and foreign currencies, at beginning of year (A)	$6,706,082

Cash and foreign currencies, at end of year (A)	$10,098,005

Supplemental disclosure of cash flow information:
Dividends, interest and fees for borrowings from securities sold short paid	$353,701

(A)	For the year ended December 31, 2019, the beginning and ending cash balances consist of the following:

	Beginning of Year	End of Year
Assets:
Cash	$—	$9,197
Cash collateral pledged at broker:
Centrally cleared swap agreements	1,209,000	340,000
Reverse repurchase agreements	—	430,000
Futures contracts	4,743,000	10,835,000
Repurchase agreements	380,000	—
Foreign currency, at value	374,082	343,808

Total assets	6,706,082	11,958,005

Liabilities:
Cash collateral received at broker:
OTC derivatives	—	1,860,000

Total liabilities	—	1,860,000

Net cash per statement of assets and liabilities	$6,706,082	$10,098,005

Total cash and foreign currencies per statement of cash flows	$6,706,082	$10,098,005

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2019		December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015
Net asset value, beginning of year	$10.34		$12.82		$11.57		$11.01		$11.65

Investment operations:
Net investment income (loss) (A)	0.19		0.18		0.10		0.04	(B)	(0.01)
Net realized and unrealized gain (loss)	2.07		(0.98)		1.62		0.52		(0.36)

Total investment operations	2.26		(0.80)		1.72		0.56		(0.37)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.42)		(0.08)		—		—
Net realized gains	—		(1.26)		(0.39)		—		(0.27)

Total dividends and/or distributions to shareholders	—		(1.68)		(0.47)		—		(0.27)

Net asset value, end of year	$12.60		$10.34		$12.82		$11.57		$11.01

Total return	21.97%		(7.49)%		15.13%		5.09%		(3.16)%

Ratio and supplemental data:
Net assets end of year (000’s)	$13,002		$11,629		$13,558		$12,492		$12,715
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.92%		0.94%		0.93%		0.90%		0.90%
Including waiver and/or reimbursement and recapture	0.92%		0.94%		0.93%		0.89	%(B)	0.90%
Net investment income (loss) to average net assets	1.67%		1.50%		0.79%		0.33	%(B)	(0.11)%
Portfolio turnover rate	52	%(C)	35	%(C)	47	%(C)	57	%(C)	49%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Excludes sale-buyback transactions.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2019		December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015
Net asset value, beginning of year	$10.16		$12.63		$11.41		$10.88		$11.55

Investment operations:
Net investment income (loss) (A)	0.16		0.15		0.07		0.01	(B)	(0.04)
Net realized and unrealized gain (loss)	2.03		(0.97)		1.59		0.52		(0.36)

Total investment operations	2.19		(0.82)		1.66		0.53		(0.40)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.39)		(0.05)		—		—
Net realized gains	—		(1.26)		(0.39)		—		(0.27)

Total dividends and/or distributions to shareholders	—		(1.65)		(0.44)		—		(0.27)

Net asset value, end of year	$12.35		$10.16		$12.63		$11.41		$10.88

Total return	21.56%		(7.68)%		14.83%		4.87%		(3.46)%

Ratio and supplemental data:
Net assets end of year (000’s)	$383,967		$345,848		$412,129		$366,000		$318,268
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.17%		1.19%		1.18%		1.15%		1.15%
Including waiver and/or reimbursement and recapture	1.17%		1.19%		1.18%		1.14	%(B)	1.15%
Net investment income (loss) to average net assets	1.42%		1.25%		0.54%		0.09	%(B)	(0.35)%
Portfolio turnover rate	52	%(C)	35	%(C)	47	%(C)	57	%(C)	49%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Excludes sale-buyback transactions.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2019

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PIMCO Tactical—Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2019 by the Portfolio.

Statement of cash flows: GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. These conditions may include the enterprise had little or no debt, based on the average debt outstanding during the period, little or no illiquid investments, and little or no investments classified as Level 3 of the fair value hierarchy in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of sale-buyback financing transactions, line of credit borrowing, short sale transactions, illiquid investments, or Level 3 classified securities have been determined to be at a level requiring a Statement of Cash Flows. A Statement of Cash Flows has been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2019, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SECURITY VALUATION (continued)

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolio to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolio assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

4. SECURITIES AND OTHER INVESTMENTS (continued)

The Portfolio, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolio that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolio has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Portfolio may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Portfolio held no unsecured loan participations at December 31, 2019. Open secured loan participations and assignments at December 31, 2019, if any, are included within the Schedule of Investments.

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2019, if any, are identified within the Schedule of Investments.

Restricted securities: The Portfolio may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at December 31, 2019, if any, are identified within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2019, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

4. SECURITIES AND OTHER INVESTMENTS (continued)

prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2019, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2019, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2019.

Repurchase agreements at December 31, 2019, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Reverse repurchase agreements: The Portfolio may enter into reverse repurchase agreements in which the Portfolio sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. The Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements are considered to be a form of borrowing. Pursuant to the

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

terms of the reverse repurchase agreements, the Portfolio’s custodian must segregate assets with an aggregate market value greater than or equal to 100% of the repurchase price. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolio are obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Portfolio exercising its rights under the agreement, or those rights may be limited by other contractual agreements.

For the year ended December 31, 2019, the Portfolio’s average borrowings are as follows:

Average Daily Borrowing	Number of Days Outstanding	Weighted Average Interest Rate
$ 59,485,811	365	2.34%

Open reverse repurchase agreements at December 31, 2019, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities. The interest expense is included in interest income on the Statement of Operations.

Sale-buyback: The Portfolio may enter into sale-buyback financing transactions. The Portfolio accounts for sale-buyback financing transactions as borrowing transactions and realize gains and losses on these transactions at the end of the roll period. Sale-buyback financing transactions involve sales by the Portfolio of securities and simultaneously contracts to repurchase the same or substantially similar securities at an agreed upon price and date.

The Portfolio forgoes principal and interest paid during the roll period on the securities sold in a sale-buyback financing transaction. The Portfolio is compensated by the difference between the current sales price and the price for the future purchase (often referred to as the “price drop”), as well as by any interest earned on the proceeds of the securities sold. Sale-buyback financing transactions may be renewed with a new sale and a repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract. Sale-buyback financing transactions expose the Portfolio to risks such as, the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio, the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Portfolio’s forward commitment to repurchase the subject security. Sale-buyback financing transactions accounted for as borrowing transactions are excluded from the Portfolio’s portfolio turnover rates. The Portfolio recognizes price drop fee income on a straight line basis over the period of the roll. For the year ended December 31, 2019, the Portfolio earned price drop fee income of $7,137. The price drop fee income is included in Interest income within the Statement of Operations.

The outstanding payable for securities to be repurchased, if any, is included in Payable for sale-buyback financing transactions within the Statement of Assets and Liabilities. The interest expense is included within Interest income on the Statement of Operations. In periods of increased demand of the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio, and is included in Interest income on the Statement of Operations.

For the year ended December 31, 2019, the Portfolio’s average borrowings are as follows:

Average Daily Borrowing	Number of Days Outstanding	Weighted Average Interest Rate
$ 5,973,918	363	2.38%

Open sale-buyback financing transactions at December 31, 2019, if any, are identified within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities on non-U.S. fixed income investments, as well as on securities traded on U.S. exchanges. Loan counterparties pledge cash collateral with a value of at least 105% of the current value of the loaned securities for non-U.S. equity positions. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio (the “Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2019; however no individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2019, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2019.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$1,624,960	$—	$—	$—	$1,624,960
U.S. Government Obligations	181,203	—	—	—	181,203
Total Securities Lending Transactions	$1,806,163	$—	$—	$—	$1,806,163
Reverse Repurchase Agreements
U.S. Government Obligations	$—	$59,756,708	$—	$—	$59,756,708
Cash	430,000	—	—	—	430,000
Total Reverse Repurchase Agreements	$430,000	$59,756,708	$—	$—	$60,186,708
Total Borrowings	$2,236,163	$59,756,708	$—	$—	$61,992,871

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on exchange-traded funds and/or securities: The Portfolio may purchase or write options on ETFs and/or securities. Purchasing or writing options on ETFs and/or securities gives the Portfolio the right, but not the obligation to buy or sell a specified ETF and/or security as an underlying instrument for the option contract.

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Options on futures: The Portfolio may purchase or write options on futures. Purchasing or writing options on futures gives the Portfolio the right, but not obligation to buy or sell a position on a futures contract at the specified option exercise price at any time during the period of the option.

Interest rate-capped options: The Portfolio may purchase or write interest rate-capped options. Purchasing or writing interest rate-capped options gives the Portfolio the right, but not the obligation to buy or sell an option which applies a cap to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate-linked products.

Interest rate swaptions: The Portfolio may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Straddle swaptions: The Portfolio may purchase or write straddle swaption agreements which is an investment strategy that consists of two swaptions, each with a different underlying swap, wherein the holder buys both a payer and receiver option on the same floating rate. If the floating rate falls, the holder receives the fixed rate, and if the floating rate rises, the holder pays the fixed rate.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability within the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

Open option contracts at December 31, 2019, if any, are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bilateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, including contracts for difference (“CFD”), and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Centrally cleared swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as Variation margin receivable (payable) on centrally cleared swap agreements within the Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected in OTC swap agreements, at value within the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Additionally, these upfront payments as well as any periodic payments received or paid by the Portfolio, including any liquidation payment received or made at the termination of the swap are recorded as part of Net realized gain (loss) on swap agreements within the Statement of Operations.

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swap agreements to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swap agreements, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Total return swap agreements: The Portfolio is subject to commodity risk, equity risk, and other risks related to the underlying investments of the swap agreement, including CFDs, in the normal course of pursuing its investment objective. The value of the commodity-linked investments held by a Portfolio can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting the Portfolio’s investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference entity, which may be an equity, index, or bond, and in return receives a regular stream of payments.

Open centrally cleared swap agreements and open OTC swap agreements at December 31, 2019, if any, are listed within the Schedule of Investments.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio, uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2019, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2019, if any, are listed within the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2019.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions:
Investments, at value (A)	$—	$—	$5,677,320	$—	$—	$5,677,320
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	206,268	—	—	—	—	206,268
OTC swaps:
OTC swap agreements, at value	—	—	1,779,790	20,002	—	1,799,792
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	838,457	—	5,133,814	—	—	5,972,271
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	—	52,446	—	—	—	52,446
Total	$1,044,725	$52,446	$12,590,924	$20,002	$—	$13,708,097

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	$(373,360)	$—	$—	$(239,319)	$—	$(612,679)
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	(205,625)	—	—	—	—	(205,625)
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	—	(39,267)	—	—	—	(39,267)
Total	$(578,985)	$(39,267)	$—	$(239,319)	$—	$(857,571)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Value of centrally cleared swap agreements as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(C)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2019.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$408,292	$—	$(9,268,841)	$—	$—	$(8,860,549)
Written options and swaptions	(363,185)	—	—	—	—	(363,185)
Swap agreements	(6,020,025)	—	6,757,843	(43,889)	—	693,929
Futures contracts	(2,177,267)	—	48,576,528	—	—	46,399,261
Forward foreign currency contracts	—	146,937	—	—	—	146,937
Total	$(8,152,185)	$146,937	$46,065,530	$(43,889)	$—	$38,016,393

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$(320,003)	$—	$653,496	$—	$—	$333,493
Written options and swaptions	459,903	—	—	—	—	459,903
Swap agreements	265,216	—	4,700,506	(144,151)	—	4,821,571
Futures contracts	1,211,707	—	9,117,915	—	—	10,329,622
Forward foreign currency contracts	—	(16,984)	—	—	—	(16,984)
Total	$1,616,823	$(16,984)	$14,471,918	$(144,151)	$—	$15,927,605

(A)	Included within Net realized gain (loss) on Investments in the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2019.

Purchased Options and Swaptions at value		Written Options and Swaptions at value		Swap Agreements at Notional Amount	Futures Contracts at Notional Amount		Forward Foreign Currency Contracts at Contract Amount
Calls	Puts	Calls	Puts		Long	Short	Purchased	Sold
$ 219,474	$ 3,274,567	$ (253,619)	$ (3,560)	$ 54,963,399	$ 311,625,671	$ (87,509,443)	$ 3,540,081	$ 3,721,873

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

The following is a summary of the Portfolio OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2019. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
BNP Paribas	$25,592	$(20,786)	$—	$4,806	$20,786	$(20,786)	$—	$—
Citibank, N.A.	1,694,492	(3,894)	(1,690,598)	—	3,894	(3,894)	—	—
Deutsche Bank AG	2,860	(2,860)	—	—	5,595	(2,860)	—	2,735
Goldman Sachs Bank	14,700	(1,909)	—	12,791	1,909	(1,909)	—	—
Goldman Sachs International	23,688	—	—	23,688	—	—	—	—
HSBC Bank USA	8,670	(7,083)	—	1,587	7,083	(7,083)	—	—

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
JPMorgan Chase Bank, N.A.	$82,236	$—	$—	$82,236	$—	$—	$—	$—
Other Derivatives (C)	11,855,859	—	—	11,855,859	818,304	—	—	818,304

Total	$13,708,097	$(36,532)	$(1,690,598)	$11,980,967	$857,571	$(36,532)	$—	$821,039

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives, which includes future contracts, exchange-traded options and exchange-traded swap agreements, are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented within the Schedule of Investments.

7. RISK FACTOR

Investing in the Portfolios involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectuses for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolios.

LIBOR Risk: Many financial instruments, financings or other transactions to which the Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). LIBOR is widely used in financial markets. In July 2017, the United Kingdom’s financial regulatory body announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Portfolio’s performance or NAV.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $250 million	0.82%
Over $250 million up to $750 million	0.81
Over $750 million up to $1.5 billion	0.79
Over $1.5 billion	0.76

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.95%	May 1, 2020
Service Class	1.20	May 1, 2020

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the thirty-six months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2019 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2019, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2020. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2019, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2019, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2019.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2019, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 28,643,370	$ 70,105,486	$ 43,322,587	$ 67,736,876

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, forwards contracts mark to market, futures contracts mark to market, options contracts mark to market, swaps, defaulted bond income accruals, premium amortization accruals, straddle loss deferrals and dollar roll adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to swaps, foreign currency gains and losses, paydown gains and losses, premium amortization and TIPS adjustments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2019, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 481,666,488	$ 4,680,467	$ (1,224,362)	$ 3,456,105

As of December 31, 2019, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2019, the capital loss carryforwards utilized or expired are $19,879,971.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2019 and 2018 are as follows:

2019 Distributions Paid From			2018 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ —	$ —	$ —	$ 32,523,926	$ 20,295,946	$ —

As of December 31, 2019, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 35,555,956	$ 10,853,137	$ —	$ —	$ (1,802,246)	$ 3,456,492
11. CHANGE IN ACCOUNTING PRINCIPLE

The Portfolio has adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2017-08 “Premium Amortization of Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Portfolio has changed the amortization period for the premium on certain purchased callable debt securities with explicit non-contingent call features to the earliest call date.

It is impracticable to evaluate the effect on individual prior periods, therefore the Portfolio applied the amendments on a modified retrospective basis by recognizing a cumulative effect adjustment that decreased the beginning of period cost of investments and increased the unrealized appreciation on investments by $2,402. This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total accumulated earnings (loss) or the net asset value of the Portfolio’s financial statements.

12. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and has early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

13. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

13. CUSTODY OUT-OF-POCKET EXPENSE (continued)

and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

14. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as sub-adviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties have been deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica PIMCO Tactical – Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica PIMCO Tactical – Growth VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2020

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Tactical – Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2019.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Total Return VP

(unaudited)

MARKET ENVIRONMENT

Following the end of 2018’s steep December’s sell-off, risk assets bounced back in the first quarter of 2019 as dovish pivots from global central banks helped ease financial conditions, and optimism over U.S.-China trade negotiations bolstered investor sentiment. Still, economic data continued to signal decelerating global growth. Even as risk sentiment improved, fundamental data continued to indicate a slowdown in global growth. The Eurozone saw downside surprises in growth metrics as external demand weakened, driven in part by the persistent slowdown in China. This, in turn, spurred stimulus measures from Chinese policymakers.

In the second quarter, the U.S. Federal Reserve (“Fed”) signaled an easing bias, indicating that it would act as appropriate to sustain the expansion. Similarly, the European Central Bank suggested that it was primed to initiate additional stimulus in the form of rate cuts or quantitative easing. ”Safe-haven” and risk assets alike rallied as financial conditions eased in anticipation of easier global monetary policy. While risk sentiment moved in tandem with the ebb and flow of global trade tensions throughout the quarter, the S&P 500® still set new highs, and credit spreads broadly tightened.

The third quarter was marked by financial markets moving in tandem with geopolitical uncertainty, particularly in August when escalating trade tensions with China precipitated a steep sell-off in risk assets and a surge in demand for sovereign bonds. However, investor fears subsided towards the end of the quarter, leading to some reprieve in markets.

Renewed optimism about the U.S.-China “Phase One Trade Deal” outweighed concerns of softening economic data and provided a boost to risk appetites throughout the fourth quarter. Despite global economic data remaining largely mixed, trade discussions continued to support improved risk sentiment through year-end and capped a year of strong risk asset returns with U.S. equities closing at new highs, credit spreads tightening, and the dollar weakening. Meanwhile, civil unrest and political uncertainty continued to persist in various regions across the world.

Over the period, U.S. Treasuries fell across the yield curve, and global developed market yields fell in tandem. Within the spread markets, inflation breakevens and mortgage-backed securities (“MBS”) spreads widened slightly, while corporate credit spreads, especially high yield, tightened over the period. Developed market currencies were mixed with the British pound and Japanese yen strengthening, while the Euro weakened. Emerging market currencies faced bouts of volatility, particularly amid the U.S.-China trade war developments.

PERFORMANCE

For the year ended December 31, 2019, Transamerica PIMCO Total Return VP, Initial Class returned 8.41%. By comparison, its benchmark, the Bloomberg Barclays US Aggregate Bond Index, returned 8.72%.

STRATEGY REVIEW

During the 12-month period ended December 31, 2019, overall interest rate strategies were negative for returns. Tactical short exposures to the U.K., Japan and Australia detracted from performance and more than offset positive contribution from positioning in U.S. rates and tactical long exposure to core European rates.

Spread strategies were additive for the year. Exposure to the securitized sector, including non-Agency MBS, added to performance, although positioning in Agency MBS detracted as prepayments accelerated amid the falling yield environment. Corporate credit exposure was positive for performance as allocations to high yield and investment grade credit, with an emphasis on financial corporates, as both added. Treasury Inflation Protected Securities exposure in lieu of nominal Treasuries added slightly to performance as inflation expectations rose, especially in the fourth quarter.

Finally, currency strategies added moderately to performance. Within developed currencies a slight underweight to the U.S. dollar detracted from performance while tactical exposure to the British pound offset and was positive for performance, as the outlook for a more orderly Brexit improved. Tactical allocations in emerging market currencies, including dynamic exposure to a basket of high carry currencies, contributed to performance, specifically short exposure to the Brazilian real in the first quarter, and dynamic long exposure to the Mexican peso over the year.

During the fiscal year, the Portfolio used derivatives. These positions detracted from performance.

Mark R. Keisel

Scott A. Mather

Mohit Mittal

Co-Portfolio Managers

Pacific Investment Management Company LLC

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Total Return VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Government Agency Obligations	50.7%
Corporate Debt Securities	49.7
U.S. Government Obligations	29.7
Asset-Backed Securities	11.0
Mortgage-Backed Securities	7.9
Foreign Government Obligations	5.8
Other Investment Company	1.1
Repurchase Agreement	0.9
Certificates of Deposit	0.5
Municipal Government Obligations	0.2
Loan Assignment	0.2
Exchange-Traded Options Purchased	0.0 *
U.S. Government Agency Obligation Sold Short	(0.5)
Net Other Assets (Liabilities) ^	(57.2)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	79.9%
AAA	13.8
AA	1.9
A	15.4
BBB	31.5
BB	5.1
B	1.4
CCC and Below	4.2
Not Rated	4.0
Net Other Assets (Liabilities) ^	(57.2)
Total	100.0%

Portfolio Characteristics	Years
Average Maturity §	6.96
Duration †	6.45
§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Total Return VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	8.41%	3.16%	3.86%	05/01/2002
Bloomberg Barclays US Aggregate Bond Index (A)	8.72%	3.05%	3.75%
Service Class	8.22%	2.92%	3.60%	05/01/2003

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Debt income investing is subject to credit risk, inflation risk, and interest rate risk. Credit risk is the risk that the issuer of a bond won’t meet their payments. Inflation risk is the risk that inflation could outpace a bond’s interest income. Interest rate risk is the risk that fluctuations in interest rates will affect the price of a bond. An increase in interest rates may result in a decrease in the Portfolio’s value.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Total Return VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2019, and held for the entire six-month period until December 31, 2019.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,020.80	$3.41	$1,021.80	$3.41	0.67%
Service Class	1,000.00	1,020.10	4.68	1,020.60	4.69	0.92

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS

At December 31, 2019

	Principal	Value
ASSET-BACKED SECURITIES - 11.0%
ABFC Trust Series 2004-OPT4, Class A1, 1-Month LIBOR + 0.62%, 2.41% (A), 04/25/2034	$ 116,752	$ 116,867
Adams Mill CLO, Ltd. Series 2014-1A, Class A1R, 3-Month LIBOR + 1.10%, 3.10% (A), 07/15/2026 (B)	3,163,818	3,163,923
Ally Auto Receivables Trust Series 2018-3, Class A2, 2.72%, 05/17/2021	615,246	615,346
AmeriCredit Automobile Receivables Trust Series 2018-1, Class A2B, 1-Month LIBOR + 0.23%, 1.97% (A), 07/19/2021	22,793	22,793
Ameriquest Mortgage Securities Trust Series 2006-R1, Class M1, 1-Month LIBOR + 0.39%, 2.18% (A), 03/25/2036	161,061	160,771
Apidos CLO XVI Series 2013-16A, Class A1R, 3-Month LIBOR + 0.98%, 2.95% (A), 01/19/2025 (B)	28,400	28,405
Argent Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-W4, Class A2D, 1-Month LIBOR + 0.38%, 2.17% (A), 02/25/2036	2,622,576	2,167,748
Aurium CLO Series 2A, Class AR, 3-Month EURIBOR + 0.68%, 0.68% (A), 10/13/2029 (B) (C)	EUR 3,600,000	4,027,051
B&M CLO, Ltd. Series 2014-1A, Class A1R, 3-Month LIBOR + 0.73%, 2.73% (A), 04/16/2026 (B)	$ 1,413,018	1,413,196
Barings Euro CLO Series 2016-1A, Class A1R, 3-Month EURIBOR + 0.68%, 0.68% (A), 07/27/2030 (B) (C)	EUR 6,000,000	6,721,114
Bear Stearns Asset-Backed Securities I Trust
Series 2005-AQ1, Class M2,
1-Month LIBOR + 0.65%, 2.44% (A), 03/25/2035	$ 640,749	643,618
Series 2005-HE6, Class M2,
1-Month LIBOR + 1.01%, 2.80% (A), 06/25/2035	215,225	215,314
Series 2006-HE10, Class 21A3,
1-Month LIBOR + 0.24%, 2.03% (A), 12/25/2036	12,783,347	11,476,401
Series 2007-HE3, Class 1A2,
1-Month LIBOR + 0.20%, 1.99% (A), 04/25/2037	318,408	592,809
Bear Stearns Asset-Backed Securities Trust
Series 2002-2, Class A1,
1-Month LIBOR + 0.66%, 2.45% (A), 10/25/2032	5,881	5,897

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Bear Stearns Asset-Backed Securities Trust (continued)
Series 2004-1, Class M1,
1-Month LIBOR + 0.98%, 2.77% (A), 06/25/2034	$ 1,913,335	$ 1,938,422
Series 2006-SD3, Class 21A1,
4.28% (A), 07/25/2036	76,716	76,821
Benefit Street Partners CLO VII, Ltd. Series 2015-VIIA, Class A1AR, 3-Month LIBOR + 0.78%, 2.78% (A), 07/18/2027 (B)	4,323,354	4,323,414
Cent CLO 19, Ltd. Series 2013-19A, Class A1A, 3-Month LIBOR + 1.33%, 3.26% (A), 10/29/2025 (B)	3,183,408	3,187,095
Chase Issuance Trust Series 2017-A1, Class A, 1-Month LIBOR + 0.30%, 2.04% (A), 01/15/2022	7,000,000	7,000,911
Chesapeake Funding II LLC Series 2018-2A, Class A1, 3.23%, 08/15/2030 (B)	5,796,899	5,879,238
CIFC Funding, Ltd.
Series 2015-2A, Class AR,
3-Month LIBOR + 0.78%, 2.78% (A), 04/15/2027 (B)	7,442,203	7,442,367
Series 2015-5A, Class A1R,
3-Month LIBOR + 0.86%, 2.80% (A), 10/25/2027 (B)	8,200,000	8,200,213
CIT Mortgage Loan Trust Series 2007-1, Class 1A, 1-Month LIBOR + 1.35%, 3.14% (A), 10/25/2037 (B)	3,909,808	3,942,696
Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificate Series 2004-OPT1, Class M3, 1-Month LIBOR + 0.95%, 2.74% (A), 10/25/2034	4,631,000	4,615,723
Citigroup Mortgage Loan Trust, Inc.
Series 2007-AMC1, Class A1,
1-Month LIBOR + 0.16%, 1.95% (A), 12/25/2036 (B)	8,667,113	5,967,245
Series 2007-AMC4, Class A2C,
1-Month LIBOR + 0.17%, 1.96% (A), 05/25/2037	405,670	404,357
Series 2007-FS1, Class 1A1,
4.55% (A), 10/25/2037 (B)	2,883,899	2,949,622
Countrywide Asset-Backed Certificates
Series 2006-20, Class 1A,
1-Month LIBOR + 0.14%, 1.93% (A), 04/25/2047	3,638,495	3,543,527
Series 2006-24, Class 1A,
1-Month LIBOR + 0.14%, 1.93% (A), 06/25/2047	9,331,638	8,494,080
Series 2006-24, Class 2A3,
1-Month LIBOR + 0.15%, 1.94% (A), 06/25/2047	2,547,110	2,528,801
Series 2007-2, Class 2A3,
1-Month LIBOR + 0.14%, 1.93% (A), 08/25/2037	4,472,581	4,398,128

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value
ASSET-BACKED SECURITIES (continued)
CWABS, Inc. Asset-Backed Certificates Trust Series 2004-9, Class MV4, 1-Month LIBOR + 1.58%, 3.37% (A), 11/25/2034	$ 2,500,000	$ 2,471,577
Dryden XXV Senior Loan Fund Series 2012-25A, Class ARR, 3-Month LIBOR + 0.90%, 2.89% (A), 10/15/2027 (B)	7,100,000	7,100,241
Evergreen Credit Card Trust Series 2019-2, Class A, 1.90%, 09/15/2024 (B)	8,100,000	8,064,313
Gallatin CLO IX, Ltd. Series 2018-1A, Class A, 3-Month LIBOR + 1.05%, 3.02% (A), 01/21/2028 (B)	6,700,000	6,693,896
GSAMP Trust
Series 2005-HE1, Class M2,
1-Month LIBOR + 1.32%, 3.11% (A), 12/25/2034	3,080,223	2,552,592
Series 2007-HS1, Class A1,
1-Month LIBOR + 0.85%, 2.64% (A), 02/25/2047	318,015	318,166
Halcyon Loan Advisors Funding, Ltd. Series 2014-3A, Class AR, 3-Month LIBOR + 1.10%, 3.05% (A), 10/22/2025 (B)	3,263,359	3,264,041
Home Equity Asset Trust
Series 2002-1, Class A4,
1-Month LIBOR + 0.60%, 2.39% (A), 11/25/2032	1,283	1,234
Series 2004-4, Class M1,
1-Month LIBOR + 0.78%, 2.57% (A), 10/25/2034	3,383,988	3,372,220
Home Equity Mortgage Loan Asset-Backed Trust Series 2007-A, Class 1A, 1-Month LIBOR + 0.22%, 2.01% (A), 04/25/2037	1,442,378	1,120,734
KVK CLO, Ltd. Series 2013-1A, Class AR, 3-Month LIBOR + 0.90%, 2.90% (A), 01/14/2028 (B)	7,000,000	6,982,374
LoanCore Issuer, Ltd. Series 2018-CRE1, Class A, 1-Month LIBOR + 1.13%, 2.87% (A), 05/15/2028 (B)	6,600,000	6,603,154
Master Asset-Backed Securities Trust Series 2007-HE2, Class A1, 1-Month LIBOR + 1.15%, 2.94% (A), 08/25/2037	3,177,319	2,823,334
Monarch Grove CLO Trust Series 2018-1A, Class A1, 3-Month LIBOR + 0.88%, 2.82% (A), 01/25/2028 (B)	5,700,000	5,688,817
Morgan Stanley ABS Capital I, Inc. Trust
Series 2004-HE9, Class M2,
1-Month LIBOR + 0.93%, 2.72% (A), 11/25/2034	1,263,209	1,256,953

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Morgan Stanley ABS Capital I, Inc. Trust (continued)
Series 2005-WMC6, Class M3,
1-Month LIBOR + 0.77%, 2.56% (A), 07/25/2035	$ 2,750,909	$ 2,759,958
Series 2007-HE5, Class A2C,
1-Month LIBOR + 0.25%, 2.04% (A), 03/25/2037	2,760,501	1,527,131
Mountain Hawk III CLO, Ltd. Series 2014-3A, Class AR, 3-Month LIBOR + 1.20%, 3.20% (A), 04/18/2025 (B)	2,321,908	2,322,463
Navient Private Education Loan Trust Series 2018-BA, Class A1, 1-Month LIBOR + 0.35%, 2.09% (A), 12/15/2059 (B)	1,078,721	1,078,251
Navient Student Loan Trust Series 2017-3A, Class A1, 1-Month LIBOR + 0.30%, 2.09% (A), 07/26/2066 (B)	348,114	348,083
OCP CLO, Ltd. Series 2015-9A, Class A1R, 3-Month LIBOR + 0.80%, 2.80% (A), 07/15/2027 (B)	5,859,222	5,859,451
Octagon Investment Partners XXIII, Ltd. Series 2015-1A, Class A1R, 3-Month LIBOR + 0.85%, 2.85% (A), 07/15/2027 (B)	4,100,000	4,092,620
OneMain Direct Auto Receivables Trust Series 2018-1A, Class A, 3.43%, 12/16/2024 (B)	6,700,000	6,788,643
Option One Mortgage Loan Trust
Series 2007-2, Class 1A1,
1-Month LIBOR + 0.14%, 1.93% (A), 03/25/2037	5,186,360	3,945,549
Series 2007-5, Class 1A1,
1-Month LIBOR + 0.22%, 2.01% (A), 05/25/2037	8,019,815	5,829,661
RASC Trust
Series 2005-KS11, Class M2,
1-Month LIBOR + 0.42%, 2.21% (A), 12/25/2035	7,100,000	7,103,226
Series 2006-EMX1, Class M1,
1-Month LIBOR + 0.41%, 2.20% (A), 01/25/2036	1,295,631	1,293,221
Series 2006-KS9, Class AI3,
1-Month LIBOR + 0.16%, 1.95% (A), 11/25/2036	1,074,222	1,061,834
SLM Student Loan Trust
Series 2003-11, Class A6,
3-Month LIBOR + 0.55%, 2.44% (A), 12/15/2025 (B)	4,708,980	4,688,087
Series 2005-3, Class A5,
3-Month LIBOR + 0.09%, 2.03% (A), 10/25/2024	913,638	912,951
Sofi Professional Loan Program LLC Series 2018-A, Class A2A, 2.39%, 02/25/2042 (B)	2,270,964	2,275,476
Sofi Professional Loan Program Trust Series 2018-B, Class A1FX, 2.64%, 08/25/2047 (B)	2,693,847	2,697,845

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Soundview Home Loan Trust
Series 2005-3, Class M3,
1-Month LIBOR + 0.83%, 2.62% (A), 06/25/2035	$ 95,053	$ 95,045
Series 2006-OPT2, Class A3,
1-Month LIBOR + 0.18%, 1.97% (A), 05/25/2036	1,159,441	1,158,509
Series 2007-WMC1, Class 3A1,
1-Month LIBOR + 0.11%, 1.90% (A), 02/25/2037	1,227,062	444,697
Structured Asset Investment Loan Trust Series 2005-9, Class M1, 1-Month LIBOR + 0.42%, 2.21% (A), 11/25/2035	6,000,000	5,962,813
TICP CLO I, Ltd. Series 2015-1A, Class AR, 3-Month LIBOR + 0.80%, 2.77% (A), 07/20/2027 (B)	7,065,121	7,046,292
TICP CLO III, Ltd. Series 2018-3R, Class A, 3-Month LIBOR + 0.84%, 2.81% (A), 04/20/2028 (B)	5,500,000	5,484,127
Tralee CLO, Ltd. Series 2018-5A, Class A1, 3-Month LIBOR + 1.11%, 3.08% (A), 10/20/2028 (B)	7,900,000	7,882,857
Trillium Credit Card Trust II Series 2018-1A, Class A, 1-Month LIBOR + 0.25%, 2.04% (A), 02/27/2023 (B)	11,100,000	11,102,182
U.S. Small Business Administration
Series 2003-20I, Class 1,
5.13%, 09/01/2023	21,318	22,054
Series 2004-20C, Class 1,
4.34%, 03/01/2024	181,079	186,092
Series 2008-20L, Class 1,
6.22%, 12/01/2028	470,005	514,008
Venture XII CLO, Ltd. Series 2012-12A, Class ARR, 3-Month LIBOR + 0.80%, 2.71% (A), 02/28/2026 (B)	6,527,671	6,523,872
Venture XVI CLO, Ltd. Series 2014-16A, Class ARR, 3-Month LIBOR + 0.85%, 2.85% (A), 01/15/2028 (B)	7,000,000	6,987,372
Venture XX CLO, Ltd. Series 2015-20A, Class AR, 3-Month LIBOR + 0.82%, 2.82% (A), 04/15/2027 (B)	4,952,669	4,951,975
Voya CLO, Ltd. Series 2014-3A, Class A1R, 3-Month LIBOR + 0.72%, 2.66% (A), 07/25/2026 (B)	4,188,012	4,189,009
Wachovia Mortgage Loan Trust Series 2005-WMC1, Class M2, 1-Month LIBOR + 0.69%, 2.48% (A), 10/25/2035	1,651,000	1,560,638

	Principal	Value
ASSET-BACKED SECURITIES (continued)
WaMu Asset-Backed Certificates Trust Series 2007-HE2, Class 2A3, 1-Month LIBOR + 0.25%, 2.04% (A), 04/25/2037	$ 4,166,371	$ 2,155,660
Westlake Automobile Receivables Trust Series 2018-3A, Class A2A, 2.98%, 01/18/2022 (B)	2,013,858	2,017,336

Total Asset-Backed Securities (Cost $273,727,437)		287,446,547

CERTIFICATE OF DEPOSIT - 0.5%
Banks - 0.5%
Barclays Bank PLC 3-Month LIBOR + 0.45%, 2.37% (A), 10/15/2020	13,500,000	13,500,000

Total Certificate of Deposit (Cost $13,500,000)		13,500,000

CORPORATE DEBT SECURITIES - 49.7%
Aerospace & Defense - 0.4%
Spirit AeroSystems, Inc. 3.95%, 06/15/2023	4,200,000	4,330,234
United Technologies Corp. 3.65%, 08/16/2023	6,900,000	7,275,408

		11,605,642

Airlines - 0.6%
Continental Airlines Pass-Through Trust 4.15%, 10/11/2025	1,666,192	1,750,733
Delta Air Lines Pass-Through Trust 6.82%, 02/10/2024	6,098,222	6,620,449
JetBlue Pass-Through Trust 2.75%, 11/15/2033	3,600,000	3,645,344
Latam Airlines Pass-Through Trust 4.20%, 08/15/2029	4,527,967	4,662,706

		16,679,232

Auto Components - 0.0% (D)
ZF North America Capital, Inc. 4.50%, 04/29/2022 (B)	800,000	824,761

Automobiles - 0.4%
BMW Finance NV 2.25%, 08/12/2022 (B)	6,700,000	6,726,834
Volkswagen Bank GmbH 1.88%, 01/31/2024, MTN (E)	EUR 2,300,000	2,712,573
Volkswagen International Finance NV 4.00%, 08/12/2020 (B)	$ 1,400,000	1,416,501

		10,855,908

Banks - 15.3%
AIB Group PLC 4.75%, 10/12/2023 (B)	6,600,000	7,095,614
Banco Bilbao Vizcaya Argentaria SA Fixed until 02/18/2020 (F), 6.75% (A) (E)	EUR 3,600,000	4,067,711
Banco Espirito Santo SA
2.63%, 05/08/2017, MTN (E) (G) (H)	1,600,000	305,102
4.00%, 01/21/2019, MTN (E) (G) (H)	800,000	152,551

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Banco Santander SA 3.85%, 04/12/2023	$ 6,800,000	$ 7,093,928
Bank of America Corp.
3-Month LIBOR + 1.00%, 2.94% (A), 04/24/2023	3,800,000	3,841,971
Fixed until 12/20/2022, 3.00% (A), 12/20/2023	16,197,000	16,575,116
4.10%, 07/24/2023	4,100,000	4,373,442
Banque Federative du Credit Mutuel SA 3-Month LIBOR + 0.96%, 2.93% (A), 07/20/2023 (B)	8,000,000	8,109,822
Barclays Bank PLC
7.63%, 11/21/2022	3,100,000	3,483,625
10.18%, 06/12/2021 (B)	5,520,000	6,136,162
Barclays PLC
3-Month LIBOR + 1.63%, 3.63% (A), 01/10/2023	5,200,000	5,265,962
3-Month LIBOR + 2.11%, 4.01% (A), 08/10/2021	5,200,000	5,323,124
Fixed until 09/15/2023 (F), 7.75% (A)	6,500,000	7,101,250
Fixed until 09/15/2022 (F), 7.88% (A) (E)	GBP 3,000,000	4,405,950
BBVA USA 2.50%, 08/27/2024	$ 4,000,000	3,967,754
Citibank, NA 3.05%, 05/01/2020	9,500,000	9,528,584
Citigroup, Inc.
2.70%, 10/27/2022	6,800,000	6,913,204
2.75%, 04/25/2022	8,400,000	8,534,591
2.90%, 12/08/2021	3,700,000	3,760,806
3-Month LIBOR + 1.43%, 3.34% (A), 09/01/2023	4,300,000	4,391,266
Cooperatieve Rabobank UA
3-Month LIBOR + 0.43%, 2.37% (A), 04/26/2021	3,700,000	3,712,739
4.38%, 08/04/2025	7,400,000	8,030,716
Fixed until 06/29/2021 (F), 6.63% (A) (E)	EUR 3,200,000	3,894,542
HSBC Holdings PLC
3-Month LIBOR + 0.65%, 2.54% (A), 09/11/2021	$ 6,500,000	6,514,233
Fixed until 07/04/2029 (F), 4.75% (A), MTN (E)	EUR 5,200,000	6,569,236
ING Bank NV 2.63%, 12/05/2022 (B)	$ 3,600,000	3,673,037
ING Groep NV 4.63%, 01/06/2026 (B)	900,000	1,001,169
Intesa Sanpaolo SpA 4.00%, 09/23/2029 (B) (I)	5,900,000	5,990,622
JPMorgan Chase & Co.
2.40%, 06/07/2021	7,500,000	7,549,469
2.55%, 10/29/2020	800,000	803,639
Fixed until 04/23/2023, 3.56% (A), 04/23/2024	1,100,000	1,146,298
3.90%, 07/15/2025	6,150,000	6,642,473
JPMorgan Chase Bank NA Fixed until 04/26/2020, 3.09% (A), 04/26/2021	17,200,000	17,259,052

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Lloyds Bank PLC
2.25%, 08/14/2022	$ 8,100,000	$ 8,140,179
7.50% (J), 04/02/2032, MTN (E)	9,600,000	7,930,948
Lloyds Banking Group PLC
Fixed until 03/17/2022, 2.86% (A), 03/17/2023	5,400,000	5,474,624
4.05%, 08/16/2023	5,100,000	5,407,896
Fixed until 06/27/2023 (F), 7.63% (A) (E)	GBP 2,500,000	3,712,257
Mitsubishi UFJ Financial Group, Inc.
3.41%, 03/07/2024	$ 5,100,000	5,318,521
3.46%, 03/02/2023 (I)	4,900,000	5,071,368
Mizuho Financial Group, Inc. Fixed until 09/11/2023, 3.92% (A), 09/11/2024	8,100,000	8,510,595
NatWest Markets PLC 0.63%, 03/02/2022, MTN (E)	EUR 5,800,000	6,574,045
Regions Bank Fixed until 08/13/2020, 3.37% (A), 08/13/2021	$ 4,800,000	4,837,107
Royal Bank of Scotland Group PLC
Fixed until 05/15/2022, 3.50% (A), 05/15/2023	5,000,000	5,122,303
3.88%, 09/12/2023	4,200,000	4,401,742
Fixed until 06/25/2023, 4.52% (A), 06/25/2024	5,000,000	5,311,862
Fixed until 08/15/2021 (F), 8.63% (A)	3,800,000	4,075,500
Santander PLC
2.13%, 11/03/2020	4,160,000	4,164,961
3.75%, 11/15/2021	8,100,000	8,378,091
Skandinaviska Enskilda Banken AB
3-Month LIBOR + 0.43%, 2.33% (A), 05/17/2021 (B)	6,700,000	6,714,539
3.25%, 05/17/2021 (B)	6,800,000	6,912,553
Societe Generale SA 4.25%, 09/14/2023 (B)	6,500,000	6,903,848
Standard Chartered PLC Fixed until 01/20/2022, 4.25% (A), 01/20/2023 (B)	6,700,000	6,933,238
Sumitomo Mitsui Banking Corp. 3-Month LIBOR + 0.37%, 2.37% (A), 10/16/2020	7,900,000	7,913,738
Sumitomo Mitsui Financial Group, Inc. 3-Month LIBOR + 1.68%, 3.57% (A), 03/09/2021	6,000,000	6,098,370
Svenska Handelsbanken AB 3.35%, 05/24/2021, MTN	7,000,000	7,138,151
Synchrony Bank 3.65%, 05/24/2021	6,900,000	7,045,381
Toronto-Dominion Bank 3.35%, 10/22/2021 (B)	8,100,000	8,315,026
UniCredit SpA
6.57%, 01/14/2022 (B)	7,000,000	7,518,190
7.83%, 12/04/2023 (B)	12,500,000	14,565,500
Wells Fargo & Co.
2.10%, 07/26/2021	4,000,000	4,005,876
2.63%, 07/22/2022, MTN	5,400,000	5,480,698
3-Month LIBOR + 1.23%, 3.16% (A), 10/31/2023	2,000,000	2,035,580

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Wells Fargo Bank NA
3-Month LIBOR + 0.51%, 2.46% (A), 10/22/2021	$ 5,800,000	$ 5,825,259
3.55%, 08/14/2023	8,000,000	8,384,584
3.63%, 10/22/2021	3,200,000	3,293,462

		400,730,752

Beverages - 0.6%
Constellation Brands, Inc. 4.25%, 05/01/2023	700,000	744,065
Keurig Dr. Pepper, Inc. 4.06%, 05/25/2023	6,700,000	7,066,501
Molson Coors Brewing Co. 2.10%, 07/15/2021	2,400,000	2,402,104
Pernod Ricard SA 4.45%, 01/15/2022 (B)	4,000,000	4,184,684

		14,397,354

Biotechnology - 0.7%
AbbVie, Inc.
2.95%, 11/21/2026 (B)	6,400,000	6,516,248
3.38%, 11/14/2021	8,200,000	8,411,719
3.75%, 11/14/2023	2,700,000	2,842,078

		17,770,045

Capital Markets - 5.2%
Credit Suisse Group AG
Fixed until 09/11/2024, 2.59% (A), 09/11/2025 (B)	6,400,000	6,418,312
3-Month LIBOR + 1.24%, 3.13% (A), 06/12/2024 (B)	6,600,000	6,679,024
Fixed until 06/12/2023, 4.21% (A), 06/12/2024 (B)	6,700,000	7,087,608
Credit Suisse Group Funding Guernsey, Ltd.
3.45%, 04/16/2021	3,700,000	3,763,378
3.75%, 03/26/2025	6,825,000	7,224,618
3.80%, 06/09/2023	5,600,000	5,863,324
3-Month LIBOR + 2.29%, 4.29% (A), 04/16/2021	5,300,000	5,433,253
Deutsche Bank AG
2.70%, 07/13/2020	7,000,000	7,004,932
3.15%, 01/22/2021	8,200,000	8,237,293
3.30%, 11/16/2022	4,500,000	4,546,639
3.38%, 05/12/2021	6,400,000	6,467,477
3.70%, 05/30/2024	8,200,000	8,322,770
4.25%, 10/14/2021	4,100,000	4,216,939
5.00%, 02/14/2022	5,300,000	5,536,145
Goldman Sachs Group, Inc.
3-Month LIBOR + 0.75%, 2.66% (A), 02/23/2023	3,500,000	3,519,606
3-Month LIBOR + 0.78%, 2.71% (A), 10/31/2022	4,900,000	4,933,772
3.75%, 05/22/2025	10,700,000	11,358,619
Morgan Stanley
Fixed until 07/22/2024, 2.72% (A), 07/22/2025, MTN	4,100,000	4,151,834
Fixed until 04/24/2023, 3.74% (A), 04/24/2024	1,800,000	1,880,815

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
UBS AG 2.45%, 12/01/2020 (B)	$ 4,300,000	$ 4,314,681
UBS Group AG
3.00%, 04/15/2021 (B)	11,000,000	11,143,277
4.13%, 09/24/2025 (B)	2,200,000	2,393,704
4.25%, 03/23/2028 (B)	4,900,000	5,355,367

		135,853,387

Chemicals - 0.4%
Sasol Financing USA LLC 5.88%, 03/27/2024	5,300,000	5,739,158
Syngenta Finance NV 4.44%, 04/24/2023 (B)	5,000,000	5,221,824

		10,960,982

Construction & Engineering - 0.1%
Odebrecht Offshore Drilling Finance, Ltd.
6.72%, 12/01/2022 (B)	802,441	786,400
PIK Rate 1.00%, Cash Rate 6.72%, 12/01/2026 (B) (K)	3,561,843	872,687
Odebrecht Oil & Gas Finance, Ltd. Zero Coupon, 01/31/2020 (B) (F)	500,930	3,757

		1,662,844

Consumer Finance - 6.6%
Ally Financial, Inc. 8.00%, 03/15/2020	9,140,000	9,219,975
Altice Financing SA 6.63%, 02/15/2023 (B)	1,000,000	1,017,500
American Express Co.
3.38%, 05/17/2021	6,600,000	6,726,207
3.40%, 02/27/2023	8,300,000	8,618,387
Capital One Financial Corp.
3-Month LIBOR + 0.45%, 2.39% (A), 10/30/2020	7,000,000	7,014,103
2.40%, 10/30/2020	6,900,000	6,921,362
4.25%, 04/30/2025	6,000,000	6,532,918
Daimler Finance North America LLC
2.25%, 03/02/2020 (B)	1,200,000	1,200,297
2.55%, 08/15/2022 (B)	8,000,000	8,060,155
3.35%, 05/04/2021 (B)	6,800,000	6,906,080
3.40%, 02/22/2022 (B)	8,000,000	8,197,155
Ford Motor Credit Co. LLC
3-Month EURIBOR + 0.37%, Zero Coupon (A), 12/01/2021, MTN	EUR 800,000	880,037
3-Month LIBOR + 0.93%, 2.86% (A), 09/24/2020, MTN	$ 14,500,000	14,520,445
3.20%, 01/15/2021	6,500,000	6,536,362
5.60%, 01/07/2022	6,500,000	6,850,242
5.75%, 02/01/2021	6,500,000	6,709,868
General Motors Financial Co., Inc.
3-Month EURIBOR + 0.55%, 0.15% (A), 03/26/2022, MTN (E)	EUR 1,900,000	2,119,210
3-Month LIBOR + 0.85%, 2.86% (A), 04/09/2021	$ 4,100,000	4,108,061
3-Month LIBOR + 0.93%, 2.92% (A), 04/13/2020	8,400,000	8,413,158
3.20%, 07/13/2020	7,000,000	7,032,064
4.20%, 11/06/2021	6,400,000	6,635,460

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Consumer Finance (continued)
Nissan Motor Acceptance Corp. 2.60%, 09/28/2022, MTN (E)	$ 6,130,000	$ 6,138,649
Springleaf Finance Corp. 6.88%, 03/15/2025	5,600,000	6,370,000
Volkswagen Group of America Finance LLC
3-Month LIBOR + 0.77%, 2.67% (A), 11/13/2020 (B)	6,700,000	6,727,007
3-Month LIBOR + 0.86%, 2.79% (A), 09/24/2021 (B)	5,400,000	5,437,775
4.63%, 11/13/2025 (B)	6,700,000	7,417,958
4.75%, 11/13/2028 (B)	6,700,000	7,552,294

		173,862,729

Diversified Financial Services - 2.2%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.30%, 01/23/2023	7,500,000	7,688,266
4.13%, 07/03/2023	5,400,000	5,705,285
Aircastle, Ltd. 5.13%, 03/15/2021	2,400,000	2,479,428
Aviation Capital Group LLC
2.88%, 01/20/2022 (B)	1,100,000	1,107,925
3.88%, 05/01/2023 (B)	3,900,000	4,029,888
4.13%, 08/01/2025 (B)	5,300,000	5,542,208
Mitsubishi UFJ Lease & Finance Co., Ltd. 2.25%, 09/07/2021, MTN (E)	4,100,000	4,095,840
NTT Finance Corp. 1.90%, 07/21/2021, MTN (E)	3,400,000	3,390,254
Tayarra, Ltd. 3.63%, 02/15/2022	2,695,569	2,748,107
Washington Prime Group, LP 6.45%, 08/15/2024 (I)	22,800,000	21,033,000

		57,820,201

Diversified Telecommunication Services - 0.9%
AT&T, Inc.
3-Month LIBOR + 0.75%, 2.66% (A), 06/01/2021	7,900,000	7,946,886
3-Month LIBOR + 0.95%, 2.95% (A), 07/15/2021	7,000,000	7,066,627
3-Month LIBOR + 1.18%, 3.07% (A), 06/12/2024	6,700,000	6,816,257
3.40%, 06/15/2022	2,100,000	2,165,681

		23,995,451

Electric Utilities - 2.3%
Duke Energy Corp. 3.05%, 08/15/2022	7,060,000	7,222,993
Edison International 3.55%, 11/15/2024	3,900,000	3,994,964
Emera US Finance, LP 2.70%, 06/15/2021	1,214,000	1,225,298
Enel Finance International NV 4.25%, 09/14/2023 (B)	1,746,000	1,848,810
Evergy, Inc. 2.45%, 09/15/2024	1,500,000	1,508,906
FirstEnergy Corp. 3.90%, 07/15/2027	3,100,000	3,315,989

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Florida Power & Light Co. 3.70%, 12/01/2047	$ 3,000,000	$ 3,276,327
Jersey Central Power & Light Co. 4.70%, 04/01/2024 (B)	4,700,000	5,125,484
Mississippi Power Co. 3-Month LIBOR + 0.65%, 2.60% (A), 03/27/2020	7,425,000	7,427,774
NextEra Energy Capital Holdings, Inc.
1.95%, 09/01/2022	6,700,000	6,721,218
2.20%, 12/02/2026, MTN	AUD 7,700,000	5,311,963
3.20%, 02/25/2022	$ 6,700,000	6,870,885
Progress Energy, Inc. 4.40%, 01/15/2021	4,400,000	4,486,026
Southern Co. 2.75%, 06/15/2020	1,800,000	1,804,287

		60,140,924

Equity Real Estate Investment Trusts - 2.9%
Alexandria Real Estate Equities, Inc.
3.38%, 08/15/2031	1,300,000	1,351,344
4.30%, 01/15/2026	4,100,000	4,501,214
American Tower Corp. 3.38%, 05/15/2024	7,800,000	8,086,239
AvalonBay Communities, Inc. 3.45%, 06/01/2025, MTN	5,500,000	5,813,787
Boston Properties, LP 3.40%, 06/21/2029	6,500,000	6,792,099
Brandywine Operating Partnership, LP 3.95%, 11/15/2027	2,500,000	2,613,877
CBL & Associates, LP 5.95%, 12/15/2026 (I)	7,100,000	4,260,000
Crown Castle International Corp. 5.25%, 01/15/2023	4,000,000	4,345,257
Digital Realty Trust, LP 3.70%, 08/15/2027	1,600,000	1,695,581
Hudson Pacific Properties, LP 4.65%, 04/01/2029	1,200,000	1,321,071
MPT Operating Partnership, LP / MPT Finance Corp. 2.55%, 12/05/2023	GBP 1,000,000	1,349,772
Sabra Health Care, LP / Sabra Capital Corp. 3.90%, 10/15/2029	$ 900,000	905,130
Service Properties Trust
4.25%, 02/15/2021	1,900,000	1,927,332
4.35%, 10/01/2024	6,500,000	6,679,943
Simon Property Group, LP 2.00%, 09/13/2024	6,800,000	6,767,413
Unibail-Rodamco-Westfield SE 1.00%, 03/14/2025, MTN (E)	EUR 4,900,000	5,716,230
WEA Finance LLC / Westfield UK & Europe Finance PLC 3.25%, 10/05/2020 (B)	$ 4,200,000	4,233,821
Welltower, Inc. 4.25%, 04/15/2028	5,900,000	6,472,004

		74,832,114

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Food Products - 1.2%
Campbell Soup Co. 3.30%, 03/15/2021	$ 2,900,000	$ 2,943,046
Conagra Brands, Inc. 3.80%, 10/22/2021	2,761,000	2,849,249
Kraft Heinz Foods Co. 3.38%, 06/15/2021	8,000,000	8,142,424
Mondelez International Holdings BV 2.00%, 10/28/2021 (B)	2,600,000	2,600,302
Mondelez International, Inc. 3.63%, 05/07/2023	6,800,000	7,130,194
Tyson Foods, Inc. 3-Month LIBOR + 0.45%, 2.34% (A), 08/21/2020	8,800,000	8,808,756

		32,473,971

Gas Utilities - 0.5%
Boston Gas Co. 3.00%, 08/01/2029 (B)	6,150,000	6,296,899
CenterPoint Energy Resources Corp. 3.55%, 04/01/2023	6,900,000	7,143,766

		13,440,665

Health Care Equipment & Supplies - 0.1%
Zimmer Biomet Holdings, Inc. 2.70%, 04/01/2020	2,000,000	2,001,300

Health Care Providers & Services - 0.9%
Centene Corp. 5.38%, 06/01/2026 (B)	700,000	742,875
CVS Health Corp.
2.80%, 07/20/2020	8,100,000	8,123,082
3.50%, 07/20/2022	1,500,000	1,548,648
3.70%, 03/09/2023	5,600,000	5,837,082
4.00%, 12/05/2023	400,000	423,321
HCA, Inc.
5.38%, 09/01/2026	5,300,000	5,902,875
5.88%, 02/01/2029	100,000	115,625

		22,693,508

Hotels, Restaurants & Leisure - 1.2%
Choice Hotels International, Inc. 3.70%, 12/01/2029	2,400,000	2,417,496
GLP Capital, LP / GLP Financing II, Inc. 4.00%, 01/15/2030	6,100,000	6,226,270
Marriott International, Inc. 4.15%, 12/01/2023	7,000,000	7,512,577
Marriott Ownership Resorts, Inc. / ILG LLC 6.50%, 09/15/2026	4,000,000	4,355,000
McDonald’s Corp. 3-Month LIBOR + 0.43%, 2.37% (A), 10/28/2021, MTN	4,000,000	4,012,758
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.50%, 03/01/2025 (B)	6,200,000	6,634,000

		31,158,101

Household Products - 0.2%
Reckitt Benckiser Treasury Services PLC 2.38%, 06/24/2022 (B)	5,400,000	5,440,167

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Industrial Conglomerates - 0.2%
General Electric Co.
0.38%, 05/17/2022	EUR 1,800,000	$ 2,020,366
4.65%, 10/17/2021, MTN	$ 2,300,000	2,398,003

		4,418,369

Insurance - 0.8%
Allstate Corp. 3-Month LIBOR + 0.63%, 2.59% (A), 03/29/2023	5,600,000	5,614,466
Ambac LSNI LLC 3-Month LIBOR + 5.00%, 6.94% (A), 02/12/2023 (B)	5,563,358	5,632,900
American International Group, Inc. 3.75%, 07/10/2025	2,200,000	2,354,762
Jackson National Life Global Funding 2.38%, 09/15/2022 (B)	6,500,000	6,560,254

		20,162,382

Internet & Direct Marketing Retail - 0.0% (D)
Expedia Group, Inc. 3.80%, 02/15/2028	1,200,000	1,227,452

IT Services - 0.3%
PayPal Holdings, Inc. 2.85%, 10/01/2029	6,700,000	6,762,238

Machinery - 0.3%
Westinghouse Air Brake Technologies Corp. 3-Month LIBOR + 1.30%, 3.19% (A), 09/15/2021	6,600,000	6,601,000

Media - 0.4%
Charter Communications Operating LLC / Charter Communications Operating Capital
3-Month LIBOR + 1.65%, 3.56% (A), 02/01/2024	3,500,000	3,600,331
4.46%, 07/23/2022	3,800,000	3,994,443
Discovery Communications LLC 2.80%, 06/15/2020	500,000	501,298
Time Warner Cable LLC 4.00%, 09/01/2021	2,400,000	2,455,964

		10,552,036

Oil, Gas & Consumable Fuels - 0.5%
BP Capital Markets America, Inc. 3.79%, 02/06/2024 (I)	1,600,000	1,702,860
Enbridge, Inc. 3-Month LIBOR + 0.70%, 2.59% (A), 06/15/2020	5,300,000	5,308,798
Petrobras Global Finance BV 5.09%, 01/15/2030 (B)	2,873,000	3,078,448
Petroleos Mexicanos 6.84%, 01/23/2030 (B)	3,100,000	3,305,654

		13,395,760

Pharmaceuticals - 1.4%
Allergan Funding SCS 3.45%, 03/15/2022	300,000	306,889
Allergan Sales LLC 5.00%, 12/15/2021 (B)	1,200,000	1,255,116

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals (continued)
Bayer US Finance II LLC
3.50%, 06/25/2021 (B)	$ 2,000,000	$ 2,036,486
3.88%, 12/15/2023 (B)	13,800,000	14,486,968
4.25%, 12/15/2025 (B)	3,800,000	4,101,150
Bristol-Myers Squibb Co.
2.25%, 08/15/2021 (B)	3,800,000	3,823,763
3.25%, 08/15/2022 (B)	3,000,000	3,099,988
Shire Acquisitions Investments Ireland DAC 2.40%, 09/23/2021	900,000	905,119
Teva Pharmaceutical Finance II BV
1.25%, 03/31/2023 (E)	EUR 2,800,000	2,919,336
3.25%, 04/15/2022	3,800,000	4,303,380

		37,238,195

Road & Rail - 0.3%
Avolon Holdings Funding, Ltd.
5.25%, 05/15/2024 (B)	$ 2,400,000	2,619,792
5.50%, 01/15/2023 (B)	1,700,000	1,832,736
Park Aerospace Holdings, Ltd. 5.25%, 08/15/2022 (B)	3,400,000	3,622,360

		8,074,888

Semiconductors & Semiconductor Equipment - 1.2%
Broadcom Corp. / Broadcom Cayman Finance, Ltd.
3.00%, 01/15/2022	5,959,000	6,047,158
3.63%, 01/15/2024	5,000,000	5,182,124
Broadcom, Inc. 3.13%, 10/15/2022 (B)	5,300,000	5,399,626
Microchip Technology, Inc. 3.92%, 06/01/2021	4,600,000	4,704,331
NXP BV / NXP Funding LLC 4.13%, 06/01/2021 (B)	10,200,000	10,457,935

		31,791,174

Software - 0.3%
VMware, Inc. 2.95%, 08/21/2022	7,100,000	7,234,604

Technology Hardware, Storage & Peripherals - 0.3%
Dell International LLC / EMC Corp. 5.45%, 06/15/2023 (B)	6,500,000	7,050,806

Tobacco - 0.5%
BAT Capital Corp. 3.56%, 08/15/2027	3,400,000	3,471,489
Imperial Brands Finance PLC 2.95%, 07/21/2020 (B)	6,200,000	6,217,492
JT International Financial Services BV 3.50%, 09/28/2023, MTN (E)	4,500,000	4,660,521

		14,349,502

Trading Companies & Distributors - 0.4%
Air Lease Corp.
3.88%, 04/01/2021	1,800,000	1,836,917
4.25%, 02/01/2024, MTN	5,000,000	5,364,682
BOC Aviation, Ltd. 4.00%, 01/25/2024, MTN (E)	2,000,000	2,089,235

		9,290,834

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Wireless Telecommunication Services - 0.1%
Sprint Corp. 7.13%, 06/15/2024	$ 200,000	$ 215,750
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC 3.36%, 03/20/2023 (B)	3,150,000	3,178,035

		3,393,785

Total Corporate Debt Securities (Cost $1,273,586,319)		1,300,743,063

FOREIGN GOVERNMENT OBLIGATIONS - 5.8%
Brazil - 2.2%
Brazil Letras do Tesouro Nacional Zero Coupon, 04/01/2020 -07/01/2020	BRL 235,100,000	57,694,607

Japan - 1.1%
Japan Bank for International Cooperation 2.88%, 07/21/2027	$ 8,500,000	8,884,837
Japan Finance Organization for Municipalities
2.63%, 04/20/2022 (B)	8,400,000	8,517,331
3.38%, 09/27/2023 (B)	10,500,000	10,999,509

		28,401,677

Kuwait - 0.1%
Kuwait International Government Bond 2.75%, 03/20/2022 (E)	1,300,000	1,319,617

Qatar - 0.6%
Qatar Government International Bond
4.50%, 04/23/2028 (E)	7,300,000	8,358,646
5.10%, 04/23/2048 (E)	6,900,000	8,860,248

		17,218,894

Spain - 1.8%
Spain Government Bond
1.40%, 07/30/2028 (E)	EUR 11,000,000	13,425,196
1.45%, 04/30/2029 (E)	7,400,000	9,069,213
1.85%, 07/30/2035 (E)	4,500,000	5,773,088
0.60%, 10/31/2029, MTN (E)	17,500,000	19,883,209

		48,150,706

Total Foreign Government Obligations (Cost $147,998,914)		152,785,501

LOAN ASSIGNMENT - 0.2%
Hotels, Restaurants & Leisure - 0.2%
Wyndham Hotels & Resorts, Inc. Term Loan B, 1-Month LIBOR + 1.75%, 3.55% (A), 05/30/2025	$ 4,246,250	4,263,498

Total Loan Assignment (Cost $4,246,250)		4,263,498

MORTGAGE-BACKED SECURITIES - 7.9%
Adjustable Rate Mortgage Trust
Series 2005-10, Class 1A21,
4.12% (A), 01/25/2036	108,400	101,450
Series 2005-4, Class 1A1,
3.07% (A), 08/25/2035	82,133	64,129

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Adjustable Rate Mortgage Trust (continued)
Series 2005-5, Class 2A1,
6.05% (A), 09/25/2035	$ 66,431	$ 64,310
Alternative Loan Trust
Series 2003-J3, Class 2A1,
6.25%, 12/25/2033	23,277	23,913
Series 2005-14, Class 2A1,
1-Month LIBOR + 0.21%, 2.00% (A), 05/25/2035	142,522	136,074
Series 2005-56, Class 5A2,
1-Month LIBOR + 0.77%, 2.56% (A), 11/25/2035	325,719	311,941
Series 2005-62, Class 2A1,
12-MTA + 1.00%, 3.24% (A), 12/25/2035	12,854	11,680
Series 2005-80CB, Class 1A1,
6.00%, 02/25/2036	3,626,552	3,454,030
Series 2005-J12, Class 2A1,
1-Month LIBOR + 0.54%, 2.33% (A), 08/25/2035	3,931,564	2,593,357
Series 2006-OA12, Class A1B,
1-Month LIBOR + 0.19%, 1.95% (A), 09/20/2046	2,316,748	2,026,935
Series 2006-OA21, Class A1,
1-Month LIBOR + 0.19%, 1.95% (A), 03/20/2047	1,944,273	1,671,992
Series 2007-9T1, Class 1A10,
6.00%, 05/25/2037	864,446	594,216
Series 2007-HY4, Class 1A1,
3.87% (A), 06/25/2037	1,172,279	1,021,242
American Home Mortgage Assets Trust Series 2007-1, Class A1, 12-MTA + 0.70%, 2.94% (A), 02/25/2047	3,367,322	2,034,092
Ashford Hospitality Trust Series 2018-AHT1, Class A, 1-Month LIBOR + 1.00%, 2.74% (A), 05/15/2035 (B)	7,500,000	7,490,417
Banc of America Funding Trust
Series 2005-D, Class A1,
4.67% (A), 05/25/2035	2,141,809	2,183,564
Series 2006-D, Class 5A1,
4.35% (A), 05/20/2036	213,858	202,402
Series 2006-J, Class 4A1,
4.32% (A), 01/20/2047	43,318	42,004
BBCMS Trust Series 2015-STP, Class A, 3.32%, 09/10/2028 (B)	4,390,117	4,410,889
BCAP LLC Trust Series 2013-RR12, Class 1A3, 1-Month LIBOR + 0.50%, 2.21% (A), 05/26/2035 (B)	40,487	40,057
Bear Stearns Alt-A Trust
Series 2005-8, Class 21A1,
4.16% (A), 10/25/2035	1,672,646	1,599,815
Series 2006-6, Class 31A1,
4.48% (A), 11/25/2036	2,765,755	2,548,288
Series 2006-6, Class 32A1,
3.82% (A), 11/25/2036	544,981	449,502

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Bear Stearns Alt-A Trust (continued)
Series 2006-8, Class 3A1,
1-Month LIBOR + 0.16%, 1.95% (A), 02/25/2034	$ 277,145	$ 266,792
Series 2006-R1, Class 2E21,
3.77% (A), 08/25/2036	499,457	423,445
Bear Stearns ARM Trust
Series 2003-5, Class 2A1,
4.39% (A), 08/25/2033	219,913	218,953
Series 2003-8, Class 2A1,
4.15% (A), 01/25/2034	20,228	21,031
Series 2003-8, Class 4A1,
4.28% (A), 01/25/2034	58,534	59,948
Series 2003-9, Class 2A1,
4.25% (A), 02/25/2034	33,598	34,571
Series 2004-10, Class 22A1,
4.34% (A), 01/25/2035	67,943	68,897
Series 2006-4, Class 1A1,
4.68% (A), 10/25/2036	103,189	101,248
Bear Stearns Structured Products, Inc. Trust
Series 2007-R6, Class 1A1,
4.00% (A), 01/26/2036	213,801	190,718
Series 2007-R6, Class 2A1,
3.65% (A), 12/26/2046	176,736	151,777
Business Mortgage Finance 7 PLC Series 7X, Class A1, 3-Month GBP LIBOR + 1.00%, 2.79% (A), 02/15/2041 (E)	GBP 1,640,271	2,152,005
CHL Mortgage Pass-Through Trust
Series 2004-12, Class 11A1,
3.88% (A), 08/25/2034	$ 14,977	14,367
Series 2005-HY10, Class 5A1,
3.50% (A), 02/20/2036	72,522	62,899
Series 2006-OA5, Class 2A2,
1-Month LIBOR + 0.30%, 2.09% (A), 04/25/2046	22,578	1,230
Citigroup Commercial Mortgage Trust Series 2016-P5, Class AAB, 2.84%, 10/10/2049	7,200,000	7,321,962
Citigroup Mortgage Loan Trust, Inc.
Series 2005-6, Class A1,
1-Year CMT + 2.10%, 3.84% (A), 09/25/2035	123,172	123,322
Series 2005-6, Class A2,
1-Year CMT + 2.15%, 4.55% (A), 09/25/2035	77,492	77,776
Credit Suisse First Boston Mortgage Securities Corp. Series 2003-AR15, Class 2A1, 4.03% (A), 06/25/2033	172,375	172,970
CSMC Trust Series 2008-3R, Class 1A2, 4.00% (A), 07/26/2037 (B)	805,586	698,581
DBGS Mortgage Trust Series 2019-1735, Class A, 3.84%, 04/10/2037 (B)	6,500,000	6,958,023
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2005-AR1, Class 2A1, 3.30% (A), 08/25/2035	70,827	67,354

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Eurosail PLC Series 2007-3X, Class A3C, 3-Month GBP LIBOR + 0.95%, 1.73% (A), 06/13/2045 (E)	GBP 1,615,400	$ 2,119,818
First Horizon Mortgage Pass-Through Trust Series 2005-AR3, Class 2A1, 4.66% (A), 08/25/2035	$ 22,928	19,110
GS Mortgage Securities Corp. Trust Series 2016-RENT, Class A, 3.20%, 02/10/2029 (B)	6,000,000	6,033,472
GS Mortgage Securities Trust
Series 2016-GS3, Class AAB,
2.78%, 10/10/2049	4,400,000	4,478,258
Series 2016-GS3, Class WMA,
3.60% (A), 10/10/2049 (B)	2,000,000	2,046,251
GSR Mortgage Loan Trust
Series 2004-12, Class 1A1,
1-Month LIBOR + 0.34%, 2.13% (A), 12/25/2034	196,402	191,496
Series 2005-8F, Class 2A6,
5.50%, 11/25/2035	2,960,401	2,970,565
Series 2005-AR6, Class 2A1,
4.27% (A), 09/25/2035	97,679	100,124
Series 2006-AR1, Class 2A1,
3.96% (A), 01/25/2036	2,130	2,165
HarborView Mortgage Loan Trust Series 2006-7, Class 2A1A, 1-Month LIBOR + 0.20%, 1.96% (A), 09/19/2046	263,751	244,348
Hawksmoor Mortgages Series 2019-1A, Class A, SONIA + 1.05%, 1.76% (A), 05/25/2053 (B)	GBP 24,437,632	32,443,271
Hilton USA Trust Series 2016-SFP, Class A, 2.83%, 11/05/2035 (B)	$ 8,600,000	8,599,500
IndyMac INDX Mortgage Loan Trust
Series 2006-AR35, Class 2A1A,
1-Month LIBOR + 0.17%, 1.96% (A), 01/25/2037	5,633,488	5,451,473
Series 2006-R1, Class A3,
3.52% (A), 12/25/2035	2,835,497	2,649,578
MASTR Alternative Loan Trust Series 2006-2, Class 2A1, 1-Month LIBOR + 0.40%, 2.19% (A), 03/25/2036	220,574	32,760
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C20, Class ASB,
3.07%, 02/15/2048	6,000,000	6,122,250
Series 2015-C27, Class ASB,
3.56%, 12/15/2047	5,300,000	5,508,832
Morgan Stanley Mortgage Loan Trust Series 2007-14AR, Class 1A3, 4.22% (A), 10/25/2037	897,938	847,440
NACC Reperforming Loan REMIC Trust Series 2004-R1, Class A1, 6.50%, 03/25/2034 (B)	348,912	343,409

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
RALI Trust
Series 2005-QA13, Class 2A1,
4.63% (A), 12/25/2035	$ 1,579,722	$ 1,439,600
Series 2005-QO3, Class A1,
1-Month LIBOR + 0.80%, 2.59% (A), 10/25/2045	177,838	163,904
Series 2007-QO2, Class A1,
1-Month LIBOR + 0.15%, 1.94% (A), 02/25/2047	3,504,138	1,944,531
Reperforming Loan REMIC Trust
Series 2003-R4, Class 2A,
4.93% (A), 01/25/2034 (B)	280,835	278,593
Series 2004-R1, Class 2A,
6.50%, 11/25/2034 (B)	132,890	132,761
Series 2005-R2, Class 1AF1,
1-Month LIBOR + 0.34%, 2.13% (A), 06/25/2035 (B)	280,453	269,902
Series 2006-R1, Class AF1,
1-Month LIBOR + 0.34%, 2.13% (A), 01/25/2036 (B)	2,702,144	2,639,100
Residential Asset Securitization Trust Series 2007-A2, Class 2A2, 6.50%, 04/25/2037	3,818,106	1,717,421
RFMSI Trust
Series 2003-S9, Class A1,
6.50%, 03/25/2032	2,978	3,074
Series 2005-SA4, Class 1A21,
4.34% (A), 09/25/2035	382,683	314,208
RMAC Securities No. 1 PLC Series 2007-NS1X, Class A2B, 3-Month LIBOR + 0.15%, 2.04% (A), 06/12/2044 (E)	6,886,227	6,488,768
Sequoia Mortgage Trust
Series 2004-12, Class A1,
1-Month LIBOR + 0.54%, 2.30% (A), 01/20/2035	399,196	391,735
Series 2010, Class 2A1,
1-Month LIBOR + 0.76%, 2.52% (A), 10/20/2027	7,787	7,574
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-12, Class 3A1,
4.16% (A), 09/25/2034	44,620	45,339
Series 2004-20, Class 3A1,
3.84% (A), 01/25/2035	56,796	57,230
Series 2005-1, Class 1A1,
4.08% (A), 02/25/2035	187,113	190,194
Series 2005-17, Class 3A1,
4.24% (A), 08/25/2035	33,346	33,782
Series 2005-18, Class 3A1,
4.16% (A), 09/25/2035	885,686	758,271
Series 2006-8, Class 1A2,
3.71% (A), 09/25/2036	2,713,649	2,221,034
Structured Asset Mortgage Investments II Trust
Series 2005-AR5, Class A1,
1-Month LIBOR + 0.25%, 2.01% (A), 07/19/2035	43,789	43,458

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Structured Asset Mortgage Investments II Trust (continued)
Series 2005-AR5, Class A2,
1-Month LIBOR + 0.25%, 2.01% (A), 07/19/2035	$ 27,082	$ 26,697
Series 2005-AR5, Class A3,
1-Month LIBOR + 0.25%, 2.01% (A), 07/19/2035	70,371	69,951
Series 2005-AR8, Class A1A,
1-Month LIBOR + 0.28%, 2.07% (A), 02/25/2036	136,752	131,511
Structured Asset Mortgage Investments Trust Series 2002-AR3, Class A1, 1-Month LIBOR + 0.66%, 2.42% (A), 09/19/2032	9,742	9,633
Towd Point Mortgage Funding Series 2019-A13A, Class A1, SONIA + 0.90%, 0.00% (A), 07/20/2045 (B)	GBP 23,100,000	30,579,132
Towd Point Mortgage Funding PLC Series 2019-GR4A, Class A1, 3-Month GBP LIBOR + 1.03%, 1.82% (A), 10/20/2051 (B)	13,778,372	18,314,323
WaMu Mortgage Pass-Through Certificates Trust
Series 2003-AR9, Class 2A,
4.40% (A), 09/25/2033	$ 653,672	664,960
Series 2005-AR13, Class A1A1,
1-Month LIBOR + 0.29%, 2.08% (A), 10/25/2045	1,717,177	1,689,384
Series 2006-AR10, Class 1A1,
3.71% (A), 09/25/2036	521,924	502,801
Series 2006-AR7, Class 2A,
12-MTA + 0.98%, 3.22% (A), 07/25/2046	117,436	111,560
Series 2007-HY1, Class 1A1,
3.87% (A), 02/25/2037	278,582	258,623
Series 2007-HY4, Class 2A2,
3.47% (A), 04/25/2037	2,204,401	2,061,000

Total Mortgage-Backed Securities (Cost $199,155,373)		206,028,342

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.2%
California - 0.1%
Metropolitan Water District of Southern California, Revenue Bonds, Series A, 6.95%, 07/01/2040	3,000,000	3,072,810

Illinois - 0.1%
State of Illinois, General Obligation Unlimited, 6.63%, 02/01/2035	2,000,000	2,345,080

Kentucky - 0.0% (D)
Kentucky State Property & Building Commission, Revenue Bonds, Series C, 4.40%, 11/01/2020	600,000	610,944

Total Municipal Government Obligations (Cost $6,075,955)		6,028,834

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - 50.7%
Federal Home Loan Mortgage Corp.
3.50%, 03/01/2048 - 08/01/2049	$ 3,230,288	$ 3,378,794
12-Month LIBOR + 1.35%, 3.76% (A), 09/01/2035	34,655	35,851
4.00%, 12/01/2047 - 01/01/2049	14,238,675	14,857,141
12-Month LIBOR + 1.87%, 4.17% (A), 09/01/2035	195,205	203,403
1-Year CMT + 2.22%, 4.67% (A), 08/01/2023	7,085	7,257
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Interest Only STRIPS 1.24% (A), 08/25/2022	16,827,271	469,043
Federal Home Loan Mortgage Corp. REMIC
1-Month LIBOR + 0.35%, 2.09% (A), 12/15/2029	15,236	15,178
1-Month LIBOR + 0.40%, 2.14% (A), 06/15/2041	4,595,374	4,586,221
Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates
12-MTA + 1.20%, 3.44% (A), 10/25/2044	579,709	587,830
12-MTA + 1.40%, 3.64% (A), 07/25/2044	279,536	284,812
6.50%, 07/25/2043	42,264	49,935
Federal National Mortgage Association
3.00%, 08/01/2049	3,171,642	3,226,056
12-Month LIBOR + 1.36%, 3.48% (A), 12/01/2034	4,138	4,277
3.50%, 04/01/2045 - 05/01/2049	7,429,888	7,787,625
12-MTA + 1.20%, 3.53% (A), 06/01/2043	66,547	67,028
6-Month LIBOR + 1.75%, 3.75% (A), 05/01/2035	50,650	51,684
6-Month LIBOR + 1.38%, 3.75% (A), 08/01/2035	212,612	218,652
4.00%, 12/01/2040 - 03/01/2049	60,547,404	63,097,485
1-Year CMT + 1.81%, 4.07% (A), 08/01/2035	7,251	7,537
6-Month LIBOR + 1.61%, 4.11% (A), 08/01/2036	46,089	47,701
1-Year CMT + 2.04%, 4.12% (A), 09/01/2035	265,220	274,284
1-Year CMT + 2.18%, 4.18% (A), 10/01/2035	3,436	3,602
1-Year CMT + 2.22%, 4.47% (A), 01/01/2028	13,403	14,031
4.50%, 07/01/2041 - 11/01/2048	14,442,482	15,269,789
1-Year CMT + 2.16%, 4.53% (A), 07/01/2032	3,082	3,141
1-Year CMT + 2.24%, 4.62% (A), 01/01/2036	2,453,744	2,587,752
5.00%, 12/01/2022 - 06/01/2037	167,663	178,202
5.50%, 01/01/2025 - 09/01/2027	73,236	76,717
Federal National Mortgage Association REMIC 1-Month LIBOR + 0.45%, 2.23% (A), 09/25/2046	3,149,275	3,149,091

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association
1-Month LIBOR + 0.37%, 2.14% (A), 06/20/2061 - 10/20/2066	$ 805,466	$ 804,788
1-Month LIBOR + 0.58%, 2.35% (A), 06/20/2065	4,465,874	4,455,545
1-Month LIBOR + 0.60%, 2.37% (A), 04/20/2065 - 10/20/2065	39,136,636	39,088,968
1-Month LIBOR + 0.62%, 2.39% (A), 09/20/2065	5,450,846	5,446,479
1-Month LIBOR + 0.68%, 2.45% (A), 03/20/2062	9,654	9,671
1-Month LIBOR + 0.70%, 2.47% (A), 10/20/2065	235,183	235,508
1-Month LIBOR + 0.75%, 2.52% (A), 08/20/2067	3,381,465	3,406,675
1-Month LIBOR + 0.77%, 2.54% (A), 10/20/2066	7,177,997	7,212,728
1-Month LIBOR + 0.78%, 2.55% (A), 09/20/2066	10,259,540	10,310,265
1-Month LIBOR + 0.80%, 2.57% (A), 06/20/2066	5,464,367	5,496,688
1-Month LIBOR + 0.95%, 2.72% (A), 12/20/2066	2,686,680	2,716,550
12-Month LIBOR + 0.80%, 2.92% (A), 09/20/2067	4,816,330	4,882,028
3.00%, TBA (L)	23,000,000	23,614,305
3.50%, TBA (L)	93,300,000	96,197,403
4.00%, 10/20/2044 - 06/20/2049	20,843,419	21,736,804
4.00%, TBA (L)	326,700,000	338,248,222
4.50%, 06/20/2048 - 06/20/2049	41,145,735	43,153,741
4.50%, TBA (L)	35,900,000	37,599,641
5.00%, 08/20/2048 - 06/20/2049	16,758,220	17,697,298
5.00%, TBA (L)	62,175,000	65,458,617
Uniform Mortgage-Backed Security
3.00%, TBA (L)	213,900,000	216,738,417
3.50%, TBA (L)	221,620,000	227,874,575
4.00%, TBA (L)	22,700,000	23,618,142
5.00%, TBA (L)	11,000,000	11,354,922

Total U.S. Government Agency Obligations (Cost $1,326,871,677)		1,327,898,099

U.S. GOVERNMENT OBLIGATIONS - 29.7%
U.S. Treasury - 21.4%
U.S. Treasury Bond
2.75%, 08/15/2042 - 11/15/2042 (M)	27,300,000	29,203,195
2.88%, 05/15/2043 - 08/15/2045 (M)	25,800,000	28,214,696
3.00%, 11/15/2044 - 05/15/2045 (M)	62,300,000	69,666,699
3.13%, 02/15/2043 - 08/15/2044 (M)	59,400,000	67,702,148
3.38%, 05/15/2044 (M)	35,800,000	42,456,563
3.63%, 08/15/2043 - 02/15/2044 (M)	24,100,000	29,639,097
3.75%, 11/15/2043 (M)	12,400,000	15,538,266
4.25%, 05/15/2039 (M)	2,000,000	2,636,094
4.38%, 11/15/2039 - 05/15/2040	1,800,000	2,417,227
4.50%, 08/15/2039 (M)	3,100,000	4,213,699
4.63%, 02/15/2040	1,100,000	1,523,242
U.S. Treasury Note
1.75%, 09/30/2022 (N) (O) (P)	5,600,000	5,622,531
1.75%, 06/30/2024 (M)	19,600,000	19,662,016

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Note (continued)
1.88%, 07/31/2022 (M) (N) (O) (P)	$ 32,500,000	$ 32,729,785
1.88%, 08/31/2022 (M) (N) (O) (P) (Q)	16,300,000	16,419,703
2.00%, 10/31/2022 (P)	200,000	202,195
2.13%, 09/30/2024 (M) (P)	65,900,000	67,218,000
2.25%, 10/31/2024 (M) (P)	14,500,000	14,879,492
2.25%, 08/15/2027 (M) (O) (P)	81,200,000	83,518,641
2.63%, 02/15/2029 (M)	26,300,000	27,892,383

		561,355,672

U.S. Treasury Inflation-Protected Securities - 8.3%
U.S. Treasury Inflation-Indexed Bond
0.75%, 02/15/2042	13,893,482	14,429,475
0.75%, 02/15/2045 (M)	1,202,047	1,246,536
0.88%, 01/15/2029 - 02/15/2047 (M)	55,927,344	59,495,988
1.00%, 02/15/2048 - 02/15/2049 (M)	16,241,154	17,978,968
1.38%, 02/15/2044 (M)	3,312,390	3,906,073
U.S. Treasury Inflation-Indexed Note
0.13%, 04/15/2022 (M) (N) (O)	29,944,513	29,900,308
0.38%, 01/15/2027	8,096,128	8,218,968
0.63%, 01/15/2026 (M)	12,454,155	12,835,792
0.75%, 07/15/2028 (M)	65,096,390	68,482,688

		216,494,796

Total U.S. Government Obligations (Cost $737,058,519)		777,850,468

	Shares	Value
OTHER INVESTMENT COMPANY - 1.1%
Securities Lending Collateral - 1.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.56% (R)	29,011,215	29,011,215

Total Other Investment Company (Cost $29,011,215)		29,011,215

	Principal	Value
REPURCHASE AGREEMENT - 0.9%
Fixed Income Clearing Corp., 0.85% (R), dated 12/31/2019, to be repurchased at $24,400,158 on 01/02/2020. Collateralized by a U.S. Government Obligation, 2.75%, due 09/15/2021, and with a value of $24,889,104.	$ 24,399,005	24,399,005

Total Repurchase Agreement (Cost $24,399,005)		24,399,005

Total Investments Excluding Options Purchased (Cost $4,035,630,664)		4,129,954,572
Total Options Purchased - 0.0% (D) (Cost $40,437)		4,702

Total Investments Before Securities Sold Short (Cost $4,035,671,101)		4,129,959,274

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value
TBA SHORT COMMITMENT - (0.5)%
U.S. GOVERNMENT AGENCY OBLIGATION - (0.5)%
Uniform Mortgage-Backed Security 4.50%, TBA (L)	$ (13,900,000)	$ (14,642,781)

Total TBA Short Commitment (Proceeds $(14,623,234))		(14,642,781)

Net Other Assets (Liabilities), Net of Securities Sold Short - (57.2)%		(1,498,212,939)

Net Assets - 100.0%		$ 2,617,103,554

	Face Value	Value Including Accrued Interest
REVERSE REPURCHASE AGREEMENTS - (17.6)%

Bank of Montreal, 1.91% (R), dated 11/21/2019, to be repurchased at $(60,956,945) on 02/21/2020. Collateralized by U.S. Government Obligations, 2.75% - 3.63%, due 11/15/2042 - 11/15/2044, and with a total value of $(60,795,467).

	$ (60,660,853)	$ (60,792,807)
Bank of Montreal, 1.99% (R), dated 10/08/2019, to be repurchased at $(24,003,892) on 01/07/2020. Collateralized by U.S. Government Obligations, 2.75% - 3.63%, due 11/15/2042 - 11/15/2044, and with a total value of $(22,789,814).	(23,883,750)	(23,995,971)
Bank of Montreal, 2.10% (R), dated 12/13/2019, to be repurchased at $(24,383,013) on 01/13/2020. Collateralized by U.S. Government Obligations, 2.63% - 3.63%, due 02/15/2029 - 02/15/2044, and with a total value of $(25,053,335).	(24,339,000)	(24,365,976)
Bank of Nova Scotia, 1.79% (R), dated 11/04/2019, to be repurchased at $(101,179,565) on 01/13/2020. Collateralized by U.S. Government Obligations, 3.00% - 4.50%, due 08/15/2039 - 05/15/2045, and with a total value of $(100,557,413).	(100,828,625)	(101,119,404)
Royal Bank of Canada, 1.87% (R), dated 11/07/2019, to be repurchased at $(69,431,410) on 02/26/2020. Collateralized by U.S. Government Obligations, 2.25% - 3.63%, due 08/15/2027 - 08/15/2043, and with a total value of $(68,892,801).	(69,033,375)	(69,230,600)

	Face Value	Value Including Accrued Interest
REVERSE REPURCHASE AGREEMENTS (continued)

Royal Bank of Canada, 1.90% (R), dated 11/12/2019, to be repurchased at $(132,564,424) on 02/26/2020. Collateralized by U.S. Government Obligations, 1.75% - 2.25%, due 07/31/2022 - 08/15/2027, and with a total value of $(132,088,175).

	$ (131,828,856)	$ (132,175,822)
Standard Chartered Bank, 1.87% (R), dated 11/25/2019, to be repurchased at $(10,790,775) on 01/29/2020. Collateralized by U.S. Government Obligations, 2.25% - 4.25%, due 10/31/2024 - 11/15/2042, and with a total value of $(10,767,303).	(10,754,464)	(10,775,133)
Standard Chartered Bank, 1.88% (R), dated 11/25/2019, to be repurchased at $(10,656,049) on 01/29/2020. Collateralized by U.S. Government Obligations, 2.75% - 4.25%, due 05/15/2039 - 08/15/2042, and with a total value of $(10,485,481).	(10,620,000)	(10,640,520)
Standard Chartered Bank, 1.88% (R), dated 11/22/2019, to be repurchased at $(2,590,691) on 02/28/2020. Collateralized by U.S. Government Obligations, 3.75% - 4.25%, due 05/15/2039 - 11/15/2043, and with a total value of $(2,542,705).	(2,577,500)	(2,582,517)
Standard Chartered Bank, 1.88% (R), dated 11/25/2019, to be repurchased at $(25,527,501) on 02/28/2020. Collateralized by U.S. Government Obligations, 1.88% - 4.25%, due 08/31/2022 - 11/15/2043, and with a total value of $(25,375,730).	(25,401,481)	(25,450,929)

Total Reverse Repurchase Agreements	$ (459,927,904)	$ (461,129,679)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

EXCHANGE-TRADED OPTIONS PURCHASED:

Description	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Call - U.S. Treasury Note Futures	USD	195.00	02/21/2020	USD	77,643,180	498	$ 4,284	$ 498
Call - U.S. Treasury Note Futures	USD	197.00	02/21/2020	USD	66,105,840	424	3,646	424
Put - 5-Year U.S. Treasury Note Futures	USD	105.13	02/21/2020	USD	20,903,500	97	834	97
Put - 5-Year U.S. Treasury Note Futures	USD	110.00	02/21/2020	USD	119,677,490	1,009	8,677	1,009
Put - 5-Year U.S. Treasury Note Futures	USD	110.75	02/21/2020	USD	117,423,900	990	8,514	990
Put - 5-Year U.S. Treasury Note Futures	USD	111.00	02/21/2020	USD	158,225,740	1,334	11,472	1,334
Put - 10-Year U.S. Treasury Note Futures	USD	117.50	02/21/2020	USD	44,947,000	350	3,010	350

Total							$ 40,437	$ 4,702

EXCHANGE-TRADED OPTIONS WRITTEN:

Description	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums (Received)	Value
Call - 10-Year U.S. Treasury Note Futures	USD	130.00	01/24/2020	USD	230,000	230	$ (71,588)	$ (17,969)

CENTRALLY CLEARED SWAP AGREEMENTS:

Credit Default Swap Agreements on Corporate and Sovereign Issues - Sell Protection (S)
Reference Obligation	Fixed Rate Receivable	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019 (V)	Notional Amount (T)		Value (U)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
General Electric Co., 2.70%, 10/09/2022	1.00%	Quarterly	12/20/2023	0.66%	USD	3,600,000	$48,972	$(107,795)	$156,767
General Electric Co., 2.70%, 10/09/2022	1.00	Quarterly	06/20/2024	0.78	USD	4,500,000	49,461	(77,860)	127,321
General Electric Co., 2.70%, 10/09/2022	1.00	Quarterly	12/20/2024	0.87	USD	2,400,000	16,812	(36,764)	53,576
MetLife, Inc., 4.75%, 02/08/2021	1.00	Quarterly	12/20/2021	0.16	USD	4,500,000	75,885	54,869	21,016
Tesco PLC, 6.00%, 12/14/2029	1.00	Quarterly	06/20/2022	0.34	EUR	9,700,000	191,033	24,590	166,443

Total							$382,163	$(142,960)	$525,123

Credit Default Swap Agreements on Credit Indices - Sell Protection (S)
Reference Obligation	Fixed Rate Receivable	Payment Frequency	Maturity Date	Notional Amount (T)		Value (U)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North America Investment Grade Index -Series 31	1.00%	Quarterly	12/20/2023	USD	6,000,000	$(153,356)	$(84,752)	$(68,604)

Interest Rate Swap Agreements
Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	Receive	2.80%	Quarterly/ Semi-Annually	08/22/2023	USD	45,600,000	$2,156,246	$(673)	$2,156,919
6-Month GBP-LIBOR	Pay	0.75	Semi-Annually	03/18/2050	GBP	13,600,000	1,721,612	327,622	1,393,990
6-Month GBP-LIBOR	Pay	1.00	Semi-Annually	06/17/2050	GBP	12,200,000	481,372	223,387	257,985
6-Month JPY-LIBOR	Receive	0.00	Semi-Annually	09/24/2026	JPY	995,000,000	(93,296)	1,316	(94,612)
6-Month JPY-LIBOR	Receive	0.00	Semi-Annually	10/22/2038	JPY	320,000,000	(388)	(176,361)	175,973
6-Month JPY-LIBOR	Receive	0.06	Semi-Annually	09/18/2026	JPY	2,180,000,000	(153,738)	(939)	(152,799)
6-Month JPY-LIBOR	Receive	0.06	Semi-Annually	09/19/2026	JPY	818,000,000	(58,003)	—	(58,003)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

CENTRALLY CLEARED SWAP AGREEMENTS (continued):

Interest Rate Swap Agreements (continued)
Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
6-Month JPY-LIBOR	Receive	0.06%	Semi-Annually	09/19/2026	JPY	818,000,000	$(58,490)	$—	$(58,490)
6-Month JPY-LIBOR	Receive	0.07	Semi-Annually	09/18/2026	JPY	1,360,000,000	(100,708)	—	(100,708)
6-Month JPY-LIBOR	Receive	0.09	Semi-Annually	09/20/2026	JPY	409,000,000	(34,780)	—	(34,780)
6-Month JPY-LIBOR	Receive	0.09	Semi-Annually	09/13/2026	JPY	820,000,000	(71,965)	—	(71,965)
6-Month JPY-LIBOR	Receive	0.10	Semi-Annually	09/13/2026	JPY	1,640,000,000	(146,837)	—	(146,837)
6-Month JPY-LIBOR	Receive	0.10	Semi-Annually	08/28/2039	JPY	320,000,000	(137,660)	—	(137,660)
6-Month JPY-LIBOR	Receive	0.12	Semi-Annually	08/22/2039	JPY	1,950,000,000	(769,902)	176,724	(946,626)
6-Month JPY-LIBOR	Receive	0.12	Semi-Annually	08/22/2039	JPY	1,130,000,000	(445,119)	26,806	(471,925)
6-Month JPY-LIBOR	Pay	0.30	Semi-Annually	03/18/2026	JPY	7,010,000,000	(1,066,867)	(308,191)	(758,676)
6-Month JPY-LIBOR	Pay	0.30	Semi-Annually	03/18/2026	JPY	10,790,000,000	(1,642,224)	(406,651)	(1,235,573)
6-Month JPY-LIBOR	Pay	0.30	Semi-Annually	09/20/2027	JPY	2,830,000,000	(472,514)	(26,471)	(446,043)
6-Month JPY-LIBOR	Pay	0.30	Semi-Annually	03/20/2028	JPY	1,710,000,000	(286,199)	99,411	(385,610)
6-Month JPY-LIBOR	Receive	0.38	Semi-Annually	06/18/2028	JPY	7,090,000,000	1,578,081	244,009	1,334,072
6-Month JPY-LIBOR	Pay	0.40	Semi-Annually	06/18/2028	JPY	1,040,000,000	(246,972)	(731)	(246,241)
6-Month JPY-LIBOR	Pay	0.45	Semi-Annually	03/20/2029	JPY	1,150,000,000	(341,958)	(72,804)	(269,154)
6-Month JPY-LIBOR	Pay	0.71	Semi-Annually	10/31/2038	JPY	930,000,000	(605,773)	55,871	(661,644)
6-Month JPY-LIBOR	Pay	0.75	Semi-Annually	03/20/2038	JPY	1,904,000,000	(1,392,640)	72,067	(1,464,707)
6-Month JPY-LIBOR	Pay	0.75	Semi-Annually	12/20/2038	JPY	2,633,000,000	(1,894,996)	133,958	(2,028,954)
6-Month JPY-LIBOR	Pay	0.79	Semi-Annually	11/12/2038	JPY	470,000,000	(369,885)	1,513	(371,398)
6-Month JPY-LIBOR	Pay	0.80	Semi-Annually	10/22/2038	JPY	320,000,000	(261,647)	—	(261,647)
6-Month JPY-LIBOR	Receive	1.00	Semi-Annually	03/21/2048	JPY	110,000,000	159,074	265,668	(106,594)

Total							$(4,556,176)	$635,531	$(5,191,707)

OVER-THE-COUNTER SWAP AGREEMENTS:

Credit Default Swap Agreements on Corporate and Sovereign Issues - Sell Protection (S)
Reference Obligation	Counterparty	Fixed Rate Receivable	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019 (V)	Notional Amount (T)		Value (U)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Brazil Government International Bond, 4.25%, 01/07/2025	HSBC	1.00%	Quarterly	03/20/2020	0.27%	USD	2,700,000	$5,230	$2,950	$2,280
Petrobras Global Finance BV, 8.38%, 12/10/2018	BNP	1.00	Quarterly	03/20/2020	0.23	USD	200,000	407	(1,606)	2,013
Petrobras Global Finance BV, 8.38%, 12/10/2018	HSBC	1.00	Quarterly	03/20/2020	0.23	USD	100,000	204	(761)	965
Republic of South Africa Government International Bond, 5.50%, 03/09/2020	GSI	1.00	Quarterly	06/20/2024	1.50	USD	6,400,000	(133,084)	(227,862)	94,778

Total								$(127,243)	$(227,279)	$100,036

Credit Default Swap Agreements on Credit Indices - Sell Protection (S)
Reference Obligation	Counterparty	Fixed Rate Receivable	Payment Frequency	Maturity Date	Notional Amount (T)	Value (U)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Home Equity ABS Index - Series 6-2	BCLY	0.11%	Monthly	05/25/2046	USD 3,145,345	$(149,043)	$(639,761)	$490,718

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

OVER-THE-COUNTER SWAP AGREEMENTS (continued):

Value
OTC Swap Agreements, at value (Assets)	$5,841
OTC Swap Agreements, at value (Liabilities)	$(282,127)

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
2-Year U.S. Treasury Note	290	03/31/2020	$62,520,159	$62,495,000	$—	$(25,159)
5-Year U.S. Treasury Note	4,153	03/31/2020	494,534,561	492,584,734	—	(1,949,827)
10-Year U.S. Treasury Note	641	03/20/2020	83,024,217	82,318,422	—	(705,795)
Euro-BTP Italy Government Bond	1,445	03/06/2020	222,165,169	222,486,046	320,877	—
German Euro Bund	1,158	03/06/2020	224,735,359	221,454,329	—	(3,281,030)
German Euro BUXL	51	03/06/2020	11,646,240	11,348,665	—	(297,575)
OTC Call Options Exercise Price EUR 114.10 on German Euro Bund Futures	134	02/21/2020	829	752	—	(77)
OTC Call Options Exercise Price EUR 140.00 on German Euro Bund Futures	461	02/21/2020	2,849	2,585	—	(264)
OTC Call Options Exercise Price EUR 190.00 on German Euro Bund Futures	264	02/21/2020	3,112	2,961	—	(151)
OTC Put Options Exercise Price EUR 101.00 on German Euro Bund Futures	665	02/21/2020	7,839	7,459	—	(380)
OTC Put Options Exercise Price EUR 157.00 on German Euro Bund Futures	369	02/21/2020	4,350	4,139	—	(211)

Total					$320,877	$(6,260,469)

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
3-Month EURIBOR	(453)	09/14/2020	$(127,845,309)	$(127,508,892)	$336,417	$—
3-Month EURIBOR	(494)	12/14/2020	(139,394,819)	(139,035,579)	359,240	—
30-Year U.S. Treasury Bond	(1,179)	03/20/2020	(187,468,127)	(183,813,469)	3,654,658	—
Euro OAT	(574)	03/06/2020	(106,428,741)	(104,800,404)	1,628,337	—
German Euro BOBL	(542)	03/06/2020	(81,441,923)	(81,241,879)	200,044	—
German Euro Schatz	(158)	03/06/2020	(19,850,767)	(19,832,766)	18,001	—
U.K. Gilt	(299)	03/27/2020	(52,455,302)	(52,033,751)	421,551	—

Total					$6,618,248	$—

Total Futures Contracts					$6,939,125	$(6,260,469)

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BCLY	01/22/2020	USD	14,120,362	MXN	274,062,000	$—	$(324,974)
BCLY	01/28/2020	MXN	274,062,000	USD	14,108,419	322,570	—
BCLY	02/14/2020	USD	4,771,261	AUD	7,027,000	—	(165,407)
BCLY	02/14/2020	JPY	528,600,000	USD	4,892,921	—	(15,853)
BCLY	02/14/2020	GBP	1,080,000	USD	1,447,103	—	(14,747)
BNP	01/03/2020	USD	12,106,032	BRL	46,400,000	572,965	—
BNP	01/03/2020	BRL	46,400,000	USD	12,136,374	554	(603,861)
BNP	01/10/2020	GBP	29,052,000	USD	37,620,890	872,674	—
BNP	01/22/2020	MXN	304,292,000	USD	16,009,218	29,490	—
BNP	02/14/2020	USD	3,965,773	EUR	3,564,000	—	(43,053)
BNP	02/14/2020	EUR	1,414,000	USD	1,573,262	17,221	—
BNP	02/14/2020	JPY	292,000,000	USD	2,704,086	—	(9,981)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

FORWARD FOREIGN CURRENCY CONTRACTS (continued):
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BNP	03/18/2020	USD	324,190	THB	9,785,669	$—	$(3,109)
BNP	04/02/2020	USD	28,503,448	BRL	117,400,000	—	(563,193)
BNP	04/22/2020	USD	15,800,400	MXN	304,292,000	—	(27,048)
BOA	03/18/2020	CNH	41,811,184	USD	5,900,784	94,743	—
CITI	01/03/2020	USD	65,047,273	BRL	263,500,000	—	(447,622)
CITI	01/03/2020	BRL	263,500,000	USD	64,799,202	695,694	—
CITI	01/22/2020	USD	6,376,891	MXN	125,114,000	—	(217,653)
CITI	02/14/2020	USD	107,185,045	EUR	96,689,000	—	(1,571,809)
CITI	02/14/2020	EUR	1,156,000	USD	1,280,326	19,956	—
CITI	03/18/2020	CNH	44,047,341	USD	6,207,173	109,008	—
CITI	04/02/2020	USD	14,316,566	BRL	59,000,000	—	(291,030)
CITI	07/02/2020	USD	13,857,740	BRL	58,700,000	—	(611,571)
DUB	03/18/2020	USD	31,442,562	CNH	226,527,937	—	(1,040,476)
GSB	01/16/2020	USD	195,188	ILS	678,000	—	(1,298)
GSB	01/22/2020	USD	14,593,212	MXN	283,845,000	—	(367,769)
GSB	01/28/2020	USD	13,607,507	MXN	274,062,000	—	(823,482)
HSBC	01/10/2020	USD	243,043	CAD	323,000	—	(5,713)
HSBC	01/24/2020	RUB	12,825,004	USD	194,023	11,975	—
HSBC	02/14/2020	USD	131,795,775	GBP	102,337,000	—	(3,929,246)
HSBC	02/14/2020	JPY	9,363,300,000	USD	86,502,192	—	(112,751)
HSBC	02/14/2020	EUR	4,582,000	USD	5,106,419	47,465	—
HSBC	03/18/2020	USD	10,468,734	CNH	75,510,980	—	(359,184)
HSBC	03/18/2020	CNH	51,504,872	USD	7,262,288	123,268	—
HSBC	04/22/2020	MXN	307,767,000	USD	15,638,567	369,629	—
JPM	01/03/2020	USD	51,405,463	BRL	207,200,000	—	(95,647)
JPM	01/03/2020	BRL	207,200,000	USD	54,427,856	—	(2,926,747)
JPM	01/22/2020	MXN	378,729,000	USD	18,845,520	1,116,633	—
RBS	03/18/2020	USD	42,239,841	CNH	304,646,404	—	(1,445,017)

Total						$4,403,845	$(16,018,241)

SECURITY VALUATION:

Valuation Inputs (W)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$287,446,547	$—	$287,446,547
Certificate of Deposit	—	13,500,000	—	13,500,000
Corporate Debt Securities	—	1,300,743,063	—	1,300,743,063
Foreign Government Obligations	—	152,785,501	—	152,785,501
Loan Assignment	—	4,263,498	—	4,263,498
Mortgage-Backed Securities	—	206,028,342	—	206,028,342
Municipal Government Obligations	—	6,028,834	—	6,028,834
U.S. Government Agency Obligations	—	1,327,898,099	—	1,327,898,099
U.S. Government Obligations	—	777,850,468	—	777,850,468
Other Investment Company	29,011,215	—	—	29,011,215
Repurchase Agreement	—	24,399,005	—	24,399,005
Exchange-Traded Options Purchased	4,702	—	—	4,702

Total Investments	$29,015,917	$4,100,943,357	$—	$4,129,959,274

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

SECURITY VALUATION (continued):

Valuation Inputs (continued) (W)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
Other Financial Instruments
Centrally Cleared Credit Default Swap Agreements	$—	$382,163	$—	$382,163
Centrally Cleared Interest Rate Swap Agreements	—	6,096,385	—	6,096,385
Over-the-Counter Credit Default Swap Agreements	—	5,841	—	5,841
Futures Contracts (X)	6,939,125	—	—	6,939,125
Forward Foreign Currency Contracts (X)	—	4,403,845	—	4,403,845

Total Other Financial Instruments	$6,939,125	$10,888,234	$—	$17,827,359

LIABILITIES
Securities Sold Short
U.S. Government Agency Obligation	$—	$(14,642,781)	$—	$(14,642,781)

Total Securities Sold Short	$—	$(14,642,781)	$—	$(14,642,781)

Other Financial Instruments
Reverse Repurchase Agreements	$—	$(461,129,679)	$—	$(461,129,679)
Exchange-Traded Options Written	(17,969)	—	—	(17,969)
Centrally Cleared Credit Default Swap Agreements	—	(153,356)	—	(153,356)
Centrally Cleared Interest Rate Swap Agreements	—	(10,652,561)	—	(10,652,561)
Over-the-Counter Credit Default Swap Agreements	—	(282,127)	—	(282,127)
Futures Contracts (X)	(6,260,469)	—	—	(6,260,469)
Forward Foreign Currency Contracts (X)	—	(16,018,241)	—	(16,018,241)

Total Other Financial Instruments	$(6,278,438)	$(488,235,964)	$—	$(494,514,402)

Transfers

Investments	Transfers from Level 1 to Level 3	Transfers from Level 3 to Level 1	Transfers from Level 2 to Level 3	Transfers from Level 3 to Level 2
Asset-Backed Securities (C)	$—	$—	$—	$10,748,165

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of December 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, the total value of 144A securities is $672,465,975, representing 25.7% of the Portfolio’s net assets.
(C)	Transferred from Level 3 to 2 due to utilizing significant observable inputs. As of prior reporting period the security utilized significant unobservable inputs.
(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2019, the total value of Regulation S securities is $148,903,998, representing 5.7% of the Portfolio’s net assets.
(F)	Perpetual maturity. The date displayed is the next call date.
(G)	Securities in default; no interest payments received and/or dividends declared during the last 12 months. At December 31, 2019, the total value of such securities is $457,653, representing less than 0.1% of the Portfolio’s net assets.
(H)	Non-income producing securities.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(I)	All or a portion of the securities are on loan. The total value of all securities on loan is $28,413,254. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(J)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of December 31, 2019; the maturity date disclosed is the ultimate maturity date.
(K)	Payment in-kind. Security pays interest or dividends in the form of additional bonds or preferred stock. If the security makes a cash payment in addition to in-kind, the cash rate is disclosed separately.
(L)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after December 31, 2019. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(M)	Securities are subject to sale-buyback transactions.
(N)	All or a portion of these securities have been segregated by the custodian as collateral for centrally cleared swap agreements. The total value of such securities is $16,193,500.
(O)	All or a portion of these securities have been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of such securities is $7,253,303.
(P)	All or a portion of these securities have been segregated by the custodian as collateral for open over-the-counter options and/or swaptions, swap agreements and forward foreign currency contracts. The total value of such securities is $11,210,049.
(Q)	All or a portion of the security has been segregated by the custodian as collateral for open TBA commitment transactions. The value of the security is $282,056.
(R)	Rates disclosed reflect the yields at December 31, 2019.
(S)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(T)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(U)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(V)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(W)	The Portfolio recognizes transfers in and out of Level 3 as of December 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(X)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).
CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNH	Chinese Yuan Renminbi (offshore)
EUR	Euro
GBP	Pound Sterling
ILS	Israel New Shekel
JPY	Japanese Yen
MXN	Mexican Peso
RUB	Russian Ruble
THB	Thai Baht
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

BCLY	Barclays Bank PLC
BNP	BNP Paribas
BOA	Bank of America, N.A.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

COUNTERPARTY ABBREVIATIONS (continued):

CITI	Citibank, N.A.
DUB	Deutsche Bank AG
GSB	Goldman Sachs Bank
GSI	Goldman Sachs International
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank, N.A.
RBS	Royal Bank of Scotland PLC

PORTFOLIO ABBREVIATIONS:

ABS	Asset-Backed Securities
BOBL	Bundesobligationen (German Federal Government Securities)
BTP	Buoni del Tesoro Poliennali (Italian Treasury Bonds)
BUXL	Bundesanleihen (German Long-Term Debt)
CMT	Constant Maturity Treasury
EURIBOR	Euro Interbank Offer Rate
LIBOR	London Interbank Offered Rate
MTA	Month Treasury Average
MTN	Medium Term Note
OAT	Obligations Assimilables du Tresor (Treasury Obligations)
OTC	Over-the-Counter
Schatz	Bundesschatzanweisungen (German Federal Government 2-Year Securities)
SONIA	Sterling Overnight Interbank Average
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Total Return VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2019

Assets:
Investments, at value (cost $4,011,272,096) (including securities loaned of $28,413,254)	$4,105,560,269
Repurchase agreement, at value (cost $24,399,005)	24,399,005
Cash	3,537,455
Cash collateral pledged at broker for:
Centrally cleared swap agreements	179,000
OTC swap agreements, at value	5,841
Foreign currency, at value (cost $4,366,740)	4,378,587
Receivables and other assets:
Investments sold	5,193,558
When-issued, delayed-delivery, forward and TBA commitments sold	828,669,819
Net income from securities lending	12,548
Shares of beneficial interest sold	152,528
Interest	18,492,768
Tax reclaims	24,570
Variation margin receivable on centrally cleared swap agreements	2,092,615
Variation margin receivable on futures contracts	1,043,323
Unrealized appreciation on forward foreign currency contracts	4,403,845

Total assets	4,998,145,731

Liabilities:
TBA short commitments, at value (proceeds $14,623,234)	14,642,781
Cash collateral received upon return of:
Securities on loan	29,011,215
Cash collateral at broker for:
TBA commitments	982,000
OTC derivatives (A)	620,000
Written options and swaptions, at value (premium received $71,588)	17,969
Reverse repurchase agreements, at value (face value $459,927,904)	461,129,679
OTC swap agreements, at value	282,127
Payables and other liabilities:
Investments purchased	114,236
When-issued, delayed-delivery, forward and TBA commitments purchased	1,855,159,214
Shares of beneficial interest redeemed	986,650
Investment management fees	1,423,692
Distribution and service fees	178,152
Transfer agent costs	3,755
Trustees, CCO and deferred compensation fees	8,716
Audit and tax fees	47,772
Custody fees	182,811
Legal fees	30,601
Printing and shareholder reports fees	168,068
Other accrued expenses	34,498
Unrealized depreciation on forward foreign currency contracts	16,018,241

Total liabilities	2,381,042,177

Net assets	$2,617,103,554

Net assets consist of:
Capital stock ($0.01 par value)	$2,231,005
Additional paid-in capital	2,470,981,729
Total distributable earnings (accumulated losses)	143,890,820

Net assets	$2,617,103,554

Net assets by class:
Initial Class	$1,805,917,063
Service Class	811,186,491

Shares outstanding:
Initial Class	153,497,776
Service Class	69,602,697

Net asset value and offering price per share:
Initial Class	$11.77
Service Class	11.65

(A)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.

STATEMENT OF OPERATIONS

For the year ended December 31, 2019

Investment Income:
Interest income	$86,931,991
Net income from securities lending	313,901

Total investment income	87,245,892

Expenses:
Investment management fees	16,465,902
Distribution and service fees:
Service Class	2,029,882
Transfer agent costs	40,238
Trustees, CCO and deferred compensation fees	80,459
Audit and tax fees	76,203
Custody fees	260,629
Legal fees	145,928
Printing and shareholder reports fees	201,780
Interest	218,247
Other	176,847

Total expenses	19,696,115

Net investment income (loss)	67,549,777

Net realized gain (loss) on:
Investments	76,730,812
Written options and swaptions	4,599,546
Swap agreements	3,518,611
Futures contracts	(41,261,997)
Forward foreign currency contracts	(6,791,969)
Foreign currency transactions	667,282

Net realized gain (loss)	37,462,285

Net change in unrealized appreciation (depreciation) on:
Investments	94,070,330
Securities sold short	(19,547)
Written options and swaptions	(20,784)
Swap agreements	656,623
Futures contracts	18,446,272
Forward foreign currency contracts	(3,935,828)
Translation of assets and liabilities denominated in foreign currencies	(282,122)

Net change in unrealized appreciation (depreciation)	108,914,944

Net realized and change in unrealized gain (loss)	146,377,229

Net increase (decrease) in net assets resulting from operations	$213,927,006

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Total Return VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2019	December 31, 2018
From operations:
Net investment income (loss)	$67,549,777	$61,701,493
Net realized gain (loss)	37,462,285	(18,323,216)
Net change in unrealized appreciation (depreciation)	108,914,944	(66,847,416)

Net increase (decrease) in net assets resulting from operations	213,927,006	(23,469,139)

Dividends and/or distributions to shareholders:
Initial Class	(45,672,860)	(58,464,113)
Service Class	(18,344,157)	(24,794,421)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(64,017,017)	(83,258,534)

Capital share transactions:
Proceeds from shares sold:
Initial Class	126,271,499	264,522,435
Service Class	19,450,981	15,875,438

	145,722,480	280,397,873

Dividends and/or distributions reinvested:
Initial Class	45,672,860	58,464,113
Service Class	18,344,157	24,794,421

	64,017,017	83,258,534

Cost of shares redeemed:
Initial Class	(303,777,250)	(337,084,625)
Service Class	(78,265,611)	(102,099,101)

	(382,042,861)	(439,183,726)

Net increase (decrease) in net assets resulting from capital share transactions	(172,303,364)	(75,527,319)

Net increase (decrease) in net assets	(22,393,375)	(182,254,992)

Net assets:
Beginning of year	2,639,496,929	2,821,751,921

End of year	$2,617,103,554	$2,639,496,929

Capital share transactions - shares:
Shares issued:
Initial Class	10,991,269	23,684,338
Service Class	1,681,878	1,420,889

	12,673,147	25,105,227

Shares reinvested:
Initial Class	3,893,679	5,267,037
Service Class	1,577,314	2,254,038

	5,470,993	7,521,075

Shares redeemed:
Initial Class	(26,312,707)	(30,099,485)
Service Class	(6,837,644)	(9,189,687)

	(33,150,351)	(39,289,172)

Net increase (decrease) in shares outstanding:
Initial Class	(11,427,759)	(1,148,110)
Service Class	(3,578,452)	(5,514,760)

	(15,006,211)	(6,662,870)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Total Return VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of year	$11.12	$11.56	$11.13	$11.11		$11.67

Investment operations:
Net investment income (loss) (A)	0.31	0.27	0.24	0.28	(B)	0.25
Net realized and unrealized gain (loss)	0.63	(0.35)	0.30	0.03	(C)	(0.17)

Total investment operations	0.94	(0.08)	0.54	0.31		0.08

Dividends and/or distributions to shareholders:
Net investment income	(0.29)	(0.30)	—	(0.28)		(0.33)
Net realized gains	—	(0.06)	(0.11)	(0.01)		(0.31)

Total dividends and/or distributions to shareholders	(0.29)	(0.36)	(0.11)	(0.29)		(0.64)

Net asset value, end of year	$11.77	$11.12	$11.56	$11.13		$11.11

Total return	8.41%	(0.65)%	4.89%	2.71%		0.69%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,805,918	$1,833,477	$1,920,197	$1,858,007		$1,478,877
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.67%	0.69%	0.68%	0.68%		0.70%
Including waiver and/or reimbursement and recapture	0.67%	0.69%	0.68%	0.67	%(B)	0.70%
Net investment income (loss) to average net assets	2.63%	2.37%	2.09%	2.52	%(B)	2.19%
Portfolio turnover rate (D)	27%	42%	61%	47%		61%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(D)	Excludes sale-buyback transactions.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of year	$11.01	$11.46	$11.06	$11.04		$11.59

Investment operations:
Net investment income (loss) (A)	0.27	0.24	0.21	0.26	(B)	0.21
Net realized and unrealized gain (loss)	0.63	(0.36)	0.30	0.02	(C)	(0.15)

Total investment operations	0.90	(0.12)	0.51	0.28		0.06

Dividends and/or distributions to shareholders:
Net investment income	(0.26)	(0.27)	—	(0.25)		(0.30)
Net realized gains	—	(0.06)	(0.11)	(0.01)		(0.31)

Total dividends and/or distributions to shareholders	(0.26)	(0.33)	(0.11)	(0.26)		(0.61)

Net asset value, end of year	$11.65	$11.01	$11.46	$11.06		$11.04

Total return	8.22%	(1.02)%	4.64%	2.47%		0.52%

Ratio and supplemental data:
Net assets end of year (000’s)	$811,186	$806,020	$901,555	$926,441		$930,994
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.92%	0.94%	0.93%	0.93%		0.95%
Including waiver and/or reimbursement and recapture	0.92%	0.94%	0.93%	0.92	%(B)	0.95%
Net investment income (loss) to average net assets	2.38%	2.11%	1.84%	2.28	%(B)	1.85%
Portfolio turnover rate (D)	27%	42%	61%	47%		61%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(D)	Excludes sale-buyback transactions.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2019

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PIMCO Total Return VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2019 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

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Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels.

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2019, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data,

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SECURITY VALUATION (continued)

periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolio to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolio assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Portfolio, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolio that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

4. SECURITIES AND OTHER INVESTMENTS (continued)

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolio has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Portfolio may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Portfolio held no unsecured loan participations at December 31, 2019. Open secured loan participations and assignments at December 31, 2019, if any, are included within the Schedule of Investments.

Payment in-kind (“PIK”) securities: PIKs give the issuer the option of making interest payments in either cash or additional debt securities at each interest payment date. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty price”) and require a pro-rata adjustment from Total distributable earnings (loss) to Interest within the Statement of Assets and Liabilities.

PIKs held at December 31, 2019, if any, are identified within the Schedule of Investments.

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2019, if any, are identified within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2019, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

4. SECURITIES AND OTHER INVESTMENTS (continued)

prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2019, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2019, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2019.

Repurchase agreements at December 31, 2019, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Reverse repurchase agreements: The Portfolio may enter into reverse repurchase agreements in which the Portfolio sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. The Portfolio may utilize reverse repurchase

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements are considered to be a form of borrowing. Pursuant to the terms of the reverse repurchase agreements, the Portfolio’s custodian must segregate assets with an aggregate market value greater than or equal to 100% of the repurchase price. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolio are obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Portfolio exercising its rights under the agreement, or those rights may be limited by other contractual agreements.

For the year ended December 31, 2019, the Portfolio’s average borrowings are as follows:

Average Daily Borrowing	Number of Days Outstanding	Weighted Average Interest Rate
$ 375,308,569	365	2.32%

Open reverse repurchase agreements at December 31, 2019, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities. The interest expense is included in interest income on the Statement of Operations.

Sale-buyback: The Portfolio may enter into sale-buyback financing transactions. The Portfolio accounts for sale-buyback financing transactions as borrowing transactions and realize gains and losses on these transactions at the end of the roll period. Sale-buyback financing transactions involve sales by the Portfolio of securities and simultaneously contracts to repurchase the same or substantially similar securities at an agreed upon price and date.

The Portfolio forgoes principal and interest paid during the roll period on the securities sold in a sale-buyback financing transaction. The Portfolio is compensated by the difference between the current sales price and the price for the future purchase (often referred to as the “price drop”), as well as by any interest earned on the proceeds of the securities sold. Sale-buyback financing transactions may be renewed with a new sale and a repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract. Sale-buyback financing transactions expose the Portfolio to risks such as, the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio, the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Portfolio’s forward commitment to repurchase the subject security. Sale-buyback financing transactions accounted for as borrowing transactions are excluded from the Portfolio’s portfolio turnover rates. The Portfolio recognizes price drop fee income on a straight line basis over the period of the roll. For the year ended December 31, 2019, the Portfolio earned price drop fee income of $1,141. The price drop fee income is included in Interest income within the Statement of Operations.

The outstanding payable for securities to be repurchased, if any, is included in Payable for sale-buyback financing transactions within the Statement of Assets and Liabilities. The interest expense is included within Interest income on the Statement of Operations. In periods of increased demand of the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio, and is included in Interest income on the Statement of Operations.

For the year ended December 31, 2019, the Portfolio’s average borrowings are as follows:

Average Daily Borrowing	Number of Days Outstanding	Weighted Average Interest Rate
$ 9,743,711	190	2.23%

Open sale-buyback financing transactions at December 31, 2019, if any, are identified within the Schedule of Investments.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

loaned securities on non-U.S. fixed income investments, as well as on securities traded on U.S. exchanges. Loan counterparties pledge cash collateral with a value of at least 105% of the current value of the loaned securities for non-U.S. equity positions. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio (the “Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2019; however no individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2019, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2019.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$29,011,215	$—	$—	$—	$29,011,215
Reverse Repurchase Agreements
U.S. Government Obligations	$—	$170,897,004	$290,232,675	$—	$461,129,679
Total Borrowings	$29,011,215	$170,897,004	$290,232,675	$—	$490,140,894

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on futures: The Portfolio may purchase or write options on futures. Purchasing or writing options on futures gives the Portfolio the right, but not obligation to buy or sell a position on a futures contract at the specified option exercise price at any time during the period of the option.

Options on foreign currency: The Portfolio may purchase or write foreign currency options. Purchasing or writing options on foreign currency gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

Interest rate swaptions: The Portfolio may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability within the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

Open option contracts at December 31, 2019, if any, are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Statement of Assets and Liabilities.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bilateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, including contracts for difference (“CFD”), and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Centrally cleared swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as Variation margin receivable (payable) on centrally cleared swap agreements within the Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected in OTC swap agreements, at value within the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Additionally, these upfront payments as well as any periodic payments received or paid by the Portfolio, including any liquidation payment received or made at the termination of the swap are recorded as part of Net realized gain (loss) on swap agreements within the Statement of Operations.

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swap agreements to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swap agreements, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Open centrally cleared swap agreements and open OTC swap agreements at December 31, 2019, if any, are listed within the Schedule of Investments.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio, uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Open futures contracts at December 31, 2019, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2019, if any, are listed within the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2019.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions:
Investments, at value (A)	$4,702	$—	$—	$—	$—	$4,702
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	6,096,385	—	—	382,163	—	6,478,548
OTC swaps:
OTC swap agreements, at value	—	—	—	5,841	—	5,841
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	6,939,125	—	—	—	—	6,939,125
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	—	4,403,845	—	—	—	4,403,845
Total	$13,040,212	$4,403,845	$—	$388,004	$—	$17,832,061

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Written options and swaptions:
Written options and swaptions, at value (A)	$(17,969)	$—	$—	$—	$—	$(17,969)
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	(10,652,561)	—	—	(153,356)	—	(10,805,917)
OTC swaps:
OTC swap agreements, at value	—	—	—	(282,127)	—	(282,127)
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	(6,260,469)	—	—	—	—	(6,260,469)
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	—	(16,018,241)	—	—	—	(16,018,241)
Total	$(16,930,999)	$(16,018,241)	$—	$(435,483)	$—	$(33,384,723)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Value of centrally cleared swap agreements as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(C)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2019.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$(876,352)	$(4,000)	$—	$—	$—	$(880,352)
Written options and swaptions	1,776,254	2,823,292	—	—	—	4,599,546
Swap agreements	2,257,775	—	—	1,260,836	—	3,518,611
Futures contracts	(41,261,997)	—	—	—	—	(41,261,997)
Forward foreign currency contracts	—	(6,791,969)	—	—	—	(6,791,969)
Total	$(38,104,320)	$(3,972,677)	$—	$1,260,836	$—	$(40,816,161)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$55,333	$—	$—	$—	$—	$55,333
Written options and swaptions	(20,784)	—	—	—	—	(20,784)
Swap agreements	(192,965)	—	—	849,588	—	656,623
Futures contracts	18,446,272	—	—	—	—	18,446,272
Forward foreign currency contracts	—	(3,935,828)	—	—	—	(3,935,828)
Total	$18,287,856	$(3,935,828)	$—	$849,588	$—	$15,201,616

(A)	Included within Net realized gain (loss) on Investments in the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2019.

Purchased Options and Swaptions at value		Written Options and Swaptions at value		Swap Agreements at Notional Amount	Futures Contracts at Notional Amount		Forward Foreign Currency Contracts at Contract Amount
Calls	Puts	Calls	Puts		Long	Short	Purchased	Sold	Cross Currency
$ 6,536	$ 127,056	$ (228,982)	$ (143,839)	$ 942,952,966	$ 1,234,790,500	$ (1,006,035,856)	$ 393,065,549	$ 703,579,202	$ 317,014

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

The following is a summary of the Portfolio’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2019. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
Bank of America, N.A.	$94,743	$—	$—	$94,743	$—	$—	$—	$—
Barclays Bank PLC	322,570	(322,570)	—	—	670,024	(322,570)	(345,425)	2,029
BNP Paribas	1,493,311	(1,250,245)	—	243,066	1,250,245	(1,250,245)	—	—
Citibank, N.A.	824,658	(824,658)	—	—	3,139,685	(824,658)	(2,315,027)	—
Deutsche Bank AG	—	—	—	—	1,040,476	—	(829,147)	211,329
Goldman Sachs Bank	—	—	—	—	1,192,549	—	(1,192,549)	—
Goldman Sachs International	—	—	—	—	133,084	—	(133,084)	—
HSBC Bank USA	557,771	(557,771)	—	—	4,406,894	(557,771)	(2,839,922)	1,009,201
JPMorgan Chase Bank, N.A.	1,116,633	(1,116,633)	—	—	3,022,394	(1,116,633)	(1,905,761)	—
Royal Bank of Scotland PLC	—	—	—	—	1,445,017	—	—	1,445,017
Other Derivatives (C)	13,422,375	—	—	13,422,375	17,084,355	—	—	17,084,355

Total	$17,832,061	$(4,071,877)	$—	$13,760,184	$33,384,723	$(4,071,877)	$(9,560,915)	$19,751,931

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives, which includes future contracts, exchange-traded options and exchange-traded swap agreements, are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented within the Schedule of Investments.

7. RISK FACTOR

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

LIBOR Risk: Many financial instruments, financings or other transactions to which the Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). LIBOR is widely used in financial markets. In July 2017, the United

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

7. RISK FACTOR (continued)

Kingdom’s financial regulatory body announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Portfolio’s performance or NAV.

Fixed income risk: The value of fixed income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels in the U.S., so the Portfolio faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $250 million	0.68%
Over $250 million up to $500 million	0.67
Over $500 million up to $750 million	0.66
Over $750 million up to $1 billion	0.63
Over $1 billion up to $3 billion	0.60
Over $3 billion	0.57

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.80%	May 1, 2020
Service Class	1.05	May 1, 2020

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the thirty-six months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2019 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2019, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2020. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2019, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2019, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2019.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2019, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 477,341,908	$ 594,530,389	$ 489,128,595	$ 246,860,643

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts interest written-off, premium amortization accruals, swaps, options contracts, forward contracts mark-to-market, futures contracts mark to market, straddle loss deferrals, defaulted bond income accruals and dollar roll adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to swaps, foreign currency gain and losses, paydown gains and losses, premium amortization and TIPS adjustments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2019, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 4,062,990,811	$ 91,365,419	$ (29,760,369)	$ 61,605,050

As of December 31, 2019, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2019, the capital loss carryforwards utilized or expired are $46,979,227.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2019 and 2018 are as follows:

2019 Distributions Paid From			2018 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 64,017,017	$ —	$ —	$ 83,258,534	$ —	$ —

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2019, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 99,239,157	$ —	$ —	$ —	$ (16,803,483)	$ 61,455,146

11. CHANGE IN ACCOUNTING PRINCIPLE

The Portfolio has adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2017-08 “Premium Amortization of Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Portfolio has changed the amortization period for the premium on certain purchased callable debt securities with explicit non-contingent call features to the earliest call date.

It is impracticable to evaluate the effect on individual prior periods, therefore the Portfolio applied the amendments on a modified retrospective basis by recognizing a cumulative effect adjustment that decreased the beginning of period cost of investments and increased the unrealized appreciation on investments by $422,881. This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total accumulated earnings (loss) or the net asset value of the Portfolio’s financial statements.

12. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and has early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

13. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

14. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

14. LEGAL PROCEEDINGS (continued)

served as sub-adviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties have been deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica PIMCO Total Return VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica PIMCO Total Return VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2020

Transamerica Series Trust	Annual Report 2019

Transamerica PIMCO Total Return VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2019.

Transamerica Series Trust	Annual Report 2019

Transamerica PineBridge Inflation Opportunities VP

(unaudited)

MARKET ENVIRONMENT

Both the global and U.S. inflation-linked indices delivered positive returns during the 12-month period ended December 31, 2019, largely due to the strong rally in global rates. Over the course of 2019, inflation around the globe, in general, was subdued and continued to undershoot central banks’ inflation targets despite the dovish pivots by many of these banks.

The U.S. Federal Reserve (“Fed”) shifted to a dovish stance at the beginning of 2019 and in March, the Federal Open Market Committee surprised the market by downgrading both inflation and growth forecasts with no immediate plans for future rate hikes. Moving into the summer, the Fed cut the federal-funds rate in July by a quarter basis point as it tried to counter pressure from the U.S.-China trade war and signs of slowing growth. The Fed then cut twice more over the second half of the year. The accommodative actions by the Fed did not help pick up breakevens, as nominal yields also declined during the year. Breakevens finished the year at 1.78%, just 7bps higher than at the start of the year.

Among non-U.S. securities, Canada and New Zealand securities delivered strong performance for the year due to strong inflation numbers. U.K. securities underperformed U.K. nominals significantly as currency moves and retail price index reform uncertainty drove breakevens lower beginning in September. In Europe, security performance was modest as inflation remained low due to growing concerns about manufacturing and a weak growth outlook.

Credit markets delivered a strong performance for the year driven by duration exposure and a strong rally in rates. The concerns regarding slowing global growth and the trade war were countered by accommodative central banks, further supporting the credit markets. Overall, fundamentals remain relatively sound.

PERFORMANCE

For the year ended December 31, 2019, Transamerica PineBridge Inflation Opportunities VP, Initial Class returned 8.39%. By comparison, its primary and secondary benchmarks, the Bloomberg Barclays US Treasury Inflation Protected Securities Index and the Bloomberg Barclays Global Inflation Linked Bond Index, returned 8.43% and 8.04%, respectively.

STRATEGY REVIEW

The Portfolio’s asset allocation was the major contributor to performance. Contribution was driven by an overweight position in corporate credit. Security selection within U.S. Treasury Inflation Protected Securities (“TIPS”) contributed to the performance. The Portfolio’s currency allocation and hedging contributed to performance versus the benchmark. The short euro position was the most significant currency contributor as the euro depreciated versus the dollar. Underweighting U.S TIPS detracted from performance.

The sub-advisor anticipates maintaining the Portfolio’s weight in U.S. TIPS as valuations remain attractive and economic fundamentals are more favorable than in most other major economies. In foreign TIPS, the sub-advisor continues to like Canada and New Zealand. The Portfolio reduced exposure in Spain in favor of Japan, due to an expectation of a rebound in Japanese breakevens. The strategy will also maintain exposure to U.S. credit, as the overall fundamentals remain sound. The sub-advisor will continue to limit the amount of non-U.S. dollar currency exposure within the Portfolio to mitigate the currency volatility. The sub-advisor maintained a close to neutral duration stance to the U.S. TIPS index to counter any unexpected rates volatility.

During the fiscal year, the Portfolio used derivatives. These positions added to performance.

Robert A. Vanden Assem, CFA

Roberto Coronado

Gunter H. Seeger

Co-Portfolio Managers

PineBridge Investments LLC

Transamerica Series Trust	Annual Report 2019

Transamerica PineBridge Inflation Opportunities VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Government Obligations	54.3%
Foreign Government Obligations	22.5
Corporate Debt Securities	20.4
Mortgage-Backed Securities	2.1
Other Investment Company	1.4
Short-Term Investment Company	0.5
Preferred Stocks	0.3
Asset-Backed Security	0.3
Net Other Assets (Liabilities) ^	(1.8)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	54.3%
AAA	9.4
AA	5.2
A	9.5
BBB	17.8
BB	2.4
B	0.4
Not Rated	2.8
Net Other Assets (Liabilities) ^	(1.8)
Total	100.0%

Portfolio Characteristics	Years
Average Maturity §	7.32
Duration †	8.37
‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2019

Transamerica PineBridge Inflation Opportunities VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	8.39%	2.31%	2.04%	05/01/2011
Bloomberg Barclays US Treasury Inflation Protected Securities Index (A)	8.43%	2.62%	2.62%
Bloomberg Barclays Global Inflation Linked Bond Index (B)	8.04%	2.14%	2.42%
Service Class	8.20%	2.07%	1.98%	05/01/2011

(A) The Bloomberg Barclays US Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation-protected securities issued by the U.S. Treasury.

(B) The Bloomberg Barclays Global Inflation Linked Bond Index cover eleven sovereign markets, quasi-sovereign issues in the Euro market and a full credit index in sterling.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Debt income investing is subject to credit risk, inflation risk, and interest rate risk. Credit risk is the risk that the issuer of a bond won’t meet their payments. Inflation risk is the risk that inflation could outpace a bond’s interest income. Interest rate risk is the risk that fluctuations in interest rates will affect the price of a bond. An increase in interest rates may result in a decrease in the Portfolio’s value.

Transamerica Series Trust	Annual Report 2019

Transamerica PineBridge Inflation Opportunities VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2019, and held for the entire six-month period until December 31, 2019.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,021.40	$3.36	$1,021.90	$3.36	0.66%
Service Class	1,000.00	1,020.40	4.63	1,020.60	4.63	0.91

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2019

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS

At December 31, 2019

	Principal	Value
ASSET-BACKED SECURITY - 0.3%
STORE Master Funding I-VII Series 2018-1A, Class A1, 3.96%, 10/20/2048 (A)	$ 390,358	$ 404,471

Total Asset-Backed Security (Cost $390,257)		404,471

CORPORATE DEBT SECURITIES - 20.4%
Aerospace & Defense - 0.2%
L3 Harris Technologies, Inc. 2.90%, 12/15/2029	263,000	267,175

Banks - 12.1%
BAC Capital Trust XIV 3-Month LIBOR + 0.40%, 4.00% (B), 01/16/2020 (C)	779,000	712,785
Bank of America Corp.
CPI-YoY + 1.10%, 2.81% (B), 11/19/2024, MTN	5,000,000	4,968,750
4.18%, 11/25/2027, MTN	626,000	678,864
Fixed until 04/24/2037, 4.24% (B), 04/24/2038	891,000	1,027,251
Barclays Bank PLC CPI-YoY + 1.00%, 2.71% (B), 05/22/2023, MTN (D)	2,600,000	2,581,800
BBVA Bancomer SA Fixed until 01/17/2028, 5.13% (B), 01/18/2033 (A)	334,000	336,926
Citigroup, Inc.
1.38*CPI-YoY, 2.43% (B), 03/27/2025, MTN	1,000,000	995,700
CPI-YoY + 2.50%, 4.26% (B), 03/30/2020, MTN	2,000,000	1,971,400
4.65%, 07/23/2048	865,000	1,081,968
Corestates Capital II 3-Month LIBOR + 0.65%, 2.65% (B), 01/15/2027 (A)	244,000	231,507
Credit Agricole SA Fixed until 01/10/2028, 4.00% (B), 01/10/2033 (A)	751,000	792,675
Danske Bank A/S Fixed until 12/20/2024, 3.24% (B), 12/20/2025 (A)	200,000	202,419
Intesa Sanpaolo SpA 4.00%, 09/23/2029 (A) (E)	830,000	842,748
Royal Bank of Scotland Group PLC
Fixed until 03/08/2022, 2.00% (B), 03/08/2023, MTN (F)	EUR 400,000	465,091
Fixed until 11/01/2024, 3.75% (B), 11/01/2029	$ 499,000	509,642
Fixed until 03/22/2024, 4.27% (B), 03/22/2025	300,000	318,736
Fixed until 06/25/2023, 4.52% (B), 06/25/2024	630,000	669,295
Fixed until 08/15/2021 (C), 8.63% (B)	234,000	250,965
UniCredit SpA
Fixed until 06/19/2027, 5.86% (B), 06/19/2032 (A)	241,000	251,438
6.57%, 01/14/2022 (A)	350,000	375,910
Fixed until 04/02/2029, 7.30% (B), 04/02/2034 (A)	211,000	242,744

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Zions Bancorp NA 3.25%, 10/29/2029	$ 362,000	$ 355,489

		19,864,103

Biotechnology - 0.1%
AbbVie, Inc. 4.05%, 11/21/2039 (A)	114,000	119,821

Building Products - 0.5%
Masco Corp. 3.50%, 11/15/2027	827,000	855,376

Capital Markets - 0.5%
Goldman Sachs Group, Inc. Fixed until 11/10/2022 (C), 5.00% (B) (E)	759,000	764,692

Chemicals - 0.3%
Dow Chemical Co. 4.80%, 05/15/2049 (E)	447,000	517,101

Consumer Finance - 0.1%
Navient Corp. CPI-YoY + 2.15%, 3.86% (B), 12/15/2020, MTN	189,000	188,528

Electric Utilities - 0.2%
FirstEnergy Corp. 3.90%, 07/15/2027	268,000	286,673

Health Care Providers & Services - 0.6%
CVS Health Corp. 4.78%, 03/25/2038	932,000	1,059,562

Insurance - 0.6%
Hartford Financial Services Group, Inc. 3-Month LIBOR + 2.13%, 4.03% (B), 02/12/2067 (A)	1,051,000	990,567

Machinery - 0.1%
CNH Industrial NV 3.85%, 11/15/2027, MTN	197,000	205,685

Metals & Mining - 1.2%
Anglo American Capital PLC 4.00%, 09/11/2027 (A)	229,000	239,980
Glencore Funding LLC 4.00%, 04/16/2025 (A)	248,000	258,243
Newcrest Finance Pty, Ltd.
4.20%, 10/01/2022 (A)	790,000	823,661
5.75%, 11/15/2041 (A)	515,000	601,769
Steel Dynamics, Inc. 3.45%, 04/15/2030	89,000	90,057

		2,013,710

Multi-Utilities - 0.1%
WEC Energy Group, Inc. 3-Month LIBOR + 2.11%, 4.02% (B), 05/15/2067	242,000	225,381

Oil, Gas & Consumable Fuels - 3.0%
Cenovus Energy, Inc. 4.25%, 04/15/2027	474,000	502,188
Cheniere Corpus Christi Holdings LLC 3.70%, 11/15/2029 (A) (E)	130,000	132,758
Enable Midstream Partners, LP 4.95%, 05/15/2028	260,000	263,371

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Enbridge, Inc. Fixed until 07/15/2027, 5.50% (B), 07/15/2077	$ 874,000	$ 901,715
Energy Transfer Operating, LP
5.80%, 06/15/2038	318,000	360,157
Fixed until 02/15/2023 (C), 6.25% (B)	755,000	709,700
EnLink Midstream LLC 5.38%, 06/01/2029	126,000	118,440
EnLink Midstream Partners, LP
4.85%, 07/15/2026	406,000	380,625
Fixed until 12/15/2022 (C), 6.00% (B)	142,000	97,625
Enterprise Products Operating LLC Fixed until 08/16/2027, 5.25% (B), 08/16/2077	278,000	281,330
MPLX, LP
4.25%, 12/01/2027 (A)	380,000	400,107
Fixed until 02/15/2023 (C), 6.88% (B)	381,000	383,858
Noble Energy, Inc. 3.85%, 01/15/2028	130,000	137,370
Petroleos Mexicanos 7.69%, 01/23/2050 (A)	215,000	234,638

		4,903,882

Transportation Infrastructure - 0.8%
Heathrow Funding, Ltd. 1.37%, 03/28/2032 (F)	GBP 605,483	994,395
Penske Truck Leasing Co., LP / PTL Finance Corp. 3.35%, 11/01/2029 (A)	$ 330,000	329,770

		1,324,165

Total Corporate Debt Securities (Cost $32,598,727)		33,586,421

FOREIGN GOVERNMENT OBLIGATIONS - 22.5%
Australia - 3.6%
Australia Government Bond 0.75%, 11/21/2027 (F)	AUD 7,500,000	5,838,542

Canada - 3.4%
Canada Government Real Return Bond 4.25%, 12/01/2021	CAD 6,740,810	5,578,798

France - 1.5%
France Government Bond OAT 2.10%, 07/25/2023 (F)	EUR 1,941,978	2,443,200

Japan - 2.0%
Japan Government CPI Linked Bond 0.10%, 03/10/2028 - 03/10/2029	JPY 352,917,150	3,338,998

Mexico - 1.3%
Mexico Udibonos
Series S,
2.50%, 12/10/2020	MXN 17,981,241	941,035
4.50%, 12/04/2025	20,401,349	1,146,565

		2,087,600

New Zealand - 2.3%
New Zealand Government Inflation-Linked Bond 2.00%, 09/20/2025 (F)	NZD 4,750,000	3,815,975

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Spain - 7.0%
Spain Government Inflation-Linked Bond
0.30%, 11/30/2021	EUR 7,348,390	$ 8,489,772
1.00%, 11/30/2030 (F)	2,305,732	3,051,813

		11,541,585

United Kingdom - 1.4%
U.K. Gilt Inflation-Linked 0.13%, 03/22/2044 (F)	GBP 1,108,141	2,354,198

Total Foreign Government Obligations (Cost $36,868,032)		36,998,896

MORTGAGE-BACKED SECURITIES - 2.1%
BANK Series 2019-BN19, Class A3, 3.18%, 08/15/2061	$ 1,000,000	1,044,149
Benchmark Mortgage Trust Series 2018-B1, Class A2, 3.57%, 01/15/2051	230,000	237,729
CSAIL Commercial Mortgage Trust Series 2019-C17, Class A2, 3.00%, 09/15/2052	1,350,000	1,387,574
Jackson Park Trust Series 2019-LIC, Class A, 2.77%, 10/14/2039 (A)	800,000	792,202

Total Mortgage-Backed Securities (Cost $3,454,937)		3,461,654

U.S. GOVERNMENT OBLIGATIONS - 54.3%
U.S. Treasury Inflation-Protected Securities - 54.3%
U.S. Treasury Inflation-Indexed Bond
0.25%, 07/15/2029	3,017,970	3,047,256
0.63%, 02/15/2043	2,798,125	2,829,648
0.75%, 02/15/2042 - 02/15/2045	5,614,453	5,825,195
1.00%, 02/15/2046	2,660,097	2,925,219
1.38%, 02/15/2044	2,594,706	3,059,757
2.00%, 01/15/2026	2,593,020	2,882,262
2.38%, 01/15/2025 - 01/15/2027	7,252,895	8,189,783
2.50%, 01/15/2029	599,270	722,215
3.63%, 04/15/2028	954,594	1,221,100
U.S. Treasury Inflation-Indexed Note
0.13%, 04/15/2020 - 07/15/2024	25,026,796	25,059,217
0.25%, 01/15/2025	1,412,372	1,424,919
0.38%, 07/15/2025 - 01/15/2027	10,689,707	10,874,513
0.50%, 01/15/2028	5,445,608	5,586,328
0.63%, 01/15/2024 - 01/15/2026	7,332,677	7,536,476
0.75%, 07/15/2028	5,433,242	5,715,878
1.25%, 07/15/2020	2,477,874	2,501,552

Total U.S. Government Obligations (Cost $86,191,460)		89,401,318

	Shares	Value
PREFERRED STOCKS - 0.3%
Banks - 0.3%
Banco Santander SA, Series 6, 3-Month LIBOR + 0.52%, 4.00% (B) (E)	3,500	84,770

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
PREFERRED STOCKS (continued)
Banks (continued)
US Bancorp, Series A, 3-Month LIBOR + 1.02%, 3.50% (B)	500	$ 440,000

Total Preferred Stocks (Cost $500,925)		524,770

	Principal	Value
SHORT-TERM INVESTMENT COMPANY - 0.5%
Money Market Fund - 0.5%
State Street Institutional U.S. Government Money Market Fund, 1.53% (G)	$ 844,291	844,291

Total Short-Term Investment Company (Cost $844,291)		844,291

	Shares	Value
OTHER INVESTMENT COMPANY - 1.4%
Securities Lending Collateral - 1.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.56% (G)	2,330,888	$ 2,330,888

Total Other Investment Company (Cost $2,330,888)		2,330,888

Total Investments (Cost $163,179,517)		167,552,709
Net Other Assets (Liabilities) - (1.8)%		(2,925,534)

Net Assets - 100.0%		$ 164,627,175

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
JPMS	01/16/2020	USD	5,687,171	AUD	8,400,000	$—	$(210,000)
JPMS	01/16/2020	USD	3,830,451	CAD	5,094,225	—	(92,936)
JPMS	01/16/2020	USD	14,362,046	EUR	12,980,000	—	(212,455)
JPMS	01/16/2020	USD	5,066,213	GBP	4,125,000	—	(400,343)
JPMS	01/16/2020	USD	3,412,311	JPY	365,492,670	45,437	—
JPMS	01/16/2020	USD	1,986,670	MXN	39,500,000	—	(97,379)
JPMS	01/16/2020	USD	3,644,415	NZD	5,750,000	—	(227,391)
JPMS	01/16/2020	GBP	1,664,395	USD	2,162,134	43,564	—

Total						$89,001	$(1,240,504)

SECURITY VALUATION:

Valuation Inputs (H)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Security	$—	$404,471	$—	$404,471
Corporate Debt Securities	—	33,586,421	—	33,586,421
Foreign Government Obligations	—	36,998,896	—	36,998,896
Mortgage-Backed Securities	—	3,461,654	—	3,461,654
U.S. Government Obligations	—	89,401,318	—	89,401,318
Preferred Stocks	524,770	—	—	524,770
Short-Term Investment Company	844,291	—	—	844,291
Other Investment Company	2,330,888	—	—	2,330,888

Total Investments	$3,699,949	$163,852,760	$—	$167,552,709

Other Financial Instruments
Forward Foreign Currency Contracts (I)	$—	$89,001	$—	$89,001

Total Other Financial Instruments	$—	$89,001	$—	$89,001

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

SECURITY VALUATION (continued):

Valuation Inputs (H) (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
LIABILITIES
Other Financial Instruments
Forward Foreign Currency Contracts (I)	$—	$(1,240,504)	$—	$(1,240,504)

Total Other Financial Instruments	$—	$(1,240,504)	$—	$(1,240,504)

Transfers

Investments	Transfers from Level 1 to Level 3	Transfers from Level 3 to Level 1	Transfers from Level 2 to Level 3	Transfers from Level 3 to Level 2
Corporate Debt Securities (D)	$—	$—	$—	$2,581,800

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, the total value of 144A securities is $8,604,354, representing 5.2% of the Portfolio’s net assets.
(B)	Floating or variable rate securities. The rates disclosed are as of December 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(C)	Perpetual maturity. The date displayed is the next call date.
(D)	Transferred from Level 3 to 2 due to utilizing significant observable inputs. As of prior reporting period the security utilized significant unobservable inputs.
(E)	All or a portion of the securities are on loan. The total value of all securities on loan is $2,283,503. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(F)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2019, the total value of Regulation S securities is $18,963,214, representing 11.5% of the Portfolio’s net assets.
(G)	Rates disclosed reflect the yields at December 31, 2019.
(H)	The Portfolio recognizes transfers in and out of Level 3 as of December 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(I)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
MXN	Mexican Peso
NZD	New Zealand Dollar
USD	United States Dollar

COUNTERPARTY ABBREVIATION:

JPMS	JPMorgan Securities LLC

PORTFOLIO ABBREVIATIONS:

CPI-YoY	US Consumer Price Index Urban Consumers Year Over Year
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PineBridge Inflation Opportunities VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2019

Assets:
Investments, at value (cost $163,179,517) (including securities loaned of $2,283,503)	$167,552,709
Cash	5,046
Cash collateral pledged at broker for:
OTC derivatives (A)	110,000
Foreign currency, at value (cost $60,921)	62,087
Receivables and other assets:
Net income from securities lending	1,508
Shares of beneficial interest sold	45
Dividends	4,472
Interest	579,207
Unrealized appreciation on forward foreign currency contracts	89,001

Total assets	168,404,075

Liabilities:
Cash collateral received upon return of:
Securities on loan	2,330,888
Payables and other liabilities:
Shares of beneficial interest redeemed	17,619
Investment management fees	83,936
Distribution and service fees	36,177
Transfer agent costs	237
Trustees, CCO and deferred compensation fees	636
Audit and tax fees	30,082
Custody fees	11,775
Legal fees	1,955
Printing and shareholder reports fees	19,980
Other accrued expenses	3,111
Unrealized depreciation on forward foreign currency contracts	1,240,504

Total liabilities	3,776,900

Net assets	$164,627,175

Net assets consist of:
Capital stock ($0.01 par value)	$156,777
Additional paid-in capital	172,277,825
Total distributable earnings (accumulated losses)	(7,807,427)

Net assets	$164,627,175

Net assets by class:
Initial Class	$10,993
Service Class	164,616,182

Shares outstanding:
Initial Class	1,062
Service Class	15,676,621

Net asset value and offering price per share:
Initial Class	$10.35
Service Class	10.50

(A)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.

STATEMENT OF OPERATIONS

For the year ended December 31, 2019

Investment Income:
Dividend income	$21,813
Interest income	3,924,724
Net income from securities lending	6,381

Total investment income	3,952,918

Expenses:
Investment management fees	975,480
Distribution and service fees:
Service Class	420,439
Transfer agent costs	2,547
Trustees, CCO and deferred compensation fees	5,150
Audit and tax fees	43,893
Custody fees	26,454
Legal fees	9,075
Printing and shareholder reports fees	24,995
Other	11,651

Total expenses	1,519,684

Net investment income (loss)	2,433,234

Net realized gain (loss) on:
Investments	300,842
Forward foreign currency contracts	2,347,081
Foreign currency transactions	(5,470)

Net realized gain (loss)	2,642,453

Net change in unrealized appreciation (depreciation) on:
Investments	10,045,547
Forward foreign currency contracts	(1,858,495)
Translation of assets and liabilities denominated in foreign currencies	3,390

Net change in unrealized appreciation (depreciation)	8,190,442

Net realized and change in unrealized gain (loss)	10,832,895

Net increase (decrease) in net assets resulting from operations	$13,266,129

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PineBridge Inflation Opportunities VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2019	December 31, 2018
From operations:
Net investment income (loss)	$2,433,234	$3,649,945
Net realized gain (loss)	2,642,453	1,226,247
Net change in unrealized appreciation (depreciation)	8,190,442	(7,709,555)

Net increase (decrease) in net assets resulting from operations	13,266,129	(2,833,363)

Dividends and/or distributions to shareholders:
Initial Class	(281)	(205)
Service Class	(3,857,494)	(3,025,768)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(3,857,775)	(3,025,973)

Capital share transactions:
Proceeds from shares sold:
Service Class	4,201,049	7,993,445

	4,201,049	7,993,445

Dividends and/or distributions reinvested:
Initial Class	281	205
Service Class	3,857,494	3,025,768

	3,857,775	3,025,973

Cost of shares redeemed:
Service Class	(22,538,045)	(24,796,603)

	(22,538,045)	(24,796,603)

Net increase (decrease) in net assets resulting from capital share transactions	(14,479,221)	(13,777,185)

Net increase (decrease) in net assets	(5,070,867)	(19,636,521)

Net assets:
Beginning of year	169,698,042	189,334,563

End of year	$164,627,175	$169,698,042

Capital share transactions - shares:
Shares issued:
Service Class	406,504	787,986

	406,504	787,986

Shares reinvested:
Initial Class	27	21
Service Class	368,433	300,473

	368,460	300,494

Shares redeemed:
Service Class	(2,181,010)	(2,452,812)

	(2,181,010)	(2,452,812)

Net increase (decrease) in shares outstanding:
Initial Class	27	21
Service Class	(1,406,073)	(1,364,353)

	(1,406,046)	(1,364,332)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PineBridge Inflation Opportunities VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2019		December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of year	$9.80		$10.13	$9.84	$9.53		$9.94

Investment operations:
Net investment income (loss) (A)	0.17		0.23	0.16	0.13	(B)	0.05
Net realized and unrealized gain (loss)	0.65		(0.36)	0.18	0.26		(0.31)

Total investment operations	0.82		(0.13)	0.34	0.39		(0.26)

Dividends and/or distributions to shareholders:
Net investment income	(0.27)		(0.20)	(0.05)	(0.08)		(0.15)

Net asset value, end of year	$10.35		$9.80	$10.13	$9.84		$9.53

Total return	8.39%		(1.29)%	3.42%	4.12%		(2.68)%

Ratio and supplemental data:
Net assets end of year (000’s)	$11		$10	$10	$10		$9
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.65	%(C)	0.65%	0.65%	0.65%		0.64%
Including waiver and/or reimbursement and recapture	0.65	%(C)	0.65%	0.65%	0.64	%(B)	0.64%
Net investment income (loss) to average net assets	1.71%		2.30%	1.64%	1.33	%(B)	0.47%
Portfolio turnover rate	26%		37%	38%	94%		36%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2019		December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of year	$9.93		$10.26	$9.97	$9.66		$10.07

Investment operations:
Net investment income (loss) (A)	0.15		0.21	0.14	0.11	(B)	0.02
Net realized and unrealized gain (loss)	0.66		(0.37)	0.17	0.26		(0.31)

Total investment operations	0.81		(0.16)	0.31	0.37		(0.29)

Dividends and/or distributions to shareholders:
Net investment income	(0.24)		(0.17)	(0.02)	(0.06)		(0.12)

Net asset value, end of year	$10.50		$9.93	$10.26	$9.97		$9.66

Total return	8.20%		(1.55)%	3.13%	3.80%		(2.87)%

Ratio and supplemental data:
Net assets end of year (000’s)	$164,616		$169,688	$189,325	$190,005		$192,312
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.90	%(C)	0.90%	0.90%	0.90%		0.89%
Including waiver and/or reimbursement and recapture	0.90	%(C)	0.90%	0.90%	0.89	%(B)	0.89%
Net investment income (loss) to average net assets	1.45%		2.04%	1.41%	1.08	%(B)	0.24%
Portfolio turnover rate	26%		37%	38%	94%		36%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2019

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PineBridge Inflation Opportunities VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2019

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2019 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. Generally Accepted Accounting Principles in the United States of America establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2019

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SECURITY VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2019, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Investment companies: Certain investment companies are valued at the NAV of the underlying Portfolios as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying portfolios and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Transamerica Series Trust	Annual Report 2019

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SECURITY VALUATION (continued)

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2019, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2019, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or

Transamerica Series Trust	Annual Report 2019

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2019.

Repurchase agreements at December 31, 2019, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities on non-U.S. fixed income investments, as well as on securities traded on U.S. exchanges. Loan counterparties pledge cash collateral with a value of at least 105% of the current value of the loaned securities for non-U.S. equity positions. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio (the “Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2019; however no individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2019, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2019.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$2,296,012	$—	$—	$—	$2,296,012
Preferred Stocks	34,876	—	—	—	34,876
Total Securities Lending Transactions	$2,330,888	$—	$—	$—	$2,330,888
Total Borrowings	$2,330,888	$—	$—	$—	$2,330,888

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Transamerica Series Trust	Annual Report 2019

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2019, if any, are listed within the Schedule of Investments. Unrealized appreciation (depreciation), as applicable, is shown in Unrealized appreciation or depreciation on forward foreign currency contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2019.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	$—	$89,001	$—	$—	$—	$89,001
Total	$—	$89,001	$—	$—	$—	$89,001

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	$—	$(1,240,504)	$—	$—	$—	$(1,240,504)
Total	$—	$(1,240,504)	$—	$—	$—	$(1,240,504)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2019.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts	$—	$2,347,081	$—	$—	$—	$2,347,081
Total	$—	$2,347,081	$—	$—	$—	$2,347,081

Transamerica Series Trust	Annual Report 2019

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts	$—	$(1,858,495)	$—	$—	$—	$(1,858,495)
Total	$—	$(1,858,495)	$—	$—	$—	$(1,858,495)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2019.

Forward Foreign Currency Contracts at Contract Amount
Purchased	Sold
$ 1,847,839	$ 39,733,669

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

The following is a summary of the Portfolio OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2019. For

Transamerica Series Trust	Annual Report 2019

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Amount	Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Amount
Counterparty		Financial Instruments	Collateral Received (B)			Financial Instruments	Collateral Pledged (B)
	Assets				Liabilities
JPMorgan Securities LLC	$89,001	$(89,001)	$—	$—	$1,240,504	$(89,001)	$(110,000)	$1,041,503

Total	$89,001	$(89,001)	$—	$—	$1,240,504	$(89,001)	$(110,000)	$1,041,503

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

7. RISK FACTOR

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Fixed income risk: The value of fixed income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels in the U.S., so the Portfolio faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

LIBOR Risk: Many financial instruments, financings or other transactions to which the Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). LIBOR is widely used in financial markets. In July 2017, the United Kingdom’s financial regulatory body announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Portfolio’s performance or NAV.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Series Trust	Annual Report 2019

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $200 million	0.58%
Over $200 million up to $500 million	0.57
Over $500 million	0.54

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.75%	May 1, 2020
Service Class	1.00	May 1, 2020

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the thirty-six months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2019 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2019, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2020. Prior to

Transamerica Series Trust	Annual Report 2019

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2019, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2019, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2019.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2019, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 31,188,000	$ 11,412,335	$ 36,604,869	$ 16,128,200

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, forward contracts mark to market, premium amortization accruals and TIPS adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to premium amortization foreign currency gain and losses, paydown gains and losses, and TIPS adjustments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

Transamerica Series Trust	Annual Report 2019

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2019, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 164,825,227	$ 3,776,104	$ (1,048,622)	$ 2,727,482

As of December 31, 2019, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 140,222	$ 12,801,078

During the year ended December 31, 2019, the capital loss carryforwards utilized or expired are $426,811.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2019 and 2018 are as follows:

2019 Distributions Paid From			2018 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 3,857,775	$ —	$ —	$ 3,025,973	$ —	$ —

As of December 31, 2019, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 2,404,540	$ —	$ (12,941,300)	$ —	$ 1	$ 2,729,332

11. CHANGE IN ACCOUNTING PRINCIPLE

The Portfolio has adopted Financial Accounting Standards Board Accounting (“FASB”) Standards Update 2017-08 “Premium Amortization of Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Portfolio has changed the amortization period for the premium on certain purchased callable debt securities with explicit non-contingent call features to the earliest call date.

It is impracticable to evaluate the effect on individual prior periods, therefore the Portfolio applied the amendments on a modified retrospective basis by recognizing a cumulative effect adjustment that decreased the beginning of period cost of investments and increased the unrealized appreciation on investments by $1,059. This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total accumulated earnings (loss) or the net asset value of the Portfolio’s financial statements.

12. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and has early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

13. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

14. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as sub-adviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties have been deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica PineBridge Inflation Opportunities VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica PineBridge Inflation Opportunities VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2020

Transamerica Series Trust	Annual Report 2019

Transamerica PineBridge Inflation Opportunities VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2019.

Transamerica Series Trust	Annual Report 2019

Transamerica ProFund UltraBear VP

(unaudited)

MARKET ENVIRONMENT

For the fiscal year ended December 31, 2019 the S&P 500® (the “Index”) had a total return of 31.49%.The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability.

PERFORMANCE

For the year ended December 31, 2019, Transamerica ProFund UltraBear VP, Service Class returned -42.86%. By comparison, its benchmark, the S&P 500®, returned 31.49%.

STRATEGY REVIEW

Transamerica ProFund UltrBear VP Portfolio (the “Portfolio”) seeks daily investment results, before fees and expenses, that correspond to twice the inverse (-2x) of the return of the S&P 500® for a single day, not for any other period. The return of the Portfolio for periods longer than a single day will be the result of its return for each day compounded over the period. The Portfolio’s return for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Portfolio’s stated multiple (-2x) times the return of the Portfolio’s Index for the same period.

During the fiscal year ended December 31, 2019, the Portfolio invested in futures contracts as a substitute for directly shorting stocks in order to seek returns for a single day that are inverse leveraged (-2x) to the returns of the Index for that day.

During the fiscal year, the Portfolio used derivatives. These positions detracted from performance.

Michael Neches

Devin Sullivan

Co-Portfolio Managers

ProFund Advisors LLC

Asset Allocation	Percentage of Net Assets
Short-Term Investment Companies	60.1%
Repurchase Agreement	30.0
Net Other Assets (Liabilities) ^	9.9
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2019

Transamerica ProFund UltraBear VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Service Class	(42.86)%	(21.84)%	(25.99)%	05/01/2009
S&P 500® (A)	31.49%	11.70%	13.56%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Portfolio is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified portfolio. To the extent the Portfolio invests its assets in fewer issuers, the Portfolio will be more susceptible to negative events affecting those issuers.

Transamerica Series Trust	Annual Report 2019

Transamerica ProFund UltraBear VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2019, and held for the entire six-month period until December 31, 2019.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$800.00	$5.58	$1,019.00	$6.26	1.23%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2019

Transamerica ProFund UltraBear VP

SCHEDULE OF INVESTMENTS

At December 31, 2019

	Shares	Value
SHORT-TERM INVESTMENT COMPANIES - 60.1%
Money Market Funds - 60.1%
BlackRock Liquidity Funds T-Fund, 1.50% (A)	3,977,520	$ 3,977,520
Dreyfus Treasury Obligations Cash Management Fund, 1.49% (A)	761	761
State Street Institutional U.S. Government Money Market Fund, 1.53% (A)	3,977,520	3,977,520

Total Short-Term Investment Companies (Cost $7,955,801)		7,955,801

Principal	Value
REPURCHASE AGREEMENT - 30.0%

Fixed Income Clearing Corp., 0.85% (A), dated 12/31/2019, to be repurchased at $3,977,708 on 01/02/2020. Collateralized by U.S. Government Obligations, 2.75% - 2.88%, due 09/15/2021 - 11/15/2021, and with a total value of $4,057,442.

$ 3,977,520	$ 3,977,520

Total Repurchase Agreement (Cost $3,977,520)	3,977,520

Total Investments (Cost $11,933,321)	11,933,321
Net Other Assets (Liabilities) - 9.9%	1,317,160

Net Assets - 100.0%	$ 13,250,481

FUTURES CONTRACTS:

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	(166)	03/20/2020	$(26,317,786)	$(26,818,130)	$—	$(500,344)
SECURITY VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Short-Term Investment Companies	$7,955,801	$—	$—	$7,955,801
Repurchase Agreement	—	3,977,520	—	3,977,520

Total Investments	$7,955,801	$3,977,520	$—	$11,933,321

LIABILITIES
Other Financial Instruments
Futures Contracts (C)	$(500,344)	$—	$—	$(500,344)

Total Other Financial Instruments	$(500,344)	$—	$—	$(500,344)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rates disclosed reflect the yields at December 31, 2019.
(B)	There were no transfers in or out of Level 3 during the year ended December 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(C)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica ProFund UltraBear VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2019

Assets:
Unaffiliated investments, at value (cost $7,955,801)	$7,955,801
Repurchase agreement, at value (cost $3,977,520)	3,977,520
Cash	255,802
Cash collateral pledged at broker for:
Futures contracts	1,150,380
Receivables and other assets:
Shares of beneficial interest sold	7,077
Interest	540

Total assets	13,347,120

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	18
Investment management fees	11,150
Distribution and service fees	3,144
Transfer agent costs	24
Trustees, CCO and deferred compensation fees	67
Audit and tax fees	10,602
Custody fees	1,742
Legal fees	251
Printing and shareholder reports fees	4,516
Other accrued expenses	1,215
Variation margin payable on futures contracts	63,910

Total liabilities	96,639

Net assets	$13,250,481

Net assets consist of:
Capital stock ($0.01 par value)	$467,287
Additional paid-in capital	179,828,416
Total distributable earnings (accumulated losses)	(167,045,222)

Net assets	$13,250,481

Shares outstanding	46,728,722

Net asset value and offering price per share	$0.28

STATEMENT OF OPERATIONS

For the year ended December 31, 2019

Investment Income:
Interest income from unaffiliated investments	$281,754

Total investment income	281,754

Expenses:
Investment management fees	177,302
Distribution and service fees	50,370
Transfer agent costs	337
Trustees, CCO and deferred compensation fees	571
Audit and tax fees	15,198
Custody fees	2,939
Legal fees	1,218
Printing and shareholder reports fees	4,565
Other	6,640

Total expenses before waiver and/or reimbursement and recapture	259,140

Expense waived and/or reimbursed	(15,632)
Recapture of previously waived and/or reimbursed fees	4,317

Net expenses	247,825

Net investment income (loss)	33,929

Net realized gain (loss) on:
Futures contracts	(9,482,588)

Net change in unrealized appreciation (depreciation) on:
Futures contracts	(3,315,832)

Net realized and change in unrealized gain (loss)	(12,798,420)

Net increase (decrease) in net assets resulting from operations	$(12,764,491)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica ProFund UltraBear VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2019	December 31, 2018
From operations:
Net investment income (loss)	$33,929	$(24,582)
Net realized gain (loss)	(9,482,588)	(1,596,042)
Net change in unrealized appreciation (depreciation)	(3,315,832)	3,261,947

Net increase (decrease) in net assets resulting from operations	(12,764,491)	1,641,323

Capital share transactions:
Proceeds from shares sold	3,575,169	27,408,160
Cost of shares redeemed	(14,066,389)	(6,217,746)

Net increase (decrease) in net assets resulting from capital share transactions	(10,491,220)	21,190,414

Net increase (decrease) in net assets	(23,255,711)	22,831,737

Net assets:
Beginning of year	36,506,192	13,674,455

End of year	$13,250,481	$36,506,192

Capital share transactions - shares:
Shares issued	9,696,592	59,130,067
Shares redeemed	(37,506,916)	(14,278,103)

Net increase (decrease) in shares outstanding	(27,810,324)	44,851,964

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

Service Class
December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015
Net asset value, beginning of year	$0.49	$0.46	$0.68	$0.89	$0.96

Investment operations:
Net investment income (loss) (A)	0.00	(B)	(0.00	)(B)	(0.01)	(0.01	)(C)	(0.01)
Net realized and unrealized gain (loss)	(0.21)	0.03	(0.21)	(0.20)	(0.06)

Total investment operations	(0.21)	0.03	(0.22)	(0.21)	(0.07)

Net asset value, end of year	$0.28	$0.49	$0.46	$0.68	$0.89

Total return	(42.86)%	6.52%	(32.35)%	(23.60)%	(7.29)%

Ratio and supplemental data:
Net assets end of year (000’s)	$13,250	$36,506	$13,674	$34,876	$33,848
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	1.29%	1.29%	1.26%	1.20%	1.24%
Including waiver and/or reimbursement and recapture	1.23%	1.23%	1.23%	1.22	%(C)	1.23%
Net investment income (loss) to average net assets	0.17%	(0.15)%	(1.10)%	(1.17	)%(C)	(1.22)%
Portfolio turnover rate	—%	—%	—%	—%	—%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Does not include expenses of the underlying investments in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2019

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica ProFund UltraBear VP (the “Portfolio”) is a series of TST and is classified as non-diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2019

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2019 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2019, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Transamerica Series Trust	Annual Report 2019

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SECURITY VALUATION (continued)

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV of the underlying Portfolios as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying portfolios and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2019, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2019.

Repurchase agreements at December 31, 2019, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2019

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio, uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2019, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2019.

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$(500,344)	$—	$—	$(500,344)
Total	$—	$—	$(500,344)	$—	$—	$(500,344)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2019

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2019.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$(9,482,588)	$—	$—	$(9,482,588)
Total	$—	$—	$(9,482,588)	$—	$—	$(9,482,588)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$(3,315,832)	$—	$—	$(3,315,832)
Total	$—	$—	$(3,315,832)	$—	$—	$(3,315,832)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2019.

Futures Contracts at Notional Amount
Long	Short
$ 56,724	$ (40,957,261)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Series Trust	Annual Report 2019

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $250 million	0.88%
Over $250 million up to $750 million	0.83%
Over $750 million	0.78%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	1.23%	May 1, 2020

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the thirty-six months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2019 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the years ended December 31, 2017, December 31, 2018 and December 31, 2019, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available
2017	2018	2019	Total
$ 4,256	$ 10,662	$ 15,632	$ 30,550

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

Transamerica Series Trust	Annual Report 2019

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2019, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2019, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2019.

7. PURCHASES AND SALES OF SECURITIES

During the year ended December 31, 2019, there were no proceeds from securities purchased or securities sold (excluding short-term securities).

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, futures contracts mark to market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2019, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 11,933,321	$ —	$ —	$ —

Transamerica Series Trust	Annual Report 2019

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2019, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 66,834,270	$ 100,244,881

During the year ended December 31, 2019, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2019 and 2018 are as follows:

2019 Distributions Paid From			2018 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ —	$ —	$ —	$ —	$ —	$ —

As of December 31, 2019, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 33,929	$ —	$ (167,079,151)	$ —	$ —	$ —

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and has early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

11. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

Transamerica Series Trust	Annual Report 2019

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

11. LEGAL PROCEEDINGS (continued)

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as sub-adviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties have been deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica ProFund UltraBear VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica ProFund UltraBear VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2020

Transamerica Series Trust	Annual Report 2019

Transamerica ProFund UltraBear VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2019.

Transamerica Series Trust	Annual Report 2019

Transamerica QS Investors Active Asset Allocation –  Conservative VP

(unaudited)

MARKET ENVIRONMENT

After a disappointing 2018, global equity markets bounced back with double digit returns across all major regions. 2019 started off with a strong rebound in the first quarter, following the market sell-off that occurred during the fourth quarter of 2018. In the U.S., the S&P 500® returned 13.65%, one of the strongest quarterly performances of the past decade. U.S. equity volatility, as measured by the VIX Index, fell during the quarter.

Global equities across the board rose during the second quarter, however at a more tempered pace compared to the first quarter. Volatility picked up in May, where all major global equity regions experienced a sell-off, led by a decline in Chinese equities. During the quarter, global and U.S. bonds rose, supported by dovish rhetoric from the U.S. Federal Reserve (“Fed”), European Central Bank and Bank of Japan. The quarter ended with a boost from President Trump and Chinese President Xi Jinping agreeing to a cease fire on the trade war.

The third quarter saw mixed performance across global equities. In August, all major equity regions experienced a sell-off that was led by U.S. small cap equities. Gold, considered a “flight to quality” asset, rose during the quarter and reached a multi-year high in August.

The year ended with a fourth quarter rally. This was led by Chinese equities on the back of improved prospects of a trade deal with the U.S. Although U.S. economic data remained mixed, U.S. equities rallied in the quarter.

In 2019, the Fed cut interest rates by twenty-five basis points on three separate occasions, a major contrast to the expectations of two rate hikes entering the year. The yield curve flattened due to the rising expectations of multiple interest rate cuts by year-end and weaker U.S. manufacturing data. In the third quarter, the Fed cut interest rates twice and the two-year and ten-year spread inverted for the first time in over a decade. The thirty-year yield also dropped below two percent for the first time. In October, the Fed cut interest rates for the final time in 2019 and reduced its expectations of additional rate cuts.

PERFORMANCE

For the year ended December 31, 2019, Transamerica QS Investors Active Asset Allocation – Conservative VP, Initial Class returned 11.47%. By comparison, its primary, secondary and additional benchmarks, the Bloomberg Barclays US Aggregate Bond Index, the Russell 3000® Index and the Transamerica QS Investors Active Asset Allocation – Conservative VP Blended Benchmark, returned 8.72%, 31.02% and 15.54%, respectively.

STRATEGY REVIEW

The Transamerica QS Investors Active Asset Allocation – Conservative VP Portfolio was created to enable investor participation during risk-on markets while protecting investors from drawdowns in trending down-markets through investing in all passive exchange traded funds (“ETFs”). The Portfolio implements Two-Way Dynamic Rebalancing which allows it to decrease equity exposures below their equity strategic target allocations in trending down markets, while allowing the equity exposure to go above its strategic target during trending up markets. The Portfolio seeks to participate in market returns in trending up markets, to outperform in trending down markets; the Portfolio may lag in oscillating market conditions. The Portfolio has a target allocation of 35% equity and 65% fixed income.

Underlying performance of holdings was positive across the board. The best performing ETF holdings were the Vanguard Small-Cap Growth ETF, the iShares Core S&P 500 ETF and the iShares Russell 1000 ETF. The laggard among ETFs was the Vanguard Total International Bond ETF.

Relative to its blended benchmark, the Portfolio underperformed. Asset allocation effects were the primary driver in underperformance as the Portfolio utilized its dynamic rebalancing to de-risk and therefore was unable to fully participate during periods of equity market rebounds. Sub-asset class selection contributed to returns, particularly within fixed income, through the allocation to convertible bonds.

Through the Portfolio’s Two-Way Dynamic Rebalancing mechanism, the Portfolio was allocated to its minimum equity weight in January. As volatility decreased in February, the Portfolio re-risked and approached its maximum equity weight in April. The Portfolio de-risked as volatility increased, approaching its minimum equity weight in the third quarter. As volatility retreated the Portfolio re-risked in November, reaching its maximum equity target and maintaining that through year-end.

Adam J. Petryk, CFA

Lisa Wang, CFA

Thomas Picciochi

Co-Portfolio Managers

QS Investors, LLC

Transamerica Series Trust	Annual Report 2019

Transamerica QS Investors Active Asset Allocation –  Conservative VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	45.6%
U.S. Equity Funds	36.7
Other Investment Company	16.0
International Equity Funds	12.6
International Fixed Income Fund	4.5
Repurchase Agreement	0.6
Net Other Assets (Liabilities)	(16.0)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2019

Transamerica QS Investors Active Asset Allocation –  Conservative VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	11.47%	4.11%	4.36%	05/01/2011
Bloomberg Barclays US Aggregate Bond Index (A)	8.72%	3.05%	3.37%
Russell 3000® Index (B)	31.02%	11.24%	12.37%
Transamerica QS Investors Active Asset Allocation - Conservative VP Blended Benchmark (A) (B) (C) (D)	15.54%	5.56%	5.85%
Service Class	11.23%	3.87%	4.11%	05/01/2011

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(C) The Transamerica QS Investors Active Asset Allocation – Conservative VP Blended Benchmark is composed of the following benchmarks: 65% Bloomberg Barclays US Aggregate Bond Index, 25% Russell 3000® Index, and 10% FTSE All-World Index ex-U.S.

(D) The FTSE All-World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid cap stocks, providing coverage of developed and emerging markets excluding the U.S.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Tactical Asset Allocation is a portfolio strategy that attempts to take advantage of market highs and lows. The selection of a Tactical Asset Allocation portfolio will not guarantee a profit nor protect against a loss.

ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s share may not develop or be maintained.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2019

Transamerica QS Investors Active Asset Allocation –  Conservative VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2019, and held for the entire six-month period until December 31, 2019.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,039.70	$3.03	$1,022.20	$3.01	0.59%
Service Class	1,000.00	1,038.90	4.32	1,021.00	4.28	0.84

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2019

Transamerica QS Investors Active Asset Allocation –  Conservative VP

SCHEDULE OF INVESTMENTS

At December 31, 2019

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.4%
International Equity Funds - 12.6%
iShares Edge MSCI Min Vol EAFE ETF (A)	67,675	$ 5,044,495
Vanguard FTSE All-World ex-US ETF (A)	581,252	31,242,295
Vanguard Total International Stock ETF (A)	187,313	10,431,461

		46,718,251

International Fixed Income Fund - 4.5%
Vanguard Total International Bond ETF (A)	297,644	16,840,698

U.S. Equity Funds - 36.7%
iShares Core S&P 500 ETF	97,313	31,455,454
iShares Edge MSCI Min Vol USA ETF (A)	78,747	5,165,803
iShares Russell 1000 ETF (A)	499,968	89,204,291
Vanguard Small-Cap Growth ETF (A)	26,049	5,175,936
Vanguard Small-Cap Value ETF (A)	37,956	5,202,629

		136,204,113

U.S. Fixed Income Funds - 45.6%
iShares Core U.S. Aggregate Bond ETF	357,688	40,193,401
iShares TIPS Bond ETF	49,378	5,755,993
SPDR Bloomberg Barclays Convertible Securities ETF (A)	158,640	8,804,520
Vanguard Total Bond Market ETF	1,369,534	114,849,121

		169,603,035

Total Exchange-Traded Funds (Cost $352,817,897)		369,366,097

	Shares	Value
OTHER INVESTMENT COMPANY - 16.0%
Securities Lending Collateral - 16.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.56% (B)	59,376,978	$ 59,376,978

Total Other Investment Company (Cost $59,376,978)		59,376,978

	Principal	Value
REPURCHASE AGREEMENT - 0.6%
Fixed Income Clearing Corp., 0.85% (B), dated 12/31/2019, to be repurchased at $2,100,697 on 01/02/2020. Collateralized by a U.S. Government Obligation, 2.75%, due 09/15/2021, and with a value of $2,146,852.	$ 2,100,598	2,100,598

Total Repurchase Agreement (Cost $2,100,598)		2,100,598

Total Investments (Cost $414,295,473)		430,843,673
Net Other Assets (Liabilities) - (16.0)%		(59,524,534)

Net Assets - 100.0%		$ 371,319,139

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$369,366,097	$—	$—	$369,366,097
Other Investment Company	59,376,978	—	—	59,376,978
Repurchase Agreement	—	2,100,598	—	2,100,598

Total Investments	$428,743,075	$2,100,598	$—	$430,843,673

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $58,171,490. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at December 31, 2019.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica QS Investors Active Asset Allocation –  Conservative VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2019

Assets:
Unaffiliated investments, at value (cost $412,194,875) (including securities loaned of $58,171,490)	$428,743,075
Repurchase agreement, at value (cost $2,100,598)	2,100,598
Receivables and other assets:
Net income from securities lending	13,678
Shares of beneficial interest sold	148,267
Interest	50

Total assets	431,005,668

Liabilities:
Cash collateral received upon return of:
Securities on loan	59,376,978
Payables and other liabilities:
Shares of beneficial interest redeemed	412
Investment management fees	180,204
Distribution and service fees	80,026
Transfer agent costs	523
Trustees, CCO and deferred compensation fees	1,338
Audit and tax fees	14,449
Custody fees	4,639
Legal fees	4,391
Printing and shareholder reports fees	17,820
Other accrued expenses	5,749

Total liabilities	59,686,529

Net assets	$371,319,139

Net assets consist of:
Capital stock ($0.01 par value)	$343,233
Additional paid-in capital	350,409,048
Total distributable earnings (accumulated losses)	20,566,858

Net assets	$371,319,139

Net assets by class:
Initial Class	$4,481,437
Service Class	366,837,702

Shares outstanding:
Initial Class	411,450
Service Class	33,911,875

Net asset value and offering price per share:
Initial Class	$10.89
Service Class	10.82

STATEMENT OF OPERATIONS

For the year ended December 31, 2019

Investment Income:
Dividend income from unaffiliated investments	$9,543,023
Interest income from unaffiliated investments	297,262
Net income from securities lending	113,417

Total investment income	9,953,702

Expenses:
Investment management fees	2,095,919
Distribution and service fees:
Service Class	931,576
Transfer agent costs	5,664
Trustees, CCO and deferred compensation fees	11,503
Audit and tax fees	20,888
Custody fees	7,751
Legal fees	20,213
Printing and shareholder reports fees	24,462
Other	26,910

Total expenses	3,144,886

Net investment income (loss)	6,808,816

Net realized gain (loss) on:
Unaffiliated investments	5,919,806

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	27,383,231

Net realized and change in unrealized gain (loss)	33,303,037

Net increase (decrease) in net assets resulting from operations	$40,111,853

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica QS Investors Active Asset Allocation –  Conservative VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2019	December 31, 2018
From operations:
Net investment income (loss)	$6,808,816	$7,427,188
Net realized gain (loss)	5,919,806	26,803,884
Net change in unrealized appreciation (depreciation)	27,383,231	(46,049,773)

Net increase (decrease) in net assets resulting from operations	40,111,853	(11,818,701)

Dividends and/or distributions to shareholders:
Initial Class	(430,936)	(81,233)
Service Class	(35,064,774)	(6,560,932)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(35,495,710)	(6,642,165)

Capital share transactions:
Proceeds from shares sold:
Initial Class	302,514	1,037,304
Service Class	3,143,581	5,135,929

	3,446,095	6,173,233

Dividends and/or distributions reinvested:
Initial Class	430,936	81,233
Service Class	35,064,774	6,560,932

	35,495,710	6,642,165

Cost of shares redeemed:
Initial Class	(490,712)	(955,577)
Service Class	(50,774,434)	(63,410,166)

	(51,265,146)	(64,365,743)

Net increase (decrease) in net assets resulting from capital share transactions	(12,323,341)	(51,550,345)

Net increase (decrease) in net assets	(7,707,198)	(70,011,211)

Net assets:
Beginning of year	379,026,337	449,037,548

End of year	$371,319,139	$379,026,337

Capital share transactions - shares:
Shares issued:
Initial Class	27,324	93,522
Service Class	287,163	460,716

	314,487	554,238

Shares reinvested:
Initial Class	41,081	7,299
Service Class	3,365,141	592,676

	3,406,222	599,975

Shares redeemed:
Initial Class	(44,650)	(85,668)
Service Class	(4,608,695)	(5,739,329)

	(4,653,345)	(5,824,997)

Net increase (decrease) in shares outstanding:
Initial Class	23,755	15,153
Service Class	(956,391)	(4,685,937)

	(932,636)	(4,670,784)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica QS Investors Active Asset Allocation –  Conservative VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of year	$10.82	$11.32	$10.32	$10.18		$10.85

Investment operations:
Net investment income (loss) (A)	0.23	0.23	0.19	0.19	(B)	0.16
Net realized and unrealized gain (loss)	0.97	(0.52)	1.03	0.11		(0.39)

Total investment operations	1.20	(0.29)	1.22	0.30		(0.23)

Dividends and/or distributions to shareholders:
Net investment income	(0.26)	(0.21)	(0.22)	(0.16)		(0.13)
Net realized gains	(0.87)	—	—	—		(0.31)

Total dividends and/or distributions to shareholders	(1.13)	(0.21)	(0.22)	(0.16)		(0.44)

Net asset value, end of year	$10.89	$10.82	$11.32	$10.32		$10.18

Total return	11.47%	(2.61)%	11.92%	2.87%		(2.13)%

Ratio and supplemental data:
Net assets end of year (000’s)	$4,481	$4,195	$4,218	$4,204		$4,298
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.59%	0.58%	0.58%	0.58%		0.59%
Including waiver and/or reimbursement and recapture	0.59%	0.58%	0.58%	0.57	%(B)	0.59%
Net investment income (loss) to average net assets	2.06%	2.07%	1.73%	1.87	%(B)	1.49%
Portfolio turnover rate	151%	135%	3%	143%		240%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of year	$10.75	$11.25	$10.25	$10.11		$10.78

Investment operations:
Net investment income (loss) (A)	0.20	0.20	0.16	0.17	(B)	0.13
Net realized and unrealized gain (loss)	0.97	(0.52)	1.03	0.10		(0.38)

Total investment operations	1.17	(0.32)	1.19	0.27		(0.25)

Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.18)	(0.19)	(0.13)		(0.11)
Net realized gains	(0.87)	—	—	—		(0.31)

Total dividends and/or distributions to shareholders	(1.10)	(0.18)	(0.19)	(0.13)		(0.42)

Net asset value, end of year	$10.82	$10.75	$11.25	$10.25		$10.11

Total return	11.23%	(2.89)%	11.70%	2.65%		(2.36)%

Ratio and supplemental data:
Net assets end of year (000’s)	$366,838	$374,831	$444,820	$457,900		$466,880
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.84%	0.83%	0.83%	0.83%		0.84%
Including waiver and/or reimbursement and recapture	0.84%	0.83%	0.83%	0.82	%(B)	0.84%
Net investment income (loss) to average net assets	1.80%	1.78%	1.47%	1.61	%(B)	1.27%
Portfolio turnover rate	151%	135%	3%	143%		240%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica QS Investors Active Asset Allocation –  Conservative VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2019

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica QS Investors Active Asset Allocation –Conservative VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2019

Transamerica QS Investors Active Asset Allocation –  Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2019 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2019, is disclosed within the Security Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2019

Transamerica QS Investors Active Asset Allocation –  Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SECURITY VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2019, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2019.

Repurchase agreements at December 31, 2019, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2019

Transamerica QS Investors Active Asset Allocation –  Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities on non-U.S. fixed income investments, as well as on securities traded on U.S. exchanges. Loan counterparties pledge cash collateral with a value of at least 105% of the current value of the loaned securities for non-U.S. equity positions. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio (the “Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2019; however no individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2019, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2019.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$59,376,978	$—	$—	$—	$59,376,978
Total Borrowings	$59,376,978	$—	$—	$—	$59,376,978

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2019

Transamerica QS Investors Active Asset Allocation –  Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $50 million	0.58%
Over $50 million up to $250 million	0.56
Over $250 million up to $1 billion	0.54
Over $1 billion up to $1.5 billion	0.52
Over $1.5 billion up to $2.5 billion	0.51
Over $2.5 billion	0.50

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.61%	May 1, 2020
Service Class	0.86	May 1, 2020

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the thirty-six months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2019 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2019, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2020. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2019

Transamerica QS Investors Active Asset Allocation –  Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2019, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2019, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2019.

6. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2019, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 548,905,269	$ 538,673,442

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

Transamerica Series Trust	Annual Report 2019

Transamerica QS Investors Active Asset Allocation –  Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2019, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 421,950,487	$ 8,978,324	$ (85,138)	$ 8,893,186

As of December 31, 2019, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2019, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2019 and 2018 are as follows:

2019 Distributions Paid From			2018 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 7,425,732	$ 28,069,978	$ —	$ 6,642,165	$ —	$ —

As of December 31, 2019, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 9,262,175	$ 2,411,497	$ —	$ —	$ —	$ 8,893,186

8. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and has early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

9. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

10. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain

Transamerica Series Trust	Annual Report 2019

Transamerica QS Investors Active Asset Allocation –  Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

10. LEGAL PROCEEDINGS (continued)

Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as sub-adviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties have been deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica QS Investors Active Asset Allocation – Conservative VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica QS Investors Active Asset Allocation –Conservative VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2020

Transamerica Series Trust	Annual Report 2019

Transamerica QS Investors Active Asset Allocation –  Conservative VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $28,069,978 for the year ended December 31, 2019.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 1,369,157	$ 67,150

Transamerica Series Trust	Annual Report 2019

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

(unaudited)

MARKET ENVIRONMENT

After a disappointing 2018, global equity markets bounced back with double digit returns across all major regions. 2019 started off with a strong rebound in the first quarter, following the market sell-off that occurred during the fourth quarter of 2018. In the U.S., the S&P 500® returned 13.65%, one of the strongest quarterly performances of the past decade. U.S. equity volatility, as measured by the VIX Index, fell during the quarter.

Global equities across the board rose during the second quarter, however at a more tempered pace compared to the first quarter. Volatility picked up in May, where all major global equity regions experienced a sell-off, led by a decline in Chinese equities. During the quarter, global and U.S. bonds rose, supported by dovish rhetoric from the U.S. Federal Reserve (“Fed”), European Central Bank and Bank of Japan. The quarter ended with a boost from President Trump and Chinese President Xi Jinping agreeing to a cease fire on the trade war.

The third quarter saw mixed performance across global equities. In August, all major equity regions experienced a sell-off that was led by U.S. small cap equities. Gold, considered a “flight to quality” asset, rose during the quarter and reached a multi-year high in August.

The year ended with a fourth quarter rally. This was led by Chinese equities on the back of improved prospects of a trade deal with the U.S. Although U.S. economic data remained mixed, U.S. equities rallied in the quarter.

In 2019, the Fed cut interest rates by twenty-five basis points on three separate occasions, a major contrast to the expectations of two rate hikes entering the year. The yield curve flattened due to the rising expectations of multiple interest rate cuts by year-end and weaker U.S. manufacturing data. In the third quarter, the Fed cut interest rates twice and the two-year and ten-year spread inverted for the first time in over a decade. The thirty-year yield also dropped below two percent for the first time. In October, the Fed cut interest rates for the final time in 2019 and reduced its expectations of additional rate cuts.

PERFORMANCE

For the year ended December 31, 2019, Transamerica QS Investors Active Asset Allocation – Moderate Growth VP, Initial Class returned 11.59%. By comparison, its primary, secondary and additional benchmarks, the Russell 3000® Index, the Bloomberg Barclays US Aggregate Bond Index and the Transamerica QS Investors Active Asset Allocation – Moderate Growth VP Blended Benchmark, returned 31.02%, 8.72% and 22.39%, respectively.

STRATEGY REVIEW

The Transamerica QS Investors Active Asset Allocation – Moderate Growth VP Portfolio was created to enable investor participation during risk-on markets while protecting investors from drawdowns in trending down-markets through investing in all passive ETFs. The Portfolio implements Two-Way Dynamic Rebalancing which allows it to decrease equity exposures below their equity strategic target allocations in trending down markets, while allowing the equity exposure to go above its strategic target during trending up markets. The Portfolio seeks to participate in market returns in trending up markets, to outperform in trending down markets; the Portfolio may lag in oscillating market conditions. The Portfolio has a target allocation of approximately 70% equities and 30% fixed income.

Underlying performance of holdings was positive across the board. The best performing ETF holdings were the Vanguard Small-Cap Growth ETF, the iShares Core S&P 500 ETF and the iShares Russell 1000 ETF. The laggard among ETFs was the Vanguard Total International Bond ETF.

Relative to its blended benchmark, the Portfolio underperformed. Asset allocation effects were the primary driver in underperformance as the Portfolio utilized its dynamic rebalancing to de-risk and therefore was unable to fully participate during periods of equity market rebounds. Sub-asset class selection contributed to returns, particularly within fixed income, through the allocation to convertible bonds.

Through the Portfolio’s Two-Way Dynamic Rebalancing mechanism, the Portfolio was allocated to its minimum equity weight through mid-February. As volatility decreased in February, the Portfolio re-risked and approached its target equity weight at the end of April. The Portfolio de-risked as volatility increased, approaching its minimum equity weight in the third quarter. As volatility retreated the Portfolio re-risked reaching its maximum equity weight in December and maintaining that overweight through year-end.

Adam J. Petryk, CFA

Lisa Wang, CFA

Thomas Picciochi

Transamerica Series Trust	Annual Report 2019

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

(unaudited)

Co-Portfolio Managers

QS Investors, LLC

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	66.9%
International Equity Funds	26.5
Other Investment Company	19.6
U.S. Fixed Income Funds	5.2
International Fixed Income Fund	0.8
Repurchase Agreement	0.7
Net Other Assets (Liabilities)	(19.7)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2019

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	11.59%	3.98%	4.95%	05/01/2011
Russell 3000® Index (A)	31.02%	11.24%	12.37%
Bloomberg Barclays US Aggregate Bond Index (B)	8.72%	3.05%	3.37%
Transamerica QS Investors Active Asset Allocation - Moderate Growth VP Blended Benchmark (A) (B) (C) (D)	22.39%	7.88%	8.08%
Service Class	11.36%	3.73%	4.69%	05/01/2011

(A) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(B) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(C) The Transamerica QS Investors Active Asset Allocation – Moderate Growth VP Blended Benchmark is composed of the following benchmarks: 49% Russell 3000® Index, 30% Bloomberg Barclays US Aggregate Bond Index, and 21% FTSE All-World Index ex-U.S.

(D) The FTSE All-World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid cap stocks, providing coverage of developed and emerging markets excluding the U.S.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Tactical Asset Allocation is a portfolio strategy that attempts to take advantage of market highs and lows. The selection of a Tactical Asset Allocation portfolio will not guarantee a profit nor protect against a loss.

ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s share may not develop or be maintained.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2019

Transamerica QS Investors Active Asset Allocation –Moderate Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2019, and held for the entire six-month period until December 31, 2019.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,046.60	$2.99	$1,022.30	$2.96	0.58%
Service Class	1,000.00	1,045.60	4.28	1,021.00	4.23	0.83

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2019

Transamerica QS Investors Active Asset Allocation –Moderate Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2019

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.4%
International Equity Funds - 26.5%
iShares Edge MSCI Min Vol EAFE ETF (A)	108,633	$ 8,097,504
Vanguard FTSE All-World ex-US ETF	2,084,615	112,048,056
Vanguard Total International Stock ETF (A)	720,031	40,098,526

		160,244,086

International Fixed Income Fund - 0.8%
Vanguard Total International Bond ETF	83,082	4,700,780

U.S. Equity Funds - 66.9%
iShares Core S&P 500 ETF	224,861	72,684,070
iShares Edge MSCI Min Vol USA ETF	123,086	8,074,442
iShares Russell 1000 ETF (A)	1,629,737	290,777,675
Vanguard Small-Cap Growth ETF (A)	121,479	24,137,877
Vanguard Small-Cap Value ETF (A)	58,257	7,985,287

		403,659,351

U.S. Fixed Income Funds - 5.2%
iShares Core U.S. Aggregate Bond ETF	53,652	6,028,875
iShares TIPS Bond ETF	10,328	1,203,935
SPDR Bloomberg Barclays Convertible Securities ETF	42,768	2,373,624
Vanguard Total Bond Market ETF	258,458	21,674,288

		31,280,722

Total Exchange-Traded Funds (Cost $579,625,140)		599,884,939

	Shares	Value
OTHER INVESTMENT COMPANY - 19.6%
Securities Lending Collateral - 19.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.56% (B)	118,205,736	$ 118,205,736

Total Other Investment Company (Cost $118,205,736)		118,205,736

	Principal	Value
REPURCHASE AGREEMENT - 0.7%
Fixed Income Clearing Corp., 0.85% (B), dated 12/31/2019, to be repurchased at $4,321,845 on 01/02/2020. Collateralized by a U.S. Government Obligation, 2.75%, due 09/15/2021, and with a value of $4,411,833.	$ 4,321,641	4,321,641

Total Repurchase Agreement (Cost $4,321,641)		4,321,641

Total Investments (Cost $702,152,517)		722,412,316
Net Other Assets (Liabilities) - (19.7)%		(118,932,771)

Net Assets - 100.0%		$ 603,479,545

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$599,884,939	$—	$—	$599,884,939
Other Investment Company	118,205,736	—	—	118,205,736
Repurchase Agreement	—	4,321,641	—	4,321,641

Total Investments	$718,090,675	$4,321,641	$—	$722,412,316

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $115,845,752. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at December 31, 2019.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica QS Investors Active Asset Allocation –Moderate Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2019

Assets:
Unaffiliated investments, at value (cost $697,830,876) (including securities loaned of $115,845,752)	$718,090,675
Repurchase agreement, at value (cost $4,321,641)	4,321,641
Receivables and other assets:
Net income from securities lending	23,808
Shares of beneficial interest sold	10,674
Interest	102

Total assets	722,446,900

Liabilities:
Cash collateral received upon return of:
Securities on loan	118,205,736
Payables and other liabilities:
Shares of beneficial interest redeemed	276,804
Investment management fees	288,731
Distribution and service fees	125,045
Transfer agent costs	844
Trustees, CCO and deferred compensation fees	2,199
Audit and tax fees	14,471
Custody fees	4,954
Legal fees	7,195
Printing and shareholder reports fees	32,598
Other accrued expenses	8,778

Total liabilities	118,967,355

Net assets	$603,479,545

Net assets consist of:
Capital stock ($0.01 par value)	$527,014
Additional paid-in capital	575,910,737
Total distributable earnings (accumulated losses)	27,041,794

Net assets	$603,479,545

Net assets by class:
Initial Class	$28,493,698
Service Class	574,985,847

Shares outstanding:
Initial Class	2,469,484
Service Class	50,231,923

Net asset value and offering price per share:
Initial Class	$11.54
Service Class	11.45

STATEMENT OF OPERATIONS

For the year ended December 31, 2019

Investment Income:
Dividend income from unaffiliated investments	$11,802,689
Interest income from unaffiliated investments	2,484,094
Net income from securities lending	268,776

Total investment income	14,555,559

Expenses:
Investment management fees	3,380,782
Distribution and service fees:
Service Class	1,466,246
Transfer agent costs	9,186
Trustees, CCO and deferred compensation fees	18,751
Audit and tax fees	22,480
Custody fees	11,852
Legal fees	32,927
Printing and shareholder reports fees	43,535
Other	40,762

Total expenses	5,026,521

Net investment income (loss)	9,529,038

Net realized gain (loss) on:
Unaffiliated investments	7,575,038

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	48,655,741

Net realized and change in unrealized gain (loss)	56,230,779

Net increase (decrease) in net assets resulting from operations	$65,759,817

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica QS Investors Active Asset Allocation –Moderate Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2019	December 31, 2018
From operations:
Net investment income (loss)	$9,529,038	$10,284,143
Net realized gain (loss)	7,575,038	96,814,258
Net change in unrealized appreciation (depreciation)	48,655,741	(147,285,757)

Net increase (decrease) in net assets resulting from operations	65,759,817	(40,187,356)

Dividends and/or distributions to shareholders:
Initial Class	(2,420,041)	(469,859)
Service Class	(48,353,870)	(8,821,743)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(50,773,911)	(9,291,602)

Capital share transactions:
Proceeds from shares sold:
Initial Class	3,245,873	1,138,016
Service Class	2,095,897	10,634,970

	5,341,770	11,772,986

Dividends and/or distributions reinvested:
Initial Class	2,420,041	469,859
Service Class	48,353,870	8,821,743

	50,773,911	9,291,602

Cost of shares redeemed:
Initial Class	(5,464,823)	(3,514,840)
Service Class	(83,470,014)	(91,458,868)

	(88,934,837)	(94,973,708)

Net increase (decrease) in net assets resulting from capital share transactions	(32,819,156)	(73,909,120)

Net increase (decrease) in net assets	(17,833,250)	(123,388,078)

Net assets:
Beginning of year	621,312,795	744,700,873

End of year	$603,479,545	$621,312,795

Capital share transactions - shares:
Shares issued:
Initial Class	281,655	95,715
Service Class	181,357	867,208

	463,012	962,923

Shares reinvested:
Initial Class	221,413	39,025
Service Class	4,456,578	737,604

	4,677,991	776,629

Shares redeemed:
Initial Class	(469,334)	(294,316)
Service Class	(7,255,441)	(7,694,408)

	(7,724,775)	(7,988,724)

Net increase (decrease) in shares outstanding:
Initial Class	33,734	(159,576)
Service Class	(2,617,506)	(6,089,596)

	(2,583,772)	(6,249,172)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica QS Investors Active Asset Allocation –Moderate Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of year	$11.32	$12.19	$10.27	$10.17		$11.70

Investment operations:
Net investment income (loss) (A)	0.21	0.21	0.18	0.15	(B)	0.14
Net realized and unrealized gain (loss)	1.05	(0.89)	1.91	0.09		(0.87)

Total investment operations	1.26	(0.68)	2.09	0.24		(0.73)

Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.19)	(0.17)	(0.14)		(0.14)
Net realized gains	(0.80)	—	—	—		(0.66)

Total dividends and/or distributions to shareholders	(1.04)	(0.19)	(0.17)	(0.14)		(0.80)

Net asset value, end of year	$11.54	$11.32	$12.19	$10.27		$10.17

Total return	11.59%	(5.67)%	20.55%	2.32%		(6.38)%

Ratio and supplemental data:
Net assets end of year (000’s)	$28,494	$27,579	$31,642	$28,226		$30,709
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.58%	0.57%	0.57%	0.57%		0.58%
Including waiver and/or reimbursement and recapture	0.58%	0.57%	0.57%	0.56	%(B)	0.58%
Net investment income (loss) to average net assets	1.79%	1.72%	1.57%	1.51	%(B)	1.22%
Portfolio turnover rate	205%	323%	23%	212%		454%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of year	$11.23	$12.10	$10.19	$10.10		$11.62

Investment operations:
Net investment income (loss) (A)	0.18	0.17	0.15	0.13	(B)	0.11
Net realized and unrealized gain (loss)	1.04	(0.88)	1.91	0.07		(0.86)

Total investment operations	1.22	(0.71)	2.06	0.20		(0.75)

Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.16)	(0.15)	(0.11)		(0.11)
Net realized gains	(0.80)	—	—	—		(0.66)

Total dividends and/or distributions to shareholders	(1.00)	(0.16)	(0.15)	(0.11)		(0.77)

Net asset value, end of year	$11.45	$11.23	$12.10	$10.19		$10.10

Total return	11.36%	(5.95)%	20.30%	1.97%		(6.53)%

Ratio and supplemental data:
Net assets end of year (000’s)	$574,986	$593,734	$713,059	$648,780		$710,709
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.83%	0.82%	0.82%	0.82%		0.83%
Including waiver and/or reimbursement and recapture	0.83%	0.82%	0.82%	0.81	%(B)	0.83%
Net investment income (loss) to average net assets	1.54%	1.45%	1.31%	1.26	%(B)	1.00%
Portfolio turnover rate	205%	323%	23%	212%		454%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica QS Investors Active Asset Allocation –Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2019

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2019

Transamerica QS Investors Active Asset Allocation –Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2019 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2019, is disclosed within the Security Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2019

Transamerica QS Investors Active Asset Allocation –Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SECURITY VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2019, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2019.

Repurchase agreements at December 31, 2019, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2019

Transamerica QS Investors Active Asset Allocation –Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities on non-U.S. fixed income investments, as well as on securities traded on U.S. exchanges. Loan counterparties pledge cash collateral with a value of at least 105% of the current value of the loaned securities for non-U.S. equity positions. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio (the “Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2019; however no individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2019, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2019.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$118,205,736	$—	$—	$—	$118,205,736
Total Borrowings	$118,205,736	$—	$—	$—	$118,205,736

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio do pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2019

Transamerica QS Investors Active Asset Allocation –Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $50 million	0.58%
Over $50 million up to $250 million	0.56
Over $250 million up to $1 billion	0.54
Over $1 billion up to $1.5 billion	0.52
Over $1.5 billion up to $2.5 billion	0.51
Over $2.5 billion	0.50

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.67%	May 1, 2020
Service Class	0.92	May 1, 2020

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the thirty-six months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any, other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2019 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2019, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2020. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transamerica Series Trust	Annual Report 2019

Transamerica QS Investors Active Asset Allocation –Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2019, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2019, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2019.

6. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2019, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 1,130,471,364	$ 968,197,239

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2019, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 715,126,376	$ 7,553,136	$ (267,196)	$ 7,285,940

As of December 31, 2019, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2019, the Portfolio did not have any capital loss carryforwards utilized or expired.

Transamerica Series Trust	Annual Report 2019

Transamerica QS Investors Active Asset Allocation –Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2019 and 2018 are as follows:

2019 Distributions Paid From			2018 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 10,286,818	$ 40,487,093	$ —	$ 9,291,602	$ —	$ —

As of December 31, 2019, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 13,353,144	$ 6,402,710	$ —	$ —	$ —	$ 7,285,940

8. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and has early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

9. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

10. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as sub-adviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Transamerica Series Trust	Annual Report 2019

Transamerica QS Investors Active Asset Allocation –Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

10. LEGAL PROCEEDINGS (continued)

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties have been deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (the “Portfolio” (one of the portfolios constituting Transamerica Series Trust) (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2020

Transamerica Series Trust	Annual Report 2019

Transamerica QS Investors Active Asset Allocation –Moderate Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $40,487,093 for the year ended December 31, 2019.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 3,029,811	$ 216,225

Transamerica Series Trust	Annual Report 2019

Transamerica QS Investors Active Asset Allocation – Moderate VP

(unaudited)

MARKET ENVIRONMENT

After a disappointing 2018, global equity markets bounced back with double digit returns across all major regions. 2019 started off with a strong rebound in the first quarter, following the market sell-off that occurred during the fourth quarter of 2018. In the U.S., the S&P 500® returned 13.65%, one of the strongest quarterly performances of the past decade. U.S. equity volatility, as measured by the VIX Index, fell during the quarter.

Global equities across the board rose during the second quarter, however at a more tempered pace compared to the first quarter. Volatility picked up in May, where all major global equity regions experienced a sell-off, led by a decline in Chinese equities. During the quarter, global and U.S. bonds rose, supported by dovish rhetoric from the U.S. Federal Reserve (“Fed”), European Central Bank and Bank of Japan. The quarter ended with a boost from President Trump and Chinese President Xi Jinping agreeing to a cease fire on the trade war.

The third quarter saw mixed performance across global equities. In August, all major equity regions experienced a sell-off that was led by U.S. small cap equities. Gold, considered a “flight to quality” asset, rose during the quarter and reached a multi-year high in August.

The year ended with a fourth quarter rally. This was led by Chinese equities on the back of improved prospects of a trade deal with the U.S. Although U.S. economic data remained mixed, U.S. equities rallied in the quarter.

In 2019, the Fed cut interest rates by twenty-five basis points on three separate occasions, a major contrast to the expectations of two rate hikes entering the year. The yield curve flattened due to the rising expectations of multiple interest rate cuts by year-end and weaker U.S. manufacturing data. In the third quarter, the Fed cut interest rates twice and the two-year and ten-year spread inverted for the first time in over a decade. The thirty-year yield also dropped below two percent for the first time. In October, the Fed cut interest rates for the final time in 2019 and reduced its expectations of additional rate cuts.

PERFORMANCE

For the year ended December 31, 2019, Transamerica QS Investors Active Asset Allocation – Moderate VP, Initial Class returned 11.43%. By comparison, its primary, secondary and additional benchmarks, the Bloomberg Barclays US Aggregate Bond Index, the Russell 3000® Index and the Transamerica QS Investors Active Asset Allocation – Moderate VP Blended Benchmark, returned 8.72%, 31.02% and 18.44%, respectively.

STRATEGY REVIEW

The Transamerica QS Investors Active Asset Allocation – Moderate VP Portfolio was created to enable investor participation during risking markets while protecting investors from drawdowns in trending down markets through investing in all passive ETFs. The Portfolio implements Two-Way Dynamic Rebalancing which allows it to decrease equity exposures below their equity strategic target allocations in trending down markets, while allowing the equity exposure to go above its strategy target during up markets. The Portfolio’s performance may lag in sideways, or oscillating, market conditions. The Portfolio has a target allocation of approximately 50% equities and 50% fixed income.

Underlying performance of holdings was positive across the board. The best performing ETF holdings were the Vanguard Small-Cap Growth ETF, the iShares Core S&P 500 ETF and the iShares Russell 1000 ETF. The laggard among ETFs was the Vanguard Total International Bond ETF.

Relative to its blended benchmark, the Portfolio underperformed. Asset allocation effects were the primary driver in underperformance as the Portfolio utilized its dynamic rebalancing to de-risk and therefore was unable to fully participate during periods of equity market rebounds. Sub-asset class selection contributed to returns, particularly within fixed income, through the allocation to convertible bonds.

Through the Portfolio’s Two-Way Dynamic Rebalancing mechanism, the Portfolio was allocated to its minimum equity weight in January. As volatility decreased in February, the Portfolio re-risked and approached its target equity weight in April. The Portfolio de-risked as volatility increased, approaching its minimum equity weight in the third quarter. As volatility retreated the Portfolio re-risked, reaching its maximum equity weight in December and maintaining that overweight through year-end.

Adam J. Petryk, CFA

Lisa Wang, CFA

Thomas Picciochi

Transamerica Series Trust	Annual Report 2019

Transamerica QS Investors Active Asset Allocation – Moderate VP

(unaudited)

Co-Portfolio Managers

QS Investors, LLC

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	48.3%
U.S. Fixed Income Funds	27.1
Other Investment Company	24.8
International Equity Funds	20.4
International Fixed Income Fund	3.6
Repurchase Agreement	0.6
Net Other Assets (Liabilities)	(24.8)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2019

Transamerica QS Investors Active Asset Allocation – Moderate VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	11.43%	4.00%	4.67%	05/01/2011
Bloomberg Barclays US Aggregate Bond Index (A)	8.72%	3.05%	3.37%
Russell 3000® Index (B)	31.02%	11.24%	12.37%
Transamerica QS Investors Active Asset Allocation - Moderate VP Blended Benchmark (A) (B) (C) (D)	18.44%	6.56%	6.81%
Service Class	11.13%	3.76%	4.41%	05/01/2011

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(C) The Transamerica QS Investors Active Asset Allocation – Moderate VP Blended Benchmark is composed of the following benchmarks: 50% Bloomberg Barclays US Aggregate Bond Index, 35% Russell 3000® Index, and 15% FTSE All-World Index ex-U.S.

(D) The FTSE All-World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid cap stocks, providing coverage of developed and emerging markets excluding the U.S.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Tactical Asset Allocation is a portfolio strategy that attempts to take advantage of market highs and lows. The selection of a Tactical Asset Allocation portfolio will not guarantee a profit nor protect against a loss.

ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s share may not develop or be maintained.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2019

Transamerica QS Investors Active Asset Allocation – Moderate VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2019, and held for the entire six-month period until December 31, 2019.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,039.30	$2.88	$1,022.40	$2.85	0.56%
Service Class	1,000.00	1,038.50	4.16	1,021.10	4.13	0.81

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2019

Transamerica QS Investors Active Asset Allocation – Moderate VP

SCHEDULE OF INVESTMENTS

At December 31, 2019

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.4%
International Equity Funds - 20.4%
iShares Edge MSCI Min Vol EAFE ETF	263,724	$ 19,657,987
Vanguard FTSE All-World ex-US ETF	3,975,889	213,704,034
Vanguard Total International Stock ETF	1,048,276	58,378,490

		291,740,511

International Fixed Income Fund - 3.6%
Vanguard Total International Bond ETF	909,057	51,434,445

U.S. Equity Funds - 48.3%
iShares Core S&P 500 ETF	365,454	118,129,351
iShares Edge MSCI Min Vol USA ETF	300,099	19,686,494
iShares Russell 1000 ETF (A)	2,758,765	492,218,851
Vanguard Small-Cap Growth ETF (A)	197,508	39,244,840
Vanguard Small-Cap Value ETF (A)	141,851	19,443,517

		688,723,053

U.S. Fixed Income Funds - 27.1%
iShares Core U.S. Aggregate Bond ETF (A)	624,619	70,188,437
iShares TIPS Bond ETF	150,562	17,551,012
SPDR Bloomberg Barclays Convertible Securities ETF	473,894	26,301,117
Vanguard Total Bond Market ETF	3,243,641	272,011,734

		386,052,300

Total Exchange-Traded Funds (Cost $1,374,039,862)		1,417,950,309

	Shares	Value
OTHER INVESTMENT COMPANY - 24.8%
Securities Lending Collateral - 24.8%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.56% (B)	352,633,393	$ 352,633,393

Total Other Investment Company (Cost $352,633,393)		352,633,393

	Principal	Value
REPURCHASE AGREEMENT - 0.6%
Fixed Income Clearing Corp., 0.85% (B), dated 12/31/2019, to be repurchased at $7,872,115 on 01/02/2020. Collateralized by a U.S. Government Obligation, 2.75%, due 09/15/2021, and with a value of $8,032,720.	$ 7,871,744	7,871,744

Total Repurchase Agreement (Cost $7,871,744)		7,871,744

Total Investments (Cost $1,734,544,999)		1,778,455,446
Net Other Assets (Liabilities) - (24.8)%		(353,743,000)

Net Assets - 100.0%		$ 1,424,712,446

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$1,417,950,309	$—	$—	$1,417,950,309
Other Investment Company	352,633,393	—	—	352,633,393
Repurchase Agreement	—	7,871,744	—	7,871,744

Total Investments	$1,770,583,702	$7,871,744	$—	$1,778,455,446

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $345,677,849. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at December 31, 2019.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica QS Investors Active Asset Allocation – Moderate VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2019

Assets:
Unaffiliated investments, at value (cost $1,726,673,255) (including securities loaned of $345,677,849)	$1,770,583,702
Repurchase agreement, at value (cost $7,871,744)	7,871,744
Receivables and other assets:
Net income from securities lending	33,591
Shares of beneficial interest sold	184,769
Interest	186

Total assets	1,778,673,992

Liabilities:
Cash collateral received upon return of:
Securities on loan	352,633,393
Payables and other liabilities:
Shares of beneficial interest redeemed	237,173
Investment management fees	668,035
Distribution and service fees	309,626
Transfer agent costs	1,998
Trustees, CCO and deferred compensation fees	4,965
Audit and tax fees	18,385
Custody fees	11,164
Legal fees	16,653
Printing and shareholder reports fees	41,012
Other accrued expenses	19,142

Total liabilities	353,961,546

Net assets	$1,424,712,446

Net assets consist of:
Capital stock ($0.01 par value)	$1,231,774
Additional paid-in capital	1,358,456,590
Total distributable earnings (accumulated losses)	65,024,082

Net assets	$1,424,712,446

Net assets by class:
Initial Class	$2,709,907
Service Class	1,422,002,539

Shares outstanding:
Initial Class	232,155
Service Class	122,945,245

Net asset value and offering price per share:
Initial Class	$11.67
Service Class	11.57

STATEMENT OF OPERATIONS

For the year ended December 31, 2019

Investment Income:
Dividend income from unaffiliated investments	$32,784,165
Interest income from unaffiliated investments	2,981,129
Net income from securities lending	484,961

Total investment income	36,250,255

Expenses:
Investment management fees	7,714,218
Distribution and service fees:
Service Class	3,577,264
Transfer agent costs	21,540
Trustees, CCO and deferred compensation fees	43,730
Audit and tax fees	31,058
Custody fees	26,840
Legal fees	77,124
Printing and shareholder reports fees	59,491
Other	86,934

Total expenses	11,638,199

Net investment income (loss)	24,612,056

Net realized gain (loss) on:
Unaffiliated investments	28,749,608

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	97,868,081

Net realized and change in unrealized gain (loss)	126,617,689

Net increase (decrease) in net assets resulting from operations	$151,229,745

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica QS Investors Active Asset Allocation – Moderate VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2019	December 31, 2018
From operations:
Net investment income (loss)	$24,612,056	$25,986,063
Net realized gain (loss)	28,749,608	150,862,797
Net change in unrealized appreciation (depreciation)	97,868,081	(240,802,745)

Net increase (decrease) in net assets resulting from operations	151,229,745	(63,953,885)

Dividends and/or distributions to shareholders:
Initial Class	(234,130)	(44,708)
Service Class	(123,984,302)	(22,229,667)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(124,218,432)	(22,274,375)

Capital share transactions:
Proceeds from shares sold:
Initial Class	254,010	378,838
Service Class	5,992,224	16,742,036

	6,246,234	17,120,874

Dividends and/or distributions reinvested:
Initial Class	234,130	44,708
Service Class	123,984,302	22,229,667

	124,218,432	22,274,375

Cost of shares redeemed:
Initial Class	(277,845)	(408,660)
Service Class	(155,614,848)	(145,944,627)

	(155,892,693)	(146,353,287)

Net increase (decrease) in net assets resulting from capital share transactions	(25,428,027)	(106,958,038)

Net increase (decrease) in net assets	1,583,286	(193,186,298)

Net assets:
Beginning of year	1,423,129,160	1,616,315,458

End of year	$1,424,712,446	$1,423,129,160

Capital share transactions - shares:
Shares issued:
Initial Class	21,344	31,710
Service Class	506,980	1,404,429

	528,324	1,436,139

Shares reinvested:
Initial Class	20,961	3,719
Service Class	11,189,919	1,864,905

	11,210,880	1,868,624

Shares redeemed:
Initial Class	(23,499)	(33,979)
Service Class	(13,311,856)	(12,285,541)

	(13,335,355)	(12,319,520)

Net increase (decrease) in shares outstanding:
Initial Class	18,806	1,450
Service Class	(1,614,957)	(9,016,207)

	(1,596,151)	(9,014,757)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica QS Investors Active Asset Allocation – Moderate VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of year	$11.50	$12.18	$10.72	$10.62		$11.68

Investment operations:
Net investment income (loss) (A)	0.23	0.23	0.19	0.19	(B)	0.16
Net realized and unrealized gain (loss)	1.04	(0.71)	1.48	0.07		(0.63)

Total investment operations	1.27	(0.48)	1.67	0.26		(0.47)

Dividends and/or distributions to shareholders:
Net investment income	(0.26)	(0.20)	(0.21)	(0.16)		(0.13)
Net realized gains	(0.84)	—	—	—		(0.46)

Total dividends and/or distributions to shareholders	(1.10)	(0.20)	(0.21)	(0.16)		(0.59)

Net asset value, end of year	$11.67	$11.50	$12.18	$10.72		$10.62

Total return	11.43%	(3.98)%	15.71%	2.43%		(4.05)%

Ratio and supplemental data:
Net assets end of year (000’s)	$2,710	$2,454	$2,582	$2,653		$2,788
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.56%	0.56%	0.56%	0.55%		0.57%
Including waiver and/or reimbursement and recapture	0.56%	0.56%	0.56%	0.55	%(B)	0.57%
Net investment income (loss) to average net assets	1.98%	1.95%	1.65%	1.75	%(B)	1.38%
Portfolio turnover rate	179%	214%	18%	165%		330%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of year	$11.41	$12.08	$10.63	$10.53		$11.59

Investment operations:
Net investment income (loss) (A)	0.20	0.20	0.16	0.16	(B)	0.13
Net realized and unrealized gain (loss)	1.02	(0.70)	1.47	0.07		(0.62)

Total investment operations	1.22	(0.50)	1.63	0.23		(0.49)

Dividends and/or distributions to shareholders:
Net investment income	(0.22)	(0.17)	(0.18)	(0.13)		(0.11)
Net realized gains	(0.84)	—	—	—		(0.46)

Total dividends and/or distributions to shareholders	(1.06)	(0.17)	(0.18)	(0.13)		(0.57)

Net asset value, end of year	$11.57	$11.41	$12.08	$10.63		$10.53

Total return	11.13%	(4.17)%	15.44%	2.18%		(4.28)%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,422,002	$1,420,675	$1,613,733	$1,541,231		$1,637,702
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.81%	0.81%	0.81%	0.80%		0.82%
Including waiver and/or reimbursement and recapture	0.81%	0.81%	0.81%	0.80	%(B)	0.82%
Net investment income (loss) to average net assets	1.72%	1.68%	1.42%	1.50	%(B)	1.15%
Portfolio turnover rate	179%	214%	18%	165%		330%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica QS Investors Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2019

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica QS Investors Active Asset Allocation—Moderate VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2019

Transamerica QS Investors Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2019 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2019, is disclosed within the Security Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2019

Transamerica QS Investors Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SECURITY VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2019, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2019.

Repurchase agreements at December 31, 2019, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as; the borrowers

Transamerica Series Trust	Annual Report 2019

Transamerica QS Investors Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities on non-U.S. fixed income investments, as well as on securities traded on U.S. exchanges. Loan counterparties pledge cash collateral with a value of at least 105% of the current value of the loaned securities for non-U.S. equity positions. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio (the “Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2019; however no individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2019, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2019.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$352,633,393	$—	$—	$—	$352,633,393
Total Borrowings	$352,633,393	$—	$—	$—	$352,633,393

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2019

Transamerica QS Investors Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $50 million	0.58%
Over $50 million up to $250 million	0.56
Over $250 million up to $1 billion	0.54
Over $1 billion up to $1.5 billion	0.52
Over $1.5 billion up to $2.5 billion	0.51
Over $2.5 billion	0.50

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.68%	May 1, 2020
Service Class	0.93	May 1, 2020

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the thirty-six months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2019 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2019, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2020. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transamerica Series Trust	Annual Report 2019

Transamerica QS Investors Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2019, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2019, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2019.

6. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2019, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 2,448,985,868	$ 2,241,831,531

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2019, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,762,231,132	$ 16,872,829	$ (648,515)	$ 16,224,314

As of December 31, 2019, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2019, the Portfolio did not have any capital loss carryforwards utilized or expired.

Transamerica Series Trust	Annual Report 2019

Transamerica QS Investors Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2019 and 2018 are as follows:

2019 Distributions Paid From			2018 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 25,987,659	$ 98,230,773	$ —	$ 22,274,375	$ —	$ —

As of December 31, 2019, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 32,267,223	$ 16,532,545	$ —	$ —	$ —	$ 16,224,314

8. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standard Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and has early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

9. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

10. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as sub-adviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Transamerica Series Trust	Annual Report 2019

Transamerica QS Investors Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

10. LEGAL PROCEEDINGS (continued)

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties have been deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica QS Investors Active Asset Allocation – Moderate VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica QS Investors Active Asset Allocation – Moderate VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2020

Transamerica Series Trust	Annual Report 2019

Transamerica QS Investors Active Asset Allocation – Moderate VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $98,230,773 for the year ended December 31, 2019.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 8,247,924	$ 405,418

Transamerica Series Trust	Annual Report 2019

Transamerica Small/Mid Cap Value VP

(unaudited)

MARKET ENVIRONMENT

Systematic Financial Management, L.P.

Stocks entered 2019 depressed amid concerns about the economic cycle’s staying power in the face of higher potential tariffs, geopolitical risks, and a then-hawkish U.S. Federal Reserve (“Fed”). Stocks bounced back, however, with almost the same vigor with which they had fallen. The equity market regained life as the United States and China made progress on the trade front, easing fears of imminent recession. While hopes for a grand deal were dashed in the spring, negotiations on a “Phase One Trade Deal” agreement, precluding additional tariffs and rolling back others, proved fruitful in the second half of 2019. Investors got further help from an unexpected source, when the Fed reversed course during the summer and initiated a series of three interest rate cuts. In doing so, the Fed provided an economic backstop for both the economy and financial markets, and stock prices responded well.

From a macroeconomic perspective, trends were mixed during the 12-month period ended December 31, 2019. Corporate business activity was undoubtedly hurt by the trade skirmish with China, as uncertainty about end demand was met by an unwillingness to hold inventory throughout many parts of the global supply chain. Such an impediment is never a good thing for the economic cycle, and industrial activity was especially constrained. On the other hand, strong job growth and lower interest rates aided consumers and kept the domestic economic engine chugging ahead. The investor risk aversion, coupled with a yield curve that inverted for part of the year, drove the rate-sensitive real estate sector sharply higher. Meanwhile, information technology and industrial sectors performed very well as investors looked beyond the near-term morass toward future profit drivers like artificial intelligence, alternative reality, 5G wireless communications, and advanced automobile technologies. However, consumer staples and consumer discretionary sectors fared poorly on a relative basis, given the shift in consumer spending habits away from brick and mortar locations toward online shopping portals. Energy underperformed as oil prices followed the ebb and flow of the aforementioned trade negotiations.

Thompson, Siegel & Walmsley LLC

Equity markets finished the year strong following more recent positive sentiment on the potential impact from global trade tariffs, and a more optimistic view on the overall global economy. The strength in the market was further propelled by three interest rate cuts from the U.S. Federal Reserve, a pivot from the more hawkish stance in 2018. Risk markets and cyclicality drove returns in this environment, with high growth and larger cap stocks performing the best. In this environment, investors preferred high growth and expensive stocks relative to those priced at a discount.

PERFORMANCE

For the year ended December 31, 2019, Transamerica Small/Mid Cap Value VP, Initial Class returned 25.28%. By comparison, its benchmark, the Russell 2500TM Value Index, returned 23.56%.

STRATEGY REVIEW

Systematic Financial Management, L.P.

In the small-cap sleeve, Systematic generally invests in common stocks of companies with small capitalizations that we believe are attractively valued. Our security selection process favors companies with strong operating cash flow, strong free cash flow, limited financial leverage and strong debt coverage.

The small-cap sleeve of the Transamerica Small/Mid Cap Value VP Portfolio outperformed the Russell 2000TM Value TR Index during the 12-month period ended December 31, 2019.

Our favorable stock selection and sector allocation decisions allowed the strategy to outperform the Russell 2000® Value Index in 2019. Stock selection in industrials and real estate sectors contributed to the outperformance, while those within healthcare and communication services were headwinds during the year. From an allocation perspective, an underweight to energy and an overweight to information technology sectors paid off in the period, helping to offset the small cap sleeve’s underweight to real estate and overweight to consumer discretionary sectors.

Our focus on healthy balance sheets, recurring free cash flows, and strong interest coverage contributed to relative outperformance during the period. Stocks with the best interest coverage in the Russell 2000® Value Index outperformed in the period, while those with the weakest interest coverage recorded underperformance, relative to the Index’s overall performance.

Transamerica Series Trust	Annual Report 2019

Transamerica Small/Mid Cap Value VP

(unaudited)

STRATEGY REVIEW (continued)

Thompson, Siegel & Walmsley LLC

In managing the midcap sleeve, Thompson, Siegel & Walmsley LLC seeks to invest in companies it believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. The sub-adviser’s process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation screen.

The midcap sleeve underperformed its benchmark, the Russell MidCap Value Index.

From an attribution perspective, the top contributing sectors were healthcare and information technology.

In healthcare, the Portfolio benefitted from positive stock selection across the sector. Our positions in DaVita, Inc. and Zimmer Biomet Holdings, Inc. were the top contributors. DaVita, Inc., a dialysis provider, moved higher following the market’s positive reaction to new management in place, the sale of its non-core medical group and improved guidance. We sold our position in the stock following the recent price strength. Zimmer Biomet Holdings, Inc., a provider of orthopedic reconstructive parts, moved higher due to expectations of the roll-out of a robotic knee product and better execution by management in addressing gaps in the product portfolio.

In information technology, our stock selection drove positive relative return in the sector, led by positions in Leidos Holdings, Inc. and Qorvo, Inc. Leidos Holdings, Inc., a technology-oriented contractor in the defense, civil, and health industries, moved higher following improved backlog numbers, and broad-based growth across business segments. We sold our position into strength in the second quarter of 2019. Qorvo, Inc., a provider of technologies and radio frequency solutions for mobile, infrastructure, and aerospace and defense applications, moved higher off a strong earnings beat driven by smartphone demand, 5G adoption, and an improved outlook on their exposure to Huawei Technologies Co., Ltd.

The primary detractors for the year were energy and producer durables sectors.

In energy, our positions in Antero Resources Corp. and EQT Corp. had the most impact. Antero Resources Corp., a company focused on production of natural gas and natural gas liquids, was hurt by weaker pricing in natural gas and further penalized by the market’s focus on free cash flow generation at any cost. EQT Corp., a natural gas producer in the Marcellus Shale region, was also impacted by weak natural gas prices.

Although a modest drag on relative performance, our underperformance within producer durables sector was driven by our underweight exposure to more cyclical industries. At the stock level, Trinity Industries was the largest detractor. Trinity is a manufacturer of transportation, energy, and construction products, as well as one of the largest railcar lessors in North America. The company was impacted over the last year due to headwinds in the rail segment.

Kenneth Burgess, CFA

Portfolio Manager

Systematic Financial Management, L.P.

R. Michael Creager, CFA

Brett P. Hawkins, CFA

Co-Portfolio Managers

Thompson, Siegel & Walmsley LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	96.6%
Repurchase Agreement	3.4
Other Investment Company	2.7
Net Other Assets (Liabilities)	(2.7)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2019

Transamerica Small/Mid Cap Value VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	25.28%	8.64%	12.36%	05/04/1993
Russell 2500™ Value Index (A)	23.56%	7.18%	11.25%
Service Class	24.94%	8.38%	12.08%	05/03/2004

(A) The Russell 2500TM Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe, and is comprised of Russell 2500TM Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500TM Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in small- and medium-size companies involves greater risk than is customarily associated with more established companies. The securities of small and mid capitalization companies are subject to higher volatility than larger, more established companies.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2019

Transamerica Small/Mid Cap Value VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2019, and held for the entire six-month period until December 31, 2019.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,073.40	$4.34	$1,021.00	$4.23	0.83%
Service Class	1,000.00	1,072.20	5.64	1,019.80	5.50	1.08

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2019

Transamerica Small/Mid Cap Value VP

SCHEDULE OF INVESTMENTS

At December 31, 2019

	Shares	Value
COMMON STOCKS - 96.6%
Aerospace & Defense - 1.2%
Aerojet Rocketdyne Holdings, Inc. (A)	36,750	$ 1,678,005
Cubic Corp.	26,300	1,671,891
Curtiss-Wright Corp.	11,000	1,549,790
Elbit Systems, Ltd. (B)	10,200	1,581,612

		6,481,298

Airlines - 1.7%
Alaska Air Group, Inc.	69,000	4,674,750
JetBlue Airways Corp. (A)	263,000	4,923,360

		9,598,110

Auto Components - 0.8%
Dana, Inc.	60,600	1,102,920
Gentex Corp.	22,000	637,560
Stoneridge, Inc. (A)	37,950	1,112,694
Visteon Corp. (A)	20,650	1,788,084

		4,641,258

Banks - 7.0%
Atlantic Union Bankshares Corp.	34,500	1,295,475
Bank of Princeton	26,300	828,187
Berkshire Hills Bancorp, Inc.	63,412	2,084,987
CIT Group, Inc.	108,976	4,972,575
Dime Community Bancshares, Inc.	69,400	1,449,766
Evans Bancorp, Inc.	5,250	210,525
First Citizens BancShares, Inc., Class A	10,432	5,552,015
First Community Bankshares, Inc.	53,004	1,644,184
Hanmi Financial Corp.	46,500	929,767
Hope Bancorp, Inc.	75,572	1,123,000
Lakeland Bancorp, Inc.	134,500	2,337,610
People’s United Financial, Inc.	115,395	1,950,175
Sandy Spring Bancorp, Inc.	68,000	2,575,840
Signature Bank	24,900	3,401,589
Sterling Bancorp	91,500	1,928,820
Umpqua Holdings Corp.	100,000	1,770,000
United Community Banks, Inc.	61,000	1,883,680
Washington Trust Bancorp, Inc.	19,853	1,067,893
Webster Financial Corp.	12,500	667,000
Western Alliance Bancorp	24,500	1,396,500

		39,069,588

Beverages - 1.1%
Molson Coors Brewing Co., Class B	117,900	6,354,810

Biotechnology - 0.8%
United Therapeutics Corp. (A)	53,300	4,694,664

Building Products - 1.3%
American Woodmark Corp. (A)	15,000	1,567,650
Continental Building Products, Inc. (A)	81,050	2,952,651
Gibraltar Industries, Inc. (A)	10,800	544,752
Insteel Industries, Inc.	8,000	171,920
Masonite International Corp. (A)	13,150	949,562
PGT Innovations, Inc. (A)	85,800	1,279,278

		7,465,813

Capital Markets - 1.9%
E*TRADE Financial Corp.	118,326	5,368,451
Legg Mason, Inc.	47,600	1,709,316
Piper Jaffray Cos.	23,150	1,850,611
Stifel Financial Corp.	28,100	1,704,265

		10,632,643

	Shares	Value
COMMON STOCKS (continued)
Chemicals - 2.5%
Chase Corp.	4,450	$ 527,236
Corteva, Inc.	195,000	5,764,200
Huntsman Corp.	41,800	1,009,888
Methanex Corp. (B)	13,250	511,848
Mosaic Co.	161,400	3,492,696
Trinseo SA	34,850	1,296,768
Westlake Chemical Corp. (B)	21,900	1,536,285

		14,138,921

Commercial Services & Supplies - 0.6%
HNI Corp.	9,650	361,489
Knoll, Inc.	50,200	1,268,052
Tetra Tech, Inc.	21,000	1,809,360

		3,438,901

Communications Equipment - 0.6%
Harmonic, Inc. (A)	103,300	805,740
KVH Industries, Inc. (A)	173,482	1,930,855
NETGEAR, Inc. (A)	14,050	344,365

		3,080,960

Construction & Engineering - 1.1%
Comfort Systems USA, Inc.	43,500	2,168,475
EMCOR Group, Inc.	32,200	2,778,860
Granite Construction, Inc. (B)	37,650	1,041,775

		5,989,110

Construction Materials - 0.3%
US Concrete, Inc. (A)	34,700	1,445,602

Consumer Finance - 0.4%
Ally Financial, Inc.	82,300	2,515,088

Distributors - 1.0%
LKQ Corp. (A)	161,800	5,776,260

Diversified Consumer Services - 0.4%
American Public Education, Inc. (A)	48,900	1,339,371
K12, Inc. (A)	56,700	1,153,845

		2,493,216

Diversified Financial Services - 0.9%
Jefferies Financial Group, Inc.	225,998	4,829,577

Diversified Telecommunication Services - 0.6%
GCI Liberty, Inc., Class A (A)	48,300	3,422,055

Electric Utilities - 2.1%
FirstEnergy Corp.	136,900	6,653,340
PPL Corp.	138,700	4,976,556

		11,629,896

Electrical Equipment - 0.7%
Acuity Brands, Inc.	8,150	1,124,700
LSI Industries, Inc.	78,000	471,900
Regal Beloit Corp.	25,200	2,157,372

		3,753,972

Electronic Equipment, Instruments & Components - 1.0%
Coherent, Inc. (A)	3,850	640,447
Daktronics, Inc.	13,900	84,651
Methode Electronics, Inc.	56,800	2,235,080
OSI Systems, Inc. (A)	8,550	861,327
Vishay Intertechnology, Inc.	80,600	1,715,974

		5,537,479

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Small/Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Energy Equipment & Services - 0.9%
Baker Hughes Co.	136,000	$ 3,485,680
Helmerich & Payne, Inc.	28,150	1,278,855

		4,764,535

Equity Real Estate Investment Trusts - 7.1%
Apple Hospitality, Inc. REIT	127,700	2,075,125
Brandywine Realty Trust	114,400	1,801,800
Brixmor Property Group, Inc.	44,600	963,806
Chatham Lodging Trust	51,000	935,340
Colony Capital, Inc.	544,700	2,587,325
Community Healthcare Trust, Inc.	42,950	1,840,837
DiamondRock Hospitality Co.	190,000	2,105,200
Gaming and Leisure Properties, Inc.	157,000	6,758,850
JBG SMITH Properties	150,300	5,995,467
Lexington Realty Trust	171,900	1,825,578
Outfront Media, Inc.	44,500	1,193,490
Physicians Realty Trust	106,500	2,017,110
Piedmont Office Realty Trust, Inc., Class A	40,000	889,600
Sabra Health Care, Inc. REIT	67,500	1,440,450
Summit Hotel Properties, Inc. (B)	183,800	2,268,092
VEREIT, Inc.	532,200	4,917,528

		39,615,598

Food & Staples Retailing - 1.3%
US Foods Holding Corp. (A)	165,700	6,941,173
Village Super Market, Inc., Class A	14,600	338,720

		7,279,893

Food Products - 3.3%
General Mills, Inc.	60,700	3,251,092
J.M. Smucker Co.	31,100	3,238,443
Kraft Heinz Co.	79,600	2,557,548
Post Holdings, Inc. (A)	81,868	8,931,799
Sanderson Farms, Inc.	2,450	431,739

		18,410,621

Gas Utilities - 0.9%
UGI Corp.	106,000	4,786,960

Health Care Equipment & Supplies - 1.7%
AngioDynamics, Inc. (A)	40,700	651,607
Meridian Bioscience, Inc.	111,300	1,087,401
OraSure Technologies, Inc. (A)	135,700	1,089,671
Zimmer Biomet Holdings, Inc.	44,400	6,645,792

		9,474,471

Health Care Providers & Services - 4.3%
AmerisourceBergen Corp.	70,400	5,985,408
AMN Healthcare Services, Inc. (A)	26,800	1,669,908
Cardinal Health, Inc.	49,592	2,508,363
Centene Corp. (A)	42,700	2,684,549
Cross Country Healthcare, Inc. (A)	157,000	1,824,340
Encompass Health Corp.	32,000	2,216,640
Laboratory Corp. of America Holdings (A)	42,900	7,257,393

		24,146,601

Health Care Technology - 0.1%
Omnicell, Inc. (A)	9,600	784,512

Hotels, Restaurants & Leisure - 1.3%
Aramark	89,700	3,892,980
Bloomin’ Brands, Inc.	39,000	860,730
Churchill Downs, Inc.	17,150	2,352,980

		7,106,690

	Shares	Value
COMMON STOCKS (continued)
Household Durables - 1.0%
Ethan Allen Interiors, Inc.	57,100	$ 1,088,326
Helen of Troy, Ltd. (A)	11,550	2,076,575
La-Z-Boy, Inc.	43,800	1,378,824
Turtle Beach Corp. (A) (B)	64,800	612,360
ZAGG, Inc. (A) (B)	42,400	343,864

		5,499,949

Household Products - 0.3%
Spectrum Brands Holdings, Inc.	24,350	1,565,462

Insurance - 9.4%
Alleghany Corp. (A)	10,700	8,555,399
Allstate Corp.	61,400	6,904,430
Arch Capital Group, Ltd. (A)	155,800	6,682,262
Fidelity National Financial, Inc.	131,883	5,980,894
Loews Corp.	142,100	7,458,829
Markel Corp. (A)	5,200	5,944,484
Selective Insurance Group, Inc.	40,683	2,652,125
United Fire Group, Inc.	46,839	2,048,269
Willis Towers Watson PLC	30,000	6,058,200

		52,284,892

Internet & Direct Marketing Retail - 1.8%
Expedia Group, Inc.	58,364	6,311,483
Qurate Retail, Inc., Series A (A)	431,800	3,640,074
Revolve Group, Inc. (A) (B)	16,600	304,776

		10,256,333

IT Services - 0.8%
KBR, Inc.	86,000	2,623,000
Leidos Holdings, Inc.	21,000	2,055,690

		4,678,690

Leisure Products - 0.3%
MasterCraft Boat Holdings, Inc. (A)	91,700	1,444,275

Machinery - 2.7%
Altra Industrial Motion Corp.	46,500	1,683,765
Columbus McKinnon Corp.	43,613	1,745,828
Douglas Dynamics, Inc.	30,850	1,696,750
Gencor Industries, Inc. (A)	82,500	962,775
Miller Industries, Inc.	7,000	259,910
Mueller Industries, Inc.	51,350	1,630,362
Oshkosh Corp.	10,350	979,628
Trinity Industries, Inc. (B)	231,000	5,116,650
Watts Water Technologies, Inc., Class A	8,750	872,900

		14,948,568

Media - 6.0%
Discovery, Inc., Class C (A)	108,144	3,297,311
DISH Network Corp., Class A (A)	146,600	5,199,902
Fox Corp., Class A	136,200	5,048,934
Liberty Media Corp. - Liberty SiriusXM, Class C (A)	85,144	4,098,832
MSG Networks, Inc., Class A (A)	133,000	2,314,200
News Corp., Class A	425,300	6,013,742
ViacomCBS, Inc., Class B	177,902	7,466,547

		33,439,468

Metals & Mining - 0.7%
Commercial Metals Co.	90,300	2,010,981
Kaiser Aluminum Corp.	14,650	1,624,539
Schnitzer Steel Industries, Inc., Class A	18,900	409,752

		4,045,272

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Small/Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Mortgage Real Estate Investment Trusts - 1.6%
Annaly Capital Management, Inc.	961,789	$ 9,060,052

Multi-Utilities - 2.5%
CenterPoint Energy, Inc.	395,200	10,777,104
NorthWestern Corp.	47,950	3,436,576

		14,213,680

Multiline Retail - 1.5%
Dollar Tree, Inc. (A)	91,800	8,633,790

Oil, Gas & Consumable Fuels - 2.8%
Antero Resources Corp. (A) (B)	558,800	1,592,580
Delek US Holdings, Inc.	42,144	1,413,088
Diamondback Energy, Inc.	10,059	934,079
EQT Corp. (B)	211,300	2,303,170
Magnolia Oil & Gas Corp., Class A (A) (B)	146,700	1,845,486
REX American Resources Corp. (A)	18,100	1,483,476
Williams Cos., Inc.	262,800	6,233,616

		15,805,495

Paper & Forest Products - 0.5%
Domtar Corp.	35,200	1,346,048
Mercer International, Inc.	44,900	552,270
P.H. Glatfelter Co.	46,500	850,950

		2,749,268

Personal Products - 0.3%
Coty, Inc., Class A	135,400	1,523,250

Pharmaceuticals - 1.0%
BioDelivery Sciences International, Inc. (A)	170,200	1,075,664
Jazz Pharmaceuticals PLC (A)	9,550	1,425,624
Perrigo Co. PLC	61,800	3,192,588

		5,693,876

Professional Services - 1.4%
ASGN, Inc. (A)	30,500	2,164,585
FTI Consulting, Inc. (A)	8,350	924,011
Heidrick & Struggles International, Inc.	52,450	1,704,625
ICF International, Inc.	30,800	2,821,896

		7,615,117

Real Estate Management & Development - 0.4%
Newmark Group, Inc., Class A	147,000	1,977,885

Road & Rail - 0.3%
AMERCO	5,075	1,907,287

Semiconductors & Semiconductor Equipment - 3.6%
AXT, Inc. (A)	114,000	495,900
Brooks Automation, Inc.	26,150	1,097,254
Cohu, Inc.	127,021	2,902,430
Entegris, Inc.	41,200	2,063,708
MagnaChip Semiconductor Corp. (A)	119,200	1,383,912
MaxLinear, Inc. (A)	12,800	271,616
MKS Instruments, Inc.	22,050	2,425,721
Qorvo, Inc. (A)	40,550	4,713,126
Silicon Motion Technology Corp., ADR	44,000	2,231,240
Tower Semiconductor, Ltd. (A)	37,700	907,062
Universal Display Corp.	7,400	1,524,918

		20,016,887

Software - 1.7%
CDK Global, Inc.	89,600	4,899,328

	Shares	Value
COMMON STOCKS (continued)
Software (continued)
LogMeIn, Inc.	22,700	$ 1,946,298
SS&C Technologies Holdings, Inc.	43,300	2,658,620

		9,504,246

Specialty Retail - 2.8%
Abercrombie & Fitch Co., Class A	57,500	994,175
American Eagle Outfitters, Inc.	124,100	1,824,270
Caleres, Inc.	10,440	247,950
Foot Locker, Inc.	167,900	6,546,421
L Brands, Inc.	141,130	2,557,276
Urban Outfitters, Inc. (A)	61,900	1,718,963
Williams-Sonoma, Inc. (B)	21,700	1,593,648

		15,482,703

Technology Hardware, Storage & Peripherals - 0.6%
NCR Corp. (A)	96,800	3,403,488

Textiles, Apparel & Luxury Goods - 1.0%
Capri Holdings, Ltd. (A)	59,500	2,269,925
Deckers Outdoor Corp. (A)	8,950	1,511,297
Steven Madden, Ltd.	41,950	1,804,269

		5,585,491

Thrifts & Mortgage Finance - 1.0%
Provident Financial Services, Inc.	52,500	1,294,125
TrustCo Bank Corp.	123,700	1,072,479
Washington Federal, Inc.	83,400	3,056,610

		5,423,214

Trading Companies & Distributors - 1.7%
AerCap Holdings NV (A)	80,800	4,966,776
HD Supply Holdings, Inc. (A)	105,700	4,251,254

		9,218,030

Total Common Stocks (Cost $456,729,509)		539,335,770

OTHER INVESTMENT COMPANY - 2.7%
Securities Lending Collateral - 2.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.56% (C)	15,060,858	15,060,858

Total Other Investment Company (Cost $15,060,858)		15,060,858

	Principal	Value
REPURCHASE AGREEMENT - 3.4%
Fixed Income Clearing Corp., 0.85% (C), dated 12/31/2019, to be repurchased at $19,030,648 on 01/02/2020. Collateralized by a U.S. Government Obligation, 2.75%, due 09/15/2021, and with a value of $19,414,118.	$ 19,029,749	19,029,749

Total Repurchase Agreement (Cost $19,029,749)		19,029,749

Total Investments (Cost $490,820,116)		573,426,377
Net Other Assets (Liabilities) - (2.7)%		(14,994,917)

Net Assets - 100.0%		$ 558,431,460

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Small/Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$539,335,770	$—	$—	$539,335,770
Other Investment Company	15,060,858	—	—	15,060,858
Repurchase Agreement	—	19,029,749	—	19,029,749

Total Investments	$554,396,628	$19,029,749	$—	$573,426,377

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $14,624,976. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2019.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Small/Mid Cap Value VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2019

Assets:
Investments, at value (cost $471,790,367) (including securities loaned of $14,624,976)	$554,396,628
Repurchase agreement, at value (cost $19,029,749)	19,029,749
Cash	4,722
Receivables and other assets:
Investments sold	18,285
Net income from securities lending	8,762
Shares of beneficial interest sold	168,970
Dividends	825,316
Interest	449

Total assets	574,452,881

Liabilities:
Cash collateral received upon return of:
Securities on loan	15,060,858
Payables and other liabilities:
Shares of beneficial interest redeemed	411,664
Investment management fees	379,733
Distribution and service fees	47,022
Transfer agent costs	755
Trustees, CCO and deferred compensation fees	2,006
Audit and tax fees	14,353
Custody fees	23,097
Legal fees	6,023
Printing and shareholder reports fees	67,345
Other accrued expenses	8,565

Total liabilities	16,021,421

Net assets	$558,431,460

Net assets consist of:
Capital stock ($0.01 par value)	$289,705
Additional paid-in capital	465,307,326
Total distributable earnings (accumulated losses)	92,834,429

Net assets	$558,431,460

Net assets by class:
Initial Class	$339,556,577
Service Class	218,874,883

Shares outstanding:
Initial Class	17,402,292
Service Class	11,568,246

Net asset value and offering price per share:
Initial Class	$19.51
Service Class	18.92

STATEMENT OF OPERATIONS

For the year ended December 31, 2019

Investment Income:
Dividend income	$9,093,854
Interest income	235,493
Net income from securities lending	123,053
Withholding taxes on foreign income	(7,048)

Total investment income	9,445,352

Expenses:
Investment management fees	4,136,276
Distribution and service fees:
Service Class	486,113
Transfer agent costs	7,784
Trustees, CCO and deferred compensation fees	16,266
Audit and tax fees	21,880
Custody fees	49,562
Legal fees	27,800
Printing and shareholder reports fees	85,304
Other	37,937

Total expenses	4,868,922

Net investment income (loss)	4,576,430

Net realized gain (loss) on:
Investments	15,354,901

Net change in unrealized appreciation (depreciation) on:
Investments	95,667,182

Net realized and change in unrealized gain (loss)	111,022,083

Net increase (decrease) in net assets resulting from operations	$115,598,513

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Small/Mid Cap Value VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2019	December 31, 2018
From operations:
Net investment income (loss)	$4,576,430	$5,521,874
Net realized gain (loss)	15,354,901	38,505,054
Net change in unrealized appreciation (depreciation)	95,667,182	(104,047,779)

Net increase (decrease) in net assets resulting from operations	115,598,513	(60,020,851)

Dividends and/or distributions to shareholders:
Initial Class	(28,708,452)	(39,716,918)
Service Class	(17,155,419)	(21,053,993)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(45,863,871)	(60,770,911)

Capital share transactions:
Proceeds from shares sold:
Initial Class	7,612,696	17,299,072
Service Class	28,120,502	10,958,427

	35,733,198	28,257,499

Dividends and/or distributions reinvested:
Initial Class	28,708,452	39,716,918
Service Class	17,155,419	21,053,993

	45,863,871	60,770,911

Cost of shares redeemed:
Initial Class	(46,985,920)	(69,461,671)
Service Class	(16,757,999)	(30,391,726)

	(63,743,919)	(99,853,397)

Net increase (decrease) in net assets resulting from capital share transactions	17,853,150	(10,824,987)

Net increase (decrease) in net assets	87,587,792	(131,616,749)

Net assets:
Beginning of year	470,843,668	602,460,417

End of year	$558,431,460	$470,843,668

Capital share transactions - shares:
Shares issued:
Initial Class	393,028	833,867
Service Class	1,516,463	564,694

	1,909,491	1,398,561

Shares reinvested:
Initial Class	1,633,018	1,921,476
Service Class	1,005,593	1,046,421

	2,638,611	2,967,897

Shares redeemed:
Initial Class	(2,464,826)	(3,315,061)
Service Class	(899,530)	(1,520,493)

	(3,364,356)	(4,835,554)

Net increase (decrease) in shares outstanding:
Initial Class	(438,780)	(559,718)
Service Class	1,622,526	90,622

	1,183,746	(469,096)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Small/Mid Cap Value VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of year	$17.11	$21.51	$20.76	$19.16		$22.68

Investment operations:
Net investment income (loss) (A)	0.18	0.22	0.12	0.24	(B)	0.15
Net realized and unrealized gain (loss)	3.95	(2.28)	2.86	3.57		(0.77)

Total investment operations	4.13	(2.06)	2.98	3.81		(0.62)

Dividends and/or distributions to shareholders:
Net investment income	(0.19)	(0.20)	(0.25)	(0.16)		(0.23)
Net realized gains	(1.54)	(2.14)	(1.98)	(2.05)		(2.67)

Total dividends and/or distributions to shareholders	(1.73)	(2.34)	(2.23)	(2.21)		(2.90)

Net asset value, end of year	$19.51	$17.11	$21.51	$20.76		$19.16

Total return	25.28%	(11.46)%	15.55%	21.13%		(2.51)%

Ratio and supplemental data:
Net assets end of year (000’s)	$339,556	$305,350	$395,777	$377,647		$436,364
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.83%	0.83%	0.83%	0.87%		0.85%
Including waiver and/or reimbursement and recapture	0.83%	0.83%	0.83%	0.86	%(B)	0.85%
Net investment income (loss) to average net assets	0.96%	1.05%	0.54%	1.27	%(B)	0.67%
Portfolio turnover rate	56%	61%	54%	128%		64%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of year	$16.64	$20.97	$20.30	$18.78		$22.28

Investment operations:
Net investment income (loss) (A)	0.13	0.16	0.06	0.21	(B)	0.09
Net realized and unrealized gain (loss)	3.83	(2.21)	2.80	3.47		(0.74)

Total investment operations	3.96	(2.05)	2.86	3.68		(0.65)

Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.14)	(0.21)	(0.11)		(0.18)
Net realized gains	(1.54)	(2.14)	(1.98)	(2.05)		(2.67)

Total dividends and/or distributions to shareholders	(1.68)	(2.28)	(2.19)	(2.16)		(2.85)

Net asset value, end of year	$18.92	$16.64	$20.97	$20.30		$18.78

Total return	24.94%	(11.64)%	15.26%	20.80%		(2.73)%

Ratio and supplemental data:
Net assets end of year (000’s)	$218,875	$165,494	$206,683	$188,299		$160,561
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.08%	1.08%	1.08%	1.12%		1.10%
Including waiver and/or reimbursement and recapture	1.08%	1.08%	1.08%	1.10	%(B)	1.10%
Net investment income (loss) to average net assets	0.71%	0.80%	0.29%	1.13	%(B)	0.43%
Portfolio turnover rate	56%	61%	54%	128%		64%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2019

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Small/Mid Cap Value VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2019

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2019, commissions recaptured are $33,864.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

Transamerica Series Trust	Annual Report 2019

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SECURITY VALUATION (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2019, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2019, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the

Transamerica Series Trust	Annual Report 2019

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2019, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2019.

Repurchase agreements at December 31, 2019, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities on non-U.S. fixed income investments, as well as on securities traded on U.S. exchanges. Loan counterparties pledge cash collateral with a value of at least 105% of the current value of the loaned securities for non-U.S. equity positions. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio (the “Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2019; however no individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seek to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2019, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2019.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$15,060,858	$—	$—	$—	$15,060,858
Total Borrowings	$15,060,858	$—	$—	$—	$15,060,858

6. RISK FACTOR

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Small and medium capitalization risk: Small or medium capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies

Transamerica Series Trust	Annual Report 2019

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. RISK FACTOR (continued)

generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $350 Million	0.790%
Over $350 Million up to $500 Million	0.780
Over $500 Million up to $750 Million	0.765
Over $750 Million up to $1 Billion	0.755
Over $1 Billion up to $1.5 Billion	0.735
Over $1.5 Billion up to $2 Billion	0.730
Over $2 Billion	0.725

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.89%	May 1, 2020
Service Class	1.14	May 1, 2020

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the thirty-six months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture

Transamerica Series Trust	Annual Report 2019

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2019 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2019, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2020. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2019, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2019, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2019.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2019, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 283,652,609	$ —	$ 307,292,008	$ —

Transamerica Series Trust	Annual Report 2019

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2019, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 505,296,568	$ 81,838,354	$ (13,708,545)	$ 68,129,809

As of December 31, 2019, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2019, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2019 and 2018 are as follows:

2019 Distributions Paid From			2018 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 7,907,122	$ 37,956,749	$ —	$ 28,042,944	$ 32,727,967	$ —

As of December 31, 2019, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 7,675,301	$ 17,029,319	$ —	$ —	$ —	$ 68,129,809

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and has early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

12. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as sub-adviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties have been deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Small/Mid Cap Value VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Small/Mid Cap Value VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2020

Transamerica Series Trust	Annual Report 2019

Transamerica Small/Mid Cap Value VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $37,956,749 for the year ended December 31, 2019.

Transamerica Series Trust	Annual Report 2019

Transamerica T. Rowe Price Small Cap VP

(unaudited)

MARKET ENVIRONMENT

U.S. stocks surged in 2019, with several major indexes hitting all-time highs in the second half of the year. The U.S. Federal Reserve’s (“Fed”) decision to keep rates steady in the first half of the year and then reduce them three times starting in July was a major driver of market performance. Trade discussions between the U.S. and China also drove market sentiment. Speculation arose numerous times during the year that the two countries were “close” to reaching an agreement, though occasional tensions seemed to reduce its likelihood. A preliminary “Phase One Trade Deal” was not officially struck until December 2019.

PERFORMANCE

For the year ended December 31, 2019, Transamerica T. Rowe Price Small Cap VP, Initial Class returned 32.77%. By comparison, its benchmark, the MSCI U.S. Small Cap Growth Index, returned 29.50%.

STRATEGY REVIEW

The Portfolio seeks to outperform its benchmark by owning a large number of attractive stocks instead of making large investments in a small number of stocks.

The Portfolio outperformed its benchmark, the MSCI U.S. Small Cap Growth Index, for the 12-month period ended December 31, 2019.

The Portfolio’s relative outperformance was driven by stock choices. Selection decisions in information technology, communication services, financials, energy, and real estate sectors contributed, while unfavorable stock selection within healthcare and materials sectors detracted.

The top contributing sector by far for the 12-month period ended December 31, 2019, was information technology, due to a strong stock selection, led by Fair Isaac Corp., a leading predictive analytics and decisions management software company. Shares traded higher for the year as the company continued to post favorable results driven by balanced growth in sales across the business and their core product offerings. The company continues to execute on shifting from a software licensing business toward a recurring cloud revenue business as demonstrated by momentum in both bookings growth and client acquisition.

Communication services and financials also contributed to relative performance, both because of strong stock choices.

One notable holding within communication services was Cable One, Inc., a fully integrated provider of high-speed internet, cable television, and telephony services. Shares rose on favorable quarterly results and positive investor sentiment toward the recent acquisitions of Clearwave Communications and Fidelity Communications, which are expected to generate significant synergies.

Within financials, MarketAxess Holdings, Inc. drove relative performance. The company operates an electronic trading platform that allows investment managers to trade corporate bonds and other fixed income instruments. The company stands to benefit from increased use of technology in the currently manual process of fixed income trading and recorded impressive trading volume growth, leading shares to rise as a result.

The energy sector also contributed due to a favorable underweight and stock picks, such as WPX Energy, Inc. The company posted positive quarterly results and has been executing well, divesting some high-cost gas assets and improving its balance sheets. We expect WPX Energy, Inc. to be a consolidator in the Permian Basin, and its recently announced acquisition of Felix Energy furthers that objective. Investors reacted favorably to the news, sending shares higher.

The real estate sector also contributed primarily due to security choices, driven by Equity Lifestyle Properties, Inc.

The health care sector was an area of relative weakness, due to stock selection. Shares of clinical-stage biopharmaceutical company SAGE Therapeutics, Inc. gave back some of the gains achieved earlier in the year. Although shares have pulled back somewhat, we maintain a positive view of the company.

Materials was also a moderate detractor for the 12-month period ended December 31, 2019, as a result of poor stock choices, although an underweight allocation partially offset the negative stock selection impact.

Sudhir Nanda, CFA

Portfolio Manager

T. Rowe Price Associates, Inc.

Transamerica Series Trust	Annual Report 2019

Transamerica T. Rowe Price Small Cap VP

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	99.0%
Other Investment Company	6.6
Repurchase Agreement	0.9
Net Other Assets (Liabilities)	(6.5)
Total	100.0%

Current	and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2019

Transamerica T. Rowe Price Small Cap VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	32.77%	11.46%	15.37%	05/03/1999
MSCI US Small Cap Growth Index (A)	29.50%	9.49%	13.67%
Service Class	32.39%	11.18%	15.08%	05/01/2003

(A) The MSCI US Small Cap Growth Index is comprised of the growth companies of the MSCI US Small Cap 1750 Index, which represents around 1,750 small capitalization companies in the U.S. equity market.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investor’s shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Risks of a portfolio may be greater due to the smaller size of the companies in which it invests. The small company stocks tend to be more volatile and less liquid than general equity markets.

Transamerica Series Trust	Annual Report 2019

Transamerica T. Rowe Price Small Cap VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2019, and held for the entire six-month period until December 31, 2019.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,075.10	$4.24	$1,021.10	$4.13	0.81%
Service Class	1,000.00	1,073.50	5.54	1,019.90	5.40	1.06

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2019

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS

At December 31, 2019

	Shares	Value
COMMON STOCKS - 99.0%
Aerospace & Defense - 3.4%
Aerojet Rocketdyne Holdings, Inc. (A)	158,347	$ 7,230,124
Curtiss-Wright Corp.	43,797	6,170,559
HEICO Corp., Class A	59,346	5,313,248
Hexcel Corp.	66,946	4,907,811
Moog, Inc., Class A	52,129	4,448,168
Teledyne Technologies, Inc. (A)	19,632	6,803,273

		34,873,183

Air Freight & Logistics - 0.4%
XPO Logistics, Inc. (A)	52,207	4,160,898

Auto Components - 0.6%
LCI Industries	33,024	3,537,861
Visteon Corp. (A)	26,557	2,299,571

		5,837,432

Automobiles - 0.2%
Thor Industries, Inc. (B)	33,670	2,501,344

Banks - 1.7%
Ameris Bancorp	73,750	3,137,325
Carolina Financial Corp.	28,274	1,222,285
CenterState Bank Corp.	128,144	3,201,037
First Bancorp	88,258	3,522,377
Signature Bank	16,116	2,201,607
Western Alliance Bancorp	79,679	4,541,703

		17,826,334

Beverages - 0.8%
Boston Beer Co., Inc., Class A (A)	12,889	4,870,109
Coca-Cola Consolidated, Inc.	12,000	3,408,600

		8,278,709

Biotechnology - 7.0%
Acadia Pharmaceuticals, Inc. (A)	112,189	4,799,445
Acceleron Pharma, Inc. (A)	36,661	1,943,766
Agios Pharmaceuticals, Inc. (A) (B)	42,848	2,045,992
Aimmune Therapeutics, Inc. (A) (B)	37,586	1,258,003
Alkermes PLC (A)	63,013	1,285,465
Alnylam Pharmaceuticals, Inc. (A)	4,700	541,299
Amicus Therapeutics, Inc. (A)	71,095	692,465
Bluebird Bio, Inc. (A)	12,620	1,107,405
Blueprint Medicines Corp. (A)	37,180	2,978,490
CRISPR Therapeutics AG (A) (B)	37,795	2,301,905
Deciphera Pharmaceuticals, Inc. (A)	16,838	1,047,997
Emergent BioSolutions, Inc. (A)	75,020	4,047,329
Enanta Pharmaceuticals, Inc. (A)	9,163	566,090
Exact Sciences Corp. (A)	68,545	6,339,042
Exelixis, Inc. (A)	51,300	903,906
FibroGen, Inc. (A)	44,144	1,893,336
Global Blood Therapeutics, Inc. (A)	50,404	4,006,614
Immunomedics, Inc. (A)	75,113	1,589,391
Insmed, Inc. (A) (B)	81,395	1,943,713
Ionis Pharmaceuticals, Inc. (A)	16,964	1,024,795
Ironwood Pharmaceuticals, Inc. (A) (B)	79,491	1,058,025
Kodiak Sciences, Inc. (A) (B)	35,294	2,539,403
Ligand Pharmaceuticals, Inc. (A) (B)	27,659	2,884,557
Madrigal Pharmaceuticals, Inc. (A)	4,085	372,184
Mirati Therapeutics, Inc. (A) (B)	23,932	3,083,878
Neurocrine Biosciences, Inc. (A)	22,827	2,453,674
Principia Biopharma, Inc. (A)	8,600	471,108
PTC Therapeutics, Inc. (A) (B)	47,229	2,268,409

	Shares	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Sage Therapeutics, Inc. (A) (B)	31,430	$ 2,268,932
Sarepta Therapeutics, Inc. (A) (B)	20,001	2,580,929
Seattle Genetics, Inc. (A)	21,275	2,430,882
Ultragenyx Pharmaceutical, Inc. (A)	46,063	1,967,351
uniQure NV (A) (B)	33,641	2,410,714
Xencor, Inc. (A)	50,697	1,743,470

		70,849,964

Building Products - 1.2%
AAON, Inc.	41,424	2,046,760
Lennox International, Inc.	23,157	5,649,613
Patrick Industries, Inc.	73,937	3,876,517
Resideo Technologies, Inc. (A)	35,184	419,745

		11,992,635

Capital Markets - 1.4%
Cboe Global Markets, Inc.	36,915	4,429,800
E*TRADE Financial Corp.	18,448	836,986
FactSet Research Systems, Inc.	8,043	2,157,937
MarketAxess Holdings, Inc.	18,496	7,012,018

		14,436,741

Chemicals - 3.4%
AdvanSix, Inc. (A)	52,908	1,056,044
Chase Corp.	30,791	3,648,118
HB Fuller Co. (B)	38,793	2,000,555
Ingevity Corp. (A)	63,823	5,576,854
Innospec, Inc.	55,118	5,701,406
Minerals Technologies, Inc.	28,053	1,616,694
NewMarket Corp.	8,531	4,150,502
PolyOne Corp.	67,137	2,469,970
Quaker Chemical Corp. (B)	22,722	3,738,224
Scotts Miracle-Gro Co.	30,369	3,224,580
Stepan Co.	17,651	1,808,168

		34,991,115

Commercial Services & Supplies - 2.7%
Advanced Disposal Services, Inc. (A)	100,879	3,315,893
Casella Waste Systems, Inc., Class A (A)	151,705	6,982,981
IAA, Inc. (A)	110,621	5,205,824
McGrath RentCorp	20,974	1,605,350
Rollins, Inc.	64,444	2,136,963
UniFirst Corp.	26,514	5,355,298
US Ecology, Inc.	44,800	2,594,368

		27,196,677

Communications Equipment - 0.5%
Plantronics, Inc. (B)	14,090	385,221
Ubiquiti, Inc. (B)	25,485	4,816,155

		5,201,376

Construction & Engineering - 0.7%
Comfort Systems USA, Inc.	51,060	2,545,341
EMCOR Group, Inc.	53,400	4,608,420

		7,153,761

Construction Materials - 0.4%
Eagle Materials, Inc.	44,491	4,033,554

Consumer Finance - 0.3%
Green Dot Corp., Class A (A)	37,568	875,334
SLM Corp.	196,147	1,747,670

		2,623,004

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Containers & Packaging - 0.5%
Berry Global Group, Inc. (A)	106,384	$ 5,052,176

Distributors - 0.9%
Pool Corp.	41,476	8,808,673

Diversified Consumer Services - 2.9%
Bright Horizons Family Solutions, Inc. (A)	44,967	6,758,090
frontdoor, Inc. (A)	76,455	3,625,496
Grand Canyon Education, Inc. (A) (B)	46,644	4,468,029
Service Corp. International	121,135	5,575,844
ServiceMaster Global Holdings, Inc. (A)	112,922	4,365,564
Strategic Education, Inc.	21,804	3,464,656
WW International, Inc. (A)	30,404	1,161,737

		29,419,416

Diversified Telecommunication Services - 0.6%
GCI Liberty, Inc., Class A (A)	79,880	5,659,498

Electrical Equipment - 0.9%
Atkore International Group, Inc. (A)	102,370	4,141,890
Generac Holdings, Inc. (A)	52,104	5,241,142

		9,383,032

Electronic Equipment, Instruments & Components - 3.4%
Cognex Corp.	62,548	3,505,190
Coherent, Inc. (A)	27,874	4,636,840
ePlus, Inc. (A)	12,948	1,091,387
Littelfuse, Inc.	30,433	5,821,833
Novanta, Inc. (A)	64,587	5,712,074
OSI Systems, Inc. (A)	47,396	4,774,673
Tech Data Corp. (A)	13,505	1,939,318
Zebra Technologies Corp., Class A (A)	27,592	7,048,100

		34,529,415

Energy Equipment & Services - 0.5%
Apergy Corp. (A)	89,414	3,020,405
Computer Modelling Group, Ltd.	21,300	134,832
Dril-Quip, Inc. (A)	34,125	1,600,804

		4,756,041

Entertainment - 0.7%
Live Nation Entertainment, Inc. (A)	39,462	2,820,349
Take-Two Interactive Software, Inc. (A)	34,371	4,208,042

		7,028,391

Equity Real Estate Investment Trusts - 3.3%
Americold Realty Trust (B)	154,935	5,432,021
CoreSite Realty Corp.	40,769	4,571,020
CubeSmart	107,255	3,376,387
CyrusOne, Inc.	66,710	4,364,835
Equity Lifestyle Properties, Inc.	51,133	3,599,252
First Industrial Realty Trust, Inc.	107,680	4,469,797
PS Business Parks, Inc.	16,157	2,663,805
Terreno Realty Corp.	97,834	5,296,733

		33,773,850

Food & Staples Retailing - 1.6%
Casey’s General Stores, Inc.	43,299	6,884,108
Performance Food Group Co. (A)	139,025	7,157,007
Sprouts Farmers Market, Inc. (A)	136,517	2,641,604

		16,682,719

Food Products - 1.4%
J&J Snack Foods Corp.	28,381	5,229,767

	Shares	Value
COMMON STOCKS (continued)
Food Products (continued)
John B Sanfilippo & Son, Inc.	23,246	$ 2,121,895
Post Holdings, Inc. (A)	42,904	4,680,826
TreeHouse Foods, Inc. (A)	38,055	1,845,668

		13,878,156

Health Care Equipment & Supplies - 5.3%
Avanos Medical, Inc. (A)	8,100	272,970
Cantel Medical Corp. (B)	49,800	3,530,820
Cooper Cos., Inc.	6,915	2,221,720
Globus Medical, Inc., Class A (A)	72,978	4,296,945
Haemonetics Corp. (A)	52,733	6,059,022
ICU Medical, Inc. (A)	30,185	5,648,217
Inogen, Inc. (A)	10,490	716,782
Insulet Corp. (A)	19,500	3,338,400
Lantheus Holdings, Inc. (A)	125,590	2,575,851
LivaNova PLC (A)	38,936	2,936,943
Masimo Corp. (A)	48,391	7,648,681
NuVasive, Inc. (A)	54,565	4,220,057
Penumbra, Inc. (A) (B)	25,555	4,197,920
West Pharmaceutical Services, Inc.	41,558	6,247,414

		53,911,742

Health Care Providers & Services - 4.7%
Addus HomeCare Corp. (A)	39,898	3,878,884
Amedisys, Inc. (A)	32,991	5,506,858
AMN Healthcare Services, Inc. (A)	51,543	3,211,644
BioTelemetry, Inc. (A)	48,952	2,266,478
Chemed Corp.	17,775	7,807,846
CorVel Corp. (A)	30,849	2,694,969
Encompass Health Corp.	51,862	3,592,481
Ensign Group, Inc.	103,969	4,717,073
Molina Healthcare, Inc. (A)	58,229	7,901,093
Pennant Group, Inc. (A)	73,548	2,432,232
US Physical Therapy, Inc.	30,935	3,537,417

		47,546,975

Health Care Technology - 0.7%
Omnicell, Inc. (A)	60,731	4,962,937
Tabula Rasa HealthCare, Inc. (A) (B)	37,381	1,819,707

		6,782,644

Hotels, Restaurants & Leisure - 6.0%
Boyd Gaming Corp. (B)	157,150	4,705,071
Cheesecake Factory, Inc. (B)	35,807	1,391,460
Choice Hotels International, Inc. (B)	48,061	4,970,949
Churchill Downs, Inc.	64,805	8,891,246
Denny’s Corp. (A)	197,422	3,924,749
Domino’s Pizza, Inc.	11,132	3,270,359
Hilton Grand Vacations, Inc. (A)	111,370	3,830,014
Marriott Vacations Worldwide Corp.	6,808	876,598
Papa John’s International, Inc.	43,900	2,772,285
Penn National Gaming, Inc. (A)	190,966	4,881,091
Ruth’s Hospitality Group, Inc.	108,316	2,357,498
Six Flags Entertainment Corp.	40,024	1,805,483
Texas Roadhouse, Inc.	84,747	4,772,951
Vail Resorts, Inc.	29,043	6,965,383
Wendy’s Co.	243,201	5,401,494

		60,816,631

Household Durables - 1.0%
Cavco Industries, Inc. (A)	11,727	2,291,221

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Household Durables (continued)
Helen of Troy, Ltd. (A)	42,954	$ 7,722,700

		10,013,921

Independent Power & Renewable Electricity Producers - 0.4%
Ormat Technologies, Inc.	61,574	4,588,495

Insurance - 1.2%
Heritage Insurance Holdings, Inc.	14,857	196,855
Kemper Corp.	35,221	2,729,628
Primerica, Inc.	59,477	7,765,317
Universal Insurance Holdings, Inc.	65,951	1,845,968

		12,537,768

IT Services - 4.9%
Booz Allen Hamilton Holding Corp.	95,428	6,787,794
Broadridge Financial Solutions, Inc.	14,112	1,743,396
CACI International, Inc., Class A (A)	20,304	5,075,797
Cardtronics PLC, Class A (A)	71,251	3,181,357
CoreLogic, Inc. (A)	82,800	3,619,188
Euronet Worldwide, Inc. (A)	65,983	10,396,282
Gartner, Inc. (A)	17,140	2,641,274
MAXIMUS, Inc.	90,161	6,707,077
Science Applications International Corp.	40,799	3,550,329
WEX, Inc. (A)	29,066	6,088,164

		49,790,658

Leisure Products - 0.3%
Brunswick Corp.	58,806	3,527,184

Life Sciences Tools & Services - 3.2%
Bio-Rad Laboratories, Inc., Class A (A)	12,908	4,776,347
Bruker Corp.	48,321	2,462,921
Charles River Laboratories International, Inc. (A)	48,742	7,445,828
Medpace Holdings, Inc. (A)	65,919	5,541,151
PRA Health Sciences, Inc. (A)	69,972	7,777,388
Repligen Corp. (A)	53,770	4,973,725

		32,977,360

Machinery - 4.7%
Albany International Corp., Class A	45,746	3,473,036
Douglas Dynamics, Inc.	67,891	3,734,005
EnPro Industries, Inc.	25,668	1,716,676
Gardner Denver Holdings, Inc. (A) (B)	125,747	4,612,400
Graco, Inc.	88,435	4,598,620
Hillenbrand, Inc.	14,878	495,586
IDEX Corp.	9,035	1,554,020
John Bean Technologies Corp.	45,250	5,097,865
Lincoln Electric Holdings, Inc.	23,533	2,276,347
Lydall, Inc. (A)	52,663	1,080,645
Middleby Corp. (A)	5,590	612,217
Nordson Corp.	22,710	3,698,097
SPX Corp. (A)	17,900	910,752
Standex International Corp.	7,955	631,229
Toro Co.	85,115	6,781,112
Woodward, Inc.	56,294	6,667,461

		47,940,068

Media - 2.0%
Cable One, Inc.	7,624	11,348,095
Gray Television, Inc. (A)	137,040	2,938,138
MSG Networks, Inc., Class A (A) (B)	83,095	1,445,853

	Shares	Value
COMMON STOCKS (continued)
Media (continued)
Nexstar Media Group, Inc., Class A	41,319	$ 4,844,653

		20,576,739

Metals & Mining - 0.1%
Worthington Industries, Inc.	21,541	908,599

Oil, Gas & Consumable Fuels - 1.2%
Matador Resources Co. (A)	132,087	2,373,603
PBF Energy, Inc., Class A	78,075	2,449,213
PDC Energy, Inc. (A)	42,856	1,121,542
WPX Energy, Inc. (A)	430,527	5,915,441

		11,859,799

Pharmaceuticals - 2.9%
Aerie Pharmaceuticals, Inc. (A) (B)	28,889	698,247
Axsome Therapeutics, Inc. (A) (B)	21,381	2,209,940
Catalent, Inc. (A)	118,059	6,646,722
Horizon Therapeutics PLC (A)	155,043	5,612,557
Innoviva, Inc. (A)	66,016	934,787
Jazz Pharmaceuticals PLC (A)	7,778	1,161,100
MyoKardia, Inc. (A) (B)	30,120	2,195,296
Nektar Therapeutics (A) (B)	31,679	683,791
Pacira BioSciences, Inc. (A)	26,806	1,214,312
Phibro Animal Health Corp., Class A	50,185	1,246,094
Prestige Consumer Healthcare, Inc. (A)	72,092	2,919,726
Reata Pharmaceuticals, Inc., Class A (A)	5,830	1,191,827
Supernus Pharmaceuticals, Inc. (A)	61,738	1,464,425
Theravance Biopharma, Inc. (A) (B)	39,505	1,022,784
WaVe Life Sciences, Ltd. (A) (B)	12,744	102,143

		29,303,751

Professional Services - 1.7%
ASGN, Inc. (A)	84,580	6,002,642
Exponent, Inc.	92,087	6,354,924
Insperity, Inc.	56,075	4,824,693

		17,182,259

Road & Rail - 0.9%
Landstar System, Inc.	43,309	4,931,596
Old Dominion Freight Line, Inc.	19,938	3,783,833

		8,715,429

Semiconductors & Semiconductor Equipment - 4.5%
Advanced Energy Industries, Inc. (A)	49,521	3,525,895
Cabot Microelectronics Corp.	30,300	4,372,896
Cirrus Logic, Inc. (A)	59,050	4,866,311
Entegris, Inc.	147,344	7,380,461
Ichor Holdings, Ltd. (A)	36,808	1,224,602
MaxLinear, Inc. (A)	156,110	3,312,654
Mellanox Technologies, Ltd. (A)	59,473	6,969,046
MKS Instruments, Inc.	59,416	6,536,354
Monolithic Power Systems, Inc.	33,511	5,965,629
Onto Innovation, Inc. (A)	38,567	1,409,238

		45,563,086

Software - 8.1%
ACI Worldwide, Inc. (A)	133,535	5,058,974
Aspen Technology, Inc. (A)	33,943	4,104,727
Blackbaud, Inc.	62,795	4,998,482
Ceridian HCM Holding, Inc. (A) (B)	65,913	4,474,174
CommVault Systems, Inc. (A)	52,862	2,359,760
CyberArk Software, Ltd. (A)	23,240	2,709,319

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Software (continued)
Descartes Systems Group, Inc. (A)	47,364	$ 2,023,390
Envestnet, Inc. (A)	75,746	5,274,194
Fair Isaac Corp. (A)	27,530	10,314,940
Fortinet, Inc. (A)	21,514	2,296,835
j2 Global, Inc. (B)	33,261	3,116,888
LogMeIn, Inc.	21,718	1,862,101
Manhattan Associates, Inc. (A)	53,114	4,235,842
Pegasystems, Inc.	64,635	5,148,178
Proofpoint, Inc. (A)	44,749	5,136,290
PTC, Inc. (A)	13,975	1,046,588
Qualys, Inc. (A)	49,233	4,104,555
RealPage, Inc. (A)	78,383	4,213,086
Sapiens International Corp. NV	29,519	678,937
SS&C Technologies Holdings, Inc.	69,977	4,296,588
Tyler Technologies, Inc. (A)	16,687	5,006,434

		82,460,282

Specialty Retail - 1.3%
Aaron’s, Inc.	37,589	2,146,708
Burlington Stores, Inc. (A)	26,133	5,959,108
Children’s Place, Inc. (B)	4,213	263,397
Murphy USA, Inc. (A)	41,345	4,837,365

		13,206,578

Technology Hardware, Storage & Peripherals - 0.3%
NCR Corp. (A)	97,539	3,429,471

Textiles, Apparel & Luxury Goods - 1.0%
Carter’s, Inc.	46,510	5,085,403
Steven Madden, Ltd.	117,174	5,039,654

		10,125,057

Thrifts & Mortgage Finance - 0.3%
MGIC Investment Corp.	71,864	1,018,313
Radian Group, Inc.	88,158	2,218,055

		3,236,368

	Shares	Value
COMMON STOCKS (continued)
Trading Companies & Distributors - 0.7%
Beacon Roofing Supply, Inc. (A)	33,258	$ 1,063,591
Univar Solutions, Inc. (A)	75,488	1,829,829
Watsco, Inc.	26,111	4,703,897

		7,597,317

Water Utilities - 0.2%
Middlesex Water Co.	33,848	2,151,717

Total Common Stocks (Cost $754,787,817)		1,007,677,992

OTHER INVESTMENT COMPANY - 6.6%
Securities Lending Collateral - 6.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.56% (C)	66,715,669	66,715,669

Total Other Investment Company (Cost $66,715,669)		66,715,669

	Principal	Value
REPURCHASE AGREEMENT - 0.9%
Fixed Income Clearing Corp., 0.85% (C), dated 12/31/2019, to be repurchased at $9,340,148 on 01/02/2020. Collateralized by a U.S. Government Obligation, 2.75%, due 09/15/2021, and with a value of $9,527,299.	$ 9,339,707	9,339,707

Total Repurchase Agreement (Cost $9,339,707)		9,339,707

Total Investments (Cost $830,843,193)		1,083,733,368
Net Other Assets (Liabilities) - (6.5)%		(65,955,821)

Net Assets - 100.0%		$ 1,017,777,547

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$1,007,677,992	$—	$—	$1,007,677,992
Other Investment Company	66,715,669	—	—	66,715,669
Repurchase Agreement	—	9,339,707	—	9,339,707

Total Investments	$1,074,393,661	$9,339,707	$—	$1,083,733,368

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $65,270,915. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2019.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica T. Rowe Price Small Cap VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2019

Assets:
Investments, at value (cost $821,503,486) (including securities loaned of $65,270,915)	$1,074,393,661
Repurchase agreement, at value (cost $9,339,707)	9,339,707
Foreign currency, at value (cost $2,744)	2,788
Receivables and other assets:
Investments sold	959,899
Net income from securities lending	6,956
Shares of beneficial interest sold	318,204
Dividends	557,440
Interest	221

Total assets	1,085,578,876

Liabilities:
Cash collateral received upon return of:
Securities on loan	66,715,669
Payables and other liabilities:
Investments purchased	16,478
Shares of beneficial interest redeemed	174,993
Investment management fees	688,244
Distribution and service fees	79,020
Transfer agent costs	1,350
Trustees, CCO and deferred compensation fees	3,076
Audit and tax fees	16,310
Custody fees	29,864
Legal fees	10,585
Printing and shareholder reports fees	52,935
Other accrued expenses	12,805

Total liabilities	67,801,329

Net assets	$1,017,777,547

Net assets consist of:
Capital stock ($0.01 par value)	$636,173
Additional paid-in capital	693,579,823
Total distributable earnings (accumulated losses)	323,561,551

Net assets	$1,017,777,547

Net assets by class:
Initial Class	$649,476,914
Service Class	368,300,633

Shares outstanding:
Initial Class	39,561,349
Service Class	24,055,989

Net asset value and offering price per share:
Initial Class	$16.42
Service Class	15.31

STATEMENT OF OPERATIONS

For the year ended December 31, 2019

Investment Income:
Dividend income	$5,506,367
Interest income	161,090
Net income from securities lending	177,767
Withholding taxes on foreign income	(959)

Total investment income	5,844,265

Expenses:
Investment management fees	7,260,669
Distribution and service fees:
Service Class	790,111
Transfer agent costs	13,689
Trustees, CCO and deferred compensation fees	28,951
Audit and tax fees	28,660
Custody fees	66,687
Legal fees	49,794
Printing and shareholder reports fees	69,365
Other	57,246

Total expenses	8,365,172

Net investment income (loss)	(2,520,907)

Net realized gain (loss) on:
Investments	71,244,793
Foreign currency transactions	51

Net realized gain (loss)	71,244,844

Net change in unrealized appreciation (depreciation) on:
Investments	184,168,391
Translation of assets and liabilities denominated in foreign currencies	73

Net change in unrealized appreciation (depreciation)	184,168,464

Net realized and change in unrealized gain (loss)	255,413,308

Net increase (decrease) in net assets resulting from operations	$252,892,401

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica T. Rowe Price Small Cap VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2019	December 31, 2018
From operations:
Net investment income (loss)	$(2,520,907)	$(3,214,578)
Net realized gain (loss)	71,244,844	103,194,974
Net change in unrealized appreciation (depreciation)	184,168,464	(166,007,663)

Net increase (decrease) in net assets resulting from operations	252,892,401	(66,027,267)

Dividends and/or distributions to shareholders:
Initial Class	(64,624,158)	(35,213,653)
Service Class	(35,768,969)	(16,365,579)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(100,393,127)	(51,579,232)

Capital share transactions:
Proceeds from shares sold:
Initial Class	22,597,314	125,877,736
Service Class	48,031,816	15,595,562

	70,629,130	141,473,298

Dividends and/or distributions reinvested:
Initial Class	64,624,158	35,213,653
Service Class	35,768,969	16,365,579

	100,393,127	51,579,232

Cost of shares redeemed:
Initial Class	(81,241,757)	(130,678,727)
Service Class	(14,723,951)	(38,176,636)

	(95,965,708)	(168,855,363)

Net increase (decrease) in net assets resulting from capital share transactions	75,056,549	24,197,167

Net increase (decrease) in net assets	227,555,823	(93,409,332)

Net assets:
Beginning of year	790,221,724	883,631,056

End of year	$1,017,777,547	$790,221,724

Capital share transactions - shares:
Shares issued:
Initial Class	1,385,318	7,377,463
Service Class	3,217,671	1,006,105

	4,602,989	8,383,568

Shares reinvested:
Initial Class	4,232,099	2,079,956
Service Class	2,510,103	1,025,412

	6,742,202	3,105,368

Shares redeemed:
Initial Class	(5,160,067)	(8,250,679)
Service Class	(976,042)	(2,573,851)

	(6,136,109)	(10,824,530)

Net increase (decrease) in shares outstanding:
Initial Class	457,350	1,206,740
Service Class	4,751,732	(542,334)

	5,209,082	664,406

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica T. Rowe Price Small Cap VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of year	$13.79	$15.59	$13.59	$13.85		$14.68

Investment operations:
Net investment income (loss) (A)	(0.03)	(0.04)	(0.03)	(0.01	)(B)	(0.02)
Net realized and unrealized gain (loss)	4.42	(0.91)	2.95	1.49		0.37

Total investment operations	4.39	(0.95)	2.92	1.48		0.35

Dividends and/or distributions to shareholders:
Net realized gains	(1.76)	(0.85)	(0.92)	(1.74)		(1.18)

Net asset value, end of year	$16.42	$13.79	$15.59	$13.59		$13.85

Total return	32.77%	(7.08)%	22.39%	11.22%		2.43%

Ratio and supplemental data:
Net assets end of year (000’s)	$649,477	$539,421	$590,699	$525,140		$409,596
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.81%	0.81%	0.81%	0.82%		0.81%
Including waiver and/or reimbursement and recapture	0.81%	0.81%	0.81%	0.81	%(B)	0.81%
Net investment income (loss) to average net assets	(0.19)%	(0.27)%	(0.21)%	(0.05	)%(B)	(0.14)%
Portfolio turnover rate	21%	29%	21%	38%		27%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of year	$12.99	$14.76	$12.95	$13.30		$14.18

Investment operations:
Net investment income (loss) (A)	(0.06)	(0.08)	(0.06)	(0.04	)(B)	(0.06)
Net realized and unrealized gain (loss)	4.14	(0.84)	2.79	1.43		0.36

Total investment operations	4.08	(0.92)	2.73	1.39		0.30

Dividends and/or distributions to shareholders:
Net realized gains	(1.76)	(0.85)	(0.92)	(1.74)		(1.18)

Net asset value, end of year	$15.31	$12.99	$14.76	$12.95		$13.30

Total return	32.39%	(7.28)%	22.02%	11.00%		2.16%

Ratio and supplemental data:
Net assets end of year (000’s)	$368,301	$250,801	$292,932	$227,707		$198,477
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.06%	1.06%	1.06%	1.07%		1.06%
Including waiver and/or reimbursement and recapture	1.06%	1.06%	1.06%	1.06	%(B)	1.06%
Net investment income (loss) to average net assets	(0.43)%	(0.52)%	(0.46)%	(0.29	)%(B)	(0.40)%
Portfolio turnover rate	21%	29%	21%	38%		27%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2019

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica T. Rowe Price Small Cap VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2019

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2019 by the Portfolios.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2019

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2019, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after

Transamerica Series Trust	Annual Report 2019

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

4. SECURITIES AND OTHER INVESTMENTS (continued)

the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2019, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2019, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2019.

Repurchase agreements at December 31, 2019, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities on non-U.S. fixed income investments, as well as on securities traded on U.S. exchanges. Loan counterparties pledge cash collateral with a value of at least 105% of the current value of the loaned securities for non-U.S. equity positions. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio (the “Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2019; however no individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

Transamerica Series Trust	Annual Report 2019

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The value of loaned securities and related collateral outstanding at December 31, 2019, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2019.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$66,715,669	$—	$—	$—	$66,715,669
Total Borrowings	$66,715,669	$—	$—	$—	$66,715,669

6. RISK FACTOR

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Small and medium capitalization risk: Small or medium capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM at an annual rate of 0.78% on daily Average Net Assets (“ANA”).

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on

Transamerica Series Trust	Annual Report 2019

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.93%	May 1, 2020
Service Class	1.18	May 1, 2020

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the thirty-six months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2019 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2019, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2020. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2019, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2019, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Transamerica Series Trust	Annual Report 2019

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2019.

Cross-trades: The Portfolio is authorized to purchase or sell securities from and to other portfolios within TST or between the Portfolio and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with Rule 17a-7 under the 1940 Act, when it is in the best interest of each Portfolio participating in the transaction.

For the year ended December 31, 2019, the Portfolio did not engage in cross-trade transactions.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2019, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 195,417,140	$ —	$ 209,245,215	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gain and losses, adjustments to prior period accumulated balances, net operating losses, reversal of prior year REIT and non-REIT/ROC adjustments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings (Accumulated Losses)
$ (2,546,242)	$ 2,546,242

As of December 31, 2019, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 831,144,954	$ 288,198,842	$ (35,610,428)	$ 252,588,414

As of December 31, 2019, there were no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2019, the Portfolio did not have any capital loss carryforwards utilized or expired.

Transamerica Series Trust	Annual Report 2019

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2019 and 2018 are as follows:

2019 Distributions Paid From			2018 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ —	$ 100,393,127	$ —	$ 816,064	$ 50,763,168	$ —

As of December 31, 2019, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ —	$ 70,973,093	$ —	$ —	$ —	$ 252,588,458

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and has early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

12. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as sub-adviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Transamerica Series Trust	Annual Report 2019

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

12. LEGAL PROCEEDINGS (continued)

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties have been deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica T. Rowe Price Small Cap VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica T. Rowe Price Small Cap VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2020

Transamerica Series Trust	Annual Report 2019

Transamerica T. Rowe Price Small Cap VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $100,393,127 for the year ended December 31, 2019.

Transamerica Series Trust	Annual Report 2019

Transamerica TS&W International Equity VP

(unaudited)

MARKET ENVIRONMENT

Global equities appreciated over the 12–month period ended December 31, 2019 with all regions posting returns over 15%. North America performed the best, while Asia ex-Japan lagged the others. There was significant dispersion across MSCI EAFE Index sector returns as resolutions to macroeconomic overhangs alleviated investor concerns. Information technology, health care and industrials led the index, while energy, communication services and real estate lagged.

Some of 2019’s prominent political risks, like Brexit and the U.S. and China trade dispute, have receded, but others, including the upcoming U.S. Presidential election, will move to center stage in the months ahead. In the meantime, global stock valuations have moved higher, raising the stakes for any negative surprises. Rather than try to forecast macroeconomic dynamics or global events, TSW will continue to analyze the potential returns and risks associated with individual stocks, applying a patient value philosophy supported by fundamental research and a viewpoint that differs from the consensus.

PERFORMANCE

For the year ended December 31, 2019, Transamerica TS&W International Equity VP, Initial Class returned 21.06%. By comparison, its benchmark, the MSCI EAFE Index, returned 22.66%.

STRATEGY REVIEW

The Portfolio modestly underperformed its benchmark over the period with a small allocation to emerging markets weighing the most on a regional basis. Among the laggards were Embraer SA and Baidu, Inc. Brazilian aerospace conglomerate Embraer SA underperformed after the company’s deliveries of new aircraft fell short of expectations early in the year. The stock’s price began recovering in the fourth quarter, as the company released satisfactory results, reporting a stable backlog and solid performance from both its executive and commercial aviation segments. Chinese internet search giant Baidu, Inc. released results and guidance above expectations. Despite performing well fundamentally, the stock declined due to increased competition in its web search business and data restructuring in its health-care segment.

Europe led regional relative performance with NXP Semiconductors NV (“NXP”) and Smurfit Kappa Group PLC (“Smurfit Kappa”) among the top performers. Netherlands-based semiconductor manufacturer NXP performed well after reporting results above expectations and raising full-year guidance. The company increased its dividend by 50%, repurchased a significant amount of its stock and announced the acquisition of Marvell Technology Group, Ltd. to round out its product offering. Irish packaging company Smurfit Kappa reported a series of results either meeting or exceeding expectations. The company generated strong cash flow supported by capex flexibility and working capital management.

Industrial holdings provided the biggest drag on sector relative performance. Embraer SA and Japan Airlines Co., Ltd. were primary laggards. As mentioned previously, Embraer SA underperformed after aircraft deliveries fell short of expectations. Japan Airlines Co., Ltd. underperformed on lower international demand and higher maintenance costs. We believed the company was undervalued at period end relative to its market position and favorable shareholder return policies. Materials also underperformed with ArcelorMittal and Kuraray Co., Ltd. as the primary detractors. Steel manufacturer ArcelorMittal continued to endure a difficult pricing environment. As a result, management reduced production and announced a plan to sell non-core assets over the next two years to reduce debt. The company also recently doubled its dividend. Japanese chemical manufacturer Kuraray Co., Ltd. underperformed after cutting guidance three times in the past year. Factors leading to the revisions included accelerated amortization of intangible assets, a plant fire in North America and subsequent litigation, inventory devaluation and an unfavorable change in product mix. We viewed many of these factors as one-off occurrences that should not impact its earnings power.

Holdings in information technology and communication services were top sector contributors. Hitachi, Ltd. and NXP drove outperformance in information technology. Japanese conglomerate Hitachi, Ltd. reported strong results and guided for further margin improvement. The company is restructuring its business portfolio and selling undervalued, non-core segments. As mentioned previously, NXP reported consistently strong operating results and increased shareholder returns. Square Enix Holdings Co., Ltd. and Informa PLC drove outperformance in communication services. Japanese video game company Square Enix Co., Ltd. reported excellent results driven by recent game releases. The company grew revenue and earnings across all segments, leading analysts to increase their estimates. Events and publishing company Informa PLC performed well following the on-schedule integration of UBM PLC. The company delivered strong cash flow, deleveraging and encouraging commentary on growth.

Brandon H. Harrell, CFA

Portfolio Manager

Thompson, Siegel & Walmsley LLC

Transamerica Series Trust	Annual Report 2019

Transamerica TS&W International Equity VP

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	97.9%
Other Investment Company	3.8
Repurchase Agreement	1.9
Net Other Assets (Liabilities)	(3.6)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2019

Transamerica TS&W International Equity VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	21.06%	5.18%	5.12%	04/08/1991
MSCI EAFE Index (A)	22.66%	6.18%	6.00%
Service Class	20.74%	4.92%	4.85%	05/01/2003

(A) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

A portfolio that concentrates all or large portion of its assets in a single economic sector, geographic region, or that lacks diversity, is inherently subject to greater volatility.

Transamerica Series Trust	Annual Report 2019

Transamerica TS&W International Equity VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2019, and held for the entire six-month period until December 31, 2019.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,093.90	$4.33	$1,021.10	$4.18	0.82%
Service Class	1,000.00	1,092.50	5.64	1,019.80	5.45	1.07

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2019

Transamerica TS&W International Equity VP

SCHEDULE OF INVESTMENTS

At December 31, 2019

	Shares	Value
COMMON STOCKS - 97.9%
Australia - 4.1%
BHP Group PLC, ADR	17,200	$ 808,572
Challenger, Ltd.	157,277	892,886
LendLease Group	50,600	624,951
Macquarie Group, Ltd.	21,200	2,050,808
Qantas Airways, Ltd.	456,000	2,275,186
Santos, Ltd.	198,200	1,137,730

		7,790,133

Belgium - 2.0%
Groupe Bruxelles Lambert SA	17,600	1,854,951
KBC Group NV	26,000	1,955,751

		3,810,702

Brazil - 1.0%
Embraer SA, ADR (A)	96,800	1,886,632

China - 0.6%
Baidu, Inc., ADR (B)	9,300	1,175,520

Denmark - 1.3%
AP Moller - Maersk A/S, Class B	1,300	1,874,914
Maersk Drilling A/S (B)	9,400	620,674

		2,495,588

France - 8.8%
Airbus SE	3,400	497,622
Arkema SA	14,693	1,560,764
Dassault Aviation SA	400	524,955
Engie SA	196,000	3,165,886
Rexel SA	81,600	1,084,181
Sanofi	33,968	3,414,693
TOTAL SA	36,100	1,992,274
Veolia Environnement SA	118,700	3,156,886
Vivendi SA	46,200	1,338,058

		16,735,319

Germany - 12.4%
Allianz SE	11,241	2,754,357
Bayer AG	24,626	2,002,010
Deutsche Boerse AG	11,100	1,740,620
Fresenius SE & Co. KGaA	47,400	2,667,361
HeidelbergCement AG	38,500	2,797,598
Infineon Technologies AG	111,300	2,514,751
Merck KGaA	9,200	1,084,622
SAP SE	20,400	2,745,802
Siemens AG	24,507	3,200,407
Talanx AG (B)	17,000	841,363
TUI AG	103,100	1,313,488

		23,662,379

Hong Kong - 3.0%
China Mobile, Ltd.	176,500	1,483,612
CK Asset Holdings, Ltd.	218,900	1,580,166
CK Hutchison Holdings, Ltd.	279,000	2,660,280

		5,724,058

Ireland - 3.4%
AIB Group PLC	388,500	1,353,534
DCC PLC	21,800	1,889,663
Ryanair Holdings PLC, ADR (B)	7,585	664,522
Smurfit Kappa Group PLC	66,721	2,564,051

		6,471,770

	Shares	Value
COMMON STOCKS (continued)
Italy - 2.6%
Eni SpA	131,696	$ 2,045,401
Mediobanca Banca di Credito Finanziario SpA	152,118	1,674,900
Prysmian SpA	52,335	1,263,326

		4,983,627

Japan - 26.3%
Astellas Pharma, Inc.	145,200	2,478,561
Daiwa Securities Group, Inc.	359,500	1,814,904
Denka Co., Ltd.	25,760	765,783
FANUC Corp.	9,500	1,754,316
Fujitsu, Ltd.	13,910	1,308,317
Hitachi, Ltd.	71,640	3,022,903
Japan Airlines Co., Ltd.	62,300	1,939,765
JXTG Holdings, Inc.	569,200	2,583,358
Kirin Holdings Co., Ltd. (A)	56,300	1,228,836
Kuraray Co., Ltd. (A)	125,700	1,523,214
Kyocera Corp.	24,400	1,662,998
Matsumotokiyoshi Holdings Co., Ltd.	11,400	441,351
MS&AD Insurance Group Holdings, Inc.	25,400	838,420
Nintendo Co., Ltd.	3,500	1,399,860
Olympus Corp.	152,900	2,356,602
ORIX Corp.	204,200	3,383,872
Rakuten, Inc.	205,700	1,757,333
Sega Sammy Holdings, Inc.	117,100	1,695,566
Seven & i Holdings Co., Ltd.	80,300	2,943,429
SoftBank Group Corp.	13,400	581,788
Sony Corp.	70,500	4,786,785
Square Enix Holdings Co., Ltd.	27,300	1,359,373
Sumitomo Mitsui Financial Group, Inc. (A)	90,200	3,331,569
Toshiba Corp.	76,850	2,608,422
Toyota Industries Corp.	45,700	2,629,580

		50,196,905

Luxembourg - 0.8%
ArcelorMittal SA	87,500	1,535,243

Netherlands - 5.7%
ASML Holding NV	7,800	2,307,180
EXOR NV	6,000	465,188
Heineken Holding NV	25,643	2,485,188
Koninklijke Philips NV	60,665	2,961,446
NXP Semiconductors NV	20,700	2,634,282

		10,853,284

Norway - 0.8%
Mowi ASA	58,400	1,518,453

Republic of Korea - 0.7%
Samsung Electronics Co., Ltd.	30,000	1,445,605

Singapore - 1.2%
DBS Group Holdings, Ltd.	124,000	2,386,052

Spain - 0.9%
Siemens Gamesa Renewable Energy SA (A)	99,200	1,739,748

Sweden - 0.7%
Investor AB, B Shares	23,678	1,292,672

Switzerland - 7.7%
ABB, Ltd.	123,700	2,984,032
Glencore PLC (B)	206,300	643,129
Nestle SA	37,779	4,090,151
Novartis AG	28,180	2,668,352

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica TS&W International Equity VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Switzerland (continued)
Roche Holding AG	4,600	$ 1,495,012
UBS Group AG (B)	220,900	2,787,623

		14,668,299

United Kingdom - 13.9%
Ashtead Group PLC	23,200	741,840
Aviva PLC	492,660	2,732,341
Barratt Developments PLC	94,000	929,609
British Land Co. PLC, REIT	263,100	2,226,232
HSBC Holdings PLC	239,900	1,873,377
IG Group Holdings PLC	80,800	743,842
Imperial Brands PLC	89,399	2,213,231
Inchcape PLC	184,987	1,729,938
Informa PLC	126,504	1,436,051
Persimmon PLC	55,200	1,970,528
Savills PLC	42,500	638,954
Smith & Nephew PLC	20,800	504,885
Tesco PLC	887,200	2,999,072
Unilever PLC	55,493	3,197,879
Vodafone Group PLC	1,381,744	2,686,086

		26,623,865

Total Common Stocks (Cost $173,499,749)		186,995,854

	Shares	Value
OTHER INVESTMENT COMPANY - 3.8%
Securities Lending Collateral - 3.8%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.56% (C)	7,233,451	$ 7,233,451

Total Other Investment Company (Cost $7,233,451)		7,233,451

	Principal	Value
REPURCHASE AGREEMENT - 1.9%
Fixed Income Clearing Corp., 0.85% (C), dated 12/31/2019, to be repurchased at $3,691,252 on 01/02/2020. Collateralized by a U.S. Government Obligation, 2.75%, due 09/15/2021, and with a value of $3,769,831.	$ 3,691,078	3,691,078

Total Repurchase Agreement (Cost $3,691,078)		3,691,078

Total Investments (Cost $184,424,278)		197,920,383
Net Other Assets (Liabilities) - (3.6)%		(6,807,185)

Net Assets - 100.0%		$ 191,113,198

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Pharmaceuticals	6.6%	$13,143,250
Banks	6.4	12,575,183
Industrial Conglomerates	5.2	10,358,772
Capital Markets	4.6	9,137,797
Diversified Financial Services	4.0	7,889,569
Oil, Gas & Consumable Fuels	3.9	7,758,763
Household Durables	3.9	7,686,922
Semiconductors & Semiconductor Equipment	3.8	7,456,213
Insurance	3.6	7,166,481
Food & Staples Retailing	3.2	6,383,852
Multi-Utilities	3.2	6,322,772
Electrical Equipment	3.0	5,987,106
Health Care Equipment & Supplies	2.9	5,822,933
Food Products	2.8	5,608,604
Airlines	2.5	4,879,473
Wireless Telecommunication Services	2.4	4,751,486
Electronic Equipment, Instruments & Components	2.4	4,685,901
Entertainment	2.1	4,097,291
Chemicals	1.9	3,849,761
Beverages	1.9	3,714,024
Personal Products	1.6	3,197,879
Metals & Mining	1.5	2,986,944
Aerospace & Defense	1.5	2,909,209
Real Estate Management & Development	1.4	2,844,071
Construction Materials	1.4	2,797,598
Software	1.4	2,745,802
Health Care Providers & Services	1.4	2,667,361
Auto Components	1.3	2,629,580

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica TS&W International Equity VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments	Value
Containers & Packaging	1.3%	$2,564,051
Equity Real Estate Investment Trusts	1.1	2,226,232
Tobacco	1.1	2,213,231
Marine	1.0	1,874,914
Trading Companies & Distributors	0.9	1,826,021
Internet & Direct Marketing Retail	0.9	1,757,333
Machinery	0.9	1,754,316
Distributors	0.9	1,729,938
Leisure Products	0.9	1,695,566
Technology Hardware, Storage & Peripherals	0.7	1,445,605
Media	0.7	1,436,051
Hotels, Restaurants & Leisure	0.7	1,313,488
IT Services	0.7	1,308,317
Interactive Media & Services	0.6	1,175,520
Energy Equipment & Services	0.3	620,674

Investments	94.5	186,995,854
Short-Term Investments	5.5	10,924,529

Total Investments	100.0%	$197,920,383

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$7,169,528	$179,826,326	$—	$186,995,854
Other Investment Company	7,233,451	—	—	7,233,451
Repurchase Agreement	—	3,691,078	—	3,691,078

Total Investments	$14,402,979	$183,517,404	$—	$197,920,383

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $6,888,598. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing securities.
(C)	Rates disclosed reflect the yields at December 31, 2019.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica TS&W International Equity VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2019

Assets:
Investments, at value (cost $180,733,200) (including securities loaned of $6,888,598)	$194,229,305
Repurchase agreement, at value (cost $3,691,078)	3,691,078
Foreign currency, at value (cost $84,409)	85,262
Receivables and other assets:
Net income from securities lending	850
Shares of beneficial interest sold	101,722
Dividends	121,622
Interest	87
Tax reclaims	312,959

Total assets	198,542,885

Liabilities:
Cash collateral received upon return of:
Securities on loan	7,233,451
Payables and other liabilities:
Shares of beneficial interest redeemed	3,509
Investment management fees	126,704
Distribution and service fees	12,417
Transfer agent costs	253
Trustees, CCO and deferred compensation fees	556
Audit and tax fees	13,479
Custody fees	23,319
Legal fees	2,018
Printing and shareholder reports fees	10,830
Other accrued expenses	3,151

Total liabilities	7,429,687

Net assets	$191,113,198

Net assets consist of:
Capital stock ($0.01 par value)	$137,379
Additional paid-in capital	175,735,599
Total distributable earnings (accumulated losses)	15,240,220

Net assets	$191,113,198

Net assets by class:
Initial Class	$133,161,493
Service Class	57,951,705

Shares outstanding:
Initial Class	9,546,314
Service Class	4,191,595

Net asset value and offering price per share:
Initial Class	$13.95
Service Class	13.83

STATEMENT OF OPERATIONS

For the year ended December 31, 2019

Investment Income:
Dividend income	$5,887,758
Interest income	34,985
Net income from securities lending	46,287
Withholding taxes on foreign income	(480,106)

Total investment income	5,488,924

Expenses:
Investment management fees	1,356,953
Distribution and service fees:
Service Class	129,262
Transfer agent costs	2,622
Trustees, CCO and deferred compensation fees	5,382
Audit and tax fees	20,517
Custody fees	57,239
Legal fees	9,628
Printing and shareholder reports fees	17,343
Other	12,051

Total expenses	1,610,997

Net investment income (loss)	3,877,927

Net realized gain (loss) on:
Investments	(181,957)
Foreign currency transactions	8,591

Net realized gain (loss)	(173,366)

Net change in unrealized appreciation (depreciation) on:
Investments	30,156,849
Translation of assets and liabilities denominated in foreign currencies	4,097

Net change in unrealized appreciation (depreciation)	30,160,946

Net realized and change in unrealized gain (loss)	29,987,580

Net increase (decrease) in net assets resulting from operations	$33,865,507

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica TS&W International Equity VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2019	December 31, 2018
From operations:
Net investment income (loss)	$3,877,927	$3,299,273
Net realized gain (loss)	(173,366)	5,303,267
Net change in unrealized appreciation (depreciation)	30,160,946	(36,660,304)

Net increase (decrease) in net assets resulting from operations	33,865,507	(28,057,764)

Dividends and/or distributions to shareholders:
Initial Class	(3,710,437)	(3,234,920)
Service Class	(1,448,634)	(1,177,803)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(5,159,071)	(4,412,723)

Capital share transactions:
Proceeds from shares sold:
Initial Class	10,503,360	86,238,024
Service Class	8,210,294	5,764,269

	18,713,654	92,002,293

Dividends and/or distributions reinvested:
Initial Class	3,710,437	3,234,920
Service Class	1,448,634	1,177,803

	5,159,071	4,412,723

Cost of shares redeemed:
Initial Class	(26,850,348)	(30,077,715)
Service Class	(5,890,138)	(9,161,440)

	(32,740,486)	(39,239,155)

Net increase (decrease) in net assets resulting from capital share transactions	(8,867,761)	57,175,861

Net increase (decrease) in net assets	19,838,675	24,705,374

Net assets:
Beginning of year	171,274,523	146,569,149

End of year	$191,113,198	$171,274,523

Capital share transactions - shares:
Shares issued:
Initial Class	811,773	6,437,566
Service Class	637,284	419,592

	1,449,057	6,857,158

Shares reinvested:
Initial Class	306,394	236,126
Service Class	120,619	86,666

	427,013	322,792

Shares redeemed:
Initial Class	(2,109,166)	(2,276,527)
Service Class	(455,867)	(668,496)

	(2,565,033)	(2,945,023)

Net increase (decrease) in shares outstanding:
Initial Class	(990,999)	4,397,165
Service Class	302,036	(162,238)

	(688,963)	4,234,927

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica TS&W International Equity VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of year	$11.90	$14.43	$12.00	$12.20		$12.43

Investment operations:
Net investment income (loss) (A)	0.30	0.29	0.36	0.27	(B)	0.31
Net realized and unrealized gain (loss)	2.15	(2.49)	2.37	(0.14)		(0.14)

Total investment operations	2.45	(2.20)	2.73	0.13		0.17

Dividends and/or distributions to shareholders:
Net investment income	(0.19)	(0.33)	(0.30)	(0.33)		(0.40)
Net realized gains	(0.21)	—	—	—		—

Total dividends and/or distributions to shareholders	(0.40)	(0.33)	(0.30)	(0.33)		(0.40)

Net asset value, end of year	$13.95	$11.90	$14.43	$12.00		$12.20

Total return	21.06%	(15.52)%	22.91%	1.08%		1.32%

Ratio and supplemental data:
Net assets end of year (000’s)	$133,161	$125,396	$88,588	$74,507		$87,448
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.84%	0.90%	0.93%	0.91%		0.87%
Including waiver and/or reimbursement and recapture	0.84%	0.90%	0.93%	0.89	%(B)	0.87%
Net investment income (loss) to average net assets	2.28%	2.11%	2.67%	2.32	%(B)	2.41%
Portfolio turnover rate	16%	32%	24%	22%		26%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of year	$11.80	$14.31	$11.90	$12.11		$12.35

Investment operations:
Net investment income (loss) (A)	0.26	0.27	0.31	0.24	(B)	0.26
Net realized and unrealized gain (loss)	2.13	(2.48)	2.37	(0.14)		(0.13)

Total investment operations	2.39	(2.21)	2.68	0.10		0.13

Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.30)	(0.27)	(0.31)		(0.37)
Net realized gains	(0.21)	—	—	—		—

Total dividends and/or distributions to shareholders	(0.36)	(0.30)	(0.27)	(0.31)		(0.37)

Net asset value, end of year	$13.83	$11.80	$14.31	$11.90		$12.11

Total return	20.74%	(15.70)%	22.66%	0.77%		1.04%

Ratio and supplemental data:
Net assets end of year (000’s)	$57,952	$45,879	$57,981	$37,771		$39,941
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.09%	1.15%	1.18%	1.16%		1.12%
Including waiver and/or reimbursement and recapture	1.09%	1.15%	1.18%	1.14	%(B)	1.12%
Net investment income (loss) to average net assets	2.01%	1.98%	2.28%	2.06	%(B)	2.05%
Portfolio turnover rate	16%	32%	24%	22%		26%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2019

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica TS&W International Equity VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2019

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2019, commissions recaptured are $4,304.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

Transamerica Series Trust	Annual Report 2019

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2019, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2019

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2019, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2019, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2019.

Repurchase agreements at December 31, 2019, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities on non-U.S. fixed income investments, as well as on securities traded on U.S. exchanges. Loan counterparties pledge cash collateral with a value of at least 105% of the current value of the loaned securities for non-U.S. equity positions. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio (the “Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of

Transamerica Series Trust	Annual Report 2019

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

the Navigator as of December 31, 2019; however no individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2019, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2019.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$7,233,451	$—	$—	$—	$7,233,451
Total Borrowings	$7,233,451	$—	$—	$—	$7,233,451

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Emerging market risk: Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems and regulatory and accounting standards that are less fully developed, and that can be expected to be less stable. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility. The Portfolio may be required to establish special custody or other arrangements before investing in emerging market countries. An investment in emerging market securities should be considered speculative.

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the Portfolio may invest may have markets that are less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2019

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $500 million	0.77%
Over $500 million up to $1 billion	0.75
Over $1 billion up to $2 billion	0.72
Over $2 billion up to $6 billion	0.69
Over $6 billion	0.68

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	1.02%	May 1, 2020
Service Class	1.27	May 1, 2020

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the thirty-six months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any, other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2019 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2019, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2020. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2019

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2019, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2019, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2019.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2019, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 28,289,366	$ —	$ 36,452,319	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and passive foreign investment companies. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gains and losses, passive foreign investment company gains and losses and distribution re-designations. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

Transamerica Series Trust	Annual Report 2019

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2019, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 187,654,571	$ 22,029,645	$ (11,763,833)	$ 10,265,812

As of December 31, 2019, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 257,341	$ —

During the year ended December 31, 2019, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2019 and 2018 are as follows:

2019 Distributions Paid From			2018 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 2,430,464	$ 2,728,607	$ —	$ 4,412,723	$ —	$ —

As of December 31, 2019, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 5,229,468	$ —	$ (257,341)	$ —	$ —	$ 10,268,093

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and has early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

Transamerica Series Trust	Annual Report 2019

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

12. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as sub-adviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties have been deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica TS&W International Equity VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica TS&W International Equity VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2020

Transamerica Series Trust	Annual Report 2019

Transamerica TS&W International Equity VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $2,728,607 for the year ended December 31, 2019.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 4,276,762	$ 302,124

Transamerica Series Trust	Annual Report 2019

Transamerica U.S. Equity Index VP

(unaudited)

MARKET ENVIRONMENT

The S&P 500® (“S&P 500”) started 2019 slightly above 2,500 in terms of price index levels. The progression of both economic data points and earnings releases provided an uncertain market environment, but a temporary measure to end the U.S. government shutdown and a dovish turn from the U.S. Federal Reserve (“Fed”) helped the S&P 500 eclipse 2,700 by the end of January. Stocks shook off a relatively weak February retail sales report as investors were encouraged by upward revisions to earlier spending data and stronger-than-expected spending for construction projects. The market was also relieved when the March payroll employment report showed favorable employment growth; this came on the heels of a disappointing February jobs report. Markets would later rally on a somewhat weaker jobs report for May as soft job and wage gains were viewed favorably in the context of supporting easier monetary policy.

The third quarter kicked off with some favorable momentum for U.S. equities in the wake of the U.S. and China trade truce reached at the G20 summit in Japan. June payrolls posted stronger jobs numbers – a development which caused market participants to debate how the stronger data would be incorporated into the Fed’s reaction. Fed commentary, however, bolstered spirits across U.S. equities. Meanwhile, the second quarter earnings season was in the process of wrapping up. The overall results showed S&P 500 earnings growth down from a year earlier – a second straight quarter of contracting per share earnings growth. Despite the ominous undertones of negative per share earnings growth, those results were largely anticipated, and most of the companies actually beat expectations.

Early in the fourth quarter, the U.S. agreed to delay a tariff hike that was scheduled for the middle of October, an apparent truce in the U.S./China trade conflict, which helped lift sentiment for stocks. Apart from some modest hiccups at the beginning of October and end of November, stocks made mostly uninterrupted progress during the fourth quarter. Healthy returns in the fourth quarter capped strong returns for the year.

PERFORMANCE

For the year ended December 31, 2019, Transamerica U.S. Equity Index VP, Service Class returned 30.90%. By comparison, its benchmark, the S&P 500®, returned 31.49%

STRATEGY REVIEW

The investment objective of the Transamerica U.S. Equity Index VP (“Portfolio”), is to seek to provide investment results that, before expenses, correspond generally to the price and yield performance of the Portfolio’s benchmark index, the S&P 500. The Portfolio underperformed its benchmark for the 12-month period ended December 31, 2019.

Portfolio fees and expenses, cash drag, and slight security misweightings relative to the S&P 500 contributed to the difference between the Portfolio’s performance and that of its index.

On an individual security level, the top positive contributors to the Portfolio’s performance during the year were Apple, Inc., Microsoft Corp. and Facebook, Inc. The top negative contributors to the Portfolio’s performance during the year were Pfizer, Inc., Occidental Petroleum Corp. and Pacific Gas & Electric Co.

During the fiscal year, the Portfolio used derivatives. These positions added to performance.

Michael Feehily, CFA

Keith Richardson

Karl Schneider, CAIA

Co-Portfolio Managers

SSGA Funds Management, Inc.

Asset Allocation	Percentage of Net Assets
Common Stocks	98.9%
Net Other Assets (Liabilities) ^	1.1
Total	100.0%

Current	and future portfolio holdings are subject to change and risk.
^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2019

Transamerica U.S. Equity Index VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2019

	1 Year	10 Year or Since Inception	Inception Date
Initial Class	31.22%	9.63%	01/12/2018
Service Class	30.90%	13.66%	05/01/2017
S&P 500® (A)	31.49%	14.31%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market.

Transamerica Series Trust	Annual Report 2019

Transamerica U.S. Equity Index VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2019, and held for the entire six-month period until December 31, 2019.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,107.90	$0.74	$1,024.50	$0.71	0.14%
Service Class	1,000.00	1,106.60	2.07	1,023.20	1.99	0.39

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2019

Transamerica U.S. Equity Index VP

SCHEDULE OF INVESTMENTS

At December 31, 2019

	Shares	Value
COMMON STOCKS - 98.9%
Aerospace & Defense - 2.4%
Arconic, Inc.	3,221	$ 99,110
Boeing Co.	4,445	1,448,003
General Dynamics Corp.	1,937	341,590
Huntington Ingalls Industries, Inc.	340	85,299
L3 Harris Technologies, Inc.	1,838	363,685
Lockheed Martin Corp.	2,064	803,681
Northrop Grumman Corp.	1,303	448,193
Raytheon Co.	2,315	508,698
Textron, Inc.	1,845	82,287
TransDigm Group, Inc.	414	231,840
United Technologies Corp.	6,746	1,010,281

		5,422,667

Air Freight & Logistics - 0.5%
CH Robinson Worldwide, Inc.	1,125	87,975
Expeditors International of Washington, Inc.	1,416	110,476
FedEx Corp.	1,996	301,815
United Parcel Service, Inc., Class B	5,826	681,992

		1,182,258

Airlines - 0.4%
Alaska Air Group, Inc.	1,021	69,173
American Airlines Group, Inc.	3,173	91,002
Delta Air Lines, Inc.	4,786	279,885
Southwest Airlines Co.	3,938	212,573
United Airlines Holdings, Inc. (A)	1,798	158,386

		811,019

Auto Components - 0.1%
Aptiv PLC	2,119	201,241
BorgWarner, Inc.	1,707	74,050

		275,291

Automobiles - 0.3%
Ford Motor Co.	32,377	301,106
General Motors Co.	10,388	380,201
Harley-Davidson, Inc.	1,283	47,715

		729,022

Banks - 5.6%
Bank of America Corp.	67,310	2,370,658
Citigroup, Inc.	18,152	1,450,163
Citizens Financial Group, Inc.	3,614	146,765
Comerica, Inc.	1,197	85,885
Fifth Third Bancorp	5,934	182,411
First Republic Bank	1,403	164,782
Huntington Bancshares, Inc.	8,626	130,080
JPMorgan Chase & Co.	26,078	3,635,273
KeyCorp	8,189	165,746
M&T Bank Corp.	1,086	184,349
People’s United Financial, Inc.	3,688	62,327
PNC Financial Services Group, Inc.	3,643	581,532
Regions Financial Corp.	8,020	137,623
SVB Financial Group (A)	429	107,696
Truist Financial Corp.	11,150	627,968
US Bancorp	11,817	700,630
Wells Fargo & Co.	32,000	1,721,600
Zions Bancorp NA	1,462	75,907

		12,531,395

	Shares	Value
COMMON STOCKS (continued)
Beverages - 1.8%
Brown-Forman Corp., Class B	1,515	$ 102,414
Coca-Cola Co.	32,061	1,774,576
Constellation Brands, Inc., Class A	1,388	263,373
Molson Coors Brewing Co., Class B	1,550	83,545
Monster Beverage Corp. (A)	3,174	201,708
PepsiCo, Inc.	11,594	1,584,552

		4,010,168

Biotechnology - 2.0%
AbbVie, Inc.	12,296	1,088,688
Alexion Pharmaceuticals, Inc. (A)	1,820	196,833
Amgen, Inc.	4,940	1,190,886
Biogen, Inc. (A)	1,500	445,095
Gilead Sciences, Inc.	10,519	683,524
Incyte Corp. (A)	1,493	130,369
Regeneron Pharmaceuticals, Inc. (A)	662	248,568
Vertex Pharmaceuticals, Inc. (A)	2,138	468,115

		4,452,078

Building Products - 0.3%
A.O. Smith Corp.	1,172	55,834
Allegion PLC	781	97,266
Fortune Brands Home & Security, Inc.	1,156	75,533
Johnson Controls International PLC	6,414	261,114
Masco Corp.	2,308	110,761

		600,508

Capital Markets - 2.7%
Ameriprise Financial, Inc.	1,053	175,409
Bank of New York Mellon Corp.	6,930	348,787
BlackRock, Inc.	981	493,149
Cboe Global Markets, Inc.	922	110,640
Charles Schwab Corp.	9,506	452,105
CME Group, Inc.	2,980	598,146
E*TRADE Financial Corp.	1,878	85,205
Franklin Resources, Inc.	2,346	60,949
Goldman Sachs Group, Inc.	2,650	609,314
Intercontinental Exchange, Inc.	4,630	428,507
Invesco, Ltd.	3,135	56,367
MarketAxess Holdings, Inc.	317	120,178
Moody’s Corp.	1,350	320,504
Morgan Stanley	10,228	522,855
MSCI, Inc.	704	181,759
Nasdaq, Inc.	954	102,173
Northern Trust Corp.	1,745	185,389
Raymond James Financial, Inc.	1,027	91,875
S&P Global, Inc.	2,032	554,838
State Street Corp.	3,023	239,119
T. Rowe Price Group, Inc.	1,937	236,004

		5,973,272

Chemicals - 1.9%
Air Products & Chemicals, Inc.	1,833	430,737
Albemarle Corp.	883	64,494
Celanese Corp.	1,005	123,736
CF Industries Holdings, Inc.	1,808	86,314
Corteva, Inc.	6,223	183,952
Dow, Inc. (A)	6,165	337,410
DuPont de Nemours, Inc.	6,159	395,408
Eastman Chemical Co.	1,098	87,028

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica U.S. Equity Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Chemicals (continued)
Ecolab, Inc.	2,072	$ 399,875
FMC Corp.	1,078	107,606
International Flavors & Fragrances, Inc.	895	115,473
Linde PLC	4,466	950,811
LyondellBasell Industries NV, Class A	2,132	201,431
Mosaic Co.	2,964	64,141
PPG Industries, Inc.	1,966	262,441
Sherwin-Williams Co.	679	396,224

		4,207,081

Commercial Services & Supplies - 0.4%
Cintas Corp.	697	187,549
Copart, Inc. (A)	1,705	155,053
Republic Services, Inc.	1,755	157,300
Rollins, Inc.	1,195	39,626
Waste Management, Inc.	3,226	367,635

		907,163

Communications Equipment - 1.0%
Arista Networks, Inc. (A)	451	91,734
Cisco Systems, Inc.	35,272	1,691,645
F5 Networks, Inc. (A)	505	70,523
Juniper Networks, Inc.	2,740	67,486
Motorola Solutions, Inc.	1,421	228,980

		2,150,368

Construction & Engineering - 0.1%
Jacobs Engineering Group, Inc.	1,127	101,238
Quanta Services, Inc.	1,222	49,748

		150,986

Construction Materials - 0.1%
Martin Marietta Materials, Inc.	521	145,692
Vulcan Materials Co.	1,102	158,677

		304,369

Consumer Finance - 0.7%
American Express Co.	5,579	694,530
Capital One Financial Corp.	3,872	398,467
Discover Financial Services	2,580	218,836
Synchrony Financial	4,943	177,997

		1,489,830

Containers & Packaging - 0.4%
Amcor PLC	13,512	146,470
Avery Dennison Corp.	694	90,789
Ball Corp.	2,699	174,544
International Paper Co.	3,268	150,492
Packaging Corp. of America	787	88,136
Sealed Air Corp.	1,325	52,775
WestRock Co.	2,144	91,999

		795,205

Distributors - 0.1%
Genuine Parts Co.	1,214	128,963
LKQ Corp. (A)	2,548	90,964

		219,927

Diversified Consumer Services - 0.0% (B)
H&R Block, Inc.	1,702	39,963

Diversified Financial Services - 1.6%
Berkshire Hathaway, Inc., Class B (A)	16,263	3,683,569

	Shares	Value
COMMON STOCKS (continued)
Diversified Telecommunication Services - 2.0%
AT&T, Inc.	60,737	$ 2,373,602
CenturyLink, Inc.	8,158	107,767
Verizon Communications, Inc.	34,387	2,111,362

		4,592,731

Electric Utilities - 2.0%
Alliant Energy Corp.	1,998	109,331
American Electric Power Co., Inc.	4,081	385,695
Duke Energy Corp.	6,061	552,824
Edison International	2,982	224,873
Entergy Corp.	1,655	198,269
Evergy, Inc.	1,895	123,345
Eversource Energy	2,692	229,008
Exelon Corp.	8,034	366,270
FirstEnergy Corp.	4,492	218,311
NextEra Energy, Inc.	4,064	984,138
Pinnacle West Capital Corp.	935	84,085
PPL Corp.	6,012	215,711
Southern Co.	8,720	555,464
Xcel Energy, Inc.	4,360	276,816

		4,524,140

Electrical Equipment - 0.5%
AMETEK, Inc.	1,901	189,606
Eaton Corp. PLC	3,437	325,552
Emerson Electric Co.	5,065	386,257
Rockwell Automation, Inc.	961	194,766

		1,096,181

Electronic Equipment, Instruments & Components - 0.6%
Amphenol Corp., Class A	2,465	266,787
CDW Corp.	1,177	168,123
Corning, Inc.	6,395	186,159
FLIR Systems, Inc.	1,129	58,787
IPG Photonics Corp. (A)	296	42,896
Keysight Technologies, Inc. (A)	1,562	160,308
TE Connectivity, Ltd.	2,771	265,573
Zebra Technologies Corp., Class A (A)	451	115,203

		1,263,836

Energy Equipment & Services - 0.4%
Baker Hughes Co.	5,427	139,094
Halliburton Co.	7,298	178,582
Helmerich & Payne, Inc.	906	41,160
National Oilwell Varco, Inc.	3,208	80,360
Schlumberger, Ltd.	11,510	462,702
TechnipFMC PLC	3,476	74,525

		976,423

Entertainment - 1.9%
Activision Blizzard, Inc.	6,348	377,198
Electronic Arts, Inc. (A)	2,419	260,067
Live Nation Entertainment, Inc. (A)	1,192	85,192
Netflix, Inc. (A)	3,644	1,179,089
Take-Two Interactive Software, Inc. (A)	941	115,207
Walt Disney Co.	14,986	2,167,425

		4,184,178

Equity Real Estate Investment Trusts - 2.8%
Alexandria Real Estate Equities, Inc.	960	155,117
American Tower Corp.	3,683	846,427

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica U.S. Equity Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (continued)
Apartment Investment & Management Co., Class A	1,237	$ 63,891
AvalonBay Communities, Inc.	1,158	242,833
Boston Properties, Inc.	1,197	165,018
Crown Castle International Corp.	3,457	491,413
Digital Realty Trust, Inc.	1,735	207,749
Duke Realty Corp.	3,056	105,952
Equinix, Inc.	709	413,843
Equity Residential	2,895	234,263
Essex Property Trust, Inc.	550	165,473
Extra Space Storage, Inc.	1,085	114,598
Federal Realty Investment Trust	576	74,148
Healthpeak Properties, Inc.	4,133	142,464
Host Hotels & Resorts, Inc.	5,963	110,614
Iron Mountain, Inc.	2,372	75,596
Kimco Realty Corp.	3,511	72,713
Mid-America Apartment Communities, Inc.	954	125,794
Prologis, Inc.	5,253	468,252
Public Storage	1,245	265,135
Realty Income Corp.	2,708	199,390
Regency Centers Corp.	1,393	87,884
SBA Communications Corp.	936	225,567
Simon Property Group, Inc.	2,551	379,997
SL Green Realty Corp.	686	63,030
UDR, Inc.	2,437	113,808
Ventas, Inc.	3,099	178,936
Vornado Realty Trust	1,317	87,580
Welltower, Inc.	3,374	275,926
Weyerhaeuser Co.	6,195	187,089

		6,340,500

Food & Staples Retailing - 1.5%
Costco Wholesale Corp.	3,673	1,079,568
Kroger Co.	6,668	193,305
Sysco Corp.	4,242	362,861
Walgreens Boots Alliance, Inc.	6,234	367,557
Walmart, Inc.	11,795	1,401,718

		3,405,009

Food Products - 1.1%
Archer-Daniels-Midland Co.	4,621	214,183
Campbell Soup Co.	1,398	69,089
Conagra Brands, Inc.	4,046	138,535
General Mills, Inc.	5,006	268,121
Hershey Co.	1,233	181,226
Hormel Foods Corp.	2,312	104,294
J.M. Smucker Co.	948	98,715
Kellogg Co.	2,078	143,715
Kraft Heinz Co.	5,185	166,594
Lamb Weston Holdings, Inc.	1,214	104,441
McCormick & Co., Inc.	1,027	174,313
Mondelez International, Inc., Class A	11,971	659,363
Tyson Foods, Inc., Class A	2,454	223,412

		2,546,001

Gas Utilities - 0.0% (B)
Atmos Energy Corp.	992	110,965

Health Care Equipment & Supplies - 3.5%
Abbott Laboratories	14,695	1,276,408

	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
ABIOMED, Inc. (A)	376	$ 64,142
Align Technology, Inc. (A)	596	166,308
Baxter International, Inc.	4,220	352,876
Becton Dickinson and Co.	2,249	611,660
Boston Scientific Corp. (A)	11,589	524,055
Cooper Cos., Inc.	414	133,014
Danaher Corp.	5,315	815,746
DENTSPLY SIRONA, Inc.	1,849	104,635
Edwards Lifesciences Corp. (A)	1,734	404,525
Hologic, Inc. (A)	2,244	117,159
IDEXX Laboratories, Inc. (A)	713	186,186
Intuitive Surgical, Inc. (A)	961	568,095
Medtronic PLC	11,144	1,264,287
ResMed, Inc.	1,195	185,189
STERIS PLC	711	108,371
Stryker Corp.	2,677	562,009
Teleflex, Inc.	386	145,306
Varian Medical Systems, Inc. (A)	756	107,359
Zimmer Biomet Holdings, Inc.	1,704	255,055

		7,952,385

Health Care Providers & Services - 2.8%
AmerisourceBergen Corp.	1,250	106,275
Anthem, Inc.	2,108	636,679
Cardinal Health, Inc.	2,433	123,061
Centene Corp. (A)	3,430	215,644
Cigna Corp. (A)	3,105	634,942
CVS Health Corp.	10,817	803,595
DaVita, Inc. (A)	737	55,297
HCA Healthcare, Inc.	2,200	325,182
Henry Schein, Inc. (A)	1,220	81,398
Humana, Inc.	1,101	403,539
Laboratory Corp. of America Holdings (A)	811	137,197
McKesson Corp.	1,500	207,480
Quest Diagnostics, Inc.	1,127	120,352
UnitedHealth Group, Inc.	7,877	2,315,681
Universal Health Services, Inc., Class B	668	95,831
WellCare Health Plans, Inc. (A)	420	138,688

		6,400,841

Health Care Technology - 0.1%
Cerner Corp.	2,586	189,787

Hotels, Restaurants & Leisure - 1.8%
Carnival Corp.	3,337	169,620
Chipotle Mexican Grill, Inc. (A)	213	178,304
Darden Restaurants, Inc.	1,026	111,844
Hilton Worldwide Holdings, Inc.	2,338	259,308
Las Vegas Sands Corp.	2,808	193,864
Marriott International, Inc., Class A	2,256	341,626
McDonald’s Corp.	6,262	1,237,434
MGM Resorts International	4,296	142,928
Norwegian Cruise Line Holdings, Ltd. (A)	1,769	103,327
Royal Caribbean Cruises, Ltd.	1,429	190,786
Starbucks Corp.	9,819	863,286
Wynn Resorts, Ltd.	803	111,513
Yum! Brands, Inc.	2,507	252,530

		4,156,370

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica U.S. Equity Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Household Durables - 0.4%
D.R. Horton, Inc.	2,796	$ 147,489
Garmin, Ltd.	1,209	117,950
Leggett & Platt, Inc.	1,097	55,761
Lennar Corp., Class A	2,327	129,823
Mohawk Industries, Inc. (A)	496	67,644
Newell Brands, Inc.	3,170	60,927
NVR, Inc. (A)	29	110,444
PulteGroup, Inc.	2,067	80,200
Whirlpool Corp.	524	77,306

		847,544

Household Products - 1.7%
Church & Dwight Co., Inc.	2,014	141,665
Clorox Co.	1,043	160,142
Colgate-Palmolive Co.	7,126	490,554
Kimberly-Clark Corp.	2,850	392,018
Procter & Gamble Co.	20,735	2,589,801

		3,774,180

Independent Power & Renewable Electricity Producers - 0.1%
AES Corp.	5,520	109,848
NRG Energy, Inc.	2,032	80,772

		190,620

Industrial Conglomerates - 1.3%
3M Co.	4,781	843,464
General Electric Co.	72,615	810,383
Honeywell International, Inc.	5,941	1,051,557
Roper Technologies, Inc.	865	306,409

		3,011,813

Insurance - 2.3%
Aflac, Inc.	6,103	322,849
Allstate Corp.	2,694	302,940
American International Group, Inc.	7,189	369,011
Aon PLC	1,947	405,541
Arthur J. Gallagher & Co.	1,555	148,083
Assurant, Inc.	507	66,458
Chubb, Ltd.	3,768	586,527
Cincinnati Financial Corp.	1,269	133,435
Everest Re Group, Ltd.	339	93,849
Globe Life, Inc.	839	88,305
Hartford Financial Services Group, Inc.	2,997	182,128
Lincoln National Corp.	1,649	97,307
Loews Corp.	2,127	111,646
Marsh & McLennan Cos., Inc.	4,196	467,476
MetLife, Inc.	6,499	331,254
Principal Financial Group, Inc.	2,147	118,085
Progressive Corp.	4,833	349,861
Prudential Financial, Inc.	3,342	313,279
Travelers Cos., Inc.	2,146	293,895
Unum Group	1,715	50,009
Willis Towers Watson PLC	1,069	215,874
WR Berkley Corp.	1,223	84,509

		5,132,321

Interactive Media & Services - 4.9%
Alphabet, Inc., Class A (A)	2,491	3,336,420
Alphabet, Inc., Class C (A)	2,485	3,322,495
Facebook, Inc., Class A (A)	20,008	4,106,642
Twitter, Inc. (A)	6,455	206,883

		10,972,440

	Shares	Value
COMMON STOCKS (continued)
Internet & Direct Marketing Retail - 3.3%
Amazon.com, Inc. (A)	3,463	$ 6,399,070
Booking Holdings, Inc. (A)	348	714,698
eBay, Inc.	6,358	229,587
Expedia Group, Inc.	1,168	126,308

		7,469,663

IT Services - 5.3%
Accenture PLC, Class A	5,280	1,111,810
Akamai Technologies, Inc. (A)	1,344	116,095
Alliance Data Systems Corp.	341	38,260
Automatic Data Processing, Inc.	3,598	613,459
Broadridge Financial Solutions, Inc.	959	118,475
Cognizant Technology Solutions Corp., Class A	4,553	282,377
DXC Technology Co.	2,104	79,089
Fidelity National Information Services, Inc.	5,110	710,750
Fiserv, Inc. (A)	4,748	549,011
FleetCor Technologies, Inc. (A)	722	207,734
Gartner, Inc. (A)	744	114,650
Global Payments, Inc.	2,499	456,217
International Business Machines Corp.	7,364	987,070
Jack Henry & Associates, Inc.	640	93,229
Leidos Holdings, Inc.	1,080	105,721
Mastercard, Inc., Class A	7,381	2,203,893
Paychex, Inc.	2,649	225,324
PayPal Holdings, Inc. (A)	9,763	1,056,064
VeriSign, Inc. (A)	859	165,512
Visa, Inc., Class A	14,233	2,674,381
Western Union Co.	3,391	90,811

		11,999,932

Leisure Products - 0.0% (B)
Hasbro, Inc.	1,058	111,735

Life Sciences Tools & Services - 1.0%
Agilent Technologies, Inc.	2,568	219,076
Illumina, Inc. (A)	1,222	405,386
IQVIA Holdings, Inc. (A)	1,500	231,765
Mettler-Toledo International, Inc. (A)	203	161,036
PerkinElmer, Inc.	924	89,720
Thermo Fisher Scientific, Inc.	3,334	1,083,117
Waters Corp. (A)	536	125,237

		2,315,337

Machinery - 1.6%
Caterpillar, Inc.	4,595	678,590
Cummins, Inc.	1,274	227,995
Deere & Co.	2,618	453,595
Dover Corp.	1,186	136,698
Flowserve Corp.	1,120	55,742
Fortive Corp.	2,457	187,690
IDEX Corp.	632	108,704
Illinois Tool Works, Inc.	2,432	436,860
Ingersoll-Rand PLC	1,992	264,777
PACCAR, Inc.	2,868	226,859
Parker-Hannifin Corp.	1,068	219,816
Pentair PLC	1,395	63,989
Snap-on, Inc.	456	77,246
Stanley Black & Decker, Inc.	1,262	209,164
Westinghouse Air Brake Technologies Corp.	1,525	118,645

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica U.S. Equity Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Machinery (continued)
Xylem, Inc.	1,507	$ 118,736

		3,585,106

Media - 1.4%
Charter Communications, Inc., Class A (A)	1,304	632,544
Comcast Corp., Class A	37,746	1,697,438
Discovery, Inc., Class A (A)	1,300	42,562
Discovery, Inc., Class C (A)	2,782	84,823
DISH Network Corp., Class A (A)	2,098	74,416
Fox Corp., Class A	2,948	109,282
Fox Corp., Class B (A)	1,329	48,376
Interpublic Group of Cos., Inc.	3,224	74,475
News Corp., Class A	3,347	47,327
News Corp., Class B	1,012	14,684
Omnicom Group, Inc.	1,816	147,132
ViacomCBS, Inc., Class B	4,492	188,529

		3,161,588

Metals & Mining - 0.3%
Freeport-McMoRan, Inc.	12,087	158,582
Newmont Goldcorp Corp.	6,816	296,155
Nucor Corp.	2,529	142,332

		597,069

Multi-Utilities - 1.1%
Ameren Corp.	2,046	157,133
CenterPoint Energy, Inc.	4,176	113,880
CMS Energy Corp.	2,367	148,742
Consolidated Edison, Inc.	2,755	249,245
Dominion Energy, Inc.	6,844	566,820
DTE Energy Co.	1,595	207,143
NiSource, Inc.	3,106	86,471
Public Service Enterprise Group, Inc.	4,191	247,479
Sempra Energy	2,330	352,948
WEC Energy Group, Inc.	2,615	241,181

		2,371,042

Multiline Retail - 0.5%
Dollar General Corp.	2,117	330,210
Dollar Tree, Inc. (A)	1,968	185,090
Kohl’s Corp.	1,322	67,356
Macy’s, Inc.	2,551	43,367
Nordstrom, Inc.	891	36,468
Target Corp.	4,213	540,149

		1,202,640

Oil, Gas & Consumable Fuels - 3.9%
Apache Corp.	3,118	79,790
Cabot Oil & Gas Corp.	3,392	59,055
Chevron Corp.	15,722	1,894,658
Cimarex Energy Co.	836	43,882
Concho Resources, Inc.	1,678	146,942
ConocoPhillips	9,123	593,269
Devon Energy Corp.	3,218	83,571
Diamondback Energy, Inc.	1,340	124,432
EOG Resources, Inc.	4,806	402,551
Exxon Mobil Corp.	35,179	2,454,791
Hess Corp.	2,161	144,376
HollyFrontier Corp.	1,258	63,793
Kinder Morgan, Inc.	16,107	340,985
Marathon Oil Corp.	6,651	90,321

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Marathon Petroleum Corp.	5,399	$ 325,290
Noble Energy, Inc.	3,977	98,789
Occidental Petroleum Corp.	7,427	306,067
ONEOK, Inc.	3,423	259,018
Phillips 66	3,695	411,660
Pioneer Natural Resources Co.	1,376	208,285
Valero Energy Corp.	3,414	319,721
Williams Cos., Inc.	10,078	239,050

		8,690,296

Personal Products - 0.2%
Coty, Inc., Class A	2,458	27,653
Estee Lauder Cos., Inc., Class A	1,839	379,827

		407,480

Pharmaceuticals - 4.6%
Allergan PLC	2,729	521,703
Bristol-Myers Squibb Co.	19,491	1,251,127
Eli Lilly & Co.	7,025	923,296
Johnson & Johnson	21,883	3,192,073
Merck & Co., Inc.	21,168	1,925,230
Mylan NV (A)	4,291	86,249
Perrigo Co. PLC	1,132	58,479
Pfizer, Inc.	46,013	1,802,789
Zoetis, Inc.	3,960	524,106

		10,285,052

Professional Services - 0.3%
Equifax, Inc.	1,011	141,661
IHS Markit, Ltd. (A)	3,323	250,388
Nielsen Holdings PLC	3,032	61,550
Robert Half International, Inc.	978	61,761
Verisk Analytics, Inc.	1,362	203,401

		718,761

Real Estate Management & Development - 0.1%
CBRE Group, Inc., Class A (A)	2,783	170,570

Road & Rail - 1.0%
CSX Corp.	6,466	467,879
JB Hunt Transport Services, Inc.	705	82,330
Kansas City Southern	824	126,204
Norfolk Southern Corp.	2,168	420,874
Old Dominion Freight Line, Inc.	536	101,722
Union Pacific Corp.	5,772	1,043,520

		2,242,529

Semiconductors & Semiconductor Equipment - 4.2%
Advanced Micro Devices, Inc. (A)	9,259	424,618
Analog Devices, Inc.	3,062	363,888
Applied Materials, Inc.	7,680	468,787
Broadcom, Inc.	3,298	1,042,234
Intel Corp.	36,168	2,164,655
KLA Corp.	1,309	233,224
Lam Research Corp.	1,199	350,588
Maxim Integrated Products, Inc.	2,259	138,951
Microchip Technology, Inc.	1,985	207,869
Micron Technology, Inc. (A)	9,205	495,045
NVIDIA Corp.	5,088	1,197,206
Qorvo, Inc. (A)	966	112,278
QUALCOMM, Inc.	9,494	837,656
Skyworks Solutions, Inc.	1,418	171,408

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica U.S. Equity Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Texas Instruments, Inc.	7,772	$ 997,070
Xilinx, Inc.	2,091	204,437

		9,409,914

Software - 7.0%
Adobe, Inc. (A)	4,025	1,327,485
ANSYS, Inc. (A)	712	183,276
Autodesk, Inc. (A)	1,819	333,714
Cadence Design Systems, Inc. (A)	2,333	161,817
Citrix Systems, Inc.	1,018	112,896
Fortinet, Inc. (A)	1,186	126,617
Intuit, Inc.	2,164	566,817
Microsoft Corp.	63,429	10,002,753
Norton Lifelock, Inc.	4,794	122,343
Oracle Corp.	18,013	954,329
salesforce.com, Inc. (A)	7,375	1,199,470
ServiceNow, Inc. (A)	1,568	442,678
Synopsys, Inc. (A)	1,251	174,139

		15,708,334

Specialty Retail - 2.2%
Advance Auto Parts, Inc.	572	91,612
AutoZone, Inc. (A)	198	235,879
Best Buy Co., Inc.	1,887	165,679
CarMax, Inc. (A)	1,373	120,371
Gap, Inc.	1,769	31,276
Home Depot, Inc.	9,070	1,980,707
L Brands, Inc.	1,984	35,950
Lowe’s Cos., Inc.	6,373	763,230
O’Reilly Automotive, Inc. (A)	629	275,666
Ross Stores, Inc.	3,008	350,191
Tiffany & Co.	898	120,018
TJX Cos., Inc.	10,083	615,668
Tractor Supply Co.	984	91,945
Ulta Salon Cosmetics & Fragrance, Inc. (A)	468	118,469

		4,996,661

Technology Hardware, Storage & Peripherals - 4.9%
Apple, Inc.	34,727	10,197,583
Hewlett Packard Enterprise Co.	10,615	168,354

	Shares	Value
COMMON STOCKS (continued)
Technology Hardware, Storage & Peripherals (continued)
HP, Inc.	12,281	$ 252,375
NetApp, Inc.	1,863	115,972
Seagate Technology PLC	1,886	112,217
Western Digital Corp.	2,481	157,469
Xerox Holdings Corp. (A)	1,585	58,439

		11,062,409

Textiles, Apparel & Luxury Goods - 0.7%
Capri Holdings, Ltd. (A)	1,239	47,268
Hanesbrands, Inc.	2,964	44,015
NIKE, Inc., Class B	10,360	1,049,572
PVH Corp.	616	64,772
Ralph Lauren Corp.	424	49,701
Tapestry, Inc.	2,385	64,324
Under Armour, Inc., Class A (A)	1,565	33,804
Under Armour, Inc., Class C (A)	1,618	31,033
VF Corp.	2,713	270,378

		1,654,867

Tobacco - 0.8%
Altria Group, Inc.	15,532	775,202
Philip Morris International, Inc.	12,936	1,100,724

		1,875,926

Trading Companies & Distributors - 0.2%
Fastenal Co.	4,771	176,288
United Rentals, Inc. (A)	617	102,897
WW Grainger, Inc.	363	122,883

		402,068

Water Utilities - 0.1%
American Water Works Co., Inc.	1,503	184,644

Wireless Telecommunication Services - 0.1%
T-Mobile US, Inc. (A)	2,632	206,401

Total Common Stocks (Cost $197,040,364)		222,434,428

Total Investments (Cost $197,040,364)		222,434,428
Net Other Assets (Liabilities) - 1.1%		2,393,320

Net Assets - 100.0%		$ 224,827,748

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	9	03/20/2020	$ 1,453,144	$ 1,453,995	$ 851	$ —

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica U.S. Equity Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$222,434,428	$—	$—	$222,434,428

Total Investments	$222,434,428	$—	$—	$222,434,428

Other Financial Instruments
Futures Contracts (D)	$851	$—	$—	$851

Total Other Financial Instruments	$851	$—	$—	$851

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(D)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica U.S. Equity Index VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2019

Assets:
Investments, at value (cost $197,040,364)	$222,434,428
Cash	1,322,403
Cash collateral pledged at broker for:
Futures contracts	62,370
Receivables and other assets:
Shares of beneficial interest sold	848,786
Dividends	217,554
Due from investment manager	24,497
Variation margin receivable on futures contracts	3,446

Total assets	224,913,484

Liabilities:
Payables and other liabilities:
Distribution and service fees	44,035
Transfer agent costs	252
Trustees, CCO and deferred compensation fees	359
Audit and tax fees	12,880
Custody fees	23,074
Legal fees	1,216
Printing and shareholder reports fees	1,390
Other accrued expenses	2,530

Total liabilities	85,736

Net assets	$224,827,748

Net assets consist of:
Capital stock ($0.01 par value)	$160,860
Additional paid-in capital	196,350,399
Total distributable earnings (accumulated losses)	28,316,489

Net assets	$224,827,748

Net assets by class:
Initial Class	$11,817,870
Service Class	213,009,878

Shares outstanding:
Initial Class	842,925
Service Class	15,243,104

Net asset value and offering price per share:
Initial Class	$14.02
Service Class	13.97

STATEMENT OF OPERATIONS

For the year ended December 31, 2019

Investment Income:
Dividend income	$2,547,936
Interest income	1,475

Total investment income	2,549,411

Expenses:
Investment management fees	104,773
Distribution and service fees:
Service Class	307,562
Transfer agency costs
Initial Class	119
Service Class	1,871
Trustees, CCO and deferred compensation fees	4,249
Audit and tax fees	59,159
Custody fees	51,664
Legal fees	7,740
Printing and shareholder reports fees	5,267
Other	11,004

Total expenses before waiver and/or reimbursement and recapture	553,408

Expenses waived and/or reimbursed:
Initial Class	(4,705)
Service Class	(72,204)
Recapture of previously waived and/or reimbursed fees:
Initial Class	940
Service Class	13,477

Net expenses	490,916

Net investment income (loss)	2,058,495

Net realized gain (loss) on:
Investments	308,110
Futures contracts	590,391

Net realized gain (loss)	898,501

Net change in unrealized appreciation (depreciation) on:
Investments	29,223,316
Futures contracts	81,593

Net change in unrealized appreciation (depreciation)	29,304,909

Net realized and change in unrealized gain (loss)	30,203,410

Net increase (decrease) in net assets resulting from operations	$32,261,905

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica U.S. Equity Index VP

STATEMENT OF CHANGES IN NET ASSETS

For the year and period ended:

	December 31, 2019	December 31, 2018 (A)
From operations:
Net investment income (loss)	$2,058,495	$656,180
Net realized gain (loss)	898,501	(11,944)
Net change in unrealized appreciation (depreciation)	29,304,909	(4,997,999)

Net increase (decrease) in net assets resulting from operations	32,261,905	(4,353,763)

Dividends and/or distributions to shareholders:
Initial Class	(48,870)	(4,815)
Service Class	(609,482)	(160,426)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(658,352)	(165,241)

Capital share transactions:
Proceeds from shares sold:
Initial Class	7,407,663	4,158,926
Service Class	139,636,499	39,884,307

	147,044,162	44,043,233

Dividends and/or distributions reinvested:
Initial Class	48,870	4,815
Service Class	609,482	160,426

	658,352	165,241

Cost of shares redeemed:
Initial Class	(1,302,588)	(87,402)
Service Class	(10,604,979)	(2,812,920)

	(11,907,567)	(2,900,322)

Net increase (decrease) in net assets resulting from capital share transactions	135,794,947	41,308,152

Net increase (decrease) in net assets	167,398,500	36,789,148

Net assets:
Beginning of year/period	57,429,248	20,640,100

End of year/period	$224,827,748	$57,429,248

Capital share transactions - shares:
Shares issued:
Initial Class	595,130	354,853
Service Class	11,007,190	3,417,686

	11,602,320	3,772,539

Shares reinvested:
Initial Class	3,876	396
Service Class	48,448	13,193

	52,324	13,589

Shares redeemed:
Initial Class	(103,886)	(7,444)
Service Class	(819,918)	(246,449)

	(923,804)	(253,893)

Net increase (decrease) in shares outstanding:
Initial Class	495,120	347,805
Service Class	10,235,720	3,184,430

	10,730,840	3,532,235

(A)	Initial Class commenced operations on January 12, 2018.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica U.S. Equity Index VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and year indicated:

	Initial Class
	December 31, 2019	December 31, 2018 (A)
Net asset value, beginning of period/year	$10.74	$11.80

Investment operations:
Net investment income (loss) (B)	0.23	0.21
Net realized and unrealized gain (loss)	3.12	(1.22)

Total investment operations	3.35	(1.01)

Dividends and/or distributions to shareholders:
Net investment income	(0.07)	(0.03)
Net realized gains	—	(0.02)

Total dividends and/or distributions to shareholders	(0.07)	(0.05)

Net asset value, end of period/year	$14.02	$10.74

Total return	31.22%	(8.66	)%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$11,818	$3,735
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.19%	0.40	%(D)
Including waiver and/or reimbursement and recapture	0.14%	0.14	%(D)
Net investment income (loss) to average net assets	1.81%	1.88	%(D)
Portfolio turnover rate	1%	1%

(A)	Commenced operations on January 12, 2018.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period and years indicated:

	Service Class
	December 31, 2019	December 31, 2018	December 31, 2017 (A)
Net asset value, beginning of period/year	$10.72	$11.32	$10.00

Investment operations:
Net investment income (loss) (B)	0.20	0.18	0.11
Net realized and unrealized gain (loss)	3.11	(0.74)	1.21

Total investment operations	3.31	(0.56)	1.32

Dividends and/or distributions to shareholders:
Net investment income	(0.06)	(0.02)	—
Net realized gains	—	(0.02)	—

Total dividends and/or distributions to shareholders	(0.06)	(0.04)	—

Net asset value, end of period/year	$13.97	$10.72	$11.32

Total return	30.90%	(4.99)%	13.20	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$213,010	$53,694	$20,640
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.44%	0.65%	1.03	%(D)
Including waiver and/or reimbursement and recapture	0.39%	0.39%	0.39	%(D)
Net investment income (loss) to average net assets	1.56%	1.57%	1.49	%(D)
Portfolio turnover rate	1%	1%	4	%(C)

(A)	Commenced operations on May 1, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica U.S. Equity Index VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2019

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica U.S. Equity Index VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2019

Transamerica U.S. Equity Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2019 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2019, is disclosed within the Security Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2019

Transamerica U.S. Equity Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SECURITY VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2019, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2019, the Portfolio has not utilized the program.

Transamerica Series Trust	Annual Report 2019

Transamerica U.S. Equity Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio, uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2019, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2019.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$851	$—	$—	$851
Total	$—	$—	$851	$—	$—	$851

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2019

Transamerica U.S. Equity Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2019.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$590,391	$—	$—	$590,391
Total	$—	$—	$590,391	$—	$—	$590,391

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$81,593	$—	$—	$81,593
Total	$—	$—	$81,593	$—	$—	$81,593

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2019.

Futures Contracts at Notional Amount
Long	Short
$ 1,596,548	$ —

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

7. RISK FACTOR

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Growth risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole.

Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations.

When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Transamerica Series Trust	Annual Report 2019

Transamerica U.S. Equity Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

7. RISK FACTOR (continued)

Index tracking: While an index fund seeks to track the performance of its stated index (i.e. achieve a high degree of correlation with the index), an index fund’s return may not match the return of the index. An index fund incurs a number of operating expenses not applicable to the index, and incurs costs in buying and selling securities. In addition, an index fund may not be fully invested at times, generally as a result of cash flows into or out of the Portfolio or reserves of cash held by an index fund to meet redemptions. The sub-adviser may attempt to replicate the index return by investing in fewer than all of the securities of the index, or in some securities not included in the index, potentially increasing the risk of divergence between an index fund’s return and that of its stated index.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM at an annual rate of 0.08% on daily Average Net Assets (“ANA”).

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.14%	May 1, 2020
Service Class	0.39	May 1, 2020

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the thirty-six months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2019 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

Transamerica Series Trust	Annual Report 2019

Transamerica U.S. Equity Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

For the periods ended December 31, 2017 and December 31, 2018 (year ended for Service Class) and the year ended December 31, 2019, the balances available for recapture by TAM for the Portfolio are as follows:

	Amounts Available
Class	2017 (A)	2018 (B)	2019	Total
Initial Class	$—	$2,083	$4,705	$6,788
Service Class	24,237	106,788	72,204	203,229

(A)	Service Class commenced operations on May 1, 2017.
(B)	Initial Class commenced operations on January 12, 2018.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2020. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2019, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2019, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2019.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2019, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 139,525,820	$ —	$ 1,605,214	$ —

Transamerica Series Trust	Annual Report 2019

Transamerica U.S. Equity Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, and futures contracts mark to market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2019, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 197,069,552	$ 27,589,129	$ (2,224,253)	$ 25,364,876

As of December 31, 2019, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2019, the capital loss carryforwards utilized or expired are $58,475.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2019 and 2018 are as follows:

2019 Distributions Paid From			2018 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 658,352	$ —	$ —	$ 143,505	$ 21,736	$ —

As of December 31, 2019, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 2,296,928	$ 654,685	$ —	$ —	$ —	$ 25,364,876

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and has early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Transamerica U.S. Equity Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

12. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as sub-adviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties have been deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica U.S. Equity Index VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica U.S. Equity Index VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and the period from May 1, 2017 (commencement of operations) through December 31, 2017 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and the period from May 1, 2017 (commencement of operations) through December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2020

Transamerica Series Trust	Annual Report 2019

Transamerica U.S. Equity Index VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2019.

Transamerica Series Trust	Annual Report 2019

Transamerica WMC US Growth II VP

(unaudited)

MARKET ENVIRONMENT

U.S. equities, as measured by the S&P 500®, posted positive results over the 12-month period ended December 31, 2019.

During the first quarter of 2019, U.S. equities rallied to their largest quarterly gain since 2009, buoyed by a dovish shift in the U.S. Federal Reserve (“Fed”) policy and guidance, optimism for a US-China trade deal, relatively strong fourth-quarter earnings, and corporate buybacks. By the summer of 2019, unresolved U.S. trade frictions with China, Mexico, Japan, and the EU unsettled markets and raised concerns about the potential risks to U.S. economic growth from increasing cost pressures, supply chain disruptions, and waning business confidence and investment plans. In the third quarter of 2019, U.S. equities rose for the third consecutive quarter with the U.S. economy remaining resilient despite elevated geopolitical uncertainties and slowing global growth. U.S.-China trade relations were particularly volatile in the absence of meaningful compromises on key structural issues, and expectations for a protracted trade war and the potential for a longer-term decoupling of the world’s two largest economies had eroded consumer and business confidence and curtailed capital spending. The Fed lowered its benchmark interest rate in August and September in effort to sustain economic expansion and mitigate the risks of moderating growth and trade frictions. U.S. equities surged in the fourth quarter, as stocks benefitted from waning recession fears, improved trade sentiment, and accommodative Fed policies. In October, the Fed lowered interest rates for the final time in 2019. Trade tensions were volatile during the quarter but eased in December after the U.S. and China reached a ”Phase One Trade Deal” trade agreement.

Returns varied by market-cap, where large-cap stocks, as measured by the S&P 500®, outperformed small- and mid-cap stocks, as measured by the Russell 2000® Index and S&P MidCap 400® Index, respectively.

PERFORMANCE

For the year ended December 31, 2019, Transamerica WMC US Growth II VP, Initial Class returned 40.71%. By comparison, its benchmark, the Russell 1000® Growth Index, returned 36.39%.

STRATEGY REVIEW

The Portfolio’s management team adheres to a disciplined portfolio construction process that allows them to assess risk, weight individual positions accordingly, and in the process, build a Portfolio that seeks to generate benchmark-relative outperformance by focusing largely on stock selection.

The Portfolio outperformed its benchmark for the 12-month period ended December 31, 2019.

During the fiscal year, strong stock selection within the industrials, health care, and information technology sectors contributed the most to relative performance. This was partially offset by weaker security selection within the financials, communication services and energy sectors. The impact from sector allocation, a residual of the Portfolio’s bottom-up stock selection process, was neutral; however, the Portfolio’s average cash position during a strong market detracted from relative returns.

The Portfolio’s largest relative contributor to performance during the period was Advanced Micro Devices, Inc. an American semiconductor company. Boeing Co., an aerospace manufacturer, was also a top contributor; the stock underperformed the broader market during the period; however, we exited our position in the first quarter of 2019. Lastly, not owning Cisco Systems, Inc. an internet protocol company aided relative returns.

The Portfolio’s largest relative detractors during the period included an underweight to Apple Inc., a consumer electronics and computer software tech giant, GoDaddy, Inc. a web hosting company, and NetApp Inc., a hybrid cloud data services and data management company. NetApp was eliminated from the Portfolio during the period.

Mammen Chally, CFA

Douglas McLane, CFA

David Siegle, CFA

Co-Portfolio Managers

Wellington Management Company LLP

Asset Allocation	Percentage of Net Assets
Common Stocks	99.8%
Net Other Assets (Liabilities)	0.2
Total	100.0%

Current	and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2019

Transamerica WMC US Growth II VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	40.71%	15.32%	15.06%	12/30/2003
Russell 1000® Growth Index (A)	36.39%	14.63%	15.22%

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2019

Transamerica WMC US Growth II VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2019, and held for the entire six-month period until December 31, 2019.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,132.60	$1.61	$1,023.70	$1.53	0.30%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2019

Transamerica WMC US Growth II VP

SCHEDULE OF INVESTMENTS

At December 31, 2019

	Shares	Value
COMMON STOCKS - 99.8%
Aerospace & Defense - 1.4%
Raytheon Co.	835	$ 183,483

Beverages - 2.2%
Constellation Brands, Inc., Class A	737	139,846
Monster Beverage Corp. (A)	2,410	153,155

		293,001

Biotechnology - 2.8%
Biogen, Inc. (A)	216	64,094
Sarepta Therapeutics, Inc. (A)	518	66,843
Seattle Genetics, Inc. (A)	843	96,321
Vertex Pharmaceuticals, Inc. (A)	660	144,507

		371,765

Building Products - 1.1%
Fortune Brands Home & Security, Inc.	2,152	140,612

Capital Markets - 1.0%
Intercontinental Exchange, Inc.	1,338	123,832

Chemicals - 1.8%
PPG Industries, Inc.	1,100	146,839
Sherwin-Williams Co.	150	87,531

		234,370

Commercial Services & Supplies - 0.9%
Copart, Inc. (A)	1,229	111,765

Consumer Finance - 1.8%
American Express Co.	1,110	138,184
Capital One Financial Corp.	1,004	103,321

		241,505

Diversified Telecommunication Services - 0.8%
Verizon Communications, Inc.	1,604	98,486

Electrical Equipment - 1.9%
AMETEK, Inc.	1,322	131,856
Eaton Corp. PLC	1,194	113,096

		244,952

Electronic Equipment, Instruments & Components - 1.6%
CDW Corp.	893	127,556
Zebra Technologies Corp., Class A (A)	326	83,274

		210,830

Entertainment - 2.1%
Activision Blizzard, Inc.	2,294	136,310
Walt Disney Co.	970	140,291

		276,601

Equity Real Estate Investment Trusts - 1.2%
American Tower Corp.	703	161,563

Food & Staples Retailing - 1.6%
Costco Wholesale Corp.	716	210,447

Health Care Equipment & Supplies - 4.1%
Baxter International, Inc.	2,183	182,543
Becton Dickinson and Co.	373	101,445
Edwards Lifesciences Corp. (A)	529	123,410
Teleflex, Inc.	360	135,518

		542,916

Health Care Providers & Services - 2.5%
UnitedHealth Group, Inc.	1,122	329,845

Hotels, Restaurants & Leisure - 2.2%
Hilton Worldwide Holdings, Inc.	1,498	166,143

	Shares	Value
COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (continued)
McDonald’s Corp.	605	$ 119,554

		285,697

Household Products - 2.0%
Colgate-Palmolive Co.	2,233	153,720
Procter & Gamble Co.	880	109,912

		263,632

Insurance - 0.8%
Allstate Corp.	968	108,852

Interactive Media & Services - 9.8%
Alphabet, Inc., Class A (A)	462	618,798
Alphabet, Inc., Class C (A)	128	171,139
Facebook, Inc., Class A (A)	2,397	491,984

		1,281,921

Internet & Direct Marketing Retail - 4.6%
Amazon.com, Inc. (A)	327	604,244

IT Services - 9.2%
EPAM Systems, Inc. (A)	443	93,987
FleetCor Technologies, Inc. (A)	643	185,004
Global Payments, Inc.	1,172	213,960
GoDaddy, Inc., Class A (A)	1,888	128,233
Mastercard, Inc., Class A	1,328	396,527
PayPal Holdings, Inc. (A)	1,674	181,077

		1,198,788

Life Sciences Tools & Services - 1.6%
Thermo Fisher Scientific, Inc.	623	202,394

Machinery - 3.0%
Illinois Tool Works, Inc.	1,006	180,708
Nordson Corp.	743	120,990
Snap-on, Inc.	538	91,137

		392,835

Oil, Gas & Consumable Fuels - 0.4%
Continental Resources, Inc.	1,552	53,234

Pharmaceuticals - 2.2%
Allergan PLC	571	109,158
Eli Lilly & Co.	1,394	183,213

		292,371

Professional Services - 1.3%
Equifax, Inc.	579	81,130
IHS Markit, Ltd. (A)	1,227	92,454

		173,584

Road & Rail - 1.3%
Norfolk Southern Corp.	533	103,471
Uber Technologies, Inc. (A)	2,305	68,551

		172,022

Semiconductors & Semiconductor Equipment - 3.7%
Advanced Micro Devices, Inc. (A)	3,175	145,605
Marvell Technology Group, Ltd.	4,954	131,578
Micron Technology, Inc. (A)	1,993	107,184
ON Semiconductor Corp. (A)	4,239	103,347

		487,714

Software - 14.9%
Adobe, Inc. (A)	751	247,687
DocuSign, Inc. (A)	1,285	95,231

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica WMC US Growth II VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Software (continued)
Guidewire Software, Inc. (A)	895	$ 98,244
Microsoft Corp.	5,407	852,684
salesforce.com, Inc. (A)	1,600	260,224
ServiceNow, Inc. (A)	541	152,735
SS&C Technologies Holdings, Inc.	1,951	119,792
Workday, Inc., Class A (A)	722	118,733

		1,945,330

Specialty Retail - 1.5%
TJX Cos., Inc.	3,302	201,620

Technology Hardware, Storage & Peripherals - 7.5%
Apple, Inc.	3,329	977,561

	Shares	Value
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods - 5.0%
NIKE, Inc., Class B	2,349	$ 237,977
PVH Corp.	1,231	129,440
Under Armour, Inc., Class C (A)	6,627	127,106
VF Corp.	1,619	161,349

		655,872

Total Common Stocks (Cost $8,237,205)		13,073,644

Total Investments (Cost $8,237,205)		13,073,644
Net Other Assets (Liabilities) - 0.2%		26,645

Net Assets - 100.0%		$ 13,100,289

SECURITY VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$13,073,644	$—	$—	$13,073,644

Total Investments	$13,073,644	$—	$—	$13,073,644

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	There were no transfers in or out of Level 3 during the year ended December 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica WMC US Growth II VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2019

Assets:
Investments, at value (cost $8,237,205)	$13,073,644
Cash	36,787
Receivables and other assets:
Dividends	4,926
Due from investment manager	215

Total assets	13,115,572

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	356
Transfer agent costs	17
Trustees, CCO and deferred compensation fees	43
Audit and tax fees	11,927
Custody fees	1,321
Legal fees	134
Printing and shareholder reports fees	362
Dues and subscriptions fees	989
Other accrued expenses	134

Total liabilities	15,283

Net assets	$13,100,289

Net assets consist of:
Capital stock ($0.01 par value)	$14,302
Additional paid-in capital	7,182,026
Total distributable earnings (accumulated losses)	5,903,961

Net assets	$13,100,289

Shares outstanding	1,430,237

Net asset value and offering price per share	$9.16

STATEMENT OF OPERATIONS

For the year ended December 31, 2019

Investment Income:
Dividend income	$95,299
Interest income	2,208
Net income from securities lending	463

Total investment income	97,970

Expenses:
Investment management fees	38,981
Transfer agent costs	173
Trustees, CCO and deferred compensation fees	368
Audit and tax fees	18,529
Custody fees	2,253
Legal fees	620
Printing and shareholder reports fees	1,505
Filing fees	5,597
Other	497

Total expenses before waiver and/or reimbursement and recapture	68,523

Expense waived and/or reimbursed	(34,531)
Recapture of previously waived and/or reimbursed fees	1,445

Net expenses	35,437

Net investment income (loss)	62,533

Net realized gain (loss) on:
Investments	1,045,325

Net change in unrealized appreciation (depreciation) on:
Investments	2,838,571

Net realized and change in unrealized gain (loss)	3,883,896

Net increase (decrease) in net assets resulting from operations	$3,946,429

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica WMC US Growth II VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2019	December 31, 2018
From operations:
Net investment income (loss)	$62,533	$66,286
Net realized gain (loss)	1,045,325	1,493,881
Net change in unrealized appreciation (depreciation)	2,838,571	(1,252,191)

Net increase (decrease) in net assets resulting from operations	3,946,429	307,976

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(1,515,064)	(1,760,476)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(1,515,064)	(1,760,476)

Capital share transactions:
Proceeds from shares sold	30,171	12,057
Dividends and/or distributions reinvested	1,515,064	1,760,476
Cost of shares redeemed	(866,821)	(2,694,032)

Net increase (decrease) in net assets resulting from capital share transactions	678,414	(921,499)

Net increase (decrease) in net assets	3,109,779	(2,373,999)

Net assets:
Beginning of year	9,990,510	12,364,509

End of year	$13,100,289	$9,990,510

Capital share transactions - shares:
Shares issued	3,473	1,391
Shares reinvested	188,207	203,759
Shares redeemed	(98,827)	(315,141)

Net increase (decrease) in shares outstanding	92,853	(109,991)

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of year	$7.47	$8.54	$6.91	$6.93		$8.80

Investment operations:
Net investment income (loss) (A)	0.05	0.05	0.07	0.08	(B)	0.08
Net realized and unrealized gain (loss)	2.82	0.21	1.95	0.17		0.43

Total investment operations	2.87	0.26	2.02	0.25		0.51

Dividends and/or distributions to shareholders:
Net investment income	(0.04)	(0.10)	(0.09)	(0.07)		(0.09)
Net realized gains	(1.14)	(1.23)	(0.30)	(0.20)		(2.29)

Total dividends and/or distributions to shareholders	(1.18)	(1.33)	(0.39)	(0.27)		(2.38)

Net asset value, end of year	$9.16	$7.47	$8.54	$6.91		$6.93

Total return	40.71%	0.84%	29.73%	3.47%		7.11%

Ratio and supplemental data:
Net assets end of year (000’s)	$13,100	$9,991	$12,365	$12,113		$12,871
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.58%	0.55%	0.55%	0.52%		0.51%
Including waiver and/or reimbursement and recapture	0.30%	0.30%	0.30%	0.17	%(B)	0.30%
Net investment income (loss) to average net assets	0.53%	0.54%	0.89%	1.10	%(B)	0.93%
Portfolio turnover rate	23%	24%	32%	40%		40%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was 0.01 to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica WMC US Growth II VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2019

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica WMC US Growth II VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Initial Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2019

Transamerica WMC US Growth II VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2019, commissions recaptured are $21.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2019, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in

Transamerica Series Trust	Annual Report 2019

Transamerica WMC US Growth II VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SECURITY VALUATION (continued)

determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2019, the Portfolio has not utilized the program.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities on non-U.S. fixed income investments, as well as on securities traded on U.S. exchanges. Loan counterparties pledge cash collateral with a value of at least 105% of the current value of the loaned securities for non-U.S. equity positions. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio (the “Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2019; however no individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2019, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK FACTOR

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Growth risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Transamerica Series Trust	Annual Report 2019

Transamerica WMC US Growth II VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM at an annual rate of 0.33% on daily Average Net Assets (“ANA”).

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.30%	May 1, 2020

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the thirty-six months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2019 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the years ended December 31, 2017, December 31, 2018 and December 31, 2019, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available
2017	2018	2019	Total
$ 32,178	$ 31,354	$ 34,531	$ 98,063

Transamerica Series Trust	Annual Report 2019

Transamerica WMC US Growth II VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2020. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.15% of Initial Class.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2019, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2019, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2019.

Cross-trades: The Portfolio is authorized to purchase or sell securities from and to other portfolios within TST or between the Portfolio and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with Rule 17a-7 under the 1940 Act, when it is in the best interest of each Portfolio participating in the transaction.

For the year ended December 31, 2019, the Portfolio engaged in the following net cross-trade transactions, which resulted in net realized gains/(losses) as follows:

Purchases	Sales	Net Realized Gains/(Losses)
$ —	$ 45,499	$ 3,667

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2019, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 2,677,018	$ —	$ 3,454,944	$ —

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue

Transamerica Series Trust	Annual Report 2019

Transamerica WMC US Growth II VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2019, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 8,243,704	$ 4,923,137	$ (93,197)	$ 4,829,940

As of December 31, 2019, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2019, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2019 and 2018 are as follows:

2019 Distributions Paid From			2018 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 215,034	$ 1,300,030	$ —	$ 394,714	$ 1,365,762	$ —

As of December 31, 2019, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 152,343	$ 921,678	$ —	$ —	$ —	$ 4,829,940

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and has early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Transamerica WMC US Growth II VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

11. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as sub-adviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties have been deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica WMC US Growth II VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica WMC US Growth II VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust, at December 31, 2019) the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2020

Transamerica Series Trust	Annual Report 2019

Transamerica WMC US Growth II VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $1,300,030 for the year ended December 31, 2019.

Transamerica Series Trust	Annual Report 2019

Transamerica WMC US Growth VP

(unaudited)

MARKET ENVIRONMENT

U.S. equities, as measured by the S&P 500®, posted positive results over the 12-month period ended December 31, 2019.

During the first quarter of 2019, U.S. equities rallied to their largest quarterly gain since 2009, buoyed by a dovish shift in the U.S. Federal Reserve (“Fed”) policy and guidance, optimism for a US-China trade deal, relatively strong fourth-quarter earnings, and corporate buybacks. By the summer of 2019, unresolved U.S. trade frictions with China, Mexico, Japan, and the EU unsettled markets and raised concerns about the potential risks to U.S. economic growth from increasing cost pressures, supply chain disruptions, and waning business confidence and investment plans. In the third quarter of 2019, U.S. equities rose for the third consecutive quarter with the U.S. economy remaining resilient despite elevated geopolitical uncertainties and slowing global growth. U.S.-China trade relations were particularly volatile in the absence of meaningful compromises on key structural issues, and expectations for a protracted trade war and the potential for a longer-term decoupling of the world’s two largest economies had eroded consumer and business confidence and curtailed capital spending. The Fed lowered its benchmark interest rate in August and September in effort to sustain economic expansion and mitigate the risks of moderating growth and trade frictions. U.S. equities surged in the fourth quarter, as stocks benefitted from waning recession fears, improved trade sentiment, and accommodative Fed policies. In October, the Fed lowered interest rates for the final time in 2019. Trade tensions were volatile during the quarter but eased in December after the U.S. and China reached a “Phase One Trade Deal” trade agreement.

Returns varied by market-cap, where large-cap stocks, as measured by the S&P 500®, outperformed small- and mid-cap stocks, as measured by the Russell 2000® Index and S&P MidCap 400® Index, respectively.

PERFORMANCE

For the year ended December 31, 2019, Transamerica WMC US Growth VP, Initial Class returned 40.05%. By comparison, its benchmark, the Russell 1000® Growth Index, returned 36.39%.

STRATEGY REVIEW

The Portfolio’s management team adheres to a disciplined portfolio construction process that allows them to assess risk, weight individual positions accordingly, and in the process, build a Portfolio that seeks to generate benchmark-relative outperformance by focusing largely on stock selection.

The Portfolio outperformed its benchmark for the 12-month period ended December 31, 2019.

During the fisal year, strong stock selection within the industrials, health care and information technology sectors contributed the most to relative performance. This was partially offset by weaker security selection within the financials, energy, and communication services sectors. The impact from sector allocation, a residual of the Portfolio’s bottom-up stock selection process, was neutral; however, the Portfolio’s average cash position during a strong market detracted from relative returns.

The Portfolio’s largest relative contributor to performance during the period was Advanced Micro Devices, Inc. an American semiconductor company. Boeing Co., an aerospace manufacturer, was also a top contributor; the stock underperformed the broader market during the period; however, we exited our position in the first quarter of 2019. Lastly, not owning Cisco Systems, Inc. an internet protocol company aided relative returns.

The Portfolio’s largest relative detractors during the period included an underweight to Apple Inc., a consumer electronics and computer software tech giant, GoDaddy, Inc. a web hosting company, and NetApp, Inc. a hybrid cloud data services and data management company. NetApp was elminated from the Portfolio during the period.

Mammen Chally, CFA

Douglas McLane, CFA

David Siegle, CFA

Co-Portfolio Managers

Wellington Management Company LLP

Asset Allocation	Percentage of Net Assets
Common Stocks	99.5%
Repurchase Agreement	0.5
Net Other Assets (Liabilities)	(0.0)*
Total	100.0%

Current and future portfolio holdings are subject to change and risk.
*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Series Trust	Annual Report 2019

Transamerica WMC US Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	40.05%	14.77%	14.17%	12/31/1980
Russell 1000® Growth Index (A)	36.39%	14.63%	15.22%
Service Class	39.68%	14.49%	13.88%	05/01/2003

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2019

Transamerica WMC US Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2019, and held for the entire six-month period until December 31, 2019.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,130.00	$3.60	$1,021.80	$3.41	0.67%
Service Class	1,000.00	1,128.60	4.94	1,020.60	4.69	0.92

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2019

Transamerica WMC US Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2019

	Shares	Value
COMMON STOCKS - 99.5%
Aerospace & Defense - 1.4%
Raytheon Co.	216,572	$ 47,589,531

Beverages - 2.2%
Constellation Brands, Inc., Class A	186,190	35,329,552
Monster Beverage Corp. (A)	604,683	38,427,605

		73,757,157

Biotechnology - 2.8%
Biogen, Inc. (A)	55,315	16,413,620
Sarepta Therapeutics, Inc. (A)	132,266	17,067,605
Seattle Genetics, Inc. (A)	214,540	24,513,340
Vertex Pharmaceuticals, Inc. (A)	169,719	37,159,975

		95,154,540

Building Products - 1.0%
Fortune Brands Home & Security, Inc.	549,958	35,934,256

Capital Markets - 0.9%
Intercontinental Exchange, Inc.	332,856	30,805,823

Chemicals - 2.0%
PPG Industries, Inc.	279,395	37,296,439
Sherwin-Williams Co.	51,069	29,800,804

		67,097,243

Commercial Services & Supplies - 0.8%
Copart, Inc. (A)	308,918	28,093,003

Consumer Finance - 1.8%
American Express Co.	280,551	34,925,794
Capital One Financial Corp.	257,144	26,462,689

		61,388,483

Diversified Telecommunication Services - 0.7%
Verizon Communications, Inc.	409,419	25,138,327

Electrical Equipment - 1.8%
AMETEK, Inc.	328,905	32,804,985
Eaton Corp. PLC	306,122	28,995,876

		61,800,861

Electronic Equipment, Instruments & Components - 1.6%
CDW Corp.	224,047	32,002,874
Zebra Technologies Corp., Class A (A)	82,962	21,191,813

		53,194,687

Entertainment - 2.1%
Activision Blizzard, Inc.	584,298	34,718,987
Walt Disney Co.	250,870	36,283,328

		71,002,315

Equity Real Estate Investment Trusts - 1.5%
American Tower Corp.	221,456	50,895,018

Food & Staples Retailing - 1.6%
Costco Wholesale Corp.	182,970	53,778,542

Health Care Equipment & Supplies - 4.3%
Baxter International, Inc.	555,757	46,472,400
Becton Dickinson and Co.	95,095	25,862,987
Danaher Corp.	68,732	10,548,988
Edwards Lifesciences Corp. (A)	133,067	31,043,201
Teleflex, Inc.	90,637	34,119,392

		148,046,968

Health Care Providers & Services - 2.5%
UnitedHealth Group, Inc.	289,662	85,154,835

	Shares	Value
COMMON STOCKS (continued)
Hotels, Restaurants & Leisure - 2.1%
Hilton Worldwide Holdings, Inc.	381,370	$ 42,297,747
McDonald’s Corp.	152,466	30,128,806

		72,426,553

Household Products - 2.0%
Colgate-Palmolive Co.	572,791	39,430,932
Procter & Gamble Co.	222,933	27,844,332

		67,275,264

Insurance - 0.8%
Allstate Corp.	243,047	27,330,635

Interactive Media & Services - 9.8%
Alphabet, Inc., Class A (A)	120,940	161,985,826
Alphabet, Inc., Class C (A)	32,856	43,929,129
Facebook, Inc., Class A (A)	619,971	127,249,048

		333,164,003

Internet & Direct Marketing Retail - 4.7%
Amazon.com, Inc. (A)	86,004	158,921,631

IT Services - 9.3%
EPAM Systems, Inc. (A)	115,277	24,457,168
FleetCor Technologies, Inc. (A)	163,198	46,955,328
Global Payments, Inc.	301,510	55,043,666
GoDaddy, Inc., Class A (A)	479,741	32,584,009
Mastercard, Inc., Class A	341,673	102,020,141
PayPal Holdings, Inc. (A)	431,620	46,688,335
Visa, Inc., Class A	57,884	10,876,404

		318,625,051

Life Sciences Tools & Services - 1.5%
Thermo Fisher Scientific, Inc.	160,357	52,095,179

Machinery - 2.9%
Illinois Tool Works, Inc.	257,285	46,216,105
Nordson Corp.	187,147	30,475,017
Snap-on, Inc.	137,806	23,344,336

		100,035,458

Oil, Gas & Consumable Fuels - 0.4%
Continental Resources, Inc.	406,815	13,953,755

Pharmaceuticals - 2.2%
Allergan PLC	145,396	27,795,353
Eli Lilly & Co.	353,081	46,405,436

		74,200,789

Professional Services - 1.3%
Equifax, Inc.	149,523	20,951,163
IHS Markit, Ltd. (A)	305,466	23,016,863

		43,968,026

Road & Rail - 1.3%
Norfolk Southern Corp.	134,124	26,037,492
Uber Technologies, Inc. (A)	584,532	17,383,982

		43,421,474

Semiconductors & Semiconductor Equipment - 3.6%
Advanced Micro Devices, Inc. (A)	808,104	37,059,649
Marvell Technology Group, Ltd.	1,260,142	33,469,372
Micron Technology, Inc. (A)	499,299	26,852,300
ON Semiconductor Corp. (A)	1,052,786	25,666,923

		123,048,244

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica WMC US Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Software - 14.8%
Adobe, Inc. (A)	203,418	$ 67,089,291
DocuSign, Inc. (A)	331,447	24,563,537
Guidewire Software, Inc. (A)	225,357	24,737,438
Microsoft Corp.	1,402,291	221,141,291
salesforce.com, Inc. (A)	410,996	66,844,389
ServiceNow, Inc. (A)	137,726	38,882,804
SS&C Technologies Holdings, Inc.	493,712	30,313,917
Workday, Inc., Class A (A)	183,234	30,132,831

		503,705,498

Specialty Retail - 1.5%
TJX Cos., Inc.	849,606	51,876,942

Technology Hardware, Storage & Peripherals - 7.3%
Apple, Inc.	850,000	249,602,500

Textiles, Apparel & Luxury Goods - 5.0%
NIKE, Inc., Class B	652,946	66,149,959
PVH Corp.	314,095	33,027,089
Under Armour, Inc., Class C (A)	1,677,071	32,166,222
VF Corp.	406,324	40,494,250

		171,837,520

Total Common Stocks (Cost $2,202,379,149)		3,394,320,111

Principal	Value
REPURCHASE AGREEMENT - 0.5%

Fixed Income Clearing Corp., 0.85% (B), dated 12/31/2019, to be repurchased at $16,868,915 on 01/02/2020. Collateralized by a U.S. Government Obligation, 2.75%, due 09/15/2021, and with a value of $17,205,634.

$ 16,868,118	$ 16,868,118

Total Repurchase Agreement (Cost $16,868,118)	16,868,118

Total Investments (Cost $2,219,247,267)	3,411,188,229
Net Other Assets (Liabilities) - (0.0)% (C)	(1,184,697)

Net Assets - 100.0%	$ 3,410,003,532

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$3,394,320,111	$—	$—	$3,394,320,111
Repurchase Agreement	—	16,868,118	—	16,868,118

Total Investments	$3,394,320,111	$16,868,118	$—	$3,411,188,229

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Rate disclosed reflects the yield at December 31, 2019.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica WMC US Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2019

Assets:
Investments, at value (cost $2,202,379,149)	$3,394,320,111
Repurchase agreement, at value (cost $16,868,118)	16,868,118
Foreign currency, at value (cost $8,070)	8,451
Receivables and other assets:
Net income from securities lending	604
Shares of beneficial interest sold	638,020
Dividends	1,317,325
Interest	443
Tax reclaims	172,958

Total assets	3,413,326,030

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	1,037,161
Investment management fees	1,841,421
Distribution and service fees	74,546
Transfer agent costs	4,389
Trustees, CCO and deferred compensation fees	10,565
Audit and tax fees	26,123
Custody fees	86,693
Legal fees	32,689
Printing and shareholder reports fees	169,179
Other accrued expenses	39,732

Total liabilities	3,322,498

Net assets	$3,410,003,532

Net assets consist of:
Capital stock ($0.01 par value)	$995,500
Additional paid-in capital	1,920,199,954
Total distributable earnings (accumulated losses)	1,488,808,078

Net assets	$3,410,003,532

Net assets by class:
Initial Class	$3,064,685,197
Service Class	345,318,335

Shares outstanding:
Initial Class	89,214,788
Service Class	10,335,170

Net asset value and offering price per share:
Initial Class	$34.35
Service Class	33.41

STATEMENT OF OPERATIONS

For the year ended December 31, 2019

Investment Income:
Dividend income	$23,566,967
Interest income	401,879
Net income from securities lending	111,919

Total investment income	24,080,765

Expenses:
Investment management fees	18,897,637
Distribution and service fees:
Service Class	649,761
Transfer agent costs	42,858
Trustees, CCO and deferred compensation fees	90,253
Audit and tax fees	49,288
Custody fees	173,105
Legal fees	151,797
Printing and shareholder reports fees	228,332
Other	166,036

Total expenses	20,449,067

Net investment income (loss)	3,631,698

Net realized gain (loss) on:
Investments	294,399,669

Net change in unrealized appreciation (depreciation) on:
Investments	667,942,084
Translation of assets and liabilities denominated in foreign currencies	381

Net change in unrealized appreciation (depreciation)	667,942,465

Net realized and change in unrealized gain (loss)	962,342,134

Net increase (decrease) in net assets resulting from operations	$965,973,832

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica WMC US Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2019	December 31, 2018
From operations:
Net investment income (loss)	$3,631,698	$3,573,076
Net realized gain (loss)	294,399,669	243,449,194
Net change in unrealized appreciation (depreciation)	667,942,465	(230,873,262)

Net increase (decrease) in net assets resulting from operations	965,973,832	16,149,008

Dividends and/or distributions to shareholders:
Initial Class	(225,055,622)	(236,163,415)
Service Class	(22,079,934)	(20,862,070)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(247,135,556)	(257,025,485)

Capital share transactions:
Proceeds from shares sold:
Initial Class	48,347,868	173,768,227
Service Class	40,308,120	15,192,905

	88,655,988	188,961,132

Issued from fund acquisition:
Initial Class	179,731,341	—
Service Class	44,374,490	—

	224,105,831	—

Dividends and/or distributions reinvested:
Initial Class	225,055,622	236,163,415
Service Class	22,079,934	20,862,070

	247,135,556	257,025,485

Cost of shares redeemed:
Initial Class	(357,319,143)	(381,203,372)
Service Class	(34,067,828)	(47,718,415)

	(391,386,971)	(428,921,787)

Net increase (decrease) in net assets resulting from capital share transactions	168,510,404	17,064,830

Net increase (decrease) in net assets	887,348,680	(223,811,647)

Net assets:
Beginning of year	2,522,654,852	2,746,466,499

End of year	$3,410,003,532	$2,522,654,852

Capital share transactions - shares:
Shares issued:
Initial Class	1,562,355	5,290,824
Service Class	1,287,162	519,875

	2,849,517	5,810,699

Shares issued on fund acquisition:
Initial Class	5,616,008	—
Service Class	1,424,968	—

	7,040,976	—

Shares reinvested:
Initial Class	7,439,855	7,583,925
Service Class	749,743	685,576

	8,189,598	8,269,501

Shares redeemed:
Initial Class	(11,538,297)	(12,473,179)
Service Class	(1,095,154)	(1,582,968)

	(12,633,451)	(14,056,147)

Net increase (decrease) in shares outstanding:
Initial Class	3,079,921	401,570
Service Class	2,366,719	(377,517)

	5,446,640	24,053

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica WMC US Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2019	December 31, 2018	December 31, 2017		December 31, 2016		December 31, 2015
Net asset value, beginning of year	$26.86	$29.25	$23.30		$23.71		$33.82

Investment operations:
Net investment income (loss) (A)	0.05	0.04	0.13		0.13	(B)	0.15
Net realized and unrealized gain (loss)	10.31	0.42	6.59		0.56		1.60

Total investment operations	10.36	0.46	6.72		0.69		1.75

Dividends and/or distributions to shareholders:
Net investment income	(0.04)	(0.16)	(0.12)		(0.10)		(0.26)
Net realized gains	(2.83)	(2.69)	(0.65)		(1.00)		(11.60)

Total dividends and/or distributions to shareholders	(2.87)	(2.85)	(0.77)		(1.10)		(11.86)

Net asset value, end of year	$34.35	$26.86	$29.25		$23.30		$23.71

Total return	40.05%	0.21%	29.20%		2.81%		6.85%

Ratio and supplemental data:
Net assets end of year (000’s)	$3,064,686	$2,313,734	$2,507,627		$2,259,537		$1,803,732
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.68%	0.70%	0.70	%(C)	0.70	%(C)	0.71	%(C)
Including waiver and/or reimbursement and recapture	0.68%	0.70%	0.70	%(C)	0.69	%(B)(C)	0.71	%(C)
Net investment income (loss) to average net assets	0.15%	0.15%	0.48%		0.56	%(B)	0.50%
Portfolio turnover rate	26%	28%	34%		46%		37%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2019	December 31, 2018	December 31, 2017		December 31, 2016		December 31, 2015
Net asset value, beginning of year	$26.22	$28.62	$22.82		$23.25		$33.38

Investment operations:
Net investment income (loss) (A)	(0.03)	(0.03)	0.05		0.07	(B)	0.07
Net realized and unrealized gain (loss)	10.05	0.41	6.46		0.54		1.58

Total investment operations	10.02	0.38	6.51		0.61		1.65

Dividends and/or distributions to shareholders:
Net investment income	—	(0.09)	(0.06)		(0.04)		(0.18)
Net realized gains	(2.83)	(2.69)	(0.65)		(1.00)		(11.60)

Total dividends and/or distributions to shareholders	(2.83)	(2.78)	(0.71)		(1.04)		(11.78)

Net asset value, end of year	$33.41	$26.22	$28.62		$22.82		$23.25

Total return	39.68%	(0.03)%	28.86%		2.54%		6.61%

Ratio and supplemental data:
Net assets end of year (000’s)	$345,318	$208,921	$238,839		$174,774		$178,172
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.93%	0.95%	0.95	%(C)	0.95	%(C)	0.96	%(C)
Including waiver and/or reimbursement and recapture	0.93%	0.95%	0.95	%(C)	0.94	%(B)(C)	0.96	%(C)
Net investment income (loss) to average net assets	(0.10)%	(0.10)%	0.21%		0.29	%(B)	0.25%
Portfolio turnover rate	26%	28%	34%		46%		37%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2019

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2019

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica WMC US Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2019

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2019, commissions recaptured are $15,723.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2019

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SECURITY VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2019, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2019, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Transamerica Series Trust	Annual Report 2019

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2019, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2019.

Repurchase agreements at December 31, 2019, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities on non-U.S. fixed income investments, as well as on securities traded on U.S. exchanges. Loan counterparties pledge cash collateral with a value of at least 105% of the current value of the loaned securities for non-U.S. equity positions. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio (the “Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2019; however no individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2019, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

6. RISK FACTOR

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Growth risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

Transamerica Series Trust	Annual Report 2019

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
Effective August 2, 2019
First $500 million	0.6800%
Over $500 million up to $800 million	0.6700
Over $800 million up to $1 billion	0.6575
Over $1 billion up to $2 billion	0.6130
Over $2 billion up to $3 billion	0.6050
Over $3 billion up to $4 billion	0.5900
Over $4 billion up to $5 billion	0.5750
Over $5 billion	0.5700
Prior to August 2, 2019
First $150 million	0.7300
Over $150 million up to $650 million	0.7000
Over $650 million up to $1.15 billion	0.6800
Over $1.15 billion up to $2 billion	0.6550
Over $2 billion up to $3 billion	0.6400
Over $3 billion up to $4 billion	0.6300
Over $4 billion	0.6100

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit
Effective May 1, 2019
Initial Class	0.74%	May 1, 2020
Service Class	0.99	May 1, 2020
Prior to May 1, 2019
Initial Class	0.85
Service Class	1.10

Transamerica Series Trust	Annual Report 2019

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the thirty-six months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2019 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2019, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2020. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2019, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2019, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2019.

Cross-trades: The Portfolio is authorized to purchase or sell securities from and to other portfolios within TST or between the Portfolio and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with Rule 17a-7 under the 1940 Act, when it is in the best interest of each Portfolio participating in the transaction.

Transamerica Series Trust	Annual Report 2019

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

For the year ended December 31, 2019, the Portfolio engaged in the following net cross-trade transactions, which resulted in net realized gains/(losses) as follows:

Purchases	Sales	Net Realized Gains/(Losses)
$ —	$ 10,967,148	$ 1,481,180

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2019, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 748,481,008	$ —	$ 1,039,046,183	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to wash sales from merger. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings (Accumulated Losses)
$ 34,350	$ (34,350)

As of December 31, 2019, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 2,221,045,777	$ 1,212,044,753	$ (21,902,301)	$ 1,190,142,452

As of December 31, 2019, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2019, the Portfolio did not have any capital loss carryforwards utilized or expired.

Transamerica Series Trust	Annual Report 2019

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2019 and 2018 are as follows:

2019 Distributions Paid From			2018 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 33,104,389	$ 214,031,167	$ —	$ 53,749,142	$ 203,276,343	$ —

As of December 31, 2019, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 30,327,414	$ 268,337,831	$ —	$ —	$ —	$ 1,190,142,833

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and has early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

11. REORGANIZATION

Following the close of business on November 1, 2019, the Portfolio acquired all of the net assets of Transamerica Torray Concentrated Growth VP (“Torray Concentrated Growth VP”) pursuant to a Plan of Reorganization. The Portfolio is the accounting survivor. The purpose of the transaction was to achieve operating efficiencies and a more cohesive, focused, and streamlined fund complex. The reorganization was accomplished by a tax-free exchange of shares of the Portfolio for shares of Torray Concentrated Growth VP outstanding following the close of business on November 1, 2019. The cost basis of the investments received from Torray Concentrated Growth VP was carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Shares issued to Torray Concentrated Growth VP shareholders, along with the exchange ratio of the reorganization for Portfolio, were as follows:

Torray Concentrated Growth VP Class	Torray Concentrated Growth VP Shares	Portfolio Class	Portfolio Shares	Dollar Amount	Exchange Ratio (A)
Initial	7,915,012	Initial	5,616,008	$179,731,341	0.71
Service	1,904,140	Service	1,424,968	44,374,490	0.75

(A)	Calculated by dividing the Portfolio shares issuable by the Torray Concentrated Growth VP shares outstanding on November 1, 2019.

The net assets of Torray Concentrated Growth VP, including unrealized appreciation (depreciation), were combined with those of Portfolio. These amounts were as follows:

Torray Concentrated Growth VP Unrealized Appreciation (Depreciation)	Torray Concentrated Growth VP Net Assets	Portfolio Net Assets Prior to Reorganization	Net Assets After Reorganization
$ 86,122,229	$ 224,105,831	$ 2,991,642,668	$ 3,215,748,499

Transamerica Series Trust	Annual Report 2019

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

11. REORGANIZATION (continued)

Assuming the reorganization had been completed on January 1, 2020, the beginning of the annual reporting period of the Portfolio, the pro forma results of operations for the year ended December 31, 2019, are as follows:

Net investment income (loss)	$3,677,524
Net realized and change in unrealized gain (loss)	1,008,621,529
Net increase (decrease) in net assets resulting from operations	1,012,299,053

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings of Torray Concentrated Growth VP that have been included in the Portfolio’s Statement of Operations following the close of business on November 1, 2019.

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

13. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as sub-adviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties have been deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica WMC US Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica WMC US Growth VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2020

Transamerica Series Trust	Annual Report 2019

Transamerica WMC US Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $214,031,167 for the year ended December 31, 2019.

Transamerica Series Trust	Annual Report 2019

Management of the Trust

Board Members and Officers

Each of the portfolios is supervised by the Board.

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

Interested Board Member means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each portfolio and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of each portfolio by its officers. The Board also reviews the management of each portfolio’s assets by the investment manager and its respective sub-adviser.

The portfolios are among the portfolios managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); (iii) Transamerica ETF Trust (“TET”); and (iv) Transamerica Asset Allocation Variable Funds (“TAAVF”). Transamerica Fund Family consists of 126 funds as of the date of this Annual Report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, Colorado 80202.

Further information about the Trust’s Board Members and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-888-233-4339 or visiting the Trust’s website at www.transamerica.com.

The Board Members, their age, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS
Marijn P. Smit (46)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF, TST and TAAVF (2014 – present);

Chairman of the Board, President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Chairman of the Board, President and Chief Executive Officer, Transamerica Income Shares, Inc. (“TIS”) (2014 – 2015);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present);

126	Director,
Massachusetts
Fidelity Trust
Company
(2014 – present);

Director, Aegon
Global Funds
(2016 – present);

Director –
Akaan-Aegon,
S.A.P.I. de C.V.
(financial
services joint
venture in
Mexico)
(2017 – present)

Director,
Mongeral Aegon
Seguros e
Previdencia S.A.
(2019 –
present); and

Director,
Mongeral Aegon
Investimentos
Ltda.
(2018 – present)

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – present); Trust Officer, Massachusetts Fidelity Trust Company (2014 – present);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016); and

President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Alan F. Warrick (71)	Board Member	Since 2012	Board Member, TF, TST and TAAVF (2012 – present); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Board Member, TIS (2012 – 2015); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); Retired (2010).	121	N/A
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (67)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF, TST and TAAVF (2008 – present); Board Member, TPP, TPFG and TPFG II (2008 – 2018); Board Member, TIS (2008 – 2015); Board Member, Transamerica Investors, Inc.(“TII”) (2003 – 2010); and Partner, KPMG (1975 – 1999).	121	Big 5 Sporting Goods (2002 – present); Southern Company Gas (energy services holding company) (2008 – present)

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
Leo J. Hill (63)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Board Member, TIS (2002 – 2015);

Board Member, TAAVF (2007 – present);

Board Member, TII (2008 – 2010);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				121	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
David W. Jennings (73)	Board Member	Since 2009	Board Member, TF, TST and TAAVF (2009 – present); Board Member, TPP, TPFG and TPFG II (2009 – 2018); Board Member, TIS (2009 – 2015); Board Member, TII (2009 – 2010); Managing Director, Hilton Capital Management, LLC (2010 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	121	N/A

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
Fredric A. Nelson III (63)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017 – present); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	121	N/A
John E. Pelletier (55)	Board Member	Since 2017

Board Member, TF, TST and TAAVF (2017 – present);

Board Member, TPP, TPFG and TPFG II (2017 – 2018);

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – present);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel

Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008); and

Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

				121	N/A

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
Patricia L. Sawyer (69)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TPP, TPFG and TPFG II (1993 – 2018); Board Member, TIS (2007 – 2015); Board Member, TII (2008 – 2010); Board Member, TAAVF (1993 – present); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	121	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (68)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present); Board Member, TAAVF (2007 – present); Board Member, TPP, TPFG and TPFG II (2007 – 2018); Board Member, TIS (2004 – 2015); Board Member, TII (2008 – 2010); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).	121	Board Member,
Operation PAR,
Inc. (non-profit
organization)
(2008 – present);
Board Member,
Remember
Honor Support,
Inc. (non-profit
organization)
(2013 – present)
Board Member,
WRH Income
Properties, Inc.
(real estate)
(2014 – present);
and Board
Member, Boley
PAR, Inc.
(non-profit
organization)
					(2016 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Officers

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (46)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Christopher A. Staples, CFA (49)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services (2007 – present), Transamerica Funds and TST; TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services (2007 – 2015), TIS;

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – present);

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM; Director, TFS (2005 – 2019); Trust Officer, Massachusetts Fidelity Trust Company (2010 – present);

Registered Representative (2007 – 2016), TCI; Registered Representative, TFA (2005 – present).

Thomas R. Wald, CFA (59)	Chief Investment Officer	Since 2014

Chief Investment Officer, Transamerica Funds, TST and TAAVF (2014 – present); TET (2017 – present);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Chief Investment Officer, TIS (2014 – 2015);

Director (2017 – present), (Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión; Director (2019 – present);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Chief Investment Officer, Transamerica Investments & Retirement (2014 – present);

Director, Transamerica Funds Services, Inc. (2019 – present); and Trust Officer, Massachusetts Fidelity Trust Company (2015 – present).

Vincent J. Toner (49)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, Transamerica Funds, TST and TAAVF (2014 – present), TET (2017 – present);

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President and Treasurer, TIS (2014 – 2015);

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Vincent J. Toner (continued)

Vice President (2016 – present); Treasurer (2016 – 2019), Vice President, Administration and Treasurer
(2014 – 2016), TAM;

Vice President, Administration and Treasurer, TFS (2014 – present); Vice President (2016 – present), Transamerica Capital, Inc.; Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Francine J. Rosenberger (52)	Chief Compliance Officer	Since 2019	Chief Compliance Officer, Transamerica Funds, TST, TET and TAAVF (2019 – present); Chief Compliance Officer (2019 – present), TAM; General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).
Molly Possehl (41)	Anti-Money Laundering Officer	Since 2019	Anti-Money Laundering Officer, Transamerica Funds, TST, TET and TAAVF (2019 – present); Anti-Money Laundering Officer (2019 – present), TAM; Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present); Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present); Attorney, Anti-Money Laundering Compliance Officer (Annuity products), Transamerica Life Insurance Company/Aegon USA (2006 – 2015).
Erin D. Nelson (42)	Chief Legal Officer and Secretary	Since 2019	Chief Legal Officer and Secretary, Transamerica Funds, TST, TET and TAAVF (2019 – present); Assistant General Counsel II and Assistant Secretary, TAM (2019 – present), Assistant Secretary (2019 – present, TFS; Senior Vice President and Chief Compliance Officer, ALPS Advisors, Inc. (2015 – 2019).
Rhonda A. Mills (53)	Assistant Secretary	Since 2016

Assistant Secretary, Transamerica Funds, TST and TAAVF (2019 – present);

Secretary, Transamerica Funds, TST and TAAVF (2019); Assistant Secretary, Transamerica Funds, TST and TAAVF (2016 – 2019);

Assistant Secretary, TPP, TPFG and TPFG II (2016 – 2018);

Assistant Secretary, Vice President and High Level Specialist Attorney (2014 – 2016), Assistant General Counsel (2016 – present), TAM;

Vice President (2014 – 2016) and Assistant Secretary (2014 – present), TFS.

Blake Boettcher (33)	Tax Manager	Since 2018	Tax Manager, Transamerica Funds, TST, TAAVF and TET (2018 – present); Senior Manager – Tax, Charles Schwab Investment Management (2015 – 2017); Tax Manager, Deloitte Tax LLP (2012 – 2015).
Peter Sattelmair (42)	Assistant Treasurer	Since 2018	Assistant Treasurer, Transamerica Funds, TST and TAAVF (2018 – present); Director, Fund Administration, TAM (2014 – present).

*	Elected and serves at the pleasure of the Board of the Trust.

LIQUIDITY RISK MANAGEMENT PROGRAM (“LRMP”)

(unaudited)

Per initial requirements for SEC Rule 22e-4, TAM established a LRMP in 2018. The Board appointed TAM as the LRMP Administrator in September 2018, and approved the LRMP in March of 2019. In advance of the final compliance date of June 1, 2019, TAM successfully completed the liquidity rule implementation. All Funds were on-boarded to the State Street Global Exchange (SSGX) truView system (a third-party liquidity bucketing tool) at the end of December 2018. TAM currently has policies and procedures established for the day to day monitoring of liquidity risk, and continues to test and improve these policies and procedures as may be required.

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of Transamerica Series Trust’s (the “Trust”) proxy voting policies and procedures is available in the Statement of Additional Information of the Portfolios, available without charge upon request by calling 1-800-851-9777 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Portfolios are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Portfolios, upon request by calling 1-800-851-9777; and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Portfolios, except Government Money Market, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Portfolios’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Government Money Market will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.tranasmercia.com.

You may also visit the Trust’s website at www.transamericaseriestrust.com for this and other information about the Portfolios and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we send shareholders informative materials such as the Transamerica Series Trust Annual Report, the Transamerica Series Trust Prospectus, and other required documents that keep you informed regarding your Portfolios. Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

PO Box 219945

Kansas City, MO 64121-9945

Distributor:	Transamerica Capital, Inc.
PO Box 219945
Kansas City, MO 64121-9945

Customer Service: 1-800-851-9777

Item 2:	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.

(b)	The Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.

(c)	During the period covered by the report no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, the Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(e)	Not Applicable.

(f)	The Registrant has filed this code of ethics as an exhibit pursuant to Item 13(a)(1) of Form N-CSR.

Item 3:	Audit Committee Financial Experts.

The Registrant’s Board of Trustees has determined that Sandra N. Bane and John W. Waechter are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Ms. Bane and Mr. Waechter are “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Ms. Bane and Mr. Waechter as “audit committee financial experts” pursuant to Item 3 of Form N-CSR does not (i) impose upon them any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon them as a member of the Registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s audit committee or Board of Trustees.

Item 4:	Principal Accountant Fees and Services.

	Fiscal Year Ended 12/31 (in thousands)
	2019	2018
Audit Fees	$1,013	$1,000
Audit Related Fees(1)	$167	$53
Tax Fees(2)	$119	$169
All Other Fees(3)	$0	$61

(1)

Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the funds comprising the Registrant, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(2)

Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of the distributions for excise tax purposes, fiscal year end taxable income calculations and certain fiscal year end shareholder reporting items on behalf of the funds comprising the Registrant.

(3)	All Other Fees represent permissible non-audit services for the Registrant that it believes are routine and recurring services and would not impair the independence of the accountant.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. Generally, the Registrant’s Audit Committee must preapprove (i) all audit and non-audit services performed for the Registrant by the independent accountant and (ii) all non-audit services performed by the Registrant’s independent accountant for the Registrant’s investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the Registrant, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Registrant.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

In accordance with the Procedures, the annual audit services engagement terms and fees for the Registrant will be subject to the preapproval of the Audit Committee. In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant preapproval for other audit services, which are those services that only the independent accountant reasonably can provide.

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent accountant and the Registrant’s treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commissions’ rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Procedure of which it becomes aware.

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X for fiscal years ended 2019 and 2018 was zero.

(f) Not Applicable.

(g) Not Applicable.

(h) The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintain the principal accountant’s independence.

Item 5:	Audit Committee of Listed Registrants.

The following individuals comprise the standing Audit Committee: Sandra N. Bane, Leo J. Hill, David W. Jennings, Frederic A. Nelson, John E. Pelletier, Patricia L. Sawyer and John W. Waechter.

Item 6:	Schedule of Investments.

(a)	The schedules of investments are included in the Annual Report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11:	Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer evaluated the effectiveness of the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are appropriately designed to ensure that information required to be disclosed by the Registrant in the reports that it files on Form N-CSR (a) is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

The Registrant’s principal executive officer and principal financial officer are aware of no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13:	Exhibits.

(a)(1)	The Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(a)(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(a)(3)	Not Applicable.

(a)(4)	Not applicable.

(b)

A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica Series Trust
(Registrant)

By:	/s/ Marijn P. Smit
Marijn P. Smit
Chief Executive Officer
(Principal Executive Officer)
Date:	March 5, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Marijn P. Smit
Marijn P. Smit
Chief Executive Officer
(Principal Executive Officer)
Date:	March 5, 2020

By:	/s/ Vincent J. Toner
Vincent J. Toner
Treasurer
(Principal Financial Officer)
Date:	March 5, 2020

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

13(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers

13(a)(2)	Section 302 N-CSR Certification of Principal Executive Officer and Principal Financial Officer

13(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer